UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to section 240.14a-12

THE STUDENT LOAN CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE STUDENT LOAN CORPORATION

750 Washington Boulevard

Stamford, Connecticut 06901

November 2, 2010

Dear Stockholder:

We invite you to attend a special meeting of stockholders of The Student Loan Corporation, to be held at 399 Park Avenue, 12th Floor Auditorium, New York, New York 10022, on December 2, 2010 at 8:30 a.m., Eastern Time.

At the special meeting, we will ask you to vote on two related proposals.

First, we will ask you to adopt a resolution authorizing the transactions contemplated by the asset purchase agreement, which we refer to as the SLM Transaction Agreement in this proxy statement, that we entered into on September 17, 2010, under which the company will sell and transfer to Bull Run 1 LLC, a wholly owned subsidiary of SLM Education Credit Finance Corporation, (i) its ownership interest in certain specified trust certificates evidencing the residual interest in certain securitized portfolios of Federal Family Education Loan Program (which we refer to as FFELP in this proxy statement) loans and (ii) its limited liability company interest in SLC Conduit I LLC and related assets. We refer to the transactions contemplated by the SLM Transaction Agreement as the SLM Transaction in this proxy statement.

Second, we will ask you to adopt the agreement and plan of merger, which we refer to as the DFS Merger Agreement in this proxy statement, that we entered into on September 17, 2010, and approve the merger of Academy Acquisition Corp., a wholly owned subsidiary of Discover Bank, with and into the company, with the company continuing as the surviving corporation and as a wholly owned subsidiary of Discover Bank. We refer to the transactions contemplated by the DFS Merger Agreement as the DFS Merger in this proxy statement.

The transactions contemplated by the two proposals that you will be asked to vote on are, among other conditions described in the accompanying proxy statement, conditioned on each other and, therefore, both proposals must be approved in order for the SLM Transaction and the DFS Merger to be completed.

At the time we entered into the SLM Transaction Agreement and the DFS Merger Agreement, we also entered into the asset purchase agreement, which we refer to as the CBNA Transaction Agreement in this proxy statement, under which Citibank, N.A., which we refer to as CBNA in this proxy statement, or an affiliate of CBNA, will acquire from the company certain assets that neither SLM Corporation nor Discover Bank will be purchasing, including approximately $5 billion of unsecuritized FFELP loans and private student loans, ownership interests in and servicing rights for one securitization trust holding approximately $2 billion of private education loans and a second securitization trust holding approximately $800 million of FFELP loans, and certain other assets and liabilities, including the shares of SLC Student Loan Receivables I, Inc., the depositor for the securitization trusts. We refer to the transactions contemplated by the CBNA Transaction Agreement as the CBNA Transaction in this proxy statement. You are not being asked to vote on the CBNA Transaction Agreement; however, the consummation of CBNA Transaction, the SLM Transaction and the DFS Merger are each conditioned upon one another being consummated. Accordingly, we are including in this proxy statement a detailed description of the CBNA Transaction. We refer to the SLM Transaction, the DFS Merger and the CBNA Transaction, collectively, as the Transactions in this proxy statement.

If we complete the Transactions, you will receive $30.00, in cash, without interest, for each share of the company’s common stock you own, and the company will become a 100% owned subsidiary of Discover Bank.

Certain directors of the company may have interests with respect to the Transactions that are different from, or in addition to, those of the company’s stockholders generally. In particular, five out of nine directors of the company, namely Vikram A. Atal, Gina Doynow, Richard Garside, Laurie A. Hesslein and Michael J. Reardon,

are officers of Citigroup Inc. or one or more of its subsidiaries. As such, the board of directors of the company appointed a special committee of independent directors of the company to review and evaluate the Transactions and to make a recommendation to the entire board of directors of the company. The company’s board of directors, after its independent evaluation and acting upon the unanimous recommendation of the special committee, unanimously approved the Transactions, and determined the advisability of entering into the SLM Transaction Agreement, the DFS Merger Agreement and the CBNA Transaction Agreement.

THE BOARD OF DIRECTORS OF THE STUDENT LOAN CORPORATION, UPON THE RECOMMENDATION OF A SPECIAL COMMITTEE, COMPRISED OF THE FOUR INDEPENDENT MEMBERS OF THE NINE-MEMBER BOARD, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” BOTH (I) THE AUTHORIZATION OF THE SLM TRANSACTION AND (II) THE ADOPTION OF THE DFS MERGER AGREEMENT AND THE APPROVAL OF THE DFS MERGER.

Only holders of record of our stock at the close of business on November 1, 2010 are entitled to notice of, and to vote at, the special meeting or at any adjournments or postponements of the special meeting. CBNA, which holds 80% of the voting power of the company, has entered into an agreement with SLM Corporation and Discover Bank pursuant to which and subject to the conditions thereof, CBNA will vote its shares of company common stock in favor of the authorization of the SLM Transaction, the adoption of the DFS Merger Agreement and the approval of the DFS Merger. CBNA’s shares represent more than the number of votes necessary to approve the authorization of the SLM Transaction, the adoption of the DFS Merger Agreement and the approval of the DFS Merger at the special meeting.

Whether or not you plan to attend the special meeting, you are requested to complete, date, sign and return the proxy card. If you hold your shares in “street name,” you should instruct your broker how to vote in accordance with your voting instruction form.

The accompanying proxy statement explains the Transactions and provides specific information concerning the special meeting. Please read these materials carefully.

Sincerely,

Chairman, Chief Executive Officer and President

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these Transactions or passed upon the merits or fairness of these Transactions or the adequacy or accuracy of the disclosure in the enclosed proxy statement. Any representation to the contrary is a criminal offense.

The accompanying proxy statement is dated November 1, 2010 and is first being mailed to stockholders on or about November 2, 2010.

THE STUDENT LOAN CORPORATION

750 Washington Boulevard

Stamford, Connecticut 06901

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of The Student Loan Corporation:

A special meeting of stockholders of The Student Loan Corporation will be held on December 2, 2010, at 399 Park Avenue 12TH Floor Auditorium, New York, New York 10022, at 8:30 a.m. Eastern Time, for the purposes of considering and voting upon the following proposals:

PROPOSAL NUMBER 1. To adopt, by holders of a majority of the company’s outstanding shares of common stock entitled to vote, voting together as a single class, a resolution authorizing the transactions contemplated by the Asset Purchase Agreement, dated as of September 17, 2010, by and among the company and certain of its affiliates, Citibank, N.A. and SLM Corporation and certain of its affiliates, pursuant to which the company will sell to Bull Run 1 LLC, a wholly owned subsidiary of SLM Education Credit Finance Corporation, (i) its ownership interest in certain specified trust certificates evidencing the residual interest in certain securitized portfolios of FFELP loans and (ii) its limited liability company interest in SLC Conduit I LLC and related assets; and

PROPOSAL NUMBER 2. To adopt, by holders of a majority of the company’s outstanding shares of common stock entitled to vote, voting together as a single class, the Agreement and Plan of Merger, dated as of September 17, 2010, by and among the company, Discover Bank and Academy Acquisition Corp., a wholly owned subsidiary of Discover Bank, and to approve the merger of Academy Acquisition Corp. with and into the company, with the company continuing as the surviving corporation and as a wholly owned subsidiary of Discover Bank.

The transactions contemplated by the two proposals are, among other conditions described in the accompanying proxy statement, conditioned on each other and, therefore, both proposals must be approved for the SLM Transaction and the DFS Merger to be completed.

No other matters may be brought before the special meeting.

The board of directors of the company has fixed the close of business on November 1, 2010 as the record date for determining stockholders entitled to notice of, and to vote at, the special meeting and any adjournment or postponement of the meeting. A list of these stockholders will be available for inspection for 10 days preceding the special meeting at 425 Park Avenue, Second Floor, New York, New York 10022, and will also be available for inspection at the special meeting itself.

THE BOARD OF DIRECTORS OF THE STUDENT LOAN CORPORATION, UPON THE RECOMMENDATION OF A SPECIAL COMMITTEE, COMPRISED OF THE FOUR INDEPENDENT MEMBERS OF THE NINE-MEMBER BOARD, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” BOTH (I) THE AUTHORIZATION OF THE SLM TRANSACTION AND (II) THE ADOPTION OF THE DFS MERGER AGREEMENT AND THE APPROVAL OF THE DFS MERGER.

WHETHER OR NOT YOU EXPECT TO ATTEND THE STUDENT LOAN CORPORATION SPECIAL MEETING IN PERSON, WE URGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE (I) THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD, (II) BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD OR (III) BY MARKING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. You may revoke your proxy or change your vote at any time before the special meeting. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction card furnished to you by such record holder.

You are urged to read the accompanying proxy statement and its annexes carefully and in their entirety. If you have any questions concerning the proposed transactions, the special meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of the company’s common stock, please contact Investor Relations at:

THE STUDENT LOAN CORPORATION

750 Washington Boulevard

Stamford, Connecticut 06901

203-975-6320

PLEASE DO NOT SEND YOUR STOCK CERTIFICATES AT THIS TIME.

By Order of the Board of Directors,

Chairman, Chief Executive Officer and President

2

i

ii

QUESTIONS AND ANSWERS ABOUT THE TRANSACTIONS AND THE SPECIAL MEETING

The following are some questions that you, as a stockholder of the company, may have regarding the SLM Transaction Agreement, the SLM Transaction, the DFS Merger Agreement, the DFS Merger, the CBNA Transaction Agreement, the CBNA Transaction and the special meeting, and brief answers to those questions. You are urged to read this proxy statement and the other documents referred to in this proxy statement carefully and in their entirety because this section may not provide all of the information that is important to you with respect to the Transactions and the special meeting. Additional important information is contained in the annexes to this proxy statement.

Q:	Why am I receiving this document?

A:	We are asking for your vote (i) to adopt a resolution authorizing the transactions contemplated by the asset purchase agreement, which we refer to as the SLM Transaction Agreement in this proxy statement, that we entered into on September 17, 2010, under which the company will sell and transfer to Bull Run 1 LLC, a wholly owned subsidiary of SLM Education Credit Finance Corporation (A) its ownership interest in certain specified trust certificates evidencing the residual interest in certain securitized portfolios of FFELP loans and (B) its limited liability company interest in SLC Conduit I LLC and related assets, and (ii) to adopt the agreement and plan of merger, which we refer to as the DFS Merger Agreement in this proxy statement, that we entered into on September 17, 2010, and to approve the merger of Academy Acquisition Corp., a wholly owned subsidiary of Discover Bank, with and into the company, with the company continuing as the surviving corporation and as a wholly owned subsidiary of Discover Bank. We refer to the transactions contemplated by the SLM Transaction Agreement and the DFS Merger Agreement as the SLM Transaction and the DFS Merger, respectively, in this proxy statement.

Q:	What is the CBNA Transaction and how does it relate to the transactions I am being asked to vote on?

A:	The company has also entered into an asset purchase agreement, which we refer to as the CBNA Transaction Agreement in this proxy statement, under which CBNA, or an affiliate of CBNA, will acquire from the company certain assets that neither SLM Corporation nor Discover Bank will be purchasing, including approximately $5 billion of unsecuritized FFELP loans and private student loans, ownership interests in and servicing rights for one securitization trust holding approximately $2 billion of private education loans and a second securitization trust holding approximately $800 million of FFELP loans, and certain other assets and liabilities, including the shares of SLC Student Loan Receivables I, Inc., the depositor for the securitization trusts. We refer to the transactions contemplated by the CBNA Transaction Agreement as the CBNA Transaction in this proxy statement. We refer to the SLM Transaction, the DFS Merger and the CBNA Transaction, collectively, as the Transactions in this proxy statement. You are not being asked to vote on the CBNA Transaction Agreement; however, the consummation of the Transactions are each conditioned upon one another being consummated.

Q:	Why is the company being sold in three parts?

A:	The sale of the entire company in three parts (the SLM Transaction, the DFS Merger and the CBNA Transaction) is the result of an extensive auction process initiated in February 2010, which involved contact with multiple interested parties. The company initially explored the possibility of a sale by auction of the whole company to one purchaser, but no proposal to acquire the company in its entirety was received. However, during the course of that process, several parties, including SLM Corporation and Discover Bank, expressed significant interest in segments of the company’s business. See “THE TRANSACTIONS — Background of the Transactions” beginning on page 31 of this proxy statement.

Q:	Can one transaction occur without the occurrence of the other two?

A:	No, the consummation of all of the Transactions is conditioned upon each of the SLM Transaction, the CBNA Transaction and the DFS Merger being consummated.

Q:	What will happen in the SLM Transaction and the CBNA Transaction?

A:	The company will sell specified assets to each of SLM Corporation and CBNA for cash. The proceeds from each of those transactions will be utilized to repay amounts outstanding under the company’s Amended and Restated Omnibus Credit Agreement with CBNA, which we refer to as the Omnibus Agreement in this proxy statement.

Q:	What will happen in the DFS Merger?

A:	In the DFS Merger, Academy Acquisition Corp., a wholly owned subsidiary of Discover Bank, will merge with and into the company immediately following the CBNA Transaction and the SLM Transaction, with the company continuing as the surviving corporation. As a result of the DFS Merger, the outstanding shares of common stock of the company will be converted into the right to receive $30.00 in cash, per share, without interest, which we refer to as the merger consideration in this proxy statement. As a result of the DFS Merger, the company will become a wholly owned subsidiary of Discover Bank.

Q:	What will I receive in the DFS Merger?

A:	If we complete the proposed Transactions, you will receive the merger consideration for each share of the company’s common stock you own.

Q:	Is the majority stockholder receiving the same consideration in the DFS Merger?

A:	Yes. CBNA, the majority stockholder of the company, will also receive the merger consideration for each share of the company’s common stock it owns.

Q:	What happens if the SLM Transaction is not completed?

A:	Since the SLM Transaction and the DFS Merger are conditioned upon each other, if the SLM Transaction is not authorized by the requisite approval by the company’s stockholders, or if the SLM Transaction is not completed for any other reason, the DFS Merger will not be consummated and you will not receive any payment for your shares of the company’s common stock in connection with the DFS Merger. Instead, the company will remain an independent public company and its common stock will continue to be listed and traded on the New York Stock Exchange. In addition, because the CBNA Transaction is conditioned upon consummation of the SLM Transaction, if the SLM Transaction is not completed, the CBNA Transaction will not be completed. If the SLM Transaction Agreement is terminated under certain specified circumstances, the company may be required to pay SLM Corporation and Discover Bank certain fees, including termination fees. See “THE SLM TRANSACTION AGREEMENT — Termination” and “THE DFS MERGER AGREEMENT — Termination,” beginning on pages 75 and 88 of this proxy statement, respectively.

Q:	What happens if the DFS Merger is not completed?

A:	If the DFS Merger Agreement is not adopted and the DFS Merger is not approved by the requisite approval by the company’s stockholders, or if the DFS Merger is not completed for any other reason, you will not receive any payment for your shares of the company’s common stock in connection with the DFS Merger. Instead, the company will remain an independent public company and its common stock will continue to be listed and traded on the New York Stock Exchange. In addition, because the completion of each of the SLM Transaction and the CBNA Transaction is conditioned on consummation of the DFS Merger, if the DFS Merger is not completed, neither the SLM Transaction nor the CBNA Transaction will be completed. If the DFS Merger Agreement is terminated under certain specified circumstances, the company may be required to pay Discover Bank and SLM Corporation certain fees, including termination fees. See “THE SLM TRANSACTION AGREEMENT — Termination” and “THE DFS MERGER AGREEMENT — Termination,” beginning on pages 75 and 88 of this proxy statement, respectively.

Q:	What happens if the CBNA Transaction is not completed?

A:	Since the SLM Transaction and the DFS Merger are conditioned upon the consummation of the CBNA Transaction, if the CBNA Transaction is not completed for any reason, the SLM Transaction and the DFS Merger will not be consummated and you will not receive any payment for your shares of the company’s common stock in connection with the DFS Merger. Instead, the company will remain an independent public company and its common stock will continue to be listed and traded on the New York Stock Exchange. If the SLM Transaction Agreement or the DFS Merger Agreement is terminated as a result of the CBNA Transaction Agreement being terminated, the company may be required to pay SLM Corporation and Discover Bank certain fees, including termination fees. See “THE SLM TRANSACTION AGREEMENT — Termination” and “THE DFS MERGER AGREEMENT — Termination,” beginning on pages 75 and 88 of this proxy statement, respectively.

Q:	What was the role of the special committee?

A:	Certain directors of the company may have interests with respect to the Transactions that are different from, or in addition to, those of the company’s stockholders generally. In particular, five out of nine directors of the company are officers of Citigroup Inc. or its subsidiaries. As such, the board of directors appointed a special committee of independent directors of the company to review and evaluate the Transactions and make a recommendation to the entire board of directors of the company.

Q:	What was the recommendation of the special committee?

A:	The special committee unanimously determined that the transaction agreements and the Transactions are in the best interest of the stockholders of the company and recommended that the SLM Transaction be authorized by the board of directors of the Company, that the DFS Merger Agreement be approved by the board of directors of the Company and that DFS Merger be approved by the board of directors of the company.

Q:	Does the company’s board of directors recommend that stockholders authorize the SLM Transaction, adopt the DFS Merger Agreement and approve the DFS Merger?

A:	Yes. The company’s board of directors, upon the unanimous recommendation of the special committee, has unanimously determined that the SLM Transaction, the SLM Transaction Agreement, the DFS Merger and the DFS Merger Agreement are advisable and in the best interests of the company and its stockholders. Therefore, the company’s board of directors unanimously recommends that you vote “FOR” the proposals to authorize the SLM Transaction, to adopt the DFS Merger Agreement and to approve the DFS Merger at the special meeting.

Q:	What stockholder vote is required for the approval of each proposal?

Once a quorum has been established, the affirmative vote of holders of a majority of the shares of the company’s common stock outstanding and entitled to vote on the proposals is required to approve each proposal. Abstentions, broker non-votes and unvoted shares will have the same effect as votes “AGAINST” adoption of each proposal.

Q:	What constitutes a quorum for the special meeting?

A:	A majority in voting power of all of the outstanding shares of the company’s common stock entitled to vote at the meeting being present in person or represented by proxy constitutes a quorum for the special meeting.

Q:	How will the majority stockholder vote with respect to the proposed transactions?

A:

CBNA, which owns 80% of the voting power of the company, entered into a voting and support agreement with SLM Corporation and Discover Bank that requires CBNA, subject to conditions thereof, to vote its shares of common stock of the company in favor of authorization of the SLM Transaction, the adoption of the DFS Merger Agreement and the approval of the DFS Merger. CBNA’s shares represent more than the number of votes necessary to approve the authorization of the SLM Transaction, the adoption of the DFS Merger Agreement, and the approval of the DFS Merger at the special meeting.

Q:	When is this proxy statement being mailed?

A:	This proxy statement and the enclosed proxy card are first being sent to the company’s stockholders on or about November 2, 2010.

Q:	Who is entitled to vote at the special meeting?

A:	All holders of record of shares of the company’s common stock at the close of business on the record date for the special meeting, November 1, 2010, are entitled to receive notice of and to vote at the special meeting. As of the close of business on the record date, there were 20,000,000 shares of the company’s common stock outstanding and entitled to vote at the special meeting. Each share of the company’s common stock is entitled to one vote.

Q:	When and where is the special meeting?

A:	The special meeting will be held on December 2, 2010 at 399 Park Avenue, 12TH Floor Auditorium, New York, New York 10022, at 8:30 a.m., Eastern Time.

Q:	How do I vote my shares at the special meeting?

A:	If you are entitled to vote at the special meeting and you hold your shares of the company’s common stock in your own name, you can submit a proxy or vote in person by completing a ballot at the special meeting. However, the company encourages you to submit a proxy before the special meeting even if you plan to attend the special meeting. A proxy is a legal designation of another person to vote your shares of the company’s common stock on your behalf. If you hold your shares of the company’s common stock in your own name, you may submit a proxy for your shares of the company’s common stock:

•	telephonically by calling 1-800-652-8683, and following the instructions when prompted;

•	electronically via the Internet at www.envisionreports.com/STU, and following the steps outlined on the secure website; or

•	by filling out, signing and dating the enclosed proxy card and mailing it in the postage-paid envelope included with these proxy materials.

Q:	If my shares of the company’s common stock are held in “street name” by my broker, will my broker automatically vote my shares for me?

A:	No. If your shares of the company’s common stock are held in an account by a broker or through another nominee, you must instruct the broker or other nominee on how to vote your shares of the company’s common stock by following the instructions that the broker or other nominee provides to you with these materials. Most brokers offer the ability for stockholders to submit voting instructions by mail by completing a voting instruction card, by telephone or via the Internet. If you hold your shares of the company’s common stock through a broker or other nominee and wish to vote your shares of the company’s common stock in person at the special meeting, you must obtain a proxy from your broker or other nominee and present it to the inspector of election with your ballot when you vote at the special meeting.

Brokers do not have discretionary authority to vote on the proposals to authorize the SLM Transaction or to adopt the DFS Merger Agreement and to approve the DFS Merger. Your broker may still register your shares of the company’s common stock as being present at the special meeting for purposes of determining a quorum but, without your specific authorization, your shares of the company’s common stock will not be voted in favor of the authorization of the SLM Transaction, the adoption of the DFS Merger Agreement or the approval of the DFS Merger. This is called a broker non-vote. A broker non-vote will have the same effect as a vote “AGAINST” the authorization of the SLM Transaction and “AGAINST” the adoption of the DFS Merger Agreement and the approval of the DFS Merger.

Q:	How will my shares of the company’s common stock be represented at the special meeting?

A:	If you submit your proxy by telephone, the Internet or by signing and returning the enclosed proxy card, the officers named in your proxy card will vote your shares of the company’s common stock in the manner you requested if you correctly submitted your proxy. If you sign the enclosed proxy card and return it without indicating how you would like to vote your shares of the company’s common stock, your shares of the company’s common stock will be voted as the company’s board of directors recommends, which is:

•	“FOR” the authorization of the SLM Transaction; and

•	“FOR” the adoption of the DFS Merger Agreement and the approval of the DFS Merger.

Q:	Who may attend the special meeting?

A:	The company’s stockholders of record may attend the special meeting. Stockholders may call Investor Relations at 203-975-6320 to obtain directions to the location of the special meeting. If you hold your shares of the company’s common stock through a broker or other nominee, you must contact your broker or other nominee if you wish to cast your vote in person at the meeting.

Q:	Can I revoke my proxy or change my voting instructions?

A:	Yes. You may revoke your proxy and/or change your vote at any time before your shares of the company’s common stock are voted at the special meeting. If you are a stockholder of record, you can do this by:

•

sending a written notice stating that you revoke your proxy to the company at 750 Washington Boulevard, Stamford, Connecticut 06901, Attention: Corporate Secretary, that bears a date later than the date of the proxy and is received prior to the special meeting;

•	submitting a valid, later-dated proxy by mail, telephone or Internet that is received prior to the special meeting; or

•	attending the special meeting and voting by ballot in person (your attendance at the special meeting will not, by itself, revoke any proxy that you have previously given).

If you hold your shares of the company’s common stock through a broker or other nominee, you must contact your broker or other nominee to change your vote or obtain a “legal proxy” to vote your shares if you wish to cast your vote in person at the meeting.

Q:	What happens if I sell my shares of the company’s common stock after the record date but before the special meeting?

A:	The record date for the special meeting is earlier than the date of the special meeting and the date that the DFS Merger is expected to be completed. If you sell or otherwise transfer your shares of the company’s common stock after the record date but before the date of the special meeting, you will retain your right to vote at the special meeting. However, you will not have the right to receive the merger consideration to be received by the company’s stockholders in the DFS Merger. In order to receive the merger consideration, you must hold your shares of the company’s common stock through completion of the DFS Merger.

Q:	What do I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials for the special meeting, including multiple copies of this proxy statement, the enclosed proxy card and voting instruction forms. This can occur if you hold your shares of the company’s common stock in more than one brokerage account, if you hold your shares of the company’s common stock directly as a record holder and also in “street name,” or otherwise through a nominee, and in certain other circumstances. If you receive more than one set of voting materials, each should be voted and/or returned separately in order to ensure that all of your shares of the company’s common stock are voted.

Q:	Am I entitled to appraisal rights if I do not vote or if I vote against the adoption of the DFS Merger Agreement and the approval of the DFS Merger?

A:	Yes. Under Delaware law, if the DFS Merger is completed, record holders of the company’s common stock who do not vote in favor of the adoption of the DFS Merger Agreement and the approval of the DFS Merger, and who otherwise properly assert their appraisal rights, will be entitled to seek appraisal and obtain payment in cash for the judicially determined fair value of their shares of the company’s common stock, in lieu of receiving the merger consideration. This value could be more than, the same as or less than the value of the merger consideration. To exercise your appraisal rights, you must strictly follow the procedures described by Delaware law. Due to the complexity of these procedures, the company’s stockholders who are considering exercising such rights are encouraged to seek the advice of legal counsel. These procedures are summarized under the heading, “THE TRANSACTIONS — Appraisal Rights” beginning on page 62 of this proxy statement. In addition, the text of the applicable provisions of Delaware law is included as Annex C to this proxy statement. Failure to strictly comply with these provisions will result in loss of the right of appraisal.

Q:	Is the completion of the SLM Transaction and the DFS Merger subject to any conditions?

A:	Yes. In addition to the adoption of the DFS Merger Agreement and the approval of the DFS Merger, as well as the authorization of the SLM Transaction by the company’s stockholders, completion of each of the SLM Transaction and the DFS Merger requires the completion of the CBNA Transaction and the satisfaction or, to the extent permitted by applicable law, waiver of the other conditions specified in the SLM Transaction Agreement and the DFS Merger Agreement, as applicable. See “THE SLM TRANSACTION AGREEMENT — Conditions to the SLM Transaction” beginning on page 74 of this proxy statement and “THE DFS MERGER AGREEMENT — Conditions to the DFS Merger” beginning on page 87 of this proxy statement.

Q:	What are the U.S. federal income tax consequences to me of the DFS Merger?

A:	Generally, the receipt of the merger consideration for shares of the company’s common stock in the DFS Merger will be a taxable transaction to holders of the company’s common stock. For U.S. federal income tax purposes, a holder of the company’s common stock will in general recognize gain or loss in an amount equal to the difference between (i) the amount of the merger consideration received pursuant to the DFS Merger and (ii) such holder’s total adjusted tax basis in its shares of the company’s common stock.

Please see “THE TRANSACTIONS — Certain U.S. Federal Income Tax Consequences of the DFS Merger” beginning on page 60 of this proxy statement for more information on the U.S. federal income tax consequences of the DFS Merger. We urge you to consult your tax advisor as to the particular U.S. federal, state, local, foreign and any other tax consequences of the DFS Merger to you.

Q:	What is “householding” and how does it work?

A:	Under Securities and Exchange Commission rules, a single proxy statement may be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder receives a separate proxy card. This procedure, referred to as “householding,” reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. In accordance with a notice sent to certain stockholders who share a single address, only one proxy statement will be sent to that address unless any stockholder at that address requested that multiple sets of documents be sent. If any stockholder who agreed to householding subsequently wishes to receive a separate proxy statement, he or she may place such a request by contacting the company by mail at 750 Washington Boulevard, Stamford, Connecticut 06901, or by phone at 203-975-6320.

Q:	What do I need to do now?

A:	Carefully read and consider the information contained in this proxy statement, including its annexes. Then, please vote your shares of the company’s common stock, which you may do by:

•	completing, dating, signing and returning the enclosed proxy card in the accompanying postage-paid envelope;

•	submitting your proxy by telephone or via the Internet by following the instructions included on the enclosed proxy card; or

•	attending the special meeting and voting by ballot in person.

If you hold your shares of the company’s common stock through a broker or other nominee, please instruct your broker or nominee to vote your shares by following the instructions that the broker or nominee provides to you with these materials.

Q:	Should I send in my stock certificates now?

A:	No. You should not send in your stock certificates at this time. After completion of the DFS Merger, the paying agent will send you a letter of transmittal and instructions for exchanging your shares of the company’s common stock for the merger consideration.

Q:	Whom should I contact with questions?

A:	If you have any questions about the Transactions or the special meeting or would like to obtain additional copies of this proxy statement, proxy cards or voting instruction forms, you may contact the company by mail at 750 Washington Boulevard, Stamford, Connecticut 06901, or by phone at 203-975-6320.

SUMMARY

This summary highlights selected information from this proxy statement. It may not contain all of the information that is important to you. Moreover, this summary is qualified in its entirety by reference to the more detailed information contained elsewhere in this proxy statement, including the annexes attached hereto. You are urged to read carefully this entire proxy statement and the other documents referred to in this proxy statement in order to fully understand the SLM Transaction Agreement, the SLM Transaction, the DFS Merger Agreement, the DFS Merger, the CBNA Transaction Agreement, the CBNA Transaction and the related transactions. Each item in this summary refers to the pages of this proxy statement on which that subject is discussed in more detail.

The Special Meeting (See pages 24 to 28)

Date, Time and Place

The special meeting of our stockholders will be held at 399 Park Avenue, 12th Floor Auditorium, New York, New York 10022, on December 2, 2010, at 8:30 a.m., Eastern Time.

Purpose

At the special meeting, the company’s stockholders will be asked to vote solely on the following proposals:

PROPOSAL NUMBER 1. To adopt, by holders of a majority of the company’s outstanding shares of common stock entitled to vote, voting together as a single class, a resolution authorizing the SLM Transaction; and

PROPOSAL NUMBER 2. To adopt, by holders of a majority of the company’s outstanding shares of common stock entitled to vote, voting together as a single class, the DFS Merger Agreement and to approve the DFS Merger.

Record Date; Outstanding Shares; Shares Entitled to Vote

Our board of directors has fixed November 1, 2010 as the record date for determining stockholders entitled to notice of and to vote at the special meeting and any adjournments or postponements. Each holder of record of shares of the company’s common stock at the close of business on the record date is entitled to one vote for each share of the company’s common stock then held on each matter submitted to a vote of stockholders. At the close of business on the record date, 20,000,000 shares of the company’s common stock were outstanding. See “SPECIAL MEETING — Record Date; Outstanding Shares; Shares Entitled to Vote” beginning on page 24 of this proxy statement.

Quorum

The holders of record of a majority of the outstanding shares of the company’s common stock entitled to vote must be present in person or represented by proxy to constitute a quorum for the transaction of business at the special meeting. See “SPECIAL MEETING — Quorum” beginning on page 24 of this proxy statement.

Required Vote

Each of the authorization of the SLM Transaction and the adoption of the DFS Merger Agreement and the approval of the DFS Merger will require the affirmative vote of the holders of a majority of the shares of the company’s common stock outstanding and entitled to vote on the proposals. CBNA, which holds 80% of the voting power of the company, has entered into a voting and support agreement with SLM Corporation and Discover Bank pursuant to which, and subject to the conditions thereof, CBNA will vote its shares in favor of the authorization of the SLM Transaction and the adoption of the DFS Merger Agreement and the approval of the DFS Merger. CBNA’s shares represent more than the number of votes necessary to approve the authorization of the SLM Transaction and the adoption of the DFS Merger Agreement and the approval of the DFS Merger at the special meeting. The transactions contemplated by the two proposals are conditioned on each other and, therefore, both proposals must be approved for the SLM Transaction and the DFS Merger to be completed. Because approval of the proposals is based on the affirmative vote of a majority of the outstanding shares of the company’s common stock, a stockholder’s failure to submit a proxy or to vote in person at the special meeting, or an abstention from voting, or the failure of a stockholder who holds his or her shares of the company’s common stock in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee, will have the same effect as a vote “AGAINST” the authorization of the SLM Transaction and “AGAINST” the adoption of the DFS Merger Agreement and the approval of the DFS Merger.

Please submit your proxy by following the instructions on the enclosed proxy card as soon as possible. A stockholder may revoke a proxy at any time prior to its exercise. See “SPECIAL MEETING — Required Vote” beginning on page 25 of this proxy statement.

Information about the Parties to the Transactions (See pages 29 to 30)

The Student Loan Corporation

The company is one of the nation’s leading originators and holders of student loans providing a full range of education financing products and services to meet the needs of students, parents, schools and lenders. The company was incorporated in 1992 under the laws of the State of Delaware. The principal executive offices of the company are located at 750 Washington Boulevard, Stamford, Connecticut 06901. The telephone number for the company is 203-975-6320.

Citibank, N.A.

Citibank, N.A., which we refer to as CBNA in this proxy statement, is a national banking association and an indirect wholly owned subsidiary of Citigroup Inc. CBNA owns 80% of the company’s outstanding common stock. The principal executive offices of CBNA are located at 399 Park Avenue, New York, New York 10022. The telephone number for CBNA is 212-559-1000.

Citibank (South Dakota) National Association

Citibank (South Dakota) National Association, which we refer to as CSD in this proxy statement, is a credit card and lending only institution and a wholly owned subsidiary of Citigroup Inc. The principal executive offices of CSD are located at 701 East 60th Street, North, Mail Code 1251, Sioux Falls, South Dakota 57104. The telephone number for CSD is 605-331-2626.

SLM Corporation

SLM Corporation, more commonly known as Sallie Mae, is one of the nation’s leading saving, planning and paying for education companies. SLM Corporation is a holding company that operates through a number of subsidiaries. The company was formed in 1972 as the Student Loan Marketing Association, a federally chartered government sponsored enterprise and was privatized on December 29, 2004. The principal executive offices of SLM Corporation are located at 12061 Bluemont Way, Reston, Virginia 20190-5684. The telephone number for SLM Corporation is 703-810-3000.

Bull Run 1 LLC

Bull Run 1 LLC is a newly formed Delaware limited liability company and a wholly owned subsidiary of SLM Education Credit Finance Corporation. Bull Run 1 LLC was organized solely for the purpose of entering into the SLM Transaction Agreement with the company. The principal executive offices of Bull Run 1 LLC are located at 12061 Bluemont Way, V3419, Reston, Virginia 20190-5684. The telephone number for Bull Run 1 LLC is 703-984-6419.

SLM Education Credit Finance Corporation

SLM Education Credit Finance Corporation is a Delaware corporation and a wholly owned subsidiary of SLM Corporation. SLM Education Credit Finance Corporation is a holder of FFELP and private student loans. The principal executive offices of SLM Education Credit Finance Corporation are located at 12061 Bluemont Way, Reston, Virginia 20190-5684. The telephone number for SLM Education Credit Finance Corporation is 703-810-3000.

Sallie Mae, Inc.

Sallie Mae, Inc. is a Delaware corporation and a wholly owned subsidiary of SLM Corporation. Sallie Mae, Inc. services and administers student loans for the family of Sallie Mae companies, their securitization vehicles and for third parties. The principal executive offices of Sallie Mae, Inc. are located at 12061 Bluemont Way, Reston, Virginia 20190-5684. The telephone number for Sallie Mae, Inc. is 703-810-3000.

Discover Bank

Discover Bank is a wholly owned subsidiary of Discover Financial Services. Discover Financial Services, which is a leading credit card issuer in the United States and an electronic payment services company, acquired Discover Bank in January 1985. Discover Bank was chartered as a banking corporation under the laws of the State of Delaware in 1911, and its deposits are insured by the FDIC. The principal executive offices of Discover Bank are located at 12 Read’s Way, New Castle, Delaware 19720. The telephone number for Discover Bank is 302-323-7315.

Academy Acquisition Corp.

Academy Acquisition Corp. is a newly formed Delaware corporation and is a wholly owned subsidiary of Discover Bank. Academy Acquisition Corp. was organized solely for the purposes of entering into the DFS Merger Agreement with the company. The principal executive offices of Academy Acquisition Corp. are located at 2500 Lake Cook Road, Riverwoods, Illinois 60015. The telephone number for Academy Acquisition Corp. is 224-405-0900.

The Transactions (See pages 31 to 66)

Background of the Transactions

For a description of the events leading to the SLM Transaction, the DFS Merger and the CBNA Transaction, you should refer to “THE TRANSACTIONS — Background of the Transactions” beginning on page 31 of this proxy statement.

Recommendation of the Board of Directors

Certain directors of the company may have interests with respect to the Transactions that are different from, or in addition to, those of the company’s stockholders generally. In particular, five out of nine directors of the company are officers of Citigroup Inc. or its subsidiaries. As such, the board of directors of the company appointed a special committee of independent directors of the company to review and evaluate the proposed transactions and to make a recommendation to the entire board of directors of the company. The company’s board of directors, after its independent evaluation and acting upon the unanimous recommendation of the special committee, unanimously approved the SLM Transaction, the DFS Merger and the CBNA Transaction, and determined the advisability of entering into the SLM Transaction Agreement, the DFS Merger Agreement and the CBNA Transaction Agreement. See “THE TRANSACTIONS — Reasons for the Transactions” beginning on page 41 of this proxy statement.

THE BOARD OF DIRECTORS OF THE STUDENT LOAN CORPORATION, UPON THE RECOMMENDATION OF A SPECIAL COMMITTEE, COMPRISED OF THE FOUR INDEPENDENT MEMBERS OF THE NINE-MEMBER BOARD, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” BOTH (I) THE AUTHORIZATION OF THE SLM TRANSACTION AND (II) THE ADOPTION OF THE DFS MERGER AGREEMENT AND THE APPROVAL OF THE DFS MERGER.

In deciding to approve the SLM Transaction and the DFS Merger, our board of directors consulted extensively with management and financial and legal advisors and considered a variety of factors, although the board of directors did not assign any relative or specific weights to those factors, and individual directors may have given different weight to different factors. See “THE TRANSACTIONS — Reasons for the Transactions” beginning on page 41 of this proxy statement.

The SLM Transaction and the DFS Merger are conditioned on each other and, therefore, the proposals on which you are being asked to vote must each be approved for the SLM Transaction and the DFS Merger to be completed.

Opinions of Financial Advisors to the Special Committee

At the meeting of the special committee on September 17, 2010, Moelis & Company LLC, which we refer to as Moelis in this proxy statement, delivered its oral opinion, which was later confirmed in writing, that, based upon and subject to the conditions and limitations and qualifications set forth in its written opinion, as of September 17, 2010, the consideration to be received by the stockholders of the company (other than Citigroup Inc. and its affiliates) pursuant to the DFS Merger Agreement was fair, from a financial point of view, to such stockholders. We refer to Moelis’ opinion with respect to the consideration to be received by the stockholders of the company pursuant to the DFS Merger Agreement as the DFS Merger Opinion in this proxy statement. Moelis also delivered to the special committee its oral opinion, which was later confirmed in writing, that, based upon and subject to the limitations and qualifications set forth in its written opinion, as of September 17, 2010, the consideration to be received by the company pursuant to the CBNA Transaction Agreement and the purchase price adjustment agreement was fair from a financial point of view to the company. We refer to Moelis’ opinion with respect to the consideration to be received by the company pursuant to the CBNA Transaction Agreement and the purchase price adjustment agreement as the CBNA Transaction Opinion in this proxy statement.

The full texts of the DFS Merger Opinion, dated September 17, 2010, and the CBNA Transaction Opinion, dated September 17, 2010, which set forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinions, are attached as Annex E and Annex F, respectively, to this proxy statement and are incorporated herein by reference. Moelis’ opinions do not constitute a recommendation to any stockholder of the company as to how such stockholder should vote with respect to the DFS Merger or any other matter.

At the meeting of the special committee on September 17, 2010, Gleacher & Company Securities, Inc., which we refer to as Gleacher in this proxy statement, delivered its oral opinion, which was later confirmed in writing that, based upon and subject to the conditions and limitations and qualifications set forth in its written opinion, as of September 17, 2010, the consideration to be paid to the company in the CBNA Transaction was fair, from a financial point of view, to the company. The full text of the written opinion of Gleacher, dated September 17, 2010, which describes, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Gleacher in connection with rendering its opinion, is attached as Annex G to this proxy statement and is incorporated by reference in its entirety into this proxy statement. Stockholders are encouraged to read the opinion carefully in its entirety. Gleacher’s opinion was provided for the information and assistance of the special committee in connection with its consideration of the CBNA Transaction and does not constitute a recommendation to any stockholder as to how to vote with respect to the SLM Transaction, the DFS Merger or any other matter.

See “THE TRANSACTIONS — Opinion of Financial Advisors to the Special Committee” beginning on page 46 of this proxy statement.

Interests of Directors and Management in the Transactions

In considering the recommendation of our board of directors that you vote to approve the authorization of the SLM Transaction and the adoption of the DFS Merger Agreement and the approval of the DFS Merger, you should be aware that some of our directors and executive officers may have interests in the Transactions that are different from or in addition to those of the company’s stockholders generally. In particular, five out of nine directors of the company are officers of Citigroup Inc. or its subsidiaries. The company’s board of directors and the special committee were aware of and considered these potential interests, among other matters, in evaluating the Transactions, and, in the case of the board of directors, in recommending that you approve the authorization of the SLM Transaction, and the adoption of the DFS Merger Agreement and the approval of the DFS Merger. See “THE TRANSACTIONS — Interests of Directors and Management in the Transactions” beginning on page 58 of this proxy statement.

Certain U.S. Federal Income Tax Consequences of the DFS Merger

Generally, the receipt of the merger consideration for shares of the company’s common stock in the DFS Merger will be a taxable transaction to holders of the company’s common stock. For U.S. federal income tax purposes, a holder of the company’s common stock will in general recognize gain or loss in an amount equal to the difference between (i) the amount of merger consideration received pursuant to the DFS Merger by such holder and (ii) such holder’s total adjusted tax basis in its shares of the company’s common stock.

Please see “THE TRANSACTIONS — Certain U.S. Federal Income Tax Consequences of the DFS Merger” beginning on page 60 of this proxy statement for more information on the U.S. federal income tax consequences of the DFS Merger. We urge all holders of the company’s common stock to consult their tax advisors as to the particular U.S. federal, state, local, foreign and any other tax consequences of the DFS Merger to them.

Appraisal Rights

Under Delaware law, the company’s stockholders have the right to demand and receive, instead of the merger consideration to be paid in the DFS Merger, an amount of cash that the Delaware Court of Chancery decides is the “fair value” of the company’s common stock. This amount may be more or less than the merger consideration.

Stockholders wishing to exercise appraisal rights must not vote in favor of the adoption of the DFS Merger Agreement and the approval of the DFS Merger and must take the steps described in the section entitled “THE TRANSACTIONS — Appraisal Rights” beginning on page 62 of this proxy statement and set forth in full in Annex C attached to this proxy statement.

Stockholders do not have appraisal rights in connection with the SLM Transaction.

Regulatory Matters; Third Party Consents; Rating Agency Confirmation

The completion of the SLM Transaction is subject to the receipt of (i) approval from the U.S. Department of Education (and, to the extent required, the Straight-A Funding, LLC conduit administrator, the conduit manager and the liquidity provider under the conduit program), (ii) consents from various third parties to assign the company’s rights under certain third-party servicer and guarantor agreements and (iii) confirmation from rating agencies that the SLM Transaction will not result in a downgrade of asset-backed notes issued by the various securitization trusts whose ownership interests or servicing rights are being transferred in the SLM Transaction. See “THE TRANSACTIONS — Regulatory Matters” beginning on page 61 of this proxy statement; “— Third Party Consents” beginning on page 61 of this proxy statement; and “— Rating Agency Notice and Confirmation” beginning on page 62 of this proxy statement.

Financing of the Transactions

As consideration for the purchase of assets and assumption of liabilities pursuant to the SLM Transaction Agreement, Bull Run 1 LLC will pay the sum of the Certificate Purchase Price and Conduit Purchase Price (each as defined in the SLM Transaction Agreement) to the company as of the closing and will repay an existing subordinated loan that SLC Conduit I LLC owes to the company. SLM Corporation has advised the company that it and Bull Run 1 LLC have entered into a term loan agreement with CBNA, pursuant to which CBNA will provide a senior secured term loan facility in an amount of up to $1.2 billion to Bull Run 1 LLC to finance the SLM Transaction as described in more detail below under “THE TRANSACTIONS — Financing of the Transactions” beginning on page 65 of this proxy statement.

Discover Bank has advised the company that it will finance the aggregate merger consideration to be paid in the DFS Merger through available cash.

The SLM Transaction Agreement (See pages 67 to 80)

Purchase of Assets

Pursuant to the SLM Transaction Agreement, Bull Run 1 LLC, a wholly owned subsidiary of SLM Education Credit Finance Corporation, will purchase from the company (i) its ownership interest in certain specified trust certificates evidencing the residual interest in certain securitized portfolios of FFELP loans and (ii) its limited liability company interest in SLC Conduit I LLC and related assets.

Purchase Price

As consideration for the purchase of assets and assumption of liabilities described above, Bull Run 1 LLC will pay the sum of the Certificate Purchase Price and Conduit Purchase Price (each as defined in the SLM Transaction Agreement) in cash to the company as of the closing and repay an existing subordinated loan that SLC Conduit I LLC owes to the company. The aggregate amount payable at closing by SLM Corporation will be estimated prior to the closing and will be subject to a post-closing adjustment between SLM Corporation and CBNA.

Conditions to the SLM Transaction

The obligations of the parties to the SLM Transaction Agreement to consummate the SLM Transaction are subject to the satisfaction of a number of conditions, including, among others:

•	the company’s stockholders authorizing the SLM Transaction at the special meeting;

•	no governmental authority having taken any action which has the effect of making the SLM Transaction illegal or otherwise prohibiting the consummation of the SLM Transaction;

•

the representations and warranties of the relevant parties to the SLM Transaction Agreement set forth in the SLM Transaction Agreement being true and correct at, and as of, the closing date with the same force and effect as if made at, and as of, the closing date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specified period of time, which need only be true and correct as of such date or with respect to such period), except where the failure of such representations and warranties to be true and correct would not reasonably be expected to have a material adverse effect;

•

the relevant parties to the SLM Transaction Agreement having performed and complied in all material respects with all agreements and covenants required by the SLM Transaction Agreement and the other related SLM Transaction documents to be performed or complied with by such party at or prior to the closing;

•

since the signing, there not being: (i) an event whereby the company is no longer eligible to act or has been terminated as servicer for the trust student loans to be acquired by Bull Run 1 LLC; (ii) “gross claim rejects,” as set forth in the company’s report of operations, exceeding 30 basis points in the last full quarter prior to the closing; or (iii) any receiver or conservator being appointed for CBNA or for all or any substantial part of its property;

•

the receipt of certain third party consents (including from the U.S. Department of Education) and rating agency confirmations, and the satisfaction or waiver of all applicable notice conditions, if required in connection with the SLM Transaction;

•

CBNA confirming to SLM Corporation that all conditions necessary to its obligations to fund under the term loan agreement have been satisfied or waived, and that CBNA will fund the loans under the term loan agreement;

•	the closing of the CBNA Transaction having occurred or occurring concurrently with the closing of the SLM Transaction; and

•	the parties to the DFS Merger Agreement being in a position to close the DFS Merger immediately following the closing of the SLM Transaction.

Any or all of the conditions that have not been satisfied may be waived by the relevant party (other than conditions that are required by law, such as, for example, authorization of the SLM Transaction by the company’s stockholders, certain regulatory approvals and the absence of injunctions enjoining the SLM Transaction). Waiver of any condition by the company requires the approval of the special committee and, in certain circumstances, the approval of CBNA and Discover Bank. See “THE SLM TRANSACTION AGREEMENT — Conditions to the SLM Transaction” beginning on page 74 of this proxy statement. Even if our stockholders authorize the SLM Transaction, we cannot assure you that the SLM Transaction, the DFS Merger or the CBNA Transaction will be completed.

Termination

The SLM Transaction Agreement contains provisions addressing the circumstances under which the company or SLM Corporation may terminate the SLM Transaction Agreement. The SLM Transaction Agreement provides that, in certain circumstances, the company may be required to pay SLM Corporation a termination fee of up to $24 million or up to $4 million towards the reimbursement of SLM Corporation’s expenses. For a more complete discussion, see “THE SLM TRANSACTION AGREEMENT — Termination” beginning on page 75 of this proxy statement.

The Ancillary Agreements

The parties to the SLM Transaction Agreement have entered into or will enter into, upon completion of the SLM Transaction, a number of ancillary agreements, including a voting and support agreement, an indemnification agreement and a number of servicing-related agreements. For a more complete discussion of the terms of these agreements, see “THE SLM TRANSACTION AGREEMENT — The Ancillary Agreements” beginning on page 78 of this proxy statement.

The DFS Merger Agreement (See pages 81 to 95)

Acquired Assets

Pursuant to the DFS Merger Agreement, Discover Bank will indirectly acquire the company’s private student loan business, including residual interests in SLC Private Student Loan Trust 2006-A, SLC Private Student Loan Trust 2010-A and SLC Private Student Loan Trust 2010-B, which hold approximately $4 billion of private education loans. Discover Bank will also indirectly be acquiring the company’s origination and servicing platform, and certain intellectual property and sub-servicing rights.

Merger Consideration

Pursuant to the DFS Merger Agreement, each share of the company’s common stock issued and outstanding immediately prior to the effective time of the DFS Merger, other than shares of the company’s common stock owned by stockholders exercising appraisal rights pursuant to Section 262 of the Delaware General Corporation Law, which we refer to as the DGCL in this proxy statement, shall be canceled and converted into the right to receive, without interest, an amount in cash equal to $30.00.

Conditions to the DFS Merger

The obligations of the parties to the DFS Merger Agreement to consummate the DFS Merger are subject to the satisfaction of a number of conditions, including, among others:

•	the company’s stockholders adopting the DFS Merger Agreement and approving the DFS Merger at the special meeting;

•	no governmental authority having taken any action which has the effect of making the DFS Merger illegal or otherwise prohibiting the consummation of the DFS Merger;

•	the closings of the SLM Transaction and CBNA Transaction having occurred;

•

subject to certain limitations, the representations and warranties of the relevant parties to the DFS Merger Agreement set forth in the DFS Merger Agreement being true and correct at, and as of, the closing date with the same force and effect as if made at, and as of, the effective time of the DFS Merger (other than those representations and warranties that address matters only as of a particular date or only with respect to a specified period of time, which need only be true and correct as of such date or with respect to such period), except where the failure of such representations and warranties to be true and correct would not reasonably be expected to have a material adverse effect;

•

subject to certain limitations, the company, Discover Bank and Academy Acquisition Corp. having performed and complied in all material respects with all material agreements and covenants required by the DFS Merger Agreement and the separation agreement to be performed or complied with by each of them at or prior to the effective time of the DFS Merger;

•

the Omnibus Agreement having been terminated, all obligations of the company and its subsidiaries thereunder having been discharged in full, all liens thereunder having been terminated and released, and all property and assets held as collateral thereunder having been released;

•	since the date of the DFS Merger Agreement, there not having been any receiver or conservator appointed for CBNA or for all or any substantial part of its property; and

•

there not having been any amendment to, or waiver of, any provision or condition of the SLM Transaction Agreement, the CBNA Transaction Agreement or any of the other transaction documents that would reasonably be expected to adversely affect Discover Bank’s or the company’s rights and obligations under the DFS Merger Agreement, the SLM Transaction Agreement, the CBNA Transaction Agreement or any of the other transaction documents without the prior written consent of Discover Bank.

Any or all of the conditions that have not been satisfied may be waived by the relevant party (other than conditions that are required by law, such as, for example, adoption of the DFS Merger Agreement and approval of the DFS Merger by the company’s stockholders and the absence of injunctions enjoining the DFS Merger). Waiver of any condition by the company requires the approval of the special committee and, in certain circumstances, the approval of CBNA and SLM Corporation. See “THE DFS MERGER AGREEMENT — Conditions to the DFS Merger” beginning on page 87 of this proxy statement. Even if our stockholders adopt the DFS Merger Agreement and approve the DFS Merger, we cannot assure you that the DFS Merger, the SLM Transaction or the CBNA Transaction will be completed.

Termination

The DFS Merger Agreement contains provisions addressing the circumstances under which the company or Discover Bank may terminate the DFS Merger Agreement. In addition, the DFS Merger Agreement provides that, in several circumstances, the company may be required to pay Discover Bank a termination fee of up to $24 million or up to $4 million towards the reimbursement of Discover Bank for its expenses. For a more complete discussion, see “THE DFS MERGER AGREEMENT — Termination” beginning on page 88 of this proxy statement.

The Ancillary Agreements

The parties to the DFS Merger Agreement have entered into or will enter into, upon completion of the DFS Merger, a number of ancillary agreements, including a voting and support agreement, an indemnification agreement, a separation agreement, a transition services agreement and a purchase price adjustment agreement. For a more complete discussion of the terms of these agreements, see “THE DFS MERGER AGREEMENT — The Ancillary Agreements” beginning on page 91 of this proxy statement.

The Purchase Price Adjustment Agreement (See pages 94 to 95)

Concurrently with the entry into the DFS Merger Agreement, the company, CBNA and Discover Bank entered into a purchase price adjustment agreement pursuant to which, and subject to certain conditions thereof, CBNA will pay Discover Bank the amount, if such amount is a positive number, as derived from the following formula: the aggregate merger consideration minus the closing purchase price of the securitization trust certificates being acquired by Discover Bank, plus the absolute value of all reimbursable liabilities, minus all cash or cash equivalents reflected on the closing balance sheet (excluding any cash and cash equivalents taken into account in determining the closing purchase price of the securitization trust certificates). If the number resulting from such formula is negative, Discover Bank will make a payment in an amount equal to the absolute value of such amount to CBNA. Any such payments will include accrued interest on such amount, calculated on the basis of a year of 360 days and the actual number of days elapsed from the closing date, at 1.1%. The company expects that the provisions of the purchase price adjustment agreement will result in CBNA making a payment to Discover Bank following the closing of the DFS Merger.

The purchase price adjustment agreement also provides that, if the company provides notice to Discover Bank of an Alternate Superior Proposal and Discover Bank determines to increase the amount of merger consideration payable to stockholders, CBNA will bear 40% of the increased merger consideration, up to a total payment of $50 million from CBNA. See “THE DFS MERGER AGREEMENT — The Ancillary Agreements; The Purchase Price Adjustment Agreement” beginning on page 94 of this proxy statement.

The Voting and Support Agreement (See pages 25 to 26)

Concurrently with the entry into the SLM Transaction Agreement and the DFS Merger Agreement, CBNA, SLM Corporation and Discover Bank entered into a voting and support agreement pursuant to which and subject to the terms thereof, among other things, CBNA agreed to vote its shares of the company’s common stock (i) in favor of the authorization of the SLM Transaction, (ii) in favor of the adoption of the DFS Merger Agreement and the approval of the DFS Merger and (iii) against certain proposals, actions or transactions involving the company or any of its subsidiaries, including those which would reasonably be expected to in any manner impede, frustrate, prevent or nullify the SLM Transaction Agreement, the DFS Merger Agreement, any of the ancillary agreements or any of the related transaction agreements or any of the transactions.

CBNA is the owner of record and has voting control over approximately 80% of the shares of common stock of the company. Its shares represent more than the number of votes necessary to approve the authorization of the SLM Transaction and the adoption of the DFS Merger Agreement and the approval of the DFS Merger at the special meeting. However, if the company’s board of directors has effected a Permitted Change of Recommendation with respect to either the DFS Merger Agreement or SLM Transaction Agreement in response to an Alternate Superior Proposal (as each such term is defined in the DFS Merger Agreement or SLM Transaction Agreement, as applicable), then CBNA’s obligation to vote in favor of the authorization of the SLM Transaction, the adoption of the DFS Merger Agreement and the approval of the DFS Merger, as applicable, only applies to the number of shares of the company’s common stock that is equal to exactly 40% of the total number of shares of the company’s common stock outstanding on the record date. The voting and support agreement will terminate, with respect to Discover Bank, among other reasons, upon the termination of the SLM Transaction Agreement or the DFS Merger Agreement and, with respect to SLM Corporation, upon the termination of the SLM Transaction Agreement. For a more complete discussion of the terms of the voting and support agreement, see “SPECIAL MEETING — The Voting And Support Agreement” beginning on page 25 of this proxy statement.

The CBNA Transaction Agreement (See pages 96 to 99)

Purchased Assets

Under the CBNA Transaction Agreement, CBNA will purchase from the company the assets of the company which will not be acquired by SLM Corporation or Discover Bank, comprising all of the ownership interests in SLC Private Student Loan Trust 2009-A, a Delaware statutory trust that possesses securitized private student loans, and SLC Student Loan Trust 2010-1, a Delaware statutory trust that possesses FFELP-backed student loans. In addition, CBNA will also purchase from the company all of the shares of stock of SLC Receivables I, Inc., a Delaware corporation that the company had formed as a special purpose entity whose purpose was restricted to purchasing both private and FFELP-backed student loans originated by the company and selling them to each of the company’s securitization trusts. Finally, CBNA will also purchase unsecuritized private and FFELP-backed loans from the company.

Purchase Price

The CBNA Transaction Agreement provides that CBNA will pay to the company an amount equal to the aggregate principal amount outstanding under the Omnibus Agreement together with all accrued and unpaid interest, excluding any termination fees related to early prepayment thereof (after taking into account the application of the proceeds to the company under the SLM Transaction Agreement), subject to certain adjustments as described therein.

Conditions to the CBNA Transaction

The obligations of the parties to the CBNA Transaction Agreement to consummate the CBNA Transaction are subject to the satisfaction of a number of conditions, including, among others:

•	no governmental authority having taken any action which has the effect of making the CBNA transaction illegal or otherwise prohibiting the consummation of the CBNA Transaction;

•	the parties to the SLM Transaction Agreement being in a position to close the SLM Transaction immediately following or concurrently with the closing of the CBNA Transaction;

•	the parties to the DFS Merger Agreement being in a position to close the DFS Merger immediately following the closings of the CBNA Transaction and the SLM Transaction;

•

the representations and warranties of the relevant parties to the CBNA Transaction Agreement set forth in the CBNA Transaction Agreement being true and correct at, and as of, the closing date with the same force and effect as if made at, and as of, the closing date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specified period of time, which need only be true and correct as of such date or with respect to such period), except where the failure of such representations and warranties to be true and correct would not reasonably be expected to have a material adverse effect;

•

the relevant parties to the CBNA Transaction Agreement having performed and complied in all material respects with all material agreements and covenants required by the CBNA Transaction Agreement and the other related CBNA Transaction documents to be performed or complied with at or prior to the closing of the CBNA Transaction; and

•

the company having delivered prior written notification to the rating agencies of certain securitization-related actions and satisfied all rating conditions with respect to certain securitization-related actions.

Termination

The CBNA Transaction Agreement contains provisions addressing the circumstances under which the company or CBNA may terminate the CBNA Transaction Agreement. For a more complete discussion, see “THE CBNA TRANSACTION AGREEMENT — Termination” beginning on page 98 of this proxy statement.

Non-Solicitation; Changes in Recommendation of the Board of Directors

Each of the SLM Transaction Agreement and the DFS Merger Agreement contains covenants that restrict the solicitation of Competing Proposals and the ability of the company’s board of directors to change its recommendation with respect to the SLM Transaction, the DFS Merger Agreement and the DFS Merger. Pursuant to such provisions, subject to its fiduciary obligations, the company’s board of directors is obligated to recommend that stockholders vote for the proposals set forth in this proxy statement. As used in this section of the proxy statement, the terms “Competing Proposal,” “Superior Proposal,” “Alternate Superior Proposal” and “Change of Recommendation” have the respective meanings set forth in the SLM Transaction Agreement and the DFS Merger Agreement, as applicable.

If, prior to the requisite approval by the company’s stockholders of the proposals contained in this proxy statement, (i) the company receives an unsolicited, bona fide written Competing Proposal that did not result from a violation of the terms of the DFS Merger Agreement or the SLM Transaction Agreement and (ii) the board of directors of the company (upon the recommendation of the special committee) determines in good faith after consultation with the company’s outside legal and financial advisors that such Competing Proposal constitutes, or would be reasonably likely to result in (after taking certain steps set forth in the SLM Transaction Agreement or the DFS Merger Agreement, as applicable), a Superior Proposal or an Alternate Superior Proposal, then the company may, at any time prior to the receipt of the requisite approval by the company’s stockholders, subject to certain conditions specified in the SLM Transaction Agreement or the DFS Merger Agreement, as applicable, take the following actions:

•

subject to certain conditions, furnish non-public information with respect to the company and its subsidiaries to the third party making such Competing Proposal if, and only if, such information has been previously, or is contemporaneously, provided to SLM Corporation and/or Discover Bank, as applicable, and prior to so providing such information, the company receives from the third party an executed confidentiality agreement with terms no less favorable in the aggregate to the third party than the confidentiality agreement in effect between the company and SLM Corporation or Discover Bank, as applicable, is to SLM Corporation or Discover Bank, as applicable;

•	engage or participate in discussions or negotiations with such third party with respect to the Competing Proposal; and

•

in the case of a Competing Proposal that constitutes or would reasonably be expected to result in an Alternate Superior Proposal, engage in discussions or negotiations with CBNA and either Discover Bank or SLM Corporation, as applicable, with respect to the Competing Proposal.

If, prior to the requisite approval by the company’s stockholders of the proposals contained in this proxy statement, either:

•

the company receives an unsolicited Superior Proposal or an unsolicited Alternate Superior Proposal and the company has complied with its obligations under the SLM Transaction Agreement or the DFS Merger Agreement, as applicable; or

•

other than in connection with a Competing Proposal, the board of directors of the company (upon the recommendation of the special committee) determines in good faith, in response to the occurrence of a Seller Intervening Event (as defined in the SLM Transaction Agreement) or a Company Intervening Event (as defined in the DFS Merger Agreement), and after consultation with outside legal and financial advisors, that the failure of the board of directors of the company to effect a Change of Recommendation would be inconsistent with the fiduciary duties of the board of directors of the company to the company’s stockholders under applicable law, then, prior to the receipt of the requisite approval by the company’s stockholders of the proposals contained in this proxy statement, the board of directors of the company may, subject to certain conditions specified in the SLM Transaction Agreement or the DFS Merger Agreement, as applicable, including those described in the following paragraph, effect a Change of Recommendation.

The SLM Transaction Agreement and the DFS Merger Agreement, as applicable, provide that, prior to a Change of Recommendation resulting from a Superior Proposal or an Alternate Superior Proposal and prior to terminating the SLM Transaction Agreement or the DFS Merger Agreement, as applicable, to enter into an agreement relating to a Superior Proposal, the company will first give SLM Corporation and Discover Bank seven business days prior written notice of its intent to accept a Superior Proposal, during which seven business day period the company will engage in good faith negotiations to amend the SLM Transaction Agreement or the DFS Merger Agreement, as applicable, and, in either case, the related transaction documents, such that the Competing Proposal would cease to be a Superior Proposal or an Alternate Superior Proposal. Under the terms of the purchase price adjustment agreement, if the company provides notice to Discover Bank of an Alternate Superior Proposal and Discover Bank determines to increase the amount of merger consideration payable to stockholders, CBNA will bear 40% of the increased merger consideration, up to a total payment of $50 million from CBNA.

Effects of Termination

Each of the SLM Transaction Agreement, the DFS Merger Agreement and the voting and support agreement contains provisions regarding the effects of termination. Below is a summary of the termination fees payable by the company and/or CBNA, as applicable, to SLM Corporation and/or Discover Bank, as applicable, under the SLM Transaction Agreement, the DFS Merger Agreement and the related provisions of the voting and support agreement. In no event will the sum of such termination fees payable by the company exceed $36 million in the aggregate.

•

If (i) a Competing Proposal that constitutes a “Qualifying Transaction” under the SLM Transaction Agreement or the DFS Merger Agreement, as applicable, has been proposed or publicly disclosed prior to termination of the applicable agreement, (ii) the applicable agreement is subsequently terminated by the company or SLM Corporation or Discover Bank, as applicable, because the transactions contemplated by the applicable agreement are not consummated by March 31, 2011, as such date may be extended pursuant to the terms of the applicable agreement, and (iii) concurrently with or within 12 months of such termination, the company consummates any Qualifying Transaction or the company or any of its affiliates enters into any letter of intent, agreement in principle or contract with respect to a Qualifying Transaction, then the company will pay to SLM Corporation or Discover Bank, as applicable, a termination fee of $24 million (provided that if at the time of such payment both SLM Corporation and Discover Bank are entitled to a payment from the company under analogous circumstances, then the company will pay to each of SLM Corporation and Discover Bank a termination fee of $12 million). In addition, pursuant to the voting and support agreement, CBNA will also pay to SLM Corporation or Discover Bank, as applicable, 50% of its profits from the sale or transfer of any securities pursuant to any Qualifying Transaction entered into or consummated by the company within 12 months of such termination (provided, that if a termination fee is payable to both SLM Corporation and Discover Bank, then 25% of CBNA’s profit will be payable to each).

•

If an Alternate Superior Proposal has been proposed or publicly disclosed and the SLM Transaction Agreement or the DFS Merger Agreement, as applicable, is terminated by the company or SLM Corporation or Discover Bank, as applicable, because (i) the transactions contemplated by the applicable agreement are not consummated by March 31, 2011, as such date may be extended pursuant to the terms of the applicable agreement, and the party terminating the applicable agreement is not (subject to the conditions thereof) in material breach of that agreement, which breach proximately caused the failure to consummate the transactions contemplated by the applicable agreement on or before such date, or (ii) the company has failed to obtain the requisite approval by the company’s stockholders of the proposals contained in this proxy statement, then the company will pay SLM Corporation or Discover Bank, as applicable, a termination fee of $24 million. In the event that such termination occurs following a Change of Recommendation in response to an Alternate Superior Proposal and the company has failed to obtain the requisite approval by the company’s stockholders of the proposals contained in this proxy statement, pursuant to the voting and support agreement, CBNA will also pay to SLM Corporation or Discover Bank 50% of its profits from the sale or transfer of any securities pursuant to any transaction entered into or consummated by the company within 12 months of such termination (provided, that if a comparable fee is payable to both SLM Corporation and Discover Bank, then 25% of CBNA’s profit will be payable to each).

•

If the company (upon the recommendation of the special committee) terminates the SLM Transaction Agreement or the DFS Merger Agreement, as applicable, in order to enter into a binding written agreement to effect a Superior Proposal, then the company will pay each of SLM Corporation and Discover Bank a termination fee of $12 million concurrently with such termination. Upon the consummation of the transaction contemplated by such binding written agreement to effect a Superior Proposal, pursuant to the voting and support agreement, CBNA will pay to each of SLM Corporation and Discover Bank 25% of its profits from the sale or transfer of any securities pursuant to the Superior Proposal.

•

If SLM Corporation terminates the SLM Transaction Agreement or Discover Bank terminates the DFS Merger Agreement, in either case, due to a Change of Recommendation by the company in response to a Superior Proposal, then the company will pay SLM Corporation or Discover Bank, or both, as applicable, a termination fee of $12 million. Upon the consummation of the transaction contemplated by the Superior Proposal, pursuant to the voting and support agreement, CBNA will pay to Discover Bank and SLM Corporation 25% of its profits from the sale or transfer of any securities pursuant to the Superior Proposal.

•

If the SLM Transaction Agreement is terminated due to the prior termination of either (i) the CBNA Transaction Agreement or (ii) the DFS Merger Agreement, where (A) Discover Bank terminated the DFS Merger Agreement due to the company’s material breach or failure to perform in any material respect any of its representations, warranties, covenants or other agreements set forth in the DFS Merger Agreement, which breach or failure to perform would result in a failure of certain conditions that cannot be cured prior to March 31, 2011, as such date may be extended pursuant to the terms of the DFS Merger Agreement and (B) CBNA and the company have not entered into a definitive agreement relating to a substitute merger transaction within 45 days of the termination of the DFS Merger Agreement, then the company will pay SLM Corporation a termination fee of $24 million.

•

If the DFS Merger Agreement is terminated due to the prior termination of either (i) the CBNA Transaction Agreement or (ii) the SLM Transaction Agreement, where SLM Corporation terminated the SLM Transaction Agreement due to (A) the company’s material breach or failure to perform in any material respect any of its representations, warranties, covenants or other agreements set forth in the SLM Transaction Agreement, which breach or failure to perform would result in a failure of certain conditions that cannot be, or is not, cured within the applicable time frame set forth in the SLM Transaction Agreement or (B) the company’s breach of the non-solicitation restrictions set forth in the SLM Transaction Agreement, then the company will pay Discover Bank a termination fee of $24 million.

•

If either the SLM Transaction Agreement or the DFS Merger Agreement is terminated due to (i) the failure of the transactions contemplated by the applicable agreement to be consummated by March 31, 2011, as such date may be extended pursuant to the terms of the applicable agreement, the party terminating the applicable agreement is not (subject to the conditions thereof) in material breach of that agreement, which breach proximately caused the failure to consummate the transactions contemplated by the applicable agreement before such date and (ii) there had previously occurred a willful breach by the company of the other transaction agreement, then the company will pay SLM Corporation and Discover Bank, as applicable, a termination fee of $24 million.

Below is a summary of the termination fees payable by CBNA to SLM Corporation and/or Discover Bank, as applicable, under the voting and support agreement.

•

If, subject to certain limitations, either the SLM Transaction Agreement or the DFS Merger Agreement is terminated due to (i) the failure of the transactions contemplated by the applicable agreement to be consummated by March 31, 2011, as such date may be extended pursuant to the terms of the applicable agreement, the party terminating the applicable agreement is not (subject to the conditions thereof) in material breach of that agreement, which breach proximately caused the failure to consummate the transactions contemplated by the applicable agreement before such date or (ii) the prior termination of the CBNA Transaction Agreement or the other transaction agreement, in each case, as a result of the termination of or failure to close the CBNA Transaction, CBNA will pay SLM Corporation or Discover Bank, as applicable, a fee of $24 million (provided, that if at the time of such payment both SLM Corporation and Discover Bank are entitled to a payment from CBNA under analogous circumstances, then CBNA will pay to each of SLM Corporation and Discover Bank a fee of $18 million and, provided, further, that no fees will be payable to SLM Corporation or Discover Bank if such fees, together with any termination fee payable under the SLM Transaction Agreement or the DFS Merger Agreement, as applicable, would exceed $24 million).

•

If the DFS Merger Agreement is terminated due to (i) the failure of the DFS Merger to be consummated by March 31, 2011, as such date may be extended pursuant to the terms of the DFS Merger Agreement, and the party terminating the DFS Merger Agreement is not (subject to the conditions thereof) in material breach of that agreement, which breach proximately caused the failure to consummate the DFS Merger before such date or (ii) the prior termination of the CBNA Transaction Agreement or the SLM Transaction Agreement, in each case, as a result of the willful breach by CBNA of the SLM Transaction Agreement or any related documents, CBNA will pay Discover Bank a fee of $24 million (provided that no fees will be payable to Discover Bank if such fees, together with any termination fee payable under the DFS Merger Agreement, would exceed $24 million).

In circumstances where a termination fee is not otherwise payable and where either the SLM Transaction Agreement or the DFS Merger Agreement is terminated due to (i) the failure of the transactions contemplated by the applicable agreement to be consummated by March 31, 2011, as such date may be extended pursuant to the terms of the applicable agreement, the party terminating the applicable agreement is not (subject to the conditions thereof) in material breach of that agreement, which breach proximately caused the failure to consummate the transactions contemplated by the applicable agreement before such date and the only conditions that were not satisfied were conditions that by their nature can only be satisfied as of the closing of the transactions, or (ii) the prior termination of the CBNA Transaction Agreement or the other transaction agreement, then the company will pay to each of SLM Corporation and Discover Bank, as applicable, an amount equal to 120% of their documented transaction expenses up to $4 million.

For more complete discussions of the effects of the termination of the SLM Transaction Agreement and the DFS Merger Agreement, see “THE SLM TRANSACTION AGREEMENT — Termination” and “THE DFS MERGER AGREEMENT — Termination,” beginning on pages 75 and 88 of this proxy statement, respectively.

Market Price of Common Stock; Dividends

Currently, shares of the company’s common stock are listed for trading on the New York Stock Exchange. As a result of the DFS Merger, we will become a wholly owned subsidiary of Discover Bank and the company’s shares will cease to trade on any public trading market. The closing price of the company’s common stock on September 16, 2010, the last trading day prior to the public announcement of the transactions was $21.15 per share. The closing price of the company’s common stock on October 29, 2010, the last trading day prior to the date of this proxy statement, was $29.82 per share. The market price of the company’s common stock is likely to fluctuate prior to the completion of the DFS Merger.

The company does not anticipate paying dividends prior to the earlier of the consummation of the Transactions or the termination of the transaction agreements. You should obtain current market quotations for the company’s common stock before making a decision with respect to your vote on the adoption of the DFS Merger Agreement and the approval of the DFS Merger.

There were approximately 33 holders of record of the company’s common stock on September 30, 2010.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward looking statements” that are intended to be covered by the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Representatives of the company may also make forward-looking statements. Forward-looking statements are statements that are not historical facts, and are identified by words such as “expect,” “believe,” “predict,” “anticipate,” “contemplate,” “will,” “may,” “might,” “continue,” “plan,” “estimate,” “objective,” “intend,” “project,” “budget,” “forecast,” “can,” “could,” “should,” “would,” “likely,” “potential” and similar expressions. These statements include, but are not limited to, statements about the expected costs and benefits of the SLM Transaction, the DFS Merger and the CBNA Transaction, the authorization of the SLM Transaction, the adoption of the DFS Merger Agreement and approval of the DFS Merger by the company’s stockholders, the satisfaction of the closing conditions to the SLM Transaction, the DFS Merger and the CBNA Transaction, the timing of the completion of the SLM Transaction, the DFS Merger, and the CBNA Transaction and the company’s plans, objectives and expectations after the completion of the transactions. Forward-looking statements are not guarantees of performance. These statements are based upon the current beliefs and expectations of management of the company and are subject to numerous risks and uncertainties that could cause actual outcomes and results to be materially different from those projected or anticipated. The following factors, among others, could cause such differences:

•	the occurrence of any effect, event, development or change that could give rise to the termination of the SLM Transaction Agreement, the DFS Merger Agreement or the CBNA Transaction Agreement;

•	the outcome of any legal proceedings instituted against the company and others relating to the SLM Transaction, the DFS Merger or the CBNA Transaction;

•

the inability to complete the SLM Transaction, the DFS Merger or the CBNA Transaction due to the failure to obtain the requisite approval by the company’s stockholders, as applicable, or the failure to satisfy other conditions to completion of the Transactions;

•	risks that the Transactions disrupt current plans and operations and the potential difficulties in employee retention; and

•	other risks detailed in the company’s filings with the Securities and Exchange Commission, including the company’s most recent filings on Form 10-Q and 10-K.

You are cautioned not to place undue reliance on the forward-looking statements made in this proxy statement or by representatives of the company. These statements speak only as of the date hereof, or, in the case of statements made by representatives of the company, on the date those statements were made. All subsequent written and oral forward-looking statements concerning the transactions or any other matter addressed in this proxy statement and attributable to the company or any person acting on behalf of the company are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. The company expressly disclaims any obligation to update or publish revised forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of any unanticipated events.

SPECIAL MEETING

The company is providing this proxy statement in connection with a special meeting of stockholders that the company has called for the purpose of holding a vote to authorize the SLM Transaction, as well as to adopt the DFS Merger Agreement and approve the DFS Merger. This proxy statement is first being mailed to the company’s stockholders on or about November 2, 2010 and provides the company’s stockholders with the information they need to know to be able to vote or instruct their vote to be cast at the special meeting of the company’s stockholders.

Date, Time and Place

The special meeting will be held at 399 Park Avenue, 12th Floor Auditorium, New York, New York 10022 on December 2, 2010, at 8:30 a.m., Eastern Time.

Purpose

At the special meeting, the company’s stockholders will be asked to vote solely on the following proposals:

PROPOSAL NUMBER 1. To adopt, by holders of a majority of the company’s outstanding shares of common stock entitled to vote, voting together as a single class, a resolution authorizing the SLM Transaction; and

PROPOSAL NUMBER 2. To adopt, by holders of a majority of the company’s outstanding shares of common stock entitled to vote, voting together as a single class, the DFS Merger Agreement, and to approve the DFS Merger.

Record Date; Outstanding Shares; Shares Entitled to Vote

The record date for the company’s special meeting is November 1, 2010. Only the company’s stockholders of record at the close of business on November 1, 2010 will be entitled to receive notice of and to vote at the special meeting or any adjournment of the special meeting. Shares of the company’s common stock held by the company as treasury shares will not be entitled to vote. As of the close of business on the record date, there were 20,000,000 shares of the company’s common stock outstanding and entitled to vote at the special meeting. Each holder of the company’s common stock is entitled to one vote for each share of the company’s common stock owned as of the record date.

A complete list of the company’s stockholders entitled to vote at the company’s special meeting will be available for inspection at 425 Park Avenue, Second Floor, New York, New York 10022 during regular business hours for a period of no less than 10 days before the special meeting, as well as at the place of the company’s special meeting during the special meeting.

Quorum

A quorum of stockholders is required for the company’s stockholders to authorize the SLM Transaction, to adopt the DFS Merger Agreement and to approve the DFS Merger at the special meeting. The presence at the special meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the company’s common stock entitled to vote on the record date will constitute a quorum. Proxies received but marked as abstentions, if any, will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes. With respect to broker non-votes (as defined below), the authorization of the SLM Transaction, the adoption of the DFS Merger Agreement and the approval of the DFS Merger are not considered routine matters. Therefore, your broker will not be permitted to vote on the authorization of the SLM Transaction, the adoption of the DFS Merger Agreement and the approval of the DFS Merger without instruction from you as the beneficial owner of the shares of the company’s common stock. Broker non-votes will, however, be counted for purposes of determining whether a quorum is present at the special meeting. Pursuant to the voting and support agreement that CBNA has entered into with SLM Corporation and Discover Bank, CBNA has agreed, subject to certain conditions, to be present in person or by proxy at the meeting. Therefore, the company expects that there will be a quorum at the special meeting.

Required Vote

Each of the authorization of the SLM Transaction and the adoption of the DFS Merger Agreement and the approval of the DFS Merger, will require the affirmative vote of the holders of a majority of the shares of the company’s common stock outstanding and entitled to vote on the proposals. Because approval of the proposals is based on the affirmative vote of a majority of the outstanding shares of the company’s common stock, a stockholder’s failure to submit a proxy card or to vote in person at the special meeting or an abstention from voting, or the failure of a stockholder who holds his or her shares of the company’s common stock in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee, will have the same effect as a vote “AGAINST” the authorization of the SLM Transaction and “AGAINST” the adoption of the DFS Merger Agreement and the approval of the DFS Merger.

If there are not shares of the company’s common stock representing votes sufficient to authorize the SLM Transaction and adopt the DFS Merger Agreement and approve the DFS Merger present in person or by proxy at the time of the special meeting, the holders of a majority of the shares of the company’s common stock present in person or by proxy (whether or not a quorum is present) may adjourn the meeting to another time and place in order to solicit additional proxies. Shares of the company’s common stock not in attendance at the special meeting will have no effect on the outcome of any vote to adjourn the special meeting.

The Voting and Support Agreement

The following is a summary of the material provisions of the voting and support agreement, a copy of which is attached as Exhibit B to Annex B to this proxy statement. You should refer to the full text of the voting and support agreement for the complete details, terms and conditions of the agreement.

Voting

On September 17, 2010, concurrently with the entry into the DFS Merger Agreement and the SLM Transaction Agreement, CBNA, SLM Corporation and Discover Bank entered into a voting and support agreement pursuant to which and subject to the terms thereof, among other things, CBNA agreed to vote all of its shares of the company’s common stock (i) in favor of the authorization of the SLM Transaction, (ii) in favor of the adoption of the DFS Merger Agreement and the approval of the DFS Merger and (iii) against certain proposals, actions or transactions involving the company or any of its subsidiaries, including those which would reasonably be expected to in any manner impede, frustrate, prevent or nullify the SLM Transaction Agreement, the DFS Merger Agreement, any of the ancillary agreements or any of the related transaction agreements or any of the transactions. However, if the company’s board of directors has effected a Permitted Change of Recommendation with respect to either the DFS Merger Agreement or SLM Transaction Agreement in response to an Alternate Superior Proposal (as each such term is defined in the DFS Merger Agreement or SLM Transaction Agreement), then CBNA’s obligation to vote in favor of the authorization of the SLM Transaction and the adoption of the DFS Merger Agreement and the approval of the DFS Merger, as applicable, only applies to the number of shares of the company’s common stock that is equal to exactly 40% of the total number of shares of the company’s common stock outstanding. In such a circumstance, CBNA would be permitted to vote the balance of the shares of company common stock owned by it in its discretion.

Termination

With respect to Discover Bank, the voting and support agreement terminates, other than with respect to the provisions relating to the payment of fees by CBNA, upon the earlier of (i) the closing under the DFS Merger Agreement, (ii) the termination of the SLM Transaction Agreement or the DFS Merger Agreement and (iii) written notice by CBNA following any amendment to the DFS Merger Agreement that reduces or changes the form of the merger consideration or amends the article of the DFS Merger Agreement relating to closing conditions in a manner that adversely affects CBNA.

With respect to SLM Corporation, the voting and support agreement terminates, other than with respect to the provisions relating to the payment of fees by CBNA, upon the earlier of the closing under the SLM Transaction Agreement and any termination of the SLM Transaction Agreement.

Other

CBNA has agreed not to (i) transfer or pledge its shares of the company’s common stock, except in connection with the actions contemplated by the voting and support agreement, and except to wholly owned subsidiaries, or (ii) knowingly take any action that is reasonably likely to delay, prevent or have an adverse effect on its ability to satisfy its obligations under the voting and support agreement or the DFS Merger Agreement, SLM Transaction Agreement or CBNA Transaction Agreement.

CBNA has also agreed to restrictions on solicitations of competing proposals similar to those of the company contained in the DFS Merger Agreement and SLM Transaction Agreement. In addition, in the event the DFS Merger Agreement or SLM Transaction Agreement is terminated under certain circumstances and the company enters into an alternative transaction within certain time periods, CBNA would share up to 50% of its profit from the alternative transaction with Discover Bank and/or SLM Corporation, as applicable. See “THE SLM TRANSACTION AGREEMENT — Termination” and “THE DFS MERGER AGREEMENT — Termination,” beginning on pages 75 and 88 of this proxy statement, respectively.

CBNA and SLM Corporation have each agreed not to acquire or to seek to acquire any of the assets to be acquired by Discover Bank pursuant to the DFS Merger Agreement. Discover Bank has agreed not to acquire or seek to acquire any of the assets to be acquired by SLM Corporation and its affiliates pursuant to the SLM Transaction Agreement.

Voting your Shares

By Internet or Telephone

If you hold shares of the company’s common stock directly in your name as a stockholder of record, you may vote electronically via the Internet at www.envisionreports.com/STU or telephonically by calling 1-800-652-8683. Votes submitted telephonically or via the Internet must be received by 11:59 p.m. (Eastern Time) on December 1, 2010. If you hold the company’s shares in street name through a broker or other nominee, you may vote electronically via the Internet by following the instructions provided by your broker or other nominee. If you wish to vote by telephone you will need to request paper copies of the materials from your broker or other nominee in order to obtain a Voting Instruction Form which contains a specific telephone number for your broker or other nominee. Votes submitted telephonically or via the Internet must be received by 11:59 p.m. (Eastern Time) on December 1, 2010.

In Person

If you hold shares of the company’s common stock directly in your name as a stockholder of record, you may vote in person at the special meeting. Stockholders of record also may be represented by another person at the special meeting by executing a proper proxy designating that person.

If you hold shares of the company’s common stock in street name through a broker or other nominee, you must obtain a legal proxy from that institution and present it to the inspector of elections with your ballot to be able to vote in person at the special meeting.

By Mail

If you hold shares of the company’s common stock directly in your name as a stockholder of record, you will need to mark, sign and date your proxy card and return it using the postage-paid return envelope provided. The company must receive your proxy card no later than close of business on December 1, 2010.

If you hold shares of the company’s common stock in street name through a broker or other nominee, to vote by mail you must request paper copies of the proxy materials from your broker or other nominee. Once you receive your paper copies, you will need to mark, sign and date the Voting Instruction Form and return it in the pre-paid return envelope provided. Your Voting Instruction Form must be received no later than the close of business on December 1, 2010.

When a stockholder submits a proxy by telephone or through the Internet, his or her proxy is recorded immediately. The company encourages its stockholders to submit their proxies using these methods whenever possible. If you submit a proxy by telephone or via the Internet, please do not return your proxy card by mail. If you attend the meeting, you may also submit your vote in person. Any votes that you previously submitted — whether via the Internet, by telephone or by mail — will be superseded by the vote that you cast at the meeting. All shares represented by each properly executed and valid proxy received before the special meeting will be voted in accordance with the instructions given on the proxy. If a stockholder executes a proxy card without giving instructions, the shares of the company’s common stock represented by that proxy card will be voted “FOR” approval of the proposals to authorize the SLM Transaction, and to adopt the DFS Merger Agreement and to approve the DFS Merger.

Your vote is important. Accordingly, please submit your proxy by telephone, through the Internet or by mail, whether or not you plan to attend the meeting in person.

Voting of Shares Held in Street Name

If your shares of the company’s common stock are held in an account at a broker or through another nominee, you must instruct the broker or other nominee on how to vote your shares of the company’s common stock. If you do not provide voting instructions to your broker, your shares of the company’s common stock will not be voted on any proposal on which your broker does not have discretionary authority to vote. This is referred to in this proxy statement and in general as a “broker non-vote.” In these cases, the broker or other nominee can register your shares as being present at the special meeting for purposes of determining a quorum, but will not be able to vote your shares of the company’s common stock on those matters for which specific authorization is required. Brokers do not have discretionary authority to vote on the proposals to authorize the SLM Transaction, or to adopt the DFS Merger Agreement and to approve the DFS Merger. Therefore, a broker non-vote will have the same effect as a vote “AGAINST” authorization of the SLM Transaction, adoption of the DFS Merger Agreement and approval of the DFS Merger.

Revocability of Proxies; Changing Your Vote

You may revoke your proxy and/or change your vote at any time before your shares of the company’s common stock are voted at the special meeting. If you are a stockholder of record, you can do this by:

•

sending a written notice stating that you revoke your proxy to The Student Loan Corporation, 750 Washington Boulevard, Stamford, Connecticut 06901, Attention: Corporate Secretary. The written notice must bear a date later than the date of the proxy and be received prior to the special meeting;

•	submitting a valid, later-dated proxy by mail, telephone or Internet that is received prior to the special meeting; or

•	attending the special meeting and voting by ballot in person (your attendance at the special meeting will not, by itself, revoke any proxy that you have previously given).

If you hold your shares of the company’s common stock through a broker or other nominee, you must contact your broker or other nominee to change your vote or obtain a “legal proxy” to vote your shares of the company’s common stock if you wish to cast your vote in person at the meeting.

Solicitation of Proxies

This proxy statement is furnished in connection with the solicitation of proxies by the company to be voted at the special meeting. The company will bear all costs and expenses in connection with the solicitation of proxies, including the charges of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to stockholders. Proxies may also be solicited by certain of the company’s directors, officers and employees by telephone, electronic mail, letter, facsimile or in person, but no additional compensation will be paid to them.

Stockholders should not send stock certificates with their proxies. A letter of transmittal and instructions for the surrender of common stock certificates of the company will be mailed to the company’s stockholders shortly after the completion of the DFS Merger, if approved.

Stockholders Sharing an Address

Consistent with notices sent to stockholders of record sharing a single address, the company is sending only one copy of this proxy statement to that address unless the company received contrary instructions from any stockholder at that address. This “householding” practice reduces the volume of duplicate information received at your household and helps the company reduce costs. Stockholders may request to discontinue householding, or may request a separate copy of this proxy statement by one of the following methods:

•

stockholders of record wishing to discontinue or begin householding, or any stockholder of record residing at a household address wanting to request delivery of a copy of this proxy statement should contact The Student Loan Corporation, 750 Washington Boulevard, Stamford, Connecticut 06901, Attention: Investor Relations, telephone number 203-975-6320; or

•	stockholders owning their shares of the company’s common stock through a broker or nominee who wish to either discontinue or begin householding should contact their record holder.

No Other Business

Under the company’s bylaws, as amended, the business to be conducted at the special meeting will be limited to the purposes stated in the notice to the company’s stockholders provided with this proxy statement.

Adjournments

Adjournments may be made for the purpose of, among other things, soliciting additional proxies. Whether or not a quorum is present, a majority of the shares of common stock present in person or by proxy may adjourn the meeting to another time and place. The company is not required to notify stockholders of any adjournment of 30 days or less if the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At any adjourned meeting, the company may transact any business that it might have transacted at the original meeting, provided that a quorum is present at such adjourned meeting. Proxies submitted by the company’s stockholders for use at the special meeting will be used at any adjournment or postponement of the meeting. References to the company’s special meeting in this proxy statement are to such special meeting as adjourned or postponed.

Assistance

If you need assistance in completing your proxy card or have questions regarding the special meeting, please contact The Student Loan Corporation, 750 Washington Boulevard, Stamford, Connecticut 06901, Attention: Investor Relations, telephone number 203-975-6320.

THE PARTIES

The Student Loan Corporation

The company is one of the nation’s leading originators and holders of student loans providing a full range of education financing products and services to meet the needs of students, parents, schools and lenders. The company was incorporated in 1992 under the laws of the State of Delaware. The principal executive offices of the company are located at 750 Washington Boulevard, Stamford, Connecticut 06901. The telephone number for the company is 203-975-6320.

Citibank, N.A.

Citibank, N.A., which we refer to as CBNA in this proxy statement, is a national banking association and an indirect wholly owned subsidiary of Citigroup Inc. CBNA owns 80% of the company’s outstanding common stock. The principal executive offices of CBNA are located at 399 Park Avenue, New York, New York 10022. The telephone number for CBNA is 212-559-1000.

Citibank (South Dakota) National Association

Citibank (South Dakota) National Association, which we refer to as CSD in this proxy statement, is a credit card and lending only institution and a wholly owned subsidiary of Citigroup Inc. The principal executive offices of CSD are located at 701 East 60th Street, North, Mail Code 1251, Sioux Falls, South Dakota 57104. The telephone number for CSD is 605-331-2626.

SLM Corporation

SLM Corporation, more commonly known as Sallie Mae, is one of the nation’s leading saving, planning and paying for education companies. SLM Corporation is a holding company that operates through a number of subsidiaries. The company was formed in 1972 as the Student Loan Marketing Association, a federally chartered government sponsored enterprise and was privatized on December 29, 2004. The principal executive offices of SLM Corporation are located at 12061 Bluemont Way, Reston, Virginia 20190-5684. The telephone number for SLM Corporation is 703-810-3000.

Bull Run 1 LLC

Bull Run 1 LLC is a newly formed Delaware limited liability company and a wholly owned subsidiary of SLM Education Credit Finance Corporation. Bull Run 1 LLC was organized solely for the purpose of entering into the SLM Transaction Agreement with the company and the term loan agreement with CBNA to finance the SLM Transaction. The principal executive offices of Bull Run 1 LLC are located at 12061 Bluemont Way, V3419, Reston, Virginia 20190-5684. The telephone number for Bull Run 1 LLC is 703-984-6419.

SLM Education Credit Finance Corporation

SLM Education Credit Finance Corporation is a Delaware corporation and a wholly owned subsidiary of SLM Corporation. SLM Education Credit Finance Corporation is a holder of FFELP and private student loans. The principal executive offices of SLM Education Credit Finance Corporation are located at 12061 Bluemont Way, Reston, Virginia 20190-5684. The telephone number for SLM Education Credit Finance Corporation is 703-810-3000.

Sallie Mae, Inc.

Sallie Mae, Inc. is a Delaware corporation and a wholly owned subsidiary of SLM Corporation. Sallie Mae, Inc. services and administers student loans for the family of Sallie Mae companies, their securitization vehicles and for third parties. The principal executive offices of Sallie Mae, Inc. are located at 12061 Bluemont Way, Reston, Virginia 20190-5684. The telephone number for Sallie Mae, Inc. is 703-810-3000.

Discover Bank

Discover Bank is a wholly owned subsidiary of Discover Financial Services. Discover Financial Services, which is a leading credit card issuer in the United States and an electronic payment services company, acquired Discover Bank in January 1985. Discover Bank was chartered as a banking corporation under the laws of the State of Delaware in 1911, and its deposits are insured by the FDIC. The principal executive offices of Discover Bank are located at 12 Read’s Way, New Castle, Delaware 19720. The telephone number for Discover Bank is 302-323-7315.

Academy Acquisition Corp.

Academy Acquisition Corp. is a newly formed Delaware corporation and is a wholly owned subsidiary of Discover Bank. Academy Acquisition Corp. was organized solely for the purposes of entering into the DFS Merger Agreement with the company. The principal executive offices of Academy Acquisition Corp. are located at 2500 Lake Cook Road, Riverwoods, Illinois 60015. The telephone number for Academy Acquisition Corp. is 224-405-0900.

THE TRANSACTIONS

Background of the Transactions

The following is a summary of the meetings, negotiations, material contacts and discussions that preceded the execution of the SLM Transaction Agreement, the DFS Merger Agreement and the CBNA Transaction Agreement.

Prior to December 22, 1992, the company operated as a division of a predecessor of Citigroup Inc., which we refer to as Citi in this proxy statement. In December 1992, the company was reorganized as a stand-alone company and shares of the company’s common stock were sold in an initial public offering. Following the offering, CBNA, an indirect wholly owned subsidiary of Citi, continued to hold 80% of the company’s outstanding common stock.

Over the past several years, Citi and its subsidiaries and the company have from time to time held discussions concerning possible strategic alternatives for the company. In early 2009, in response to the dramatic and profound changes in the market environment that had become increasingly apparent by the end of 2008, Citi decided to focus on its core businesses and realigned into two distinct businesses for management reporting purposes: Citicorp, which is composed of Citi’s core businesses, and Citi Holdings, which is composed of non-core businesses. As disclosed in the company’s filings with the Securities and Exchange Commission, Citi included the company in the Citi Holdings business segment, together with other non-core businesses intended for business divestitures, portfolio run-off and asset sales. The company believes that the decision to include the company in Citi Holdings was motivated in part by certain legislative changes that, among other things, threatened to eliminate a significant portion of the company’s business (certain of these changes were implemented on March 30, 2010 with the enactment of H.R. 4872, the Health Care and Education Reconciliation Act of 2010, which included a provision eliminating the private origination of FFELP student loans effective July 1, 2010). The company also believes that Citi’s decision was informed by the significant dislocation in the credit markets that was occurring at that time, which increased funding costs and limited the availability of third party financing for the company.

In the summer of 2009, representatives of Citi management contacted members of company management to discuss the process for opening a dialogue between Citi and the company regarding strategic alternatives. On June 16, 2009, representatives of the company met at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, which we refer to as Skadden in this proxy statement, counsel to Citi, with representatives of Citi, Citigroup Global Markets Inc., financial advisor to Citi, which we refer to as CGMI in this proxy statement, and representatives of Skadden. The group discussed the company’s financial situation, including the status of various company initiatives that were underway to obtain additional financing and financing sources. The group also discussed the potential for a process to explore strategic alternatives, but acknowledged that further resolution of the company’s financing initiatives (including the Original Omnibus Agreement (as defined below), which was to expire by its terms at the end of 2009) and pending legislative matters was needed before any definitive steps could be taken.

At the meeting, representatives of CGMI also outlined the steps that would be involved in a sale process (including, among other things, the preparation of an offering memorandum for interested parties and the collection of materials for a due diligence virtual datasite). During these initial discussions, representatives of Citi and the company also agreed that, prior to any specific action in respect of a strategic alternatives process, the board of directors of the company should establish a special committee of independent directors and engage independent financial and legal advisors in light of Citi’s 80% ownership interest in the company and the fact that five out of nine directors of the company are officers of Citi or its subsidiaries.

On July 2, 2009, representatives of Citi and the company met in Stamford, Connecticut to continue discussions with respect to a possible strategic alternatives process for the company and initial steps involved in such a process.

At the July 2009 meeting of the board of directors of the company, Mr. Reardon briefed the board of directors of the company regarding the June 16, 2009 meeting with Citi, including Citi’s potential interest in exploring strategic alternatives involving the company.

During the course of the summer and early fall 2009, representatives of Citi and the company continued discussions with respect to a possible strategic alternatives process for the company. On October 2, 2009, representatives of Citi contacted Mr. Reardon to notify the company that Citi was prepared to initiate steps for a strategic alternatives process and to suggest that such process be coordinated with the board of directors of the company and a special committee thereof.

On October 29, 2009, the board of directors of the company held a meeting in New York City and, following discussion with the company’s outside advisors, took action to establish a special committee of independent directors. The special committee was authorized to review, investigate, analyze, study, negotiate and, at the special committee’s discretion, approve or disapprove certain potential strategic alternatives, except that, in the case of a merger or sale of all or substantially all of the company’s assets with respect to which the delegation of the authority of the board of directors of the company is prohibited by Section 141 of the Delaware General Corporation Law, the special committee was not authorized to approve or disapprove of such transaction, but instead had the power to make a recommendation to the board of directors of the company as to whether the company should proceed with such transaction, in which case, the board of directors of the company could not approve such transaction unless recommended by the special committee. The special committee consisted of James L. Bailey, Rodman L. Drake, Glenda B. Glover and Evelyn E. Handler, all of whom were directors of the company and were neither employees of the company nor current or former employees or directors of Citi or CBNA (other than Mr. Bailey, who was previously an employee of Citi). Mr. Drake was appointed Chairman of the special committee. The board of directors of the company later adopted amended and restated resolutions that further clarified the authority of the special committee.

The special committee interviewed several law firms and, on December 9, 2009, retained Proskauer Rose LLP, which we refer to as Proskauer in this proxy statement, as its legal counsel. The special committee, together with its legal counsel, interviewed several financial advisory firms and, on December 16, 2009, retained Moelis & Company LLC, which we refer to as Moelis in this proxy statement, as its financial advisor. In addition, on August 27, 2010, the special committee retained Gleacher & Company Securities, Inc., which we refer to as Gleacher in this proxy statement, to render a second fairness opinion regarding the consideration to be paid to the company in the CBNA Transaction.

During the latter part of 2009, the company and CBNA also held discussions to negotiate the terms of a replacement to the Omnibus Credit Agreement, dated November 30, 2000, between the company and CBNA, which we refer to as the Original Omnibus Agreement in this proxy statement, which by its terms was to expire on December 31, 2009. Since the company’s inception, the company had received a significant portion of its funding from borrowing arrangements with CBNA and, between November 30, 2000 and December 31, 2009, the company had borrowed these funds from CBNA on an unsecured basis pursuant to the Original Omnibus Agreement. On December 22, 2009, the company announced that it had entered into an amendment to the Original Omnibus Agreement, which we refer to as the Extension Agreement in this proxy statement, with CBNA that, among other things, extended the expiration date under the Original Omnibus Agreement through January 31, 2010, pending continuing negotiations for a replacement facility. An Amended and Restated Omnibus Credit Agreement, which we refer to as the Omnibus Agreement in this proxy statement, was entered into on January 29, 2010, providing for up to $6.6 billion in aggregate credit for new borrowings. The terms of the Omnibus Agreement are significantly less favorable than those of the Original Omnibus Agreement and provide the Company with funding at a significantly higher cost. The Omnibus Agreement expires on December 30, 2010, which will require the company to either negotiate an extension to the Omnibus Agreement or identify alternative funding arrangements to maintain adequate liquidity in 2011. The terms and conditions of the Extension Agreement and the Omnibus Agreement were reviewed and approved by the Audit Committee of the board of directors of the company, which is comprised of the four independent directors serving on the special committee.

On January 27, 2010, members of the special committee and representatives of Moelis, Proskauer, Citi, CGMI and Skadden met at the offices of Citi in New York City to discuss a potential process to solicit indications of interest from parties that may be interested in acquiring the company. After discussion, the special committee and Citi agreed that an auction process would be the most effective means of identifying such parties, and Citi indicated that Citi and CGMI would take the lead in contacting potential buyers and would coordinate with and report on these efforts to the special committee and its advisors. Representatives of the special committee also informed the other parties that any acceptable result of the process must deliver value to the public stockholders and that such value must be a per share amount at least equal to the consideration received by Citi.

On February 17, 2010, representatives of Moelis, Proskauer, Citi, CGMI and Skadden met with members of the special committee to continue discussions regarding the proposed auction process and to identify potential buyers that would be contacted. Each of CGMI and Moelis suggested potential strategic and financial buyer candidates that might be approached as part of the process. Citi and the special committee determined to have CGMI contact eight identified potential buyers. During the meeting, Citi also reported on certain preliminary discussions it had previously had with certain potentially interested parties regarding Citi’s 80% interest in the company.

During the weeks that followed, representatives of the company, the special committee and Citi, with the assistance of their respective advisors, worked to finalize a confidential offering memorandum, which we refer to as the Offering Memorandum in this proxy statement, for the company that could be sent to potential buyers. Representatives of CGMI also continued to work with the company and its advisors to populate a virtual datasite that would be open to potential buyers.

Beginning in late February 2010, CGMI contacted the eight potential buyers that had been identified during the February 17th meeting. Four of these parties eventually executed confidentiality agreements with the company, including SLM Corporation (confidentiality agreement dated March 11, 2010) and Discover Financial Services, the parent company of Discover Bank, which we refer to as Discover in this proxy statement (confidentiality agreement dated April 27, 2010). In addition, two other potentially interested strategic buyers, which we refer to as “Bidder X” and “Bidder Y” in this proxy statement, executed similar confidentiality agreements with the company. Following execution of the confidentiality agreements, the interested parties received a copy of the Offering Memorandum and access to the company’s virtual datasite. In addition, during February and March 2010, representatives of Citi and CGMI had a number of conversations with certain other parties regarding potential interest in the company during the course of general discussions regarding assets included in Citi Holdings; however, these parties determined not to proceed with further discussions or due diligence in respect of the company.

Beginning in March and April 2010, SLM Corporation, Bidder Y and Discover conducted due diligence reviews, including a review of the Offering Memorandum and materials made available in the company’s virtual datasite. In addition, these potential buyers had discussions with company management, CBNA and Moelis during this time. Also during this time, the Skadden, Citi, company and Proskauer teams worked to prepare a draft merger agreement to be distributed to bidders, providing for the sale of the entire company by way of a merger.

In April 2010, SLM Corporation and Bidder Y, having substantially completed their initial diligence review of the company, indicated that they remained interested in pursuing a potential transaction involving the company. In addition, at this time, Bidder X communicated an oral offer to the company to acquire certain FFELP assets of the company; however, after discussions among the special committee, Citi and their respective advisors, the special committee and Citi determined that the price contemplated by the Bidder X offer was too low to warrant further discussions.

On April 24, 2010, CGMI (following review and comment by the special committee, Citi and their respective advisors) delivered a letter to each of SLM Corporation and Bidder Y with instructions to provide written indications of interest for a potential transaction no later than Monday, May 10, 2010 (which deadline was later extended upon the request of the bidders). The letter included the draft merger agreement as an exhibit and requested that the indication of interest include a marked copy of the draft merger agreement showing the changes the buyer would require.

On April 27 and April 28, 2010, Citi hosted presentations by company management to Bidder Y and SLM Corporation in New York City.

During discussions among the parties in May 2010, Discover indicated that it required additional time to conduct further diligence prior to pursuing a transaction involving the company.

On May 24, 2010, SLM Corporation delivered a non-binding bid letter proposing a transaction in which SLM Corporation would (i) acquire the company’s FFELP student loan portfolio, other than FFELP loans anticipated to be sold to the Department of Education under its put and participation facility and approximately $1.86 billion of unencumbered FFELP loans (with the FFELP student loan portfolio to be acquired representing approximately $1.009 billion of net tangible assets, with a principal balance of approximately $27.392 billion as of March 31, 2010) for $1.2 billion (representing an approximately 19% premium to the net tangible assets of the FFELP portfolio) or, alternatively, (ii) acquire the servicing rights to all of the FFELP and private student loan assets of the company (other than with respect to approximately $4.24 billion of loans expected to be sold to the Department of Education as described above) for $105 million. SLM Corporation indicated in its bid that it had reviewed the possibility of purchasing the entire company, but that based on its review to date, its evaluation resulted in a whole company valuation representing a significant discount to the company’s market capitalization. SLM Corporation also indicated in its bid that the proposed transaction assumed that CBNA would provide 100% of the financing for the transaction to SLM Corporation through a subordinated unsecured term loan with a proposed interest rate that the company believes was lower than the rate that SLM Corporation would have been able to obtain in the open market. The bid did not include a markup of the draft merger agreement.

On May 28, 2010, Bidder Y delivered a non-binding bid letter proposing a transaction in which Bidder Y would acquire the company’s existing portfolio of private student loans that are not pledged or otherwise encumbered by the company’s asset-backed financing transactions, which we refer to as the Unencumbered Portfolio in this proxy statement, with a face value of $3.99 billion as of March 31, 2010, and all assets associated with the company’s private loan origination and fulfillment platform, including all company-owned technology or other intellectual property related to such operations, which we refer to as the Platform in this proxy statement. Bidder Y proposed to acquire the Unencumbered Portfolio and the Platform for total consideration of 91.5% to 94% of the par value of the Unencumbered Portfolio (including accrued interest). The bid did not include a markup of the draft merger agreement.

Beginning in June 2010, the special committee met regularly (typically weekly) to receive updates on the process from its advisors. During the first week of June, the special committee, Citi and their respective advisors analyzed and discussed the bids from SLM Corporation and Bidder Y and considered the structure, value and implications of the transactions contemplated thereby, including the fact that a significant amount of encumbered private loans, unencumbered FFELP loans and other assets would remain with the company after giving effect to the SLM Corporation and Bidder Y transactions as proposed. Citi and its advisors also continued to explore potential transaction structures that would deliver value to the public stockholders, as required by the special committee, notwithstanding that the bids received did not contemplate such a sale.

On June 11, 2010, the special committee and its advisors met separately with representatives of SLM Corporation and Bidder Y to discuss their respective proposals. During the meetings, each of the potential buyers conveyed to the special committee the benefits of their respective transactions on a standalone basis, and the special committee and its advisors emphasized the committee’s desire for increases in the purchase prices being offered by such parties.

On June 17, 2010, the special committee and Citi met in New York City to discuss the strategic review process and the bids that had been received from SLM Corporation and Bidder Y. Representatives from Moelis, Proskauer, CGMI and Skadden were also in attendance. The CGMI and Moelis teams presented their preliminary financial analyses of the SLM Corporation and Bidder Y bids, including a review of the assets selected for purchase by each of SLM Corporation and Bidder Y and the composition and value of the “excluded” assets that neither bidder had selected for purchase. The special committee and Citi discussed, among other things, their disappointment in the failure of the process to yield any bids for the entire company and the implications for the company’s stockholders of the SLM Corporation and Bidder Y transactions as proposed on a standalone basis. The special committee also reiterated its desire to achieve a transaction that would deliver maximum value to the company’s stockholders.

Following these discussions, the Citi and CGMI teams then presented, in concept, a possible structure for a “combined transaction” intended to deliver maximum value to the company’s stockholders through a whole-company transaction incorporating the SLM Corporation and Bidder Y proposals. The structure contemplated a combined transaction whereby (i) the company would continue to pursue the transactions contemplated by the SLM Corporation and Bidder Y proposals and (ii) Citi would acquire the assets that were “excluded” from the SLM Corporation and Bidder Y proposals. Under this structure, Bidder Y would acquire the company via merger and SLM Corporation and Citi would acquire the applicable assets from the company immediately prior to the merger such that, as of the effective time of such merger, the company would hold only those assets and liabilities proposed to be acquired by Bidder Y. The parties also discussed certain advantages of the proposed structure, including Bidder Y’s desire to retain coverage under certain insurance policies held by the company (which policies would remain in effect following the merger under the proposed structure). Citi did not propose a purchase price for its acquisition of the excluded assets, but indicated that Citi would be prepared to deliver a value to the company that would, in the aggregate, facilitate a sale of the entire company at a price per share for the company’s stockholders that would approach or result in a premium to the company’s then current stock price. At the end of the meeting, the parties agreed that the special committee and its advisors would further evaluate the Citi proposal, that CGMI would continue to negotiate with SLM Corporation and Bidder Y in an effort to increase the value and scope of their respective bids, and that CGMI would continue to pursue any other potential buyers that had not yet submitted a proposal.

On June 21, 2010, Discover delivered a non-binding bid letter proposing an asset purchase transaction in which Discover would acquire the company’s existing $10 billion portfolio of private student loans (including $6 billion in encumbered private loans financed with existing securitization debt and $4 billion in unencumbered private loans that would require new financing) for a purchase price equal to 75% of the book value of the private loans. The special committee and Citi, after consultation with Moelis and CGMI, respectively, reached a collective view that the Discover bid was significantly below the desired range of values. CGMI then notified Discover that Discover’s bid price may not meet the company’s threshold, and encouraged Discover to continue its due diligence review.

On July 7, 2010, representatives of Moelis, Citi and CGMI met with representatives of Bidder Y to discuss the proposal for the combined transaction that the company and Citi discussed at the June 17, 2010 special committee meeting. Representatives of Proskauer and Skadden attended by phone. Representatives of Citi outlined the proposal for the Bidder Y team, including arrangements whereby CBNA would indemnify Bidder Y for “incremental” liabilities it may incur as a result of the proposed merger transaction (when compared with Bidder Y’s proposal to only acquire certain assets of the company). Representatives of Bidder Y indicated that they would further consider the proposed structure and would revert to the working group.

Beginning July 7, 2010, Citi and its advisors began to deliver drafts of the applicable transaction agreements to the special committee and its advisors for comment, with a view to distributing these drafts to SLM Corporation and Bidder Y on an expedited basis. The company also engaged McDermott, Will & Emery, which we refer to as McDermott in this proxy statement, as outside corporate counsel to advise the company in connection with the transaction, including the applicable transaction agreements. Over the next several weeks,

Citi, the company, the special committee and their respective legal and financial advisors had a number of discussions regarding structural matters, pricing mechanics, due diligence issues and drafting points to further refine the drafts of the applicable transaction documents (including the various ancillary agreements) prior to delivery of such drafts to SLM Corporation and Bidder Y. With respect to SLM Corporation, the draft transaction documents included, among others: (i) an asset purchase agreement covering the assets identified in the SLM Corporation bid; (ii) a voting agreement between CBNA and SLM Corporation pursuant to which CBNA would agree to vote in favor of the transaction, subject to certain conditions; (iii) an indemnification agreement between CBNA and SLM Corporation pursuant to which CBNA would indemnify SLM Corporation for certain losses in connection with the structure of the transactions and certain matters related to loan servicing, and SLM Corporation would indemnify CBNA for certain losses caused by SLM Corporation with respect to certain matters related to loan servicing; (iv) servicing and administration agreements among the company, CBNA, SLM Corporation and their respective affiliates; (v) a term loan agreement governing the financing to be provided by CBNA to SLM Corporation as contemplated by SLM Corporation’s non-binding bid letter and (vi) certificates and ancillary documents. For Bidder Y, the transaction documents included, among others: (a) a merger agreement between the company and Bidder Y; (b) a voting agreement between CBNA and Bidder Y pursuant to which CBNA would agree to vote in favor of the merger, subject to certain conditions; (c) an indemnification agreement between CBNA and Bidder Y pursuant to which CBNA would indemnify Bidder Y for certain losses arising from the structure of the transactions (as compared with Bidder Y’s proposed asset acquisition) and certain matters related to loan servicing, and Bidder Y would indemnify CBNA for any losses caused by Bidder Y with respect to certain matters related to loan servicing; (d) a separation agreement between the company and CBNA relating to the treatment of certain agreements among the company and CBNA pursuant to the proposed merger; and (e) certificates and ancillary documents. Citi and its advisors also prepared a draft of the asset purchase agreement (and related ancillary documents) governing the proposed sale of the excluded assets to Citi.

On July 12, 2010, representatives of Bidder Y contacted representatives of Citi to confirm Bidder Y’s interest in proceeding with the transaction that was discussed at the July 7, 2010 meeting.

On July 13, 2010, representatives of Moelis, Citi and CGMI met with representatives of SLM Corporation in New York City to discuss certain matters relating to transaction structure and the terms of the financing that SLM Corporation had proposed would be provided to SLM Corporation by CBNA.

During this time, CBNA, the company, Bidder Y, SLM Corporation, Discover and their advisors continued various discussions regarding certain outstanding due diligence matters.

On July 16, 2010, a draft merger agreement was sent by Skadden to Bidder Y and, on July 18, 2010, a draft asset purchase agreement was sent by CGMI to SLM Corporation.

On July 20, 2010, company management made a presentation to Discover in New York City. During discussions following the presentation, Discover communicated that it would continue its due diligence review.

On July 21, 2010, Skadden delivered to the special committee and its advisors a draft asset purchase agreement governing the proposed sale of the excluded assets to Citi.

During the week of July 26, 2010, representatives of Citi communicated to Discover that Citi would like Discover to consider a merger transaction whereby Discover would acquire all of the equity of the company after the company sells its FFELP student loans, as opposed to an asset purchase whereby Discover would purchase only the private student loan assets of the company (as previously proposed by Discover). Representatives of Citi communicated to Discover that a merger transaction would preserve the value of the insurance covering certain private student loans, and that CBNA would provide a broad indemnification of Discover with respect to any additional liabilities that would accompany the merger transaction. Discover communicated that it would consider the merger structure as it continued its due diligence process.

On July 28, 2010, representatives of the special committee, the company, Citi and each of their respective legal advisors held a telephonic meeting with SLM Corporation and Bingham McCutchen LLP, which we refer to as Bingham in this proxy statement, legal counsel to SLM Corporation, to discuss initial issues and questions in respect of the draft agreements that had been delivered to SLM Corporation.

On July 29, 2010, Skadden delivered a draft of the term loan agreement to SLM Corporation and its advisors.

On August 3, 2010, SLM Corporation delivered revised non-binding bid letters to Moelis. The bid had been updated to take into account the company’s recent securitization of approximately $800 million in FFELP assets, and also to provide a bid for the remaining $1.0 billion in unencumbered FFELP assets held by the company. The revised bid letter relating to the encumbered FFELP loans retained SLM Corporation’s proposal that Citi provide the funding described in SLM Corporation’s initial bid letter and did not revise SLM Corporation’s initially proposed pricing. The bid letter relating to the unencumbered FFELP loans proposed a purchase price of 96.5% of the principal amount, based on obtaining a three-year credit facility from CBNA on the terms described in the bid letter.

On August 10, 2010, Bingham (on behalf of SLM Corporation) delivered a revised draft asset purchase agreement to the company and CBNA.

On August 11, 2010, representatives of Citi and Moelis were notified by representatives of Bidder Y that Bidder Y was terminating discussions with respect to the Bidder Y merger transaction due to certain unrelated Bidder Y transactions requiring Bidder Y’s attention and resources. In response to this development, the special committee and Citi discussed the possibility of accelerating the SLM Corporation transaction on a standalone basis. In addition, the special committee and Citi agreed to contact Discover to determine whether Discover had sufficiently completed its due diligence review and whether Discover was able to deliver a revised proposal to the company and Citi. In the days that followed, representatives of Citi, Moelis and Skadden had various discussions with Discover, Barclays Capital Inc., financial advisor to Discover, and Sidley Austin LLP, counsel to Discover, which we refer to as Sidley in this proxy statement, to outline the combined transaction structure and to assess Discover’s interest in a potential role in the transaction.

On August 13, 2010, at the request of the special committee and Citi, Skadden delivered a draft merger agreement (together with the applicable ancillary agreements) to Discover.

On August 16, 2010, representatives of Barclays Capital Inc. contacted representatives of Citi and CGMI to discuss a proposal by Discover to acquire approximately $10 billion of the company’s private loan portfolio (including $6 billion in encumbered private loans financed with existing securitization debt and $4 billion in unencumbered private loans that would require new financing) at a purchase price in the “mid-eighties” as a percentage of the book value of the private loans in a merger transaction, thereby preserving the insurance covering the private loans. On August 17, 2010, CGMI discussed the proposal with Moelis. CGMI and Moelis determined that the Discover proposal was not within the range of values that had previously been indicated as acceptable to the special committee. This determination was subsequently communicated to Discover, which was encouraged to continue its consideration of the merger transaction, and also to consider reassessing the parameters of its bid, including the mix of loans involved in the transaction, in order to increase the value of its proposal.

On August 20, 2010, Skadden sent a revised draft asset purchase agreement to SLM Corporation.

On August 24, 2010, Discover submitted a revised non-binding bid letter proposing a transaction pursuant to which Discover would acquire all of the equity of the company in a cash merger transaction, whereby at closing the company would hold only certain encumbered private student loans (financed with existing securitization debt) and would have the benefit of the insurance covering the private student loans. Discover would also be indemnified by CBNA for liabilities arising out of or related to the merger transaction structure. Specifically, pursuant to the August 24th proposal, as of the closing of the merger (and after giving effect to separate pre-closing asset sale transactions whereby the company would sell all of its student loans other than those identified by Discover in its bid letter), the company would hold only the following assets and liabilities: (i) the residual interests in three securitized private education loan trusts holding approximately $4 billion of private education loans (financed with approximately $3.3 billion of associated securitization debt); (ii) cash reserves held in the securitization trusts; and (iii) certain fixed assets, including all or a portion of the company’s platform, systems and intellectual property. Discover’s August 24th proposal provided for a purchase price equal to (i) 92% of the sum of (a) the book value at closing of the encumbered private loans included in the securitization trusts and (b) the cash reserves held in the securitization trusts (the sum of (a) and (b) is referred to as the Discover Asset Value in this proxy statement), less (ii) the principal amount of, and accrued but unpaid interest on, the securitization notes associated with the loans.

On August 25, 2010, advisors to the special committee, Citi, SLM Corporation and their respective legal counsel held a meeting at Skadden’s offices in New York City to discuss the SLM Corporation asset purchase agreement and the related ancillary documents (including the servicing agreements, the indemnification agreement and the voting agreement), as well as the term loan agreement covering the financing to be provided to SLM Corporation by Citi.

On August 26, 2010, Citi delivered a preliminary non-binding bid letter to the company to acquire those assets and assume those liabilities that were not included in either of the SLM Corporation or Discover bids, which we refer to as the Excluded Assets and Liabilities in this proxy statement. Based on the assets and liabilities not selected for acquisition or assumption by SLM Corporation or Discover, the Excluded Assets and Liabilities were to include: (i) the unencumbered federally insured loan portfolio (book value as of June 30, 2010 of $1.0 billion); (ii) the portion of the encumbered private loan portfolio that Discover had not selected for acquisition (book value as of June 30, 2010 of $2.0 billion); (iii) the unencumbered private loan portfolio (book value as of June 30, 2010 of $4.1 billion); (iv) any and all non-loan assets to the extent not otherwise included in the assets to be acquired pursuant to the SLM Corporation or Discover bids (aggregate book value as of June 30, 2010 of $0.8 billion); and (v) the assumption by Citi of any and all liabilities of the company, other than those to be assumed by SLM Corporation or to be retained by the company pursuant to the Discover bid (book value as of June 30, 2010 of $1.8 billion).

Pursuant to the August 26th Citi proposal, Citi would pay a purchase price for the Excluded Assets and Liabilities equal to 96.8% of the aggregate book value of the total gross Excluded Assets and Liabilities, which purchase price would, in conjunction with the transactions contemplated by the SLM Corporation and Discover proposals, result in (i) the company being delivered free of indebtedness (other than trade debt) to Discover (after giving effect to the SLM Transaction and CBNA Transaction) and (ii) the company’s stockholders receiving an aggregate of $480 million in cash (or $24.00 per share of company common stock). The proposed $24.00 price per share of company common stock represented a per share premium of 20.1% over the closing trading price of the company common stock as of August 25, 2010. In addition, Citi’s proposal provided that any fees payable (estimated to be approximately $161 million as of August 17, 2010) by the company to CBNA upon early termination of the Omnibus Agreement would be waived by CBNA as part of the transactions. Citi’s bid also indicated that Citi was prepared to provide indemnification with respect to certain matters to be mutually agreed between CBNA and each of SLM Corporation and Discover, without requiring that the company’s minority stockholders establish a reserve to cover any associated costs. In addition, Citi would agree to provide SLM Corporation with the requested seller financing.

On August 27, 2010, Skadden delivered revised drafts of a merger agreement and certain ancillary agreements to Discover reflecting the terms contemplated by the Discover August 24th proposal. Also on August 27, 2010, Bingham (on behalf of SLM Corporation) sent a further revised draft asset purchase agreement to Skadden.

In the ensuing days, representatives of the company, Citi, CGMI, Moelis, Skadden and Proskauer held calls with representatives of SLM Corporation and calls with representatives of Discover to discuss outstanding diligence matters.

On August 31, 2010, at the request of Discover, the company and CBNA entered into an Exclusivity Letter Agreement with Discover with respect to the assets and related liabilities described in Discover’s revised August 24th bid letter. Pursuant to the Exclusivity Letter Agreement, the company and CBNA agreed to exclusively negotiate with Discover with respect to the Discover transaction until the earlier of (i) the execution of definitive agreements to effect the Discover merger transaction and (ii) September 15, 2010 (Discover had initially requested an exclusivity period of 30 days, but Citi and the special committee required that the period be shortened to 15 days).

On September 1, 2010, representatives of Moelis, at the direction of the special committee, contacted representatives of Citi to discuss Citi’s August 26th bid letter. The Moelis representatives communicated to representatives of Citi that the special committee would require a purchase price for the Excluded Assets and Liabilities that implied a value significantly greater than $24.00 per share for the company’s stockholders in the proposed transactions.

On September 2, 2010, the company, SLM Corporation and Discover agreed to certain confidentiality and related provisions to permit the company to share each party’s transaction documents with the other party (such that each of SLM Corporation and Discover would be permitted to review and comment on the Discover and SLM Corporation transaction documents, respectively) without violating the terms of the existing confidentiality agreements with SLM Corporation and Discover.

Between September 2, 2010 and September 5, 2010, the parties continued to exchange and negotiate drafts of the transaction agreements and related documents.

On September 7 and 8, 2010, representatives of SLM Corporation, and, on September 8, 2010, representatives of Discover, met with representatives of Moelis, Proskauer, Citi, CBNA and Skadden at Skadden’s offices in New York City to negotiate the transaction agreements and the related ancillary documents.

On September 9, 2010, Citi submitted a revised non-binding bid letter to the special committee that increased the aggregate purchase price for the Excluded Assets and Liabilities to a price that implied an increase in the aggregate consideration deliverable to the company’s stockholders from $480 million to $540 million, or $27.00 per share of company common stock (a 12.5% increase from Citi’s initial proposal and a premium of 44% over the $18.77 closing trading price of company common stock as of September 8, 2010). The September 9th bid letter also reiterated Citi’s views as to certain advantages of the Citi proposal, including Citi’s agreement to (i) waive approximately $161 million of fees due to CBNA resulting from the early termination of the Omnibus Agreement, (ii) have CBNA provide indemnification with respect to certain matters relating to the purchase agreements between the company and each of Discover and SLM Corporation (without a requirement of the company’s other stockholders to cover their pro rata share of such costs) and (iii) provide certain transition and other post-closing services to Discover and SLM Corporation.

Also on September 9, 2010, Skadden circulated a revised draft of the Discover merger agreement reflecting the September 7th and 8th discussions and incorporating comments of Skadden, Proskauer and McDermott on behalf of Citi, the special committee and the company.

On September 10, 2010, representatives of Moelis, at the direction of the special committee, communicated to representatives of Citi that the special committee would require a purchase price that implied a value significantly greater than the $27.00 per share proposed by Citi on September 9th.

On September 10, 2010, a draft of the asset purchase agreement governing Citi’s purchase of the excluded assets was shared with SLM Corporation and Discover.

Between September 10, 2010 and September 16, 2010, the parties continued to negotiate and exchange drafts of the transaction agreements, ancillary documents and disclosure schedules.

On September 13, 2010, representatives of Citi contacted representatives of the special committee to propose an increased purchase price for the Excluded Assets and Liabilities that would imply a price per share of company common stock of $29.00. In response, representatives of Moelis, at the direction of the special committee, communicated to the Citi representatives that this price was not acceptable to the special committee and that a price in the $30s would be required.

On September 14, 2010, representatives of Citi contacted representatives of the special committee to propose a further increase to the purchase price to be paid by Citi for the Excluded Assets and Liabilities to a level that would result in each stockholder receiving $30.00 per share of company common stock and also indicated that Citi was unwilling to further increase its purchase price.

On the morning of September 15, 2010, the special committee held a meeting at the offices of Moelis. The special committee received a presentation from representatives of Proskauer describing the then-current status of the negotiations among the parties to the transactions, the legal structure of the proposed transactions and the material terms of the then-current drafts of the transaction agreements, and reviewing their fiduciary duties under applicable Delaware law. Representatives of Gleacher then made a presentation of their preliminary financial analyses of the proposed CBNA Transaction. Representatives of Moelis then made a presentation of their preliminary financial analyses of the proposed Discover merger transaction and the CBNA Transaction.

On the afternoon of September 15, 2010, the board of directors of the company held a meeting at the offices of Moelis. The board of directors of the company received a presentation by attorneys from McDermott describing the legal structure of the proposed transactions, reviewing with the board of directors of the company the directors’ fiduciary duties under applicable Delaware law and describing for the directors the actions the board of directors of the company would need to take should it decide to approve the transactions. The board of directors of the company also received a presentation from the special committee discussing the process the special committee undertook in connection with the proposed transactions, and an overview of its negotiations with Discover, SLM Corporation and Citi and the then-current status of the special committee’s negotiations with such parties. Finally, a representative of Proskauer discussed the proposed transactions, including a description of the transactions generally and the conditions, covenants, closing conditions, indemnification obligations, voting agreement, deal protection provisions, consents required and ancillary documents.

On the evening of September 15, 2010, the board of directors of the company held a telephonic meeting. The board of directors of the company received an update from the special committee and Proskauer on the progress of negotiations regarding the transactions.

Later in the evening on September 15, 2010, during the course of discussions relating to the SLM Transaction, the principals determined to exclude from the assets to be acquired by SLM Corporation the company’s interests in the SLC Student Loan Trust 2010-1 and such trust was included in the excluded assets to be purchased by CBNA.

On September 16, 2010, representatives of Citi, Discover, SLM Corporation, their respective legal and financial advisors and Proskauer (on behalf of the special committee) held a series of telephonic meetings to further negotiate and finalize the transaction agreements. Over the course of the day, drafts of the various agreements were circulated to the parties reflecting revisions made in response to the negotiations. Negotiations continued through the night, and early during the morning of September 17, 2010, transaction documents reflecting final agreement among the parties were submitted to the special committee for its review.

During the morning and afternoon of September 16, 2010, the board of directors of the company held two telephonic meetings. At each meeting, the board of directors of the company received an update from the special committee and Proskauer on the progress of negotiations regarding the transactions.

On the afternoon of September 16, 2010, the special committee held a telephonic meeting with its advisors to discuss the progress of the transactions.

During the evening of September 16, 2010, representatives of Discover advised representatives of Citi and the special committee that, based on its ongoing due diligence investigation, Discover was reducing the purchase price contemplated by Discover’s August 24th bid letter from a price based on 92% of the Discover Asset Value to a price based on 91.5% of the Discover Asset Value. As a result of the reduction in the Discover purchase price, the purchase price to be paid by Citi for the Excluded Assets and Liabilities was increased to approximately 99.85% of the book value thereof so as to maintain the $30.00 per share price implied by Citi’s proposal.

During the early morning hours of September 17, 2010, the special committee held a telephonic meeting to review the transaction agreements. At that meeting, after reviewing their financial analysis, representatives of Gleacher delivered Gleacher’s oral opinion, which was subsequently confirmed in writing, that, subject to the limitations and qualifications set forth in the written opinion, the consideration to be paid to the company in the CBNA Transaction is fair to the company from a financial point of view. After reviewing their financial analyses, representatives of Moelis delivered Moelis’ oral opinions, which were subsequently confirmed in writing, that, based upon and subject to the limitations and qualifications set forth in the written opinions, as of September 17, 2010, the consideration to be received by the stockholders of the company (other than Citi and its affiliates) pursuant to the DFS Merger Agreement was fair, from a financial point of view, to such stockholders and that the consideration to be received by the company pursuant to the CBNA Transaction Agreement and the purchase price adjustment agreement was fair to the company from a financial point of view. The special committee unanimously determined that the transaction agreements and the proposed transactions were in the best interest of the stockholders of the company and recommended that the transaction agreements and the proposed transactions be approved by the board of directors of the company.

Shortly after the special committee meeting on the morning of September 17, 2010, the board of directors of the company held a telephonic meeting. The special committee updated the board of directors of the company on its discussions with the various parties to the transactions and discussed the process undertaken by the special committee to evaluate the proposed transactions, the financial analyses and opinions of the financial advisors to the special committee with respect to the DFS Merger and the CBNA Transaction, valuation of the company, the historical and current value of the company’s outstanding securities, the expected future performance of the company, the alternatives available to the company and the consequences of the proposed transactions for the company’s stockholders. The special committee then unanimously recommended to the board of directors of the company that it approve the proposed transactions. The board of directors of the company, upon the special committee’s recommendation, then unanimously approved the transaction agreements, the merger and the proposed transactions.

Following the approval of the transactions by the board of directors of the company, prior to the open of the market on the morning of September 17, 2010, the parties executed the applicable transaction agreements and issued press releases announcing the transactions.

Reasons for the Transactions

The special committee of the board of directors of the company, acting with the advice and assistance of its legal and financial advisors, evaluated (i) the DFS Merger Agreement and the DFS Merger, (ii) the CBNA Transaction Agreement and the CBNA Transaction, (iii) the SLM Transaction Agreement and the SLM Transaction and (iv) the other transaction documents (we refer to these documents, together with the DFS Merger Agreement, the CBNA Transaction Agreement and the SLM Transaction Agreement, in this proxy statement as the Transaction Documents) and the Transactions contemplated thereby.

After careful consideration, the special committee determined that the Transaction Documents (including the DFS Merger Agreement, the SLM Transaction Agreement and the CBNA Transaction Agreement) and the Transactions contemplated thereby are fair to, and in the best interests of, the company and its stockholders. At a telephonic meeting of the special committee held on September 17, 2010, at which all of the directors who serve on the special committee were present, the special committee, among other things, unanimously (i) approved the

Transaction Documents and approved the Transactions, (ii) resolved to recommend that the company’s board of directors approve each of the Transaction Documents and the Transactions and (iii) resolved to recommend that the company’s stockholders adopt the DFS Merger Agreement and approve the DFS Merger Transaction and authorize the SLM Transaction. In the course of reaching its recommendation, the special committee consulted with the company’s management and its financial and legal advisors and considered a number of substantive factors, both positive and negative, and potential benefits and detriments of the Transactions. The special committee believed that, taken as a whole, the following factors supported its decision to approve the Transactions (including the DFS Merger and the CBNA Transaction contemplated by the CBNA Transaction Agreement):

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Consideration. The special committee considered the fact that the merger consideration of $30.00 per share was all cash, which provides certain and immediate value to the company’s stockholders. The special committee also noted that the $30.00 per share merger consideration represented a premium of approximately (i) 41.8% over the closing price on September 16, 2010, (ii) 44.5% over the average closing price over the 30 day period ending on September 16, 2010, (iii) 12.9% over the average closing price between March 23, 2010 (the date the federal health care bill was signed and FFELP was eliminated) and September 16, 2010 and (iv) 2.7% over the average closing price between February 1, 2010 (the date the company publicly announced it had entered into a new omnibus credit facility) and September 16, 2010. The special committee concluded that the $30.00 per share merger consideration was likely the highest price reasonably attainable by the company’s stockholders in a merger or other acquisition transaction or series of transactions.

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Support of Largest Stockholder. The special committee noted the support for the DFS Merger by Citi, the company’s largest stockholder and the indirect beneficial owner of approximately 80% of the company’s shares of common stock, including the fact that Citi was willing to cause CBNA to enter into the CBNA Transaction Agreement and the CBNA Transaction. In addition, the special committee noted that Citi has taken a number of measures in order to facilitate the Transactions, such as indemnifying counterparties in the Transaction Documents, providing financing to SLM Corporation on favorable terms, waiving of omnibus breakage costs that would otherwise be payable by the company and backstopping insurance on certain student loans. The special committee, however, did not determine to structure the DFS Merger to require the approval of at least a majority of the company’s unaffiliated stockholders. This determination was made because the special committee did not believe that Citi had any material interests in the DFS Merger that are different from the interests of the company’s other stockholders generally, as Citi (1) is receiving the same per share consideration as the company’s other stockholders, (2) is not participating in the DFS Merger in any manner different from the company’s other stockholders and (3) will not have any interest in the surviving corporation.

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Completeness of Sale Process; Absence of Other Competitive Offers. The special committee considered the fact that the company had been held as a non-core asset by Citi Holdings for some time and that Citi facilitated a sale process beginning in February 2010. Citi approached approximately six parties, other than SLM Corporation and Discover, regarding their possible interest in an acquisition of the company, none of whom expressed an interest in an acquisition for all or part of the company. In addition, the special committee noted that they believed it was unlikely that another buyer would be in a position to propose a transaction that offered more attractive terms (either in terms of value or certainty of closing) than the DFS Merger.

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Uncertainty of Future Share Price. The special committee noted its familiarity with the regulatory environment in the company’s industry, the company’s business and financial condition, results of operations, marketing prowess, management and competitive position and prospects, as well as current industry, regulatory, economic and market conditions. The special committee also recognized the variability and risks inherent in the company’s industry and that it was difficult to predict the company’s future prospects. In connection with these considerations, the special committee considered the attendant risk that, if the company did not enter into the Transactions, the price that might be received by the company’s stockholders selling their shares in the open market could be less than the merger consideration. The special committee considered the possibility of remaining as a standalone public company. In that regard, the special committee considered the company’s financial forecasts and other long-term initiatives, as well as the effects of recent regulation, the economy and the actions of other participants in the company’s sector on the company. In particular, the special committee noted:

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Private origination of FFELP loans was eliminated in July 2010 and the company was not selected to service federal student loans originated through the new government Direct Lending Program. Accordingly, the company has lost a significant portion of its overall business.

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In the company’s current business plan it is crucial for the company to have uninterrupted access to large amounts of funding. Having such funding is critical because it affects the company’s profitability per loan and its ability to originate new loans. In light of the uncertainty with respect to Citi’s support, there is no assurance that such financing would be available as (i) the company lacks a deposit base that serves as a relatively cheap source of financing and (ii) the company’s current omnibus credit facility with Citi is due and payable on December 30, 2010 and the company has no contingent source of funding.

•	The company’s business plan depends on robust private loan origination and private loan consolidation growth.

•	The company paid dividends of $0.35 per share for each quarter since the first quarter of 2009 after having paid dividends of $1.43 per share for each of the previous eight quarters.

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Financial Forecasts; Future Growth; Related Risks and Uncertainties. The special committee noted the financial forecasts prepared by the company’s management. The special committee considered the fact, however, that the financial forecasts are dependent upon (i) the company having continued access to funding on similar terms as currently in effect, (ii) the company’s ability to successfully implement its growth strategy and (iii) the risk that if the company does not successfully implement such growth strategy, the results contemplated by the financial forecasts might not materialize.

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Opinion of Financial Advisors to the Special Committee with Respect to Merger Consideration. The special committee considered the financial presentation of Moelis and Moelis’ oral opinion, which was subsequently confirmed in writing, that, based upon and subject to the limitations and qualifications set forth in the written opinion, as of September 17, 2010, the consideration to be received by the stockholders of the company (other than Citi and its affiliates) pursuant to the DFS Merger Agreement was fair to such stockholders from a financial point of view.

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Opinion of Financial Advisors to the Special Committee with Respect to CBNA Transaction Consideration. The special committee considered the financial presentation of each of Moelis and Gleacher and the oral opinion of each of them, each of which was subsequently confirmed in writing, that, based upon and subject to the limitations and qualifications set forth in each such written opinion, as of September 17, 2010, the consideration to be received by the company pursuant to the CBNA Transaction Agreement and the purchase price adjustment agreement was fair to the company from a financial point of view.

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Identity of the Buyer. The special committee considered the fact that Discover Bank is a well known player in the industry with revenue of almost $3 billion in 2009 and is a good strategic fit for the company’s continuing business.

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Negotiations of Transaction Documents. The special committee considered the fact that the Transaction Documents were the product of extensive negotiations among the company (through the special committee and its advisors), Citi, Discover, SLM Corporation and the other parties thereto.

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Ability to Consider Alternative Transactions and to Terminate the DFS Merger Agreement. The special committee considered the terms of the DFS Merger Agreement, including the provisions prohibiting the company from soliciting a Competing Proposal from a third party or entering into negotiations or discussions regarding a Competing Proposal unless such proposal meets certain criteria. In that regard, the special committee noted that prior to receipt of stockholder approval the company would be permitted to furnish non-public information to, and engage in discussions and negotiations with, any third party which provides the company with an unsolicited Competing Proposal that the company’s board determines in good faith, after consultation with the company’s outside legal and financial advisors, that such proposal constitutes or would reasonably be expected to result in a Superior Proposal to the DFS Merger. The special committee also noted that, subject to compliance with the terms and conditions of the DFS Merger Agreement and prior to the adoption of the DFS Merger Agreement and approval of the DFS Merger by the company’s stockholders, the company is permitted to terminate the DFS Merger Agreement in order to enter into a definitive acquisition agreement with respect to a superior proposal following payment to Discover Bank of a termination fee. The special committee also noted that the SLM Transaction Agreement contained comparable provisions.

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Ability to Change Recommendation to Stockholders. The special committee noted that prior to the receipt of stockholder approval the company’s board retained the ability to change, withhold, withdraw or modify its recommendation that the company’s stockholders adopt the DFS Merger Agreement and approve the DFS Merger if it has concluded in good faith, after consultation with the company’s outside legal and financial advisors, that the failure to do so would be inconsistent with the fiduciary duties of the company’s board to the company’s stockholders under applicable law. Subject to compliance with the terms of the DFS Merger Agreement, such a right exists only (i) if the company were to receive a proposal that constitutes or would reasonably be expected to result in a Superior Proposal to the DFS Merger or (ii) if an event or circumstance material to the company and its subsidiaries, taken as a whole, that was unknown to the company’s board on September 17, 2010, which event or circumstance becomes known to the company’s board prior to the receipt of stockholder approval. The special committee also noted that the exercise of this right would give Discover Bank the right, to the extent any Change of Recommendation is in response to a Superior Proposal, to terminate the DFS Merger Agreement and require us to pay the termination fee to Discover Bank. The special committee also noted that the SLM Transaction Agreement contained comparable provisions.

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Terms of the Transaction Documents; Conditions to Closing. The special committee considered the terms of the Transaction Documents, including the fact that the completion of the DFS Merger is not subject to any separate financing condition, that CBNA is providing financing to an affiliate of SLM Corporation on terms and conditions acceptable to SLM Corporation and that there are relatively few closing conditions to the Transaction Documents (other than that the closing of each of the Transactions is conditioned upon the closing of each of the transactions contemplated by the DFS Merger Agreement, the CBNA Transaction Agreement and the SLM Transaction Agreement). The special committee noted, however, that there is no assurance that all conditions to the parties’ obligations to complete the Transactions will be satisfied.

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Likelihood of Consummation. The special committee considered the likelihood that the Transactions will be completed, including its expectation that there will not be significant antitrust or other regulatory impediments to the Transactions.

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Lack of Liquidity of the Company’s Shares. The special committee considered the thin trading market and the lack of liquidity of the company’s shares of common stock. Approximately 80% of the company’s common stock is held indirectly by Citi. The special committee believed that the company’s small stock market float could depress the price of the company’s common stock generally to the detriment of all stockholders. The special committee also noted that the DFS Merger would permit all of the company’s stockholders to sell their shares of common stock for the same per share consideration and at what the special committee believed was an attractive price.

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Availability of Dissenters’ Rights. The special committee considered the fact that dissenters’ rights of appraisal would be available to the company’s stockholders under applicable law in connection with the DFS Merger.

The special committee also considered potential risks or negative factors relating to the Transactions, including the following:

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Risk of Non-Completion. The special committee considered the risk that the Transactions might not be completed and the effect of the resulting public announcement of termination of the Transaction Documents on:

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The market price of the company’s common stock. In that regard, the market price could be affected by many factors, including (1) the reason or reasons for which the Transaction Documents were terminated and whether such termination resulted from factors adversely affecting the company; (2) the possibility that, as a result of the termination of the Transaction Documents, the marketplace would consider the company to be an unattractive acquisition candidate; (3) the possible sale of shares of common stock by short-term investors following an announcement of any termination of the Transaction Documents; and (4) the possibility that, as a result of the announcement of the Transactions, the company might lose customers, sales and other business opportunities.

•	The Company’s ability to attract and retain key personnel.

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Possible Disruption of the Company’s Business. The special committee considered the possible disruption to the company’s business that may result from the announcement of the Transactions and the resulting distraction of the attention of the company’s management and employees. The special committee also considered the fact that the DFS Merger Agreement contains certain limitations regarding the operation of the company’s business during the period between the signing of the DFS Merger Agreement and the completion of the DFS Merger. The special committee believed such limitations were customary for merger transactions involving public companies, and were appropriately tailored to the specific requirements of the operation of the company’s business.

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Terms of the Transaction Documents; Conditions to Closing. The special committee considered the terms of the Transaction Documents, including the fact that the closing of each of the Transactions is conditioned upon the closing of each of the transactions contemplated by the DFS Merger Agreement, the CBNA Transaction Agreement and the SLM Transaction Agreement. The special committee noted, however, that there is no assurance that all conditions to the parties’ obligations to complete the Transactions will be satisfied.

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Merger Consideration Taxable. The special committee considered that the receipt of the cash consideration by the company’s stockholders pursuant to the DFS Merger Agreement would be a taxable transaction to them.

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Future Earnings and Growth. The special committee considered the fact that if the DFS Merger is consummated, the company will no longer exist as an independent company and the company’s stockholders will no longer participate in the company’s future earnings and growth. Because of the risks and uncertainties associated with the company’s future growth prospects, the special committee concluded that this detriment was not quantifiable. The special committee further concluded that providing the company’s stockholders the opportunity to sell their shares of common stock at an attractive price now was preferable to remaining as an independent public company in which the holders of the company’s shares would have a speculative potential for future gain.

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Termination Fee. The special committee considered the $24 million or $12 million termination fees that the company might be required to pay in connection with the termination of the DFS Merger Agreement and SLM Transaction Agreement under certain circumstances. The special committee, following consultation with its financial and legal advisors, was satisfied as to the customary nature of such termination fees in transactions such as the DFS Merger and that the size of such fees was generally consistent with comparable transactions. Although the special committee recognized that the termination fee imposes an additional cost to a third-party buyer, the special committee believed that a termination fee of this size would not, in and of itself, unduly deter a third party from making a superior proposal or inhibit the company’s board of directors of the company in evaluating, negotiating, and, if appropriate, terminating the DFS Merger Agreement or the SLM Transaction Agreement and approving a superior proposal with a third party.

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DFS Merger Does Not Require Vote of Majority of Unaffiliated Stockholders. Although Citi is an affiliate of the company, for the reasons discussed above the company did not structure the DFS Merger to require the approval of at least a majority of the company’s unaffiliated stockholders.

The special committee concluded that the potentially negative factors associated with the Transactions were substantially outweighed by the opportunity for the company’s stockholders to realize a premium on the value of their shares of common stock and to monetize their investment in the company. The special committee believed that the Transactions would maximize the immediate value of the shares held by the company’s stockholders and eliminate the inherent uncertainty of the company’s future prospects to the company’s stockholders, which uncertainty could, among other things, result in a diminution in the market value of the company’s shares of common stock. Accordingly, the special committee concluded that the DFS Merger was in the best interests of the company’s stockholders.

In addition to the foregoing, the special committee was aware and considered that its financial and legal advisors have in the past provided and in the future may provide financial or legal services to the company, Citi, Discover Bank, CBNA or SLM Corporation for which they have received, or would expect to receive, compensation. The special committee did not believe that any of these circumstances were material to such advisors or that their ability to render independent advice to the special committee would be adversely impacted thereby. The special committee retained such advisors based upon their experience and expertise.

The foregoing discussion summarizes the material information and factors considered by the special committee in its consideration of the Transactions (including the DFS Merger). The special committee collectively reached the unanimous decision to approve the DFS Merger Agreement in light of the factors described above and other factors that each member of the special committee felt were appropriate. In view of the variety of factors and the quality and amount of information considered, the special committee did not find it practicable to, and did not make specific assessments of, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. Individual members of the special committee may have given different weight to different factors.

Opinions of Financial Advisors to the Special Committee

Opinions of Moelis & Company LLC

At the meeting of the special committee on September 17, 2010, Moelis delivered its oral opinion, which was later confirmed in writing, that, based upon and subject to the limitations and qualifications set forth in the written opinion, as of September 17, 2010, the consideration to be received by the stockholders of the company (other than Citi and its affiliates) pursuant to the DFS Merger Agreement was fair, from a financial point of view, to such stockholders. Moelis also delivered to the special committee its oral opinion, which was later confirmed in writing, that based upon and subject to the limitations and qualifications set forth in the written opinion, as of September 17, 2010, the consideration to be received by the company pursuant to the CBNA Transaction Agreement and the purchase price adjustment agreement was fair, from a financial point of view, to the company.

The full texts of the DFS Merger Opinion, dated September 17, 2010, and the CBNA Transaction Opinion, dated September 17, 2010, which set forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinions, are attached as Annex E and Annex F, respectively, to this proxy statement and are incorporated herein by reference. Stockholders are urged to read Moelis’ written opinions carefully and in their entirety. The following summary describes the material analyses underlying Moelis’ opinions, but does not purport to be a complete description of the analyses performed by Moelis in connection with its opinions. The DFS Merger Opinion is limited solely to the fairness of the consideration to be received by the stockholders of the company (other than Citi and its affiliates) pursuant to the DFS Merger Agreement from a financial point of view as of the date of the opinion and does not address the company’s underlying business decision to effect the DFS Merger, the CBNA Transaction or the SLM Transaction or the relative merits of the DFS Merger, the CBNA Transaction or the SLM Transaction as compared to any alternative business strategies or transactions that might be available to the company. The CBNA Transaction Opinion is limited solely to the fairness of the consideration to be received by the company pursuant to the CBNA Transaction Agreement and the purchase price adjustment agreement from a financial point of view as of the date of the opinion and does not address the company’s underlying business decision to effect the DFS Merger, the CBNA Transaction or the SLM Transaction or the relative merits of the DFS Merger, the CBNA Transaction or the SLM Transaction as compared to any alternative business strategies or transactions that might be available to the company. Moelis’ opinions do not constitute a recommendation to any stockholder of the company as to how such stockholder should vote with respect to the DFS Merger or any other matter. Moelis’ opinions were approved by a Moelis fairness opinion committee.

Moelis, in arriving at its DFS Merger Opinion, among other things:

•	reviewed certain publicly available business and financial information relating to the company;

•	reviewed certain internal information relating to the business, including financial forecasts, earnings, cash flow, assets, liabilities and prospects of the company furnished to Moelis by the company;

•

conducted discussions with members of senior management and representatives of the company concerning the matters described in the first two bullet points above, as well as the business and prospects of the company generally;

•

reviewed publicly available financial and stock market data, including valuation multiples, for the company and compared them with those of certain other companies in lines of business that Moelis deemed relevant;

•

reviewed a draft of the DFS Merger Agreement dated September 17, 2010, a draft of the SLM Transaction Agreement, dated September 17, 2010, and a draft of the CBNA Transaction Agreement, dated September 17, 2010;

•	participated in certain discussions and negotiations among the parties to the DFS Merger Agreement, SLM Transaction Agreement and CBNA Transaction Agreement and their financial and legal advisors; and

•	conducted such other financial studies and analyses and took into account such other information as Moelis deemed appropriate.

Moelis, in arriving at its CBNA Transaction Opinion, among other things:

•	reviewed certain publicly available business and financial information relating to the Acquired Assets and the Other Business Liabilities (as such terms are defined in the CBNA Transaction Agreement);

•	reviewed certain internal information relating to the Acquired Assets and the Other Business Liabilities, including financial forecasts, furnished to Moelis by the company;

•

conducted discussions with members of senior management and representatives of the company concerning the matters described in the first two bullet points above, as well as the Acquired Assets and the Other Business Liabilities generally;

•	reviewed publicly available information for certain assets that Moelis deemed relevant with respect to the Acquired Assets;

•

reviewed a draft of the CBNA Transaction Agreement dated September 17, 2010, a draft of the purchase price adjustment agreement, dated September 17, 2010, a draft of the SLM Transaction Agreement, dated September 17, 2010, and a draft of the DFS Merger Agreement, dated September 17, 2010;

•

participated in certain discussions and negotiations among the parties to the CBNA Transaction Agreement, the purchase price adjustment agreement, the DFS Merger Agreement and the SLM Transaction Agreement and their legal and financial advisors; and

•	conducted such other financial studies and analyses and took into account such other information as Moelis deemed appropriate.

In connection with its review, Moelis did not assume any responsibility for independent verification of any of the information supplied to, discussed with, or reviewed by Moelis for the purpose of its opinions and has, with the consent of the special committee, relied on such information being complete and accurate in all material respects. In addition, at the direction of the special committee, Moelis did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet, or otherwise) of the company (in the case of the DFS Merger Opinion), including the Acquired Assets and the Other Business Liabilities (in the case of the CBNA Transaction Opinion), nor was Moelis furnished with any such evaluation or appraisal. With respect to the forecasted financial information referred to above, Moelis assumed, with the consent of the special committee, that such financial information was reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the company as to the future performance of the company (in the case of the DFS Merger Opinion) and the Acquired Assets and the Other Business Liabilities (in the case of the CBNA Transaction Opinion). In addition, with the consent of the special committee, Moelis did not review individual credit files and, as Moelis is not an expert in the evaluation of loan and lease portfolios for purposes of assessing allowances for losses with respect thereto, assumed that such allowances for losses are not greater than reasonably expected losses.

Moelis’ opinions are necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Moelis as of the date of such opinion, and Moelis assumes no responsibility for updating, revising or reaffirming its opinions based on circumstances, developments or events occurring after the date of such opinion.

DFS Merger Opinion

Selected Companies

Moelis analyzed selected financial information and multiples for the company and two publicly traded companies in the student loan business that were viewed by Moelis as being similar to the company in one or more respects. There are no publicly traded companies which are identical to the company due to the complexity and variation of the company’s businesses. In selecting companies for this analysis, Moelis considered, among other factors, business mix, industry, size and performance of publicly traded companies. These selected companies consisted of:

•	Nelnet, Inc.

•	SLM Corporation

Using publicly disclosed market data as of September 14, 2010, the $30.00 per share cash consideration to be paid to holders of shares of common stock of the company pursuant to the DFS Merger Agreement, publicly disclosed book value and fair value of assets and liabilities information as of June 30, 2010, IBES estimates for the selected companies and forecasts for the company prepared by the management of the company, Moelis then analyzed and compared the company’s operating performance and financial strength to that of the selected companies on the following benchmarks: Price/Book Value (BV), Price/Tangible Book Value (TBV), Price/Fair Book Value (FBV) and Price/Earnings Per Share for 2010 (P/E). The following table summarizes the results of the comparable analysis:

	Price /BV		Price /TBV		Price /FBV		P/E
Selected Companies (September 14, 2010)	1.22	x	1.57	x	0.55	x	6.1	x
The company (September 14, 2010)	0.30		0.30		0.69		8.6
The company ($30.00 per share)	0.46		0.46		1.04		12.9

Discounted Dividends Analysis

Using the company’s projected net income for 2010–2015 provided by the company’s management, Moelis calculated the illustrative present value of the company’s potential dividends for 2010–2015 (assuming the company pays dividends in an amount equal to net income in all years) using a range of discount rates from 14.0% to 18.0%. Moelis then calculated the company’s illustrative terminal value by applying multiples ranging from 5.0x to 13.0x to projected earnings in 2015. The illustrative terminal values were then discounted to present values using a range of discount rates from 14.0% to 18.0%. This discounted dividend analysis indicated implied values per share of the company common stock of $6.50 to $16.09. Moelis performed a similar discounted dividend analysis using the company’s projected dividends for 2010–2015 provided by the company’s management and discount rates ranging from 14.0% to 18.0%, but using an assumed range of perpetuity growth rates in dividends following 2015 of 1.00% to 7.00%. This discounted dividend analysis indicated implied values per share of the company common stock of $7.34 to $18.51.

Purchase Price Premium Analysis

Moelis analyzed the $30.00 per share cash consideration to be paid to holders of shares of common stock of the company pursuant to the DFS Merger Agreement in relation to the closing price of shares of common stock of the company on September 14, 2010, the average market prices of shares of common stock of the company during the one-month period ended September 14, 2010, the average market share prices of shares of common stock of the company during the period beginning March 23, 2010 (the date H.R. 4872, the Health Care and Education Reconciliation Act of 2010, was signed in to law) and ending September 14, 2010 and the average market prices of shares of common stock of the company during the period beginning February 1, 2010 (the date the company announced the terms of the Omnibus Agreement) and ending September 14, 2010.

The following table presents the results of this analysis:

Premium Analysis

Premium to:	SLC Price:	Premium:
Premium to current price (as of September 14, 2010)	$19.92	50.6%
Premium to 1-month average price	$20.95	43.2%
Premium to average price since 3/23/10	$26.67	12.5%
Premium to average price since 2/01/10	$29.31	2.4%

Precedent Purchase Price Premium Analysis

Moelis performed a purchase price premium analysis based upon the premiums paid in all announced acquisitions of U.S. public companies for cash consideration with implied equity values between $250 million and $1 billion in the one year period ending September 7, 2010. For each precedent transaction and the DFS Merger, Moelis calculated the premium per share paid by the acquiror by comparing the announced transaction value per share to the target company’s closing share price: (i) one trading day prior to announcement, (ii) five trading days prior to announcement and (iii) 20 trading days prior to announcement.

The results of this analysis are summarized below:

	One Trading Day Prior	Five Trading Days Prior	20 Trading Days Prior
Median Precedent Purchase Price Premium	22.6%	25.3%	29.3%
DFS Merger	50.6%	59.8%	17.5%

The reasons for and the circumstances surrounding each of the transactions in the precedent purchase price premium analysis were diverse and there are inherent differences in the business, operations, financial conditions and prospects of the company and the companies included in the precedent purchase price premium analysis.

CBNA Transaction Opinion

Moelis performed an implied valuation analysis of the Acquired Assets and the Other Business Liabilities by multiplying (i) the book values of the Acquired Assets and the Other Business Liabilities as of July 31, 2010 as provided by the company’s management by (ii) implied market trading ranges, expressed as percentages of book value, for each of the categories of the Acquired Assets and the Other Business Liabilities. Moelis determined these implied market trading ranges based on its professional judgment and experience, including, for purposes of certain of the loans included in the Acquired Assets, based on Moelis’ analysis of publicly-traded securitized student loans issued by the company which loans were viewed by Moelis as being similar to certain of the acquired loans in one or more respects such as related federal insurance, credit performance, duration and vintage. The results of this analysis are set forth below.

Implied Market Valuation Range
ASSETS
Unencumbered federally insured student loans	97% – 102%
Assumed accrued interests and restricted cash	97% – 102%
Encumbered private education loans	77% – 85%
Assumed accrued interests and restricted cash	77% – 85%
Unencumbered private education loans	82% – 90%
Assumed accrued interests and restricted cash	82% – 90%
Deferred origination and premium costs	0% – 0%
Allowance for loan losses	0% – 0%
Loans held for sale	100%
Cash	100%
Total Other Assets	100%

LIABILITIES
Short-term secured borrowings from DOE participation	100%
Long-term secured borrowings from securitizations	98% – 95%
Deferred income taxes	100%
Total other liabilities	100%

This analysis indicated an implied equity value for the Acquired Assets and the Other Business Liabilities of approximately $5.264 billion to $5.878 billion.

General

The preparation of a fairness opinion is a complex analytical process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Moelis’ opinions. In arriving at its fairness determination, Moelis considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis. Rather, Moelis made its fairness determination on the basis of its experience and professional judgment after considering the results of all of its analyses.

No company or transaction used in the analyses described above for purposes of comparison is directly comparable to the company or the DFS Merger, the CBNA Transaction or the SLM Transaction. In addition, such analyses do not purport to be appraisals, nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because the analyses described above are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, neither the company, nor Moelis or any other person assumes responsibility if future results are materially different from those forecast.

The consideration to be paid in the DFS Merger to the company’s stockholders was determined through negotiations between the special committee and CBNA, and the decision by the special committee to recommend that the board of directors enter into the DFS Merger Agreement was solely that of the special committee. The consideration to be paid to the company in the CBNA Transaction and pursuant to the purchase price adjustment agreement was determined through negotiations between the special committee and CBNA, and the decision by the special committee to recommend that the board of directors enter into the CBNA Transaction Agreement was solely that of the special committee. Moelis acted as financial advisor to the special committee in connection with, and participated in certain of the negotiations leading to, the DFS Merger, the CBNA Transaction, the SLM Transaction and the purchase price adjustment agreement. Moelis did not, however, recommend any specific amount of consideration to the company or the special committee or that any specific amount of consideration constituted the only appropriate consideration for the DFS Merger, the CBNA Transaction, the SLM Transaction or the purchase price adjustment agreement.

Moelis’ opinions were prepared for the use and benefit of the special committee in its evaluation of the DFS Merger, the CBNA Transaction and the SLM Transaction. For the DFS Merger Opinion, Moelis was not asked to address, and its opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of the company, other than the fairness from a financial point of view to the holders of the company common stock (other than Citi and its affiliates). For the CBNA Transaction Opinion, Moelis was not asked to address, and its opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of the company, other than the fairness from a financial point of view to the company of the consideration to be received by the company pursuant to the CBNA Transaction Agreement and the purchase price adjustment agreement.

In addition, in the DFS Merger Opinion, Moelis did not express any opinion as to the fairness of the amount or nature of any compensation to be received by any of the company’s officers, directors or employees, or any class of such persons, in connection with the DFS Merger, the SLM Transaction or the CBNA Transaction, whether relative to the consideration to be received by holders of the company common stock (other than Citi and its affiliates) pursuant to the DFS Merger Agreement or otherwise. In the CBNA Transaction Opinion, Moelis did not express any opinion as to the fairness of the amount or nature of any compensation to be received by any of the company’s officers, directors or employees, or any class of such persons, in connection with the DFS Merger, the SLM Transaction or the CBNA Transaction, whether relative to the consideration to be received by the company pursuant to the CBNA Transaction Agreement and the purchase price adjustment agreement or otherwise.

At the direction of the special committee, Moelis was not asked to, nor did it, offer any opinion as to the material terms of the DFS Merger Agreement, the CBNA Transaction Agreement, the purchase price adjustment agreement or the SLM Transaction Agreement or the form of the DFS Merger, the CBNA Transaction or the SLM Transaction. In rendering its opinions, Moelis assumed, with the consent of the special committee, that the parties to the DFS Merger Agreement, the CBNA Transaction Agreement, the purchase price adjustment agreement and the SLM Transaction Agreement, respectively, will comply with all the material terms of such agreements and that the DFS Merger, the CBNA Transaction and the SLM Transaction will be consummated on the terms set forth in the DFS Merger Agreement, the CBNA Agreement, the purchase price adjustment agreement and the SLM Agreement, respectively, without any modification or amendments thereto. In connection with the CBNA Transaction, the special committee directed Moelis to assume, for purposes of its opinion, that the consideration to be paid by CBNA pursuant to the CBNA Transaction and the purchase price adjustment agreement will be at least $6.4 billion and that Discover Bank will direct CBNA to pay the consideration pursuant to the purchase price adjustment agreement to the company. The special committee did not request that Moelis solicit, and Moelis did not solicit, indications of interest from Discover Bank, SLM Corporation, CBNA or any other person in connection with a possible transaction involving all or any portion of the company; all solicitations were conducted by CBNA and its financial advisors.

Moelis acted as financial advisor to the company in connection with the DFS Merger, the CBNA Transaction and the SLM Transaction and will receive a fee for its services, a significant portion of which is contingent upon the consummation of the DFS Merger, the CBNA Transaction and the SLM Transaction. Moelis also received fees upon delivery of its opinions. In addition, the Company has agreed to indemnify Moelis for certain liabilities arising out of its engagement. Moelis has provided to CBNA and SLM Corporation in the past, is providing to CBNA currently and may provide to the company, Discover Bank, CBNA and SLM Corporation in the future, investment banking and other services unrelated to the DFS Merger, the SLM Transaction or the CBNA Transaction for which Moelis has received in the past and may receive in the future compensation for the rendering of such services. The special committee retained Moelis based upon Moelis’ experience and expertise. Moelis is an investment banking firm with substantial experience in transactions similar to the DFS Merger, the CBNA Transaction and the SLM Transaction. Moelis, as part of its investment banking business, is continually engaged in the valuation of businesses and securities in connection with business combinations and acquisitions and for other purposes. In the ordinary course of business, Moelis, its successors or its affiliates may trade securities of the company, Discover, CBNA or SLM Corporation for their own accounts and the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities.

Opinion of Gleacher & Company Securities, Inc.

The special committee retained Gleacher to render a financial fairness opinion in connection with the sale of certain assets (which we refer to as the CBNA Assets in this proxy statement) to, and the assumption of certain liabilities (which we refer to as the CBNA Liabilities in this proxy statement) by, CBNA in the CBNA Transaction. The special committee selected Gleacher to provide this opinion based on Gleacher’s qualifications, expertise, and reputation as a financial advisor in merger and acquisition and restructuring transactions. At the meeting of the board of directors on September 17, 2010, Gleacher rendered its oral opinion, subsequently confirmed in writing as of the same date, to the effect that, as of such date and subject to the conditions, limitations and qualifications described below, the CBNA Consideration (as defined below) was fair, from a financial point of view, to the company.

The full text of Gleacher’s written opinion, dated as of September 17, 2010, is attached to this proxy statement as Annex G and is incorporated by reference in its entirety into this proxy statement. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Gleacher in connection with rendering its opinion. The summary of the opinion of Gleacher set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. You are encouraged to read the entire opinion carefully. Gleacher’s opinion is directed to the special committee and addresses only the fairness, from a financial point of view, as of the date of the opinion, to the company of the CBNA Consideration. The opinion does not constitute a recommendation to any holder of the company’s common stock as to how such holder should vote with respect to the CBNA Transaction or any other matter, including, without limitation, the SLM Transaction or the DFS Transaction.

In arriving at its opinion, Gleacher, among other things:

•	reviewed certain publicly available financial statements and other publicly available information pertaining to the company;

•	reviewed certain internal financial statements and other financial and operating data concerning the CBNA Assets prepared by the management of the company;

•	analyzed certain financial projections prepared by the management of the company;

•	reviewed the company’s FAS 107 fair value loan model;

•	reviewed representative loan segments, or Replines, generated by the company which summarize several characteristics of groups of similar loans included in the CBNA Assets;

•	discussed the past and current operations and financial condition and the prospects of the CBNA Assets with management of the company;

•	reviewed the draft dated September 16, 2010 of the CBNA Transaction Agreement; and

•	performed such other analyses, studies and investigations and considered such other factors as Gleacher deemed appropriate.

The company originally directed Gleacher to assume, for the purposes of Gleacher’s analysis and opinion, that the purchase price for the CBNA Assets will be 99% of the book value of such assets. In light of changes negotiated in the CBNA Transaction, the company subsequently revised that direction on the morning of September 17, 2010 and instructed Gleacher to assume, for the purposes of Gleacher’s analysis and its opinion, that the purchase price for the CBNA Assets will be 99.85% of the book value of such assets. The special committee further directed Gleacher to assume, for the purposes of Gleacher’s opinion, that the sum of the Purchase Price and the Pre-Closing Adjustment Amount (as such terms are defined in the CBNA Transaction Agreement) paid by CBNA will be at least approximately $6.4 billion (which we refer to as the CBNA Consideration in this proxy statement) and that Discover Bank will direct CBNA to pay the Pre-Closing Adjustment Amount to the company. Gleacher was also informed that, concurrently with the CBNA Transaction, the company intended to consummate the SLM Transaction and the DFS Merger (which, together with the CBNA Transaction, we refer to as the Transactions) and that the company would apply the proceeds from the Transactions and the sale of certain loans held-for-sale to the U.S. Department of Education to the outstanding balance under the omnibus credit agreement. Gleacher was further informed by the company that insurance contracts formerly covering the unencumbered private education loans will not be assigned to CBNA as part of CBNA Transaction; corresponding insurance claims related payments were, therefore, not valued in Gleacher’s analysis.

For the purposes of its opinion, Gleacher assumed and relied upon, without independent verification, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information provided to, reviewed by or discussed with Gleacher. Gleacher assumed, with the company’s consent, that the financial projections provided to Gleacher by or on behalf of the company were reasonably prepared and were consistent with the best currently available estimates and judgments of management as to the future financial performance of the CBNA Assets. Gleacher assumed no responsibility for and expressed no view as to such projections or the assumptions on which they were based, and Gleacher relied upon the assurances of the senior management of the company that they were unaware of any facts that would make the information provided to or reviewed by Gleacher incomplete or misleading.

In preparing its opinion, Gleacher did not perform any independent valuation or appraisal of the assets or liabilities (contingent, derivative, off-balance sheet or otherwise) of the company or its subsidiaries (including, without limitation, the CBNA Assets and the CBNA Liabilities). Gleacher was not furnished with any such valuations or appraisals nor did Gleacher evaluate the solvency or fair value of the company or the CBNA Assets under any state or federal laws or rules, regulations, guidelines or principles relating to bankruptcy, insolvency or similar matters. In addition Gleacher did not assume any obligation to review, nor did it review, any loans or loan files or documents relating to any related transactions.

For the purposes of its opinion, Gleacher assumed, with the company’s consent, that there had not occurred any material change in the assets (including, without limitation, the CBNA Assets), liabilities (including, without limitation, the CBNA Liabilities) financial condition, results of operations, business or prospects of the Company or any of its subsidiaries since the respective dates of the most recent financial statements or other information, financial or otherwise, relating to the CBNA Assets or the CBNA Liabilities made available to Gleacher. In arriving at its opinion, Gleacher assumed that the sale of the CBNA Assets, and the assumption of the CBNA Liabilities, would be consummated in accordance with the terms set forth in the CBNA Transaction Agreement (which Gleacher assumed, with the company’s consent, would not differ materially from the version reviewed by Gleacher) and that all conditions to the CBNA Transaction set forth in the CBNA Transaction Agreement would be timely satisfied and not waived. In addition, Gleacher assumed, with the company’s consent, that any governmental, regulatory or third party consents, approvals or agreements necessary for the consummation of the CBNA Transaction would be obtained without any imposition of a delay, limitation, restriction or condition that would have a material adverse effect on the company, the CBNA Assets or the CBNA Liabilities. Gleacher is not a legal, accounting, regulatory or tax expert and with the company’s consent relied, without independent verification, on the assessment of the company and its advisors with respect to such matters.

Gleacher’s opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to Gleacher as of, September 17, 2010. Although subsequent developments may affect Gleacher’s opinion, Gleacher does not have any obligation to update, revise or reaffirm its opinion.

Gleacher’s opinion addressed only the fairness, from a financial point of view, to the company of the CBNA Consideration. Gleacher’s opinion did not express any view as to the fairness of the CBNA Transaction to, or any consideration of, the holders of any class of securities of the company, creditors or other constituencies of the company or its subsidiaries or any other term of the CBNA Transaction, the other matters contemplated by the CBNA Transaction Agreement or any related agreements, including, without limitation, agreements relating to the SLM Transaction or the DFS Merger. Furthermore, Gleacher’s opinion expressed no opinion with respect to the amount or nature of any compensation to any officers, directors or employees of any party to the CBNA Transaction, the SLM Transaction or the DFS Merger, or any class of such persons relative to the CBNA Consideration or with respect to the fairness of any such compensation. Gleacher’s opinion does not address the underlying business decision of the company to engage in the CBNA Transaction, or the relative merits of the CBNA Transaction as compared to any strategic alternatives that may be available to the company.

Gleacher’s opinion was approved by the Fairness Committee of Gleacher.

Financial Analysis of Gleacher

The following is a summary of the financial analysis performed by Gleacher in connection with the delivery of its oral opinion of September 17, 2010 and the preparation of its written opinion of the same date. This summary includes information presented in tabular format. The tables must be read together with the full text of the summary and alone are not a complete description of Gleacher’s financial analysis. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before September 17, 2010 and is not necessarily indicative of current market conditions.

The CBNA Assets and the Company’s Liabilities

The CBNA Assets analyzed by Gleacher and the book value of those assets as of July 31, 2010 based on information provided by management of the company are as follows:

CBNA Assets being Sold in the CBNA Transaction	Book Value as of July 31, 2010
(in millions)
Federally Insured Student Loans
Internally Serviced FFELP	$258
Externally Serviced FFELP	$811
Private Student Loans
Unencumbered Private Student Loans	$4,064
Securitized Private Student Loans (Value of Residual interest)(1)	$874
Retained B Notes
2007-2 Retained B Notes	$25
2008-1 Retained B Notes	$57
Other Assets
Tax Receivable	$137
Cash and Restricted Cash	$5
Accrued Interest (Unencumbered Loans)	$183
Other Assets(2)	$21

(1)	Represents residual value of securitized private student loans accrued interest ($113 million) and associated restricted cash ($107 million) less associated liabilities ($1.3 billion).
(2)	Other assets include other loans and lines of credit, accounts receivable, accounts receivable (intercompany with VIEs) and other assets. Excludes deferred financing costs.

In addition, the company had approximately $5.6 billion outstanding under the Omnibus Agreement as of July 31, 2010 (after taking into account the application of proceeds from the Transactions and the sale of certain loans held-for-sale to the U.S. Department of Education) and other liabilities of approximately $164 million. Neither SLM Corporation nor Discover Bank have agreed to assume those liabilities in the SLM Transaction or the DFS Merger, respectively.

Net Asset Value

Gleacher performed a net asset value analysis in connection with the preparation and delivery of its opinion to establish the net asset value of the CBNA Assets. For those CBNA Assets indicated under the heading “Other Assets” in the table above, Gleacher used the book value of such assets and liabilities in its net asset value analysis. These book values were derived from the company’s balance sheet as of July 31, 2010, which had been provided to Gleacher by management of the company.

For the Federally Insured Student Loans, the Private Student Loans and the Retained B Notes, Gleacher determined the value of these assets using a discounted cash flow analysis. A discounted cash flow analysis estimates the present value of the applicable asset as a function of its estimated future cash flows over a period of several years. Gleacher obtained the estimated cash flow for the CBNA Assets from the company’s FAS 107 fair value model. Pursuant to Financial Accounting Standard No. 107, or FAS 107, the company is required to disclose the fair value of all of its financial instruments, both assets and liabilities recognized and not recognized on the company’s balance sheet, for which it is practicable to estimate fair value. The company has historically used its fair value loan model to determine the fair values for these assets as disclosed in the footnotes of its audited financial statements. The model uses representative loan segments, or Replines, that are representative of intrinsically similar groups of loan assets to generate the estimated cash flows for the CBNA Assets. Loan characteristics that the Company uses to create Replines include but are not limited to the date of loan origination, loan seasoning, school type, interest rate, and repayment term and forbearance status.

Gleacher then performed a discounted cash flow analysis on the estimated cash flows over the life of each of these Replines under two scenarios, a high value scenario and a low value scenario. For purposes of its discounted cash flow analysis, Gleacher used discount rates of 4.0% and 4.5% for the Internally Serviced Federally Insured Student Loans, 9.0% and 11.0% for the Private Student Loans on the company’s balance sheet and 14.0% and 17.0% for the value of the residual interest in the Securitized Private Student Loans. For the Retained B Notes, Gleacher used rates of LIBOR plus 275 basis points and LIBOR plus 325 basis points for the 2007-2 Retained B Notes and rates of LIBOR plus 300 basis points and LIBOR plus 350 basis points for the 2008-1 Retained B Notes. Gleacher selected these discount rates based on the risk profile of the CBNA Assets and other relevant factors in Gleacher’s judgment. Gleacher applied these discount rates to the projected cash flows for each Repline to determine the present value of such Repline and then aggregated all Replines to determine the total present value of the applicable loan pool or residual interest. For the Externally Serviced Federally Insured Student Loans, in lieu of applying discount rates, Gleacher estimated the high and low values using characteristics of the applicable Replines themselves – 98% and 100% of the outstanding principal balance for par value of these loans, respectively. Because the company did not have sufficient data to develop Replines for the Externally Serviced Federally Insured Student Loans, the company instructed Gleacher to value these loans at the same percentage of par value as the Internally Serviced Federally Insured Loans because the two portfolios are comprised of loans with similar characteristics. In connection with its discounted cash flow analysis, Gleacher also assumed that the Omnibus Agreement would be extended throughout the period applicable to its analysis on terms identical to the current terms.

Based on the discount rate and other assumptions set forth above, the discounted cash flow analysis indicated the following present values for the Federally Insured Student Loans, the Private Student Loans and the Retained B Notes:

Assets	Low Value	High Value	Variance	High Discount Rate	Low Discount Rate
	($ in millions)
Internally Serviced FFELP	$254	$257	1.4%	4.0%	4.5%
Externally Serviced FFELP	$796	$807	1.4%	n/a	n/a

Total FFELP	$1,050	$1,064	1.4%
Unencumbered Private Student Loans	$2,744	$3,026	10.3%	9.0%	11.0%
Securitized Private Student Loans (Value of Residual)	$440	$531	20.8%	14.0%	17.0%

Total Private Student Loans	$3,184	$3,558	11.7%
2007-2 Retained B Notes	$44	$46	4.4%	L+275	L+325
2008-1 Retained B Notes	$48	$50	5.2%	L+300	L+350

Gleacher then aggregated the present values of the Federally Insured Private Loans, the Private Student Loans and the Retained B Notes with the book values of the Other Assets to determine a high and a low scenario for the net asset value of the CBNA Assets. In connection with this analysis, Gleacher assumed, with the company’s consent, that the company’s outstanding indebtedness under the Omnibus Agreement would be reduced by the proceeds from the Transactions and the sale of certain loans held-for-sale to the U.S. Department of Education.

Assets to be Acquired and Company Liabilities	Low Value	High Value
	(in millions)
Federally Insured Student Loans
Internally Serviced FFELP	$254	$257
Externally Serviced FFELP(1)	$796	$807

Total Federally Insured Student Loans	$1,050	$1,064
Private Student Loans
Unencumbered Private Student Loans	$2,744	3,026
Securitized Private Student Loans (Value of Residual interest)(2)	$440	$531

Total Private Student Loans	$3,184	$3,558
Retained B Notes
2007-2 Retained B Notes	$44	$46
2008-1 Retained B Notes	$48	$50

Total Retained B Notes	$92	$96
Other Assets
Tax Receivable	$137	$137
Cash and Restricted Cash(3)	$5	$5
Accrued Interest (Unencumbered Loans)	$133	$144
Other Assets(4)	$21	$21

Total Other Assets	$296	$307
Total Assets(5)	$4,621	$5,025
Company Liabilities
Omnibus Agreement Debt	$5,591	$5,591
Other Liabilities(6)	$164	$164

Total Company Liabilities	$5,754	$5,754
Net Asset Value	$(1,133)	$(730)

(1)	Low and high values estimated using characteristics of internally serviced FFELP loans – 98-100% of par.
(2)	Represents residual value of securitized private student loans – loan assets ($2.0 billion) plus accrued interest ($113 million) and associated restricted cash ($107 million), less associated liabilities ($1.3 billion).
(3)	Restricted cash associated with securitized private student loans included above.
(4)	Other assets include other loans and lines of credit, accounts receivable, accounts receivable (intercompany with VIEs) and other assets. Exclude deferred financing costs.
(5)	Low and high values exclude intangible assets – loan loss reserve, deferred origination and premium costs and deferred financing costs.
(6)	Other liabilities include deferred income taxes, interest payable, disbursements, awaiting payment, accounts payable and other liabilities, accounts payable (intercompany with VIEs), excess interest owed, income taxes payable and tax sharing liability.

Gleacher observed that based on the results of its net asset value analysis, the fair market value of the CBNA Assets under either the low value scenario or the high value scenario did not exceed the CBNA Consideration. Gleacher also observed that the fair market value of the CBNA Assets did not exceed the company’s liabilities that neither SLM Corporation nor Discover Bank have agreed to assume, after taking into account the application of the proceeds of the SLM Transaction and the DFS Merger and the sale of certain loans held-for-sale to the U.S. Department of Education.

General

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Gleacher considered the results of its analysis as a whole and did not attribute any particular weight to any portion of its analysis or factor it considered. Gleacher believes that selecting any portion of its analysis, without considering the analysis as a whole, would create an incomplete view of the process underlying the analysis and opinion. In addition, Gleacher may have given various factors more or less weight than other factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from its analysis described above should not be taken to be Gleacher’s view of the actual value of the CBNA Assets or the consideration to be received by the company in the CBNA Transaction. In performing its analysis, Gleacher made numerous assumptions with respect to industry performance, general business and economic conditions and other matters. Many of these assumptions are beyond the control of the company, the company’s management or Gleacher. Any estimates contained in Gleacher’s analysis are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

Gleacher conducted the analysis described above solely as part of its analysis of the fairness, from a financial point of view, to the company, of the CBNA Consideration and in connection with the delivery of its opinion to the special committee. This analysis does not purport to be an appraisal or to reflect the prices at which the CBNA Assets actually could be bought or sold.

The CBNA Consideration was determined through negotiations between the special committee and CBNA and was recommended by the special committee for approval by the board of directors of the company and approved by the board of directors of the company. Gleacher did not provide financial advisory services to the special committee during these negotiations and did not recommend any specific consideration to the company, the special committee or the board of directors or that any specific consideration constituted the only appropriate consideration to be paid in exchange for the CBNA Assets and the assumption of the CBNA Liabilities.

Gleacher’s opinion and its presentation to the special committee were one of many factors taken into consideration by the special committee and the board of directors in deciding to approve the CBNA Transaction Agreement and the CBNA Transaction. Consequently, the analysis as described above should not be viewed as determinative of the opinion of the special committee or of the board of directors with respect to the consideration to be paid to the company in the CBNA Transaction or of whether the special committee or the board of directors would have been willing to agree to different consideration. The foregoing summary does not purport to be a complete description of the financial analysis performed by Gleacher.

In the ordinary course of business Gleacher and certain of its affiliates may trade the securities of the company or CBNA, for their own account and for accounts of customers, and may at any time hold a long and short position in any such securities.

Pursuant to an engagement letter, Gleacher provided the special committee with a financial fairness opinion in connection with the CBNA Transaction. The company agreed to pay a customary fee to Gleacher in connection with the transaction, which became due and payable following execution of the engagement letter, and no portion of which was contingent upon the consummation of the CBNA Transaction. In addition, the company has agreed to reimburse certain of Gleacher’s expenses and indemnify Gleacher for liabilities relating to or arising out of this engagement. In the two years prior to the date of its opinion, Gleacher has provided no financial advisory services to the company.

Interests of Directors and Management in the Transactions

In considering the recommendation of the company’s board of directors that you vote to approve the authorization of the SLM Transaction and the adoption of the DFS Merger Agreement and the approval of the DFS Merger, you should be aware that some of the company’s directors and executive officers may have interests in the Transactions that are different from or in addition to those of the company’s stockholders generally. In particular, five out of nine directors of the company, namely Vikram A. Atal, Gina Doynow, Richard Garside, Laurie A. Hesslein and Michael J. Reardon, are officers of Citigroup Inc. or one or more of its subsidiaries. The company’s board of directors and the special committee were aware of and considered these potential interests, among other matters, in evaluating the Transactions, and, in the case of the board of directors, in recommending that you approve the authorization of the SLM Transaction and the adoption of the DFS Merger Agreement and the approval of the DFS Merger.

Retention and Severance Program

Each of the company’s executive officers is a participant in the company’s Retention and Severance Program. In connection with the SLM Transaction and the DFS Merger, each of the employees covered by the program, including the company’s executive officers, will receive a transaction award equal to a specified percentage of the employee’s total compensation, which is defined as the sum of the employee’s base salary plus the incentive compensation paid to the employee in respect of performance for the year prior to the year in which the change in control occurs.

The employment of each of the company’s executive officers will continue with the company immediately following the closing of the DFS Merger. For a period of twelve months following the Transactions, the Retention and Severance Program provides that if the company terminates the employment of a covered employee, including the company’s executive officers, without cause or a covered employee terminates his or her employment with the company or its successor for good reason, the employee shall receive the following severance benefits: (i) a lump sum severance payment determined in accordance with the company’s existing separation pay plan, which is based on years of service, and (ii) outplacement services for up to 12 months, not to exceed $15,000.

As a condition to participation in the program, the officers are subject to non-solicitation and other restrictive covenants. Additionally, payment of the transaction award or severance benefits under the program is subject to the execution by the employee of a release waiving certain of his or her rights.

Citigroup Inc. Equity Awards

Each of our executive officers holds Citigroup Inc. equity, equity-based, and/or deferred cash awards. On completion of the DFS Merger, the equity, equity-based, and deferred cash awards held by our employees, including our executive officers, will be treated under the involuntary termination without cause provisions of Citigroup Inc.’s equity compensation plans and programs (except in the case of stock options granted to our employees under the Citigroup Employee Option Grant (CEOG) Program, which will be treated under the qualifying transaction provisions). Therefore, except in the case of stock options granted to our employees under the CEOG Program, the equity, equity-based, and deferred cash awards held by our employees will vest, and the payment of such awards will accelerate, in accordance with, and to the extent provided by, the provisions of Citigroup’s equity plans and program applicable to employees whose employment has been involuntarily terminated.

The following table sets forth, for each executive officer, the estimated amount payable as of the closing date of the DFS Merger, assuming a qualifying termination of each executive officer’s employment upon that date. For purposes of the table, a DFS Merger date of December 31, 2010 and a Citigroup Inc. stock price of $3.95 have been assumed.

	Transaction Award	Cash Severance	Additional Severance Benefits(1)	Accelerated Equity/ Deferred Cash Awards ($)
Michael Reardon	$1,200,000	$230,769	$15,000	$31,322
Joseph Guage	$338,000	$64,615	$15,000	$5,647
Christine Homer	$441,000	$140,000	$15,000	$88,211
Patricia Morris	$445,000	$64,615	$15,000	$87,860
John Vidovich	$437,000	$118,462	$15,000	$87,882
Noelle Whitehead	$169,500	$43,846	$15,000	$1,935
(1)Additional severance benefits are the maximum value of company provided outplacement services.

Certain U.S. Federal Income Tax Consequences of the DFS Merger

The following is a summary of certain U.S. federal income tax consequences of the DFS Merger to U.S. holders (as defined below) of the company’s common stock. The following summary is based upon current provisions of the U.S. Internal Revenue Code of 1986, as amended, Treasury regulations and judicial and administrative authority, each as in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. This summary does not address the consequences of the DFS Merger to holders of the company’s common stock that are not U.S. holders or the consequences of the DFS Merger under any state, local or foreign tax laws. The summary is limited to U.S. holders that hold shares of the company’s common stock as “capital assets” (generally, property held for investment). Further, this summary does not address the tax consequences of the DFS Merger to special classes of U.S. holders, including, but not limited to, tax-exempt organizations, insurance companies, banks or other financial institutions, partnerships or other entities classified as partnerships for U.S. federal income tax purposes, dealers in securities, persons liable for the alternative minimum tax, traders in securities that elect to use a mark-to-market method of accounting for their securities holdings, persons who have acquired shares of the company’s common stock as compensation or otherwise in connection with the performance of services, persons that hold shares of the company’s common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction, and persons whose functional currency is not the U.S. dollar.

Tax consequences may vary depending upon the particular status of a holder. We urge each holder of the company’s common stock to consult its tax advisor as to the particular U.S. federal, state, local, foreign and any other tax consequences of the DFS Merger to such holder.

The discussion in this section is addressed to a holder of the company’s common stock that is a “U.S. holder” for U.S. federal income tax purposes. For this purpose, a U.S. holder is a beneficial owner of the company’s common stock that is for U.S. federal income tax purposes (i) a citizen or individual resident of the United States; (ii) a corporation (or other entity that is taxable as a corporation) created or organized in the United States or under the laws of the United States or of any state (or the District of Columbia); (iii) an estate if the income of such estate falls within the federal income tax jurisdiction of the United States regardless of the source of such income; or (iv) a trust (a) if a United States court is able to exercise primary supervision over its administration and one or more United States persons have the authority to control all of the substantial decisions of the trust, or (b) that has in effect a valid election under applicable Treasury regulations to be treated as a U.S. person.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds the company’s common stock, the U.S. federal income tax consequences relating to the DFS Merger will generally depend upon the status of the partner and the activities of the partnership. If you are treated as a partner in such an entity holding the company’s common stock, you should consult your tax advisor as to the particular U.S. federal income tax consequences of the DFS Merger applicable to you.

The DFS Merger

The receipt of the merger consideration in the DFS Merger by U.S. holders will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. holder will recognize gain or loss equal to the difference between the amount of merger consideration such U.S. holder received in exchange for its shares of the company’s common stock and the U.S. holder’s adjusted tax basis in such shares of the company’s common stock. Such capital gain or loss will be long-term capital gain or loss if the U.S. holder’s holding period for its shares of the company’s common stock exceeds one year at the time of the DFS Merger. Long-term capital gains of non-corporate taxpayers are generally taxed at a lower maximum marginal tax rate than the maximum marginal tax rate applicable to ordinary income. The deductibility of net capital losses by individuals and corporations is subject to limitations.

If a U.S. holder acquired different blocks of the company’s common stock at different times and different prices, such holder must determine its adjusted tax basis and holding period separately with respect to each block of the company’s common stock.

THE SUMMARY OF U.S. FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE IS FOR GENERAL INFORMATION ONLY AND IS BASED ON THE LAW IN EFFECT ON THE DATE HEREOF. HOLDERS OF THE COMPANY’S COMMON STOCK ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES OF THE DFS MERGER TO THEM (INCLUDING THE APPLICATION AND EFFECT OF ANY STATE, LOCAL OR FOREIGN INCOME AND OTHER TAX LAWS).

Regulatory Matters

To complete the SLM Transaction, the company must obtain approval from the U.S. Department of Education and to the extent required, the Straight A Funding LLC conduit administrator, the conduit manager and the liquidity provider under the conduit program. Although the company believes that it will receive the required approval from the U.S. Department of Education and to the extent required, the Straight A Funding LLC conduit administrator, the conduit manager and the liquidity provider under the conduit program, there can be no assurance as to the timing of this approval or as to the company’s ultimate ability to obtain this approval (or any additional consents or approvals which may otherwise become necessary) or that the approval will be obtained on terms and subject to conditions satisfactory to the company and SLM Corporation.

Other than the approval described above, we are not aware of any significant government or regulatory approvals that the company needs to obtain, or waiting periods with which we need to comply, to complete the transactions. If we discover that other approvals or waiting periods are required, we will seek to obtain or comply with them. If any approval or action is needed, however, we may not be able to obtain it. Even if we could obtain the approval, conditions may be placed on it that could cause a party to abandon the SLM Transaction, the DFS Merger or the CBNA Transaction, even if we receive stockholder approval.

Third Party Consents

The ability of the company to close the SLM Transaction is subject to the receipt of consents from various third parties to assign the company’s rights under certain third-party servicer and guarantor agreements. These agreements entitle the company to certain loan issuing and servicing and provide a state-level agency backstop guaranty of federal student loans issued by the company in various states. A number of these agreements require that the necessary consents not be unreasonably withheld and it is not expected that any consents under these agreements will be withheld or will delay the close of the transactions. In addition, the consent of the Straight-A Funding, LLC conduit manager, the conduit administrator and the liquidity provider under the conduit program will be required to effect the transfer of the company’s interest in SLC Conduit I LLC from the company to Bull Run 1 LLC. However, it is not possible to guarantee that these consents will be obtained in a timely manner or at all.

Rating Agency Notice and Confirmation

Completion of the SLM Transaction and the CBNA Transaction is conditioned upon rating agencies not reducing or withdrawing the then-current ratings of the asset-backed notes issued by the various securitization trusts whose ownership interests are being transferred in the SLM Transaction and the CBNA Transaction as a result of such transactions. Although the parties expect to confirm satisfaction of such conditions from the specified rating agencies in a timely and acceptable manner, a substantial delay in response from the rating agencies or the receipt of notice of ratings downgrades or withdrawals from the rating agencies could cause the termination of the SLM Transaction Agreement and, consequently, the DFS Merger Agreement and the CBNA Transaction Agreement, and thus preclude the completion of the transactions contemplated thereby.

Appraisal Rights

Under Delaware law, the company’s stockholders are entitled to appraisal rights in connection with the DFS Merger.

Holders of the shares of company’s common stock can decide to receive, instead of having their shares of the company’s common stock converted into the right to receive the merger consideration, an amount in cash which the Court of Chancery of the State of Delaware determines is the “fair value” of their shares of the company’s common stock, exclusive of any element of value arising from the accomplishment or expectation of the DFS Merger, together with a fair rate of interest, if any, as determined by the court.

These rights are known as “appraisal rights.” If a holder of shares of the company’s common stock wishes to exercise appraisal rights in connection with the DFS Merger, the holder (i) must not vote in favor of the adoption of the DFS Merger Agreement or the approval of the DFS Merger, (ii) must continually be the holder of record of such shares of the company’s common stock through the effective time of the DFS Merger and (iii) must meet the conditions described below.

Section 262 of the DGCL, which sets forth the procedures and requirements for exercising appraisal rights, is set out in full in Annex C. This summary is not meant to be a complete statement of the law relating to appraisal rights, but rather is only a guide for a stockholder who wishes to exercise appraisal rights and is qualified in its entirety by reference to Annex C. Delaware law requires that the company notify stockholders of the company at least 20 days prior to the meeting that they have a right of appraisal and provide stockholders with a copy of Section 262 of the DGCL. This proxy statement constitutes that notice and a copy of Section 262 of the DGCL is attached hereto as Annex C. If stockholders do not follow the procedures set forth in Section 262 of the DGCL, they will lose their appraisal rights.

ALL REFERENCES IN THIS SUMMARY AND IN SECTION 262 OF THE DGCL TO A “STOCKHOLDER” OR TO A “HOLDER” OF SHARES OF THE COMPANY’S COMMON STOCK ARE TO THE RECORD HOLDERS OF THE COMPANY’S COMMON STOCK. A PERSON HAVING A BENEFICIAL INTEREST IN THE COMPANY’S COMMON STOCK HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER OR NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW THE STEPS SUMMARIZED BELOW PROPERLY AND IN A TIMELY MANNER TO PERFECT THE HOLDER’S APPRAISAL RIGHTS.

A holder of shares of the company’s common stock wishing to exercise his or her appraisal rights with respect to the DFS Merger must not vote in favor of adoption of the DFS Merger Agreement and the approval of the DFS Merger. Because a duly executed proxy that does not contain voting instructions will, unless revoked, be voted for the adoption of the DFS Merger Agreement and the approval of the DFS Merger, a holder of shares of the company’s common stock who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the DFS Merger Agreement and the approval of the DFS Merger or abstain from voting on the adoption of the DFS Merger Agreement and the approval of the DFS Merger. A vote against the adoption of the DFS Merger Agreement and the approval of the DFS Merger, in person or by proxy, will not in and of itself constitute a written demand for appraisal satisfying the requirements of Section 262 of the DGCL, and a separate written demand for appraisal is required.

A demand for appraisal must be executed by or on behalf of the holder of record and must reasonably inform the company of the identity of the stockholder of record. The demand must also state that the stockholder intends to demand appraisal of the holder’s company common stock in connection with the DFS Merger.

If the shares of the company’s common stock are owned of record in a fiduciary capacity, including by a trustee, guardian or custodian, the demand should be executed in that capacity, and if the shares of the company’s common stock are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is agent for the owner or owners.

A record holder such as a broker who holds shares of the company’s common stock as nominee for several beneficial owners may exercise appraisal rights with respect to the shares of the company’s common stock held for one or more beneficial owners while not exercising these rights with respect to the shares of the company’s common stock held for other beneficial owners; in this circumstance, however, the written demand should set forth the number of shares of the company’s common stock as to which appraisal is sought and, where no number of shares of the company’s common stock is expressly mentioned, the demand will be presumed to cover all shares of the company’s common stock held in the name of the record owner. Holders of the company’s common stock who hold their shares of the company’s common stock in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

HOLDERS OF SHARES OF THE COMPANY’S COMMON STOCK MUST SEND ALL WRITTEN DEMANDS FOR APPRAISAL UNDER SECTION 262 OF THE DGCL TO THE STUDENT LOAN CORPORATION, 750 WASHINGTON BOULEVARD, STAMFORD, CONNECTICUT 06901, ATTENTION: CORPORATE SECRETARY. THE COMPANY MUST RECEIVE WRITTEN DEMANDS FOR APPRAISAL UNDER SECTION 262 OF THE DGCL BEFORE THE DFS MERGER AGREEMENT IS VOTED UPON AT THE SPECIAL MEETING.

Within 10 days after the date the DFS Merger becomes effective, the company must notify each holder of shares of the company’s common stock who has complied with Section 262 of the DGCL, and has not voted in favor of the adoption of the DFS Merger Agreement and the approval of the DFS Merger, as of the date that the DFS Merger has become effective.

Within 120 days after the date the DFS Merger becomes effective, but not thereafter, the company or any holder of shares of the company’s common stock who has complied with Section 262 and is entitled to appraisal rights under Section 262 of the DGCL may file a petition in the Court of Chancery of the State of Delaware, which we refer to as the Court of Chancery in this proxy statement, with a copy served on the company in the case of a petition filed by a stockholder, demanding a determination of the fair value of the company’s common stock of all such stockholders. The company will have no obligation to file a petition, and the company has no present intention to cause such a petition to be filed. Accordingly, it is the obligation of stockholders seeking appraisal rights to initiate all necessary action to perfect appraisal rights within the time prescribed in Section 262 of the DGCL.

Within 120 days after the DFS Merger becomes effective, any holder of shares of the company’s common stock who has complied with the requirements for exercise of appraisal rights under Section 262 of the DGCL will be entitled, upon written request, to receive from the company, a statement setting forth the aggregate number of shares of the company’s common stock not voted in favor of the adoption of the DFS Merger Agreement and the approval of the DFS Merger and with respect to which demands for appraisal have been received and the total number of holders of these shares of the company’s common stock. If a holder of shares of the company’s common stock timely files a petition for an appraisal, the Court of Chancery is empowered to conduct a hearing on this petition to determine those holders who have complied with Section 262 of the DGCL and who have become entitled to appraisal rights thereunder. The Court of Chancery may require the holders of shares of the company’s common stock who demanded appraisal of their shares to submit their stock certificates to the Register in Chancery of the Court of Chancery for notation of the pending appraisal proceeding. If any stockholder fails to comply with its direction, the Court of Chancery may dismiss the proceedings as to the stockholder.

After determining the holders entitled to appraisal, the Court of Chancery will appraise the “fair value” of the shares of the company’s common stock held by such holders, exclusive of any element of value arising from the accomplishment or expectation of the DFS Merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. Stockholders considering seeking appraisal should be aware that the fair value of shares of the company’s common stock, as determined in an appraisal proceeding under Section 262 of the DGCL, could be more than, the same as or less than the merger consideration they would receive under the DFS Merger if they did not seek appraisal of their shares of the company’s common stock, and that investment banking opinions as to fairness from a financial point of view are not necessarily opinions as to fair value under Section 262 of the DGCL.

The court may determine the cost of the appraisal action and may allocate the costs among the parties as the court deems equitable. However, costs do not include attorneys’ and expert witness fees. Each party must bear its own expenses of the proceeding, although the court may order that all or a portion of the expenses incurred by any stockholder in connection with an appraisal, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all of the shares of the company’s common stock entitled to an appraisal.

Any holder of shares of the company’s common stock who duly demands appraisal in compliance with Section 262 of the DGCL will not, after the date the DFS Merger becomes effective, be entitled to vote the holder’s shares of the company’s common stock for any purpose or be entitled to the payment of dividends or other distributions on those shares other than dividends or other distributions payable to holders of record as of a record date prior to the effective date of the DFS Merger.

If any stockholder who demands appraisal of shares of the company’s common stock under Section 262 of the DGCL fails to perfect, or effectively withdraws or loses, the holder’s right to appraisal, the shares of such stockholder will be converted into the right to receive the merger consideration under the DFS Merger, without interest.

A stockholder will lose the right to appraisal if the stockholder does not file a petition for appraisal within 120 days after the date the DFS Merger becomes effective, or if the stockholder delivers to the company a written withdrawal of a demand for appraisal and an acceptance of the DFS Merger. However, any attempt to withdraw a demand for appraisal made more than 60 days after the date the DFS Merger becomes effective will require the written approval of the company and, once a petition for appraisal is filed, an appraisal proceeding may not be dismissed as to any stockholder absent court approval.

A HOLDER OF SHARES OF THE COMPANY’S COMMON STOCK MAY LOSE APPRAISAL RIGHTS IF THE HOLDER FAILS TO FOLLOW THE STEPS REQUIRED BY SECTION 262 OF THE DGCL.

We note in connection with the foregoing discussion of appraisal rights, that CBNA has agreed that its shares of the company’s common stock will be voted in favor of the adoption of the DFS Merger Agreement and the approval of the DFS Merger. See “THE SPECIAL MEETING — The Voting and Support Agreement” beginning on page 25 of this proxy statement.

Pursuant to the DFS Indemnification Agreement (described below), CBNA has agreed to indemnify Discover Bank against any losses arising as a result of any appraisal proceedings in connection with the DFS Merger.

Financing of the Transactions

SLM Corporation has advised the company that it and Bull Run 1 LLC have entered into a term loan agreement with CBNA pursuant to which CBNA will provide a senior secured term loan facility in an amount up to $1.2 billion to Bull Run 1 LLC to finance the SLM Transaction. SLM Corporation will guarantee the obligations of Bull Run 1 LLC as the borrower pursuant to the term loan agreement. The term loan facility will be fully funded at closing and have a five-year term.

Discover Bank has advised the company that it will finance the aggregate merger consideration to be paid in connection with the DFS Merger through available cash.

Litigation

On September 20, 2010, the company, its directors, CBNA and Citigroup Inc. were named as defendants in a putative class action lawsuit filed in the Delaware Court of Chancery, purportedly brought on behalf of the public common stockholders of the company to enjoin the SLM Transaction, the DFS Merger and the CBNA Transaction. This action is entitled Kahn v. The Student Loan Corporation, et al., C.A. No. 5832-VCL (Del. Ch.). The complaint alleges, among other things, that the individual defendants and CBNA breached their fiduciary duties by failing to maximize the value to be received by the company’s stockholders and that Citigroup Inc. aided and abetted the other defendants’ breaches of fiduciary duties. The complaint seeks, among other things, declaration of the action as a properly maintainable class action, preliminary and permanent injunctive relief against the consummation of the Transactions by the defendants, compensatory damages and costs and disbursements.

On September 23, 2010, the company, its directors, Discover Financial Services and Citigroup Inc. were named as defendants in a putative class action lawsuit filed in the Superior Court of the State of Connecticut, purportedly brought on behalf of the public common stockholders of the company seeking injunctive relief against the SLM Transaction, the DFS Merger and the CBNA Transaction. This action is entitled Zengel v. The Student Loan Corporation, et al., Docket No.: FST-CV10-6006764-S (Conn. Sup. Ct.). The complaint alleges, among other things, that the individual defendants and the company breached their fiduciary duties by failing to maximize the value to be received by the company’s stockholders and that Discover Financial Services and Citigroup Inc. aided and abetted the other defendants’ breaches of fiduciary duties. The complaint seeks, among other things, preliminary and permanent injunctive relief against the consummation of the Transactions and an order holding the defendants jointly and severally accountable for damages and costs and disbursements.

On September 24, 2010, the company, its directors, CBNA and Citigroup Inc. were named as defendants in a putative class action lawsuit filed in the Delaware Court of Chancery, purportedly brought on behalf of the public common stockholders of the company to enjoin the SLM Transaction, the DFS Merger and the CBNA Transaction. This action is entitled Electrical Workers Pension Fund, Local 103, I.B.E.W. v. Atal, et al., C.A. No. 5849-VCL (Del. Ch.). The complaint alleges, among other things, that the individual defendants, CBNA and Citigroup Inc. breached their fiduciary duties by failing to maximize the value to be received by the company’s stockholders and by failing to make sufficient disclosures to the public regarding the Transactions. The complaint seeks, among other things, declaration of the action as a properly maintainable class action, preliminary and permanent injunctive relief against the consummation of the Transactions by the defendants, compensatory damages and costs and disbursements.

On October 6, 2010, the company, its directors, CBNA, Citigroup Inc., Discover Financial Services, Discover Bank and Academy Acquisition Corp. were named as defendants in a putative class action lawsuit filed in the Delaware Court of Chancery, purportedly brought on behalf of the public common stockholders of the company to enjoin the SLM Transaction, the DFS Merger and the CBNA Transaction. This action is entitled Electrical Workers Pension Fund, Local 103, I.B.E.W. v. The Student Loan Corporation, et al., C.A. 5875- (Del. Ch.). The complaint alleged, among other things, that the individual defendants, CBNA and Citigroup Inc. breached their fiduciary duties of good faith, loyalty and due care by seeking to effectuate a self-dealing transaction in which the company’s stockholders will be cashed out and will not receive fair consideration for their shares. The complaint further alleged that Discover Financial Services, Discover Bank and Academy Acquisition Corp. aided and abetted the individual defendants, CBNA and Citigroup Inc. in breaching their fiduciary duties by entering into the DFS Merger Agreement. The complaint seeks, among other things, declaration of the action as a properly maintainable class action, preliminary and permanent injunctive relief against the consummation of the Transactions by the defendants, and reasonable attorneys’ and experts’ fees and costs. On October 7, 2010, the plaintiff in this case filed a Notice and Proposed Order of Dismissal. This case is closed.

On October 15, 2010, the plaintiffs in the Connecticut action filed a first amended class action complaint in the Superior Court of the State of Connecticut against the same defendants named in their original complaint alleging, among other things, that the individual defendants and the company breached their fiduciary duties by failing to maximize the value to be received by the company’s stockholders and by failing to make sufficient disclosures to the public regarding the Transactions in its preliminary proxy statement. The first amended class action complaint further alleges, among other things, that Discover Financial Services and Citigroup Inc. aided and abetted the other defendants’ breaches of fiduciary duties. The plaintiffs in this action seek the same relief as requested in their original complaint.

On October 18, 2010, the plaintiffs in the two pending Delaware actions filed a verified consolidated amended class action and derivative complaint against the company’s directors, Citigroup Inc. and CBNA. The complaint alleges that the individual defendants breached their fiduciary duties by failing to maximize the value to be received by the company’s stockholders and by failing to make sufficient disclosures to the public regarding the Transactions in the preliminary proxy statement and that Citigroup Inc. and CBNA breached their fiduciary duties as purported controlling shareholders of the company. This action is now entitled In re The Student Loan Corporation Litigation, Consol. C.A. No. 5832-VCL (Del. Ch.). The plaintiffs in the consolidated Delaware action seek the same relief as requested in the earlier filed Delaware complaints.

THE SLM TRANSACTION AGREEMENT

The following is a summary of the material provisions of the SLM Transaction Agreement, a copy of which is attached as Annex A to this proxy statement. You should refer to the full text of the SLM Transaction Agreement for the complete details of the SLM Transaction and the terms and conditions of the SLM Transaction Agreement.

Explanatory Note Regarding the Summary of the SLM Transaction Agreement

The SLM Transaction Agreement and this summary of its terms have been included with this proxy statement to provide you with information regarding the terms of the SLM Transaction Agreement. Factual disclosures about the company contained in this proxy statement or in the company’s public reports filed with the Securities and Exchange Commission may supplement, update or modify the provisions regarding factual disclosures about the company contained in the SLM Transaction Agreement. In your review of the representations and warranties contained in the SLM Transaction Agreement and described in this summary it is important to bear in mind that the representations and warranties have been negotiated with the principal purposes of establishing the circumstances in which a party to the SLM Transaction Agreement may have the right not to close the SLM Transaction if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the SLM Transaction Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from that generally applicable under federal securities laws and in some cases have been qualified by disclosures that were made by each party to the other, which disclosures are not reflected in the SLM Transaction Agreement. For the foregoing reasons, you should not rely on the representations and warranties contained in the SLM Transaction Agreement as statements of factual information.

Purchase of Assets

Pursuant to the SLM Transaction Agreement, Bull Run 1 LLC, a wholly owned subsidiary of SLM Education Credit Finance Corporation, will purchase from the company (i) its ownership interest in certain specified trust certificates evidencing the residual interest in certain securitized portfolios of FFELP loans and (ii) its limited liability company interest in SLC Conduit I LLC and related assets.

Simultaneously with purchasing these assets, SLM Corporation, SLM Education Credit Finance Corporation or Sallie Mae, Inc., as applicable, will assume various duties and obligations of the company associated with the purchased trust certificates, SLC Conduit I LLC and the related assets, including the payment in full of all outstanding subordinated loans of SLC Conduit I LLC.

Purchase Price

As consideration for the purchase of assets and assumption of liabilities described above, Bull Run 1 LLC will pay the sum of the Certificate Purchase Price and the Conduit Purchase Price (each as defined in the SLM Transaction Agreement) in cash to the company as of the closing and repay an existing subordinated loan between SLC Conduit I LLC and the company. The aggregate amount payable at closing by SLM Corporation will be estimated prior to the closing and will be subject to a post-closing adjustment between SLM Corporation and CBNA.

Assumption of Securitization Duties

SLM Education Credit Finance Corporation and Sallie Mae, Inc. will assume, to the extent practicable, various roles related to the servicing and administration of the securitization trusts and the loans backing the trusts and limited repurchase obligations for breaches of representations and warranties regarding the loans backing the trusts. The servicer under each securitization trust processes loan payments, provides customer service to borrowers, pursues delinquencies, and engages in other tasks associated with servicing loans.

As part of the SLM Transaction, the company and CSD, the existing subservicer for each securitization trust, will terminate their existing subservicing agreements, and the company will enter into new subservicing agreements with Sallie Mae, Inc. as the new subservicer. To facilitate Sallie Mae, Inc.’s transition into the subservicer role, Sallie Mae, Inc. will enter into a sub-subservicing agreement with CSD, under which, for an interim period, CSD will assist Sallie Mae, Inc. as subservicer. CSD, in turn, will enter into a cooperation agreement with the company and CBNA that will require CSD, the company and CBNA to continue their previous, collaborative relationship with respect to servicing the loans owned by the securitization trusts during the interim period until Sallie Mae, Inc. can fully assume its subservicing duties and obligations.

Sallie Mae, Inc. will also assume certain administration duties for each securitization trust. To effect these obligations, Sallie Mae, Inc. will enter into new sub-administration agreements with the company under which Sallie Mae, Inc. will assume nearly all of the company’s responsibilities as administrator. Sallie Mae, Inc. will enter into sub-sub-administration agreements with CSD, under which, for an interim period, CSD will assist Sallie Mae, Inc.’s transition into its new role as sub-administrator. CSD, in turn, will enter into a cooperation agreement with the company and CBNA that will require both CSD, the company and CBNA to continue providing administrative services until Sallie Mae, Inc. can fully assume its sub-administrative duties and obligations.

For each trust securitization FFELP loan, SLM Education Credit Finance Corporation will assume the company’s obligations, as seller under each securitization trust’s master terms purchase agreement, to repurchase loans out of trusts for breaches of representations and warranties made about the loans at the time the loans were sold to the trusts. CBNA, in turn, will indemnify SLM Corporation for certain losses relating to such loans under an indemnification agreement in circumstances where SLM Corporation or its affiliates do not have the right to require CBNA to purchase a participation interest in such loans pursuant to a makewhole and participation agreement. In the alternative, under a makewhole and participation agreement, CBNA has agreed to purchase a participation interest in such loans in the event that SLM Education Credit Finance Corporation is required to repurchase loans out of trusts. Under the indemnification agreement, CBNA will also indemnify SLM Corporation and its affiliates for losses due to pre-closing activities by the company and CSD.

Purchase of Funding Note Issuer

Under the SLM Transaction Agreement, Bull Run 1 LLC will purchase the company’s entire membership interest in SLC Conduit I LLC. SLC Conduit I LLC, also referred to as the “funding note issuer,” is a Delaware limited liability company which was established as a special purpose entity for the sole purpose of financing FFELP loans through Straight-A Funding, LLC, an asset-backed commercial paper conduit facility backed by a liquidity agreement with the Federal Financing Bank, an instrumentality of the U.S. government, and a Put Agreement with the U.S. Department of Education. SLC Conduit I LLC obtained funding from Straight-A Funding, LLC by issuing a funding note that was collateralized by FFELP loans which SLC Conduit I LLC purchased from the company.

Assumption of Conduit Duties

Sallie Mae, Inc. will assume certain roles related to the administration of SLC Conduit I LLC and to the servicing of the loans held by SLC Conduit I LLC. Subject to approval by the U.S. Department of Education (and, to the extent required, the Straight-A Funding, LLC conduit administrator, the conduit manager and the liquidity provider under the conduit program), the funding note purchase agreement will be amended and restated to allow Sallie Mae, Inc. to assume the role of SPV Administrator, whose primary functions generally relate to the administration of SLC Conduit I LLC. Sallie Mae, Inc. will enter into an SPV sub-administration agreement with CSD pursuant to which CSD will continue to provide administrative services until Sallie Mae, Inc. can assume such duties. CSD will enter into a cooperation agreement with the company and CBNA whereby the company and CBNA will assist CSD with its duties as SPV sub-administrator during this interim period.

Subject to approval by the U.S. Department of Education (and, to the extent required, the Straight-A Funding, LLC conduit administrator, the conduit manager and the liquidity provider under the conduit program), SLC Conduit I LLC will install Sallie Mae, Inc. as master servicer of the FFELP loans owned by SLC Conduit I LLC. Sallie Mae, Inc. and CSD will enter into a subservicing arrangement whereby CSD will subservice the FFELP loans until Sallie Mae, Inc. can fully assume such duties. CSD will enter into a cooperation agreement with the company and CBNA whereby the company and CBNA will assist CSD with its duties as subservicer during this interim period. In addition, subject to the approval of the U.S. Department of Education (and, to the extent required, the Straight-A Funding, LLC conduit administrator, the conduit manager and the liquidity provider under the conduit program), SLM Education Credit Finance Corporation will replace the company as the sponsor of SLC Conduit I LLC’s participation in the Straight-A Funding, LLC conduit program.

Representations and Warranties

The SLM Transaction Agreement contains customary representations and warranties by the company, SLM Corporation and their related parties, including representations and warranties that:

•

the company and related seller parties have administered, operated and maintained the FFELP loan program in such manner as to ensure that such program and the applicable loans will benefit, in all material respects, from FFELP, the guarantee agreements related thereto and the federal program of reimbursement for FFELP student loans pursuant to the Higher Education Act of 1965, as amended, which we refer to as the Higher Education Act in this proxy statement;

•	the company is and has been in good standing with the U.S. Department of Education and has timely submitted all annual audit and other reports required by the Higher Education Act;

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neither the company nor any related seller party is in default under, or in material breach of, any provision of any agreement relating to (i) certain securitization trusts, (ii) student loans sold to SLC Conduit I LLC, or (iii) any private loans owned or at one time owned by a private securitization trust;

•	the company and related seller parties hold good and marketable title to certain assets and will transfer good and marketable title of such assets free and clear of all liens;

•	the company and related seller parties are in compliance with laws and other procedures with respect to origination activities;

•	SLC Conduit I LLC is not in default under, or in material breach of, any provision of any agreement relating to a private securitization trust; and

•	the company and related seller parties affirm the accuracy of a number of representations and warranties related to certain trust student loans and loans sold to SLC Conduit I LLC.

The SLM Transaction Agreement contains customary representations and warranties by SLM Corporation and Bull Run 1 LLC.

The representations and warranties of the company, SLM Corporation and the related parties have customary materiality and knowledge qualifiers.

Covenants

Conduct of Business Pending the Closing and Other Covenants

The company agreed that, subject to certain exceptions, between the signing and the earlier of the closing or the date, if any, on which the SLM Transaction Agreement is terminated, the business of the company and its subsidiaries, to the extent relating to the assets to be acquired under the SLM Transaction Agreement, will be conducted only in the ordinary course of business and in a manner consistent with past practice in all material respects.

Additionally, the company, on behalf of itself and certain of its subsidiaries, has agreed, subject to certain exceptions, to customary restrictive covenants during the period from the date of the SLM Transaction Agreement until the closing or termination of the SLM Transaction Agreement, including not to:

•

effect any new securitization transactions, or amend, modify or waive in any material respect any term of any outstanding securitization transaction or any securitization document or any contract, arrangement, commitment or understanding relating to the conduit program to the extent relating to (i) the acquired assets, (ii) the applicable FFELP loans held by certain securitization trusts or loans sold to SLC Conduit I LLC, in each case being acquired by Bull Run 1 LLC or (iii) the depositor;

•

sell or dispose of any loans to the extent relating to the assets to be acquired under the SLM Transaction Agreement or FFELP loans held by certain securitization trusts or loans sold to SLC Conduit I LLC, except pursuant to certain existing commitments;

•

modify or amend in any material respect any provisions of any contract, commitment, arrangement or understanding, or amend, waive, modify or consent to the early termination of any material rights thereunder;

•

terminate any trustee, servicer, subservicer or administrator or similar party under any contract to the extent relating to the assets to be acquired under the SLM Transaction Agreement or FFELP loans held by certain securitization trusts or loans sold to SLC Conduit I LLC, except to the extent required under the terms of any of the securitization basic documents; or

•

offer borrowers of student loans any borrower incentive programs not (i) required by the Higher Education Act, or (ii) in effect with respect to the related student loans on or before the date the data tape was delivered.

In addition, all parties to the SLM Transaction Agreement have agreed to cooperate with each other and to use their respective reasonable best efforts to consummate the transactions as promptly as practicable.

No Solicitation of Competing Proposals

Subject to its fiduciary obligations, the company’s board of directors is obligated to recommend the authorization of the SLM Transaction to the company’s stockholders, and the company is obligated to take, in accordance with applicable laws and the company’s charter and bylaws, all actions necessary to convene a meeting of the stockholders to vote on the SLM Transaction.

Except as otherwise provided in the SLM Transaction Agreement, the company and its subsidiaries are obligated not to and are obligated to cause their directors, officers, employees, agents or representatives not to, directly or indirectly:

•

solicit, initiate, assist or knowingly facilitate or encourage the making of any Competing Proposal (as defined below) or any inquiry, offer or proposal that could reasonably be expected to lead to any Competing Proposal;

•

enter into, engage or participate in, or continue any negotiations regarding any Competing Proposal or any inquiry, proposal or offer that could reasonably be expected to lead to, any Competing Proposal;

•

other than in the ordinary course of business consistent with past practice and not in connection with any Competing Proposal, furnish to any person or group (other than SLM Corporation and its affiliates) any non-public information relating to the company or any of its subsidiaries (provided that the company may furnish information with respect to the DFS Merger to Academy Acquisition Corp. and may furnish information with respect to the CBNA Transaction to CBNA);

•	engage or participate in discussions with any person with respect to any Competing Proposal or any proposal, inquiry or offer that could reasonably be expected to lead to any Competing Proposal; or

•

approve, endorse or recommend or publicly announce an intention to approve, endorse or recommend, or enter into any letter of intent or similar document relating to any Competing Proposal or any inquiry, offer or proposal that could reasonably be expected to lead to, any Competing Proposal (other than as contemplated by the CBNA Transaction and the DFS Merger).

However, prior to the authorization of the SLM Transaction by the requisite approval by the company’s stockholders, if the company receives an unsolicited, bona fide written Competing Proposal that (i) did not result from a violation of the terms of the SLM Transaction Agreement and (ii) the board of directors of the company (upon the recommendation of the special committee) determines in good faith, after consultation with the company’s outside legal and financial advisors, that such Competing Proposal constitutes, or would reasonably be expected to result in, after taking certain steps set forth in the SLM Transaction Agreement, a Superior Proposal (as defined below) or an Alternate Superior Proposal (as defined below), then the company may, at any time prior to the receipt of the requisite approval by the company’s stockholders, take the following actions:

•

furnish non-public information with respect to the company and its subsidiaries to the third party making such Competing Proposal, if, and only if, such information has been previously or is contemporaneously provided to SLM Corporation and prior to so furnishing such information, the company receives from the third party an executed confidentiality agreement with terms no less favorable in the aggregate to the third party than the confidentiality agreement between the company and SLM Corporation is to SLM Corporation;

•	engage or participate in discussions or negotiations with such third party with respect to the Competing Proposal; and

•

in the case of a Competing Proposal that constitutes or would reasonably be expected to result in an Alternate Superior Proposal, engage in discussions or negotiations with CBNA and Discover Bank with respect to the Competing Proposal.

Neither the board of directors of the company nor any committee thereof will (i) change, qualify, withdraw or modify, or publicly propose to change, qualify, withdraw or modify its recommendation, (ii) approve or recommend, or publicly propose to approve or recommend, any Competing Proposal or (iii) exempt any person from any state takeover law, except as provided or permitted by the SLM Transaction Agreement.

If prior to the receipt of the requisite approval by the company’s stockholders, either:

•	the company receives an unsolicited Superior Proposal or an unsolicited Alternate Superior Proposal and the company has complied with its obligations under the SLM Transaction Agreement, or

•

other than in connection with a Competing Proposal, the board of directors of the company (upon the recommendation of the special committee) determines in good faith, in response to the occurrence of a Seller Intervening Event (as defined below) and after consultation with outside legal and financial advisors, that the failure of the board of directors of the company to effect a Change of Recommendation would be inconsistent with the fiduciary duties of the board of directors of the company to the company’s stockholders under applicable law, then, subject to certain conditions, prior to the receipt of the requisite approval by the company’s stockholders, the board of directors of the company may effect a Change of Recommendation.

Solely with respect to this summary of non-solicitation of Competing Proposals under the SLM Transaction Agreement, the following terms have the meanings set forth below:

“Competing Proposal” means any proposal or offer from any person or group of persons other than SLM Corporation and its affiliates to effect: (i) any direct or indirect acquisition or purchase, in any single transaction or series of related transactions, by any such person or group, of 15% or more of the fair market value of the acquired assets; (ii) any direct or indirect acquisition or purchase by any person or group of persons of 15% or more of the total outstanding voting securities of the company or any of its subsidiaries; (iii) any tender offer or exchange offer (including through the filing with the Securities and Exchange Commission of a Schedule TO), as defined pursuant to the Securities Exchange Act of 1934, as amended, that if consummated, would result in any person or group beneficially owning 15% or more of the company’s common stock or (iv) any merger, consolidation, business combination, recapitalization, issuance of or amendment to the terms of outstanding stock or other securities, liquidation, dissolution or other similar transaction involving the company as a result of which any person or group acting in concert would acquire assets or securities or interests described in clause (i), (ii) or (iii) above.

“Seller Intervening Event” means an event or circumstance material to the company and its subsidiaries, taken as a whole (other than any event or circumstance resulting from a breach of the SLM Transaction Agreement by the company or its subsidiaries or any breach of any of the related transaction documents), that was unknown to the board of directors of the company on the date the SLM Transaction Agreement was signed, which event or circumstance becomes known to the board of directors of the company prior to the receipt of the requisite approval by the company’s stockholders; provided, however, that (i) in no event shall the receipt, existence or terms of a Competing Proposal (or any proposal or inquiry to acquire any of the assets to be purchased under the CBNA Transaction or the company assets that will remain in the company after the closing under the DFS Merger Agreement), or any inquiry or matter relating thereto or consequence thereof, constitute a Seller Intervening Event, (ii) in no event shall events or circumstances arising from the announcement or the existence of, or any action taken by either party pursuant to and in compliance with the terms of, the SLM Transaction Agreement or the related transaction documents constitute a Seller Intervening Event and (iii) in no event shall any increase in the market price of the company’s common stock, in and of itself, constitute a Seller Intervening Event (provided that the event or circumstance underlying such increase in the market price of the company’s common stock shall not be excluded, and may be taken into account, in determining whether there is a Seller Intervening Event).

“Superior Proposal” means any unsolicited, bona fide written Competing Proposal (except the references in clauses (i), (ii) and (iii) of the definition thereof to “15%” shall be replaced by “80%” and the reference in clause (i) of the definition thereof to “acquired assets” shall be replaced by “all assets of the company”) that (A) is on terms that the board of directors of the company (upon the recommendation of the special committee) determines in good faith, after consultation with outside financial and legal advisors and consideration of all relevant factors, would, if consummated, result in a transaction that is more favorable from a financial point of view to the holders of the company’s common stock than the transactions contemplated by the SLM Transaction Agreement and the other related SLM Transaction documents (taking into account any binding proposal to amend the terms of the SLM Transaction Agreement, the CBNA Transaction Agreement, the DFS Merger Agreement and/or any of the transaction documents related thereto), and (B) is reasonably capable of being completed on the terms set forth in the proposal within a reasonable period of time, taking into account all financial, legal, regulatory and other aspects thereof.

“Alternate Superior Proposal” means any unsolicited, bona fide written Competing Proposal of the type set forth in clause (i) of the definition of “Competing Proposal” (except the references in clause (i) thereof to “15%” shall be replaced by “100%”) that (A) is on terms that the board of directors of the company (upon the recommendation of the special committee) determines in good faith, after consultation with outside financial and legal advisors and consideration of all relevant factors, would, if consummated, result in a transaction that is more favorable from a financial point of view to the holders of the company’s common stock than the transactions contemplated by the SLM Transaction Agreement and the other related SLM Transaction documents (taking into account any binding proposal to amend the terms of the SLM Transaction Agreement, the CBNA Transaction Agreement, the DFS Merger Agreement and/or any of the transaction documents related thereto), (B) is reasonably capable of being completed on the terms set forth in the proposal within a reasonable period of time, taking into account all financial, legal, regulatory and other aspects thereof, and (C) would, if consummated, not result (I) in any person other than CBNA acquiring the assets being sold in the CBNA Transaction Agreement in accordance with the terms and conditions of the CBNA Transaction Agreement (as in effect immediately prior to the announcement of or the company’s receipt of such Competing Proposal) and the transaction documents related thereto and (II) in any person other than Discover Bank (and its affiliates) consummating the DFS Merger in accordance with the terms and conditions of the DFS Merger Agreement (as in effect immediately prior to the company’s receipt of such Competing Proposal) and the transaction documents related thereto.

Non-Solicitation of Employees

From the date of the SLM Transaction Agreement until the 18 month anniversary of the closing date of the SLM Transaction, neither SLM Corporation nor any of its affiliates may, without the prior written consent of the company, directly or indirectly solicit for employment any employee of the company that SLM Corporation or its subsidiaries either met in person in connection with SLM Corporation’s due diligence investigation or negotiation and execution of the SLM Transaction Agreement or work with directly after the closing in connection with servicing of certain student loans. In addition, until the six month anniversary of the closing date of the SLM Transaction, neither SLM Corporation nor any of its affiliates will conduct any recruitment events such as job fairs that are targeted at groups of employees of the company. However, SLM Corporation or any of its affiliates may (i) hire persons who are referred by search firms or employment agencies or similar entities (so long as such entities have not been instructed to solicit the employees of the company) or persons who respond to a general solicitation or advertisement that is not specifically directed to the employees of the company, and (ii) solicit or hire any person who, at the time of such solicitation or hiring, is not an employee of the company.

Related Transaction Documents

The company may not, without the prior written consent of SLM Corporation and Bull Run 1 LLC, (i) amend, modify or waive any provision of the CBNA Transaction Agreement, the DFS Merger Agreement or any of the ancillary documents thereto in a manner that would reasonably be expected to materially adversely affect SLM Corporation’s rights or obligations or materially delay the closing date of the SLM Transaction, or (ii) terminate the DFS Merger Agreement or the CBNA Transaction Agreement under the mutual termination provisions by the mutual written agreement of the company and the applicable counterparty.

DFS Merger Restructuring

In the event the DFS Merger Agreement is terminated (i) the company will be permitted to discuss with CBNA the possibility of entering into a transaction pursuant to which CBNA would acquire the assets Discover Bank would have acquired pursuant to the DFS Merger in a transaction that delivers value directly to the company’s stockholders and (ii) in the event that the company and CBNA desire to revise the existing CBNA Transaction Agreement or enter into a different agreement to provide for a substitute merger transaction, each of the parties to the SLM Transaction Agreement will use its reasonable best efforts to revise the SLM Transaction Agreement and any other transaction document to provide for the consummation of such substitute merger transaction as promptly as reasonably practicable.

Release

At the closing of the SLM Transaction, SLM Corporation has agreed to release the company and its affiliates (excluding CBNA) for certain claims and liabilities arising prior to the closing of the SLM Transaction, including without limitation, claims and liabilities related to acts or omissions and related to the purchase of assets and the assumption of liabilities described above, subject to certain exceptions. The company and its affiliates (including Discover Bank but excluding CBNA) have also agreed to a similar release of SLM Corporation and its affiliates.

Conditions to the SLM Transaction

The obligations of the company, SLM Corporation, Bull Run 1 LLC, Sallie Mae, Inc., SLM Education Credit Finance Corporation, CBNA, CSD and SLC Student Loan Receivables I, Inc., as applicable, to consummate the SLM Transaction, are subject to the satisfaction or waiver by mutual agreement of the parties (and with respect to the company, upon recommendation of the special committee), to the extent permitted by applicable law, of customary closing conditions, including the following, as applicable:

•	the company’s stockholders authorizing the SLM Transaction at the special meeting; and

•	no governmental authority having taken any action which has the effect of making the SLM Transaction illegal or otherwise prohibiting the consummation of the SLM Transaction.

The obligations of SLM Corporation, Bull Run 1 LLC, Sallie Mae, Inc. and SLM Education Credit Finance Corporation to consummate the SLM Transaction are also subject to the satisfaction or waiver of certain additional closing conditions, including the following:

•

subject to certain limitations, the representations and warranties of each of the company and CBNA set forth in the SLM Transaction Agreement and the other related SLM Transaction documents being true and correct at, and as of, the closing date with the same force and effect as if made at, and as of, the closing date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specified period of time, which need only be true and correct as of such date or with respect to such period), except where the failure of such representations and warranties to be true and correct would not reasonably be expected to have a material adverse effect;

•

subject to certain limitations, the company and CBNA having performed and complied in all material respects with all agreements and covenants required by the SLM Transaction Agreement and the other related SLM Transaction documents to be performed or complied with by such party at or prior to the closing;

•

since the signing, there not being: (i) an event whereby the company is no longer eligible to act or has been terminated as servicer for the trust student loans to be acquired by Bull Run 1 LLC; (ii) “gross claim rejects,” as set forth in the company’s report of operations, exceeding 30 basis points in the last full quarter prior to the closing; or (iii) any receiver or conservator being appointed for CBNA or for all or any substantial part of its property;

•

the receipt of certain third party consents (including from the U.S. Department of Education) and rating agency confirmations, and the satisfaction or waiver of all applicable notice conditions, if, and to the extent, required in connection with the SLM Transaction; and

•

CBNA confirming in writing to SLM Corporation that all conditions necessary to its obligations to fund under the term loan agreement have been satisfied or waived, and that CBNA will fund the loans under the term loan agreement.

The obligation of the company and CBNA to consummate the SLM Transaction is also subject to the satisfaction or waiver of the following additional closing conditions:

•

subject to certain limitations, the representations and warranties of SLM Corporation and its related parties set forth in the SLM Transaction Agreement and the other related SLM Transaction documents being true and correct at, and as of, the closing date with the same force and effect as if made at, and as of, the closing date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specified period of time, which need only be true and correct as of such date or with respect to such period), except where the failure of such representations and warranties to be true and correct would not reasonably be expected to have a material adverse effect;

•

SLM Corporation and its related parties having performed and complied in all material respects with all agreements and covenants required by the SLM Transaction Agreement and the other related SLM Transaction documents to be performed or complied with by such party at or prior to the closing;

•	the closing of the CBNA Transaction having occurred or occurring concurrently with the closing of the SLM Transaction;

•	the parties to the DFS Merger Agreement being in a position to close the DFS Merger immediately following the closing of the SLM Transaction; and

•

the receipt of certain third party consents (including from the U.S. Department of Education) and rating agency confirmations, and the satisfaction or waiver of all applicable notice conditions, if, and to the extent, required in connection with the SLM Transaction.

Any or all of the conditions that have not been satisfied may be waived by the relevant party (other than conditions that are required by law, such as, for example, approval of the SLM Transaction Agreement by the company’s stockholders, certain regulatory approvals and the absence of injunctions enjoining the SLM Transaction). Waiver of any condition by the company requires the approval of the special committee and, in certain circumstances, the approval of CBNA or Discover Bank. Even if the company’s stockholders authorize the SLM Transaction, we cannot assure you that the SLM Transaction, the DFS Merger or the CBNA Transaction will be completed.

Closing Date

The parties have agreed that the closing date will not occur before December  1, 2010.

Termination

The SLM Transaction Agreement may be terminated by either party thereto at any time before the closing if:

•	there is mutual written consent of each of SLM Corporation and the company;

•

the SLM Transaction has not been consummated on or before March 31, 2011, which date may be extended (i) to April 30, 2011 if all conditions have been satisfied but certain consents, governmental approvals or rating agency confirmations have not been obtained or the CBNA Transaction Agreement or DFS Merger Agreement termination dates are extended or (ii) if it would be later than March 31, 2011, four months following a definitive agreement for a substitute merger transaction, in the event of a substitute merger transaction; provided that certain conditions have been met; and provided, further, that the party seeking to terminate the SLM Transaction Agreement shall not have breached in any material respect its obligations thereunder, which breach proximately caused the failure to consummate the transactions on or before such date;

•

any governmental authority of competent jurisdiction has issued an order or taken any other action prohibiting the SLM Transaction, and such order or other action has become final and nonappealable (provided that the party seeking to terminate the SLM Transaction Agreement has complied in all material respects with its obligations to make the appropriate filings and obtain the necessary consents);

•	the requisite approval by the company’s stockholders has not been obtained; or

•

either (i) the CBNA Transaction Agreement has been terminated or (ii) the DFS Merger Agreement has been terminated and CBNA and the company have not entered into a definitive agreement relating to a substitute merger transaction within 45 days of the termination of the DFS Merger Agreement.

The SLM Transaction Agreement may also be terminated by SLM Corporation at any time before the closing if:

•	the company or any related party has breached its covenant to not solicit a competing proposal and such breach is not cured within five business days after such notice;

•

subject to certain conditions, the company or any related party has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements set forth in the SLM Transaction Agreement, which breach or failure to perform (i) would result in a failure of a condition set forth in the SLM Transaction Agreement and (ii) cannot be cured by the termination date, provided notice was delivered 45 days prior to termination; or

•	the company effects a Change of Recommendation in response to a Superior Proposal (each as defined in the SLM Transaction Agreement).

The SLM Transaction Agreement may also be terminated by the company at any time before the closing if:

•

subject to certain conditions, SLM Corporation has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements set forth in the SLM Transaction Agreement, which breach or failure to perform (i) would result in a failure of a condition set forth in the SLM Transaction Agreement and (ii) cannot be cured by the termination date provided notice was delivered 45 days prior to termination; or

•

upon the recommendation of the special committee, the company or its subsidiaries simultaneously enters into a binding written agreement to effect a Superior Proposal in accordance with the terms of the SLM Transaction Agreement, with the effectiveness of such notice of termination being contingent on the company’s payment of the termination fee.

The company must pay SLM Corporation a termination fee of $12 million if:

•

the company terminates the SLM Transaction Agreement and the company or any of its subsidiaries simultaneously enters into a binding written agreement to effect a Superior Proposal upon the recommendation of the special committee, with the effectiveness of such notice of termination being contingent on the company’s payment of the termination fee (in addition, pursuant to the voting and support agreement, upon the consummation of the transaction contemplated by such binding written agreement to effect a Superior Proposal, CBNA will also pay to each of SLM Corporation and Discover Bank 25% of its profits from the sale or transfer of any securities pursuant to the Superior Proposal); or

•

SLM Corporation terminates the SLM Transaction Agreement if the company effects a Change of Recommendation in response to a Superior Proposal (in addition, pursuant to the voting and support agreement, upon the consummation of the transaction contemplated by the Superior Proposal, CBNA will also pay to Discover Bank and SLM Corporation 25% of its profits from the sale or transfer of any securities pursuant to the Superior Proposal).

The company must pay SLM Corporation a termination fee of $24 million if:

•

a Competing Proposal that constitutes a “Qualifying Transaction” under the SLM Transaction Agreement has been proposed or publicly disclosed and the company or SLM Corporation subsequently terminates the SLM Transaction Agreement because the SLM Transaction is not consummated by March 31, 2011, as such date may be extended pursuant to the terms of the SLM Transaction Agreement and, concurrently with or within 12 months of such termination, any Qualifying Transaction is consummated or the company or any of its affiliates enters into any letter of intent, agreement in principle or contract with respect to a Qualifying Transaction (provided that if at the time of such payment Discover Bank is entitled to a payment from the company under analogous circumstances, then the company will pay to each of SLM Corporation and Discover Bank a termination fee of $12 million and, provided, further, that, pursuant to the voting and support agreement, CBNA will also pay to SLM Corporation and Discover Bank 25% of its profits from the sale or transfer of any securities pursuant to any Qualifying Transaction entered into or consummated within 12 months of such termination);

•

an Alternate Superior Proposal has been proposed or publicly disclosed and the SLM Transaction Agreement is terminated by the company or SLM Corporation because (i) the SLM Transaction is not consummated by March 31, 2011, as such date may be extended pursuant to the terms of the SLM Transaction Agreement and the party terminating the SLM Transaction Agreement is not (subject to the conditions thereof) in material breach thereof, which breach proximately caused the failure to consummate the SLM Transaction on or before such date or (ii) the company has failed to obtain the requisite approval by the company’s stockholders of the SLM Transaction (in the event that such termination occurs following a Change of Recommendation in response to an Alternate Superior Proposal and the company has failed to obtain the requisite approval by the company’s stockholders of the SLM Transaction, pursuant to the voting and support agreement, CBNA will also pay to SLM Corporation 50% of its profits from the sale or transfer of any securities pursuant to any transaction entered into or consummated by the company within 12 months of such termination (however, if a termination fee is payable to both SLM Corporation and Discover Bank, then 25% of CBNA’s profits will be payable to each));

•

the SLM Transaction Agreement is terminated due to the prior termination of either (i) the CBNA Transaction Agreement or (ii) the DFS Merger Agreement, where (A) Discover Bank terminated the DFS Merger Agreement due to the company’s material breach or failure to perform in any material respect any of its representations, warranties, covenants or other agreements set forth in the DFS Merger Agreement, which breach or failure to perform would result in a failure of certain conditions that cannot be cured prior to March 31, 2011, as such date may be extended pursuant to the terms of the DFS Merger Agreement and (B) CBNA and the company have not entered into a definitive agreement relating to a substitute merger transaction within 45 days of the termination of the DFS Merger Agreement; or

•

the SLM Transaction Agreement is terminated due to (i) the failure of the SLM Transaction to be consummated by March 31, 2011, as such date may be extended pursuant to the terms of the SLM Transaction Agreement, the party terminating the SLM Transaction Agreement is not (subject to the conditions thereof) in material breach of the SLM Transaction Agreement, which breach proximately caused the failure to consummate the SLM Transaction before such date and (ii) there had previously occurred a willful breach by the company of the other transaction agreement.

Pursuant to the voting and support agreement, CBNA must pay SLM Corporation a termination fee of $24 million if:

•

subject to certain limitations, the SLM Transaction Agreement is terminated due to (i) the failure of the SLM Transaction to be consummated by March 31, 2011, as such date may be extended pursuant to the terms of the SLM Transaction Agreement, the party terminating the SLM Transaction Agreement is not (subject to the conditions thereof) in material breach of the SLM Transaction Agreement, which breach proximately caused the failure to consummate the SLM Transaction before such date or (ii) the prior termination of the CBNA Transaction Agreement or the DFS Merger Agreement, in each case, as a result of the termination of or failure to close the CBNA Transaction (provided, that if at the time of such payment both SLM Corporation and Discover Bank are entitled to a payment from CBNA under analogous circumstances, then CBNA will pay to each of SLM Corporation and Discover Bank a fee of $18 million and, provided, further, that no fees will be payable to SLM Corporation or Discover Bank if such fees, together with any termination fee payable under the SLM Transaction Agreement or the DFS Merger Agreement, as applicable, would exceed $24 million).

The company must pay SLM Corporation an amount equal to 120% of the aggregate amount of out-of-pocket fees and expenses of SLM Corporation, not to exceed $4 million, if:

•

a termination fee is not otherwise payable under the SLM Transaction Agreement and the SLM Transaction Agreement is terminated due to (i) the failure of the SLM Transaction to be consummated by March 31, 2011, as such date may be extended pursuant to the terms of the SLM Transaction

Agreement, the party terminating the SLM Transaction Agreement is not (subject to the conditions thereof) in material breach of the SLM Transaction Agreement, which breach proximately caused the failure to consummate the SLM Transaction before such date and the only conditions that were not satisfied were conditions that by their nature can only be satisfied as of the closing of the SLM Transaction, or (ii) the prior termination of the CBNA Transaction Agreement or the DFS Merger Agreement.

The Ancillary Agreements

The SLM Indemnification Agreement

The following is a summary of the material provisions of the SLM Transaction-related indemnification agreement, which we refer to as the SLM Indemnification Agreement in this proxy statement, a copy of which is attached as Exhibit B to Annex A to this proxy statement. You should refer to the full text of the SLM Indemnification Agreement for the complete details, terms and conditions of the SLM Indemnification Agreement.

General

On September 17, 2010, concurrently and in connection with the execution of the SLM Transaction Agreement, CBNA and SLM Corporation entered into the SLM Indemnification Agreement pursuant to which, among other things, CBNA and SLM Corporation have agreed to indemnify each other for certain liabilities and losses arising in connection with the transactions contemplated by the SLM Transaction, the DFS Merger, the CBNA Transaction and the resulting servicing and administration relationships between the company, CBNA and SLM Corporation. CBNA entered into the SLM Indemnification Agreement in order to facilitate SLM Corporation entering into the SLM Transaction Agreement with the company without requiring the company’s stockholders to be responsible for any indemnification obligations.

CBNA has agreed to indemnify SLM Corporation for liabilities and losses incurred by SLM Corporation, its affiliates and their respective representatives, which we refer to as the SLM parties in this proxy statement, that result from, arise out of or relate to, among other things (i) breaches by CBNA and the company and their affiliates of their representations and warranties contained in the SLM Transaction Agreement and the related agreements, (ii) breaches of covenants contained in the SLM Transaction Agreement or any other transaction agreement, by CBNA and its affiliates and the company or (iii) with respect to certain obligations, liabilities, activities actions or events occurring or arising on, or prior to, the closing date of the SLM Transaction or, under certain circumstances, thereafter.

For additional information about the indemnification obligations of CBNA, see Exhibit B to Annex A to this proxy statement.

SLM Corporation has agreed to indemnify CBNA for liabilities and losses incurred by CBNA, its affiliates and their respective representatives, which we refer to as the CBNA parties in this proxy statement, that result from, arise out of or relate to, among other things, (i) breaches by the SLM parties of their respective representations and warranties contained in the SLM Transaction Agreement, (ii) breaches by the SLM parties or any of their respective affiliates of their respective covenants or agreements contained in the SLM Transaction Agreement or any other transaction agreement or (iii) with respect to periods from and after the conversion date under the SLM Transaction Agreement, the duties and obligations of Sallie Mae, Inc. contained in the applicable servicing or administration agreement.

For additional information about the indemnification obligations of SLM Corporation, see Exhibit B to Annex A to this proxy statement.

Survival and Limitations

The indemnification obligations of CBNA and SLM Corporation under the SLM Indemnification Agreement generally survive the closing for a period of 18 months, with respect to breaches of representations and warranties contained in the SLM Transaction Agreement, and until the closing of the SLM Transaction, with respect to the covenants and agreements contained in the SLM Transaction Agreement, except where performance is contemplated after the closing by a provision’s terms; however, the obligations of CBNA to indemnify the SLM parties for breaches of (i) certain fundamental representations and warranties relating to the organization and ability of the company to enter into the SLM Transaction Agreement and complete the transactions contemplated thereby survive for a period of three years from the closing of the SLM Transaction; (ii) certain representations and warranties relating to the student loans in the securitization trusts survive until the later of one year after termination of the applicable securitization trust and the fifth anniversary of the closing date of the SLM Transaction; (iii) certain representations and warranties relating to the student loans originating under the conduit program survive until the later of one year after the termination of the conduit program and the fifth anniversary of the closing date of the SLM Transaction; (iv) certain claims for indemnification for taxes and tax losses shall survive until the expiration (giving effect to any valid extensions, waivers and tolling periods) of the applicable statute of limitations; and (v) the remaining representations and warranties relating to the assets being acquired by SLM Corporation survive indefinitely.

CBNA’s indemnification obligations with respect to breaches by the company and its affiliates of certain representations and warranties contained in the SLM Transaction Agreement are subject to certain limitations. CBNA is not be liable for any losses caused by breaches of such representations and warranties for which the SLM parties are otherwise entitled to indemnification unless (i) a claim is timely asserted during the applicable survival period and (ii) the aggregate amount of all losses for which the indemnified parties are entitled to indemnification, on a cumulative basis, exceeds $10 million, and then only to the extent of such excess. In addition, no such losses may be claimed by a SLM party and no such losses shall be included in calculating the aggregate losses set forth in the previous sentence, other than losses in excess of $50,000 resulting from any single claim or series of aggregated claims arising out of the same or related facts, events or circumstances. Additionally, CBNA is not required to make such indemnification payments to the SLM parties to the extent such payments exceed $180 million in the aggregate. The obligations of SLM Corporation to make indemnification payments to CBNA and its affiliates have generally similar limitations.

CBNA’s indemnification obligations with respect to breaches by the company and its affiliates of the representations and warranties contained in the SLM Transaction Agreement relating to the organization and ability of the company to enter the SLM Transaction Agreement and complete the transactions contemplated thereby and the assets being acquired by Bull Run 1 LLC pursuant to the SLM Transaction Agreement are not generally subject to the aforementioned limitations.

The Securitization Agreements

Under the SLM Transaction Agreement, Bull Run 1 LLC agreed to purchase from the company 100% of the ownership interests in certain specified Delaware statutory trusts that hold portfolios of student loans guaranteed under FFELP. Bull Run 1 LLC will also acquire the entire membership interest in SLC Conduit I LLC, a Delaware limited liability company that owns the student loans currently pledged under the Straight-A Funding, LLC conduit program, and related assets. Bills of sale will evidence the purchase by Bull Run 1 LLC of the certificates representing the ownership interests and the purchase of the conduit entity. The SLM Transaction Agreement also contemplates, through additional, ancillary agreements, SLM Education Credit Finance Corporation and Sallie Mae, Inc. will assume various roles related to the servicing and administration of both the loans in the securitization trusts and in the conduit program through several additional ancillary agreements.

As contemplated in the SLM Transaction Agreement, and through the additional ancillary agreements, the company and CBNA will transfer to Sallie Mae, Inc., to the extent practicable, their various roles in servicing and administering the securitization trusts, the conduit program, and the loans backing both the trusts and the program. Transfer of some of the roles will require multiple agreements, mostly due to anti-assignment restrictions for some roles and to the need for a transition period during which any actual transfer of servicing and administration responsibilities between parties can proceed smoothly.

THE DFS MERGER AGREEMENT

The following is a summary of the material provisions of the DFS Merger Agreement, a copy of which is attached as Annex B to this proxy statement. You should refer to the full text of the DFS Merger Agreement for the complete details of the DFS Merger and the terms and conditions of the DFS Merger Agreement.

Explanatory Note Regarding the Summary of the DFS Merger Agreement

The DFS Merger Agreement and this summary of its terms have been included with this proxy statement to provide you with information regarding the terms of the DFS Merger Agreement. Factual disclosures about the company contained in this proxy statement or in the company’s public reports filed with the Securities and Exchange Commission may supplement, update or modify the provisions regarding factual disclosures about the company contained in the DFS Merger Agreement. In your review of the representations and warranties contained in the DFS Merger Agreement and described in this summary it is important to bear in mind that the representations and warranties have been negotiated with the principal purposes of establishing the circumstances in which a party to the DFS Merger Agreement may have the right not to close the DFS Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between Discover Bank and the company under the DFS Merger Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from that generally applicable under federal securities laws and in some cases have been qualified by disclosures that were made by each party to the other, which disclosures are not reflected in the DFS Merger Agreement. For the foregoing reasons, you should not rely on the representations and warranties contained in the DFS Merger Agreement as statements of factual information.

Merger Consideration

At the effective time of the DFS Merger, each share of the company’s common stock issued and outstanding immediately prior to the effective time of the DFS Merger, other than shares of the company’s common stock owned by stockholders exercising appraisal rights pursuant to Section 262 of the DGCL, will be canceled and converted into the right to receive, without interest, an amount in cash equal to $30.00, which we refer to as the merger consideration in this proxy statement.

Certificate of Incorporation and By-Laws

At the effective time of the DFS Merger, the restated certificate of incorporation of the company will be amended so that the company is authorized to issue 1,000 shares of common stock, $0.01 par value. As so amended, the certificate of incorporation will be the certificate of incorporation of the surviving corporation. At the effective time of the DFS Merger, the by-laws of Academy Acquisition Corp. will become the by-laws of the surviving corporation.

Board of Directors and Officers

Effective as of and immediately following the effective time of the DFS Merger, subject to applicable law, the board of directors of the surviving corporation will consist of the members of the board of directors of Academy Acquisition Corp. immediately prior to the effective time of the DFS Merger and the officers of Academy Acquisition Corp. immediately prior to the effective time of the DFS Merger will be the officers of the surviving corporation.

Exchange of Certificates

At or immediately following the effective time of the DFS Merger, Discover Bank will deposit with a paying agent designated by Discover Bank cash constituting an amount equal to the aggregate merger consideration. In the event that such amount, as deposited, is insufficient to pay the merger consideration, Discover Bank will promptly deposit additional funds with the paying agent in an amount which is equal to the deficiency in the amount required to make such payment.

As promptly as practicable following the effective time of the DFS Merger, the surviving corporation will cause the paying agent to mail to each holder of record of a certificate or book-entry share, which immediately prior to the effective time of the DFS Merger represented outstanding shares of the company’s common stock, a letter of transmittal and instructions.

Upon surrender of a certificate (or affidavit of loss in lieu thereof) or book-entry share for cancellation to the paying agent, together with a letter of transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such certificate or book-entry share will be entitled to receive the merger consideration for each share of the company’s common stock formerly represented by such certificate or book-entry share, to be promptly mailed following the later to occur of (i) the effective time of the DFS Merger or (ii) the paying agent’s receipt of such certificate (or affidavit of loss in lieu thereof) or book-entry share, and the certificate (or affidavit of loss in lieu thereof) or book-entry share so surrendered shall be forthwith cancelled. No interest shall be paid or accrued for the benefit of holders of the certificates or book-entry shares on the merger consideration payable upon the surrender of the certificates or book-entry shares.

Appraisal Rights

To the extent that holders of the company’s common stock are entitled to appraisal rights under Section 262 of the DGCL, shares of the company’s common stock issued and outstanding immediately prior to the effective time of the DFS Merger and held by a holder who has properly exercised and perfected his or her demand for appraisal rights under Section 262 of the DGCL, will not be converted into the right to receive the merger consideration, but the holders of such dissenting shares will be entitled to receive such consideration as shall be determined pursuant to Section 262 of the DGCL. However, if any such holder has failed to timely perfect or shall have effectively withdrawn or lost his or her right to appraisal under Section 262 of the DGCL, such holder’s shares of the company’s common stock will thereupon be deemed to have been converted as of the effective time of the DFS Merger into the right to receive the merger consideration, without any interest thereon, and such shares will not be deemed to be dissenting shares. The company will give Discover Bank and Academy Acquisition Corp. prompt notice of any demands received by the company for appraisal of shares of the company’s common stock, and Discover Bank and Academy Acquisition Corp. will have the right to participate in all negotiations and proceedings with respect to such demands except as required by applicable law. The company will not, except with the prior written consent of Discover Bank, make any payment with respect to any demands for fair value for dissenting shares or offer to settle or negotiate in respect of any such demands.

Representations and Warranties

The DFS Merger Agreement contains customary representations and warranties by the company, Discover Bank and their related parties.

The DFS Merger Agreement contains representations and warranties by the company, including that the company or one of its subsidiaries (in each case, after giving effect to the consummation of the SLM Transaction and the CBNA Transaction) has, and immediately following the closing will have, good and marketable title to, or a valid leasehold interest in, all of the acquired assets, free and clear of all liens (other than permitted liens).

The DFS Merger Agreement also contains representations and warranties by the company relating to insurance policies, assets and liabilities, trust certificates, securitization trusts, other securitization basic documents, trust student loans and related transaction agreements.

The representations and warranties of the company, Discover Bank and Academy Acquisition Corp. have customary materiality and knowledge qualifiers.

Servicing Agreements

The company will continue to administer and service, in accordance with the applicable administration and servicing agreements, the three private loan securitization trusts whose trust certificates it will retain and the loans owned by such trusts. While the company will also retain its obligations to purchase out of those trusts loans found to have breached representations and warranties made about their origination, CBNA will enter into a make-whole agreement with the company under which, among other things, CBNA will reimburse the company for the difference between the market value and the unpaid principal balance of any loans the company must repurchase.

Covenants

Conduct of Business Pending the Closing and Other Covenants

The company agreed that, subject to certain exceptions, between the signing of the DFS Merger Agreement and the earlier of the closing or the date, if any, on which the DFS Merger Agreement is terminated, the business of the company and its subsidiaries will be conducted only in the ordinary course of business and in a manner consistent with past practice in all material respects.

The company has agreed, subject to certain exceptions, to customary restrictive covenants during the period from the date of the DFS Merger Agreement until the effective time of the DFS Merger or the termination of the DFS Merger Agreement, including (to the extent relating to the company and its subsidiaries, in each case, after giving effect to the consummation of the SLM Transaction and the CBNA Transaction), not to:

•	declare or pay any dividend or other distribution with respect to the company’s or any of its subsidiaries’ capital stock;

•

make or agree to make any new capital expenditures other than capital expenditures that (i) are not in excess of $1 million individually or $5 million in the aggregate or (ii) are contemplated by the company’s existing budget and business plan previously delivered to Discover Bank;

•

cancel any student loan insurance policies or any material commercial insurance policies, or fail to renew any such insurance policies upon expiration on substantially the same terms as those in place on the date the DFS Merger Agreement was signed to the extent commercially available; and

•

enter into any transaction, arrangement or understanding, or amend or modify the terms of any existing transaction, arrangement or understanding, with any related party which would constitute an asset acquired by Discover Bank or a liability retained by Discover Bank.

In addition, all parties to the DFS Merger Agreement have agreed to cooperate with each other and to use their respective reasonable best efforts to consummate the transactions contemplated by the DFS Merger Agreement as promptly as practicable. The company does not anticipate paying dividends prior to the earlier of the consummation of the Transactions or the termination of the transaction agreements.

No Solicitation of Competing Proposals

Subject to certain limitations, the company’s board of directors is obligated to recommend the approval of the DFS Merger and the adoption of the DFS Merger Agreement to the company’s stockholders, and the company is obligated to take, in accordance with applicable laws and the company’s charter and bylaws, all actions necessary to convene a meeting of the stockholders to vote on the DFS Merger Agreement and the DFS Merger.

The company and its subsidiaries are obligated not to and are obligated to cause their directors, officers, employees, agents and representatives not to:

•

solicit, initiate, assist or knowingly facilitate or encourage the making of any Competing Proposal (as defined below) or any inquiry, offer or proposal that could reasonably be expected to lead to any Competing Proposal;

•

enter into, engage or participate in, or continue any negotiations regarding any Competing Proposal or any inquiry, proposal or offer that could reasonably be expected to lead to, any Competing Proposal;

•

subject to certain limited exceptions and other than in the ordinary course of business consistent with past practice and not in connection with any Competing Proposal, furnish to any person or group any non-public information relating to the company or any of its subsidiaries;

•	engage or participate in discussions with any person with respect to any Competing Proposal or any proposal, inquiry or offer that could reasonably be expected to lead to any Competing Proposal;

•

approve, endorse or recommend or propose publicly to approve, endorse or recommend any Competing Proposal or any proposal, inquiry or offer that could reasonably be expected to lead to any Competing Proposal; or

•

approve, endorse or recommend or publicly announce an intention to approve, endorse or recommend, or enter into any letter of intent or similar document relating to any Competing Proposal or any inquiry, offer or proposal that could reasonably be expected to lead to, any Competing Proposal (other than as contemplated by the SLM Transaction and the CBNA Transaction).

However, prior to the adoption of the DFS Merger Agreement and the requisite approval by the company’s stockholders of the DFS Merger, if the company receives an unsolicited, bona fide written Competing Proposal that (i) did not result from a violation of the terms of the DFS Merger Agreement and (ii) the board of directors of the company (upon the recommendation of the special committee) determines in good faith after consultation with the company’s outside legal and financial advisors that such Competing Proposal constitutes or would reasonably likely to result in, a Superior Proposal (as defined below) or an Alternate Superior Proposal (as defined below), then the company may, at any time prior to the adoption of the DFS Merger Agreement and the approval of the DFS Merger by the company’s stockholders, take the following actions:

•

furnish non-public information with respect to the company and its subsidiaries to the third party making such Competing Proposal, if, and only if, such information has been previously or is contemporaneously provided to Discover Bank and prior to so furnishing such information, the company receives from the third party an executed confidentiality agreement with terms no less favorable in the aggregate to the third party than the confidentiality agreement between the company and Discover Bank is to Discover Bank;

•	engage or participate in discussions or negotiations with such third party with respect to the Competing Proposal; and

•

in the case of a Competing Proposal that constitutes or would reasonably be expected to result in an Alternate Superior Proposal, engage in discussions or negotiations with CBNA and SLM Corporation with respect to the Competing Proposal.

Neither the board of directors of the company nor any committee thereof will (i) change, qualify, withdraw or modify, or publicly propose to change, qualify, withdraw or modify the company recommendation (such action a Change of Recommendation in this proxy statement), (ii) approve or recommend, or publicly propose to approve or recommend, any Competing Proposal or (iii) exempt any person from any state takeover law, except as provided or permitted by the DFS Merger Agreement.

If prior to the adoption of the DFS Merger Agreement and the approval of the DFS Merger by the company’s stockholders, either:

•	the company receives an unsolicited Superior Proposal or an unsolicited Alternate Superior Proposal and the company has complied with its obligations under the DFS Merger Agreement, or

•

other than in connection with a Competing Proposal, the board of directors of the company (upon the recommendation of the special committee) determines in good faith, in response to the occurrence of a Company Intervening Event (as defined below) and after consultation with outside legal and financial advisors, that the failure of the board of directors of the company to effect a Change of Recommendation would be inconsistent with the fiduciary duties of the board of directors of the company to the company’s stockholders under applicable law, then, subject to certain conditions, prior to the adoption of the DFS Merger Agreement and the approval of the DFS Merger by the company’s stockholders, the board of directors of the company may effect a Change of Recommendation.

Solely with respect to this summary of non-solicitation of Competing Proposals under the DFS Merger Agreement, the following terms have the meanings set forth below:

“Competing Proposal” means any proposal or offer from any person or group other than Discover Bank and its affiliates to effect: (i) any direct or indirect acquisition or purchase, in any single transaction or series of related transactions, by any such person or group of persons, of 15% or more of the fair market value of the assets of the company (after giving effect to the SLM Transaction and the CBNA Transaction); (ii) any direct or indirect acquisition or purchase by any person or group of persons of 15% or more of the total outstanding voting securities of the company or any of its subsidiaries; (iii) any tender offer or exchange offer (including through the filing with the Securities and Exchange Commission of a Schedule TO), as defined pursuant to the Securities Exchange Act or 1934, as amended, that if consummated, would result in any person or group beneficially owning 15% or more of the company’s common stock or (iv) any merger, consolidation, business combination, recapitalization, issuance of or amendment to the terms of outstanding stock or other securities, liquidation, dissolution or other similar transaction involving the company as a result of which any person or group acting in concert would acquire assets or securities described in clauses (i), (ii) or (iii) above.

“Company Intervening Event” means an event or circumstance material to the company and its subsidiaries, taken as a whole (other than any event or circumstance resulting from a breach of the DFS Merger Agreement by the company or its subsidiaries or any breach of any of the related transaction agreements), that was unknown to the board of directors of the company on the date the DFS Merger Agreement was signed, which event or circumstance becomes known to the board of directors of the company prior to the adoption of the DFS Merger Agreement and the approval of the DFS Merger by the company’s stockholders; provided, however, that (i) in no event shall the receipt, existence or terms of a Competing Proposal (or any proposal or inquiry to acquire any of the assets to be purchased in the SLM Transaction or any of the assets to be purchased in the CBNA Transaction), or any inquiry or matter relating thereto or consequence thereof, constitute a Company Intervening Event, (ii) in no event shall events or circumstances arising from the announcement or the existence of, or any action taken by either party pursuant to or in compliance with the terms of, the DFS Merger Agreement or the related transaction documents constitute a Company Intervening Event and (iii) in no event shall any increase in the market price of the company’s common stock, in and of itself, constitute a Company Intervening Event (provided that the event or circumstance underlying such increase in the market price of the company’s common stock shall not be excluded, and may be taken into account, in determining whether there is a Company Intervening Event).

“Superior Proposal” shall mean any unsolicited, bona fide written Competing Proposal (except the references in clauses (i), (ii) and (iii) of the definition thereof to “15%” shall be replaced by “80%” and the parenthetical in clause (i) of the definition thereof shall be deleted) that (A) is on terms that the board of directors of the company (upon the recommendation of the special committee) determines in good faith, after consultation with outside financial and legal advisors and consideration of all relevant factors, would, if consummated, result in a transaction that is more favorable from a financial point of view to the holders of the company’s common stock than the Transactions (taking into account any binding proposal to amend the terms of the DFS Merger Agreement, the SLM Transaction Agreement and the CBNA Transaction Agreement and/or any of the transaction documents related thereto), and (B) is reasonably capable of being completed on the terms set forth in the proposal within a reasonable period of time, taking into account all financial, legal, regulatory and other aspects thereof. References to the “company” in this definition mean the company, including the assets to be purchased by SLM Corporation and CBNA and the assets that will remain in the company following the consummation of the SLM Transaction and the CBNA Transaction.

“Alternate Superior Proposal” means any unsolicited, bona fide written Competing Proposal (except the references in clauses (i), (ii) and (iii) of the definition thereof to “15%” shall be replaced by “100%”) that (A) is on terms that the board of directors of the company (upon the recommendation of the special committee) determines in good faith, after consultation with outside financial and legal advisors and consideration of all relevant factors, would, if consummated, result in a transaction that is more favorable from a financial point of view to the holders of the company’s common stock than the Transactions (taking into account any binding proposal to amend the terms of the DFS Merger Agreement, the SLM Transaction Agreement and the CBNA Transaction Agreement and/or any of the transaction documents related thereto), (B) is reasonably capable of being completed on the terms set forth in the proposal within a reasonable period of time, taking into account all financial, legal, regulatory and other aspects thereof and (C) would, if consummated, not result in (I) any person other than CBNA acquiring the assets to be purchased by CBNA in accordance with the terms and conditions of the CBNA Transaction Agreement (as in effect immediately prior to the announcement of or the company’s receipt of such Competing Proposal) and the transaction documents related thereto and (II) any person other than SLM Corporation (and its affiliates) acquiring the assets to be purchased by SLM Corporation and its affiliates in accordance with the terms and conditions of the SLM Transaction Agreement (as in effect immediately prior to the company’s receipt of such Competing Proposal) and the transaction documents related thereto.

Neither Discover Bank nor its affiliates will make any Competing Proposal (as defined in the SLM Transaction Agreement) without the prior written consent of the company or except as otherwise permitted through the SLM Transaction Agreement.

Employee Matters

All parties to the DFS Merger Agreement have agreed that:

•	the employment of each person employed by the company at the time of the DFS Merger shall automatically be continued;

•	for a period of time following the DFS Merger, employees will receive base wages or salaries that are no less favorable than the base wages or salaries provided prior to the DFS Merger;

•

except as otherwise described in the summary of the separation agreement, for a period of time following the DFS Merger, employees will receive compensation and benefits no less favorable than the compensation and benefits provided to similarly situated employees of Discover Bank and its affiliates; and

•	employees will receive credit for past service under all benefit plans of Discover Bank except for accruals under defined benefit pension plans and employer-subsidized retiree medical plans.

Related Transaction Documents

The company may not, without the prior written consent of Discover Bank, (i) amend, modify or waive any provision of the SLM Transaction Agreement, the CBNA Transaction Agreement or any of the ancillary agreements thereto (or the forms thereof or term sheets relating thereto) in a manner that would reasonably be expected to adversely affect Discover Bank’s, the company’s or any of their respective subsidiaries’ rights and obligations under, or materially impair the ability of Discover Bank, the company or any of their respective subsidiaries to perform any of their obligations under, the DFS Merger Agreement, the SLM Transaction Agreement, the CBNA Transaction Agreement or any of the ancillary agreements thereto or materially delay the closing date or (ii) terminate the SLM Transaction Agreement or the CBNA Transaction Agreement by the mutual written agreement of the company and the applicable counterparty.

Agreements with Other Parties

Subject to certain limited exceptions, without the prior written consent of the company (upon the recommendation of the special committee), between the date of the DFS Merger Agreement and the closing date, neither Discover Bank nor any of its affiliates may enter into any agreements, arrangements or understandings with (i) SLM Corporation or its affiliates with respect to the transactions or (ii) CBNA or its affiliates with respect to the transactions that would have the effect of providing additional consideration in excess of the merger consideration provided to CBNA pursuant to the DFS Merger Agreement.

Conditions to the DFS Merger

The obligations of the company, Discover Bank and Academy Acquisition Corp. to consummate the DFS Merger are subject to the satisfaction or waiver by mutual agreement of the company (upon the recommendation of the special committee) and Discover Bank of customary closing conditions, including the following:

•	the company’s stockholders adopting the DFS Merger Agreement and approving the DFS Merger at the special meeting;

•	no governmental authority having taken any action which has the effect of making the DFS Merger illegal or otherwise prohibiting the consummation of the DFS Merger; and

•	the closings of the SLM Transaction and CBNA Transaction having occurred.

The obligations of Discover Bank and Academy Acquisition Corp. to consummate the DFS Merger are also subject to the satisfaction or waiver of certain additional closing conditions, including the following:

•

subject to certain limitations, the representations and warranties of the company set forth in the DFS Merger Agreement being true and correct at, and as of, the date of the DFS Merger Agreement and as of the effective time of the DFS Merger with the same force and effect as if made as of the effective time of the DFS Merger (other than those representations and warranties that address matters only as of a particular date or with respect to a specified period of time, which need only be true and correct as of such date or with respect to such period), except where the failure to be true and correct would not reasonably be expected to have a material adverse effect on the company or materially impair the ability of the company to perform its obligations under the DFS Merger Agreement, the ancillary agreements or certain related transaction agreements;

•

the company having performed and complied in all material respects with all material agreements and covenants required by the DFS Merger Agreement and the separation agreement to be performed or complied with by it at or prior to the effective time of the DFS Merger;

•

the Omnibus Agreement having been terminated, all obligations of the company and its subsidiaries thereunder having been discharged in full, all liens thereunder having been terminated and released, and all property and assets held as collateral thereunder having been released;

•	since the date of the DFS Merger Agreement, there not having been any receiver or conservator appointed for CBNA or for all or any substantial part of its property; and

•

there not having been any amendment to, or waiver of, any provision or condition of the SLM Transaction Agreement, the CBNA Transaction Agreement or any of the other transaction agreements that would reasonably be expected to adversely affect Discover Bank’s or the company’s rights and obligations under the DFS Merger Agreement, the SLM Transaction Agreement, the CBNA Transaction Agreement or certain of the other transaction agreements without the prior written consent of Discover Bank.

The obligation of the company to consummate the DFS Merger is also subject to the satisfaction or waiver of the following additional closing conditions:

•

the representations and warranties of Discover Bank and Academy Acquisition Corp. set forth in the DFS Merger Agreement being true and correct as of the date of the DFS Merger Agreement and as of the effective time of the DFS Merger with the same force and effect as if made as of the effective time of the DFS Merger (other than those representations and warranties that address matters only as of a particular date or with respect to a specified period of time, which need only be true and correct as of such date or with respect to such period), except where the failure to be true and correct would reasonably be expected to prevent or materially delay or materially impair the ability of Discover Bank or any of its subsidiaries to consummate the DFS Merger or any of the other transactions; and

•

Discover Bank and Academy Acquisition Corp. having performed and complied in all material respects with all material agreements and covenants required by the DFS Merger Agreement and the separation agreement to be performed or complied with by each of them at or prior to the effective time of the DFS Merger.

Any or all of the conditions that have not been satisfied may be waived by the relevant party (other than conditions that are required by law, such as, for example, approval of the DFS Merger Agreement by our stockholders and the absence of injunctions enjoining the DFS Merger). Waiver of any condition by the company requires the approval of the special committee and, in certain circumstances, the approval of CBNA or SLM Corporation. Even if our stockholders adopt the DFS Merger Agreement and approve the DFS Merger, we cannot assure you that the DFS Merger, the SLM Transaction or the CBNA Transaction will be completed.

Termination

The DFS Merger Agreement may be terminated by the company or Discover Bank at any time before the closing, whether before or after the requisite approval by the company’s stockholders to adopt the DFS Merger Agreement and to approve the DFS Merger, if:

•	there is mutual written consent of each of Discover Bank and the company;

•

the DFS Merger has not been consummated on or before March 31, 2011, which date may be extended to April 30, 2011 if all conditions have been satisfied but certain consents or governmental approvals have not been obtained or the CBNA Transaction Agreement or the SLM Transaction Agreement termination dates are extended;

•	any governmental authority of competent jurisdiction has issued an order or taken any other action prohibiting the DFS Merger, and such order or other action has become final and nonappealable;

•	the company’s stockholders do not adopt the DFS Merger Agreement and approve the DFS Merger at the special meeting; or

•	the SLM Transaction Agreement or the CBNA Transaction Agreement has been terminated.

The DFS Merger Agreement may be terminated by Discover Bank at any time before the closing if:

•

the company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements set forth in the DFS Merger Agreement, which breach or failure to perform (i) would result in a failure of a condition set forth in the DFS Merger Agreement and (ii) cannot be cured by the termination date, provided notice was delivered 45 days prior to termination; or

•	the company effects a Change of Recommendation in response to a Superior Proposal (each as defined in the DFS Merger Agreement).

The DFS Merger Agreement may be terminated by the company at any time before the closing if:

•

Discover Bank has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements set forth in the DFS Merger Agreement, which breach or failure to perform (i) would result in a failure of a condition set forth in the DFS Merger Agreement and (ii) cannot be cured by the termination date, provided notice was delivered 45 days prior to termination; or

•	the company (upon the recommendation of the special committee) simultaneously enters into a binding written agreement to effect a Superior Proposal.

The company must pay Discover Bank a termination fee of $12 million if:

•

the company terminates the DFS Merger Agreement and the company or any of its subsidiaries simultaneously enters into a binding written agreement to effect a Superior Proposal upon the recommendation of the special committee, with the effectiveness of such notice of termination being contingent on the company’s payment of the termination fee (in addition, pursuant to the voting and support agreement, upon the consummation of the transaction contemplated by such binding written agreement to effect a Superior Proposal, CBNA will also pay to each of SLM Corporation and Discover Bank 25% of its profits from the sale or transfer of any securities pursuant to the Superior Proposal); or

•

Discover Bank terminates the DFS Merger Agreement if the company effects a Change of Recommendation in response to a Superior Proposal (in addition, pursuant to the voting and support agreement, upon the consummation of the transaction contemplated by the Superior Proposal, CBNA will also pay to each of Discover Bank and SLM Corporation 25% of its profits from the sale or transfer of any securities pursuant to the Superior Proposal).

The company must pay Discover Bank a termination fee of $24 million if:

•

a Competing Proposal that constitutes a “Qualifying Transaction” under the DFS Merger Agreement has been proposed or publicly disclosed and the company or Discover Bank subsequently terminates the DFS Merger Agreement because the DFS Merger is not consummated by March 31, 2011, as such date may be extended pursuant to the terms of the DFS Merger Agreement and, concurrently with or within 12 months after such termination, any Qualifying Transaction is consummated or the company or any of its affiliates enters into any letter of intent, agreement in principle or contract with respect to a Qualifying Transaction (provided that if at the time of such payment SLM Corporation is entitled to a payment from the company under analogous circumstances, then the company will pay to each of SLM Corporation and Discover Bank a termination fee of $12 million and, provided, further, that, pursuant to the voting and support agreement, CBNA will also pay to Discover Bank and SLM Corporation 25% of its profits from the sale or transfer of any securities pursuant to any Qualifying Transaction entered into or consummated within 12 months of such termination);

•

an Alternate Superior Proposal has been proposed or publicly disclosed and the DFS Merger Agreement is terminated by the company or Discover Bank because (i) the DFS Merger is not consummated by March 31, 2011, as such date may be extended pursuant to the terms of the DFS Merger Agreement and the party terminating the DFS Merger Agreement is not (subject to the conditions thereof) in material breach of the DFS Merger Agreement, which breach proximately caused the failure to consummate the DFS Merger on or before such date or (ii) the company has failed to obtain the requisite approval by the company’s stockholders of the adoption of the DFS Merger Agreement and the approval of the DFS Merger (in the event that such termination occurs following a Change of Recommendation in response to an Alternate Superior Proposal and the company has failed to obtain the requisite approval by the company’s stockholders of the proposals contained in this proxy statement, pursuant to the voting and support agreement, CBNA will also pay to Discover Bank 50% of its profits from the sale or transfer of any securities pursuant to any transaction entered into or consummated by the company within 12 months of such termination (however, if a termination fee is payable to both SLM Corporation and Discover Bank, then 25% of CBNA’s profits will be payable to each));

•

the DFS Merger Agreement is terminated by the company or Discover Bank due to the prior termination of either (i) the CBNA Transaction Agreement or (ii) the SLM Transaction Agreement, where SLM Corporation terminated the SLM Transaction Agreement due to (A) the company’s material breach or failure to perform in any material respect any of its representations, warranties, covenants or other agreements set forth in the SLM Transaction Agreement, which breach or failure to perform would result in a failure of certain conditions that cannot be, or is not, cured within the applicable time frame set forth in the SLM Transaction Agreement or (B) the company’s breach of the non-solicitiation restrictions set forth in the SLM Transaction Agreement; or

•

the DFS Merger Agreement is terminated by the company or Discover Bank due to (i) the failure of the DFS Merger to be consummated by March 31, 2011, as such date may be extended pursuant to the terms of the DFS Merger Agreement, the party terminating the DFS Merger Agreement is not (subject to the conditions thereof) in material breach of the DFS Merger Agreement, which breach proximately caused the failure to consummate the transactions before such date and (ii) there had previously occurred a willful breach by the company of the SLM Transaction Agreement.

Pursuant to the voting and support agreement, CBNA must pay Discover Bank a termination fee of $24 million if:

•

subject to certain limitations, the DFS Merger Agreement is terminated due to (i) the failure of the DFS Merger to be consummated by March 31, 2011, as such date may be extended pursuant to the terms of the DFS Merger Agreement, the party terminating the DFS Merger Agreement is not (subject to the conditions thereof) in material breach of the DFS Merger Agreement, which breach proximately caused the failure to consummate the DFS Merger before such date or (ii) the prior termination of the CBNA Transaction Agreement or the SLM Transaction Agreement, in each case, as a result of the termination of or failure to close the CBNA Transaction (provided, that if at the time of such payment both SLM Corporation and Discover Bank are entitled to a payment from CBNA under analogous circumstances, then CBNA will pay to each of SLM Corporation and Discover Bank a fee of $18 million and provided, further, that no fees will be payable to SLM Corporation or Discover Bank if such fees, together with any termination fee payable under the SLM Transaction Agreement or the DFS Merger Agreement, as applicable, would exceed $24 million); or

•

the DFS Merger Agreement is terminated due to (i) the failure of the DFS Merger to be consummated by March 31, 2011, as such date may be extended pursuant to the terms of the DFS Merger Agreement, the party terminating the DFS Merger Agreement is not (subject to the conditions thereof) in material breach of the DFS Merger Agreement, which breach proximately caused the failure to consummate the DFS Merger before such date or (ii) the prior termination of the CBNA Transaction Agreement or the SLM Transaction Agreement, in each case, as a result of the willful breach by CBNA of the SLM Transaction Agreement or any related documents (provided, however, no fees will be payable to Discover Bank if such fees, together with any termination fee payable under the DFS Merger Agreement, would exceed $24 million).

The company must pay Discover Bank an amount equal to 120% of the aggregate amount of out-of-pocket fees and expenses of Discover Bank, not to exceed $4 million, if:

•

a termination fee is not otherwise payable under the DFS Merger Agreement and the DFS Merger Agreement is terminated due to (i) the failure of the DFS Merger to be consummated by March 31, 2011, as such date may be extended pursuant to the terms of the DFS Merger Agreement, the party terminating the applicable agreement is not (subject to the conditions thereof) in material breach thereof, which breach proximately caused the failure to consummate the DFS Merger before such date and the only conditions that were not satisfied were conditions that by their nature can only be satisfied as of the closing of the DFS Merger, or (ii) the prior termination of the CBNA Transaction Agreement or the SLM Transaction Agreement.

The Ancillary Agreements

The DFS Indemnification Agreement

The following is a summary of the material provisions of the DFS Merger-related indemnification agreement, which we refer to as the DFS Indemnification Agreement in this proxy statement, a copy of which is attached as Exhibit A to Annex B to this proxy statement. You should refer to the full text of the DFS Indemnification Agreement for the complete details, terms and conditions of the DFS Indemnification Agreement.

General

On September 17, 2010 concurrently and in connection with the execution of the DFS Merger Agreement, CBNA and Discover Bank entered into the DFS Indemnification Agreement pursuant to which, among other things, CBNA and Discover Bank have agreed to indemnify each other for certain liabilities and losses arising in connection with the transactions contemplated by the SLM Transaction, the DFS Merger, the CBNA Transaction and the resulting servicing and administration relationships among the company, CBNA, SLM Corporation, Discover Bank and their respective affiliates. CBNA entered into the DFS Indemnification Agreement in order to facilitate Discover Bank entering into the DFS Merger Agreement with the company without requiring the company’s stockholders to be responsible for any indemnification obligations.

CBNA has agreed to indemnify Discover Bank for liabilities and losses incurred by Discover Bank, its affiliates and their respective representatives, which we refer to as the Discover parties in this proxy statement, that arise from and relate to, among other things, (i) the SLM Transaction and the CBNA Transaction, (ii) breaches by the company of its representations, warranties, covenants and agreements contained in the DFS Merger Agreement, (iii) liabilities of the company arising out of or resulting from the conduct of the business of the company or the ownership and operation of the assets and properties of the company prior to the closing of the DFS Merger, (iv) breaches by CBNA and its affiliates (including the company and its subsidiaries prior to the closing) of their obligations under the DFS Merger-related agreements to which CBNA or its affiliates are a party, including any servicing and administration agreements that relate to the assets that are being acquired by Discover Bank in the DFS Merger, and (v) claims by stockholders of the company relating to or arising out of the DFS Merger, the SLM Transaction or the CBNA Transaction. In addition, CBNA has agreed to indemnify the Discover parties for any failures of an insurer pursuant to a student loan insurance policy or any school pursuant to any risk-sharing contract to pay in full any valid claim or the cancellation or loss of coverage under any such student loan insurance policy or any risk-sharing contract, in each case, other than as caused by the Discover parties or the company after the closing (other than as a result of a failure to obtain a consent or any acts or omissions of the company and its subsidiaries on or prior to the effective time of the DFS Merger).

For additional information about the indemnification obligations of CBNA under the DFS Indemnification Agreement, please see Exhibit A to Annex B to this proxy statement.

Discover Bank has agreed to indemnify CBNA for liabilities and losses incurred by CBNA, its affiliates and their respective representatives, that arise from and relate to, among other things, breaches by the Discover parties of their representations, warranties, covenants and agreements contained in the DFS Merger Agreement and the related agreements, including those agreements pursuant to which a Discover party (including, post-closing, the company) will continue to perform servicing or administration responsibilities on behalf of the company after the closing of the DFS Merger.

For additional information about the indemnification obligations of Discover Bank under the DFS Indemnification Agreement, please see Exhibit A to Annex B to this proxy statement.

Survival And Limitations

The indemnification obligations of CBNA and Discover Bank under the DFS Merger Indemnification Agreement generally survive the closing for a period of 18 months for breaches of representations and warranties contained in the DFS Merger Agreement and all covenants and agreements set forth in the DFS Merger Agreement and any ancillary agreement to the DFS Merger Agreement shall remain in full force and effect in accordance with their terms; however, the obligations of CBNA to indemnify the Discover parties for breaches of (i) certain fundamental representations and warranties relating to the organization and capitalization of the company and ability of the company to enter into the DFS Merger Agreement and complete the DFS Merger survive indefinitely and (ii) representations and warranties relating to the assets being acquired by Discover Bank in the DFS Merger survive until one year and one day after the payment in full of all obligations of the applicable securitization trust.

CBNA’s indemnification obligations with respect to breaches by the company and its affiliates of certain representations and warranties and the covenant relating to notification of breaches of representations and warranties contained in the DFS Merger Agreement are subject to certain limitations. CBNA is not liable for any losses caused by breaches of such representations and warranties and covenants for which the Discover parties are otherwise entitled to indemnification, unless, subject to certain exceptions, (i) a claim is timely asserted during the applicable survival period and (ii) the aggregate amount of all losses for which the indemnified parties are entitled to indemnification, on a cumulative basis, exceeds $4 million, and then only to the extent of such excess. In addition, no such losses may be claimed by a Discover party, and no such losses shall be included in calculating the aggregate losses set forth in the previous sentence, other than losses in excess of $50 thousand resulting from any single claim or series of aggregated claims arising out of the same or related facts, events or circumstances. Additionally, subject to certain exceptions, CBNA is not required to make indemnification payments to the Discover parties to the extent such payments exceed $100 million in the aggregate. The obligations of Discover Bank to make indemnification payments to CBNA and its affiliates have reciprocal limitations.

CBNA’s indemnification obligations with respect to breaches by the company and its affiliates of the representations and warranties contained in the DFS Merger Agreement relating to the organization and capitalization of the company and ability of the company to enter the DFS Merger Agreement and complete the transactions contemplated thereby are not subject to the aforementioned limitations.

Other than in respect of breaches of representations and warranties, CBNA’s indemnification obligations are not subject to any deductible, minimum threshold, maximum amount or time limit.

The Separation Agreement

In connection with the DFS Merger Agreement, on September 17, 2010, the company also entered into the separation agreement with CBNA and Discover Bank. The separation agreement sets forth a number of agreements that will govern certain matters among the parties prior to and after the effective time of the DFS Merger. The following is a summary of the material provisions of the separation agreement.

Treatment of Certain Agreements

Under the separation agreement, effective as of the closing, each of the intercompany agreements between the company or any of its subsidiaries, on the one hand, and CBNA or any of its affiliates (other than the company and its subsidiaries), on the other hand, other than (i) the ancillary agreements, (ii) the related transaction agreements and (iii) certain specified surviving contracts will terminate. Additionally, on the closing date, but prior to the closing, CBNA will deliver evidence of the termination of the Omnibus Agreement, including the discharge in full of all of the indebtedness and other obligations of the company and its subsidiaries thereunder and the termination and release of all liens thereunder or under any related contract. Furthermore, subject to certain limitations, all insurance coverage for the acquired assets, the company, its subsidiaries and their respective businesses, assets and current or former employees under the policies of CBNA and its affiliates (other than the company and its subsidiaries) will terminate as of the closing, and no claims may be brought against such policies by the company and its subsidiaries after the closing under any such policy.

Non-Competition

In consideration of the portion of the aggregate merger consideration to be received by CBNA in connection with the DFS Merger Agreement and to more effectively protect the value and goodwill of the company and its business following the closing of the DFS Merger, CBNA agreed that, for a period ending on the second anniversary of the closing date, neither it nor its affiliates will, without the prior written consent of Discover Bank, engage in certain specified activities with respect to the student loan business in the United States.

Employee Matters

All parties to the separation agreement have agreed that:

•

The parties will jointly identify personnel of the company and of CBNA critical to providing services to be provided under the transition services agreement described below. Unless the other party agrees, the critical personnel identified will not be transferred or reassigned during the transition services period.

•	The company, CBNA, and Discover Bank will develop a retention program for critical personnel providing transition services and selected other company employees.

•

Except under limited circumstances, neither CBNA nor its affiliates will solicit or hire company personnel, and neither Discover Bank, nor the company, nor their affiliates will solicit or hire CBNA personnel, providing transition services under the transition services agreement during the term of the transition services period, and neither CBNA nor its affiliates will solicit or hire any other company employees for two years following the DFS Merger.

•

Discover Bank will provide, or will cause the company to provide, company employees with severance benefits that would have been payable under the terms and conditions of the Citigroup Inc. severance policy for one year following the DFS Merger (or such other time specified in the separation agreement).

•	Annual bonus awards in respect of 2010 performance shall be determined by the company and Citigroup Inc. in the ordinary course.

Release

At the closing, CBNA has agreed to release the company and its affiliates (excluding CBNA) for claims and liabilities arising in connection with the acts or omissions occurring prior to the closing of the Transactions, subject to certain exceptions.

The Trademark License Agreement

In connection with the closing of the DFS Merger, the company and Citigroup Inc. will enter into a trademark license agreement, pursuant to which Citigroup Inc. will license certain specified trademarks and source identifiers, which we refer to as Citi Branding in this proxy statement, to the company on a royalty-free, non-exclusive basis, for use solely in connection with the conduct of the company’s and the company’s subsidiaries’ business to the same extent that the Citi Branding was used prior to the closing. The term of the trademark license agreement will be for up to one year following the consummation of the DFS Merger, during which period the parties will be required to use reasonable efforts and otherwise reasonably cooperate to cease use of the Citi Branding as soon as possible. The trademark license agreement will include certain options for the company to extend the term if it is unable to cease a particular use of Citi Branding before expiration of the term. The trademark license agreement will include reasonable quality control provisions. A copy of the term sheet for the trademark license agreement is attached as Exhibit F to Annex B to this proxy statement. You should refer to the full text of the trademark license agreement term sheet for details of the license and the anticipated terms and conditions of the trademark license agreement.

The Transition Services Agreement

In connection with the closing of the DFS Merger, the company and CBNA will enter into a transition services agreement, pursuant to which all services that each of the company and its affiliates on the one hand and CBNA and its affiliates, including CSD, on the other currently provides to the other party and its affiliates (other than services that the parties mutually agree to cease providing) shall continue to be provided following consummation of the DFS Merger. The transition services agreement will not include the services provided under certain specified existing servicing and administration agreements, which agreements and services will continue on their existing terms without modification. A copy of the term sheet for the transition services agreement is attached as Exhibit F to Annex B to this proxy statement. You should refer to the full text of the transition services agreement term sheet for details of the transition and the anticipated terms and conditions of the transition services agreement.

The fees to be paid for the services will be consistent with the fees charged at the time of signing of the DFS Merger Agreement. All services to be provided, and the fees to be paid for such services, will be set forth on schedules to the transition services agreement which will be developed prior to the consummation of the DFS Merger.

The term of the transition services agreement will be for up to three years following consummation of the DFS Merger. If a party cannot complete the transition from or replacement of one or more services prior to the expiration of that term, the party will be able to request an extension of the applicable services. The schedules to the transition services agreement will set forth the maximum extension period for each service. In addition, services that support or relate to loan servicing and administration will continue until the occurrence of certain specified events.

The transition services agreement will generally provide that the company and CBNA will indemnify each other for certain third party claims related to the provision of the transition services. Subject to customary exclusions, the parties’ aggregate liability for breach of the transition services agreement will be limited to the fees paid or payable to such party under the transition services agreement during the 12 months prior to the event giving rise to the liability (and if the transition services agreement has been in effect for less than 12 months at the time of such event, the fees paid or payable to such party prior to such event shall be annualized to a full 12 months), and subject to customary exclusions, neither party will be liable for consequential or similar damages.

The Purchase Price Adjustment Agreement

In connection with the DFS Merger Agreement, on September 17, 2010, the company also entered into the purchase price adjustment agreement with CBNA and Discover Bank. A copy of the purchase price adjustment agreement is attached as Exhibit C to Annex B to this proxy statement. The following is a summary of the material provisions of the purchase price adjustment agreement. You should refer to the full text of the purchase price adjustment agreement for the complete details of the purchase price adjustment and the terms and conditions of the purchase price adjustment agreement.

Under the purchase price adjustment agreement, CBNA has agreed to pay Discover Bank the amount, if such amount is a positive number, derived from the following formula: the aggregate merger consideration minus the closing purchase price of the securitization trust certificates being acquired by Discover Bank, plus the absolute value of all reimbursable liabilities, minus all cash or cash equivalents reflected on the closing balance sheet (excluding any cash and cash equivalents taken into account in determining the closing purchase price of the securitization trust certificates). If the number resulting from such formula is negative, Discover Bank would make a payment in an amount equal to the absolute value of such amount to CBNA. Any such payments will include accrued interest on such amount, calculated on the basis of a year of 360 days and the actual number of days elapsed from the closing date, at 1.1%. The company expects that the provisions of the purchase price adjustment agreement will result in CBNA making a payment to Discover Bank following the closing of the DFS Merger.

The purchase price adjustment agreement also provides that, for the purposes of calculating any post-closing adjustment to be made pursuant to the purchase price adjustment agreement, if the company provides one or more Notices of Superior Proposal with respect to one or more Alternate Superior Proposals (as each such term is defined in the DFS Merger Agreement), then the merger consideration will be adjusted to be the sum of (i) $30.00 and (ii) 0.4 multiplied by the lesser of $125 million and the amount by which Discover Bank increases the aggregate merger consideration, divided by the total number of shares of the company’s common stock outstanding immediately prior to the effective time of the DFS Merger.

THE CBNA TRANSACTION AGREEMENT

The following is a summary of the material provisions of the CBNA Transaction Agreement, a copy of which is attached as Annex D to this proxy statement. You should refer to the full text of the CBNA Transaction Agreement for the complete details, terms and conditions of the CBNA Transaction Agreement. You are not being asked to vote on the CBNA Transaction Agreement, however, the consummation of CBNA Transaction, the SLM Transaction and the DFS Merger are each conditioned upon one another being consummated. Accordingly, we are including in this proxy statement a detailed description of the CBNA Transaction.

Explanatory Note Regarding the Summary of the CBNA Transaction Agreement

The CBNA Transaction Agreement and this summary of its terms have been included with this proxy statement to provide you with information regarding the terms of the CBNA Transaction Agreement. Factual disclosures about the company contained in this proxy statement or in the company’s public reports filed with the Securities and Exchange Commission may supplement, update or modify the provisions regarding factual disclosures about the company contained in the CBNA Transaction Agreement. In your review of the representations and warranties contained in the CBNA Transaction Agreement and described in this summary it is important to bear in mind that the representations and warranties have been negotiated with the principal purposes of establishing the circumstances in which a party to the CBNA Transaction Agreement may have the right not to close the CBNA Transaction if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the CBNA Transaction Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from that generally applicable under federal securities laws and in some cases have been qualified by disclosures that were made by each party to the other, which disclosures are not reflected in the CBNA Transaction Agreement. For the foregoing reasons, you should not rely on the representations and warranties contained in the CBNA Transaction Agreement as statements of factual information.

Purchase of Assets and Assumption of Liabilities

Under the CBNA Transaction Agreement, CBNA will purchase from the company all of the ownership interests in SLC Private Student Loan Trust 2009-A, a Delaware statutory trust that owns securitized private student loans, and SLC Student Loan Trust 2010-1, a Delaware statutory trust that owns FFELP student loans. In addition, CBNA will also purchase from the company all of the shares of stock of SLC Receivables I, Inc., a Delaware corporation that the company had formed as a special purpose entity whose purpose was restricted to purchasing both private and FFELP-backed student loans originated by the company and selling them to each of the company’s securitization trusts. Finally, CBNA will also purchase unsecuritized private and FFELP loans from the company.

The CBNA Transaction Agreement also provides that CSD will assume certain servicing and administration duties related to the securitized loans in the SLC Private Student Loan Trust 2009-A and to the unsecuritized loans that CBNA is purchasing. Pursuant to the SLM Transaction Agreement, Sallie Mae, Inc. will assume servicing and administration duties for the loans held by the SLC Student Loan Trust 2010-1.

The CBNA Transaction Agreement also provides that CBNA will assume all of the liabilities and obligations of the company and its subsidiaries that are not assumed by SLM Corporation and its affiliates pursuant to the SLM Transaction Agreement or considered retained liabilities under the DFS Merger Agreement.

Purchase Price

The CBNA Transaction Agreement provides that CBNA will pay to the company an amount equal to the aggregate principal amount outstanding under the Omnibus Agreement together with all accrued and unpaid interest, excluding any termination fees related to early prepayment thereof (after taking into account the application of the proceeds to the company under the SLM Transaction Agreement), subject to certain adjustments as described therein.

Representations and Warranties

The CBNA Transaction Agreement contains customary representations and warranties by each party, which do not survive the closing.

The CBNA Transaction Agreement contains a representation and warranty by the company to the effect that the special committee has received the written opinion of each of Gleacher & Company Securities, Inc. and Moelis & Company LLC, stating that, as of the date of such opinion, the purchase price to be received by the company is fair from a financial point of view to the company.

The CBNA Transaction Agreement also contains representations and warranties by CBNA, including:

•	affirmation of each of the representations and warranties to be made by it in the accession agreement;

•

there being no agreements, arrangements or understandings (other than as provided in the transaction documents) between CBNA or its affiliates and either (i) Discover Bank or its affiliates or (ii) SLM Corporation or its affiliates, in each case, with respect to any of the transactions or the related transactions that would have the effect of providing additional consideration in excess of the merger consideration to CBNA provided to CBNA pursuant to the DFS Merger Agreement;

•

CBNA’s obligations not being subject to any conditions regarding its, or any other person’s, ability to obtain financing for the consummation of the transactions and CBNA having cash on hand sufficient to (i) enable it to perform its obligations under the CBNA Transaction Agreement, (ii) consummate the CBNA Transaction and (iii) pay all costs and expenses incurred by it in connection with the CBNA Transaction Agreement and the other transaction documents and the CBNA Transaction; and

•	affirmation that CBNA is an “eligible lender” under the Higher Education Act.

Covenants

The company agreed that, subject to certain exceptions, between the signing and the earlier of the closing or the date, if any, on which the CBNA Transaction Agreement is terminated, to comply with the conduct of business covenant in the DFS Merger Agreement (applicable to the entire company) and to maintain the current cash management policies in the ordinary course of business consistent with past practice. Furthermore, the company has agreed to certain affirmative and negative covenants relating to SLC Receivables, I, Inc. In addition, all parties to the CBNA Transaction Agreement have agreed to cooperate with each other and to use their respective reasonable best efforts to consummate the Transactions as promptly as practicable.

Related Transaction Documents

The company may not (i) amend, modify or waive any provision of the SLM Transaction Agreement, the DFS Merger Agreement and the ancillary documents thereto in a manner that would reasonably be expected to materially and adversely affect CBNA’s rights or obligations or (ii) terminate the DFS Merger Agreement or the SLM Transaction Agreement by the mutual written agreement of the company and the applicable counterparty.

Conditions to the CBNA Transaction

Each party’s obligation to complete the CBNA Transaction is subject to the satisfaction of a number of customary conditions, including, among others:

•	no governmental authority having taken any action which has the effect of making the CBNA Transaction illegal or otherwise prohibiting the consummation of the CBNA Transaction;

•	the parties to the SLM Transaction Agreement being in a position to close the SLM Transaction immediately following or concurrently with the closing of the CBNA Transaction;

•	the parties to the DFS Merger Agreement being in a position to close the DFS Merger immediately following the closing of the CBNA Transaction and the SLM Transaction;

•

the representations and warranties of the relevant parties to the CBNA Transaction Agreement set forth in the CBNA Transaction Agreement and the other CBNA Transaction documents being true and correct at, and as of, the closing date with the same force and effect as if made at, and as of, the closing date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specified period of time, which need only be true and correct as of such date or with respect to such period), except where the failure of such representations and warranties to be true and correct would not reasonably be expected to have a material adverse effect;

•

the relevant parties to the CBNA Transaction Agreement having performed and complied in all material respects with all material agreements and covenants required by the CBNA Transaction Agreement and the other CBNA Transaction documents to be performed or complied with at or prior to the closing of the CBNA Transaction; and

•

the company having delivered prior written notification to the rating agencies of certain securitization-related actions and satisfied all rating conditions with respect to certain securitization-related actions.

Termination

The CBNA Transaction Agreement may be terminated by either party thereto at any time before the closing if:

•	there is mutual written consent of each of CBNA and the company;

•

the CBNA Transaction has not been consummated on or before March 31, 2011, which date may be extended to April 30, 2011 if all conditions have been satisfied but certain consents, governmental approvals or rating agency confirmations have not been obtained or the DFS Merger Agreement or the SLM Transaction Agreement termination dates are extended;

•

any governmental authority of competent jurisdiction has issued an order or taken any other action prohibiting the CBNA Transaction, and such order or other action has become final and nonappealable (provided that the party seeking to terminate the CBNA Transaction Agreement has complied in all material respects with its obligations to make the appropriate filings and obtain the necessary consents); or

•	either the SLM Transaction Agreement or the DFS Merger Agreement have been terminated.

The CBNA Transaction Agreement may be terminated by CBNA at any time before the closing if:

•

subject to certain conditions, the company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements set forth in the CBNA Transaction Agreement, which breach or failure to perform (i) would result in a failure of a condition set forth in the CBNA Transaction Agreement and (ii) cannot be cured by the termination date, provided notice was delivered 45 days prior to termination.

The CBNA Transaction Agreement may be terminated by the company at any time before the closing if:

•

subject to certain conditions, CBNA has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements set forth in the CBNA Transaction Agreement, which breach or failure to perform (i) would result in a failure of a condition set forth in the CBNA Transaction Agreement and (ii) cannot be cured by the termination date, provided notice was delivered 45 days prior to termination.

Securitization Agreements

The company will remain the administrator of the SLC Private Student Loan Trust 2009-A and the servicer for the loans owned by the SLC Private Student Loan Trust 2009-A; however, CSD will assume from the company substantially all of the administration and servicing duties. In addition, CSD will be the servicer for the unsecuritized loans that CBNA is purchasing. The servicer under the SLC Private Student Loan Trust 2009-A processes loan payments, provides customer service to borrowers, pursues delinquencies, and engages in other tasks associated with servicing loans.

As part of the CBNA Transaction, the company and CSD, the existing subservicer for the SLC Private Student Loan Trust 2009-A, will amend and restate their existing subservicing agreement. In contrast to the original subservicing agreement, the amended and restated agreement will allot more control over servicing of the loans to the subservicer. CSD will assume the company’s obligations to repurchase loans out of the SLC Private Student Loan Trust 2009-A that were materially and adversely affected by CSD’s servicing of those loans. CSD will enter into a cooperation agreement with CBNA and the company pursuant to which CBNA and the company will assist CSD with its subservicing duties.

CSD will also assume administration duties for the SLC Private Student Loan Trust 2009-A. The administrator provides various notices and performs certain administrative obligations required by some of the other documents governing each securitization trust, such as the indenture and trust agreement.

As part of the CBNA Transaction, CSD will enter into new sub-administration agreements with the company under which CSD will assume nearly all of the company’s responsibilities as administrator. To facilitate CSD’s transition into the sub-administrator role, CSD will enter into a cooperation agreement with CBNA and the company that will require CBNA and the company to continue providing administrative services until CSD can fully assume its sub-administration duties and obligations.

CBNA will assume the company’s obligations, as seller under the SLC Private Student Loan Trust 2009-A’s master terms purchase agreement, to repurchase loans out of the trust for breaches of representations and warranties made about the loans at the time the loans were sold to the trusts. CBNA will continue to hold any repurchased loans.

OWNERSHIP OF COMPANY COMMON STOCK

The company’s Chief Executive Officer, Chief Financial Officer and three other most highly compensated executive officers who served in such capacities as of December 31, 2009 (named executive officers) and current directors owned, as of October 1, 2010, the number of shares of the company’s common stock set forth below. All owners have sole voting power and investment power with respect to such shares. The current directors and named executive officers of the company as a group beneficially own less than 1% of the total shares of common stock outstanding.

Name / Position	Shares of the company’s Common Stock
Vikram A. Atal, Director	0
James L. Bailey, Director	0
Gina Doynow, Director	0
Rodman L. Drake, Director	128
Richard Garside, Director	0
Glenda B. Glover, Director	0
Joseph P. Guage, Vice President and Chief Financial Officer(1)(2)	0
Evelyn E. Handler, Director	0
Laurie A. Hesslein, Director(3)	0
Christine Y. Homer, Vice President, Secretary and General Counsel	0
Patricia A. Morris, Vice President and Chief Risk Officer	0
Loretta Moseman, Director(4)	0
Scot H. Parnell, Vice President and Chief Financial Officer(1)	0
Michael J. Reardon, Chief Executive Officer, President and Director	0
Kevin L. Thurm, Director(3)	0
John Vidovich, Vice President and Executive Sales Director	0
Noelle Whitehead, Controller and Chief Accounting Officer(2)	0
All current directors and executive officers as a group (17 persons)	128

(1)	Mr. Parnell resigned his position as Chief Financial Officer effective February 12, 2010. Mr. Guage was appointed Interim Chief Financial Officer effective February 12, 2010.
(2)	Mr. Guage was appointed Chief Financial Officer effective March 8, 2010. Ms. Whitehead was appointed Controller and Chief Accounting Officer effective March 19, 2010 and replaced Mr. Guage in these capacities.
(3)	Mr. Thurm resigned his position as Director effective October 16, 2009 and Laurie A. Hesslein was appointed to fill this Board of Director position, effective March 15, 2010.
(4)	Ms. Moseman resigned her position as Director effective March 16, 2010.

Certain Other Stockholders

Citigroup Inc. and Artisan Partners Limited Partnership are the only persons known by the company to own beneficially more than 5% of the company’s outstanding common stock as of December 31, 2009.

Name and Address of Beneficial Owner	Shares		Percent of Class
Citigroup Inc.* 399 Park Ave New York, NY 10043	16,001,941	*	80.0%

Artisan Partners 875 East Wisconsin Avenue, Suite 800 Milwaukee, WI 53202	1,023,841		5.1%

*	Information provided by Citigroup Inc.

Citicorp is the sole stockholder of CBNA and Citigroup Inc. is the sole stockholder of Citicorp. Each of CBNA, Citicorp and Citigroup Inc. has shared voting power and shared dispositive power with respect to 16,001,941 shares, which includes 16,000,020 held by CBNA and 1,921 shares held by Citigroup Global Markets Inc.

As publicly disclosed in its Schedule 13G filing dated February 11, 2010, as of December 31, 2009, Artisan Partners Holdings LP and Artisan Investment Corporation had shared dispositive investment authority over 1,023,841 shares. According to such Schedule 13G, Artisan Partners Limited Partnership and Artisan Investments GP LLC had shared dispositive investment authority over 1,011,441 of these shares. Furthermore, according to such Schedule 13G, the shares are owned by certain of Artisan Partners Limited Partnership’s discretionary investment clients, none of whom individually owns shares in an amount equal to or in excess of 5% of the company’s outstanding stock. Artisan Partners Limited Partnership and Artisan Holdings LP are investment advisers registered under Section 203 of the Investment Advisers Act of 1940. Artisan Investments GP LLC is the general partner of Artisan Partners Limited Partnership. Artisan Holdings LP is the sole limited partner of Artisan Partners Limited Partnership. Artisan Investment Corporation is the general partner of Artisan Holdings LP. ZFIC, Inc., is the sole stockholder of Artisan Investment Corporation. Andrew A. and Carlene M. Ziegler are the principal stockholders of ZFIC, Inc.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the company’s officers and directors, and persons who own more than 10% of the company’s outstanding common stock, to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership, reports of changes in ownership and annual reports of ownership of common stock. Such directors, officers and 10% stockholders are also required to furnish the company with copies of all such filed reports.

Based on its review of the forms it received, or written representations from reporting persons, the company believes that all of its directors, officers and 10% shareholders timely filed all required reports, if any, under Section 16(a) during 2009.

ADDITIONAL INFORMATION

Solicitation of Proxies/Cost

The company is making this proxy solicitation. We will bear the cost of the solicitation of proxies. Solicitation may be made by the company’s directors, officers and employees personally, by telephone or otherwise, but they will not be specifically compensated for these services.

Other Matters

The board of directors is not aware of any other matter that may be presented for action at the special meeting. If any other matter should be presented, the persons named as proxies will vote on such matter in accordance with their best judgment.

Stockholder Proposals

If we complete the DFS Merger, we will no longer have public stockholders or any public participation in our stockholder meetings. If we do not complete the DFS Merger, we intend to hold our next annual stockholder meeting in May of 2011 and, if you are still a stockholder as of the record date of such meeting, you would continue to be entitled to attend and participate in the meeting. Under federal securities laws, proposals to be submitted by stockholders for consideration at our next annual meeting and inclusion in our 2011 annual proxy statement and form of proxy must be received in writing by the Secretary of the company at our executive offices at 750 Washington Boulevard, Stamford, Connecticut 06901, not later than December 9, 2010. We will only consider proposals for inclusion in our proxy statement for an annual meeting that satisfy the requirements of applicable Securities and Exchange Commission rules.

In accordance with Rule 14a-8 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the company will accept proposals of stockholders for possible inclusion in the company’s 2011 proxy statement through the close of business on December 9, 2010.

Any proposal or nomination for director that a stockholder wishes to propose for consideration at the 2011 annual meeting of stockholders, but does not seek to include in the company’s proxy statement under the applicable Securities and Exchange Commission rules, must be submitted in accordance with the company’s bylaws, and must be received at the company’s principal executive offices no earlier than February 14, 2011, and no later than March 14, 2011. Any such proposal must be an appropriate subject for stockholder action under applicable law and must otherwise comply with the company’s bylaws and must be submitted in writing to the company’s corporate secretary c/o The Student Loan Corporation, 750 Washington Boulevard, Stamford, Connecticut 06901, or by telephone request to 203-975-6843.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. You may read and copy this information at the Securities and Exchange Commission’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the Public Reference Room. The Securities and Exchange Commission also maintains a web site that contains reports, proxy statements and other information about registrants, such as us, that file electronically with the Securities and Exchange Commission. The address of that site is http://www.sec.gov.

You should rely only on the information contained in this proxy statement to vote your shares of the company’s common stock at the special meeting. The company has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated November 1, 2010. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders is not intended to create any implication to the contrary.

Annex A

EXECUTION COPY

ASSET PURCHASE AGREEMENT

by and among

THE STUDENT LOAN CORPORATION,

as Seller, Servicer, SPV Administrator and Sponsor,

CITIBANK, N.A.,

in its individual capacity and as Depositor Eligible Lender Trustee, Conduit Eligible

Lender Trustee, Securitization Eligible Lender Trustee, Omnibus Lender and Indenture

Administrator,

CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION,

as Subservicer, Sub-Subservicer, Custodian and SPV Sub-Administrator,

SLC STUDENT LOAN RECEIVABLES I, INC.,

as Depositor,

SLM CORPORATION,

in its individual capacity,

BULL RUN 1 LLC,

as Securitization Buyer and Conduit Buyer,

SLM EDUCATION CREDIT FINANCE CORPORATION,

as successor Sponsor,

and

SALLIE MAE, INC.,

as successor Subservicer, successor Sub-Administrator and successor SPV Administrator

Dated as of September 17, 2010

A-i

(continued)

A-ii

APPENDICES

EXHIBITS

A-iii

SCHEDULES

Schedule A	-	Buyer Disclosure Schedule
Schedule B	-	Seller Disclosure Schedule
Schedule C	-	Assigned Contracts

A-iv

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (as the same may be amended or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), dated as of September 17, 2010 (the “Commitment Date”) is entered into by and among (i) The Student Loan Corporation, a Delaware corporation, as Seller, Servicer, SPV Administrator and Sponsor; (ii) Citibank, N.A., a national banking association, in its individual capacity and as Depositor Eligible Lender Trustee, Conduit Eligible Lender Trustee, Securitization Eligible Lender Trustee, Omnibus Lender and Indenture Administrator (“CBNA”); (iii) Citibank (South Dakota) National Association, a national banking association, as Subservicer, Sub-Subservicer, Custodian and SPV Sub-Administrator (“CSD”); (iv) SLC Student Loan Receivables I, Inc., a Delaware corporation, as Depositor, (v) SLM Corporation, a Delaware corporation, in its individual capacity (“Buyer Parent”); (vi) Bull Run 1 LLC, a Delaware limited liability company, as Securitization Buyer and Conduit Buyer; (vii) SLM Education Credit Finance Corporation, a Delaware corporation, as successor Sponsor (“Buyer Entity”); and (viii) Sallie Mae, Inc., a Delaware corporation, as successor Subservicer, successor Sub-Administrator and successor SPV Administrator (the “Buyer Subsidiary”).

W I T N E S S E T H:

WHEREAS, concurrently with the execution of this Agreement, The Student Loan Corporation is entering into an Asset Purchase Agreement, dated as of the date of this Agreement, by and among The Student Loan Corporation, CBNA, and CSD (as the same may be amended or otherwise modified from time to time in accordance with the terms thereof, the “CBNA Transaction Agreement”, and the transactions contemplated by the CBNA Transaction Agreement, the “CBNA Transaction”), pursuant to which, subject to the terms and conditions of the CBNA Transaction Agreement, immediately prior to the Closing, The Student Loan Corporation will sell to CBNA certain assets of The Student Loan Corporation, and CBNA will assume all the liabilities of The Student Loan Corporation and its Subsidiaries (other than the liabilities to be assumed by Buyer Parent pursuant to the Transactions and retained liabilities to remain with the Seller pursuant to the Merger Transaction);

WHEREAS, concurrently with the execution of this Agreement and the CBNA Transaction Agreement, The Student Loan Corporation is entering into an Agreement and Plan of Merger, dated as of the date of this Agreement (as the same may be amended or otherwise modified from time to time in accordance with the terms thereof, the “Merger Transaction Agreement”, and the transactions contemplated by the Merger Transaction Agreement, the “Merger Transaction”), by and among Discover Bank, a Delaware banking corporation (“Merger Buyer”), Academy Acquisition Corp, a Delaware corporation and The Student Loan Corporation, pursuant to which, subject to the terms and conditions of the Merger Transaction Agreement, immediately following the Closing, Academy Acquisition Corp. will merge with and into The Student Loan Corporation, with The Student Loan Corporation continuing as the surviving corporation, and the outstanding shares of common stock of The Student Loan Corporation (other than as specified in the Merger Transaction Agreement) will be converted into the right to receive the Merger Consideration (as defined in the Merger Transaction Agreement);

WHEREAS, the Seller is the owner of Trust Certificates, each evidencing 100% of the beneficial interest in a Securitization Trust securitizing a portfolio of FFELP Loans, which were sold by the Seller to the Depositor and by the Depositor to such Securitization Trust;

WHEREAS, the Trust Certificates are pledged to CBNA under the terms of the Omnibus Credit Agreement;

WHEREAS, the Seller has sold beneficial interests in FFELP Loans to SLC Conduit I LLC, a Delaware limited liability company (the “Funding Note Issuer”), a wholly-owned Subsidiary of the Seller, that finances such FFELP Loans through advances that are provided by Straight-A Funding, LLC, a conduit program, and that are secured by such FFELP Loans;

WHEREAS, the Seller, either directly or through Affiliates, provides loan servicing and other administrative services with respect to the Securitization Trusts and the Funding Note Issuer;

WHEREAS, the Seller and its Subsidiaries desire to sell, and Buyer Parent and certain of its Affiliates desire to purchase, the Seller’s interest in the Trust Certificates and the Seller’s entire Membership Interest in the Funding Note Issuer;

WHEREAS, CBNA will acquire a trust certificate evidencing the 100% beneficial interest in the 2010-1 Trust and the Depositor in the CBNA Transaction;

WHEREAS, the Seller and its Affiliates desire to assign or delegate certain of their administrative and loan servicing duties and obligations with respect to the Securitization Trusts and the 2010-1 Trust and the Funding Note Issuer, and Buyer Parent and certain of its Affiliates desire to assume, pay, perform and otherwise accept or discharge such duties and obligations; and

WHEREAS, concurrently with the execution of this Agreement, and as a condition to the willingness of the Buyer Parties to enter into this Agreement, CBNA is entering into (i) a Voting Agreement by and between Buyer Parent and Merger Buyer, a copy of which is attached as Exhibit A hereto (the “Voting Agreement”) and (ii) an Indemnification Agreement with Buyer Parent, a copy of which is attached as Exhibit B hereto (the “Indemnification Agreement”).

NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto intending to be legally bound hereby agree as follows:

ARTICLE I

DEFINITIONS, ACCOUNTING TERMS AND INTERPRETATION

Section 1.1 Defined Terms

Capitalized terms used but not otherwise defined herein shall have the meanings set forth in Appendix A of this Agreement (such meanings to be equally applicable to both singular and plural forms of the terms defined). Appendix A and the other appendices, exhibits and schedules to this Agreement shall constitute a part of this Agreement.

Section 1.2 Computation of Time Periods

In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”

Section 1.3 Accounting Terms and Principles

All accounting terms not specifically defined herein shall be construed in accordance with GAAP and all accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made in accordance with GAAP.

Section 1.4 Certain Terms

(a) The terms “herein,” “hereof,” “hereto” and “hereunder” and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

(b) Unless otherwise expressly indicated herein, (i) references in this Agreement to an Appendix, Exhibit, Schedule, Article, Section, clause or sub-clause refer to the appropriate Appendix, Exhibit or Schedule to, or Article, Section, clause or sub-clause in this Agreement and (ii) the words “above” and “below,” when following a reference to a clause or a sub-clause of any Transaction Document, refer to a clause or sub-clause within, respectively, the same Section or clause of such Transaction Document.

(c) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.

(d) References in this Agreement to any statute shall be to such statute as amended or modified from time to time and to any successor legislation thereto, in each case as in effect at the time any such reference is operative.

(e) The term “including” when used in any Transaction Document means “including without limitation” except when used in the computation of time periods.

(f) The terms “Seller” and “Buyers” include their respective permitted successors and assigns hereunder.

(g) References in this Agreement (including in Appendix A) to another agreement or instrument shall mean such agreement or instrument as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, except if pursuant to the terms of this Agreement any such agreement or instrument may only be amended, supplemented or otherwise modified with the consent of a party hereto, and then only if such consent is obtained. In addition, if pursuant to the terms of this Agreement any agreement or instrument is required to be amended, modified, restated or supplemented pursuant to this Agreement, any reference in this Agreement (including in Appendix A) to such agreement or instrument shall, unless otherwise separately defined herein, include such agreement or instrument as it has been amended, modified, restated or supplemented as required pursuant to this Agreement.

(h) In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(i) The Seller will have been deemed to have “made available” or “furnished” to Buyer Parent any documents referred to in this Agreement if the Seller has posted (or has caused to have been posted) true, correct and complete copies of such documents to the Data Room prior to the date of this Agreement.

Section 1.5 Disclosure Schedule

The Buyers and the Seller hereby acknowledge and agree that the disclosure of any item in any section of the Buyer Disclosure Schedule or the Seller Disclosure Schedule shall also be deemed to be disclosed with respect to any other section of the Buyer Disclosure Schedule or the Seller Disclosure Schedule, respectively, to which the relevance of such item is readily apparent on its face.

ARTICLE II

PURCHASE OF TRUST CERTIFICATES

Section 2.1 Purchase and Sale

(a) On the terms and subject to the satisfaction of the conditions set forth in this Agreement, including the conditions precedent set forth in ARTICLE IX and in reliance on the representations, warranties, covenants and agreements set forth in this Agreement, on the Closing Date, (i) the Seller hereby agrees to sell, transfer, assign and grant to the Securitization Buyer, without recourse to the Seller and without representations or warranties (except as specifically set forth herein), and the Securitization Buyer agrees to purchase from the Seller, the Seller’s right, title and interest in, to and under each of the Trust Certificates listed in Appendix B at its respective Certificate Purchase Price, in consideration of the payment of the aggregate Estimated Certificate Purchase Price to the Seller in the manner provided in Section 2.1(b) and subsequently adjusted pursuant to Section 2.1(e) and the agreement by the Securitization Buyer to assume, pay, perform and otherwise accept or discharge certain obligations and liabilities of a holder of such Trust Certificates, and (ii) the Securitization Buyer hereby agrees to assume, pay, perform and accept or otherwise discharge all such obligations and liabilities related to such Trust Certificates and the Securitization Trusts from and after the Closing. The aggregate Estimated Certificate Purchase Price will be based upon the Schedule of Trust Student Loans determined as of the Applicable Measuring Date (or, if the information is not available, as of the most recent month end for which information is available) (the “Initial Cutoff Date”), will be prepared on a basis consistent with the Model Purchase Price Calculation attached hereto as Exhibit 2.1(a) (the “Model Purchase Price Calculation”) and will be further adjusted after the Closing Date pursuant to Section 2.1(e) based upon the Schedule of Trust Student Loans determined as of the Applicable Measuring Date.

(b) Delivery or transfer of the Trust Certificates shall be made on the Closing Date at the time and in the manner agreed upon by the Seller and the Securitization Buyer, but in any event prior to the consummation of the Merger Transaction. On the Closing Date, the Securitization Buyer shall pay or cause to be paid to CBNA, as designee of the Seller, the Estimated Certificate Purchase Price for each Trust Certificate by wire transfer of immediately available funds in U.S. dollars to the account specified by CBNA to the Securitization Buyer by written notice at least two Business Days prior to the Closing Date. Upon receipt of evidence of the payment of the aggregate Estimated Certificate Purchase Price and receipt of a fully executed Accession Agreement, the Seller shall cause the Trust Certificates, accompanied by a written instrument of transfer and such signature guarantees and evidence of authority of the Persons signing the instrument of transfer as the Owner Trustee may require in accordance with the Securitization Trust Agreements, to be delivered along with the Accession Agreement and the Opinions of Counsel described in Section 2.3 to the Owner Trustee for transfer and for issuance of new Trust Certificates in the name of the Securitization Buyer or its designee.

(c) The sale and purchase of the Trust Certificates on the Closing Date shall be consummated upon (i) the execution and delivery by the Seller and the Securitization Buyer of the Trust Certificates Bill of Sale (which will include a Schedule of Trust Student Loans determined as of the Initial Cutoff Date), (ii) the payment by the Securitization Buyer to CBNA, as designee of the Seller, of the aggregate Estimated Certificate Purchase Price in the manner provided in Section 2.1(b), (iii) the assignment to the Securitization Buyer of the Trust Certificates in accordance with the applicable requirements under the related Securitization Trust Agreements, (iv) the Seller’s receipt of an executed Buyer Satisfaction Certificate and (v) the Securitization Buyer’s receipt of an executed Seller Satisfaction Certificate. Upon the satisfaction of such conditions, such sale and purchase shall be effective as of the Closing Date, prior to the consummation of the Merger Transaction.

(d) If the Owner Trustee requires the payment of a sum sufficient to cover the payment of any Taxes or other government charges required to be paid in connection with the sale and purchase of the Trust Certificates pursuant to Section 2.1(b), such sum shall be paid by the Buyer Parent and CBNA as provided in the Indemnification Agreement.

(e) Seller shall timely provide any information reasonably requested by the Buyer Parent to prepare an adjusted Schedule of Trust Student Loans, so that within fifteen (15) Business Days after the Closing Date, the Buyer Parent shall provide the Seller and CBNA with an adjusted Schedule of Trust Student Loans determined as of the Applicable Measuring Date and shall recalculate the Certificate Purchase Price for each Trust Certificate based upon such schedule to determine the aggregate Closing Certificate Purchase Price, with such calculation to be prepared on a basis consistent with the Model Purchase Price Calculation. CBNA shall have ten (10) Business Days to review and comment on the adjusted Schedule of Trust Student Loans and the adjusted Certificate Purchase Prices, including the aggregate Closing Certificate Purchase Price. During this period the Seller and

Buyer Parent (to the extent available to it) will provide information relating to the adjusted Schedule of Trust Student Loans and adjusted Certificate Purchase Prices as reasonably requested by CBNA and Buyer Parent, and Buyer Parent will meet with CBNA to discuss this information and the calculations. CBNA and Buyer Parent will reimburse Seller for its reasonable expenses incurred in connection with performing its obligations under this Section 2.1. If during this ten (10) Business Day period CBNA notifies the Buyer Parent that CBNA disagrees with these calculations, Buyer Parent and CBNA will meet to attempt to resolve any differences. If they are unable to agree on the adjustments within the next thirty (30) days, then the Buyer Parent and CBNA will be free to pursue an additional review by jointly selecting an independent accounting firm to review the calculations and make a determination as to the Closing Certificate Purchase Price. If CBNA and the Buyer Parent are unable to agree on an accounting firm, then they will apply to the American Arbitration Association to make the selection. (The independent accounting firm selected pursuant to this Section 2.1(e) is referred to herein as the “Arbitration Firm”). The Arbitration Firm will be instructed to complete its review within twenty (20) days and to calculate the Closing Certificate Purchase Price in accordance with this Section 2.1 and the Model Purchase Price Calculation. The decision of the Arbitration Firm will be final and binding on the Buyer Parent and CBNA.

(f) If the aggregate Closing Certificate Purchase Price exceeds the aggregate Estimated Certificate Purchase Price (as finally determined pursuant to Section 2.1(e)), then the Securitization Buyer shall pay CBNA the amount of such excess no later than ten (10) Business Days after the Closing Date by wire transfer of immediately available funds in U.S. dollars to the account specified by CBNA to the Securitization Buyer by written notice at least two Business Days prior to such payment. If the aggregate Closing Certificate Purchase Price is less than the aggregate Estimated Certificate Purchase Price, then CBNA on behalf of the Seller shall refund the Securitization Buyer the amount of such difference within ten (10) Business Days after the Closing Date by wire transfer of immediately available funds in U.S. dollars to the account specified by the Securitization Buyer to CBNA by written notice at least two Business Days prior to such payment. The Securitization Buyer acknowledges and agrees that the Seller shall have no responsibility for, or liability with respect to, the making of any payment required pursuant to the preceding sentence. The Seller and the Securitization Buyer shall each amend the Trust Certificates Bill of Sale to reflect the adjusted Schedule of Trust Student Loans determined as of the Closing Date and the aggregate Closing Certificate Purchase Price. If the aggregate Closing Certificate Purchase Price is less than the aggregate Estimated Certificate Purchase Price then CBNA on behalf of the Seller shall refund the Securitization Buyer the amount of such difference no later than ten (10) Business Days after the Closing Date by wire transfer of immediately available funds in U.S. dollars to the account specified by the Securitization Buyer to CBNA by written notice at least (2) two Business Days prior to such payment. The Securitization Buyer acknowledges and agrees that the Seller shall have no responsibility for, or liability with respect to, the making of any payment required pursuant to the preceding sentence. The Seller and the Trust Buyer shall amend the Trust Bill of Sale to reflect the Schedule of Trust Student Loans determined as of the Applicable Measuring Date and the Closing Certificate Purchase Price.

Section 2.2 Accession Agreement

On or prior to the Closing Date, the Securitization Buyer will provide the Seller with an executed Accession Agreement for Trust Certificates (the “Accession Agreement”) in substantially the form attached as Exhibit 2.2 or such other form as is acceptable to the Owner Trustee and is in accordance with the terms of the Securitization Trust Agreements.

Section 2.3 Opinions

On the Closing Date, pursuant to the terms of the Securitization Trust Agreements, the Seller will provide the Owner Trustee with Opinions of Counsel that (i) the transfer of the Trust Certificates will not cause any Securitization Trust to be treated for U.S. federal income tax purposes as an association (or publicly-traded partnership) taxable as a corporation and will not adversely affect the federal income tax treatment of the Noteholders in any material respect and (ii) the transfer of the Trust Certificates is exempt from registration under the 1933 Act and any applicable state securities Law.

Section 2.4 Rating Agencies

Prior to the Closing Date, the Seller shall deliver written notice to the applicable Rating Agencies of the sale of the Trust Certificates to the Securitization Buyer.

Section 2.5 Partial Release of Security Interest

On or prior to the Closing Date, CBNA, as the Omnibus Lender under the Omnibus Credit Agreement, shall release its security interest in the Trust Certificates concurrently with the sale of the Trust Certificates and the receipt of the proceeds of the aggregate Estimated Certificate Purchase Price (which will be applied to repay the Omnibus Loans) by executing a partial release substantially in the form attached as Exhibit 2.5, and the Omnibus Lender shall deliver the Trust Certificates held in its possession as collateral for the Omnibus Loans to the Owner Trustee for transfer to the Securitization Buyer in the manner provided in the Securitization Trust Agreements.

Section 2.6 Intent and Characterization

The Seller and the Securitization Buyer intend that the sale of the Trust Certificates pursuant to this Agreement and the Trust Certificates Bill of Sale constitute a valid sale of the Trust Certificates from the Seller to the Securitization Buyer, conveying good title to the Trust Certificates free and clear of any Lien, and that the beneficial interest in and title to the Trust Certificates shall not be part of the Seller’s estate in the event of the bankruptcy of the Seller or the appointment of a receiver with respect to the Seller. The Seller and the Securitization Buyer intend and agree to treat the transfer and assignment of the Trust Certificates as an absolute sale for Tax, financial and accounting purposes, and as an absolute and complete conveyance of title for property Law purposes.

ARTICLE III

ASSUMPTION OF SECURITIZATION DUTIES

Section 3.1 Duties of Indenture Administrator

CBNA in its role as Indenture Administrator agrees to remain in such capacity under the related Securitization Indenture for each Securitization Trust following the Closing Date (unless and until it is no longer qualified to serve in such capacity); provided, that at any time upon receipt of a written request from Buyer Parent, CBNA will agree to resign its position as Indenture Administrator pursuant to the terms of each related Securitization Indenture; provided, further, that CBNA may resign as Indenture Administrator at any time after the 18-month anniversary of the Closing Date subject to the terms of the Securitization Indenture for the applicable Securitization Trust; in either case, CBNA shall cooperate with and assist Buyer Parent, and the entity designated by Buyer Parent as the successor Indenture Administrator in all matters required to effect such replacement, including, but not limited to, the execution and delivery of all required documentation to evidence such resignation and replacement, the transfer of all applicable property, responsibilities and obligations to such successor, providing all required notices to each applicable Rating Agency and each related Securitization Indenture Trustee, and obtaining the consent of each related Owner Trustee.

Section 3.2 Securitization Eligible Lender Trustee

CBNA in its role as Securitization Eligible Lender Trustee agrees to remain in such capacity under the related Securitization Eligible Lender Trust Agreement following the Closing Date (unless and until it is no longer qualified to serve in such capacity); provided, that at any time upon receipt of a written request from Buyer Parent, CBNA will agree to resign its position as Securitization Eligible Lender Trustee pursuant to the terms of the Securitization Eligible Lender Trust Agreement; provided, further, that CBNA may resign as

Securitization Eligible Lender Trustee at any time after the 18-month anniversary of the Closing Date subject to the terms of the Securitization Eligible Lender Trust Agreement; in either case, CBNA shall cooperate with and assist Buyer Parent, and the entity designated by Buyer Parent as the successor Securitization Eligible Lender Trustee in all matters required to effect such replacement, including, but not limited to, the execution and delivery of all required documentation to evidence such resignation and replacement, the transfer of all applicable property, responsibilities and obligations to such successor, and providing all required notices, if any, as well as any required documentation to facilitate the transfer of ownership of the applicable Department Lender Identification Numbers and related state agency guarantee agreements.

Section 3.3 Appointment of Sub-Administrator

(a) Buyer Subsidiary wishes to act as Sub-Administrator to the Administrator for each Securitization Trust and the 2010-1 Trust, and the Seller, as Administrator, wishes to assign such administration responsibilities to Buyer Subsidiary. On the Closing Date,

(i) the Seller will enter into sub-administration agreements with Buyer Subsidiary, as sub-administrator (in such capacity, the “Sub-Administrator”) substantially in the form attached as Exhibit 3.3(a)(i) or such other form as mutually agreed upon by the Seller and Buyer Subsidiary (the “Sub-Administration Agreements”);

(ii) the Sub-Administrator and CSD (in such capacity, the “Sub-Sub-Administrator”) will enter into an agreement for each Securitization Trust and the 2010-1 Trust substantially in the form of Exhibit 3.3(a)(ii) or such other form as agreed upon between the Sub-Administrator and the Sub-Sub-Administrator (the “Sub-Sub-Administration Agreement”); and

(iii) the Sub-Sub-Administrator, the Seller and CBNA will enter into a service agreement for each Securitization Trust and the 2010-1 Trust substantially in the form of Exhibit 3.3(a)(iii) or such other form as agreed upon among the Sub-Sub-Administrator, the Seller and CBNA (the “Administration Services Agreement”).

(b) To the extent required pursuant to the related Securitization Administration Agreements, prior to the Closing Date, the Seller, as Administrator, shall use reasonable best efforts to obtain the consent of the Owner Trustee to the appointment of Buyer Subsidiary as Sub-Administrator. The Seller (with the reasonable cooperation of Buyer Subsidiary) will use reasonable best efforts to timely notify the applicable Rating Agencies of their intention to enter into the Sub-Administration Agreements as and if required pursuant to such related Securitization Administration Agreements, and if required thereby, to obtain confirmation from the applicable Rating Agencies of the rating of the Securitization Notes issued by the related Securitization Trust or 2010-1 Trust after giving effect to the Sub-Administration Agreements and Sub-Sub-Administration Agreements. The Seller and Buyer Subsidiary will use reasonable best efforts and cooperation to effect the appointment of Buyer Subsidiary as the successor Administrator if the Administrator is terminated pursuant to an administrator default (provided a sub-administrator default has not occurred under the terms of the Sub-Administration Agreement).

Section 3.4 Assumption of Duties of Subservicer

(a) Buyer Subsidiary wishes to act as Subservicer to the Servicer for the Trust Student Loans, and the Seller, as Servicer, wishes to assign such subservicing responsibilities to Buyer Subsidiary. On the Closing Date,

(i) the Seller will terminate the existing Securitization Subservicing Agreements with CSD and will enter into subservicing agreements with Buyer Subsidiary as the replacement subservicer substantially in the form of Exhibit 3.4(a)(i) or such other form as mutually agreed upon by the Servicer and Buyer Subsidiary (the “Replacement Subservicing Agreements”);

(ii) the Subservicer and CSD (in such capacity, the “Sub-Subservicer”) will enter into an agreement for each Securitization Trust and the 2010-1 Trust substantially in the form of Exhibit 3.4(a)(ii) or such other form as agreed upon among the Subservicer and the Sub-Subservicer (the “Sub-Subservicing Agreement”), and

(iii) the Sub-Subservicer, the Seller and CBNA will enter into a services agreement for each Securitization Trust substantially in the form of Exhibit 3.4(a)(iii) or such other form as agreed upon among the Sub-Subservicer, the Seller and CBNA (the “Servicing Services Agreement”).

(b) Pursuant to Section 3.19 of each Securitization Servicing Agreement, prior to the Closing Date, the Seller, as Servicer shall appoint Buyer Subsidiary as Subservicer. The Seller (with the reasonable cooperation of Buyer Subsidiary) will use reasonable best efforts to timely notify the applicable Rating Agencies as and if required, and if required, to obtain confirmation from the applicable Rating Agencies of the rating of the Securitization Notes issued by the related Securitization Trust after giving effect to the Replacement Subservicing Agreements and Sub-Subservicing Agreements. The Seller (with the reasonable cooperation of Buyer Subsidiary) will use reasonable best efforts to obtain the written agreement of the Owner Trustee to the appointment of Buyer Subsidiary as the successor servicer if the Servicer is terminated pursuant to a servicer default (provided a Subservicer default has not occurred under the terms of the Replacement Subservicing Agreement).

Section 3.5 Assumption of Obligations of the Seller under the Securitization Master Terms Purchase Agreements

Effective as of the Closing Date, Buyer Entity shall assume, pay, perform and otherwise accept or discharge the repurchase, indemnity and other ongoing obligations of the Seller pursuant to each of the Securitization Master Terms Purchase Agreements, and Buyer Entity and Seller shall execute an assignment and assumption agreement substantially in the form of Exhibit 3.5 or in such other form as Buyer Parent and the Seller may agree to (the “Assumption of Obligations of the Seller under Master Terms Purchase Agreements”).

Section 3.6 Makewhole and Participation Agreement

Effective as of the Closing Date, CBNA and Buyer Entity shall enter into a purchased loan makewhole and participation agreement, substantially in the form of Exhibit 3.6 or such other form as CBNA and Buyer Entity may agree to (the “Makewhole and Participation Agreement”).

Section 3.7 Costs and Expenses

All third party costs and expenses associated with effecting the transfer of the ownership of the Trust Certificates and the transfer of various obligations from The Student Loan Corporation and its affiliates and CBNA and its Affiliates, on the one hand, to Buyer Parent and its Affiliates, on the other hand, that are incurred on or prior to the Closing Date, including, without limitation, the sending of all notices, the obtaining of all consents, and the payment of the fees, cost and expenses (including attorneys fees and expenses) of all rating agencies and trustees, but excluding the costs of the attorneys for the Buyer Parties, shall be shared equally between Buyer Parent and CBNA until such costs and expenses of the Buyer Parties exceed $1,000,000; then CBNA shall pay all such costs and expenses of Buyer Parties in excess of $1,000,000.

ARTICLE IV

PURCHASE OF FUNDING NOTE ISSUER

Section 4.1 Purchase and Sale

(a) On the terms and subject to the satisfaction of the conditions set forth in this Agreement, including the conditions precedent set forth in ARTICLE IX and in reliance on the representations, warranties, covenants and agreements set forth in this Agreement, the Seller hereby agrees to sell and assign all of its Membership Interests in the Funding Note Issuer, without recourse to the Seller and without representations or warranties

(except as specifically set forth herein), to the Conduit Buyer, and the Conduit Buyer hereby agrees to purchase the entire Membership Interests in the Funding Note Issuer from the Seller and to assume, pay, perform and otherwise accept or discharge all Buyer Assumed Obligations of the sole member of the Funding Note Issuer. Such Membership Interest will be purchased from the Seller and the Estimated Conduit Purchase Price will be based upon the Schedule of Financed Student Loans determined as of the Initial Cutoff Date, and the Estimated Conduit Purchase Price will be calculated on a basis consistent with the Model Purchase Price Calculation and will be further adjusted pursuant to this Section 4.1 after the Closing based upon an adjusted Schedule of Financed Student Loans determined as of the Applicable Measuring Date. The Financed Student Loans will be identified on the Closing Date in the Conduit Bill of Sale. As further described in Section 5.2, on the Closing Date, the Conduit Buyer shall pay or cause to be paid all outstanding Subordinated Loans of the Funding Note Issuer, together with accrued interest thereon, up to and including the Closing Date.

(b) Delivery or transfer of the Membership Interest shall be made on the Closing Date at the time and in the manner agreed upon by the Seller and the Conduit Buyer, but in any event prior to the consummation of the Merger Transaction. On the Closing Date, the Conduit Buyer shall pay or cause to be paid to CBNA, as designee of the Seller, the Estimated Conduit Purchase Price by wire transfer of immediately available funds in U.S. dollars to the account specified by CBNA to the Conduit Buyer by written notice at least two (2) Business Days prior to the Closing Date at the time and in the manner mutually agreed upon by CBNA and the Conduit Buyer.

(c) The sale and purchase of the Membership Interests on the Closing Date shall be consummated upon (i) execution and delivery by the Seller and the Conduit Buyer of a Conduit Bill of Sale (which will include a Schedule of Financed Student Loans determined as of the Initial Cutoff Date and the assignment and assumption referred to in Section 4.4) with respect to the Membership Interests, (ii) the payment by or on behalf of the Conduit Buyer of the Estimated Conduit Purchase Price in the manner provided in Section 4.1(b), (iii) receipt of written consent of the Conduit Manager and the Conduit Lender described in Section 4.5, (iv) delivery of the opinions described in Section 4.3, (v) the Seller’s receipt of an executed Buyer Satisfaction Certificate and (vi) the Conduit Buyer’s receipt of an executed Seller Satisfaction Certificate. Upon the satisfaction of such conditions, such sale and purchase shall be effective as of the Closing Date, prior to the consummation of the Merger Transaction.

(d) Seller shall timely provide any information reasonably requested by the Conduit Buyer to prepare an adjusted Schedule of Financed Student Loans, so that within fifteen (15) Business Days after the Closing Date, the Conduit Buyer shall provide the Seller and CBNA with a Schedule of Financed Student Loans determined as of the Applicable Measuring Date and shall calculate the Conduit Purchase Price based upon such schedule to determine the Closing Conduit Purchase Price, with such calculation to be prepared on a basis consistent with the Model Purchase Price Calculation. CBNA shall have ten (10) Business Days to review and comment on the Schedule of Financed Student Loans and the Closing Conduit Purchase Price. During this period the Seller and Buyer Parent (to the extent available to it) will provide information relating to the adjusted Schedule of Financed Student Loans and adjusted Closing Conduit Purchase Prices as reasonably requested by CBNA and Conduit Buyer, and Conduit Buyer will meet with CBNA to discuss this information and the calculations. CBNA and Buyer Parent will reimburse Seller for its reasonable expenses incurred in connection with performing its obligations under this Section 4.1(d). If during this ten (10) Business Day period CBNA notifies the Conduit Buyer that CBNA disagrees with these calculations, Conduit Buyer and CBNA will meet to attempt to resolve any differences. If they are unable to agree on the adjustments within the next thirty days, then the Conduit Buyer and CBNA will be free to pursue an additional review by jointly selecting a third party independent accounting firm to review the calculations and make a determination as to the Closing Conduit Purchase Price. If CBNA and the Conduit Buyer are unable to agree on a third party accounting firm, then they will apply to the American Arbitration Association to make the selection. The independent accounting firm selected pursuant to this Section 4.1(d) is referred to herein as the (“Conduit Arbitration Firm”). The Conduit Arbitration Firm will be instructed to complete its review within 20 days and to calculate the Closing Conduit Purchase Price in accordance with this Section 4.1 and the Model Purchase Price Calculation. The decision of the Conduit Arbitration Firm will be final and binding on the Buyer Parent and CBNA.

(e) If the Closing Conduit Purchase Price exceeds the Estimated Conduit Purchase Price (as finally determined pursuant to Section 4.1(d)), then the Conduit Buyer shall pay CBNA the amount of such excess no later than ten (10) Business Days after the Closing Date by wire transfer of immediately available funds in U.S. dollars to the account specified by CBNA to the Conduit Buyer by written notice at least two Business Days prior to such payment. If the Closing Conduit Purchase Price is less than the Estimated Conduit Purchase Price, then CBNA on behalf of the Seller shall refund the Conduit Buyer the amount of such difference no later than ten (10) Business Days after the Closing Date by wire transfer of immediately available funds in U.S. dollars to the account specified by the Conduit Buyer to CBNA by written notice at least two Business Days prior to such payment. The Conduit Buyer acknowledges and agrees that the Seller shall have no responsibility for, or liability with respect to, the making of any payment required pursuant to the preceding sentence. The Seller and the Conduit Buyer shall amend the Conduit Bill of Sale to reflect the Schedule of Financed Student Loans determined as of the Applicable Measuring Date and the Closing Conduit Purchase Price.

Section 4.2 No Dividends, Repayments or Returns of Capital Contributions; Excess Cash

(a) The Seller agrees that from and including the Commitment Date to and including the Closing Date, without the prior written consent of the Conduit Buyer, (i) it will cause the Funding Note Issuer not to declare any dividends, repay any subordinated loans (other than pursuant to the Subordinated Credit Agreement) or return any capital contributions of its Member or (ii) except as required under the terms of the Conduit Program, sell or distribute any asset or incur any new obligation not required under the Funding Note Purchase Agreement.

(b) In the event that as of the Closing Date the Funding Note Issuer has cash on hand that exceeds its accrued expenses as of the Applicable Measuring Date, in each case to the extent that such cash and liabilities are not reflected in the Schedule of Financed Student Loans and related materials prepared pursuant to Section 4.1 (as finally adjusted pursuant to Section 4.1), either the Funding Note Issuer will distribute the amount of such extra cash to the Seller or the Buyer Parent will pay such amount to the Seller, in each case within five (5) Business Days after completion of the purchase price adjustment process contemplated by Section 4.1.

Section 4.3 Opinions

On the Closing Date, pursuant to Section 13.1(a) of the limited liability company agreement of the Funding Note Issuer, the Conduit Buyer shall deliver to the Funding Note Issuer Opinions of Counsel that the proposed transfer of the Membership Interests to the Conduit Buyer will not cause the Funding Note Issuer (i) to be treated as a publicly traded partnership for U.S. federal income tax purposes or (ii) to be an investment company subject to registration under the Investment Company Act.

Section 4.4 Assignment and Assumption

Subject and in addition to the other conditions in this ARTICLE IV, in accordance with Section 13.1(b) of the limited liability company agreement of the Funding Note Issuer, the Seller agrees to admit the Conduit Buyer as the sole member of the Funding Note Issuer if the Conduit Buyer executes the Conduit Bill of Sale substantially in the form of Exhibit 4.4 containing the terms of assignment and assumption agreement or in such other form as may be mutually acceptable to the Seller and the Conduit Buyer.

Section 4.5 Consents

Prior to the Closing Date and pursuant to Section 13.1(a) of the limited liability company agreement of the Funding Note Issuer, the Seller shall use its reasonable best efforts to obtain the prior written consent of the Conduit Manager and the Conduit Lender to transfer the Membership Interest to the Conduit Buyer, and to the extent required, the Department of Education.

Section 4.6 Release

Unless otherwise prohibited by the Department of Education, the Seller and the Funding Note Issuer will deliver a mutual release at the Closing substantially in the form of Exhibit 4.6 hereto (the “Conduit Mutual Release”).

Section 4.7 Intent and Characterization

The Seller and the Conduit Buyer intend that the sale of the Membership Interest in the Funding Note Issuer pursuant to this Agreement and the Conduit Bill of Sale constitute a valid sale of such Membership Interest from the Seller to the Conduit Buyer, conveying good title to such Membership Interest free and clear of any Lien), and that the beneficial interest in and title to such Membership Interest shall not be part of the Seller’s estate in the event of the bankruptcy of the Seller or the appointment of a receiver with respect to the Seller. The Seller and the Conduit Buyer intend and agree to treat the transfer and assignment of such Membership Interest as an absolute sale for Tax, financial and accounting purposes, and as an absolute and complete conveyance of title for property Law purposes.

ARTICLE V

ASSUMPTION OF CONDUIT DUTIES

Section 5.1 Department Agreements

The applicable Parties will enter into the agreements set forth on Exhibit 5.1, (collectively the “Department Form Agreements”) in a form which is acceptable to the Department, pursuant to which, effective as of the Closing Date, the applicable Buyer Parties will assume all of the duties and obligations of the Seller in its various capacities under the Conduit Program.

Section 5.2 Conduit Subservicing

On the Closing Date,

(i) Buyer Subsidiary, as successor master servicer, and CSD will enter into a subservicing agreement and a related supplemental subservicing agreement in the forms of Exhibit 5.2(i) or such other forms as mutually agreed upon by such parties and which are acceptable to the Department (the “Conduit Replacement Subservicing Agreement”);

(ii) the Seller, CSD and CBNA will enter into a services agreement for the Funding Note Issuer substantially in the form of Exhibit 5.2(ii) or such other form as agreed upon among the Seller, CSD and CBNA (the “Conduit Servicing Services Agreement”).

Section 5.3 Conduit Administration

On the Closing Date,

(a) Buyer Subsidiary will be appointed as SPV Administrator for the Funding Note Issuer;

(b) CSD will enter into an SPV Sub-Administration Agreement substantially in the form of Exhibit 5.3(b) or such other form as agreed upon by the Buyer Subsidiary and CSD; and

(c) CSD, the Seller and CBNA will enter into a services agreement for the Funding Note Issuer substantially in the form of Exhibit 5.3(c) or such other form as agreed upon among CSD, the Seller and CBNA (the “Conduit Services Agreement”).

Section 5.4 Termination of Subordinated Credit Agreement

On the Closing Date, Buyer Parent shall pay or cause to be paid all outstanding Subordinated Loans of the Funding Note Issuer, together with accrued interest thereon, up to and including the Closing Date. Upon receipt of such payment amounts, the Seller, as Subordinated Note Lender, and the Funding Note Issuer, as borrower, shall be deemed to have designated the Closing Date as the maturity date for all such Subordinated Loans, the Subordinated Promissory Note shall be cancelled and the Subordinated Credit Agreement shall be terminated. Buyer Parent shall be responsible for arranging for another subordinated credit agreement for the Funding Note Issuer as may be required pursuant to the terms of the Conduit Program.

Section 5.5 Conduit Eligible Lender Trustee

(a) CBNA in its role as Conduit Eligible Lender Trustee agrees to remain in such capacity under the related Conduit Eligible Lender Trust Agreement following the Closing Date (unless and until it is no longer qualified to serve in such capacity); provided, that at any time upon receipt of written requested from Buyer Parent, CBNA will agree to resign its position as Conduit Eligible Lender Trustee pursuant to the terms of the Conduit Eligible Lender Trust Agreement; provided, further, that CBNA may resign as Conduit Eligible Lender Trustee at any time after the 18 month anniversary of the Closing Date subject to the terms of the Conduit Eligible Lender Trust Agreement; in either case, CBNA shall cooperate with and assist Buyer Parent, and the entity designated by Buyer Parent as the successor Conduit Eligible Lender Trustee in all matters required to effect such replacement, including, but not limited to, the execution and delivery of all required documentation to evidence such resignation and replacement, the transfer of all applicable property, responsibilities and obligations to such successor, providing all required notices, if any, and obtaining the consent of all required parties including without limitation the Conduit Manager on behalf of the Conduit Lender.

(b) CBNA will provide reasonable cooperation with any successor Conduit Eligible Lender Trustee and agrees to execute and deliver any required documentation to facilitate the transfer of the ownership of the applicable Department Lender Identification Numbers and related state agency guarantee agreements.

Section 5.6 Consents; Costs and Expenses

(a) Prior to the Closing Date, Seller and Buyer Subsidiary shall notify and shall use their reasonable best efforts to obtain the consent of the Department of Education, the Conduit Administrator and the Conduit Manager to the execution and delivery of the Conduit Replacement Servicing Agreement and the Conduit Replacement Subservicing Agreement, and to the extent required, the Amended and Restated Funding Note Purchase Agreement and the Amended and Restated Conduit Student Loan Purchase Agreement.

(b) All third party costs and expenses associated with effecting the transfer of the ownership of the Funding Note Issuer, that are incurred on or prior to the Closing Date, including, without limitation, the sending of all notices, the obtaining of all consents, and the payment of the fees, cost and expenses (including attorneys fees and expenses, including, without limitation, attorneys for the Conduit Administrator and the Department of Education) of all rating agencies and conduit related parties, but excluding the costs of attorneys for the Buyer Parties and Seller Parties, shall be shared equally between Buyer Parent and CBNA until such costs and expenses of the Buyer Parties exceed $1,000,000; then CBNA shall pay all such costs and expenses of Buyer Parties in excess of $1,000,000.

ARTICLE VI

DEPOSITOR AGREEMENT

On the Closing Date, the Seller, the Depositor, the Securitization Sub-Administrator, the Servicer and each subservicer to the Depositor’s public and private securitization trusts shall enter into a depositor agreement substantially in the form of Exhibit 6 (the “Depositor Agreement”) or such other form as agreed upon among the parties thereto.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES

Section 7.1 Representations and Warranties of each Party

Each party to this Agreement represents and warrants to each of the other parties to this Agreement, for their benefit and for the benefit of each of their respective successors and permitted assigns, as of the Commitment Date and as of the Closing Date, that:

(a) Organization; Power

Such party is duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its organization or formation, has all requisite corporate or similar power and authority to carry on its business as now conducted and to perform its obligations under the Transaction Documents to which it is a party and, except where the failure individually or in the aggregate would not have a material adverse effect on its ability to timely perform its material obligations under such Transaction Documents, is duly qualified, has obtained all licenses and approvals to do business and is in good standing in each jurisdiction where such qualification or licensing is required.

(b) Authorization; Enforceability; Due Execution and Delivery

Such party has all necessary corporate or similar power and authority to execute and deliver the Transaction Documents to which it is a party, to perform its obligations thereunder and to consummate the Transactions contemplated thereby. The execution and delivery by such party of the Transaction Documents to which it is a party and the consummation by such party of the Transactions contemplated thereby have been duly and validly authorized by all necessary corporate or similar action of such party, and no other proceedings on the part of such party are necessary to authorize the execution and delivery of the Transaction Documents or to consummate the Transactions contemplated thereby (other than, with respect to the Seller, the receipt of the Seller Stockholder Approval). The Transaction Documents to which such party is a party have been (or at the time of the Closing, will be) duly and validly executed and delivered by such party and, assuming the due authorization, execution and delivery of each other party, the Transaction Documents to which such party is a party constitute a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles, regardless of whether considered in a proceeding in equity or at law).

(c) Government and Third Party Approvals; No Conflicts

Except as would not reasonably be expected to have a material adverse effect on such party’s ability to timely perform its material obligations under the Transaction Documents to which such party is a party and except as set forth in Section 7.1(c) of the Seller Disclosure Schedule or Section 7.1(c) of the Buyer Disclosure Schedule, as applicable, the execution and delivery of the Transaction Documents to which such party is a party by such party and the consummation of the Transactions contemplated thereby do not and will not (i) require any consent, approval, registration or filing with any Governmental Authority or any other third party by such party except for (A) those that have been obtained and are in full force and effect and (B) the applicable requirements of the Exchange Act, (ii) violate any Law, the certificate of incorporation or by-laws or other organizational documents of such party or its Subsidiaries or any Order applicable to such party, (iii) violate, conflict with or result in a default under any indenture, agreement or other instrument binding upon such party or its Subsidiaries or assets or give rise to a right thereunder to require any payment by such party or its Subsidiaries or (iv) result in any Lien on any assets of such party or its Subsidiaries.

(d) Litigation

There is no investigation, claim, action or proceeding by or before any arbitrator or Governmental Authority pending or, to the knowledge of such party, threatened, against such party or its Subsidiaries, and there is no Order, before any arbitrator or Governmental Authority, in each case, as would reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect or a Seller Material Adverse Effect, as applicable. As of the Commitment Date, there is no action, investigation or proceeding pending or, to the knowledge of such party, threatened against or affecting, such party that challenges or seeks to prevent, enjoin, alter or materially delay the Transactions.

(e) Compliance with Law

Such party and each of its Subsidiaries is in compliance with all applicable Laws, except where the failure to be in compliance would not reasonably be expected to have a material adverse effect on such party’s ability to timely perform its material obligations under any Transaction Documents to which it is a party or would not reasonably be expected to have a Seller Material Adverse Effect or Buyer Material Adverse Effect, as the case may be.

(f) Brokers

No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transaction Documents or the Transactions based upon arrangements made by such party (other than, in the case of the Seller, Moelis & Company LLC and, in the case of Buyer Parent, Goldman, Sachs & Co.).

Section 7.2 Additional Representations and Warranties of the Seller

The Seller represents and warrants to each of the other parties to this Agreement, for their benefit and for the benefit of each of their respective successors and permitted assigns, as of the Commitment Date and as of the Closing Date, that:

(a) Seller Recommendation

In connection with its approval of the Transactions and the Related Transactions, the Board of Directors of the Seller (upon the recommendation of the Special Committee), at a meeting duly called and held, has (i) approved the Transaction Documents and the Transactions, (ii) determined that the Transactions are advisable and fair to and in the best interests of, the stockholders of the Seller, and (iii) resolved to submit this Agreement to the stockholders of the Seller for approval, file the Proxy Statement with the SEC and, subject to Section 10.4, make the Seller Recommendation.

(b) Investment Company Act Status

None of the Seller, the Funding Note Issuer, the Depositor, or any Securitization Trust is an investment company as defined in the Investment Company Act.

(c) Solvency

The Seller is Solvent as of the Commitment Date and as of the Closing Date.

(d) Title and Security

(i) The Seller holds good and marketable title to the Trust Certificates, the Membership Interest and in the Funding Note free and clear of all Liens other than Liens granted under the Omnibus Credit

Agreement that shall be released on or prior to the Closing Date. The Funding Note Issuer holds good and marketable title to the Financed Student Loans free and clear of all Liens other than the security interest of the Conduit Lender under the Funding Note Purchase Agreement and provided that the Conduit Eligible Lender Trustee holds legal title to the Financed Student Loans.

(ii) At the Closing the Seller will transfer good and marketable title to the Acquired Assets free and clear of all Liens.

(e) Compliance with Laws with respect to Origination of Student Loans

With respect to each state or jurisdiction therein in which the Seller or any of its Affiliates undertakes origination activities, the Seller or such Affiliate is in compliance and has complied in all material respects with such state’s or jurisdiction’s (as applicable) Laws, settlement agreements and other standards and procedures, including those promulgated by agencies or officers thereof, applicable to it and pertaining to the conduct of participants in the student loan industry to the extent the Seller or any such Affiliate has assented to such voluntary code of conduct.

(f) Compliance with FFELP

The Seller has administered, operated and maintained its federal family education loan program in such manner as to ensure that such program and the Trust Student Loans and Financed Student Loans will benefit, in all material respects, from FFELP, the Guarantee Agreements related thereto and the federal program of reimbursement for FFELP student loans pursuant to the Higher Education Act. The Seller has been and is currently in good standing with the Department of Education and has timely submitted all annual audit and other reports required by the Higher Education Act.

(g) Compliance with Law

All automated data processing systems used by the Seller or its Subsidiaries comply and have complied in all material respects with all applicable Laws governing guaranty or loan originator or servicing, including, the Gramm-Leach-Bliley Act of 1999 restrictions, information reporting requirements of the Internal Revenue Service and credit bureau report format requirements of the Consumer Data Industry Association and applicable state Law restrictions on the use of Social Security numbers in correspondence related to the Acquired Assets.

(h) Compliance with Securitizations

Neither the Seller nor any of its Subsidiaries is in default under, or in material breach of, any provision of any agreement relating to (i) a Securitization Trust, (ii) the Financed Student Loans or (iii) any private loans owned or at one time owned by a Private Securitization Trust. The Depositor is not in default under, or in material breach of, any provision of any agreement relating to a Private Securitization Trust. The Seller does not have any obligations as a holder of the Trust Certificates except pursuant to the agreements and instruments listed on Section 7.2(h) of the Seller Disclosure Schedule.

(i) Servicing Agreements

Section 7.2(i) of the Seller Disclosure Schedule is a true and complete list of all existing agreements of the Seller and its Subsidiaries relating to the servicing or administering of FFELP Loans held by any of the Securitization Trusts or any of the Financed Student Loans (collectively, the “Applicable Loans”).

(j) Loan Repurchases

Section 7.2(j) of the Seller Disclosure Schedule sets forth the dollar amounts of any FFELP Loan or private student loan that has been purchased, repurchased or substituted by the Seller or any of its Subsidiaries as a result of a breach of any representation, warranty or covenant contained in any agreement relating to (i) a Securitization Transaction, (ii) a securitization transaction sponsored by a third party as to which the Seller or any of its Subsidiaries has sold FFELP Loans or private student loans or as to which the Seller or any of its Subsidiaries is servicing or administering FFELP Loans or private student loans or (iii) the sale of any FFELP Loans or private student loans by the Seller or any of its Subsidiaries to a third party. Neither the Seller nor any of its Subsidiaries has received a request since January 1, 2007 to purchase, repurchase or substitute any FFELP loans or private student loans as a result of a breach of any representation, warranty or covenant contained in any Securitization Basic Document or document relating to private student loan securitization as applicable that has not been satisfied, waived or withdrawn.

(k) Agreements with Regulators

Except as set forth in Section 7.2(k) of the Seller Disclosure Schedule, neither the Seller nor any of its Subsidiaries is subject to any material cease-and-desist or other material order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been since January 1, 2007 a recipient of any supervisory letter from, or has been ordered to pay any material civil money penalty by, relating to the conduct of its business relating to the Applicable Loans, or since January 1, 2007 has adopted any related policies, procedures or resolutions of the board of directors or any committee thereof at the request or suggestion of, any Governmental Authority relating to the Applicable Loans and addressed specifically to the Seller and not the industry in general.

(l) Securitization Transactions

Except as would not be reasonably expected to have, individually or in the aggregate, a Seller Material Adverse Effect:

(i) Section 7.2(l)(i) of the Seller Disclosure Schedule sets forth, as of the date of this Agreement, a list of all Securitization Trusts and Private Securitization Trusts and other types of securitizations (including warehouse, reverse repurchase and asset-backed commercial paper programs) or similar transactions (each a “Securitization Transaction”) effected by the Seller or any of its Subsidiaries since January 1, 2007 and relating to FFELP Loans or private education loans. The Seller has made available to Buyer true and correct copies of the documentation creating or governing each Securitization Transaction.

(ii) Except as set forth in Section 7.2(l)(ii) of the Seller Disclosure Schedule, neither the Seller nor any of its Subsidiaries nor, to the Knowledge of the Seller, the Depositor Eligible Lender Trustee, the Securitization Eligible Lender Trustee, the Conduit Eligible Lender Trustee, the Indenture Administrator, any indenture trustee, master servicer, subservicer, Securitization Trust, or Private Securitization Trust with respect to any Securitization Transaction, has taken or failed to take any action which would reasonably be expected to adversely affect the intended tax characterization or tax treatment for federal, state or local income or franchise tax purposes of the related Securitization Trust or Private Securitization Trust, as applicable or any securities issued in any such Securitization Transaction. Except as set forth in Section 7.2(l)(ii) of the Seller Disclosure Schedule, to the Knowledge of the Seller, (i) all federal, state and local income or franchise tax and information returns and reports required to be filed by the Seller, the Depositor Eligible Lender Trustee, the Securitization Eligible Lender Trustee, the Conduit Eligible Lender Trustee, any indenture trustee, master servicer, subservicer, Securitization Trust or Private Securitization Trust relating to any Securitization Transaction, and (ii) all tax elections required to be made in connection therewith, have been properly filed or made.

(m) Affiliate Transactions

Section 7.2(m) of the Seller Disclosure Schedule sets forth each material contract, arrangement, commitment or understanding, in effect as of the Commitment Date hereof and related to the Acquired Assets or

Applicable Loans, between (x) the Seller and its Subsidiaries, on the one hand, and (y) CBNA, any of its Affiliates (other than the Seller and its Subsidiaries), or any officer or director of the Seller or any of its Subsidiaries, on the other hand. Section 7.2(m) of the Seller Disclosure Schedule sets forth each material contract, arrangement, commitment or understanding, in effect as of the Commitment Date but not related to the Acquired Assets or Applicable Loans, between the Depositor on the one hand, and Seller or any of its Affiliates, on the other hand, including any Private Securitization Basic Documents. The Seller has delivered or made available true and correct copies of all contracts listed in Section 7.2(m) of the Seller Disclosure Schedule.

(n) Data Tape

The Data Tape prepared as of June 30, 2010 previously delivered to Buyer is true and correct, contains all of the information it purports to contain and fairly presents, in all material respects, the information contained therein. Section 7.2(n) of the Seller Disclosure Schedule accurately sets out a description of the meanings of the codes that are used on the Data Tape, which descriptions shall be supplemented by the Seller from time to time upon the reasonable request of the Buyer in connection with the Buyer’s review of the Date Tape. The Data Tape includes all loans included in the Applicable Loans as of the date thereof. For purposes of this Agreement, “Data Tape” means, as of the relevant date, a data storage disk produced by the Seller from its management information system setting forth the applicable information for each loan in the Acquired Assets in the form of the June 30, 2010 Data Tape previously delivered to Buyer.

(o) Additional Seller Representations and Warranties regarding the Trust Student Loans and Financed Student Loans

(i) The Seller affirms each of its representations and warranties set forth in Appendix E and Appendix F and as of the Closing Date affirms the accuracy of the information provided in each Bill of Sale.

(ii) In addition, the Seller hereby confirms that as of the Commitment Date and as of the Closing Date: (A) all required reports on Forms 10-K, 10-D and 8-K have been timely filed with the SEC for each Securitization Trust; (B) it has not received any notification regarding the continued effectiveness of the Depositor’s existing shelf registration statement; (C) as holder of the Trust Certificates, it has not directed or assigned any right to distributions from the related Securitization Trust to a third person; and (D) it has timely delivered all annual audited financial statements of the Funding Note Issuer and the Seller, certified by an independent public accounting firm, as required under the Funding Note Purchase Agreement (copies of which have been previously furnished to the Buyer Parent).

(p) Delivery of Transaction Agreements

Seller has delivered to Buyer Parent true, correct and complete copies of each of the CBNA Transaction Agreement, the Merger Transaction Agreement and any Related Transaction Documents in effect as of the date hereof, and all exhibits and disclosure schedules related to the foregoing.

(q) Vote Required

(i) Except for the Seller Stockholder Approval, there is no vote of holders of securities of the Seller that is necessary to approve and adopt this Agreement and the transactions contemplated hereby.

(ii) The affirmative vote of Seller’s stockholders holding a majority of the Seller’s outstanding stock entitled to vote at the Seller’s stockholders meeting approving the Merger Transaction Agreement and the transaction contemplated thereby is the only vote of Seller’s stockholders required to approve the Merger Transaction Agreement and the transactions contemplated thereby.

(r) Anti-Takeover Statutes, etc.

Seller has taken all such action necessary to exempt this Agreement and the transactions contemplated hereby from the provisions of Section 203 of the DGCL, and assuming the accuracy of the representations in

Section 7.3(e), no other state takeover, “moratorium,” “fair price,” “business combination” or similar statute or regulation under any applicable Law is applicable to the transactions contemplated by this Agreement. The Seller does not have in effect any stockholder rights plan, “poison pill” or similar plan or arrangements.

(s) Eligible Servicer

The Seller is now and has always been, an “eligible servicer” under the provisions of the FFELP program and has at times caused the Trust Student Loans and Financed Student Loans to be serviced by an “eligible servicer.”

(t) Funding Note Issuer; Compliance with LLC Agreement

(i) The Seller is the sole member of the Funding Note Issuer. There are no options, warrants or other rights to convert or exchange into or otherwise acquire any equity interest in the Funding Note Issuer. The Seller has provided true and correct copies of the Funding Note Issuer’s organizational documents and any minute book or other compilation of official actions of the sole member of any manager or management committee of the Funding Note Issuer.

(ii) The Funding Note Issuer has no obligations of any nature other than obligations under the agreements and instruments listed in Section 7.2(t)(ii) of the Seller Disclosure Schedule. The Seller has made available true and correct copies of all agreements and instruments to which the Funding Note Issuer is a party or by which its assets are bound, including any commitment to lend made to the Department of Education or any third party. The Funding Note Issuer has not breached in any material respect and is currently in compliance in all material respects with all agreements and instruments to which it is a party or by which any of its assets are bound.

(iii) The Funding Note Issuer is not obligated as borrower or guarantor or otherwise with respect to any indebtedness, except indebtedness issued in connection with the Conduit Program. The Funding Note Issuer’s assets are not subject to any Liens of any nature except Liens in connection with the Conduit Program.

(iv) The Funding Note Issuer is in compliance with the provisions of its limited liability company agreement and the Seller is in compliance with all of its obligations as a member under the Funding Note Issuer’s limited liability company agreement. The Funding Note Issuer is in compliance with all assumptions of fact relating to the Funding Note Issuer or the transfer of its assets contained in any true sale or nonconsolidation opinion delivered in connection with the Conduit Program.

(v) Except as set forth in Section 7.2(t)(v) of the Seller Disclosure Schedule, or except as would not reasonably be expected to have, individually or in the aggregate, a Seller Material Adverse Effect, neither the Seller nor any of its Affiliates has taken or failed to take any action which would reasonably be expected to adversely affect the intended tax characterization or tax treatment for federal, state or local income or franchise tax purposes of the Funding Note Issuer or any securities issued by the Funding Note Issuer. Except as set forth in Section 7.2(t)(v) of the Seller Disclosure Schedule, or except as would not reasonably be expected to have, individually or in the aggregate, a Seller Material Adverse Effect, to the Knowledge of the Seller, (i) all federal, state and local income or franchise tax and information returns and reports required to be filed by the Seller or its Affiliates relating in whole or in part to the Funding Note Issuer, and (ii) all tax elections required to be made in connection therewith, have been properly filed or made.

(u) Depositor

(i) The Seller has made available to the Buyer Parent true and correct copies of the Depositor’s Certificate of Incorporation and By-Laws, and the minute book of the Depositor made available to the Buyer Parent contains all minutes of meetings and written consents of the Board of Directors of the Depositor and any committee thereof and the stockholders of the Depositor.

(ii) The Depositor has no obligations of any nature except pursuant to the agreements and instruments identified in Section 7.2(u)(ii) of the Seller Disclosure Schedule. The Seller has made available true and correct copies of all agreements and instruments to which the Depositor is a party or by which its assets are bound. The Depositor has not breached in any material respect and is in compliance in all material respects with all agreements and instruments to which it is a party or by which any of its assets are bound.

(iii) The Depositor is not obligated as borrower or guarantor or otherwise with respect to any indebtedness for borrowed money. The Depositor’s assets are not subject to any Liens of any nature (provided, however, that the Depositor has granted security interests in the Trust Student Loans pursuant to Section 3(D) of the Securitization Master Terms Sale Agreements in the event that the sale and transfer of the related Trust Student Loans to the Securitization Trust is ever deemed to be re-characterized as a pledge of assets to secure a financing and not as a sale).

(iv) The Depositor is in all respects in compliance with its permitted purposes and activities clause and in all material respects in compliance with the other provisions of its Certificate of Incorporation and By-laws. The Depositor is in compliance with all material assumptions of fact relating to the Depositor or the transfer of its assets contained in any true sale or nonconsolidation opinion delivered in connection with any Securitization Transactions.

(v) The Depositor has timely filed all reports, schedules, forms, statements and other documents (including exhibits and other information incorporated therein) with the SEC required under the applicable requirements of the 1933 Act and the Exchange Act including reports on Form 10-D and Form 10-K (such documents, together with any documents filed during such period with the SEC on a voluntary basis on Current Reports on Form 8-K, the “Depositor SEC Reports”). As of the time it was filed with the SEC, each of the Depositor SEC Reports filed by the Depositor with the SEC was true and correct as of its applicable date, and contained all information that was required to be set forth therein.

(vi) No registration statement, prospectus, private placement memorandum or other offering documents, or any amendments or supplements to any of the foregoing, utilized in connection with the offering of securities in any Securitization Transaction, true and correct copies of which have been made available to Buyer, as of its effective date (in the case of a registration statement) or as of its issue date (in the case of any other such document), contained any untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, with the foregoing representation regarding untrue statements or omissions provided from the perspective of a purchaser of a security offered thereby.

(v) Electronic Promissory Notes

To the extent any Trust Student Loan or Financed Student Loan is evidenced by an electronic promissory note, the Seller complied (and has caused each Securitization Trust, the Depositor, the Funding Note Issuer, any originator and each Servicer or Sub-Subservicer of such Trust Student Loan or Financed Student Loan to comply) with all regulations and other requirements adopted by the applicable Guarantor or the Department relating to the validity and enforceability of such promissory note. In addition, the Seller, the Servicer and the Subservicer each hereby covenants, and agrees to cause any applicable Affiliate, to provide Buyer Subsidiary, as replacement Subservicer, with all documentation, materials or testimony necessary to satisfy the requirements of 34 CFR § 682.414(a)(6) of the Higher Education Act as part of a claims process under the related Guarantee Agreement with respect to such Trust Student Loan or Financed Student Loan.

(w) Special Programs

The Seller has not offered any borrower incentive programs to any Borrower in respect of any Trust Student Loan or Financed Student Loan since the Data Tape prepared as of June 30, 2010, was delivered to Buyer Parent in connection with the Transactions (the “Disclosure Date”), except as required by the Higher Education Act or to the extent such incentive program was already in effect with respect to the related Trust Student Loans or Financed Student Loans on or before the Disclosure Date.

(x) No Other Representations and Warranties

Except for the representations and warranties contained in Sections 7.1 and 7.2, in Appendix E and Appendix F and in any other Transaction Documents and the information provided in each Bill of Sale, neither the Seller nor any other Person on behalf of the Seller or any of its Subsidiaries or Affiliates makes any express or implied representation or warranty with respect to the Seller or any of its Subsidiaries or Affiliates or with respect to the Acquired Assets or any other information provided to the Buyer Parties in connection with the Transactions.

Section 7.3 Additional Representations and Warranties of each Buyer

Each Buyer (unless only one such Buyer is specified, in which case only the specified Buyer) represents and warrants, solely as to itself, to each of the other parties to this Agreement, for their benefit, and for the benefit of each of their respective successors and permitted assigns, as of the Commitment Date and as of the Closing Date that:

(a) Investment Company Act Status

Neither the Buyer nor the portfolio of student loans held by the Buyer is an investment company as defined in, or subject to regulation under, the Investment Company Act.

(b) Solvency

The Buyer is Solvent as of the Commitment Date and as of the Closing Date.

(c) Accession Agreement

The Securitization Buyer affirms each of the representations and warranties to be made by it in the Accession Agreement.

(d) No Other Representations and Warranties

Except for the representations and warranties contained in Section 7.1 and this Section 7.3 and in the Transaction Documents, no Buyer nor any other Person on behalf of such Buyer or any of its Subsidiaries or Affiliates makes any express or implied representation or warranty with respect to such Buyer or any of its Subsidiaries or Affiliates or with respect to the Acquired Assets or any other information provided to the Seller Parties in connection with the Transactions.

(e) Section 4.1(d) Ownership

Neither Buyer nor any of its Affiliates owns any shares of Capital Stock or other equity or voting interest (including any securities exercisable or exchangeable for or convertible into Capital Stock or other equity or voting interest) in the Seller.

Section 7.4 Additional Representations and Warranties of Buyer Parent

Buyer Parent represents and warrants to each of the other parties to this Agreement, for their benefit and for the benefit of each of their respective successors and permitted assigns, as of the Commitment Date and as of the Closing Date that:

(a) Investment Company Act Status

The Buyer is not an investment company as defined in, or subject to regulation under, the Investment Company Act.

(b) Solvency

Buyer Parent is Solvent as of the Commitment Date and as of the Closing Date.

(c) Agreements with Other Parties

As of the date hereof, there are no agreements, arrangements or understandings (other than as provided in the Transaction Documents and the Related Transaction Documents) between Buyer Parent or its Affiliates and either (i) Merger Buyer or its Affiliates with respect to any of the Transactions or the Related Transactions or (ii) CBNA or its Affiliates, with respect to any of the Transactions or the Related Transactions that would have the effect of providing additional consideration in excess of the Merger Consideration (as defined in the Merger Transaction Agreement) provided to CBNA pursuant to the Merger Transaction Agreement.

(d) No Other Representations and Warranties

Except for the representations and warranties contained in Sections 7.1, 7.3, and this Section 7.4 and in the applicable Transaction Documents, neither Buyer Parent nor any other Person on behalf of Buyer Parent or any of its Subsidiaries or Affiliates makes any express or implied representation or warranty with respect to the Buyer Parent or any of its Subsidiaries or Affiliates or with respect to the Acquired Assets or any other information provided to the Seller Parties in connection with the Transactions.

ARTICLE VIII

CLOSING

Section 8.1 Closing

(a) Subject to the satisfaction or, if permissible, waiver of the conditions set forth in ARTICLE IX, the closing of the Transactions (the “Closing”) will take place at 10:00 a.m., New York time, on the third Business Day after the date on which the last of the conditions required to be satisfied or waived pursuant to ARTICLE IX hereof is either satisfied or waived (other than conditions that, by their nature, are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), but no earlier than December 1, 2010 at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, unless another time, date or place is agreed to in writing by the parties hereto (such date on which the Closing occurs, the “Closing Date”). The parties will cooperate to cause the Closing to occur immediately following or concurrently with the closing of the CBNA Transaction and prior to the closing of the Merger Transaction.

(b) Each condition precedent to the Closing will be deemed to have been satisfied or waived for the purposes of ARTICLE IX, and each of the Transactions will be deemed to have been consummated, upon the execution and delivery by the Seller of the Seller Satisfaction Certificate and the execution and delivery by Buyer Parent of the Buyer Satisfaction Certificate. The execution and delivery of a Buyer Satisfaction Certificate or Seller Satisfaction Certificate is not intended to affect any party’s rights under any Merger Transaction Agreement, CBNA Transaction Agreement or Transaction Agreement after the Closing, including any right to claim that a breach of any representation, warranty or covenant in this Agreement has occurred at any time prior to the Closing.

ARTICLE IX

CONDITIONS PRECEDENT

Section 9.1 Conditions to the Obligations of the Parties

The obligation of each party to this Agreement to consummate the Transactions is subject to the satisfaction or waiver (by mutual agreement of the parties, to the extent permitted by applicable Law) of the following conditions:

(a) the Seller Stockholder Approval shall have been obtained;

(b) if applicable, any waiting period (or extension thereof) under the HSR Act relating to the Transactions shall have expired or been terminated; and

(c) no Governmental Authority shall have commenced, enacted, issued, promulgated, enforced or entered any suit, proceeding, Order or Law which is then in effect and has the effect of making the Transactions illegal or otherwise prohibiting the consummation of the Transactions.

Section 9.2 Conditions to the Obligations of the Buyer Parties

The obligation of the Buyer Parties to consummate the Transactions is subject to the satisfaction or waiver by the Buyer Parent of the following further conditions:

(a) the representations and warranties of each Seller Party contained in the Transaction Documents to which it is a party shall be true and correct (without giving effect to any limitation as to materiality or material adverse effect or similar qualifiers set forth therein) at and as of the Closing Date with the same force and effect as if made at and as of the Closing Date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which need only be true and correct as of such date or with respect to such period), except where the failure of such representations and warranties to be true and correct would not reasonably be expected to have a Seller Material Adverse Effect;

(b) the Seller Parties shall have performed and complied in all material respects with all agreements and covenants required by the Transaction Documents to be performed or complied with by the Seller Parties at or prior to the Closing;

(c) the Seller shall have delivered to the Buyer Parent a certificate, substantially in the form of Exhibit 9.2, dated the Closing Date and signed by an executive officer of the Seller, certifying to the effect that the conditions set forth in Sections 9.2(a) and 9.2(b) have been satisfied;

(d) the Seller shall have delivered to the Buyer Parent the Seller Satisfaction Certificate, dated the Closing Date and signed by an executive officer of the Seller;

(e) since the Commitment Date, there shall not have been:

(i) an event whereby Seller is no longer eligible to act or has been terminated as Servicer for the Trust Student Loans;

(ii) “gross claim rejects” as set forth in the Seller’s Report of Operations (as would be calculated on the Commitment Date), in excess of 30 basis points in the last full quarter prior to the Closing; or

(iii) any receiver or conservator appointed for CBNA or for all or any substantial part of its property;

(f) all documents, certificates and opinions specified in Section 9.4 to be delivered by the other parties to the Transaction Documents on the Closing Date shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

(g) the receipt of all third party consents and Rating Agency confirmations, and the satisfaction or waiver of all applicable notice conditions, if required in connection with the Transactions, as set forth in Section 9.2(g) of the Buyer Disclosure Schedule; and

(h) CBNA as the lender under the Term Loan Agreement shall have confirmed in writing to the Buyer Parent, that all conditions to its obligations to fund under the Term Loan Agreement (other than the Closing under this Agreement) have been satisfied or waived, and CBNA will fund the loans under the Term Loan Agreement.

Section 9.3 Conditions to the Obligations of the Seller Parties

The obligation of the Seller Parties to consummate the Transactions is subject to the satisfaction or waiver by the Seller of the following further conditions:

(a) the representations and warranties of each Buyer Party contained in each Transaction Document to which it is a party shall be true and correct (without giving effect to any limitation as to materiality or material adverse effect or similar qualifiers set forth therein) at and as of the Closing Date with the same force and effect as if made at and as of the Closing Date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which need only be true and correct as of such date or with respect to such period), except where the failure of such representations and warranties to be true and correct would not reasonably be expected to have a Buyer Material Adverse Effect;

(b) the Buyer Parties shall have performed and complied in all material respects with all material agreements and covenants required by the Transaction Documents to be performed or complied with by the Buyer Parties at or prior to the Closing Date;

(c) Buyer Parent shall have delivered to the Seller a certificate, substantially in the form of Exhibit 9.3, dated the Closing Date and signed by an executive officer of the Buyer, certifying to the effect that the conditions set forth in Sections 9.3(a) and 9.3(b) have been satisfied;

(d) Buyer Parent shall have delivered to the Seller the Buyer Satisfaction Certificate, dated the Closing Date and signed by an executive officer of the Buyer Parent;

(e) all documents, certificates and opinions specified in Section 9.4 to be delivered by the other parties to this Agreement or the other Transaction Documents on the Closing Date shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

(f) the closing of the CBNA Transaction shall have occurred or will occur concurrently with the Closing;

(g) the parties to the Merger Transaction Agreement shall be in a position to close the Merger Transaction immediately following the Closing and shall have notified the parties hereto in writing of their intent to do so; and

(h) the receipt of all third party consents and Rating Agency confirmations, and the satisfaction or waiver of all applicable notice conditions, if required in connection with the Transactions, as set forth in Section 9.3(h) of the Seller Disclosure Schedule.

Section 9.4 Closing Documents

On the Closing Date, each of the parties hereto shall deliver or cause to be delivered duly executed copies of the following documents to which they are a party or for which they are otherwise responsible as set forth below:

(a) the Trust Certificates Bill of Sale;

(b) the Accession Agreement;

(c) the Partial Release of Security Interest;

(d) the Sub-Administration Agreement for each Securitization Trust;

(e) the Sub-Sub-Administration Agreement for each Securitization Trust,

(f) the Administration Services Agreement for each Securitization Trust,

(g) the Conduit Replacement Servicing Agreement;

(h) the Replacement Subservicing Agreement for each Securitization Trust;

(i) the Sub-Subservicing Agreement for each Securitization Trust;

(j) the Servicing Services Agreement for each Securitization Trust;

(k) the Assumption of Obligations of the Seller under Master Terms Purchase Agreements for each Trust;

(l) the Makewhole and Participation Agreement;

(m) the Conduit Bill of Sale;

(n) the Conduit Mutual Release;

(o) the Department Form Agreements;

(p) the Conduit Replacement Subservicing Agreement;

(q) the Conduit Services Agreement;

(r) the Sub-Sub-Administration Agreement;

(s) the Depositor Agreement;

(t) the Amended and Restated Confidentiality Agreement;

(u) the Buyer/Seller Release;

(v) the Buyer Satisfaction Certificate;

(w) the Seller Satisfaction Certificate;

(x) certificates of good standing of each of the parties to this Agreement dated as of a date within five (5) Business Days prior to the Closing Date to be delivered by the Buyer and the Seller, respectively;

(y) a certificate of the Secretary of each of the Buyer and the Seller attaching their respective organizational documents, board resolutions and incumbency certificate;

(z) evidence of the receipt of all third party consents and Rating Agency confirmations required in connection with the Transactions as to be delivered by the Seller pursuant to Sections 9.3(g) and 9.3(h);

(aa) all Opinions of Counsel required to be delivered pursuant to this Agreement and the Transaction Documents;

(bb) all government filings required in connection with the Transactions to be delivered by the Seller; and

(cc) all UCC-3 financing statements required to release the security interest of the Omnibus Lender under the Omnibus Credit Agreement in respect of the Trust Certificates to be delivered by the Seller on behalf of the Omnibus Lender for filing within three (3) Business Days following the Closing Date.

ARTICLE X

COVENANTS

Section 10.1 No Public Announcements

The initial press releases with respect to the Transactions and the Related Transactions shall be press releases mutually agreed upon by Buyer Parent, the Seller, CBNA and Merger Buyer. The Seller, CBNA and Buyer Parent shall also consult with each other before issuing any other press release with respect to the Transaction Documents or the Transactions (and none of Buyer Parent or its Affiliates shall issue or make any other press release with respect to the Related Transactions) and shall not issue any such press release without the prior consent of the other (which consent shall not be unreasonably withheld, delayed or conditioned), except as may be required by Law or any listing agreement with the New York Stock Exchange to which the Seller or Buyer Parent is a party.

Section 10.2 Proxy Statement

(a) Covenants of the Seller with Respect to the Proxy Statement. As promptly as reasonably practicable following the date of this Agreement, the Seller shall prepare and shall cause to be filed with the SEC a proxy statement (together with any amendments thereof or supplements thereto, the “Proxy Statement”) relating to the meeting of the Seller’s stockholders to be held for the purpose of voting upon (i) the approval of this Agreement and the Transactions and (ii) the adoption of the Merger Transaction Agreement and the approval of the Merger Transaction (the “Stockholders’ Meeting”). The Seller shall include in the Proxy Statement, except to the extent permitted by Section 10.4, the Seller Recommendation. Seller shall use all reasonable efforts to respond to any comments by the SEC staff in respect of the Proxy Statement. The Seller covenants and agrees that none of the information with respect to the Seller or its Subsidiaries to be included in the Proxy Statement will, at the time of the mailing of the Proxy Statement or any amendments or supplements thereto, and at the time of the Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Seller shall use its reasonable best efforts to ensure that the Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder.

(b) Covenants of Buyer Parent with Respect to the Proxy Statement. Buyer shall use all reasonable efforts to cooperate with the Seller to respond to any comments by the SEC staff in respect of the Proxy Statement. Buyer Parent covenants and agrees that none of the information with respect to Buyer Parent or its

Subsidiaries furnished by Buyer Parent, its Affiliates or their respective representatives for the purpose of inclusion in the Proxy Statement will, at the time of the mailing of the Proxy Statement or any amendments or supplements thereto, and at the time of the Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) Cooperation. The Seller and Buyer Parent shall cooperate and consult with each other in the preparation of the Proxy Statement and the Seller will provide Buyer Parent a reasonable opportunity for review and comment on the draft Proxy Statement (including each amendment or supplement thereto). Without limiting the generality of the foregoing, Buyer Parent will furnish to the Seller the information relating to it required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Proxy Statement. Each of the Seller and Buyer Parent shall promptly (i) notify the other of the receipt of any comments from the SEC with respect to the Proxy Statement and of any request by the SEC for amendments of, or supplements to, the Proxy Statement, and (ii) provide the other party with copies of all filings made with the SEC and all correspondence between the Seller and the SEC with respect to the Proxy Statement. Each of the Seller and Buyer Parent shall use its reasonable best efforts to resolve all comments from the SEC with respect to the Proxy Statement as promptly as practicable.

(d) Mailing of Proxy Statement; Amendments. As promptly as reasonably practicable after the Proxy Statement has been cleared by the SEC, the Seller shall mail the Proxy Statement to the holders of the Seller Common Stock as of the record date established for the Stockholders’ Meeting and, unless the Seller has effected a Change of Recommendation, shall use reasonable best efforts to solicit proxies and votes in favor of the approval of this Agreement and the Transactions. If at any time prior to the Closing Date any event or circumstance relating to the Seller or Buyer Parent or any of their respective Subsidiaries, or their respective officers or directors, should be discovered by the Seller or Buyer Parent, respectively, which, pursuant to the Exchange Act, should be set forth in an amendment or a supplement to the Proxy Statement, such party shall promptly inform the other (in which case the parties shall cooperate to effect the applicable amendment or supplement). Prior to the Stockholders’ Meeting, each of Buyer Parent and the Seller agrees to correct any information provided by it for use in the Proxy Statement which shall have become false or misleading.

Section 10.3 Stockholders’ Meeting

The Seller shall, as promptly as reasonably practicable following the date of this Agreement, establish a record date for, duly call, give notice of, convene and hold the Stockholders’ Meeting, whether or not the Board of Directors of the Seller has made a Permitted Change of Recommendation. At such Stockholders’ Meeting, the Seller shall recommend to its stockholders the approval of the Transactions (the “Seller Recommendation”), except for a Permitted Change of Recommendation effected pursuant to Section 10.4(e).

Section 10.4 No Solicitation of Competing Proposal

(a) From and after the date of this Agreement until the earlier of the Closing Date or the date, if any, on which this Agreement is terminated pursuant to Section 11.1, and except as otherwise provided for in Sections 10.4 or 10.11, the Seller agrees that neither it nor any Subsidiary of the Seller shall, and that it shall cause its and their respective officers, directors, employees, managers, accountants, consultants, legal counsel, financial advisors, agents and other advisors and representatives (collectively, the “Representatives”) not to directly or indirectly: (i) solicit, initiate, assist or knowingly facilitate or encourage the making of, any Competing Proposal or any inquiry offer or proposal that could reasonably be expected to lead to any Competing Proposal, (ii) enter into, engage or participate in, or continue any negotiations regarding any Competing Proposal or any inquiry proposal or offer that could reasonably be expected to lead to, any Competing Proposal, (iii) other than in the ordinary course of business consistent with past practice and not in connection with any Competing Proposal, furnish to any person or group (other than Buyer Parent and its Affiliates) any non-public information relating to the Seller or any of its Subsidiaries (provided that the Seller may furnish information with respect to the Merger Transaction to the Merger Buyer and may furnish information with respect to the CBNA Transaction to CBNA), (iv) engage or participate in discussions with any Person with respect to any Competing Proposal or any proposal, inquiry or offer that could reasonably be expected to lead to any Competing Proposal, (v) approve, endorse or recommend or propose publicly to approve, endorse or recommend any Competing Proposal or any proposal, inquiry or offer that could reasonably be expected to lead to any Competing Proposal; or (vi) approve, endorse or recommend or publicly announce an intention to approve, endorse or recommend, or enter into any letter of intent or similar document or any agreement, commitment or other contract or agreement relating to any Competing Proposal or any inquiry, offer or proposal that could reasonably be expected to lead to, any Competing Proposal (other than as contemplated by the Related Transactions). The Seller agrees that any breach of this Section 10.4(a) by any Subsidiary or Affiliate of the Seller or any of its or their respective Representatives shall constitute a breach of this Section 10.4(a) by the Seller.

(b) The Seller shall, and shall cause its Subsidiaries and its and their respective Representatives to, immediately cease any existing solicitations, discussions or negotiations with any Person (other than the parties hereto) with respect to any Competing Proposal (other than as contemplated by the Related Transactions).

(c) Notwithstanding any limitations set forth in this Agreement, if after the date hereof and prior to the receipt of the Seller Stockholder Approval, the Seller receives an unsolicited bona fide written Competing Proposal that (i) did not result from a violation of Section 10.4 and (ii) the Board of Directors of the Seller (upon the recommendation of the Special Committee) determines in good faith after consultation with the Seller’s outside legal and financial advisors that such Competing Proposal constitutes or would reasonably be expected to result, after the taking of any of the actions referred to in any of clause (x), (y) or (z) below, in a Superior Proposal or an Alternate Superior Proposal, then, the Seller may, at any time prior to the receipt of the Seller Stockholder Approval, take the following actions: (x) furnish non-public information with respect to the Seller and its Subsidiaries to the third party making such Competing Proposal, if, and only if, such information has been previously or is contemporaneously provided to Buyer Parent and prior to so furnishing such information, the Seller receives from the third party an executed confidentiality agreement with terms no less favorable in the aggregate to the third party than the Confidentiality Agreement is to Buyer Parent, (y) engage or participate in discussions or negotiations with such third party with respect to the Competing Proposal, and (z) in the case of a Competing Proposal that constitutes or would reasonably be expected to result in an Alternate Superior Proposal, engage in discussions or negotiations with CBNA and Merger Buyer, with respect to the Competing Proposal; provided, however, that as promptly as reasonably practicable following the Seller taking such actions as described in clauses (x), (y) or (z) above (and in any event within 24 hours), the Seller shall provide written notice to Buyer Parent of such determination as provided for in clause (ii) above, the identity of the third party making such Competing Proposal and the terms and conditions of the Competing Proposal. The Seller shall keep Buyer Parent informed on a current basis of the status of any such discussions or negotiations, including any discussions or negotiations with CBNA and Merger Buyer. Buyer Parent shall be permitted to engage in discussions and negotiations with CBNA and Merger Buyer in connection with any Competing Proposal.
(d) Neither the Board of Directors of the Seller nor any committee thereof shall: (i) change, qualify, withdraw or modify, or publicly propose to change, qualify, withdraw or modify the Seller Recommendation (a “Change of Recommendation”); (ii) approve or recommend, or publicly propose to approve or recommend any Competing Proposal; or (iii) exempt any person from any state takeover law, except as provided or permitted by this Section 10.4.

(e) If prior to the receipt of the Seller Stockholder Approval either:

(i) the Seller receives an unsolicited Superior Proposal or an unsolicited Alternate Superior Proposal and the Seller has complied with its obligations under this Section 10.4, or

(ii) other than in connection with a Competing Proposal, the Board of Directors of the Seller (upon the recommendation of the Special Committee) determines in good faith in response to the occurrence of a Seller Intervening Event, after consultation with outside legal and financial advisors that, the failure of the

Board of Directors of the Seller to effect a Change of Recommendation would be inconsistent with the fiduciary duties of the Board of Directors of the Seller to the Seller’s stockholders under applicable Law, then, prior to the receipt of the Seller Stockholder Approval, the Board of Directors of the Seller may effect a Change of Recommendation (a “Permitted Change of Recommendation”); provided, that with respect to clause (i), (x) the Seller shall have first (A) provided seven (7) Business Days’ prior written notice (a “Notice of Superior Proposal”) to Buyer Parent that it is prepared to effect a Permitted Change of Recommendation in response to a Superior Proposal or an Alternate Superior Proposal and specifying the reasons therefor, including the terms and conditions of the Superior Proposal or the Alternate Superior Proposal that are the basis of such proposed Permitted Change of Recommendation, copies of the agreements proposed to effect such Superior Proposal or Alternate Superior Proposal, as well as all material correspondence relating to such Superior Proposal or Alternate Superior Proposal and the identity of the Person making such proposed Superior Proposal or Alternate Superior Proposal (it being understood and agreed that any amendment to the financial terms or any material amendment of any such Superior Proposal or Alternate Superior Proposal shall require a new Notice of Superior Proposal and a new seven (7) Business Day period), and (B) during such seven (7) Business Day period, if requested by Buyer Parent, engaged in good faith negotiations with Buyer Parent (and the parties to the Related Transactions, if applicable) to amend this Agreement, the Transaction Documents (and/or the Related Transaction Documents) in such a manner that any Competing Proposal which was determined to be a Superior Proposal or an Alternate Superior Proposal, as the case may be, would no longer constitute a Superior Proposal or Alternate Superior Proposal, as the case may be, and (y) at the end of such seven (7) Business Day period (or at such earlier time following receipt of a Notice of Superior Proposal that Buyer Parent notifies the Seller that it is not interested in pursuing further negotiations to amend this Agreement), such Competing Proposal has not been withdrawn and continues to constitute a Superior Proposal or an Alternate Superior Proposal taking into account any changes, which have not been withdrawn, to the terms of this Agreement proposed by Buyer Parent and/or, in the case of a Superior Proposal only, any changes to the Transaction Documents or Related Transaction Documents proposed by the parties thereto following a Notice of Superior Proposal, as a result of the negotiations required by sub-clause (B) or otherwise) and in the case of clause (ii), the Seller shall have first provided seven (7) Business Days’ prior written notice (“Notice of a Proposed Change of Recommendation”) to Buyer Parent that it is prepared to effect a Permitted Change of Recommendation in response to a Seller Intervening Event and describing such Seller Intervening Event and during such seven (7) Business Day period, if requested by Buyer Parent, engaged in, and caused its Representatives and Affiliates to have engaged in, good faith negotiations with Buyer Parent and its Representatives (and the parties to the Related Transaction Documents and their Representatives) to amend this Agreement, the Transaction Documents and/or the Related Transaction Documents and at the end of such seven (7) Business Day period, the Board of Directors of the Seller (upon the recommendation of the Special Committee) after taking into account all changes, which have not been withdrawn, to the terms of this Agreement, the Transaction Documents and/or the Related Transaction Documents proposed by Buyer Parent or the parties thereto following such Notice of a Proposed Change of Recommendation, again determines in good faith that the failure to effect a Change of Recommendation would be inconsistent with the fiduciary duties of the Board of Directors of the Seller to the Seller’s stockholders under applicable Law.

(f) The Seller shall advise Buyer Parent promptly (and in any event within 24 hours) of: (i) any Competing Proposal or indication, inquiry proposal or offer with respect to or that could reasonably be expected to lead to any Competing Proposal; (ii) any request for non-public information relating to the Seller; and (iii) any inquiry or request for discussion or negotiation regarding a Competing Proposal, including in each case the identity of the Person making any such Competing Proposal or indication, inquiry offer or proposal the material terms of any such Competing Proposal or indication, inquiry offer or proposal and any material correspondence relating thereto. The Seller shall keep Buyer Parent informed on a current basis of any material changes to the terms of any such Competing Proposal or indication or inquiry.

(g) Notwithstanding the limitations set forth in this Section 10.4, and in accordance with Section 10.4(e), if the Board of Directors of the Seller has effected a Permitted Change of Recommendation in compliance with the requirements of Section 10.4(e)(i) and in response to a Superior Proposal (but not an Alternate Superior Proposal) and is not in breach of Section 10.4, then prior to receipt of the Seller Stockholder Approval, the Board of Directors of the Seller (upon the recommendation of the Special Committee) may cause the Seller to enter into a binding written agreement (a “Superior Proposal Agreement”) to effect a Superior Proposal and terminate this Agreement in accordance with Section 11.1(h).

(h) Nothing contained in this Agreement shall prohibit the Seller or the Board of Directors of the Seller from (i) disclosing to the Seller’s stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act or (ii) making any disclosure to its stockholders if the Board of Directors of the Seller (or a committee thereof, as applicable) has reasonably determined in good faith, after consultation with outside legal and financial advisors, that the failure to do so would be inconsistent with any applicable Law; provided, however, that (A) any disclosure of a position contemplated by Rule 14e-2(a) or Rule 14d-9 promulgated under the Exchange Act other than a “stop, look and listen”, an express rejection of any applicable Competing Proposal or an express reaffirmation of the Seller Recommendation shall be deemed to be a Change of Recommendation and (B) neither the Seller nor the Seller’s Board of Directors (nor any committee thereof) shall make any Change of Recommendation except in accordance with the other provisions of this Section 10.4.

(i) As used in this Agreement, “Competing Proposal” shall mean any proposal or offer from any Person or group of Persons other than Buyer Parent and its Affiliates to effect: (A) any direct or indirect acquisition or purchase, in any single transaction or series of related transactions, by any such Person or group, of 15% or more of the fair market value of the Acquired Assets; (B) any direct or indirect acquisition or purchase by any person or group of persons of 15% or more of the total outstanding voting securities of the Seller or any of its Subsidiaries; (C) any tender offer or exchange offer (including through the filing with the SEC of a Schedule TO), as defined pursuant to the Exchange Act, that if consummated, would result in any Person or group beneficially owning 15% or more of the Seller Common Stock or (D) any merger, consolidation, business combination, recapitalization, issuance of or amendment to the terms of outstanding stock or other securities, liquidation, dissolution or other similar transaction involving the Seller as a result of which any Person or group acting in concert would acquire assets or securities or interests described in clause (A), (B) or (C) above.

(j) As used in this Agreement, “Seller Intervening Event” means an event or circumstance material to the Seller and its Subsidiaries, taken as a whole (other than any event or circumstance resulting from a breach of this Agreement by the Seller or its Subsidiaries or any breach of any of the Related Transaction Documents), that was unknown to the Board of Directors of the Seller on the date hereof, which event or circumstance becomes known to the Board of Directors of the Seller prior to the Seller Stockholder Approval; provided, however, that (A) in no event shall the receipt, existence or terms of a Competing Proposal (or any proposal or inquiry to acquire any of the assets purchased under the CBNA Transaction or the Seller assets that remain in the Seller after the closing under the Merger Transaction Agreement), or any inquiry or matter relating thereto or consequence thereof, constitute a Seller Intervening Event, (B) in no event shall events or circumstances arising from the announcement or the existence of, or any action taken by either party pursuant to and in compliance with the terms of, this Agreement or the Related Transaction Documents constitute a Seller Intervening Event and (C) in no event shall any increase in the market price of the Seller Common Stock, in and of itself, constitute a Seller Intervening Event (provided that the event or circumstance underlying such increase in the market price of the Seller Common Stock shall not be excluded, and may be taken into account, in determining whether there is a Seller Intervening Event).

(k) As used in this Agreement, “Superior Proposal” shall mean any unsolicited, bona fide written Competing Proposal (except the references in clauses (A), (B) and (C) thereof to “15%” shall be replaced by “80%” and the reference in clause (A) thereof to Acquired Assets shall be replaced by “all assets of the Seller”) that (A) is on terms that the Board of Directors of the Seller (upon the recommendation of the Special Committee) determines in good faith, after consultation with outside financial and legal advisors and consideration of all relevant factors, would, if consummated, result in a transaction that is more favorable from a financial point of view to the holders of the Seller Common Stock than the Transactions (taking into account any binding proposal to amend the terms of this Agreement, the Transaction Documents and/or any of the Related Transaction Documents), and (B) is reasonably capable of being completed on the terms set forth in the proposal within a reasonable period of time, taking into account all financial, legal, regulatory and other aspects thereof.

(l) As used in this Agreement, “Alternate Superior Proposal” shall mean any unsolicited, bona fide written Competing Proposal of the type set forth in clause (A) of the definition of “Competing Proposal” (except the references in clause (A) thereof to “15%” shall be replaced by “100%”) that (A) is on terms that the Board of Directors of the Seller (upon the recommendation of the Special Committee) determines in good faith, after consultation with outside financial and legal advisors and consideration of all relevant factors, would, if consummated, result in a transaction that is more favorable from a financial point of view to the holders of the Seller Common Stock than the Transactions (taking into account any binding proposal to amend the terms of this Agreement, the Transaction Documents and/or any of the Related Transaction Documents), (B) is reasonably capable of being completed on the terms set forth in the proposal within a reasonable period of time, taking into account all financial, legal, regulatory and other aspects thereof, and (C) would, if consummated, not result (I) in any person other than CBNA acquiring the assets being sold in the CBNA Transaction Agreement in accordance with the terms and conditions of the CBNA Transaction Agreement (as in effect immediately prior to the announcement of or the Seller’s receipt of such Competing Proposal) and the Transaction Documents (as defined in the CBNA Transaction Agreement) and (II) in any person other than Merger Buyer (and its Affiliates) consummating the Merger Transaction in accordance with the terms and conditions of the Merger Transaction Agreement (as in effect immediately prior to the Seller’s receipt of such Competing Proposal) and the Transaction Documents (as defined in the CBNA Transaction Agreement).

(m) During the period from the date of this Agreement through the earlier of the Closing Date and the date of termination of this Agreement, the Seller shall not terminate, amend, modify or waive any provision of any confidentiality agreement relating to a Competing Proposal or standstill agreement to which the Seller or any of the Seller’s Subsidiaries is a party (other than any involving Buyer Parent). During such period, the Seller agrees to enforce, to the fullest extent permitted under applicable Law, the provisions of any such agreements, including obtaining injunctions to prevent any breaches of such agreements and to enforce specifically the terms and provisions thereof in any court of the U.S. or any state thereof having jurisdiction. Notwithstanding the foregoing, the Seller may waive any such standstill if the Board of Directors of the Seller, after consultation with outside legal counsel, determines that the failure to do so would be inconsistent with the fiduciary duties of the Board of Directors of the Seller to the Seller’s stockholders under applicable Law.

(n) From and after the date of this Agreement until the earlier of the Closing Date or the date, if any, on which this Agreement is terminated pursuant to Section 11.1, the Seller agrees that it will comply with all agreements and covenants to be performed by it under Section 6.6 of the Merger Transaction Agreement.

(o) Buyer Parent agrees that neither it nor any of its Affiliates shall make any Competing Proposal (as defined in the Merger Transaction Agreement) without the prior written consent of Seller or except as otherwise permitted through the Merger Transaction Agreement.

Section 10.5 Appropriate Action; Consents; Filings

(a) Subject to the terms and conditions hereof, the parties hereto will use their respective reasonable best efforts to consummate and make effective the Transactions and the Related Transactions and to cause the conditions to the Transactions set forth in ARTICLE IX to be satisfied, including:

(i) the obtaining of all necessary actions or nonactions, consents, terminations or expirations of waiting periods and approvals from Governmental Authorities or other Persons necessary in connection with the consummation of the Transactions and the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all steps as may be necessary to obtain an approval from, or to avoid an action or proceeding by, any Governmental Authority or other Persons necessary in connection with the consummation of the Transactions (provided that, notwithstanding anything in this Agreement, in no event shall any party be required to make any payment to any such other Persons to obtain such approval);

(ii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the performance or consummation of the Transactions in accordance with the terms of this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed; and

(iii) the execution and delivery of any additional instruments necessary to consummate the transactions to be performed or consummated by such party in accordance with the terms of this Agreement and to fully carry out the purposes of this Agreement.

Without limiting the foregoing, although Seller and Buyer Parent each acknowledge that they do not anticipate filings under the HSR Act are required, in the event any filing or submission is required under the HSR Act, each of the parties hereto shall promptly make its respective filings, and thereafter make any other required submissions, under the HSR Act with respect to the Transactions. The Seller and Buyer Parent shall cooperate (A) in promptly determining whether any filings are required to be or should be made or whether any consents, approvals, permits or authorizations are required to be or should be obtained under any other federal, state or non-U.S. Law or regulation or whether any consents, approvals or waivers are required to be or should be obtained from other parties to loan agreements or other contracts or instruments material to the Seller’s business in connection with the consummation of the Transactions and (B) in promptly making any such filings, furnishing information required in connection therewith and seeking to obtain timely any such consents, permits, authorizations, approvals or waivers.

(b) In furtherance and not in limitation of the covenants of the parties contained in Section 10.5(a), each of the parties hereto shall use its reasonable best efforts to resolve such objections, if any, as may be asserted with respect to the Transactions by or under the HSR Act, the Federal Trade Commission or Department of Justice, including taking all reasonable actions to obtain clearance, or if such clearance cannot be obtained, to reach an agreement, settlement or consent with the Governmental Authority investigating the Transactions; provided, however, that the foregoing shall not require any party to agree to any asset divestiture or restriction on its or its Subsidiaries’ business operations. In connection with the foregoing, if any administrative or judicial action or proceeding, including any proceeding by a private person, is instituted (or threatened to be instituted) challenging any of the Transactions as violative of the HSR Act or any other antitrust or other Law in any jurisdiction, Buyer Parent shall use its reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any judgment or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts the consummation of the Transactions, including defending through litigation on the merits any claim asserted in any such action or proceeding by any Person (and the Seller shall cooperate with Buyer Parent with respect to such matters).

(c) Each of Buyer Parent and the Seller shall give (or shall cause its respective Subsidiaries to give) any notices to third parties, and Buyer Parent and the Seller shall use, and cause each of its Subsidiaries to use, its reasonable best efforts to obtain any third party consents not covered by Sections 10.5(a) and 10.5(b), necessary, proper or advisable to consummate the Transactions. Each party shall without limitation: (1) promptly notify the other of, and if in writing, furnish the other with copies of (or, in the case of oral communications, advise the other of) any communications from or with any Governmental Authority with respect to the Transactions, (2) use its reasonable best efforts to permit the other to review and discuss in advance, and consider in good faith the views of the other in connection with, any proposed written or any oral communication with any such Governmental Authority with respect to the Transactions, (3) use its reasonable best efforts not to participate in any meeting or have any communication with any such Governmental Authority with respect to the Transactions, unless it has given the other an opportunity to consult with it in advance and, to the extent permitted by such Governmental Authority, gives the other the opportunity to attend and participate therein, and (4) furnish the other with such necessary information and reasonable assistance as the other may reasonably request in connection with its preparation of necessary filings or submissions of information to any such Governmental Authority with respect to the Transactions. Such materials and the information contained therein that is competitively sensitive shall be given only to the outside legal counsel of the other party and will not be disclosed by such outside counsel to employees, officers, or directors of their respective client unless express permission is obtained in advance from the disclosing party or its legal counsel.

(d) Seller will keep Buyer reasonably informed of the status of any approvals of a Governmental Authority or third party consents required with respect to the transactions contemplated by the Related Transaction Documents.

Section 10.6 Access to Information; Confidentiality

(a) From the date hereof to the Closing Date, or the date, if any, on which this Agreement is terminated pursuant to Section 11.1, to the extent permitted by applicable Law, the Seller shall (i) provide to Buyer Parent and its Representatives (A) complete and full access to the Data Room as it relates to the Acquired Assets including the ability of Buyer Parent and its Representatives to print copies of all documents contained therein and (B) reasonable access during normal business hours and, following reasonable notice from Buyer Parent, to the Seller’s and its Subsidiaries’ properties, books, contracts and records and other information as Buyer Parent may reasonably request regarding the Acquired Assets or as may otherwise be reasonably required in connection with the Transactions, and (ii) furnish promptly to Buyer Parent such information concerning the same as Buyer Parent or its Representatives may reasonably request; provided, however, that the Seller shall not be required to provide access to any information or documents which would, in the reasonable judgment of the Seller, (x) breach any agreement with any third party, (y) constitute a waiver of the attorney-client or other privilege held by the Seller or (z) otherwise violate any applicable Laws.

(b) The Buyer Parent shall use the information provided pursuant to Section 10.6(a) solely for the purposes of effecting the Transactions, and the parties shall comply with, and shall cause their respective Representatives to comply with, all of their respective obligations under the Confidentiality Agreement, dated March 11, 2010 (the “Confidentiality Agreement”) with respect to such information (which shall be deemed “Evaluation Material” (as defined therein) for purposes thereof). The Confidentiality Agreement shall be amended and restated at the Commitment Date substantially in the form of Exhibit 10.6(b).

(c) Following the Closing, the Seller and the Buyer Parent shall use reasonable best efforts to make available to each other, upon written request, (i) their respective Representatives for fact finding, consultation and interviews and as witnesses or other participants to the extent that any such Person may reasonably be requested in connection with any action, suit, proceeding, claim, arbitration, investigation or litigation, whether civil or criminal, at law or in equity, in which the requesting party may from time to time be involved relating to the business of the Seller as such business was conducted prior to the Closing (and the Seller and the Buyer Parent will cause such Representatives to cooperate with the requesting party to produce, subject to and in accordance with this Section 10.6(c), such books and records as are reasonably required in connection with such matters) and (ii) reasonable access during normal business hours to, or copies of, the Seller’s and its Subsidiaries’ books and records and other information as Buyer Parent may reasonably request regarding the Acquired Assets; provided, however, that the Seller shall not be required to provide access to any information or documents which would, in the reasonable judgment of the Seller, (x) breach any agreement with any third party, (y) constitute a waiver of the attorney-client or other privilege held by the Seller or (z) otherwise violate any applicable Laws. Except as otherwise agreed, the Seller and the Buyer Parent hereby agree to reimburse each other for Expenses incurred by the other in connection with providing individuals, witnesses and/or books and records pursuant to this Section 10.6(c).

Section 10.7 Non-Solicit

From the date hereof until the 18 month anniversary of the Closing Date, neither the Buyer Parent, nor any of its Affiliates, shall, without the prior written consent of the Seller, directly or indirectly solicit for employment any employee of the Seller that the Buyer Parent or its Subsidiaries either met in person in connection with the Buyer Parent’s due diligence investigation or negotiation and execution of this Agreement or work with directly after the Closing in connection with servicing Student Loans. In addition, until the sixth month anniversary of the Closing Date neither the Buyer Parent nor any of its Affiliates will conduct any recruitment events such as job fairs that are targeted at groups of employees of the Seller. However, nothing in this Section 10.7 shall prevent the Buyer Parent, or any of its Affiliates, from (i) hiring persons who are referred by search firms or employment agencies or similar entities (so long as such entities have not been instructed to solicit the employees of the Seller) or persons who respond to a general solicitation or advertisement that is not specifically directed to the employees of the Seller (and nothing shall prohibit the use of such search firm or employment agency or similar entity or the making of any such solicitation or advertisement) or (ii) soliciting or hiring any person who, at the time of such solicitation or hiring, is not an employee of the Seller.

Section 10.8 Related Transaction Documents

Without the prior written consent of the Buyer, the Seller shall not (i) amend, modify or waive any provision of the Related Transaction Documents in a manner that would reasonably be expected to materially adversely affect Buyer’s rights or obligations or materially delay the Closing Date or (ii) terminate the Merger Transaction Agreement pursuant to Section 8.1(a) or the CBNA Transaction Agreement pursuant to Section 8.1(a) by the mutual written agreement of the Seller and the applicable counterparty. Subject to the foregoing, the Seller shall deliver promptly to Buyer copies of all material amendments, modifications and waivers to any Related Transaction Document.

Section 10.9 Agreements with Other Parties

Without the prior written consent of the Seller (upon the recommendation of the Special Committee), between the date of this Agreement and the Closing Date, Buyer Parent shall not, and shall not permit any of its Affiliates to, enter into any agreements, arrangements or understandings (other than as provided in the Transaction Documents and the Related Transaction Documents) between Buyer Parent or its Affiliates and either (i) Merger Buyer or its Affiliates with respect to any of the Transaction or the Related Transactions or (ii) CBNA or its Affiliates, with respect to any of the Transactions or the Related Transactions that would have the effect of providing additional consideration in excess of the Merger Consideration (as defined in the Merger Transaction Agreement) provided to CBNA pursuant to the Merger Transaction Agreement. This Section 10.9 shall not prohibit the Buyer Parent or Merger Buyer from making a proposal pursuant to Section 10.4(e).

Section 10.10 Conduct of Business by the Seller Pending the Closing

The Seller covenants and agrees that, between the Commitment Date and the Closing or the date, if any, on which this Agreement is terminated pursuant to Section 11.1:

(a) Except (i) as may be required by Law or any Governmental Authority, (ii) as may be consented in writing by Buyer Parent (which consent shall not be unreasonably delayed, conditioned or withheld), (iii) as may be contemplated by or required under, the Transaction Documents or as may be required under the Related Transaction Documents, (iv) as set forth in Section 10.10 of the Seller Disclosure Schedule or (v) as would not reasonably be expected to have any adverse effect on the Acquired Assets or the Applicable Loans or the ability of the Seller and its Affiliates to perform their obligations under the Transaction Documents, the business of the Seller and its Subsidiaries to the extent relating to Acquired Assets shall be conducted only in, and such entities shall not take any action except in, the ordinary course of business and in a manner consistent with past practice in all material respects; provided, however, that no action by the Seller or its Affiliates with respect to the matters specifically addressed by any provision of Section 10.10(b) below shall be deemed a breach of this sentence unless such action would also itself constitute a breach of such specific provision.

(b) Without limiting the generality of the foregoing, the Seller agrees with Buyer Parent that, except (i) as may be required by Law or any Governmental Authority, (ii) as may be consented to in writing by Buyer Parent (which consent shall not be unreasonably delayed, conditioned or withheld in the case of Section 10.10(b)(iii) below), (iii) as may be contemplated by or required under the Transaction Documents or as may be required under the Related Transaction Documents or (iv) as set forth in Section 10.10 of the Seller Disclosure Schedule, it shall not, and shall not permit its Subsidiaries to:

(i) effect a new Securitization Transaction, or amend, modify or waive in any material respect any term of any outstanding Securitization Transaction or any Securitization Basic Document or any contract, arrangement, commitment or understanding relating to the Conduit Program to the extent relating to the Acquired Assets or the Applicable Loans or the Depositor;

(ii) sell or dispose of any loans to the extent relating to the Acquired Assets or the Applicable Loans except pursuant to existing commitments identified in Section 10.10 of the Seller Disclosure Schedule;

(iii) modify or amend in any material respect any provisions of any contract, commitment, arrangement or understanding set forth in Section 10.10(b)(iii) of the Seller Disclosure Schedule, or amend, waive, modify or consent to the early termination of any material rights thereunder;

(iv) terminate any trustee, servicer, subservicer or administrator or similar party under any contract to the extent relating to any of the Acquired Assets or the Applicable Loans except to the extent required under the terms of any of the Securitization Basic Documents; or

(v) offer Borrowers of Trust Student Loans or Financed Student Loans any borrower incentive programs not (A) required by the Higher Education Act or (B) in effect with respect to the related Trust Student Loans or Financed Student Loans on or before the Disclosure Date.

(c) With respect to the Depositor, the Seller shall cause the Depositor to:

(i) comply in all respects with its permitted purposes and activities clause and in all material respects with all other provisions of its Certificate of Incorporation or By-Laws and not amend its Certificate of Incorporation or By-Laws;

(ii) not act as a depositor with respect to any new securitization vehicle, or except as provided herein, enter into any new agreements or amend any of its existing agreements;

(iii) comply in all material respects with all agreements to which it is currently a party;

(iv) timely file all required reports under the Exchange Act; and

(v) remain a wholly owned subsidiary of the Seller.

(d) With respect to the Funding Note Issuer, the Seller shall cause the Funding Note Issuer to:

(i) comply in all respects with its permitted purposes and activities clause and in all material respects with all other provisions of its Certificate of Incorporation or By-Laws and not amend its Certificate of Incorporation or By-Laws;

(ii) not act as a funding note issuer with respect to any new securitization vehicle, or except as provided herein, enter into any new agreements or amend any of its existing agreements, except as required by the Department;

(iii) comply in all material respect with all agreements to which it is currently a party; and

(iv) remain a wholly owned subsidiary of the Seller.

(e) Promptly upon acquiring Knowledge thereof, the Seller will provide prompt written notice to the Buyer Parent of:

(i) any inquiries or claim or threatened claim of any material litigation or material proceeding of a Governmental Authority in each case, related to the Acquired Assets, the Depositor, the Funding Note

Issuer, each Securitization Trust and each Private Securitization Trust or any written assertion by any investor of a material misstatement or omission in any prospectus or offering document in each case, related to the Acquired Assets, the Depositor, the Funding Note Issuer, each Securitization Trust and each Private Securitization Trust;

(ii) any dispute related to the obligations to repurchase any student loans under any of the Securitization Basic Documents and all similar agreements relating to each Private Securitization Trust; and

(iii) the repurchase of any material Student Loan or private education loan pursuant to any of the Securitization Basic Documents and all similar agreements relating to each Private Securitization Trust.

Other than the right to consent or withhold consent with respect to the foregoing matters, nothing contained in this Agreement shall give to Buyer Parent, directly or indirectly, any right to control or direct the operation of the business or operations of the Seller or its Subsidiaries prior to the Closing. Subject to the foregoing and the other terms and conditions of this Agreement, prior to the Closing, the Seller and its Subsidiaries shall exercise complete control over their business and operations.

Section 10.11 Merger Transaction Restructuring

(a) Notwithstanding anything contained herein to the contrary but subject to paragraph (b) below, in the event the Merger Transaction Agreement is terminated (i) the Seller shall be permitted to discuss with CBNA the possibility of entering into a transaction pursuant to which CBNA would acquire the Acquired Assets (as defined in the Merger Transaction Agreement) in a transaction that delivers value directly to the Seller’s stockholders (a “Substitute Merger Transaction”) and (ii) in the event that the Seller and CBNA desire to revise the existing CBNA Transaction Agreement or enter into a different agreement to provide for a Substitute Merger Transaction, each of the parties shall use their reasonable best efforts to cooperate in good faith to revise this Agreement and any Transaction Document to provide for the consummation of a Substitute Merger Transaction and shall use their reasonable best efforts to cause the transactions contemplated by such agreements to be consummated as promptly as reasonably practicable, including filing such amendments, supplements to the Proxy Statement and making such other filings with Governmental Authorities as may be reasonably necessary to consummate the transactions contemplated hereby and by the agreement related to such Substitute Merger Transaction.

(b) In connection with any proposed Substitute Merger Transaction, the Buyer Parent will not be required to enter into any amendments or modifications to this Agreement or any Transaction Document, unless such amendment or modification would not reasonably be expected to adversely affect Buyer’s rights thereunder. The Seller and CBNA agree that any costs and expenses incurred by the Buyer Parent in connection with such proposed Substitute Merger Transaction, other than those that would not have been incurred under this Agreement in the absence of a proposed Substitute Merger Transaction, will be borne by Seller and CBNA.

ARTICLE XI

TERMINATION, AMENDMENT AND WAIVER

Section 11.1 Termination

Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Transactions may be abandoned, at any time prior to the Closing Date, whether before or after the Seller Stockholder Approval, as follows:

(a) by mutual written consent of each of Buyer Parent and the Seller;

(b) by written notice of either Buyer Parent or the Seller, if (i) the purchase and sale of the Acquired Assets contemplated hereby has not been consummated on or before March 31, 2011 (the “Termination Date”);

and (ii) the party seeking to terminate this Agreement pursuant to this Section 11.1 shall not have breached in any material respect its obligations under this Agreement, in any manner that shall have proximately caused the failure to consummate the Transactions on or before such date; provided, that if as of the Termination Date, (A) all of the conditions to this Agreement (other than those that are to be satisfied by action taken at the Closing) shall have been satisfied or waived other than the conditions set forth in (x) Sections 9.1(b), 9.1(c), (y) Section 9.2(g) or (z) Sections 9.3(f) or 9.3(g) (to the extent resulting from the failure to obtain regulatory approvals), or (B) the “Termination Date” (as defined in the CBNA Transaction Agreement or the Merger Transaction Agreement, as applicable) has been extended, then the Termination Date shall be automatically extended to April 30, 2011 or such date as the Termination Date (as defined in the CBNA Transaction Agreement or the Merger Transaction Agreement) has been extended; provided, further, if the Seller and CBNA enter into a definitive agreement relating to a Substitute Merger Transaction, then, in any event, the Termination Date shall be the later of (1) March 31, 2011 or (2) the date which is four months following the date of such definitive agreement. Notwithstanding anything contained herein to the contrary, in no event may the Termination Date be extended past April 30, 2011;

(c) by written notice of either Buyer Parent or the Seller, if any Governmental Authority of competent jurisdiction shall have issued an Order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions, and such Order or other action shall have become final and nonappealable; provided, that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have complied in all material respects with its obligations under Section 10.5;

(d) by written notice of either Buyer Parent or the Seller if the Seller Stockholder Approval shall not have been obtained at a duly held Stockholders’ Meeting (including any adjournment or postponement thereof at which a quorum is present and the votes to approve this Agreement and the Transactions are taken);

(e) by written notice from Buyer Parent to the Seller, if any Seller Party shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (1) would result in a failure of a condition set forth in Sections 9.2(a) or 9.2(b) and (2) cannot be cured by the Termination Date; provided, that Buyer Parent shall have given the Seller written notice, delivered at least forty-five (45) days prior to such termination, stating Buyer Parent’s intention to terminate this Agreement pursuant to this Section 11.1(e) and the basis for such termination and; provided, further, that in no event will the delivery of such notice result in an extension of the Termination Date;

(f) by written notice from the Seller to Buyer Parent, if any Buyer Party shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (1) would result in a failure of a condition set forth in Sections 9.3(a) or 9.3(b) and (2) cannot be cured by the Termination Date; provided, that the Seller shall have given Buyer Parent written notice, delivered at least forty-five (45) days prior to such termination, stating the Seller’s intention to terminate this Agreement pursuant to this Section 11.1(f) and the basis for such termination and; provided, further, that in no event will the delivery of such notice result in an extension of the Termination Date;

(g) by written notice from Buyer Parent to Seller, if any Seller Party shall have breached Section 10.4 and such breach is not cured within five (5) Business Days after such notice;

(h) by written notice from the Seller (upon the recommendation of the Special Committee) to Buyer Parent simultaneously with the Seller or its Subsidiaries entering into a Superior Proposal Agreement in accordance with Section 10.4(g), with the effectiveness of such notice of termination to be contingent on Seller’s payment of the Seller Termination Fee; or

(i) by written notice of either Buyer Parent or the Seller, if either (x) the CBNA Transaction Agreement has been terminated or (y) the Merger Transaction Agreement has been terminated and CBNA and the Seller have not entered into a definitive agreement relating to a Substitute Merger Transaction within 45 days of the termination of the Merger Transaction Agreement.

(j) by written notice from Buyer Parent if the Seller effects a Change of Recommendation in response to a Superior Proposal.

Section 11.2 Effect of Termination

If this Agreement is terminated pursuant to Section 11.1, this Agreement shall become void and of no effect without liability of any party (or any stockholder, director, officer, employee, agent, legal counsel, accountant, consultant, representative or Affiliate of such party) to the other party hereto; provided, however, no party to this Agreement shall be relieved or released from any liabilities or damages arising out of its knowing and intentional breach of its obligations under this Agreement. For purposes of this Agreement, “knowing and intentional breach” means an act or failure to act which constitutes a material breach of this Agreement with respect to which the breaching party has knowledge (actual or constructive) that such act or failure to act would or would reasonably be expected to breach its obligations under this Agreement. The provisions of this ARTICLE XI, Section 12.1, ARTICLE XIII and the Confidentiality Agreement referred to in Section 10.6(b) shall survive any termination hereof pursuant to Section 11.1.

Section 11.3 Termination Fee

(a) If (i) prior to the termination of this Agreement, a Qualifying Transaction is proposed or publicly disclosed, (ii) this Agreement is terminated by Buyer Parent or the Seller pursuant to Section 11.1(b) and (iii) concurrently with, or within twelve (12) months after any such termination, any Qualifying Transaction is consummated or the Seller or any of its Affiliates enters into any letter of intent, agreement in principle or contract with respect to a Qualifying Transaction, then the Seller shall pay to Buyer Parent a fee of $24,000,000 in cash, such payment to be made upon the earlier of entry into the letter of intent, agreement in principle or contract or agreement with respect to such Qualifying Transaction or the consummation of such Qualifying Transaction; provided, that if at the time of such payment the Merger Buyer is entitled to a payment from the Seller pursuant to Section 8.3(a) of the Merger Transaction Agreement, then the Seller shall pay to Buyer Parent a fee of $12,000,000 in cash.

(b) If (i) prior to the termination of this Agreement, an Alternate Superior Proposal is proposed or publicly disclosed and (ii) this Agreement is terminated by Buyer Parent or the Seller pursuant to Sections 11.1(b) or 11.1(d), then the Seller shall pay to Buyer Parent a fee of $24,000,000 in cash, such payment to be made promptly upon termination of this Agreement and in any event within two (2) Business Days after the termination of this Agreement.

(c) If this Agreement is terminated by the Seller pursuant Section 11.1(h), then the Seller shall pay to Buyer Parent a fee of $12,000,000 in cash, such payment to be made concurrently with such termination.

(d) If this Agreement is terminated by Buyer Parent pursuant to Section 11.1(j), then the Seller shall pay to Buyer Parent a fee of $12,000,000 in cash, such payment to be made promptly upon termination of this Agreement and in any event within two (2) Business Days after the termination of this Agreement.

(e) If this Agreement is terminated by the Seller or Buyer Parent (i) pursuant to Section 11.1(i) and, prior thereto, the Merger Transaction Agreement was terminated by the Merger Buyer pursuant to Section 8.1(f) of the Merger Transaction Agreement or (ii) pursuant to Section 11.1(b) and there had previously occurred a willful breach by the Seller of the Merger Transaction Agreement, then the Seller shall pay Buyer Parent a fee of $24,000,000 in cash, such payment to be made no later than two (2) Business Days after the date of termination of this Agreement. In the event that Buyer Parent receives the Seller Termination Fee pursuant to this Section 11.3(e) the receipt of such fee shall be deemed to be liquidated damages for any and all losses or damages suffered or incurred by Buyer Parent in connection with this Agreement (and the termination hereof); provided, that nothing in this Section 11.3(e) shall prohibit any payment required to be made pursuant to Section 11.3(f).

(f) Unless a Seller Termination Fee is payable under Section 11.3(e), if this Agreement is terminated by the Seller or Buyer Parent pursuant to (i) Section 11.1(b) and at the time of such termination the only conditions that were not satisfied were Sections 9.3(f) or 9.3(g), and any other conditions that by their nature can only be satisfied at the Closing or (ii) Section 11.1(i), then the Seller shall reimburse Buyer Parent upon demand by wire transfer of immediately available funds to an account specified in writing by Buyer Parent for an amount equal to 120% of the aggregate amount of the Expenses of Buyer Parent; provided, however, that the Seller shall not be obligated to make a payment pursuant to this Section 11.3(f) in excess of $4,000,000 in the aggregate.

(g) Notwithstanding anything in this Agreement to the contrary, in no event shall the Seller be required to pay a Seller Termination Fee pursuant to Sections 11.3(a), 11.3(b), 11.3(c), 11.3(d) or 11.3(e), on more than one occasion. Any such payment shall be reduced by any amounts as may be required to be deducted or withheld therefrom under the applicable Tax Law; provided, however, that prior to or on the date any such withholding is required, (A) Seller shall notify Buyer Parent as soon as reasonably practicable after notice of termination or entry into a Superior Proposal, as applicable, prior to the date withholding is required, (B) Seller and Buyer Parent shall use reasonable efforts to minimize any withholding Taxes, and (C) Buyer Parent may deliver properly completed and executed documentation prescribed by applicable Law as would permit such payment to be made without withholding or at a reduced rate of withholding. Buyer Parent and Seller each acknowledge that under current Law, no U.S. federal withholding Tax would be required with respect to the Termination Fee.

(h) Each of the parties hereto acknowledges that the Seller Termination Fee and the other provisions of this Section 11.3 are an integral part of the transactions contemplated by this Agreement and that, without the Seller Termination Fee and such other provisions, Buyer Parent would not enter into this Agreement; accordingly, if the Seller fails to promptly pay the amounts due pursuant to Sections 11.3(a), 11.3(b), 11.3(c), 11.3(d), 11.3(e) or 11.3(f) and, in order to obtain such payment Buyer Parent commences a suit which results in a judgment against the Seller for any of the amounts set forth in Sections 11.3(a), 11.3(b), 11.3(c), 11.3(d), 11.3(e) or 11.3(f), then the Seller shall pay to Buyer Parent its costs and expenses (including attorneys’ fees) in connection with such suit, together with interest on all amounts due pursuant to Sections 11.3(a), 11.3(b), 11.3(c), 11.3(d), 11.3(e) or 11.3(f) at the prime rate of CBNA in effect on the date plus 2% per annum from the date such amounts were required to be paid until the date actually received by Buyer Parent.

Section 11.4 Amendment

This Agreement may be amended by mutual agreement of the parties hereto at any time prior to the Closing Date (in the case of the Seller, by the Board of Directors (upon the recommendation of the Special Committee)); provided, however, that, after the approval of this Agreement and the Transactions by stockholders of the Seller, there shall not be any amendment that by Law or in accordance with the rules of any stock exchange requires further approval by the stockholders of the Seller without such further approval of such stockholders nor any amendment or change not permitted under applicable Law. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

Section 11.5 Waiver

At any time prior to the Closing Date, subject to applicable Law, any party (in the case of the Seller, by the Board of Directors (upon the recommendation of the Special Committee)) hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto and (c) subject to the proviso of Section 11.4, waive compliance with any agreement or condition contained herein. Any such extension or waiver shall only be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. Notwithstanding the foregoing, no failure or delay by the Seller or Buyer Parent in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

ARTICLE XII

CERTAIN LIABILITY MATTERS

Section 12.1 No Assumption of Liability

Except as contemplated by the Transaction Documents, none of Buyer Parent, Conduit Buyer, Securitization Buyer or Buyer Subsidiary is assuming any liability or obligation of Seller, CBNA, CSD, Funding Note Issuer, the Depositor or their Affiliates of any nature, known or unknown or contingent or liquidated.

Section 12.2 Release

(a) At or prior to the Closing, the Buyer and Seller will deliver a partial release in the form of Exhibit 12.2 or such other form as mutually agreed upon by such parties (the “Buyer/Seller Release”).

(b) Each party to this Agreement acknowledges and agrees that the execution and delivery of the Buyer/Seller Release will not modify, waive or otherwise affect such party’s obligations under this Agreement and the other Transaction Documents, including the Indemnification Agreement.

ARTICLE XIII

MISCELLANEOUS

Section 13.1 Assignments

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby. The obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assigns, which shall include successors by operation of Law, such as by merger. No party may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Seller, CBNA and Buyer Parent.

Section 13.2 Costs and Expenses

Except as expressly provided otherwise in this Agreement, each party shall each bear its own costs and expenses (including all legal, accounting, audit, due diligence and other out-of-pocket expenses) incurred in connection with the consummation of the Transactions and the other Transaction Documents to which they are a party.

Section 13.3 Use of Proceeds

The Seller shall treat the proceeds of the Estimated Certificate Purchase Price and the Estimated Conduit Purchase Price as proceeds of Collateral (as such term is defined in the Omnibus Credit Agreement) and will apply such proceeds in accordance with Section 5.2(b) of the Omnibus Credit Agreement.

Section 13.4 Relationship of Parties

Nothing contained in the Transaction Documents shall establish any fiduciary, partnership, joint venture or similar relationship between or among the parties hereto except to the extent otherwise expressly stated herein or therein.

Section 13.5 Non-Petition Covenants

Each party to this Agreement, by entering into this Agreement, hereby covenants and agrees that it shall not at any time institute against the Depositor, the Funding Note Issuer or any Securitization Trust, or join in any institution against the Depositor, the Funding Note Issuer or any Securitization Trust or Private Securitization Trust, of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar Law in connection with any obligations relating to this Agreement or any other Transaction Document.

Section 13.6 Notices, Etc.

(a) Addresses for Notices. All notices, demands, requests, consents and other communications provided for, or required to be given, in this Agreement shall be given in writing, or by any telecommunication device capable of creating a written record (including electronic mail) and addressed to the party to be notified at their respective addresses set forth in Appendix D. The parties hereto may change their respective addresses for notices from time to time by written notice to the other party hereto subject to written acknowledgment of receipt by the other party hereto.

(b) Effectiveness of Notices. All notices, demands, requests, consents and other communications described in Section 13.6(a) above shall be effective (i) if delivered by hand, including any overnight courier service, upon personal delivery, (ii) if delivered by mail, when received in the mails and (iii) if delivered by electronic mail or any other telecommunications device, when transmitted to an electronic mail address (or by another means of electronic delivery) as provided in Section 13.6(a) above.

Section 13.7 Entire Agreement; No Third Party Beneficiaries

This Agreement (including the exhibits and schedules hereto) and the Transaction Documents constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof and thereof. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement (other than to the extent a party assumes a capacity under the Securitization Basic Documents or under any Conduit Program agreement, and such Securitization Basic Documents or Conduit Program agreements confer rights in respect thereof to any other Person (such as a Noteholder).

Section 13.8 Governing Law

This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) shall be governed by, and construed in accordance with the Laws of the State of Delaware, without giving effect to any otherwise applicable choice or conflict of laws provision or rule.

Section 13.9 Submission to Jurisdiction; Service of Process

(a) Each of the parties hereto hereby irrevocably submits to the co-exclusive jurisdiction of the Delaware Chancery Court, or if such court shall not have jurisdiction, any federal or other state court of the State of Delaware and any federal or state court of the State of New York, for the purpose of any action or proceeding arising out of or relating to this Agreement and each of the parties hereto hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any such court. Each of the parties hereto agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(b) Each party to this Agreement irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the Transactions, on behalf of itself or its property, by personal delivery of copies of such process to such party. Nothing in this Section 13.9 shall affect the right of any party to serve legal process in any other manner permitted by Law.

Section 13.10 Waiver of Jury Trial

EACH OF THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY RELEASES, WAIVES AND RELINQUISHES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR CAUSE OF ACTION IN WHICH ANY OF THEM ARE PARTIES, WHICH IN ANY WAY (DIRECTLY OR INDIRECTLY) ARISES OUT OF, RESULTS FROM OR RELATES TO ANY OF THE FOLLOWING, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER BASED ON CONTRACT OR TORT OR ANY OTHER LEGAL BASIS: (I) THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY; (II) ANY PAST, PRESENT OR FUTURE ACT, OMISSION, CONDUCT OR ACTIVITY WITH RESPECT TO THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY; (III) ANY TRANSACTION, EVENT OR OCCURRENCE CONTEMPLATED BY THIS AGREEMENT; (IV) THE PERFORMANCE OF ANY OBLIGATION OR THE EXERCISE OF ANY RIGHT UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY; AND (V) THE ENFORCEMENT OF THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY. EACH OF THE PARTIES HERETO HEREBY FURTHER AGREES THAT THIS AGREEMENT CONSTITUTES ITS WRITTEN CONSENT THAT TRIAL BY JURY SHALL BE WAIVED IN ANY SUCH CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR OTHER CAUSE OF ACTION AND AGREES THAT EACH OF THEM SHALL HAVE THE RIGHT AT ANY TIME TO FILE THIS AGREEMENT WITH THE CLERK OR JUDGE OF ANY COURT IN WHICH ANY SUCH CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR OTHER CAUSE OF ACTION MAY BE PENDING AS WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY.

Section 13.11 Further Assurances

The parties to this Agreement agree to cooperate and to execute and deliver such instruments and take such further actions as any other party to this Agreement may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement, the other Transaction Documents and the Related Transactions.

Section 13.12 Severability

The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 13.13 Section Titles

The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection hereof immediately followed by a reference in parenthesis to the title of the Section containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire Section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such Section, the reference to the title shall govern absent manifest error.

Section 13.14 Execution in Counterparts

This Agreement may be executed in any number of counterparts and by different parties in separate counterparts (including by facsimile, electronic mail or other means of electronic communication), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 13.15 Specific Performance

The parties hereby expressly acknowledge and agree that immediate, extensive and irreparable damage would result, no adequate remedy at law would exist and damages would be difficult to determine in the event that any provision of this Agreement is not performed in accordance with its specific terms or otherwise breached. Therefore, in addition to, and not in limitation of, any other remedy available to any party, an aggrieved party under this Agreement would be entitled to specific performance of the terms hereof and immediate injunctive relief, without the necessity of proving the inadequacy of money damages as a remedy. Such remedies, and any and all other remedies provided for in this Agreement, shall, however, be cumulative in nature and not exclusive and shall be in addition to any other remedies whatsoever which any party may otherwise have. Each of the parties hereby acknowledges and agrees that it may be difficult to prove damages with reasonable certainty, that it may be difficult to procure suitable substitute performance, and that injunctive relief and/or specific performance will not cause an undue hardship to the parties. Each of the parties hereby further acknowledges that the existence of any other remedy contemplated by this Agreement does not diminish the availability of specific performance of the obligations hereunder or any other injunctive relief. Each party hereby further agrees that in the event of any action by the other party for specific performance or injunctive relief, it will not assert that a remedy at law or other remedy would be adequate or that specific performance or injunctive relief in respect of such breach or violation should not be available on the grounds that money damages are adequate or any other grounds.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE STUDENT LOAN CORPORATION, as the Seller, Servicer, SPV Administrator and Sponsor

By:	/S/ MICHAEL J. REARDON
Name: Michael J. Reardon Title: Chief Executive Officer

[Signature Pages to the FFELP Transaction Agreement]

CITIBANK, N.A., in its individual capacity and as Conduit Eligible Lender Trustee, Depositor Eligible Lender Trustee, Securitization Eligible Lender Trustee, Omnibus Lender and Indenture Administrator

By:	/S/ DOUGLAS PETERSON
Name: Douglas Peterson
Title: Chief Operating Officer

[Signature Pages to the FFELP Transaction Agreement]

CITIBANK (SOUTH DAKOTA) National Association Subservicer, Sub-Subservicer, Custodian andSPV Sub-Administrator

By:	/S/ KENDALL E. STORK
Name: Kendall E. Stork
Title: Citibank (South Dakota), N.A.
President

[Signature Pages to the FFELP Transaction Agreement]

SLC STUDENT LOAN RECEIVABLES I, INC., as Depositor

By:	/S/ MICHAEL J. REARDON
Name: Michael J. Reardon Title: Chief Executive Officer

[Signature Pages to the FFELP Transaction Agreement]

SLM CORPORATION, in its individual capacity

By:	/S/ PAUL MAYER
Name: Paul Mayer Title: Senior Vice President

[Signature Pages to the FFELP Transaction Agreement]

BULL RUN 1 LLC, as Securitization Buyer and Conduit Buyer

By:	/S/ LEO SUBLER
Name: Leo Subler Title: Vice President

[Signature Pages to the FFELP Transaction Agreement]

SLM EDUCATION CREDIT FINANCE CORPORATION, as successor Sponsor

By:	/S/ STEPHEN J. O’CONNELL
Name: Stephen J. O’Connell Title: Vice President

[Signature Pages to the FFELP Transaction Agreement]

SALLIE MAE, INC., as successor Subservicer, successor Sub-Administrator and successor SPV Administrator

By:	/S/ PAUL MAYER
Name: Paul Mayer Title: Senior Vice President

[Signature Pages to the FFELP Transaction Agreement]

Appendix A

DEFINITIONS

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“2004-1 Trust” means SLC Student Loan Trust 2004-1, a Delaware statutory trust.

“2005-1 Trust” means SLC Student Loan Trust 2005-1, a Delaware statutory trust.

“2005-2 Trust” means SLC Student Loan Trust 2005-2, a Delaware statutory trust.

“2005-3 Trust” means SLC Student Loan Trust 2005-3, a Delaware statutory trust.

“2006-1 Trust” means SLC Student Loan Trust 2006-1, a Delaware statutory trust.

“2006-2 Trust” means SLC Student Loan Trust 2006-2, a Delaware statutory trust.

“2007-1 Trust” means SLC Student Loan Trust 2007-1, a Delaware statutory trust.

“2007-2 Trust” means SLC Student Loan Trust 2007-2, a Delaware statutory trust.

“2008-1 Trust” means SLC Student Loan Trust 2008-1, a Delaware statutory trust.

“2008-2 Trust” means SLC Student Loan Trust 2008-2, a Delaware statutory trust.

“2009-1 Trust” means SLC Student Loan Trust 2009-1, a Delaware statutory trust.

“2009-2 Trust” means SLC Student Loan Trust 2009-2, a Delaware statutory trust.

“2009-3 Trust” means SLC Student Loan Trust 2009-3, a Delaware statutory trust.

“2010-1 Trust” means SLC Student Loan Trust 2010-1, a Delaware statutory trust.

“Accession Agreement” has the meaning given to such term in Section 2.2 of this Agreement.

“Acquired Assets” means the Trust Certificates, the membership interest in the Funding Note Issuer and all contracts that are to be assigned to the applicable Buyer or its Affiliates at Closing pursuant to the terms of this Agreement as listed in Schedule C.

“Administration Services Agreement” has the meaning given to such term in Schedule 3.3(a)(iii) of this Agreement.

“Administrator” means the Seller in its capacity as Administrator under the Securitization Administration Agreement and its permitted successors and assigns in such capacity.

“Affiliate” means, with respect to a Person, a person who, directly or indirectly, through one or more intermediaries Controls, is Controlled by, or is under common Control with, such specified person.

Appendix A-1

“Agreement” has the meaning set forth in the Preamble of this Agreement.

“Alternate Superior Proposal” has the meaning set forth in Section 10.4(l) of this Agreement.

“Applicable Float” means:

(i) if the Closing occurs on or before December 31, 2010, $0;

(ii) if the Closing occurs on or after January 1, 2011 and before April 1, 2011, an amount equal to the interest on the Unadjusted Purchase Price for the period from and including January 1, 2011 to the day prior to the Closing Date, calculated at the Float Amount Rate; and

(iii) if the Closing occurs on or after April 1, 2011, an amount equal to the interest on the Unadjusted Purchase Price for the period from and including April 1, 2011 to the day prior to the Closing Date, calculated at the Float Amount Rate.

“Applicable Loans” has the meaning given to such term in Section 7.2(i) of this Agreement.

“Applicable Measuring Date” means:

(i) if the Closing occurs on or prior to December 31, 2010: November 30, 2010 for purposes of the calculation of the Estimated Certificate Purchase Price pursuant to Section 2.1(a) and the Estimated Conduit Purchase Price pursuant to Section 4.1(a); and December 31, 2010 for purposes of the calculation of the Closing Certificate Purchase Price pursuant to Section 2.1(e) and Closing Conduit Purchase Price pursuant to Section 4.1(d);

(ii) if the Closing occurs on or after January 1, 2011 and before April 1, 2011: December 31, 2010; and

(iii) if the Closing occurs on or after April 1, 2011: March 31, 2011;

provided, that for purposes of the Estimated Certificate Purchase Price calculated pursuant to Section 2.1(a) or the Estimated Conduit Purchase Price calculated pursuant to Section 4.1(a), the “Applicable Measuring Date” may instead refer to the preceding month end under the circumstances set forth in those Sections.

“Applicable Negative Float” means if the Closing occurs on or before December 31, 2010, an amount equal to the interest on the Unadjusted Purchase Price for the period from and including the Closing Date to and including December 31, 2010, calculated at the Float Amount Rate.

“Arbitration Firm” has the meaning given to such term in Section 2.1(e) of this Agreement.

“Assigned Contracts” means the contracts set forth on Schedule C.

“Assumption of Obligations of the Seller under Master Terms Purchase Agreements” has the meaning given to such term in Section 3.5 of this Agreement.

“Bill of Sale” means a Securitization Bill of Sale or a Conduit Bill of Sale.

“Board of Directors of the Seller” means the board of directors of the Seller.

“Borrower” means the obligor on a Student Loan or Financed Student Loan.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in the State of New York are authorized or obligated to be closed.

Appendix A-2

“Buyer” means each of the Securitization Buyer, the Conduit Buyer and Buyer Parent.

“Buyer Assumed Obligations” means payment obligations under the Funding Note with respect to amounts due after the Closing and all other obligations required to be performed after the Closing by the Funding Note Issuer under the documents set forth on Exhibit 5(a), but excluding) any failure to perform any obligations prior to Closing and any obligations relating to breaches of these agreements occurring or resulting from events originating pre-Closing.

“Buyer Disclosure Schedule” means the Buyer Disclosure Schedule attached as Schedule A to this Agreement.

“Buyer Entity” has the meaning set forth in the Preamble of this Agreement.

“Buyer Material Adverse Effect” means any event, change, effect, development, state of facts, condition, circumstance or occurrence, that, individually or in the aggregate, has had or would reasonably be expected to prevent or materially delay or materially impair the ability of Buyer or any of its Subsidiaries to consummate any of the Transactions or to perform any of their obligations under any of the Transaction Documents, other than any event, change, effect, development, state of facts, condition or circumstance proximately relating to, resulting from or arising out of any action required by the Transaction Documents, or at the direction of Seller.

“Buyer Parent” has the meaning given to such term in the Preamble.

“Buyer Party” means each of SLM Corporation, Bull Run I LLC, as Securitization Buyer and Conduit Buyer, SLM Education Credit Finance Corporation, as successor Sponsor, and Sallie Mae, Inc., as successor Subservicer, successor Sub-Administrator and successor SPV Administrator.

“Buyer Satisfaction Certificate” means a certificate executed and delivered by Buyer Parent, substantially in the form attached as Exhibit 9.3 to this Agreement.

“Buyer/Seller Release” has the meaning given to such term in Section 12.2 of this Agreement.

“Buyer Subsidiary” has the meaning set forth in the Preamble of this Agreement.

“Capital Lease” means, with respect to any Person, any lease of, or other arrangement conveying the right to use, property by such Person as lessee that would be accounted for as a capital lease on a balance sheet of such Person prepared in accordance with GAAP.

“Capital Stock” means any and all shares of capital stock (whether denominated as common stock or preferred stock), beneficial, partnership or membership interests, participations, preferred interests, equity interests of or in a corporation, partnership, limited liability company or other legal entity, whether voting or non-voting.

“CBNA” has the meaning set forth in the Preamble of this Agreement.

“CBNA Transaction” has the meaning given to such term in the Recitals of this Agreement.

“CBNA Transaction Agreement” has the meaning given to such term in the Recitals of this Agreement.

“Certificate Distribution Amount” means:

(i) if the Closing occurs on or before December 31, 2010, $0;

Appendix A-3

(ii) if the Closing occurs on or after January 1, 2011 and before April 1, 2011, for purposes of Section 2.1, the total amount of distributions to holders of the Trust Certificates acquired by the Securitization Buyer on or after January 1, 2011 and prior to the Closing Date; and

(iii) if the Closing occurs on or after April 1, 2011, for purposes of Section 2.1, the total amount of distributions to holders of the Trust Certificates acquired by the Securitization Buyer on or after April 1, 2011 and prior to the Closing Date.

“Certificate Purchase Price” means, with respect to the Trust Certificates and as of a specified date, the sum of:

(i) the Net Trust Assets Acquired for such Trust Certificates as of the Applicable Measuring Date times 119%;

(ii) if the Closing occurs on or after January 1, 2011, minus the Certificate Distribution Amount;

(iii) if the Closing occurs on or after January 1, 2011, plus the Applicable Float; and

(iv) if the Closing occurs on or before December 31, 2010, minus the Applicable Negative Float.

For purposes of the foregoing definition: (i) “Net Trust Assets Acquired” means for the Trust Certificates the sum of the aggregate gross Principal Balance of the Trust Student Loans (disregarding any unamortized premium and loan loss reserves) plus the aggregate accrued interest receivable of the Trust Student Loans plus the aggregate Designated Trust Cash Items minus the following items: the aggregate outstanding Principal Amount of the Securitization Notes and accrued and unpaid interest thereon, any liabilities with respect to any foreign currency hedging agreements, any accrued servicing fees payable by the Securitization Trusts to the Seller or its Affiliates, accrued interest on B-notes and the accrued borrower benefit principal reduction and Department of Education fees due to the Seller or its Affiliates, and any other liabilities of the Trust that, in accordance with GAAP would be required to be reflected on a balance sheet of the applicable Securitization Trust as of the Applicable Measuring Date, in each case calculated as of the Applicable Measuring Date on a basis consistent with the Model Purchase Price Calculation; and (ii) “Designated Trust Cash Items” means with respect to the Trust Certificates, the sum of Securitization Restricted Cash of the Securitization Trusts (including the collection, reserve and capitalized interest accounts), the aggregate accrued cash applied but not yet received by the Securitization Trusts from the Seller and its Affiliates and the aggregate fees due from Guarantors or the Department of Education for cancelled loans and the total prepaid expenses of the Securitization Trusts, in each case calculated as of the Applicable Measuring Date on a basis consistent with the Model Purchase Price Calculation.

“Change of Recommendation” has the meaning given to such term in Section 10.4(d) of this Agreement.

“Closing” has the meaning given to such term in Section 8.1(a) of this Agreement.

“Closing Certificate Purchase Price” means the final Certificate Purchase Price based upon the Schedule of Trust Student Loans determined as of the Applicable Measuring Date, pursuant to Section 2.1(a).

“Closing Conduit Purchase Price” means the final Conduit Purchase Price based upon the Schedule of Financed Student Loans determined as of the Applicable Measuring Date, pursuant to Section 4.1(d).

“Closing Date” has the meaning given to such term in Section 8.1(a) of this Agreement.

“Commitment Date” has the meaning set forth in the Preamble.

“Competing Proposal” has the meaning given to such term in Section 10.4(i) of this Agreement.

Appendix A-4

“Conduit Administrator” means The Bank of New York Mellon, a New York banking corporation, in its capacity as administrator to the Conduit Program.

“Conduit Arbitration Firm” has the meaning given to such term in Section 4.1(d) of this Agreement.

“Conduit Bill of Sale” means a bill of sale between the Seller and the Conduit Buyer, substantially in the form of Exhibit 4.4 to this Agreement or such other form as is acceptable to such parties, pursuant to which the Seller will sell the entire Membership Interest in the Funding Note Issuer in consideration for the Conduit Purchase Price.

“Conduit Buyer” means Bull Run 1 LLC a Delaware limited liability company.

“Conduit Distribution Amount” means:

(i) if the Closing occurs on or before December 31, 2010, $0;

(ii) if the Closing occurs on or after January 1, 2011 and before April 1, 2011, for purposes of Section 4.1 the total amount of distributions by the Funding Note Issuer on or after January 1, 2011 and prior to the Closing Date; and

(iii) if the Closing occurs on or after April 1, 2011, for purposes of Section 4.1 the total amount of distributions by the Funding Note Issuer on or after April 1, 2011 and prior to the Closing Date.

“Conduit Eligible Lender Trust Agreement” means the Eligible Lender Trust Agreement, dated as of May 14, 2009 between Funding Note Issuer as the Funding Note Issuer, and CBNA, not in its individual capacity but solely as the Eligible Lender Trustee on behalf, and for the benefit, of the Funding Note Issuer.

“Conduit Eligible Lender Trustee” means CBNA, in its capacity as eligible lender trustee for the benefit of the Funding Note Issuer, pursuant to the Conduit Eligible Lender Trust Agreement.

“Conduit Lender” means Straight-A Funding, LLC, a limited liability company organized under the laws of the State of Delaware.

“Conduit Manager” means BMO Capital Markets Corp. and its successor and assigns, in its capacity as Manager pursuant to the Funding Note Purchase Agreement.

“Conduit Mutual Release” has the meaning given to such term in the Recitals of this Agreement.

“Conduit Program” means the loan facility provided by the Conduit Lender to the Funding Note Issuer and to other borrowers.

“Conduit Purchase Price” means the purchase price for the sale to the Conduit Buyer of the entire Membership Interest in the Funding Note Issuer pursuant to this Agreement and the Conduit Bill of Sale, which shall be equal to the sum of:

(i) the Net Conduit Assets Acquired as of the Applicable Measuring Date times 119%;

(ii) minus the total amount of principal and interest outstanding at Closing under the Subordinated Credit Agreement;

(iii) if the Closing occurs on or after January 1, 2011, plus the Applicable Float; and

(iv) if the Closing occurs on or before December 31, 2010, minus the Applicable Negative Float.

Appendix A-5

For purposes of this definition: (i) “Net Conduit Assets Acquired” means the sum of the aggregate gross Principal Balance of the Financed Student Loans (disregarding any unamortized premium and loss reserves), plus the aggregate accrued interest receivable of the Financed Student Loans, plus the aggregate Designated Conduit Cash Items, minus the following items: the outstanding principal of the Funding Note, (excluding unamortized bond discount balances), the outstanding Ratable Financing Costs, any accrued servicing fee payable by the Funding Note Issuer to the Seller or its Affiliates, accrued borrower benefit principal reduction and Department of Education fees due to the Seller or its Affiliates and any other liabilities of the Funding Note Issuer that in accordance with GAAP would be required to be reflected on a balance sheet of the Funding Note Issuer prepared as of the Applicable Measuring Date, in each case calculated as of the Applicable Measuring Date on a basis consistent with the Model Purchase Price Calculation; and (ii) “Designated Conduit Cash Items” means with respect to the Funding Note Issuer, the sum of Conduit Restricted Cash (including the collection, reserve and capitalized interest accounts), the aggregate cash applied but not received from the Seller or its Affiliates, the aggregate fees due to the Funding Note Issuer from Guarantors or the Department of Education for cancelled loans and any prepaid expenses of the Funding Note Issuer, in each case calculated as of the Applicable Measuring Date on a basis consistent with the Model Purchase Price Calculation.

“Conduit Replacement Subservicing Agreement” has the meaning given to such term in Section 5.2 of this Agreement.

“Conduit Restricted Cash” means all cash and investments held from time to time in any Trust Account (as defined in the Funding Note Purchase Agreement) whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise.

“Conduit Servicing Agreement” means the Servicing Agreement, dated as of May 14, 2009, by and among the Funding Note Issuer, CBNA, as the Eligible Lender Trustee, the Conduit Administrator, the Conduit Lender and the Seller, as Master Servicer, together with the Supplemental Servicing Agreement thereto dated as of May 14, 2009 by and among the Seller, as the Master Servicer, the Funding Note Issuer, CBNA, as the Eligible Lender Trustee and the SPV Administrator.

“Conduit Student Loan Purchase Agreement” means the Student Loan Purchase Agreement, dated as of May 14, 2009, among The Student Loan Corporation, as seller, the Seller Eligible Lender Trustee, the Funding Note Issuer and CBNA, not in its individual capacity but solely as the Eligible Lender Trustee for the benefit of the Funding Note Issuer and its assigns.

“Conduit Subservicing Agreement” means the Servicing Agreement dated as of May 14, 2009 by and among the Funding Note Issuer, CSD, as subservicer and the Seller as Master Servicer, together with the Conduit Replacement Servicing Agreement incorporated therein.

“Confidentiality Agreement” has the meaning given to such term in Section 10.6(b) of this Agreement.

“Consolidation Loan” means a loan made pursuant to and in full compliance with Section 428C of the Higher Education Act.

“Control” (including the terms “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

“CSD” has the meaning set forth in the Preamble of this Agreement.

“Custodian” means CSD either (i) as custodian under the Securitization Custody Agreements or (ii) as subcustodian on behalf of the Servicer pursuant to the Conduit Servicing Agreement and the Conduit Subservicing Agreement, as applicable.

Appendix A-6

“Data Room” means the electronic online data room maintained by IntraLinks, Inc. for purposes of the Transaction under the name “Project Lesson”.

“Data Tape” has the meaning given to such term in Section 7.2(n) of this Agreement.

“Delinquent” means, for any Student Loan, the period in which any payment of principal or interest due on such Student Loan is overdue (after giving effect to all grace, forbearance and deferment periods).

“Department Form Agreements” has the meaning given to such term in Section 5.1 of this Agreement.

“Department of Education” or “Department” means the United States Department of Education, or, solely for purposes of the Funding Note Purchase Agreement, any official of the Department of Education duly authorized to perform any function with respect to the transactions under the Department Put Agreement or the other transaction documents under the Conduit Program.

“Depositor” means, with respect to the Securitization Trusts and the Private Securitization Trust, SLC Student Loan Receivables I, Inc., a Delaware corporation.

“Depositor Agreement” has the meaning given to such term in ARTICLE VI of this Agreement.

“Depositor Eligible Lender Trustee” means CBNA, in its capacity as eligible lender trustee for the benefit of the Depositor, pursuant to the Depositor Eligible Lender Trust Agreement.

“Depositor Eligible Lender Trust Agreement” means, with respect to each Securitization Transaction, the eligible lender trust agreement between the Depositor and the Depositor Eligible Lender Trustee, as amended or modified from time to time.

“Depositor SEC Reports” has the meaning given to such term in Section 7.2(u)(v) of this Agreement.

“DGCL” means the General Corporation Law of the State of Delaware.

“Disclosure Date” has the meaning given to such term in Section 7.2(w) of this Agreement.

“Eligible Lender Trust Agreement” means the Trust Agreement, dated as of August 30, 2003, between SLC, as the grantor thereunder, and CBNA, not in its individual capacity but solely in its capacity as the trustee thereunder, relating to FFELP Loans, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Eligible Lender Trustee” means a corporation or banking association qualifying as an “eligible lender” as such term is defined in Section 435(d) of the Higher Education Act for purposes of holding legal title to Student Loans, which meets all other requirements for an Eligible Lender Trustee under the terms of the applicable Transaction Document and which is authorized to execute corporate trust powers and hold legal title to Student Loans.

“Estimated Certificate Purchase Price” means the estimated Certificate Purchase Price based upon the Schedule of Trust Student Loans and related calculations determined as of the Applicable Measuring Date pursuant to Section 2.1(a).

“Estimated Conduit Purchase Price” means the estimated Conduit Purchase Price based upon the Schedule of Financed Student Loans and related calculations determined as of the Applicable Measuring Date, pursuant to Section 4.1(a).

Appendix A-7

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Expenses” means, with respect to any Person, all reasonable and documented out-of-pocket fees and expenses (including all fees and expenses of counsel, accountants, financial advisors and investment bankers of such Person and its Affiliates), incurred by such Person or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement and any transactions related thereto, any litigation with respect thereto, the preparation, printing, filing and mailing of the Proxy Statement, the filing of any required notices under Laws, or in connection with regulatory approvals, and all other matters related to the Transaction Documents and other transactions contemplated hereby.

“FFELP” means the U.S. Federal Family Education Loan Program.

“FFELP Loan” means a U.S. federally-insured student loan that has been authorized to be made or held by the Seller as the beneficiary of a student loan trust as part of the FFELP and authorized by the Higher Education Act of 1965, as amended, or the Health Education Assistance Loan Program, as amended, including a Stafford, PLUS, Consolidation or HEAL student loan.

“Financed Student Loan” means a Student Loan sold to the Funding Note Issuer.

“Float Amount Rate” equals the per annum rate of 1%.

“Funding Note” means the note evidencing the loans made by the Conduit Lender to the Funding Note Issuer.

“Funding Note Issuer” has the meaning given to such term in the Recitals of this Agreement.

“Funding Note Purchase Agreement” means the Funding Note Purchase Agreement, by and among Straight-A Funding, LLC, as the Conduit Lender, Funding Note Issuer, as the Funding Note Issuer, CBNA, as the Conduit Eligible Lender Trustee, The Bank of New York Mellon, as the Conduit Administrator, the Securities Intermediary and the Conduit Lender Eligible Lender Trustee, The Student Loan Corporation , as the SPV Administrator, the Sponsor and the Master Servicer and the Conduit Manager, dated as of May 14, 2009.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, that are applicable to the circumstances as of the date of determination.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee Agreement” means any agreement between any Guarantor and the Student Loan Corporation Eligible Lender Trustee on behalf of either a Securitization Trust, the Depositor, The Student Loan Corporation, or the Funding Note Issuer providing for the payment by the Guarantor of amounts authorized to be paid pursuant to the Higher Education Act to holders of qualifying Student Loans guaranteed in accordance with the Higher Education Act by such Guarantor.

Appendix A-8

“Guarantor” means any FFELP guaranty agency with which the applicable The Student Loan Corporation, Eligible Lender Trustee or the Funding Note Issuer has in place a Guarantee Agreement, and which guarantor is reinsured by the Department of Education for a percentage of claims paid for a given federal fiscal year.

“Higher Education Act” means the Higher Education Act of 1965, 20 U.S.C. Section 1001 et seq., as amended or supplemented from time to time, and all regulations and guidelines promulgated thereunder.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Indemnification Agreement” has the meaning given to such term in the Recitals of this Agreement.

“Indenture Administrator” means the “Indenture Administrator” under the Securitization Indentures.

“Initial Cutoff Date” has the meaning given to such term in Section 2.1(a) of this Agreement.

“Investment Company Act” means the United States Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

“Knowledge” means, with respect to the Seller, the actual knowledge of Michael J. Reardon, Joe Guage, Irene Hendricks, Patty Morris, John Vidovich, Janice Stiles, Anupam Agarwal, Christine Homer, Beth Reitzel and Janis Turner.

“Law” means any and all domestic (federal, state or local) or foreign laws, statutes, rules, regulations, requirements or Orders promulgated by any Governmental Authority.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, collateral assignment, charge, deposit, arrangement, encumbrance, lien (statutory or other), security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever intended to assure payment of any indebtedness or the performance of any other obligation, including any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease and any financing lease having substantially the same economic effect as any of the foregoing.

“Loan File” means, with respect to a FFELP Loan, the file containing all current, relevant information pertaining to such FFELP Loan.

“Loan Transmittal Summary Form” means the form attached to a bill of sale with respect to a Securitization Master Terms Purchase Agreement or Securitization Master Terms Sale Agreement, which lists, by Borrower, each Student Loan sold pursuant to such bill of sale.

“Makewhole and Participation Agreement” has the meaning given to such term in Section 3.6 of this Agreement.

“Member” means the sole member of the Funding Note Issuer under the limited liability company agreement of the Funding Note Issuer.

“Membership Interest” means the entire limited liability company interest of the Seller as member in Funding Note Issuer, including the Seller’s right to any and all benefits to which it is entitled as provided in the limited liability company agreement of Funding Note Issuer, together with the obligations of the Seller as member to comply with all the terms and provisions of such limited liability company agreement.

Appendix A-9

“Merger Buyer” has the meaning set forth in the Recitals of this Agreement.

“Merger Transaction” has the meaning given to such term in the Recitals of this Agreement.

“Merger Transaction Agreement” has the meaning given to such term in the Recitals of this Agreement.

“Model Purchase Price Calculation” has the meaning given to such term in Section 2.1(a).

“Note” means a note evidencing a Student Loan.

“Noteholder” means the holder of a Securitization Note.

“Notice of a Proposed Change of Recommendation” has the meaning set forth in Section 10.4(e) of this Agreement.

“Notice of Superior Proposal” has the meaning set forth in Section 10.4(e) of this Agreement.

“Omnibus Credit Agreement” means the Amended & Restated Omnibus Credit Agreement, dated as of January 29, 2010, as amended by the Amendment No. 1 thereto, dated as of February 11, 2010 by and among (i) the Seller, as borrower, (ii) CBNA, as lender, (iii) CBNA, in its separate capacity as the trustee under the trust agreement identified therein and (iv) the non-securitization Subsidiaries of the Seller that may become parties thereto from time to time, as the same may be further amended or otherwise modified from time to time in accordance with the terms thereof.

“Omnibus Lender” means CBNA, in its capacity as the lender under the Omnibus Credit Agreement and its permitted successors and assigns in such capacity.

“Omnibus Loan” means a loan to the Seller that is subject to the terms and conditions of the Omnibus Credit Agreement.

“Opinion of Counsel” means a written opinion of counsel meeting the requirements specified in the related Transaction Document.

“Order” means any decree, order, writ, judgment, stipulation, award, injunction, temporary restraining order or other order in any suit or proceeding by any Governmental Authority.

“Owner Trustee” means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee under the Securitization Trust Agreements, and its permitted successors and assigns in such capacity.

“Partial Release of Security Interest” means the agreement substantially in the form set forth in Exhibit 2.5 of this Agreement.

“Payment Cutoff Date” means, with respect to a Securitization Trust, a “Payment Cutoff Date,” as defined in the Securitization Master Terms Purchase Agreement.

“Permitted Change of Recommendation” has the meaning given to such term in Section 10.4(e) of this Agreement.

Appendix A-10

“Person” means an individual, partnership, corporation (including a business trust), joint stock company, estate, trust, limited liability company, association unincorporated association, joint venture or other entity or a Governmental Authority.

“Portfolio” means, with respect to a Securitization Trust, the Trust Student Loans reinsured under Title IV of the Higher Education Act and made to persons for post-secondary education at eligible institutions acquired from time to time by the Securitization Eligible Lender Trustee on behalf of the Securitization Trust.

“Principal Amount” means, with respect to a Securitization Note, the outstanding principal balance of such Securitization Note (excluding unamortized bond discount balances).

“Principal Balance” means, with respect to a Student Loan, the outstanding principal balance of such student loan (disregarding any unauthorized premium and loan loss reserves), plus accrued interest expected to be capitalized (if any) but excluding any amounts already included in the aggregate accrued interest receivable balance of the Trust Student Loans.

“Private Securitization Basic Document” means any document that is a “Basic Document” as defined in the indenture pursuant to which any Private Securitization Trust has issued securitization notes.

“Private Securitization Servicing Agreement” means, with respect to each Private Securitization Trust, the servicing agreement entered into between the Seller, as the Servicer and as the Administrator, and the Private Securitization Trust, as the same may be amended from time to time.

“Private Securitization Trust” means each of SLC Private Student Loan Trust 2006-A, SLC Private Student Loan Trust 2009-A, SLC Private Student Loan Trust 2010-A or SLC Private Student Loan Trust 2010-B.

“Proxy Statement” has the meaning given to such term in Section 10.2(a) of this Agreement.

“Purchase Agreement” means, with respect to a Securitization Trust, the Purchase Agreement entered into between the Seller and the Depositor pursuant to which Student Loans are sold from the Seller to the Depositor, in accordance with the Securitization Master Terms Purchase Agreement for that Securitization Trust.

“Qualifying Transaction” means any transaction contemplated by a Competing Proposal, except the references therein to “15%” in each of clause (A), (B) and (C) of the definition of Competing Proposal shall be replaced by “50%” and the reference in clause (i) thereof to the “Acquired Assets” shall be replaced by the phrase “all assets of the Seller”; provided, however, that the Related Transactions shall not constitute Qualifying Transactions.

“Ratable Financing Costs” has the meaning given to such term in the Funding Note Purchase Agreement.

“Rating Agencies” means a nationally recognized statistical rating organization or other comparable Person rating the Securitization Notes in accordance with the applicable Securitization Indentures.

“Related Transaction Documents” mean, collectively, (i) the CBNA Transaction Agreement, (ii) the Merger Transaction Agreement and (iii) in each case, ancillary agreements attached thereto or delivered thereunder or in connection therewith.

“Related Transactions” means, together, the CBNA Transaction and the Merger Transaction.

Appendix A-11

“Replacement Subservicing Agreements” has the meaning given to such term in Section 3.4(a) of this Agreement.

“Representatives” has the meaning given to such term in Section 10.4(a) of this Agreement.

“Schedule of Financed Student Loans” means the schedule or file identifying the Financed Student Loans and containing data related to such Financed Student Loans.

“Schedule of Trust Student Loans” means the schedule or file identifying the Trust Student Loans and containing data related to such Trust Student Loans.

“SEC” means the U.S. Securities and Exchange Commission.

“Secretary” means the Secretary of Education, and includes any official of the Department duly authorized to perform any function with respect to the transactions under the Conduit Program.

“Securitization Administration Agreement” means, with respect to each Securitization Trust, the Administration Agreement entered into between a Securitization Trust, the Depositor, and the Seller, in its capacity as Administrator, and, if applicable, the Seller, in its capacity as Servicer, as the same may be amended or otherwise modified from time to time in accordance with the terms thereof.

“Securitization Basic Documents” means, with respect to each Securitization Trust, the applicable Basic Documents as defined under the Securitization Indenture, as the same may be amended or otherwise modified from time to time in accordance with the terms thereof.

“Securitization Buyer” means Bull Run 1 LLC, a Delaware limited liability company.

“Securitization Closing Date” means, with respect to each Securitization Trust, the applicable closing date under the Securitization Indenture.

“Securitization Custody Agreement” means a Custody Agreement entered into between each Securitization Trust, the Securitization Eligible Lender Trustee, the Securitization Indenture Trustee, the Seller, as the Servicer, and CSD, as custodian, for a Securitization Trust, as the same may be amended or otherwise modified from time to time in accordance with the terms thereof.

“Securitization Cutoff Date” means, with respect to each Securitization Trust, the applicable cutoff date under the Securitization Indenture.

“Securitization Eligible Lender Trust Agreement” means, with respect to each Securitization Transaction, the eligible lender trust agreement between the related Securitization Trust and the Securitization Eligible Lender Trustee, as amended or modified form time to time.

“Securitization Eligible Lender Trustee” means CBNA, in its capacity as eligible lender trustee on behalf of each Securitization Trust pursuant to the applicable Securitization Eligible Lender Trust Agreement.

“Securitization Eligible Loan” means a Student Loan that was sold by the Seller to the Depositor and sold by the Depositor to a Securitization Trust, which as of the applicable Securitization Cutoff Date, or for a Student Loan that was substituted by the Seller and the Depositor after the Securitization Closing Date, which as of the applicable cutoff date, or in the case of a Purchase Agreement entered into after the applicable Securitization Closing Date, which as of the related purchase date by the Depositor, was current or no more Delinquent than permitted under such Securitization Master Terms Purchase Agreement in payment of principal or interest and

Appendix A-12

which met the following criteria as of the Securitization Cutoff Date, or in the case of any Student Loan substituted after the applicable Securitization Closing Date, as of the applicable cutoff date by the Depositor:

(a)(i) with respect to the 2008-2 Trust and the 2009-1 Trust, was a Stafford Loan or a Plus Loan, and not a Consolidation Loan, (ii) with respect to the 2010-1 Trust, was a Consolidation Loan, Stafford Loan, PLUS Loan or SLS Loan and (iii) with respect to each other Securitization Trust not described in clauses (i) and (ii), was a Consolidation Loan;

(b) was owned by the Seller, and was fully disbursed;

(c) was guaranteed as to principal and interest by the applicable Guarantor to the maximum extent permitted by the Higher Education Act for such Student Loan, and such Guarantor was, in turn, reinsured by the Department of Education in accordance with the Higher Education Act;

(d) bore interest at a stated rate of not more than the maximum rate permitted under the Higher Education Act for such Loan;

(e) was eligible for the payment of the quarterly special allowance at the three month financial commercial paper rate or the 91-day treasury bill rate, as applicable;

(f) if not in repayment status, was eligible for the payment of interest benefits by the Secretary or, if not so eligible, was a Student Loan for which interest either was billed quarterly to Borrower or deferred until commencement of the repayment period, in which case such accrued interest would be subject to capitalization to the full extent permitted by the applicable Guarantor;

(g) contained terms in accordance with those required by FFELP, the applicable Guarantee Agreement and other applicable requirements, and, with respect to the 2004-1 Trust, 2005-1 Trust, 2005-2 Trust, 2005-3 Trust and 2006-1 Trust, was more than 180 days past the final disbursement;

(h) did not have a borrower who was noted in the related records of the Servicer as being currently involved in a bankruptcy proceeding, and, with respect to the 2007-2 Trust, 2008-1 Trust, 2008-2 Trust and 2009-1 Trust, had a date of first disbursement prior to October 1, 2007;

(i) was supported by the following documentation:

(1)	a loan application, and any supplement thereto,

(2)	an original promissory note and any addendum thereto (or a certified copy thereof if more than one loan was represented by a single promissory note and all loans so represented were not being sold) or the electronic records evidencing the same,

(3)	evidence of guarantee,

(4)	any other document and/or record which the Seller may have been required to retain pursuant to the Higher Education Act,

(5)	if applicable, payment history (or similar document) including (i) an indication of the Principal Balance and the date through which interest had been paid, each as of the applicable Securitization Cutoff Date, or, in the case of any Loan substituted after the applicable Securitization Closing Date, as of the related Purchase Date (as defined therein) and (ii) an accounting of the allocation of all payments by the Borrower or on the Borrower’s behalf to principal and interest on the Student Loan,

(6)	if applicable, documentation which supported periods of current or past deferment or past forbearance,

Appendix A-13

(7)	if applicable, a collection history, if the Loan was ever in a delinquent status, including detailed summaries of contacts and including the addresses or telephone numbers used in contacting or attempting to contact Borrower and any endorser and, if required by the Guarantor, copies of all letters and other correspondence relating to due diligence processing,

(8)	if applicable, evidence of all requests for skip-tracing assistance and current address of Borrower, if located,

(9)	if applicable, evidence of requests for pre-claims assistance, and evidence that the Borrower’s school(s) had been notified, and

(10)	if applicable, a record of any event resulting in a change to or confirmation of any data in the Loan File.

“Securitization Indenture” means, with respect to each Securitization Trust, the indenture pursuant to which the Securitization Trust has issued Securitization Notes, as amended or supplemented from time to time.

“Securitization Indenture Trustee” means U.S. Bank National Association, a national banking association, in its capacity as the indenture trustee under each Securitization Indenture, and its permitted successors and assigns in such capacity.

“Securitization Master Terms Purchase Agreement” means, with respect to each Securitization Trust, the purchase agreement entered into by and among the Seller, the Depositor and an Eligible Lender Trustee pursuant to which the Student Loans to be deposited into the Securitization Trust are sold from the Seller to the Depositor, as the same may be amended or otherwise modified from time to time in accordance with the terms thereof.

“Securitization Master Terms Sale Agreement” means, with respect to each Securitization Trust, the Master Terms Sale Agreement entered into by and among the Depositor, the Securitization Trust and an Eligible Lender Trustee pursuant to which Student Loans are sold by the Depositor to the Securitization Trust, as the same may be amended or otherwise modified from time to time in accordance with the terms thereof.

“Securitization Note” means a note issued by the related Securitization Trust.

“Securitization Restricted Cash” means, with respect to each Securitization Trust, all cash and investments held from time to time in any Trust Account (as defined in the applicable Securitization Administration Agreement) whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise.

“Securitization Servicing Agreement” means, with respect to each Securitization Trust, the servicing agreement entered into between the Seller, as the Servicer and as the Administrator, and the Securitization Trust, as the same may be amended or otherwise modified from time to time in accordance with the terms thereof.

“Securitization Subservicing Agreement” means, with respect to each Securitization Trust, the Subservicing Agreement entered into between the Seller, as the Servicer, and CSD, as the same may be amended or otherwise modified from time to time in accordance with the terms thereof.

“Securitization Transaction” has the meaning given to such term in Section 7.2(l)(i) of this Agreement.

“Securitization Trust” means the 2004-1 Trust, the 2005-1 Trust, the 2005-2 Trust, the 2005-3 Trust, the 2006-1 Trust, the 2006-2 Trust, the 2007-1 Trust, the 2007-2 Trust, the 2008-1 Trust, the 2008-2 Trust, the 2009-1 Trust, the 2009-2 Trust or the 2009-3 Trust as the context requires.

Appendix A-14

“Securitization Trust Agreement” means, with respect to each Securitization Trust, the Trust Agreement entered into by and between the Depositor and the Owner Trustee, as the same may be amended or otherwise modified from time to time in accordance with the terms thereof.

“Seller” means The Student Loan Corporation, a Delaware corporation, in its capacity as the seller under this Agreement.

“Seller Common Stock” means the common stock, par value $0.01 per share, of the Seller.

“Seller Disclosure Schedule” means the Seller Disclosure Schedule attached as Schedule B to this Agreement.

“Seller Eligible Lender Trust Agreement” means the Trust Agreement, dated as of August 30, 2003, between The Student Loan Corporation, as the grantor thereunder, and CBNA, not in its individual capacity but solely in its capacity as the trustee thereunder, relating to FFELP Loans, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Seller Eligible Lender Trustee” means CBNA, in its capacity as eligible lender trustee for the benefit of The Student Loan Corporation pursuant to the Seller Eligible Lender Trust Agreement.

“Seller Intervening Event” has the meaning set forth in Section 10.4(j) of this Agreement.

“Seller Material Adverse Effect” means any event, change, effect, development, state of facts, condition, circumstance or occurrence that, individually or in the aggregate, (i) has had or would reasonably be expected to have a material adverse effect on the business, operations, results of operations or financial condition of the Acquired Assets and Applicable Loans, taken as a whole, or (ii) would reasonably be expected to prevent or materially delay or materially impair the ability of the Seller or any of its Subsidiaries to consummate any of the Transactions or to perform any of their obligations under any of the Transaction Documents, other than any event, change, effect, development, state of facts, condition, or circumstance proximately relating to, resulting from or arising out of (A) changes in general economic or political conditions or the financial, securities or credit markets in general; (B) any events, circumstances, changes or effects that affect the general student loan industry; (C) any changes in Laws (or interpretations thereof) applicable to the Seller or any of the Seller’s Subsidiaries or any of their respective properties or assets (including, for the avoidance of doubt, the Health Care and Education Reconciliation Act of 2010 and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010); (D) any changes, after the date hereof, in GAAP (or interpretations thereof); (E) any outbreak or escalation of hostilities or war (whether or not declared) or any act of terrorism, or any earthquakes, hurricanes, tornados or other natural disasters; (F) the negotiation, execution, announcement, consummation or existence of, this Agreement, the Transaction Documents, the Transactions, the Related Transaction Documents or the Related Transactions, including any action or suit arising therefrom or in connection therewith; (G) any change in the trading price of the Seller Common Stock or the failure by the Seller or its Subsidiaries to meet any internal or published projections, forecasts or estimates for any period (it being understood that the events, changes, effects, developments, state of facts, condition, circumstance or occurrence underlying such change or failure that are not otherwise excluded from the definition of Seller Material Adverse Effect may be taken into account in determining whether there has been or would reasonably be expected to be a Seller Material Adverse Effect); or (H) any action taken as required by the Transaction Documents or at the direction of Buyer; provided, however, that any change, effect, event or occurrence referred to in the immediately preceding clauses (A), (B), (C), (D) and (E) shall be taken into account for purposes of determining whether a Seller Material Adverse Effect has occurred only to the extent such change, effect, event or occurrence adversely affects the Seller and its Subsidiaries, taken as a whole, in a materially disproportionate manner relative to other companies operating in the industries in which the Seller and its Subsidiaries compete (and then only to the extent of the materially disproportionate portion of such effect).

Appendix A-15

“Seller Party” means each of The Student Loan Corporation, as Seller, Servicer SPV Administrator and Sponsor, CBNA in its individual capacity and as The Student Loan Corporation Eligible Lender Trustee. Omnibus Lender, lender under the Term Loan Agreement and Indenture Administrator, CSD, as subservicer, Sub-Subservicer and Custodian, the Depositor and the Funding Note Issuer.

“Seller Recommendation” has the meaning given to such term in Section 10.3 of this Agreement.

“Seller Satisfaction Certificate” means a certificate executed and delivered by the Seller, substantially in the form of Exhibit 9.2 to this Agreement.

“Seller Stockholder Approval” means the affirmative vote of the holders of at least a majority of the outstanding shares of Seller Common Stock entitled to vote at the Stockholders’ Meeting.

“Seller Termination Fee” means any fee payable by the Seller to Buyer Parent pursuant to Sections 11.3(a), 11.3(b), 11.3(c), 11.3(d) or 11.3(e).

“Servicer” means the Seller in its capacity as Servicer under each Securitization Servicing Agreement, Private Securitization Servicing Agreement or under the Conduit Servicing Agreement, as the context requires, and their respective permitted successors and assigns in such capacity.

“Solvent” means, with respect to any Person as of any date of determination, that, as of such date, (a) the value of the assets of such Person is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person as determined in accordance with GAAP, (b) such Person is able to pay all liabilities of such Person as such liabilities mature and (c) such Person does not have unreasonably small capital. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Special Committee” means the Special Committee of the Board of Directors of the Seller.

“Sponsor” means the Seller and its successor and assigns in its capacity as the Sponsor under the Funding Note Purchase Agreement.

“SPV Administrator” means the Seller and its successors and assigns in its capacity as the SPV Administrator of the Funding Note Issuer under the Funding Note Purchase Agreement.

“Stockholders’ Meeting” has the meaning given to such term in Section 10.2(a) of this Agreement.

“Student Loan” means an education loan to students and parents of students under the FFELP.

“Sub-Administration Agreements” has the meaning given to such term in Section 3.3(a) of this Agreement.

“Sub-Administrator” has the meaning given to such term in Section 3.3(a)(i) of this Agreement.

“Sub-Sub-Administrator” has the meaning given to such term in Section 3.3(a)(ii) of this Agreement.

“Sub-Subservicer” has the meaning given to such term in Section 3.4(a)(ii) of this Agreement.

“Sub-Subservicing Agreement” has the meaning given to such term in Section 3.4(a)(ii) of this Agreement.

Appendix A-16

“Subordinated Credit Agreement” means the Subordinated Credit Agreement, dated as of May 14, 2009, together with all amendments and other modifications, if any, between Funding Note Issuer and the Seller, as Lender.

“Subordinated Loan” means a subordinated loan issued under the Subordinated Credit Agreement.

“Subordinated Note Lender” means the Seller in its capacity as lender under the Subordinated Credit Agreement.

“Subordinated Promissory Note” means the note evidencing the Subordinated Loans.

“Subservicer” means CSD, in its capacity as the subservicer under each Securitization Subservicing Agreement, and its successors and assigns in such capacity.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company or other business entity of which an aggregate of more than 50% of the outstanding voting stock is, at the time, directly or indirectly, owned or controlled by such Person or one or more Subsidiaries of such Person.

“Substitute Merger Transaction” has the meaning given to such term in Section 10.11(a) of this Agreement.

“Superior Proposal” has the meaning given to such term in Section 10.4(g) of this Agreement.

“Superior Proposal Agreement” has the meaning given to such term in Section 10.4(g) of this Agreement.

“Tax” means all taxes, including income, gross receipts, ad valorem, VAT, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, worker’s compensation, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by any Governmental Authority, and any interest, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof.

“Tax Return” means any report, return, declaration, statement or other information required to be supplied to a Governmental Authority in connection with Taxes.

“Term Loan Agreement” means the Term Loan Agreement dated as of the date hereof by and among Bull Run 1 LLC, as Borrower, Buyer Parent, as Guarantor, CBNA, as the Administrative Agent, the Syndicate Agent, the Collateral Agent, and a Lender, and additional lenders that may become a party thereto.

“Termination Date” has the meaning given to such term in Section 11.1(b) of this Agreement.

“Transaction Documents” means this Agreement, the Voting Agreement, the Indemnification Agreement, the Trust Certificates Bill of Sale, the Accession Agreement for Trust Certificates, the Partial Release of Security Interest, the Sub-Administration Agreement, the Sub-Sub-Administration Agreement, the Administration Services Agreement, the Replacement Subservicing Agreement, the Sub-Subservicing Agreement, the Servicing Services Agreement, the Assumption of Obligations of the Seller under Master Terms Purchase Agreements, the Makewhole and Participation Agreement, the Conduit Bill of Sale, the Conduit Mutual Release, the Department Form Agreements, the Conduit Replacement Subservicing Agreement, the Conduit Servicing Services Agreement, the SPV Sub-Administration Agreement, the Conduit Services Agreement, the Depositor Agreement, the Seller Satisfaction Certificate, the Buyer Satisfaction Certificate, the Amended and Restated Confidentiality Agreement, the Buyer/Seller Release and such other documents as may be identified as “Transaction Documents” for purposes of the Agreement by the Seller and the Buyer from time to time and all other agreements and other documents entered into or delivered in connection with such agreements and other documents.

Appendix A-17

“Transactions” means each of the transactions contemplated by the Transaction Documents.

“Trust Certificate” means, with respect to each Securitization Trust, a certificate evidencing a 100% beneficial interest in such Securitization Trust.

“Trust Certificates Bill of Sale” means a bill of sale between the Seller and the Securitization Buyer, substantially in the form attached as Exhibit 2.1 to this Agreement or such other form as is acceptable to such parties, pursuant to which the Seller will sell the Trust Certificates to the Securitization Buyer in consideration for the Certificate Purchase Price, and which shall reasonably identify the Trust Student Loans.

“Trustee” means CBNA not in its individual capacity, but solely in its capacity as the trustee under the Eligible Lender Trust Agreement and its successors and assigns in such capacity.

“Trust Student Loan” means a Student Loan that has been sold or permissibly transferred to the Securitization Trust by the Depositor or the Servicer and the beneficial ownership of which is still held by such Securitization Trust on the date specified.

“Unadjusted Purchase Price” means either:

(i) in the case of any calculation pursuant to Section 2.1, the Net Trust Assets Acquired times 119%, less the Certificate Distribution Amount; or

(ii) in the case of any calculation pursuant to Section 4.1, the Net Conduit Assets Acquired times 119%, less the Conduit Distribution Amount.

“Voting Agreement” has the meaning given to such term in the Recitals of this Agreement.

Appendix A-18

Appendix B

List of Trust Certificates

Trust Certificate	Ownership Percentage
SLC Student Loan Trust 2004-1	100%
SLC Student Loan Trust 2005-1	100%
SLC Student Loan Trust 2005-2	100%
SLC Student Loan Trust 2005-3	100%
SLC Student Loan Trust 2006-1	100%
SLC Student Loan Trust 2006-2	100%
SLC Student Loan Trust 2007-1	100%
SLC Student Loan Trust 2007-2	100%
SLC Student Loan Trust 2008-1	100%
SLC Student Loan Trust 2008-2	100%
SLC Student Loan Trust 2009-1	100%
SLC Student Loan Trust 2009-2	100%
SLC Student Loan Trust 2009-3	100%

Appendix B-1

Appendix D

Notices

The address for notices for the Seller is as follows:

The Student Loan Corporation

750 Washington Blvd.

Stamford, Connecticut 06901

Fax: 203-975-6724

Attention:	Chief Executive Officer

with a copy to (which shall not constitute notice):

CID Management

850 Third Ave, 18th Floor

New York, NY 10022

Fax: 212-207-3950

Attention:	Rodman L. Drake, Chairman of the Special Committee

and

The Student Loan Corporation

750 Washington Blvd.

Stamford, Connecticut 06901

Fax: 203-975-6724

Attention: General Counsel

with further copies to (which shall not constitute notice):

Proskauer Rose LLP

1585 Broadway

New York, NY 10036-8299

Fax: 212-969-2900

Attention:	Julie Allen
Arnold Jacobs

and

McDermott, Will & Emery LLP

340 Madison Avenue

New York, New York 10173-1922

Fax: 212-547-5444

Attention:	Peter J. Rooney
Todd Finger

with a further copy to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

Fax: 212 -735-2000

Attention:	William S. Rubenstein
Sean C. Doyle

Appendix D-1

The address for notices for CBNA, Depositor Eligible Lender Trustee, Conduit Eligible Lender Trustee, Securitization Eligible Lender Trustee, Omnibus Lender and Indenture Administrator is as follows:

Citigroup Inc.

399 Park Avenue

New York, NY 10022

Fax: 212.559.0615

Attention:	Michael S. Zuckert

with a copy to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

Fax: 212 -735-2000

Attention:	William S. Rubenstein
Sean C. Doyle

The address for notices for the Buyer Parent and Buyer is as follows:

if to Buyer Parent:

SLM Corporation

12061 Bluemont Way

Reston, VA 20190-5684

Fax: 703-984-6586

Attention:	Mark L. Heleen, Executive Vice President and General Counsel

with copies to (which shall not constitute notice):

Bingham McCutchen LLP

399 Park Avenue

New York, NY 10022-4689

Fax: 212-752-5378

Attention:	Reed D. Auerbach

and

Bingham McCutchen LLP

One Federal Street

Boston, MA 02110

Fax: 617-951-8736

Attention:	John R. Utzschneider

if to Buyer:

Bull Run 1 LLC

12061 Bluemont Way

Reston, VA 20190-5684

Fax: 703-984-6586

Attention:	Mark L. Heleen, Executive Vice President and General Counsel

Appendix D-2

with copies to (which shall not constitute notice):

Bingham McCutchen LLP

399 Park Avenue

New York, NY 10022-4689

Fax: 212-752-5378

Attention:	Reed D. Auerbach

and

Bingham McCutchen LLP

One Federal Street

Boston, MA 02110

Fax: 617-951-8736

Attention:	John R. Utzschneider

Appendix D-3

Appendix E

Seller Representations and Warranties with Respect to Trust Student Loans

Except for Student Loans that have been purchased or substituted by the Seller or the Depositor in accordance with the terms of the Securitization Master Terms Sale Agreements or the Securitization Master Terms Purchase Agreements, the Seller represents and warrants as to the Trust Student Loans purchased by the Depositor or substituted by the Seller under the related Purchase Agreement and each Bill of Sale executed pursuant to the Securitization Master Terms Purchase Agreements as of the date of the related Purchase Agreement, or as of the date otherwise noted:

(a) The Seller, with respect to beneficial ownership, and the Seller Eligible Lender Trustee, for the benefit of the Seller, with respect to record ownership, had good and marketable title to, and was the sole owner of, the Student Loans, free and clear of all security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances of any nature and no right of rescission, offsets, defenses or counterclaims had been asserted or threatened with respect to such Trust Student Loans;

(b) Each Securitization Master Terms Purchase Agreement created a valid and continuing security interest (as defined in the applicable UCC) in the Trust Student Loans sold thereunder in favor of the Depositor Eligible Lender Trustee for the benefit of the Depositor, which security interest was prior to all other security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances, and was enforceable as such as against creditors of and purchasers from the Seller;

(c) Either the Trust Student Loans constituted either “Payment Intangibles” or “Instruments” within the meaning of the applicable UCC, or with respect to the 2004-1 Trust, 2005-1 Trust, 2005-2 Trust, 2005-3 Trust, 2006-1 Trust and 2006-2 Trust, the Trust Student Loans constituted “Accounts” within the meaning of the applicable UCC and were within the coverage of Sections 432(m)(1)(E) and 439(d)(3) of the Higher Education Act;

(d) The Trust Student Loans were Securitization Eligible Loans and the description of the Trust Student Loans set forth in the related Purchase Agreement and the related Loan Transmittal Summary Form were true and correct;

(e) The Seller was authorized to sell, assign, transfer, substitute and repurchase the Trust Student Loans; and the sale, assignment and transfer of such Trust Student Loans was or, in the case of a Student Loan repurchase or substitution by the Seller, was made pursuant to and consistent with the laws and regulations under which the Seller operated, and did not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which the Seller was a party or by which the Seller or its property was bound, or constituted a default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

(f) The Trust Student Loans were each in full force and effect in accordance with their terms and were legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defense of infancy);

(g) No consents and approvals were required by the terms of the Trust Student Loans for the consummation of the sale of such Trust Student Loans under the related Purchase Agreement to the Depositor Eligible Lender Trustee for the benefit of the Depositor other than those which were obtained;

(h) As of the applicable Securitization Cutoff Date, or, in the case of any purchase following the applicable Securitization Closing Date, as of the date of the related Purchase Agreement, each Trust Student

Appendix E-1

Loan had been duly made and serviced in accordance with the provisions of the Federal Family Education Loan Program established under the Higher Education Act, and had been duly insured by a Guarantor; as of the Securitization Cutoff Date or, in the case of any purchase following the Securitization Closing Date, as of the date of the related Purchase Agreement, such guarantee was in full force and effect and was freely transferable to the Depositor Eligible Lender Trustee on behalf of the Depositor as an incident to the purchase of each Trust Student Loan; and all premiums due and payable to such Guarantor had been paid in full as of the date of the related Securitization Bill of Sale;

(i) Any payments on the Trust Student Loans received by the Seller that had been allocated to the reduction of principal and interest on such Trust Student Loans had been allocated on a simple interest basis; the information with respect to the applicable Trust Student Loans as of the Securitization Cutoff Date or, in the case of any substituted Trust Student Loans, the related Payment Cutoff Date, as stated on the related Loan Transmittal Summary Form was materially true and correct;

(j) Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting on the Trust Student Loans and, with respect to any Trust Student Loan for which repayment terms had been established, all disclosures of information required to be made pursuant to the Higher Education Act had been made;

(k) All origination fees authorized to be collected pursuant to Section 438 of the Higher Education Act had been paid to the Secretary;

(l) Each Trust Student Loan had been duly made and serviced in accordance with the provisions of the related program under which such Trust Student Loan was originated and all applicable federal and state laws;

(m) No Trust Student Loan was more than the number of days Delinquent permitted under the terms of the related Securitization Master Terms Purchase Agreement and no default, breach, violation or event permitting acceleration under the terms of any Trust Student Loan had arisen; and neither the Seller nor any predecessor holder of any Trust Student Loan had waived any of the foregoing other than as permitted by the Securitization Basic Documents;

(n) Except for Trust Student Loans executed electronically, there was only one original executed copy of the Note evidencing each Trust Student Loan. For Trust Student Loans that were executed electronically, either (i) the Servicer had possession of the electronic records evidencing the Note or (ii) the Seller had agreements with the previous holders or servicers of such Note under which the relevant holder or servicer agreed to hold and maintain the electronic records evidencing the Note, in each case as may have been necessary to enforce the Note or as may have been required by applicable laws regarding electronic chattel paper, including without limitation, any applicable e-sign loans;

(o) The Notes that constitute or evidence the Trust Student Loans did not have any marks or notations indicating that they had been pledged, assigned or otherwise conveyed to any Person other than the Seller Eligible Lender Trustee on behalf of the Depositor. All financing statements filed against the Seller in favor of the Depositor in connection with the applicable Purchase Agreement describing the Trust Student Loans contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the [Eligible Lender Trustee][secured party]”;

(p) Other than the security interest granted to the Depositor pursuant to the applicable Securitization Master Terms Purchase Agreement, the Seller had not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Trust Student Loans. The Seller had not authorized the filing of and was not aware of any financing statements against the Seller that included a description of collateral covering the Trust

Appendix E-2

Student Loans other than any financing statement relating to the security interest granted to the Seller Eligible Lender Trustee thereunder or any other security interest that had been terminated. The Seller was not aware of any judgment or Tax lien filings against the Seller;

(q) No Borrower of a Trust Student Loan as of the applicable Securitization Cutoff Date or, in the case of any substitution following the Securitization Closing Date, as of the date of the related Purchase Agreement, was noted in the related Loan File as being then involved in a bankruptcy proceeding;

(r) CBNA serves as Eligible Lender Trustee for each Securitization Trust and in that capacity holds legal title to, and is the sole record owner of, each Trust Student Loan, free and clear of all Liens (except those Liens created pursuant to the related Securitization Indenture); and

(s) The transfer and assignment under the related Purchase Agreement and each Securitization Master Terms Purchase Agreement constituted a valid sale of the Trust Student Loans from the Seller and the Seller Eligible Lender Trustee to the Depositor Eligible Lender Trustee for the benefit of the Depositor and the beneficial interest in and title to such Trust Student Loans would not be part of the Seller’s estate in the event of the bankruptcy of the Seller or the appointment of a receiver with respect to the Seller. The Seller caused the timely filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect a first priority security interest in the related Trust Student Loans and other collateral granted under the Securitization Basic Documents.

Appendix E-3

Appendix F

Seller Representations and Warranties with Respect to Financed Student Loans

Except for Financed Student Loans that have been repurchased by the Seller pursuant to Section 6 of the Conduit Student Loan Purchase Agreement or purchased by the Servicer pursuant to the Conduit Servicing Agreement, with respect to each Financed Student Loan as of the related date on which such Financed Student Loan was sold by the Seller to the Funding Note Issuer pursuant to the Conduit Student Loan Purchase Agreement (the “Grant Date”):

(a) The Seller, with respect to beneficial ownership, and the Seller Eligible Lender Trustee, for the benefit of the Seller, with respect to record ownership, had good and marketable title to, and were the sole owners of, such Financed Student Loan, free and clear of any security interest or lien (other than an interest or lien that was released simultaneously with the transfer of such Financed Student Loan to the Funding Note Issuer (the “Transfer”) pursuant to a Security Release Certification, as defined in the Conduit Student Loan Purchase Agreement), charges, claims, offsets, defenses, counterclaims or encumbrances of any nature (including any circumstances that could have impaired transfer of title to the Student Loans free and clear of the claim of any party) and no right of rescission, offsets, defenses or counterclaims had been asserted or threatened with respect to such Financed Student Loan. The Transfer of such Financed Student Loan constituted the absolute transfer of all right, title and interests of the Seller with respect to beneficial ownership, and the Seller Eligible Lender Trustee, with respect to record ownership in such Financed Student Loan to the purchaser parties free and clear of any lien or adverse claim.

(b) Such Financed Student Loan met the requirements under the Conduit Program to be an “Eligible Loan” (as defined in the Funding Note Purchase Agreement), and the description of and information regarding such Financed Student Loan set forth in the related bill of sale, loan transmittal summary form and any loan schedule prepared or delivered in connection with the transfer thereof was true, complete and correct as of the date of the applicable loan schedule.

(c) The Seller (with respect to beneficial ownership) and the Seller Eligible Lender Trustee (with respect to record ownership) was authorized to Transfer and, to the extent required under the Conduit Student Loan Purchase Agreement, reacquire such Financed Student Loan; and the Transfer of such Financed Student Loan was or, in the case of a reacquisition by the Seller (with respect to beneficial ownership) and the Seller Eligible Lender Trustee (with respect to record ownership), was made pursuant to and consistent with the laws and regulations under which each of the Seller and the Seller Eligible Lender Trustee operated, and did not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which it was a party or by which it or its property was bound, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) thereunder.

(d) Such Financed Student Loan was in full force and effect in accordance with its terms and was the legal, valid and binding obligation of the respective Borrower thereunder subject to no defenses.

(e) Such Financed Student Loan had been duly made and serviced in accordance with the provisions of FFELP and had been duly guaranteed by a Guarantor; the Guarantee Agreement was in full force and effect, and all premiums due and payable to such Guarantor as of the related Grant Date had been paid in full.

(f) Such Financed Student Loan provided or, when the payment schedule with respect thereto was determined, provided for payments on a periodic basis that fully amortized the Principal Balance thereof by its maturity, as such maturity may have been modified in accordance with any applicable deferral or forbearance periods granted in accordance with applicable laws, including, those of the Higher Education Act or any applicable Guarantee Agreement, as applicable.

Appendix F-1

(g) Any payments on such Financed Student Loan received by the Seller that were allocated to the reduction of principal and interest on such Financed Student Loan were, in all material respects, allocated on a simple interest basis.

(h) Such Financed Student Loan had been duly made and serviced in accordance with all applicable federal, state and local laws.

(i) Due diligence and reasonable care was exercised in the making, administering, servicing and collecting on such Financed Student Loan and, all disclosures of information required to be made pursuant to the Higher Education Act prior to the related Grant Date had been made.

(j) The related Borrower was an eligible borrower under the terms of Section 428, 428B or 428H of the Higher Education Act, as applicable.

(k) All borrower origination and loan fees required by Section 438 of the Higher Education Act had been paid to the Secretary or appropriately reserved by the Seller or Seller Eligible Lender Trustee for payment to the Secretary.

(l) Such Financed Student Loan was denominated and payable only in United States dollars.

(m) The transfer and assignment contemplated in the Conduit Student Loan Purchase Agreement constituted a valid transfer of such Financed Student Loan from the Seller with respect to beneficial ownership, and the Seller Eligible Lender Trustee, with respect to record ownership to the purchaser parties, and the beneficial interest in and title to such Financed Student Loan shall not be part of the Seller’s estate in the event of its bankruptcy or the appointment of a receiver with respect to the Seller or Seller Eligible Lender Trustee.

(n) With respect to the master promissory note related to each Financed Student Loan (the “Promissory Note”), there was only one originally executed Promissory Note evidencing such Financed Student Loan, and such original Promissory Note (or a true and correct copy thereof) was delivered to the designee of the Funding Note Issuer. If a true and exact copy of an original electronic Promissory Note was delivered to the Funding Note Issuer or its designee, the Seller of such Financed Student Loan (or its designee) had possession of such electronic Promissory Note. The related Promissory Note that constituted or evidenced such Financed Student Loan did not have any marks or notations indicating that it had been further pledged, assigned or otherwise conveyed to any Person other than the Funding Note Issuer, the Seller Eligible Lender Trustee on behalf of the Funding Note Issuer or their designee (other than an interest or lien that will be released simultaneously with the purchase of the Financed Student Loans under the Conduit Student Loan Purchase Agreement).

(o) To the extent such Financed Student Loan was evidenced by an electronic Promissory Note, the Seller complied (and caused any originator or servicer of such Financed Student Loan to comply) with all regulations and other requirements adopted by the applicable Guarantor or the Department relating to the validity and enforceability of such Promissory Note.

(p) Neither the Seller nor the Seller Eligible Lender Trustee had pledged, assigned, sold, granted a security interest in, or otherwise conveyed such Financed Student Loan (other than an interest or lien released simultaneously with the Transfer of such Loan under the Conduit Student Loan Purchase Agreement pursuant to a Security Release Certification (as defined in the Funding Note Purchase Agreement)). Neither the Seller nor the Seller Eligible Lender Trustee had authorized the filing of or was aware of any financing statements against it that include a description of collateral covering such Financed Student Loan (whether or not any additional collateral is covered by such financing statements) or any other security interest that had not been terminated with respect to such Financed Student Loans, or that was not terminated with respect to the such Financed Student Loan upon Transfer to the Funding Note Issuer or the Conduit Eligible Lender Trustee. Neither the Seller nor the Seller Eligible Lender Trustee was aware of any judgment or tax lien filings against it.

Appendix F-2

(q) The related Borrower of such Financed Student Loan as of the related Grant Date was not noted in any Loan File prepared in connection therewith, including the related loan transmittal summary form as having been then involved in a bankruptcy proceeding.

(r) Such Financed Student Loan satisfied all of the terms and conditions of the Transaction Documents (as defined in the Conduit Student Loan Purchase Agreement).

(s) Such Financed Student Loan was not delinquent for 210 days or more or at such time subject to a claim filed with the applicable Guarantor.

(t) Such Financed Student Loan had not been previously pledged to secure the Funding Note.

(u) Either (i) such Loan was not subject to any Excluded Borrower Benefits (as defined in the Funding Note Purchase Agreement) or (ii) with respect to any Loan subject to Excluded Borrower Benefits, the amount required to be deposited into the Excluded Borrower Benefit Account (as defined in the Funding Note Purchase Agreement) was deposited.

Appendix F-3

Exhibit A

EXECUTION COPY

VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT, dated as of September 17, 2010 (this “Agreement”), is entered into by and among Discover Bank, a Delaware banking corporation (“Merger Buyer”), SLM Corporation, a Delaware corporation (“FFELP Buyer”, and together with Merger Buyer, the “Buyers”, and each, a “Buyer”), and Citibank, N.A., a national banking association (the “Majority Stockholder”).

W I T N E S S E T H:

WHEREAS, Merger Buyer, Academy Acquisition Corp., a wholly-owned Subsidiary of Merger Buyer, and The Student Loan Corporation, a Delaware corporation (the “Company”), are concurrently herewith executing an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or otherwise modified from time to time in accordance with the terms thereof, the “Merger Agreement”), providing for, among other things, the merger of Acquisition Sub with and into the Company (the “Merger”);

WHEREAS, FFELP Buyer, the Majority Stockholder, the Company and certain of their Affiliates are concurrently herewith entering into an Asset Purchase Agreement, dated as of the date hereof (as the same may be amended or otherwise modified from time to time in accordance with the terms thereof, the “Asset Purchase Agreement”), pursuant to which and subject to the terms and conditions thereof, FFELP Buyer has agreed to acquire certain assets, referred to in the Asset Purchase Agreement as the “Acquired Assets,” from the Company and its Subsidiaries (the “FFELP Transaction”);

WHEREAS, as a condition to Merger Buyer executing and delivering the Merger Agreement and FFELP Buyer executing and delivering the Asset Purchase Agreement, each Buyer is requiring that the Majority Stockholder enter into this Agreement to, among other things, vote (i) the shares of common stock, $0.01 par value per share, of the Company (“Company Common Stock”) owned by the Majority Stockholder, (ii) all shares of Company Common Stock issued or issuable in respect of securities exchangeable, exercisable or convertible into Company Common Stock, and (iii) any securities issued or exchanged with respect to such Company Common Stock upon any recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up or combination of the securities of the Company or upon any other change in the Company’s capital structure, in each case whether now owned or hereafter acquired by the Majority Stockholder or any of its Subsidiaries (collectively, the “Securities”), in favor of the Merger Agreement, the Merger and the FFELP Transaction;

WHEREAS, as of the date hereof, the Majority Stockholder has the power to vote and dispose of 16,000,166 shares (the “Existing Shares”) of Company Common Stock, representing 80% of the outstanding shares of Company Common Stock as of the date hereof;

WHEREAS, Merger Buyer desires to enter into this Agreement in connection with its efforts to consummate the Merger; and

WHEREAS, FFELP Buyer desires to enter into this Agreement in connection with its efforts to consummate the FFELP Transaction.

NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

1. Definitions. Terms that are used in this Agreement and are not defined herein shall have the respective meanings such terms have in the Merger Agreement or the Asset Purchase Agreement, as applicable.

2. Certain Covenants.

2.1. Lock-Up. The Majority Stockholder hereby covenants and agrees that between the date hereof and the later of the Termination Date under the Merger Agreement (as defined therein) and the Termination Date under the Asset Purchase Agreement (as defined therein), the Majority Stockholder will not (a) directly or indirectly, sell, transfer (whether by merger or otherwise by operation of law), assign, pledge, hypothecate, tender, encumber or otherwise dispose of or limit its right to vote the Securities, or agree to do any of the foregoing (each a “Transfer”) or (b) knowingly take any action that is, individually or in the aggregate, reasonably likely to delay, prevent or have an adverse effect on the Majority Stockholder’s ability to satisfy its obligations under this Agreement or any of the Merger Agreement, Asset Purchase Agreement or the CBNA Transaction Agreement (such agreements, the “Transaction Agreements”, and the transactions contemplated by the Transaction Agreements, the “Transactions”). Notwithstanding the foregoing, in connection with any Transfer not involving or relating to any Competing Proposal (as such term is defined in either the Merger Agreement or the Asset Purchase Agreement, as applicable), the Majority Stockholder may Transfer any or all of the Securities to any wholly-owned Subsidiary of the Majority Stockholder; provided, however, that in any such case, prior to and as a condition to the effectiveness of such Transfer, each Person to which any of such Securities or any interest in any of such Securities is Transferred shall have executed and delivered to each Buyer a counterpart to this Agreement pursuant to which such Person shall be bound by all of the terms and provisions of this Agreement.

2.2. Related Transactions.

(a) Subject to the terms and conditions of the Transaction Agreements, the Majority Stockholder agrees to use its reasonable best efforts to, and to cause its Affiliates to use their respective reasonable best efforts to, consummate and make effective the Transactions as promptly as practicable and to cause the conditions to the closing of the Transactions set forth in the Transaction Agreements, respectively, to be satisfied, including the obtaining of all necessary actions or nonactions, consents, terminations or expirations of waiting periods and approvals from Governmental Authorities or other persons necessary in connection with the consummation of the Transactions.

(b) Without the prior written consent of Merger Buyer and FFELP Buyer (such consent not to be unreasonably delayed, conditional or withheld), the Majority Stockholder shall not and shall not permit any of its Affiliates to (i) amend, modify or waive any provision of the Transaction Agreements in a manner adverse to Merger Buyer or FFELP Buyer or that would reasonably be expected to materially adversely affect the timing or the ability to consummate the Merger or the FFELP Transaction or (ii) terminate any Transaction Agreement by mutual consent.

(c) The Majority Stockholder shall keep each Buyer informed on a reasonably current basis of any material changes in or developments with respect to the Transactions, including, subject to applicable Laws, furnishing promptly to each Buyer, upon becoming aware of such information, information concerning the status of and the progress towards closing the Transactions as each Buyer or its respective Representatives may reasonably request.

2.3. No Solicitation.

(a) From and after the date of this Agreement until the later of the Merger Buyer Termination Date and the FFELP Buyer Termination Date, except as provided in Section 2.3(b) below, the Majority Stockholder shall not, and shall cause its Affiliates and its and their Representatives not to, directly or indirectly: (i) solicit, initiate, assist or knowingly facilitate or encourage the making of any Competing Proposal or any inquiry, offer or proposal that could reasonably be expected to lead to any Competing Proposal; (ii) enter into, engage or participate in, or continue any negotiations regarding any Competing Proposal or any inquiry, proposal or offer that could reasonably be expected to lead to, any Competing Proposal; (iii) furnish to any person or group (other than the parties hereto and their respective Affiliates) any non-public information relating to the Company or any of its Subsidiaries; (iv) engage or participate in discussions with any person with respect to any Competing

Proposal or any proposal, inquiry or offer that could reasonably be expected to lead to any Competing Proposal; (iv) approve, endorse or recommend or propose publicly to approve, endorse or recommend any Competing Proposal or any proposal, inquiry or offer that could reasonably be expected to lead to any Competing Proposal; or (v) approve, endorse or recommend or publicly announce an intention to approve, endorse or recommend, or enter into any letter of intent or similar document or any agreement, commitment or other Contract relating to any Competing Proposal or any inquiry, offer or proposal that could reasonably be expected to lead to, any Competing Proposal (other than the Transactions).

(b) The Majority Stockholder shall, and shall cause its Affiliates and its and their Representatives to, immediately cease any existing solicitations, discussions or negotiations with any person with respect to any Competing Proposal, it being understood that the Majority Stockholder shall be permitted to continue discussions with Merger Buyer and FFELP Buyer with respect to the Transactions.

(c) Notwithstanding any limitations set forth in this Agreement, if after the date hereof and prior to the receipt of the Requisite Stockholder Approval (as defined in the Merger Agreement) or the Seller Stockholder Approval (as defined in the Asset Purchase Agreement), the Company receives an unsolicited, bona fide written Competing Proposal that (i) did not result from a violation of (A) Section 6.6 of the Merger Agreement, (B) Section 10.4 of the Asset Purchase Agreement or (C) this Section 2.3 and (ii) the Company’s board of directors (upon the recommendation of the Special Committee) determines in good faith after consultation with the Company’s outside legal and financial advisors that such Competing Proposal constitutes or would reasonably be expected to result, after the taking of any of the actions referred to in clause (x), (y) or (z) below, in a Superior Proposal or an Alternate Superior Proposal (as each such term is defined in either the Merger Agreement or the Asset Purchase Agreement, as applicable), then the Majority Stockholder may, at any time prior to the receipt by the Company of the Requisite Stockholder Approval (as defined in the Merger Agreement) or the Seller Stockholder Approval (as defined in the Asset Purchase Agreement), take the following actions: (x) furnish non-public information with respect to the Company and its Subsidiaries to the third party making such Competing Proposal, if, and only if, such information has been previously or is contemporaneously provided to Buyer and prior to so furnishing such information, the Company receives from the third party an executed confidentiality agreement with terms no less favorable in the aggregate to the third party than the Amended and Restated Confidentiality Agreement between FFELP Buyer and the Company, dated as of September 17, 2010, is to FFELP Buyer, (y) engage or participate in discussions or negotiations with such third party with respect to the Competing Proposal and (z) in the case of a Competing Proposal that constitutes or would reasonably be expected to result in an Alternate Superior Proposal, engage in discussions or negotiations with the Company, Merger Buyer and FFELP Buyer with respect to the Competing Proposal; provided, however, that as promptly as reasonably practicable following the Majority Stockholder taking such actions as described in clause (x), (y) or (z) above (and in any event within 24 hours), the Majority Stockholder shall provide written notice to each Buyer of such determination of the Board of Directors of the Company (upon the recommendation of the Special Committee) as provided for in clause (ii) above, the identity of the third party making such Competing Proposal and the terms and conditions of the Competing Proposal. The Majority Stockholder shall keep each Buyer informed on a current basis of the status of any such discussions or negotiations, including any discussions or negotiations with the Company and the other Buyer. The Majority Stockholder shall be permitted to engage in discussions and negotiations with the Company and each Buyer in connection with any Competing Proposal.

(d) The Majority Stockholder shall advise each Buyer promptly upon (and in any event within 24 hours of) receipt of (i) any Competing Proposal or indication, inquiry, proposal or offer with respect to or that could reasonably be expected to lead to any Competing Proposal, (ii) any request for non-public information relating to the Company, and (iii) any inquiry or request for discussion or negotiation regarding a Competing Proposal, including in each case the identity of the person making any such Competing Proposal or indication, inquiry, offer or proposal, the material terms of any such Competing Proposal or indication, inquiry, offer or proposal and any material correspondence relating thereto. The Majority Stockholder shall keep each Buyer informed on a current basis of any material changes to the terms of any such Competing Proposal or indication or inquiry.

2.4. Standstill. From and after the date of this Agreement until its termination in accordance with its terms, without the prior written consent of the Buyers, the Majority Stockholder shall not and shall instruct its Representatives not to, except pursuant to the terms of the CBNA Transaction Agreement: (a) in any manner, acquire, agree to acquire or make any proposal to acquire, directly or indirectly, any assets or securities of the Company (or beneficial ownership thereof) or any rights or options to acquire any assets or securities of the Company (or beneficial ownership thereof); (b) propose to enter into, directly or indirectly, any merger or business combination involving the Company or any of its subsidiaries or divisions; (c) disclose any intention, plan, or arrangement inconsistent with the foregoing; or (d) advise, assist, or encourage any other Persons in connection with any of the foregoing.

2.5. Certain Events. This Agreement and the obligations hereunder will attach to the Securities and will be binding upon any person to which legal or beneficial ownership of any or all of the Securities passes, whether by operation of applicable Law or otherwise, including the Majority Stockholder’s successors or assigns. This Agreement and the obligations hereunder will also attach to any additional shares of Company Common Stock or other Securities of the Company issued to or acquired by the Majority Stockholder or any Subsidiary after the date hereof.

2.6. Voting Agreement.

(a) The Majority Stockholder hereby irrevocably and unconditionally covenants and agrees that, during the Voting Period (as hereinafter defined), at any meeting of the stockholders of the Company (whether annual or special), however called, or at any adjournment or postponement thereof, or in any other circumstances (including an action by written consent) upon which a vote or other approval is sought, the Majority Stockholder shall: (i) with respect to any vote relating to the Merger Agreement, the Asset Purchase Agreement or any other matter to be approved by the stockholders of the Company to facilitate any of the Transactions, to appear at such meeting or otherwise be counted as present thereat for the purpose of establishing a quorum and vote the Securities, in person or by proxy, in favor of the adoption of the Merger Agreement and the Asset Purchase Agreement and the approval of the Merger and the Transactions; (ii) vote (or cause to be voted), in person or by proxy, the Securities against (A) any extraordinary corporate transaction (other than the Transactions), such as a merger, consolidation, business combination, tender or exchange offer, reorganization, recapitalization, liquidation, or sale or transfer of all or substantially all of the assets or securities of the Company or any of its Subsidiaries, (B) any amendment of the Company’s certificate of incorporation or by-laws, (C) any other proposal, action or transaction involving the Company or any of its Subsidiaries, which amendment or other proposal, action or transaction would reasonably be expected to in any manner impede, frustrate, prevent or nullify the Merger Agreement, the Asset Purchase Agreement, any of the Ancillary Agreements or any of the Related Transaction Agreements or any of the Transactions, (D) any extraordinary dividend, distribution or recapitalization by the Company or change in capital structure of the Company (other than pursuant to the Transactions) and (E) any Competing Proposal (the matters described in the foregoing clauses (A) through (E) being referred to as “Competing Actions”); and (iii) not take any action by written consent to approve any Competing Action. Notwithstanding the foregoing, (1) if the Board of Directors of the Company has effected (and not withdrawn) a Permitted Change of Recommendation with respect to the Merger Agreement and the Merger in accordance with the terms of Section 6.6(e)(i) of the Merger Agreement in response to an Alternate Superior Proposal (as defined in the Merger Agreement), then the obligation to vote as set forth in clause (a)(i) above with respect to the vote on the Merger Agreement and the Merger shall only apply to an aggregate number of Securities that is equal to exactly 40% of the total number of shares of Company Common Stock outstanding on the record date for such meeting or consent and the Majority Stockholder may vote the remaining Securities constituting 40% of the Company Common Stock outstanding on such record date in its sole discretion with respect to the vote on the Merger Agreement and the Merger and (2) if the Board of Directors of the Company has effected (and not withdrawn) a Permitted Change of Recommendation with respect to the Asset Purchase Agreement and the transactions contemplated by such agreement in accordance with the terms of Section 10.4(d) of the Asset Purchase Agreement in response to an Alternate Superior Proposal (as defined in the Asset Purchase Agreement) then the obligations to vote as set forth in clause (a)(i) above with respect to the vote on the Asset

Purchase Agreement and the transactions contemplated by such agreement shall only apply to an aggregate number of Securities that is equal to exactly 40% of the total number of shares of Company Common Stock outstanding on the record date for such meeting or consent and the Majority Stockholder may vote the remaining Securities constituting 40% of the Company Common Stock on such record date in its sole discretion with respect to the vote on the Asset Purchase Agreement and the transactions contemplated by such agreement. For purposes of this Agreement, “Voting Period” means the period commencing on the date hereof and ending on the termination of this Agreement.

(b) The obligations of the Majority Stockholder specified in this Section 2.6 shall apply whether or not the Board of Directors of the Company (or any committee thereof) has effected a Change of Recommendation. Any such vote shall be cast (or consent shall be given) by the Majority Stockholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining whether a quorum is present.

2.7. Disclosure. The Majority Stockholder hereby authorizes each Buyer to publish and disclose in any announcement or disclosure required by the SEC, the New York Stock Exchange or any other national securities exchange and, to the extent required by applicable Law, the Proxy Statement (including all documents and schedules filed with the SEC in connection therewith) and any other required filings under the Securities Act or the Exchange Act or otherwise required by Law, its identity and the nature of its commitments, arrangements and understandings under this Agreement. Each Buyer hereby authorizes the Majority Stockholder to make such disclosure or filings as may be required by the SEC or the New York Stock Exchange or any other national securities exchange or the OTC Bulletin Board.

2.8. Participation.

(a) In the event that either (i) the Merger Agreement is terminated pursuant to Section 8.1(g) or 8.1(i) thereof or (ii) the Asset Purchase Agreement is terminated pursuant to Section 11.1(h) or 11.1(j) thereof, upon the consummation of the transaction contemplated by a Superior Proposal, the Majority Stockholder shall pay to each of Merger Buyer and FFELP Buyer a fee equal to 25% of the Majority Stockholder’s Profit from the sale or Transfer of any Securities pursuant to any Superior Proposal.

(b) In the event that either (i) a termination fee is payable pursuant to Section 8.3(a)(i) of the Merger Agreement or (ii) a termination fee is payable pursuant to Section 11.3(a)(i) of the Asset Purchase Agreement, upon the consummation of any Qualifying Transaction, the Majority Stockholder shall pay to each of Merger Buyer and FFELP Buyer a fee equal to 25% of the Majority Stockholder’s Profit from the sale or Transfer of any Securities pursuant to any Qualifying Transaction entered into or consummated within 12 months of the termination of the Merger Agreement or the Asset Purchase Agreement, whichever is later.

(c) Subject to the proviso in Section 2.8(d), in the event that the Merger Agreement is terminated pursuant to Section 8.1(d) thereof following a Permitted Change of Recommendation pursuant to Section 6.6(e) thereof in response to an Alternate Superior Proposal (as defined in the Merger Agreement), the Majority Stockholder shall pay to Merger Buyer a fee equal to 50% of the Majority Stockholder’s Profit from the sale or Transfer of any Securities pursuant to any transactions entered into or consummated by the Company within 12 months of such termination.

(d) In the event that the Asset Purchase Agreement is terminated pursuant to Section 11.1(d) thereof following a Permitted Change of Recommendation pursuant to Section 10.4(e) thereof in response to an Alternate Superior Proposal (as defined in the Asset Purchase Agreement), the Majority Stockholder shall pay to FFELP Buyer a fee equal to 50% of the Majority Stockholder’s Profit from the sale or Transfer of any securities pursuant to any transactions entered into or consummated by the Company within 12 months of such termination; provided, however, that in the event that fees have become payable under both of Section 2.8(c) and this Section 2.8(d), then the amount of fees that shall be payable under each of such Sections shall be equal to 25% of the Majority Stockholder’s Profit.

(e) Subject to the last proviso in Section 2.8(f), in the event that the Merger Agreement is terminated pursuant to Section 8.1(b) or 8.1(h) thereof as a result of the termination of or failure to close the CBNA Transaction, the Majority Stockholder shall pay to Merger Buyer a fee of $24 million, provided, however, that such fee shall not be payable if (i) any of the conditions set forth in Section 7.1(a) of the CBNA Transaction Agreement or Section 9.1(b), 9.1(c), 9.2(e), 9.2(g) or 9.3(h) of the Asset Purchase Agreement shall not have been satisfied and (ii) the Majority Stockholder is not in breach of Section 2.2(a) hereof.

(f) In the event that the Asset Purchase Agreement is terminated pursuant to Sections 11.1(b) or 11.1(i) thereof as a result of the termination of or failure to close the CBNA Transaction, the Majority Stockholder shall pay to FFELP Buyer a fee of $24 million; provided, however, that such fee shall not be payable if (i) any of the conditions set forth in Section 7.1(a) of the CBNA Transaction Agreement or Section 7.1(b), 7.1(c) or 7.2(d) of the Merger Agreement shall not have been satisfied and (ii) the Majority Stockholder is not in breach of Section 2.2(a) hereof; provided, further, that in the event that fees have become payable under both of Section 2.8(e) and this Section 2.8(f), then the amount of fees that shall be payable under each of such Sections shall be $18 million.

(g) In the event that the Merger Agreement is terminated pursuant to Section 8.1(b) or 8.1(h) thereof due to a willful breach by the Majority Stockholder of the Asset Purchase Agreement or any related documents, the Majority Stockholder shall pay to Merger Buyer a fee of $24 million.

(h) Notwithstanding anything in this Agreement to the contrary: (i) no fees shall be paid to the Merger Buyer pursuant to Section 2.8(e) or Section 2.8(g) hereof if such fees, together with any Company Termination Fee paid or payable pursuant to Merger Agreement, would exceed $24 million; and (ii) no fees shall be paid to FFELP Buyer pursuant to Section 2.8(f) hereof if such fees, together with any Seller Termination Fee paid or payable pursuant to the Asset Purchase Agreement, would exceed $24 million; provided, however, in no event will such amounts referenced in clause (i) and (ii) exceed in the aggregate $36 million.

(i) For purposes of this Section 2.8, the “Majority Stockholder’s Profit” shall mean (A) the aggregate consideration for or on account of the Securities that were sold or otherwise Transferred as described in Section 2.8(a), (b), (c) or (d) including extraordinary distributions directly or indirectly made in connection with any transaction, valuing any non-cash consideration (including any residual interest in the Company) at its fair market value on the date of such consummation, less (B) the product of (x) $30 and (y) the number of Securities so sold or otherwise Transferred by the Majority Stockholder.

(j) For purposes of this Section 2.8, the fair market value of any non-cash consideration consisting of: (i) securities listed on a national securities exchange (“Traded Securities”) shall be equal to the average closing price per share of such security as reported on the composite trading system of such exchange for the five trading days ending on the trading day immediately prior to the date of the value determination; and (ii) consideration which is other than cash or Traded Securities shall be determined by agreement of the Majority Stockholder and the Buyers, or if they cannot agree, a nationally recognized independent investment banking firm mutually agreed upon by the Buyers and the Majority Stockholder within ten Business Days of the event requiring selection of such banking firm; provided, however, that if the parties are unable to agree within two Business Days after the date of such event as to the investment banking firm, then the Buyers shall select one firm and the Majority Stockholder shall select another firm, and those firms shall select a third investment banking firm, which third firm shall make such determination; provided, further, that the fees and expenses of such investment banking firm shall be borne equally by Merger Buyer, FFELP Buyer and the Majority Stockholder. The determination of the investment banking firm shall be binding upon the parties.

(k) Any payment of profit under this Section 2.8 shall be paid, at Majority Stockholder’s election, either in cash or in the same proportion of cash and non-cash consideration as the aggregate consideration received by the Majority Stockholder in the consummation of the Superior Proposal.

3. Representations and Warranties of Majority Stockholder. The Majority Stockholder hereby represents and warrants to each Buyer, as of the date hereof, that:

3.1. Ownership. Majority Stockholder is the record and beneficial owner of the Securities, and the Securities constitute the Majority Stockholder’s entire interest in the outstanding capital stock of the Company. The Securities are, and (except as otherwise permitted by this Agreement) prior to the Effective Time will be, Beneficially Owned and owned of record by the Majority Stockholder, free and clear of any Liens (except for those created by this Agreement). As of the date hereof, the Majority Stockholder does not hold any options, warrants or other rights to purchase any Securities. As of the date hereof, the Existing Shares constitute all of the shares of Company Common Stock Beneficially Owned or owned of record by the Majority Stockholder or any of its Affiliates. The Majority Stockholder has and (except as otherwise expressly provided by this Agreement) will have at all times through the Effective Time sufficient rights and powers (i) over the voting and disposition of the Securities and (ii) to agree to all of the matters set forth in this Agreement, in each case, with respect to all of the Securities, with no other limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement. “Beneficial Ownership” by a person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended; provided that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which such Person has, at any time during the term of this Agreement, the right to acquire pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). The terms “Beneficial Owner” and “Beneficially Owned” shall have a correlative meaning.

3.2. Organization. The Majority Stockholder is a national banking association duly existing under the laws of the United States of America.

3.3. Authorization. The Majority Stockholder has all necessary power and authority to execute and deliver this Agreement and the Transaction Agreements, to perform its obligations hereunder and thereunder and to consummate the Transactions and the other transactions contemplated by this Agreement and the Transaction Agreements. The execution and delivery of this Agreement and the Transaction Agreements by the Majority Stockholder and the consummation of the Transactions have been duly and validly authorized by all necessary action of the Majority Stockholder, and no other proceedings on the part of the Majority Stockholder are necessary to authorize the execution and delivery of this Agreement and the Transaction Agreements or to consummate the Transactions and the other transactions contemplated hereby and thereby. This Agreement and the Transaction Agreements to which the Majority Stockholder is a party have been (or at the time of the Closing in the case of any ancillary agreements to be executed at Closing, will be) duly and validly executed and delivered by the Majority Stockholder and, assuming the due authorization, execution and delivery by the Buyers, the Company and any other parties hereto or thereto, as applicable, this Agreement and the Transaction Agreements constitute (or, at the time of Closing in the case of any ancillary agreements to be executed at Closing, will constitute), legal, valid and binding obligations of the Majority Stockholder, enforceable against the Majority Stockholder in accordance with their terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles).

3.4. No Violation.

(a) The execution, delivery and performance of this Agreement and the Transaction Agreements by the Majority Stockholder do not and will not, and the consummation by the Majority Stockholder of the

Transactions will not, with or without notice or lapse of time, or both, (i) conflict with or violate the certificate of incorporation or by-laws (or equivalent organizational documents) of the Majority Stockholder or any of its Subsidiaries, (ii) conflict with or violate any Law applicable to the Majority Stockholder or any of its Subsidiaries or by which any property or asset of the Majority Stockholder or any of its Subsidiaries is bound or affected or (iii) result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of consent, termination, amendment, modification, acceleration, cancellation of, or any right of acceleration or cancellation or modification of any benefit or obligation under, or right to challenge any Contract to which the Majority Stockholder or any of its Subsidiaries is a party or otherwise, other than, in the case of clauses (ii) and (iii) hereof, any such conflict, violation, breach, default, termination, amendment, acceleration, cancellation that are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on the Majority Stockholder’s ability to satisfy its obligations under this Agreement or any of the Transaction Agreements.

(b) The execution, delivery and performance of this Agreement and the Transaction Agreements by the Majority Stockholder do not and at the time of the Closing, will not, and the consummation by the Majority Stockholder of the Transactions will not, require any consent, approval, authorization, waiver or permit of, or filing or registration with or notification to, any Governmental Authority or any other person, including any trustee, any holder of, or holder of a beneficial interest in, note issued under a Securitization Indenture or any Rating Agency, except for applicable requirements of the Exchange Act, Blue Sky Laws, the HSR Act, any applicable non-U.S. competition, antitrust or investment Laws, filing and recordation of appropriate merger documents as required by the DGCL and except where failure to obtain such consents, approvals, authorizations, waivers or permits, or to make such filings or notifications that are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on the Majority Stockholder’s ability to satisfy its obligations under this Agreement or any of the Transaction Agreements.

3.5. No Proceedings. No proceedings are pending which, if adversely determined, will, individually or in the aggregate, be reasonably likely to delay, prevent or have a material adverse effect on the Majority Stockholder’s ability to satisfy its obligations under this Agreement. The Majority Stockholder has not previously assigned or sold any of the Securities to any third party. The Majority Stockholder acknowledges that neither Buyer nor any Person on behalf of either of the Buyers has made or makes any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement.

3.6. The Majority Stockholder Has Adequate Information. The Majority Stockholder is a sophisticated seller with respect to the Securities and has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the sale of the Securities and has independently and without reliance upon either Buyer and based on such information as the Majority Stockholder has deemed appropriate, made its own analysis and decision to enter into this Agreement. The Majority Stockholder acknowledges that the agreements contained herein with respect to the Securities by the Majority Stockholder are irrevocable prior to the Merger Buyer Termination Date or the FFELP Buyer Termination Date, as applicable.

4. Representations and Warranties of Merger Buyer. Merger Buyer hereby represents and warrants to the Majority Stockholder, as of the date hereof that:

4.1. Authorization. Merger Buyer has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Merger Buyer of this Agreement and the consummation by Merger Buyer of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of Merger Buyer, and no other proceedings on the part of Merger Buyer are necessary to authorize the execution and delivery of this Agreement.

4.2. No Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (a) require Merger Buyer to file or register with, or obtain any permit, authorization, consent or approval of, any Governmental Authority or (b) violate, result in a default under, or conflict with contract, agreement or understanding or any applicable Law binding upon Merger Buyer, except for such violations, defaults or conflicts which are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on Merger Buyer’s ability to satisfy its obligations under this Agreement. No proceedings are pending which, if adversely determined, will, individually or in the aggregate, be reasonably likely to delay, prevent or have a material adverse effect on the Merger Buyer’s ability to satisfy its obligations under this Agreement. The Merger Buyer acknowledges that neither the Majority Stockholder nor any Person on behalf of the Majority Stockholder has made or is making any representation or warranty, whether express or implied, or any kind or character except as expressly set forth in this Agreement or in any other Transaction Documents.

5. Representations and Warranties of FFELP Buyer. FFELP Buyer hereby represents and warrants to the Majority Stockholder, as of the date hereof that:

5.1. Authorization. FFELP Buyer has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by FFELP Buyer of this Agreement and the consummation by FFELP Buyer of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of FFELP Buyer, and no other proceedings on the part of FFELP Buyer are necessary to authorize the execution and delivery of this Agreement.

5.2. No Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (a) require FFELP Buyer to file or register with, or obtain any permit, authorization, consent or approval of, any Governmental Authority or (b) violate, result in a default under, or conflict with contract, agreement or understanding or any applicable Law binding upon FFELP Buyer, except for such violations, defaults or conflicts which are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on FFELP Buyer’s ability to satisfy its obligations under this Agreement. No proceedings are pending which, if adversely determined, will, individually or in the aggregate, be reasonably likely to delay, prevent or have a material adverse effect on the FFELP Buyer’s ability to satisfy its obligations under this Agreement. The FFELP Buyer acknowledges that neither the Majority Stockholder nor any Person on behalf of the Majority Stockholder has made or is making any representation or warranty, whether express or implied, or any kind or character except as expressly set forth in this Agreement or in any other Transaction Documents.

6. Other Covenants.

(a) The Majority Stockholder covenants that it will consummate the transactions contemplated by the CBNA Transaction Agreement when required to do so in accordance with the terms thereof.

(b) If either (i) pursuant to Section 6.6(e) of the Merger Agreement, the Merger Buyer submits a revised proposal for the transactions contemplated by the Merger Agreement, either alone or in conjunction with a revised proposal by FFELP Buyer for the Asset Purchase Agreement or (ii) pursuant to Section 10.4(e) of the Asset Purchase Agreement, the FFELP Buyer submits a revised proposal for the transactions contemplated by the Asset Purchase Agreement, either alone or in conjunction with a revised proposal by Merger Buyer for the Merger Agreement (in the case of either (i) or (ii), a “Revised Proposal”), at the request of Merger Buyer and/or FFELP Buyer the Majority Stockholder will agree with the Company to complete the transactions contemplated by the CBNA Transaction Agreement on its existing terms in the event the Company enters into a definitive agreement with Merger Buyer and/or FFELP Buyer with respect to such Revised Proposal.

(c) The parties agree that nothing in this Section 6 shall be construed to prevent any amendment to either the Merger Agreement in accordance with the terms of Section 8.4 thereof or the Asset Purchase Agreement in accordance with the terms of Section 11.4 thereof.

(d) The Majority Stockholder agrees not to exercise any rights of appraisal or any dissenters’ rights that the Majority Stockholder may have (whether under applicable Law or otherwise) or could potentially have or acquire in connection with the Merger.

(e) Until the Closing of the Merger under the Merger Agreement, each of the Majority Stockholder and the FFELP Buyer agrees that it will not, nor will any of its respective Affiliates, directly or indirectly acquire, offer or seek to acquire or enter into any agreement (including a letter of intent) to acquire all or any portion of the Acquired Assets (as defined in the Merger Agreement). Until the closing of the transactions contemplated by the Asset Purchase Agreement, Merger Buyer agrees that it will not, nor will any of its Affiliates, directly or indirectly acquire, offer or seek to acquire or enter into any agreement (including a letter of intent) to acquire all or any portion of the Acquired Assets (as defined in the Asset Purchase Agreement).

7. Survival of Representations and Warranties. The representations and warranties contained herein shall survive the closing of the transactions contemplated hereby until the expiration of the applicable statute of limitations, including extensions thereof.

8. Miscellaneous.

8.1. Term.

(a) Notwithstanding any other provision of this Agreement or any other agreement, solely with respect to the Merger Buyer, this Agreement and all rights and obligations of the Merger Buyer hereunder shall terminate and cease to have any force or effect upon the earlier of (i) the Closing under the Merger Agreement, (ii) any termination of the Merger Agreement or the Asset Purchase Agreement in accordance with their applicable terms, and (iii) the delivery of written notice of termination by the Majority Stockholder to Merger Buyer following any Fundamental Amendment (the earliest date, the “Merger Buyer Termination Date”); provided, however, that Section 2.8 shall survive. For purposes of this Agreement, “Fundamental Amendment” means the execution by the Company, Merger Buyer and Acquisition Sub of an amendment to, or waiver by the Company, Merger Buyer or Acquisition Sub of any provision of, the Merger Agreement that: (x) reduces the amount of the Merger Consideration or changes the form of the Merger Consideration or (y) amends Article VII of the Merger Agreement in a manner that adversely affects the Majority Stockholder.

(b) Notwithstanding any other provision of this Agreement or any other agreement, solely with respect to the FFELP Buyer, this Agreement and all rights and obligations of the FFELP Buyer hereunder shall terminate and cease to have any force or effect upon the earlier of (i) the Closing under the Asset Purchase Agreement and (ii) any termination of the Asset Purchase Agreement in accordance with their applicable terms (the earliest date, the “FFELP Buyer Termination Date”); provided, however, that Section 2.8 shall survive.

8.2. Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary: (a) the Majority Stockholder makes no agreement or understanding herein in any capacity other than in the Majority Stockholder’s capacity as a record holder and beneficial owner of Securities, and (b) nothing herein will be construed to limit or affect any action or inaction by the Majority Stockholder or any Representative of the Majority Stockholder, as applicable, serving on the Company’s board of directors or on the board of directors of any Subsidiary of the Company or as an officer of the Company or any Subsidiary of the Company, acting in such Person’s capacity as a director or officer of the Company or any Subsidiary of the Company, and any such action shall not constitute a breach of this Agreement.

8.3. Amendment and Waiver. This Agreement may be amended by mutual agreement of the parties and may not be amended except by an instrument in writing signed by the parties hereto; provided, however, that any amendment of this Agreement that adversely affects the shareholders of the Company (other than the Majority Stockholder) shall require the approval of the Special Committee of independent directors of the Company. Subject to applicable Law, any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties of any party contained herein or in any document delivered pursuant hereto, (c) waive compliance by any party with any agreement contained herein or (d) waive any condition to which its obligations are subject; provided, however, that no party may exercise its waiver rights with respect to another party hereto pursuant to this Section 8.3, without the consent of the remaining party (such consent not to be unreasonably withheld). Any such extension or waiver shall only be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. Notwithstanding the foregoing, no failure or delay by any party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

8.4. Costs and Expenses. Except as contemplated by the Indemnification Agreement (as defined in the Merger Agreement or the Asset Purchase Agreement, as applicable), each party shall bear its own costs and expenses (including all legal, accounting, audit, due diligence and other out-of-pocket expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

8.5. Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective representatives, successors and assigns. The obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon each party’s respective successors and assigns, which shall include successors by operation of Law, such as by merger.

8.6. Entire Agreement; No Third Party Beneficiaries. This Agreement and the Transaction Agreements constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

8.7. Assignments. No party may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties; provided, however, that each Buyer may freely assign its rights to another direct or indirect wholly owned subsidiary of such Buyer without such prior written approval, but no such assignment shall relieve such Buyer of any of its obligations hereunder and provided, further, that the Majority Stockholder may assign its rights and obligations without such prior written approval in connection with a Transfer of Securities permitted under, and effected in compliance with, the second sentence of Section 2.1. Any purported assignment requiring consent without such consent shall be void.

8.8. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts (including by facsimile, electronic mail or other means of electronic communication), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

8.9. Notices, Etc.

(a) Addresses for Notices. All notices, demands, requests, consents and other communications provided for, or required to be given, in this Agreement shall be given in writing, or by any telecommunication device capable of creating a written record (including electronic mail) and addressed to the party to be notified at their respective addresses set forth below:

if to Merger Buyer, to:

Discover Bank

12 Read’s Way

New Castle, Delaware 19720

Fax: 302-323-7393

Attention:	Mike Rickert

with copies to (which shall not constitute notice):

Discover Financial Services

2500 Lake Cook Road

Riverwoods, IL 60015

Fax: 224-405-4957

Attention:	Carlos Minetti

and

Discover Financial Services

2500 Lake Cook Road

Riverwoods, IL 60015

Fax: 224-405-4584

Attention:	Kelly McNamara Corley

and

Sidley Austin LLP

One South Dearborn Street

Chicago, IL 60603

Fax: 312-853-7036

Attention:	Paul L. Choi
Willis R. Buck, Jr.
Scott R. Williams

if to FFELP Buyer, to:

SLM Corporation

12061 Bluemont Way

Reston, VA 20190-5684

Fax: 703-984-6586

Attention:	Mark L. Heleen, Executive Vice President and General Counsel

with a copy to:

Bingham McCutchen LLP

One Federal Street

Boston, MA 02110

Fax: 617-951-8736

Attention:	John R. Utzschneider

if to the Majority Stockholder, to:

Citigroup Inc.

399 Park Avenue

New York, NY 10022

Fax: 212-735-2000

Attention:	Michael S. Zuckert

with copies to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

Fax: 212-735-2000

Attention:	William S. Rubenstein
Sean C. Doyle

The parties hereto may change their respective addresses for notices from time to time by written notice to the other parties hereto subject to written acknowledgment of receipt by each of the other parties hereto.

(b) Effectiveness of Notices. All notices, demands, requests, consents and other communications described in Section 8.9(a) above shall be effective (i) if delivered by hand, including any overnight courier service, upon personal delivery, (ii) if delivered by mail, when received in the mails and (iii) if delivered by electronic mail or any other telecommunications device, when transmitted to an electronic mail address (or by another means of electronic delivery) as provided in Section 8.9(a) above.

8.10. Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) shall be governed by, and construed in accordance with the Laws of the State of Delaware, without giving effect to any otherwise applicable choice or conflict of laws provision or rule.

8.11. Further Assurances. The parties to this Agreement agree to cooperate and to execute and deliver such instruments and take such further actions as any other party to this Agreement may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

8.12. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY RELEASES, WAIVES AND RELINQUISHES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR CAUSE OF ACTION IN WHICH ANY OF THEM ARE PARTIES, WHICH IN ANY WAY (DIRECTLY OR INDIRECTLY) ARISES OUT OF, RESULTS FROM OR RELATES TO ANY OF THE FOLLOWING, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER BASED ON CONTRACT OR TORT OR ANY OTHER LEGAL BASIS: (I) THIS AGREEMENT; (II) ANY PAST, PRESENT OR FUTURE ACT, OMISSION, CONDUCT OR ACTIVITY WITH RESPECT TO THIS AGREEMENT; (III) ANY TRANSACTION, EVENT OR OCCURRENCE CONTEMPLATED BY THIS AGREEMENT; (IV) THE PERFORMANCE OF ANY OBLIGATION OR THE EXERCISE OF ANY RIGHT UNDER THIS AGREEMENT; AND (V) THE ENFORCEMENT OF THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY. EACH OF THE PARTIES HERETO HEREBY FURTHER AGREES THAT THIS AGREEMENT CONSTITUTES ITS WRITTEN CONSENT THAT TRIAL BY JURY SHALL BE WAIVED IN ANY SUCH CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR OTHER CAUSE OF ACTION AND AGREES THAT EACH OF THEM SHALL HAVE THE RIGHT AT ANY TIME

TO FILE THIS AGREEMENT WITH THE CLERK OR JUDGE OF ANY COURT IN WHICH ANY SUCH CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR OTHER CAUSE OF ACTION MAY BE PENDING AS WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY.

8.13. Submission to Jurisdiction; Service of Process.

(a) Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of the Delaware Chancery Court, or if such court shall not have jurisdiction, any federal or other state court of the State of Delaware, for the purpose of any action or proceeding arising out of or relating to this Agreement and each of the parties hereto hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any such court. Each of the parties hereto agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(b) Each party to this Agreement irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the Transactions, on behalf of itself or its property, by personal delivery of copies of such process to such party. Nothing in this Section 8.13 shall affect the right of any party to serve legal process in any other manner permitted by Law.

8.14. Section Titles and Interpretation. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection hereof immediately followed by a reference in parenthesis to the title of the Section containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire Section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such Section, the reference to the title shall govern absent manifest error. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.

8.15. Relationship of Parties. Nothing contained herein shall establish any fiduciary, partnership, joint venture or similar relationship between or among the parties hereto except to the extent otherwise expressly stated herein or therein.

8.16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

8.17. Specific Performance. The parties hereby expressly acknowledge and agree that immediate, extensive and irreparable damage would result, no adequate remedy at law would exist and damages would be difficult to determine in the event that any provision of this Agreement is not performed in accordance with its specific terms or otherwise breached. Therefore, in addition to, and not in limitation of, any other remedy available to any party, an aggrieved party under this Agreement would be entitled to specific performance of the terms hereof and immediate injunctive relief, without the necessity of proving the inadequacy of money damages as a remedy. Such remedies, and any and all other remedies provided for in this Agreement, shall, however, be cumulative in nature and not exclusive and shall be in addition to any other remedies whatsoever which any party may otherwise have. Each of the parties hereby acknowledges and agrees that it may be difficult to prove damages with reasonable certainty, that it may be difficult to procure suitable substitute performance, and that injunctive relief and/or specific performance will not cause an undue hardship to the parties. Each of the parties hereby further acknowledges that the existence of any other remedy contemplated by this Agreement does not diminish the availability of specific performance of the obligations hereunder or any other injunctive relief. Each party hereby further agrees that in the event of any action by any other party for specific performance or injunctive relief, it will not assert that a remedy at law or other remedy would be adequate or that specific performance or injunctive relief in respect of such breach or violation should not be available on the grounds that money damages are adequate or any other grounds.

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IN WITNESS WHEREOF, Merger Buyer, FFELP Buyer and the Majority Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

DISCOVER BANK

By:	/S/ MICHAEL F. RICKERT
	Name:	Michael F. Rickert
	Title:	Vice President, Chief Financial Officer and Treasurer

SLM CORPORATION

By:	/S/ PAUL MAYER
	Name:	Paul Mayer
	Title:	Senior Vice President

CITIBANK, N.A.

By:	/S/ DOUGLAS PETERSON
	Name:	Douglas Peterson
	Title:	Chief Operating Officer

Exhibit B

EXECUTION COPY

INDEMNIFICATION AGREEMENT

INDEMNIFICATION AGREEMENT (this “Agreement”), dated as of September 17, 2010, by and between Citibank, N.A., a national banking association (“CBNA”), and SLM Corporation, a Delaware corporation (“Buyer Parent” and, together with CBNA, the “Parties”).

RECITALS

WHEREAS, CBNA, Buyer Parent, The Student Loan Corporation, a Delaware corporation (the “Company”), Citibank (South Dakota) National Association, a national banking association (“CSD”), SLC Student Loan Receivables I Inc., a Delaware corporation, SLC Conduit I LLC, a Delaware limited liability company, Bull Run 1 LLC, a Delaware limited liability company (the “Securitization Buyer” or the “Conduit Buyer” as the context requires), SLM Education Credit Finance Corporation, a Delaware corporation (“Buyer Sub 1”) and Sallie Mae, Inc., a Delaware corporation (“Buyer Sub 2”) have executed an Asset Purchase Agreement, dated as of the date of this Agreement (including the exhibits, schedules and appendices thereto, the “Asset Purchase Agreement”), pursuant to which, and subject to the terms and conditions of the Asset Purchase Agreement, immediately following the consummation of the CBNA Transaction, the Company will sell to Subsidiaries of the Buyer Parent the Company’s interest in the Trust Certificates and the Company’s entire Membership Interest in the Funding Note Issuer, and the Company and its Affiliates will assign to Subsidiaries of Buyer Parent certain administrative and loan servicing duties and obligations with respect to the interests in the Trust Certificates and FFELP Loans;

WHEREAS, Discover Bank, a Delaware banking corporation (“Merger Buyer”), Academy Acquisition Corp., a Delaware corporation and a wholly owned Subsidiary of Merger Buyer, and the Company have executed an Agreement and Plan of Merger, dated as of the date of this Agreement (including the exhibits, schedules and annexes thereto, the “Merger Agreement”), providing for, among other things, the Merger Transaction; and

WHEREAS, in connection with the transactions contemplated by the Transaction Documents (including the Asset Purchase Agreement), the Parties desire to provide for certain indemnification rights and obligations on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1. General Terms. For purposes of this Agreement, capitalized terms used but not defined in this Agreement have the respective meanings set forth in the Asset Purchase Agreement.

Section 1.2. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

(a) “Accountant” shall have the meaning set forth in Section 5.4.

(b) “Administrative Services Agreements” means each services agreement entered into among CSD, the Company and CBNA relating to administration of Securitization Trusts or the Funding Note Issuer.

(c) “Aggregate Purchase Price” shall mean the sum of the aggregate Certificate Purchase Price and the Conduit Purchase Price.

(d) “Agreement” shall have the meaning set forth in the Preamble.

(e) “Asset Purchase Agreement” shall have the meaning set forth in the Recitals.

(f) “Assumed Contracts” shall mean the contracts assigned to or assumed by Buyer Parties at Closing listed on the attached Annex A, including the Conduit Student Loan Purchase Agreement and the Funding Note Purchase Agreement, as such agreements shall be amended and restated as of the Closing Date.

(g) “Assumed Liabilities” shall mean (i) all obligations required to be performed after the Closing by the Buyer Parties under the Assumed Contracts and (ii) payment obligations under the Funding Note with respect to amounts due after the Closing and all other obligations required to be performed after the Closing by the Funding Note Issuer under the Conduit Documents, but excluding in the case of clauses (i) and (ii) any failure to perform any obligations prior to Closing and any obligations relating to breaches of these agreements occurring or resulting from events originating pre-Closing.

(h) “Buyer Covered Parties” means the Buyer Parties and their respective Affiliates.

(i) “Buyer Indemnified Obligations” means any obligation of any Buyer Party that falls within the scope of Buyer’s indemnification obligations hereunder.

(j) “Buyer Indemnified Parties” shall have the meaning set forth in Section 2.2.

(k) “Buyer Parent” shall have the meaning set forth in the Preamble.

(l) “Buyer Parties” shall mean the Buyer Parent, the Securitization Buyer, the Conduit Buyer, Buyer Sub 1 and Buyer Sub 2.

(m) “Buyer Sub 1” shall have the meaning set forth in the Recitals.

(n) “Buyer Sub 2” shall have the meaning set forth in the Recitals.

(o) “CBNA” shall have the meaning set forth in the Preamble.

(p) “CBNA Covered Parties” means CBNA, its Affiliates and the Company.

(q) “CBNA Indemnified Obligations” means any obligation of any CBNA Covered Party that falls within the scope of CBNA’s indemnification obligations hereunder.

(r) “CBNA Indemnified Parties” shall have the meaning set forth in Section 2.3.

(s) “CBNA Securitization Trusts” means the SLC Private Student Loan Trust 2009-A, a Delaware statutory trust and the SLC Student Loan Trust 2010-1, a Delaware statutory trust.

(t) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(u) “Company” shall have the meaning set forth in the Recitals.

(v) “Conduit Buyer” shall have the meaning set forth in the Recitals.

(w) “Conduit Documents” shall mean the agreements related to the Conduit Program listed on Annex B hereto.

(x) “Conduit Subservicing Agreement” shall mean the Servicing Agreement, dated as of May 14, 2009, by and among the Funding Note Issuer, CSD, as subservicer, and the Company, as Master Servicer, together with the Supplemental Servicing Agreement, entered into as of May 14, 2009 by and between CSD, as subservicer, the Funding Note Issuer and the Company, as Master Servicer, as may be amended, restated or otherwise modified and in effect from time to time.

(y) “Conduit Transaction Documents” shall have the meaning ascribed to the term “Transaction Documents” in the Funding Note Purchase Agreement.

(z) “Conversion Date” means, with respect the Securitization Subservicing Agreements, the Sub-Subservicing Agreements, the Securitization Administration Agreements, the Sub-Administration Agreements, the Sub-Sub-Administration Agreements, the Conduit Servicing Agreement and the Conduit Subservicing Agreement the date on which all administrative and servicing duties under such Transaction Documents have been transferred to one or more of the Buyer Parties.

(aa) “CSD” shall have the meaning set forth in the Recitals.

(bb) “Designated Claim” shall have the meaning set forth in Section 5.7.

(cc) “Excluded Liabilities” shall mean all obligations and liabilities of the CBNA Parties, the Company and the Funding Note Issuer of any nature, known or unknown or fixed or contingent, other than the Assumed Liabilities. Without limiting the generality of the foregoing definition, “Excluded Liabilities” shall include all obligations of any nature relating to the Company’s private loan portfolio or any other student loans that are not Trust Student Loans or Financed Student Loans or relating to the CBNA Securitization Trusts.

(dd) “Indemnified Parties” shall have the meaning set forth in Section 2.3.

(ee) “Indemnifying Party” shall have the meaning set forth in Section 3.1(a).

(ff) “Losses” shall mean all costs, damages, liabilities, assessments, judgments, losses, settlements, awards and fees (including reasonable legal, accounting or other professional fees and expenses), including, without limitation, any of the foregoing relating to or arising from any Third Party Claim; provided, however, that:

(i) “Losses” shall include only actual losses, and, except as provided in clauses (ii) through (vi) below, shall not include lost profits, opportunity costs, diminution in value, damages based upon a multiple of earnings or similar financial measure or consequential, incidental, special, indirect, exemplary or punitive damages;

(ii) the exclusion set forth in clause (i) above shall not apply to any claim that CBNA is obligated to buy a participation or pay other amounts due under the Participation Agreement;

(iii) with respect to any Trust Student Loan or Financed Student Loan or Other Student Loan that the Buyer Parent or any Affiliate is not required to repurchase, the exclusion in clause (i) above shall not apply to any claim pursuant to Section 2.7 below for a Make-Whole Amount;

(iv) the exclusion in clause (i) above will not apply to any Losses relating to or arising out of any Third Party Claims;

(v) the exclusion in clause (i) above shall not apply to any claim for lost revenue or related profit associated with servicing revenue related to the Trust Student Loans and Financed Student Loans or Other Student Loans, but with respect to any specific Trust Student Loans or Financed Student Loans or Other Student

Loans for which CBNA has made the payments required pursuant to the Participation Agreement or Section 2.7 below, that payment will satisfy any claim for lost servicing revenue or related profit with respect to those specific loans; and

(vi) the exclusions set forth in clause (i) shall not apply to any claim for indemnification pursuant to Section 2.2(m).

(gg) “Make-Whole Amount” has the meaning set forth in Section 2.7(a).

(hh) “Maximum Indemnification Amount” shall have the meaning set forth in Section 4.1(a)(iii).

(ii) “Merger Agreement” shall have the meaning set forth in the Recitals.

(jj) “Merger Buyer” shall have the meaning set forth in the Recitals.

(kk) “Non-Controlling Party” shall have the meaning set forth in Section 5.1(e)(iv).

(ll) “Objection Notice” shall have the meaning set forth in Section 2.7(b).

(mm) “Other Student Loans” means any other Student Loans represented to Buyer Parent by the Company as having been sold to the Funding Note Issuer or as having been sold or permissibly transferred to a Securitization Trust.

(nn) “Participation Agreement” shall mean the Makewhole and Participation Agreement among CBNA, Buyer Sub 1 and Buyer Sub 2 entered into pursuant to Section 3.6 of the Asset Purchase Agreement, as amended or modified from time to time in accordance with the provisions thereof.

(oo) “Parties” shall have the meaning set forth in the Preamble.

(pp) “Pre-Closing Tax Period” shall have the meaning set forth in Section 5.1(a)(i).

(qq) “Proposed Purchase Price Allocation” shall have the meaning set forth in Section 5.6(a).

(rr) “Securitization Buyer” shall have the meaning set forth in the Recitals.

(ss) “Services Agreements” means each services agreement entered into among CSD, the Company and CBNA relating to servicing and administering the Trust Student Loans or the Financed Student Loans.

(tt) “Straddle Period” shall have the meaning set forth in Section 5.1(c).

(uu) “Tax Benefit” shall have the meaning set forth in Section 4.2.

(vv) “Tax Claim” shall have the meaning set forth in Section 5.1(e)(i).

(ww) “Tax Indemnified Party” shall have the meaning set forth in Section 5.1(d).

(xx) “Tax Indemnifying Party” shall have the meaning set forth in Section 5.1(d).

(yy) “Tax Loss” shall have the meaning set forth in Section 5.1(a).

(zz) “Tax Representations” shall have the meaning set forth in Section 2.1(a)(iv).

(aaa) “Third Party Claim” shall have the meaning set forth in Section 3.1(a).

(bbb) “Threshold” shall have the meaning set forth in Section 4.1(a)(i).

(ccc) “Transfer Taxes” shall mean all applicable sales, use, transfer, stamp, stock transfer or similar Taxes that are or become due and payable as a result of the Transactions, whether such Taxes are imposed by Law on the Seller, Buyer Parent, or any of their Affiliates.

(ddd) “Treasury Regulations” shall mean the regulations promulgated under the Code (or any successor statute).

ARTICLE II

SURVIVAL; INDEMNIFICATION

Section 2.1. Survival of Representations, Warranties and Covenants.

(a) For the purposes of this Agreement and notwithstanding anything to the contrary in the Asset Purchase Agreement and the knowledge of any party to the Asset Purchase Agreement as of the date hereof or as of the Closing Date, the representations and warranties set forth in the Asset Purchase Agreement, and in any certificate delivered pursuant to the terms thereof, and the right to commence any claim for indemnification with respect thereto, shall survive the Closing for a period of eighteen (18) months; provided, however,

(i) the representations and warranties of the Company set forth in Sections 7.1(a), (b), (c), (e) and (f) of the Asset Purchase Agreement and any certificate delivered pursuant to the terms of the Asset Purchase Agreement (to the extent related to such representations and warranties) shall survive the Closing for a period of three (3) years;

(ii) the representations and warranties of the Company set forth in Sections 7.2(c), (d), (e), (f), (g), (h), (i), (n), (o)(ii), (s), (t)(i)-(iv) and (u)(ii)-(vi) and Sections 7.2(v) and 7.2(w) of the Asset Purchase Agreement shall survive the Closing indefinitely;

(iii) the representations and warranties set forth in Appendices E and F of the Asset Purchase Agreement, which are confirmed pursuant to Section 7.2(o)(i) of the Asset Purchase Agreement, shall survive the Closing (i) in the case of Appendix E, until the later of one year after the termination of the applicable Securitization Trust and the fifth anniversary of the Closing Date and (ii) in the case of Appendix F, until the later of one year after the termination of the Conduit Program and the fifth anniversary of the Closing Date; and

(iv) the representations and warranties of the Company set forth in Section 7.2(l)(ii) and Section 7.2(t)(v) (the “Tax Representations”) of the Asset Purchase Agreement shall survive as set forth in Article V.

(b) For purposes of this Agreement and notwithstanding anything to the contrary in the Asset Purchase Agreement, all covenants and agreements set forth in the Transaction Documents which by their terms contemplate actions or impose obligations following the Closing shall survive the Closing and remain in full force and effect in accordance with their terms. For purposes of this Agreement and notwithstanding anything in the Asset Purchase Agreement to the contrary, all covenants and agreements set forth in the Transaction Documents which by their terms contemplate full performance at or prior to the Closing shall terminate upon Closing, but the termination of any covenant at the Closing will not relieve any Party of its obligations under this Agreement with respect to a breach of such covenant prior to the Closing.

(c) After the expiration (if applicable) of the time periods set forth in Sections 2.1(a) or 2.1(b), any claim for indemnification under this Agreement with respect to the breach of the applicable representations, warranties, covenants or agreements shall be deemed time-barred, and no such claim shall be made; provided, however, that if written notice of a claim for indemnification shall have been provided to CBNA or Buyer Parent, as the case may be, within the applicable survival period and in accordance with Section 3.1(a), then any representations, warranties, covenants or agreements that are the subject of such claim for indemnification and the right to bring claims pursuant to the provisions of this Agreement that would otherwise terminate as set forth above shall survive as to such claim until such time as such claim is fully and finally resolved.

Section 2.2. Indemnification of Buyer Parent. Subject to the terms of this Agreement, from and after the Closing (except with respect to the indemnification obligations under Sections 2.2(b) and 2.2(o) below, which shall be effective immediately), CBNA shall indemnify, defend, save and hold harmless Buyer Parent and its Affiliates and each of its and their respective Representatives (collectively, the “Buyer Indemnified Parties”) from and against any and all Losses resulting from, arising out of or related to:

(a) any breach by the Company of any of its representations or warranties contained in the Asset Purchase Agreement (other than the Tax Representations, which are addressed in Article V), or in any certificate delivered pursuant to the terms thereof (to the extent relating to such representations and warranties), in each case, as such representation or warranty would read if all qualifications as to materiality, Seller Material Adverse Effect or material adverse effect were deleted therefrom;

(b) any breach by CBNA or its Affiliates (including, prior to the Closing, the Company and the Funding Note Issuer) of any of their respective covenants or agreements in this Agreement, the Asset Purchase Agreement or any other Transaction Document and any breach by the Company of its obligations under the Asset Purchase Agreement required to be performed after the Closing;

(c) with respect to any activity, action or event occurring or arising at any time on or prior to the Closing Date, the duties and obligations of, and any breaches of any representations or warranties prior to the Closing Date by, CBNA or the Company or any of their Subsidiaries under any of the Securitization Basic Documents or related agreements or Conduit Transaction Documents or related agreements, including without limitation, each Securitization Eligible Lender Trust Agreement, each Depositor Eligible Lender Trust Agreement and the Seller Eligible Lender Trust Agreement and any other agreement to which CBNA or the Company or any of their Subsidiaries is a party relating to servicing and administration of the Trust Student Loans or the Financed Student Loans or administration of the Securitization Trusts;

(d) with respect to any activity, action or event occurring or arising at any time on or prior to the applicable Conversion Date, the duties and obligations of, and any breaches of any representations or warranties prior to the applicable Conversion Date by, CBNA or the Company or any of their Subsidiaries under any of the Securitization Basic Documents or related agreements or agreements relating to the Conduit Program, including without limitation, each Conduit Replacement Servicing Agreement, each Replacement Subservicing Agreement, each Sub-Subservicing Agreement, each Sub-Administration Agreement, each Sub-Sub-Administration Agreement, the Conduit Replacement Subservicing Agreement, each Securitization Eligible Lender Trust Agreement, each Depositor Eligible Lender Trust Agreement, the Conduit Eligible Lender Trust Agreement, the SPV Sub-Administration Agreements, each Administrative Services Agreement, each Services Agreement and any agreements for the provision of services relating to the Trust Student Loans, the Financed Student Loans and the Securitization Trusts between or among CBNA and its past or present Affiliates;

(e) with respect to any activity, action or event occurring or arising from and after the Closing Date until any applicable date of replacement, the duties and obligations (other than to the extent Buyer Parent is obligated to indemnify any CBNA Indemnified Party pursuant to Section 2.3 with respect to such matter) of:

(i) CBNA as Eligible Lender Trustee under each Securitization Eligible Lender Trust Agreement, the Depositor Eligible Lender Trust Agreement, the Eligible Lender Trust Agreement, and the Conduit Eligible Lender Trust Agreement, and the related Securitization Basic Documents and Conduit Transaction Documents; and

(ii) CBNA as Indenture Administrator under each Securitization Indenture and related Securitization Basic Documents;

(f) from and after the Closing Date, (i) termination of the Company as Servicer under any Securitization Servicing Agreement or (ii) termination of the related Securitization Subservicing Agreement, in either case, caused by a breach of a representation, warranty or covenant of the Company or any servicer default under any such Securitization Servicing Agreement or Sub-Subservicing Agreement or the willful misconduct, bad faith or negligence of the Company with respect to its role as Servicer under any Securitization Servicing Agreement or Securitization Subservicing Agreement, except to the extent such breach resulted from (x) a breach of a representation, warranty or covenant of the Buyer Indemnified Party in its capacity as Subservicer under such Securitization Subservicing Agreement or (y) the willful misconduct, bad faith or negligence of the Buyer Indemnified Party under the related Sub-Subservicing Agreement;

(g) from and after the Closing, (i) termination of the Company as Administrator under any Securitization Administration Agreement or (ii) termination of the related Sub-Administration Agreement, in either case, caused by a breach of a representation, warranty or covenant by the Company or administrator default under any such Securitization Administration Agreement or Sub-Administration Agreement or the willful misconduct, bad faith or negligence of the Company with respect to its role as Administrator under any Securitization Administration Agreement or Sub-Administration Agreement, except to the extent such breach or termination was caused by or resulted from a breach of a representation, warranty or covenant of the Buyer Indemnified Party in its capacity as Sub-Administrator under such Sub-Administration Agreement or by the willful misconduct, bad faith or negligence of the Buyer Indemnified Party under such Sub-Administration Agreement;

(h) from and after the Closing Date, (i) termination of the Company as Administrator under any Securitization Administration Agreement or (ii) termination of the related Sub-Administration Agreement, in either case, caused by a breach of a representation, warranty or covenant of CSD or any administrator default under any Sub-Sub-Administration Agreement, or the willful misconduct, bad faith or negligence of CSD with respect to its role as Sub-Sub-Administrator under any Sub-Sub-Administration Agreement, except to the extent such breach resulted from (x) a breach of a representation, warranty or covenant of the Buyer Indemnified Party in its capacity as Sub-Administrator under such Sub-Administration Agreement or (y) the willful misconduct, bad faith or negligence of the Buyer Indemnified Party under the related Sub-Administration Agreement;

(i) from and after the Closing Date, (i) termination of the Company as Servicer under any Securitization Servicing Agreement or (ii) termination of the related Replacement Sub-Servicing Agreement, in either case, caused by a breach of a representation, warranty or covenant of CSD or any servicer default under any Sub-Subservicing Agreement, or the willful misconduct, bad faith or negligence of CSD with respect to its role as Sub-Subservicer under any Sub-Subservicing Agreement, except to the extent such breach resulted from (x) a breach of a representation, warranty or covenant of the Buyer Indemnified Party in its capacity as Sub-Servicer under such Replacement Subservicing Agreement or (y) the willful misconduct, bad faith or negligence of the Buyer Indemnified Party under the related Replacement Subservicing Agreement;

(j) from and after the Closing Date, termination of Buyer Sub 2 as servicer under the Conduit Replacement Servicing Agreement caused by a breach of a representation, warranty, or covenant or servicer default by CSD under the Conduit Replacement Subservicing Agreement or the willful misconduct, bad faith or negligence of CSD with respect to its role as subservicer under the Conduit Replacement Subservicing Agreement, except to the extent such breach or termination was caused by or resulted from a breach of a representation, warranty or covenant of the Buyer Indemnified Party in its capacity as servicer under the Conduit Replacement Subservicing Agreement or by the willful misconduct, bad faith or negligence of the Buyer Indemnified Party under the Conduit Replacement Subservicing Agreement;

(k) any Loss resulting from the permissible assignment by the Company of all or any part of its right to receive distributions as holder of a Trust Certificate pursuant to Section 3.05 of a Securitization Trust Agreement;

(l) any obligation under any of the Securitization Basic Documents or any related agreement obligating the holder of the Trust Certificates or any Affiliate to pay or reimburse any Person (including any Securitization Trust and related trustees) for any costs, expenses, fees or reimbursements or provide “make wholes” or make payments with respect to other indemnities, including without limitation with respect to any “borrower benefits” or other borrower incentives and any refunds required to be paid or reductions in “799” billings from the Department of Education, but in each case only to the extent such obligation occurs or arises on or prior to or relates to the period of performance prior to the Closing Date;

(m) any Loss relating to the Private Securitization Trusts or the CBNA Securitization Trusts or the private loans owned by any Private Securitization Trusts or the CBNA Securitization Trusts or any other aspect of the Company’s private loan business, and any agreements relating to or claims arising out of any Securitization Transactions relating to the Private Securitization Trusts or the CBNA Securitization Trusts;

(n) the Excluded Liabilities;

(o) any claims of securityholders of the Company or CBNA or CBNA’s ultimate parent or any securityholder of any of the Securitization Trusts, Private Securitization Trusts or CBNA Securitization Trusts (other than a downgrade or withdrawal of any credit ratings assigned to the related securities) relating to or arising out of the transactions contemplated by the Asset Purchase Agreement or the Merger Agreement or the CBNA Transaction Agreement;

(p) any claims of any past, current or future securityholder of any of the Securitization Trusts, the Private Securitization Trusts or CBNA Securitization Trusts or arising under federal or state securities laws or otherwise relating to the adequacy of disclosure and relating to any registration statement, prospectus, offering memorandum or trust servicing report related to any of the Securitization Trusts, the Private Securitization Trusts or the CBNA Securitization Trusts issued or used on or prior to the Closing Date or, to the extent the Company or CBNA or any of their Affiliates is otherwise responsible for its preparation or use any time after the Closing Date, and any claim by any underwriter for indemnification or contribution related to any of the foregoing;

(q) with respect to any activity, action or event occurring or arising prior to, on or after the Closing Date, the duties and obligations of:

(i) the Company under each Securitization Servicing Agreement (other than to the extent Buyer Parent is obligated to indemnify any CBNA Indemnified Party pursuant to Section 2.3 with respect to such matter);

(ii) the Company under each Securitization Administration Agreement (other than to the extent Buyer Parent is obligated to indemnify any CBNA Indemnified Party pursuant to Section 2.3 with respect to such matter);

(r) any breach by CBNA or any of its Subsidiaries or the Company under the Depositor Agreement; and

(s) any breach by CBNA under the Participation Agreement.

Section 2.3. Indemnification of CBNA. Subject to the terms of this Agreement, from and after the Closing, Buyer Parent shall indemnify, defend, save and hold harmless CBNA and its Affiliates and each of its and their respective Representatives (collectively, the “CBNA Indemnified Parties” and, together with the Buyer Indemnified Parties, the “Indemnified Parties”) from and against any and all Losses (including any indemnification payment required to be made by CBNA pursuant to the Indemnification Agreement, dated as of the date hereof, by and between Merger Buyer and CBNA) resulting from, arising out of or related to:

(a) the Assumed Liabilities, other than to the extent CBNA is obligated to indemnify any Buyer Indemnified Party pursuant to Section 2.2 with respect to such matter;

(b) any breach by Buyer Parent, the Securitization Buyer, the Conduit Buyer, Buyer Sub 1 or Buyer Sub 2 of any of their respective representations or warranties contained in the Asset Purchase Agreement or in any certificate delivered pursuant to the terms thereof (to the extent relating to such representations or warranties), in each case, as such representation or warranty would read if all qualifications as to materiality, Buyer Material Adverse Effect or material adverse effect were deleted therefrom;

(c) any breach by Buyer Parent, the Securitization Buyer, the Conduit Buyer, Buyer Sub 1 or Buyer Sub 2 and any of their respective Affiliates of any of their respective covenants or agreements in this Agreement, the Asset Purchase Agreement or any other Transaction Document or any Securitization Basic Document, and with respect to periods from and after the Conversion Date, the duties and obligations of:

(i) Buyer Sub 2 as Sub-Administrator under each Sub-Administration Agreement and under each Sub-Sub-Administration Agreement;

(ii) Buyer Sub 2 as Subservicer under each Securitization Subservicing Agreement and under each Securitization Sub-Subservicing Agreement;

(iii) Buyer Sub 2 as Servicer under the Conduit Replacement Servicing Agreement; and

(d) any breach by Buyer Parent under the Participation Agreement.

Section 2.4. Election of Remedies.

(a) If any Buyer Indemnified Parties are entitled to indemnification with respect to any matter under more than one clause of Section 2.2, such Buyer Indemnified Party shall be entitled to select which clause they use to pursue indemnification rights hereunder and pursue remedies and recover damages under more than one clause; provided, that no Party will be entitled to double recovery for the same specific Losses. If any CBNA Indemnified Parties are entitled to indemnification with respect to any matter under more than one clause of Section 2.3, such CBNA Indemnified Party shall be entitled to select which clause it uses to pursue indemnification rights hereunder and pursue remedies and recover damages under more than one clause; provided, that no Party will be entitled to double recovery for the same specific Losses.

(b) Notwithstanding anything contained in this Agreement to the contrary, but subject to the next sentence, no Party shall be entitled to recover an amount pursuant to any provision of this Agreement, including this Section 2.4(b), to the extent that such Party, any of its Affiliates or any Securitization Trust has already recovered such amount (under this Agreement, any Securitization Basic Document, the Funding Note Purchase Agreement, the Conduit Student Loan Purchase Agreement or otherwise). Nothing in this Section 2.4(b) or otherwise in this Agreement is intended to waive or modify the subrogation or similar rights of any insurer of any Buyer Indemnified Party or CBNA Indemnified Party.

Section 2.5. Risk of Loss. For the avoidance of doubt, except as expressly provided in this Agreement, the Asset Purchase Agreement and the Participation Agreement, Buyer Parent will assume all risk of loss with respect to the Financed Student Loans and Trust Student Loans.

Section 2.6. Tax Indemnification. Notwithstanding any provision in this Agreement to the contrary, except as expressly set forth in Article V, (i) Article II, Article III and Article IV shall not apply to indemnification for any claim relating to Taxes or Tax Losses, and (ii) Article V constitutes the complete and exclusive agreement of the Parties with respect to indemnification for claims relating to Taxes and Tax Losses, including any breach of the Tax Representations, except that the provisions of Sections 4.2, 4.4 and 4.5 shall apply.

Section 2.7. Make-Whole Remedy.

(a) With respect to any claim for Losses pursuant to Section 2.2 relating to any Trust Student Loan, Financed Student Loan or Other Student Loan where the Buyer Parent or its Affiliates do not have the right to require the purchase of a participation interest pursuant to the Participation Agreement, the Buyer Indemnified Parties may pursue a claim for Losses pursuant to Section 2.2 relating to the value of such Trust Student Loans, Financed Student Loans or Other Student Loans, but the maximum amount of Losses paid with respect to any specific loan will not exceed the difference between (x) 102% of the principal amount of the applicable Trust Student Loan, Financed Student Loan or Other Student Loan (or in the case of any claim for breach of representations and warranties set forth in Section 7.2(d) (Title and Security) or Section 7.2(n) (Data Tape) of the Asset Purchase Agreement, 102% of the principal amount as represented to Buyer Parent) plus accrued and unpaid interest thereon less the fair market value of the applicable Trust Student Loan, Financed Student Loan or Other Student Loan (the “Make-Whole Amount”); provided, that no claim may be asserted by any Buyer Indemnified Party for a Loss relating to the value of any Trust Student Loan, Financed Student Loan or Other Student Loan pursuant to the foregoing if such claim is for less than 1.5% of the principal amount of the applicable Trust Student Loan, Financed Student Loan or Other Student Loan unless the claims or series of related claims resulting from, arising out of or related to the same breach, act, activity, action, event or circumstance are for more than $50,000 in the aggregate. In addition, the Buyer Indemnified Parties will also be entitled to pursue any claim for Losses relating to any Third Party Claim.

(b) For purposes of determining fair market value under this Section 2.7, a Buyer Indemnified Party shall, along with any claim for Losses, provide its determination of the fair market value of such Trust Student Loans, Financed Student Loans or Other Student Loans, as applicable, when it submits such claim for Losses, together with such back up information it deems appropriate to justify such fair market value. Within 20 Business Days of CBNA’s receipt of such determination, CBNA shall notify in writing the Buyer Indemnified Party of its acceptance or any objection to such determination of fair market value together with its determination of fair market value (an “Objection Notice”). In the event an Objection Notice is delivered, CBNA and the Buyer Indemnified Party shall negotiate in good faith a resolution to such objection. In the event that CBNA and the Buyer Indemnified Party are unable to resolve such objection within 30 days of the delivery of such Objection Notice, the parties shall appoint a mutually acceptable nationally recognized valuation expert to determine the fair market value of such Trust Student Loans, Financed Student Loans or Other Student Loans, as applicable. The determination of such valuation expert shall be binding on the parties and the fees of such valuation expert shall be shared equally by the Parties. In making any determination of fair market value with respect to any loan pursuant to this Section 2.7, each Party shall (i) assume that the rate of interest then in effect for loans of similar tenor and size as of the date of such determination is equal to the rate of interest that was in effect for loans of similar tenor and size as of June 30, 2010, (ii) disregard the liquidity or illiquidity of student loans as an asset class and the Trust Student Loans, Financed Student Loans and Other Student Loans in particular as a factor in making such determination, and (iii) if such loan continues to be federally guaranteed, apply no discount to such loan attributable to credit quality in making such determination and (iv) instruct any valuation expert appointed by the Parties under this Section 2.7 to also make its determination in accordance with clauses (i), (ii) and (iii) of this sentence.

ARTICLE III

CLAIMS

Section 3.1. Claims.

(a) Upon receipt by an Indemnified Party of notice of any action, suit, inquiry, hearing, charge, demand, proceeding, claim, arbitration, investigation or litigation, whether civil or criminal, at law or in equity or demand made or brought by an unaffiliated third Party or any Securitization Trust (a “Third Party Claim”) with respect to a matter for which such Indemnified Party is entitled to be indemnified under this Agreement which has or is expected to give rise to a claim for Losses, the Indemnified Party shall promptly (but in any event within ten (10) Business Days of receipt of notice of such Third Party Claim by the Indemnified Party) notify the Party responsible for indemnifying the Indemnified Party pursuant to Article II (the “Indemnifying Party”) in writing, indicating the nature of such Third Party Claim; provided, however, that any delay or failure by the Indemnified Party to give notice to the Indemnifying Party shall relieve the Indemnifying Party of its obligations hereunder only to the extent, if at all, that it is prejudiced by reason of such delay or failure. Such written notice shall describe such Third Party Claim in reasonable detail.

(b) The Indemnifying Party shall have forty-five (45) days after receipt of a written notice that complies with the requirements of Section 3.1(a) to elect, at its option, to exercise its right to assume and control the defense of, at its own expense and by counsel of its own choosing, any such Third Party Claim and shall be entitled to assert any and all defenses available to the Indemnified Party to the fullest extent permitted by applicable Law. However, the Indemnifying Party will not be entitled to assume the defense of any Third Party Claim if the Indemnified Party elects in writing to waive any right to indemnification under this Agreement with respect to such Third Party Claim.

(i) If the Indemnifying Party shall undertake to compromise or defend any such Third Party Claim, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate fully with the Indemnifying Party and its counsel in the compromise of, or defense against, any such Third Party Claim. Such cooperation shall include (1) furnishing and, upon request, attempting to procure the attendance of potential witnesses for interview, preparation, submission of witness statements and the giving of evidence at any related hearing; (2) promptly furnishing documentary evidence to the extent reasonably available to it or its Affiliates; and (3) providing access to any other relevant affiliated party, including any representatives of the Parties as reasonably needed; provided, however, that the Indemnifying Party shall not settle, compromise or discharge, or admit any liability with respect to, any such Third Party Claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, delayed or conditioned); provided, further, that if the Indemnified Party withholds consent where the relief consists solely of monetary Losses to be paid by the Indemnifying Party and includes a provision whereby the plaintiff or claimant in the matter releases the Indemnified Party and its Affiliates from all liability with respect thereto, the Indemnifying Party’s liability shall in no event exceed the amount of such proposed settlement, compromise or discharge at the time the consent was requested. Notwithstanding an election to assume the defense of such Third Party Claim, the Indemnified Party shall have the right to employ separate counsel and to participate in the defense of such Third Party Claim, and the Indemnifying Party shall bear the reasonable fees, costs and expenses of such separate counsel if the (A) Indemnified Party shall have determined in good faith that an actual or potential conflict of interest makes representation by the same counsel or the counsel selected by the Indemnifying Party inappropriate or (B) Indemnifying Party shall have authorized in writing the Indemnified Party to employ separate counsel at the Indemnifying Party’s expense. In any event, the Indemnified Party, the Indemnifying Party and their respective counsel shall cooperate in the defense of any such Third Party Claim subject to this Article III and keep such persons informed of all developments relating to any such Third Party Claims, and provide copies of all relevant correspondence and documentation relating thereto. All costs and expenses incurred in connection with the Indemnified Party’s cooperation shall be borne by the Indemnifying Party. In any event, the Indemnified Party shall have the right at its own expense to participate in the defense of such Third Party Claim.

(ii) If the Indemnifying Party, after receiving a written notice that complies with Section 3.1(a) of a Third Party Claim, does not elect to defend such Third Party Claim within forty-five (45) days after receipt of such written notice, the Indemnified Party shall have the right, in addition to any other right or remedy it may have hereunder, at the Indemnifying Party’s expense, to defend such Third Party Claim (upon providing further written notice to the Indemnifying Party), subject to the right of the Indemnifying Party to approve the counsel selected by the Indemnified Party (which approval shall not be unreasonably withheld, delayed or conditioned); provided, however, that the Indemnified Party shall not settle, compromise or discharge, or admit any liability with respect to any such Third Party Claim without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, delayed or conditioned). Notwithstanding the foregoing, if an Indemnified Party otherwise settles, compromises, discharges or admits such liability in respect of a Third Party Claim it is defending pursuant to this Section 3.1(b)(ii) without obtaining the Indemnifying Party’s written consent thereto, then the Indemnifying Party shall be relieved of its indemnification obligations hereunder with respect to such Third Party Claim unless such consent had been sought and was unreasonably withheld, delayed or conditioned.

(c) In the event that any Indemnified Party has a claim against any Indemnifying Party under this Agreement for Losses not involving a Third Party Claim that such Indemnified Party believes gives rise to a claim for indemnification in accordance with the terms hereunder, the Indemnified Party shall promptly deliver notice of such claim to the Indemnifying Party; provided, however, that any delay or failure by the Indemnified Party to give notice to the Indemnifying Party shall relieve the Indemnifying Party of its obligations hereunder only to the extent, if at all, that it is prejudiced by reason of such delay or failure. Such written notice shall describe such claim in reasonable detail.

ARTICLE IV

CERTAIN LIMITATIONS

Section 4.1. Limitations; Payments.

(a) Notwithstanding anything contained in this Agreement to the contrary (except as set forth in Section 2.6):

(i) CBNA shall not be liable for any amounts for which the Buyer Indemnified Parties are otherwise entitled to indemnification pursuant to Section 2.2(a) unless (x) a claim is timely asserted during the survival period specified in Section 2.1(a), and (y) the aggregate amount of all Losses for which the Buyer Indemnified Parties are entitled to indemnification pursuant to Section 2.2(a) exceeds, on a cumulative basis, $10,000,000 (the “Threshold”), and then only to the extent of such excess;

(ii) no Losses may be claimed by a Buyer Indemnified Party under Section 2.2(a), and no Losses shall be included in calculating the aggregate Losses set forth in clause (i)(y) above, other than Losses in excess of $50,000 resulting from any single claim or series of aggregated claims arising out of the same or related facts, events or circumstances; and

(iii) CBNA shall not be required to make indemnification payments pursuant to Section 2.2(a) to the extent indemnification payments thereunder would exceed $180,000,000 (the “Maximum Indemnification Amount”);

provided, that the foregoing restrictions shall not apply to any Losses resulting from (A) fraud or (B) a breach of the representations and warranties of the Company in Sections 7.1(a), (b), (c), (e) and (f) and Sections 7.2(c), (d), (e), (f), (g), (h), (i), (k), (m), (n), (o), (s), (t), (u), (v) and (w) of the Asset Purchase Agreement.

(b) Notwithstanding anything contained in this Agreement to the contrary (except as set forth in Section 2.6):

(i) Buyer Parent shall not be liable for any amounts for which the CBNA Indemnified Parties are otherwise entitled to indemnification pursuant to Section 2.3(b), unless (x) a claim is timely asserted during the survival period specified in Section 2.1(a), and (y) the aggregate amount of all Losses for which the CBNA Indemnified Parties are entitled to indemnification pursuant to Section 2.3(b) exceeds, on a cumulative basis, the Threshold, and then only to the extent of such excess;

(ii) no Losses may be claimed by a CBNA Indemnified Party under Section 2.3(b), and no Losses shall be included in calculating the aggregate Losses set forth in clause (i)(y) above, other than Losses in excess of $50,000 resulting from any single claim or series of aggregated claims arising out of the same or related facts, events or circumstances; and

(iii) Buyer Parent shall not be required to make indemnification payments pursuant to Section 2.3(b) to the extent indemnification payments thereunder would exceed in the aggregate the Maximum Indemnification Amount;

provided, that the foregoing restrictions shall not apply to any damages resulting from (A) fraud or (B) a breach of the representations or warranties of Buyer Parent in Sections 7.1(a), (b), (c), (e) and (f) of the Asset Purchase Agreement.

(c) Notwithstanding the foregoing, no claim for indemnification by a Buyer Indemnified Party under Sections 2.2(b)-2.2(s) or by a CBNA Indemnified Party pursuant to Section 2.3(a) or Sections 2.3(c)-2.3(d) shall be subject to any threshold amount, deductible amount or maximum amount of liability.

Section 4.2. Tax Benefits. Notwithstanding anything contained in this Agreement to the contrary, the amount of any indemnification payment pursuant to this Agreement shall be (a) reduced by the amount of any Tax Benefit (as defined below) actually realized by the Indemnified Party, and (b) increased by the amount of any federal or state income tax paid by the indemnified party as a result of the accrual or receipt of any such indemnity payment. If, after the payment of any such indemnity amount, an Indemnified Party realizes a Tax Benefit (as defined below), such party shall promptly notify the Indemnifying Party of such Tax Benefit, and shall pay promptly the amount of Tax Benefit to the Indemnifying Party. The term “Tax Benefit” shall mean the federal or state income tax savings realized by the Indemnified Party attributable to the loss, claim, damage or indemnity payment, in an amount equal to the sum of (i) the tax savings attributable to the loss, claim or damage, and (ii) the tax savings, if any, realized as a result of the indemnity payment. For purposes of this Section 4.2, the Indemnified Party shall be deemed to recognize all other items of income, gain, loss, deduction or credit before recognizing any item arising from the receipt of any indemnification payment hereunder or the incurrence or payment of any indemnified loss.

Section 4.3. Remedies Exclusive. Except in cases of fraud, or as otherwise specifically provided herein or in the Participation Agreement, the remedies provided in this Agreement shall be the exclusive monetary remedies (including equitable remedies that involve monetary payment, such as restitution or disgorgement, other than specific performance to enforce any payment or performance due hereunder) of the Indemnified Parties from and after the Closing in connection with the Transaction Documents; provided, that nothing in this Section 4.3 will prohibit any party from enforcing rights and remedies as a party under any Transaction Document directly against any other party to such Transaction Document, except that with respect to the Company and the Merger Buyer no party may pursue remedies against the Company or the Merger Buyer except in the limited circumstances set forth below. For as long as this Agreement is in full force and effect, any claims made with respect to the matters covered by this Agreement shall be made exclusively under this Agreement and the Participation Agreement; provided, that nothing in this Section 4.3 will prohibit any party from enforcing rights and remedies as a party under any Transaction Document directly against any other party to such Transaction Document, except that with respect to the Company and the Merger Buyer no party may pursue remedies against the Company or the Merger Buyer except in the limited circumstances set forth below. Notwithstanding anything herein to the contrary, Buyer Parent on its own behalf after Closing and on behalf of its Affiliates hereby agrees that any action, suit, claim or proceeding with respect to Buyer Parent’s rights under or in respect of this Agreement, the Transaction Documents, or the Transactions contemplated thereby shall be brought or made against CBNA in accordance with the foregoing, and no such action, suit, claim or proceeding shall be brought or made by any Buyer Indemnified Party against Merger Buyer, the Company or their respective Affiliates, except (i) to the extent that Buyer Parent or its Affiliates are required to name the Company or its Affiliates as a party to a lawsuit for procedural reasons, (ii) the claim arises under the Asset Purchase Agreement and relates to the performance of a covenant thereunder after the Closing Date or (iii) the claim relates to any other matter that is not released pursuant to the Buyer/Seller Release.

Section 4.4. Mitigation. The Parties hereto acknowledge that nothing in this Agreement is intended to create any contractual duty to mitigate Losses or is intended to limit any party’s obligation to mitigate Losses under applicable Law.

Section 4.5. Characterization of Indemnification Payments. Unless otherwise required by Law, any payment made pursuant to Article II or Article V shall be treated for all Tax purposes as an adjustment to the Certificate Purchase Price or the Conduit Purchase Price, as applicable, as determined by each party consistent with the provisions of Section 5.6 hereof.

ARTICLE V

TAX MATTERS

Section 5.1. Allocation of Taxes and Indemnification.

(a) From and after the Closing Date, CBNA shall be responsible for, and shall indemnify and hold Buyer Parent and its Affiliates harmless against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties (including reasonable external legal, accounting or other professional fees and expenses), (each, a “Tax Loss,” and collectively, the “Tax Losses”) suffered or incurred arising out of, without duplication:

(i) any Taxes of the Funding Note Issuer or any Securitization Trust (including any Taxes payable by the Funding Note Issuer or any Securitization Trust pursuant to any contract or by law or otherwise) for any taxable period ending on or before the Closing Date, and for the portion of any “Straddle Period” (as defined herein) ending on the Closing Date (a “Pre-Closing Tax Period”);

(ii) any Taxes of any member of any affiliated, consolidated, combined or unitary group of which the Funding Note Issuer or any Securitization Trust is or was a member on or prior to the Closing Date by reason of liability under Treasury Regulation section 1.1502-6 or any comparable provision of foreign, state or local law;

(iii) any Taxes (other than Transfer Taxes) resulting from or attributable to any transactions contemplated by this Agreement, the Asset Purchase Agreement, the Transaction Documents or the Related Transaction Documents that occur on or prior to the Closing Date;

(iv) any breach by the Company of the Tax Representations (with such representations, only as they apply to the Company, CBNA and its Affiliates, to be construed for this purpose without any reference to any qualifications based on materiality or knowledge); and

(v) fifty (50) percent of all Transfer Taxes.

Notwithstanding any provision in this Agreement to the contrary, this Section 5.1 shall not be interpreted in a manner that would require CBNA to indemnify Buyer Parent and its Affiliates for any Third Party Claims other than claims for Taxes or Tax Losses.

(b) Except as provided in Section 5.1(a), from and after the Closing Date, Buyer Parent shall be responsible for, and shall hold CBNA and its Affiliates harmless against, any Tax Losses arising out of:

(i) Taxes imposed on the Funding Note Issuer or any Securitization Trust for any taxable period beginning after the Closing Date or portions of the Straddle Period beginning after the Closing Date;

(ii) Taxes that are attributable to any action of Buyer Parent or any of its Affiliates that occurs after the Closing on the Closing Date (other than (X) actions contemplated by this Agreement, the Asset Purchase Agreement, the Transaction Documents or the Related Transaction Documents, and (Y) actions taken in the ordinary course of business of the Funding Note Issuer or the Securitization Trusts, as applicable);

(iii) any breach by Buyer Parent of any provision of this Article V; and

(iv) fifty (50) percent of all Transfer Taxes.

(c) Straddle Periods.

For purposes of Section 5.1(a)(i) and Section 5.1(b)(i), in the case of Taxes, if any, that are payable with respect to a taxable period that begins on or before the Closing Date and ends after the Closing Date (a “Straddle Period”), the portion of any such Tax that is allocable to the portion of the period ending on the Closing Date shall be deemed equal to the amount that would be payable if the taxable year ended with (and included) the Closing Date; provided, however, in the case of Taxes, if any, imposed on a periodic basis with respect to the assets of the Funding Note Issuer or any Securitization Trust or otherwise measured by the level of any item, the portion of any such Tax that is allocable to the portion of the period ending on the Closing Date shall be deemed to be the amount of such Taxes for the entire period (or in the case of any such Taxes determined on an arrears basis, the amount of such Taxes for the immediately preceding period), multiplied by a fraction, the numerator of which is the number of calendar days in the period ending on the Closing Date and the denominator of which is the number of calendar days in the entire period.

(d) Payment by a party obligated to provide indemnification (the “Tax Indemnifying Party”) with respect to any amount due to the party seeking indemnification (the “Tax Indemnified Party”) under this Article V shall be made not later than twenty (20) days following written notice by the Tax Indemnified Party that payment of such amount to the appropriate Tax authority or other applicable third party is due by the Tax Indemnified Party; provided, that the Tax Indemnifying Party shall not be required to make any payment earlier than five (5) Business Days before it is due to the appropriate Tax authority or applicable third party. For the avoidance of doubt, the Tax Indemnifying Party may discharge at any time its indemnification obligations under this Section 5.1 by paying to the Tax Indemnified Party the amount of any applicable Tax Loss calculated on the date of such payment. In the case of a Tax Claim that is contested in accordance with the provisions of Section 5.1(e)(i), payment of such contested Tax will not be considered due earlier than the date a “final determination” to such effect is made by such Tax authority or a court. For this purpose, a “final determination” shall mean a settlement, compromise, or other agreement with the relevant Tax authority, whether contained in an Internal Revenue Service Form 870 or other comparable form, or otherwise, or such procedurally later event, such as a closing agreement with the relevant Tax authority, and agreement contained in Internal Revenue Service Form 870-AD or other comparable form, an agreement that constitutes a “determination” under Section 1313(a)(4) of the Code, the expiration of a deficiency notice with respect to which the period for filing a petition, objection or approval with the Tax Court or the relevant state, provincial, federal, local or foreign tribunal or a decision of any court of competent jurisdiction that is not subject to appeal or as to which the time for appeal has expired. All amounts required to be paid pursuant to this Article V shall be paid promptly in immediately available funds by wire transfer to a bank account designated by the Tax Indemnified Party or by some other method as reasonably agreed upon by both Parties. Any payments required pursuant to this Article V that are not made within the time period specified in this Section 5.1(d) shall bear interest at a rate and in the manner provided in the Code for interest on underpayments of U.S. federal income tax; provided, however, that payments shall not bear interest to the extent the Taxes required to be indemnified hereunder already reflect an interest component.

(e) Procedures Relating to Tax Indemnification.

(i) If a claim for Taxes (including notice of a pending audit) shall be made by any Taxing authority in writing (a “Tax Claim”), which, if successful, might result in an indemnity payment pursuant to this Section 5.1, the Tax Indemnified Party shall notify the Tax Indemnifying Party in writing of the Tax Claim within ten (10) Business Days of the receipt of such Tax Claim. If notice of a Tax Claim is not given to the Tax Indemnifying Party within such period or in detail sufficient to apprise the Tax Indemnifying Party of the nature of the Tax Claim, the Tax Indemnifying Party shall not be liable to the Tax Indemnified Party to the extent that the Tax Indemnifying Party is actually prejudiced as a result thereof.

(ii) Subject to clause (v) below, the Tax Indemnified Party may, at its own expense, participate in and, upon notice to the Tax Indemnifying Party, assume the defense of any non-income Tax Claim for which the Tax Indemnifying Party has sole liability, in the event the Tax Indemnifying Party has not assumed the defense of such claim by providing written notice of its intent to assume the defense of such claim to the Tax Indemnified Party within thirty (30) Business Days of the receipt of the notice required under Section 5.1(e)(i). If the Tax Indemnifying Party does not assume the defense of any such Tax Claim, the Tax Indemnified Party may defend the same in such manner as it may deem appropriate, including, but not limited to, settling; provided, however, that the Tax Indemnified Party shall not settle such Tax Claim without the prior written consent of the Tax Indemnifying Party which shall not be unreasonably withheld, conditioned or delayed.

(iii) Except as provided in clause (v) below or otherwise provided herein, in the event of a Tax Claim that involves issues (A) relating to a potential adjustment for which the Tax Indemnifying Party has liability and (B) that are required to be dealt with in a proceeding that also involves separate issues that could affect the Taxes of the Tax Indemnified Party, to the extent permitted by applicable Law, (x) the Tax Indemnifying Party shall have the right at its expense to control the Tax Claim but only with respect to the former issues and (y) the Tax Indemnified Party shall have the right at its expense to control the Tax Claim but only with respect to the latter issues.

(iv) Except as provided in clause (v) below or as otherwise provided herein, the party that is controlling the Tax Claim pursuant to clauses (ii) and (iii) herein shall provide the other party (the “Non-Controlling Party”) with notice reasonably in advance, and the Non-Controlling Party shall have the right, at its expense, to participate in such Tax Claim to the extent allowed by Law including the right to attend any meetings with a Taxing authority to the extent they relate to such Tax Claim.

(v) Notwithstanding any other provision of this Agreement, the Asset Purchase Agreement, the Transaction Documents or the Related Transaction Documents to the contrary, if a Tax Claim relates to any consolidated, combined, affiliated or unitary Tax Return of the Tax Indemnifying Party, then the Tax Indemnifying Party shall control such Tax Claim; provided, however, that the Tax Indemnifying Party shall notify the Tax Indemnified Party to the extent any such Tax Claim involves any issues that could materially adversely effect the Tax Indemnified Party or its Affiliates, and will inform and consult in good faith with the Tax Indemnified Party regarding how the Tax Indemnifying Party is addressing and contesting such issues and will consider and act in good faith in connection with any settlement of such issues.

(vi) Notwithstanding any other provision of this Agreement, the Asset Purchase Agreement, the Transaction Documents or the Related Transaction Documents to the contrary, if a Tax Claim relates to any consolidated, combined, affiliated or unitary Tax Return of the Tax Indemnified Party, then the Tax Indemnified Party shall control the Tax Claim; provided, however, that

(1) the Tax Indemnified Party shall (w) provide the Tax Indemnifying Party with notice reasonably in advance of any proceeding relating to such Tax Claim and (x) consult in good faith with the Tax Indemnifying Party on the resolution of the Tax Claim and on any written submissions in connection with such Tax Claim, including providing the Tax Indemnifying Party an opportunity to review and provide comments on any written submission,

(2) the Tax Indemnifying Party shall have the right, at its expense, to be present at, and participate in, any proceeding relating to such Tax Claim to the extent allowed by Law; and

(3) the Tax Indemnified Party shall not settle, either administratively or after the commencement of litigation, such Tax Claim without the prior written consent of the Tax Indemnifying Party which shall not be unreasonably withheld, conditioned or delayed.

(vii) On or prior to the Closing Date, prior to the occurrence of the Transactions, any and all Tax allocation or sharing agreements or other agreements or arrangements relating to Tax matters between the Funding Note Issuer or any Securitization Trusts, on the one hand, and CBNA or any of its Affiliates, on the other hand, shall be terminated as to the Funding Note Issuer and the Securitization Trust as of the Closing Date and, from and after the Closing Date, neither the Funding Note Issuer nor any Securitization Trusts shall be obligated to make or have the right to receive any payment pursuant to any such agreement or arrangement for any past or future period.

(f) To the extent that an indemnification obligation of one Tax Indemnifying Party pursuant to this Section 5.1 may overlap with another indemnification obligation of such Tax Indemnifying Party pursuant to this Section 5.1, the Tax Indemnified Party entitled to such indemnification shall be limited to only one of such indemnification payments such that the Tax Indemnified Party does not receive a double recovery.

Section 5.2. Tax Returns and Refunds.

(a) CBNA shall prepare or cause to be prepared and timely file or cause to be filed all required Tax Returns relating to the Funding Note Issuer or any Securitization Trust, if any, for any taxable period which ends on or before the Closing Date, and shall pay (or cause to be paid) any Taxes, if any, due in respect of such Tax Returns.

(b) Buyer Parent shall prepare or cause to be prepared and timely file or cause to be filed all required Tax Returns relating to the Funding Note Issuer or any Securitization Trust, if any, for taxable periods ending after the Closing Date (including Straddle Periods) and shall pay (or cause to be paid) any Taxes, if any, due in respect of such Tax Returns. Straddle Period Tax Returns shall be prepared, and all elections with respect to such Tax Returns shall be made, to the extent permitted by Law, in a manner consistent with past practice. Before filing any such Straddle Period Tax Return, Buyer Parent shall submit to CBNA a draft of such Tax Return for review and approval at least thirty (30) days prior to the last date for timely filing such Tax Return (giving effect to any valid extensions thereof) accompanied by a statement calculating in reasonable detail CBNA’s indemnification obligation, if any, pursuant to Section 5.1(a). CBNA shall pay to Buyer Parent (consistent with the procedures set forth in Section 5.1(e)) the amount of any Taxes relating to the Funding Note Issuer or any Securitization Trust allocable to a Pre-Closing Tax Period.

(c) If for any reason CBNA objects to any item of Buyer Parent’s draft Straddle Period Tax Return or disagrees with Buyer Parent’s calculation of its indemnification obligation, CBNA shall notify Buyer Parent of its disagreement and shall provide a statement setting forth in reasonable detail its objection within fifteen (15) days of receiving a copy of the Tax Return, and the Parties will endeavor within the next ten (10) days to resolve such dispute in good faith. If the Parties cannot reach agreement regarding such dispute, such dispute shall be settled pursuant to the provisions of Section 5.4. No Straddle Period Tax Return shall be filed without CBNA’s written consent, which shall not be unreasonably withheld, delayed or conditioned. If CBNA agrees with Buyer Parent’s calculation of its indemnification obligation, or once any disputes with respect to such indemnification obligation are resolved, CBNA shall pay to Buyer Parent the amount of CBNA’s indemnification at the time specified in Section 5.1(e).

(d) With respect to Taxes for Straddle Periods, to the extent that payments, if any, made by CBNA, its Affiliates prior to the Closing Date to a Taxing authority is greater than CBNA’s allocable portion of such Straddle Period Taxes as determined pursuant to Section 5.1(a), Buyer Parent shall pay to CBNA the amount of such excess within ten (10) Business Days of filing such Straddle Period Tax Return.

Section 5.3. Transfer Taxes. Buyer Parent and CBNA shall each be responsible for and shall pay fifty (50) percent of all Transfer Taxes. Any Tax Returns with respect to Transfer Taxes shall be prepared by the party hereto that customarily has primary responsibility for filing such Tax Returns pursuant to applicable Law; provided, however, that if the Company would be the party that customarily has primary responsibility for filing any such Tax Return, CBNA shall prepare or cause to be prepared such Tax Returns. CBNA and Buyer Parent will provide to one another a true copy of each such Tax Return as filed and evidence of the timely filing thereof. Prior to the filing of such Tax Returns, CBNA and Buyer Parent shall agree upon the portion of the Aggregate Purchase Price to be allocated to the assets that are the subject of such Tax Returns, which allocation shall be binding for purposes of this Section 5.3.

Section 5.4. Resolution of All Tax Related Disputes. Except as otherwise provided in this Article V, with respect to any dispute or a disagreement relating to Taxes between the Parties, the Parties shall cooperate in good faith to resolve such dispute between them, but if the Parties are unable to resolve such dispute, the Parties shall submit the dispute to the “Accountant” (as defined herein) for resolution, which resolution shall be final, conclusive and binding on the Parties. The fees and expenses relating to any dispute as to the amount of Taxes owed by either of the Parties shall be paid by Buyer Parent, on the one hand, and CBNA, on the other hand, in proportion to each party’s respective liability for the portion of the Taxes in dispute, as determined by the Accountant. For this purpose, CBNA and the Buyer Parent shall jointly select a nationally recognized accounting firm that is not the independent auditor for either CBNA or Buyer Parent and is otherwise neutral and impartial; provided, however, that if CBNA and Buyer Parent are unable to select such other accounting firm within twenty (20) Business Days after delivery of written notice of a disagreement, either party may request the American Arbitration Association to appoint, within twenty (20) Business Days from the date of such request, an independent accounting firm meeting the requirements set forth above or a neutral and impartial certified public accountant with significant relevant experience. The accounting firm or accountant so selected or appointed, as applicable, shall be referred to herein as the “Accountant.”

Section 5.5. Cooperation, Exchange of Information and Record Retention.

(a) Buyer Parent and CBNA shall provide each other, and shall cause their respective Affiliates, officers, employees, agents, auditors and representatives reasonably to provide each other (at the requesting party’s expense), with such cooperation and information relating to the Funding Note Issuer and Securitization Trusts (including cooperation relating to any audit request) as any of them reasonably may request of another, including (i) in preparing and filing any Tax Return (including pro forma Tax Returns), amended Tax Return or claim for refund; (ii) in resolving all Tax Contests; and (iii) in connection with all other matters covered in this Article V. Each such party shall make its employees available on a mutually convenient basis to provide explanations of any documents or information provided hereunder.

(b) To the extent that Buyer Parent or its Affiliates receive delivery from CBNA or its Affiliates of any books, records and information relating to Taxes, and to the extent that CBNA or its Affiliates retain after the Closing Date any books, records or information of the Funding Note Issuer or any Securitization Trusts relating to Taxes, Buyer Parent and CBNA and their respective Affiliates shall (i) retain and maintain all such records including all Tax Returns, schedules and work papers, records and other documents in their possession relating to Tax matters of the Funding Note Issuer or any Securitization Trust for taxable periods ending on or prior to the Closing Date and for the Straddle Period for the longer of (x) the ten-year period beginning on the Closing Date or (y) the full period of the applicable statute of limitations, including any extension thereof and (ii) allow the agents and representatives of each other, upon reasonable notice and at mutually convenient times to inspect, review and make copies of such records (at the expense of the party requesting the records) as CBNA and Buyer Parent may deem reasonably necessary or appropriate from time to time. The holder of any records, books, workpapers, reports, correspondence and other similar materials shall provide the other party with written notice thirty (30) days prior to transferring, destroying or discarding the last copy of any such materials and such other party shall have the right, at its expense, to copy or take any such materials. Any information obtained under this Section 5.5(b) shall be kept confidential except as may be otherwise necessary in connection with the filing of Tax Returns or claims for refund or in conducting an audit or other proceeding.

(c) Neither Party nor any of its Affiliates shall be entitled to any information regarding, any access to, any right to review or any right to obtain any consolidated, combined, affiliated or unitary Tax Return which includes CBNA or Buyer Parent.

Section 5.6. Allocation of Purchase Price.

(a) Within ninety (90) days after the Closing Date, Buyer Parent shall provide (or shall cause its Affiliates to provide) to CBNA a proposed allocation of the aggregate Certificate Purchase Price and the Conduit Purchase Price, and the liabilities assumed by Buyer Parent with respect to the Acquired Assets among the Acquired Assets in the manner required under the Code and applicable Treasury Regulations and any comparable provision under applicable state or local Tax Law (the “Proposed Purchase Price Allocation”). In the event

CBNA objects to the Proposed Purchase Price Allocation, CBNA will notify Buyer Parent within twenty (20) days of receipt of the Proposed Purchase Price Allocation of such objection, and the Parties will endeavor within the next fifteen (15) days to resolve such dispute in good faith.

(b) In the event that CBNA and Buyer Parent resolve such dispute and agree on the manner in which such allocations should be made, CBNA and Buyer Parent (and their respective Affiliates) shall, to the extent permissible by or required by Law (i) prepare and file all Tax Returns to be filed with any Taxing authority in a manner consistent with such allocations and (ii) take no position inconsistent with such allocations in any Tax Return, any proceeding before any Taxing authority or otherwise. In the event that any such allocation is disputed by any Taxing authority, the party receiving notice of such dispute shall promptly notify and consult with the other Party concerning resolution of such dispute.

(c) In the event that CBNA and Buyer Parent disagree on the manner in which such allocations should be made and do not resolve such dispute within the time provided under Section 5.6(a), each party shall separately allocate the Aggregate Purchase Price among the Acquired Assets, in the manner required under the Code and applicable Treasury Regulations, and each party shall file its Tax Returns consistent with such separate allocation.

Section 5.7. Survival. Notwithstanding any provision in the Agreement to the contrary, any claim for indemnification pursuant to this Article V shall survive until the expiration (giving effect to any valid extensions, waivers and tolling periods) of the applicable statute of limitations relating to the Taxes or Tax Loss at issue; provided, however, that (A) any claim for indemnification pursuant to Section 5.1(a)(iv) (relating to the Tax Representations) shall survive following the Closing and the Tax Representations shall survive, in each case, for 18 months after the Closing and (B) if written notice of a claim for indemnification (a “Designated Claim”) shall have been provided to CBNA or Buyer Parent, as applicable, within the applicable survival period, then any representations, warranties, covenants or agreements that are the subject of such Designated Claim and the right to bring claims pursuant to this Article V for such Designated Claim that would otherwise terminate as set forth above shall survive as to the Designated Claim until such time as such Designated Claim is fully and finally resolved.

Section 5.8. Exclusivity. Article V shall govern (i) the retention of records with respect to the Funding Note Issuer and the Securitization Trusts with respect to Taxes and (ii) all claims relating to Taxes and Tax Losses; provided, however, that Section 4.2, 4.4 and 4.5 of this Agreement shall apply to indemnification with respect to Taxes and Tax Losses.

ARTICLE VI

WAIVERS OF RIGHTS

Section 6.1. Waivers and Acknowledgements by CBNA.

(a) With respect to its indemnification obligations under Section 2.2, CBNA hereby waives, to the fullest extent permitted by applicable law, for the benefit of the Buyer Indemnified Parties, promptness, diligence, presentment, demand, protest, notice of acceptance, notice of CBNA Indemnified Obligations incurred and all other notices of any kind, other than demand for payment or performance hereunder, and all defenses which may be available by virtue of any valuation, stay, moratorium Law or other similar Law now or hereafter in effect, any right to require the marshalling of assets of any CBNA Covered Party or any other Person primarily or secondarily liable with respect to any CBNA Indemnified Obligation, and all suretyship defenses generally. Without limiting the generality of the foregoing, CBNA agrees that its obligations hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of any Buyer Indemnified Party to assert any claim or demand or to enforce any right or remedy against any CBNA Covered Party or any other Person primarily or secondarily liable with respect to any of the CBNA Indemnified Obligations; (ii) any extensions, compromises, consolidations or renewals of any of the CBNA Indemnified Obligations; (iii) any change in the time, place or manner of payment of any of the CBNA Indemnified Obligations or any rescissions, waivers, compromises, consolidations, amendments or modifications of any of the terms or provisions of the Transaction Documents; (iv) the addition, substitution or release of any Person primarily or secondarily liable for any of the CBNA Indemnified Obligations; or (v) any other act or omission which might in any manner or to any extent vary the risk of CBNA or otherwise operate as a release or discharge of CBNA, all of which may be done without notice to CBNA.

(b) Notwithstanding anything to the contrary contained herein, but without in any way affecting CBNA’s waiver of suretyship defenses generally pursuant to this Section 6.1, CBNA shall be entitled to rely on any defense to the payment or performance of any CBNA Indemnified Obligation that any CBNA Covered Party is entitled to rely on pursuant to the terms of any Transaction Documents, other than any defense that is personal to such CBNA Covered Party such as lack of capacity or authority or discharge in bankruptcy.

(c) Without limiting the generality of the foregoing, CBNA acknowledges that at its request in order to facilitate the consummation of the transactions contemplated by the Merger Agreement, pursuant to Section 11.2 of the Asset Purchase Agreement the Buyer Parent will deliver the Buyer/Seller Release at Closing, releasing the Seller from certain obligations and liabilities that fall within the scope of CBNA’s indemnification obligations under Section 2.2. CBNA agrees that the delivery of the Buyer/Seller Release will not release it from or otherwise modify any of its obligations under this Agreement.

(d) CBNA also acknowledges that its indemnification obligations under Section 2.2 include indemnification of the Buyer Indemnified Parties for certain securities law liabilities, that the indemnification is a negotiated allocation of risk as part of a transfer of CBNA’s interest in the Company and its businesses, and that any public policy limiting indemnification in the context of securities law matters should not apply in this context.

Section 6.2. Waiver and Acknowledgements by Buyer Parent.

(a) With respect to its indemnification obligations under Section 2.3, Buyer Parent hereby waives, to the fullest extent permitted by applicable law, for the benefit of the CBNA Indemnified Parties, promptness, diligence, presentment, demand, protest, notice of acceptance, notice of Buyer Indemnified Obligations incurred and all other notices of any kind, other than demand for payment or performance hereunder, and all defenses which may be available by virtue of any valuation, stay, moratorium Law or other similar Law now or hereafter in effect, any right to require the marshalling of assets of any Buyer Covered Party or any other Person primarily or secondarily liable with respect to any Buyer Indemnified Obligation, and all suretyship defenses generally. Without limiting the generality of the foregoing, Buyer Parent agrees that its obligations hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of CBNA or any CBNA Covered Party to assert any claim or demand or to enforce any right or remedy against any Buyer Covered Party or any other Person primarily or secondarily liable with respect to any of the Buyer Indemnified Obligations; (ii) any extensions, compromises, consolidations or renewals of any of the Buyer Indemnified Obligations; (iii) any change in the time, place or manner of payment of any of the Buyer Indemnified Obligations or any rescissions, waivers, compromises, consolidations, amendments or modifications of any of the terms or provisions of any Transaction Documents; (iv) the addition, substitution or release of any Person primarily or secondarily liable for any of the Buyer Indemnified Obligations; or (v) any other act or omission which might in any manner or to any extent vary the risk of Buyer Parent or otherwise operate as a release or discharge of Buyer Parent, all of which may be done without notice to Buyer Parent.

(b) Notwithstanding anything to the contrary contained herein, but without in any way affecting Buyer Parent’s waiver of suretyship defenses generally pursuant to this Section 6.2, Buyer Parent shall be entitled to rely on any defense to the payment or performance of any Buyer Indemnified Obligation that any Buyer Covered Party is entitled to rely on pursuant to the terms of any Transaction Documents, other than any defense that is personal to such Buyer Covered Party such as lack of capacity or authority or discharge in bankruptcy.

ARTICLE VII

MISCELLANEOUS

Section 7.1. Notices. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission (provided, that any notice received by facsimile transmission or otherwise at the addressee’s location on any Business Day after 5:00 p.m. (addressee’s local time) shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next Business Day), by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 7.1):

if to Buyer Parent:

SLM Corporation

12061 Bluemont Way

Reston, VA 20190-5684

Fax: 703-984-6586

Attention:	Mark L. Heleen, Executive Vice President and General Counsel

with copies to (which shall not constitute notice):

Bingham McCutchen LLP

399 Park Avenue

New York, NY 10022-4689

Fax: 212-752-5378

Attention:	Reed D. Auerbach

and

Bingham McCutchen LLP

One Federal Street

Boston, MA 02110

Fax: 617-951-8736

Attention:	John R. Utzschneider

if to CBNA:

Citigroup Inc.

399 Park Avenue

New York, New York 10022

Fax: 212-559-0615

Attention:	Michael S. Zuckert

with copies to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

Fax: 212-735-2000

Attention:	William S. Rubenstein
Sean C. Doyle

Section 7.2. Interpretation; Certain Definitions. When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of, or an Exhibit to, this Agreement, unless otherwise indicated. The headings for this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any statute defined or referred to herein or in any agreement or instrument that is referred to herein means such statute as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor statutes. Other than in Section 7.4, references to a person are also to its permitted successors and assigns. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

Section 7.3. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner.

Section 7.4. Assignment. Neither this Agreement nor any rights, interests or obligations hereunder shall be assigned by either of the Parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other Party hereto.

Section 7.5. Entire Agreement; No Third-Party Beneficiaries. This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, between the Parties, or any of them, with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each Party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided, that this Agreement will inure to the benefit of the Indemnified Parties.

Section 7.6. Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement shall be governed by, and construed in accordance with the Laws of the State of Delaware, without giving effect to any otherwise applicable choice or conflict of laws provision or rule.

Section 7.7. Consent to Jurisdiction.

(a) Each Party hereby irrevocably submits to the co-exclusive jurisdiction of the Delaware Chancery Court, or if such court shall not have jurisdiction, any federal or other state court of the State of Delaware and any federal or other state court of the State of New York, for the purpose of any action or proceeding arising out of or relating to this Agreement and each Party hereto hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any such court. Each Party agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Notwithstanding the foregoing, each Party shall be entitled to implead (or take similar steps with respect to) any Indemnified Party into any action relating to a Third Party Claim in any other jurisdiction.

(b) Each of Buyer Parent and CBNA irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such Party. Nothing in this Section 7.7 shall affect the right of any Party to serve legal process in any other manner permitted by Law.

Section 7.8. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in two (2) or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 7.9. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY RELEASES, WAIVES AND RELINQUISHES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR CAUSE OF ACTION IN WHICH ANY OF THEM ARE PARTIES, WHICH IN ANY WAY (DIRECTLY OR INDIRECTLY) ARISES OUT OF, RESULTS FROM OR RELATES TO ANY OF THE FOLLOWING, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER BASED ON CONTRACT OR TORT OR ANY OTHER LEGAL BASIS: (I) THIS AGREEMENT; (II) ANY PAST, PRESENT OR FUTURE ACT, OMISSION, CONDUCT OR ACTIVITY WITH RESPECT TO THIS AGREEMENT; (III) ANY TRANSACTION, EVENT OR OCCURRENCE CONTEMPLATED BY THIS AGREEMENT; (IV) THE PERFORMANCE OF ANY OBLIGATION OR THE EXERCISE OF ANY RIGHT UNDER THIS AGREEMENT; AND (V) THE ENFORCEMENT OF THIS AGREEMENT. EACH OF THE PARTIES HERETO HEREBY FURTHER AGREES THAT THIS AGREEMENT CONSTITUTES ITS WRITTEN CONSENT THAT TRIAL BY JURY SHALL BE WAIVED IN ANY SUCH CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR OTHER CAUSE OF ACTION AND AGREES THAT EACH OF THEM SHALL HAVE THE RIGHT AT ANY TIME TO FILE THIS AGREEMENT WITH THE CLERK OR JUDGE OF ANY COURT IN WHICH ANY SUCH CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR OTHER CAUSE OF ACTION MAY BE PENDING AS WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY.

Section 7.10. Amendment; Modification and Waiver. No amendment to this Agreement shall be effective unless it shall be in writing and signed by each Party. Any failure of a Party to comply with any obligation, covenant, agreement or condition contained in this Agreement may be waived by the Party entitled to the benefits thereof only by a written instrument duly executed and delivered by the Party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure of compliance.

Section 7.11. Expenses. Each Party shall each bear its own costs and expenses (including all legal, accounting, audit, due diligence and other out-of-pocket expenses) incurred in connection with the entering into of this Agreement.

Section 7.12. Specific Performance. The Parties hereby expressly acknowledge and agree that immediate, extensive and irreparable damage would result, no adequate remedy at law would exist and damages would be difficult to determine in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached. Therefore, in addition to, and not in limitation of, any other remedy available to any Party, an aggrieved Party under this Agreement would be entitled to specific performance of the terms hereof and immediate injunctive relief, without the necessity of proving the inadequacy of money damages as a remedy. Such remedies, and any and all other remedies provided for in this Agreement, shall, however, be cumulative in nature and not exclusive and shall be in addition to any other remedies whatsoever which any Party may otherwise have. Each of the Parties hereby acknowledges and agrees that it may be difficult to prove damages with reasonable certainty, that it may be difficult to procure suitable substitute performance, and that injunctive relief and/or specific performance will not cause an undue hardship to the Parties. Each of the Parties hereby further acknowledges that the existence of any other remedy contemplated by this Agreement does not diminish the availability of specific performance of the obligations hereunder or any other injunctive relief. Each Party hereby further agrees that in the event of any action by the other Party for specific performance or injunctive relief, it will not assert that a remedy at law or other remedy would be adequate or that specific performance or injunctive relief in respect of such breach or violation should not be available on the grounds that money damages are adequate or any other grounds.

[Remainder of page is intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

Citibank, N.A.

By:	/S/ DOUGLAS PETERSON
	Name:	Douglas Peterson
	Title:	Chief Operating Officer

SLM Corporation

By:	/S/ PAUL MAYER
	Name:	Paul Mayer
	Title:	Senior Vice President

[Indemnification agreement]

Annex A

Assumed Contracts

None

A-1

Annex B

Conduit Documents

1.	Funding Note Purchase Agreement

2.	Student Loan Purchase Agreement

3.	Subordinated Credit Agreement

4.	Servicing Agreement, dated as of May 14, 2009, among the Funding Note Issuer, the Funding Note Issuer ELT, the Conduit Administrator, the Conduit Lender and the Servicer

5.	Supplemental Servicing Agreement, dated as of May 14, 2009, among the Servicer, the SPV Administrator, the Funding Note Issuer and the Funding Note Issuer ELT

6.	Servicing Agreement, dated as of May 14, 2009, among the Funding Note Issuer, CITIBANK (SOUTH DAKOTA), as Subservicer and the Servicer

7.	Supplemental Servicing Agreement, dated as of May 14, 2009, among the Subservicer, the Funding Note Issuer and the Servicer

8.	Eligible Lender Trust Agreement, dated as of May 14, 2009, between the Funding Note Issuer and the Funding Note Issuer ELT

9.	Limited Liability Company Agreement of SLC Conduit I LLC, dated as of May 14, 2009

B-1

FINAL

EXHIBIT 2.1 TO THE

ASSET PURCHASE AGREEMENT

FORM OF

TRUST CERTIFICATES BILL OF SALE

BILL OF SALE, dated as of [                    ], 2010 (this “Bill of Sale”), by The Student Loan Corporation, a Delaware corporation, as the seller (the “Seller”), to Bull Run 1 LLC, a Delaware limited liability company, as the buyer (the “Securitization Buyer”).

Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them or incorporated by reference in that certain Asset Purchase Agreement, dated as of September 17, 2010 (as the same may be amended from time to time, the “Agreement”), by and among (i) Seller, as Seller, Servicer, SPV Administrator and Sponsor; (ii) Citibank, N.A., in its individual capacity and as Depositor Eligible Lender Trustee, Conduit Eligible Lender Trustee, Securitization Eligible Lender Trustee, Omnibus Lender and Indenture Administrator; (iii) Citibank (South Dakota) National Association, as Subservicer, Sub-Subservicer, Custodian and SPV Sub-Administrator; (iv) SLC Student Loan Receivables I, Inc., as Depositor; (v) SLM Corporation, in its individual capacity; (vi) Securitization Buyer, as Securitization Buyer and Conduit Buyer; (vii) SLM Education Credit Finance Corporation, as successor Sponsor; and (viii) Sallie Mae, Inc., as successor Subservicer, successor Sub-Administrator and successor SPV Administrator.

WHEREAS, the Seller owns one hundred percent (100%) of the beneficial interest of each Securitization Trust, evidenced by the trust certificates listed on Annex A hereto (the “Trust Certificates”);

WHEREAS, the Seller and the Securitization Buyer have entered into the Agreement pursuant to which, among other things, the Securitization Buyer has agreed to purchase from the Seller each of the Trust Certificates;

WHEREAS, under the terms of the Agreement, Securitization Buyer has agreed to purchase, acquire and accept from the Seller at the Closing, all of the right, title and interest of Seller in and to the Trust Certificates in accordance with the terms of the Agreement; and

WHEREAS, Seller hereby desires to sell, transfer and assign to Buyer, and Buyer hereby desires to accept from Seller the Trust Certificates at the Closing in accordance with the terms of the Agreement.

NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, in consideration of the representations, warranties and covenants contained in the Agreement, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto desire to enter into this Bill of Sale on the terms set forth herein.

KNOW ALL PERSONS BY THESE PRESENTS, that, effective on the Closing Date, pursuant to Section 2.1 of the Agreement, the Seller does hereby irrevocably sell, convey, assign, transfer and deliver to Securitization Buyer, and Securitization Buyer does hereby purchase, acquire and accept from Seller, all right, title, interest and security interest of Seller in, to and under the Trust Certificates to hold the same unto Buyer, and its successors and assigns, forever. Seller hereby represents and warrants that the assets of each Securitization Trust consist primarily of the Trust Student Loans set forth on Annex B hereto and cash contained in the related accounts.

The respective rights of Seller and Securitization Buyer with respect to the Trust Certificates shall be governed exclusively by the Agreement, and nothing in this Bill of Sale shall alter any liability or obligations arising under the Agreement, which shall (without limiting the generality of the foregoing) govern. If there is any conflict or inconsistency between the provisions of the Agreement and this Bill of Sale, the provisions of the Agreement shall govern.

This Bill of Sale shall be binding upon and shall inure to the benefit of, Seller, Securitization Buyer and their respective successors and permitted assigns, and shall survive the execution and delivery hereof. This Bill of Sale is not intended and shall not be construed to confer upon any Person, other than Seller and Securitization Buyer, any rights or remedies hereunder.

This Bill of Sale, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out or relate to this Bill of Sale or the negotiation, execution or performance of this Bill of Sale (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Bill of Sale or as an inducement to enter into this Bill of Sale) shall be governed by, and construed in accordance with the Laws of the State of Delaware, without giving effect to any otherwise applicable choice or conflict of laws provision or rule.

No waiver, modification or change of any of the provisions of this Bill of Sale shall be valid unless in writing and signed by the party against whom such claimed waiver, modification or change is sought to be enforced.

This Bill of Sale may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

[Remainder of page is intentionally left blank.]

IN WITNESS WHEREOF, Securitization Buyer and Seller have caused this Bill of Sale to be executed by their duly authorized representatives as of the date first above written.

THE STUDENT LOAN CORPORATION, as Seller

By:
Name:
Title:

BULL RUN 1 LLC, as Securitization Buyer
By:
Name:
Title:

[Trust Certificates Bill of Sale]

Annex A

LIST OF TRUST CERTIFICATES

Trust Certificate	Ownership Percentage
SLC Student Loan Trust 2004-1	100%
SLC Student Loan Trust 2005-1	100%
SLC Student Loan Trust 2005-2	100%
SLC Student Loan Trust 2005-3	100%
SLC Student Loan Trust 2006-1	100%
SLC Student Loan Trust 2006-2	100%
SLC Student Loan Trust 2007-1	100%
SLC Student Loan Trust 2007-2	100%
SLC Student Loan Trust 2008-1	100%
SLC Student Loan Trust 2008-2	100%
SLC Student Loan Trust 2009-1	100%
SLC Student Loan Trust 2009-2	100%
SLC Student Loan Trust 2009-3	100%

Annex A to Trust Certificates Bill of Sale

Annex B

SCHEDULE OF TRUST STUDENT LOANS

(Determined as of the Initial Cutoff Date)

The Data Tape prepared as of the Initial Cutoff Date that was delivered electronically by Seller to Buyer is incorporated herein by reference.

Annex B to Trust Certificates Bill of Sale

Exhibit 2.1(a)

Model Purchase Price Calculation

Model Purchase Price Calculations. See attached.

Methodology Used. All schedules used for purposes of calculating the Certificate Purchase Price and the Conduit Purchase Price will be prepared in accordance with U.S. GAAP accounting (exceptions noted in the attached Model Purchase Price Calculation) applied on a basis consistent with the Model Purchase Price Calculation and the manner presented in the March through July financial schedules previously provided by the Company and identified below. The Company will also be required to provide monthly balance sheets, consistent with those provided previously, for each of the trusts as well as the conduit in the period between signing and closing.

Methodology for Calculations: In order to calculate the Certificate Purchase Price or Conduit Purchase Price, take the following steps:

•	determine the Closing Date;

•	determine the Applicable Measuring Date;

•	calculate the Conduit Distribution Amount or Certificate Distribution Amount;

•	calculate the Net Trust Assets Acquired and the Net Conduit Assets Acquired; and

•	calculate the Applicable Float or Applicable Negative Float.

Based on those amounts, calculate the Closing Certificate Purchase Price and Closing Conduit Purchase Price in accordance with the formula set forth in the applicable definition.

List of Financial Schedules:

See attached.

Exhibit 2.1 (a)

FOR ILLUSTRATIVE PURPOSES ONLY

($ in millions)

Exhibit 2.1 (a) Model Purchase Price Calculation –Monthly
Net Assets Acquired at a Premium
	Principal Balance	Accrued Interest Receivable	Restricted Cash¹	Cash Applied But Not Received from SLC	Fees due from DOE and/or Guarantors	Prepaid Expenses	Total Tangible Assets²	Securitization Notes / Funding Note	Euro Translation	Accrued Interest Payable		FV Derivative[3]	Servicing Fees	B-Note Accrued Interest	Borrower Benefit	ED Fees Due to SLC	Total Liabilities	Net Assets Acquired[4]
March	$27,391.9	$603.6	$772.7	$3.7	$0.0	$0.0	$28,772.0	$27,669.4	$(29.4)	$13.6		$30.4	$12.0	$0.1	$2.6	$118.6	$27,817.2	$954.8
April	27,161.4	614.7	924.0	9.2	0.0	0.0	28,709.4	27,584.1	(32.6)	25.6		34.0	11.7	0.2	2.5	126.7	27,752.3	957.2
May	26,970.8	621.8	805.7	19.0	0.0	0.0	28,417.3	27,359.4	(32.6)	21.2		34.0	11.8	0.3	2.5	77.2	27,473.8	943.6
June	26,792.6	594.3	722.4	18.5	0.0	0.0	28,127.9	27,059.2	(48.5)	16.4		48.4	11.5	0.1	2.2	108.8	27,198.2	929.7
July	26,526.9	601.5	854.1	15.8	0.0	0.0	27,998.3	26,964.5	(36.3)	32.4		36.9	11.4	0.2	2.1	45.3	27,056.6	941.6

Monthly Change
April	$(230.5)	$11.2	$151.3	$5.5	$(0.0)	$(0.0)	$(62.5)	$(85.3)	$(3.2)	$12.1		$3.7	$(0.3)	$0.1	$(0.0)	$8.1	$(64.9)	$2.4
May	(190.6)	7.0	(118.3)	9.8	0.0	0.0	(292.1)	(224.7)	0.0	(4.4)		0.0	0.1	0.1	(0.0)	(49.5)	(278.5)	(13.6)
June	(178.1)	(27.5)	(83.3)	(0.5)	0.0	(0.0)	(289.4)	(300.2)	(15.8)	(4.8	)16.0	14.4	(0.3)	(0.2)	(0.3)	31.7	(275.6)	(13.8)
July	(265.7)	7.1	131.7	(2.8)	(0.0)	(0.0)	(129.6)	(94.7)	12.2			(11.6)	(0.1)	0.1	(0.0)	(63.5)	(141.5)	11.9

Model Purchase Price Calculation	March	April	May	June	July
Net Assets Acquired	$954.8	$957.2	$943.6	$929.7	$941.6
(x) Premium (as a multiple of Net Assets Acquired)	119.0%	119.0%	119.0%	119.0%	119.0%

Total Purchase Price	$1,136.2	$1,139.0	$1,122.8	$1,106.4	$1,120.6

Illustrative Closing Adjustments Based On Monthly Data Above (Actual Calculation Will Be Based On the Applicable Quarter and Month End Balances)
Approach A -Close After January 1
Net Assets Acquired as of Quarters End (Illustrative Example Uses June 30, 2010 Balance)	$929.7
(x) Premium (as a multiple of Net Assets Acquired)	119.0%
(-) Principal & Interest on Subordinated Credit Agreement[5]	(301.1)

Purchase Price of Net Assets Acquired at a Premium	$805.3

(-) Conduit & Certificate Distribution Amount to SLC Until Closing Date (Illustrative Example Uses July 31, 2010 Closing Date)	0.0
(+) Applicable Float[6]	0.9

Certificate & Conduit Purchase Price	$806.2

(+) Payoff of Principal & Interest on Subordinated Credit Agreement [5]	301.1

Total Payment to Citi	$1,107.3

Illustrative Closing Adjustments Based On Monthly Data Above (Actual Calculation Will Be Based On the Applicable Quarter and Month End Balances)—(continued)

Approach B -Close On or Prior to December 31
Net Assets Acquired as of the Month Prior to Quarter End (Illustrative Example Uses May 31, 2010 Balance)	$943.6
(x) Premium (as a multiple of Net Assets Acquired)	119.0%
(-) Principal & Interest on the Subordinated Credit Agreement on Conduit[7]	(303.2)

Purchase Price of Net Assets Acquired at a Premium	$819.6

Net Assets Acquired as of Quarters End (Illustrative Example Use June 30, 2010)	$929.7
(x) Premium (as a multiple of Net Assets Acquired)	119.0%
(-) Principal & Interest on the Subordinated Credit Agreement on Conduit[5]	(301.1)

Purchase Price of Net Assets Acquired at a Premium	$805.3

(-) Applicable Negative Float[8]	(0.9)

Certificate & Conduit Purchase Price	$804.4

(+) Payoff of Principal and Interest on Subordinated Credit Agreement[5]	301.1

Total Payment to Citi	$1,105.5

True-Up Adjustment Payment from Citi to SLM	$15.2

[1]	Restricted Cash includes collection account, reserve account and capitalized interest account.
[2]	Excludes deferred origination and premium costs, allowance for loan losses and deferred financing fees.
[3]	Based on FMV calculation from independent banking firm. Either party can request 2 other quotations, and value of the derivatives will be the average of the 3 quotes.
[4]	Calculated as Total Tangible Assets less Total Liabilities as defined in the Exhibit.
[5]

Assumes Principal & Interest Balance on the Subordinated Credit Agreement totals 3% of the Principal Balance of the Conduit as of June 30, 2010. This figure is an estimate and will change based upon the receipt of the actual figures at closing.

[6]

Applicable Float assumes Float Amount Rate of 1% annually and for this illustrative example is based on 30 day period between June 30 Applicable Measuring Date and July 31 closing. Applicable Float is based on Unadjusted Purchase Price, which is calculated as Net Assets Acquired x 119% less the Certificate Distribution Amount or Conduit Distribution Amount as applicable at the time of the most recent quarter end for Approach A and as of the closing date for Approach B.

[7]

Assumes Principal & Interest Balance on the Subordinated Credit Agreement totals 3% of the Principal Balance of the Conduit as of June 30, 2010. The actual information was requested and not received and the estimate will change based upon the receipt of the actual figures.

[8]

Applicable Negative Float assumes Float Amount Rate of 1% and for this illustrative example is based on 32 day period between May 31 Applicable Measuring Date and June 30 closing. Applicable Float is based on Unadjusted Purchase Price, which is calculated as Net Assets Acquired x 119% less the Certificate Distribution Amount or Conduit Distribution Amount as applicable.

FOR ILLUSTRATIVE PURPOSES ONLY

($ in millions)

Exhibit 2.1(b) - Model Purchase Price Calculation as of March 31, 2010
Net Assets Acquired at a Premium
	Principal Balance	Accrued Interest Receivable	Restricted Cash¹	Cash Applied But Not Received from SLC	Fees due from DOE and/or Guarantors	Prepaid Expenses	Total Tangible Assets²	Securitization Notes / Funding Note	Euro Translation	Accrued Interest Payable	FV Derivative³	Servicing Fees	B-Note Accrued Interest	Borrower Benefit	ED Fees Due To SLC	Total Liabilities	Net Assets Acquired
2004-01	$899.9	$6.8	$19.1	$0.1	$0.0	$0.0	$925.9	$918.8	$0.0	$0.5	$0.0	$0.4	$0.0	$0.0	$0.8	$920.4	$5.5
2005-01	1,430.9	10.3	26.7	0.1	0.0	0.0	1,468.0	1,458.2	0.0	0.6	0.0	0.6	0.0	0.0	1.3	1,460.7	7.3
2005-02	745.6	6.3	8.0	0.0	0.0	0.0	759.9	755.4	0.0	0.1	0.0	0.3	0.0	0.0	0.7	756.5	3.4
2005-03	884.3	8.9	11.1	0.1	0.0	0.0	904.4	897.5	0.0	0.2	0.0	0.4	0.0	0.0	0.8	898.8	5.5
2006-01	1,670.9	13.4	17.7	0.1	0.0	0.0	1,702.2	1,693.3	0.0	0.3	0.0	0.7	0.0	0.0	1.5	1,695.8	6.4
2006-02	1,972.2	23.2	21.3	0.1	0.0	0.0	2,016.8	2,004.2	0.0	0.3	0.0	0.8	0.0	0.0	7.7	2,013.0	3.8
2007-01	1,000.8	19.5	41.6	0.1	0.0	0.0	1,061.9	1,047.1	0.0	0.4	0.0	0.4	0.0	0.0	2.5	1,050.4	11.6
2007-02	1,460.6	22.6	40.7	0.1	0.0	0.0	1,524.0	1,508.8	0.0	1.2	0.0	0.6	0.0	0.0	7.9	1,518.5	5.5
2008-01	1,711.0	11.6	36.9	0.2	0.0	(0.0)	1,759.8	1,635.8	(29.4)	1.2	30.4	0.3	0.1	0.0	1.5	1,639.8	119.9
2008-02	1,524.4	14.2	33.1	0.3	0.0	0.0	1,571.9	1,552.9	0.0	0.6	0.0	0.7	0.0	0.0	0.0	1,554.2	17.7
2009-01	515.5	10.9	20.4	0.0	0.0	(0.0)	546.8	489.7	0.0	1.5	0.0	0.2	0.0	0.5	0.0	492.0	54.8
2009-02	1,909.2	27.4	118.6	0.2	0.0	0.0	2,055.5	1,858.5	0.0	4.3	0.0	0.3	0.0	0.0	5.1	1,868.2	187.3
2009-03	1,375.6	24.5	106.6	0.1	0.0	0.0	1,506.9	1,422.4	0.0	0.7	0.0	0.2	0.0	0.0	8.7	1,431.9	75.0
Conduit	10,291.1	403.9	271.0	2.2	0.0	0.0	10,968.2	10,426.9	0.0	1.6	0.0	6.2	0.0	2.0	80.3	10,517.0	451.2

Total	$27,391.9	$603.6	$772.7	$3.7	$0.0	$0.0	$28,772.0	$27,669.4	$(29.4)	$13.6	$30.4	$12.0	$0.1	$2.6	$118.6	$27,817.2	$954.8

Source: Based on the file “Balance Sheets by Trust March 2010.xls” received from Citi on 13-Sep-2010.

[1]	Restricted Cash includes collection account, reserve account and capitalized interest account.
[2]	Excludes deferred origination and premium costs, allowance for loan losses and deferred financing fees.
[3]	Based on FMV calculation from independent banking firm. Either party can request 2 other quotations, and value of the derivatives will be the average of the 3 quotes.
[4]	Calculated as Total Tangible Assets less Total Liabilities as defined in the Exhibit.

FOR ILLUSTRATIVE PURPOSES ONLY

($ in millions)

Exhibit 2.1(c) - Model Purchase Price Calculation as of April 30, 2010
	Net Assets Acquired at a Premium
	Principal Balance	Accrued Interest Receivable	Restricted Cash¹	Cash Applied But Not Received from SLC	Fees due from DOE and/or Guarantors	Prepaid Expenses	Total Tangible Assets²	Securitization Notes / Funding Note	Euro Translation	Accrued Interest Payable	FV Derivative³	Servicing Fees	B-Note Accrued Interest	Borrower Benefit	ED Fees Due To SLC	Total Liabilities	Net Assets Accrued
2004-01	$893.6	$6.4	$27.3	$0.5	$0.0	$0.0	$927.7	$918.8	$0.0	$0.8	$0.0	$0.4	$0.0	$0.0	$0.8	$920.7	$7.0
2005-01	1,421.6	9.8	38.3	0.3	0.0	0.0	1,470.1	1,458.2	0.0	1.1	0.0	0.6	0.0	0.0	1.3	1,461.1	9.0
2005-02	740.3	6.0	14.5	0.2	0.0	0.0	761.1	755.4	0.0	0.4	0.0	0.3	0.0	0.0	0.7	756.7	4.4
2005-03	877.5	8.5	19.9	0.5	0.0	0.0	906.5	897.5	0.0	0.4	0.0	0.4	0.0	0.0	0.8	899.1	7.4
2006-01	1,661.3	13.0	30.0	0.4	0.0	0.0	1,704.7	1,693.3	0.0	0.8	0.0	0.7	0.0	0.0	1.5	1,696.3	8.5
2006-02	1,960.1	23.5	31.2	0.5	0.0	0.0	2,015.3	2,004.2	0.0	1.0	0.0	0.8	0.0	0.0	3.5	2,009.5	5.8
2007-01	993.0	19.6	51.1	0.3	0.0	0.0	1,063.9	1,047.1	0.0	0.7	0.0	0.4	0.0	0.0	1.2	1,049.4	14.5
2007-02	1,452.3	23.1	45.7	0.3	0.0	0.0	1,521.5	1,508.8	0.0	2.0	0.0	0.6	0.1	0.0	3.3	1,514.8	6.7
2008-01	1,697.4	11.0	55.1	0.4	0.0	(0.0)	1,763.8	1,635.8	(32.6)	3.2	34.0	0.3	0.2	0.0	1.5	1,642.4	121.4
2008-02	1,495.7	13.2	64.6	1.1	0.0	0.0	1,574.6	1,552.9	0.0	1.8	0.0	0.7	0.0	0.0	0.0	1,555.3	19.2
2009-01	508.6	10.6	28.1	0.4	0.0	(0.0)	547.8	489.7	0.0	2.6	0.0	0.2	0.0	0.5	0.0	493.0	54.7
2009-02	1,896.1	27.4	133.6	0.6	0.0	0.0	2,057.8	1,858.5	0.0	7.3	0.0	0.3	0.0	0.0	2.7	1,868.7	189.2
2009-03	1,371.6	25.7	106.2	0.2	0.0	0.0	1,503.8	1,422.4	0.0	1.9	0.0	0.2	0.0	0.0	3.4	1,427.9	75.9
Conduit	10,192.1	416.8	278.4	3.5	0.0	0.0	10,890.8	10,341.6	0.0	1.8	0.0	6.0	0.0	2.0	106.0	10,457.4	433.4

Total	$27,161.4	$614.7	$924.0	$9.2	$0.0	$0.0	$28,709.4	$27,584.1	$(32.6)	$25.6	$34.0	$11.7	$0.2	$2.5	$126.7	$27,752.3	$957.2

Source: Based on the file “Balance Sheets by Trust April 2010.xls” received from Citi on 13-Sep-2010.

[1]	Restricted Cash includes collection account, reserve account and capitalized interest account.
[2]	Excludes deferred origination and premium costs, allowance for loan losses and deferred financing fees.
[3]	Based on FMV calculation from independent banking firm. Either party can request 2 other quotations, and value of the derivatives will be the average of the 3 quotes.
[4]	Calculated as Total Tangible Assets less Total Liabilities as defined in the Exhibit.

FOR ILLUSTRATIVE PURPOSES ONLY

($ in millions)

Exhibit 2.1(d) - Model Purchase Price Calculation as of May 31, 2010
Net Assets Acquired at a Premium
	Principal Balance	Accrued Interest Receivable	Restricted Cash¹	Cash Applied But Not Received from SLC	Fees due from DOE and/or Guarantors	Prepaid Expenses	Total Tangible Assets²	Securitization Notes / Funding Note	Euro Translation	Accrued Interest Payable	FV Derivative³	Servicing Fees	B-Note Accrued Interest	Borrower Benefit	ED Fees Due To SLC	Total Liabilities	Net Assets Acquired[4]
2004-01	$888.1	$6.7	$10.0	$0.2	$0.0	$0.0	$905.0	$899.6	$0.0	$0.2	$0.0	$0.4	$0.0	$0.0	$0.8	$901.0	$4.0
2005-01	1,413.8	10.1	14.3	0.5	0.0	0.0	1,438.8	1,431.2	0.0	0.3	0.0	0.6	0.0	0.0	1.2	1,433.3	5.4
2005-02	736.9	6.3	18.7	0.5	0.0	0.0	762.4	755.4	0.0	0.6	0.0	0.3	0.0	0.0	0.6	756.9	5.4
2005-03	872.3	8.8	27.0	0.6	0.0	0.0	908.7	897.5	0.0	0.7	0.0	0.4	0.0	0.0	0.8	899.4	9.3
2006-01	1,652.8	13.5	40.1	0.9	0.0	0.0	1,707.4	1,693.3	0.0	1.3	0.0	0.7	0.0	0.0	1.5	1,696.8	10.6
2006-02	1,951.9	23.6	43.5	0.9	0.0	0.0	2,019.9	2,004.2	0.0	1.6	0.0	0.8	0.0	0.0	5.2	2,011.8	8.1
2007-01	986.8	19.7	31.5	1.1	0.0	0.0	1,039.2	1,028.2	0.0	0.2	0.0	0.4	0.0	0.0	1.7	1,030.5	8.6
2007-02	1,444.8	23.1	25.3	0.6	0.0	0.0	1,493.8	1,482.8	0.0	0.5	0.0	0.6	0.0	0.0	5.3	1,489.2	4.6
2008-01	1,685.4	11.7	70.3	0.6	0.0	(0.0)	1,768.1	1,635.8	(32.6)	5.3	34.0	0.3	0.2	0.0	1.5	1,644.6	123.5
2008-02	1,472.4	13.5	88.6	2.7	0.0	0.0	1,577.2	1,552.9	0.0	3.0	0.0	0.7	0.0	0.0	0.0	1,556.5	20.7
2009-01	503.5	11.0	10.6	0.7	0.0	0.0	525.8	471.3	0.0	0.5	0.0	0.2	0.0	0.5	0.0	472.6	53.2
2009-02	1,886.3	26.8	94.8	1.3	0.0	0.0	2,009.1	1,822.1	0.0	1.6	0.0	0.3	0.0	0.0	3.7	1,827.6	181.5
2009-03	1,368.5	26.6	112.6	0.7	0.0	0.0	1,508.5	1,422.4	0.0	3.1	0.0	0.2	0.0	0.0	5.7	1,431.3	77.1
Conduit	10,107.2	420.4	218.3	7.6	0.0	0.0	10,753.6	10,262.7	0.0	2.2	0.0	6.1	0.0	1.9	49.3	10,322.2	431.4

Total	$26,970.8	$621.8	$805.7	$19.0	$0.0	$0.0	$28,417.3	$27,359.4	$(32.6)	$21.2	$34.0	$11.8	$0.3	$2.5	$77.2	$27,473.8	$943.6

Source: Based on the file “Balance Sheets by Trust May 2010.xls” received from Citi on 13-Sep-2010.

[1]	Restricted Cash includes collection account, reserve account and capitalized interest account.
[2]	Excludes deferred origination and premium costs, allowance for loan losses and deferred financing fees.
[3]	Based on FMV calculation from independent banking firm. Either party can request 2 other quotations, and value of the derivatives will be the average of the 3 quotes.
[4]	Calculated as Total Tangible Assets less Total Liabilities as defined in the Exhibit.

FOR ILLUSTRATIVE PURPOSES ONLY

($ in millions)

Exhibit 2.1(e) - Model Purchase Price Calculation as of June 30, 2010
Net Assets Acquired at a Premium
	Principal Balance	Accrued Interest Receivable	Restricted Cash¹	Cash Applied But Not Received from SLC	Fees due from DOE and/or Guarantors	Prepaid Expenses	Total Tangible Assets²	Securitization Notes / Funding Note	Euro Translation	Accrued Interest Payable	FV Derivative³	Servicing Fees	B-Note Accrued Interest	Borrower Benefit	ED Fees Due To SLC	Total Liabilities	Net Assets Accrued
2004-01	$881.1	$6.7	$18.5	$0.6	$0.0	$0.0	$906.8	$899.6	$0.0	$0.7	$0.0	$0.4	$0.0	$0.0	$0.8	$901.4	$5.4
2005-01	1,405.8	10.1	24.7	0.5	0.0	(0.0)	1,441.0	1,431.2	0.0	1.0	0.0	0.6	0.0	0.0	1.2	1,434.0	7.1
2005-02	732.4	6.2	8.2	0.3	0.0	0.0	747.0	742.5	0.0	0.2	0.0	0.3	0.0	0.0	0.6	743.7	3.3
2005-03	866.8	8.7	10.2	0.5	0.0	0.0	886.2	879.5	0.0	0.2	0.0	0.4	0.0	0.0	0.8	880.9	5.3
2006-01	1,644.5	13.2	16.6	0.4	0.0	(0.0)	1,674.7	1,665.7	0.0	0.5	0.0	0.7	0.0	0.0	1.4	1,668.3	6.5
2006-02	1,944.1	21.9	19.9	0.7	0.0	0.0	1,986.7	1,974.0	0.0	0.6	0.0	0.8	0.0	0.0	6.8	1,982.2	4.5
2007-01	980.5	19.4	42.4	0.4	0.0	0.0	1,042.7	1,028.2	0.0	0.6	0.0	0.4	0.0	0.0	2.1	1,031.4	11.3
2007-02	1,439.8	21.8	35.7	0.5	0.0	0.0	1,497.9	1,482.8	0.0	1.5	0.0	0.6	0.0	0.0	7.2	1,492.2	5.7
2008-01	1,673.6	11.8	30.3	0.4	0.0	0.0	1,716.2	1,594.9	(48.5)	1.3	48.4	0.3	0.1	0.0	1.5	1,597.9	118.2
2008-02	1,449.4	13.7	28.0	0.9	0.0	(0.0)	1,492.0	1,473.1	0.0	0.8	0.0	0.6	0.0	0.0	0.0	1,474.5	17.4
2009-01	499.8	10.2	16.4	0.2	0.0	0.0	526.7	471.3	0.0	1.6	0.0	0.2	0.0	0.5	0.0	473.6	53.1
2009-02	1,873.8	25.6	114.8	0.9	0.0	0.0	2,015.0	1,822.1	0.0	4.8	0.0	0.3	0.0	0.0	4.7	1,831.8	183.3
2009-03	1,365.4	26.6	106.6	0.4	0.0	0.0	1,499.0	1,412.2	0.0	0.8	0.0	0.2	0.0	0.0	7.9	1,421.1	77.9
Conduit	10,035.6	398.5	250.0	12.0	0.0	0.0	10,696.0	10,182.0	0.0	1.8	0.0	5.9	0.0	1.7	73.8	10,265.2	430.8
Total	$26,792.6	$594.3	$722.4	$18.5	$0.0	$0.0	$28,127.9	$27,059.2	$(48.5)	$16.4	$48.4	$11.5	$0.1	$2.2	$108.8	$27,198.2	$929.7

Source: Based on the file “Balance Sheets by Trust June 2010.xls” received from Citi on 13-Sep-2010.

[1]	Restricted Cash includes collection account, reserve account and capitalized interest account.
[2]	Excludes deferred origination and premium costs, allowance for loan losses and deferred financing fees.
[3]	Based on FMV calculation from independent banking firm. Either party can request 2 other quotations, and value of the derivatives will be the average of the 3 quotes.
[4]	Calculated as Total Tangible Assets less Total Liabilities as defined in the Exhibit.

FOR ILLUSTRATIVE PURPOSES ONLY

($ in millions)

Exhibit 2.1(f) - Model Purchase Price Calculation as of July 31, 2010
Net Assets Acquired at a Premium
	Principal Balance	Accrued Interest Receivable	Restricted Cash¹	Cash Applied But Not Received from SLC	Fees due from DOE and/or Guarantors	Prepaid Expenses	Total Tangible Assets²	Securitization Notes / Funding Note	Euro Translation	Accrued Interest Payable	FV Derivative³	Servicing Fees	B-Note Accrued Interest	Borrower Benefit	ED Fees Due To SLC	Total Liabilities	Net Assets Acquired
2004-01	$874.3	$6.4	$27.6	$0.4	$0.0	$0.0	$908.6	$899.6	$0.0	$1.2	$0.0	$0.4	$0.0	$0.0	$0.8	$901.9	$6.7
2005-01	1,397.2	9.5	35.7	0.8	0.0	0.0	1,443.3	1,431.2	0.0	1.7	0.0	0.6	0.0	0.0	1.2	1,434.6	8.6
2005-02	728.6	5.8	13.5	0.4	0.0	0.0	748.3	742.5	0.0	0.6	0.0	0.3	0.0	0.0	0.6	744.1	4.2
2005-03	861.6	8.5	17.7	0.6	0.0	0.0	888.4	879.5	0.0	0.7	0.0	0.4	0.0	0.0	0.8	881.3	7.0
2006-01	1,635.8	12.2	28.6	0.8	0.0	0.0	1,677.4	1,665.7	0.0	1.4	0.0	0.7	0.0	0.0	1.4	1,669.2	8.2
2006-02	1,934.6	21.8	29.3	0.6	0.0	0.0	1,986.3	1,974.0	0.0	1.7	0.0	0.8	0.0	0.0	3.5	1,980.0	6.3
2007-01	975.3	19.5	49.5	0.9	0.0	0.0	1,045.2	1,028.2	0.0	1.1	0.0	0.4	0.0	0.0	1.3	1,031.0	14.2
2007-02	1,431.9	22.0	41.7	0.6	0.0	0.0	1,496.2	1,482.8	0.0	2.6	0.0	0.6	0.1	0.0	3.3	1,489.3	6.9
2008-01	1,662.4	11.3	45.9	0.8	0.0	0.0	1,720.3	1,594.9	(36.3)	3.7	36.9	0.3	0.2	0.0	1.5	1,601.2	119.2
2008-02	1,427.7	12.5	53.0	1.2	0.0	0.0	1,494.5	1,473.1	0.0	2.3	0.0	0.6	0.0	0.0	0.0	1,476.0	18.5
2009-01	493.7	9.7	23.8	0.3	0.0	0.0	527.5	471.3	0.0	2.7	0.0	0.2	0.0	0.5	0.0	474.7	52.8
2009-02	1,862.0	25.2	129.6	1.4	0.0	(0.0)	2,018.2	1,822.1	0.0	8.0	0.0	0.3	0.0	0.0	2.7	1,833.1	185.1
2009-03	1,359.4	27.2	109.9	0.3	0.0	0.0	1,496.8	1,412.2	0.0	2.4	0.0	0.2	0.0	0.0	3.5	1,418.3	78.6
Conduit	9,882.4	409.8	248.4	6.7	0.0	0.0	10,547.3	10,087.3	0.0	2.4	0.0	5.8	0.0	1.7	24.7	10,121.9	425.5
Total	$26,526.9	$601.5	$854.1	$15.8	$0.0	$0.0	$27,998.3	$26,964.5	$(36.3)	$32.4	$36.9	$11.4	$0.2	$2.1	$45.3	$27,056.6	$941.6

Source: Based on the file “Balance Sheets by Trust July 2010.xls” received from Citi on 13-Sep-2010.

[1]	Restricted Cash includes collection account, reserve account and capitalized interest account.
[2]	Excludes deferred origination and premium costs, allowance for loan losses and deferred financing fees.
[3]	Based on FMV calculation from independent banking firm. Either party can request 2 other quotations, and value of the derivatives will be the average of the 3 quotes.
[4]	Calculated as Total Tangible Assets less Total Liabilities as defined in the Exhibit.

EXHIBIT 2.2 TO THE

ASSET PURCHASE AGREEMENT

FORM OF ACCESSION AGREEMENT FOR TRUST CERTIFICATES

[    ], 2010

Wilmington Trust Company

1100 North Market Street

Wilmington, Delaware 19890-0001

Attn: Corporate Trust Administration

Dear Sirs:

We refer to:

(i) the Amended and Restated Trust Agreement, dated as of [    ] (the “2004-1 Trust Agreement”), between SLC Student Loan Receivables 1, Inc. (the “Company”), and Wilmington Trust Company, a Delaware banking corporation (“WTC”), as owner trustee of SLC Student Loan Trust 2004-1, a Delaware statutory trust (the “2004-1 Trust”),

(ii) the Amended and Restated Trust Agreement, dated as of [    ] (the “2005-1 Trust Agreement”), between the Company and WTC, as owner trustee of SLC Student Loan Trust 2005-1, a Delaware statutory trust (the “2005-1 Trust”),

(iii) the Amended and Restated Trust Agreement, dated as of [    ] (the “2005-2 Trust Agreement”), between the Company and WTC, as owner trustee of SLC Student Loan Trust 2005-2, a Delaware statutory trust (the “2005-2 Trust”),

(iv) the Amended and Restated Trust Agreement, dated as of [    ] (the “2005-3 Trust Agreement”), between the Company and WTC, as owner trustee of SLC Student Loan Trust 2005-3, a Delaware statutory trust (the “2005-3 Trust”),

(v) the Amended and Restated Trust Agreement, dated as of [    ] (the “2006-1 Trust Agreement”), between the Company and WTC, as owner trustee of SLC Student Loan Trust 2006-1, a Delaware statutory trust (the “2006-1 Trust”),

(vi) the Amended and Restated Trust Agreement, dated as of [    ] (the “2006-2 Trust Agreement”), between the Company and WTC, as owner trustee of SLC Student Loan Trust 2006-2, a Delaware statutory trust (the “2006-2 Trust”),

(vii) the Amended and Restated Trust Agreement, dated as of [    ] (the “2007-1 Trust Agreement”), between the Company and WTC, as owner trustee of SLC Student Loan Trust 2007-1, a Delaware statutory trust (the “2007-1 Trust”),

(viii) the Amended and Restated Trust Agreement, dated as of [    ] (the “2007-2 Trust Agreement”), between the Company and WTC, as owner trustee of SLC Student Loan Trust 2007-2, a Delaware statutory trust (the “2007-2 Trust”),

(ix) the Amended and Restated Trust Agreement, dated as of [    ] (the “2008-1 Trust Agreement”), between the Company and WTC, as owner trustee of SLC Student Loan Trust 2008-1, a Delaware statutory trust (the “2008-1 Trust”),

(x) the Amended and Restated Trust Agreement, dated as of [    ] (the “2008-2 Trust Agreement”), between the Company and WTC, as owner trustee of SLC Student Loan Trust 2008-2, a Delaware statutory trust (the “2008-2 Trust”),

Exhibit 2.2-1

(xi) the Amended and Restated Trust Agreement, dated as of [    ] (the “2009-1 Trust Agreement”), between the Company and WTC, as owner trustee of SLC Student Loan Trust 2009-1, a Delaware statutory trust (the “2009-1 Trust”),

(xii) the Amended and Restated Trust Agreement, dated as of [    ] (the “2009-2 Trust Agreement”), between the Company and WTC, as owner trustee of SLC Student Loan Trust 2009-2, a Delaware statutory trust (the “2009-2 Trust”), and

(xiii) the Amended and Restated Trust Agreement, dated as of [ ] (the “2009-3 Trust Agreement”), between the Company and WTC, as owner trustee of SLC Student Loan Trust 2009-3, a Delaware statutory trust (the “2009-3 Trust”).

We propose to purchase a 100% beneficial interest in each of the 2004-1 Trust, the 2005-1 Trust, the 2005-2 Trust, the 2005-3 Trust, the 2006-1 Trust, the 2006-2 Trust, the 2007-1 Trust, the 2007-2 Trust, the 2008-1 Trust, the 2008-2 Trust, the 2009-1 Trust, the 2009-2 Trust, the 2009-3 Trust [and the 2010-1 Trust] (each, a “Trust”, and collectively, the “Trusts”), formed pursuant to the 2004-1 Trust Agreement, the 2005-1 Trust Agreement, the 2005-2 Trust Agreement, the 2005-3 Trust Agreement, the 2006-1 Trust Agreement, the 2006-2 Trust Agreement, the 2007-1 Trust Agreement, the 2007-2 Trust Agreement, the 2008-1 Trust Agreement, the 2008-2 Trust Agreement, the 2009-1 Trust Agreement, the 2009-2 Trust Agreement and the 2009-3 Trust Agreement, respectively (each, a “Trust Agreement”, and collectively, the “Trust Agreements”). Capitalized terms used herein without definition have the meanings given them in the respective Trust Agreement.

1.	We hereby confirm that at the date hereof our net worth exceeds $10,000,000 as shown by our most recent audited financial statements and our ownership of the Trust Certificates after the proposed transfer.

2.	We hereby further agree, as provided and to the extent specified in each Trust Agreement, to be jointly and severally liable with any other holders of trust certificates with respect to the applicable Trust for all fees, expenses, taxes, indemnity payments and other liabilities of such Trust in accordance with the terms of its Trust Agreement, including, pursuant to [Sections 8.01 and 8.02] thereof, those incurred by WTC in its capacity as Owner Trustee in the administration of the Trust thereunder, to the extent such fees, expenses, taxes, indemnity payments and other liabilities of the Trust or the Owner Trustee, as the case may be, with respect to the Trust, are not paid out of the Trust Estate; provided, however, that we will be liable only for obligations of the Trust arising on and after the date hereof.

3.	We understand that our Trust Certificates are not being registered under the Securities Act of 1933, as amended (the “1933 Act”), or any state securities or “Blue Sky” law and are being sold to us in a transaction that is exempt from the registration requirements of the 1933 Act and any applicable state Laws.

4.	We have knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Trusts, we are able to bear the economic risk of investment in the Trusts and we are an accredited investor as defined in Regulation D under the 1933 Act.

5.	We are acquiring our Trust Certificates for our own account and not for the benefit of any other person and not with a view to any distribution of our beneficial interests in the Trusts subject, nevertheless, to the understanding that disposition of our property shall at all times be and remain within our control.

6.	We agree that our beneficial interests in the Trusts must be held indefinitely by us unless subsequently registered under the 1933 Act and any applicable state securities or “Blue Sky” law or unless exemptions from the registration requirements of the 1933 Act and applicable state Laws are available.

7.

We agree that in the event that at some future time we wish to dispose of or exchange any of our beneficial interest in a Trust, we will not transfer or exchange any of our beneficial interest in a Trust

Exhibit 2.2-2

unless: (A) (1) if such transfer or exchange is a sale, the sale price is at least $250,000, (2) the transfer or exchange is made to an Eligible Purchaser (as defined below), (3) a letter to substantially the same effect as this letter is executed promptly by such Eligible Purchaser or by an Eligible Dealer (as defined below) on behalf of such Eligible Purchaser, (4) all offers or solicitations in connection with the sale (if a sale), whether made directly or through any agent acting on our behalf, are limited only to Eligible Purchasers and are not made by means of any form of general solicitation or general advertising whatsoever and (5) the Owner Trustee has received an Opinion of Counsel to the effect that such transfer will not cause the Trust to be treated for U.S. federal income tax purposes as an association (or publicly-traded partnership) taxable as a corporation, and will not adversely affect the federal income tax treatment of the Noteholders in any material respect; or (B) our beneficial interest in the Trust is sold in a transaction that does not require registration under the 1933 Act and any applicable State “Blue Sky” law.

“Eligible Purchaser” means an Eligible Dealer or a corporation, partnership or other entity which we have reasonable grounds to believe and do believe can make representations with respect to itself to substantially the same effect as the representations set forth herein.

“Eligible Dealer” means any corporation or other entity having as a principal business acting as a broker or dealer in securities.

8.	We understand that each of our Trust Certificates bears a legend to substantially the following effect:

THE BENEFICIAL INTEREST IN THE TRUST REPRESENTED BY THIS TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR ANY STATE SECURITIES LAW, AND MAY NOT BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF UNLESS IN THE OPINION COUNSEL SATISFACTORY TO THE OWNER TRUSTEE SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE 1933 ACT AND STATE SECURITIES LAWS. THE TRANSFER OF THIS TRUST CERTIFICATE WILL NOT BE EFFECTIVE UNLESS THE TRANSFEREE HAS DELIVERED TO THE OWNER TRUSTEE A LETTER IN THE FORM REQUIRED BY SECTION 3.04 OF THE TRUST AGREEMENT AND THE TRANSFEREE PROVIDES THE OWNER TRUSTEE WITH EVIDENCE SATISFACTORY TO THE OWNER TRUSTEE DEMONSTRATING THE TRANSFEREE’S COMPLIANCE WITH THE NET WORTH REQUIREMENTS OF SECTION 3.04 OF THE TRUST AGREEMENT.

9.	We are not (1) an employee benefit plan, retirement arrangement, individual retirement account or Keogh plan subject to either Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Code, or (2) an entity (including an insurance company general account) whose underlying assets include plan assets by reason of the investment by such plans, arrangements or accounts in any such entity.

10.	We are a U.S. Person as defined in Section 7701(a)(30) of the Code.

11.	We agree to be bound by all the terms and conditions of our Trust Certificates and the Trust Agreements.

Exhibit 2.2-3

Very truly yours,

Name of Purchaser

By:
Name:
Title:

Accepted and Acknowledged

this      day of                     , 2010

Wilmington Trust Company,

as Owner Trustee

By:
Name:
Title:

Exhibit 2.2-4

EXHIBIT 2.5 TO THE

ASSET PURCHASE AGREEMENT

FORM OF PARTIAL RELEASE OF SECURITY INTEREST

PARTIAL RELEASE OF SECURITY INTEREST

This Partial Release of Security Interest, dated and effective as of [    ], 2010 (this “Release”), is delivered by CBNA (the “Releasing Party”) in favor of The Student Loan Corporation (the “Grantor”). The Releasing Party and the Grantor are party to that Amended & Restated Omnibus Credit Agreement, dated as of January 29, 2010 (as amended, amended & restated, supplemented or otherwise modified, the “Omnibus Credit Agreement”), by and among (i) The Student Loan Corporation , a Delaware corporation, as borrower, (ii) CBNA, a national banking association, as lender, (iii) CBNA, a national banking association, not in its individual capacity but solely in its separate capacity as Trustee, and (iv) the Non-Securitization Subsidiaries that become parties thereto from time to time pursuant to Joinder Agreements. Pursuant to the Omnibus Credit Agreement, the Grantor and each Non-Securitization Subsidiary have granted or will grant to the Releasing Party a security interest in certain Borrower Collateral, as such term is defined in the Omnibus Credit Agreement. “Released Collateral” means the Borrower Collateral identified on Schedule 1.

The Releasing Party hereby expressly terminates, relinquishes, releases, discharges and renders ineffective any and all security interests, liens, mortgages and encumbrances (whether created pursuant to the Omnibus Credit Agreement or any other agreement), any and all right, title, benefit, interest or claim whatsoever, present or future, actual or contingent owned or held by the Releasing Party to, against or in respect of the Released Collateral or the proceeds thereof as against the following persons or entities: (i) the Grantor, (ii) any transferee of the Grantor, (iii) any person claiming title to, or an interest in, the Released Collateral through any such person or (iv) any successor or assign of any of the foregoing (each such person or entity, a “Transferee”).

If and to the extent any portion of this Release shall be rendered invalid, illegal or unenforceable in any jurisdiction, the Releasing Party hereby acknowledges that its interest in the Released Collateral is and shall be subordinate and junior to the security interest of each and every Transferee and hereby expressly agrees that any security interest it may have in any Released Collateral is and shall remain subordinate and junior to any security interest granted by any Transferee, regardless of the time of the recording, perfection or filing thereof or with respect thereto.

The Releasing Party acknowledges and agrees that each Transferee and its representatives are expressly entitled to rely on this Release. It is the intent of the Releasing Party that any Transferee acquiring an interest in the Released Collateral shall do so free of any rights owned or held by the Releasing Party to, against or in respect of the Released Collateral.

No financing statement except the financing statements identified on Schedule 2 hereto was, or in the future will be, authorized by the Releasing Party to be filed against the Grantor (the “Financing Statements”) with respect to the Released Collateral. Upon request and at the expense of the Grantor, the Releasing Party agrees to authorize and file amendments to the Financing Statements to delete the Released Collateral and to authorize, execute and deliver such other releases, instruments, documents and agreements as the Grantor may reasonably request from time to time for the purpose of effectuating the intent of this Release.

Exhibit 2.5-1

IN WITNESS WHEREOF, the Releasing Party has caused this Release to be duly executed and delivered as of the date first written above.

Citibank, N.A.

as Releasing Party

By:
Name:
Title:

Exhibit 2.5-2

Schedule 1

Released Collateral

Trust Certificate
SLC Student Loan Trust 2004-1
SLC Student Loan Trust 2005-1
SLC Student Loan Trust 2005-2
SLC Student Loan Trust 2005-3
SLC Student Loan Trust 2006-1
SLC Student Loan Trust 2006-2
SLC Student Loan Trust 2007-1
SLC Student Loan Trust 2007-2
SLC Student Loan Trust 2008-1
SLC Student Loan Trust 2008-2
SLC Student Loan Trust 2009-1
SLC Student Loan Trust 2009-2
SLC Student Loan Trust 2009-3

Schedule 2

Schedule of Financing Statements

UCC- 1 Financing Statement filed with the Secretary of State in the State of Delaware naming The Student Loan Corporation , as debtor, and CBNA, as secured party (File number 20100346712).

Exhibit 2.5-3

EXHIBIT 3.3(a)(i) TO THE

ASSET PURCHASE AGREEMENT

SLC STUDENT LOAN TRUST [SERIES]

SUB-ADMINISTRATION AGREEMENT

Dated as of [    ], 201[    ]

between

SALLIE MAE, INC.,

as Subservicer and Sub-Administrator

And

THE STUDENT LOAN CORPORATION,

as Servicer and Administrator

i

(continued)

ii

SUB-ADMINISTRATION AGREEMENT

This Sub-Administration Agreement, dated as of [                    ], 201[    ] (this “Agreement”), between SALLIE MAE, INC., not in its individual capacity but solely in its capacity as subservicer (in such capacity, the “Subservicer”) and as sub-administrator (in such capacity, the “Sub-Administrator”), and THE STUDENT LOAN CORPORATION, not in its individual capacity but solely in its capacity as servicer (in such capacity, the “Servicer”) and as administrator (in such capacity, the “Administrator”).

RECITALS

WHEREAS, SLC Student Loan Trust [SERIES]1 (the “Issuer”) has issued (i) its Student Loan Asset-Backed Notes (collectively, the “Notes”) pursuant to the Indenture, dated as of [                    ] (the “Indenture”), among the Issuer, U.S. Bank National Association, not in its individual capacity but solely as the indenture trustee (the “Indenture Trustee”), Citibank, N.A., not in its individual capacity but solely as the eligible lender trustee (in such capacity, the “Eligible Lender Trustee”) and as the indenture administrator (in such capacity, the “Indenture Administrator”), and (ii) a Trust Certificate (the “Trust Certificate”) pursuant to the Trust Agreement, dated as of [                    ], between the Depositor and Wilmington Trust Company, not in its individual capacity but solely in its capacity as owner trustee (in such capacity, the “Owner Trustee”), as amended and restated by the Amended and Restated Trust Agreement, dated as of [                    ] (the “Trust Agreement”);

WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes and the Trust Certificate, including the Trust Agreement, the Servicing Agreement, the Sale Agreement, the Eligible Lender Trust Agreement (Issuer) and the Indenture;

WHEREAS, pursuant to certain Basic Documents and the Eligible Lender Trust Agreement (Issuer), the Issuer is required to perform certain duties in connection with (a) the Notes and the Collateral therefore pledged pursuant to the Indenture and (b) the Trust Certificate;

WHEREAS, the Administrator and the Servicer, perform certain of the duties of the Issuer referred to in the preceding clause, and provide such additional services consistent with the terms of the Administration Agreement dated as of [                    ] (the “Administration Agreement”) (attached hereto as Attachment D) among the Issuer, SLC Student Loan Receivables I, Inc., as depositor (the “Depositor”), the Administrator and the Servicer, the other Basic Documents and the Eligible Lender Trust Agreement (Issuer) as the Issuer may from time to time request; and

WHEREAS, the Administrator desires to have the Sub-Administrator perform all such duties of the Issuer referred to in the preceding two clauses, and to provide such additional services consistent with the Administration Agreement, and the Sub-Administrator is willing to obligate itself to undertake to fulfill such duties and services, effective as of the date hereof;

WHEREAS, the Subservicer and the Servicer have entered into a Subservicing Agreement, dated as of the date hereof, pursuant to which the Subservicer has agreed to fulfill certain servicing obligations with respect to the Trust Student Loans and certain of those servicing obligations facilitate the fulfillment by the Administrator and the Sub-Administrator of their respective obligations under this Agreement;

WHEREAS, (i) pursuant to the Administration Agreement, the Administrator, subject to satisfaction of the [Notice Condition] may appoint a sub-administrator at any time and (ii) the [Notice Condition] has been satisfied with respect to the Sub-Administrator;

[1]	Note: the Administration Agreement in place for the 2010-1 Trust was used as the model for this document. Certain provisions may need to be revised to conform to the applicable Administration Agreement for each Securitization Trust.

WHEREAS, the Sub-Administrator and the Subservicer each have the capacity to provide the services required of them hereby and are each willing to perform such services for the Issuer on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Sub-Administrator, the Administrator, the Subservicer and the Servicer hereby agree as follows:

ARTICLE I

Section 1.1. Definitions and Usage. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used herein but not otherwise defined in this Agreement (including Recitals) shall have the meanings ascribed thereto in Appendix A to the Indenture, which also contains rules as to usage that shall be applicable herein.

All references herein to the Sub-Administrator and its performance of any of the obligations of the Issuer under this Agreement and any of the other Basic Documents refer to the Sub-Administrator acting on behalf of the Administrator in accordance with the terms of this Agreement.

Whenever used in this Agreement, the following words and phrases shall have the following meanings unless the context otherwise requires:

“Effective Date” means the date hereof.

“Initial Distribution Date” means the first Distribution Date occurring after the calendar month of the Effective Date.

“Sub-Administrator Default” has the meaning given to such term in Section 6.1.

“Sub-Administration Fee” means the compensation paid to the Sub-Administrator for its services hereunder, which, with respect to each Distribution Date beginning with the Initial Distribution Date, shall equal the Administration Fee received by the Administrator or its designee with respect to such Distribution Date; provided, that with respect to the Initial Distribution Date, the Sub-Administrator will be entitled only to a pro rata portion of the Sub-Administration Fee for the number of days in the preceding calendar month from, and including, the Effective Date to, but excluding, the last day of such month.

ARTICLE II

Section 2.1. Effective Date. This Agreement shall not be effective until the Effective Date, and no party to this Agreement shall have any rights, duties, responsibilities, liabilities or other obligations under this Agreement prior to the Effective Date.

Section 2.2. Engagement of the Sub-Administrator.

(a) The Administrator hereby authorizes and appoints the Sub-Administrator to act as its agent for the limited purpose of performing its duties hereunder. The Administrator agrees to notify the Indenture Administrator, the Owner Trustee and the Indenture Trustee of the appointment of the Sub-Administrator and in the event that any of the foregoing parties or any other party to the Basic Documents requires authorization of the Administrator in respect of any instruction given by the Sub-Administrator, agrees to cooperate with the Sub-Administrator in providing such authorization as may be required from time to time.

The authorization granted by this Agreement includes, but is not limited to, correspondence and communication with any Guarantor or the Department regarding the Student Loans, the assignment of claims to any Guarantor or insurer, communication with borrowers under the Student Loans (the “Borrowers”) and any other communication, correspondence, signature or other act required to administer the Issuer and the Student Loans in accordance with requirements of the Higher Education Act or regulations promulgated by any Guarantor.

(b) If the Administrator is required to take any action or if it is advisable that the Administrator take any action (in each case, as enumerated on Attachment C hereto) in connection with the Administration Agreement or the other Basic Documents, the Administrator shall consult with and shall take such action or refrain from acting, in either case, as instructed in writing by the Sub-Administrator and the Sub-Administrator agrees to indemnify the Administrator and hold the Administrator harmless for actions taken or not taken in accordance with the Sub-Administrator’s written instruction. The Administrator further agrees and covenants that in recognition of the indemnities provided to the Administrator under Section 5.2(i) hereof and absent the occurrence of a Sub-Administrator Default hereunder (not attributable solely to the Administrator) or such action being illegal or resulting in a breach of the Administrator’s duties or obligations under the Basic Documents, the Administrator shall execute and deliver all amendments to, consents and other approvals under the Basic Documents to which it is a party (or pursuant to which such consents or approvals of the Administrator may be required from time to time) at the written instruction and direction of the Sub-Administrator.

Section 2.3. Compensation of the Sub-Administrator.

(a) Commencing on and including the Effective Date, the Sub-Administrator shall be entitled to receive the Sub-Administration Fee as compensation for its services hereunder. The Administrator and the Servicer hereby authorize the Sub-Administrator to direct the Indenture Administrator to remit, after the occurrence of the Effective Date, from the Administration Fee the amount equal to the Sub-Administration Fee directly to the Sub-Administrator, beginning on the Initial Distribution Date in accordance with written payment instructions to be provided to the Indenture Administrator by the Administrator at least five (5) Business Days prior to the Initial Distribution Date.

(b) The Sub-Administrator shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Sub-Administrator and expenses incurred in connection with distributions and reports to the Servicer, the Administrator or any other party related to the Issuer, as required under the Basic Documents.

ARTICLE III

Section 3.1. Duties with Respect to the Indenture. The Sub-Administrator agrees to consult with the Owner Trustee regarding the duties of the Issuer under the Indenture and the Depository Agreement. The Sub-Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer’s duties under the Indenture and the Depository Agreement. The Sub-Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture and the Depository Agreement. In furtherance of the foregoing, the Sub-Administrator shall perform all obligations of the Administrator under the Administration Agreement (except for those specifically enumerated on Attachment C) and, without limiting the foregoing, take the actions with respect to the following matters that it is the duty of the Issuer, the Indenture Trustee or the Indenture Administrator to take pursuant to the Indenture:

(a) preparing or obtaining the documents and instruments required for authentication of the Notes and delivering the same to the Indenture Trustee and the Indenture Administrator (Section 2.2 of the Indenture);

(b) preparing, obtaining or filing the instruments, opinions and certificates and other documents required for the release of Collateral (Section 2.9 of the Indenture);

(c) obtaining and preserving the Issuer’s qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Indenture Trust Estate (Section 3.4 of the Indenture);

(d) preparing all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments necessary to protect the Indenture Trust Estate (Section 3.5 of the Indenture);

(e) delivering, on behalf of the Issuer, the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Indenture Trust Estate, and the annual delivery of the Officers’ Certificate of the Issuer and certain other statements as to compliance, with the Indenture (Sections 3.6 and 3.9 of the Indenture);

(f) in the event of a Servicer Default, the taking of all reasonable steps available to enforce the Issuer’s rights under the Basic Documents in respect of such Servicer Default (Section 3.7(d) of the Indenture);

(g) monitoring the Issuer’s obligations as to the satisfaction and discharge of the Indenture and preparing an Officers’ Certificate of the Issuer and obtaining the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.1 of the Indenture);

(h) selling of the Indenture Trust Estate in a commercially reasonable manner if an Event of Default resulting in a non-rescindable, non-waivable acceleration of the Notes has occurred and is continuing (Section 5.4 of the Indenture);

(i) preparing and, after execution by the Issuer, filing with the Commission, any applicable State agencies and the Indenture Trustee documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable State agencies (Section 7.3 of the Indenture);

(j) preparing Issuer Orders and Officers’ Certificates of the Issuer, obtaining the Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.2 and 8.3 of the Indenture) and in the event the Indenture Administrator is terminated and a successor is appointed, facilitating the transfer of the Trust Accounts to such successor Indenture Administrator in accordance with the terms of the Indenture and the other Basic Documents;

(k) preparing an Issuer Request and Officers’ Certificate of the Issuer and obtaining an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Indenture Trust Estate (Sections 8.4 and 8.5 of the Indenture);

(l) preparing Issuer Orders and obtaining Opinions of Counsel with respect to the execution of supplemental indentures (Sections 9.1, 9.2 and 9.3 of the Indenture);

(m) preparing and obtaining the documents and instruments required for the execution and authentication of new Notes conforming to any supplemental indenture and delivering the same to the Owner Trustee, the Indenture Trustee and the Indenture Administrator (Section 9.6 of the Indenture);

(n) preparing all Officers’ Certificates of the Issuer and obtaining any Independent Certificates and/or Opinions of Counsel with respect to any requests by the Issuer to the Indenture Trustee or the Indenture Administrator to take any action under the Indenture (Section 11.1(a) of the Indenture);

(o) preparing and delivering Officers’ Certificates of the Issuer and obtaining any Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.1(b) of the Indenture);

(p) preparing and delivering to Noteholders, the Indenture Trustee and the Indenture Administrator any agreements with respect to alternate payment and notice provisions (Section 11.6 of the Indenture);

(q) recording the Indenture, if applicable (Section 11.15 of the Indenture);

(r) calculating on each Distribution Date, as applicable, the Principal Distribution Amount and any applicable Specified Reserve Account Balance;

(s) calculating on or before each Distribution Date, as applicable, any amounts to be deposited in, or withdrawn from, each Trust Account; and

(t) instructing the Indenture Administrator to transfer funds on deposit in the Capitalized Interest Account to the Collection Account in accordance with Section 2.9 for inclusion in Available Funds on each applicable Distribution Date.

Section 3.2. Duties with Respect to the Issuer. (a) In addition to the duties of the Sub-Administrator set forth above and in the other Basic Documents, the Sub-Administrator shall perform the duties and obligations of the Issuer under the Basic Documents and the Sub-Administrator shall perform such calculations, including calculating on each LIBOR Determination Date, the applicable rate of interest for the applicable Accrual Period, and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates, opinions and notices as it shall be the duty of the Issuer, the Owner Trustee or the Administrator to prepare, file or deliver pursuant to the Basic Documents and the Eligible Lender Trust Agreement (Issuer), and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Basic Documents and the Eligible Lender Trust Agreement (Issuer). Subject to Section 9.1, and in accordance with the directions of the Owner Trustee, the Sub-Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents and the Eligible Lender Trust Agreement (Issuer)) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Sub-Administrator.

(b) The Sub-Administrator shall perform the duties of the Administrator set forth in Section 6.04 of the Trust Agreement and the Sub-Administrator shall be entitled to hire an Independent accounting firm to perform the duties described therein, the reasonable fees and expenses of which shall be paid by the Depositor or the holder of the Trust Certificate, if not then held by the Depositor.

(c) The Sub-Administrator shall perform any other duties expressly required to be performed by the Administrator under the Trust Agreement and the other Basic Documents.

(d) The Sub-Administrator shall be responsible for preparing and delivering, on behalf of the Issuer, (i) all notices required by any Clearing Agency or stock exchange upon which the Notes are then listed and (ii) any information required to effectuate the listing of the Notes on a stock exchange of international standing and, if applicable, the transfer of the listing of the Notes to an alternative stock exchange of international standing.

(e) The Sub-Administrator may instruct the Eligible Lender Trustee, as holder of the Trust Student Loans on behalf of the Trust, to take any action or make any election regarding payments made on or with respect to the Trust Student Loans (including, without limitation, Special Allowance Payments and Interest Subsidy Payments) that is permitted by the Higher Education Act and any other applicable federal law; provided, however, that any such election shall not adversely affect in any material respect the interests of any Noteholder, as evidenced by either (i) satisfaction of the [Notice Condition] in connection therewith or (ii) delivery of an Opinion of Counsel to the Eligible Lender Trustee.

(f) Subject to Section 3.18, in carrying out the foregoing duties or any of its other obligations under this Agreement, the Sub-Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be, in the Sub-Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

Section 3.3. Establishment of Trust Accounts. (a) On or prior to the original closing date with respect to the transactions contemplated by the Indenture and the other Basic Documents (the “Original Closing Date”), the Administrator established at the Indenture Administrator the following Eligible Deposit Accounts as more fully described in Section 2.3 of the Administration Agreement.

(i) The Collection Account.

(ii) The Reserve Account.

(iii) The Capitalized Interest Account.

(b) Pursuant to the Administration Agreement, funds on deposit in each account specified in Section 2.3(a) above (collectively, the “Trust Accounts”) are invested by the Indenture Administrator (or any custodian or designated agent with respect to any amounts on deposit in such accounts) in Eligible Investments (including Eligible Investments of the Indenture Trustee or the Indenture Administrator) solely pursuant to written instructions by the Administrator. The Administrator hereby appoints the Sub-Administrator as its agent and grants the Sub-Administrator full authority to instruct the Indenture Administrator in how to invest funds on deposit in the Trust Accounts. The parties hereto acknowledge and agree that the Indenture Administrator shall not be liable for the selection of, or any loss arising from such investment in, Eligible Investments. All such Eligible Investments shall be held by the Indenture Administrator (or any custodian on behalf of the Indenture Administrator) for the benefit of the Issuer; provided, that on the Business Day preceding each Distribution Date, all Investment Earnings on deposit therein shall be deposited into the Collection Account and shall be deemed to constitute a portion of Available Funds for such Distribution Date. Other than as described in the following proviso, funds on deposit in the Trust Accounts shall only be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day preceding the following Monthly Servicing Payment Date (to the extent necessary to pay the Primary Servicing Fee payable on such date) or on the following Distribution Date; provided, that funds deposited in a Trust Account on a Business Day which immediately precedes a Monthly Servicing Payment Date or Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

(c) The Depositor and the Issuer pledged to the Indenture Trustee all of their respective right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. Subject to the Sub-Administrator’s power to instruct the Indenture Trustee or the Indenture Administrator, as applicable, pursuant to Section 2.3(b) above and Section 2.3(e) below, the Trust Accounts are and shall continue to be under the sole dominion and control of the Indenture Administrator on behalf of the Indenture Trustee for the benefit of the Noteholders, the holder of the Trust Certificate and the Issuer. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Sub-Administrator (as the Administrator’s agent, acting on behalf of the Indenture Trustee and the Indenture Administrator) agrees, by its acceptance hereto, that it shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Sub-Administrator agrees that, in the event that any of the Trust Accounts are not accounts with the Indenture Administrator, the Sub-Administrator shall notify the Indenture Trustee and the Indenture Administrator in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

(d) [Reserved].

(e) The Sub-Administrator shall have the power, revocable for cause or upon the occurrence and during the continuance of a Sub-Administrator Default by the Indenture Trustee or by the Owner Trustee or the Indenture Administrator with the consent of the Indenture Trustee, to instruct the Indenture Trustee or the Indenture Administrator to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer, the Subservicer, the Administrator, the Sub-Administrator or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee or the Indenture Administrator to carry out its duties under the Indenture.

Section 3.4. Collections. The Servicer or the Subservicer, as applicable, shall remit within two Business Days of receipt thereof by it (including amounts received by it from any subservicer) to the Collection Account (i) all identifiable payments by or on behalf of the Obligors with respect to the Trust Student Loans (other than Purchased Student Loans) as collected during the Collection Period and (ii) any Interest Subsidy Payments and Special Allowance Payments received by it with respect to the Trust Student Loans during the Collection Period.

Section 3.5. Application of Collections. With respect to each Trust Student Loan, all collections (including all Guarantee Payments) with respect thereto for each Collection Period shall be applied to interest and principal on such Trust Student Loan by Servicer or the Subservicer, as applicable, in accordance with its customary practice.

Section 3.6. Additional Deposits. The Servicer or the Subservicer, as applicable, shall deposit or cause to be deposited in the Collection Account the aggregate purchase price with respect to Purchased Student Loans as determined pursuant to Section 3.5 of the Servicing Agreement and Section 4.5 of the Subservicing Agreement, respectively, and all other amounts to be paid by the Servicer under Section 3.5 of the Servicing Agreement and the Subservicer under Section 4.5 of the Subservicing Agreement, respectively, on or before the third Business Day before the related Distribution Date, and the Depositor shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Depositor under Section  6 of the Sale Agreement when such amounts are due.

Section 3.7. Distributions. (a) On or before the third Business Day immediately preceding each Distribution Date, the Sub-Administrator shall calculate all amounts required to be deposited into the Collection Account from the Trust Accounts, as applicable, including the amount of all Investment Earnings to be transferred from the Trust Accounts to the Collection Account, and the amounts to be distributed therefrom on the related Distribution Date. On the fifth Business Day preceding each Monthly Servicing Payment Date that is not a Distribution Date, as applicable, the Sub-Administrator shall calculate all amounts required to be deposited into the Collection Account from the Reserve Account and the Capitalized Interest Account, and the amounts to be distributed therefrom on the related Monthly Servicing Payment Date. In addition to and in furtherance of the foregoing, the Sub-Administrator shall:

(i) calculate all amounts required to be deposited into the Collection Account from the Reserve Account and the Capitalized Interest Account on or before the second Business Day preceding each Distribution Date; and

(ii) calculate, in each case, if and to the extent applicable, the Interest Distribution Amount, the Specified Overcollateralization Amount, the Principal Distribution Amount and the Specified Reserve Account Balance on or before the second Business Day immediately preceding such Distribution Date.

(b) The Sub-Administrator shall instruct the Indenture Administrator in writing no later than the third Business Day preceding each Monthly Servicing Payment Date that is not a Distribution Date (based on the information contained in the Sub-Administrator’s Officers’ Certificate and the related Servicer’s Report and/or Subservicer’s Report delivered pursuant to Section 4.1(a) and (b) below) to distribute, by 1:00 p.m. (New York time) on such Monthly Servicing Payment Date to the Subservicer, from and to the extent of Available Funds on deposit in the Collection Account the Subservicing Fee due with respect to the preceding calendar month, and the Indenture Administrator shall comply with such instructions received by the Sub-Administrator pursuant to this Section 3.7(b).

(c) The Sub-Administrator shall instruct the Indenture Administrator in writing no later than one Business Day preceding each Distribution Date (based on the information contained in the Sub-Administrator’s Certificate and the related Servicer’s Report and/or Subservicer’s Report delivered pursuant to Sections 4.1(a) and 4.1(c) below) to make the deposits and distributions set forth in Section 2.8 of the Administration Agreement to the Persons or to the account specified below by 1:00 p.m. (New York time) on such Distribution Date (provided, that funds are not required to be distributed pursuant to Section 5.4(b) of the Indenture). These deposits and distributions shall be made to the extent of the amount of Available Funds for that Distribution Date in the Collection Account, plus (i) amounts transferred from the Capitalized Interest Account pursuant to Section 3.9 and (ii) amounts transferred from the Reserve Account pursuant to Section 3.10. The amount of Available Funds in the Collection Account for each Distribution Date shall be distributed pursuant to the priority of distributions set forth under Section 2.8 of the Administration Agreement. The Indenture Administrator shall comply with such instructions received from the Sub-Administrator pursuant to this Section 3.7(c); provided, that in the absence of receipt of such instructions from the Sub-Administrator, the Indenture Administrator shall take any necessary actions and make any required calculations as necessary to cause payment to Noteholders of the Interest Distribution Amount for any Distribution Date pursuant to Section 2.8 of the Administration Agreement.

The Sub-Administrator shall instruct the Indenture Administrator in writing no later than one Business Day preceding each Distribution Date to make the payments pursuant to paragraph (a)(2) of the definition of Available Funds.

(d) The Sub-Administrator shall instruct the Indenture Administrator in writing no later than one Business Day after receipt of a written request to reimburse the Servicer and the Subservicer (to the extent of Available Funds) for any net payments made on behalf of the Issuer to the Department in respect of special allowance payment rebates pursuant to Section 3.8 of the Servicing Agreement or Section  4.8 of the Subservicing Agreement, as applicable.

Section 3.8. Priority of Distributions. On each Distribution Date, the Sub-Administrator shall instruct the Indenture Administrator to make the payments, deposits and distributions in the amounts and in the priority set forth in Section 2.8 of the Administration Agreement. The Servicer and the Administrator hereby authorize and if requested shall instruct the Indenture Administrator to distribute amounts otherwise payable to (i) the Administrator in accordance with Section 2.8 of the Administration Agreement directly to the Sub-Administrator in respect of the Sub-Administration Fee and (ii) the Servicer in accordance with Section 2.8 of the Administration Agreement directly to the Subservicer in respect of the Subservicing Fee and the Subservicing Carryover Fee, in each case, in accordance with the Sub-Administrator’s written instructions. Section 2.8 of the Administration Agreement is hereby incorporated herein by reference and shall survive termination of the Administration Agreement.

Section 3.9. Capitalized Interest Account. On the Closing Date, the Issuer deposited, or caused to be deposited, the Capitalized Interest Account Initial Deposit into the Capitalized Interest Account. The Sub-Administrator, acting on behalf of the Administrator, shall provide the instructions to be provided by the Administrator pursuant to Section 2.9 of the Administration Agreement. Section 2.9 of the Administration Agreement is hereby incorporated herein by reference and shall survive termination of the Administration Agreement.

Section 3.10. Reserve Account. On the Closing Date, the Depositor deposited, or caused to be deposited, the Reserve Account Initial Deposit into the Reserve Account. The Sub-Administrator, acting on behalf of the Administrator, shall provide the instructions to be provided by the Administrator pursuant to Section 2.10 of the Administration Agreement. Section 2.10 of the Administration Agreement is hereby incorporated herein by reference and shall survive termination of the Administration Agreement.

If the market value of securities and cash in the Reserve Account and any other Available Funds is on any Distribution Date sufficient to pay the remaining principal amount of and interest accrued on the Notes, and to pay any unpaid Subservicing Fee (as defined in the Subservicing Agreement), Primary Servicing Fees, Sub-Administration Fees and Administration Fees and all other amounts due by the Trust on such Distribution Date, such amount shall be so applied on such Distribution Date and the Sub-Administrator shall instruct the Owner Trustee and the Indenture Administrator to use all amounts in the Reserve Account and all other Available Funds to pay such amounts due or outstanding.

The Servicer and the Administrator hereby authorize and if requested shall instruct the Indenture Administrator to distribute amounts otherwise payable to the Administrator directly to the Sub-Administrator in respect of the Sub-Administration Fee in accordance with the Sub-Administrator’s written instructions.

Section 3.11. [Reserved].

Section 3.12. Investment Earnings; Other Trust Accounts. The Sub-Administrator shall instruct the Indenture Administrator to (1) withdraw all Investment Earnings, if any, on deposit in the Reserve Account and the Capitalized Interest Account on each Distribution Date; (2) deposit such amounts into the Collection Account; and (3) include such amounts as Available Funds for that Distribution Date.

Section 3.13. Statements to Holder of the Trust Certificate and Noteholders. No later than 11:00 a.m. (New York time) on the third Business Day preceding a Distribution Date, the Sub-Administrator shall provide the statement required of the Administrator pursuant to Section 2.13 of the Administration Agreement pursuant to and in accordance with the directions therein. In addition, such statement shall set forth the amount of the Subservicing Fee and any Subservicing Carryover Fee paid to the Subservicer on such Distribution Date and on the two preceding Monthly Servicing Payment Dates, and the amount, if any, of the Subservicing Carryover Fee remaining unpaid after giving effect to any such payments. Section 2.13 of the Administration Agreement is hereby incorporated herein by reference and shall survive termination of the Administration Agreement.

Section 3.14. Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Sub-Administrator are non-ministerial, the Sub-Administrator shall not take any action unless within a reasonable time before the taking of such action, the Sub-Administrator shall have notified the Administrator and the Owner Trustee of the proposed action and the Administrator (without limiting its obligations under Section 2.2(b)) and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include:

(a) the amendment of or any supplement to the Indenture;

(b) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Trust Student Loans);

(c) the amendment, change or modification of the Basic Documents;

(d) the appointment of successor Note Registrars, successor Paying Agents, successor Indenture Trustees and successor Indenture Administrators pursuant to the Indenture or the appointment of Successor Administrators or Successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agents or Indenture Trustee of its obligations under the Indenture; and

(e) the removal of the Indenture Trustee.

Section 3.15. Exceptions. Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein, in the other Basic Documents or in the Eligible Lender Trust Agreement (Issuer), the Sub-Administrator shall not be obligated to, and shall not, (a) make any payments to the Noteholders under the

Basic Documents, (b) sell the Indenture Trust Estate pursuant to Section 5.04 of the Indenture, (c) take any other action that the Issuer directs the Sub-Administrator not to take on its behalf, (d) in connection with its duties hereunder assume any indemnification obligation of any other Person or (e) service the Trust Student Loans.

Section  3.16. [Reserved].

Section 3.17. Subservicer and Sub-Administrator Expenses; Administrator Expenses. Each of the Subservicer and the Sub-Administrator shall be severally required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Subservicer or the Sub-Administrator, as the case may be, and expenses incurred in connection with distributions and reports to the Indenture Administrator or to the holder of the Trust Certificate and the Noteholders, as the case may be.

Section 3.18. Appointment of Sub-Sub-Administrator. The Sub-Administrator may at any time appoint one or more other sub-sub-administrators from time to time to perform all or any portion of its obligations as Sub-Administrator hereunder; provided, however, that any applicable [Notice Condition] shall have been satisfied in connection therewith; provided, further, that the Sub-Administrator shall remain obligated and be liable to the Issuer, the Administrator, the Owner Trustee, the Indenture Administrator, the Indenture Trustee and the Noteholders for administering the Issuer in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such sub-administrator and to the same extent and under the same terms and conditions as if the Administrator alone were administering the Issuer. The fees and expenses of the sub-sub-administrator shall be as agreed between the Sub-Administrator and its sub-sub-administrator from time to time and none of the Issuer, the Administrator, the Owner Trustee, the Indenture Administrator, the Indenture Trustee or the Noteholders shall have any responsibility therefor. With respect to satisfying the Notice Condition referred to above, the term “sub-sub-administrator” shall be deemed not to include systems providers, systems developers or systems maintenance contractors, collection agencies, credit bureaus, lock box providers, mail service providers and other similar types of service providers.

Section 3.19. Reimbursement of Administrator. The Sub-Administrator shall pay all expenses incurred by the Administrator in connection with its activities hereunder, including fees and disbursements of independent accountants, reasonable fees and expenses of legal counsel, taxes imposed on the Administrator and expenses incurred by the Administrator in connection with the performance of its of its duties hereunder and under the Administration Agreement.

ARTICLE IV

Section 4.1. Sub-Administrator’s Certificate; Subservicer’s Report. (a) On or before the tenth day of each month (or, if any such day is not a Business Day, on the next succeeding Business Day), the Subservicer shall deliver to the Sub-Administrator and the Administrator a Subservicer’s Report with respect to the preceding month containing all information necessary for the Sub-Administrator to receive in connection with the preparation of the Sub-Administrator’s Officers’ Certificate covering such calendar month referred to in Section 4.1(b) below. On or before the tenth day (or, if any such day is not a Business Day, on the next succeeding Business Day), preceding each Distribution Date the Subservicer shall deliver to the Sub-Administrator and the Administrator a Subservicer’s Report with respect to the preceding Collection Period containing all information necessary for the Sub-Administrator to receive in connection with the preparation of the Sub-Administrator’s Certificate covering such Collection Period referred to in Section 4.1(c) below.

(b) On the third Business Day prior to each Monthly Servicing Payment Date that is not a Distribution Date, the Sub-Administrator shall deliver to the Owner Trustee and the Indenture Administrator, a Sub-Administrator’s Officers’ Certificate containing all information necessary to pay the Subservicer the Subservicing Fee due on such Monthly Servicing Payment Date pursuant to Section 3.7(b) above.

(c) On the third Business Day prior to a Distribution Date, the Sub-Administrator shall deliver to the Owner Trustee and the Indenture Administrator, with a copy to the Rating Agencies, a Sub-Administrator’s Certificate containing all information necessary to make the distributions pursuant to Sections 3.7 and 3.8 above, if applicable, for the Collection Period preceding the date of such Sub-Administrator’s Certificate.

(d) Prior to each Determination Date, the Sub-Administrator shall determine the Note Rate that will be applicable to the Distribution Date following such Determination Date, in compliance with its obligation to prepare and deliver a Sub-Administrator’s Certificate on such Determination Date pursuant to this Section 4.1. In connection therewith, the Sub-Administrator shall calculate Two-Month LIBOR and Three-Month LIBOR for the first Accrual Period and for each subsequent Accrual Period shall calculate, on each LIBOR Determination Date during such Accrual Period, Three-Month LIBOR.

(e) The Sub-Administrator shall furnish to the Issuer from time to time such information regarding the Collateral as the Issuer shall reasonably request.

(f) At the request of the Rating Agencies, the Indenture Administrator shall send a copy of any Officer’s Certificate and any report referred to in this Section 4.1 to the Rating Agencies.

(g) On or before the sixtieth day following a Distribution Date, and provided that reasonable request therefor has been made on or before such Distribution Date, the Sub-Administrator shall provide to any Rating Agency information with respect to a pool of loans representative of the Trust Student Loans as of the last day of the related Collection Period.

Section 4.2. Annual Statement as to Compliance; Notice of Default; Financial Statements. (a) Each of the Subservicer and the Sub-Administrator shall deliver to the Owner Trustee, the Servicer, the Administrator, the Indenture Trustee and the Indenture Administrator, by March 20th of each calendar year commencing in the calendar year of the Effective Date, if prior to March 20th, or the following year, if after March 20th (or if not a Business Day, the immediately preceding Business Day), an Officer’s Certificate of the Subservicer or the Sub-Administrator, as the case may be, dated as of December 31st of the preceding year, stating that (i) a review of the activities of the Subservicer or the Sub-Administrator, as the case may be, during the preceding 12-month period (or, in the case of the first such certificate, during the period from the Effective Date to December 31, [    ]) and of its performance under this Agreement has been made under such officers’ supervision and (ii) to the best of such officers’ knowledge, based on such review, the Subservicer or the Sub-Administrator, as the case may be, has fulfilled its obligations in all material respects under this Agreement and, with respect to the Subservicer, the Subservicing Agreement throughout such year or, if there has been a material default in the fulfillment of any such obligation, specifying each such material default known to such officers and the nature and status thereof. A copy of each such Officers’ Certificate and each report referred to in Section 4.1 may be obtained by the holder of the Trust Certificate, any Noteholder or any Note Owner by a request in writing to the Owner Trustee addressed to its Corporate Trust Office, together with evidence satisfactory to the Owner Trustee that such Person is one of the foregoing parties. Upon the telephone request of the Owner Trustee, the Indenture Administrator shall promptly furnish the Owner Trustee a list of Noteholders as of the date specified by the Owner Trustee.

(a) The Subservicer shall deliver to the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee, the Indenture Administrator and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers’ Certificate of the Subservicer of any event which with the giving of notice or lapse of time, or both, would become a Subservicer Default under Section 6.01 of the Subservicing Agreement or a Servicer Default under Section 5.01 of the Servicing Agreement.

(b) The Sub-Administrator shall deliver to the Administrator, the Owner Trustee, the Indenture Trustee, the Indenture Administrator and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers’ Certificate of the Sub-Administrator of any event which with the giving of notice or lapse of time, or both, would become a Sub-Administrator Default under Section 6.1 below.

(c) At any time that the Sub-Administrator is not an Affiliate of the Depositor, the Sub-Administrator shall provide to the Administrator, the Owner Trustee, the Indenture Trustee, the Indenture Administrator and the Rating Agencies (i) as soon as possible and in no event more than 120 days after the end of each fiscal year of the Sub-Administrator, audited financials on a consolidated basis as at the end of and for such year and (ii) as soon as possible and in no event more than 30 days after the end of each quarterly accounting period of the Sub-Administrator unaudited financials as at the end of and for such period.

Section 4.3. Annual Independent Certified Public Accountants’ Report. Each of the Subservicer and the Sub-Administrator shall cause a registered public accounting firm (as the term is used in Item 1122 of Regulation AB), which may also render other services to the Subservicer or the Sub-Administrator, as the case may be, to deliver to the Owner Trustee, the Administrator and the Rating Agencies on or before March 20th of each calendar year commencing in the calendar year of the Effective Date, if prior to March 20th, or the following year, if after March 20th, a report addressed to the Subservicer or the Sub-Administrator, as the case may be, and to the Owner Trustee, to the effect that such firm has examined certain documents and records relating to the servicing or the administration, as the case may be, of the Trust Student Loans and of the Trust during the preceding calendar year (or, in the case of the first such report, during the period from the Effective Date to December 31, [    ]) in evaluating the Subservicer’s and Sub-Administrator’s compliance with the Subservicing Agreement and this Agreement, respectively, and that, on the basis of the auditing and accounting procedures considered appropriate under the circumstances and in accordance with standards established by the American Institute of Certified Public Accountants, such firm is of the opinion that the servicing and administration, as applicable, of the Trust Student Loans and the Issuer was conducted, in all material respects, in compliance with the terms of the Servicing Agreement and this Agreement, respectively, except for such exceptions as shall be set forth in such report. Such report will also indicate that the firm is independent of the Subservicer or the Sub-Administrator, as the case may be, within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants. The Sub-Administrator shall promptly deliver a copy of any such report delivered by a registered public accounting firm to the Depositor, the Indenture Administrator and the Indenture Trustee.

ARTICLE V

Section 5.1. Representations of Sub-Administrator. Sallie Mae, Inc., as Sub-Administrator, makes the following representations on which the Administrator is deemed to have relied in appointing Sallie Mae, Inc. as Sub-Administrator pursuant to this Agreement. The representations speak as of the execution and delivery of this Agreement and as of the Effective Date.

(a) Organization and Good Standing. The Sub-Administrator is duly incorporated and validly existing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b) Power and Authority. The Sub-Administrator has the corporate power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery and performance of this Agreement have been duly authorized by the Sub-Administrator by all necessary corporate action.

(c) Binding Obligation. This Agreement has been duly authorized, executed and delivered by the Sub-Administrator and, assuming that it is duly executed and delivered by the parties hereto, constitutes a valid and binding agreement of the Sub-Administrator, enforceable against the Sub-Administrator in accordance with its terms; except that the enforceability hereof may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and (c) with respect to rights to indemnity hereunder, limitations of public policy under applicable securities laws.

(d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or by-laws of the Sub-Administrator, or any indenture, agreement or other instrument to which the Sub-Administrator is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the knowledge of the Sub-Administrator, any order, rule or regulation applicable to the Sub-Administrator of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Sub-Administrator or its properties.

(e) No Proceedings. There are no legal or governmental proceedings or investigations pending against the Sub-Administrator or, to its best knowledge, threatened or contemplated against the Sub-Administrator or to which the Sub-Administrator or any of its subsidiaries is party or of which any property of the Sub-Administrator or any of its subsidiaries is the subject, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Sub-Administrator or its properties or by any other party: (i) asserting the invalidity of this Agreement or any of the other Basic Documents, the Notes or the Trust Certificate, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Sub-Administrator of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents, the Trust, the Notes or the Trust Certificate or (iv) seeking to affect adversely the federal or state income tax attributes of the Issuer, the Notes or the Trust Certificate.

(f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Sub-Administrator in connection with the execution and delivery by the Sub-Administrator of this Agreement and the performance by the Sub-Administrator of the transactions contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect.

Section 5.2. Liability of Sub-Administrator; Indemnities. (a) The Sub-Administrator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Sub-Administrator under this Agreement.

(b) The Sub-Administrator shall indemnify, defend and hold harmless the Issuer, the holder of the Trust Certificate, the Eligible Lender Trustee, the Indenture Trustee, the Indenture Administrator, the Owner Trustee (in its individual capacity and as trustee) and the Noteholders and any of the officers, directors, employees and agents of the Issuer from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Sub-Administrator in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties hereunder or thereunder.

(c) The Sub-Administrator shall indemnify the Indenture Trustee and the Indenture Administrator in their individual capacities and any of their officers, directors, employees and agents against any and all loss, liability, claim or expense (including, without limitation, costs and expenses of litigation and of investigation counsel fees, damages, judgments and amounts paid in settlement) incurred by them in connection with the performance of their duties under the Indenture and the other Basic Documents. The Indenture Trustee and the Indenture Administrator shall notify the Issuer and the Sub-Administrator promptly of any claim for which they may seek indemnity. Failure by the Indenture Trustee or the Indenture Administrator to so notify the Issuer and the Sub-Administrator shall not relieve the Issuer or the Sub-Administrator of its obligations hereunder and under the other Basic Documents. Neither the Issuer nor the Sub-Administrator need to reimburse any expense or indemnify against any loss, liability, claim or expense incurred by the Indenture Trustee or the Indenture Administrator through its own willful misconduct, negligence or bad faith.

(d) The Sub-Administrator shall indemnify the Owner Trustee, the Indenture Trustee, the Indenture Administrator and the Eligible Lender Trustee in their individual capacities and any of their officers, directors, employees and agents against any and all loss, liability, claims, actions, suits, damages, costs, penalties, taxes (excluding taxes payable by it on any compensation received by it for its services as trustee) of any kind and nature whatsoever or expense (including attorneys’ fees) incurred by them in connection with the performance of their duties under the Trust Agreement and the Eligible Lender Trust Agreements and the other Basic Documents. The obligations of the Sub-Administrator under this clause (d) shall survive the termination of the Trust Agreement and the resignation or removal of the Owner Trustee, the Indenture Trustee and the Indenture Administrator.

(e) Without limiting the generality of the foregoing, the Sub-Administrator shall indemnify the Owner Trustee in its individual capacity and any of its officers, directors, employees and agents against any and all liability relating to or resulting from any of the following to the extent such claim arises after the Effective Date:

(i) any claim that the Trust Student Loans (or any guarantee with respect thereto) are delinquent, uncollectable, uninsured, illegal, invalid or unenforceable;

(ii) any claim that the Trust Student Loans have not been administered, serviced or collected in accordance with applicable federal and state laws or the requirements of any Guarantor;

(iii) any claim that any original note or other document evidencing or relating to the Trust Student Loans has been lost, misplaced or destroyed;

(iv) any claim for failure to comply with the provisions of 34 CFR Sec. 682.203(b); and

(v) any and all liabilities, obligations, losses, damages, taxes (other than taxes incurred as the result of the payment of fees and expenses pursuant to Section 8.01 of the Trust Agreement), claims, actions, suits, costs, expenses and disbursements (including legal fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by or asserted at any time against the Owner Trustee (individually or otherwise) (whether or not indemnified against by other parties) in any way relating to or arising out of the Trust Agreement, the Eligible Lender Trust Agreement (Issuer), any Basic Document, the administration of the Trust Estate or the action or inaction of the Owner Trustee thereunder.

(f) The Owner Trustee shall notify the Sub-Administrator promptly of any claim for which it may seek indemnity. Failure by the Owner Trustee to so notify the Sub-Administrator shall not relieve the Sub-Administrator of its obligations hereunder and under the other Basic Documents. The Sub-Administrator shall defend the claim and the Sub-Administrator shall not be liable for the legal fees and expenses of the Owner Trustee after it has assumed such defense; provided, however, that in the event that there may be a conflict between the positions of the Owner Trustee and the Sub-Administrator in conducting the defense of such claim, the Owner Trustee shall be entitled to separate counsel the fees and expenses of which shall be paid by the Sub-Administrator on behalf of the Issuer. Neither the Issuer nor the Sub-Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Owner Trustee through the Owner Trustee’s own willful misconduct, gross negligence or bad faith.

(g) The Depositor shall pay reasonable compensation to the Indenture Trustee, the Indenture Administrator, the Eligible Lender Trustee and the Owner Trustee and shall reimburse the Indenture Trustee, the Indenture Administrator, the Eligible Lender Trustee and the Owner Trustee for all reasonable expenses, disbursements and advances.

(h) For purposes of this Section 5.2, in the event of the termination of the rights and obligations of the Sub-Administrator (or any successor thereto pursuant to Section 5.3 below) as Sub-Administrator pursuant to Section 6.1 below, or a resignation by such Sub-Administrator pursuant to this Agreement, such Sub-Administrator shall be deemed to be the Sub-Administrator pending appointment of a successor Sub-Administrator pursuant to Section 6.2 below.

(i) Sallie Mae, Inc. will assume, pay, perform and otherwise discharge substantially all of the duties, obligations and liabilities of The Student Loan Corporation, as Administrator under the Administration Agreement, including all indemnities provided by The Student Loan Corporation, as Administrator thereunder, and will additionally indemnify The Student Loan Corporation, as Administrator and its permitted successors and assigns for all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon The Student Loan Corporation, as Administrator through, the negligence, willful misfeasance or bad faith of Sallie Mae, Inc. in the performance of its duties under this Agreement or by reason of a breach of its representations, warranties, obligations or duties hereunder. Sallie Mae, Inc. will also indemnify The Student Loan Corporation, as Administrator and its successor and assigns in their individual capacities and any of their officers, directors, employees and agents against any and all loss, liability, claim or expense (including costs and expenses of litigation and of investigation counsel fees, damages, judgments and amounts paid in settlement) incurred by them in connection with the performance of their duties under the Administration Agreement or in accepting instructions from the Sub-Administrator in the execution and delivery of any requested documentation.

(j) Indemnification under this Section 5.2 shall survive the resignation or removal of the Administrator, the Sub-Administrator, the Owner Trustee, the Indenture Trustee, the Eligible Lender Trustee or the Indenture Administrator or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Sub-Administrator shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Sub-Administrator, without interest.

Section 5.3. Merger or Consolidation of, or Assumption of the Obligations of, Sub-Administrator. Any Person (a) into which the Sub-Administrator may be merged or consolidated, (b) which may result from any merger or consolidation to which the Sub-Administrator shall be a party or (c) which may succeed to the properties and assets of the Sub-Administrator substantially as a whole, shall be the successor to the Sub-Administrator without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Sub-Administrator hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Sub-Administrator, if other than Sallie Mae, Inc., executes an agreement that states expressly that such Person assumes to perform every obligation of the Sub-Administrator under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5.1 shall have been breached and no Sub-Administrator Default, and no event that, after notice or lapse of time, or both, would become a Sub-Administrator Default shall have occurred and be continuing, (iii) the surviving Sub-Administrator, if other than Sallie Mae, Inc., shall have delivered to the Administrator, the Owner Trustee, the Indenture Trustee and the Indenture Administrator an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 5.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the [Notice Condition] shall have been satisfied with respect to such transaction, (iv) unless Sallie Mae, Inc. is the surviving entity, such transaction will not result in a material adverse federal or state tax consequence to the Issuer, the Noteholders or the holder of the Trust Certificate and (v) unless Sallie Mae, Inc. is the surviving entity, the Sub-Administrator shall have delivered to the Administrator, the Owner Trustee, the Indenture Trustee

and the Indenture Administrator an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee, the Indenture Trustee and Indenture Administrator, respectively, in the Trust Student Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Anything in this Section 5.3 to the contrary notwithstanding, the Sub-Administrator may at any time assign its rights, obligations and duties under this Agreement to an Affiliate with the prior written consent of the Administrator, which shall not be unreasonably withheld, and provided that the [Notice Condition] is satisfied in respect thereof.

Section 5.4. Limitation on Liability of Sub-Administrator and Subservicer. (a) Neither the Sub-Administrator, the Subservicer nor any of their respective directors, officers, employees or agents shall be under any liability to the Issuer, the Noteholders or the holder of the Trust Certificate, or to the Indenture Trustee, the Indenture Administrator or the Owner Trustee except as provided under this Agreement for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that these provisions shall not protect the Sub-Administrator, the Subservicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Sub-Administrator, the Subservicer and any of their respective directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder; provided, however, that the Sub-Administrator and Subservicer shall not rely on any document which is determined by the Sub-Administrator or the Subservicer, as applicable, in its reasonable judgment to be erroneous on its face.

(b) Except as provided in this Agreement, the Sub-Administrator shall not be under any obligation to appear in, prosecute or defend any legal action where it is not named as a party; provided, however, that the Sub-Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the Noteholders; provided, further, that if requested by the Administrator in connection with a legal action where the Administrator is a party, the Administrator may request that the Sub-Administrator appear, and the Sub-Administrator shall provide reasonable cooperation to the Administrator in connection with such legal action to the extent that such legal action arose in connection with the Sub-Administrator’s performance of its duties and obligations under this Agreement.

Section 5.5. Sub-Administrator May Own Certificates or Notes. The Sub-Administrator and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of the Trust Certificate or Notes with the same rights as it would have if it were not the Sub-Administrator or an Affiliate thereof, except as expressly provided herein or in any other Basic Document.

Section 5.6. Sallie Mae, Inc. Not to Resign as Sub-Administrator. Subject to the provisions of Section 5.3 above, Sallie Mae, Inc. shall not resign from the obligations and duties imposed on it as Sub-Administrator under this Agreement without the prior written consent of the Administrator and Citibank, N.A. except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or shall violate any final order of a court or administrative agency with jurisdiction over Sallie Mae, Inc. or its properties. Notice of any such determination permitting or requiring the resignation of Sallie Mae, Inc. shall be communicated to the Administrator, the Owner Trustee and the Indenture Administrator at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Administrator, the Owner Trustee and the Indenture Administrator concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Administrator or a successor to the Sub-Administrator shall have assumed the responsibilities and obligations of Sallie Mae, Inc. in accordance with Section 6.2 below. Anything in this Section 5.6 to the contrary notwithstanding, the Sub-Administrator may resign at any time subsequent to the assignment of its rights, duties and obligations hereunder pursuant to Section 5.3 above.

ARTICLE VI

Section 6.1. Sub-Administrator Default. If any one of the following events (a “Sub-Administrator Default”) shall occur and be continuing:

(a)(i) in the event that daily deposits into the Collection Account are not required, any failure by the Sub-Administrator to deliver to the Indenture Administrator for deposit in the Trust Accounts any Available Funds required to be paid on or before the Business Day immediately preceding any Monthly Servicing Payment Date or Distribution Date, as applicable; or

(ii) any failure by the Sub-Administrator to direct the Indenture Administrator to make any required distributions from any of the Trust Accounts on any Monthly Servicing Payment Date or Distribution Date, which failure in case of either clause (i) or (ii) continues unremedied for five Business Days after written notice of such failure is received by the Sub-Administrator from the Indenture Administrator or the Owner Trustee or after discovery of such failure by an officer of the Sub-Administrator; or

(b) any failure by the Sub-Administrator duly to observe or to perform in any material respect any other term, covenant or agreement of the Sub-Administrator set forth in this Agreement or of the Administrator set forth in any other Basic Documents, which failure shall (i) materially and adversely affect the rights of Noteholders or the holder of the Trust Certificate and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Sub-Administrator by the Indenture Administrator or the Owner Trustee or (B) to the Sub-Administrator, the Indenture Administrator and the Owner Trustee by the Noteholders or the holder of the Trust Certificate, as applicable, representing at least 50% of the Outstanding Amount of the Notes or representing the whole of the outstanding Trust Certificate (including such Trust Certificate if owned by the Depositor);

(c) an Insolvency Event occurs with respect to the Sub-Administrator;

(d) any failure by the Sub-Administrator to deliver any information, report, certification or accountants’ letter when and as required under Article IX of the Administration Agreement or Article X of this Agreement which continues unremedied for fifteen (15) calendar days after the date on which such information, report, certification or accountants’ letter was required to be delivered; or

(e) or any Administrator Default occurs under and as defined in the Administration Agreement, except to the extent caused solely by the failure of the Administrator to perform an obligation enumerated on Attachment C;

then, and in each and every case, so long as the Sub-Administrator Default shall not have been remedied, the Administrator, by notice then given in writing to the Sub-Administrator may or upon receipt of written instruction from the Indenture Trustee shall, terminate all the rights and obligations (other than the obligations set forth in Section 5.2 above) of the Sub-Administrator under this Agreement. On or after the receipt by the Sub-Administrator of such written notice, all authority and power of the Sub-Administrator under this Agreement, whether with respect to the Notes, the Trust Certificate, the Trust Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Administrator or such successor to the Sub-Administrator as may be appointed under Section 6.2 below; and, without limitation, the Indenture Administrator and the Owner Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Sub-Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The predecessor Sub-Administrator shall cooperate with the successor to the Sub-Administrator, the Indenture Administrator and the Owner Trustee in effecting the termination of the responsibilities and rights of the predecessor Sub-Administrator under this Agreement. All reasonable costs and expenses (including attorneys’ fees) incurred in connection with amending this Agreement to reflect such succession as Sub-Administrator pursuant to this Section 6.1 shall be paid by the predecessor Sub-Administrator

[(other than the Indenture Administrator acting as the Administrator under this Section 6.1)] upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Sub-Administrator Default, the Owner Trustee shall give notice thereof to the Administrator and the Rating Agencies.

In addition, notwithstanding anything above to the contrary, no Sub-Administrator Default shall be deemed to have occurred if the event or events giving rise to such Sub-Administrator Default are solely the result of the Administrator having breached its duties under this Agreement. In such an event, the Administrator agrees to cooperate with the Sub-Administrator, the Issuer and the Indenture Trustee in effecting a replacement of the Administrator, under the Administration Agreement, with the Sub-Administrator, as successor administrator.

Section 6.2. Appointment of Successor. (a) Upon receipt by the Sub-Administrator of notice of termination pursuant to Section  6.1 above, or the resignation by the Sub-Administrator in accordance with the terms of this Agreement, the predecessor Sub-Administrator shall continue to perform its functions as Sub-Administrator under this Agreement in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (i)  the date 120 days from the delivery to the Administrator, the Owner Trustee, the Indenture Trustee and the Indenture Administrator of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (ii) the date upon which the predecessor Sub-Administrator shall become unable to act as Sub-Administrator as specified in the notice of resignation and accompanying Opinion of Counsel (the “Transfer Date”). In the event of the termination hereunder of the Sub-Administrator, the Administrator on behalf of the Issuer shall appoint a successor to the Sub-Administrator and the successor to the Sub-Administrator shall accept its appointment by a written assumption in form acceptable to the Administrator. In the event that a successor to the Sub-Administrator has not been appointed at the time when the predecessor Sub-Administrator has ceased to act as Sub-Administrator in accordance with this Section, the Indenture Administrator without further action shall automatically be appointed the successor to the Sub-Administrator and the Indenture Administrator shall be entitled to the Sub-Administration Fee. Notwithstanding the above, the Indenture Administrator shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established institution whose regular business shall include the servicing of student loans, as the successor to the Sub-Administrator under this Agreement.

(b) Upon appointment, the successor to the Sub-Administrator (including the Indenture Administrator acting as successor to the Sub-Administrator), shall be the successor in all respects to the predecessor Sub-Administrator and shall be subject to all the responsibilities, duties and liabilities placed on the predecessor Sub-Administrator that arise thereafter or are related thereto and shall be entitled to an amount agreed to by such successor to the Sub-Administrator (which shall not exceed the Administration Fee unless the [Notice Condition] has been satisfied in respect thereof) and all the rights granted to the predecessor Sub-Administrator by the terms and provisions of this Agreement.

(c) Notwithstanding the foregoing or anything to the contrary herein or in the other Basic Documents, the Indenture Administrator, to the extent it is acting as successor to the Sub-Administrator pursuant hereto and thereto, shall be entitled to resign to the extent a qualified successor to the Sub-Administrator has been appointed and has assumed all the obligations of the Sub-Administrator in accordance with the terms of this Agreement and the other Basic Documents.

Section 6.3. Notification to Noteholders and Holder of Trust Certificate. Upon any termination of, or appointment of a successor to, the Sub-Administrator pursuant to this Article VI, the Owner Trustee shall give prompt written notice thereof to the holder of the Trust Certificate and the Indenture Administrator shall give prompt written notice thereof to Noteholders and the Rating Agencies (which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Rating Agencies).

Section 6.4. Waiver of Past Defaults. The Administrator or the Noteholders of Notes evidencing at least a majority of the Outstanding Amount of the Notes (or the holder of the Trust Certificate, in the case of any default which does not adversely affect the Indenture Administrator or the Noteholders) may, on behalf of all Noteholders and the holder of the Trust Certificate, waive in writing any default by the Sub-Administrator in the performance of its obligations hereunder and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Sub-Administrator Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

ARTICLE VII

Section 7.1. Termination.

(a) Optional Purchase of All Trust Student Loans. The Sub-Administrator shall notify the Subservicer, the Servicer, the Administrator, the Depositor, the Issuer and the Indenture Administrator in writing, within 15 days after the last day of any Collection Period as of which the then outstanding Pool Balance is 12% or less of the Initial Pool Balance, of the percentage that the then outstanding Pool Balance bears to the Initial Pool Balance. As of the last day of any Collection Period immediately preceding a Distribution Date as of which the then outstanding Pool Balance is 10% or less of the Initial Pool Balance, the Eligible Lender Trustee on behalf and at the direction of the Subservicer (as assignee of such right pursuant to the Subservicing Agreement), or any other “eligible lender” (within the meaning of the Higher Education Act) designated by the Subservicer in writing to the Owner Trustee and the Indenture Administrator, shall have the option to purchase the Trust Estate, other than the Trust Accounts. To exercise such option, the Subservicer shall deposit, pursuant to Section 3.6 above, in the Collection Account an amount equal to the aggregate Purchase Amount for the Trust Student Loans and the related rights with respect thereto, and shall succeed to all interests in and to the Issuer; provided, however, that the Subservicer may not effect such purchase if (i) such aggregate Purchase Amounts do not equal or exceed the Minimum Purchase Amount plus any Carryover Servicing Fees or (ii) such aggregate Purchase Amounts exceed the Maximum Purchase Amount. In the event the Subservicer fails to notify the Owner Trustee, the Indenture Trustee and the Indenture Administrator in writing prior to the acceptance by the Indenture Trustee of a bid to purchase the Trust Estate pursuant to Section 4.4 of the Indenture that the Subservicer intends to exercise its option to purchase the Trust Estate, the Subservicer shall be deemed to have waived its option to purchase the Trust Estate as long as the Subservicer has received 5 business days’ notice of its option to purchase and it has failed to notify the Eligible Lender Trustee, the Indenture Trustee and the Indenture Administrator of its exercise of such option prior to the Third-Party Financial Advisor accepting a bid to purchase such the Trust Student Loans remaining in the Trust, as provided in Section 4.4 of the Indenture.

(b) Notice. Notice of any termination of the Trust shall be given by the Sub-Administrator to the Administrator, the Owner Trustee, the Indenture Trustee and the Indenture Administrator as soon as practicable after the Sub-Administrator has received notice thereof.

(c) Succession. Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the holder of the Trust Certificate shall succeed to the rights of the Noteholders hereunder and the Owner Trustee shall succeed to the rights of, and assume the obligations of, the Indenture Trustee and the Indenture Administrator pursuant to this Agreement and any other Basic Documents.

ARTICLE VIII

Section 8.1. Protection of Interests in Trust. (a) The Sub-Administrator, on behalf of the Depositor, shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer and the Indenture Trustee in the Trust Student Loans and in the proceeds thereof. The Sub-Administrator shall deliver (or cause to be delivered) to the Owner Trustee, the Indenture Trustee and the Indenture Administrator file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(b) Neither the Depositor nor the Subservicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Owner Trustee, the Sub-Administrator, the Indenture Trustee and the Indenture Administrator at least five days’ prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

(c) Each of the Depositor and the Subservicer shall have an obligation to give the Owner Trustee, the Sub-Administrator, the Indenture Trustee and the Indenture Administrator at least 60 days’ prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment. The Subservicer shall at all times maintain each office from which it shall service Trust Student Loans, and its principal executive office, within the United States of America.

(d) The Subservicer shall maintain accounts and records as to each Trust Student Loan accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Trust Student Loan, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Trust Student Loan and the amounts from time to time deposited by the Subservicer in the Collection Account in respect of such Trust Student Loan.

(e) The Subservicer shall maintain its computer systems so that, from and after the time of sale of the Trust Student Loans to the Owner Trustee on behalf of the Issuer, the Subservicer’s master computer records (including any backup archives) that refer to a Trust Student Loan shall indicate clearly the interest of the Issuer, the Owner Trustee and the Indenture Trustee in such Trust Student Loan and that such Trust Student Loan is owned by the Owner Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer’s, the Owner Trustee’s and the Indenture Trustee’s interest in a Trust Student Loan shall be deleted from or modified on the Subservicer’s computer systems when, and only when, the related Trust Student Loan shall have been paid in full or repurchased.

(f) If at any time the Depositor or the Sub-Administrator shall propose to sell, grant a security interest in, or otherwise transfer any interest in student loans to any prospective purchaser, lender or other transferee, the Subservicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they refer in any manner whatsoever to any Trust Student Loan, indicate clearly that such Trust Student Loan has been sold and is owned by the Owner Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee.

(g) Upon reasonable notice, the Subservicer shall permit the Indenture Administrator and the Indenture Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Subservicer’s records regarding any Trust Student Loan.

(h) Upon request, at any time the Owner Trustee or the Indenture Administrator have reasonable grounds to believe that such request would be necessary in connection with its performance of its duties under the Basic Documents, the Subservicer shall furnish to the Owner Trustee or to the Indenture Administrator (in each case, with a copy to the Sub-Administrator and the Indenture Trustee), within five Business Days, a list of all Trust Student Loans (by borrower social security number, type of loan and date of issuance) then held as part of the Trust, and the Sub-Administrator shall furnish to the Owner Trustee or to the Indenture Administrator (with a copy to the Indenture Trustee), within 20 Business Days thereafter, a comparison of such list to the list of initial Trust Student Loans set forth in Schedule A to the Indenture as of the Closing Date and, for each Trust Student Loan that has been removed from the pool of loans held by the Owner Trustee on behalf of the Issuer, information as to the date as of which and circumstances under which each such Trust Student Loan was so removed.

(i) The Depositor shall deliver to the Owner Trustee, the Indenture Trustee and the Indenture Administrator:

(i) promptly after the execution and delivery of this Agreement and of each amendment thereto and on each Transfer Date, an Opinion of Counsel either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Trust Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

(ii) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Trust Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; provided, that a single Opinion of Counsel may be delivered in satisfaction of the foregoing requirement and that of Section 3.6(b) of the Indenture.

(j) Each Opinion of Counsel referred to in subclause (i) or (ii) of clause (i) above shall specify (as of the date of such opinion and given all applicable laws as in effect on such date) any action necessary to be taken in the following year to preserve and protect such interest.

(k) The Depositor shall, to the extent required by applicable law, cause the Trust Certificate and the Notes to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such Sections.

ARTICLE IX

Section 9.1. Independence of the Sub-Administrator. For all purposes of this Agreement, the Sub-Administrator shall be an independent contractor and shall not be subject to the supervision of the Administrator with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Administrator, the Sub-Administrator shall have no authority to act for or represent the Administrator in any way and shall not otherwise be deemed an agent of the Administrator.

Section 9.2. No Joint Venture. Nothing contained in this Agreement (a)  shall constitute the Sub-Administrator and the Administrator as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (b)  shall be construed to impose any liability as such on either of them or (c) shall be deemed to confer on either of them any express, implied or apparent authority to incur any obligation or liability on behalf of the other.

Section 9.3. Other Activities of Sub-Administrator. Nothing herein shall prevent the Sub-Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Administrator, the Issuer, the Owner Trustee, the Indenture Trustee or the Indenture Administrator.

Section 9.4. Powers of Attorney. The Administrator shall, or shall request the Owner Trustee, the Indenture Trustee and the Indenture Administrator, upon the written request of the Sub-Administrator, to furnish the Sub-Administrator with any powers of attorney and other documents reasonably necessary or appropriate to enable the Sub-Administrator to carry out its administrative duties hereunder.

Section 9.5. Amendment. (a) This Agreement (other than Sections 3.1, 3.2, 3.3, 3.7, 3.8, 3.9 and 3.12 above) may be amended by the Sub-Administrator, the Subservicer, the Servicer and the Administrator with the prior written consent of Citibank, N.A. (which consent shall not be unreasonably withheld, delayed or conditioned); provided, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Sub-Administrator, the Subservicer, the Servicer and the Administrator, adversely affect in any material respect any Noteholder; provided, however, that such amendment shall not result in or cause a significant change to the permissible activities of the Trust.

(b) Sections 3.1, 3.2, 3.3, 3.7, 3.8, 3.9 and 3.12 may be amended from time to time by a written amendment duly executed and delivered by Sub-Administrator and the Administrator solely for the purpose of conforming any provision of such Article to Sections 2.1, 2.2, 2.3, 2.7, 2.8, 2.9 and 2.12, respectively, of the Administration Agreement, as amended from time to time.

(c) Promptly after the execution of any such amendment (or, in the case of the Rating Agencies, fifteen days prior thereto), the Owner Trustee shall furnish written notification of the substance of such amendment to the holder of the Trust Certificate, the Indenture Administrator, the Indenture Trustee and each of the Rating Agencies.

(d) It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

Section 9.6. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 5.3 of the Subservicing Agreement and Section 5.3 of this Agreement, this Agreement may not be assigned by the Sub-Administrator or the Subservicer. Notwithstanding anything to the contrary contained herein, except as provided in Section 4.3 of the Servicing Agreement and Section  4.3 of the Administration Agreement, this Agreement may not be assigned by the Administrator or the Servicer.

Section 9.7. [Reserved].

Section 9.8. [Reserved].

Section 9.9. Nonpetition Covenants. (a) Notwithstanding any prior termination of this Agreement, the Subservicer, the Sub-Administrator, the Servicer and the Administrator shall not, prior to the date which is 367 days after the payment in full of the Notes, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer. The foregoing shall not limit the rights of the Subservicer, the Sub-Administrator, the Servicer and the Administrator, to file any claim in, or otherwise take any action with respect to, any insolvency proceeding that was instituted against the Issuer by a Person other than the Subservicer, the Sub-Administrator, the Servicer or the Administrator.

(b) Notwithstanding any prior termination of this Agreement, the Subservicer, the Sub-Administrator, the Servicer and the Administrator shall not, prior to the date which is 367 days after the payment in full of the Notes, acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor. The foregoing shall not limit the rights of the Subservicer, the Sub-Administrator, the Servicer and the Administrator to file any claim in, or otherwise take any action with respect to, any insolvency proceeding that was instituted against the Depositor by a Person other than the Subservicer, the Sub-Administrator, the Servicer or the Administrator.

Section 9.10. [Reserved].

Section 9.11. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICT OF LAW PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 9.12. Consent to Jurisdiction. Each party hereby irrevocably submits to the co-exclusive jurisdiction of the Delaware Chancery Court, or if such court shall not have jurisdiction, any federal or other state court of the State of Delaware and any federal or other state court of the State of New York, for the purpose of any action or proceeding arising out of or relating to this Agreement and each party hereto hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any such court. Each party hereto agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Notwithstanding the foregoing, each party hereto shall be entitled to implead (or take similar steps with respect to) any indemnified party into any action relating to a third party claim in any other jurisdiction.

Each of The Student Loan Corporation and Sallie Mae, Inc. irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such party. Nothing in this Section 9.12 shall affect the right of any party to this Agreement to serve legal process in any other manner permitted by law.

Section 9.13. Headings. The Section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

Section 9.14. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

Section 9.15. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Each of the parties named on the signature pages to this Agreement by execution of this Agreement agrees, for the benefit of the Sub-Administrator and the other signatories hereto, to be bound by the terms of this Agreement and the other Basic Documents to the extent reference is made in such document to such party.

Section 9.16. Trust Certificate. The holder of the Trust Certificate, as evidenced by its agreement to accept the rights conferred under the Trust Certificate, is hereby deemed to accept all obligations of the Depositor under this Agreement, other than any obligations of the Depositor under Section 8.1 of this Agreement.

ARTICLE X

Section 10.1. Intent of the Parties; Reasonableness. The Administrator and the Sub-Administrator acknowledge and agree that the purpose of this Article IX is to facilitate compliance by the Issuer with the provisions of Regulation AB and related rules and regulations of the Commission.

The Administrator shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Sub-Administrator acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Administrator (including on behalf of the Issuer), the Servicer, the Subservicer or any other party to the Basic Documents in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection therewith, subject to the terms of the Depositor Agreement, the Administrator (including on behalf of the Issuer) shall cooperate fully with the Sub-Administrator (including any of its assignees or designees) in the preparation of, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Sub-Administrator, on behalf of the Issuer, to comply with the provisions of Regulation AB.

Section 10.2. Reporting Requirements. (a) If so requested by the Sub-Administrator, on behalf of the Issuer, for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Sub-Administrator shall (i) notify the Issuer and the Depositor, in writing of any material litigation or governmental proceedings pending against the Sub-Administrator and (ii) provide to the Issuer and the Depositor, a description of such proceedings, affiliations or relationships.

(b) As a condition to the succession as Sub-Administrator by any Person as permitted by Section 5.3 hereof the successor sub-administrator shall provide to the Sub-Administrator, on behalf of the Issuer, at least 10 Business Days prior to the effective date of such succession or appointment, (i) written notice to the Sub-Administrator, on behalf of the Issuer, of such succession or appointment and (ii) in writing all information in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to the Notes.

(c) In addition to such information as the Sub-Administrator, is obligated to provide pursuant to other provisions of this Agreement, the Sub-Administrator shall provide such information regarding the performance or servicing of the Trust Student Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Sub-Administrator under this Agreement, commencing with the first such report due hereunder.

Section 10.3. Sub-Administrator Compliance Statement. On or before March 20th of each calendar year, commencing in the calendar year of the Effective Date, if prior to March 20th, or the following year, if after March 20th (or if not a Business Day, the immediately preceding Business Day), except during any period when the Sub-Administrator is required to deliver any reports under Section 10.4 below, the Sub-Administrator shall deliver to the Depositor and the Issuer a statement of compliance addressed to the Depositor and the Issuer and signed by an authorized officer of the Sub-Administrator, to the effect that (i) a review of the Sub-Administrator’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Sub-Administrator has fulfilled all of its obligations under this Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

Section 10.4. Report on Assessment of Compliance and Attestation. (a) On or before March 20th of each calendar year, commencing in the calendar year of the Effective Date, if prior to March 20th, or the following year, if after March 20th (or if not a Business Day, the immediately preceding Business Day), the Sub-Administrator shall:

(i) deliver to the Administrator, Depositor and the Issuer a report (in form and substance reasonably satisfactory to the Issuer) regarding the Sub-Administrator’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year (or applicable portion thereof), as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Administrator, Depositor and the Issuer and signed by an authorized officer of the Sub-Administrator, and shall address each of the Servicing Criteria specified on the certification substantially in the form of Attachment B attached to this Agreement, incorporating any such changes as may be agreed to by the Depositor;

(ii) deliver to the Administrator, Depositor and the Issuer a report of a registered public accounting firm reasonably acceptable to the Depositor and the Issuer that attests to, and reports on, the assessment of compliance made by the Sub-Administrator and delivered pursuant to the preceding paragraph, which attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii) cause each sub-sub-administrator appointed by the Sub-Administrator and Subcontractor determined by the Sub-Administrator to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Sub-Administrator, acting on behalf of the Issuer, an assessment of compliance and accountants’ attestation as and when provided in clauses (i) and (ii) of this Section 10.4; and

(iv) if requested by the Sub-Administrator, on behalf of the Issuer, not later than February 1st of the calendar year in which such certification is to be delivered, deliver to the Administrator, Depositor and the Issuer, and any other Person that will be responsible for signing a Sarbanes Certification, a certification in the form attached hereto as Attachment A on behalf of the Issuer with respect to a securitization transaction. The Sub-Administrator acknowledges that the parties identified in this clause (a)(iii) may rely on the certification provided by the Sub-Administrator pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. The Sub-Administrator, on behalf of the Issuer, will not request delivery of a certification under this clause unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to the Trust Student Loans.

ARTICLE XI

Section 11.1. Third-Party Beneficiaries. The Issuer, the Owner Trustee, the Indenture Administrator, the Indenture Trustee, the Depositor and the Noteholders are intended third-party beneficiaries of this Agreement as against the Subservicer and the Sub-Administrator and shall have the right, power and authority to enforce the provisions of this Agreement, as and to the extent such provisions relate to their interests in the Subserviced Student Loans, as though they were a party hereto. Citibank, N.A. is an intended third-party beneficiary of this Agreement and shall have the right, power and authority to enforce the provisions of this Agreement as and to the extent such provisions or any breach thereof would reasonably be expected to require Citibank, N.A. to make an indemnification payment with respect to this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

THE STUDENT LOAN CORPORATION, not in its individual capacity but solely as Servicer and Administrator

By
Name:
Title:

SALLIE MAE, INC. not in its individual capacity but solely as Subservicer and Sub-Administrator

By:
Name:
Title:

ACCEPTED AND AGREED

solely with respect to Sections 3.3, 3.7, 4.2, 4.2(c), 6.1, 6.2, 6.3, 9.4 and 9.9

CITIBANK, N.A.

By:
Name:
Title:

SLC STUDENT LOAN RECEIVABLES I, INC.,as Depositor

By:
Name:
Title:

ATTACHMENT A

FORM OF ANNUAL CERTIFICATION

Re:	The Sub-Administration Agreement dated as of [] (the “Agreement”), among SALLIE MAE, INC., as Subservicer and Sub-Administrator, and THE STUDENT LOAN CORPORATION as Servicer and Administrator

I,                    , the                     of Sallie Mae, Inc. (the “Sub-Administrator”), certify to the Depositor and the Issuer, and its officers, with the knowledge and intent that they will rely upon this certification, that:

(a)	I have reviewed the servicer compliance statement of the Sub-Administrator provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Sub-Administrator’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Trust Student Loans by the Sub-Administrator during 20 that were delivered by the Sub-Administrator to the Depositor and the Issuer pursuant to the Agreement (collectively, the “Company Servicing Information”);

(b)	Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(c)	Based on my knowledge, all of the Company Servicing Information required to be provided by the Sub-Administrator under the Agreement has been provided to the Depositor and the Issuer;

(d)	I am responsible for reviewing the activities performed by the Sub-Administrator as administrator under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Sub-Administrator has fulfilled its obligations under the Agreement in all material respects; and

(e)	The Compliance Statement required to be delivered by the Sub-Administrator pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Sub-Administrator and/or any sub-administrator appointed by the Sub-Administrator pursuant to the Agreement, have been provided to the Depositor and the Issuer. Any material instances of noncompliance described in such reports have been disclosed to the Depositor and the Issuer. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:
By:
Name:
Title:

A-1

ATTACHMENT B

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by Sallie Mae, Inc., as the Sub-Administrator and the Subservicer, shall address, at a minimum, the criteria identified below (the “Applicable Servicing Criteria”):

Reference	Criteria	Applicability
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the Basic Documents.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the Basic Documents to maintain a back-up servicer for the trust student loans are maintained.	N/A
1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X
Cash Collection and Administration
1122(d)(2)(i)	Payments on trust student loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the Basic Documents.	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the Basic Documents.	X
1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the Basic Documents.	X
1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the Basic Documents. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the Basic Documents; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the Basic Documents.	X

B-1

Reference	Criteria	Applicability
Investor Remittances and Reporting
1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the Basic Documents and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the Basic Documents; (B) provide information calculated in accordance with the terms specified in the Basic Documents; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of student loans serviced by the Subservicer.	X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the Basic Documents.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Subservicer’s investor records, or such other number of days specified in the Basic Documents.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on student loans is maintained as required by the Basic Documents or related student loan documents.	X
1122(d)(4)(ii)	Student loan and related documents are safeguarded as required by the Basic Documents	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the Basic Documents.	X
1122(d)(4)(iv)	Payments on student loans, including any payoffs, made in accordance with the related student loan documents are posted to the Subservicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the Basic Documents, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related student loan documents.	X
1122(d)(4)(v)	The Subservicer’s records regarding the student loans agree with the Subservicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s student loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the Basic Documents and related pool asset documents.	X
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the Basic Documents.	X

B-2

Reference	Criteria	Applicability
1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a student loan is delinquent in accordance with the Basic Documents. Such records are maintained on at least a monthly basis, or such other period specified in the Basic Documents, and describe the entity’s activities in monitoring delinquent student loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for student loans with variable rates are computed based on the related student loan documents.	X
1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s student loan documents, on at least an annual basis, or such other period specified in the Basic Documents; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable student loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related student loans, or such other number of days specified in the Basic Documents.	X
1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Subservicer at least 30 calendar days prior to these dates, or such other number of days specified in the Basic Documents.	X
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Subservicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Subservicer, or such other number of days specified in the Basic Documents.	X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the Basic Documents.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the Basic Documents.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on student loans is maintained as required by the Basic Documents or related student loan documents.	X
1122(d)(4)(ii)	Student loan and related documents are safeguarded as required by the Basic Documents	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the Basic Documents.	X
1122(d)(4)(iv)	Payments on student loans, including any payoffs, made in accordance with the related student loan documents are posted to the Subservicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the Basic Documents, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related student loan documents.	X

B-3

Reference	Criteria	Applicability
1122(d)(4)(v)	The Subservicer’s records regarding the student loans agree with the Subservicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s student loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the Basic Documents and related pool asset documents.	X
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the Basic Documents.	X
1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a student loan is delinquent in accordance with the Basic Documents. Such records are maintained on at least a monthly basis, or such other period specified in the Basic Documents, and describe the entity’s activities in monitoring delinquent student loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for student loans with variable rates are computed based on the related student loan documents.	X
1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s student loan documents, on at least an annual basis, or such other period specified in the Basic Documents; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable student loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related student loans, or such other number of days specified in the Basic Documents.	X
1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Subservicer at least 30 calendar days prior to these dates, or such other number of days specified in the Basic Documents.	X
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Subservicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Subservicer, or such other number of days specified in the Basic Documents.	X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the Basic Documents.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the Basic Documents.	X

B-4

SALLIE MAE, INC., as Sub-Administrator and Subservicer

Date:

By:
Name:
Title:

B-5

ATTACHMENT C

RESPONSIBILITIES OF THE ADMINISTRATOR

The Administrator:

•

Shall execute and deliver all amendments to, consents and other approvals under the Basic Documents to which it is a party (or pursuant to which such consents or approvals of the Administrator may be required from time to time) at the written instruction and direction of the Sub-Administrator pursuant to Section 2.2(b).

•

Subject to the terms of the Depositor Agreement, cooperate with the Sub-Administrator in the preparation of any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Sub-Administrator, on behalf of the Issuer, to comply with the provisions of Regulation AB. (Section 10.1)

C-1

ATTACHMENT D

ADMINISTRATION AGREEMENT

[On File]

D-1

EXHIBIT 3.3(a)(ii) TO THE

ASSET PURCHASE AGREEMENT

SLC STUDENT LOAN TRUST [SERIES]

SUB-SUB-ADMINISTRATION AGREEMENT

Dated as of [                        ], 201[    ]

between

CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION, as Sub-Subservicer and Sub-Sub-Administrator

And

SALLIE MAE, INC., as Subservicer and Sub-Administrator

TABLE CONTENTS

i

TABLE CONTENTS

(continued)

ii

SUB-SUB-ADMINISTRATION AGREEMENT

This Sub-Sub-Administration Agreement, dated as of [    ], 201[    ] (this “Agreement”), between CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as sub-subservicer (in such capacity, the “Sub-Subservicer”) and as sub-sub-administrator (in such capacity, the “Sub-Sub-Administrator”), and SALLIE MAE, INC., not in its individual capacity but solely in its capacity as subservicer (in such capacity, the “Subservicer”) and as sub-administrator (in such capacity, the “Sub-Administrator”).

RECITALS

WHEREAS, SLC Student Loan Trust [SERIES]1 (the “Issuer”) has issued (i) its Student Loan Asset-Backed Notes (collectively, the “Notes”) pursuant to the Indenture, dated as of [    ] (the “Indenture”), among the Issuer, U.S. Bank National Association, not in its individual capacity but solely as the indenture trustee (the “Indenture Trustee”), Citibank, N.A., not in its individual capacity but solely as the eligible lender trustee (in such capacity, the “Eligible Lender Trustee”) and as the indenture administrator (in such capacity, the “Indenture Administrator”), and (ii) a Trust Certificate (the “Trust Certificate”) pursuant to the Trust Agreement, dated as of [    ], between the Depositor and Wilmington Trust Company, not in its individual capacity but solely in its capacity as owner trustee (in such capacity, the “Owner Trustee”), as amended and restated by the Amended and Restated Trust Agreement, dated as of [    ] (the “Trust Agreement”);

WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes and the Trust Certificate, including the Trust Agreement, the Servicing Agreement, the Sale Agreement, the Eligible Lender Trust Agreement (Issuer) and the Indenture;

WHEREAS, pursuant to certain Basic Documents and the Eligible Lender Trust Agreement (Issuer), the Issuer is required to perform certain duties in connection with (a) the Notes and the Collateral therefore pledged pursuant to the Indenture and (b) the Trust Certificate;

WHEREAS, The Student Loan Corporation, in its capacity as administrator (the “Administrator”) and in its capacity as servicer (the “Servicer”) performs certain of the duties of the Issuer referred to in the preceding clause, and provides such additional services consistent with the terms of the Administration Agreement dated as of [    ] (the “Administration Agreement”) (attached hereto as Attachment C) among the Issuer, SLC Student Loan Receivables I, Inc., as depositor (the “Depositor”), the Administrator and the Servicer, the other Basic Documents and the Eligible Lender Trust Agreement (Issuer) as the Issuer may from time to time request;

WHEREAS, the Administrator has entered into a Sub-Administration Agreement dated as of [ ] (the “Sub-Administration Agreement”) by and between the Administrator and the Sub-Administrator, pursuant to which the Sub-Administrator has agreed to perform all such duties of the Issuer referred to in the preceding two clauses, and to provide such additional services consistent with the Administration Agreement (collectively, the “Administration Services”);

WHEREAS, the Sub-Administrator desires to have the Sub-Sub-Administrator perform the Administration Services, and the Sub-Sub-Administrator is willing to obligate itself to undertake to fulfill such duties and services, effective as of the date hereof;

WHEREAS, the Sub-Subservicer and the Subservicer have entered into a Subservicing Agreement, dated as of the date hereof, pursuant to which the Sub-Subservicer has agreed to fulfill certain servicing

[1]	Note: the Administration Agreement in place for the 2010-1 Trust was used as the model for this document. Certain provisions may need to be revised to conform to the applicable Administration Agreement for each Securitization Trust.

obligations with respect to the Trust Student Loans and certain of those servicing obligations facilitate the fulfillment by the Sub-Administrator and the Sub-Sub-Administrator of their respective obligations under this Agreement;

WHEREAS, (i) pursuant to the Sub-Administration Agreement, the Sub-Administrator, subject to satisfaction of the [Notice Condition] may appoint a sub-sub-administrator at any time and (ii) the [Notice Condition] has been satisfied with respect to the Sub-Sub-Administrator;

WHEREAS, the Sub-Sub-Administrator and the Sub-Subservicer each have the capacity to provide the services required of them hereby and are each willing to perform such services for the Issuer on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Sub-Sub-Administrator, the Sub-Administrator, the Sub-Subservicer and the Subservicer hereby agree as follows:

ARTICLE I

Section 1.1. Definitions and Usage. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used herein but not otherwise defined in this Agreement (including Recitals) shall have the meanings ascribed thereto in Appendix A to the Indenture, which also contains rules as to usage that shall be applicable herein.

All references herein to the Sub-Sub-Administrator and its performance of any of the obligations of the Issuer under this Agreement and any of the other Basic Documents refer to the Sub-Sub-Administrator acting on behalf of the Sub-Administrator in accordance with the terms of this Agreement.

Whenever used in this Agreement, the following words and phrases shall have the following meanings unless the context otherwise requires:

“Effective Date” means the date hereof.

“Initial Distribution Date” means the first Distribution Date occurring after the calendar month of the Effective Date.

“Sub-Sub-Administrator Default” has the meaning given to such term in Section 6.1.

“Sub-Sub-Administration Fee” means the compensation paid to the Sub-Sub-Administrator for its services hereunder, which, with respect to each Distribution Date beginning with the Initial Distribution Date, shall equal the Sub-Administration Fee received by the Sub-Administrator or its designee with respect to such Distribution Date; provided, that with respect to the Initial Distribution Date, the Sub-Sub-Administrator will be entitled only to a pro rata portion of the Sub-Sub-Administration Fee for the number of days in the preceding calendar month from, and including, the Effective Date to, but excluding, the last day of such month.

ARTICLE II

Section 2.1. Effective Date. This Agreement shall not be effective until the Effective Date, and no party to this Agreement shall have any rights, duties, responsibilities, liabilities or other obligations under this Agreement prior to the Effective Date.

Section 2.2. Engagement of the Sub-Sub-Administrator.

(a) The Sub-Administrator hereby authorizes and appoints the Sub-Sub-Administrator to act as its agent for the limited purpose of performing its duties hereunder. The Sub-Administrator agrees to notify the Indenture Administrator, the Owner Trustee and the Indenture Trustee of the appointment of the Sub-Sub-Administrator and in the event that any of the foregoing parties or any other party to the Basic Documents requires authorization of the Sub-Administrator in respect of any instruction given by the Sub-Sub-Administrator, agrees to cooperate with the Sub-Sub-Administrator in providing such authorization as may be required from time to time.

The authorization granted by this Agreement includes, but is not limited to, correspondence and communication with any Guarantor or the Department regarding the Student Loans, the assignment of claims to any Guarantor or insurer, communication with borrowers under the Student Loans (the “Borrowers”) and any other communication, correspondence, signature or other act required to administer the Issuer and the Student Loans in accordance with requirements of the Higher Education Act or regulations promulgated by any Guarantor.

(b) If the Sub-Administrator is required to take any action or if it is advisable that the Sub-Administrator take any action in connection with the Sub-Administration Agreement or the other Basic Documents, the Sub-Administrator shall consult with and shall take such action or refrain from acting, in either case, as instructed in writing by the Sub-Sub-Administrator and theSub-Sub-Administrator agrees to indemnify the Sub-Administrator and hold the Sub-Administrator harmless for actions taken or not taken in accordance with the Sub-Sub-Administrator’s written instruction. The Sub-Administrator further agrees and covenants that in recognition of the indemnities provided to the Sub-Administrator under Section 5.2(i) hereof and absent the occurrence of a Sub-Sub-Administrator Default hereunder (not attributable solely to the Sub-Administrator) or such action being illegal or resulting in a breach of the Sub-Administrator’s duties or obligations under the Basic Documents, the Sub-Administrator shall execute and deliver all amendments to, consents and other approvals under the Basic Documents to which it is a party (or pursuant to which such consents or approvals of the Sub-Administrator may be required from time to time) at the written instruction and direction of the Sub-Sub-Administrator.

Section 2.3. Compensation of the Sub-Sub-Administrator.

(a) Commencing on and including the Effective Date, the Sub-Sub-Administrator shall receive the Sub-Sub-Administration Fee as compensation for its services hereunder. The Sub-Administrator and the Subservicer hereby authorize the Sub-Sub-Administrator to direct the Indenture Administrator to remit, after occurrence of the Effective Date, from the Sub-Administration Fee the amount equal to the Sub-Sub-Administration Fee directly to the Sub-Sub-Administrator, beginning on the Initial Distribution Date in accordance with written payment instructions to be provided to the Indenture Administrator by the Sub-Administrator at least five (5) Business Days prior to the Initial Distribution Date.

(b) The Sub-Sub-Administrator shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Sub-Sub-Administrator and expenses incurred in connection with distributions and reports to the Subservicer, the Sub-Administrator or any other party related to the Issuer, as required under the Basic Documents.

(c) On and after the Effective Date and until termination of this Agreement, CSD shall to pay or reimburse the Sub-Administrator for all expenses incurred by the Administrator in connection with its activities under the Sub-Administration Agreement, including fees and disbursements of independent accountants, reasonable fees and expenses of legal counsel, taxes imposed on the Administrator and expenses incurred by the Administrator in connection with the performance of its of its duties under the Administration Agreement and under the Servicing Agreement.

Section 3.1. Duties with Respect to the Indenture. The Sub-Sub-Administrator agrees to consult with the Owner Trustee regarding the duties of the Issuer under the Indenture and the Depository Agreement. The Sub-Sub-Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer’s duties under the Indenture and the Depository Agreement. The Sub-Sub-Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture and the Depository Agreement. In furtherance of the foregoing, the Sub-Sub-Administrator shall perform all obligations of the Sub-Administrator under the Sub-Administration Agreement and, without limiting the foregoing, take the actions with respect to the following matters that it is the duty of the Issuer, the Indenture Trustee or the Indenture Administrator to take pursuant to the Indenture:

(a) preparing or obtaining the documents and instruments required for authentication of the Notes and delivering the same to the Indenture Trustee and the Indenture Administrator (Section 2.2 of the Indenture);

(b) preparing, obtaining or filing the instruments, opinions and certificates and other documents required for the release of Collateral (Section 2.9 of the Indenture);

(c) obtaining and preserving the Issuer’s qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Indenture Trust Estate (Section 3.4 of the Indenture);

(d) preparing all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments necessary to protect the Indenture Trust Estate (Section 3.5 of the Indenture);

(e) delivering, on behalf of the Issuer, the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Indenture Trust Estate, and the annual delivery of the Officers’ Certificate of the Issuer and certain other statements as to compliance, with the Indenture (Sections 3.6 and 3.9 of the Indenture);

(f) in the event of a Subservicer Default, the taking of all reasonable steps available to enforce the Issuer’s rights under the Basic Documents in respect of such Subservicer Default (Section 3.7(d) of the Indenture);

(g) monitoring the Issuer’s obligations as to the satisfaction and discharge of the Indenture and preparing an Officers’ Certificate of the Issuer and obtaining the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.1 of the Indenture);

(h) selling of the Indenture Trust Estate in a commercially reasonable manner if an Event of Default resulting in a non-rescindable, non-waivable acceleration of the Notes has occurred and is continuing (Section 5.4 of the Indenture);

(i) preparing and, after execution by the Issuer, filing with the Commission, any applicable State agencies and the Indenture Trustee documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable State agencies (Section 7.3 of the Indenture);

(j) preparing Issuer Orders and Officers’ Certificates of the Issuer, obtaining the Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.2 and 8.3 of the Indenture) and in the event the Indenture Administrator is terminated and a successor is appointed, facilitating the transfer of the Trust Accounts to such successor Indenture Administrator in accordance with the terms of the Indenture and the other Basic Documents;

(k) preparing an Issuer Request and Officers’ Certificate of the Issuer and obtaining an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Indenture Trust Estate (Sections 8.4 and 8.5 of the Indenture);

(l) preparing Issuer Orders and obtaining Opinions of Counsel with respect to the execution of supplemental indentures (Sections 9.1, 9.2 and 9.3 of the Indenture);

(m) preparing and obtaining the documents and instruments required for the execution and authentication of new Notes conforming to any supplemental indenture and delivering the same to the Owner Trustee, the Indenture Trustee and the Indenture Administrator (Section 9.6 of the Indenture);

(n) preparing all Officers’ Certificates of the Issuer and obtaining any Independent Certificates and/or Opinions of Counsel with respect to any requests by the Issuer to the Indenture Trustee or the Indenture Administrator to take any action under the Indenture (Section 11.1(a) of the Indenture);

(o) preparing and delivering Officers’ Certificates of the Issuer and obtaining any Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.1(b) of the Indenture);

(p) preparing and delivering to Noteholders, the Indenture Trustee and the Indenture Administrator any agreements with respect to alternate payment and notice provisions (Section 11.6 of the Indenture);

(q) recording the Indenture, if applicable (Section 11.15 of the Indenture);

(r) calculating on each Distribution Date, as applicable, the Principal Distribution Amount and any applicable Specified Reserve Account Balance;

(s) calculating on or before each Distribution Date, as applicable, any amounts to be deposited in, or withdrawn from, each Trust Account; and

(t) instructing the Indenture Administrator to transfer funds on deposit in the Capitalized Interest Account to the Collection Account in accordance with Section 2.9 for inclusion in Available Funds on each applicable Distribution Date.

Section 3.2. Duties with Respect to the Issuer. (a) In addition to the duties of the Sub-Sub-Administrator set forth above and in the other Basic Documents, the Sub-Sub-Administrator shall perform the duties and obligations of the Issuer under the Basic Documents and the Sub-Sub-Administrator shall perform such calculations, including calculating on each LIBOR Determination Date, the applicable rate of interest for the applicable Accrual Period, and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates, opinions and notices as it shall be the duty of the Issuer, the Owner Trustee or the Sub-Administrator

to prepare, file or deliver pursuant to the Basic Documents and the Eligible Lender Trust Agreement (Issuer), and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Basic Documents and the Eligible Lender Trust Agreement (Issuer). Subject to Section 9.1, and in accordance with the directions of the Owner Trustee, the Sub-Sub-Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents and the Eligible Lender Trust Agreement (Issuer)) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Sub-Sub-Administrator.

(b) The Sub-Sub-Administrator shall perform the duties of the Administrator set forth in Section 6.04 of the Trust Agreement and the Sub-Sub-Administrator shall be entitled to hire an Independent accounting firm to perform the duties described therein, the reasonable fees and expenses of which shall be paid by the Depositor or the holder of the Trust Certificate, if not then held by the Depositor.

(c) The Sub-Sub-Administrator shall perform any other duties expressly required to be performed by the Administrator under the Trust Agreement and the other Basic Documents.

(d) The Sub-Sub-Administrator shall be responsible for preparing and delivering, on behalf of the Issuer, (i) all notices required by any Clearing Agency or stock exchange upon which the Notes are then listed and (ii) any information required to effectuate the listing of the Notes on a stock exchange of international standing and, if applicable, the transfer of the listing of the Notes to an alternative stock exchange of international standing.

(e) The Sub-Sub-Administrator may instruct the Eligible Lender Trustee, as holder of the Trust Student Loans on behalf of the Trust, to take any action or make any election regarding payments made on or with respect to the Trust Student Loans (including, without limitation, Special Allowance Payments and Interest Subsidy Payments) that is permitted by the Higher Education Act and any other applicable federal law; provided, however, that any such election shall not adversely affect in any material respect the interests of any Noteholder, as evidenced by either (i) satisfaction of the [Notice Condition] in connection therewith or (ii) delivery of an Opinion of Counsel to the Eligible Lender Trustee.

(f) Subject to Section 3.18, in carrying out the foregoing duties or any of its other obligations under this Agreement, the Sub-Sub-Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be, in the Sub-Sub-Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

Section 3.3. Establishment of Trust Accounts. (a) On or prior to the original closing date with respect to the transactions contemplated by the Indenture and the other Basic Documents (the “Original Closing Date”), the Administrator established at the Indenture Administrator the following Eligible Deposit Accounts as more fully described in Section 2.3 of the Administration Agreement.

(i)	The Collection Account.

(ii)	The Reserve Account.

(iii)	The Capitalized Interest Account.

(b) Pursuant to the Sub-Administration Agreement, funds on deposit in each account specified in Section 2.3(a) above (collectively, the “Trust Accounts”) are invested by the Sub-Administrator (or any custodian or designated agent with respect to any amounts on deposit in such accounts) in Eligible Investments (including Eligible Investments of the Indenture Trustee or the Indenture Administrator) solely pursuant to written instructions by the Sub- Administrator. The Sub-Administrator hereby appoints the Sub-Sub-Administrator as its agent and grants the Sub-Sub-Administrator full authority to instruct the Indenture Administrator in how to invest funds on deposit in the Trust Accounts. The parties hereto acknowledge and agree that the Indenture Administrator shall not be liable for the selection of, or any loss arising from such investment in, Eligible Investments. All such Eligible Investments shall be held by the Indenture Administrator (or any custodian on behalf of the Indenture Administrator) for the benefit of the Issuer; provided, that on the Business Day preceding each Distribution Date, all Investment Earnings on deposit therein shall be deposited into the Collection Account and shall be deemed to constitute a portion of Available Funds for such Distribution Date. Other than as described in the following proviso, funds on deposit in the Trust Accounts shall only be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day preceding the following Monthly Servicing Payment Date (to the extent necessary to pay the Primary Servicing Fee payable on such date) or on the following Distribution Date; provided, that funds deposited in a Trust Account on a Business Day which immediately precedes a Monthly Servicing Payment Date or Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

(c) The Depositor and the Issuer pledged to the Indenture Trustee all of their respective right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. Subject to the Sub-Sub-Administrator’s power to instruct the Indenture Trustee or the Indenture Administrator, as applicable, pursuant to Section 2.3(b) above and Section 2.3(e) below, the Trust Accounts are and shall continue to be under the sole dominion and control of the Indenture Administrator on behalf of the Indenture Trustee for the benefit of the Noteholders, the holder of the Trust Certificate and the Issuer. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Sub-Sub-Administrator (as the Sub-Administrator’s agent, acting on behalf of the Indenture Trustee and the Indenture Administrator) agrees, by its acceptance hereto, that it shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Sub-Sub-Administrator agrees that, in the event that any of the Trust Accounts are not accounts with the Indenture Administrator, the Sub-Sub-Administrator shall notify the Indenture Trustee and the Indenture Administrator in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

(d) [Reserved].

(e) The Sub-Sub-Administrator shall have the power, revocable for cause or upon the occurrence and during the continuance of a Sub-Sub-Administrator Default by the Indenture Trustee or by the Owner Trustee or the Indenture Administrator with the consent of the Indenture Trustee, to instruct the Indenture Trustee or the Indenture Administrator to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer, the Subservicer, the Sub-Subservicer, the Sub-Administrator, the Sub-Sub-Administrator or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee or the Indenture Administrator to carry out its duties under the Indenture.

Section 3.4. Collections. The Subservicer or the Sub-Subservicer, as applicable, shall remit within two Business Days of receipt thereof by it (including amounts received by it from any subservicer) to the Collection Account (i) all identifiable payments by or on behalf of the Obligors with respect to the Trust Student Loans (other than Purchased Student Loans) as collected during the Collection Period and (ii) any Interest Subsidy Payments and Special Allowance Payments received by it with respect to the Trust Student Loans during the Collection Period.

Section 3.5. Application of Collections. With respect to each Trust Student Loan, all collections (including all Guarantee Payments) with respect thereto for each Collection Period shall be applied to interest and principal on such Trust Student Loan by the Subservicer or the Sub-Subservicer, as applicable, in accordance with its customary practice.

Section 3.6. Additional Deposits. The Subservicer or the Sub-Subservicer, as applicable, shall deposit or cause to be deposited in the Collection Account the aggregate purchase price with respect to Purchased Student Loans as determined pursuant to Section 4.5 of the Subservicing Agreement and Section 4.5 of the Sub-Subservicing Agreement, respectively, and all other amounts to be paid by the Subservicer under Section 4.5 of the Subservicing Agreement and the Sub-Subservicer under Section 4.5 of the Subservicing Agreement, on or before the third Business Day before the related Distribution Date, and the Depositor shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Depositor under Section 6 of the Sale Agreement when such amounts are due.

Section 3.7. Distributions. (a) On or before the third Business Day immediately preceding each Distribution Date, the Sub-Sub-Administrator shall calculate all amounts required to be deposited into the Collection Account from the Trust Accounts, as applicable, including the amount of all Investment Earnings to be transferred from the Trust Accounts to the Collection Account, and the amounts to be distributed therefrom on the related Distribution Date. On the fifth Business Day preceding each Monthly Servicing Payment Date that is not a Distribution Date, as applicable, the Sub-Sub-Administrator shall calculate all amounts required to be deposited into the Collection Account from the Reserve Account and the Capitalized Interest Account, and the amounts to be distributed therefrom on the related Monthly Servicing Payment Date. In addition to and in furtherance of the foregoing, the Sub-Sub-Administrator shall:

(i) calculate all amounts required to be deposited into the Collection Account from the Reserve Account and the Capitalized Interest Account on or before the second Business Day preceding each Distribution Date; and

(ii) calculate, in each case, if and to the extent applicable, the Interest Distribution Amount, the Specified Overcollateralization Amount, the Principal Distribution Amount and the Specified Reserve Account Balance on or before the second Business Day immediately preceding such Distribution Date.

(b) The Sub-Sub-Administrator shall instruct the Indenture Administrator in writing no later than the third Business Day preceding each Monthly Servicing Payment Date that is not a Distribution Date (based on the information contained in the Sub-Sub-Administrator’s Officers’ Certificate and the related Subservicer’s Report and/or Sub-Subservicer’s Report delivered pursuant to Section 4.1(a) and Section 4.1(b) below) to distribute, by 1:00 p.m. (New York time) on such Monthly Servicing Payment Date to the Sub-Subservicer, from and to the extent of Available Funds on deposit in the Collection Account the Subservicing Fee due with respect to the preceding calendar month, and the Indenture Administrator shall comply with such instructions received by the Sub-Sub-Administrator pursuant to this Section 3.7(b).

(c) The Sub-Sub-Administrator shall instruct the Indenture Administrator in writing no later than one Business Day preceding each Distribution Date (based on the information contained in the Sub-Sub-Administrator’s Certificate and the related Subservicer’s Report and/or Sub-Subservicer’s Report delivered pursuant to Section 4.1(a) and Section 4.1(c) below) to make the deposits and distributions set forth in Section 2.8 of the Administration Agreement to the Persons or to the account specified below by 1:00 p.m. (New York time) on such Distribution Date (provided, that funds are not required to be distributed pursuant to Section 5.4(b) of the Indenture). These deposits and distributions shall be made to the extent of the amount of Available Funds for that Distribution Date in the Collection Account, plus (i) amounts transferred from the Capitalized Interest Account pursuant to Section 3.9 and (ii) amounts transferred from the Reserve Account pursuant to Section 3.10. The amount of Available Funds in the Collection Account for each Distribution Date shall be distributed pursuant to the priority of distributions set forth under Section 2.8 of the Administration Agreement below. The Indenture Administrator shall comply with such instructions received from the Sub-Sub-Administrator pursuant to this Section 3.7(c); provided, that in the absence of receipt of such instructions from the Sub-Sub-Administrator, the Indenture Administrator shall take any necessary actions and make any required calculations as necessary to cause payment to Noteholders of the Interest Distribution Amount for any Distribution Date pursuant to Section 2.8 of the Administration Agreement.

The Sub-Sub-Administrator shall instruct the Indenture Administrator in writing no later than one Business Day preceding each Distribution Date to make the payments pursuant to paragraph (a)(2) of the definition of Available Funds.

(d) The Sub-Sub-Administrator shall instruct the Indenture Administrator in writing no later than one Business Day after receipt of a written request to reimburse the Subservicer and the Sub-Subservicer (to the extent of Available Funds) for any net payments made on behalf of the Issuer to the Department in respect of special allowance payment rebates pursuant to Section 3.8 of the Subservicing Agreement, Section 4.8 of the Subservicing Agreement or Section 4.8 of the Sub-Subservicing Agreement, as applicable.

Section 3.8. Priority of Distributions. On each Distribution Date, the Sub-Sub-Administrator shall instruct the Indenture Administrator to make the payments, deposits and distributions in the amounts and in the priority set forth in Section 2.8 of the Administration Agreement. The Subservicer and the Sub-Administrator hereby authorize and if requested shall instruct the Indenture Administrator to distribute amounts otherwise payable to (i) the Sub-Administrator in accordance with Section 2.8 of the Administration Agreement directly to the Sub-Sub-Administrator in respect of the Sub-Sub-Administration Fee and (ii) the Subservicer in accordance with Section 2.8 of the Administration Agreement directly to the Sub-Subservicer in respect of the Subservicing Fee and the Subservicing Carryover Fee, in each case, in accordance with the Sub-Sub-Administrator’s written instructions. Section 2.8 of the Administration Agreement is hereby incorporated herein by reference and shall survive termination of the Administration Agreement.

Section 3.9. Capitalized Interest Account. On the Closing Date, the Issuer deposited, or caused to be deposited, the Capitalized Interest Account Initial Deposit into the Capitalized Interest Account. The Sub-Sub-Administrator, acting on behalf of the Sub-Administrator, shall provide the instructions to be provided by the Administrator pursuant to Section 2.9 of the Administration Agreement. Section 2.9 of the Administration Agreement is hereby incorporated herein by reference and shall survive termination of the Administration Agreement.

Section 3.10. Reserve Account. On the Closing Date, the Depositor deposited, or caused to be deposited, the Reserve Account Initial Deposit into the Reserve Account. The Sub-Sub-Administrator, acting on behalf of the Sub-Administrator, shall provide the instructions to be provided by the Administrator pursuant to Section 2.10 of the Administration Agreement. Section 2.10 of the Administration Agreement is hereby incorporated herein by reference and shall survive termination of the Administration Agreement.

If the market value of securities and cash in the Reserve Account and any other Available Funds is on any Distribution Date sufficient to pay the remaining principal amount of and interest accrued on the Notes, and to pay any unpaid Subservicing Fee (as defined in the Subservicing Agreement), Primary Servicing Fees, Sub-Administration Fees and Administration Fees and all other amounts due by the Trust on such Distribution Date, such amount shall be so applied on such Distribution Date and the Sub-Sub-Administrator shall instruct the Owner Trustee and the Indenture Administrator to use all amounts in the Reserve Account and all other Available Funds to pay such amounts due or outstanding.

The Subservicer and the Sub-Administrator hereby authorize and if requested shall instruct the Indenture Administrator to distribute amounts otherwise payable to the Sub-Administrator in accordance with Section 3.10 of the Sub-Administration Agreement directly to the Sub-Sub-Administrator in respect of the Sub-Sub-Administration Fee in accordance with the Sub-Sub-Administrator’s written instructions.

Section 3.11. [Reserved].

Section 3.12. Investment Earnings; Other Trust Accounts. The Sub-Sub-Administrator shall instruct the Indenture Administrator to (1) withdraw all Investment Earnings, if any, on deposit in the Reserve Account and the Capitalized Interest Account on each Distribution Date; (2) deposit such amounts into the Collection Account; and (3) include such amounts as Available Funds for that Distribution Date.

Section 3.13. Statements to Holder of the Trust Certificate and Noteholders. No later than 11:00 a.m. (New York time) on the third Business Day preceding a Distribution Date, the Sub-Sub-Administrator shall provide the statement required of the Administrator pursuant to Section 2.13 of the Administration Agreement pursuant to and in accordance with the directions therein. In addition, such statement shall set forth the amount of the Sub-Subservicing Fee and any Sub-Subservicing Carryover Fee paid to the Sub-Subservicer on such Distribution Date and on the two preceding Monthly Servicing Payment Dates, and the amount, if any, of the Sub-Subservicing Carryover Fee remaining unpaid after giving effect to any such payments. Section 2.13 of the Administration Agreement is hereby incorporated herein by reference and shall survive termination of the Administration Agreement.

Section 3.14. Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Sub-Sub-Administrator are non-ministerial, the Sub-Sub-Administrator shall not take any action unless within a reasonable time before the taking of such action, the Sub-Sub-Administrator shall have notified the Sub-Administrator and the Owner Trustee of the proposed action and the Sub-Administrator (without limiting its obligations under Section 2.2(b) hereof) and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include:

(a) the amendment of or any supplement to the Indenture;

(b) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Trust Student Loans);

(c) the amendment, change or modification of the Basic Documents;

(d) the appointment of successor Note Registrars, successor Paying Agents, successor Indenture Trustees and successor Indenture Administrators pursuant to the Indenture or the appointment of Successor Administrators or Successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agents or Indenture Trustee of its obligations under the Indenture; and

(e) the removal of the Indenture Trustee.

Section 3.15. Exceptions. Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein, in the other Basic Documents or in the Eligible Lender Trust Agreement (Issuer), the Sub-Sub-Administrator shall not be obligated to, and shall not, (a) make any payments to the Noteholders under the Basic Documents, (b) sell the Indenture Trust Estate pursuant to Section 5.04 of the Indenture, (c) take any other action that the Issuer directs the Sub-Sub-Administrator not to take on its behalf, (d) in connection with its duties hereunder assume any indemnification obligation of any other Person or (e) service the Trust Student Loans.

Section 3.16. [Reserved].

Section 3.17. Sub-Subservicer and Sub-Sub-Administrator Expenses. Each of the Sub-Subservicer and the Sub-Sub-Administrator shall be severally required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Sub-Subservicer or the Sub- Sub-Administrator, as the case may be, and expenses incurred in connection with distributions and reports to the Indenture Administrator or to the holder of the Trust Certificate and the Noteholders, as the case may be.

Section 3.18. Appointment of Sub-Sub-Sub-Administrator. The Sub-Sub-Administrator may at any time appoint one or more other sub-sub-sub-administrators from time to time to perform all or any portion of its obligations as Sub-Sub-Administrator hereunder; provided, however, that any applicable [Notice Condition] shall have been satisfied in connection therewith; provided, further, that the Sub-Sub-Administrator shall remain obligated and be liable to the Issuer, the Sub-Administrator, the Owner Trustee, the Indenture Administrator, the Indenture Trustee and the Noteholders for administering the Issuer in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such sub-sub-sub-administrator and to the same extent and under the same terms and conditions as if the Administrator alone were administering the Issuer. The fees and expenses of the sub-sub-sub-administrator shall be as agreed between the Sub-Sub-Administrator and its sub-sub-sub-administrator from time to time and none of the Issuer, the Administrator, the Owner Trustee, the Indenture Administrator, the Indenture Trustee or the Noteholders shall have any responsibility therefor. With respect to satisfying the Notice Condition referred to above, the term “sub-sub-sub-administrator” shall be deemed not to include systems providers, systems developers or systems maintenance contractors, collection agencies, credit bureaus, lock box providers, mail service providers and other similar types of service providers.

Section 3.19. Additional Duties and Liabilities. The parties acknowledge that CSD may at any time appoint a subcontractor or subcontractors to perform all or any of its obligations hereunder; provided, that CSD shall remain obligated and liable to the Subservicer for the administration of the Issuer in accordance with the provisions herein; and provided, further, that the foregoing shall not affect any limitation of liability of CSD under this Agreement.

ARTICLE IV

Section 4.1. Sub-Sub-Administrator’s Certificate; Sub-Subservicer’s Report. (a)  On or before the tenth day of each month (or, if any such day is not a Business Day, on the next succeeding Business Day), the Sub-Subservicer shall deliver to the Sub-Sub-Administrator a Sub-Subservicer’s Report with respect to the preceding month containing all information necessary for the Sub-Sub-Administrator to receive in connection with the preparation of the Sub-Sub-Administrator’s Officers’ Certificate covering such calendar month referred to in Section  4.1(b) below. On or before the tenth day (or, if any such day is not a Business Day, on the next succeeding Business Day), preceding each Distribution Date the Sub-Subservicer shall deliver to the Sub-Administrator and the Sub-Sub-Administrator a Sub-Subservicer’s Report with respect to the preceding Collection Period containing all information necessary for the Sub-Sub-Administrator to receive in connection with the preparation of the Sub-Sub-Administrator’s Certificate covering such Collection Period referred to in Section 4.1(c) below.

(b) On the third Business Day prior to each Monthly Servicing Payment Date that is not a Distribution Date, the Sub-Sub-Administrator shall deliver to the Owner Trustee and the Indenture Administrator, a Sub-Sub-Administrator’s Officers’ Certificate containing all information necessary to pay the Subservicer the Subservicing Fee and the Sub-Subservicer the Sub-Subservicing Fee due on such Monthly Servicing Payment Date pursuant to Section 3.7(b) above.

(c) On the third Business Day prior to a Distribution Date, the Sub-Sub-Administrator shall deliver to the Owner Trustee and the Indenture Administrator, with a copy to the Rating Agencies, a Sub-Sub-Administrator’s Certificate containing all information necessary to make the distributions pursuant to Sections Section 3.7 and Section 3.7(d) above, if applicable, for the Collection Period preceding the date of such Sub-Sub-Administrator’s Certificate.

(d) Prior to each Determination Date, the Sub-Sub-Administrator shall determine the Note Rate that will be applicable to the Distribution Date following such Determination Date, in compliance with its obligation to prepare and deliver a Sub-Sub-Administrator’s Certificate on such Determination Date pursuant to this Section 4.1. In connection therewith, the Sub-Sub-Administrator shall calculate Two-Month LIBOR and Three-Month LIBOR for the first Accrual Period and for each subsequent Accrual Period shall calculate, on each LIBOR Determination Date during such Accrual Period, Three-Month LIBOR.

(e) The Sub-Sub-Administrator shall furnish to the Issuer from time to time such information regarding the Collateral as the Issuer shall reasonably request.

(f) At the request of the Rating Agencies, the Indenture Administrator shall send a copy of any Officer’s Certificate and any report referred to in this Section 4.1 to the Rating Agencies.

(g) On or before the sixtieth day following a Distribution Date, and provided that reasonable request therefor has been made on or before such Distribution Date, the Sub-Sub-Administrator shall provide to any Rating Agency information with respect to a pool of loans representative of the Trust Student Loans as of the last day of the related Collection Period.

Section 4.2. Annual Statement as to Compliance; Notice of Default; Financial Statements. (a) Each of the Sub-Subservicer and the Sub-Sub-Administrator shall deliver to the Owner Trustee, the Servicer, the Administrator, the Indenture Trustee and the Indenture Administrator, by March 20th of each calendar year commencing in the calendar year of the Effective Date, if prior to March 20th, or the following year, if after March 20th (or if not a Business Day, the immediately preceding Business Day), an Officer’s Certificate of the Sub-Subservicer or the Sub-Sub-Administrator, as the case may be, dated as of December 31st of the preceding year, stating that (i) a review of the activities of the Sub-Subservicer or the Sub-Sub-Administrator, as the case may be, during the preceding 12-month period (or, in the case of the first such certificate, during the period from the Effective Date to December 31, [    ]) and of its performance under this Agreement has been made under such officers’ supervision and (ii) to the best of such officers’ knowledge, based on such review, the Sub-Subservicer or the Sub-Sub-Administrator, as the case may be, has fulfilled its obligations in all material respects under this Agreement and, with respect to the Sub-Subservicer, the Sub-Subservicing Agreement throughout such year or, if there has been a material default in the fulfillment of any such obligation, specifying each such material default known to such officers and the nature and status thereof. A copy of each such Officers’ Certificate and each report referred to in Section 4.1 may be obtained by the holder of the Trust Certificate, any Noteholder or any Note Owner by a request in writing to the Owner Trustee addressed to its Corporate Trust Office, together with evidence satisfactory to the Owner Trustee that such Person is one of the foregoing parties. Upon the telephone request of the Owner Trustee, the Indenture Administrator shall promptly furnish the Owner Trustee a list of Noteholders as of the date specified by the Owner Trustee.

(a) The Sub-Subservicer shall deliver to the Servicer, the Sub-Administrator, the Owner Trustee, the Indenture Trustee, the Indenture Administrator and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers’ Certificate of the Sub-Subservicer of any event which with the giving of notice or lapse of time, or both, would become a Sub-Subservicer Default under Section 6.01 of the Sub-Subservicing Agreement, a Subservicer Default under Section 6.01 of the Subservicing Agreement or a Servicer Default under Section 5.01 of the Servicing Agreement.

(b) The Sub-Sub-Administrator shall deliver to the Administrator, the Owner Trustee, the Indenture Trustee, the Indenture Administrator and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers’ Certificate of the Sub-Sub-Administrator of any event which with the giving of notice or lapse of time, or both, would become a Sub-Sub-Administrator Default under Section 6.1 below.

(c) At any time that the Sub-Sub-Administrator is not an Affiliate of the Depositor, the Sub-Sub-Administrator shall provide to the Administrator, Sub-Administrator, the Owner Trustee, the Indenture Trustee, the Indenture Administrator and the Rating Agencies (i) as soon as possible and in no event more than 120 days after the end of each fiscal year of the Sub-Sub-Administrator, audited financials on a consolidated basis as at the end of and for such year and (ii) as soon as possible and in no event more than 30 days after the end of each quarterly accounting period of the Sub-Sub-Administrator unaudited financials as at the end of and for such period.

Section 4.3. Annual Independent Certified Public Accountants’ Report. Each of the Sub-Subservicer and the Sub-Sub-Administrator shall cause a registered public accounting firm (as the term is used in Item 1122 of Regulation AB), which may also render other services to the Sub-Subservicer or the Sub-Sub-Administrator, as the case may be, to deliver to the Owner Trustee, the Sub-Administrator and the Rating Agencies on or before March 20th of each calendar year commencing in the calendar year of the Effective Date, if prior to March 20th, or the following year, if after March 20th, a report addressed to the Sub-Subservicer or the Sub-Sub-Administrator, as the case may be, and to the Owner Trustee, to the effect that such firm has examined certain documents and records relating to the servicing or the administration, as the case may be, of the Trust Student Loans and of the Trust during the preceding calendar year (or, in the case of the first such report, during the period from the Effective Date to December 31, [    ]) in evaluating the Sub-Subservicer’s and Sub-Sub-Administrator’s compliance with the Sub-Subservicing Agreement and this Agreement, respectively, and that, on the basis of the auditing and accounting procedures considered appropriate under the circumstances and in accordance with standards established by the American Institute of Certified Public Accountants, such firm is of the opinion that the servicing and administration, as applicable, of the Trust Student Loans and the Issuer was conducted, in all material respects, in compliance with the terms of the Sub-Subservicing Agreement and this Agreement, respectively, except for such exceptions as shall be set forth in such report. Such report will also indicate that the firm is independent of the Sub-Subservicer or the Sub-Sub-Administrator, as the case may be, within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants. The Sub-Sub-Administrator shall promptly deliver a copy of any such report delivered by a registered public accounting firm to the Depositor, the Indenture Administrator and the Indenture Trustee.

ARTICLE V

Section 5.1. Representations of Sub-Sub-Administrator. Citibank (South Dakota) National Association, as Sub-Sub-Administrator, makes the following representations on which the Sub-Administrator is deemed to have relied in appointing Citibank (South Dakota) National Association as Sub-Sub-Administrator pursuant to this Agreement. The representations speak as of the execution and delivery of this Agreement and as of the Effective Date.

(a) Organization and Good Standing. The Sub-Sub-Administrator is duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its organization and has all requisite corporate or similar power and authority to carry on its business as now conducted and is duly qualified, has obtained all licenses and approvals to do business and is in good standing in each jurisdiction where such qualification or licensing is required.

(b) Power and Authority. The Sub-Sub-Administrator has the corporate power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery and performance of this Agreement have been duly authorized by the Sub-Sub-Administrator by all necessary corporate action.

(c) Binding Obligation. This Agreement has been duly authorized, executed and delivered by the Sub-Sub-Administrator and, assuming that it is duly executed and delivered by the parties hereto, constitutes a valid and binding agreement of the Sub-Sub-Administrator, enforceable against the Sub-Sub-Administrator in accordance with its terms; except that the enforceability hereof may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and (c) with respect to rights to indemnity hereunder, limitations of public policy under applicable securities laws.

(d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or by-laws of the Sub-Sub-Administrator, or any indenture, agreement or other instrument to which the Sub-Sub-Administrator is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the knowledge of the Sub-Sub-Administrator, any order, rule or regulation applicable to the Sub-Sub-Administrator of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Sub-Sub-Administrator or its properties.

(e) No Proceedings. There are no legal or governmental proceedings or investigations pending against the Sub-Sub-Administrator or, to its best knowledge, threatened or contemplated against the Sub-Sub-Administrator or to which the Sub-Sub-Administrator or any of its subsidiaries is party or of which any property of the Sub-Sub-Administrator or any of its subsidiaries is the subject, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Sub-Sub-Administrator or its properties or by any other party: (i) asserting the invalidity of this Agreement or any of the other Basic Documents, the Notes or the Trust Certificate, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Sub-Sub-Administrator of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents, the Trust, the Notes or the Trust Certificate or (iv) seeking to affect adversely the federal or state income tax attributes of the Issuer, the Notes or the Trust Certificate.

(f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Sub-Sub-Administrator in connection with the execution and delivery by the Sub-Sub-Administrator of this Agreement and the performance by the Sub-Sub-Administrator of the transactions contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect.

Section 5.2. Liability of Sub-Sub-Administrator; Indemnities. (a) The Sub-Sub-Administrator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Sub-Sub-Administrator under this Agreement.

(b) The Sub-Sub-Administrator shall indemnify, defend and hold harmless the Issuer, the holder of the Trust Certificate, the Eligible Lender Trustee, the Indenture Trustee, the Indenture Administrator, the Owner Trustee (in its individual capacity and as trustee) and the Noteholders and any of the officers, directors, employees and agents of the Issuer from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Sub-Sub-Administrator in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties hereunder or thereunder.

(c) The Sub-Sub-Administrator shall indemnify the Indenture Trustee and the Indenture Administrator in their individual capacities and any of their officers, directors, employees and agents against any and all loss, liability, claim or expense (including, without limitation, costs and expenses of litigation and of investigation counsel fees, damages, judgments and amounts paid in settlement) incurred by them in connection with the performance of their duties under the Indenture and the other Basic Documents. The Indenture Trustee and the Indenture Administrator shall notify the Issuer and the Sub-Sub-Administrator promptly of any claim for which they may seek indemnity. Failure by the Indenture Trustee or the Indenture Administrator to so notify the Issuer and the Sub-Sub-Administrator shall not relieve the Issuer or the Sub-Sub-Administrator of its obligations hereunder and under the other Basic Documents. Neither the Issuer nor the Sub-Sub-Administrator need to reimburse any expense or indemnify against any loss, liability, claim or expense incurred by the Indenture Trustee or the Indenture Administrator through its own willful misconduct, negligence or bad faith.

(d) The Sub-Sub-Administrator shall indemnify the Owner Trustee, the Indenture Trustee, the Indenture Administrator and the Eligible Lender Trustee in their individual capacities and any of their officers, directors, employees and agents against any and all loss, liability, claims, actions, suits, damages, costs, penalties, taxes (excluding taxes payable by it on any compensation received by it for its services as trustee) of any kind and nature whatsoever or expense (including attorneys’ fees) incurred by them in connection with the performance of their duties under the Trust Agreement and the Eligible Lender Trust Agreements and the other Basic Documents. The obligations of the Sub-Sub-Administrator under this clause (d) shall survive the termination of the Trust Agreement and the resignation or removal of the Owner Trustee, the Indenture Trustee and the Indenture Administrator.

(e) Without limiting the generality of the foregoing, the Sub-Sub-Administrator shall indemnify the Owner Trustee in its individual capacity and any of its officers, directors, employees and agents against any and all liability relating to or resulting from any of the following to the extent such claim arises after the Effective Date:

(i) any claim that the Trust Student Loans (or any guarantee with respect thereto) are delinquent, uncollectable, uninsured, illegal, invalid or unenforceable;

(ii) any claim that the Trust Student Loans have not been administered, serviced or collected in accordance with applicable federal and state laws or the requirements of any Guarantor;

(iii) any claim that any original note or other document evidencing or relating to the Trust Student Loans has been lost, misplaced or destroyed;

(iv) any claim for failure to comply with the provisions of 34 CFR Sec. 682.203(b); and

(v) any and all liabilities, obligations, losses, damages, taxes (other than taxes incurred as the result of the payment of fees and expenses pursuant to Section 8.01 of the Trust Agreement), claims, actions, suits, costs, expenses and disbursements (including legal fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by or asserted at any time against the Owner Trustee (individually or otherwise) (whether or not indemnified against by other parties) in any way relating to or arising out of the Trust Agreement, the Eligible Lender Trust Agreement (Issuer), any Basic Document, the administration of the Trust Estate or the action or inaction of the Owner Trustee thereunder.

(f) The Owner Trustee shall notify the Sub-Sub-Administrator promptly of any claim for which it may seek indemnity. Failure by the Owner Trustee to so notify the Sub-Sub-Administrator shall not relieve the Sub-Sub-Administrator of its obligations hereunder and under the other Basic Documents. The Sub-Sub-Administrator shall defend the claim and the Sub-Sub-Administrator shall not be liable for the legal fees and expenses of the Owner Trustee after it has assumed such defense; provided, however, that in the event that there may be a conflict between the positions of the Owner Trustee and the Sub-Sub-Administrator in conducting the defense of such claim, the Owner Trustee shall be entitled to separate counsel the fees and expenses of which shall be paid by the Sub-Sub-Administrator on behalf of the Issuer. Neither the Issuer nor the Sub-Sub-Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Owner Trustee through the Owner Trustee’s own willful misconduct, gross negligence or bad faith.

(g) The Depositor shall pay reasonable compensation to the Indenture Trustee, the Indenture Administrator, the Eligible Lender Trustee and the Owner Trustee and shall reimburse the Indenture Trustee, the Indenture Administrator, the Eligible Lender Trustee and the Owner Trustee for all reasonable expenses, disbursements and advances.

(h) For purposes of this Section 5.2, in the event of the termination of the rights and obligations of the Sub-Sub-Administrator (or any successor thereto pursuant to Section 5.3 below) as Sub-Sub-Administrator pursuant to Section 6.1 below, or a resignation by such Sub-Sub-Administrator pursuant to this Agreement, such Sub-Sub-Administrator shall be deemed to be the Sub-Sub-Administrator pending appointment of a successor Sub-Sub-Administrator pursuant to Section 6.2 below.

(i) Citibank (South Dakota) National Association will assume, pay, perform and otherwise discharge substantially all of the duties, obligations and liabilities of Sallie Mae, Inc., as Sub-Administrator under the Sub-Administration Agreement, including all indemnities provided by Sallie Mae, Inc., as Sub-Administrator thereunder, and will additionally indemnify Sallie Mae, Inc., as Sub-Administrator and its permitted successors and assigns for all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon Sallie Mae, Inc., as Sub-Administrator through, the negligence, willful misfeasance or bad faith of Citibank (South Dakota) National Association in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties hereunder. Citibank (South Dakota) National Association will also indemnify Sallie Mae, Inc., as Sub-Administrator and its successor and assigns in their individual capacities and any of their officers, directors, employees and agents against any and all loss, liability, claim or expense (including costs and expenses of litigation and of investigation counsel fees, damages, judgments and amounts paid in settlement) incurred by them in connection with the performance of their duties under the Sub-Administration Agreement or in accepting instructions from the Sub-Sub-Administrator in the execution and delivery of any requested documentation.

(j) Indemnification under this Section 5.2 shall survive the resignation or removal of the Administrator, the Sub-Administrator, the Sub-Sub-Administrator, the Owner Trustee, the Indenture Trustee, the Eligible Lender Trustee or the Indenture Administrator or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Sub-Sub-Administrator shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Sub-Sub-Administrator, without interest.

Section 5.3. Merger or Consolidation of, or Assumption of the Obligations of, Sub-Sub-Administrator. Any Person (a) into which the Sub-Sub-Administrator may be merged or consolidated, (b) which may result from any merger or consolidation to which the Sub-Sub-Administrator shall be a party or (c) which may succeed to the properties and assets of the Sub-Sub-Administrator substantially as a whole, shall be the successor to the Sub-Sub-Administrator without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Sub-Sub-Administrator hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Sub-Sub-Administrator, if other than Citibank (South Dakota) National Association, executes an agreement that states expressly that such Person assumes to perform every obligation of the Sub-Sub-Administrator under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5.1 shall have been breached and no Sub-Sub-Administrator Default, and no event that, after notice or lapse of time, or both, would become a Sub-Sub-Administrator Default shall have occurred and be continuing, (iii) the surviving Sub-Sub-Administrator, if other than Citibank (South Dakota) National Association, shall have delivered to the Administrator, the Owner Trustee, the Indenture Trustee and the Indenture Administrator an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 5.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the [Notice Condition] shall have been satisfied with respect to such transaction, (iv) unless Citibank (South Dakota) National Association is the surviving entity, such transaction will not result in a material adverse federal or state tax consequence to the Issuer, the Noteholders or the holder of the Trust Certificate and (v) unless Citibank (South Dakota) National Association is the surviving entity, the Sub-Sub-Administrator shall have delivered to the Administrator, the Sub-Administrator, the Owner Trustee, the Indenture Trustee and the Indenture Administrator an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee, the Indenture Trustee and Indenture Administrator, respectively, in the Trust

Student Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Anything in this Section 5.3 to the contrary notwithstanding, the Sub- Sub-Administrator may at any time assign its rights, obligations and duties under this Agreement to an Affiliate provided that the [Notice Condition] is satisfied in respect thereof.

Section 5.4. Limitation on Liability of Sub-Sub-Administrator and Sub-Subservicer. (a) Neither the Sub-Sub-Administrator, the Sub-Subservicer nor any of their respective directors, officers, employees or agents shall be under any liability to the Issuer, the Noteholders or the holder of the Trust Certificate, or to the Administrator, the Servicer, the Indenture Trustee, the Indenture Administrator or the Owner Trustee except as provided under this Agreement for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that these provisions shall not protect the Sub-Sub-Administrator, the Sub-Subservicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Sub-Sub-Administrator, the Sub-Subservicer and any of their respective directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder; provided, however, that the Sub-Sub-Administrator and Sub-Subservicer shall not rely on any document which is determined by the Sub-Sub-Administrator or the Sub-Subservicer, as applicable, in its reasonable judgment to be erroneous on its face.

(b) Except as provided in this Agreement, the Sub-Sub-Administrator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to administer the Trust Student Loans and the Trust in accordance with this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Sub-Sub-Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the holder of the Trust Certificate under this Agreement and the Noteholders under the Indenture and under this Agreement.

Section 5.5. Sub-Sub-Administrator May Own Certificates or Notes. The Sub-Sub-Administrator and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of the Trust Certificate or Notes with the same rights as it would have if it were not the Sub-Sub-Administrator or an Affiliate thereof, except as expressly provided herein or in any other Basic Document.

Section 5.6. Citibank (South Dakota) National Association Not to Resign as Sub-Sub-Administrator. Subject to the provisions of Section 5.3 above, Citibank (South Dakota) National Association shall not resign from the obligations and duties imposed on it as Sub-Sub-Administrator under this Agreement without the prior written consent of the Sub-Administrator and Citibank, N.A. except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or shall violate any final order of a court or administrative agency with jurisdiction over Citibank (South Dakota) National Association or its properties. Notice of any such determination permitting or requiring the resignation of Citibank (South Dakota) National Association shall be communicated to the Owner Trustee and the Indenture Administrator at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Administrator concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Administrator or a successor to the Sub-Sub-Administrator shall have assumed the responsibilities and obligations of Citibank (South Dakota) National Association in accordance with Section 6.2 below. Anything in this Section 5.6 to the contrary notwithstanding, the Sub-Sub-Administrator may resign at any time subsequent to the assignment of its rights, duties and obligations hereunder pursuant to Section 5.3 above.

ARTICLE VI

Section 6.1. Sub-Sub-Administrator Default. If any one of the following events (a “Sub-Sub-Administrator Default”) shall occur and be continuing:

(a) (i) in the event that daily deposits into the Collection Account are not required, any failure by the Sub-Sub-Administrator to deliver to the Indenture Administrator for deposit in the Trust Accounts any Available Funds required to be paid on or before the Business Day immediately preceding any Monthly Servicing Payment Date or Distribution Date, as applicable; or

(i) any failure by the Sub-Sub-Administrator to direct the Indenture Administrator to make any required distributions from any of the Trust Accounts on any Monthly Servicing Payment Date or Distribution Date, which failure in case of either clause (i) or (ii) continues unremedied for five Business Days after written notice of such failure is received by the Sub-Sub-Administrator from the Indenture Administrator or the Owner Trustee or after discovery of such failure by an officer of the Sub-Sub-Administrator; or

(b) any failure by the Sub-Sub-Administrator duly to observe or to perform in any material respect any other term, covenant or agreement of the Sub-Sub-Administrator set forth in this Agreement or of the Administrator set forth in any other Basic Documents, which failure shall (i) materially and adversely affect the rights of Noteholders or the holder of the Trust Certificate and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Sub-Sub-Administrator by the Indenture Administrator or the Owner Trustee or (B) to the Sub-Sub-Administrator, the Indenture Administrator and the Owner Trustee by the Noteholders or the holder of the Trust Certificate, as applicable, representing at least 50% of the Outstanding Amount of the Notes or representing the whole of the outstanding Trust Certificate (including such Trust Certificate if owned by the Depositor);

(c) an Insolvency Event occurs with respect to the Sub-Sub-Administrator; or

(d) any failure by the Sub-Sub-Administrator to deliver any information, report, certification or accountants’ letter when and as required under Article X which continues unremedied for fifteen (15) calendar days after the date on which such information, report, certification or accountants’ letter was required to be delivered;

then, and in each and every case, so long as the Sub-Sub-Administrator Default shall not have been remedied, the Sub-Administrator, by notice then given in writing to the Sub-Sub-Administrator may or upon receipt of written instruction from the Indenture Trustee shall, terminate all the rights and obligations (other than the obligations set forth in Section 5.2 above) of the Sub-Sub-Administrator under this Agreement. On or after the receipt by the Sub-Sub-Administrator of such written notice, all authority and power of the Sub-Sub-Administrator under this Agreement, whether with respect to the Notes, the Trust Certificate, the Trust Student Loans or otherwise, shall, without further action, pass to and be vested in the Sub-Administrator or such successor to the Sub-Sub-Administrator as may be appointed under Section 6.2 below; and, without limitation, the Sub-Administrator, the Indenture Administrator and the Owner Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Sub-Sub-Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The predecessor Sub-Sub-Administrator shall cooperate with the successor to the Sub-Sub-Administrator, the Sub-Administrator, the Indenture Administrator and the Owner Trustee in effecting the termination of the responsibilities and rights of the predecessor Sub-Sub-Administrator under this Agreement. All reasonable costs and expenses (including attorneys’ fees) incurred in connection with amending this Agreement to reflect such succession as Sub-Sub-Administrator pursuant to this Section 6.1 shall be paid by the predecessor Sub-Sub-Administrator [(other than the Indenture

Administrator acting as the Administrator under this Section 6.1)] upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Sub-Sub-Administrator Default, the Owner Trustee shall give notice thereof to the Sub-Administrator and the Rating Agencies.

In addition, notwithstanding anything above to the contrary, no Sub-Sub-Administrator Default shall be deemed to have occurred if the event or events giving rise to such Sub-Sub-Administrator Default are solely the result of the Sub-Administrator having breached its duties under the Sub-Administration Agreement. In such an event, the Sub-Administrator agrees cooperate with the Administrator, the Sub-Sub-Administrator, the Issuer, the Indenture Administrator and the Indenture Trustee in effecting a replacement of the Sub-Administrator, under the Sub-Administration Agreement, with the Sub-Sub-Administrator, as successor administrator.

Section 6.2. Appointment of Successor. (a) Upon receipt by the Sub-Sub-Administrator of notice of termination pursuant to Section 6.1 above, or the resignation by the Sub-Sub-Administrator in accordance with the terms of this Agreement, the predecessor Sub-Sub-Administrator shall continue to perform its functions as Sub-Sub-Administrator under this Agreement in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (i) the date 120 days from the delivery to the Sub-Administrator, the Owner Trustee, the Indenture Trustee and the Indenture Administrator of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (ii) the date upon which the predecessor Sub-Sub-Administrator shall become unable to act as Sub-Sub-Administrator as specified in the notice of resignation and accompanying Opinion of Counsel (the “Transfer Date”). In the event of the termination hereunder of the Sub-Sub-Administrator, the Sub-Administrator on behalf of the Issuer shall appoint a successor to the Sub-Sub-Administrator acceptable to the Sub-Administrator, and the successor to the Sub-Sub-Administrator shall accept its appointment by a written assumption in form acceptable to the Sub-Administrator. In the event that a successor to the Sub-Sub-Administrator has not been appointed at the time when the predecessor Sub-Sub-Administrator has ceased to act as Sub-Sub-Administrator in accordance with this Section, the Indenture Administrator without further action shall automatically be appointed the successor to the Sub-Sub-Administrator and the Indenture Administrator shall be entitled to the Sub-Sub- Administration Fee. Notwithstanding the above, the Indenture Administrator shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established institution whose regular business shall include the servicing of student loans, as the successor to the Sub-Sub-Administrator under this Agreement.

(b) Upon appointment, the successor to the Sub-Sub-Administrator (including the Indenture Administrator acting as successor to the Sub-Sub-Administrator), shall be the successor in all respects to the predecessor Sub-Sub-Administrator and shall be subject to all the responsibilities, duties and liabilities placed on the predecessor Sub-Sub-Administrator that arise thereafter or are related thereto and shall be entitled to an amount agreed to by such successor to the Sub-Sub-Administrator (which shall not exceed the Sub-Administration Fee unless the [Notice Condition] has been satisfied in respect thereof) and all the rights granted to the predecessor Sub-Sub-Administrator by the terms and provisions of this Agreement.

(c) Notwithstanding the foregoing or anything to the contrary herein or in the other Basic Documents, the Indenture Administrator, to the extent it is acting as successor to the Sub-Sub-Administrator pursuant hereto and thereto, shall be entitled to resign to the extent a qualified successor to the Sub-Sub-Administrator has been appointed and has assumed all the obligations of the Sub-Sub-Administrator in accordance with the terms of this Agreement and the other Basic Documents.

Section 6.3. Notification to Noteholders and Holder of Trust Certificate. Upon any termination of, or appointment of a successor to, the Sub-Sub-Administrator pursuant to this Article VI, the Owner Trustee shall give prompt written notice thereof to the holder of the Trust Certificate and the Indenture Administrator shall give prompt written notice thereof to Noteholders and the Rating Agencies (which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Rating Agencies).

Section 6.4. Waiver of Past Defaults. The Sub-Administrator or the Noteholders of Notes evidencing at least a majority of the Outstanding Amount of the Notes (or the holder of the Trust Certificate, in the case of any default which does not adversely affect the Indenture Administrator or the Noteholders) may, on behalf of all Noteholders and the holder of the Trust Certificate, waive in writing any default by the Sub-Sub-Administrator in the performance of its obligations hereunder and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Sub-Sub-Administrator Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.]

ARTICLE VII

Section 7.1. Termination.

(a) Optional Purchase of All Trust Student Loans. The Sub-Sub-Administrator shall notify the Sub-Subservicer, the Servicer, the Sub-Administrator, the Administrator, the Depositor, the Issuer and the Indenture Administrator in writing, within 15 days after the last day of any Collection Period as of which the then outstanding Pool Balance is 12% or less of the Initial Pool Balance, of the percentage that the then outstanding Pool Balance bears to the Initial Pool Balance. As of the last day of any Collection Period immediately preceding a Distribution Date as of which the then outstanding Pool Balance is 10% or less of the Initial Pool Balance, the Eligible Lender Trustee on behalf and at the direction of the Sub-Subservicer (as assignee of such right pursuant to the Sub-Subservicing Agreement), or any other “eligible lender” (within the meaning of the Higher Education Act) designated by the Sub-Subservicer in writing to the Owner Trustee and the Indenture Administrator, shall have the option to purchase the Trust Estate, other than the Trust Accounts. To exercise such option, the Sub-Subservicer shall deposit, pursuant to Section 3.6 above, in the Collection Account an amount equal to the aggregate Purchase Amount for the Trust Student Loans and the related rights with respect thereto, and shall succeed to all interests in and to the Issuer; provided, however, that the Sub-Subservicer may not effect such purchase if (i) such aggregate Purchase Amounts do not equal or exceed the Minimum Purchase Amount plus any Carryover Servicing Fees or (ii) such aggregate Purchase Amounts exceed the Maximum Purchase Amount. In the event the Sub-Subservicer fails to notify the Owner Trustee, the Indenture Trustee and the Indenture Administrator in writing prior to the acceptance by the Indenture Trustee of a bid to purchase the Trust Estate pursuant to Section 4.4 of the Indenture that the Sub-Subservicer intends to exercise its option to purchase the Trust Estate, the Sub-Subservicer shall be deemed to have waived its option to purchase the Trust Estate as long as the Sub-Subservicer has received 5 business days’ notice of its option to purchase and it has failed to notify the Eligible Lender Trustee, the Indenture Trustee and the Indenture Administrator of its exercise of such option prior to the Third-Party Financial Advisor accepting a bid to purchase such the Trust Student Loans remaining in the Trust, as provided in Section 4.4 of the Indenture.

(b) Notice. Notice of any termination of the Trust shall be given by the Sub-Sub-Administrator to the Sub-Administrator, the Owner Trustee, the Indenture Trustee and the Indenture Administrator as soon as practicable after the Sub-Sub-Administrator has received notice thereof.

(c) Succession. Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the holder of the Trust Certificate shall succeed to the rights of the Noteholders hereunder and the Owner Trustee shall succeed to the rights of, and assume the obligations of, the Indenture Trustee and the Indenture Administrator pursuant to this Agreement and any other Basic Documents.

ARTICLE VIII

Section 8.1. Protection of Interests in Trust. (a) The Sub-Sub-Administrator, on behalf of the Depositor, shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer and the Indenture Trustee in the Trust Student Loans and in the proceeds thereof. The Sub-Sub-Administrator shall deliver (or cause to be delivered) to the Owner Trustee, the Indenture Trustee and the Indenture Administrator file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(b) Neither the Depositor nor the Sub-Subservicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Owner Trustee, the Sub-Administrator, the Indenture Trustee and the Indenture Administrator at least five days’ prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

(c) Each of the Depositor and the Sub-Subservicer shall have an obligation to give the Owner Trustee, the Sub-Administrator, the Indenture Trustee and the Indenture Administrator at least 60 days’ prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment. The Sub-Subservicer shall at all times maintain each office from which it shall service Trust Student Loans, and its principal executive office, within the United States of America.

(d) The Sub-Subservicer shall maintain accounts and records as to each Trust Student Loan accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Trust Student Loan, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Trust Student Loan and the amounts from time to time deposited by the Sub-Subservicer in the Collection Account in respect of such Trust Student Loan.

(e) The Sub-Subservicer shall maintain its computer systems so that, from and after the time of sale of the Trust Student Loans to the Owner Trustee on behalf of the Issuer, the Sub-Subservicer’s master computer records (including any backup archives) that refer to a Trust Student Loan shall indicate clearly the interest of the Issuer, the Owner Trustee and the Indenture Trustee in such Trust Student Loan and that such Trust Student Loan is owned by the Owner Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer’s, the Owner Trustee’s and the Indenture Trustee’s interest in a Trust Student Loan shall be deleted from or modified on the Sub-Subservicer’s computer systems when, and only when, the related Trust Student Loan shall have been paid in full or repurchased.

(f) If at any time the Depositor or the Sub-Sub-Administrator shall propose to sell, grant a security interest in, or otherwise transfer any interest in student loans to any prospective purchaser, lender or other transferee, the Sub-Subservicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they refer in any manner whatsoever to any Trust Student Loan, indicate clearly that such Trust Student Loan has been sold and is owned by the Owner Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee.

(g) Upon reasonable notice, the Sub-Subservicer shall permit the Indenture Administrator and the Indenture Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Sub-Subservicer’s records regarding any Trust Student Loan.

(h) Upon request, at any time the Owner Trustee or the Indenture Administrator have reasonable grounds to believe that such request would be necessary in connection with its performance of its duties under the Basic Documents, the Sub-Subservicer shall furnish to the Owner Trustee or to the Indenture Administrator (in each case, with a copy to the Sub-Sub-Administrator and the Indenture Trustee), within five Business Days, a list of all Trust Student Loans (by borrower social security number, type of loan and date of issuance) then held as part of the Trust, and the Sub-Sub-Administrator shall furnish to the Owner Trustee or to the Indenture Administrator (with a copy to the Indenture Trustee), within 20 Business Days thereafter, a comparison of such list to the list of initial Trust Student Loans set forth in Schedule A to the Indenture as of the Closing Date and, for each Trust Student Loan that has been removed from the pool of loans held by the Owner Trustee on behalf of the Issuer, information as to the date as of which and circumstances under which each such Trust Student Loan was so removed.

(i) The Depositor shall deliver to the Owner Trustee, the Indenture Trustee and the Indenture Administrator:

(i) promptly after the execution and delivery of this Agreement and of each amendment thereto and on each Transfer Date, an Opinion of Counsel either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Trust Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

(ii) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Trust Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; provided, that a single Opinion of Counsel may be delivered in satisfaction of the foregoing requirement and that of Section 3.6(b) of the Indenture.

(j) Each Opinion of Counsel referred to in subclause (i) or (ii) of clause (i) above shall specify (as of the date of such opinion and given all applicable laws as in effect on such date) any action necessary to be taken in the following year to preserve and protect such interest.

(k) The Depositor shall, to the extent required by applicable law, cause the Trust Certificate and the Notes to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such Sections.

ARTICLE IX

Section 9.1. Independence of the Sub-Sub-Administrator. For all purposes of this Agreement, the Sub-Sub-Administrator shall be an independent contractor and shall not be subject to the supervision of the Sub-Administrator with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Sub-Administrator, the Sub-Sub-Administrator shall have no authority to act for or represent the Sub-Administrator in any way and shall not otherwise be deemed an agent of the Sub-Administrator.

Section 9.2. No Joint Venture. Nothing contained in this Agreement (a) shall constitute the Sub-Sub-Administrator and the Sub-Administrator as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (b) shall be construed to impose any liability as such on either of them or (c) shall be deemed to confer on either of them any express, implied or apparent authority to incur any obligation or liability on behalf of the other.

Section 9.3. Other Activities of Sub-Sub-Administrator. Nothing herein shall prevent the Sub-Sub-Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Administrator, the Issuer, the Owner Trustee, the Indenture Trustee or the Indenture Administrator.

Section 9.4. Powers of Attorney. The Sub-Administrator shall, or shall request the Owner Trustee, the Indenture Trustee and the Indenture Administrator, upon the written request of the Sub-Sub-Administrator, to furnish the Sub-Sub-Administrator with any powers of attorney and other documents reasonably necessary or appropriate to enable the Sub-Sub-Administrator to carry out its administrative duties hereunder.

Section 9.5. Amendment. (a) This Agreement (other than Section 3.1, Section 3.2, Section 3.3, Section 3.7, Section 3.7(d), Section 3.9 and Section 3.12 above) may be amended by the Sub-Sub-Administrator, the Sub-Subservicer, the Subservicer and the Sub-Administrator with the prior written consent of Citibank, N.A. (which consent shall not be unreasonably withheld, delayed or conditioned); provided, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Sub-Sub-Administrator, the Sub-Subservicer, the Subservicer and the Sub-Administrator, adversely affect in any material respect any Noteholder; provided, however, that such amendment shall not result in or cause a significant change to the permissible activities of the Trust.

(b) Section 3.1, Section 3.2, Section 3.3, Section 3.7, Section 3.7(d), Section 3.9 and Section 3.12 may be amended from time to time by a written amendment duly executed and delivered by Sub-Sub-Administrator and the Sub-Administrator solely for the purpose of conforming any provision of such Article to Sections 2.1, 2.2, 2.3, 2.7, 2.8, 2.9 and 2.12, respectively, of the Administration Agreement, as amended from time to time.

(c) Promptly after the execution of any such amendment (or, in the case of the Rating Agencies, fifteen days prior thereto), the Owner Trustee shall furnish written notification of the substance of such amendment to the holder of the Trust Certificate, the Indenture Administrator, the Indenture Trustee and each of the Rating Agencies.

(d) It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

Section 9.6. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 5.3 of the Sub-Subservicing Agreement and Section 5.3 of this Agreement, this Agreement may not be assigned by the Sub-Sub-Administrator or the Sub-Subservicer. Notwithstanding anything to the contrary contained herein, except as provided in Section 4.3 of the Servicing Agreement and Section 4.3 of the Administration Agreement, this Agreement may not be assigned by the Sub-Administrator or the Subservicer.

Section 9.7. [Reserved].

Section 9.8. [Reserved].

Section 9.9. Nonpetition Covenants. (a) Notwithstanding any prior termination of this Agreement, the Sub-Subservicer, the Sub-Sub-Administrator, the Subservicer and the Sub-Administrator shall not, prior to the date which is 367 days after the payment in full of the Notes, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer. The foregoing shall not limit the rights of the Sub-Subservicer, the Sub-Sub-Administrator, the Subservicer and the Sub-Administrator, to file any claim in, or otherwise take any action with respect to, any insolvency proceeding that was instituted against the Issuer by a Person other than the Sub-Subservicer, the Sub-Sub-Administrator, the Subservicer or the Sub-Administrator.

(b) Notwithstanding any prior termination of this Agreement, the Sub-Subservicer, the Sub-Sub-Administrator, the Subservicer and the Sub-Administrator shall not, prior to the date which is 367 days after the payment in full of the Notes, acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor. The foregoing shall not limit the rights of the Sub-Subservicer, the Sub-Sub-Administrator, the Subservicer and the Sub-Administrator to file any claim in, or otherwise take any action with respect to, any insolvency proceeding that was instituted against the Depositor by a Person other than the Sub-Subservicer, the Sub-Sub-Administrator, the Subservicer or the Sub-Administrator.

Section 9.10. [Reserved].

Section 9.11. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICT OF LAW PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 9.12. Consent to Jurisdiction. Each party to this Agreement hereby irrevocably submits to the co-exclusive jurisdiction of the Delaware Chancery Court, or if such court shall not have jurisdiction, any federal or other state court of the State of Delaware and any federal or other state court of the State of New York, for the purpose of any action or proceeding arising out of or relating to this Agreement and each party hereto hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any such court. Each party hereto agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Notwithstanding the foregoing, each party hereto shall be entitled to implead (or take similar steps with respect to) any indemnified party into any action relating to a third party claim in any other jurisdiction.

Each of Sallie Mae, Inc. and Citibank (South Dakota) National Association irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such party. Nothing in this Section 9.12 shall affect the right of any party to this Agreement to serve legal process in any other manner permitted by law.

Section 9.13. Headings. The Section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

Section 9.14. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

Section 9.15. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Each of the parties named on the signature pages to this Agreement by execution of this Agreement agrees, for the benefit of the Sub-Sub-Administrator and the other signatories hereto, to be bound by the terms of this Agreement and the other Basic Documents to the extent reference is made in such document to such party.

Section 9.16. Trust Certificate. The holder of the Trust Certificate, as evidenced by its agreement to accept the rights conferred under the Trust Certificate, is hereby deemed to accept all obligations of the Depositor under this Agreement, other than any obligations of the Depositor under Section 8.1 of this Agreement.

ARTICLE X

Section 10.1. Intent of the Parties; Reasonableness. The Sub-Administrator and the Sub-Sub-Administrator acknowledge and agree that the purpose of this Article IX is to facilitate compliance by the Issuer with the provisions of Regulation AB and related rules and regulations of the Commission.

The Sub-Administrator shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Sub-Sub-Administrator acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Sub-Administrator (including on behalf of the Issuer), the Subservicer, the Sub-Subservicer or any other party to the Basic Documents in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection therewith, subject to the terms of the Depositor Agreement, the Sub-Administrator (including on behalf of the Issuer) shall cooperate fully with the Sub-Sub-Administrator (including any of its assignees or designees) in the preparation of, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Sub-Sub-Administrator, on behalf of the Issuer, to comply with the provisions of Regulation AB.

Section 10.2. Reporting Requirements. (a) If so requested by the Sub-Sub-Administrator, on behalf of the Issuer, for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Sub-Sub-Administrator shall (i) notify the Issuer and the Depositor, in writing of any material litigation or governmental proceedings pending against the Sub-Sub-Administrator and (ii) provide to the Issuer and the Depositor, a description of such proceedings, affiliations or relationships.

(b) As a condition to the succession as Sub-Sub-Administrator by any Person as permitted by Section 5.3 hereof the successor sub-sub-administrator shall provide to the Sub-Sub-Administrator, on behalf of the Issuer, at least 10 Business Days prior to the effective date of such succession or appointment, (i) written notice to the Sub-Sub-Administrator, on behalf of the Issuer, of such succession or appointment and (ii) in writing all information in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to the Notes.

(c) In addition to such information as the Sub-Sub-Administrator, is obligated to provide pursuant to other provisions of this Agreement, the Sub-Sub-Administrator shall provide such information regarding the performance or servicing of the Trust Student Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Sub-Sub-Administrator under this Agreement, commencing with the first such report due hereunder.

Section 10.3. Sub-Sub-Administrator Compliance Statement. On or before March 20th of each calendar year, commencing in the calendar year of the Effective Date, if prior to March 20th, or the following year, if after March 20th (or if not a Business Day, the immediately preceding Business Day), except during any period when the Sub-Sub-Administrator is required to deliver any reports under Section 10.4 below, the Sub-Sub-Administrator shall deliver to the Depositor and the Issuer a statement of compliance addressed to the Depositor and the Issuer and signed by an authorized officer of the Sub-Sub-Administrator, to the effect that (i) a review of the Sub-Sub-Administrator’s activities during the immediately preceding calendar year (or applicable portion thereof)

and of its performance under this Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Sub-Sub-Administrator has fulfilled all of its obligations under this Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

Section 10.4. Report on Assessment of Compliance and Attestation. (a) On or before March 20th of each calendar year, commencing in the calendar year of the Effective Date, if prior to March  20th, or the following year, if after March 20th (or if not a Business Day, the immediately preceding Business Day), the Sub-Sub-Administrator shall:

(i) deliver to the Sub-Administrator, the Depositor and the Issuer a report (in form and substance reasonably satisfactory to the Issuer) regarding the Sub-Sub-Administrator’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year (or applicable portion thereof), as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Sub-Administrator, the Depositor and the Issuer and signed by an authorized officer of the Sub-Sub-Administrator, and shall address each of the Servicing Criteria specified on the certification substantially in the form of Attachment B attached to this Agreement, incorporating any such changes as may be agreed to by the Depositor;

(ii) deliver to the Sub-Administrator, the Depositor and the Issuer a report of a registered public accounting firm reasonably acceptable to the Depositor and the Issuer that attests to, and reports on, the assessment of compliance made by the Sub-Sub-Administrator and delivered pursuant to the preceding paragraph, which attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii) cause each sub-sub-sub-administrator appointed by the Sub-Sub-Administrator and Subcontractor determined by the Sub-Sub-Administrator to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Sub-Sub-Administrator, acting on behalf of the Issuer, an assessment of compliance and accountants’ attestation as and when provided in clauses (i) and (ii) of this Section 10.4; and

(iv) if requested by the Sub-Sub-Administrator, on behalf of the Issuer, not later than February 1st of the calendar year in which such certification is to be delivered, deliver to the Sub-Administrator, the Depositor and the Issuer, and any other Person that will be responsible for signing a Sarbanes Certification, a certification in the form attached hereto as Attachment A on behalf of the Issuer with respect to a securitization transaction. The Sub-Sub-Administrator acknowledges that the parties identified in this clause (a)(iii) may rely on the certification provided by the Sub-Sub-Administrator pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. The Sub-Sub-Administrator, on behalf of the Issuer, will not request delivery of a certification under this clause unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to the Trust Student Loans.

ARTICLE XI

Section 11.1. Term. This Agreement will be for a term of 18 months from the date hereof; provided, however, that this Agreement shall be extended for successive one (1) month terms by written agreement of the Sub-Administrator and CSD. Notwithstanding anything to the contrary herein, in the event that the Sub-Administrator is unable to assume all of the duties and obligations of CSD under this Agreement on or before the 18-month anniversary of the Effective Date, this Agreement shall be extended on a month-by-month basis until such time as the Sub-Administrator is able to assume all such duties and obligations of CSD.

Section 11.2. Termination. This Agreement will terminate upon the occurrence of the earliest of (i) termination of the Indenture, (ii) the termination of the Administration Agreement, (iii) a termination pursuant to Section 6.1, (iv) a termination pursuant to Section 11.1, (v) the effective resignation of CSD pursuant to Section 5.6, (vii) written notice of termination by the Sub-Administrator upon at least 30 days’ prior notice, (viii) any breach of a representation or warranty of the Sub-Administrator or failure by the Sub-Administrator to observe or to perform in any material respect any other term, covenant or agreement of the Sub-Administrator set forth in this Agreement, which breach or failure shall (X) materially and adversely affect the rights of CSD and (Y) continue unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Sub-Administrator by CSD and (ix) the assumption by the Sub-Administrator of the duties and obligations of CSD under this Agreement.

Section 11.3. Third-Party Beneficiaries. The Issuer, the Owner Trustee, the Indenture Administrator, the Indenture Trustee, the Depositor and the Noteholders are intended third-party beneficiaries of this Agreement as against the Sub-Subservicer and the Sub-Sub-Administrator and shall have the right, power and authority to enforce the provisions of this Agreement, as and to the extent such provisions relate to their interests in the Subserviced Student Loans, as though they were a party hereto. Citibank, N.A. is an intended third-party beneficiary of this Agreement and shall have the right, power and authority to enforce the provisions of this Agreement as and to the extent such provisions or any breach thereof would reasonably be expected to require Citibank, N.A. to make an indemnification payment with respect to this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

SALLIE MAE, INC., not in its individual capacity but solely as Subservicer and Sub-Administrator

By
Name:
Title:

CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION, not in its individual capacity but solely as Sub-Subservicer and Sub-Sub-Administrator

By:
Name:
Title:

ACCEPTED AND AGREED

solely with respect to Section 3.3, Section 3.7, Section 4.2, Section 4.2(c), Section 6.1, Section 6.2, Section 6.3, Section 9.4 and Section 9.9

CITIBANK, N.A.,

By:
Name:
Title:

SLC STUDENT LOAN RECEIVABLES I, INC., as Depositor

By:
Name:
Title:

ATTACHMENT A

FORM OF ANNUAL CERTIFICATION

Re:	The Sub-Sub-Administration Agreement dated as of [ ] (the “Agreement”), among Citibank (South Dakota) National Association, as Sub-Subservicer and Sub-Sub-Administrator, and Sallie Mae, Inc. as Subservicer and Sub-Administrator

I,                    , the                     of Citibank (South Dakota) National Association (the “Sub-Sub-Administrator”), certify to the Depositor and the Issuer, and its officers, with the knowledge and intent that they will rely upon this certification, that:

(a)	I have reviewed the servicer compliance statement of the Sub-Sub-Administrator provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Sub-Sub-Administrator’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Trust Student Loans by the Sub-Sub-Administrator during 20 that were delivered by the Sub-Sub-Administrator to the Depositor and the Issuer pursuant to the Agreement (collectively, the “Company Servicing Information”);

(b)	Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(c)	Based on my knowledge, all of the Company Servicing Information required to be provided by the Sub-Sub-Administrator under the Agreement has been provided to the Depositor and the Issuer;

(d)	I am responsible for reviewing the activities performed by the Sub-Sub-Administrator as administrator under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Sub-Sub-Administrator has fulfilled its obligations under the Agreement in all material respects; and

(e)	The Compliance Statement required to be delivered by the Sub-Sub-Administrator pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Sub-Sub-Administrator and/or any sub-sub-administrator appointed by the Sub-Sub-Administrator pursuant to the Agreement, have been provided to the Depositor and the Issuer. Any material instances of noncompliance described in such reports have been disclosed to the Depositor and the Issuer. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:

By:
Name:
Title:

A-1

ATTACHMENT B

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by Citibank (South Dakota) National Association, as the Sub-Sub-Administrator and the Sub-Subservicer, shall address, at a minimum, the criteria identified below (the “Applicable Servicing Criteria”):

Reference	Criteria	Applicability
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the Basic Documents.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the Basic Documents to maintain a back-up servicer for the trust student loans are maintained.	N/A
1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X
Cash Collection and Administration
1122(d)(2)(i)	Payments on trust student loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the Basic Documents.	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the Basic Documents.	X
1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the Basic Documents.	X
1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the Basic Documents. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the Basic Documents; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the Basic Documents.	X

B-1

Reference	Criteria	Applicability
Investor Remittances and Reporting
1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the Basic Documents and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the Basic Documents; (B) provide information calculated in accordance with the terms specified in the Basic Documents; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of student loans serviced by the Sub-Subservicer.	X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the Basic Documents.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Sub-Subservicer’s investor records, or such other number of days specified in the Basic Documents.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on student loans is maintained as required by the Basic Documents or related student loan documents.	X
1122(d)(4)(ii)	Student loan and related documents are safeguarded as required by the Basic Documents	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the Basic Documents.	X
1122(d)(4)(iv)	Payments on student loans, including any payoffs, made in accordance with the related student loan documents are posted to the Sub-Subservicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the Basic Documents, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related student loan documents.	X
1122(d)(4)(v)	The Sub-Subservicer’s records regarding the student loans agree with the Sub-Subservicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s student loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the Basic Documents and related pool asset documents.	X
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the Basic Documents.	X

B-2

Reference	Criteria	Applicability
1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a student loan is delinquent in accordance with the Basic Documents. Such records are maintained on at least a monthly basis, or such other period specified in the Basic Documents, and describe the entity’s activities in monitoring delinquent student loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for student loans with variable rates are computed based on the related student loan documents.	X
1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s student loan documents, on at least an annual basis, or such other period specified in the Basic Documents; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable student loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related student loans, or such other number of days specified in the Basic Documents.	X
1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Sub-Subservicer at least 30 calendar days prior to these dates, or such other number of days specified in the Basic Documents.	X
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Sub-Subservicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Sub-Subservicer, or such other number of days specified in the Basic Documents.	X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the Basic Documents.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the Basic Documents.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on student loans is maintained as required by the Basic Documents or related student loan documents.	X
1122(d)(4)(ii)	Student loan and related documents are safeguarded as required by the Basic Documents	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the Basic Documents.	X

B-3

Reference	Criteria	Applicability
1122(d)(4)(iv)	Payments on student loans, including any payoffs, made in accordance with the related student loan documents are posted to the Sub-Subservicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the Basic Documents, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related student loan documents.	X
1122(d)(4)(v)	The Sub-Subservicer’s records regarding the student loans agree with the Sub-Subservicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s student loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the Basic Documents and related pool asset documents.	X
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the Basic Documents.	X
1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a student loan is delinquent in accordance with the Basic Documents. Such records are maintained on at least a monthly basis, or such other period specified in the Basic Documents, and describe the entity’s activities in monitoring delinquent student loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for student loans with variable rates are computed based on the related student loan documents.	X
1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s student loan documents, on at least an annual basis, or such other period specified in the Basic Documents; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable student loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related student loans, or such other number of days specified in the Basic Documents.	X
1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Sub-Subservicer at least 30 calendar days prior to these dates, or such other number of days specified in the Basic Documents.	X
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Sub-Subservicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Sub-Subservicer, or such other number of days specified in the Basic Documents.	X

B-4

Reference	Criteria	Applicability
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the Basic Documents.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the Basic Documents.	X

CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION, as Sub-Sub-Administrator and Sub-Subservicer

Date:
By:
Name:
Title:

B-5

ATTACHMENT C

ADMINISTRATION AGREEMENT

[On file]

C-1

FINAL

EXHIBIT 3.3(a)(iii) TO THE

ASSET PURCHASE AGREEMENT

FORM OF

ADMINISTRATION SERVICES AGREEMENT

This ADMINISTRATION SERVICES AGREEMENT (this “Agreement”) is entered into as of [                    ], 201[     ], by and among CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION, a national banking association, as Sub-Sub-Administrator (the “Sub-Sub-Administrator” or “CSD”), THE STUDENT LOAN CORPORATION, a Delaware corporation, as a service provider (“SLC”) and CITIBANK N.A., a national bank, as a service provider (“CBNA” and, together with SLC, the “Service Providers” and each a “Service Provider”).

W I T N E S S E T H:

WHEREAS, the Sub-Sub-Administrator is a party to the Sub-Sub-Administration Agreement (the “Sub-Sub-Administration Agreement”), dated as of [            ], 201[     ], by and between Sallie Mae, Inc., a Delaware corporation, as the Sub-Administrator (the “Sub-Administrator”) and the Sub-Sub-Administrator, pursuant to which the Sub-Sub-Administrator has agreed to provide certain administration services on behalf of or with respect to SLC Student Loan Trust [            ], a Delaware statutory trust (the “Issuer”) until the performance of such administrative services can be undertaken by the Sub-Administrator;

WHEREAS, prior to the date hereof, CSD and the Service Providers together provided administration services for or on behalf of the Issuer; and

WHEREAS, the Sub-Sub-Administrator desires the Service Providers to continue assisting the Sub-Sub-Administrator in providing administration services on behalf of or with respect to the Issuer until the Sub-Administrator can assume such duties, and the Service Providers desire to continue providing such assistance.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties agree as follows:

Article I

Definitions and Usage

Section 1.1 Definitions and Usage. Capitalized terms which are not otherwise defined in this Agreement shall have the meanings ascribed thereto in the Sub-Administration Agreement, which also contains or incorporates by reference rules of usage and construction that shall be applicable herein.

Article II

Services to be Provided

Section 2.1 Services to be Provided. Each Service Provider hereby agrees to continue providing the facilities and resources that were previously provided by it in connection with SLC’s role as Administrator pursuant to the Administration Agreement, dated as of [                    ], by and among the Issuer, the Depositor, SLC as Servicer and SLC as Administrator, in order to enable CSD to fulfill its obligations under the Sub-Sub-Administration Agreement, in accordance with the provisions of the Transition Services Agreement (the “Transition Services Agreement”), dated as of [                    ], 201[    ], by and among CBNA, CSD and SLC, until the earlier to occur of (i) the date of termination of the Sub-Sub-Administration Agreement and (ii) the date specified in the Transition Services Agreement upon which the Service Providers’ obligation to provide such facilities and resources terminates. The Service Providers will be compensated for the services provided hereunder in accordance with the Transition Services Agreement.

Article III

Representations and Warranties

Section 3.1 Representations and Warranties. Each party hereto hereby makes to each other party, as of the date hereof, the representations and warranties set forth in Section 7.1 of the Asset Purchase Agreement (as the same may be amended or otherwise modified from time to time, the “Asset Purchase Agreement”), dated as of September 17, 2010, by and among (i) The Student Loan Corporation, a Delaware corporation, as Seller, Servicer, SPV Administrator and Sponsor; (ii) Citibank, N.A., a national banking association, in its individual capacity and as Depositor Eligible Lender Trustee, Conduit Eligible Lender Trustee, Securitization Eligible Lender Trustee, Omnibus Lender and Indenture Administrator; (iii) Citibank (South Dakota) National Association, a national banking association, as Subservicer, Sub-Subservicer, Custodian and SPV Sub-Administrator; (iv) SLC Student Loan Receivables I Inc., a Delaware corporation, as Depositor, (v) SLM Corporation, a Delaware corporation, in its individual capacity; (vi) Bull Run 1 LLC, a Delaware limited liability company, as Securitization Buyer and Conduit Buyer; (vii) SLM Education Credit Finance Corporation, a Delaware corporation, as successor Sponsor; and (viii) Sallie Mae, Inc., a Delaware corporation, as successor Subservicer, successor Sub-Administrator and successor SPV Administrator, as amended, as if such representations and warranties were set forth fully herein.

Article IV

Miscellaneous

Section 4.1 Independent Contractor. Each of the parties hereto is an independent contractor and, except for the services which it agrees to perform hereunder, no party hereto holds itself out as an agent of any other party hereto. Nothing herein contained shall create or imply an agency relationship between or among any of the Sub-Sub-Administrator and the Services Providers, nor shall this Agreement be deemed to constitute a joint venture or partnership among the parties.

Section 4.2 Amendments. This Agreement may be amended, supplemented or otherwise modified only by written instrument duly executed by each of the parties hereto, and no such amendment, supplement or modification may be implied by any conduct of any such party.

Section 4.3 Assignment. No party to this Agreement may assign its rights or obligations hereunder without the prior written consent each of the other parties hereto.

Section 4.4 Effective Date. This Agreement shall be effective as of the date hereof.

Section 4.5 Termination. This Agreement will terminate upon the earlier of (i) the termination of the Sub-Sub-Administration Agreement and (ii) the termination of the Transition Services Agreement.

Section 4.6 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a) The terms of this Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

(b) Each party hereby irrevocably submits to the co-exclusive jurisdiction of the Delaware Chancery Court, or if such court shall not have jurisdiction, any federal or other state court of the State of Delaware, and any federal or other state court of the State of New York, for the purpose of any action or proceeding arising out of or relating to this Agreement and each party hereto hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any such court. Each party hereto agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Notwithstanding the foregoing, each party hereto shall be entitled to implead (or take similar steps with respect to) any indemnified party into any action relating to a third party claim in any other jurisdiction.

(c) Each party to this Agreement waives its right to a jury trial.

Section 4.7 Successor and Assigns. All covenants contained herein, and the benefits, rights and obligations of the parties hereunder, shall be binding upon and inure to the benefit of the legal representatives, successors and assigns of each party hereto, including but not limited to any successor entity acquiring or succeeding to the assets of such party.

Section 4.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed to constitute one and the same instrument.

Section 4.9 Unenforceable Provisions. If any provisions of this Agreement shall be held, or deemed to be, or shall in fact be inoperative or unenforceable as applied in any particular situation, such circumstance shall not have the effect of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall have no effect on the remaining portions of this Agreement or any part hereof.

Section 4.10 Notices. All notices hereunder shall be given by United States certified or registered mail, by facsimile or by other telecommunication device capable of creating written record of such notice and its receipt. Notices hereunder shall be effective when received and shall be addressed to the respective parties hereto at the addresses set forth in the Asset Purchase Agreement, or at such other address as shall be designated by any party hereto in a written notice to each other party pursuant to this Section.

Any party may change the address to which subsequent notices are to be sent to it by written notice to the other parties given as aforesaid, but any such notice of change shall not be effective until the second (2nd) Business Day after it is delivered.

Section 4.11 Force Majeure. If any party cannot fulfill its obligations (other than the payment of money), in part or in whole, due to a force or event outside its control, such obligations of that party shall be suspended and such party shall not be liable to any other party for any failure to perform hereunder as a result.

Section 4.12 Headings. The captions used herein are for the convenience of reference only and not part of this Agreement, and shall in no way be deemed to define, limit, describe or modify the meanings of any provision of this Agreement.

Section 4.13 Limitation of Liability. No member of the board of directors or any officer, employee or agent of any party hereto (or any Affiliate of any such party) shall be personally liable for any obligation incurred under this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have hereunto set their hands by their duly authorized officers as of the day and year first above written.

CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION, as Sub-Sub-Administrator

By:
Name:
Title:

CITIBANK N.A., as Service Provider

By:
Name:
Title:

THE STUDENT LOAN CORPORATION, as Service Provider

By:
Name:
Title:

[Administration Services Agreement]

EXHIBIT 3.4(a)(i) TO THE

ASSET PURCHASE AGREEMENT

SUBSERVICING AGREEMENT

between

SALLIE MAE, INC.,

as Subservicer

and

THE STUDENT LOAN CORPORATION,

as Servicer

Dated as of [    ], 201[    ]

i

(cont’d)

ii

SUBSERVICING AGREEMENT

This Subservicing Agreement (this “Agreement”) is entered into as of [    ], 201[    ] between SALLIE MAE, INC., as subservicer (in such capacity, the “Subservicer”), and THE STUDENT LOAN CORPORATION (“SLC”), as servicer (in such capacity, the “Servicer”).

WHEREAS, the Servicer provides servicing functions for SLC Student Loan Trust [SERIES], (the “Issuer”) that include servicing and holding student loans which are guaranteed under a guarantee program established pursuant to the requirements of the Higher Education Act of 1965, as amended (the “Student Loans”);

WHEREAS, such services are provided by the Servicer to the Issuer pursuant to the Servicing Agreement dated as of [            ] (the “Servicing Agreement”), by and between (i) the Servicer, (ii) the Issuer and (iii) SLC, not in its individual capacity but solely in its capacity as administrator (in such capacity, the “Administrator”) under the Administration Agreement dated as of [            ] (the “Administration Agreement”), among the Issuer, SLC Student Loan Receivables I, Inc. (the “Depositor”), the Administrator and the Servicer;

WHEREAS, the servicing obligations with respect to the Student Loans are currently sub-contracted by the Servicer to Citibank (South Dakota) National Association (“CSD”) pursuant to that certain Subservicing Agreement, dated as of [            ], 20    (the “Existing Subservicing Agreement”), between SLC as Servicer, and CSD as subservicer (the “Existing Subservicer”);

WHEREAS, the Servicer and the Existing Subservicer desire to terminate the Existing Subservicing Agreement and replace the Existing Subservicer with the Subservicer on the terms and conditions contained herein, and the Subservicer is willing to obligate itself to undertake to fulfill all obligations of SLC as Servicer under the Servicing Agreement and CSD as Existing Subservicer under the Existing Subservicing Agreement, effective as of the date hereof; provided, however, that until the expiration of a transition period the Existing Subservicer will agree to continue to perform all such servicing obligations (such period being referred to as the “Transition Period”, and the last date of such Transition Period being referred to as the “Conversion Date”);

WHEREAS, the promissory notes evidencing the Trust Student Loans and other files and records related thereto are currently held by CSD as custodian for the benefit of U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”) on behalf of the Noteholders and various other secured parties described in the Indenture (as described below) (collectively, the “Secured Parties”) pursuant to the Custody Agreement dated as of [    ] (the “Custody Agreement”) by and among the Issuer, Citibank, N.A., as eligible lender trustee on behalf of the Issuer (in such capacity, the “Eligible Lender Trustee”), the Indenture Trustee and the Servicer;

WHEREAS, the Indenture Trustee wishes to terminate the Custody Agreement and will direct the Custodian to deliver the student loans notes (including any electronic records evidencing the same) and other related documents to the Subservicer (or its designee) pursuant to the terms and conditions set forth herein;

WHEREAS, the Servicer, the Existing Subservicer and the Subservicer are simultaneously with the execution and delivery of this Agreement entering into the Sub-Subservicing Agreement dated as of the date hereof (the “Sub-Subservicing Agreement”) to provide for the sub-contracting of all servicing and custodial obligations required to be performed by the Servicer and the Subservicer under the Servicing Agreement and this Agreement with respect to the Student Loans for the duration of the Transition Period;

WHEREAS, Issuer has issued notes (the “Notes”) pursuant to the Indenture dated as of [            ] (the “Indenture”), by and among the Issuer, the Indenture Trustee and Citibank, N.A., as indenture administrator (in such capacity, the “Indenture Administrator”), and the Eligible Lender Trustee, which Notes are payable from the assets of the Issuer;

WHEREAS, the Subservicer is engaged in the business of providing, among other things, loan servicing and custody services for Student Loans;

WHEREAS, the Servicer wishes to retain the Subservicer to (i) service all Student Loans owned by the Issuer as beneficial owner which are required to be serviced, and currently are serviced, by the Servicer under the Servicing Agreement and/or the Existing Subservicer under the Existing Subservicing Agreement (the “Subserviced Student Loans”) and to perform all other obligations of the Servicer under the Servicing Agreement, and (ii) maintain files and records on the Indenture Trustee’s behalf (for the benefit of the Noteholders and the other Secured Parties) and holding therein the Subserviced Student Loan Files (as defined herein) as shall be received by the Subservicer from the Servicer and the Subservicer wishes to undertake the obligation to service all such Subserviced Student Loans and maintain custody of all such Subserviced Student Loan Files in accordance with the requirements of the Higher Education Act of 1965, as amended, regulations promulgated thereunder by the Department (collectively, the “Higher Education Act”) and requirements issued by any applicable Guarantor on as both shall mutually agree and under the terms hereinafter set forth;

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the Servicer and the Subservicer agree as follows:

ARTICLE I

Definitions and Usage

Section 1.1. Definitions and Usage. Capitalized terms used herein and not defined in this Agreement (including Recitals) shall have the meanings ascribed thereto in Appendix A to the Indenture, which also contains rules of usage and construction that shall be applicable herein. Whenever used in this Agreement, the following words and phrases shall have the following meanings unless the context otherwise requires.

“Applicable Servicing Criteria” has the meaning given to such term in Attachment E.

“Borrowers” has the meaning given to such term in Section 2.2.

“Depositor Agreement” means the agreement dated as of [    ], 201[    ], by and among SLC, the Depositor, CSD, Sallie Mae, Inc., SLM Education Credit Finance Corporation and Citibank, N.A., pursuant to which the parties thereto have agreed to provide assistance and information to the Depositor to facilitate the performance of certain of the Depositor’s reporting obligations.

“Effective Date” means the date hereof.

“Higher Education Act” has the meaning given to such term in the Recitals.

“Indenture Trustee” means, U.S. Bank National Association and its successors and assigns under the Indenture.

“Initial Distribution Date” means the first Distribution Date occurring after the calendar month of the Effective Date.

“Initial Monthly Servicing Payment Date” means the Monthly Servicing Payment Date occurring in the first calendar month after the calendar month of the Effective Date.

“Issuer” has the meaning given to such term in the Recitals.

“Subserviced Student Loan Files” has the meaning given to such term in Section 3.1.

“Subserviced Student Loans” has the meaning given to such term in the Recitals.

“Subservicer Default” has the meaning given to such term in Section 6.1.

“Subservicing Carryover Fee” means, with respect to each Monthly Servicing Payment Date beginning with the Initial Monthly Servicing Payment Date, the Carryover Servicing Fee received by the Servicer or its designee for the Subserviced Student Loans with respect to such Monthly Servicing Payment Date.

“Subservicing Fee” means (1) with respect to each Monthly Servicing Payment Date beginning with the Initial Monthly Servicing Payment Date, the Primary Servicing Fee received by the Servicer or its designee for the Subserviced Student Loans with respect to such Monthly Servicing Payment Date, plus (2) any amounts remitted to the Servicer from the Collection Account pursuant to Section 2.7(d) of the Administration Agreement to reimburse the Subservicer (to the extent of Available Funds) for any net payments made by the Subservicer on behalf of the Issuer to the Department in respect of special allowance payment rebates pursuant to Section 4.8 of this Agreement; provided that in the case of that portion of the Subservicing Fee calculated pursuant to the preceding clause (1) with respect to the Initial Monthly Servicing Payment Date, the Subservicer will be entitled only to a pro rata portion of the Subservicing Fee for the number of days in the preceding calendar month from, and including, the Effective Date to, but excluding, the last day of such month.

ARTICLE II

Engagement and Compensation

Section 2.1. Effective Date. This Agreement shall not be effective until the Effective Date, and no party to this Agreement shall have any rights, duties, responsibilities, liabilities or other obligations under this Agreement prior to the Effective Date; provided, that during the Transition Period, through and including the Conversion Date, the Subservicer may, at its option, appoint and sub-contract all or some of its duties, responsibilities and obligations hereunder (including to the Existing Subservicer) pursuant to the terms and conditions of the Sub-Subservicing Agreement. The Subservicer shall provide written notice to the Servicer of the occurrence of the Conversion Date on the date that the Sub-Subservicing Agreement has been terminated.

Section 2.2. Engagement of the Subservicer.

(a) The Servicer hereby authorizes and appoints the Subservicer to act as its agent for the limited purpose of servicing the Subserviced Student Loans, performing all other obligations of the Servicer under the Servicing Agreement and the Administration Agreement (other than those specifically enumerated on Attachment G) and maintaining custody of the Subserviced Student Loan Files on behalf of the Indenture Trustee (for the benefit of the Noteholders and the other Secured Parties). Subject to the proviso set forth in Section 2.1 above, the Subservicer agrees to perform such functions in compliance with all requirements of the Higher Education Act and all other applicable laws and regulations, and in accordance with the terms and conditions of this Agreement and the Servicing Agreement, the Administration Agreement and the Guarantee Agreements related to the Issuer.

(b) The authorization granted by this Agreement includes, but is not limited to, correspondence and communication with any Guarantor or the Department regarding the Subserviced Student Loans, the assignment of claims to any Guarantor or insurer, communication with borrowers under the Subserviced Student Loans (the “Borrowers”) and any other communication, correspondence, signature or other act required to service the Subserviced Student Loans in accordance with requirements of the Higher Education Act or regulations promulgated by any Guarantor.

(c) If the Servicer is required to take any action or if it is advisable that the Servicer take any action (in each case, as enumerated on Attachment G hereto) in connection with the Servicing Agreement or the other Basic Documents, the Servicer shall consult with and shall take such action or refrain from acting, in either case, as instructed in writing by the Subservicer and the Subservicer agrees to indemnify the Servicer and hold the Servicer harmless for actions taken or not taken in accordance with the Subservicer’s written instruction. The

Servicer further agrees and covenants that in recognition of the indemnities provided to the Servicer under Section 5.2.B. hereof and absent the occurrence of a Subservicer Default hereunder (not attributable to the Servicer) or such action being illegal or resulting in a breach of the Servicer’s duties or obligations under the Basic Documents, the Servicer shall (i) execute and deliver all amendments to, consents, waivers and other approvals under the Basic Documents to which it is a party (or pursuant to which such consents or approvals of the Servicer may be required from time to time) at the written instruction and direction of the Subservicer and (ii) take such other action reasonably necessary to effect the purposes of this Agreement as the Subservicer may reasonably request in writing.

Section 2.3. Assignment of Optional Purchase Right.

(a) The Servicer hereby irrevocably assigns to the Subservicer its rights under Section 6.1 of the Administration Agreement to instruct the Eligible Lender Trustee to purchase on behalf of and at the direction of the Servicer the Trust Estate (other than the Trust Accounts) as of the last day of any Collection Period immediately preceding a Distribution Date as of which the then outstanding Pool Balance is 10% or less of the Initial Pool Balance (such optional purchase right, the “Clean-Up Call”). The Servicer further covenants not to exercise the Clean-Up Call except as directed in writing by the Subservicer and shall, if requested in order to facilitate exercise of the Clean-Up Call by the Subservicer, and in consideration for the indemnification provided in Section 5.2.B. hereof, sign a notice, prepared by the Subservicer, notifying the Depositor, the Issuer and the Indenture Trustee that the Servicer is exercising the Clean-Up Call, on behalf of and for the sole benefit of, the Subservicer. Subject to the provisions of Section 6.1 of the Administration Agreement, the Subservicer shall exercise such right by (i) notifying the Servicer, the Depositor, the Issuer and the Indenture Administrator in writing, that the Subservicer, on behalf of the Servicer is exercising such option, and (ii) depositing in the Collection Account an amount equal to the aggregate Purchase Amount for the Subserviced Student Loans and the related rights with respect thereto in accordance with the requirements set forth in Section 6.1 of the Administration Agreement. The Subservicer agrees to immediately acquire the Trust Estate on the related Distribution Date.

Section 2.4. Compensation of the Subservicer.

(a) Commencing on and including the Effective Date, the Subservicer shall be entitled to receive the Subservicing Fee as compensation for its services hereunder. The Servicer hereby authorizes the Subservicer and the Sub-Administrator to direct the Indenture Trustee to remit (after the occurrence of the Effective Date) from the Primary Servicing Fee the amount equal to the Subservicing Fee to the Subservicer, beginning on the Initial Monthly Servicing Payment Date in accordance with written payment instructions to be provided to the Indenture Trustee by the Subservicer at least five (5) Business Days prior to the Initial Monthly Servicing Payment Date.

(b) The Subservicer acknowledges that (i) the Issuer shall be entitled to receive all payments of principal, interest and late charges received with respect to the Subserviced Student Loans and (ii) the Subservicer shall have no right to retain such amounts as payment of any fees due the Subservicer from the Servicer under the terms of this Agreement.

(c) Commencing on and including the Effective Date, the Subservicer shall be entitled to Subservicing Carryover Fees, which will be subject to increase in accordance with Section 4.8 hereof. The Servicer hereby authorizes the Subservicer and the Sub-Administrator to direct the Indenture Trustee to remit from the Carryover Servicing Fee the amount equal to the Carryover Subservicing Fee to the Subservicer, beginning on the Initial Distribution Date in accordance with written payment instructions to be provided to the Indenture Trustee by the Subservicer at least five (5) Business Days prior to the Initial Distribution Date. In the event that the Effective Date does not occur on the last day of a Collection Period, on the Initial Distribution Date the Subservicer shall be entitled to a pro rata portion of the Subservicing Carryover Fees for the number of days in such Collection Period from, and including, the Effective Date. Notwithstanding anything to the contrary herein or in any other Basic Document, the Subservicer shall be entitled to receive any Subservicing Carryover Fee on any Distribution

Date only to the extent that sufficient funds are available to pay the Carryover Servicing Fee pursuant to Section [2.8(e)] of the Administration Agreement or Section [5.4(b)] priority [fifth] of the Indenture.

ARTICLE III

Section 3.1. Custody of Subserviced Student Loan Files. To assure uniform quality in servicing the Subserviced Student Loans and to reduce administrative costs, the Issuer hereby revocably appoints the Subservicer to act as custodian and the Subservicer hereby agrees to act as custodian and to maintain an account on the Indenture Trustee’s behalf (for the benefit of the Noteholders and other Secured Parties) and holding therein the following documents or instruments (collectively the “Subserviced Student Loan Files”):

(a) the original fully executed copy of the Student Loan Note (or all electronic records evidencing the same) evidencing the Subserviced Student Loan; and

(b) any and all other documents and computerized records that the Subservicer shall keep on file, in accordance with its customary procedures, relating to such Subserviced Student Loan or any obligor with respect thereto;

which will be deemed to be constructively delivered to the Indenture Trustee, as pledgee of the Issuer with respect to each Subserviced Student Loan; provided, that during the Transition Period, through and including the Conversion Date, the Subservicer may, at its option, appoint and sub-contract its duties as custodian hereunder to the Existing Subservicer pursuant to the terms and conditions of the Sub-Subservicing Agreement.

In connection with the appointment of the Subservicer as custodian, the Indenture Trustee hereby authorizes the Existing Subservicer to release any Student Loan Notes to the Subservicer and to deliver such Student Loan Notes to the Subservicer for any Trust Student Loans for which the Subservicer has assumed the servicing responsibilities. Upon delivery of all Student Loan Notes held by the Existing Subservicer, the Custody Agreement, dated as of [    ], by and among the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Servicer and the Existing Subservicer as Custodian, shall be deemed terminated without any further action by the Custodial Parties (as defined below).

The Subservicer shall provide a receipt upon delivery of any Student Loan Notes to the Existing Subservicer, the Servicer, the Issuer, the Indenture Trustee and the Indenture Administrator within five (5) Business Days after delivery.

Except in accordance with usual and customary servicing practices or in connection with the filing of a claim under a Guarantee Agreement, the Subservicer shall not release any Subserviced Student Loan Files except with the written consent of the Indenture Trustee or the Indenture Administrator (or such other person or persons designated by the Indenture Trustee to the Subservicer in writing from time to time). Upon an appropriate receipt of such written instructions for each withdrawal, the Subservicer shall deliver the withdrawn Subserviced Student Loan Files to the Indenture Trustee (or as otherwise instructed by the Issuer with the written consent of the Indenture Trustee or the Indenture Administrator).

No modification of this Article III shall be valid unless made by written agreement, executed and approved by the Subservicer, the Issuer, the Eligible Lender Trustee, the Indenture Trustee (collectively, the “Custodial Parties”), the Servicer and, before the Conversion Date, the Existing Subservicer. This Article III may be amended at any time, in such manner as may be mutually agreed upon in writing by the Custodial Parties. The Indenture Trustee may terminate the Subservicer’s appointment as Subservicer upon thirty (30) days written notice to the Custodial Parties; whereupon all Student Loan Notes shall be delivered to the Indenture Trustee (or as otherwise instructed by the Indenture Trustee) upon an appropriate receipt. The provisions in this Article III shall not be terminated by the Issuer without the prior written consent of the Indenture Trustee and the Subservicer (and in the case of any such termination, all Student Loan Notes shall be delivered to the Indenture

Trustee (or as otherwise instructed by the Indenture Trustee)). In any event, this Section 3.1 will terminate upon the termination of the Indenture, whereupon all Student Loan Notes shall be delivered to (or upon the orders of) the Issuer or the Eligible Lender Trustee.

The Subservicer may rely absolutely upon the genuineness and authorization of the signature and purported signature of any person reasonably believed by it to be an authorized representative of the Indenture Trustee or the Indenture Administrator, upon any instruction, notice, release, request, affidavit, or other document delivered to it (to the extent that the delivery of any such instruction, notice, release, request, affidavit, or other document by such person is permitted or otherwise within the scope of such person’s rights or duties as set forth in this Agreement), including without limitation any such document delivered by facsimile transmission.

Section 3.2. Duties of Servicer as Custodian. The Subservicer shall hold the Subserviced Student Loan Files, including any electronic records evidencing the promissory notes of the Borrowers and maintain such accurate and complete accounts, records and computer systems pertaining to each Subserviced Student Loan File, including any electronic records evidencing the promissory notes of the Borrowers, as shall enable the Servicer to comply with the Servicing Agreement. In performing its duties as custodian the Subservicer shall act with reasonable care, using that degree of skill and attention that the Subservicer exercises with respect to similar student loan files relating to similar student loans that the Subservicer services on behalf of various entities and shall ensure that it fully complies with all applicable federal and state laws, including the Higher Education Act, with respect thereto. The Subservicer shall take all actions necessary with respect to the Subserviced Student Loan Files held by it under this Agreement and of the related accounts, records and computer systems, in order to enable the Servicer and the Issuer to verify the accuracy of the Subservicer’s record keeping with respect to the Subservicer’s obligations as custodian hereunder. The Subservicer shall promptly report to the Servicer, the Issuer, the Administrator, the Indenture Trustee and the Indenture Administrator any material failure on its part to hold the Subserviced Student Loan Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer, the Owner Trustee, the Indenture Trustee or the Indenture Administrator of the Subserviced Student Loan Files. If it is necessary to preserve the interests of the Noteholders and the Trust in the Subserviced Student Loan Files or at the request of the Administrator, the Subservicer shall transfer physical possession of the notes evidencing the Subserviced Student Loan Files to the Indenture Trustee, the Indenture Administrator or any other custodian for any of them, the cost of which transfer shall be borne by the Sub-Administrator.

Section 3.3. Maintenance of and Access to Records. The Subservicer shall maintain each Subserviced Student Loan File in a locked secured place at one of its offices specified in Attachment B-1 to this Agreement, at one of the offices of the Existing Subservicer specified in Attachment B-2 or at such other office or storage facility as shall be consented to by the Issuer upon written notice to the Servicer. Upon reasonable prior notice, the Subservicer shall make available to the Issuer and the Servicer or their respective duly authorized representatives, attorneys or auditors a list of locations of the Subserviced Student Loan Files and the related accounts, records and computer systems maintained by the Subservicer at such times during normal business hours as the Issuer shall instruct.

Section 3.4. Release of Documents. Upon written instruction from the Indenture Administrator, the Servicer or the Indenture Trustee, the Subservicer shall release any Subserviced Student Loan Files to the Indenture Administrator, the Indenture Trustee or the Servicer, as the case may be, at such place or places as the Indenture Administrator may reasonably designate, as soon as practicable. The Indenture Administrator and the Servicer shall cooperate with the Subservicer to provide the Subservicer with access to the Subserviced Student Loan Files in order for the Subservicer to continue to service the Subserviced Student Loans after the release of the Subserviced Student Loan Files. In the event the Subservicer is not provided access to the Subserviced Student Loan Files, the Subservicer shall not be deemed to have breached its obligations pursuant to Section 4.1, 4.2, 4.3 or 4.4 if it is unable to perform such obligations due to its inability to have access to the Subserviced Student Loan Files. The Subservicer shall not be liable for any losses with respect to the servicing of such Subserviced

Student Loans arising after the release of the related Subserviced Student Loan Files to the extent the losses are attributable to the Subservicer’s inability to have access to the related Subserviced Student Loan Files.

Section 3.5. Instructions; Authority to Act. The Subservicer shall be deemed to have received proper instructions with respect to the Subserviced Student Loan Files upon its receipt of written instructions signed by a Responsible Officer of the Indenture Trustee or Indenture Administrator.

Section 3.6. Effective Period and Termination. Subject to the proviso at the end of the first paragraph of Section 3.1 above, Sallie Mae, Inc.’s appointment as custodian shall become effective as of the Effective Date and shall continue in full force and effect for so long as Sallie Mae, Inc. shall remain the Subservicer hereunder. If Sallie Mae, Inc. or any successor subservicer shall resign as Subservicer in accordance with the provisions of this Agreement or if all the rights and obligations of Sallie Mae, Inc. or any such successor subservicer shall have been terminated under Section 6.1, the appointment of Sallie Mae, Inc. or such successor subservicer as custodian shall be terminated simultaneously with the effectiveness of such resignation or termination. On or prior to the effective date of any resignation or termination of such appointment, the Subservicer shall deliver the Trust Student Loan Files to the successor subservicer in accordance with the written instructions of the Servicer, the Indenture Administrator or the Indenture Trustee. In establishing an effective date for the termination of the Subservicer as custodian of the Trust Student Loan Files, the parties shall provide for a reasonable period for the Subservicer to deliver the Trust Student Loan Files to its designated successor.

ARTICLE IV

Section 4.1. Assumption of Duties; Duties of Subservicer.

A. The Subservicer hereby assumes all obligations of the Servicer under the Servicing Agreement and the Administration Agreement (other than those specifically enumerated on Attachment G). Accordingly, notwithstanding anything to the contrary herein, the Servicer shall have no responsibility to perform any task, obligation or duty or to take any action under this Subservicing Agreement or in connection with the Student Loans nor may the Subservicer require the Servicer to perform any task, obligation or duty or to take any action under the Servicing Agreement or the Administration Agreement or in connection with the Subserviced Student Loans other than those specifically enumerated on Attachment G.

B. The Subservicer, for the benefit of the Servicer and the Issuer (to the extent provided herein), shall manage, service, administer and make collections on the Subserviced Student Loans, and shall perform all other obligations of the Servicer under the Servicing Agreement and the Administration Agreement except for those specifically enumerated on Attachment G), in each case with reasonable care, using that degree of skill and attention that the Subservicer exercises with respect to similar student loans that it services, beginning on the Effective Date until the Subserviced Student Loans are paid in full. Without limiting the generality of the foregoing or of any other provision set forth in this Agreement and notwithstanding any other provision to the contrary set forth herein, the Subservicer shall manage, service, administer and make collections with respect to the Subserviced Student Loans (including the collection of any Interest Subsidy Payments and Special Allowance Payments on behalf of the Owner Trustee) in accordance with, and otherwise comply with, all applicable federal and state laws, including all applicable rules, regulations and other requirements of the Higher Education Act and the applicable Guarantee Agreements, the failure to comply with which would adversely affect the eligibility of one or more of the Subserviced Student Loans for federal reinsurance or Interest Subsidy Payments or Special Allowance Payments or one or more of the Subserviced Student Loans for receipt of Guarantee Payments.

The Subservicer’s duties shall include, but shall not be limited to, collection and posting of all payments, responding to inquiries of borrowers on such Subserviced Student Loans (the “Borrowers”), monitoring Borrowers’ status, making required disclosures to Borrowers, performing due diligence with respect to Borrower delinquencies, sending payment coupons to Borrowers and otherwise establishing repayment terms, reporting tax information to Borrowers, if applicable, accounting for collections and furnishing monthly statements with respect thereto to the Administrator and the Issuer. The Subservicer shall follow its customary standards, policies and procedures in performing its duties as subservicer. Without limiting the generality of the foregoing, the Subservicer is authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Indenture Administrator, and the Noteholders or any of them, instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Subserviced Student Loans; provided, however, that the Subservicer agrees that it will not (a) permit any rescission or cancellation of a Subserviced Student Loan except as ordered by a court of competent jurisdiction or governmental authority or as otherwise consented to in writing by the Indenture Trustee, the Indenture Administrator and the Owner Trustee, provided, however, that the Subservicer may write off any delinquent Subserviced Student Loan if the remaining balance of the Borrower’s account is less than $50 or (b) reschedule, revise, defer or otherwise compromise with respect to payments due on any Subserviced Student Loan except pursuant to any applicable interest only, deferral or forbearance periods or otherwise in accordance with all applicable standards, guidelines and requirements with respect to the servicing of Student Loans; provided further, however, that the Subservicer shall not agree to any reduction of yield with respect to any Subserviced Student Loan (either by reducing Borrower payments or reducing principal balance) except as permitted in accordance with Section 4.13. The Servicer, on behalf of the Issuer (pursuant to the power of attorney granted to the Servicer in Section 3.1 of the Servicing Agreement), hereby grants a power of attorney and all necessary authorization to the Subservicer to maintain any and all collection procedures with respect to the Subserviced Student Loans, including filing, pursuing and recovering claims with the Guarantors for Guarantee Payments and with the Department for Interest Subsidy Payments and Special Allowance Payments and taking any steps to enforce such Subserviced Student Loans such as commencing a legal proceeding to enforce a Subserviced Student Loan in the name of the Issuer, the Owner Trustee, the Indenture Administrator, the Indenture Trustee, the Servicer and the Noteholders of the Issuer. As envisioned in Section 3.1 of the Servicing Agreement, the Servicer hereby agrees to provide written instructions to the Owner Trustee to furnish the Subservicer (as designee of the Servicer) with any other powers of attorney and other documents reasonably necessary or appropriate to enable the Subservicer to carry out its servicing and administrative duties hereunder substantially in the form of Attachment F hereto.

Section 4.2. Collection of Subserviced Student Loan Payments.

A. The Subservicer shall make reasonable efforts (including all efforts that may be specified under the Higher Education Act or any Guarantee Agreement) to collect all payments called for under the terms and provisions of the Subserviced Student Loans as and when the same shall become due and shall follow such collection procedures as it follows with respect to similar student loans that it services. All amounts so collected by the Subservicer shall be deposited into the Collection Account in accordance with Section 2.4 of the Administration Agreement. The Subservicer shall allocate collections with respect to the Subserviced Student Loans between principal, interest and fees in accordance with Section 2.5 of the Administration Agreement. The Subservicer may, in accordance with its customary servicing procedures, waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Subserviced Student Loan.

B. The Subservicer shall remit within two Business Days of receipt thereof by it (including amounts received by it from any subservicer) to the Collection Account (i) all identifiable payments by or on behalf of the Borrowers with respect to the Trust Student Loans (other than Purchased Student Loans) as collected during the Collection Period and (ii) any Interest Subsidy Payments and Special Allowance Payments received by it with respect to the Trust Student Loans during the Collection Period.

C. The Subservicer shall, pursuant to the power of attorney granted in Section 4.1 hereunder, and on behalf of the Servicer, Owner Trustee and Issuer, make reasonable efforts to claim, pursue and collect all Guarantee Payments from the Guarantors pursuant to the Guarantee Agreements with respect to any of the Subserviced Student Loans as and when the same shall become due and payable, shall comply with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments and shall follow such practices and procedures as it follows with respect to comparable guarantee agreements and student loans that it services on behalf of its affiliates. In connection therewith, the Subservicer is hereby authorized and empowered to convey to any Guarantor the note and the related Subserviced Student Loan File representing any Subserviced Student Loan in connection with submitting a claim to such Guarantor for a Guarantee Payment and otherwise in accordance with the Subservicer’s customary practices and procedures, in each case also in accordance with the terms of the applicable Guarantee Agreement. All amounts so collected by the Subservicer shall be deposited into the Collection Account for the Issuer in accordance with Section 2.4 of the Administration Agreement. As envisioned in Section 3.2(C) of the Servicing Agreement, the Servicer hereby agrees to provide written instructions to the Issuer and the Owner Trustee to furnish the Subservicer (as designee of the Servicer), with any power of attorney, substantially in the form of Attachment F, and other documents necessary or appropriate to enable the Subservicer to convey such documents to any Guarantor and to make such claims.

D. The Subservicer shall, pursuant to the power of attorney granted in Section 4.1 hereunder, and on behalf of the Servicer, Owner Trustee and Issuer, make reasonable efforts to claim, pursue and collect all Interest Subsidy Payments and Special Allowance Payments from the Department with respect to any of the Subserviced Student Loans as and when the same shall become due and payable, shall comply with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments and shall follow such practices and procedures as the Subservicer follows with respect to similar student loans that it services on behalf of its affiliates. All amounts so collected by the Subservicer shall constitute Available Funds for the applicable Collection Period and shall be deposited into the Collection Account as specified in Section 4.2(B) and in accordance with Section 2.4 of the Administration Agreement. In connection therewith, the Subservicer shall prepare and file with the Department on a timely basis all claims forms and other documents and filings necessary or appropriate in connection with the claiming of Interest Subsidy Payments and Special Allowance Payments on behalf of the Owner Trustee and shall otherwise assist the Owner Trustee in pursuing and collecting such Interest Subsidy Payments and Special Allowance Payments from the Department. As envisioned in Section 3.2(D) of the Servicing Agreement, the Servicer hereby agrees to provide written instructions to the Issuer and the Owner Trustee to furnish the Subservicer (as designee of the Servicer), with any power of attorney, substantially in the form attached hereto as Attachment F, and other documents reasonably necessary or appropriate to enable the Subservicer to prepare and file such claims forms and other documents and filings.

Section 4.3. Realization upon Subserviced Student Loans. For the benefit of the Issuer, the Subservicer shall use reasonable efforts consistent with its servicing practices and procedures that it utilizes with respect to comparable student loans that it services on behalf of its affiliates and including all efforts that may be specified under the Higher Education Act or any applicable Guarantee Agreement in its servicing of any delinquent Subserviced Student Loans.

Section 4.4. No Impairment. The Subservicer will do nothing to impair the rights granted to the Noteholders under the Indenture, except for such actions as may be required by the Higher Education Act or other applicable law. The Subservicer shall not impair the rights of the Issuer, the Eligible Lender Trustee, the Owner Trustee, the Indenture Administrator, the Indenture Trustee or the Noteholders in the Subserviced Student Loans.

Section 4.5. Purchase of Subserviced Student Loans; Reimbursement.

A. The Servicer, the Administrator, the Issuer, the Indenture Administrator, the Indenture Trustee and the Subservicer shall give notice to the other parties promptly, in writing, upon the discovery of any breach of the provisions of Section 4.1, 4.2, 4.3 or 4.4 which has a material adverse effect (individually or in the aggregate) on the Noteholders. In the event of such a material breach which is not curable by reinstatement of the Guarantor’s guarantee of such Subserviced Student Loans, the Subservicer shall cure the breach, reimburse the Issuer or purchase the affected Subserviced Student Loans not later than 210 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Subserviced Student Loans. In the event of a material breach with respect to such Subserviced Student Loans which is curable by reinstatement of the Guarantor’s guarantee of such Subserviced Student Loans, unless the material breach shall have been cured within 360 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Subserviced Student Loans, the Subservicer shall purchase such Subserviced Student Loans not later than the sixtieth day following the end of such 360-day period. The purchase price hereunder will be the unpaid principal amount of such Subserviced Student Loans plus accrued and unpaid interest (calculated using the applicable percentage that would have been insured pursuant to Section 428(b)(1)(G) of the Higher Education Act) plus an amount equal to all forfeited Interest Subsidy Payments and Special Allowance Payments with respect to such Subserviced Student Loans (the “Purchase Amount”). Any breach that relates to compliance with the requirements of the Higher Education Act or of the applicable Guarantor but that does not affect such Guarantor’s obligation to guarantee payments of applicable Subserviced Student Loans will not be considered to have a material adverse effect for purposes of this Section 4.5A.

B. Anything in this Section 4.5 to the contrary notwithstanding, if as of the last Business Day of any month the aggregate outstanding principal amount of Subserviced Student Loans with respect to which claims have been filed with and rejected by a Guarantor or with respect to which the Subservicer determines that claims cannot be filed pursuant to the Higher Education Act as a result of a breach by the Subservicer, the Servicer or the Depositor, exceeds 1% of the Initial Pool Balance, the Subservicer or the Depositor, as appropriate, shall purchase, within 30 days of a written request the Owner Trustee, the Indenture Trustee or the Indenture Administrator, such affected Subserviced Student Loans in an aggregate principal amount such that after such purchase the aggregate principal amount of such affected Subserviced Student Loans is less than 1% of the Initial Pool Balance. The Subserviced Student Loans to be purchased by the Subservicer or the Depositor pursuant to the preceding sentence shall be based on the date of claim rejection (or date of notice referred to in the first sentence of this Section 4.5) with the Subserviced Student Loans with the earliest such date to be purchased first.

C. In consideration of the purchase of any such Subserviced Student Loans by the Subservicer pursuant to this Section 4.5, the Subservicer shall remit the Purchase Amount to the Administrator in the manner and at the time specified in Section 2.6 of the Administration Agreement.

D. Notwithstanding Section 3.5 of the Servicing Agreement, neither the Servicer nor the Subservicer shall substitute any Student Loans owned by the Issuer. The sole remedy of the Issuer, the Owner Trustee, the Indenture Administrator, the Indenture Trustee and the Noteholders with respect to a breach pursuant to Section 4.1, 4.2, 4.3 or 4.4 shall be to require the Subservicer to purchase Subserviced Student Loans pursuant to this Section 4.5.

E. None of the Owner Trustee, the Indenture Trustee, the Indenture Administrator or the Eligible Lender Trustee shall have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Subserviced Student Loan or the reimbursement for any interest penalty pursuant to this Section 4.5.

F. The Subservicer shall not be deemed to have breached its obligations pursuant to Section 4.1, 4.2, 4.3 or 4.4 if it is rendered unable to perform such obligations, in whole or in part, by a force outside the control of the parties hereto (including acts of God, acts of war, fires, earthquakes, hurricanes, floods and other disasters). The Subservicer shall diligently perform its duties under this Agreement as soon as practicable following the termination of such interruption of business.

G. None of the Eligible Lender Trustee, the Indenture Administrator or the Indenture Trustee shall have any responsibility for reviewing any Subserviced Student Loan or any documents in connection therewith to determine if a Subserviced Student Loan is an Eligible Loan or to determine whether any such document is valid and binding, any assignments or endorsements are in proper form or to inspect, review or examine any documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose.

Section 4.6. [Reserved].

Section 4.7. Access to Certain Documentation and Information Regarding Subserviced Student Loans. Upon reasonable prior notice, the Subservicer shall provide to the Administrator and the Sub-Administrator and their respective agents access to the Subserviced Student Loan Files and shall permit the Administrator and the Sub-Administrator to examine and make copies of, and abstracts from, the records and books of account of the Subservicer relating to the Subserviced Student Loans and shall permit the Administrator and the Sub-Administrator to undertake periodic site reviews of the Subservicer’s operations relating to the servicing of the Subserviced Student Loans (including on the premises of any agent of the Subservicer). Reasonable access shall be afforded to the Administrator and the Sub-Administrator without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Subservicer. Nothing in this Section shall affect the obligation of the Subservicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Subservicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

Section 4.8. Subservicer Expenses. The Subservicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to the Servicer, the Administrator and the Sub-Administrator; provided, however, the Subservicing Carryover Fee will be subject to increase agreed to by the Subservicer, the Sub-Administrator and the Servicer to the extent that a demonstrable and significant increase occurs in the costs incurred by the Subservicer in providing the services to be provided hereunder, whether due to changes in applicable governmental regulations, Guarantor program requirements or regulations or postal rates. Notwithstanding anything to the contrary contained herein, the Subservicer may, at its option, collect fees from the Borrowers in connection with sending payment histories and amortization schedules to Borrowers, faxing documents to Borrowers, providing credit reference letters to Borrowers, providing a “speed pay” payment option to Borrowers and for other similar optional services requested by a Borrower and may retain such fees. The Subservicer may also, in accordance with its customary servicing procedures, collect fees from Borrowers for returned check processing or other insufficient fund transactions and may assess such fees from the Borrower’s Subserviced Student Loan payment and retain such fees. Notwithstanding the foregoing, in connection with any net payments owed to the Department which relate to special allowance payment rebates, the Subservicer shall make such net payments as such payments become due, and the Subservicer shall, upon written request to the Sub-Administrator, be entitled to reimbursement therefor, which reimbursement shall be paid to the Subservicer as part of its Subservicing Fee, from amounts on deposit in the Collection Account (to the extent of Available Funds) pursuant to Section 2.7(d) of the Administration Agreement.

Section 4.9. Appointment of Subservicers.

A. In addition to the Sub-Subservicing Agreement, the Subservicer may at any time, upon the written consent of the Sub-Administrator, appoint one or more other subservicers from time to time to perform all or any portion of its obligations as Subservicer hereunder; provided, however, that any applicable Notice Condition shall have been satisfied in connection therewith; provided, further, that the Subservicer shall remain obligated and be liable to the Issuer, the Servicer, the Owner Trustee, the Indenture Administrator, the Indenture Trustee and the Noteholders for the servicing and administering of the Subserviced Student Loans in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of any such subservicer and to the same extent and under the same terms and conditions as if the Subservicer alone were servicing and administering the Subserviced Student Loans. The fees and expenses of a subservicer shall be as agreed between the Subservicer and such subservicer from time to time and none of the Issuer, the Servicer, the Owner Trustee, the Indenture Administrator, the Indenture Trustee or the Noteholders shall have any responsibility therefor. With respect to satisfying the Notice Condition referred to above, the term “subservicer” shall be deemed not to include systems providers, systems developers or systems maintenance contractors, collection agencies, credit bureaus, lock box providers, mail service providers and other similar types of service providers.

B. For the benefit of the Issuer, the Subservicer shall cause any subservicer used by the Subservicer (or by any subservicer) for the benefit of the Issuer to comply with the provisions of the reporting and compliance provisions of this Agreement to the same extent as if such subservicer were the Subservicer, and to provide the information required with respect to such subservicer as is required to be filed with the Commission. The Subservicer shall be responsible for obtaining from each subservicer and delivering to the Issuer and the Administrator any servicer compliance statement required to be delivered by such subservicer, any assessment of compliance and attestation required to be delivered by such subservicer, each as set forth in Article VII of this Agreement and any certification required to be delivered to the Person that will be responsible for signing a Sarbanes-Oxley Certification on behalf of the Issuer as and when required to be delivered.

C. The Subservicer shall promptly, upon request, provide to the Issuer a written description (in form and substance satisfactory to such Issuer) of the role and function of each Subcontractor utilized by the Subservicer or any subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (iii) which, if any, elements of the Applicable Servicing Criteria will be addressed in assessments of compliance and attestations provided by each Subcontractor identified in clause (ii) of this paragraph.

D. As a condition to the utilization of any Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, the Subservicer shall cause any such Subcontractor used by the Subservicer (or by any subservicer) for the benefit of the Issuer to comply with the reporting and compliance provisions of Article VII of this Agreement to the same extent as if such Subcontractor were the Subservicer. The Subservicer shall be responsible for obtaining from each Subcontractor and delivering to the Issuer and the Administrator any assessment of compliance and attestation required to be delivered by such Subcontractor, each as set forth in Article VII of this Agreement, in each case as and when required to be delivered.

Section 4.10. Reports. With respect to Subserviced Student Loans, the Subservicer shall prepare reports and data and furnish the following information to the Issuer, the Administrator, the Indenture Administrator and the Owner Trustee, unless otherwise noted, at the specified times:

(a) The reports and data listed in Attachment A, at the times indicated in the attachment;

(b) Within 30 days following the end of each calendar quarter, to the Department, owner’s request for interest and Special Allowance Payments (ED 799);

(c) To credit reporting agencies as may be selected by the Subservicer, credit reporting in accordance with the Higher Education Act;

(d) At any time the Owner Trustee, the Indenture Trustee or the Indenture Administrator shall have reasonable grounds to believe that such request would be necessary in connection with its performance of its duties under related documents, and within five (5) Business Days of receipt of a request therefor, the Subservicer shall furnish to the Owner Trustee, the Indenture Trustee or the Indenture Administrator a list of all Subserviced Student Loans (by borrower loan identification number, type and outstanding principal balance) and any additional information requested relating to the Subserviced Student Loans; and

(e) From time to time as may be reasonably requested, reports and data providing additional information on the Subserviced Student Loans.

Section 4.11. Securities and Exchange Commission Filings.

A. The Subservicer shall reasonably cooperate with the Depositor in connection with the Issuer satisfying the reporting requirements under the Exchange Act. At the request of the Depositor, the Subservicer shall prepare on behalf of the Issuer any Forms 8-K, 10-D and 10-K customary for similar securities as required by the Exchange Act and the rules and regulations of the Commission thereunder, and the Subservicer shall sign and file (via the Commission’s Electronic Data Gathering and Retrieval System) such Forms on behalf of the Depositor. The Depositor hereby grants to the Subservicer a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until the earlier of either (i) receipt by the Subservicer from the Depositor of written termination of such power of attorney or (ii) the termination of the Issuer. Notwithstanding the foregoing, in the event that the Commission does not accept a certification signed by the Depositor where the related Form 10-K is signed by the Subservicer on behalf of the Depositor, the Subservicer should prepare such Form 10-K to be signed by the Depositor and the Depositor shall sign such form.

B. Each Form 10-D shall be filed by the Subservicer within 15 days after each Distribution Date. On or prior to 90 days after the end of each fiscal year of the Issuer (or such earlier date as may be required by the Exchange Act and the rules and regulations of the Commission), if requested by the Depositor, the Subservicer shall file a Form 10-K, in substance as required by applicable law or applicable Commission staff’s interpretations. Such Form 10-K shall include as exhibits (i) the Servicer’s annual statement of compliance described under Section 7.3 of the Servicing Agreement and Section 3.2(a) of the Administration Agreement and (ii) the accountant’s report described under Section 3.3 of the Administration Agreement, in each case to the extent they have been timely delivered to the Subservicer. If they are not so timely delivered, the Subservicer shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Subservicer. The Subservicer shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Subservicer’s inability or failure to obtain any information not resulting from its own negligence, willful misconduct or bad faith.

C. The Subservicer shall sign a certification (in the form attached hereto as Attachment E or in such other form as may be appropriate or necessary and as may be agreed upon by the Subservicer and the Depositor as a result of changes promulgated by the Commission in the Certification required to be filed with the Form 10-K, which are applicable to the Issuer), for the benefit of the Depositor and its officers, directors and Affiliates by March 20th of each calendar year commencing in the calendar year of the Effective Date, if prior to March 20th, or the following year, if after March 20th (or if not a Business Day, the immediately preceding Business Day). In addition, (i) the Subservicer shall indemnify and hold harmless the Depositor and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Subservicer’s obligations under this Section 4.11C or the Subservicer’s negligence, bad faith or willful misconduct in connection therewith, and (ii) the Subservicer shall indemnify and hold harmless the Depositor and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Subservicer’s obligations under this Section 3.11C or the negligence, bad faith or willful misconduct of the Subservicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, then the Subservicer agrees that it shall contribute to the amount paid or payable to the Depositor as a result of the losses, claims, damages or liabilities of the Depositor in such proportion as is appropriate to reflect the relative fault of the Depositor on the one hand and the Subservicer on the other in connection with a breach of the Subservicer’s obligations under this Section 3.11C or the Subservicer’s negligence, bad faith or willful misconduct in connection therewith.

D. Upon any filing with the Commission pursuant to this Section 4.11, the Subservicer shall make available to the Depositor a copy of any such executed report, statement or information.

Section 4.12. Covenants and Agreements of the Servicer and Subservicer. The Servicer and Subservicer each agree that:

A. Any payment and any communications received at any time by the Servicer with respect to a Subserviced Student Loan shall be immediately transmitted to the Subservicer. Such communications shall include, but not be limited to, requests or notices of loan cancellation, notices of borrower disqualification, letters, changes in address or status, notices of death or disability, notices of bankruptcy and forms requesting deferment of repayment or forbearance.

B. The Subservicer may change any part or all of its equipment, data processing programs and any procedures and forms in connection with the services performed hereunder so long as the Subservicer continues to service the Subserviced Student Loans in conformance with the requirements herein. The Subservicer shall not make any material change in its servicing system and operations with respect to the Subserviced Student Loans without the prior written consent of the Sub-Administrator, which consent will not be unreasonably withheld. Each written request for consent by the Subservicer shall be acted upon promptly by the Sub-Administrator. Anything in this paragraph B to the contrary notwithstanding, the Subservicer will not be required to request the consent of the Sub-Administrator with respect to any changes in the Subservicer’s servicing system and operations which the Subservicer reasonably determines are required due to changes in the Higher Education Act or Guarantor program requirements.

C. [Reserved].

D. The Subservicer may include marketing or informational material generally provided to borrowers of loans owned by affiliates of Sallie Mae, Inc. with communications sent to a Borrower.

E. The Subservicer shall, if requested by a Borrower of a Subserviced Student Loan, arrange for the sale of such Subserviced Student Loan to another lender which holds another student loan of such Borrower at a price not less than the Purchase Amount.

F. The Subservicer shall arrange for the sale of a Subserviced Student Loan to the Department upon receipt by the Subservicer of an executed consolidation loan application from the Borrower of the related Subserviced Student Loan or a request from the Borrower to add additional loans to such Subserviced Student Loans as permitted under the Higher Education Act. The sale price for such Subserviced Student Loan shall equal the Purchase Amount.

G. The Servicer is duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its organization and has all requisite corporate or similar power and authority to carry on its business as now conducted and is duly qualified, has obtained and will maintain all licenses and approvals to do business and is in good standing and shall remain in good standing in each jurisdiction where such qualification or licensing is required; provided, however, that (i) to the extent that the Servicer loses or otherwise fails to maintain any license, approval or qualification as a consequence of any act or omission of the Subservicer or any Person with whom the Subservicer has subcontracted to perform obligations of the Subservicer under this Agreement, whether or not constituting a Subservicer Default, such loss or failure shall not be deemed to constitute a breach of this Section 4.12G, and (ii) if the Subservicer becomes aware that any license, approval or qualification required to be maintained by the Servicer pursuant to this Section 4.12G is not in effect, the Subservicer shall exert its reasonable efforts to notify the Servicer thereof; provided, further, that failure of the Subservicer to provide such notice to the Servicer shall not be deemed to constitute a breach of this Section 4.12G by the Subservicer.

H. The Servicer shall not interfere with the Subservicer in the performance of the Subservicer’s duties.

Section 4.13. Incentive Programs; Deferment and Forbearance. The Subservicer shall service the Subserviced Student Loans in accordance with the terms of any applicable borrower incentive program, to the extent such programs are in effect for each Subserviced Student Loan as of the Closing Date and to the extent any Borrower requests that any borrower incentive program be applied to the Borrower’s Subserviced Student Loan. The Subservicer may, in accordance with its customary servicing policies, grant any Borrower alternative payment options as provided within the terms of the Subserviced Student Loans (e.g., interest-only payments); provided, that such Borrower requests and properly qualifies for such deferment or forbearance in accordance with the terms of Sallie Mae, Inc.’s deferment or forbearance policies, respectively; provided, further, that under such deferment and forbearance policies, any interest payments that are postponed shall be capitalized no more frequently than quarterly and at the end of the deferment or forbearance period, respectively.

Section 4.14. Financial Statements. The Subservicer shall provide to the Indenture Trustee, Indenture Administrator and the Administrator at any time that the Subservicer is not an Affiliate of the Sub-Administrator (a) as soon as possible, and in no event more than 120 days after the end of each fiscal year of the Subservicer, audited financials on a consolidated basis as at the end of and for such year and (b) as soon as possible, and in no event more than 30 days after the end of each quarterly accounting period of the Subservicer, unaudited financials on a consolidated basis as at the end of and for such period.

Section 4.15. Insurance. The Subservicer shall maintain or cause to be maintained insurance with respect to its property and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of institutions of the same type and size.

Section 4.16. Administration Agreement. The Subservicer agrees to perform all duties required of the Servicer under the Administration Agreement using that degree of skill and attention that the Subservicer exercises with respect to its comparable business activities.

Section 4.17. Lender Identification Number. The Owner Trustee has permitted certain trusts, other than the Issuer, established by the Depositor to securitize student loans, to use the Department lender identification number applicable to the Issuer if the servicing agreements with respect to such other trusts include provisions substantially similar to this paragraph. The Subservicer may claim and collect Interest Subsidy Payments and Special Allowance Payments with respect to Subserviced Student Loans and student loans in such other trusts using such common lender identification number. Notwithstanding anything herein or in the Basic Documents to the contrary, any amounts assessed against payments (including, but not limited to, Interest Subsidy Payments and Special Allowance Payments) due from the Department to any such other trust using such common lender identification number as a result of amounts owing to the Department from the Issuer will be deemed for all purposes hereof and of the Basic Documents (including for purposes of determining amounts paid by the Department with respect to the student loans in the Trust and such other trust) to have been assessed against the Issuer and shall be deducted by the Administrator or the Subservicer and paid to such other trust from any collections made by them which would otherwise have been payable to the Collection Account for the Issuer. Any amounts assessed against payments due from the Department to the Issuer as a result of amounts owing to the Department from such other trust using such common lender identification number will be deemed to have been assessed against such other trust and will be deducted by the Administrator or the Subservicer from any collections made by them which would otherwise be payable to the collection account for such other trust and paid to the Issuer.

Section 4.18. Privacy and Information Security Provisions. With respect to information that is “non-public personal information” (as defined in the GLB Regulations) that is disclosed or provided by the Issuer (or on the Issuer’s behalf) to the Subservicer in connection with this Agreement, or any Basic Document to which the Subservicer is a party, the Subservicer agrees, that in performing its obligations under this Agreement, the Subservicer shall comply with all reuse, redisclosure, or other customer information handling, processing, security, and protection requirements that are specifically required of a non-affiliated third-party processor or servicer (or subcontractor) under the GLB Regulations and other applicable federal or state consumer privacy laws, rules, and regulations. Without limiting the foregoing, the Subservicer agrees that:

A. the Subservicer is prohibited from disclosing or using any “non-public personal information” (as defined in the GLB Regulations) disclosed or provided by the Issuer or on the Issuer’s behalf to the Subservicer, except solely to carry out the purposes for which it was disclosed, including use under an exception contained in 12 CFR sections 40.14 or 40.15 or 16 CFR sections 313.14 or 313.15, as applicable, of the GLB Regulations in the ordinary course of business to carry out those purposes; and

B. the Subservicer has implemented and will maintain an information security program designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information, Final Rule (12 CFR Part 364, Appendix B) and the Federal Trade Commission’s Standards for Safeguarding Customer Information (16 CFR Part 314).

Section 4.19. Reimbursement of Servicer. The Subservicer shall be required to pay all expenses incurred by the Servicer in connection with its activities hereunder, including fees and disbursements of independent accountants, reasonable fees and expenses of legal counsel, taxes imposed on the Servicer and expenses incurred by the Servicer in connection with the performance of its duties hereunder and under the Servicing Agreement and the Administration Agreement.

ARTICLE V

Section 5.1. Representations of Subservicer. The Subservicer makes the following representations, warranties and covenants to the Servicer and to the Issuer on the date of this Agreement and as of the Effective Date.

A. Organization and Good Standing. The Subservicer is duly incorporated and validly existing as a corporation under the laws of the State of Delaware and in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to service the Subserviced Student Loans and to hold the Subserviced Student Loan Files as custodian.

B. Due Qualification. The Subservicer is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Subserviced Student Loans as required by this Agreement) shall require such qualifications.

C. Power and Authority. The Subservicer has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Subservicer by all necessary action. No registration with or approval of any governmental agency is required for the due execution and delivery by, and enforceability against, the Subservicer of this Agreement.

D. Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Subservicer enforceable in accordance with its terms subject to bankruptcy, insolvency and other similar laws affecting creditors’ rights generally and subject to equitable principles.

E. No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the bylaws of the Subservicer, or any indenture, agreement or other instrument to which the Subservicer is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the best of the Subservicer’s knowledge, any order, rule or regulation applicable to the Subservicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties.

F. No Proceedings. There are no proceedings or investigations pending, or, to the Subservicer’s best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Subservicer or its properties: (i) asserting the invalidity of this Agreement or any of the other Basic Documents to which the Subservicer is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Subservicer of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents to which the Servicer is a party, or (iv) relating to the Subservicer and which might adversely affect the federal or state income tax attributes of the Notes.

Section 5.2. Indemnities of Subservicer.

A. The Subservicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Subservicer under this Agreement.

The Subservicer shall pay for any loss, liability, claim or expense (including, without limitation, costs and expenses of litigation and of investigation counsel fees, damages, judgments and amounts paid in settlement) that may be imposed on, incurred by or asserted against the Servicer, the Issuer, the Owner Trustee (in its capacity as such or individually) or the Eligible Lender Trustee (in its capacity as such or individually) by the Department pursuant to the Higher Education Act, to the extent that such loss, liability or expense arose out of, or was imposed upon the Servicer, the Issuer, the Owner Trustee (in its capacity as such or individually) or the Eligible Lender Trustee (in its capacity as such or individually) through, the negligence, willful misfeasance or bad faith of the Subservicer in the performance of its obligations and duties under this Agreement or by reason of the reckless disregard of its obligations and duties under this Agreement, where the final determination that any such loss, liability or expense arose out of, or was imposed upon the Servicer, the Issuer, the Owner Trustee (in its capacity as such or individually) or the Eligible Lender Trustee (in its capacity as such or individually) through, any such negligence, willful misfeasance, bad faith or recklessness on the part of the Subservicer is established by a court of law, by an arbitrator or by way of settlement agreed to by the Subservicer. Notwithstanding the foregoing, if the Subservicer is rendered unable, in whole or in part, by a force outside the control of the parties hereto (including acts of God, acts of war, fires, earthquakes, hurricanes, floods and other disasters) to satisfy its obligations under this Agreement, the Subservicer shall not be deemed to have breached any such obligation upon delivery of written notice of such event to the Servicer, the Owner Trustee, the Indenture Trustee and the Indenture Administrator, for so long as the Subservicer remains unable to perform such obligation as a result of such event.

For purposes of this Section, in the event of the termination of the rights and obligations of Sallie Mae, Inc. (or any successor thereto pursuant to Section 5.3) as Subservicer pursuant to Section 6.1, or a resignation by such Subservicer pursuant to this Agreement, such Subservicer shall be deemed to be the Subservicer pending appointment of a successor subservicer pursuant to Section 6.2.

Liability of the Subservicer under this Section shall survive the resignation or removal of the Servicer, the Owner Trustee, the Indenture Trustee, the Indenture Administrator or the Eligible Lender Trustee or the termination of this Agreement. If the Subservicer shall have made any payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Subservicer, without interest.

B. Sallie Mae, Inc. will assume, pay, perform and otherwise discharge substantially all of the duties, obligations and liabilities of SLC, as Servicer under the Servicing Agreement and the Administration Agreement, including all indemnities provided by SLC, as Servicer thereunder, and will additionally indemnify SLC, as Servicer and its permitted successors and assigns for all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon SLC, as Servicer, through the negligence, willful misfeasance or bad faith of Sallie Mae, Inc. in the performance of its duties under this Agreement or by reason of a breach of its representations, warranties, obligations or duties hereunder. Sallie Mae, Inc. will also indemnify SLC, as Servicer and its successor and assigns in their individual capacities and any of their officers, directors, employees and agents against any and all loss, liability, claim or expense (including costs and expenses of litigation and of investigation counsel fees, damages, judgments and amounts paid in settlement) incurred by them in connection with the performance of their duties under the Servicing Agreement or in accepting instructions from the Subservicer.

Section 5.3. Merger or Consolidation of, or Assumption of the Obligations of, Subservicer. The Subservicer hereby agrees that, upon (a) any merger or consolidation of the Subservicer into another Person, (b) any merger or consolidation to which the Subservicer shall be a party resulting in the creation of another Person or (c) any

Person succeeding to the properties and assets of the Subservicer substantially as a whole, the Subservicer shall (i) cause such Person (if other than the Subservicer) to execute an agreement which states expressly that such Person assumes every obligation of the Subservicer hereunder, (ii) deliver to the Servicer, the Owner Trustee, the Indenture Trustee or the Indenture Administrator an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) cause the Notice Condition to have been satisfied with respect to such transaction and (iv) cure any existing Subservicer Default or any continuing event which, after notice or lapse of time or both, would become a Subservicer Default. Upon compliance with the foregoing requirements, such Person shall be the successor subservicer under this Agreement without further act on the part of any of the parties to this Agreement.

Section 5.4. Limitation on Liability of Subservicer. The Subservicer shall not be under any liability to the Issuer, the Noteholders, the Administrator, the Eligible Lender Trustee, the Owner Trustee, the Indenture Administrator or the Indenture Trustee except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement, for errors in judgment, for any incorrect or incomplete information provided by schools, Borrowers, Guarantors and the Department, for the failure of any party to this Subservicing Agreement or any other Basic Document to comply with its respective obligations hereunder or under any other Basic Document or for any losses attributable to the insolvency of any Guarantor; provided, however, that this provision shall not protect the Subservicer against its obligation to purchase Student Loans from the Issuer pursuant to Section 4.5 hereof or to pay to the Issuer amounts required pursuant to Section 4.5 hereof or against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Subservicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising under this Agreement.

Except as provided in this Agreement, the Subservicer shall not be under any obligation to appear in, prosecute or defend any legal action where it is not named as a party; provided, however, that the Subservicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the Noteholders; provided, further, that if requested by the Servicer in connection with a legal action where the Servicer is a party, the Servicer may request that the Subservicer appear, and the Subservicer shall provide reasonable cooperation to the Servicer in connection with such legal action to the extent that such legal action arose in connection with the Subservicer’s performance of its duties and obligations under this Agreement.

Section 5.5. Sallie Mae, Inc. Not to Resign as Subservicer. Subject to the provisions of Section 5.3, Sallie Mae, Inc. shall not resign from the obligations and duties hereby imposed on it as Subservicer under this Agreement without the consent of the Administrator and Citibank, N.A. except upon determination that the performance of its duties under this Agreement are no longer permissible under applicable law. Notice of any such determination permitting the resignation of Sallie Mae, Inc. shall be communicated to the Owner Trustee, the Indenture Trustee and the Indenture Administrator at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Servicer, the Owner Trustee, the Indenture Trustee and the Indenture Administrator concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Administrator or a successor subservicer shall have assumed the responsibilities and obligations of Sallie Mae, Inc. in accordance with Section 6.2.

ARTICLE VI

Section 6.1. Subservicer Default. If any one of the following events (a “Subservicer Default”) shall occur and be continuing:

(1) any failure by the Subservicer (i) to deliver to the Indenture Trustee or the Indenture Administrator, as the case may be, for deposit in the Trust Accounts any payment required by the Basic Documents to which the Servicer is a signatory or (ii) in the event that daily deposits into the Collection Account are not required, to deliver to the Administrator any payment required by the Basic Documents, which failure in case of either clause (i) or (ii) continues unremedied for five Business Days after written notice of such failure is received by the Subservicer from the Owner Trustee, the Indenture Trustee, the Indenture Administrator or the Administrator or five Business Days after discovery of such failure by an officer of the Subservicer; or

(2) any failure by the Subservicer duly to observe or to perform in any material respect any other term, covenant or agreement of the Subservicer set forth in this Agreement or of the Servicer set forth in any other Basic Document to which it is a party, which failure shall (i) materially and adversely affect the rights of the Indenture Trustee, on behalf of the Noteholders, or the Noteholders and (ii) continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Subservicer by the Indenture Trustee, the Indenture Administrator, the Eligible Lender Trustee or the Administrator or (B) to the Subservicer, and to the Indenture Trustee, the Indenture Administrator and the Eligible Lender Trustee by the Noteholders representing at least a majority of the Outstanding Amount of the Notes; provided, however, that any breach of Sections 4.1, 4.2, 4.3 or 4.4 shall not be deemed a Subservicer Default so long as the Subservicer is in compliance with its obligations under Section 4.5; or

(3) an Insolvency Event occurs with respect to the Subservicer; or

(4) any failure by the Subservicer to comply with any requirements under the Higher Education Act resulting in a loss of its eligibility as a third-party servicer; or

(5) any failure by the Subservicer, any subservicer appointed by the Subservicer or any Subcontractor to deliver any information, report, certification or accountants’ letter when and as required under Article VII (including, without limitation, any failure by the Subservicer to identify any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB), which continues unremedied for fifteen (15) calendar days after the date on which such information, report, certification or accountants’ letter was required to be delivered; or

(6) any Servicer Default occurs under and as defined in the Servicing Agreement, except to the extent caused solely by a failure of the Servicer to perform an obligation enumerated on Attachment G;

then, and in each and every case, so long as the Subservicer Default shall not have been remedied, the Servicer by notice then given in writing to the Subservicer may, and upon receipt of written instruction from the Indenture Trustee acting at the directions of Noteholders holding not less than a majority of the outstanding Notes shall, terminate all the rights and obligations (other than the obligations set forth in Section 4.5 and Section 5.2) of the Subservicer under this Agreement. As of the effective date of termination of the Subservicer, all authority and power of the Subservicer under this Agreement, whether with respect to the Notes or the Subserviced Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Administrator or such successor subservicer as may be appointed under Section 6.2. The predecessor Subservicer shall cooperate with the successor subservicer and the Indenture Administrator in effecting the termination of the responsibilities and rights of the predecessor Subservicer under this Agreement, including the transfer to the successor subservicer for administration by it of all cash amounts that shall at the time be held by the predecessor Subservicer for deposit, or shall thereafter be received by it with respect to a Subserviced Student Loan. All reasonable costs and expenses, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor subservicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor subservicer to service the Subserviced Student Loans properly and effectively, costs reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, costs or expenses associated with the transfer of all servicing files and costs of amending the Agreement, if necessary, incurred in connection with transferring the Subserviced Student Loan Files to the successor subservicer and amending this Agreement and any other Basic Documents to reflect such succession as Subservicer pursuant to this Section shall be paid by the predecessor Subservicer (other than the Indenture Administrator acting as the Subservicer under this Section 6.1) upon presentation of reasonable documentation of such costs and expenses. If the predecessor Subservicer (other than the Indenture Administrator) does not pay such reimbursement within thirty (30) days of its receipt of an invoice therefor, such reimbursement shall be an expense of the Issuer and the successor subservicer shall be entitled to receive such reimbursement from amounts on deposit in the Collection Account. Upon receipt of notice of the occurrence of a Subservicer Default, the Issuer shall promptly give notice thereof to the Indenture Trustee, the Indenture Administrator and the Rating Agencies.

Notwithstanding the foregoing, the Subservicer shall not be deemed to have breached its obligations to service the Subserviced Student Loans, nor will a Subservicer Default be deemed to have occurred under this Section 6.1, if the Subservicer is rendered unable to perform such obligations, in whole or in part, by a force outside the control of the parties hereto (including, without limitation, acts of God, acts of war or terrorism, fires, earthquakes, hurricanes, floods and other material natural or man made disasters); provided, that the Subservicer shall be required to diligently undertake all actions necessary to resume the performance of its duties hereunder as soon as practicable following the termination of such business interruption or, if necessary and appropriate in its reasonable judgment to enable the proper servicing of the Subserviced Student Loans, to transfer servicing, either temporarily or permanently, to another servicer.

In addition, notwithstanding anything above to the contrary, no Subservicer Default shall be deemed to have occurred if the event or events giving rise to such Subservicer Default are solely the result of the Servicer or prior to the Conversion Date, the Sub-Subservicer having breached its respective duties under this Agreement or the Sub-Subservicing Agreement, as applicable. In such an event, the Servicer and the Sub-Subservicer each agree to (i) if prior to the Conversion Date, cooperate fully with the Subservicer to effect the transfer of servicing to the Subservicer from the Sub-Subservicer as quickly as possible, and (ii) to the extent that a Servicer Default under and as defined in the Servicing Agreement has occurred and the Issuer appoints the Subservicer as the successor servicer, cooperate with the Subservicer, the Issuer and the Indenture Trustee in effecting a replacement of the Servicer, under the Servicing Agreement, with the Subservicer, as successor servicer.

Section 6.2. Appointment of Successor.

A. Upon receipt by the Subservicer of notice of termination pursuant to Section 6.1, or the resignation by the Subservicer in accordance with the terms of this Agreement, the predecessor Subservicer shall continue to perform its functions as Subservicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the Indenture Administrator or a successor subservicer shall have assumed the responsibilities and duties of Sallie Mae, Inc. In the event of the termination hereunder of the Subservicer, the Issuer shall appoint a successor to the Subservicer acceptable to the Indenture Administrator, and the successor to the Subservicer shall accept its appointment by a written assumption in form acceptable to the Indenture Administrator. In the event that a successor subservicer has not been appointed at the time when the predecessor Subservicer has ceased to act as Subservicer in accordance with this Section, the Indenture Administrator without further action shall automatically be appointed the successor subservicer and the Indenture Administrator shall be entitled to the Servicing Fee and any Carryover Servicing Fees. Notwithstanding the above, the Indenture Administrator shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established institution whose regular business shall include the servicing of student loans, as the successor subservicer under this Agreement; provided, however, that such right to appoint or to petition for the appointment of any such successor subservicer shall in no event relieve the Indenture Administrator from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment.

B. Upon appointment, the successor to the Subservicer (including the Indenture Administrator acting as successor to the Subservicer) shall be the successor in all respects to the predecessor Subservicer and shall be subject to all the responsibilities, duties and liabilities placed on the predecessor Subservicer that arise thereafter or are related thereto and shall be entitled to an amount agreed to by such successor subservicer (which shall not exceed the Servicing Fee unless the Notice Condition is satisfied with respect to such compensation arrangements) and all the rights granted to the predecessor Subservicer by the terms and provisions of this Agreement; provided, that the successor subservicer shall assume no liability or responsibility for any acts, representations, obligations and covenants of any predecessor Subservicer prior to the date that the successor subservicer becomes Subservicer hereunder.

C. Notwithstanding the foregoing or anything to the contrary herein or in the other Basic Documents, the Indenture Administrator, to the extent it is acting as successor subservicer pursuant hereto and thereto, shall be entitled to resign to the extent a qualified successor subservicer has been appointed and has assumed all the obligations of the Servicer in accordance with the terms of this Agreement and the other Basic Documents.

Section 6.3. Notification to Noteholders. Upon any termination of, or appointment of a successor to, the Subservicer pursuant to this Article VI, the Servicer, on behalf of the Issuer and the Indenture Administrator, shall give prompt written notice thereof to the Noteholders, the holder of the Trust Certificate and the Rating Agencies (which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Rating Agencies).

Section 6.4. Waiver of Past Defaults. The Servicer may waive in writing any default by the Subservicer in the performance of its obligations hereunder and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with the Servicing Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Subservicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

ARTICLE VII

Section 7.1. Amendment.

This Agreement may be amended, supplemented or modified only by written instrument duly executed by the Servicer and the Subservicer and with the prior written consent of Citibank, N.A., (not to be unreasonably withheld, delayed or conditioned); provided that Article III may only be amended supplemented or modified with the prior written consent of the Custodial Parties and Citibank, N.A. Any amendment, modification, supplement or waiver of this Agreement without the prior written consent of Citibank, N.A. shall be null and void. The Subservicer shall promptly provide notice of any such amendment to the Rating Agencies.

Section 7.2. Notices. All notices hereunder shall be given by United States certified or registered mail, by facsimile or by other telecommunication device capable of creating written record of such notice and its receipt. Notices hereunder shall be effective when received and shall be addressed to the respective parties hereto at the addresses set forth below, or at such other address as shall be designated by any party hereto in a written notice to each other party pursuant to this Section. Notices hereunder required to be delivered to the Owner Trustee, the Rating Agencies, the Indenture Trustee or the Indenture Administrator shall be delivered to the notice address specified for each such party in the Indenture.

If to the Servicer, to:

The Student Loan Corporation

[    ]

If to the Subservicer, to:

Sallie Mae, Inc.

12061 Bluemont Way

Reston, Virginia 20190

Attn: Senior Vice President, Servicing

If to Citibank, N.A.:

[Citibank, N.A. ADDRESS]

Section 7.3. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute one and the same instrument.

Section 7.4. Entire Agreement; Severability. All prior representations, statements, negotiations and undertakings with regard to the subject matter hereof are superseded hereby.

If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remaining terms and provisions of this Agreement, or the application of such terms or provisions to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

Section 7.5. Governing Law. The terms of this Agreement shall be subject to all applicable provisions of the Higher Education Act and shall be construed in accordance with and governed by the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties, hereunder shall be determined in accordance with such laws.

Section 7.6. Consent to Jurisdiction. Each party hereby irrevocably submits to the co-exclusive jurisdiction of the Delaware Chancery Court, or if such court shall not have jurisdiction, any federal or other state court of the State of Delaware and any federal or other state court of the State of New York, for the purpose of any action or proceeding arising out of or relating to this Agreement and each party hereto hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any such court. Each party hereto agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Notwithstanding the foregoing, each party hereto shall be entitled to implead (or take similar steps with respect to) any indemnified party into any action relating to a third party claim in any other jurisdiction.

Each of The Student Loan Corporation and Sallie Mae, Inc. irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such party. Nothing in this Section 7.6 shall affect the right of any party to this Agreement to serve legal process in any other manner permitted by law.

Section 7.7. Relationship of Parties. The Subservicer is an independent contractor and, except for the services which it agrees to perform hereunder, the Subservicer does not hold itself out as an agent of the Servicer. Nothing herein contained shall create or imply an agency relationship between the Subservicer and the Servicer, nor shall this Agreement be deemed to constitute a joint venture or partnership between the Subservicer and the Servicer.

Section 7.8. Captions. The captions used herein are for the convenience of reference only and are not part of this Agreement, and shall in no way be deemed to define, limit, describe or modify the meanings of any provision of this Agreement.

Section 7.9. Nonliability of Directors, Officers and Employees of the Servicer and Subservicer. No member of the board of directors or any officer, employee or agent of the Servicer or the Subservicer (or any Affiliate of any such party) shall be personally liable for any obligation incurred under this Agreement.

Section 7.10. Assignment. This Agreement may not be assigned by the Subservicer except as permitted under Sections 5.3, 5.5 and 6.2 hereof. This Agreement may not be assigned by the Servicer without the prior written permission of the Subservicer and Citibank, N.A. and may not be assigned by the Subservicer without the prior written permission of Citibank, N.A.

Section 7.11. Limitation of Liability of Owner Trustee, Indenture Trustee and Indenture Administrator.

A. Notwithstanding anything contained herein to the contrary, this Agreement has been signed by Wilmington Trust Company, not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity, or except as expressly provided in the Trust Agreement, as Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer or the Owner Trustee hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

B. Notwithstanding anything contained herein to the contrary, this Agreement has been signed by U.S. Bank National Association, not in its individual capacity but solely in its capacity as Indenture Trustee of the Issuer and in no event shall U.S. Bank National Association in its individual capacity or, except as expressly provided in the Indenture, as Indenture Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

ARTICLE VIII

Section 8.1. Intent of the Parties; Reasonableness. The Subservicer and the Servicer, on behalf of the Issuer, acknowledge and agree that the purpose of Article VIII of this Agreement is to facilitate compliance by the Issuer with the provisions of Regulation AB and related rules and regulations of the Commission. Neither the Servicer nor the Sub-Administrator shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Subservicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Depositor, the Servicer or the Sub-Administrator, on behalf of the Issuer, in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection therewith, the Subservicer shall cooperate fully with the Depositor, the Servicer and the Sub-Administrator, on behalf of the Issuer, to deliver to the Sub-Administrator, on behalf of the Issuer (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Servicer or the Sub-Administrator, on behalf of the Issuer, to permit the Sub-Administrator, on behalf of the Issuer, to comply with the provisions of Regulation AB, together with such disclosures relating to the Subservicer and/or any other subservicer appointed by the Subservicer or the servicing of the Subserviced Student Loans, reasonably believed by the Servicer or the Sub-Administrator, on behalf of the Issuer, to be necessary in order to effect such compliance.

Pursuant to the terms of the Depositor Agreement, the Subservicer shall and pursuant to Section 7.1 of the Servicing Agreement shall cause the Sub-Administrator, on behalf of the Issuer (including any of its assignees or designees) to cooperate with the Subservicer (at the Subservicer’s expense) by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Issuer’s reasonable judgment, to comply with Regulation AB.

Section 8.2. Reporting Requirements.

A. If so requested by the Depositor or the Sub-Administrator, acting on behalf of the Issuer, for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of Notes, the Subservicer shall (or shall cause any other subservicer appointed by the Subservicer to) (i) notify the Depositor, the Issuer, the Sub-Administrator and the Administrator in writing of any material litigation or governmental proceedings pending against the Subservicer and any other subservicer appointed by the Subservicer and (ii) provide to the Depositor and the Issuer a description of such proceedings, affiliations or relationships.

B. As a condition to the succession to Subservicer or any other subservicer appointed by the Subservicer by any Person (i) into which the Subservicer or any such subservicer appointed by the Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Subservicer or any other subservicer appointed by the Subservicer, the Subservicer shall provide to the Depositor, the Issuer, the Sub-Administrator and the Administrator, at least 10 Business Days prior to the effective date of such succession or appointment, (x) written notice to the Depositor and the Issuer of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Sub-Administrator, acting as agent of the Administrator on behalf of the Issuer, all information reasonably requested by the Administrator, acting on behalf of the Issuer, in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of Notes.

C. In addition to such information as the Subservicer is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Depositor or the Sub-Administrator, acting as agent of the Administrator on behalf of the Issuer, the Subservicer shall and shall cause any other subservicer appointed by the Subservicer to provide such information regarding the performance or servicing of the Subserviced Student Loans as is reasonably required to facilitate preparation of quarterly distribution reports in accordance with Item 1121 of Regulation AB.

Section 8.3. Subservicer Compliance Statement. On or before March 20th of each calendar year commencing in the calendar year of the Effective Date, if prior to March 20th, or the following year, if after March 20th, the Subservicer shall prepare and deliver to the Depositor, the Issuer, the Servicer, the Sub-Administrator and the Administrator a statement of compliance addressed to the Depositor, the Issuer, the Servicer, the Sub-Administrator and the Administrator and signed by an Authorized Officer of the Subservicer, to the effect that (i) a review of the Subservicer’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Subservicer has fulfilled all of its obligations under this Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof and shall facilitate the delivery of any required statement of compliance by each subservicer.

Section 8.4. Report on Assessment of Compliance and Attestation.

A. On or before March 20th of each calendar year commencing in the calendar year of the Effective Date, if prior to March 20th, or the following year, if after March 20th, upon request from the Depositor or the Sub-Administrator acting as agent of the Administrator on behalf of the Issuer, the Subservicer shall:

(1) deliver to the Depositor, the Servicer and the Issuer a report (in form and substance reasonably satisfactory to the Issuer) regarding the Subservicer’s assessment of compliance with the Applicable Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Depositor, the Servicer and the Issuer and signed by an Authorized Officer of the Subservicer, and shall address each of the Applicable Servicing Criteria specified on a certification substantially in the form of Attachment E attached to this Agreement;

(2) deliver to the Depositor, the Servicer, the Issuer, the Sub-Administrator and the Administrator a report of a registered public accounting firm reasonably acceptable to the Sub-Administrator, acting on behalf of the Issuer, that attests to, and reports on, the assessment of compliance made by the Subservicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(3) cause each subservicer appointed by the Subservicer and each Subcontractor, determined by the Subservicer to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Depositor, the Servicer, the Sub-Administrator and the Administrator, acting on behalf of the Issuer, an assessment of compliance and accountants’ attestation as and when provided in paragraphs (1) and (2) of this Section; and

(4) if requested by the Depositor, the Servicer, the Sub-Administrator or the Administrator, acting on behalf of the Issuer, not later than February 1 of the calendar year in which such certification is to be delivered, deliver to the Depositor, the Issuer, the Servicer, the Sub-Administrator, the Administrator and any other Person that will be responsible for signing the Sarbanes-Oxley Certification on behalf of an Issuer with respect to the related securitization transaction the Annual Certification in the form attached hereto as Attachment D.

The Subservicer acknowledges that the parties identified in clause A(4) above may rely on any certification provided by the Subservicer or any other subservicer appointed by the Subservicer pursuant to such clause in signing a Sarbanes-Oxley Certification and filing such with the Commission. Neither the Depositor nor the Sub-Administrator, acting as agent of the Administrator on behalf of the Issuer, will request delivery of the reports, attestations or certifications, as applicable, under clause A above unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K for the related calendar year.

Each assessment of compliance provided by a subservicer shall address each of the Applicable Servicing Criteria specified on a certification to be delivered to the Subservicer, the Servicer, the Depositor, the Issuer, the Sub-Administrator and the Administrator on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor need not address any elements of the Applicable Servicing Criteria other than those specified by the Subservicer, the Servicer and the Issuer on the date of such appointment.

ARTICLE IX

Section 9.1. Intended Third-Party Beneficiaries. The Issuer, the Owner Trustee, the Indenture Administrator, the Indenture Trustee, the Depositor and the Noteholders are, as applicable, intended third-party beneficiaries of Sections 3.1, 3.2, 3.4, 3.5, 4.1, 4.2, 4.3, 4.5, 4.7, 4.8, 4.9, 4.10, 4.11., 4.13, 4.14, 4.15, 4.17, 5.2, 5.5, 6.1, 6.2, 8.2, 8.3 and 8.4 of this Agreement and shall have the right, power and authority to enforce the provisions of these Sections as against the Subservicer, as such provisions relate to their interests in the Subserviced Student Loans, as though they were a party hereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf by their duly authorized officers as of the date first above written.

THE STUDENT LOAN CORPORATION, as Servicer

By:
Name:
Title:

SALLIE MAE, INC., as Subservicer

By:
Name:
Title:

ACKNOWLEDGED AND AGREED

TO WITH RESPECT TO SECTION 3.1

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

[ACKNOWLEDGED AND AGREED

TO WITH RESPECT TO SECTION 5.2.C.

[TRUST CERTIFICATEHOLDER], as holder of the Trust Certificate

By:
Name:
Title:]

ACKNOWLEDGED AND AGREED

TO WITH RESPECT TO SECTION 4.11.A.

SLC STUDENT LOAN RECEIVABLES I, INC., as Depositor

By:
Name:
Title:

ACKNOWLEDGED AND AGREED

TO WITH RESPECT TO SECTIONS 6.1 and 7.1

CITIBANK, N.A., in its individual capacity and as Indenture Administrator

By:
Name:
Title:

ATTACHMENT A

SUBSERVICER REPORTS

Attachment A-1

ATTACHMENT B-1

FILE LOCATIONS

[Loan Servicing Center/Florida

P.O. Box 2975

Panama City, Florida 32402-2975

(904) 271-9207]

[Loan Servicing Center/Indianapolis

11100 USA Parkway

Fishers, Indiana 46038

(317) 849-6510]

[Loan Servicing Center/Pennsylvania

220 Lasley Avenue

Hanover Industrial Estates

Wilkes-Barre, Pennsylvania 18706

(717) 821-3600]

[Loan Servicing Center/Texas

777 Twin Creek Drive

Killeen, Texas 76543

(817) 554-4500]

[Western Regional Center (Nevada)

10550 W. Charleston Blvd.

Las Vegas, Nevada 89135

(702) 804-8437]

Attachment B-1-1

ATTACHMENT B-2

FILE LOCATIONS

The Student Loan Corporation

750 Washington Boulevard, 9th floor

Stamford, Connecticut 0690 1

(203) 975-6112

The Student Loan Corporation

99 Garnsey Road

Pittsford, New York 14534

Citibank (South Dakota), National Association

701 East 60th Street North

Lot 3, Block 3

Building 021, Floor 01 /Zone 3 8

Sioux Falls, South Dakota 57117

(605) 331-7307

Attachment B-2-1

ATTACHMENT C

FORM OF CERTIFICATION TO BE

PROVIDED TO DEPOSITOR BY SUBSERVICER

CERTIFICATION

SLC Student Loan Trust [            ] (the “Issuer”)

Student Loan Asset-Backed Notes (the “Notes”)

I, [identify the certifying individual], a [title] of Sallie Mae, Inc. (the “Subservicer”), certify to SLC Student Loan Receivables I, Inc. and the Servicer and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification (capitalized terms used herein without definition shall have the meanings assigned to such terms in the Subservicing Agreement, dated as of [                    ], 201[    ] (the “Subservicing Agreement”), between SLC, as servicer (the “Servicer”) and the Subservicer), that:

1. I have reviewed the servicing reports or information relating to the Issuer delivered by the Subservicer to the Servicer and the Indenture Trustee covering [the fiscal year 20    ;]

2. Based on my knowledge, the servicing information in these reports delivered by the Subservicer, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by these servicing reports;

3. Based on my knowledge, the servicing information required to be provided to the Indenture Trustee by the Subservicer under the Subservicing Agreement for inclusion in the reports to be filed by the Indenture Trustee is included in the servicing reports delivered by the Subservicer to the Indenture Trustee;

4. I am responsible for reviewing the activities performed by the Subservicer under the Subservicing Agreement and based upon my knowledge and the annual compliance review required under Section 3.2(a) of the Administration Agreement with respect to the Servicer, and except as disclosed in the compliance certificate delivered by the Subservicer under Section 3.2(a) of the Administration Agreement, the Subservicer has fulfilled its obligations under the Subservicing Agreement in all material respects in the year to which such review applies; and

5. The reports disclose all significant deficiencies relating to the Subservicer’s compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the attestation standards established by the American Institute of Certified Public Accountants, as set forth in the Administration Agreement.

Dated:

Name:
Title:

Attachment C-1

ATTACHMENT D

FORM OF ANNUAL CERTIFICATION

Re: The Subservicing Agreement entered into as of [    ], 201[    ] (the “Agreement”), by and among SLC, as Servicer and Sallie Mae, Inc., as Subservicer.

I,                             , the                              of Sallie Mae, Inc. (the Subservicer), certify to the Administrator, on behalf of the Issuer, the Servicer and their respective officers, with the knowledge and intent that they will rely upon this certification, that:

(1) I have reviewed the servicer compliance statement of the Subservicer provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Subservicer’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Applicable Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Item 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the trust student loans by the Servicer during                      that were delivered by the Subservicer to the Administrator, on behalf of the Issuer, pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Subservicer under the Agreement has been provided to the Administrator, on behalf of the Issuer;

(4) I am responsible for reviewing the activities performed by the Subservicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Subservicer has fulfilled its obligations under the Agreement in all material respects; and

(5) The Compliance Statement required to be delivered by the Subservicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Subservicer and by any subservicer appointed by the Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Administrator, on behalf of the Issuer. Any material instances of noncompliance described in such reports have been disclosed to the Administrator, on behalf of the Issuer. Any material instance of noncompliance with the Applicable Servicing Criteria has been disclosed in such reports.

Date:
By:
Name:
Title:

Attachment D-1

ATTACHMENT E

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by Sallie Mae, Inc., as the Subservicer, shall address, at a minimum, the criteria identified below (the “Applicable Servicing Criteria”):

Reference	Criteria	Applicability

General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the Basic Documents.	X

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X

1122(d)(1)(iii)	Any requirements in the Basic Documents to maintain a back-up servicer for the Subserviced Student Loans are maintained.	N/A

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X

Cash Collection and Administration

1122(d)(2)(i)	Payments on Subserviced Student Loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the Basic Documents.	X

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the Basic Documents.	X

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the Basic Documents.	X

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the Basic Documents. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	X

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X

Attachment E-1

Reference	Criteria	Applicability
1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the Basic Documents; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the Basic Documents.	X

Investor Remittances and Reporting

1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the Basic Documents and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the Basic Documents; (B) provide information calculated in accordance with the terms specified in the Basic Documents; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of student loans serviced by the Subservicer.	X

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the Basic Documents.	X

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Subservicer’s investor records, or such other number of days specified in the Basic Documents.	X

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on student loans is maintained as required by the Basic Documents or related student loan documents.	X

1122(d)(4)(ii)	Student loan and related documents are safeguarded as required by the Basic Documents	X

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the Basic Documents.	X

1122(d)(4)(iv)	Payments on student loans, including any payoffs, made in accordance with the related student loan documents are posted to the Subservicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the Basic Documents, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related student loan documents.	X

Attachment E-2

Reference	Criteria	Applicability
1122(d)(4)(v)	The Subservicer’s records regarding the student loans agree with the Subservicer’s records with respect to an obligor’s unpaid principal balance.	X

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s student loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the Basic Documents and related pool asset documents.	X

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the Basic Documents.	X

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a student loan is delinquent in accordance with the Basic Documents. Such records are maintained on at least a monthly basis, or such other period specified in the Basic Documents, and describe the entity’s activities in monitoring delinquent student loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	X

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for student loans with variable rates are computed based on the related student loan documents.	X

1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s student loan documents, on at least an annual basis, or such other period specified in the Basic Documents; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable student loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related student loans, or such other number of days specified in the Basic Documents.	X

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Subservicer at least 30 calendar days prior to these dates, or such other number of days specified in the Basic Documents.	X

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Subservicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Subservicer, or such other number of days specified in the Basic Documents.	X

Attachment E-3

Reference	Criteria	Applicability
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the Basic Documents.	X

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the Basic Documents.	X

Sallie Mae, Inc., not in its individual capacity but solely as Subservicer

Date

By:
Name:
Title:

Attachment E-4

ATTACHMENT F

LIMITED POWER OF ATTORNEY

WITNESSETH:

WHEREAS, The Student Loan Corporation, a Delaware corporation (the “Servicer”) and Sallie Mae, Inc., a Delaware corporation (“Subservicer”), are parties to the Subservicing Agreement, dated as of [    ], 201[    ]; and

WHEREAS, pursuant to the Subservicing Agreement, the Subservicer will perform substantially all of the obligations and duties with regard to servicing of certain education loans (the “Subserviced Student Loans”) as provided therein; and

WHEREAS, in order to carry out its obligations under the Subservicing Agreement with respect to the Subserviced Student Loans, the Subservicer requires the power to perform certain acts, including, but not limited to, execution of promissory notes, assignment of notes to guarantors and filing of responses to bankruptcy notices, in the name of SLC STUDENT LOAN TRUST [    ] (the “Issuer”).

NOW THEREFORE, the Subservicer and the Issuer and the Owner Trustee agree:

1) That each of the Issuer and the Owner Trustee do hereby make and appoint Subservicer as its true and lawful attorney-in-fact to do all things necessary to carry out Subservicer’s obligations under the Subservicing Agreement with respect to the Subserviced Student Loans, including, but not limited to, the filing of proofs of claim with bankruptcy courts. This instrument shall be construed and interpreted as a limited power of attorney (the “Limited Power of Attorney”) and is not to be construed as granting any powers to Subservicer other than those necessary to carry out its obligations under the Subservicing Agreement with respect to the Subserviced Student Loans.

2) That this Limited Power of Attorney is effective as of [    ] [    ], 20[    ] and shall remain in force and effect until revoked in writing by the Issuer or the Owner Trustee or until the Subservicing Agreement is terminated. This instrument shall supplement but not replace the powers previously granted to the Subservicer in the Subservicing Agreement.

Attachment F-1

The undersigned, being duly authorized, has executed this Limited Power of Attorney as of [    ] [    ], 20[    ].

SLC STUDENT LOAN TRUST [ ], as Issuer

WILMINGTON TRUST COMPANY, as Owner Trustee

By:
Name:
Title:

The undersigned, being duly authorized, accepts the foregoing Limited Power of Attorney for and on behalf of Subservicer, as of [    ] [    ], 20[    ].

SALLIE MAE, INC., as Subservicer

By:
Name:
Title:

Attachment F-2

ATTACHMENT G

Responsibilities of the Servicer

The Servicer:

•

Shall (i) execute and deliver all amendments to, consents and other approvals under the Basic Documents to which it is a party (or pursuant to which such consents or approvals of the Servicer may be required from time to time) at the written instruction and direction of the Subservicer and (ii) take such other action reasonably necessary to effect the purposes of this Agreement as the Subservicer may reasonably request in writing, in each case pursuant to Section 2.2(c).

•

Shall not exercise the Clean-Up Call except as directed in writing by the Subservicer and shall, if requested, exercise the Clean-Up Call, on behalf of and for the sole benefit of, the Subservicer pursuant to Section 2.3(a).

•

At the option of the Subservicer, shall accept the Subservicer’s delegation to the Sub-Subservicer during the Transition Period of the Subservicer’s duties as custodian under the Subservicing Agreement pursuant to the terms and conditions of the Sub-Subservicing Agreement pursuant to Section 3.1.

•

Shall reasonably cooperate with the Subservicer in facilitating the transfer of the Subserviced Student Loan Files from the Custodian to the Subservicer and the Existing Subservicer in accordance with the terms and conditions of the Sub-Subservicing Agreement pursuant to Section 3.1.

•	Shall cooperate with the Subservicer to provide the Subservicer with access to the Subserviced Student Loan Files pursuant to Section 3.4.

•

Shall provide written instructions on or prior to the Effective Date to the Owner Trustee to furnish the Subservicer (as designee of the Servicer) with any powers of attorney and other documents reasonably necessary or appropriate to enable the Subservicer to carry out its servicing and administrative duties under the Subservicing Agreement. (Section 4.1)

•

Shall provide written instructions on or prior to the Effective Date to the Issuer and the Owner Trustee to furnish the Subservicer (as designee of the Servicer) with any power of attorney and other documents necessary or appropriate to enable the Subservicer to convey certain documents to Guarantors and to make claims with respect to Guarantee Payments. (Section 4.2C)

•

Shall provide written instructions to the Issuer and the Owner Trustee to furnish the Subservicer (as designee of the Servicer), with any power of attorney and other documents reasonably necessary or appropriate to enable the Subservicer to prepare and file claims forms and other documents and filings with respect to Interest Subsidy Payments and Special Allowance Payments. (Section 4.2D)

•

Shall accept the Subservicer’s delegation to the Sub-Subservicer during the Transition Period of the Subservicer’s repurchase and other obligations under Section 4.5A and 4.5B. of the Subservicing Agreement pursuant to the terms and conditions of the Sub-Subservicing Agreement. (Section 4.5B)

•

Subject to the terms of the Depositor Agreement, deliver to the Subservicer any reports or other information (including the Servicer’s annual statement of compliance described under Section 7.3 of the Servicing Agreement) required to be provided to the Subservicer to enable the Subservicer to make filings required by the Securities and Exchange Commission. (Section 4.11B)

•

Shall transmit immediately to the Subservicer any payment and any communications received at any time by the Servicer with respect to a Subserviced Student Loan (including requests or notices of loan cancellation, notices of borrower disqualification, letters, changes in address or status, notices of death or disability, notices of bankruptcy and forms requesting deferment of repayment or forbearance). (Section 4.12A)

Attachment G -1

•

Subject to the terms of the Depositor Agreement, shall cause the Administrator, on behalf of the Issuer (including any of its assignees or designees) to cooperate with the Subservicer by providing timely notice of requests for information under the provisions of the Subservicing Agreement relating to Regulation AB and by reasonably limiting such requests to information required, in the Issuer’s reasonable judgment, to comply with Regulation AB. (Section 8.1)

•

Subject to the terms of the Depositor Agreement, make all filings and provide any certifications, attestations and similar documents the Servicer is required to make or provide under the Servicing Agreement pursuant to Regulation AB.

Attachment G-2

FINAL

Exhibit 3.4(a)(iii) TO THE

ASSET PURCHASE AGREEMENT

FORM OF

SERVICES AGREEMENT

This SERVICES AGREEMENT (this “Agreement”) is entered into as of [                    ], 201[  ], by and among CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION, a national banking association, as Sub-Subservicer (the “Sub-Subservicer” or “CSD”), THE STUDENT LOAN CORPORATION, a Delaware corporation, as a service provider (“SLC”) and CITIBANK N.A., a national bank, as a service provider (“CBNA” and, together with SLC, the “Service Providers” and each a “Service Provider”).

WITNESSETH:

WHEREAS, the Sub-Subservicer is a party to the Sub-Subservicing Agreement (the “Sub-Subservicing Agreement”), dated as of [                    ], 201[  ], by and between Sallie Mae, Inc., a Delaware corporation, as the Subservicer (the “Subservicer”) and the Sub-Subservicer, pursuant to which the Sub-Subservicer has agreed to provide certain servicing functions for the Subservicer with respect to SLC Student Loan Trust [                    ], a Delaware statutory trust (the “Issuer”), that include servicing and holding student loans that are guaranteed under a guarantee program established pursuant to the requirements of the Higher Education Act of 1965, as amended (the “Student Loans”) until the servicing of the Student Loans can be transferred to the Subservicer;

WHEREAS, prior to the date hereof, CSD subserviced the Student Loans owned by the Issuer in CSD’s former capacity as subservicer under the subservicing agreement, dated as of [                    ], by and between SLC and CSD (the “Existing Subservicing Agreement”);

WHEREAS, the Service Providers assisted CSD in subservicing such Student Loans; and

WHEREAS, the Sub-Subservicer desires the Service Providers to continue assisting the Sub-Subservicer in servicing all such Student Loans until the Subservicer can assume such duties, and the Service Providers desire to continue providing such assistance.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties agree as follows:

Article I

Definitions and Usage

Section 1.1 Definitions and Usage. Capitalized terms which are not otherwise defined in this Agreement shall have the meanings ascribed thereto in the Sub-Subservicing Agreement, which also contains or incorporates by reference rules of usage and construction that shall be applicable herein.

Article II

Services to be Provided; Termination of Existing Servicing Agreement

Section 2.1 Services to be Provided. Each Service Provider hereby agrees to continue providing the facilities and resources that were previously provided by it to CSD in its former capacity as subservicer under the Existing Subservicing Agreement, in accordance with the provisions of the Transition Services Agreement (the

“Transition Services Agreement”), dated as of [            ], 201[    ], by and among CBNA, CSD and SLC, until the earlier to occur of (i) the date of termination of the Sub-Subservicing Agreement and (ii) the date specified in the Transition Services Agreement upon which the Service Providers’ obligation to provide such facilities and resources terminates. The Service Providers will be compensated for the services provided hereunder in accordance with the Transition Services Agreement.

Section 2.2 Termination of Existing Servicing Agreement. SLC and CSD hereby terminate the Existing Servicing Agreement as of the date hereof.

Article III

Representations and Warranties

Section 3.1 Representations and Warranties. Each party hereto hereby makes to each other party, as of the date hereof, the representations and warranties set forth in Section 7.1 of the Asset Purchase Agreement (as the same may be amended or otherwise modified from time to time, the “Asset Purchase Agreement”), dated as of September 17, 2010, by and among (i) The Student Loan Corporation, a Delaware corporation, as Seller, Servicer, SPV Administrator and Sponsor; (ii) Citibank, N.A., a national banking association, in its individual capacity and as Depositor Eligible Lender Trustee, Conduit Eligible Lender Trustee, Securitization Eligible Lender Trustee, Omnibus Lender and Indenture Administrator; (iii) Citibank (South Dakota) National Association, a national banking association, as Subservicer, Sub-Subservicer, Custodian and SPV Sub-Administrator; (iv) SLC Student Loan Receivables I Inc., a Delaware corporation, as Depositor, (v) SLM Corporation, a Delaware corporation, in its individual capacity; (vi) Bull Run 1 LLC, a Delaware limited liability company, as Securitization Buyer and Conduit Buyer; (vii) SLM Education Credit Finance Corporation, a Delaware corporation, as successor Sponsor; and (viii) Sallie Mae, Inc., a Delaware corporation, as successor Subservicer, successor Sub-Administrator and successor SPV Administrator, as amended, as if such representations and warranties were set forth fully herein.

Article IV

Miscellaneous

Section 4.1 Independent Contractor. Each of the parties hereto is an independent contractor and, except for the services which it agrees to perform hereunder, no party hereto holds itself out as an agent of any other party hereto. Nothing herein contained shall create or imply an agency relationship between or among any of the Sub-Subservicer and the Services Providers, nor shall this Agreement be deemed to constitute a joint venture or partnership among the parties.

Section 4.2 Amendments. This Agreement may be amended, supplemented or otherwise modified only by written instrument duly executed by each of the parties hereto, and no such amendment, supplement or modification may be implied by any conduct of any such party.

Section 4.3 Assignment. No party to this Agreement may assign its rights or obligations hereunder without the prior written consent each of the other parties hereto.

Section 4.4 Effective Date. This Agreement shall be effective as of the date hereof.

Section 4.5 Termination. This Agreement will terminate upon the earlier of (i) the termination of the Sub-Subservicing Agreement and (ii) the termination of the Transition Services Agreement.

Section 4.6 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a) The terms of this Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

(b) Each party hereby irrevocably submits to the co-exclusive jurisdiction of the Delaware Chancery Court, or if such court shall not have jurisdiction, any federal or other state court of the State of Delaware, and any federal or other state court of the State of New York, for the purpose of any action or proceeding arising out of or relating to this Agreement and each party hereto hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any such court. Each party hereto agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Notwithstanding the foregoing, each party hereto shall be entitled to implead (or take similar steps with respect to) any indemnified party into any action relating to a third party claim in any other jurisdiction.

(c) Each party to this Agreement waives its right to a jury trial.

Section 4.7 Successor and Assigns. All covenants contained herein, and the benefits, rights and obligations of the parties hereunder, shall be binding upon and inure to the benefit of the legal representatives, successors and assigns of each party hereto, including but not limited to any successor entity acquiring or succeeding to the assets of such party.

Section 4.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed to constitute one and the same instrument.

Section 4.9 Unenforceable Provisions. If any provisions of this Agreement shall be held, or deemed to be, or shall in fact be inoperative or unenforceable as applied in any particular situation, such circumstance shall not have the effect of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall have no effect on the remaining portions of this Agreement or any part hereof.

Section 4.10 Notices. All notices hereunder shall be given by United States certified or registered mail, by facsimile or by other telecommunication device capable of creating written record of such notice and its receipt. Notices hereunder shall be effective when received and shall be addressed to the respective parties hereto at the addresses set forth in the Asset Purchase Agreement, or at such other address as shall be designated by any party hereto in a written notice to each other party pursuant to this Section.

Any party may change the address to which subsequent notices are to be sent to it by written notice to the other parties given as aforesaid, but any such notice of change shall not be effective until the second (2nd) Business Day after it is delivered.

Section 4.11 Force Majeure. If any party cannot fulfill its obligations (other than the payment of money), in part or in whole, due to a force or event outside its control, such obligations of that party shall be suspended and such party shall not be liable to any other party for any failure to perform hereunder as a result.

Section 4.12 Headings. The captions used herein are for the convenience of reference only and not part of this Agreement, and shall in no way be deemed to define, limit, describe or modify the meanings of any provision of this Agreement.

Section 4.13 Limitation of Liability. No member of the board of directors or any officer, employee or agent of any party hereto (or any Affiliate of any such party) shall be personally liable for any obligation incurred under this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have hereunto set their hands by their duly authorized officers as of the day and year first above written.

CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION, as Sub-Subservicer

By:
Name:
Title:

CITIBANK N.A., as Service Provider

By:
Name:
Title:

THE STUDENT LOAN CORPORATION, as Service Provider

By:
Name:
Title:

[Servicing Services Agreement]

FINAL

EXHIBIT 3.5 TO THE

ASSET PURCHASE AGREEMENT

FORM OF ASSUMPTION OF OBLIGATIONS

OF THE SELLER UNDER MASTER TERMS PURCHASE AGREEMENTS

This ASSUMPTION OF OBLIGATIONS OF THE SELLER UNDER MASTER TERMS PURCHASE AGREEMENTS (the “Agreement”) dated as of [                    ], 2010, is entered into by and among The Student Loan Corporation, as Seller Assignor (the “Seller Assignor”), SLM Education Credit Finance Corporation, as Seller Assignee (the “Seller Assignee”), SLC Student Loan Receivables I, Inc., as Purchaser (the “Purchaser”) and Citibank, N.A., as eligible lender trustee on behalf of the Seller Assignor and the Purchaser (the “Seller Eligible Lender Trustee”). Capitalized terms used and not defined herein shall have the meanings set forth or incorporated by reference in the applicable Master Terms Purchase Agreement (as defined below).

WHEREAS, the Seller Assignor, the Purchaser and the Seller Eligible Lender Trustee have entered into the master terms purchase agreements identified on Schedule I hereto (collectively, the “Master Terms Purchase Agreements” and each, a “Master Terms Purchase Agreement”);

WHEREAS, the parties hereto desire the Seller Assignee to assume certain obligations of the Seller Assignor under each Master Terms Purchase Agreement;

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

Section 1. Assignment and Assumption. Effective as of the Closing Date (as defined below), the Seller Assignor hereby assigns to the Seller Assignee, and the Seller Assignee hereby assumes, the obligations and liabilities of the Seller Assignor pursuant to each Master Terms Purchase Agreement. Each of the Purchaser and the Seller Eligible Lender Trustee hereby acknowledges and agrees to such assignment and assumption.

Section 2. Notice of Breach. Each of the parties hereto hereby agrees to give notice to the other parties hereto promptly, in writing, upon the discovery of any breach of Seller Assignor’s representations and warranties made pursuant to Sections 5(A) and (B) of each Master Terms Purchase Agreement which has a material adverse effect (individually or in the aggregate) on the related Noteholders.

Section 3. Effectiveness. This Agreement shall become effective upon the Closing Date (as such term is defined in the Asset Purchase Agreement, dated as of September 17, 2010, by and among by and among (i) The Student Loan Corporation, as Seller, Servicer, SPV Administrator and Sponsor; (ii) the Seller Eligible Lender Trustee, in its individual capacity and as Depositor Eligible Lender Trustee, Conduit Eligible Lender Trustee, Securitization Eligible Lender Trustee, Omnibus Lender and Indenture Administrator; (iii) Citibank (South Dakota) National Association, as Subservicer, Sub-Subservicer, Custodian and SPV Sub-Administrator; (iv) SLC Student Loan Receivables I, Inc., as Depositor, (v) SLM Corporation, in its individual capacity; (vi) Bull Run 1 LLC, as Securitization Buyer and Conduit Buyer; (vii) the Seller Assignee, as successor Sponsor; and (viii) Sallie Mae, Inc., as successor Subservicer, successor Sub-Administrator and successor SPV Administrator, as amended (the “Closing Date”).

Section 4. Expenses. Each party shall bear its own expenses in connection with the preparation and execution of this Agreement.

Section 5. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 6. Amendment. This Agreement may be amended by an instrument in writing signed by all parties hereto and in accordance with the terms and conditions of the applicable Master Terms Purchase Agreement.

Section 7. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts (including by facsimile or other electronic means of communication), each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 8. Limitation on Liability of Seller Eligible Lender Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Citibank, N.A., not individually or personally but solely as Seller Eligible Lender Trustee for Seller Assignor and Seller Eligible Lender Trustee for Purchaser, in the exercise of the powers and authority conferred and vested in it under the Eligible Lender Trust Agreements, (b) under no circumstances shall Citibank, N.A. be personally liable for the payment of any indebtedness or expenses of Seller Assignor or Purchaser or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Seller Assignor or Purchaser under this Agreement, any Master Terms Purchase Agreement or any other Purchase Agreement, and (c) all Persons having any claim against Seller Assignor or Purchaser by reason of the transactions contemplated by this Agreement, any Master Terms Purchase Agreement or any other Purchase Agreement shall look only to Seller Assignor or Purchaser, respectively, for payment or satisfaction thereof.

Section 9. Nonpetition Covenants. Notwithstanding any prior termination of the applicable Master Terms Purchase Agreement, none of the Seller Assignor, the Seller Assignee, the Seller Eligible Lender Trustee and the Buyer Eligible Lender Trustee shall acquiesce, petition or otherwise invoke or cause Purchaser to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Purchaser under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignees, trustee, custodian, sequestrator or other similar official of Purchaser or any substantial part of its property, or ordering the winding up or liquidation of the affairs of Purchaser.

[remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Assumption of Obligations of the Seller under Master Terms Purchase Agreements as of the date first above written.

THE STUDENT LOAN CORPORATION, as Seller Assignor

By:
Name:
Title:

SLM EDUCATION CREDIT FINANCE CORPORATION, as Seller Assignee

By:
Name:
Title:

SLC STUDENT LOAN RECEIVABLES I, INC., as Purchaser

By:
Name:
Title:

CITIBANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee for Seller Assignor and Purchaser

By:
Name:
Title:

[Assumption of Obligations under Master Terms Purchase Agreement]

Schedule I

Master Terms Purchase Agreements

1.	Master Terms Purchase Agreement, dated as of November 23, 2004, between The Student Loan Corporation, a Delaware corporation (the “Company”), as seller, SLC Student Loan Receivables I, Inc., a Delaware corporation (the “Depositor”), as purchaser, and Citibank, N.A., a national banking association (the “Eligible Lender Trustee”) on behalf of the Company and the Depositor

2.	Master Terms Purchase Agreement, dated as of June 15, 2005, between the Company, as seller, the Depositor, as purchaser, and the Eligible Lender Trustee on behalf of the Company and the Depositor

3.	Master Terms Purchase Agreement, dated as of September 28, 2005, between the Company, as seller, the Depositor, as purchaser, and the Eligible Lender Trustee on behalf of the Company and the Depositor

4.	Master Terms Purchase Agreement, dated as of December 15, 2005, between the Company, as seller, the Depositor, as purchaser, and the Eligible Lender Trustee on behalf of the Company and the Depositor

5.	Master Terms Purchase Agreement, dated as of June 28, 2006, between the Company, as seller, the Depositor, as purchaser, and the Eligible Lender Trustee on behalf of the Company and the Depositor

6.	Master Terms Purchase Agreement, dated as of September 19, 2006, between the Company, as seller, the Depositor, as purchaser, and the Eligible Lender Trustee on behalf of the Company and the Depositor

7.	Master Terms Purchase Agreement, dated as of June 26, 2007, among the Company, as seller, the Eligible Lender Trustee on behalf of the Company, the Depositor, as purchaser, and the Eligible Lender Trustee on behalf of the Depositor

8.	Master Terms Purchase Agreement, dated as of November 27, 2007, among the seller, the Eligible Lender Trustee on behalf of the Company (the “Seller Eligible Lender Trustee”), the Depositor, as purchaser, and the Eligible Lender Trustee on behalf of the Depositor (the “Depositor Eligible Lender Trustee”)

9.	Master Terms Purchase Agreement, dated as of March 28, 2008, among the Company, as seller, the Seller Eligible Lender Trustee, the Depositor, as purchaser, and the Depositor Eligible Lender Trustee

10.	Master Terms Purchase Agreement, dated as of June 26, 2008, among the Company, as seller, the Seller Eligible Lender Trustee, the Depositor, as purchaser, and the Depositor Eligible Lender Trustee

11.	Master Terms Purchase Agreement, dated as of February 13, 2009, among the Company, as seller, the Seller Eligible Lender Trustee, the Depositor, as purchaser, and the Depositor Eligible Lender Trustee

12.	Master Terms Purchase Agreement, dated as of July 23, 2009, among the Company, as seller, the Seller Eligible Lender Trustee, the Depositor, as purchaser, and the Depositor Eligible Lender Trustee

13.	Master Terms Purchase Agreement, dated as of December 22, 2009, among the Company, as seller, the Seller Eligible Lender Trustee, the Depositor, as purchaser, and the Depositor Eligible Lender Trustee

14.	Master Terms Purchase Agreement, dated as of July 6, 2010, among the Company, as seller, the Seller Eligible Lender Trustee, the Depositor, as purchaser, and the Depositor Eligible Lender Trustee

Schedule I-1

EXHIBIT 3.6 TO THE

ASSET PURCHASE AGREEMENT

FORM OF

MAKEWHOLE AND PARTICIPATION AGREEMENT

THIS MAKEWHOLE AND PARTICIPATION AGREEMENT (this “Agreement”), dated as of [    ], 2010, by and between SLM EDUCATION CREDIT FINANCE CORPORATION, a Delaware corporation (“Seller”), SALLIE MAE, INC., as servicer (the “Servicer”), and CITIBANK, N.A. a national banking association (“Buyer”).

WHEREAS, pursuant to the Repurchase Obligation Agreements (as defined below), the Seller is required to purchase certain Student Loans (as defined below); and

WHEREAS, the Buyer has agreed that in lieu of the Seller seeking indemnification rights pursuant to the Indemnification Agreement (as defined below) the Buyer will agree to (1) provide a Makewhole Payment (as defined below) to offset the Seller’s purchase price obligations for such Student Loan (less an agreed upon amount), and (2) following the declaration of a Participation Event (as defined below) to purchase from the Seller, a 100% participation interest in each such Student Loan, on the terms and conditions set forth herein;

WHEREAS, the Buyer is willing to either make the requisite Makewhole Payment or own the beneficial and economic interest in the Student Loans, but the Buyer does not want to be the record owner of such Student Loans; and, in the event of Participation Event, the Seller is willing to own the record legal title to the Student Loans, on behalf of the Buyer;

WHEREAS, in either case, the Servicer is willing to service the Student Loans on substantially the same terms and conditions that it services other FFELP Loans (as defined below) for the Seller;

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Seller, Servicer and Buyer agree as follows:

1.	Definitions

1.1. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in, or incorporated by reference into, the Asset Purchase Agreement. Section 1.4 of the Asset Purchase Agreement is hereby incorporated herein and made a part hereof.

1.2. In this Agreement:

“Act” means Title IV, Part B of the Higher Education Act of 1965 (20 U.S.C. §1071, et seq.), as amended or supplemented from time to time, and all regulations and guidelines promulgated thereunder.

“Administration Fee” means the amount due Seller for performance of its services under this Agreement equal to the applicable portion of $80,000 per annum on each Distribution Date.

“Agreement” means this Agreement and all amendments hereof and supplements hereto.

“Asset Purchase Agreement” means the asset purchase agreement, dated as of September 17, 2010, by and among (i) The Student Loan Corporation, a Delaware corporation, as Seller, Servicer, SPV Administrator and Sponsor; (ii) Citibank N.A., a national banking association, in its individual capacity and as Depositor Eligible Lender Trustee, Conduit Eligible Lender Trustee, Securitization Eligible Lender Trustee, Omnibus Lender and Indenture Administrator (“CBNA”); (iii) Citibank (South Dakota) National Association, a national banking association, as Subservicer, Sub-Subservicer, Sub-Administrator, Custodian, Conduit Subservicer and SPV Sub-Administrator (“CSD”); (iv) SLC

Student Loan Receivables I Inc., a Delaware corporation, as Depositor, (v) SLM Corporation, a Delaware corporation, in its individual capacity (“Buyer Parent”); (vi) Bull Run 1 LLC, a Delaware limited liability company, as Securitization Buyer; (vii) SLM Education Credit Finance Corporation, a Delaware corporation, as successor Sponsor (“Buyer Entity”) and (viii) Sallie Mae, Inc., a Delaware corporation, as successor Subservicer, successor Sub-Administrator and successor SPV Administrator (the “Buyer Subsidiary”), as such agreement may be amended or otherwise modified from time to time.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in the State of New York are authorized or obligated to be closed.

“Collection Period” means the three calendar months immediately preceding the related Distribution Date; provided that with respect to a Student Loan acquired on a Settlement Date occurring in such three-month period, the Collection Period shall mean the applicable Cutoff Date through and including the last date of such three-month period.

“Cutoff Date” means, with respect to any Student Loan, the date agreed to by the Seller and the Buyer from which all payments on such Student Loan will accrue for the benefit of the Buyer, irrespective of the Settlement Date.

“Department” means the U. S. Department of Education.

“Distribution” means any payment or other distribution of cash (including interest) received in respect of any Student Loan.

“Distribution Date” means the 15th day of each month or, if such day is not a Business Day, the immediately following Business Day.

“FFELP” means the U.S. Federal Family Education Loan Program.

“FFELP Loan” means a U.S. federally-insured student loan that has been made as part of the FFELP and authorized by the Act, or the Health Education Assistance Loan Program, as amended, including a Stafford, PLUS, Consolidation or HEAL student loan.

“Guarantee Agreement” means any agreement between any Guarantor and the related “eligible lender” or “eligible lender trustee” (as defined in the Act) providing for the payment by the Guarantor of amounts authorized to be paid pursuant to the Act to holders of qualifying FFELP Loans guaranteed in accordance with the Act by such Guarantor.

“Guarantor” means any FFELP guaranty agency, which guarantor is reinsured by the Department for a percentage of claims paid for a given federal fiscal year.

“Indemnification Agreement” means the indemnification agreement, dated as of September 17, 2010, by and between Citibank, N.A. and SLM Corporation, as such agreement may be amended or otherwise modified from time to time.

“Makewhole Amount” shall mean with respect to any Student Loan subject to a Purchase Event, the Purchase Price for such Trust Student Loan as of the related Settlement Date minus the Market Value of such Student Loan as of the Settlement Date.

“Makewhole Payment” has the meaning specified in Section 2.1.

“Market Value” shall mean, with respect to a each Student Loan subject to a Purchase Event and on any date of determination, 22% of the outstanding principal amount of such Student Loan; provided, however, that if on the related Settlement Date for such Student Loan if it still retains its eligibility as a FFELP Loan to receive payments under the related Guarantee Agreement, the Market Value shall be equal to 97% of the outstanding principal amount of such Student Loan.

“Participation Event” shall mean, that in the reasonable determination of the Seller, the aggregate principal amount Student Loans subject to Purchase Events is projected to exceed $10,000,000 for any 12-month period.

“Participation Interest” has the meaning specified in Section 3.2(a).

“Participation Student Loan” means a Student Loan for which a Participation Interest has been sold to the Buyer.

“Purchase Event” shall mean that a Student Loan is subject to mandatory purchase by the Seller pursuant to a Repurchase Obligation Agreement, except to the extent resulting solely from (i) a breach of a representation, warranty or covenant of the Servicer under any applicable Repurchase Obligation Agreement or (ii) the willful misconduct, bad faith or negligence of the Servicer, in each case (x) occurring after the Closing Date and (y) not in any way resulting from a breach of a representation, warranty or covenant of the Seller, the Servicer or any of their respective Affiliates or the willful misconduct, bad faith or negligence of the Seller, the Servicer or any of their respective Affiliates.

“Purchase Price” means, with respect to any Student Loan, 102% of the outstanding principal amount of such Student Loan plus accrued and unpaid interest thereon up to the Settlement Date for such Student Loan, plus an amount equal to any non-guaranteed interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to such Student Loan.

“Repurchase Obligation Agreements” means the Amended and Restated Student Loan Purchase Agreement, the Conduit Servicing Agreement, the Conduit Subservicing Agreement, the Replacement Conduit Subservicing Agreement, the Assumption of Obligations of the Seller under the Master Terms Purchase Agreements, the Securitization Servicing Agreements, the Securitization Subservicing Agreements, the Sub Subservicing Agreements and the Depositor Agreement.

“Servicer” means Sallie Mae, Inc., acting as servicer of the Student Loans pursuant to the Servicing Agreement.

“Servicing Agreement” means the Amended and Restated Loan Origination and Management Services Agreement between SLM Education Credit Finance Corporation and the Servicer dated February 1, 2004, as in effect and/or amended or modified from time to time.

“Servicing Fees” means the amounts deductible from any amounts due the Participant under this Agreement as payment for the servicing of the student loans by the Servicer in an amount equal to 1/12 of 0.50% per month, accrued ratably each month on a daily basis, to be paid monthly on each Distribution Date, together with deconversation fees customarily charged by the Servicer to third parties at such applicable time.

“Settlement Date” means, with respect to any Student Loan, the date on which Seller repurchases such Student Loan pursuant to any Repurchase Obligation Agreement for which either it is entitled to receive a Makewhole Payment or, following the occurrence of a Participation Event, it will grant a Participation Interest therein to Buyer.

“Student Loans” means any Student Loan (including the related student loan file) that is purchased by the Seller and made subject to this Agreement, whether or not it is still a validly guaranteed student loan under the provisions of the FFELP, which, if subject to a Participation Interest, shall be noted on the books and records of the Seller and the Servicer, which shall be a unique number used solely for indicating that each such Participation Student Loan is owned by the Seller for the sole benefit of the Buyer.

2.	Makewhole Payments

2.1. Makewhole Payments. From and after the Closing Date, through and excluding the date on which a Participation Event has been declared by the Seller, with respect to any Student Loan that is subject to a Purchase Event, the Seller shall be entitled to receive a payment from the Buyer (each a “Makewhole Payment”) equal to the applicable Makewhole Amount for such Student Loan.

2.2. Procedure. In the event that the Seller is required to repurchase a Student Loan pursuant to the any Repurchase Obligation Agreement, the Seller shall promptly notify the Buyer of such Purchase Event, the date by which the Student Loan must be purchased and the applicable Makewhole Amount. The Buyer shall remit the applicable Makewhole Amount to the Seller, in immediately available funds, no later than 2:00 p.m. New York time on the date that is one Business Day prior to the date by which the Student Loan must be purchased by Seller. Upon receipt of the Makewhole Amount, the Seller shall purchase the Student Loan, at the required purchase price applicable thereto, cause such requisite amounts to deposited into the applicable collection account of the related Securitization Trust or Funding Note Issuer, and update the books and records of the Seller to indicate its ownership interest therein.

2.3. Subsequent Effect. From and after the payment of Makewhole Amount with respect to a Student Loan, the Buyer shall be released from all future obligations or liabilities with respect to such Student Loan to the Seller or any of its Affiliates (except as shall otherwise be set forth in the Indemnification Agreement, between Citibank, N.A. and SLM Corporation, dated as of September 17, 2010).

2.4. No Rights of Buyer. From and after the Settlement Date for a Student Loan for which the Seller has received a Makewhole Payment, the Buyer have not any rights therein whatsoever and the Seller shall be the sole owner thereof for all purposes whatsoever and such Student Loan shall no longer be subject to the terms and conditions of this Agreement.

3.	Participation Interests

3.1. Participation Event. At any time, following the declaration of a Participation Event by the Seller (such declaration to be made in the sole discretion of the Seller by written notice to the Seller at any time following the reasonable determination by the Seller that a Participation Event has occurred), the Seller will no longer be required to accept full ownership interests in such Participation Student Loans, and the Buyer shall thereafter be required to purchase Participation Interests in all Participation Student Loans subject to a Purchase Event.

3.2. Sale/Purchase of Participation Interests. In consideration of the mutual covenants and agreements in, and subject to the terms and conditions of, this Agreement:

(a) Seller irrevocably sells, grants and conveys an undivided 100% participation interest (each, a “Participation Interest” and collectively, the “Participation Interests”) in and to each Participation Student Loan and all of Seller’s rights therein (other than record legal title thereto) to Buyer with effect on and after the Settlement Date (and with respect to Distributions, on and after the applicable Cutoff Date) for such Participation Student Loan; and

(b) Buyer irrevocably acquires each Participation Interest with effect on and after the applicable Settlement Date.

3.3. Legal Title to Participation Student Loans. The Seller will retain legal title of record to each Participation Student Loan (and each related loan file and note, if in physical form) in trust for the Buyer until such time as the Buyer’s interest is transferred or sold to another entity or otherwise instructed by the Buyer, and the Servicer agrees to retain the student loan files, as custodian, with respect to such Participation Student Loans, in trust, for the purposes of servicing, or supervising servicing by a subservicer, of each Participation Student Loan.

3.4. Books and Records. The Seller shall maintain a complete set of books and records for the Participation Student Loans that shall clearly reflect the ownership by the Buyer of the Participation Interest in the Participation Student Loans. In addition, the Servicer agrees that it will uniquely identify and segregate electronically the Participation Student Loans on CLASS, its servicing system of record, which shall be a unique number used solely for indicating that each such Participation Student Loan is owned by the Seller for the sole benefit of the Buyer. Such books and records shall, absent manifest error, be conclusive, and shall be available for inspection by Buyer from time to time upon reasonable request and prior written notice to Seller during regular business hours.

3.5. Sale Irrevocable; No Recourse. Each party hereto acknowledges that (a) Seller’s sale of each Participation Interest to Buyer is irrevocable; (b) Seller shall have no recourse to the Participation Student Loans, the Participation Interests or the rights thereunder and (c) neither party hereto shall have recourse to the other party, except with respect to such other party’s breaches of its representations, warranties or covenants expressly set forth in this Agreement.

4.	Purchase Procedure

4.1. In the event that the Seller is required to repurchase a Participation Student Loan pursuant to the any Repurchase Obligation Agreement, the Seller shall promptly notify the Buyer of such repurchase obligation, the date by which the Participation Student Loan must be repurchased and the applicable Purchase Price. The Buyer shall remit the Purchase Price to the Seller, in immediately available funds, no later than 2:00 p.m. New York time on the date that is one Business Day prior to the date by which the Participation Student Loan must be repurchased. Upon receipt of the Purchase Price, the Seller shall repurchase the Participation Student Loan, at the required purchase price applicable thereto, cause such requisite amounts to deposited into the applicable collection account of the related Securitization Trust or Funding Note Issuer, and update the books and records of the Seller, recording such purchase under which shall be a unique number used solely for indicating that each such Participation Student Loan is owned by the Seller for the sole benefit of the Buyer.

4.2. Notwithstanding anything herein to the contrary, at any time prior to the Settlement Date for a Participation Student Loan, the Buyer may direct the Seller, in exchange for the Purchase Price, to transfer full ownership of the applicable Participation Student Loan to Buyer or to any Person designated by Buyer in lieu of selling a Participation Interest therein to Buyer. At any time on or after the Settlement Date for a Participation Student Loan, the Buyer may direct the Seller to sell the applicable Participation Student Loan to Buyer or to any Person designated by Buyer at a price to be determined by the Buyer, to remit the proceeds of such sale to Buyer, provided that the Servicer shall not be obligated to continue to service such Participation Student Loan for such Person absent the execution and delivery of a mutually satisfactory new servicing agreement; and provided further that transfer of ownership without such new servicing agreement is conditioned upon the receipt by the Servicer of its customary deconversion fees charged to third parties as in effect at such time. Subsequent to such sale and transfer, the books and records of the Seller shall be noted to reflect that Seller no longer owns that Participation Student Loan and Buyer no longer possesses a Participation Interest therein.

5.	Representations and Warranties

5.1. The Seller and Servicer, severally and not jointly and for itself alone each represents and warrants to, and covenants with, the Buyer that as of each Settlement Date on which a Participation Interest is granted to Buyer:

(a) Each of the Seller and the Servicer is duly organized, validly existing, and in good standing under the laws of the State of Delaware and is qualified to transact business in, and is in good standing under, the laws of each state in which it does business.

(b) The Seller has full corporate power and authority to hold the Participation Student Loans, to sell the Participation Interest in such Participation Student Loans, and each of the Seller and the Servicer has the power and authority to execute, deliver and perform all transactions contemplated by this Agreement. Each of the Seller and the Servicer has duly authorized the execution, delivery, and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid, and binding obligation of each of the Seller and the Servicer, enforceable against each of the Seller and the Servicer in accordance with its terms.

(c) With respect to the Seller, neither the execution and delivery of this Agreement on the date hereof, the acquisition of the Participation Student Loans by the Seller on the related Settlement Date, the sale of the Participation Interest in the related Participation Student Loans to the Buyer, nor the consummation of any other transaction contemplated in this Agreement, and with respect to the Servicer, neither the execution and delivery of this Agreement on the date hereof nor the consummation of any other transaction contemplated in this Agreement, will result in the material breach of any term or provision of the articles of incorporation or by-laws of either the Seller and the Servicer or conflict with, result in a material breach, violation or acceleration of, or constitute a default under, the terms of any indenture or other agreement or instrument to which either the Seller or the Servicer is a party or by which it is bound, nor constitute a violation of any statute, order, or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over either the Seller or the Servicer. Neither the Seller and the Servicer is a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order, or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, that materially and adversely affects (i) either the Seller’s or the Servicer’s performance of its obligations under this Agreement or (ii) the business, operations, financial condition, properties, or assets of either the Seller or the Servicer.

(d) The Seller is an approved “eligible lender” in good standing with the Department, and the Servicer is and at all times that is servicing the Participation Student Loans will be an “eligible servicer” in good standing with the Department, as each such term is defined in the Act.

5.2. The Seller hereby represents and warrants to, and covenants with, the Buyer that it has not used at any time during the past five years any name other than that used by it as of the Closing Date and it has not merged or consolidated with any Person during the past five years (other than, in each case, as previously disclosed to Buyer) and agrees that if it shall change its jurisdiction of organization or if it shall change its name at any time after the Closing Date, it shall give 30 days prior notice thereof to Buyer.

5.3. The Buyer hereby represents and warrants to, and covenants with, the Buyer that that as of each Settlement Date on which a Participation Interest is granted to Buyer:

(a) The Buyer is duly organized, validly existing, and in good standing under the laws of the United States of America and is qualified to transact business in, and is in good standing under, the laws of each state in which it does business.

(b) The Buyer has full corporate power and authority to purchase the Participation Interest in such Participation Student Loans, and has the power and authority to execute, deliver and perform all transactions contemplated by this Agreement. The Buyer has duly authorized the execution, delivery, and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid, and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms.

5.4. The Seller, the Buyer and the Servicer each agree that no representation or warranty whatsoever is provided with respect to any Participation Student Loan (including, without limitation, the enforceability of such Participation Student Loan, the value of any Participation Student Loan or the status of the related guarantee under the FFELP for such Participation Student Loan), which will be purchased by the Seller, for the benefit of the Buyer, on an as is/where is basis.

6.	Distributions; Payments

6.1. If at any time on or after the Settlement Date with respect to a Participation Student Loan, Seller receives a Distribution with respect to such Participation Student Loan during the related Collection Period, Seller shall (i) accept and hold such Distribution for the account and sole benefit of Buyer, (ii) from and after the Settlement Date have no equitable or beneficial interest in such Distribution and (iii) deliver such Distribution, net of (a) the applicable Servicing Fee and (b) the applicable Administration Fee, upon the immediately following Distribution Date to Buyer, except to the extent prohibited under any applicable law, rule or order.

6.2. All payments made by Buyer to Seller or by Seller to Buyer under this Agreement shall be made in the lawful currency of the United States by wire transfer of immediately available funds to Seller or Buyer, as applicable, in accordance with the wire instructions specified below:

Buyer’s Wire Instructions:

Bank: [                            ]

Sort Code: [                    ]

Acct.: [                            ]

Acct. No.: [                     ]

Seller’s Wire Instructions:

Bank: [                           ]

ABA No.: [                    ]

Acct.: [                           ]

Acct. No.: [                    ]

7.	Notices

7.1. All notices, demands, requests, consents and other communications provided for, or required to be given, in this Agreement shall be given in writing, or by any telecommunication device capable of creating a written record (including electronic mail) and addressed to the party to be notified at their respective addresses set forth below.

If to the Buyer:

[Address]

Attention: [                     ]

Telephone: [                   ]

Telecopy: [                     ]

If to the Seller:

SLM Education Credit Finance Corporation

12061 Bluemont Way

Reston, VA 20190-5684

Phone:

Fax:

Attention:

If to the Servicer:

Sallie Mae, Inc.

12061 Bluemont Way

Reston, VA 20190-5684

Phone:

Fax:

Attention:

The parties hereto may change their respective addresses for notices from time to time by written notice to the other party subject to written acknowledgment of receipt by the other party.

7.2. All notices, demands, requests, consents and other communications described in Section 7.1 above shall be effective (i) if delivered by hand, including any overnight courier service, upon personal delivery, (ii) if delivered by mail, when received in the mails and (iii) if delivered by electronic mail or any other telecommunications device, when transmitted to an electronic mail address (or by another means of electronic delivery) as provided in Section 7.1 above.

8.	Further Transfers; Sub-Contracting

8.1. Buyer may permissibly sell, assign or otherwise transfer the Participation Interests or any of Buyer’s rights hereunder or any part thereof or interest therein to any affiliate of the Buyer (a “Transfer”); provided, however, that no Transfer shall be effective unless such Transfer does not violate any applicable law or regulation or cause Seller to violate or be in breach of any provision of this Agreement or the terms of any Participation Student Loan; provided, further, that without the prior written consent of the Seller no transfer, directly or indirectly, of any portion of the Participation Interest shall be permitted to third-parties.

8.2. Seller may assign its rights under this Agreement without the prior consent of Buyer, provided that, any sub-contracting to affiliates is only permitted without consent if Seller remains fully obligated hereunder for all such duties; provided, however, that Seller may not delegate its obligations under this Agreement to any non-affiliate without the prior consent of Buyer (which consent shall not be unreasonably withheld or delayed provided that the Seller remains fully obligated hereunder for all such duties).

9.	Servicing of Participation Student Loans; Reports

9.1. Servicing. From the date hereof through and until the termination of this Agreement, the Servicer shall service each applicable Participation Student Loan, for the benefit of the Buyer, in accordance with the Act, and pursuant to the terms of the Servicing Agreement; provided that (i) only the amounts specified herein as Servicing Fees shall be due and remitted to the Servicer by the Seller with respect to the Participation Student Loans and (ii) the Servicer will not apply any new borrower incentive programs not in effect on the related Settlement Date, and with respect to borrower benefits that are applicable to the Participation Student Loans on the related Settlement Date, any reductions in yield on a Participation Student Loan incurred due to the application of such borrower incentive programs shall be borne by the Buyer. In compensation for such services, the Servicer shall be entitled to receive the Servicing Fee.

9.2. Reports. The Seller shall provide, or cause the Servicer to provide, to the Buyer, within [20] Business Days of the end of each Collection Period during the term hereof, a report in the form of Annex A. In addition, upon reasonable request of the Buyer and at the Buyer’s expense, the Seller shall provide a loan level data tape containing a complete list of all Participation Student Loans relating to the Buyer’s Participation Interests, since the related Cutoff Date.

9.3. Other Actions. The Seller will, in compliance with the Act, perform such other customary duties, furnish such other reports, and execute such other documents in connection with its duties as owner of the Participation Student Loans as the Buyer from time to time may reasonably require. To the extent any of such duties may be performed by the Servicer pursuant to the terms of the Servicing Agreement, the Buyer hereby authorizes the Seller to seek such performance from the Servicer instead of the Seller, and the Servicer hereby agrees to perform such functions on behalf of the Seller.

10.	Exercise of Rights and Remedies

10.1. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the parties hereto, and no waiver of any provision of this Agreement, nor consent to any departure by either party from it, shall be effective unless it is in writing and signed by the affected party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

10.2. No failure on the part of a party to exercise, and no delay in exercising, any right or remedy under this Agreement shall operate as a waiver by such party, nor shall any single or partial exercise of any right or remedy under this Agreement preclude any other or further exercise thereof or the exercise of any other right or remedy.

The rights and remedies of each party provided herein (a) are cumulative and are in addition to, and are not exclusive of, any rights or remedies provided by law (except as otherwise expressly set forth in this Agreement) and (b) are not conditional or contingent on any attempt by such party to exercise any of its rights or remedies under any other related document or against the other party or any other Person.

11.	Successors and Assigns

11.1. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby. The obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assigns, which shall include successors by operation of law, such as by merger.

12.	Security Interest

Seller hereby grants to Buyer, to secure all of Seller’s obligations hereunder, a security interest in and to all of Seller’s right, title and interest in the Participation Student Loans, whether now owned or hereafter acquired and wherever located, together with each related student loan file, and all proceeds thereof. Except for the security interest and other rights granted to Buyer hereunder, Seller shall not pledge, grant a security interest in or otherwise transfer or dispose of any of its rights in the collateral pledged by it hereunder. Buyer is hereby authorized to prepare and file in the appropriate Delaware Uniform Commercial Code filing office such financing statements naming Seller, as debtor, and Buyer, as secured party, and continuations thereof as may be necessary or desirable to perfect its interest in the collateral pledged by Seller hereunder. Upon a default by Seller of any of its obligations hereunder, Buyer shall have all the rights and remedies in respect of the collateral pledged hereunder of a secured party under the Uniform Commercial Code.

13.	Termination

This Agreement shall terminate on the later to occur of the date on which (i) Seller and Buyer mutually agree to terminate this agreement, (ii) no related borrower has any obligation on the Participation Student Loans, Seller shall have received all Distributions in respect of the Participation Student Loans that could be received, and to the extent required hereunder, Seller shall have distributed the same to Buyer, and (iii) all Repurchase Obligation Agreements have terminated in accordance with their terms or no additional Student Loans could be purchased pursuant to the terms and provisions thereunder. Notwithstanding the foregoing, the termination of this Agreement shall not affect either party’s rights or obligations hereunder arising on or before the date of such termination, including, without limitation, any rights or obligations relating to a party’s breach of any of its representations, warranties, covenants or agreements hereunder.

14.	Entire Agreement; No Third Party Beneficiaries

This Agreement and the Transaction Documents constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the parties, with respect to the subject matter hereof and thereof. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

15.	Relationship Between Buyer and Seller

The relationship between Seller and Buyer shall be that of seller and buyer. Neither is a trustee or agent for the other, nor does either have any fiduciary obligations to the other, except (in each case) as expressly contemplated in this Agreement. This Agreement shall not be construed to create a partnership or joint venture between the parties. In no event shall the Participation Interests be construed as a loan from Buyer to Seller.

16.	Governing Law

THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OR RELATE TO THIS AGREEMENT OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT (INCLUDING ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS AGREEMENT OR AS AN INDUCEMENT TO ENTER INTO THIS AGREEMENT) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

17.	Jurisdiction; Service of Process

17.1. Each of the parties hereto irrevocably submits to the co-exclusive jurisdiction of the Delaware Chancery Court, or if such court shall not have jurisdiction, any federal or other state court of the State of Delaware and any federal or other state court of the State of New York, for the purpose of any action or proceeding arising out of or relating to this Agreement and each of the parties hereto irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any such court. Each of the parties hereto agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Notwithstanding the foregoing, each of the parties hereto shall be entitled to implead (or take similar steps with respect to) any Indemnified Party into any action relating to a Third Party Claim in any other jurisdiction.

17.2. Each of the parties hereto irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such party. Nothing in this Section 17 shall affect the right of any party to serve legal process in any other manner permitted by Law.

18.	Waiver of Jury Trial

EACH OF THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY RELEASES, WAIVES AND RELINQUISHES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR CAUSE OF ACTION IN WHICH ANY OF THEM ARE PARTIES, WHICH IN ANY WAY (DIRECTLY OR INDIRECTLY) ARISES OUT OF, RESULTS FROM OR RELATES TO ANY OF THE FOLLOWING, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER BASED ON CONTRACT OR TORT OR ANY OTHER LEGAL BASIS: (I) THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY; (II) ANY PAST, PRESENT OR FUTURE ACT, OMISSION, CONDUCT OR ACTIVITY WITH RESPECT TO THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY; (III) ANY TRANSACTION, EVENT OR OCCURRENCE CONTEMPLATED BY THIS AGREEMENT; (IV) THE PERFORMANCE OF ANY OBLIGATION OR THE EXERCISE OF ANY RIGHT UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY; AND (V) THE ENFORCEMENT OF THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY. EACH OF THE PARTIES HERETO HEREBY FURTHER AGREES THAT THIS AGREEMENT CONSTITUTES ITS WRITTEN CONSENT THAT TRIAL BY JURY SHALL BE WAIVED IN ANY SUCH CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR OTHER CAUSE OF ACTION AND AGREES THAT EACH OF THEM SHALL HAVE THE RIGHT AT ANY TIME TO FILE THIS AGREEMENT WITH THE CLERK OR JUDGE OF ANY COURT IN WHICH ANY SUCH CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR OTHER CAUSE OF ACTION MAY BE PENDING AS WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY.

19.	Further Assurances

The parties to this Agreement agree to cooperate and to execute and deliver such instruments and take such further actions as any other party to this Agreement may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

20.	Severability

The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

21.	Section Titles

The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection hereof immediately followed by a reference in parenthesis to the title of the Section containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire Section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such Section, the reference to the title shall govern absent manifest error.

22.	Execution in Counterparts

This Agreement may be executed in any number of counterparts and by different parties in separate counterparts (including by facsimile, electronic mail or other means of electronic communication), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement by their duly authorized officers or representatives as of the Closing Date.

SLM EDUCATION CREDIT FINANCE CORPORATION, as Seller

By:
Name:
Title:

CITIBANK, N.A., as Buyer

By:
Name:
Title:

SALLIE MAE, INC., as Servicer

By:
Name:
Title:

[Participation Agreement]

ANNEX B

SERVICER’S REPORT

[TO BE PROVIDED]

B-1

FINAL

EXHIBIT 4.4 TO THE

ASSET PURCHASE AGREEMENT

FORM OF

CONDUIT BILL OF SALE

BILL OF SALE, dated as of [    ], 2010 (this “Bill of Sale”) by The Student Loan Corporation, a Delaware corporation, as the seller (“Seller”) to Bull Run 1 LLC, a Delaware limited liability company, as the buyer (“Buyer”).

Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them or incorporated by reference in that certain Asset Purchase Agreement, dated as of September 17, 2010 (as the same may be amended from time to time, the “Agreement”), by and among (i) Seller, as Seller, Servicer, SPV Administrator and Sponsor; (ii) Citibank, N.A., in its individual capacity and as Depositor Eligible Lender Trustee, Conduit Eligible Lender Trustee, Securitization Eligible Lender Trustee, Omnibus Lender and Indenture Administrator; (iii) Citibank (South Dakota) National Association, as Subservicer, Sub-Subservicer, Custodian and SPV Sub-Administrator; (iv) SLC Student Loan Receivables I, Inc., as Depositor; (v) SLM Corporation, in its individual capacity; (vi) Buyer, as Securitization Buyer and Conduit Buyer; (vii) SLM Education Credit Finance Corporation, as successor Sponsor; and (viii) Sallie Mae, Inc., as successor Subservicer, successor Sub-Administrator and successor SPV Administrator.

WHEREAS, Seller owns beneficially and of record one hundred percent of the issued and outstanding membership interests (the “FNI Equity Interests”) of SLC Conduit I LLC, a Delaware limited liability company (the “Funding Note Issuer”). Seller is the sole member of the Funding Note Issuer and is party to the Limited Liability Company Agreement of the Funding Note Issuer, dated as of May 14, 2009 (the “LLC Agreement”), which sets forth certain rights and obligations related to the ownership of the FNI Equity Interests;

WHEREAS, Under the terms of the Agreement, Buyer has agreed to purchase, acquire and accept from the Seller at the Closing, all of the right, title and interest of Seller in and to the FNI Equity Interests in accordance with the terms of the Agreement; and

WHEREAS, Seller hereby desires to assign to Buyer, and Buyer hereby desires to accept from Seller, the FNI Equity Interests at the Closing in accordance with the terms of the Agreement.

NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, in consideration of the representations, warranties and covenants contained in the Agreement, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto desire to enter into this Bill of Sale on the terms set forth herein.

KNOW ALL PERSONS BY THESE PRESENTS, that, effective as of the Closing, pursuant to Section 4.1 of the Agreement, Seller hereby irrevocably sells, transfers, conveys, assigns and delivers to Buyer all of Seller’s right, title and interest in and to the FNI Equity Interests to have and to hold the same unto Buyer, and its successors and assigns, forever. Seller hereby represents and warrants that the assets of the Funding Note Issuer consist primarily of the Financed Student Loans set forth on Annex A hereto and cash contained in the related accounts.

Effective as of the Closing, Buyer hereby accepts the sale, transfer, conveyance and assignment of Seller’s FNI Equity Interests. Buyer hereby assumes and agrees to pay, perform and discharge all Buyer Assumed Obligations of the Seller.

Upon the execution and delivery by Buyer of this Bill of Sale and the acknowledgement and acceptance thereof and consent thereto by Seller, (a) Buyer (i) shall become, and shall be deemed for all purposes to be, a party to the LLC Agreement, and (ii) hereby agrees to be bound by all of the terms of the LLC Agreement pursuant to Section 13.1(b) thereof, and (b) upon completion of the sale and assignment contemplated hereby, Seller shall withdraw as a member of the Funding Note Issuer and shall no longer be bound by the LLC Agreement.

At any time or from time to time after the date hereof, at Buyer’s request, each of Seller and the Funding Note Issuer shall execute and deliver to Buyer, such other instruments of sale, transfer, conveyance, assignment and confirmation and take such other actions as Buyer may reasonably deem necessary or desirable in order to more effectively sell, transfer, convey and assign to Buyer and to confirm Buyer’s right, title and interest in and to the FNI Equity Interests.

This Bill of Sale, and any and all claims arising hereunder, shall be governed by, and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

This Bill of Sale shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. No provision of this Bill of Sale is intended to, or shall, confer any third party beneficiary or other rights or remedies upon any Person other than the parties hereto.

The respective rights of Seller and Buyer with respect to the FNI Equity Interests shall be governed exclusively by the Agreement, and nothing in this Bill of Sale shall alter any liability or obligations arising under the Agreement, which shall (without limiting the generality of the foregoing) govern. If there is any conflict or inconsistency between the provisions of the Agreement and this Bill of Sale, the provisions of the Agreement shall govern.

This Bill of Sale may not be modified or amended except by an instrument in writing duly executed by Seller and Buyer.

This Bill of Sale may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

[Remainder of page is intentionally left blank.]

IN WITNESS WHEREOF, each party has caused this Bill of Sale to be executed by its duly authorized representative as of the date first written above.

SELLER:

THE STUDENT LOAN CORPORATION

By:
Name:
Title:

BUYER:

BULL RUN 1 LLC

By:
Name:
Title:

[Conduit Bill of Sale]

Annex A

SCHEDULE OF FINANCED STUDENT LOANS

(Determined as of the Initial Cutoff Date)

The Data Tape prepared as of the Initial Cutoff Date that was delivered electronically by Seller to Buyer is incorporated herein by reference.

[Annex A to Conduit Bill Sale]

FINAL

EXHIBIT 4.6 TO THE

ASSET PURCHASE AGREEMENT

FORM OF

CONDUIT MUTUAL RELEASE

This RELEASE, dated as of [                    ], 2010 (this “Release”), is between The Student Loan Corporation, a Delaware corporation (the “Seller”), and SLC Conduit I LLC, a Delaware limited liability company (the “Funding Note Issuer”). Capitalized terms used without definition in this Release shall have the meanings assigned to them in that certain Asset Purchase Agreement, dated as of September 17, 2010, by and among (i) Seller, as Seller, Servicer, SPV Administrator and Sponsor; (ii) Citibank, N.A., in its individual capacity and as Depositor Eligible Lender Trustee, Conduit Eligible Lender Trustee, Securitization Eligible Lender Trustee, Omnibus Lender and Indenture Administrator; (iii) Citibank (South Dakota) National Association, as Subservicer, Sub-Subservicer, Custodian and SPV Sub-Administrator; (iv) SLC Student Loan Receivables I, Inc., as Depositor; (v) SLM Corporation, in its individual capacity; (vi) Bull Run 1 LLC, as Securitization Buyer and Conduit Buyer; (vii) SLM Education Credit Finance Corporation, as successor Sponsor; and (viii) Sallie Mae, Inc., as successor Subservicer, successor Sub-Administrator and successor SPV Administrator (as the same may be amended from time to time, the “Purchase Agreement”).

The Parties agree as follows:

1. Seller Release. The Seller for each of itself, Citibank, N.A., and their respective subsidiaries and affiliates, and any successors and assigns of any of the foregoing (collectively with the Seller, the “Seller Parties”), and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby fully and completely forever releases and discharges the Funding Note Issuer, and any of its successors and assigns (collectively, the “FNI Parties”), from any and all claims, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, expenses, executions, affirmative defenses, demands and other obligations or liabilities whatsoever (collectively, “Seller Claims”), in law or equity, whether known or unknown to any Seller Party, fixed or contingent, which any of the Seller Parties ever had, now has or may have against any of the FNI Parties, based on or arising out of any matter, cause, act or omission whatsoever, occurring or existing at any time up to and including the Closing, including, without limitation, for, upon, or by reason of (i) any action, omission, event, occurrence or circumstance related to the operation of the business of any FNI Party that has occurred prior to the Closing or (ii) any contract, agreement or other commitment of any nature in effect at any time prior to the Closing; provided, however, that the foregoing shall not release any Person from any obligation of such Person under any provision of the Surviving Agreements (as defined below).

2. Funding Note Issuer Release. The Funding Note Issuer for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby fully and completely forever releases and discharges the Seller Parties from any and all claims, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, expenses, executions, affirmative defenses, demands and other obligations or liabilities whatsoever (collectively, “FNI Claims”), in law or equity, whether known or unknown to the Funding Note Issuer, fixed or contingent, which the Funding Note Issuer ever had, now has or may have against any Seller Party, based on or arising out of any matter, cause, act or omission whatsoever, occurring or existing at any time up to and including the Closing, including, without limitation, for, upon, or by reason of (i) any action, omission, event, occurrence or circumstance related to the operation of the business of the Funding Note Issuer that has occurred prior to the Closing or (ii) any contract, agreement or commitment of any nature in effect at any time prior to the Closing; provided, however, that the foregoing shall not release any Person from any obligation of such Person under any provision of the Surviving Agreements.

3. Surviving Agreements. As used herein, the term “Surviving Agreements” means any of the agreements listed on Annex A hereto.

4. Third Party Beneficiaries. Each of the Seller Parties and FNI Parties shall be third party beneficiaries of this Release and shall be entitled to enforce the provisions hereof as if it were a party hereto.

5. Governing Law. This Release shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

6. Counterparts. This Release may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument.

[Remainder of page is left intentionally blank.]

IN WITNESS WHEREOF, this Release has been executed and delivered by the parties set forth below as of the date first written above.

THE STUDENT LOAN CORPORATION

By:
Name:
Title:

SLC CONDUIT I LLC

By:	The Student Loan Corporation, its Initial Member

By:
Name:
Title:

ANNEX A

SURVIVING AGREEMENTS

1.	Purchase Agreement

EXHIBIT 5(a) TO THE

ASSET PURCHASE AGREEMENT

LIST OF CONDUIT DOCUMENTS

1.	Funding Note Purchase Agreement

2.	Student Loan Purchase Agreement

3.	Subordinated Credit Agreement

4.	Servicing Agreement, dated as of May 14, 2009, among the Funding Note Issuer, the Funding Note Issuer ELT, the Conduit Administrator, the Conduit Lender and the Servicer

5.	Supplemental Servicing Agreement, dated as of May 14, 2009, among the Servicer, the SPV Administrator, the Funding Note Issuer and the Funding Note Issuer ELT

6.	Servicing Agreement, dated as of May 14, 2009, among the Funding Note Issuer, CITIBANK (SOUTH DAKOTA), as Subservicer and the Servicer

7.	Supplemental Servicing Agreement, dated as of May 14, 2009, among the Subservicer, the Funding Note Issuer and the Servicer

8.	Eligible Lender Trust Agreement, dated as of May 14, 2009, between the Funding Note Issuer and the Funding Note Issuer ELT

9.	Limited Liability Company Agreement of SLC Conduit I LLC, dated as of May 14, 2009

EXHIBIT 5.1 TO THE

ASSET PURCHASE AGREEMENT

LIST OF DEPARTMENT OF EDUCATION FORM AGREEMENTS

1.	Exhibit 5.1(a): Form of Conduit Replacement Servicing Agreement

a.	Exhibit A: Form of Monthly Servicer Report

i.	Schedule I: Specific Loan Level Information

ii.	Schedule II: Accrued Department Payments

b.	Exhibit B: Form of Annual Statement Compliance

c.	Exhibit C: Form of Servicer Certification

d.	Exhibit D: Form of Notice of Delinquency

i.	Schedule I: Delinquent Student Loans

2.	Exhibit 5.1(b): Form of Conduit Replacement Subservicing Agreement

3.	Exhibit 5.2(a): Form of Amended and Restated Funding Note Purchase Agreement

a.	Appendix A: Definitions

b.	Appendix B: Conditions Precedent

c.	Appendix C: Representations and Warranties

d.	Appendix D: Covenants of the Funding Note Issuer

i.	Appendix E: Events of Default

e.	Appendix F: SPV Administrator Provisions

f.	Appendix G: Fair Market Auction Procedure

i.	Exhibit A: Form of Funding Request

ii.	Exhibit B: Form of Monthly Conduit Administrator’s Report

iii.	Exhibit C: Form of Notice of Release

iv.	Exhibit D: Form of Funding Note

v.	Exhibit E: Form of Liquidity Prepayment Notice

vi.	Exhibit F: Notice Addresses

vii.	Exhibit G: Form of UCC-1 Financing Statements

I.	Form UCC-1 of First-Tier Seller with Conduit as Secured Party, together with Annex A thereto

II.	Form UCC-1 of First-Tier Seller Eligible Lender Trustee with BONY Mellon as Secured Party, together with Annex A thereto

III.	Form UCC-1 of Second-Tier Seller with Conduit as Secured Party, together with Annex A thereto

IV.	Form UCC-1 of Second-Tier Seller Eligible Lender Trustee with BONY Mellon as Secured Party, together with Annex A thereto

V.	Form UCC-1 of Funding Note Issuer & Eligible Lender Trustee with Conduit as Secured Party, together with Annex A thereto

Exhibit 5.1-1

VI.	Form UCC-1 of Funding Note Issuer with Conduit as Secured Party, together with Annex A thereto

viii.	Exhibit H: Form of Officer’s Certificate Regarding Organization

ix.	Exhibit I: Matters to be Addressed by Closing Date Opinions of Counsel

x.	Exhibit J: Form of Certificate of Conduit Administrator Regarding Trust Accounts

xi.	Exhibit K: Form of Power of Attorney, together with Acknowledgement

xii.	Exhibit L: Form of Notice of Intent to Participate

xiii.	Exhibit M: Form of Servicing Agreement

I.	Exhibit A: Form of Monthly Servicer Report

A.	Schedule I: Specific Loan Level Information

B.	Schedule II: Accrued Department Payments

II.	Exhibit B: Form of Annual Statement of Compliance

III.	Exhibit C: Form of Servicer Certification

IV.	Exhibit D: Form of Notice of Delinquency

A.	Schedule I: Serviced Loans

xiv.	Exhibit N: Form of Trust Receipt

xv.	Exhibit O: Form of Annual Statement of Compliance

xvi.	Exhibit P: Form of Notice of Disposition

xvii.	Exhibit Q: Form of Advance Confirmation

xviii.	Exhibit R: Form of Security Release Certification

I.	Annex A: Release

II.	Schedule I: Identification of Loans

xix.	Exhibit S: Form of Loan Designation Notice

I.	Annex I: Loan Transmittal Summary Form

II.	Annex II: Portfolio Summary

xx.	Exhibit T: Form of Revocation Notice

xxi.	Exhibit U: Form of Expected Funding Notice

xxii.	Exhibit V-1: Form of Loan Data Schedule

xxiii.	Exhibit V-2: Form of Portfolio Summary

xxiv.	Exhibit W: Form of Notice of Required Payment Advance

xxv.	Exhibit X: Form of Reserve and Portfolio Criteria Supplement

I.	Schedule I: Portfolio Criteria

xxvi.	Exhibit Y: Form of Notice of Change in Restricted Loan Designation

I.	Schedule A: Schedule of Unrestricted Loans

xxvii.	Exhibit Z: Form of Commitment Letter

Exhibit 5.1-2

4.	Exhibit 5.3: Form of Amended and Restated Conduit Student Loan Purchase Agreement

a.	Attachment A: Form of Bill of Sale

i.	Annex I: Loan Transmittal Summary Form

b.	Attachment B: Form of Blanket Endorsement

c.	Attachment C-1: Seller [and Seller ELT] Representations and Warranties – General

d.	Attachment C-2: Seller [and Seller ELT] Representations and Warranties – Loans

e.	Attachment C-3: Seller Representations and Warranties – Additional

f.	Attachment C-4: Purchaser ELT Representations and Warranties

g.	Attachment D-1: Seller Covenants

h.	[Attachment D-2: Seller ELT Covenants]

i.	Attachment D-3: Purchaser Covenants

j.	Attachment D-4: Purchaser ELT Covenants

k.	Attachment E: Notice Addresses

l.	[Attachment F: Form of Subordinated Credit Agreement]

i.	Form of Subordinated Promissory Note

m.	Attachment G: Form of Annual Statement of Compliance

Exhibit 5.1-3

Schedule C

Assigned Contracts

None

EXHIBIT 5.2(i) TO THE

ASSET PURCHASE AGREEMENT

SUPPLEMENTAL SERVICING AGREEMENT

This SUPPLEMENTAL SERVICING AGREEMENT (this “Agreement”) is entered into as of [    ] [    ], 201[    ], by and among Citibank (South Dakota) National Association, a national banking association (the “Subservicer”), SLC Conduit I LLC, a Delaware limited liability company (the “Funding Note Issuer”), Sallie Mae, Inc., a Delaware corporation (the “Master Servicer”), and Citibank, N.A.

WITNESSETH:

WHEREAS, the Master Servicer provides servicing functions for the Funding Note Issuer that include servicing and holding student loans which are guaranteed under a guarantee program established pursuant to the requirements of the Higher Education Act of 1965, as amended (the “SLM-Serviced Loans”), under the Amended and Restated Funding Note Purchase Agreement, dated as of [    ], 201[    ] (the “Funding Note Purchase Agreement”), by and among the Funding Note Issuer, Citibank, N.A., as eligible lender trustee for the Funding Note Issuer (the “Eligible Lender Trustee”), The Bank of New York Mellon, as conduit administrator (the “Conduit Administrator”), Straight-A Funding, LLC, as conduit lender (the “Conduit Lender”), Sallie Mae, Inc., as SPV administrator (in such capacity, the “SPV Administrator”), SLM Education Credit Finance Corporation as sponsor, the Master Servicer, and BMO Capital Markets Corp., as manager (the “Manager”);

WHEREAS, such services are provided by the Master Servicer to the Funding Note Issuer pursuant to (i) a Servicing Agreement, dated as of [    ], 201[    ] (the “SLM Servicing Agreement”), by and among the Funding Note Issuer, the Eligible Lender Trustee, the Conduit Administrator, the Conduit Lender and the Master Servicer and (ii) a Supplemental Servicing Agreement, dated as of [    ], 201[    ](the “SLM Supplemental Servicing Agreement” and, together with the SLM Servicing Agreement, the “Master Servicing Agreement”), by and among the Funding Note Issuer, the Eligible Lender Trustee, the Master Servicer and the SPV Administrator;

WHEREAS, the Funding Note Issuer has issued a variable funding note (the “Funding Note”) to the Conduit Lender pursuant to the Funding Note Purchase Agreement, which Funding Note is payable from the assets of the Funding Note Issuer;

WHEREAS, the Subservicer is engaged in the business of providing, among other things, loan servicing services for student loans;

WHEREAS, prior to the date hereof, pursuant to the terms of the Student Loan Purchase Agreement, dated as of May 14, 2009, (the “Prior Student Loan Purchase Agreement”), among The Student Loan Corporation (“SLC”), as seller (in such capacity, the “Prior Seller”), and the Funding Note Issuer, as purchaser, the Funding Note Issuer from time to time purchased student loans which are guaranteed under a guarantee program established pursuant to the requirements of the Higher Education Act of 1965, as amended;

WHEREAS, prior to the date hereof, SLC, as master servicer (in such capacity, the “Prior Master Servicer”) serviced all the SLM-Serviced Loans pursuant to the Servicing Agreement, dated as of May 14, 2009 (the “SLC Servicing Agreement”), by and among the Funding Note Issuer, the Eligible Lender Trustee, the Conduit Administrator, the Conduit Lender and the Prior Master Servicer and (ii) a Supplemental Servicing Agreement, dated as of May 14, 2009 (the “SLC Supplemental Servicing Agreement”), by and among the Funding Note Issuer, the Eligible Lender Trustee, the Prior Master Servicer and SLC, as the SPV administrator;

WHEREAS, prior to the date hereof, the Subservicer serviced all SLM-Serviced Loans pursuant to the Servicing Agreement, dated as of May 14, 2009 (the “Prior Subservicing Agreement”), by and among the Subservicer, the Funding Note Issuer and SLC as master servicer and (ii) a Supplemental Servicing Agreement, dated as of May 14, 2009 (the “Prior Supplemental Servicing Agreement”), by and among the Subservicer, the Funding Note Issuer and SLC as master servicer;

WHEREAS, the Funding Note Issuer has been acquired by Bull Run 1 LLC, a wholly-owned subsidiary of SLM Education Credit Finance Corporation;

WHEREAS, the Master Servicer and the Funding Note Issuer wish to continue to retain the Subservicer to service the SLM-Serviced Loans until the servicing duties and obligations can be transferred to the Master Servicer, and the Subservicer is willing to continue to service all such SLM-Serviced Loans for which the servicing has not been transferred to the Master Servicer (the “Serviced Loans”) and, under a servicing agreement, dated as of [    ], 201[    ] (the “Servicing Agreement”), by and among the Funding Note Issuer, the Subservicer and the Master Servicer, has agreed to, service such Serviced Loans on behalf of the Funding Note Issuer during such transition period (the “Transition Period” and until the date upon which such transition is completed, the “Conversion Date”) in accordance with the requirements of the Higher Education Act of 1965, as amended, regulations promulgated thereunder by the Department (collectively, the “Higher Education Act”) and requirements issued by any applicable Guarantor and under the terms hereinafter set forth;

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, each of the Master Servicer, the Funding Note Issuer and the Subservicer agree as follows:

1. Definitions. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Servicing Agreement or Appendix A to the Funding Note Purchase Agreement, as applicable. Appendix A to the Funding Note Purchase Agreement also contains rules of usage and construction that shall be applicable herein. An index to terms defined in this Agreement is provided in Appendix 1 to this Agreement.

2. Servicing Requirement and Engagement of Subservicer. Each of the Master Servicer and the Funding Note Issuer hereby authorizes and appoints the Subservicer to act as its agent for the limited purpose of servicing the Serviced Loans and performing such duties and obligations as set forth herein and in the Servicing Agreement. Notwithstanding anything herein to the contrary and for the avoidance of all doubt, in the event that any provision, term or condition of this Agreement conflicts with anything set forth in the Servicing Agreement, the provisions contained in the Servicing Agreement shall exclusively govern. The Subservicer agrees to perform such functions in compliance with all requirements of the Higher Education Act and all other applicable laws and regulations, and in accordance with the terms and conditions of this Agreement, the Servicing Agreement and the Guarantee Agreements.

The authorization granted by this Agreement includes, but is not limited to, correspondence and communication with any Guaranty Agency or the Department regarding the Serviced Loans, the assignment of claims to any Guarantor or insurer, communication with Borrowers and any other communication, correspondence, signature or other act required to service the Serviced Loans in accordance with requirements of the Higher Education Act or regulations promulgated by any Guaranty Agency.

The parties hereto acknowledge that in providing services under the Prior Subservicing Agreement and the Prior Supplemental Subservicing Agreement, the Subservicer used facilities and resources of its affiliates, including Citibank, N.A. and the Prior Master Servicer. The Subservicer and the Prior Master Servicer will continue to provide the facilities and resources that were previously provided to the Subservicer until such services, facilities or resources are no longer needed by the Subservicer to fulfill its servicing duties and obligations under this Agreement.

3. Subservicer Compensation.

a. The Master Servicer shall pay as compensation to the Subservicer for its services hereunder (i) commencing on and including the Effective Date to but excluding the 10-month anniversary thereof, fees calculated on a unit basis in an amount equal to $2.80 per month per Borrower (based on the average number of Borrowers) for the Serviced Loans and (ii) commencing on and including the 10-month anniversary of the Effective Date, a monthly fee of $3.20 per Obligor (based on the average number of

Obligors) up to but excluding the 18-month anniversary thereof, which monthly fee shall increase each anniversary month thereafter by 3.0% commencing on the 18-month anniversary of the Effective Date. All invoices shall be paid within thirty (30) days from receipt of periodic invoices. For the avoidance of doubt, after the Conversion Date, the final invoice will be pro rated to reflect the actual number of days the Subservicer serviced the Serviced Loans during the related Collection Period.

b. The Subservicer acknowledges that the Funding Note Issuer shall be entitled to receive all payments of principal, interest and late payment charges received with respect to the Serviced Loans and that the Subservicer shall have no right to retain such amounts as payment of any fees due the Subservicer from the Master Servicer under the terms of this Agreement. The Master Servicer hereby authorizes the Subservicer to assess, collect and retain any charges which the Master Servicer or the Funding Note Issuer is permitted by law or regulation to assess with respect to not sufficient fund processing or other collection costs.

c. The Subservicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Subservicer and expenses incurred in connection with distributions and reports to the Master Servicer.

d. The Subservicer is entitled to increases in fees for certain uncontrollable costs. To initiate such increases, the Subservicer must give the Master Servicer a written notice specifying the proposed increase or increases, together with an explanation of the uncontrollable costs on which they are based. Such increases shall be effective immediately after such notice is given, unless the parties agree on another effective date or the Master Servicer gives timely notice of non-acceptance of such fees. Uncontrollable costs are exclusively limited to postage costs, telecommunication costs and costs related to material changes to the services performed hereunder arising from changes to the Higher Education Act, guaranty agency rules and regulations, FFELP regulations, or similar authority under which Student Loans are made. The Subservicer and the Master Servicer shall negotiate in good faith any amendment to this Agreement to reflect the increase in servicing fees.

e. Notwithstanding the foregoing, and solely in connection with the Subservicer’s and the Master Servicer’s deconversion of the Serviced Loans to the servicing systems of the Master Servicer on or before the Conversion Date, the Subservicer shall be entitled to reimbursement for its actual documented costs and expenses, in accordance with the reimbursement letter, dated as of the date hereof, by the Master Servicer and agreed to and acknowledged by the Subservicer, Citibank, N.A. and The Student Loan Corporation.

4. Custody of Loan Documents. Pursuant to the Funding Note Purchase Agreement, the Conduit Administrator has agreed to hold all Promissory Notes and related Loan Documents with respect to Serviced Loans as bailee and agent for the Conduit Lender, and upon sale of any Serviced Loan to the Department, to hold the related Serviced Loan as bailee and agent for the Department. Pursuant to the SLM Supplemental Servicing Agreement, the Conduit Administrator has appointed the Master Servicer, and the Master Servicer has accepted and acknowledged such appointment, to act for the benefit of the Conduit Lender as Subcustodian in respect of the Serviced Loans in accordance with the Funding Note Purchase Agreement. The Master Servicer hereby appoints the Subservicer, and the Subservicer accepts and acknowledges such appointment, to act for the benefit of the Subcustodian as Subcustodian Agent in respect of the Serviced Loans until such Serviced Loans are transferred for servicing to the Master Servicer.

5. Duties of Subservicer as Subcustodian Agent.

a. The Subservicer, as Subcustodian Agent, will maintain accurate and complete accounts, records and computer systems pertaining to each Serviced Loan that it services, including any electronic records evidencing the Promissory Notes, as will enable the Conduit Administrator to comply with the Funding Note Purchase Agreement. In performing its duties as Subcustodian Agent, the Subservicer shall comply in all material respects with all applicable federal and state laws, including the Higher Education Act and any applicable e-sign laws, with respect thereto. Promptly upon request by the Conduit Administrator, the Subservicer will deliver to the Conduit Administrator a certification in the form attached as Exhibit C to the

Servicing Agreement that the Subservicer, as Subcustodian Agent, is in possession of all applicable Loan Documents relating to the Serviced Loans. The Subservicer shall take all actions necessary with respect to the Loan Documents held by it under this Agreement and of the related accounts, records and computer systems, in order to enable the Funding Note Issuer and the Master Servicer to verify the accuracy of the Subservicer’s record keeping with respect to the Master Servicer’s obligations as Subcustodian hereunder. To the extent that the Subservicer does not have possession of all of the electronic records evidencing the promissory notes of the Borrowers, the Subservicer shall maintain such agreements as are necessary for any third-party having possession of such records to be deemed to be its sub-custodian, including, but not limited to, an agreement to maintain such electronic records as required under the Higher Education Act or any applicable e-sign laws for the period of time required by such laws or as may be necessary to enforce such promissory notes of the Borrowers. The Subservicer shall promptly report to the Master Servicer, the Funding Note Issuer, the SPV Administrator and the Conduit Administrator any material failure on its part to hold the Loan Documents and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Funding Note Issuer, the Eligible Lender Trustee or the Conduit Administrator of the Loan Documents.

b. The Subservicer shall maintain the applicable Loan Documents at one of the offices specified in Attachment B or at such other office for which the Subservicer has provided at least thirty (30) days’ prior written notice to the Funding Note Issuer, the Master Servicer and the Conduit Administrator. Upon reasonable prior written notice, the Subservicer shall make available to the Master Servicer, the Funding Note Issuer and the Conduit Administrator or their respective duly authorized representatives, attorneys or auditors a list of locations of the Loan Documents and the related accounts, records and computer systems maintained by the Subservicer at such times during normal business hours as the Funding Note Issuer, the Master Servicer or the Conduit Administrator shall instruct.

c. The Subservicer shall be deemed to have received proper instructions with respect to the Loan Documents upon its receipt of written instructions signed by an Authorized Officer of the Eligible Lender Trustee, the Master Servicer or the SPV Administrator or, following the occurrence of a Department Put Event, the Department. In addition, from time to time, in accordance with written instruction from the Master Servicer or with written authorization and instruction from the Conduit Administrator, (i) the Subservicer shall release any Loan Documents to the Master Servicer, the Master Servicer’s agent or the Master Servicer’s designee, as the case may be, at such place or places as the Master Servicer may reasonably designate, as soon as practicable and (ii) the Subservicer is hereby authorized and directed to release and transfer any Loan Documents with respect to any Serviced Loan that no longer constitutes Pledged Collateral under the Funding Note Purchase Agreement. In the event the Subservicer is not provided access to any Loan Documents for a Serviced Loan, the Subservicer shall not be deemed to have breached its obligations pursuant to Section 6 if it is unable to perform such obligations due to its inability to have access to the Loan Documents. The Subservicer shall not be liable for any losses with respect to the servicing of such Serviced Loans arising after the release of the related Loan Documents to the extent the losses are attributable to the Subservicer’s inability to have access to the related Loan Documents.

d. Upon the occurrence of a Department Put Event with respect to any Serviced Loan, the Subservicer shall, if so requested by the Department, the Master Servicer or the Funding Note Issuer, deliver the servicing and all related servicing files and records with respect to any such Serviced Loan to the designee specified by the Department in accordance with the servicing transfer provisions provided by the Department to the Subservicer. The Funding Note Issuer shall pay any Deconversion Costs associated with any such transfer of Serviced Loans to the extent the Funding Note Issuer has Available Funds for such purpose on any Settlement Date in accordance with the terms of the Funding Note Purchase Agreement. To the extent any such Deconversion Costs are not paid by the Funding Note Issuer, the Master Servicer shall pay such amounts.

e. Simultaneous with the transfer of the servicing for any Serviced Loans to the Master Servicer pursuant to Section 18, the Subservicer will be deemed to have assigned all of its rights, responsibilities and obligations as Subcustodian Agent with respect to such Serviced Loans to the Master Servicer. In connection with each such transfer, the Subservicer shall send the Master Servicer an image transfer file containing imaged copies of each Serviced Loan transferred to the Master Servicer on such transfer date. The Subservicer shall bear the cost of deconverting and transferring the Loan Documents. From time to time upon request from the Master Servicer, including after the Conversion Date or any termination of this Agreement, the Subservicer shall deliver physical original copies, or if such original physical copies do not exist, imaged copies of components of the Loan Documents to the Master Servicer within seven (7) Business Days of receiving a request from the Master Servicer; provided however, that upon reasonable request of the Master Servicer, such delivery shall be made on an expedited basis.

6. Duties of Subservicer. The Subservicer, for the benefit of the Funding Note Issuer, the Conduit Lender, the Eligible Lender Trustee, the SPV Administrator and the Department (to the extent provided herein), shall continue to manage, service, administer and make collections on the Serviced Loans with reasonable care, using that degree of skill and attention that the Subservicer exercises with respect to similar student loans that it services on behalf of the Master Servicer, beginning on the date of this Agreement and continuing until the Serviced Loans are paid in full. Without limiting the generality of the foregoing or of any other provision set forth in this Agreement and notwithstanding any other provision to the contrary set forth herein, the Subservicer shall manage, service, administer, make collections and calculate any rebates with respect to the Serviced Loans (including the collection of any Interest Subsidy Payments and Special Allowance Payments and calculating any Negative Special Allowance Payments owing with respect to Serviced Loans) in accordance with, and otherwise comply with, all applicable federal and state laws, including all applicable rules, regulations and other requirements of the Higher Education Act and the applicable Guarantee Agreements, the failure to comply with which would adversely affect the eligibility of one or more of the Serviced Loans for federal reinsurance or Interest Subsidy Payments or Special Allowance Payments or for receipt of any payment made by a Guarantor pursuant to a Guarantee Agreement in respect of a Serviced Loan.

The Subservicer’s duties shall include, but shall not be limited to, collection and posting of all payments, responding to inquiries of Borrowers on such Serviced Loans, monitoring Borrowers’ status, making required disclosures to Borrowers, performing due diligence with respect to Borrower delinquencies, sending payment coupons to Borrowers and otherwise establishing repayment terms, reporting tax information to Borrowers, if applicable, accounting for collections and furnishing monthly statements with respect thereto to the SPV Administrator, the Funding Note Issuer, the Master Servicer and, if applicable, the Conduit Administrator. The Subservicer shall follow its customary standards, policies and procedures in performing its duties as Subservicer. Without limiting the generality of the foregoing, the Subservicer is authorized and empowered to execute and deliver, on behalf of itself, the Funding Note Issuer, the Eligible Lender Trustee, the SPV Administrator, and the Conduit Administrator, on behalf of the Conduit Lender, or any of them, instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Serviced Loans; provided, however, that the Subservicer agrees that it will not (a) permit any rescission or cancellation of a Serviced Loan except as ordered by a court of competent jurisdiction or governmental authority or as otherwise consented to in writing by the Master Servicer, the Eligible Lender Trustee and the SPV Administrator, provided, however, that the Subservicer may write off any delinquent Serviced Loan if the remaining balance of the Borrower’s account is less than $50 or (b) reschedule, revise, defer or otherwise compromise with respect to payments due on any Serviced Loan except pursuant to any applicable interest only, deferral or forbearance periods or otherwise in accordance with all applicable standards, guidelines and requirements with respect to the servicing of Student Loans. The Master Servicer, on behalf of the Funding Note Issuer, hereby grants a power of attorney and all necessary authorization to the Subservicer to maintain any and all collection procedures with respect to the Serviced Loans, including filing, pursuing and recovering claims with the Guarantors for Guarantee Payments and with the Department for Interest Subsidy Payments and Special Allowance Payments and taking any steps to enforce such Serviced Loans such as commencing a legal proceeding to enforce a Serviced Loan in the name of the Funding Note Issuer, the Eligible Lender Trustee and/or the Conduit Administrator, on behalf of the Conduit Lender. The Master Servicer shall upon the written request of the Subservicer furnish the Subservicer with any other powers of attorney and other documents reasonably necessary or appropriate to enable the Subservicer to carry out its servicing and administrative duties hereunder.

Until all Serviced Loans serviced hereunder have been repaid in full, or paid as a claim by a Guarantor, or transferred to the Master Servicer or another subservicer, the Subservicer shall (a) cause to be furnished to the Master Servicer such financial statements as the Master Servicer may reasonably request, including quarterly unaudited financial statements within thirty (30) days after the conclusion of each fiscal quarter, annual unaudited financial statements within ninety (90) days after the end of each fiscal year, and annual financial statements of a parent company within ninety (90) days after the end of each fiscal year audited by KPMG LLP or other nationally recognized independent certified public accountants and such other information with respect to the Subservicer’s business affairs, assets, and liabilities as the Master Servicer may reasonably request and (b) maintain books, records and accounts necessary to prepare financial statements in accordance with GAAP and maintain adequate internal financial controls.

For the benefit of the Funding Note Issuer, the Subservicer shall use reasonable efforts consistent with the first paragraph of this Section 6 in its servicing of any delinquent Serviced Loans.

The Subservicer shall do nothing to impair the rights of the Funding Note Issuer, the Eligible Lender Trustee, the Conduit Administrator, on behalf of the Conduit Lender, or the Department in the Serviced Loans.

The Subservicer shall maintain its compliance with all financial and administrative responsibility standards or requirements which may be established from time to time by the Department or any Guarantor for participation in FFELP for which it provides services hereunder.

The Master Servicer may direct the servicing practices and policies to be followed by the Subservicer with respect to the Financed Student Loans; provided that the Subservicer, Citibank, N.A. and the Prior Master Servicer are reasonably able to implement such servicing practices and policies and provided that the Master Servicer reimburse and compensate the Subservicer for any additional documented costs and expenses incurred thereby.

7. Purchase of Serviced Loans; Reimbursement.

a. The Subservicer and the Master Servicer shall give notice to the other parties hereto promptly, in writing, upon the discovery of any breach of the provisions of Section 6 which has a material adverse effect (individually or in the aggregate) on the Funding Note Issuer or on the interest of the Conduit Administrator, on behalf of the Conduit Lender or the Department. In the event of such a material breach which is not curable by reinstatement of the Guarantor’s guarantee of such Serviced Loan, the Subservicer shall cure the breach, reimburse the Funding Note Issuer or purchase the affected Serviced Loans not later than 210 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Serviced Loans. In the event of a material breach with respect to such Serviced Loans which is curable by reinstatement of the Guarantor’s guarantee of such Serviced Loans, unless the material breach shall have been cured within 360 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Serviced Loans, Citibank, N.A., on behalf of the Subservicer, shall purchase such Serviced Loans not later than the sixtieth (60th) day following the end of such 360-day period. The purchase price hereunder (the “Purchase Amount”) will be the unpaid principal amount of such Serviced Loans plus accrued and unpaid interest (calculated using the applicable percentage that would have been insured pursuant to Section 428(b)(1)(G) of the Higher Education Act) plus an amount equal to all forfeited Interest Subsidy Payments and Special Allowance Payments with respect to such Serviced Loans. Any breach that relates to compliance with the requirements of the Higher Education Act or of the applicable Guarantor but that does not affect such Guarantor’s obligation to guarantee payments of applicable Serviced Loans will not be considered to have a material adverse effect for purposes of this Section 7(a). Notwithstanding the Citibank, N.A.’s obligation on behalf of the Subservicer set forth above, the Subservicer shall use any commercially reasonable efforts to reduce such obligation through its customary practices to recover unpaid principal and interest.

In consideration of the purchase of any such Serviced Loan pursuant to this Section 7, Citibank, N.A. on behalf of the Subservicer shall promptly remit the Purchase Amount to the Funding Note Issuer Collection Account. Any breach that relates to compliance with the requirements of the Higher Education Act or of the applicable Guarantor but that does not affect such Guarantor’s obligation to guarantee payments of a Serviced Loan will not be considered to have a material adverse effect for purposes of Section 7(a). Anything in this Section 7 to the contrary notwithstanding, if as of the last Business Day of any month the aggregate outstanding principal amount of Serviced Loans with respect to which claims have been filed with and rejected by a Guarantor or with respect to which the Master Servicer determines that claims cannot be filed pursuant to the Higher Education Act as a result of a breach by the Subservicer hereunder or by the Prior Seller under the Prior Student Loan Purchase Agreement, exceeds 1% of the aggregate Principal Balance of the Serviced Loans, Citibank, N.A. on behalf of the Subservicer, or the Prior Seller, as appropriate, shall purchase, within thirty (30) days of a written request of the Master Servicer or the SPV Administrator, such affected Serviced Loans in an aggregate principal amount such that after such purchase the aggregate principal amount of such affected Serviced Loans is less than 1% of the aggregate Principal Balance of the Serviced Loans. The Serviced Loans to be purchased by Citibank, N.A. on behalf of the Subservicer or the Prior Seller pursuant to the preceding sentence shall be based on the date of claim rejection (or date of notice referred to in the first sentence of this Section 7) with the Serviced Loans with the earliest such date to be purchased first.

b. The sole remedy of the Funding Note Issuer, the Eligible Lender Trustee, the Master Servicer, the SPV Administrator and the Conduit Administrator, on behalf of the Conduit Lender and the Department, with respect to a breach pursuant to Section 6 shall be to require Citibank, N.A. on behalf of the Subservicer to purchase the related Serviced Loans or to reimburse the Master Servicer as provided above; provided, that Citibank, N.A. shall be entitled to choose among the aforementioned remedies at its sole discretion.

c. The Eligible Lender Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Serviced Loan or the reimbursement for any interest penalty pursuant to this Section 7.

d. The Subservicer shall not be deemed to have breached its obligations pursuant to Section 6 if it is rendered unable to perform such obligations, in whole or in part, by a force outside the control of the parties hereto (including acts of God, acts of war, fires, earthquakes, hurricanes, floods and other disasters). The Subservicer shall diligently perform its duties under this Agreement as soon as practicable following the termination of such interruption of business.

e. If the Subservicer fails to comply with its obligations hereunder and, as a result of such failure, the Department refuses to purchase a Serviced Loan in accordance with the Department Put Agreement, Citibank, N.A. on behalf of the Subservicer shall repurchase such Serviced Loan from the Funding Note Issuer at the price that would have been received by the Funding Note Issuer if the Department had accepted such Serviced Loan for purchase. Any repurchase amounts payable pursuant to this subsection (e) shall be paid by Citibank, N.A. on behalf of the Subservicer to the Funding Note Issuer or the related Indemnified Party, as applicable, on or before the thirtieth (30th) day following the date of demand therefor accompanied by reasonable supporting documentation with respect to such amounts.

f. The Subservicer and the Master Servicer acknowledge that servicing errors can occur during the ordinary course of business which can cause loss of guaranty or insurance benefits, operating losses and interest adjustments and are included within the pricing paid by the Master Servicer to the Subservicer under this Agreement. The liability of Citibank, N.A. and the Subservicer arising under this Section 7 shall begin to accrue when operating losses that are directly attributable to the Subservicer’s actions, on an annual basis (calculated monthly), exceed .026 of 1% (2.6 basis points) times the average dollar balance of Student Loans in repayment status; and when Adjustment and Refunds on an annual basis (calculated monthly) exceed .018 of 1% (1.8 basis points) times the average dollar balance of Student Loans in repayment status.

g. The Subservicer’s maximum liability for a Single Occurrence (as defined below) shall be limited to an amount equal to the average of monthly compensation paid to date during the term of this Agreement.

The Subservicer’s maximum liability for indemnification for multiple Single Occurrences under this Section 7 during any one calendar year shall be limited to an amount equal to the total compensation paid by the Master Servicer to the Subservicer for the calendar year. In the event the total number of months during the calendar year are less than twelve, the maximum liability shall not exceed the average of monthly compensation multiplied by twelve. For purposes herein, the term “Single Occurrence” shall mean an event pursuant to which losses resulting from a single action or inaction do not exceed the average monthly compensation paid to date by the Master Servicer to the Subservicer during the term of this Agreement. the Subservicer shall pay to the Master Servicer any amounts owed under this subsection (g) within ninety (90) days of the date on which a final determination is made regarding the Master Servicer’s right to indemnification hereunder.

8. Collection of Serviced Loan Payments. The Subservicer shall make reasonable efforts (including all efforts that may be specified under the Higher Education Act or any Guarantee Agreement) to collect all payments called for under the terms and provisions of the Serviced Loans as and when the same shall become due and payable. All Collections with respect to the Serviced Loans during any Settlement Period received by the Subservicer shall be deposited into the Funding Note Issuer Collection Account by no later than the second (2nd) Business Day following identification thereof. Within two (2) Business Days of receipt of Collections, the Subservicer will identify such Collections to the related Student Loan. The Subservicer shall allocate Collections with respect to the Serviced Loans between principal, interest and fees in accordance with Section 1.05 of the Funding Note Purchase Agreement. The Subservicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Serviced Loan. The Master Servicer shall, if necessary and upon the written request of the Subservicer, furnish the Subservicer with a power of attorney in the form attached hereto as Exhibit A (including such modifications as may be necessary given the circumstances of such request) and other documents necessary or appropriate to enable the Subservicer to convey such documents to any Guarantor and to make such claims.

The Subservicer shall make reasonable efforts to claim, pursue and collect all Guarantee Payments from the Guarantors pursuant to the Guarantee Agreements with respect to any of the Serviced Loans as and when the same shall become due and payable, shall comply with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments and shall follow such practices and procedures as it follows with respect to comparable guarantee agreements and student loans that it services on behalf of SLC and the Master Servicer. In connection therewith, the Subservicer is hereby authorized and empowered to convey to any Guarantor the note and the related Loan Documents representing any Serviced Loan in connection with submitting a claim to such Guarantor for a Guarantee Payment in accordance with the terms of the applicable Guarantee Agreement. All amounts so collected by the Subservicer shall constitute Available Funds for the applicable Settlement Period and shall be deposited into the Funding Note Issuer Collection Account in accordance with the first paragraph of this Section 8. The Master Servicer shall, if necessary and upon the written request of the Subservicer, furnish the Subservicer with a power of attorney in the form attached hereto as Exhibit A (including such modifications as may be necessary given the circumstances of such request) and other documents necessary or appropriate to enable the Subservicer to convey such documents to any Guarantor and to make such claims.

The Subservicer shall, on behalf of the Master Servicer, the Eligible Lender Trustee and the Funding Note Issuer, make reasonable efforts to claim, pursue and collect all Interest Subsidy Payments and Special Allowance Payments from the Department with respect to any of the Serviced Loans as and when the same shall become due and payable, shall comply with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments and shall follow such practices and procedures as the Subservicer follows with respect to similar student loans that it services on behalf of SLC and the Master Servicer. All amounts so collected by the Subservicer shall constitute Available Funds for the applicable Settlement Period and shall be deposited into the Funding Note Issuer Collection Account in accordance with the first paragraph of this Section 8. In connection therewith, the Subservicer shall prepare and file with the Department on a timely basis all claims forms and other documents and filings necessary or appropriate in connection with the claiming of

Interest Subsidy Payments and Special Allowance Payments on behalf of the Eligible Lender Trustee and shall otherwise assist the Eligible Lender Trustee in pursuing and collecting such Interest Subsidy Payments and Special Allowance Payments from the Department. The Master Servicer shall, if necessary and upon the written request of the Subservicer, furnish the Subservicer with a power of attorney in the form attached hereto as Exhibit A (including such modifications as may be necessary given the circumstances of such request) and other documents reasonably necessary or appropriate to enable the Subservicer to prepare and file such claims forms and other documents and filings.

Except as expressly permitted in this Agreement, the Subservicer shall not impair the rights of the Funding Note Issuer, the Eligible Lender Trustee or the Conduit Administrator, on behalf of the Conduit Lender and the Department, in the Serviced Loans.

9. Right of Inspection; Audits. Upon reasonable prior written notice from the Conduit Administrator or the Master Servicer, the Subservicer shall provide to the Master Servicer and the Conduit Administrator and their agents access to the Loan Documents and shall permit the Master Servicer and the Conduit Administrator to examine and make copies of, and abstracts from, the records and books of account of the Subservicer relating to the Serviced Loans and shall permit the Master Servicer and the Conduit Administrator to undertake periodic site reviews of the Subservicer’s operations relating to the servicing of the Serviced Loans (including on the premises of any agent of the Subservicer). Reasonable access shall be afforded to the Master Servicer and the Conduit Administrator without charge, but only upon reasonable prior written request and during the normal business hours at the respective offices of the Subservicer. Nothing in this Section shall affect the obligation of the Subservicer to observe any applicable law prohibiting disclosure of information regarding the Borrowers and the failure of the Subservicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

10. Reports. The Subservicer shall provide the reports required to be delivered by it under Section 1.6 of the Servicing Agreement.

11. Sale of Serviced Loans to the Department.

a. Upon the occurrence of a Department Put Event with respect to any Serviced Loan, this Agreement shall automatically terminate with respect to such Serviced Loan upon the relevant Department Put Date for such Serviced Loan, unless the Department otherwise notifies the Subservicer as soon as reasonably practicable but not less than five (5) Business Days prior to the related Department Put Date. The Subservicer shall not be entitled to receive from the Department or, except as provided in the Funding Note Purchase Agreement, any other Person any de-boarding, deconversion or related costs, penalties or fees in connection with the termination of this Agreement or the Servicing Agreement or the deconversion of any Serviced Loan. Upon the occurrence of any Department Put Event, upon request of the Conduit Lender or the Conduit Administrator, the Subservicer shall notify the Conduit Lender of any Excluded Borrower Benefits that are payable, or potentially payable, with respect to each Serviced Loan to be sold to the Department. Servicing of any such Serviced Loan shall be transferred in accordance with industry standards related to the prudent servicing of FFELP student loans and as instructed by the Department.

b. After any termination of the Subservicer under the Servicing Agreement, the Subservicer acknowledges that the Department shall have all rights to service the related Financed Student Loans previously serviced under this Agreement and the Servicing Agreement.

c. If so requested by the Department, the Master Servicer or the Funding Note Issuer, the Subservicer hereby agrees to deliver the servicing and all related servicing files and records with respect to the transferred Serviced Loans to the designee specified by the Department in accordance with the servicing transfer provisions provided by the Department to the Subservicer; provided, however, the Subservicer and its designees may retain copies (in electronic or paper medium) of the servicing files related to the originator and the servicing of the Serviced Loans sold to the Department.

d. If after a Department Put Date, the Subservicer continues to service the Serviced Loans for the Department, the Subservicer shall have no liability for following the written directions of the Department with respect to any such Serviced Loans.

12. Compliance Report. The Subservicer agrees that it shall permit, not more than once per year, the Master Servicer or the Funding Note Issuer to conduct or have conducted a procedural audit regarding the Subservicer’s compliance with the requirements of the Higher Education Act or the terms of this Agreement. Such audits shall be at the expense of the Master Servicer.

13. Representations and Warranties of Subservicer. The Subservicer makes the following representations, warranties and covenants to the Master Servicer on the date of this Agreement. The Subservicer shall be deemed to have repeated the representations and warranties on each date on which any additional Serviced Loans become subject to the terms of this Agreement.

a. The Subservicer is duly chartered and validly existing as a national banking association in good standing under the federal laws of the United States of America, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to service the Serviced Loans and to hold the Loan Documents as custodian.

b. The Subservicer is duly qualified to do business and has obtained all necessary licenses, permits, franchises and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Serviced Loans as required by this Agreement) shall require such qualifications.

c. The Subservicer has the power and authority to execute and deliver this Agreement and to carry out its terms, including without limitation, eligibility as a third-party servicer under the Higher Education Act; and the execution, delivery and performance of this Agreement have been duly authorized by the Subservicer by all necessary action. No registration with or approval of any governmental agency is required for the due execution and delivery by, and enforceability against, the Subservicer of this Agreement.

d. This Agreement constitutes a legal, valid and binding obligation of the Subservicer enforceable in accordance with its terms subject to bankruptcy, insolvency and other similar laws affecting creditors’ rights generally and subject to equitable principles.

e. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not: conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the bylaws of the Subservicer, or any indenture, agreement or other instrument to which the Subservicer is a party or by which it shall be bound; nor result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement and the Transaction Documents); nor violate any law or, to the best of the Subservicer’s knowledge, any order, rule or regulation applicable to the Subservicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Subservicer or its properties.

f. No outstanding or unpaid judgments against the Subservicer exist and there are no proceedings or investigations pending, or, to the Subservicer’s best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Subservicer or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the Subservicer’s financial condition or the performance by the Subservicer of its obligations under, or the validity or enforceability of, this Agreement, or (iv) relating to the Subservicer and which might adversely affect the federal or state income tax attributes of the Funding Note.

g. All Subservicer financial statements delivered to the Master Servicer were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied and present fairly, in all material respects, the financial condition, results of operations and cash flows of the Subservicer as of, and for the portion of the fiscal year ending on their date or dates (subject, in the case of financial statements other than annual ones, only to normal year-end adjustments).

h. No event which could cause a material adverse effect on the Subservicer’s financial condition has occurred, and if such event shall occur, the Subservicer shall promptly give the Master Servicer and the Funding Note Issuer notice thereof.

i. The Subservicer is currently in compliance with all financial and administrative responsibility standards or requirements established by the Department or any Guarantor for participation in FFELP for which it provides services under this Agreement. The Subservicer has no knowledge of any liability, contingent or otherwise, and the Subservicer has not entered into any material commitments or contracts which will have a materially adverse effect upon its financial condition, operations or business as now conducted, or on its ability to perform its obligations under this Agreement

14. Representations and Warranties of Master Servicer. The Master Servicer makes the following representations and warranties to the Subservicer on the date of this Agreement. The Master Servicer shall be deemed to have repeated the representations and warranties on each date on which any additional Serviced Loans become subject to the terms of this Agreement.

a. The Master Servicer is duly incorporated and validly existing as a corporation under the laws of the State of Delaware and in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

b. The Master Servicer has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Master Servicer by all necessary action. No registration with or approval of any governmental agency is required for the due execution and delivery by, and enforceability against, the Master Servicer of this Agreement.

c. This Agreement constitutes a legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms subject to bankruptcy, insolvency and other similar laws affecting creditors’ rights generally and subject to equitable principles.

d. There are no proceedings or investigations pending, or, to the Master Servicer’s best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Master Servicer or its properties: (i) asserting the invalidity of this Agreement or any of the Transaction Documents to which the Master Servicer is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents to which the Master Servicer is a party, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Master Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Transaction Documents to which the Master Servicer is a party, or (iv) relating to the Master Servicer and which might adversely affect the federal or state income tax attributes of the Funding Note.

e. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not: conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the bylaws of the Master Servicer, or any indenture, agreement or other instrument to which the Master Servicer is a party or by which it shall be bound; nor result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement and the Transaction Documents); nor violate any law or, to the best of the Master Servicer’s knowledge, any order, rule or regulation applicable to the Master Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Master Servicer or its properties.

15. Covenants and Agreements of the Master Servicer and the Subservicer.

a. The Master Servicer and the Subservicer each agree that:

(i) Any payment-related and other communications received at any time by the Master Servicer with respect to a Serviced Loan shall be immediately transmitted to the Subservicer. Such communications shall include, but not be limited to, requests or notices of loan cancellation, notices of Borrower disqualification, letters, changes in address or status, notices of death or disability, notices of bankruptcy and like documents, and forms requesting deferment of repayment or forbearance.

(ii) The Subservicer may change any part or all of its equipment, data processing programs and any procedures and forms in connection with the services performed hereunder so long as the Subservicer continues to service the Serviced Loans in conformance with the requirements herein. The Subservicer shall not make any material change in its servicing system and operations with respect to the Serviced Loans without the prior written consent of the Master Servicer, which consent will not be unreasonably withheld. Each written request for consent by the Subservicer shall be acted upon promptly by the Master Servicer. Anything in this clause (ii) to the contrary notwithstanding, the Subservicer will not be required to request the consent of the Master Servicer with respect to any changes in the Subservicer’s servicing system and operations which the Subservicer reasonably determines are required due to changes in the Higher Education Act or Guarantor program requirements.

(iii) The Master Servicer will furnish the Subservicer with a copy of any and all Guarantee Agreements relating to the Serviced Loans serviced hereunder.

(iv) The Subservicer may and, at the direction of the Master Servicer, shall include marketing or informational material generally provided to borrowers of loans owned by Affiliates of the Master Servicer with communications sent to a Borrower.

b. The Subservicer agrees that it shall:

(i) comply in all material respects with all applicable laws, rules, regulations and orders and reserve and maintain its legal existence, and preserve and maintain its rights, franchises, qualifications and privileges in all material respects;

(ii) as soon as possible, and in any event within three (3) Business Days after the Subservicer has actual knowledge of the occurrence of each Subservicer Default, provide to the Master Servicer, a statement setting forth details of such Subservicer Default and the action which the Subservicer has taken and proposes to take with respect thereto;

(iii) except as specifically provided herein or in the Funding Note Purchase Agreement, not permit the release of the obligations of any Borrower under any Serviced Loan or agreement in connection therewith;

(iv) to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Master Servicer, the Funding Note Issuer, the Eligible Lender Trustee, the Conduit Administrator, the Conduit Lender and the Department under or with respect to each Serviced Loan; and

(v) not consent or agree to or permit any amendment or modification of any Serviced Loan or agreement in connection therewith which will in any manner materially adversely affect the rights or security interest of the Funding Note Issuer, the Eligible Lender Trustee, the Conduit Administrator, the Conduit Lender or the Department; provided that nothing in this Agreement shall be construed to prevent the Subservicer from settling a default or curing a delinquency on any Serviced Loan on such terms as may be permitted by law and is consistent with the Subservicer’s servicing policies and practices.

16. Subservicer Default. If any one of the following events (a “Subservicer Default”) shall occur and be continuing:

a. The Subservicer shall fail in any material respect to perform or observe any term, covenant or agreement that is an obligation of the Master Servicer under the Servicing Agreement (other than as referred to in clause (b) below) and such failure continues unremedied for ten (10) days after (i) written notice thereof shall have been given by the SPV Administrator, the Conduit Administrator or the Manager to the Subservicer or (ii) the Subservicer has actual knowledge thereof;

b. the Subservicer shall fail to make any payment or deposit to be made by it under the Servicing Agreement when due and such failure shall remain unremedied for two (2) Business Days;

c. any representation or warranty made or deemed to be made by the Subservicer (or any of its officers) under or in connection with the Servicing Agreement or any information or report delivered pursuant to the Servicing Agreement shall prove to have been false or incorrect in any material respect when made;

d. an Event of Bankruptcy shall have occurred with respect to the Subservicer;

e. a material adverse change in the condition (financial or otherwise), business or properties of the Subservicer or in the ability of the Subservicer to service and collect on the Financed Student Loans; or

f. (i) any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings (whether or not existing at the time of the execution hereof) not disclosed in writing by the SPV Administrator to the Conduit Administrator and the Manager prior to the execution and delivery of this Agreement is pending against the Subservicer or any of its Affiliates at the time of the execution thereof; or (ii) any material development not so disclosed has occurred in any such litigation or proceedings so disclosed, which in the case of clause (i) or (ii) above, in the opinion of the Conduit Administrator or the Manager has a material adverse effect on the ability of the Subservicer to perform its obligations under the Servicing Agreement;

then, and in each and every case, so long as the Subservicer Default shall not have been remedied, the Master Servicer or the Conduit Administrator, on behalf of the Conduit Lender, by notice then given in writing to the Subservicer, may terminate all the rights and obligations (other than the obligations set forth in Section 25) of the Subservicer under this Agreement. As of the effective date of termination of the Subservicer, all authority and power of the Subservicer under this Agreement, whether with respect to the Serviced Loans or otherwise, shall, without further action, pass to and be vested in the Master Servicer or such successor subservicer as may be appointed under Section 19 hereof. The predecessor Subservicer shall cooperate with the successor subservicer, the Master Servicer, the Conduit Administrator, the Funding Note Issuer, the SPV Administrator and the Eligible Lender Trustee in effecting the termination of the responsibilities and rights of the predecessor Subservicer under this Agreement, including the transfer to the successor subservicer for administration by it of all cash amounts that shall at the time be held by the predecessor Subservicer for deposit, or shall thereafter be received by it with respect to a Serviced Loan. All reasonable costs and expenses (including attorneys’ fees) incurred in connection with transferring the Loan Documents to the successor subservicer (including the Master Servicer) and, if necessary, amending this Agreement and the Transaction Documents to reflect such succession as Subservicer pursuant to this Section 16 shall be paid by the Subservicer upon presentation of reasonable documentation of such costs and expenses.

17. Resignation. Without the written consent of the parties to this Agreement, no party shall resign from the obligations and duties imposed on it hereunder except (i) upon determination that the performance of its duties under this Agreement is no longer permissible under applicable low or (ii) if the Conversion Date does not occur on or prior to the 18-month anniversary of the date of this Agreement due to the negligence, willful misfeasance, bad faith or failure of the Master Servicer. Notice of any resignation of the Subservicer shall be communicated to the Master Servicer and Citibank, N.A. at the earliest practicable time (and if such communication is not in writing, shall be confirmed in writing at the earliest practicable time). No such resignation of the Subservicer shall become effective until the Master Servicer or another successor subservicer shall have assumed the responsibilities and obligations of the Subservicer hereunder and all Serviced Loans have been converted on to such successor servicer’s loan servicing system.

18. Transfer of Servicing to Master Servicer.

a. The Master Servicer intends to assume the servicing of all Serviced Loans on or before the Conversion Date. To the extent the Master Servicer is able to assume the servicing of any Serviced Loans without violating the terms of the Master Servicing Agreement or this Agreement, the Master Servicer may notify the Subservicer in writing (with a copy to Citibank, N.A.) and shall provide a list of the Serviced Loans for which the servicing shall be transferred at least fifteen (15) Business Days prior to the date of transfer and the Subservicer shall cooperate with the Master Servicer in effecting the required transfer. Upon the effective date of transfer, the Subservicer shall be released from all further duties and obligations with respect to the servicing of such transferred Student Loans except as expressly provided in this Agreement; provided, however that to the extent the Subservicer has retained any original physical component of a Loan Documents on behalf of the Master Servicer, the Subservicer shall provide reasonable cooperation upon receipt of any request from the Master Servicer for the delivery of any such documents in accordance with the provisions of Section 5 hereof.

b. The Master Servicer and the Subservicer shall use reasonable commercial efforts to transfer the servicing of the Serviced Loans to the Master Servicer, as soon as practicable, with the objective of causing the Conversion Date to occur within 10 months of the anniversary of the Effective Date of this Agreement and no later than the 18-month anniversary of the Effective Date of this Agreement. If the Conversion Date has not occurred by the 18-month anniversary of the Effective Date, this Agreement shall be extended on a month-by-month basis as provided in Section 35.

19. Term. This Agreement will be for a term of 18 months from the date hereof; provided, however, that this Agreement may be extended for successive one (1) month terms by written agreement of the Master Servicer and the Subservicer or pursuant to the provisions of Section 35.

20. Termination. This Agreement will terminate upon the occurrence of the earliest of (i) termination of the Servicing Agreement; (ii) early termination pursuant to Section 16 hereof; (iii) payment in full of all of the Serviced Loans being serviced hereunder; (iv) resignation of the Subservicer pursuant to Section 17, (v) termination pursuant to Section 18; (vi) termination of the Master Servicing Agreement; (vii) the Conversion Date; or (viii) written notice of termination by the Master Servicer upon at least 30 days’ prior notice.

The Subservicer’s appointment as Subcustodian Agent shall become effective as of the date of this Agreement and shall continue in full force and effect for so long as Citibank (South Dakota) National Association shall remain the Subservicer hereunder. If the Subservicer shall resign as Subservicer in accordance with the provisions of this Agreement or if all the rights and obligations of the Subservicer shall have been terminated under Section 16 or this Section 20, the appointment of the Subservicer as Subcustodian Agent shall be terminated simultaneously with the effectiveness of such resignation or termination. However, with respect to any original physical Loan Documents that are retained by the Subservicer following the Conversion Date, the Subservicer shall remain as subcustodian agent with respect to such Loan Documents, on behalf of the Master Servicer for the benefit of the Conduit Lender.

In the event that servicing on any Serviced Loan is transferred to a successor subservicer, such successor subservicer shall be required by the Master Servicer, or if servicing is assumed by the Master Servicer, the Master Servicer agrees, to engage in reasonable good faith efforts to obtain payment on any claim initially rejected by a Guarantor for payment including, without limitation, involving the Subservicer in such effort, where the reason for claim denial relates to the period during which the Subservicer serviced such Serviced Loan hereunder. However, if the cause for claim denial is reasonably attributable to the Subservicer, actions or inactions, the Subservicer shall be responsible therefor.

21. Disposition of Files on Termination. On or prior to the effective date of any resignation or termination of the appointment of the Subservicer, the Subservicer shall deliver the Loan Documents to the successor subservicer or to the Master Servicer, at the direction of the Master Servicer, the Conduit Administrator or the Department, as applicable, at such place or places as any such party may reasonably designate. The Master Servicer shall be responsible for payment of reasonable expenses related to the transfer of the records and transferring the Loan Documents. In establishing an effective date for the termination of the Subservicer as custodian of the Loan Documents, the parties shall provide for a reasonable period for the Subservicer to deliver the Loan Documents to the successor subservicer or to the Master Servicer.

22. Survival. Notwithstanding anything to the contrary herein, in the event of termination of this Agreement, the Master Servicer shall remain liable for all fees due hereunder. Termination of this Agreement shall be made without prejudice to any other rights or remedies either party may have at law or in equity. The obligations of the Subservicer under Sections 4 and 5 hereof, and the representations and warranties in Section 13 hereof, shall survive any termination of this Agreement and shall remain in effect for all Serviced Loans while such Serviced Loans are serviced by the Subservicer. The rights and obligations of the Subservicer contained in Section 26, Section 3.d. hereof shall survive termination of this Agreement. In the event of the termination hereunder of the Subservicer, the Master Servicer shall appoint a successor subservicer or assume the servicing.

23. Independent Contractor. The Subservicer is an independent contractor and, except for the services which it agrees to perform hereunder, the Subservicer does not hold itself out as an agent of any other party hereto. Nothing herein contained shall create or imply an agency relationship between the Subservicer and the Master Servicer, nor shall this Agreement be deemed to constitute a joint venture or partnership between the parties.

24. Correspondence; Disclosure. The parties hereto acknowledge and agree that the Subservicer will handle all communication with Borrowers necessary to provide its services hereunder. Data regarding Serviced Loans shall be disclosed only to the Master Servicer, the Funding Note Issuer, the SPV Administrator, the Conduit Administrator, the Department or the respective Borrower, unless otherwise required by law or certain financing covenants.

25. Cooperation. Each party covenants and agrees to cooperate fully with the other to facilitate the transactions contemplated by this Agreement.

26. Amendments.

a. This Agreement may be amended by the parties hereto, without the consent of any other Person, to comply with any change in any applicable federal or state law, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel addressed to the Conduit Administrator, the Conduit Lender and the Department, materially adversely affect the rights or security of the Conduit Lender or the Department.

b. Promptly after the execution of any such amendment, the Master Servicer and the Subservicer shall furnish written notification of the substance of such amendment to the Funding Note Issuer, the Eligible Lender Trustee, the SPV Administrator and the Conduit Administrator, on behalf of the Conduit Lender.

27. Indemnification and Liability. The Subservicer shall be liable in accordance herewith as set forth in Section 7 herein only to the extent of the obligations specifically undertaken by the Subservicer under this Agreement.

For purposes of this Section, in the event of the termination of the rights and obligations of the Subservicer as Subservicer pursuant to Section 16, or a resignation by such Subservicer pursuant to this Agreement, such Subservicer shall be deemed to be the Subservicer pending appointment of a successor subservicer pursuant to Section 20.

Liability of the Subservicer under this Section shall survive the resignation or removal of the Subservicer or the Master Servicer or the termination of this Agreement. The Subservicer shall not be under any liability to the Master Servicer, the Funding Note Issuer, the SPV Administrator or the Eligible Lender Trustee except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement, for errors in judgment, for any incorrect or incomplete information provided by schools, Borrowers, Guarantors and the Department, for the failure of any party to this Agreement or any Transaction Document to comply with its respective obligations hereunder or under any Transaction Document or for any losses attributable to the insolvency of any Guarantor. The Subservicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising under this Agreement.

Except as provided in this Agreement, the Subservicer shall not be under any obligation to appear in, prosecute or defend any legal action where it is not named as a party; provided, however, that the Subservicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the Transaction Documents and the rights and duties of the parties to this Agreement and the Transaction Documents and the interests of the Conduit Administrator, on behalf of the Conduit Lender. To the extent that the Subservicer is required to appear in or is made a defendant in any legal action or other proceeding relating to the servicing of the Serviced Loans, the Master Servicer shall indemnify and hold the Subservicer harmless from all cost, liability or expense of the Subservicer not arising out of or relating to the failure of the Subservicer to comply with the terms of this Agreement.

28. Confidentiality. The contents of this Agreement, together with all supporting documents, exhibits, schedules, and any amendments thereto which form the basis of the business relationship between the Master Servicer and the Subservicer, insofar as the same relate to the fees charged by the Subservicer, shall be held in confidence by both parties and shall not be disclosed or otherwise discussed with any third party (unless required by law or regulation) except outside counsel or independent accountants or in connection with the offer and sale of the Funding Note under the Funding Note Purchase Agreement, without the prior written consent of the other party.

29. Information Security; Customer Information. With respect to information that is “non-public personal information” (as defined in the GLB Regulations) that is disclosed or provided by the Master Servicer (or on the Master Servicer’s behalf) to CSD in connection with this Agreement, CSD agrees that in performing its obligations under this Agreement, CSD shall comply with all reuse, redisclosure, or other customer information handling, processing, security, and protection requirements that are specifically required of a non-affiliated third-party processor or servicer (or subcontractor) under the GLB Regulations and other applicable federal or state consumer privacy laws, rules, and regulations. Without limiting the foregoing, CSD agrees that:

(a) CSD is prohibited from disclosing or using any “non-public personal information” (as defined in the GLB Regulations) disclosed or provided by the Master Servicer or on the Master Servicer’s behalf to CSD, except solely to carry out the purposes for which it was disclosed, including use under an exception contained in 12 CFR sections 40.14 or 40.15 or 16 CFR sections 313.14 or 313.15, as applicable, of the GLB Regulations in the ordinary course of business to carry out those purposes; and

(b) CSD has implemented and will maintain an information security program designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information, Final Rule (12 CFR Part 364, Appendix B) and the Federal Trade Commission’s Standards for Safeguarding Customer Information (16 CFR Part 314).

30. Sale or Transfer of Loans; Limitations. The Master Servicer will pay or cause to be paid, at the time any Serviced Loans are transferred for servicing to the Master Servicer or any successor subservicer, any applicable deconversion fees in accordance with the reimbursement letter dated as of the date hereof by and among the Master Servicer, the Subservicer and Citibank, N.A.

31. Insurance. The Subservicer shall maintain or cause to be maintained insurance with respect to its property and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of institutions of the same type and size.

32. Miscellaneous.

a. The terms of this Agreement shall be subject to all applicable provisions of the Higher Education Act and shall be construed in accordance with and governed by the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

b. All covenants contained herein, and the benefits, rights and obligations of the Master Servicer hereunder, shall be binding upon and inure to the benefit of the legal representatives, successors and assigns of the Master Servicer, including but not limited to, any successor entity acquiring or succeeding to the assets of the Master Servicer.

c. The Subservicer may not assign its rights or obligations hereunder without obtaining the Master Servicer’s prior written consent.

d. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed to constitute one and the same instrument.

e. If any provisions of this Agreement shall be held, or deemed to be, or shall in fact be inoperative or unenforceable as applied in any particular situation, such circumstance shall not have the effect of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall have no effect on the remaining portions of this Agreement or any part hereof.

f. All notices hereunder shall be given by United States certified or registered mail, by facsimile or by other telecommunication device capable of creating written record of such notice and its receipt. Notices hereunder shall be effective when received and shall be addressed to the respective parties hereto at the addresses set forth below, or at such other address as shall be designated by any party hereto in a written notice to each other party pursuant to this Section.

If intended for the Master Servicer:

SLC

[ADDRESS]

If intended for the Subservicer:

Citibank (South Dakota) National Association

[ADDRESS]

If intended for the Funding Note Issuer:

SLC Conduit I LLC

[ADDRESS]

Any party may change the address to which subsequent notices are to be sent to it by written notice to the other parties as aforesaid, but any such notice of change shall not be effective until the second Business Day after it is mailed.

g. This Agreement may not be terminated by any party hereto except in the manner and with the effect herein provided.

h. When the context of this Agreement so requires or implies, references to the Master Servicer include any applicable trustee.

i. If either party cannot fulfill its obligations (other than the payment of money), in part or in whole, due to a force or event outside its control, such obligations of that party shall be suspended and such party shall not be liable to the other party for any failure to perform hereunder as a result.

j. The Master Servicer and the Subservicer agree to execute or cause to be executed the Limited Power of Attorney, attached hereto as Exhibit A.

k. The Subservicer has and agrees to maintain a disaster recovery plan which, in its reasonable opinion, will permit it to continue operations without undue interruption in the event of fire, disaster, labor disruption, or act of God.

l. The captions used herein are for the convenience of reference only and not part of this Agreement, and shall in no way be deemed to define, limit, describe or modify the meanings of any provision of this Agreement.

m. No member of the board of directors or any officer, employee or agent of the Subservicer or the Master Servicer (or any Affiliate of any such party) shall be personally liable for any obligation incurred under this Agreement.

n. Each party to this Agreement waives its right to a jury trial.

33. Non-Petition. Each of the Master Servicer, the Subservicer and the Eligible Lender Trustee hereby covenants and agrees with the Funding Note Issuer that, prior to the date which is one year and one day (or, if longer, any applicable preference period plus one day) after the payment in full of all outstanding indebtedness of the Funding Note Issuer, it will not institute against or join any other person or entity in instituting against the Funding Note Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The foregoing shall not limit the rights of the Master Servicer, the SPV Administrator or the Eligible Lender Trustee to file any claim in, or otherwise take any action with respect to, any insolvency proceeding instituted against the Funding Note Issuer by a person other than the Master Servicer, the SPV Administrator or the Eligible Lender Trustee. The provisions of this Section 30 shall survive the termination of this Agreement.

34. Third-Party Beneficiary. It is understood and agreed by the parties hereto that the Department is an intended third-party beneficiary of this Agreement and is entitled to enforce the obligations of the Subservicer under this Agreement as if it was a party hereto. The Department (upon the purchase of any Serviced Loan by the Department) is entitled to instruct the Subservicer and exercise remedies with respect to the Serviced Loans. Following the occurrence of a Department Put Event with respect to any Serviced Loan, the Department shall have the right to direct the Subservicer to deconvert such Serviced Loan and to deliver all related Loan Documents and requested servicing records to the designee of the Department.

35. Transfer of Servicing to Master Servicer. The Master Servicer and the Subservicer shall use reasonable commercial efforts to effect the transfer of the duties and obligations of the Subservicer hereunder to the Master Servicer as soon as practicable, with the objective of causing the Conversion Date to occur no later than the 12-month anniversary of the date of this Agreement. The Master Servicer may in its sole discretion extend the targeted Conversion Date to a date that is no later than the 18-month anniversary of the date of this Agreement. Notwithstanding anything herein to the contrary, if the Conversion Date has not occurred by the 18-month anniversary of the Effective Date, this Agreement shall be extended until such time as the Conversion Date occurs.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have hereunto set their hands by their duly authorized officers as of the day and year first above written.

CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION, as Subservicer

By:
Name:
Title:

SALLIE MAE, INC., as Master Servicer

By:
Name:
Title:

SLC CONDUIT I LLC, as Funding Note Issuer

By:	SALLIE MAE, INC., as SPV Administrator

By:
Name:
Title:

Citibank, N.A.

By:
Name:
Title:

APPENDIX A

Index of Terms defined in the Supplemental Servicing Agreement

[Do not delete—this paragraph generates the automatic page number]

EXHIBIT A

LIMITED POWER OF ATTORNEY

WITNESSETH:

WHEREAS, Citibank (South Dakota) National Association, a national banking association (the “Subservicer”), SLC Conduit I LLC, a Delaware limited liability company (the “Funding Note Issuer”), and Sallie Mae, Inc., a Delaware corporation (the “Master Servicer”), are parties to the Supplemental Servicing Agreement, dated as of [ ] [ ], 201[__] (the “Supplemental Servicing Agreement”); and

WHEREAS, pursuant to the Supplemental Servicing Agreement, Subservicer will perform substantially all of the obligations and duties with regard to servicing of certain education loans (the “Serviced Loans”) as provided therein; and

WHEREAS, in order to carry out its obligations under the Supplemental Servicing Agreement with respect to the Serviced Loans, Subservicer requires the power to perform certain acts, including but not limited to execution of promissory notes, assignment of notes to guarantors and filing of responses to bankruptcy notices, in the name of the Funding Note Issuer.

NOW THEREFORE, the Subservicer, the Funding Note Issuer and the Master Servicer agree:

1. That each of the Funding Note Issuer and the Master Servicer do hereby make and appoint Subservicer as its true and lawful attorney-in-fact to do all things necessary to carry out Subservicer’s obligations under the Supplemental Servicing Agreement with respect to the Serviced Loans, including but not limited to the filing of proof of claim with bankruptcy courts. This instrument shall be construed and interpreted as a limited power of attorney (the “Limited Power of Attorney”) and is not to be construed as granting any powers to Subservicer other than those necessary to carry out its obligations under the Supplemental Servicing Agreement with respect to the Serviced Loans.

2. That this Limited Power of Attorney is effective as of [                    ], 201[    ] and shall remain in force and effect until revoked in writing by the Funding Note Issuer or the Master Servicer or until the Supplemental Servicing Agreement is terminated. This instrument shall supplement but not replace the powers previously granted to Subservicer in the Supplemental Servicing Agreement.

The undersigned, being duly authorized, has executed this Limited Power of Attorney as of [                    ], 201[    ].

SLC CONDUIT I LLC, as Funding Note Issuer

By:	SALLIE MAE, INC., as SPV Administrator

By:
Name:
Title:

SALLIE MAE, INC., as Master Servicer

By:
Name:
Title:

The undersigned, being duly authorized, accepts the foregoing Limited Power of Attorney for and on behalf of Subservicer, as of [                    ], 201[    ].

CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION, as Subservicer
By:
Name:
Title:

FINAL

EXHIBIT 5.2(ii) TO THE

ASSET PURCHASE AGREEMENT

FORM OF

SERVICES AGREEMENT

This SERVICES AGREEMENT (this “Agreement”) is entered into as of [            ], 201[    ], by and among CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION, a national banking association, as Subservicer (the “Subservicer” or “CSD”), THE STUDENT LOAN CORPORATION, a Delaware corporation, as a service provider (“SLC”) and CITIBANK N.A., a national bank, as a service provider (“CBNA” and, together with SLC, the “Service Providers” and each a “Service Provider”).

WITNESSETH:

WHEREAS, the Subservicer is a party to the Servicing Agreement (such agreement, together with the Supplemental Servicing Agreement incorporated therein, the “Servicing Agreement”), dated as of [                    ], 201[    ], by and among Sallie Mae, Inc., a Delaware corporation, as the Master Servicer (the “Master Servicer”), SLC Conduit I LLC, a Delaware limited liability company (the “Funding Note Issuer”) and the Subservicer, pursuant to which the Subservicer has agreed to provide certain servicing functions on behalf of the Master Servicer for the Funding Note Issuer, which include servicing and holding student loans that are guaranteed under a guarantee program established pursuant to the requirements of the Higher Education Act of 1965, as amended (the “Student Loans”) until the servicing of the Student Loans can be transferred to the Master Servicer;

WHEREAS, prior to the date hereof, CSD subserviced the Student Loans for the Funding Note Issuer in CSD’s former capacity as subservicer pursuant to the servicing agreement, dated as of May 14, 2009, by and among CSD, the Funding Note Issuer, and SLC (the “Existing Subservicing Agreement”);

WHEREAS, the Service Providers assisted CSD in subservicing such Student Loans; and

WHEREAS, the Subservicer desires the Service Providers to continue assisting the Subservicer in servicing all such Student Loans until the Master Servicer can assume such duties, and the Service Providers desire to continue providing such assistance.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties agree as follows:

Article I

Definitions and Usage

Section 1.1 Definitions and Usage. Capitalized terms which are not otherwise defined in this Agreement shall have the meanings ascribed thereto in the Servicing Agreement, which also contains or incorporates by reference rules of usage and construction that shall be applicable herein.

Article II

Services to be Provided

Section 2.1 Services to be Provided. Each Service Provider hereby agrees to continue providing the facilities and resources that were previously provided by it to CSD in its former capacity as subservicer under the Existing

Subservicing Agreement, in accordance with the provisions of the Transition Services Agreement (the “Transition Services Agreement”), dated as of [                    ], 201[    ], by and among CBNA, CSD and SLC, until the earlier to occur of (i) the date of termination of the Servicing Agreement and (ii) the date specified in the Transition Services Agreement upon which the Service Providers’ obligation to provide such facilities and resources terminates. The Service Providers will be compensated for the services provided hereunder in accordance with the Transition Services Agreement.

Article III

Representations and Warranties

Section 3.1 Representations and Warranties. Each party hereto hereby makes to each other party, as of the date hereof, the representations and warranties set forth in Section 7.1 of the Asset Purchase Agreement (as the same may be amended or otherwise modified from time to time, the “Asset Purchase Agreement”), dated as of September 17, 2010, by and among (i) The Student Loan Corporation, a Delaware corporation, as Seller, Servicer, SPV Administrator and Sponsor; (ii) Citibank, N.A., a national banking association, in its individual capacity and as Depositor Eligible Lender Trustee, Conduit Eligible Lender Trustee, Securitization Eligible Lender Trustee, Omnibus Lender and Indenture Administrator; (iii) Citibank (South Dakota) National Association, a national banking association, as Subservicer, Sub-Subservicer, Custodian and SPV Sub-Administrator; (iv) SLC Student Loan Receivables I Inc., a Delaware corporation, as Depositor, (v) SLM Corporation, a Delaware corporation, in its individual capacity; (vi) Bull Run 1 LLC, a Delaware limited liability company, as Securitization Buyer and Conduit Buyer; (vii) SLM Education Credit Finance Corporation, a Delaware corporation, as successor Sponsor; and (viii) Sallie Mae, Inc., a Delaware corporation, as successor Subservicer, successor Sub-Administrator and successor SPV Administrator, as amended, as if such representations and warranties were set forth fully herein.

Article IV

Miscellaneous

Section 4.1 Independent Contractor. Each of the parties hereto is an independent contractor and, except for the services which it agrees to perform hereunder, no party hereto holds itself out as an agent of any other party hereto. Nothing herein contained shall create or imply an agency relationship between or among any of the Subservicer and the Services Providers, nor shall this Agreement be deemed to constitute a joint venture or partnership among the parties.

Section 4.2 Amendments. This Agreement may be amended, supplemented or otherwise modified only by written instrument duly executed by each of the parties hereto, and no such amendment, supplement or modification may be implied by any conduct of any such party.

Section 4.3 Assignment. No party to this Agreement may assign its rights or obligations hereunder without the prior written consent of each of the other parties hereto.

Section 4.4 Effective Date. This Agreement shall be effective as of the date hereof.

Section 4.5 Termination. This Agreement will terminate upon the earlier of (i) the termination of the Servicing Agreement and (ii) the termination of the Transition Services Agreement.

Section 4.6 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a) The terms of this Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

(b) Each party hereby irrevocably submits to the co-exclusive jurisdiction of the Delaware Chancery Court, or if such court shall not have jurisdiction, any federal or other state court of the State of Delaware, and any federal or other state court of the State of New York, for the purpose of any action or proceeding arising out of or relating to this Agreement and each party hereto hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any such court. Each party hereto agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Notwithstanding the foregoing, each party hereto shall be entitled to implead (or take similar steps with respect to) any indemnified party into any action relating to a third party claim in any other jurisdiction.

(c) Each party to this Agreement waives its right to a jury trial.

Section 4.7 Successor and Assigns. All covenants contained herein, and the benefits, rights and obligations of the parties hereunder, shall be binding upon and inure to the benefit of the legal representatives, successors and assigns of each party hereto, including but not limited to any successor entity acquiring or succeeding to the assets of such party.

Section 4.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed to constitute one and the same instrument.

Section 4.9 Unenforceable Provisions. If any provisions of this Agreement shall be held, or deemed to be, or shall in fact be inoperative or unenforceable as applied in any particular situation, such circumstance shall not have the effect of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall have no effect on the remaining portions of this Agreement or any part hereof.

Section 4.10 Notices. All notices hereunder shall be given by United States certified or registered mail, by facsimile or by other telecommunication device capable of creating written record of such notice and its receipt. Notices hereunder shall be effective when received and shall be addressed to the respective parties hereto at the addresses set forth in the Asset Purchase Agreement, or at such other address as shall be designated by any party hereto in a written notice to each other party pursuant to this Section.

Any party may change the address to which subsequent notices are to be sent to it by written notice to the other parties given as aforesaid, but any such notice of change shall not be effective until the second (2nd) Business Day after it is delivered.

Section 4.11 Force Majeure. If any party cannot fulfill its obligations (other than the payment of money), in part or in whole, due to a force or event outside its control, such obligations of that party shall be suspended and such party shall not be liable to any other party for any failure to perform hereunder as a result.

Section 4.12 Headings. The captions used herein are for the convenience of reference only and not part of this Agreement, and shall in no way be deemed to define, limit, describe or modify the meanings of any provision of this Agreement.

Section 4.13 Limitation of Liability. No member of the board of directors or any officer, employee or agent of any party hereto (or any Affiliate of any such party) shall be personally liable for any obligation incurred under this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have hereunto set their hands by their duly authorized officers as of the day and year first above written.

CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION, as Subservicer

By:
Name:
Title:

CITIBANK N.A., as Service Provider

By:
Name:
Title:

THE STUDENT LOAN CORPORATION, as Service Provider

By:
Name:
Title:

[Conduit Servicing Services Agreement]

FINAL

EXHIBIT 5.3(b) TO THE

ASSET PURCHASE AGREEMENT

FORM OF

SPV SUB-ADMINISTRATION AGREEMENT

This SPV Sub-Administration Agreement (this “Agreement”) is made as of [                    ], 2010, between SALLIE MAE, INC. (the “SPV Administrator”) and CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION (the “SPV Sub-Administrator”).

RECITALS

WHEREAS, the SPV Administrator is a party to the Amended and Restated Funding Note Purchase Agreement (the “Funding Note Purchase Agreement”), by and among Straight-A Funding, LLC, as Conduit Lender, SLC Conduit I LLC, as Funding Note Issuer, Citibank, N.A., as Eligible Lender Trustee, The Bank of New York Mellon, as Conduit Administrator, Securities Intermediary and Conduit Lender Eligible Lender Trustee, the SPV Administrator, Sallie Mae, Inc. as Master Servicer, SLM Education Credit Finance Corporation, as Sponsor, and BMO Capital Markets, as Manager, dated as of [                    ], 2010;

WHEREAS, pursuant to the Funding Note Purchase Agreement, the SPV Administrator has undertaken certain duties and obligations described therein (the “SPV Administrator Services”);

WHEREAS, Sallie Mae, Inc. is the successor SPV Administrator to The Student Loan Corporation;

WHEREAS, the SPV Administrator desires to retain the SPV Sub-Administrator to continue to perform the SPV Administrator Services on behalf of the SPV Administrator until the SPV Administrator Services can be assumed by the SPV Administrator, and the SPV Sub-Administrator is willing to undertake the SPV Administrator Services on the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1. Definitions. Capitalized terms otherwise not defined herein shall have the meanings assigned to them in the Funding Note Purchase Agreement.

2. Engagement of the SPV Sub-Administrator. The SPV Administrator hereby appoints the SPV Sub-Administrator to perform all of the SPV Administrator Services until the SPV Administrator Services can be assumed by the SPV Administrator. The SPV Sub-Administrator agrees to perform, deliver and otherwise discharge the SPV Administrator Services in accordance with the terms and conditions of the Funding Note Purchase Agreement and this Agreement; provided, that the SPV Sub-Administrator shall not be responsible for any indemnification obligation or other payment obligation of the SPV Administrator to the extent that such obligation arises through the negligence, willful misconduct or bad faith of the SPV Administrator. [Notwithstanding anything herein to the contrary and for the avoidance of doubt, in the event that the contents of this Agreement conflict with the obligations, responsibilities or duties of the SPV Administrator set forth in the Funding Note Purchase Agreement or any other Transaction Document, the terms, provisions and conditions set forth in such Transaction Document shall govern in all respects.]1

3. Fees and Expenses. As compensation for the SPV Administrator Services, the SPV Sub-Administrator shall receive the SPV Administrator Fee, which shall be remitted directly to the SPV Sub-Administrator on the dates that the Conduit Administrator remits such fees pursuant to the Funding Note Purchase Agreement. Each party shall pay its own respective costs and expenses in connection with this Agreement.

[1]	To be included if required by the Department.

4. No Resignation. During the term of this Agreement, the SPV Sub-Administrator shall not resign from the obligations and duties imposed on it as SPV Sub-Administrator under this Agreement except upon determination by the SPV Sub-Administrator that its continued performance of such obligations and duties is no longer be permissible under applicable law or would violate any final order not subject to appeal or review of a court or administrative agency with jurisdiction over the SPV Sub-Administrator or its properties.

5. Term and Termination. This Agreement shall become effective as of the date hereof and shall terminate upon the earliest of (a) the termination of the Funding Note Purchase Agreement, (b) the date on which the SPV Administrator assumes all of the SPV Administrator Services upon at least fifteen (15) Business Days’ prior written notice to the SPV Sub-Administrator, (c) the 18-month anniversary of this Agreement (or such later date as agreed upon in writing by the parties) or (d) the termination by the SPV Administrator upon at least fifteen (15) Business Days’ prior written notice to the SPV Sub-Administrator. Notwithstanding the foregoing, this Agreement may be terminated at any time for any negligence, willful misfeasance or bad faith by the SPV Sub-Administrator in the performance of, or any reckless disregard of, its obligations and duties under this Agreement that has a material adverse effect on the SPV Administrator or the Funding Note Issuer.

6. Representations and Warranties. The SPV Administrator hereby makes to the SPV Sub-Administrator each representation and warranty made by the SPV Administrator under the Funding Note Purchase Agreement. The SPV Sub-Administrator hereby makes to the SPV Administrator each representation and warranty made by the SPV Administrator under the Funding Note Purchase Agreement.

7. Independent Contractor. The SPV Sub-Administrator shall perform the SPV Administrator Services as an independent contractor on a non-exclusive basis. Unless stated explicitly, nothing contained herein shall be deemed to create any partnership, joint venture, or relationship of principal and agent between the parties hereto or any of their affiliates or subsidiaries, or to provide either party with any right, power or authority, whether express or implied, to create any such duty or obligation on behalf of the other party.

8. Amendments. This Agreement may be amended, supplemented or otherwise modified only by written instrument duly executed by all parties hereto.

9. Assignment. This Agreement shall not be assigned by the SPV Administrator or the SPV Sub-Administrator without the express written consent of the other party and in accordance with the provisions of the Funding Note Purchase Agreement.

10. Bankruptcy Non-Petition and Limited Recourse. Notwithstanding any other provision of this Agreement, each party hereto covenants and agrees that it shall not, prior to the date which is one year and one day (or, if longer, any applicable preference period plus one day) after payment in full of the Obligations, (A) acquiesce, petition or otherwise invoke or cause the Funding Note Issuer to invoke the process of any court or Governmental Authority for the purpose of commencing or sustaining a case against the Funding Note Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Funding Note Issuer or any substantial part of the property of the Funding Note Issuer, or ordering the winding up or liquidation of the affairs of the Funding Note Issuer, or (B) join with or cooperate or encourage any other Person to do any of the foregoing; provided that nothing in the foregoing provision shall preclude or be deemed to stop any party (a) from taking any action prior to the date which is one year and one day (or, if longer, any applicable preference period plus one day) after payment in full of the Obligations in (i) any case or proceeding voluntarily filed or commenced by the Funding Note Issuer or (ii) any involuntary insolvency proceeding filed or commenced against the Funding Note Issuer by a Person other than any other party hereto or (b) from commencing against the Funding Note Issuer or any of the collateral pledged to secure the Funding Note any legal action which is not described in the preceding clause (A) or (B) of this sentence. In addition, no recourse shall be had for any amounts payable or any other obligations arising under this Agreement against any officer, member, director, employee, partner or security holder of the Funding Note Issuer or any of its successors or assigns. The provisions of this Section 10 shall survive the termination of this Agreement.

11. Notices, Etc.

(a) All notices, demands, requests, consents and other communications provided for, or required to be given, in this Agreement shall be given in writing, or by any telecommunication device capable of creating a written record (including electronic mail) and addressed to the party to be notified at its address set forth below. The parties hereto may change their respective addresses for notices from time to time by written notice to the other party hereto subject to written acknowledgment of receipt by the other parties hereto.

If to the SPV Administrator:

[Address]

Attention: [                    ]

Telephone: [                    ]

Telecopy: [                    ]

If to the SPV Sub-Administrator:

[Address]

Attention: [                    ]

Telephone: [                    ]

Telecopy: [                    ]

(b) All notices, demands, requests, consents and other communications described in subsection (a) above shall be effective (i) if delivered by hand, including any overnight courier service, upon personal delivery, (ii) if delivered by mail, when received in the mails and (iii) if delivered by electronic mail or any other telecommunication device, when transmitted to an electronic mail address (or by another means of electronic delivery) as provided in subsection (a) above.

12. Confidentiality. The SPV Administrator and the SPV Sub-Administrator agree that all information provided pursuant to this Agreement by each party to the other party is confidential and proprietary information of the disclosing party. No party shall use any information provided by the other party for any purpose other than as permitted or required for performance under this Agreement, or as otherwise agreed to between the parties. Each party agrees not to disclose or provide any information provided by the other party to any third party, without the express written consent of the other party, with the exception of (i) any affiliate or subsidiary with employees required to retain the confidentiality of the information; (ii) employees who have a need to know in the course of performing SPV Administrator Services pursuant to this Agreement, provided that such employees are required to retain the confidentiality of the information; (iii) subcontractors as necessary for the SPV Sub-Administrator to deliver SPV Administrator Services to the SPV Administrator under this Agreement, provided that employees of such subcontractors are required to retain the confidentiality of the information; and (iv) each party agrees to take all reasonable measures, including but not limited to measures taken by each party to safeguard its own confidential information to prevent disclosure by employees, agents, or contractors. Nothing provided herein shall prevent any party from disclosing information to the extent the information (i) is or hereafter becomes part of the public domain through no fault of that party; (ii) is rightfully received from a third party without similar restriction of the third party’s rights; (iii) is independently developed by it; (iv) is disclosed pursuant to requirements of law; or (v) is already known to it prior to disclosure.

13. Regulatory. The parties agree that their respective regulators shall have the right to examine the relationship between the parties pursuant to this Agreement, along with the records of the SPV Administrator Services.

14. Force Majeure. Neither party shall be liable for delays or failure in its performance hereunder caused by any act of God, war, strike, labor dispute, work stoppage, fire, act of government, or any other similar major cause, beyond the control of that party. The SPV Sub-Administrator shall make commercially reasonable efforts to resume performance of its duties hereunder as soon as practicable following any such interruption of business.

15. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

16. Submission to Jurisdiction; Waiver of Jury Trial.

(a) EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(b) EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

17. Further Assurances. The parties to this Agreement agree to cooperate and to execute and deliver such instruments and take such further actions as any other party to this Agreement may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

18. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection hereof is a reference to such clause, sub-clause or subsection and not to the entire section.

19. Execution in Counterparts; Severability. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile, electronic mail or other means of electronic communication), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by facsimile or electronic mail of an executed signature page of this Agreement shall be effective as delivery of an executed counterpart hereof. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

20. Survival. The provisions of this Agreement which by their sense and context are meant to survive expiration or sooner termination of this Agreement shall so survive.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have hereunto set their hands by their duly authorized officers as of the day and year first above written.

SALLIE MAE, INC., as SPV Administrator

By:
Name:
Title:

CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION, as SPV Sub-Administrator

By:
Name:
Title:

[SPV Stub-Administration Agreement]

FINAL

EXHIBIT 5.3(c) TO THE

ASSET PURCHASE AGREEMENT

FORM OF

ADMINISTRATION SERVICES AGREEMENT

This ADMINISTRATION SERVICES AGREEMENT (this “Agreement”) is entered into as of [            ], 201[    ], by and among CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION, a national banking association, as SPV Sub-Administrator (the “SPV Sub-Administrator” or “CSD”), THE STUDENT LOAN CORPORATION, a Delaware corporation, as a service provider (“SLC”) and CITIBANK N.A., a national bank, as a service provider (“CBNA” and, together with SLC, the “Service Providers” and each a “Service Provider”).

WITNESSETH:

WHEREAS, the SPV Sub-Administrator is a party to the SPV Sub-Administration Agreement (the “SPV Sub-Administration Agreement”), dated as of [            ], 201[    ], by and between Sallie Mae, Inc., a Delaware corporation, as the SPV Administrator (the “Sub-Administrator”) and the SPV Sub-Administrator, pursuant to which the SPV Sub-Administrator has agreed to provide certain administration services on behalf of or with respect to SLC Conduit I LLC, a Delaware limited liability company (the “Funding Note Issuer”) until the performance of such administrative services can be undertaken by the SPV Administrator;

WHEREAS, prior to the date hereof, CSD and the Service Providers together provided administration services for or on behalf of the Funding Note Issuer; and

WHEREAS, the SPV Sub-Administrator desires the Service Providers to continue assisting the SPV Sub-Administrator in providing administration services on behalf of or with respect to the Funding Note Issuer until the SPV Administrator can assume such duties, and the Service Providers desire to continue providing such assistance.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties agree as follows:

Article I

Definitions and Usage

Section 1.1 Definitions and Usage. Capitalized terms which are not otherwise defined in this Agreement shall have the meanings ascribed thereto in the SPV Sub-Administration Agreement, which also contains or incorporates by reference rules of usage and construction that shall be applicable herein.

Article II

Services to be Provided

Section 2.1 Services to be Provided. Each Service Provider hereby agrees to continue providing the facilities and resources that were previously provided by it in connection with SLC’s role as predecessor SPV administrator for the Funding Note Issuer pursuant to the Funding Note Purchase Agreement, by and among Straight-A Funding, LLC, as Conduit Lender, SLC Conduit I LLC, as Funding Note Issuer, Citibank, N.A., as Eligible Lender Trustee, The Bank of New York Mellon, as Conduit Administrator, Securities Intermediary and Conduit Lender Eligible Lender Trustee, the SPV Administrator, Sallie Mae, Inc. as Master Servicer, SLM Education Credit Finance Corporation, as Sponsor, and BMO Capital Markets, as Manager, dated as of May 14, 2009, in order to enable CSD to fulfill its obligations under the SPV Sub-Administration Agreement, in accordance with the provisions of the Transition Services Agreement (the “Transition Services Agreement”), dated as of [            ],

201[ ], by and among CBNA, CSD and SLC, until the earlier to occur of (i) the date of termination of the SPV Sub-Administration Agreement and (ii) the date specified in the Transition Services Agreement upon which the Service Providers’ obligation to provide such facilities and resources terminates. The Service Providers will be compensated for the services provided hereunder in accordance with the Transition Services Agreement.

Article III

Representations and Warranties

Section 3.1 Representations and Warranties. Each party hereto hereby makes to each other party, as of the date hereof, the representations and warranties set forth in Section 7.1 of the Asset Purchase Agreement (as the same may be amended or otherwise modified from time to time, the “Asset Purchase Agreement”), dated as of September 17, 2010, by and among (i) The Student Loan Corporation, a Delaware corporation, as Seller, Servicer, SPV Administrator and Sponsor; (ii) Citibank, N.A., a national banking association, in its individual capacity and as Depositor Eligible Lender Trustee, Conduit Eligible Lender Trustee, Securitization Eligible Lender Trustee, Omnibus Lender and Indenture Administrator; (iii) Citibank (South Dakota) National Association, a national banking association, as Subservicer, Sub-Subservicer, Custodian and SPV Sub-Administrator; (iv) SLC Student Loan Receivables I Inc., a Delaware corporation, as Depositor, (v) SLM Corporation, a Delaware corporation, in its individual capacity; (vi) Bull Run 1 LLC, a Delaware limited liability company, as Securitization Buyer and Conduit Buyer; (vii) SLM Education Credit Finance Corporation, a Delaware corporation, as successor Sponsor; and (viii) Sallie Mae, Inc., a Delaware corporation, as successor Subservicer, successor Sub-Administrator and successor SPV Administrator, as amended, as if such representations and warranties were set forth fully herein.

Article IV

Miscellaneous

Section 4.1 Independent Contractor. Each of the parties hereto is an independent contractor and, except for the services which it agrees to perform hereunder, no party hereto holds itself out as an agent of any other party hereto. Nothing herein contained shall create or imply an agency relationship between or among any of the SPV Sub-Administrator and the Services Providers, nor shall this Agreement be deemed to constitute a joint venture or partnership among the parties.

Section 4.2 Amendments. This Agreement may be amended, supplemented or otherwise modified only by written instrument duly executed by each of the parties hereto, and no such amendment, supplement or modification may be implied by any conduct of any such party.

Section 4.3 Assignment. No party to this Agreement may assign its rights or obligations hereunder without the prior written consent each of the other parties hereto.

Section 4.4 Effective Date. This Agreement shall be effective as of the date hereof.

Section 4.5 Termination. This Agreement will terminate upon the earlier of (i) the termination of the SPV Sub-Administration Agreement and (ii) the termination of the Transition Services Agreement.

Section 4.6 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a) The terms of this Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

(b) Each party hereby irrevocably submits to the co-exclusive jurisdiction of the Delaware Chancery Court, or if such court shall not have jurisdiction, any federal or other state court of the State of Delaware, and any federal or other state court of the State of New York, for the purpose of any action or proceeding arising out of or relating to this Agreement and each party hereto hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any such court. Each party hereto agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Notwithstanding the foregoing, each party hereto shall be entitled to implead (or take similar steps with respect to) any indemnified party into any action relating to a third party claim in any other jurisdiction.

(c) Each party to this Agreement waives its right to a jury trial.

Section 4.7 Successor and Assigns. All covenants contained herein, and the benefits, rights and obligations of the parties hereunder, shall be binding upon and inure to the benefit of the legal representatives, successors and assigns of each party hereto, including but not limited to any successor entity acquiring or succeeding to the assets of such party.

Section 4.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed to constitute one and the same instrument.

Section 4.9 Unenforceable Provisions. If any provisions of this Agreement shall be held, or deemed to be, or shall in fact be inoperative or unenforceable as applied in any particular situation, such circumstance shall not have the effect of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall have no effect on the remaining portions of this Agreement or any part hereof.

Section 4.10 Notices. All notices hereunder shall be given by United States certified or registered mail, by facsimile or by other telecommunication device capable of creating written record of such notice and its receipt. Notices hereunder shall be effective when received and shall be addressed to the respective parties hereto at the addresses set forth in the Asset Purchase Agreement, or at such other address as shall be designated by any party hereto in a written notice to each other party pursuant to this Section.

Any party may change the address to which subsequent notices are to be sent to it by written notice to the other parties given as aforesaid, but any such notice of change shall not be effective until the second (2nd) Business Day after it is delivered.

Section 4.11 Force Majeure. If any party cannot fulfill its obligations (other than the payment of money), in part or in whole, due to a force or event outside its control, such obligations of that party shall be suspended and such party shall not be liable to any other party for any failure to perform hereunder as a result.

Section 4.12 Headings. The captions used herein are for the convenience of reference only and not part of this Agreement, and shall in no way be deemed to define, limit, describe or modify the meanings of any provision of this Agreement.

Section 4.13 Limitation of Liability. No member of the board of directors or any officer, employee or agent of any party hereto (or any Affiliate of any such party) shall be personally liable for any obligation incurred under this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have hereunto set their hands by their duly authorized officers as of the day and year first above written.

CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION, as SPV Sub-Administrator

By:
Name:
Title:

CITIBANK N.A., as Service Provider

By:
Name:
Title:

THE STUDENT LOAN CORPORATION, as Service Provider

By:
Name:
Title:

[Conduit Services Agreement]

EXHIBIT 6 TO THE

ASSET PURCHASE AGREEMENT

CONFIDENTIAL

FORM OF

DEPOSITOR AGREEMENT

DEPOSITOR AGREEMENT (this “Agreement”), dated as of [—], 2010, by and among The Student Loan Corporation, a Delaware corporation in its individual capacity (“SLC”), and in its capacities as Servicer and Administrator; SLC Student Loan Receivables I, Inc., a Delaware corporation, as depositor (the “Depositor”); Citibank (South Dakota) National Association (“CSD”), a national banking association, as a Subservicer (the “Private Subservicer”); Sallie Mae, Inc., a Delaware corporation, as a Subservicer (the “FFELP Subservicer”, and together with the Private Subservicer, the “Subservicers”), and also in its capacity as a subadministrator (the “Subadministrator”); SLM Education Credit Finance Corporation (in its capacity as the seller of participation interests in certain Trust Student Loans that are required to be purchased from the FFELP Securitization Trusts, the “Participation Seller”) and Citibank, N.A., a national banking association in its individual capacity (the “Bank”) and in its capacity as Indenture Administrator under the Asset Purchase Agreement, together with its successors and assigns (the “Indenture Administrator”).

WHEREAS, prior to the date hereof, SLC was owner of (i) Trust Certificates each evidencing 100% of the beneficial interest in a Securitization Trust or Private Securitization Trust (each, a “Trust”) securitizing either a portfolio of FFELP Loans or private student loans, respectively, which were sold by SLC to the Depositor and by the Depositor to such Trust and (ii) the entire equity interest in the Depositor;

WHEREAS, SLC has entered into the Asset Purchase Agreement, dated as of September 17, 2010, by and among SLC, Citibank, N.A., the Subservicers, the Depositor, Bull Run 1 LLC, SLM Corporation and SLM Education Credit Finance Corporation (as the same may be amended or otherwise modified from time to time in accordance with the terms thereof, the “Asset Purchase Agreement”), pursuant to which, subject to the terms and conditions of the Asset Purchase Agreement, SLC will sell, among other assets, and certain of the Trust Certificates with respect to Trusts whose assets consist primarily of FFELP Loans;

WHEREAS, SLC has entered in to the Asset Purchase Agreement, dated as of September 17, 2010, by and among the SLC, Citibank, N.A. and CSD (as the same may be amended or otherwise modified from time to time in accordance with the terms thereof, the “Citibank Transaction Agreement”), pursuant to which, subject to the terms and conditions of the Citibank, N.A. Transaction Agreement, SLC will sell, among other assets, SLC’s entire equity interest in the Depositor, and the Trust Certificates relating to the 2009-A Trust and the 2010 Trust (each as defined below) to the Bank;

WHEREAS, the Depositor is the “depositor” for each Trust as such term is understood for the purpose of Regulation AB, the Exchange Act and the rules and regulations of the SEC, and the Depositor is the “registrant” for the existing and currently effective Form S-3 registration statement under the Securities Act that was utilized for the public issuance of the particular Trust’s debt securities;

WHEREAS, SLC, either directly or through Affiliates, has provided loan servicing and other administrative services with respect to the Trusts, which constitute duties that meet the criteria for “participating in the servicing function” within the meaning of Regulation AB;

WHEREAS, SLC and its Affiliates have committed to assign or delegate certain of their administrative and loan servicing duties and obligations with respect to certain Trusts;

WHEREAS, the Depositor will require assistance and information from the various administrators, sub-administrators, custodians, indenture administrators, servicers, subservicers and sub-subservicers of the Trusts (each, a “Servicing Party”) to fulfill its reporting obligations under the Exchange Act and Regulation AB and the rules and regulations of the SEC;

NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto intending to be legally bound hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1 Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in, or incorporated by reference into, the Asset Purchase Agreement. Section 1.4 of the Asset Purchase Agreement is hereby incorporated herein and made a part hereof.

In this Agreement:

“2004-1 Trust” means SLC Student Loan Trust 2004-1, a Delaware statutory trust.

“2005-1 Trust” means SLC Student Loan Trust 2005-1, a Delaware statutory trust.

“2005-2 Trust” means SLC Student Loan Trust 2005-2, a Delaware statutory trust.

“2005-3 Trust” means SLC Student Loan Trust 2005-3, a Delaware statutory trust.

“2006-1 Trust” means SLC Student Loan Trust 2006-1, a Delaware statutory trust.

“2006-2 Trust” means SLC Student Loan Trust 2006-2, a Delaware statutory trust.

“2007-1 Trust” means SLC Student Loan Trust 2007-1, a Delaware statutory trust.

“2007-2 Trust” means SLC Student Loan Trust 2007-2, a Delaware statutory trust.

“2008-1 Trust” means SLC Student Loan Trust 2008-1, a Delaware statutory trust.

“2008-2 Trust” means SLC Student Loan Trust 2008-2, a Delaware statutory trust.

“2009-1 Trust” means SLC Student Loan Trust 2009-1, a Delaware statutory trust.

“2009-2 Trust” means SLC Student Loan Trust 2009-2, a Delaware statutory trust.

“2009-3 Trust” means SLC Student Loan Trust 2009-3, a Delaware statutory trust.

“2010-1 Trust” means the SLC Student Loan Trust 2010-1, a Delaware statutory trust.

“2006-A Trust” means the SLC Private Student Loan Trust 2006-A, a Delaware statutory trust

“2006-A Trust” means the SLC Private Student Loan Trust 2006-A, a Delaware statutory trust.

“2009-A Trust” means the SLC Private Student Loan Trust 2009-A, a Delaware statutory trust.

“2010-A Trust” means the SLC Private Student Loan Trust 2010-A, a Delaware statutory trust.

“2010-B Trust” means the SLC Private Student Loan Trust 2010-B, a Delaware statutory trust.

“Bank Securitization Basic Documents” means collectively (i) any document that is a “Basic Document” as defined in the indenture pursuant to which the 2009-A Trust has issued notes and (ii) any document that is a “Basic Document” as defined in the indenture pursuant to which the 2010-1 Trust has issued notes.

“Bank Securitization Master Terms Sale Agreement” means, with respect to each Bank Securitization Trust, the Master Terms Sale Agreement entered into by and between the Depositor and the related Bank Securitization Trust pursuant to which student loans are sold by the Depositor to such Bank Securitization Trust, as the same may be amended or otherwise modified from time to time in accordance with the terms thereof.

“Bank Securitization Trusts” means the 2009-A Trust and the 2010-1 Trust.

“FFELP Securitization Basic Document” means any document that is a “Basic Document” as defined in the indenture pursuant to which any FFELP Securitization Trust has issued notes.

“FFELP Securitization Master Terms Sale Agreement” means, with respect to each FFELP Securitization Trust, the Master Terms Sale Agreement entered into by and between the Depositor and the related FFELP Securitization Trust pursuant to which federally guaranteed student loans are sold by the Depositor to such FFELP Securitization Trust, as the same may be amended or otherwise modified from time to time in accordance with the terms thereof.

“FFELP Securitization Trusts” means the 2004-1 Trust, the 2005-1 Trust, the 2005-2 Trust, the 2005-3 Trust, the 2006-1 Trust, the 2006-2 Trust, the 2007-1 Trust, the 2007-2 Trust, the 2008-1 Trust, the 2008-2 Trust, the 2009-1 Trust, the 2009-2 Trust or 2009-3 Trust.

“Private Securitization Basic Document” means any document that is a “Basic Document” as defined in the indenture pursuant to which any Private Securitization Trust has issued notes.

“Private Securitization Master Terms Sale Agreement” means, with respect to each Private Securitization Trust, the Master Terms Sale Agreement entered into by and between the Depositor and the related Securitization Trust pursuant to which private education loans are sold by the Depositor to such Private Securitization Trust, as the same may be amended or otherwise modified from time to time in accordance with the terms thereof.

“Private Securitization Trust” means the 2006-A Trust, the 2010-A Trust and the 2010-B Trust.

“Securitization Basic Documents” means the collective reference to the Bank Securitization Basic Documents, the FFELP Securitization Basic Document and the Private Securitization Basic Documents.

“Securitization Trusts” means that collective reference to the Bank Securitization Trusts, the FFELP Securitization Trusts and the Private Securitization Trusts.

ARTICLE 2

COMPLIANCE WITH REGULATION AB AND EXCHANGE ACT REPORTING REQUIREMENTS

Section 2.1 SEC Filings.

(a) Bank Securitization Trust Filings. From and after the date hereof, and subject to the timely compliance of SLC, the FFELP Subservicer, the Private Subservicer and each their Affiliates with their respective reporting obligations under the applicable Bank Securitization Basic Documents, the Bank shall cause the Depositor to timely file all filings required to be filed by the Depositor under the Exchange Act and Regulation AB and the rules and regulations of the SEC promulgated thereunder relating to any Bank Securitization Basic Document or to any Bank Securitization Trust provided, that any such filing shall be submitted to SLC for its review a reasonable time in advance of filing and shall not be filed without SLC’s consent. The Depositor acknowledges that its obligations under this Section 2.1(a) are subject to the compliance of SLC only to the extent that (i) the relevant report has specifically been requested in writing by the Bank, (ii) the requesting party has made arrangements to generate the applicable report by the time necessary, including through the engagement of third parties if necessary, (iii) the requesting party shall bear all costs of the preparation of the report and (iv) the requesting party has not asked SLC to meet unreasonable timeframes or fulfill unreasonable requests. SLC shall be entitled to rely on the accuracy and completeness of all information contained in any filing furnished to it by the Depositor, the Bank, the FFELP Subservicer or the Private Subservicer, and SLC shall have no obligation to review, comment on or determine the accuracy of the content of any filing or to determine whether the filing is complete or complies with the requirements of the Exchange Act, Regulation AB (or any successor regulation) and the rules and regulations of the SEC promulgated thereunder. Notwithstanding the foregoing, SLC shall be entitled to consult with counsel in connection with any such filing prepared by any party and if it is advised by counsel that the filing prepared by such party is defective or contains a material misstatement or omits to state a material fact, SLC may refuse to execute or permit any such filing without any further liability hereunder. The Bank acknowledges and agrees that except as specifically provided in this paragraph and Section 2.3, SLC will have no further obligations with respect to filings with the SEC relating to the Bank Securitization Trusts.

(b) Private Securitization Trust Filings. From and after the date hereof, the Bank shall cause the Depositor to execute any filings required to be filed by the Depositor under the Exchange Act and Regulation AB and the rules and regulations of the SEC promulgated thereunder relating to any Private Securitization Basic Document or Private Securitization Trust and promptly return such filing to SLC for filing with the SEC; provided, that the preparation of such filings shall be the responsibility of SLC. The Depositor shall be entitled to rely on the accuracy and completeness of all information contained in any filing furnished to it by any Servicing Party in connection with any Private Securitization Basic Document or Private Securitization Trust and shall have no obligation to review, comment on or determine the accuracy of the content of any such filing or to determine whether such filing is complete or complies with the requirements of the Exchange Act, Regulation AB (or any successor regulation) and the rules and regulations of the SEC promulgated thereunder. Notwithstanding the foregoing, the Depositor shall be entitled to consult with counsel in connection with any such filing prepared by any Servicing Party in connection with any Private Securitization Basic Document or Private Securitization Trust and if the Depositor is advised by counsel that such filing prepared by such Servicing Party is defective or contains a material misstatement or omits to state a material fact, the Depositor may refuse to execute any such filing without any further liability hereunder. SLC acknowledges and agrees that except as specifically provided in this paragraph, Depositor will have no further obligations with respect to filings with the SEC relating to the Private Securitization Trusts.

(c) FFELP Securitization Trust Filings. From and after the date hereof, the Bank shall cause the Depositor to execute any filings required to be filed by the Depositor under the Exchange Act and Regulation AB and the rules and regulations of the SEC promulgated thereunder relating to any FFELP Securitization Basic Document or FFELP Securitization Trust, and promptly return such filing to the Subadministrator for filing with the SEC; provided, that that the preparation of such filings shall be the responsibility of the Subadministrator, and no such filings shall be made without the consent of SLC. A copy of any such filings shall be delivered to SLC simultaneously with the delivery thereof to the Depositor or the Bank, as the case may be. The Depositor and SLC shall be entitled to rely on the accuracy and completeness of all information contained in any filing furnished to it by any Servicing Party in connection with any FFELP Securitization Basic Document or FFELP Securitization Trust and shall have no obligation to review, comment on or determine the accuracy of the content of any filing or to determine whether such the filing is complete or complies with the requirements of the Exchange Act, Regulation AB (or any successor regulation) and the rules and regulations of the SEC promulgated thereunder. Notwithstanding the foregoing, each of the Depositor and SLC shall be entitled to consult with counsel in connection with any such filing prepared by any Servicing Party in connection with any FFELP Securitization Basic Document or FFELP Securitization Trust and if the Depositor or SLC, as applicable, is advised by counsel that such filing prepared by such Servicing Party is defective or contains a material misstatement or omits to state a material fact, the Depositor may refuse to execute any such filing or SLC may decline to consent to the filing thereof, as applicable, without any further liability hereunder. The Subadministrator acknowledges and agrees that except as specifically provided in this paragraph, neither the Depositor nor SLC will have any further obligations with respect to filings with the SEC relating to any FFELP Securitization Trust.

Section 2.2 Cooperation; Reasonableness. Each Servicing Party agrees it shall cooperate fully with the Depositor, to deliver to the Depositor any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Depositor, to permit the Depositor to comply with the provisions of Regulation AB and the reporting requirements under the Exchange Act, together with such disclosures relating to such Servicing Party and/or any or the Person that services the Student Loans held in the Trusts on behalf of the Servicing Party and is responsible for the performance (whether directly or through other Persons) of the material servicing functions required to be performed by the Servicing Party, reasonably believed by the Depositor to be necessary to effect such compliance; provided, that, with respect to any statement, report or certification to be delivered by SLC in connection with any Bank Securitization Trust or FFELP Securitization Trust, (a) the Depositor, the Bank or the Subadministrator, as applicable, has requested such statement, report or certification, (b) the Depositor, the Bank or the Subadministrator, as applicable, has made arrangements to generate any such statement, report or certification by the time necessary, including through the engagement of third parties if necessary, (c) the Depositor, the Bank or the Subadministrator, as applicable, shall bear all costs of the preparation of the statement, report or certification and (d) the Depositor, the Bank or the Subadministrator, as applicable, has not asked SLC, to meet unreasonable timeframes or fulfill unreasonable requests. Each Servicing Party acknowledges that interpretations of the requirements of Regulation AB and the reporting requirements of the Exchange Act may change over time, whether due to interpretive guidance provided by the SEC or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB and the Exchange Act.

Section 2.3 Reports. The Private Subservicer, with respect to any Private Securitization Trust or the 2009-A Trust, the FFELP Subservicer, with respect to any FFELP Securitization Trust or the 2010-1 Trust, SLC, with respect to any Private Securitization Trust, FFELP Securitization Trust or Bank Securitization Trust, the Bank, with respect to any Bank Securitization Trust, and the Subadministrator, with respect to any FFELP Securitization Trust, each agrees to provide the Depositor, any report required to be delivered by it to any such Bank Securitization Trust, FFELP Securitization Trust or Private Securitization Trust, as applicable, for the purposes of compliance with Regulation AB or Rules 13a-18 and 15d-18 of the Exchange Act, including, but not limited to:

(a) any report regarding a Servicing Party’s assessment of compliance with the Applicable Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a- 18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB;

(b) any report of a registered public accounting firm reasonably that attests to, and reports on, the assessment of compliance made by a Servicing Party and delivered pursuant to the preceding paragraph;

(c) any annual certification delivered by a Servicing Party to any Person responsible for signing the Sarbanes-Oxley Certification on behalf of a Securitization Trust;

(d) any other report or certificate required to be delivered by it under any Indenture, Administration Agreement, Sub-Administration Agreement, Servicing Agreement, Replacement Subservicing Agreement or Sub-Subservicing Agreement for purposes of compliance with Regulation AB or Rules 13a-18 and 15d-18 of the Exchange Act;

provided, that (i) with respect to any Bank Securitization Trust or FFELP Securitization Trust, SLC’s obligation to provide reports listed in clauses (a) through (d) above is subject to the limitations on its compliance with its reporting obligations set forth in the first proviso in Section 2.1(a) and Section 2.1(c), and SLC shall be entitled to rely on the accuracy and completeness of all information contained in any report furnished to it by the Depositor, the FFELP Subservicer, the Subadministrator, the Bank or the Private Subservicer and shall have no obligation to review, comment or determine the accuracy of the content of any report. Notwithstanding the foregoing, SLC shall be entitled to consult with counsel in connection with any such report prepared by any such party and if it is advised by counsel that the report prepared by such party is defective or contains a material misstatement or omits to state a material fact, SLC may refuse to execute any such report without any further liability hereunder.

Section 2.4 Servicer Compliance Certificate. On or before March 20th of each calendar year, commencing in 2011, each Servicing Party shall deliver to each Trust, with a copy to the Depositor, a statement of compliance addressed to such Trust and signed by an Authorized Officer of the applicable Servicing Party, to the effect that (i) a review of the applicable Servicing Party’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under the Servicing Agreement, Replacement Subservicing Agreement or Sub-Subservicing Agreement, as applicable, relating to such Trust during such period has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, such Servicing Party has fulfilled all of its obligations under such Servicing Agreement, Replacement Subservicing Agreement or Sub-Subservicing Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof, and each Servicer and Subservicer shall facilitate the delivery of any required statement of compliance by any related sub-subservicer; provided, that SLC shall provide such statements of compliance only upon receiving an appropriate certification from (x) with respect to the Bank Securitization Trusts, the Bank, the FFELP Subservicer and the Private Loan Subservicer, as applicable, (y) with respect to the FFELP Securitization Trusts, the Subadministrator and the FFELP Subservicer, as applicable, and (z) with respect to the Private Securitization Trusts, the Private Subservicer, in each case prepared at such party’s own expense, to the same effect as clauses (i), (ii) and (iii) above and providing reasonable detail as to the basis of such certification.

Section 2.5 Appointment of Successor Servicers. In the event of the succession to any Servicing Party by any Person (i) into or with which the Servicing Party may be merged or consolidated, or (ii) which may be appointed as a successor to such Servicing Party, such Servicing Party shall provide to the Depositor at least fifteen (15) calendar days prior to the effective date of such succession or appointment, (x) written notice to the Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably required by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any series or class of notes issued by a Trust; provided, that no such succession shall be permitted unless the successor Servicing Party explicitly assumes the responsibilities of the applicable Servicing Party under this Agreement; provided, further, that the obligations of each Servicing Party under this Agreement shall not terminate unless such an assumption has been entered into by a Person assuming all or substantially all of such Servicing Party’s servicing obligations with respect to the Student Loans in the related Trusts.

Section 2.6 Change in Depositor. In the event of the succession to the Depositor by any Person (i) into or with which the Depositor may be merged or consolidated, or (ii) which may be appointed as a successor to such Depositor, the Depositor shall provide to each Servicing Party at least fifteen (15) calendar days prior to the effective date of such succession or appointment, written notice to the Servicing Party of such succession or appointment; provided, that no such succession shall be permitted unless the successor Depositor explicitly assumes the responsibilities of the Depositor under this Agreement; provided, further, that the obligations of the Depositor under this Agreement shall not terminate unless such an assumption has been entered into by a Person assuming all or substantially all of the Depositor’s obligations hereunder and with respect to the Securitization Basic Documents and Private Securitization Basic Documents.

Section 2.7 Suspension of SEC Reporting. The Subadministrator, with respect to the FFELP Securitization Trusts, SLC with respect to the Private Bank Securitization Trusts and the Bank with respect to the Bank

Securitization Trusts, agrees to prepare and present to the Depositor to file the requisite documents to seek a suspension of reporting requirements under the Exchange Act as soon as practicable once and to the extent permitted under the Exchange Act and each of the parties hereto agrees to cooperate to promptly facilitate such suspension of reporting.

ARTICLE 3

COVENANTS OF THE DEPOSITOR

Section 3.1 Actions Requiring Trust Consent. Unless such action is otherwise permitted hereunder, without the written consent of the Subadministrator, with respect to the FFELP Securitization Trusts, SLC with respect to the Private Securitization Trusts and the Bank with respect to the Bank Securitization Trusts, as applicable, the Depositor will not (nor will it permit any of its agents to):

(a) cancel, terminate, extend, amend, modify or waive (or consent to or approve) any provision of any Bank Securitization Basic Document, FFELP Securitization Basic Document or Private Securitization Basic Document, as applicable;

(b) take or consent to any other action that may impair the rights or obligations or expand the responsibilities of the Servicer, the Seller, the FFELP Subservicer, the Private Subservicer, the Subadministrator, or the applicable Securitization Trust under any Securitization Basic Document to which the Depositor is a party;

(c) effect a new Securitization Transaction, or, except as set forth in Section 3.3 below, amend, modify or waive in any material respect any term of any outstanding FFELP Securitization Basic Document or Private Securitization Basic Document;

(d) acquire any student loans owned by any FFELP Securitization Trust or Private Securitization Trust (other than in connection with a required repurchase);

(e) sell or dispose of any student loans held in any FFELP Securitization Trust or Private Securitization Trust (other than those acquired in connection with a required repurchase); or

(f) terminate any trustee, servicer, subservicer or administrator or similar party under any contract to the extent relation to any Securitization Transaction involving a FFELP Securitization Trust or Private Securitization Trust, except to the extent required under the terms of the applicable FFELP Securitization Basic Documents or Private Securitization Basic Documents, as the case may be.

(g) Merger or Consolidation. The Depositor will not merge or consolidate with, or transfer assets to, any other entity without the prior written consent of SLC and Subadministrator, except that the Depositor shall be able to transfer any education loans or acquired in connection with a required repurchase without such consent. The Bank may assign its ownership interest in the Depositor to any Affiliate without the prior written consent of (but with prior notice to) the other parties hereto; provided, that, (i) the Bank shall remain fully obligated to perform all of its obligations hereunder, and (ii) such Affiliate agrees in writing to all of the terms and conditions set forth in this Agreement and covenants in writing not to further assign such ownership interest in the Depositor to any Person that is not an Affiliate of the Bank.

Section 3.2 Compliance; New Securitizations.

The Depositor shall:

(a) comply in all material respects with the requirements of its Certificate of Incorporation and By-laws and not amend, in any material respect, its Certificate of Incorporation or By-Laws, and maintain its corporate existence and obtain and maintain all permits, licenses and approvals required for the Depositor to operate its business.

(b) comply with all its obligations under this Agreement;

(c) not take any action that will cause any material assumption of fact relating to the Depositor or the transfer of its assets contained in any true sale or nonconsolidation opinion delivered in connection with any Securitization Transactions or any transaction involving a FFELP Securitization Trust or Private Securitization Trust to be untrue;

(d) comply, in all material respects, with all Laws applicable to the Depositor;

(e) not act as a depositor to any new securitization vehicle or, without the prior written consent of the Subadministrator and SLC, enter into any other document or transaction.

Section 3.3 Consultation.

(a) If the Depositor is required or if it is advisable that the Depositor consent to or vote on any actions, amendments, modifications or waivers with respect to any FFELP Securitization Basic Document or Private Securitization Basic Document to which the Depositor is a party, or any other agreement that could materially affect the interests of, or the ability of (i) SLC or any Servicing Party to perform its obligations under any Private Securitization Basic Document, or (ii) the Subadministrator or the FFELP Subservicer or any other Servicing Party to perform its obligations under any FFELP Securitization Basic Document, the Depositor shall consult with and shall consent or vote on such actions, amendments, modifications or waivers as directed by SLC (in the case of a Private Securitization Basic Document) or the Subadministrator, the FFELP Subservicer (in the case of a FFELP Securitization Basic Document) and, if relevant, the applicable Servicing Party; provided, that the Depositor shall be entitled to receive an Opinion of Counsel, reasonably acceptable to the Depositor, the fees and expenses of which shall be paid by SLC (in the case of a Private Securitization Basic Securitization Document) or by the Subadministrator (in the case of a FFELP Securitization Basic Securitization Document), stating that the execution of any such amendment or modification is authorized or permitted by the applicable Private Securitization Basic Documents or FFELP Securitization Basic Document, as applicable (which condition may be satisfied by the addition of the Depositor to any similar Opinion of Counsel being delivered to the applicable trustees).

(b) If SLC is required or if it is advisable that SLC consent to or vote on any actions, amendments, modifications or waivers with respect to any Bank Securitization Basic Document or FFELP Securitization Basic Document to which SLC is a party, or any other agreement that could materially affect the interests of, or the ability of SLC or any Servicing Party to perform its obligations under any Bank Securitization Basic Document or FFELP Securitization Document, SLC shall consult with and shall consent or vote on such actions, amendments, modifications or waivers as directed by, with respect to (i) any Bank Securitization Basic Document, the Bank, or (ii) any FFELP Securitization Document, the Subadministrator; provided, that SLC shall be entitled to receive an Opinion of Counsel, reasonably acceptable to SLC, the fees and expenses of which shall be paid by, with respect to (i) any Securitization Basic Document for a Securitization Trust, the Bank, or (ii) with respect to a FFELP Securitization Basic Document for a FFELP Securitization Trust, the Subadministrator, stating that the execution of any such amendment or modification is authorized or permitted by the applicable Securitization Basic Documents or FFELP Securitization Basic Documents, as applicable (which condition may be satisfied by the addition of SLC to any similar Opinion of Counsel being delivered to the applicable trustees).

(c) If the Depositor or its agent engages in any discussions or negotiations with any Bank Securitization Trust, Private Securitization Trust or FFELP Securitization Trust, any other party to a Bank Securitization Basic Document, a Private Securitization Basic Document, or a FFELP Securitization Basic Document, or their agents or representatives involving the rights, duties or obligations of the parties to the Bank Securitization Basic Documents, the Private Securitization Basic Documents or the FFELP Securitization Basic Documents, or involving the rights, duties or obligations of the Depositor under the Depositor Agreement, the Depositor shall provide the Subadministrator (with respect to a FFELP Securitization Trust or FFELP Securitization Basic

Documents), SLC (with respect to a Private Securitization Trust or Private Securitization Basic Documents) and the Bank (with respect to a Securitization Trust or Bank Securitization Basic Documents), as applicable, with the opportunity to fully participate in such discussions or negotiations.

ARTICLE 4

ASSUMPTION OF DEPOSITOR’S OBLIGATIONS TO REPURCHASE

Section 4.1 Assignment and Assumption.

(a) Effective as of the date hereof, the Depositor hereby assigns to the Participation Seller, and the Participation Seller hereby assumes, the obligations and liabilities of the Depositor pursuant to Section 6 of each FFELP Master Terms Sale Agreement for the each of the FFELP Securitization Trusts.

(b) Effective as of the date hereof, the Depositor hereby assigns to SLC, and SLC hereby assumes, the obligations and liabilities of the Depositor pursuant to Section 6 of each Private Master Terms Sale Agreement for each of the Private Securitization Trusts.

Section 4.2 Notice of Breach.

(a) Each of the Depositor, the Participation Seller and SLC hereby agrees to give notice to each such other party, promptly and in writing, upon the discovery of any breach of the Depositor’s representations and warranties made pursuant to Sections 5(A) and (B) of any FFELP Securitization Master Terms Sale Agreement that has a material adverse effect (individually or in the aggregate) on the holders of notes issued by the related FFELP Securitization Trust.

(b) Each of the Depositor, the Bank and SLC hereby agrees to give notice to each such other party, promptly and in writing, upon the discovery of any breach of the Depositor’s representations and warranties made pursuant to Sections 5(A) and (B) of any Bank Securitization Master Terms Sale Agreement that has a material adverse effect (individually or in the aggregate) on the holders of notes issued by the related Bank Securitization Trust.

(c) Each of the Depositor and SLC hereby agrees to give notice to such other party, promptly and in writing, upon the discovery of any breach of the Depositor’s representations and warranties made pursuant to Sections 5(A) and (B) of the respective Private Securitization Master Terms Sale Agreement for each of the Private Securitization Trusts which has a material adverse effect (individually or in the aggregate) on the holders of notes issued by the related Private Securitization Trust.

ARTICLE 5

TERMINATION

Section 5.1 Termination of Agreement. This Agreement and the respective obligations and responsibilities of SLC, the Bank, the Depositor, the Participation Seller, the Private Subservicer and the FFELP Subservicer under this Agreement shall terminate on the first date on which each Securitization Trust has been dissolved in accordance with its Securitization Basic Documents, Private Securitization Basic Documents, FFELP Securitization Basic Documents, as applicable.

ARTICLE 6

INDEMNIFICATION

Section 6.1 Indemnification of Depositor. The FFELP Subservicer, the Private Subservicer and SLC (each, a “Servicer Indemnifying Party”) hereby agree, for itself alone, to indemnify and hold each of the Depositor and the Bank and each of their officers, directors, agents and advisers (each, a “Depositor Indemnified Party”) harmless from and against any and all costs, damages, liabilities, assessments, judgments, losses, settlements, awards and fees (including reasonable legal fees) (“Losses”) that may be incurred by or asserted or awarded against such Depositor Indemnified Party to the extent arising out of or resulting from each such Servicer Indemnifying Party’s willful misconduct, bad faith or negligence in the performance of its duties and obligations hereunder.

Section 6.2 Indemnification of the FFELP Subservicer, the Private Subservicer and SLC. The Bank (the “Depositor Indemnifying Party”) hereby agrees to indemnify and hold each of the FFELP Subservicer, the Private Subservicer and SLC and each of their officers, directors, agents and advisers (each, a “Servicer Indemnified Party”) harmless from and against any and all Losses that may be incurred by or asserted or awarded against such Servicer Indemnified Party to the extent arising out of or resulting from the Depositor’s or the Depositor Indemnifying Party’s willful misconduct, bad faith or negligence in the performance of its duties and obligations hereunder.

Section 6.3 Indemnification of the Depositor by SLC. SLC hereby agrees to indemnify and hold the Depositor and its officers, directors, agents and advisers harmless from and against any and all Losses that may be incurred by or asserted or awarded against any of them to the extent arising out of or resulting from SLC’s willful misconduct, bad faith or negligence in the fulfillment of its obligations to the Depositor under Section 4.4(a) hereof.

Section 6.4 Indemnification of the Depositor by FFELP Subservicer. The FFELP Subservicer hereby agrees to indemnify and hold the Depositor and its officers, directors, agents and advisers harmless from and against any and all Losses that may be incurred by or asserted or awarded against any of them to the extent arising out of or resulting from the FFELP Subservicer’s willful misconduct, bad faith or negligence in the fulfillment of its obligations to the Depositor under Section 4.4(a) hereof

Section 6.5 Indemnification of SLC by the Bank. The Bank hereby agrees to indemnify and hold SLC and its officers, directors, agents and advisers harmless from and against any and all Losses that may be incurred by or asserted or awarded against any of them to the extent arising out of or resulting from the Bank’s willful misconduct, bad faith or negligence in the fulfillment of its obligations to SLC under Section 4.4(b) hereof.

Section 6.6 Indemnification of SLC by the FFELP Subservicer. The FFELP Subservicer hereby agrees to indemnify and hold SLC and its officers, directors, agents and advisers harmless from and against any and all Losses that may be incurred by or asserted or awarded against any of them to the extent arising out of or resulting from the FFELP Subservicer’s willful misconduct, bad faith or negligence in the fulfillment of its obligations to SLC under Section 4.4(b) hereof.

ARTICLE 7

MISCELLANEOUS PROVISIONS

Section 7.1 Expenses. Each party shall bear its own expenses in connection with the preparation and execution of this Agreement.

Section 7.2 Amendment. This Agreement may be amended by an instrument in writing signed by all parties hereto.

Section 7.3 Captions. The captions used herein are for the convenience of reference only and are not part of this Agreement, and shall in no way be deemed to define, limit, describe or modify the meanings of any provision of this Agreement.

Section 7.4 Nonliability of Directors, Officers and Employees of the Parties. No member of the board of directors or any officer, employee or agent of SLC Student Loan Receivables I, Inc., CSD, The Student Loan Corporation, Citibank, N.A. SLM Education Credit Finance Corporation or Sallie Mae, Inc. shall be personally liable for any obligation incurred under this Agreement.

Section 7.5 Notices. All notices hereunder shall be given by United States certified or registered mail, by facsimile or by other telecommunication device capable of creating written record of such notice and its receipt. Notices hereunder shall be effective when received and shall be addressed to the respective parties hereto at the addresses set forth below, or at such other address as shall be designated by any party hereto in a written notice to each other party pursuant to this Section.

If to SLC, to:

[SLC ADDRESS]

If to the Depositor, to:

[DEPOSITOR ADDRESS]

If to the Private Subservicer, to:

[CSD ADDRESS]

If to the FFELP Subservicer, to:

SALLIE MAE, INC.

12061 Bluemont Way

Reston, VA 20190-5684

Phone:

Fax:

Attention:

If to the Participation Seller, to:

SLM EDUCATION CREDIT FINANCE CORP.

12061 Bluemont Way

Reston, VA 20190-5684

Phone:

Fax:

Attention:

If to the Bank, to:

Citibank, N.A. ADDRESS

Section 7.6 Entire Agreement; Severability. This Agreement constitutes the entire agreement between SLC, the Depositor, the Participation Seller, the FFELP Subservicer, the Private Subservicer, the Subservicers and the Bank. All prior representations, statements, negotiations and undertakings with regard to the subject matter hereof are superseded hereby. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remaining terms and provisions of this Agreement, or the application of such terms or provisions to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

Section 7.7 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 7.8 Submission to Jurisdiction; Service of Process. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York located in the City of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each of SLC, the Depositor, the FFELP Subservicer, the Participation Seller, the Private Subservicer and the Bank hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

Section 7.9 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY RELEASES, WAIVES AND RELINQUISHES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR CAUSE OF ACTION IN WHICH ANY OF THEM ARE PARTIES, WHICH IN ANY WAY (DIRECTLY OR INDIRECTLY) ARISES OUT OF, RESULTS FROM OR RELATES TO ANY OF THE FOLLOWING, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER BASED ON CONTRACT OR TORT OR ANY OTHER LEGAL BASIS: (I) THIS AGREEMENT; (II) ANY PAST, PRESENT OR FUTURE ACT, OMISSION, CONDUCT OR ACTIVITY WITH RESPECT TO THIS AGREEMENT; (III) ANY TRANSACTION, EVENT OR OCCURRENCE CONTEMPLATED BY THIS AGREEMENT; (IV) THE PERFORMANCE OF ANY OBLIGATION OR THE EXERCISE OF ANY RIGHT UNDER THIS AGREEMENT; AND (V) THE ENFORCEMENT OF THIS AGREEMENT. EACH OF THE PARTIES HERETO HEREBY FURTHER AGREES THAT THIS AGREEMENT CONSTITUTES ITS WRITTEN CONSENT THAT TRIAL BY JURY SHALL BE WAIVED IN ANY SUCH CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR OTHER CAUSE OF ACTION AND AGREES THAT EACH OF THEM SHALL HAVE THE RIGHT AT ANY TIME TO FILE THIS AGREEMENT WITH THE CLERK OR JUDGE OF ANY COURT IN WHICH ANY SUCH CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR OTHER CAUSE OF ACTION MAY BE PENDING AS WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY.

Section 7.10 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts (including by facsimile or other electronic means of communication), each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE STUDENT LOAN CORPORATION, as Servicer and as Administrator

By:
Name:
Title:

SLC STUDENT LOAN RECEIVABLES I, INC., as Depositor

By:
Name:
Title:

CITIBANK, N.A., as Indenture Administrator

By:
Name:
Title:

CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION, as Private Subservicer

By:
Name:
Title:

SLM EDUCATION CREDIT FINANCE CORPORATION, as Participation Seller

By:
Name:
Title:

SALLIE MAE, INC. as FFELP Subservicer

By:
Name:
Title:

[Depositor Agreement]

FINAL

EXHIBIT 9.2 TO THE

ASSET PURCHASE AGREEMENT

FORM OF

SELLER SATISFACTION CERTIFICATE

Reference is made to the Asset Purchase Agreement, dated as of September 17, 2010 (the “Agreement”), by and among (i) The Student Loan Corporation, a Delaware corporation, as Seller, Servicer, SPV Administrator and Sponsor; (ii) Citibank, N.A., a national banking association, in its individual capacity and as Depositor Eligible Lender Trustee, Conduit Eligible Lender Trustee, Securitization Eligible Lender Trustee, Omnibus Lender and Indenture Administrator; (iii) Citibank (South Dakota) National Association, a national banking association, as Subservicer, Sub-Subservicer, Custodian and SPV Sub-Administrator; (iv) SLC Student Loan Receivables I, Inc., a Delaware corporation, as Depositor, (v) SLM Corporation, a Delaware corporation, in its individual capacity; (vi) Bull Run 1 LLC, a Delaware limited liability company, as Securitization Buyer and Conduit Buyer; (vii) SLM Education Credit Finance Corporation, a Delaware corporation, as successor Sponsor; and (viii) Sallie Mae, Inc., a Delaware corporation, as successor Subservicer, successor Sub-Administrator and successor SPV Administrator.

Pursuant to Section 8.1(b) and Section 9.2(c) of the Agreement, the Seller hereby certifies, as of the Closing Date, that (i) the conditions set forth in Section 9.2(a) and Section 9.2(b) of the Agreement have been satisfied and (ii) each other condition precedent to the Closing has been waived or satisfied to the satisfaction of the Seller.

The execution and delivery of this Seller Satisfaction Certificate is not intended to affect any party’s rights under any Transaction Agreement after the Closing, including any right to claim that a breach of any representation, warranty or covenant in the Agreement has occurred at any time prior to the Closing.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the undersigned hereby executes this Certificate on behalf of Seller as of the date first set forth above.

THE STUDENT LOAN CORPORATION, as Seller

By:
Name:
Title:

Signature Page for Seller Satisfaction Certificate

FINAL

EXHIBIT 9.3 TO THE

ASSET PURCHASE AGREEMENT

BUYER SATISFACTION CERTIFICATE

Reference is made to the Asset Purchase Agreement, dated as of September 17, 2010 (as the same may be amended from time to time, the “Agreement”), by and among (i) The Student Loan Corporation, as Seller, Servicer, SPV Administrator and Sponsor; (ii) Citibank, N.A., in its individual capacity and as Depositor Eligible Lender Trustee, Conduit Eligible Lender Trustee, Securitization Eligible Lender Trustee, Omnibus Lender and Indenture Administrator; (iii) Citibank (South Dakota) National Association, as Subservicer, Sub-Subservicer, Custodian and SPV Sub-Administrator; (iv) SLC Student Loan Receivables I, Inc., as Depositor; (v) SLM Corporation, in its individual capacity (“Buyer Parent”); (vi) Bull Run 1 LLC, as Securitization Buyer and Conduit Buyer; (vii) SLM Education Credit Finance Corporation, as successor Sponsor; and (viii) Sallie Mae, Inc., as successor Subservicer, successor Sub-Administrator and successor SPV Administrator. Terms used and not defined herein have the meanings set forth in the Agreement.

Pursuant to Sections 8.1(b) and 9.3(c) of the Agreement, the Buyer Parent hereby certifies, as of the Closing Date, that (i) the conditions set forth in Sections 9.3(a) and 9.3(b) of the Agreement have been satisfied and (ii) each other condition precedent to the Closing has been waived or satisfied to the satisfaction of the Buyer Parent.

The execution and delivery of this Buyer Satisfaction Certificate is not intended to affect any party’s rights under any Transaction Agreement after the Closing, including any right to claim that a breach of any representation, warranty or covenant in the Agreement has occurred at any time prior to the Closing.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the undersigned hereby executes this Certificate on behalf of Buyer Parent as of the date first set forth above.

SLM CORPORATION, as Buyer Parent

By:
Name:
Title:

[Buyer Satisfaction Certificate]

EXHIBIT 10.6(B) TO THE

ASSET PURCHASE AGREEMENT

PERSONAL AND CONFIDENTIAL

March 11, 2010

Amended and Restated September 17, 2010

SLM Corporation

12061 Bluemont Way

Reston, Virginia 20190

Attention: Paul Mayer

Re:    Amended and Restated Confidentiality Agreement

Ladies and Gentlemen:

Reference is made to the letter agreement, dated as of March 11, 2010 (the “Existing Letter Agreement”) between SLM Corporation (“you”) and The Student Loan Corporation (the “Company”, and together with you, the “Parties” and each, a “Party”). In connection with that certain Asset Purchase Agreement (the “APA”), dated as of the date hereof, among you, the Company, Citibank, N.A. (“CBNA”), and the other parties named therein, you and the Company have agreed to amend and restate the Existing Confidentiality Agreement as follows:

Each Party has provided and/or may provide to the other Party information relating to the business, operations, financial condition and assets of itself or of its affiliates (each Party, when disclosing such information, being referred to herein as the “Disclosing Party” and when receiving such information, being referred to herein as the “Receiving Party”). As a condition to the receipt of such information and pursuant to the limitations set forth below, each Party shall, and shall cause its Representatives (as defined below) to, as set forth below, treat any information furnished to such Party or its Representatives by or on behalf of the other Party or its Representatives in connection with the Parties’ consideration of the transactions contemplated by the APA (the “Transaction”) which concerns the other Party or any affiliate thereof (whether such information is furnished in writing, orally, electronically or otherwise), whether prior to, on or after the date of this letter agreement (collectively referred to as the “Evaluation Material”), in accordance with the provisions of this letter agreement and take or abstain from taking certain other actions herein set forth.

The term “Evaluation Material” shall include such portions of all reports, notes, memoranda, designs, procedures, techniques, strategies, analyses, compilations, studies, interpretations or other documents or records prepared by the Receiving Party or its Representatives which contain, reflect or are based upon, in whole or in part, the information furnished to the Receiving Party or its Representatives pursuant hereto regardless of whether such information is specifically identified as “confidential” and regardless of whether furnished prior to the date hereof. The term “Evaluation Material” does not include information which (i) was already in the possession of the Receiving Party or its Representatives prior to receipt by or on behalf of the Disclosing Party or its Representatives, (ii) is or becomes generally available to the public other than as a result of a disclosure by the Receiving Party or its Representatives acting in such capacity in violation of this letter agreement, (iii) becomes available to the Receiving Party or its Representatives on a non-confidential basis from a source other than the Disclosing Party or its Representatives acting in such capacity, provided, that such source is not known by the Receiving Party to be bound by a confidentiality agreement with or other obligation of secrecy to the Disclosing Party or its Representatives, with respect to such information or (iv) is independently developed by the Receiving Party or on the Receiving Party’s behalf without use of the Evaluation Material.

Each Party hereby agrees that (a) prior to the execution and delivery of the APA, the Evaluation Material will be used solely for the purpose of evaluating the Transaction, and (b) during the period between the execution and delivery of the APA and the TLA, and the closing of the Transaction (the “Closing”), the Evaluation Material

may also be used in order to perform all actions contemplated by the Transaction Documents. Unless disclosure is made to comply with any law, order, judgment, decree or any rule, regulation, request or inquiry of or by any government, court, administrative or regulatory agency or commission, other governmental or regulatory authority, or any self-regulatory body (including any securities or commodities exchange or the Financial Industry Regulatory Authority) (any of the foregoing, a “Governmental Requirement”), such information will be kept confidential by the Receiving Party and its affiliates and their respective directors, officers, employees, advisors, representatives and consultants (including, but not limited to, financial advisors, accountants and actuaries) (collectively “Representatives”), provided, however, that (i) any of such information may be disclosed to the Receiving Party’s Representatives for the purpose of evaluating the Transaction or to facilitate compliance with the terms of this letter agreement or the terms and conditions of the Transaction Documents, on the basis that such Representatives shall be informed of the confidential nature of such information and shall be directed by the Receiving Party to treat such information confidentially in accordance with the terms of this letter agreement to the same extent as if they were party hereto (in any event, each Party shall be responsible for any breach of this letter agreement by any of its Representatives, and each Party shall use reasonable best efforts to restrain its Representatives from any prohibited or unauthorized disclosure or use of the Evaluation Material), and (ii) any disclosure or use of such information may be made to which the Disclosing Party consents. In the event that disclosure of Evaluation Material by the Receiving Party or its Representatives is made to comply with any Governmental Requirement as described in the foregoing sentence, it is agreed that prior to any such disclosure of such Evaluation Material, the Receiving Party or its Representatives will, unless the Receiving Party is advised by counsel that such action would violate or conflict with applicable law or regulation, provide the Disclosing Party with prompt notice of such Governmental Requirement and the Evaluation Material so required to be disclosed, so that the Disclosing Party or its Representatives may seek an appropriate protective order and/or waive compliance with the provisions of this letter agreement. It is further agreed that if, in the absence of a protective order or in the absence of receipt of a waiver hereunder, the Receiving Party or its Representatives are nonetheless, in the opinion of the Receiving Party’s counsel, compelled by Governmental Requirement to disclose any of such Evaluation Material, the Receiving Party and its Representatives, after notice to the Disclosing Party (unless the Receiving Party is advised by counsel that such notice would violate or conflict with applicable law), may so disclose such Evaluation Material as required pursuant to Governmental Requirement without liability hereunder; provided, however, that the Receiving Party and its Representatives will furnish only that portion of the Evaluation Material which the Receiving Party or its Representatives, in the opinion of the Receiving Party’s counsel, are legally compelled to disclose pursuant to the Governmental Requirement and will exercise reasonable best efforts to cooperate with the Disclosing Party, at the Disclosing Party’s expense, with the Disclosing Party’s efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to the disclosed Evaluation Material. Notwithstanding the foregoing terms of this paragraph, to the extent that any Governmental Requirement to disclose Evaluation Material arises as a result of a breach of this letter agreement by the Receiving Party or its Representatives, the Receiving Party will remain liable for such breach. The provisions of this paragraph shall terminate upon the Closing with respect to all Evaluation Material relating to the Acquired Assets, it being understood that the Receiving Party shall continue to treat all Evaluation Material not relating to the Acquired Assets in accordance with the terms hereof.

In addition, without the prior written consent of the other Party, each Party will not, and will direct its respective Representatives not to, disclose to any person either the fact that Evaluation Material has been made available to the Receiving Party hereunder, that discussions or negotiations have occurred or are taking place concerning the Transaction between you and the Company, or any of the terms, conditions, or other facts with respect to the Transaction between you and the Company, including the status thereof, except to the extent that counsel to such Party shall advise such Party that disclosure is a Governmental Requirement. If such counsel advises that disclosure is a Governmental Requirement, the Party making such disclosure agrees to consult with the other Party prior to making such disclosure to the extent practicable. The provisions of this paragraph shall terminate upon the execution and delivery of the APA.

For a period of one (1) year from March 11, 2010 or (ii) the Closing, neither Party nor any of its affiliates or parent companies who have participated in any of the discussions or diligence regarding the Transaction will, without the written consent of the other Party, directly or indirectly solicit for employment or employ any of the other Party’s or its affiliates’ employees who have participated in discussions or diligence regarding the Transaction or with respect to whom information has been provided in connection with the Transaction; provided, that this paragraph will not restrict a Party or its applicable affiliates from, (i) hiring persons who are referred by search firms or employment agencies or similar entities (so long as such entities have not been instructed to solicit such employees) or persons who respond to a general solicitation or advertisement that is not specifically directed to employees of the Party or its affiliates (and nothing shall prohibit the use of such search firm or employment agency or similar entity or the making of any such solicitation or advertisement) or (ii) hiring persons with whom such Party has had contact regarding possible employment prior to the date of this letter agreement. The provisions of this paragraph shall terminate upon the Closing.

The Receiving Party understands that neither the Disclosing Party nor any of its Representatives has made or makes any representation or warranty as to the accuracy or completeness of the Evaluation Material except as may be set forth in the Transaction Documents (as defined in the APA). The Receiving Party agrees that, except as may be set forth in the Transaction Documents, neither the Disclosing Party nor its Representatives shall have any liability to the Receiving Party or any of its Representatives resulting from the use of the Evaluation Material. If there is any conflict or inconsistency between the terms of this letter agreement and the APA, the terms of the APA shall govern.

You further acknowledge and agree that, prior to the execution and delivery of the APA, the Company and CBNA reserve the right, in their sole discretion, (a) to terminate discussions and negotiations with you at any time and for any reason or no reason, and (b) that the Company and CBNA may establish or change any process or procedures in respect of the Transaction in their sole discretion (including, without limitation, negotiating with any other interested party and entering into a definitive agreement relating to a possible transaction with any other party without prior notice to you or any other person). None of the Company, CBNA or their Representatives shall have any legal, fiduciary or other duty to you or your Representatives with respect to any process for the Transaction unless set forth in a Transaction Document, and none of you or your Representatives are relying on any express or implied representation concerning the manner in which such process will proceed.

The Parties hereby acknowledge that they are aware, and will advise their respective Representatives who are informed as to the matters that are subject of this letter agreement, that portions of the Confidential Information and the existence of, and matters concerning, the Transaction, may constitute material non-public information, and that the United States securities laws generally prohibit any person who has received any material non-public information about an issuer from purchasing or selling securities of the issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

You further agree that, except for any actions permitted to be taken under Section [10.4] of the APA and any exercise of rights under the Voting Agreement (as defined in the APA), for a period of one year following the date hereof (the “Standstill Period”), you will not (and you will ensure that your affiliates (and will use your reasonable efforts to ensure that any person acting on behalf of or in concert with you or any of your affiliates) will not), directly or indirectly, without the prior written consent of the Board of Directors of the Company, (i) acquire, agree to acquire or propose, to acquire any securities of the Company or the assets of the Company or any of its subsidiaries, any warrant or option to purchase such securities or assets, any security convertible into any such securities, any other right to acquire such securities or any bank debt, claims or other obligations of the Company (other than those claims or obligations arising between you and the Company in the ordinary course of business or any other security (other than a voting security of the Company or any security which is convertible into or exchangeable for a voting security of the Company) acquired for investment purposes), (ii) enter, agree to enter, propose, seek or offer to enter into any merger, business combination, recapitalization, restructuring or other extraordinary transaction involving the Company or any of its subsidiaries, (iii) make, or in any way participate or engage in, any solicitation of proxies to vote, or seek to advise or influence any person with respect to the voting of, any voting securities of the Company, (iv) form, join or in any participate in a “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with respect to any voting securities of the Company, (v) call, request the calling or otherwise seek the calling of a special meeting of the shareholders of the Company, (vi) disclose any intention, plan or arrangement prohibited by, or inconsistent with, the foregoing or (vii) advise, assist or encourage or enter into any discussions, negotiations, agreements or arrangements with any other persons (other than CBNA or its affiliates other than the Company) in connection with the foregoing. You further agree that during the Standstill Period you will not (and you will ensure that your affiliates (and will use your reasonable efforts to ensure that any person acting on behalf of or in concert with you or any of your affiliates) will not), directly or indirectly, without the prior written consent of the Board of Directors of the Company, (x) make any request, directly or indirectly, to amend or waive any provision of this paragraph (including this sentence), or (y) take any action that might require the Company to make any public announcement regarding the possibility of a business combination, merger or other type of transaction described in this paragraph. The foregoing notwithstanding, nothing contained in this letter agreement shall prevent you or be construed to prevent you or an affiliate of yours from (i) doing any of the actions listed above in the event that a transaction or arrangement between the Company and you (or any of your affiliates) is recommended by the Board of Directors of the Company and a competing proposal is publicly announced, (ii) entering, agreeing to enter, proposing, seeking or offering to enter into any transaction or series of transactions described above directly with CBNA or any of its affiliates other than the Company or exercising or performing any obligations, rights or agreements in connection or associated therewith, (iii) commencing or consummating a tender offer or exchange offer which includes a non-waivable minimum tender condition requiring that not less than 90% of the Company’s outstanding common stock be validly tendered and not withdrawn pursuant to such offer and consummating a short-form merger following the consummation of any such offer providing for consideration per share in such merger that is not less than the consideration per share paid in any such offer and (iv) complying with applicable law, rule, regulation, any court order, or any order, request, or rule of any government authority, administrative, judicial or regulatory body, or stock exchange in connection with the foregoing (including, for the avoidance of doubt, making any disclosures reasonably required in connection therewith). The Company understands that it is an express condition of yours to agreeing to the provisions of this standstill (the “Standstill”) that any other confidentiality agreement entered into by the Company with a third party in connection with any potential transaction with such third party of a type similar to the Transaction also contain a standstill not materially less favorable to the Company than the foregoing (it being agreed that such requirement will be deemed satisfied notwithstanding the inclusion of exceptions to a standstill permitting ordinary course or similar activities specific to the structure or businesses of the applicable third party). In the event that the Company enters into a confidentiality agreement with any person without such a standstill, then the Company expressly acknowledges and agrees that the foregoing Standstill will be of no further effect and shall be unenforceable against you and your affiliates; provided, that if the Company enters into a confidentiality agreement with a standstill that is materially less favorable to the Company than the foregoing, the Company will notify you of such event (and will provide you with an excerpt of the applicable provision), and the terms of the Standstill set forth herein shall automatically, without any action on the part of either party, be deemed amended to provide you with any such more favorable terms of such other standstill, as applicable.

In the event that either of the Parties determines not to proceed with the Transaction, or upon the written request of the Disclosing Party, the Receiving Party and its Representatives will promptly deliver or destroy (and confirm in writing by an authorized officer the destruction of), at the Receiving Party’s option, all Evaluation Material in its or its Representatives’ possession and will not retain any copies, extracts, or other reproductions in whole or in part of such written material; provided, however, that the Receiving Party may retain copies of such materials to the extent retained pursuant to a Governmental Requirement or maintained confidentially pursuant to internal document retention requirements or internal reporting purposes required by the Receiving Party or its affiliates in connection with the review of the Transaction. The provisions of this paragraph shall terminate upon the execution and delivery of the APA.

The Parties agree that, unless and until a the APA or such other definitive agreement has been executed and delivered, neither you nor the Company will be under any legal obligation of any kind whatsoever with respect to any such possible transaction between you and the Company by virtue of this or any written or oral expression with respect to any such possible transaction except, in the case of this letter agreement, for the matters specifically agreed to herein. The agreement set forth in this letter agreement may be modified or waived, in whole or in part, only by a separate agreement in writing executed by each of you and the Company expressly modifying or waiving such agreement. This Agreement contains the entire agreement of the Parties concerning the subject matter hereof. No failure or delay by any Party in exercising any right, power or privilege under this letter agreement will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege under this letter agreement.

The Receiving Party agrees that the Disclosing Party would be irreparably and immediately harmed in the event of a breach of this letter agreement, that money damages would not be a sufficient remedy therefor and that the Disclosing Party will be entitled to seek specific performance and injunctive relief as remedies for any such breach without proof of actual damages. The Receiving Party agrees to waive, and to use reasonable efforts to cause its Representatives to waive, any requirement for the securing or posting of any bond in connection with such remedy. Such remedies shall not be deemed to be exclusive remedies for a breach of this letter agreement but shall be in addition to all other remedies available at law or equity.

This letter agreement shall inure to the benefit of, and be binding on, the Parties and each of their respective successors and assigns. Any number of counterparts of this letter agreement may be executed by the Parties hereto and any such counterparts may be executed by facsimile. Each such counterpart shall be, and shall be deemed to be, an original instrument, but all such counterparts taken together shall constitute one and the same letter agreement.

Except as expressly provided herein, this letter agreement shall terminate on March 11, 2012; provided, that the confidentiality obligations hereunder with respect to any Evaluation Material retained by the Receiving Party to the extent permitted hereby shall survive for so long as such Evaluation Materials are so retained; provided, further, that provisions of this paragraph shall terminate upon the Closing with respect to all Evaluation Material relating to the Acquired Assets.

This letter agreement supersedes in its entirety the letter Existing Letter Agreement.

This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to its conflicts of laws principles. In the event of any litigation arising hereunder, the Parties agree to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States located in the City of New York, and, if a court of competent jurisdiction determines in a final, non-appealable order that either Party has breached this letter agreement, then such Party will reimburse the other Party for its reasonable costs and expenses incurred in connection with any such litigation. If any term, provision, covenant or restriction of this letter agreement is held by any court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this letter agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

[Signature page follows.]

Very truly yours,

THE STUDENT LOAN CORPORATION

By:
Name:

Confirmed and Agreed to:

SLM CORPORATION

By:

Name:

Date:

[Amended & Restated Confidentiality Letter Agreement]

FINAL

EXHIBIT 12.2 TO THE

ASSET PURCHASE AGREEMENT

FORM OF

BUYER/SELLER RELEASE

This RELEASE, dated as of [                    ], 2010 (this “Release”), is between The Student Loan Corporation, a Delaware corporation (the “Seller”), and SLM Corporation, a Delaware corporation (the “Buyer”). Capitalized terms used without definition in this Release shall have the meanings assigned to them in, or incorporated by reference into, that certain Asset Purchase Agreement, dated as of September 17, 2010, by and among (i) Seller, as Seller, Servicer, SPV Administrator and Sponsor; (ii) Citibank, N.A., in its individual capacity and as Depositor Eligible Lender Trustee, Conduit Eligible Lender Trustee, Securitization Eligible Lender Trustee, Omnibus Lender and Indenture Administrator; (iii) Citibank (South Dakota) National Association, as Subservicer, Sub-Subservicer, Custodian and SPV Sub-Administrator; (iv) SLC Student Loan Receivables I, Inc., as Depositor; (v) Buyer, in its individual capacity; (vi) Bull Run 1 LLC, as Securitization Buyer and Conduit Buyer; (vii) SLM Education Credit Finance Corporation, as successor Sponsor; and (viii) Sallie Mae, Inc., as successor Subservicer, successor Sub-Administrator and successor SPV Administrator (as the same may be amended from time to time, the “Purchase Agreement”).

The parties agrees as follows:

1. Certain Definitions.

“Buyer Claims” means any claim (including any claim for indemnification), demand, lien, liability, debt, right, set-off, trespass, tort, wrong, covenant, action, suit, expense, damage, judgment, order and liability of whatever kind or nature, in law or in equity, under contract, in tort, by statute or otherwise, whether known or unknown, vested or contingent, suspected or unsuspected and whether or not concealed or hidden, that were or could have been asserted in any suit, arbitration or mediation, in any jurisdiction, state, federal or otherwise, under any Law, state, federal or otherwise, arising out of or relating to, in whole or in part, any action, omission, incident, event, fact or circumstance existing or occurring on or prior to the Closing Date and relating to the Acquired Assets, the Securitization Basic Documents, the Other Securitization Basic Documents, the assets, liabilities, business and operations of the Seller and its Subsidiaries, the Transactions, the Related Transactions, the Related Transaction Documents, this Agreement and the Transaction Documents, but excluding the rights of the Releasing Parties solely with respect to the performance by the Seller after the Closing under the terms of Sections 2.1, 4.1, 10.6(c) and 10.7 of the Purchase Agreement and the Sub-Administration Agreements, the Sub-Servicing Agreements and the Depositor Agreement.

“Buyer Parties” means, collectively, Buyer, its Affiliates and its and its Affiliates’ respective predecessors, successors, assigns and parents, together with their respective past, present and future officers, directors, employees, equityholders, representatives, controlling persons, attorneys and agents.

“Seller Claims” means any claim (including any claim for indemnification), demand, lien, liability, debt, right, set-off, trespass, tort, wrong, covenant, action, suit, expense, damage, judgment, order and liability of whatever kind or nature, in law or in equity, under contract, in tort, by statute or otherwise, whether known or unknown, vested or contingent, suspected or unsuspected and whether or not concealed or hidden, that were or could have been asserted in any suit, arbitration or mediation, in any jurisdiction, state, federal or otherwise, under any Law, state, federal or otherwise, arising out of or relating to, in whole or in part, any action, omission, incident, event, fact or circumstance existing or occurring at any time up to and including the Closing Date and relating to the Acquired Assets, the Securitization Basic Documents, the Other Securitization Basic Documents, the assets, liabilities, business and operations of the Seller and its Subsidiaries, the Transactions, the Related Transactions, the Related Transaction Documents, this Agreement and the Transaction Documents, but excluding the rights of the Releasing Parties solely with respect to the performance by the Seller after the Closing under the terms of Sections 2.1, 4.1, 10.6(c) and 10.7 of the Purchase Agreement, the Sub-Administration Agreements, the Sub-Servicing Agreements and the Depositor Agreement.

“Seller Parties” means, collectively, (i) Seller, (ii) each Affiliate of Seller (including Discover Bank and its Affiliates, but expressly excluding Citibank, N.A., (iii) Seller’s and its Affiliates’ respective predecessors, successors, assigns and parents (including Discover Bank and its Affiliates, but expressly excluding Citibank, N.A. and its respective predecessors, successors, assigns and parents) and (iv) each of their respective officers, directors, employees, equityholders, representatives, controlling persons, attorneys and agents (including Discover Bank its Affiliates, but expressly excluding Citibank, N.A.) in their capacities as such.

2. Release by Buyer. Buyer, on its own behalf and on behalf of the Buyer Parties, hereby fully and completely releases and forever discharges the Seller Parties, effective as of the Closing, from any and all Buyer Claims. Buyer agrees that this release is and shall be construed to be a covenant of the Buyer Parties not to sue, instigate, institute, cause to be instituted, assist in instituting or permit to be instituted by, through or on its behalf any legal, equitable or administrative proceedings or to otherwise allege or assert any Buyer Claims against any Seller Party. Buyer acknowledges and agrees that this release shall bar and extinguish any Buyer Claims against any Seller Party whether asserted by, through or under it. The release contained in this Section 2 is a general release and the parties intend and agree that it shall be interpreted, construed and enforced as such.

3. Release by Seller. Seller, on its own behalf and on behalf of the Seller Parties, hereby fully and completely releases and forever discharges the Buyer Parties, effective as of the Closing, from any and all Seller Claims. Seller agrees that this release is and shall be construed to be a covenant of the Seller Parties not to sue, instigate, institute, cause to be instituted, assist in instituting or permit to be instituted by, through or on its behalf any legal, equitable or administrative proceedings or to otherwise allege or assert any Seller Claims against any Buyer Party. Seller acknowledges and agrees that this release shall bar and extinguish any Seller Claims against any Buyer Party whether asserted by, through or under it. The release contained in this Section 3 is a general release and the parties intend and agree that it shall be interpreted, construed and enforced as such.

4. Third Party Beneficiaries. Each of the Buyer Parties and Seller Parties shall be third party beneficiaries of this Release and shall be entitled to enforce the provisions hereof as if it were a party hereto.

5. Governing Law. This Release shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

6. Counterparts. This Release may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument.

[Remainder of page is left intentionally blank.]

IN WITNESS WHEREOF, this Release has been executed and delivered as of the date first written above.

SLM CORPORATION

By:
Name:
Title:

THE STUDENT LOAN CORPORATION

By:
Name:
Title:

[Buyer/Seller Release]

Annex B

EXECUTION COPY

AGREEMENT AND PLAN OF MERGER

by and among

DISCOVER BANK,

ACADEMY ACQUISITION CORP.

and

THE STUDENT LOAN CORPORATION

Dated as of September 17, 2010

B-i

B-ii

B-iii

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of September 17, 2010 (this “Agreement”), by and among Discover Bank, a Delaware banking corporation (“Buyer”), Academy Acquisition Corp., a Delaware corporation and a wholly-owned Subsidiary of Buyer (“Acquisition Sub”), and The Student Loan Corporation, a Delaware corporation (the “Company”).

W I T N E S S E T H

WHEREAS, concurrently with the execution of this Agreement, the Company is entering into an Asset Purchase Agreement, dated as of the date of this Agreement, by and among the Company, Citibank (South Dakota) National Association (“CSD”), SLC Student Loan Receivables I, Inc. (the “Depositor”) and Citibank, N.A., (“CBNA”) (the “CBNA Transaction Agreement”, and the transactions contemplated by the CBNA Transaction Agreement, the “CBNA Transaction”), pursuant to which, immediately prior to the Effective Time, (i) the Company will sell to CBNA the Acquired Assets (as defined in the CBNA Transaction Agreement and defined herein as the “CBNA Purchased Assets”), and (ii) CBNA will assume the Other Business Liabilities;

WHEREAS, concurrently with the execution of this Agreement, the Company is entering into an Asset Purchase Agreement, dated as of the date of this Agreement (the “FFELP Transaction Agreement”, and the transactions contemplated by the FFELP Transaction Agreement, the “FFELP Transaction”), by and among the Company, CBNA, CSD, SLM Corporation (“FFELP Buyer Parent”), Depositor, Bull Run 1 LLC, SLM Education Credit Finance Corporation and Sallie Mae, Inc., pursuant to which, immediately prior to the Effective Time and immediately following the consummation of the CBNA Transaction, (i) the Company will sell to Subsidiaries of FFELP Buyer Parent, the Acquired Assets (as defined in the FFELP Transaction Agreement and defined herein as the “FFELP Purchased Assets”), (ii) the Company and its Affiliates will assign to FFELP Buyer Parent and its Affiliates certain administrative and loan servicing duties and obligations with respect to the interests in the FFELP trust certificates and FFELP loans and (iii) FFELP Buyer Parent will assume the Liabilities to be assumed by the FFELP Buyer Parent and its Affiliates, pursuant to the FFELP Transaction Agreement (collectively, the “FFELP Assumed Liabilities”);

WHEREAS, as of the Effective Time, and immediately after giving effect to the FFELP Transaction and the CBNA Transaction, (i) the Acquired Assets will be the only assets of the Company and its Subsidiaries and (ii) the Retained Liabilities and Excluded Liabilities will be the only Liabilities of the Company and its Subsidiaries;

WHEREAS, the Board of Directors of the Company (upon the recommendation of the Special Committee of the Board of Directors of the Company (the “Special Committee”)) has determined that the Transactions are fair, from a financial point of view, to the stockholders of the Company (other than Citigroup Inc. and its Affiliates);

WHEREAS, in connection with its approval of the Transactions, the Board of Directors of the Company (upon the recommendation of the Special Committee) has (i) determined that the transactions contemplated by this Agreement, the Ancillary Agreements and the Related Transaction Agreements are fair to, and in the best interests of, the stockholders of the Company, (ii) approved and declared advisable the execution, delivery and performance of this Agreement, the Ancillary Agreements and the Related Transaction Agreements and the transactions contemplated hereby and thereby, including the merger of Acquisition Sub with and into the Company (the “Merger”), with the Company continuing as the Surviving Corporation in the Merger, upon the terms and subject to the conditions and limitations set forth herein and in accordance with the General Corporation Law of the State of Delaware (“DGCL”), and (iii) resolved to recommend that the Company’s stockholders adopt this Agreement and approve the Merger and the FFELP Transaction;

WHEREAS, the Boards of Directors of Buyer and Acquisition Sub each have approved and declared advisable this Agreement and the Merger, upon the terms and subject to the conditions and limitations set forth herein and in accordance with the DGCL;

WHEREAS, pursuant to the Merger, each share of common stock, par value $0.01 per share (the “Company Common Stock”), of the Company issued and outstanding immediately prior to the Effective Time (other than shares cancelled pursuant to Section 3.1(a) hereof and the Dissenting Shares) will be converted into the right to receive $30.00 in cash, without interest (the “Merger Consideration”);

WHEREAS, concurrently with the execution of this Agreement, and as a condition to the willingness of Buyer to enter into this Agreement, CBNA is entering into (i) an Indemnification Agreement with Buyer and the Company, a copy of which is attached as Exhibit A hereto (the “Indemnification Agreement”), and (ii) a Voting and Support Agreement with Buyer and FFELP Buyer Parent, a copy of which is attached as Exhibit B hereto (the “Voting and Support Agreement”);

WHEREAS, concurrently with the execution of this Agreement, CBNA, the Company and Buyer are entering into (i) a Separation Agreement (the “Separation Agreement”) and (ii) a Purchase Price Adjustment Agreement, a copy of which is attached as Exhibit C hereto (the “Purchase Price Adjustment Agreement”);

WHEREAS, upon the Closing of the Transactions, CBNA, the Company, Buyer and their applicable Affiliates will enter into (i) a Subservicing Letter Agreement substantially in the form attached as Exhibit D hereto (the “Subservicing Letter Agreement”), relating to certain servicing matters following the Closing, providing, among other things, that Buyer and the Company shall not permit the transfer of the servicing of any Student Loan subject to certain insurance policies without the consent of CBNA, unless certain conditions precedent have been satisfied, including the consent of the applicable insurer under the applicable insurance policy and (ii) a Makewhole Agreement substantially in the form attached as Exhibit E hereto (the “Makewhole Agreement”), pursuant to which CBNA will either purchase Student Loans or compensate the Company for specified losses with respect to Student Loans that were in breach of certain representations or warranties made by the Company when such Student Loans were sold to a Securitization Trust, or that are required to be purchased by the Company because of breaches of servicing obligations under the related servicing agreements; and

WHEREAS, upon the Closing of the Transactions, CBNA, the Company and Buyer will enter into a Transition Services Agreement and a Trademark License Agreement containing the terms set forth in Exhibit F attached hereto (collectively, the “Transition Agreements”), relating to certain services (a) to be provided by CBNA and its Affiliates to the Company, Buyer and their Affiliates and (b) to be provided by the Company to CBNA and its Affiliates, in each case, for a specified period of time following the Closing.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants and subject to the conditions herein contained and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. Defined terms used in this Agreement have the meanings ascribed to them as follows:

“2006-A Trust” shall mean SLC Private Student Loan Trust 2006-A, a Delaware statutory trust.

“2010-A Trust” shall mean SLC Private Student Loan Trust 2010-A, a Delaware statutory trust.

“2010-B Trust” shall mean SLC Private Student Loan Trust 2010-B, a Delaware statutory trust.

“Acquired Assets” shall mean all of the properties and assets of the Company and its Subsidiaries as the same shall exist on the Closing Date, immediately prior to giving effect to the FFELP Transaction Closing and the CBNA Transaction Closing, other than the CBNA Purchased Assets and the FFELP Purchased Assets, including all of the following:

(i)	the Trust Certificates;

(ii)	the Securitization Restricted Cash;

(iii)	the LIBOR/Prime basis swap between the 2006-A Trust and Goldman Mitsui Marine;

(iv)	the accrued interest receivable of the Trust Student Loans;

(v)	the Student Loan Origination Platform;

(vi)	all insurance policies of the Company and its Subsidiaries, including the Student Loan Insurance Policies, the Commercial Insurance Policies and the other insurance policies set forth in Section 1(a) of the Company Disclosure Schedule;

(vii)	all of the assets and properties of the Company and its Subsidiaries relating to underwriting, servicing and administering the Trust Student Loans, including all data, information, books and records required to service and administer the Trust Student Loans;

(viii)	all of the data and information included in the Schedule of Trust Student Loans;

(ix)	all employment records, personnel files and other information relating to the Company Employees;

(x)	all goodwill of the Company and its Subsidiaries;

(xi)	all equipment, systems, furniture and personal property of the Company and its Subsidiaries;

(xii)	the minute books and organizational documents (including the Securitization Basic Documents) of the Company and the Post-Sale Subsidiaries;

(xiii)	all of the Company Permits, including the Company Permits listed in Section 4.6(a) of the Company Disclosure Schedule;

(xiv)	all Copyrights, Patent Rights and Trademarks (and all goodwill associated therewith) of the Company and its Subsidiaries, including (A) those listed or required to be listed in Section 4.13(a) of the Company Disclosure Schedule and (B) the name “The Student Loan Corporation”;

(xv)	all Software of the Company and its Subsidiaries, including the Software listed or required to be listed in Section 4.13(b) of the Company Disclosure Schedule;

(xvi)	all Trade Secrets and other confidential information, including customer data;

(xvii)	all rights, claims or causes of action against third parties relating to the Acquired Assets or the Post-Sale Business; and

(xviii)	all Contracts of the Company and its Subsidiaries, including the Company Material Contracts listed in Section 4.16(a) of the Company Disclosure Schedule.

“Acquisition Sub” shall have the meaning set forth in the Preamble.

“Affiliate” of a specified person, shall mean a person who, directly or indirectly, through one or more intermediaries controls, is controlled by, or is under common control with, such specified person.

“Aggregate Merger Consideration” shall have the meaning set forth in Section 3.2(a).

“Agreement” shall have the meaning set forth in the Preamble.

“Alternate Superior Proposal” shall have the meaning set forth in Section 6.6(i)(iv).

“Ancillary Agreements” shall mean (i) the Indemnification Agreement, the Voting and Support Agreement, the Purchase Price Adjustment Agreement, the Subservicing Letter Agreement, the Makewhole Agreement, the Transition Agreements and the Separation Agreement, (ii) the Sub-Administration Agreements, the Replacement Subservicing Agreements, the Services Agreements, the Amended and Restated Student Loan Purchase Agreement, the Amended and Restated Funding Note Purchase Agreement, the Conduit Replacement Servicing Agreement, the Conduit Replacement Subservicing Agreement, the Depositor Agreement (each as defined in the FFELP Transaction Agreement) and that certain Amended and Restated Confidentiality Agreement, dated as of the date hereof, between the Company and FFELP Buyer Parent and each other closing document to which the Company is or will be a party as set forth in Section 9.4 of the FFELP Transaction Agreement, (iii) the Master Servicing Agreement and the Sub-Administration Agreement (each as defined in the CBNA Transaction Agreement) and each other closing document to which the Company is or will be a party as set forth in Section 7.4 of the CBNA Transaction Agreement and (iv) all other agreements, instruments and documents being or to be executed and delivered by the Company, any Subsidiary of the Company, Buyer or any Affiliate of Buyer under the aforementioned agreements or in connection therewith.

“Approved School” shall mean colleges eligible under title IV, Part B of the Higher Education Act of 1965 and universities that have been approved by the Company’s credit department.

“Benefit Plans” shall have the meaning set forth in Section 4.11(a).

“Bill of Sale” means, with respect to each Securitization Trust, the Bill of Sale entered into between the Company and the Depositor pursuant to which Student Loans are sold from the Company to the Depositor, in accordance with Securitization Master Terms Purchase Agreement for that Securitization Trust.

“Blue Sky Laws” shall mean state securities or “blue sky” laws.

“Book-Entry Shares” shall have the meaning set forth in Section 3.1(b).

“Borrower” means the obligor on a Trust Student Loan.

“Business Day” shall mean any day other than Saturday, Sunday or a day on which banking institutions in New York, New York or Chicago, Illinois are authorized or obligated to be closed.

“Buyer” shall have the meaning set forth in the Preamble.

“Buyer Disclosure Schedule” shall have the meaning set forth in Article V.

“Buyer FSA” shall have the meaning set forth in Section 6.9(f).

“CBNA” shall have the meaning set forth in the Recitals.

“CBNA FSA” shall have the meaning set forth in Section 6.9(f).

“CBNA Purchased Assets” shall have the meaning set forth in the Recitals.

“CBNA Transaction” shall have the meaning set forth in the Recitals.

“CBNA Transaction Agreement” shall have the meaning set forth in the Recitals.

“CBNA Transaction Closing” shall mean the purchase and sale of the CBNA Purchased Assets and the assumption by CBNA of the Excluded Liabilities pursuant to the CBNA Transaction Agreement.

“Certificate of Merger” shall have the meaning set forth in Section 2.3(a).

“Certificates” shall have the meaning set forth in Section 3.1(b).

“Change of Recommendation” shall have the meaning set forth in Section 6.6(d).

“Closing” shall have the meaning set forth in Section 2.2.

“Closing Date” shall have the meaning set forth in Section 2.2.

“Closing Related Transaction Agreements” shall mean the Related Transaction Agreements, other than the FFELP Transaction Agreement and the CBNA Transaction Agreement.

“Code” shall mean the Internal Revenue Code of 1986.

“Commercial Insurance Policy” shall have the meaning set forth in Section 4.17(a).

“Company” shall have the meaning set forth in the Preamble.

“Company Benefit Plans” shall have the meaning set forth in Section 4.11(a).

“Company Charter” shall have the meaning set forth in Section 2.4.

“Company Common Stock” shall have the meaning set forth in the Recitals.

“Company Contract” shall mean any Contract to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective assets or properties are bound.

“Company Disclosure Schedule” shall have the meaning set forth in Article IV.

“Company Employees” shall have the meaning set forth in Section 6.9(b).

“Company Intervening Event” shall have the meaning set forth in Section 6.6(i).

“Company Material Adverse Effect” shall mean any event, change, effect, development, state of facts, condition, circumstance or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the business, assets, operations, results of operations or financial condition of the Post-Sale Company, taken as a whole, other than any event, change, effect, development, state of facts, condition, or circumstance or occurrence resulting from or arising out of: (i) changes in general economic or political conditions or the financial, securities or credit markets in general (but only to the extent the Post-Sale Company is not adversely affected in a disproportionate manner relative to other participants in the student loan industry); (ii) any events, circumstances, changes or effects that affect the student loan industry (but only to the extent the Post-Sale Company is not adversely affected in a disproportionate manner relative to other participants in the student loan industry); (iii) any changes, after the date hereof, in Laws applicable to the Post-Sale Company or any of its properties or assets; (iv) any changes, after the date hereof, in GAAP; (v) any outbreak or escalation of hostilities or war (whether or not declared) or any act of terrorism, or any earthquakes, hurricanes, tornados or other natural disasters (but only to the extent the Post-Sale Company is not adversely affected in a disproportionate manner relative to other participants in the student loan industry); (vi) the announcement of this Agreement, the Ancillary Agreements, the Related Transaction Agreements and the Transactions; (vii) any change in the trading price of Company Common Stock or the failure by the Company or its Subsidiaries to meet any internal or published projections, forecasts or estimates for any period (it being understood that the event, change, effect, development, state of facts, condition, circumstance or occurrence underlying such change or failure that is not otherwise excluded from the definition of Company Material Adverse Effect may be taken into account in determining whether there has been or would reasonably be expected to be a Company Material Adverse Effect); and (viii) any action taken as required by this Agreement, provided that, when used (A) to qualify any representation or warranty of the Company set forth in Article IV (other than Section 4.9) and (B) in the conditions to the obligations of Buyer set forth in Section 7.2(a)(i) – (iii), “Company Material Adverse Effect” shall be read without giving effect to this clause (viii) to the extent that (x) the required action relates to the obligation of the Company under Section 6.1 or (y) the action would result in a breach of the representations set forth in Section 4.5 or Section 4.17(c).

“Company Material Contracts” shall have the meaning set forth in Section 4.16(a).

“Company Permits” shall have the meaning set forth in the Section 4.6(a).

“Company Preferred Stock” shall have the meaning set forth in Section 4.3(a).

“Company Recommendation” shall have the meaning set forth in Section 6.3.

“Company SEC Documents” shall have the meaning set forth in Section 4.7(a).

“Company Termination Fee” shall mean any fee payable by the Company to Buyer pursuant to Section 8.3(a), 8.3(b), 8.3(c), 8.3(d) or 8.3(e).

“Competing Proposal” shall have the meaning set forth in Section 6.6(i).

“Confidentiality Agreement” shall mean the confidentiality agreement dated April 27, 2010, between Buyer and the Company.

“Contract” shall mean any contract, indenture, deed of trust, note, bond, mortgage, guarantee, lease, sublease, license, sublicense, commitment, obligation, understanding, arrangement, instrument or other agreement (whether written or oral).

“control” (including the terms “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

“Copyrights” shall mean United States and non-U.S. copyrights and mask works (as defined in 17 U.S.C. §901), whether registered or unregistered, and pending applications to register the same.

“CSD” shall have the meaning set forth in the Recitals.

“Cut-Off Date” shall mean the last day of the month immediately preceding the month in which the Closing takes place.

“Delinquent” means, for any Student Loan, the period in which any payment of principal or interest due on such Student Loan is overdue (after giving effect to all grace, forbearance and deferment periods).

“Depositor” shall have the meaning set forth in the Recitals.

“DGCL” shall have the meaning set forth in the Recitals.

“Dissenting Shares” shall have the meaning set forth in Section 3.4.

“Effective Time” shall have the meaning set forth in Section 2.3(a).

“ERISA” shall mean the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” shall have the meaning set forth in Section 4.11(c).

“Evaluation Material” shall have the meaning set forth in Section 6.5(b).

“Exchange Act” shall mean the Securities Exchange Act of 1934.

“Exchange Fund” shall have the meaning set forth in Section 3.2(a).

“Excluded Liabilities” shall mean all Liabilities of the Company and its Subsidiaries, other than the Retained Liabilities.

“FFELP” shall mean the U.S. Federal Family Education Loan Program.

“FFELP Assumed Liabilities” shall have the meaning set forth in the Recitals.

“FFELP Buyer Parent” shall have the meaning set forth in the Recitals.

“FFELP Purchased Assets” shall have the meaning set forth in the Recitals.

“FFELP Transaction” shall have the meaning set forth in the Recitals.

“FFELP Transaction Agreement” shall have the meaning set forth in the Recitals.

“FFELP Transaction Closing” shall mean the purchase and sale of the FFELP Purchased Assets and the assumption of the FFELP Assumed Liabilities by FFELP Buyer Parent pursuant to the FFELP Transaction Agreement.

“Funding Note Issuer” shall mean SLC Conduit I LLC, a Delaware limited liability company.

“GAAP” shall mean the United States generally accepted accounting principles.

“Governmental Authority” shall mean any United States (federal, state or local) or foreign government, or governmental, regulatory, judicial or administrative authority, agency or commission or self-regulatory organization.

“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Indebtedness” shall mean: (i) any indebtedness for borrowed money; (ii) any obligations evidenced by bonds, debentures, notes or other similar instruments or letters of credit; (iii) any obligations to pay the deferred purchase price of property or services (other than trade accounts payable incurred in the ordinary course of business); (iv) any obligations as lessee under capitalized leases; (v) any indebtedness created or arising under any conditional sale or other title retention agreement with respect to acquired property; (vi) any reimbursement, payment or similar obligations, contingent or otherwise, under acceptance credit, letters of credit or similar facilities; (vii) any obligations under interest rate swap, hedging or similar agreements; and (viii) all indebtedness and other obligations referred to in clauses (i) through (vii) above secured by any Lien upon or in property of the Post-Sale Company, or which is guaranteed by the Post-Sale Company or for which the Post-Sale Company is contingently liable.

“Indemnification Agreement” shall have the meaning set forth in the Recitals.

“Intellectual Property” shall mean Copyrights, Patent Rights, Trademarks and Trade Secrets.

“IRS” shall mean the Internal Revenue Service.

“IT Assets” shall mean the computers, servers, workstations, routers, hubs, switches, data communications lines and all other tangible information technology equipment and Software owned by the Company and its Subsidiaries and used in connection with the business of the Company and its Subsidiaries.

“knowledge” shall mean the actual knowledge after reasonable investigation of the employees of the Company and Buyer set forth on Section 1(b) of the Company Disclosure Schedule and Section 1 of the Buyer Disclosure Schedule, respectively.

“Law” shall mean any and all domestic (federal, state or local) or foreign laws, statutes, rules, regulations, codes, ordinances, requirements or Orders issued or imposed by any Governmental Authority or common law.

“Leased Real Property” shall have the meaning set forth in Section 4.15(a).

“Liability” shall mean any debt, liability, commitment or obligation of any kind or nature (whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, direct or indirect, primary or secondary, liquidated or unliquidated or due or to become due), including any liability for Taxes.

“Lien” shall mean liens, claims, adverse claims, judgments, mortgages, hypothecations, pledges, security interests, charges, equitable interests, easements, conditional sale or other title retention agreements, rights of first refusal, options, restrictions (including any restrictions on use, voting, transfer, alienation, receipt of income or exercise of any other attribute of ownership) or other encumbrances of any kind.

“Loan File” means, with respect to a Student Loan, the file containing all current, relevant information pertaining to such Student Loan.

“Loan Transmittal Summary Form” means the form attached to a bill of sale with respect to a Securitization Master Terms Purchase Agreement or Securitization Master Terms Sale Agreement, which lists, by Borrower, each Student Loan sold pursuant to such bill of sale.

“Makewhole Agreement” shall have the meaning set forth in the Recitals.

“Merger” shall have the meaning set forth in the Recitals.

“Merger Consideration” shall have the meaning set forth in the Recitals.

“Note” shall mean a note evidencing a Student Loan.

“Notice of a Proposed Change of Recommendation” shall have the meaning set forth in Section 6.6(e).

“Notice of Superior Proposal” shall have the meaning set forth in Section 6.6(e).

“NYSE” shall mean the New York Stock Exchange.

“Omnibus Credit Agreement” shall mean the Amended & Restated Omnibus Credit Agreement, dated as of January 29, 2010, by and among the Company, CBNA and the other parties thereto.

“Order” shall mean any decree, order, writ, judgment, stipulation, award, injunction, temporary restraining order or other order by any Governmental Authority, and shall include any code of conduct or other requirement with which a person voluntarily agrees with a Governmental Authority to comply.

“Other Business Liabilities” shall have the meaning set forth in the CBNA Transaction Agreement.

“Other Securitization Basic Documents” shall mean, with respect to each Other Securitization Trust, the applicable Basic Documents (as defined under the Other Securitization Indenture related to such Other Securitization Trust) and all other documents, agreements, instruments and certificates executed or delivered in connection with the establishment of such Other Securitization Trust or any securitization or other transaction to which it is a party, as the same may be amended or otherwise modified from time to time in accordance with the terms thereof.

“Other Securitization Indenture” shall mean, with respect to each Other Securitization Trust, the indenture or funding note purchase agreement pursuant to which the Other Securitization Trust has issued notes, as amended or supplemented from time to time.

“Other Securitization Trusts” shall mean all issuers of student loan asset-backed notes (including the Funding Note Issuer, the 2004-1 Trust, the 2005-1 Trust, the 2005-2 Trust, the 2005-3 Trust, the 2006-1 Trust, the 2006-2 Trust, the 2007-1 Trust, the 2007-2 Trust, the 2008-1 Trust, the 2008-2 Trust, the 2009-1 Trust, the 2009-2 Trust, the 2009-3 Trust, the 2010-1 Trust and the 2009-A Trust) affiliated with the Company prior to giving effect to the Related Transactions, but excluding the Securitization Trusts.

“Owned Software” shall have the meaning set forth in Section 4.13(g).

“Patent Rights” shall mean the United States and non-U.S. patents, provisional patent applications, patent applications, continuations, continuations-in-part, divisions, reissues, patent disclosures, industrial designs, inventions (whether or not patentable or reduced to practice) and improvements thereto.

“Paying Agent” shall have the meaning set forth in Section 3.2(a).

“Payment Cutoff Date” shall mean, with respect to a Securitization Trust, a “Payment Cutoff Date” as defined in the related Securitization Master Terms Purchase Agreement.

“Permitted Change of Recommendation” shall have the meaning set forth in Section 6.6(e).

“Permitted Lien” shall mean any (i) Lien for Taxes not yet due, that is being contested in good faith or for which adequate accruals or reserves have been established in accordance with GAAP, (ii) such non-monetary Liens or other imperfections of title on real property, if any, that do not, individually or in the aggregate, materially adversely affect title to, materially detract from the value of, or materially impair the existing use of, the property affected by such Lien or imperfection, (iii) Liens imposed or promulgated by Laws with respect to real property and improvements, including zoning regulations, (iv) Liens disclosed on existing title reports or existing surveys (in either case copies of which title reports and surveys have been delivered or made available to Buyer prior to the date hereof) and (v) mechanics’, carriers’, workmen’s, repairmen’s and similar Liens, incurred in the ordinary course of business for sums not yet due and payable.

“person” shall mean an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a Governmental Authority or a Rating Agency.

“Post-Sale Business” shall mean the business of (i) servicing and administering the Trust Student Loans, (ii) serving as master servicer and master administrator under the Other Securitization Basic Documents relating to the FFELP Purchased Assets and the CBNA Purchased Assets, (iii) marketing, underwriting, originating, owning, selling, servicing, administering and collecting Student Loans, (iv) providing services pursuant to any of the Ancillary Agreements and (v) engaging in ancillary activities relating thereto.

“Post-Sale Company” shall mean the Company and its Subsidiaries after giving effect to (i) the CBNA Transaction, including the purchase and sale of the CBNA Purchased Assets and the assumption of the Excluded Liabilities by CBNA pursuant to the CBNA Transaction Agreement and (ii) the FFELP Transaction, including the purchase and sale of the FFELP Purchased Assets and the assumption of the FFELP Assumed Liabilities by FFELP Buyer Parent pursuant to the FFELP Transaction Agreement.

“Post-Sale Subsidiary” shall mean any Subsidiary of the Company that will be a Subsidiary of the Post-Sale Company.

“Principal Balance” shall mean, with respect to a Student Loan, the outstanding principal balance of such student loan, plus accrued interest expected to be capitalized (if any), as of a specified date.

“Proceeding” shall have the meaning set forth in Section 4.10.

“Proxy Materials” shall have the meaning set forth in Section 6.3.

“Proxy Statement” shall have the meaning set forth in Section 6.2(a).

“Purchase Agreement” means, with respect to a Securitization Trust, the Purchase Agreement entered into between the Company and the Depositor pursuant to which Student Loans are sold from the Company to the Depositor, in accordance with the Securitization Master Terms Purchase Agreement for that Securitization Trust.

“Purchase Price Adjustment Agreement” shall have the meaning set forth in the Recitals.

“Qualifying Transaction” shall mean any transaction contemplated by a Competing Proposal, except that the reference to “15%” in each of clause (A), (B) and (C) of the definition of “Competing Proposal” shall be deemed to be a reference to “50%.” For the avoidance of doubt, neither the purchase and sale of the FFELP Purchased Assets by the FFELP Buyer Parent pursuant to the terms of the FFELP Transaction Agreement nor the purchase and sale of the CBNA Purchased Assets by CBNA pursuant to the terms of the CBNA Transaction Agreement shall be deemed a Competing Proposal so long as neither of such transactions includes any of the Acquired Assets or the capital stock of the Company.

“Rating Agency” shall mean a nationally recognized statistical rating organization or other comparable person rating the Securitization Notes in accordance with the applicable Securitization Indentures.

“Related Party” shall have the meaning set forth in Section 4.18.

“Related Transaction Agreements” shall mean, collectively, (i) the FFELP Transaction Agreement, the Trust Certificates Bill of Sale, the Sub-Servicing agreements, the Securitization Eligible Lender Trust Agreement, the Participation Agreement, the Conduit Bill of Sale, the Conduit Replacement Servicing Agreement, the Amended and Restated Funding Note Purchase Agreement and the Conduit Eligible Lender Trust Agreement (each as defined in the FFELP Transaction Agreement) and each other closing document to which the Company is or will be a party as set forth in Section 9.4 of the FFELP Transaction Agreement, (ii) the CBNA Transaction Agreement and each other closing document to which the Company is or will be a party as set forth in Section 7.4 of the CBNA Transaction Agreement and (iii) all other agreements, instruments and documents being or to be executed and delivered by the Company, any Subsidiary of the Company, FFELP Buyer Parent, any Subsidiary of FFELP Buyer Parent, CBNA or any Subsidiary of CBNA under the aforementioned agreements or in connection therewith.

“Related Transactions” shall mean, collectively, the transactions contemplated by the Related Transaction Agreements.

“Representatives” shall have the meaning set forth in Section 6.5(a).

“Requisite Stockholder Approval” shall mean the affirmative vote of the holders of at least a majority of the outstanding shares of Company Common Stock entitled to vote at the Stockholders’ Meeting adopting this Agreement and approving the Merger and the FFELP Transaction.

“Retained Liabilities“ shall mean the following Liabilities of the Company and the Post-Sale Subsidiaries: (a) Liabilities related to the Acquired Assets, the conduct of the Post-Sale Business or the ownership and operation of the assets and properties of the Post-Sale Company or any of its Affiliates, in each case arising after the Effective Time; (b) Liabilities in respect of the Company Employees arising from any incident, event, fact or circumstance occurring after the Effective Time; (c) the Company’s obligations under this Agreement, the Ancillary Agreements, Section 10.6 of the FFELP Transaction Agreement and Section 8.3 of the CBNA Transaction Agreement, in each case arising after the Effective Time; and (d) all Liabilities and obligations of the Company and the Post-Sale Subsidiaries arising under or to be performed under the Securitization Basic Documents, in each case arising after the Effective Time; provided, however, that in no event shall the Retained Liabilities include:

(i)	the FFELP Assumed Liabilities, the Other Business Liabilities or any Liabilities of the Company and its Subsidiaries relating to the CBNA Purchased Assets or the FFELP Purchased Assets;

(ii)	any Liabilities of the Company and its Subsidiaries relating to, arising out of or resulting from (A) the conduct of the business of the Company or any of its Affiliates or the ownership and operation of the assets and properties of the Company or any of its Affiliates prior to the Effective Time or (B) incidents, events, facts or circumstances existing or occurring on or prior to the Closing Date, including any Liabilities in respect of the Proceedings set forth in Section 4.14 of the Company Disclosure Schedule;

(iii)	any Liabilities of the Company and its Subsidiaries relating to or arising out of any breach of, or default under, any Company Contract by the Company or any of its Subsidiaries or Affiliates occurring on or prior to the Closing Date;

(iv)	any Liabilities of the Company and its Subsidiaries relating to, arising out of or resulting from any violation of Law occurring, or relating to or resulting from incidents, events, facts or circumstances existing or occurring, on or prior to the Closing Date;

(v)	any Liabilities for Taxes of the Company and its Subsidiaries, other than any Taxes for which Buyer is liable pursuant to the Indemnification Agreement;

(vi)	any Liabilities of the Company and its Subsidiaries relating to, resulting from or arising out of claims of infringement or other misappropriation of the Intellectual Property rights of third parties occurring, or relating to or resulting from incidents, events, facts or circumstances existing or occurring, on or prior to the Closing Date;

(vii)	any Indebtedness of the Company or any of its Subsidiaries and any Liabilities with respect thereto (other than the Securitization Notes);

(viii)	any Liabilities relating to any Company Benefit Plan to extent relating to, resulting from or arising out of any incident, event, fact or circumstance existing or occurring on or prior to the Effective Time, including all Liabilities related to the transaction awards payable under the Company Benefit Plans; or

(ix)	except as set forth in Article VII of the Separation Agreement, any Liabilities relating to any current or former employee, director or other service provider of the Company or any of its Affiliates to the extent relating to, resulting from or arising out of any incident, event, fact or circumstance existing or occurring at or prior to the Effective Time, including (A) all Liabilities arising out of or relating to the failure of the Company or any of its Affiliates to file timely any required notice under the WARN Act with respect to employee terminations effected by the Company or any of its Affiliates at or prior to the Effective Time, (B) all Liabilities arising out of or relating to any right, interest or claim of any current or former employees, directors or other service providers of the Company or any of its Affiliates, including any employment, severance, retention or termination Contract (other than any Liabilities to the extent relating to, resulting from or arising out of any incident, event, fact or circumstance occurring following the Effective Time), (C) all Liabilities arising out of or relating to the employment classification practices and policies of the Company or any of its Affiliates prior to the Effective Time, (D) all Liabilities with respect to compensation (including earned base salary, bonuses or other compensation and commissions owed to any current or former officers, directors, employees or consultants of the Company or any of its Affiliates for all services performed up to and including the Closing Date and (E) all Liabilities with respect to any earned, unused planned time-off days earned by, and credited to, Company Employees as of the Closing Date to the extent used by Company Employees.

“Sarbanes-Oxley Act” shall mean the Sarbanes-Oxley Act of 2002.

“Schedule of Trust Student Loans” shall mean the schedule(s), file(s) or data storage disk(s) or tape(s) produced by the Company from its management information system identifying all of the Trust Student Loans and containing data related to such Trust Student Loans, including with respect to each Trust Student Loan, the loan identification number, current loan rate of interest, maturity date, original Principal Balance and Principal Balance and accrued interest as of a specified date and all other information included in the data tape(s), dated March 31, 2010 and dated June 30, 2010, previously delivered to Buyer.

“SEC” shall mean the Securities and Exchange Commission.

“Secretary of State” shall have the meaning set forth in Section 2.3(a).

“Securities Act” shall mean the Securities Act of 1933.

“Securitization Basic Documents” shall mean, with respect to each Securitization Trust, the applicable Basic Documents (as defined under the Securitization Indenture), as the same may be amended or otherwise modified from time to time in accordance with the terms thereof.

“Securitization Closing Date” shall mean, with respect to each Securitization Trust, the applicable closing date under the Securitization Indenture.

“Securitization Cutoff Date” shall mean, with respect to each Securitization Trust, the applicable cutoff date under the Securitization Indenture.

“Securitization Eligible Loan” shall mean a Student Loan offered for sale by the Depositor under the applicable Purchase Agreement, dated as of the Securitization Closing Date, or substituted by the Depositor under any other Purchase Agreement entered into after the Securitization Closing Date, which, as of the Securitization Cutoff Date, or in the case of a Purchase Agreement entered into after the Securitization Closing Date, as of the related purchase date, is current or no more delinquent than permitted under such Purchase

Agreement and which meets the other criteria for an “Eligible Loan” under and as defined in the applicable Securitization Master Terms Purchase Agreement as of the applicable Securitization Cutoff Date, or in the case of any Student Loan substituted pursuant to this Securitization Master Terms Purchase Agreement after the Securitization Closing Date, as of the applicable cutoff date by the Depositor.

“Securitization Indenture” shall mean, with respect to each Securitization Trust, the indenture pursuant to which the Securitization Trust has issued Securitization Notes, as amended or supplemented from time to time.

“Securitization Master Terms Purchase Agreement” shall mean, with respect to each Securitization Trust, the purchase agreement entered into by and between the Company and the Depositor pursuant to which the Student Loans to be deposited into the Securitization Trust are sold from the Company to the Depositor, as the same may be amended or otherwise modified from time to time in accordance with the terms thereof.

“Securitization Master Terms Sale Agreement” shall mean, with respect to each Securitization Trust, the Master Terms Sale Agreement entered into by and between the Depositor and the Securitization Trust pursuant to which Student Loans are sold by the Depositor to the Securitization Trust, as the same may be amended or otherwise modified from time to time in accordance with the terms thereof.

“Securitization Note” shall mean a note issued by the related Securitization Trust.

“Securitization Restricted Cash” shall mean, with respect to each Securitization Trust, all cash and investments held from time to time in any Trust Account (as defined in the applicable Administration Agreement (as defined in the applicable Securitization Indenture)) whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise.

“Securitization Trust” shall mean the 2006-A Trust, the 2010-A Trust or the 2010-B Trust, as the context requires.

“Securitization Trust SEC Documents” shall have the meaning set forth in Section 4.25(e).

“Separation Agreement” shall have the meaning set forth in the Recitals.

“Servicer” shall mean the Company in its capacity as Servicer under each Securitization Servicing Agreement (as defined in the FFELP Transaction Agreement) or under the Conduit Servicing Agreement and the Conduit Supplemental Servicing Agreement (each as defined in the FFELP Transaction Agreement) or under the servicing agreement with respect to the 2009-A Trust, as the context requires, and its permitted successors and assigns in such capacity.

“Services Agreements” means, collectively, with respect to each of the Other Securitization Trusts, each Services Agreement and Administration Services Agreement, effective as of the Closing Date, by and among the Company and CBNA, as service providers, and CSD, as the same may be amended or otherwise modified from time to time in accordance with the terms thereof.

“Signing Related Transaction Agreements” shall mean the FFELP Transaction Agreement and the CBNA Transaction Agreement.

“Software” shall mean computer software programs and software systems, including firmware, middleware, databases, compilations, tool sets, compilers, higher level or “proprietary” languages and related documentation, whether in source code, object code or human readable form.

“Special Committee” shall have the meaning set forth in the Recitals.

“Stockholders’ Meeting” shall have the meaning set forth in Section 6.2(a).

“Student Loan” shall mean private education loans to students and parents of students that are not guaranteed or reinsured under the FFELP or any other federal student aid programs.

“Student Loan Insurance Policies” shall have the meaning set forth in Section 4.17(a).

“Student Loan Origination Platform” shall mean the Company’s and its Subsidiaries’ right, title and interest in and to the Software, IT Assets, systems and other materials directly used in connection with the acquisition and servicing of students loans with respect to the Post-Sale Business, including the following:

(i)	the implementation of the third party application commonly known as Diploma and related code used solely by the Company or any of its Subsidiaries;

(ii)	the implementation of the third party application commonly known as Appworks and related code used solely by the Company or any of its Subsidiaries in connecting systems that are specific to the Appworks interface;

(iii)	the application commonly known as CSRAgent and code used solely by the Company or any of its Subsidiaries in related systems that are specific to the CSRAgent interface;

(iv)	the Internet domain names StudentLoan.com, FAAOnline.com, and EducationalLoanCenter.com, content thereon (excluding any Trademarks owned by an Affiliate of the Company), and underlying code specific to the Company or any of its Subsidiaries for the foregoing websites and related systems that are specific to the foregoing websites’ interfaces;

(v)	training materials, policies, procedures, marketing materials, templates, and other materials specific to the Company or any of its Subsidiaries and used in connection with the acquisition, disbursement and servicing of students loans with respect to the Post-Sale Business;

(vi)	spreadsheets, databases, documents, reports and other materials specific to the Company or any of its Subsidiaries and used in connection with the acquisition, disbursement and servicing of students loans with respect to the Post-Sale Business; and

(vii)	the algorithms, processes and business logic specific to the Company or any of its Subsidiaries.

“Subservicer” shall mean CSD, in its capacity as the subservicer under each Securitization Subservicing Agreement or the Conduit Subservicing Agreement (each as defined in the FFELP Transaction Agreement) or under the subservicing agreement with respect to the 2009-A Trust, as the context requires, and its successors and assigns in such capacity.

“Subservicing Letter Agreement” shall have the meaning set forth in the Recitals.

“Subsidiary” of any person, shall mean any corporation, partnership, joint venture or other legal entity of which such person owns, directly or indirectly, more than 50% of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity, including, in the case of the Company, the Securitization Trusts.

“Superior Proposal” shall have the meaning set forth in Section 6.6(i).

“Superior Proposal Agreement” shall have the meaning set forth in Section 6.6(g).

“Surviving Corporation” shall have the meaning set forth in Section 2.1.

“Tax” or “Taxes” shall mean any federal, state, local or foreign net income, gross income, gross receipts, windfall profit, severance, property, production, sales, use, license, excise, franchise, employment, payroll, withholding, alternative or add-on minimum, ad valorem, value-added, transfer, stamp, or environmental tax (including taxes under Code Section 59A), or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, addition to tax or additional amount imposed by any Governmental Authority.

“Tax Returns” shall mean returns, reports and information statements with respect to Taxes required to be filed with any other taxing authority, domestic or foreign, including consolidated, combined and unitary tax returns.

“Termination Date” shall have the meaning set forth in Section 8.1(b).

“Trademarks” shall mean United States, state and non-U.S. trademarks, service marks, trade names, assumed names, Internet domain names, designs, logos, slogans and general intangibles of like nature, whether registered or unregistered, and pending registrations and applications to register the foregoing.

“Trade Secrets” shall mean trade secrets and confidential ideas, know-how, concepts, methods, processes, formulae, technology, algorithms, models, reports, data, customer lists, supplier lists, mailing lists, business plans and other proprietary information, in each case which derive economic value, actual or potential, from being maintained in confidence.

“Transaction Expenses” shall mean all documented out-of-pocket fees and expenses incurred or paid by or on behalf of Buyer or any Affiliate of Buyer in connection with the Merger or the other transactions contemplated hereby or related to the authorization, preparation, negotiation, execution and performance of this Agreement or the Ancillary Agreements, including all fees and expenses of counsel, investment banking firms, financing sources, accountants, experts and consultants.

“Transactions” shall mean, collectively, (i) the FFELP Transaction, (ii) the CBNA Transaction and (iii) the transactions, including the Merger, contemplated by this Agreement or any of the Ancillary Agreements.

“Transition Agreements” shall have the meaning set forth in the Recitals.

“Trust Certificate” shall mean, with respect to each Securitization Trust, a certificate evidencing a 100% beneficial interest in such Securitization Trust.

“Trust Student Loan” shall mean a Student Loan that has been sold or permissibly transferred to a Securitization Trust by the Depositor, the Servicer or a Subservicer and the beneficial ownership of which is still held by such Securitization Trust on the date specified.

“Voting and Support Agreement” shall have the meaning set forth in the Recitals.

“WARN Act” means, collectively, the Workers Adjustment and Retraining Notification Act and any and all comparable state, local and other Laws.

ARTICLE II

THE MERGER

Section 2.1 The Merger. Upon the terms and subject to the conditions of this Agreement, and in accordance with the DGCL, at the Effective Time, Acquisition Sub shall be merged with and into the Company, whereupon the separate existence of Acquisition Sub shall cease, and the Company shall continue under the name “The Student Loan Corporation” as the surviving corporation (the “Surviving Corporation”), shall become a wholly-owned subsidiary of Buyer and shall continue to be governed by the laws of the State of Delaware.

Section 2.2 Closing. Subject to the satisfaction or, if permissible, waiver of the conditions set forth in Article VII hereof, the closing of the Merger (the “Closing”) will take place at 10:00 a.m., New York time, on the third Business Day after the day on which the last of the conditions required to be satisfied or waived pursuant to Article VII hereof is either satisfied or waived (other than conditions that, by their nature, are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions) at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York, 10036, unless another time, date or place is agreed to in writing by the parties hereto (such date on which the Closing occurs being the “Closing Date”). Subject to the terms and conditions of this Agreement, including Section 6.12, the parties will cooperate to cause the Closing to occur immediately following the closings of each of the FFELP Transaction and the CBNA Transaction. Notwithstanding the foregoing, unless CBNA or one of its Affiliates (other than the Company and its Subsidiaries) confirms to Buyer in writing on or prior to November 15, 2010 that it will provide the human resources services and employee benefit plans and programs contemplated under Article VII of the Separation Agreement, in no event shall the Closing Date occur prior to December 31, 2010.

Section 2.3 Effective Time; Effect.

(a) Concurrently with the Closing, the Company, Buyer and Acquisition Sub shall cause a certificate of merger (the “Certificate of Merger”) with respect to the Merger to be executed and filed with the Secretary of State of the State of Delaware (the “Secretary of State”) as provided under the DGCL. The Merger shall become effective on the date and time at which the Certificate of Merger has been duly filed with the Secretary of State or at such other date and time as is agreed by the parties and specified in the Certificate of Merger, and such date and time is hereinafter referred to as the “Effective Time.”

(b) The Merger shall have the effects specified herein and in the DGCL.

Section 2.4 Certificate of Incorporation and By-Laws. At the Effective Time, the Restated Certificate of Incorporation of the Company, as in effect immediately prior to the Effective Time (the “Company Charter”), shall be amended so that Article FOURTH thereof reads in its entirety as follows: “The total number of shares of capital stock that the Corporation is authorized to issue is 1,000 shares of Common Stock, $0.01 par value.” As so amended, the Company Charter shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended in accordance with applicable Law or the provisions of the Certificate of Incorporation of the Surviving Corporation. At the Effective Time, the by-laws of Acquisition Sub, as in effect immediately prior to the Effective Time, shall become the by-laws of the Surviving Corporation until thereafter amended in accordance with applicable Law or the provisions of the Certificate of Incorporation and by-laws of the Surviving Corporation.

Section 2.5 Board of Directors. Subject to applicable Law, each of the parties hereto shall take all necessary action to ensure that the Board of Directors of the Surviving Corporation effective as of, and immediately following, the Effective Time shall consist of the members of the Board of Directors of Acquisition Sub immediately prior to the Effective Time.

Section 2.6 Officers. From and after the Effective Time, the officers of the Acquisition Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation, until their respective successors are duly elected or appointed and qualified in accordance with applicable Law.

ARTICLE III

EFFECT OF THE MERGER ON CAPITAL STOCK; EXCHANGE OF CERTIFICATES

Section 3.1 Effect on Securities. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Acquisition Sub or the holders of any securities of the Company or Acquisition Sub:

(a) Cancellation of Company Securities. Each share of Company Common Stock held by the Company as treasury stock or held by Buyer or Acquisition Sub immediately prior to the Effective Time shall automatically be cancelled, retired and shall cease to exist, and no consideration or payment shall be delivered in exchange therefor or in respect thereof.

(b) Conversion of Company Securities. Except as otherwise provided in this Agreement, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares cancelled pursuant to Section 3.1(a) hereof and the Dissenting Shares) shall be converted into the right to receive the Merger Consideration. Each share of Company Common Stock to be converted into the right to receive the Merger Consideration as provided in this Section 3.1(b) shall, by virtue of the Merger and without any action on the part of the holders thereof, be automatically cancelled and shall cease to exist and the holders of certificates (the “Certificates”) or book-entry shares (“Book-Entry Shares”) which immediately prior to the Effective Time represented such shares of Company Common Stock shall cease to have any rights with respect to such shares of Company Common Stock other than the right to receive, upon surrender of such Certificates (or affidavits of loss in lieu thereof and in compliance with Section 3.3) or Book-Entry Shares in accordance with Section 3.2 of this Agreement, the Merger Consideration, without interest thereon.

(c) Conversion of Acquisition Sub Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock, par value of $0.01 per share, of Acquisition Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) fully paid share of common stock, par value $0.01 per share, of the Surviving Corporation and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.

(d) Adjustments. Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Effective Time, any change in the number of outstanding shares of Company Common Stock shall occur as a result of a reclassification, recapitalization, stock split (including a reverse stock split), or combination, subdivision, exchange or readjustment of shares, or any stock dividend or stock distribution with a record date during such period, the Merger Consideration shall be equitably adjusted to reflect such change.

Section 3.2 Exchange of Certificates.

(a) Designation of Paying Agent; Deposit of Exchange Fund. Prior to the Effective Time, Buyer shall designate a paying agent (the “Paying Agent”) reasonably acceptable to the Company for the payment of the Merger Consideration as provided in Section 3.1(b). At or immediately following the Effective Time, Buyer shall deposit, or cause to be deposited, with the Paying Agent, for the benefit of holders of shares of Company Common Stock, cash constituting an amount equal to the aggregate Merger Consideration (the “Aggregate Merger Consideration,” and such Aggregate Merger Consideration as deposited with the Paying Agent, the “Exchange Fund”). In the event the Exchange Fund shall be insufficient to make the payments contemplated by Section 3.1(b), Buyer shall promptly deposit, or cause to be deposited, additional funds with the Paying Agent in an amount which is equal to the deficiency in the amount required to make such payment. The Paying Agent shall cause the Exchange Fund to be (i) held for the benefit of the holders of Company Common Stock and (ii) applied promptly to making the payments pursuant to Section 3.2(c) hereof. The Exchange Fund shall not be used for any purpose that is not expressly provided for in this Agreement.

(b) As promptly as practicable following the Effective Time, the Surviving Corporation shall cause the Paying Agent to mail to each holder of record of a Certificate or Book-Entry Share, which immediately prior to the Effective Time represented outstanding shares of Company Common Stock (x) a letter of transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates or Book-Entry Shares, as applicable, shall pass, only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof and in compliance with Section 3.3) or Book-Entry Shares to the Paying Agent and which shall be in the form and have such other provisions as Buyer and the Surviving Corporation may reasonably specify and (y) instructions for use in effecting the surrender of the Certificates or Book-Entry Shares in exchange for the Merger Consideration into which the number of shares of Company Common Stock previously represented by such Certificate or Book-Entry Shares shall have been converted pursuant to this Agreement (which instructions shall provide that at the election of the surrendering holder, Certificates or Book-Entry Shares may be surrendered, and the Merger Consideration in exchange therefor collected, by hand delivery). Until surrendered as contemplated by this Section 3.2, each Certificate or Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive upon surrender the applicable portion of the Aggregate Merger Consideration in cash as contemplated by this Section 3.2, without interest thereon.

(c) Upon surrender of a Certificate (or affidavit of loss in lieu thereof and in compliance with Section 3.3) or Book-Entry Share for cancellation to the Paying Agent, together with a letter of transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Certificate or Book-Entry Share shall be entitled to receive in exchange therefor the Merger Consideration for each share of Company Common Stock formerly represented by such Certificate or Book-Entry Share, to be promptly mailed following the later to occur of (x) the Effective Time or (y) the Paying Agent’s receipt of such Certificate (or affidavit of loss in lieu thereof and in compliance with Section 3.3) or Book-Entry Share, and the Certificate (or affidavit of loss in lieu thereof and in compliance with Section 3.3) or Book-Entry Share so surrendered shall be forthwith cancelled. If the payment of the applicable portion of the Aggregate Merger Consideration is made to a person other than the person in whose name the surrendered Certificate is registered, it shall be a condition of payment that (A) the Certificate so surrendered shall be properly endorsed or shall otherwise be in proper form for transfer and (B) the person requesting such payment shall have paid any transfer and other Taxes required by reason of the payment of the applicable portion of the Aggregate Merger Consideration to a person other than the registered holder of such Certificate surrendered or shall have established to the reasonable satisfaction of the Surviving Corporation that such Tax either has been paid or is not applicable. The Paying Agent shall accept such Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares upon compliance with such reasonable terms and conditions as the Paying Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. No interest shall be paid or accrued for the benefit of holders of the Certificates or Book-Entry Shares on the Merger Consideration payable upon the surrender of the Certificates or Book-Entry Shares.

(d) Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the holders of the Certificates or Book-Entry Shares for twelve (12) months after the Effective Time shall be delivered to the Surviving Corporation, upon demand, and any such holders of shares of Company Common Stock prior to the Merger who have not theretofore complied with this Article III shall thereafter look only to the Surviving Corporation, as general creditors thereof for payment of their claim for Merger Consideration, without interest, to which such holders may be entitled.

(e) No Liability. None of Buyer, Acquisition Sub, the Company, the Surviving Corporation or the Paying Agent shall be liable to any person in respect of any cash held in the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificates or Book-Entry Shares shall not have been surrendered prior to one (1) year after the Effective Time (or immediately prior to such earlier date on which any cash in respect of such Certificate or Book-Entry Share would otherwise escheat to, or become the property of, any Governmental Authority), any such cash in respect of such Certificate or Book-Entry Share shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled thereto.

(f) Investment of Exchange Fund. The Paying Agent shall, if directed by Buyer or, after the Effective Time, the Surviving Corporation, invest any cash included in the Exchange Fund as so directed; provided that (i) no such investment shall relieve Buyer or the Paying Agent from making the payments required by this Article III, and following any losses that result in the amount of cash in the Exchange Fund to be insufficient to make the remaining payments contemplated to be paid by the Paying Agent from the Exchange Fund pursuant to this Agreement, Buyer shall promptly provide additional funds to the Paying Agent for the benefit of the holders of Company Common Stock in the amount of such deficiency, and (ii) such investments shall be in (A) short-term obligations of the United States of America with maturities of no more than thirty (30) days or guaranteed by the United States of America and backed by the full faith and credit of the United States of America, (B) commercial paper obligations rated A-1 or P-1 or better by Moody’s Investor Service, Inc. or Standard & Poor’s, respectively or (C) money market funds substantially all the assets of which are comprised of investments in the obligations described in clauses (A) and (B). Any interest or income produced by such investments shall be payable to the Surviving Corporation.

Section 3.3 Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent shall pay in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to which the holder thereof is entitled pursuant to this Article III.

Section 3.4 Dissenting Shares. Notwithstanding anything herein to the contrary, to the extent that holders of Company Common Stock are entitled to appraisal rights under Section 262 of the DGCL, shares of Company Common Stock issued and outstanding immediately prior to the Effective Time and held by a holder who has properly exercised and perfected his or her demand for appraisal rights under Section 262 of the DGCL (the “Dissenting Shares”), shall not be converted into the right to receive the Merger Consideration, but the holders of such Dissenting Shares shall be entitled to receive such consideration as shall be determined pursuant to Section 262 of the DGCL; provided, however, that if any such holder shall have failed to timely perfect or shall have effectively withdrawn or lost his or her right to appraisal under the DGCL, such holder’s shares of Company Common Stock shall thereupon be deemed to have been converted as of the Effective Time into the right to receive the Merger Consideration, without any interest thereon, and such shares shall not be deemed to be Dissenting Shares. At the Effective Time, any holder of Dissenting Shares shall cease to have any rights with respect thereto, except the rights provided in Section 262 of the DGCL and as provided in this Section 3.4. The Company shall give Buyer and Acquisition Sub prompt notice of any demands received by the Company for appraisal of shares of Company Common Stock, and Buyer and Acquisition Sub shall have the right to participate in all negotiations and proceedings with respect to such demands except as required by applicable Law. The Company shall not, except with the prior written consent of Buyer, make any payment with respect to any demands for fair value for Dissenting Shares or offer to settle, settle or negotiate in respect of any such demands.

Section 3.5 Transfers; No Further Ownership Rights. After the Effective Time, the stock transfer books of the Company or the Surviving Corporation will be closed, and there shall be no registration of transfers on the stock transfer books of the Company or the Surviving Corporation of shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If Certificates or Book-Entry Shares are presented to the Surviving Corporation for transfer following the Effective Time, they shall be cancelled against delivery of the Merger Consideration, as provided for in Section 3.1(c) hereof, for each share of Company Common Stock formerly represented by such Certificates or Book-Entry Shares.

Section 3.6 Withholding. Each of the Paying Agent, the Company, Buyer and the Surviving Corporation shall be entitled to deduct and withhold from the payments otherwise payable pursuant to this Agreement to any holder of Company Common Stock such amounts as it is respectively required to deduct and withhold with respect to the making of such payment under the Code and the rules and regulations promulgated thereunder, or any provision of state, local or foreign Tax Law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Company Common Stock in respect of which such deduction and withholding was made.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except: (i) as disclosed in any Company SEC Document filed prior to the date hereof (excluding (A) risk factor disclosures contained under the heading “Risk Factors” (other than any historical information included therein), (B) any disclosure of risks included in any “Forward-looking statements” disclaimers and (C) any other statements included in such Company SEC Documents to the extent that such disclosures are predictive or forward-looking in nature); provided, however, that any disclosures in the Company SEC Documents that are the subject of this clause (i) shall be deemed to qualify a representation or warranty only if the relevance of such disclosure to such representation or warranty is reasonably apparent on the face of such disclosure; provided, further, that the disclosures in the Company SEC Documents shall not be deemed to qualify any representations or warranties made in Section 4.3; or (ii) as disclosed in any section of the separate disclosure schedule which has been delivered by the Company to Buyer immediately prior to the execution of this Agreement (the “Company Disclosure Schedule”), which Company Disclosure Schedule shall be arranged in numbered and lettered sections corresponding to the numbered and lettered sections contained in this Article IV (it being agreed that the disclosure of any item in any section of the Company Disclosure Schedule shall also be deemed to be disclosed with respect to any other section of the Company Disclosure Schedule to which the relevance of such item is reasonably apparent on the face of such disclosure), the Company hereby represents and warrants to Buyer and Acquisition Sub as follows:

Section 4.1 Organization and Qualification. Each of the Company and its Subsidiaries is a corporation or other legal entity duly organized or formed, validly existing and in good standing under the laws of its jurisdiction of organization or formation and has the requisite corporate or other legal entity power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of the Company and its Subsidiaries is duly qualified or licensed as a foreign corporation or other legal entity to do business, and is in good standing, in each jurisdiction in which the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing as would not have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.2 Certificate of Incorporation and By-Laws. The Company has made available to Buyer a complete and correct copy of the Company Charter and the by-laws of the Company, and the comparable organizational documents of each Subsidiary of the Company, in each case as amended to date.

Section 4.3 Capitalization; Subsidiaries.

(a) The authorized capital stock of the Company consists of 50,000,000 shares of Company Common Stock and 10,000,000 shares of the Company’s preferred stock, par value $0.01 per share (the “Company Preferred Stock”). Twenty million shares of Company Common Stock are issued and outstanding and no shares of Company Preferred Stock are issued and outstanding. No shares of Company Common Stock are held by the Company in its treasury. All outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable and not subject to, and were not issued in violation of, any preemptive rights.

(b) Section 4.3(b) of the Company Disclosure Schedule sets forth a complete and correct list of each Subsidiary of the Company, together with the jurisdiction of organization and percentage of outstanding equity or voting interests owned by the Company. All outstanding shares of capital stock of the Subsidiaries of the Company are duly authorized, validly issued, fully paid and non-assessable and not subject to, and were not issued in violation of, any preemptive rights and are owned of record and beneficially by the Company free and clear of any Liens.

(c) Except as set forth in Section 4.3(c) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries owns any shares of capital stock or other equity or voting interests in (including any securities exercisable or exchangeable for or convertible into capital stock or other equity or voting interests in) any other person (other than equity or debt securities held as investments in the ordinary course of business which are not, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole).

(d) There are no outstanding subscriptions, options, warrants, calls, convertible securities, phantom stock rights, stock appreciation rights, stock-based performance units or other similar rights, agreements, commitments or Contracts of any kind to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound obligating the Company or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of, or other equity or voting interests in, or securities convertible into, or exchangeable or exercisable for, shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries or obligating the Company or any of its Subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, unit, agreement, commitment or Contract.

Section 4.4 Authority Relative to Agreement.

(a) The Company has all necessary corporate power and authority to execute and deliver this Agreement, the Ancillary Agreements and the Related Transaction Agreements, to perform its obligations hereunder and thereunder and to consummate the Merger, the Related Transactions and the other transactions contemplated by this Agreement, the Ancillary Agreements and the Related Transaction Agreements, subject in the case of the Merger and the FFELP Transaction to receipt of the Requisite Stockholder Approval. The execution and delivery of this Agreement, the Ancillary Agreements and the Related Transaction Agreements by the Company and the consummation by the Company of the Merger, the Related Transactions and the other transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement, the Ancillary Agreements and the Related Transaction Agreements or to consummate the Merger, the Related Transactions and the other transactions contemplated hereby and thereby (other than, with respect to the Merger and the FFELP Transaction, the receipt of the Requisite Stockholder Approval, and with respect to the Merger, the filing of the Certificate of Merger with the Secretary of State). This Agreement, the Ancillary Agreements and the Related Transaction Agreements have been (or at the time of the Closing, will be) duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Buyer and Acquisition Sub, this Agreement and the Ancillary Agreements constitute (or, at the time of Closing, will constitute), and, assuming the due authorization, execution and delivery by each of the other parties thereto, the Related Transaction Agreements constitute (or, at the time of Closing, will constitute), legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles).

(b) In connection with its approval of the Transactions, the Board of Directors of the Company (upon the recommendation of the Special Committee), at a meeting duly called and held, has unanimously (i) approved and adopted this Agreement, the Ancillary Agreements and the Related Transaction Agreements and approved the Merger, the Related Transactions and the other transactions contemplated hereby and thereby, (ii) determined that the Merger and the Related Transactions are advisable and fair to and in the best interests of, the stockholders of the Company and (iii) resolved to submit this Agreement and the FFELP Transaction Agreement to the stockholders of the Company for approval, file the Proxy Statement with the SEC and, subject to Section 6.6 hereof, make the Company Recommendation.

Section 4.5 No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement, the Ancillary Agreements and the Related Transaction Agreements by the Company do not and will not, the performance of this Agreement, the Ancillary Agreements and the Related Transaction Agreements by the Company will not, and the consummation by the Company of the Merger, the Related Transactions and the other transactions contemplated by this Agreement, the Ancillary Agreements and the Related Transaction Agreements will not, with or without notice or lapse of time, or both, (i) conflict with or violate the restated certificate of incorporation or by-laws (or equivalent organizational documents) of the Company or any of its Subsidiaries, (ii) conflict with or violate any Law applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, (iii) result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of consent, termination, amendment, modification, acceleration, cancellation of, or any right of acceleration or cancellation or modification of any benefit or obligation under, or right to challenge (A) any Securitization Basic Document or Other Securitization Basic Document or (B) any other Company Contract or (iv) result in the creation of a Lien, other than any Permitted Lien, on any property or asset of the Company or any of its Subsidiaries, other than, in the case of clauses (ii), (iii) and (iv) hereof, any such conflict, violation, breach, default, termination, amendment, acceleration, cancellation or Lien that has not had and would not have, individually or in the aggregate, a Company Material Adverse Effect or that would not reasonably be expected to materially impair the ability of the Company or any of its Subsidiaries to perform any of their obligations under this Agreement, the Ancillary Agreements or the Related Transaction Agreements or prevent or unreasonably delay the consummation of the Transactions.

(b) The execution and delivery of this Agreement, the Ancillary Agreements and the Related Transaction Agreements by the Company do not, and at the time of the Closing, will not, the performance of this Agreement, the Ancillary Agreements and the Related Transaction Agreements by the Company will not, and the consummation by the Company of the Merger, the Related Transactions and the other transactions contemplated by this Agreement, the Ancillary Agreements and the Related Transaction Agreements will not, require any consent, approval, authorization, waiver or permit of, or filing or registration with or notification to, any Governmental Authority or any other person, including any trustee, any holder of, or holder of a beneficial interest in, note issued under a Securitization Indenture or any Rating Agency, except for applicable requirements of the Exchange Act, Blue Sky Laws, the HSR Act, any applicable non-U.S. competition, antitrust or investment Laws, filing and recordation of appropriate merger documents as required by the DGCL and except where failure to obtain such consents, approvals, authorizations, waivers or permits, or to make such filings or notifications, has not had and would not have, individually or in the aggregate, a Company Material Adverse Effect or would not reasonably be expected to materially impair the ability of the Company or any of its Subsidiaries to perform any of their obligations under this Agreement, the Ancillary Agreements or the Related Transaction Agreements or prevent or unreasonably delay the consummation of the Transactions.

Section 4.6 Compliance with Laws.

(a) The Post-Sale Company and the Post-Sale Subsidiaries are in possession of all authorizations, licenses, permits, franchises, exemptions, orders, approvals and certificates necessary for the Post-Sale Company and the Post-Sale Subsidiaries to own, lease or operate their properties and assets and to carry on their businesses as they are now being conducted (the “Company Permits”), and no suspension or cancellation of any of the Company Permits is pending or, to the knowledge of the Company, threatened, except where the failure to be in possession of, or the suspension or cancellation of, any of the Company Permits has not had and would not have, individually or in the aggregate, a Company Material Adverse Effect. Section 4.6(a) of the Company Disclosure Schedule sets forth a true and complete list of the material Company Permits. None of the Post-Sale Company or any of the Post-Sale Subsidiaries is or has been in default or violation of (i) any Laws applicable to the Post-Sale Company or any of the Post-Sale Subsidiaries or by which any property or asset of the Post-Sale Company or any of the Post-Sale Subsidiaries is bound or affected or (ii) the Company Permits, except, in each case, for any such defaults or violations that have not had and would not have, individually or in the aggregate, a Company Material Adverse Effect. Except as would not have, individually or in the aggregate, a Company Material Adverse Effect, none of the Company Permits will be subject to revocation, withdrawal, suspension, termination, non-renewal or modification as a result of the execution and delivery of this Agreement, the Ancillary Agreements or the Related Transaction Agreements or the consummation of the Transactions.

(b) With respect to each state or jurisdiction therein in which the Company or any of its Affiliates undertakes origination activities of Student Loans, the Company or such Affiliate is and has been in compliance in all material respects with such state’s or jurisdiction’s (as applicable) Laws, settlement agreements and other standards and procedures, including those promulgated by agencies or officers thereof, applicable to it and pertaining to the conduct of participants in the student loan industry, including any applicable voluntary code of conduct, to the extent the Company or any such Affiliate has assented thereto.

(c) Neither the Company nor any of its Subsidiaries, nor any of their respective agents, officers or employees, is or has been in violation in any respect of any Laws or Orders applicable to the Trust Student Loans, including all Laws applicable to the marketing, origination, ownership, sale, servicing and collection of the Trust Student Loans and the Company’s business, except for such violation that has not had and would not have, individually or in the aggregate, a Company Material Adverse Effect. The servicing and collection practices used by the Company and its Subsidiaries with respect to the Trust Student Loans are and have been compliant with applicable Law and have met customary standards and practices utilized by similar student lenders in their servicing businesses, except for such non-compliance that has not had and would not have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.7 Company SEC Documents; Undisclosed Liabilities.

(a) The Company has filed with the SEC all forms, documents, reports, schedules and statements required to be filed or furnished with the SEC since December 31, 2009, together with any amendments, restatements or supplements thereto (the “Company SEC Documents”). As of their respective dates, or, if amended or restated, as of the date of the last such amendment or applicable subsequent filing prior to the date of this Agreement, each of the Company SEC Documents complied, and each of the Company SEC Documents to be filed subsequent to the date hereof will comply, in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the applicable rules and regulations promulgated thereunder, and none of the Company SEC Documents at the time they were filed, or will be filed, as the case may be, or, if amended or restated, as of the date of the last such amendment or applicable subsequent filing prior to the date of this Agreement, contained, or will contain, any untrue statement of a material fact or omitted, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, or are to be made, not misleading.

(b) The consolidated financial statements (giving effect to any amendments, restatements or supplements thereto filed prior to the date of this Agreement, and including all related notes and schedules) of the Company included in the Company SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as at the respective dates thereof and their consolidated results of operations and consolidated cash flows for the respective periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein including the notes thereto) in conformity with GAAP (except, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto). The books and records of the Company and its Subsidiaries are true and complete, have been maintained in accordance with sound business practices and accurately present and reflect in all material respects all of the transactions and actions therein described.

(c) The Company and its Subsidiaries do not have any Liabilities that would have, individually or in the aggregate, a Company Material Adverse Effect, except (i) as disclosed, reflected or reserved against in the most recent audited balance sheet or the notes thereto included in the Company SEC Documents filed prior to the date hereof, (ii) for Liabilities incurred in the ordinary course of business since the date of the most recent audited balance sheet included in the Company SEC Documents and not in violation hereof, (iii) Liabilities incurred in connection with the obligations of the Post-Sale Company for ongoing performance under any Company Contract set forth in the Company Disclosure Schedule that are not related to any breach or default thereunder and (iv) for Liabilities which were incurred in connection with the negotiation of this Agreement, any Ancillary Agreement or any of the Related Transaction Agreements.

Section 4.8 Controls and Procedures. The Company has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. The

Company’s disclosure controls and procedures are designed to ensure that information required to be disclosed in the Company’s reports filed or furnished under the Exchange Act is recorded, processed, summarized and reported within the required time periods and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. The Company’s management has completed an assessment of the effectiveness of the Company’s disclosure controls and procedures and, as of their respective filing dates or, if amended, as of the date of the last amendment prior to the date hereof, to the extent required by applicable Law, has presented in any applicable Company SEC Document that is a report on Form 10-K or Form 10-Q or any amendment thereto its conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by such report or amendment based on such evaluation. The Company’s management has completed an assessment of the effectiveness of the Company’s internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the year ended December 31, 2009, and a description of such assessment is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 filed prior to the date hereof. The Company has disclosed, based on its most recent evaluation of internal control over financial reporting, to the Company’s outside auditors and the audit committee of the Company’s Board of Directors (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) which are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial data and (ii) to the knowledge of the Company, any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

Section 4.9 Absence of Certain Changes or Events.

(a) Since December 31, 2009, (i) the businesses of the Company and its Subsidiaries have been conducted in the ordinary course of business consistent with past practice, and (ii) there has not been any event, change, effect, development, state of facts, condition, circumstance or occurrence that has had or would have, individually or in the aggregate, a Company Material Adverse Effect.

(b) Since December 31, 2009 through the date of this Agreement, neither the Company nor any of its Subsidiaries has taken any action that, if taken after the date hereof, would constitute a breach of or require a consent under Section 6.1(a)(iii), 6.1(a)(vi), 6.1(a)(viii) or 6.1(a)(xv).

Section 4.10 Absence of Litigation.

(a) There is no claim, action, suit, proceeding, investigation, arbitration, audit or hearing (each, a “Proceeding”) pending or, to the knowledge of the Company, threatened against the Company, any of its Subsidiaries or any present or former officer, director or employee (in their capacity as such) of the Company or any of its Subsidiaries by or before any arbitrator or Governmental Authority, in each case as would have, individually or in the aggregate, a Company Material Adverse Effect. There are no Orders outstanding against the Company, any of its Subsidiaries or any present or former officer, director or employee (in their capacities as such) that would be material to the Post-Sale Company and as of the date hereof, there is no Proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries that seeks to prevent, hinder, modify, delay or challenge any of the Transactions.

(b)(i) As of the date hereof and (ii) after the date hereof, none of the Company, the Depositor, any Securitization Trust or any Other Securitization Trust has received any notice or other communication from any Governmental Authority, any party to a Securitization Basic Document or Other Securitization Basic Document, any holder of, or holder of a beneficial interest in, any note issued under a Securitization Indenture or in connection with the Other Securitization Basic Documents, any issuer of a Student Loan Insurance Policy or any Rating Agency in connection with this Agreement, the Related Transaction Agreements or the Transactions, or from any person alleging that the consent of such person is or may be required in connection herewith or therewith and there are no material Proceedings commenced or, to the knowledge of the Company, threatened against or involving such person or any of its Subsidiaries, other than, in the case of clause (ii), any such alleged consent that, if not obtained, or Proceeding that has not had and would not have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.11 Employee Benefit Plans.

(a) Section 4.11(a) of the Company Disclosure Schedule contains a true and complete list of each material Benefit Plan. All “employee benefit plans” within the meaning of Section 3(3) of ERISA, and all stock purchase, stock option, severance, employment, consulting, change-in-control, fringe benefit, welfare benefit, bonus, incentive, retention, tax gross up, deferred compensation, pension benefit, educational assistance and all other employee benefit plans, agreements, programs, policies, commitments or arrangements, whether or not subject to ERISA, in each case in which any Company Employee participates, or has any present or future right to benefits, or to which any Company Employee is a party are collectively referred to as the “Benefit Plans.” Any Benefit Plan sponsored by the Company or any of its Subsidiaries are collectively referred to as the “Company Benefit Plans.”

(b) Buyer has received, with respect to each Company Benefit Plan, to the extent applicable, complete copies of (i) all plan documents and agreements and related trust agreements or other funding vehicles, (ii) the most recent summary plan descriptions, (iii) summaries of any Company Benefit Plans for which there is not a plan documents and (iv) the most recent determination or opinion letter issued by the IRS with respect to each Company Benefit Plan that is intended to be a “qualified plan” under Section 401 of the Code.

(c) No Liability under Title IV, Section 302 of ERISA or Section 412 of the Code has been incurred by the Company or any entity, whether or not incorporated, that together with the Company would be deemed a “single employer” within the meaning of Section 414 of the Code or Section 4001(b) of ERISA (an “ERISA Affiliate”) that has not been satisfied in full, and no condition exists that presents a material risk to the Company or any ERISA Affiliate of the Company of incurring any such Liability, other than Liability for premiums due the Pension Benefit Guaranty Corporation (which premiums have been paid when due). The Pension Benefit Guaranty Corporation has not instituted Proceedings to terminate any Benefit Plan, and no condition exists that would reasonably be expected to result in such Proceedings being instituted. Neither the Company nor any of its ERISA Affiliates have ever contributed, or been obligated to contribute, to a “multiemployer plan” (within in the meaning of Section 3(37) of ERISA) at any time.

(d) Each Company Benefit Plan has been operated in material compliance with its terms and the requirements of applicable Law, including ERISA and the Code. Each Benefit Plan which is intended to qualify under Code Section 401(a) has been maintained in a manner intended to remain so qualified and nothing has occurred with respect to the operation of each such Benefit Plan which would result in the loss of such qualification.

(e) There are no Proceedings, other than routine claims for benefits, or Liens pending or, to the knowledge of the Company, threatened with respect to any Benefit Plan as to which the Company or any of its Subsidiaries has or could reasonably be expected to have any material Liability.

(f) Except as set forth on Section 4.11(f) of the Company Disclosure Schedule, neither the execution and delivery of this Agreement, the Ancillary Agreements or any of the Related Transaction Agreements, nor the consummation of the transactions contemplated hereby or thereby, will (i) result in any payment becoming due to any Company Employee, (ii) increase any benefits otherwise payable to any Company Employee under any Benefit Plan or (iii) result in the acceleration of the time of payment or vesting of any such benefits to any Company Employee under any such plan, in all such events, which would otherwise not have been due, increased or accelerated had this Agreement, the Ancillary Agreements and the Related Transaction Agreements not been executed.

(g) Except as set forth on Section 4.11(g) of the Company Disclosure Schedule, no Benefit Plan entitles any Company Employee or beneficiary thereof to any retiree medical or other retiree welfare benefits, except as specifically required by the continuation requirements of Part 6 of Title I of ERISA.

(h) Except as set forth on Section 4.11(h)(i) of the Company Disclosure Schedule, there are no Company Benefit Plans. Except as set forth on Section 4.11(h)(ii) of the Company Disclosure Schedule, following the Effective Time, the Company and its Subsidiaries shall not have any Liability with respect to any (A) Benefit Plan that is not a Company Benefit Plan or (B) employee benefits or employee benefit or compensation plan, program, agreement or arrangement maintained or sponsored or otherwise contributed to by CBNA of any Affiliate of CBNA that would be a Benefit Plan but for the fact that no Company Employee is a party to, participates in or is entitled to present or future benefits from, such plan, program, agreement or arrangement.

(i) Each Benefit Plan that is a nonqualified deferred compensation plan within the meaning of Section 409A of the Code has been administered, operated and maintained with respect to the Company Employees according to the requirements of Section 409A of the Code, and, as applied to the Company Employees, the terms of the written plan document of each such Benefit Plan comply in all respects with Section 409A of the Code, except, in each case, where any such failure would not reasonably be expected to result in material liability to the Company or the Company Employee. Neither the Company nor any of its Subsidiaries has been required to withhold or pay any Taxes as a result of a failure to comply with Section 409A of the Code. No person is entitled to receive any additional payment from the Company or any of its Subsidiaries as a result of the imposition of a Tax under Section 409A of the Code.

Section 4.12 Labor Matters.

(a) There is no Proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries under, nor any Order to which the Company or any of its Subsidiaries are subject that concerns, the Fair Labor Standards Act of 1938 (or under any state or local wage and hour Law) that affects the Company Employees, nor is there any basis for any of the same, in each case as has had or would have, individually or in the aggregate, a Company Material Adverse Effect.

(b) With respect to the Company Employees, (i) none of the Company or any of its Subsidiaries is or has been a party to or bound by any collective bargaining agreement with a labor union or organization, (ii) no labor union, labor organization or group of employees has made a demand for recognition or certification and (iii) none of the Company or any of its Subsidiaries is or has been a party to, affected by, or, to the knowledge of the Company, threatened, with any labor strike, work stoppage, slowdown, walkout or lockout or any dispute or controversy with a union or with respect to unionization or collective bargaining.

(c) The Company and its Subsidiaries are and have been in compliance in all material respects with all Laws and Orders relating to wage payments and the collection and payment of withholding Taxes, social security Taxes and other similar Taxes, except as has not had and would not have, individually or in the aggregate, a Company Material Adverse Effect.

(d) All Company Employees working in the United States are authorized to work in the United States and a Form I-9 has been properly completed and retained with respect to each Company Employee and former employee of the Company or any of its Subsidiaries as required by applicable Law, except as has not had and would not have, individually or in the aggregate, a Company Material Adverse Effect.

(e) All Company Employees working in countries outside of the United States are authorized to work in such countries and the necessary immigration approvals have been obtained with respect to each such Company Employee and former employee of the Company or any of its Subsidiaries as required by applicable Law, except as has not had and would not have, individually or in the aggregate, a Company Material Adverse Effect.

(f) The Company and its Subsidiaries are and have been in material compliance in all material respects with the requirements of the WARN Act and have no Liabilities or unfulfilled notice obligations pursuant to the WARN Act. Neither the Company nor any of its Subsidiaries has taken any action that would cause any of them to have any Liability thereunder, except as has not had and would not have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.13 Trademarks, Patents and Copyrights.

(a) Section 4.13(a) of the Company Disclosure Schedule contains a list and description (showing in each case the registered or other owner, expiration date and registration or application number, if any) of all applications or registrations for Copyrights, Patent Rights and Trademarks owned by the Company or any of its Subsidiaries, in each case, as of the date listed on Section 4.13(a) of the Company Disclosure Schedule.

(b) Section 4.13(b) of the Company Disclosure Schedule contains a list of all material Software owned or directly used by the Company or any of its Subsidiaries and that is used in connection with the Post-Sale Business, provided that Section 4.13(b) of the Company Disclosure Schedule need not list mass market Software licensed to the Company or any of its Subsidiaries that is commercially available and subject to “shrink wrap” or “click through” license agreements.

(c) Section 4.13(c) of the Company Disclosure Schedule contains a list of all (i) material Contracts to which the Company or any of its Subsidiaries is a party that relate to Software and/or Intellectual Property owned by a third party and used in connection with the Post-Sale Business, and (ii) material Contracts pursuant to which the Company or any of its Subsidiaries grants to a third party a right to use any Trade Secrets or any of the Intellectual Property or Software required to be identified in Section 4.13(a) or Section 4.13(b) of the Company Disclosure Schedule.

(d) Except as disclosed in Section 4.13(d) of the Company Disclosure Schedule, the Company or a Subsidiary of the Company either: (i) owns the entire right, title and interest in and to the Intellectual Property and Software used by the Company or such Subsidiary, free and clear of any Lien (other than Permitted Liens); or (ii) has the valid and enforceable right to use the same as the same is necessary to be used by the Company and its Subsidiaries in connection with the Post-Sale Business. Except as set forth in Section 4.13(d) of the Company Disclosure Schedule, the Company or a Subsidiary of the Company is listed in the records of the appropriate United States, state or non-U.S. registry as the sole current owner of record for each application or registration required to be identified in Section 4.13(a) of the Company Disclosure Schedule as being owned by the Company or any of its Subsidiaries.

(e) Except as disclosed in Section 4.13(e) of the Company Disclosure Schedule: (i) all registrations for Copyrights, Patent Rights and Trademarks required to be identified in Section 4.13(a) of the Company Disclosure Schedule as being owned by the Company or any of its Subsidiaries are valid and in force, and all applications to register any unregistered Copyrights, Patent Rights and Trademarks so identified are pending and in good standing, all without challenge of any kind with respect to the applicable registration process; (ii) the material Intellectual Property owned by the Company and its Subsidiaries and used in connection with the Post-Sale Business has not been cancelled or abandoned and is, to the Company’s knowledge, valid and enforceable; (iii) the Company or one of its Subsidiaries has the sole and exclusive right to bring actions for infringement, misappropriation, dilution, violation or unauthorized use of the Intellectual Property and Software owned by the Company or any of its Subsidiaries, and to the knowledge of the Company, there is no basis for any such action; (iv) the Company and its Subsidiaries have taken all commercially reasonable actions to protect the Intellectual Property owned by the Company or any of its Subsidiaries; and (v) neither the Company nor any of its Subsidiaries is in material breach of any agreement with respect to the Intellectual Property licensed by the Company or any of its Subsidiaries and has not taken any action that would impair or otherwise adversely affect its rights in such licensed Intellectual Property.

(f) Except as has not had and would not have, individually or in the aggregate, a Company Material Adverse Effect, or as disclosed in Section 4.13(f) of the Company Disclosure Schedule: (i) the conduct of the business of the Company and its Subsidiaries does not infringe upon, misappropriate or otherwise violate any Intellectual Property of another person; (ii) no claim of any infringement, misappropriation, violation or dilution of any Intellectual Property of any other person has been made or asserted in writing in respect of the operations of the Company or any of its Subsidiaries (that has not been settled or otherwise fully resolved without material ongoing obligations or restrictions); (iii) no claim of invalidity of any Intellectual Property owned by the Company or any of its Subsidiaries has been made in writing by any other person (that has not been settled or otherwise fully resolved without material ongoing obligations or restrictions); (iv) no proceedings are pending or, to the knowledge of the Company, threatened that challenge the validity, ownership or use of any Intellectual Property owned by the Company or any of its Subsidiaries; and (v) neither the Company nor any of its Subsidiaries has had written notice of or, knowledge of any basis for, a claim against the Company or any of its Subsidiaries that the operations, activities, products, Software, equipment, machinery or processes used by the Company or any of its Subsidiaries infringe, misappropriate, violate or dilute any Intellectual Property of any other person.

(g) Except as disclosed in Section 4.13(g) of the Company Disclosure Schedule: (i) the Company and its Subsidiaries have maintained and protected the Software that each owns (the “Owned Software”) and such Owned Software operates in all material respects in accordance with and conforms in all material respects to any relevant specifications, manuals, guides, descriptions and other similar documentation, in written or electronic form; (ii) the Owned Software does not incorporate any Software that is licensed pursuant to a so called “open source” license in a manner that would require disclosure and licensing to third parties of the Company’s proprietary components of such Owned Software; (iii) the Company or one of its Subsidiaries has complete and exclusive right, title and interest in and to the Owned Software; and (iv) the Owned Software complies with all applicable Laws relating to the export or re-export of the same.

(h) Except as disclosed in Section 4.13(h) of the Company Disclosure Schedule, to the knowledge of the Company, all employees, agents, consultants or contractors who have contributed to or participated in the creation or development of any material Intellectual Property or material Software on behalf of the Company, any Subsidiary of the Company or any predecessor in interest thereto either: (i) created such materials in the scope of his or her employment; (ii) is a party to a “work-for-hire” agreement under which the Company or such Subsidiary is deemed to be the owner of all right, title and interest therein; or (iii) has executed an assignment in favor, as applicable, of the Company or such Subsidiary (or such predecessor in interest, as applicable) of all right, title and interest in such material.

(i) Except as disclosed in Section 4.13(i) of the Company Disclosure Schedule: (i) the Company and each Subsidiary of the Company has taken commercially reasonable steps to prevent the unauthorized disclosure or use of Trade Secrets of the Company and its Subsidiaries (except with respect to disclosure to one another, where applicable); (ii) the Company’s and its Subsidiaries’ employee handbook requires that Trade Secrets of the Company and its Subsidiaries be kept confidential, and such employee handbook further requires each individual to provide a signed acknowledgment of his or her receipt of such handbook; (iii) there is no material breach by the Company or any of its Subsidiaries under, and to the knowledge of the Company, no material breach by any other party to, any non-disclosure agreement pertaining to any such material Trade Secret; and (iv) to the knowledge of the Company, there has been no unauthorized material disclosure or use by employees, consultants, officers, directors, or agents of Trade Secrets of the Company and its Subsidiaries.

(j) Except as disclosed in Section 4.13(j) of the Company Disclosure Schedule: (i) the IT Assets owned by the Company operate and perform in all material respects in accordance with their documentation and functional specifications and otherwise as required by the Company and its Subsidiaries in connection with their respective businesses; (ii) to the knowledge of the Company, no person has gained unauthorized access to the IT Assets; (iii) the Company has implemented reasonable backup and disaster recovery technology consistent with industry practices; (iv) the Company takes commercially reasonable measures, directly or indirectly, to ensure the confidentiality, privacy and security of customer, employee and other confidential information; and (v) to the knowledge of the Company, the Company has complied in all material respects with (A) all applicable Laws regarding data protection and the privacy and security of personal information and (B) its privacy policy or commitment to customers and consumers.

Section 4.14 Taxes. Except as otherwise disclosed on Section 4.14 of the Company Disclosure Schedule:

(a) all material Tax Returns required to be filed by or with respect to the Company or its Subsidiaries have been prepared and timely filed (taking into account any extension of time within which to file properly obtained), and, except as set forth in Section 4.14(a) of the Company Disclosure Schedule, all such Tax Returns (taking into account all amendments thereto) are complete and accurate insofar as they relate solely to the Company or its Subsidiaries;

(b) all Taxes (whether or not shown on any Tax Return) payable by or with respect to the Company or any of its Subsidiaries have been paid, except to the extent being contested in good faith, and Schedule 4.14(a) of the Company Disclosure Schedule lists any such Taxes being contested to the extent the resolution of such contest could result in the Company having a direct Liability for Taxes after the Closing Date and includes the amount for which the Company could be liable as a result of such contest;

(c) none of the Company, any of its Subsidiaries, or any Affiliate thereof has received written notice of any pending Proceedings, and there are presently no Proceedings, in each case, other than Proceedings that relate to the consolidated, combined, affiliated or unitary group of which the Company and CBNA are members, in respect of any Taxes of the Company or any of its Subsidiaries;

(d) to the knowledge of the Company, no claim has ever been made in writing by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries has never paid Taxes or filed Tax Returns asserting that the Company or such Subsidiary is or may be subject to material Taxes assessed by such jurisdiction;

(e) all deficiencies asserted or assessments made as a result of any examination of the Tax Returns referred to in Section 4.14(a), to the extent relating to Taxes for which the Company could have direct Liability after the Closing Date, have been paid in full or are disclosed in Section 4.14(b) of the Company Disclosure Schedule;

(f) there are no Tax rulings, requests for rulings, or closing agreements relating to the Company or any of its Subsidiaries that could materially affect the Company’s or any of its Subsidiaries’ Liability for Taxes for any taxable period ending after the Closing Date;

(g) the Tax Agreement, dated as of December 22, 1992 between CBNA and the Company, is the only Tax sharing agreement or Tax indemnity arrangement relating to the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party (other than this Agreement and the Indemnification Agreement);

(h) all Taxes which the Company or any of its Subsidiaries are required by law to withhold or to collect for payment have been duly withheld and collected and have been paid to the appropriate Governmental Authority;

(i) neither the Company nor any of its Subsidiaries has been a member of any affiliated, consolidated, unitary or combined group other than each such group which it is a member as of the date hereof;

(j) neither the Company nor any of its Subsidiaries has any Liability for Taxes of another Person under Treasury Regulation § 1.1502-6 (or any similar provision of state, local or foreign Law), other than as a result of being a member of such a group of which it is a member as of the date hereof or as transferee or successor;

(k) neither the Company nor any of its Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation § 1.6011-4(b)(2) requiring disclosure to the IRS;

(l) during the last three years, neither the Company nor any of its Subsidiaries has been a party to any transaction treated by the parties thereto as one to which Section 355 of the Code (or any similar provision of state, local or foreign Law) applied; and

(m) there are no Liens (other than Permitted Liens) for Taxes on any of the assets of the Company or any of its Subsidiaries.

Section 4.15 Properties; Assets.

(a) None of the Company or any of its Subsidiaries owns any real property. With respect to the real property leased or subleased by the Company or its Subsidiaries (the “Leased Real Property”), except as has not had and would not have, individually or in the aggregate, a Company Material Adverse Effect, (i) all of the leases and subleases under which the Company or any of its Subsidiaries is a tenant are in full force and effect, and the Company has delivered or otherwise made available to Buyer prior to the date hereof true and correct copies of such leases and subleases (including all amendments, supplements and modifications thereto), (ii) the Company or one of its Subsidiaries has a valid leasehold interest in the Leased Real Property and (iii) none of the Company, its applicable Subsidiaries or, to the knowledge of the Company, any other party to such leases is in breach or violation or default under any lease or sublease relating to the Leased Real Property.

(b) Except as has not had and would not have, individually or in the aggregate, a Company Material Adverse Effect, the Company or one of its Subsidiaries has good and marketable title to, or a valid leasehold interest in, all of the Company’s and its Subsidiaries’ personal property and tangible assets (except personal property sold or otherwise disposed of since the date thereof in the ordinary course of business), free and clear of all Liens (other than Permitted Liens).

(c) Without limiting Section 4.15(a) and Section 4.15(b), the Post-Sale Company or one of its Post-Sale Subsidiaries has, and immediately following the Closing will have, good and marketable title to, or a valid leasehold interest in, all of the Acquired Assets, free and clear of all Liens (other than Permitted Liens).

Section 4.16 Material Contracts.

(a) Section 4.16(a) of the Company Disclosure Schedule sets forth a list, as of the date hereof, of each of the following Contracts to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their assets or businesses are bound (and any amendments, supplements and modifications thereto), in each case, relating to the Post-Sale Company or to which the Post-Sale Company will be subject or bound (the “Company Material Contracts”):

(i) any Contract that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the Exchange Act;

(ii) any employment Contract;

(iii) any collective bargaining agreement or other Contract with any labor organization, union or association;

(iv) any risk-sharing Contract with any school;

(v) any Contract that limits in any material respect the ability of the Company or any of its Subsidiaries (or, following the consummation of the Transactions, would limit in any material respect the ability of Buyer or any of its Subsidiaries, including the Surviving Corporation) to compete in any line of business or with any person or in any geographic area;

(vi) any Contract with a Related Party or that would be required to be disclosed pursuant to Item 404 of Regulation S-K of the Exchange Act;

(vii) any Contract for the lease of real property by the Company or any of its Subsidiaries that by its terms calls for aggregate annual rent payments of more than $250,000 by the Company and its Subsidiaries;

(viii) any Contract or series of related Contracts relating to Indebtedness, other than the Omnibus Credit Agreement;

(ix) any Contract for any joint venture, partnership or similar arrangement, or any Contract involving a sharing of revenues, profits, losses, costs, or Liabilities by the Company or any of its Subsidiaries with any other person;

(x) any Contract that (A) grants any exclusive rights to make, sell or distribute the Company’s or any of its Affiliates (including Buyer and its Affiliates after Closing) products or services, (B) grants “most favored nation” status or equivalent preferential pricing terms to any other person, (C) contains “requirements” provisions or other provisions obligating the Company or any of its Subsidiaries to purchase or obtain a minimum or specified amount of any product or service from any person in excess of $500,000 in any fiscal year, (D) contains minimum sales or volume provisions in excess of $500,000 in any fiscal year or (E) involves the obligation or potential obligation of the Company or any Company Subsidiary to make any “earn-out” or similar payments to any person; or

(xi) any other Contract not otherwise required to be disclosed pursuant to this Section 4.16(a) that has an aggregate payment obligation to any person in excess of $500,000 and is not terminable by the Company or any of its Subsidiaries by notice of not more than 60 days.

(b) The Company or the applicable Subsidiary of the Company has performed all obligations required to be performed by it under the Company Material Contracts, and neither the Company nor any Subsidiary of the Company is in breach of or default under the terms of any Company Material Contract, except where such failure to perform or such breach or default has not had and would not have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any Subsidiary has received any written notice from any counterparty to any Company Material Contract that such counterparty intends to terminate such Company Material Contract where such termination would have a Company Material Adverse Effect. To the Company’s knowledge, each other party to the Company Material Contracts has performed all obligations required to be performed by it under the Company Material Contracts, and no other party to any Company Material Contract is in breach of or default under the terms of any Company Material Contract, except where such failure to perform or such breach or default has not had and would not have, individually or in the aggregate, a Company Material Adverse Effect. Each Company Material Contract is a valid and binding obligation of the Company or its Subsidiaries, enforceable in accordance with its terms, and, to the knowledge of the Company, is in full force and effect, except as has not had and would not have, individually or in the aggregate, a Company Material Adverse Effect or except as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equitable principles. True and complete copies of all Company Material Contracts, together with all amendments, supplements and modifications thereto, have been made available to Buyer prior to the date hereof.

Section 4.17 Insurance Policies.

(a) Section 4.17(a) of the Company Disclosure Schedule sets forth a true and complete list of (i) each insurance policy, in force as of the date hereof, issued by a third party insurance company to the Company to provide insurance coverage for the Trust Student Loans owned by the Securitization Trusts, including any supplements, program manuals, underwriting manuals, endorsements, declarations, riders and commitment letters in connection therewith (the “Student Loan Insurance Policies”) and (ii) each other material insurance policy to which the Company or any of its Subsidiaries is a party (the “Commercial Insurance Policies”).

(b) All premiums due and payable related to the Student Loan Insurance Policies have been paid. All premiums due and payable related to the Commercial Insurance Policies have been paid, other than where any non-payment has not had and would not have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries (i) has any claims under review, in dispute or unpaid by any issuer of any Student Loan Insurance Policy or Commercial Insurance Policy with respect to such Student Loan Insurance Policy or Commercial Insurance Policy, as the case may be, (ii) has received written notice of any cancellation, termination or revocation or other written notice that any such Student Loan Insurance Policy or Commercial Insurance Policy is no longer in full force or effect or that the issuer of any Student Loan Insurance Policy or Commercial Insurance Policy is not willing or able to perform its obligations thereunder or (iii) is in breach of or default under the terms of any Student Loan Insurance Policy or Commercial Insurance Policy, in each case, except as has not had and would not have, individually or in the aggregate, a Company Material Adverse Effect. True and complete copies of all Student Loan Insurance Policies and Commercial Insurance Policies, together with all amendments, supplements and modifications thereto, have been made available to Buyer prior to the date hereof.

(c) The execution and delivery of this Agreement, the Ancillary Agreements and the Related Transaction Agreements by the Company do not and will not, the performance of this Agreement, the Ancillary Agreements and the Related Transaction Agreements by the Company will not, and the consummation by the Company of the Transactions will not, (i) require any consent, approval, authorization, waiver or permit of, or filing or registration with or notification to any issuer of any Student Loan Insurance Policy or Commercial Insurance Policy, (ii) result in any breach of, or constitute a default (with or without notice or lapse of time or both) under, any Student Loan Insurance Policy or Commercial Insurance Policy, (iii) give the issuer of any Student Loan Insurance Policy or Commercial Insurance Policy the right to cancel, terminate or revoke such Student Loan Insurance Policy or Commercial Insurance Policy, reduce the coverage provided thereunder, or otherwise provide such issuer with a right or defense to deny payment of any claim or performance of any obligation under or in connection therewith, (iv) cause any Student Loan Insurance Policy or Commercial Insurance Policy to cease to be in full force and effect or (v) entitle the issuer of any Student Loan Insurance Policy or Commercial Insurance Policy to charge additional premiums or other amounts in respect thereof.

(d) Except as set forth in Section 4.17(d) of the Company Disclosure Schedule, any Trust Student Loan that is purported to be insured under a Student Loan Insurance Policy was underwritten and has been serviced and otherwise managed in all material respects in accordance with the requirements of the applicable Student Loan Insurance Policy, including any applicable program or underwriting manual.

Section 4.18 Transactions with Related Parties. Except as set forth in Section 4.18 of the Company Disclosure Schedule and except for any Related Transaction Agreements and Ancillary Agreements, no Related Party (i) has borrowed money from or loaned money to the Company or any of its Subsidiaries that will be outstanding after the Effective Time, (ii) has any ownership interest in any property or asset necessary for or primarily used by the Post-Sale Company or any Post-Sale Subsidiary in the conduct of its business or (iii) is a party to any Contract under which the Post-Sale Company will have any Liabilities. For purposes of this Agreement, “Related Party” means any director, officer or Affiliate of the Company or any of its Subsidiaries, and if any such person is a natural person, any member of the immediate family of any such natural person.

Section 4.19 Post-Sale Company Assets and Liabilities. As of the Closing Date, after giving effect to the FFELP Transaction and the CBNA Transaction, the Company and its Subsidiaries will have no assets other than the Acquired Assets and no Liabilities other than the Retained Liabilities and the Excluded Liabilities. As of the Closing Date, the Acquired Assets will, together with the services to be provided under the Subservicing Letter Agreement and the Transition Agreements (other than any services that would be captured under the headings “Citibank Excluded Services” and “Additional Services” in the term sheet attached as Exhibit F hereto), constitute all of the assets, properties and services necessary for the conduct of the Post-Sale Business in substantially the same manner as conducted immediately prior to the Closing.

Section 4.20 Opinion of Financial Advisors. The Special Committee has received the written opinion of Moelis & Company LLC on or prior to the date of this Agreement, to the effect that, as of the date of such opinion, the Merger Consideration to be received by the holders of Company Common Stock pursuant to this Agreement is fair from a financial point of view to such holders (other than Citigroup Inc. and its Affiliates).

Section 4.21 Anti-Takeover Statutes. The Company has taken all action necessary to exempt the Merger, this Agreement, the Voting and Support Agreement, the Related Transaction Agreements and the transactions contemplated hereby and thereby from the provisions of Section 203 of the DGCL, and such action remains in effect. No other state takeover, “moratorium,” “fair price,” “business combination” or similar statute or regulation under any applicable Law is applicable to the Merger, any of the other transactions contemplated by this Agreement, the Voting and Support Agreement or any of the Related Transactions.

Section 4.22 Vote Required. The Requisite Stockholder Approval is the only vote of holders of securities of the Company that is necessary to approve this Agreement, the FFELP Transaction Agreement and the transactions contemplated by this Agreement and the FFELP Transaction Agreement.

Section 4.23 Brokers. No broker, finder or investment banker (other than Moelis & Company LLC) is entitled to any brokerage, finder’s or other fee or commission in connection with this Agreement, the Ancillary Agreements, the Related Transaction Agreements or the Transactions based upon arrangements made by or on behalf of the Company.

Section 4.24 Trust Certificates. The Company has, and immediately following the Closing will have, good and marketable title to the Trust Certificate with respect to each Securitization Trust, free and clear of all Liens (other than Liens granted under the Omnibus Credit Agreement that shall be released on the Closing Date) and no right of rescission, offsets, defenses or counterclaims have been asserted or threatened with respect to such Trust Certificates.

Section 4.25 Securitization Trusts.

(a) Section 4.25(a) of the Company Disclosure Schedule is a true, correct and complete list of all existing Securitization Basic Documents with respect to each Securitization Trust. True, correct and complete copies of all such Securitization Basic Documents have been made available to Buyer prior to the date hereof.

(b) Each Securitization Basic Document to which the Company, the Depositor, any Securitization Trust or any of their Affiliates is a party is a legal, valid and binding obligation of such person and, to the knowledge of the Company, each other party to such Securitization Basic Document, and is enforceable against the Company, the Depositor, such Securitization Trust and such Affiliate and, to the knowledge of the Company, each such other party in accordance with its terms (except in each case as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equitable principles), and none of the Company, the Depositor, any Securitization Trust or any of their Affiliates or, to the knowledge of the Company, any other party to a Securitization Basic Document, is in default or breach or has failed to perform any obligation under a Securitization Basic Document, and to the knowledge of the Company, there does not exist any event, condition or omission that would constitute such a breach or default (whether by lapse of time or notice or both).

(c) Neither the Company or any of its Affiliates has received any notice or communication from any person asserting that any provision of a Securitization Basic Document (i) is not effective or is not a legally valid, binding and enforceable obligation of any party thereto or (ii) that any party to a Securitization Basic Documents is in default or breach or has failed to perform any obligation under a Securitization Basic Document.

(d) The execution and delivery of this Agreement, the Ancillary Agreements and the Related Transaction Agreements by the Company do not and will not, the performance of this Agreement, the Ancillary

Agreements and the Related Transaction Agreements by the Company will not, and the consummation by the Company of the Merger, the Related Transactions and the other transactions contemplated by this Agreement, the Ancillary Agreements and the Related Transaction Agreements will not, (i) require any consent, approval, authorization, waiver or permit of, or filing with or notification to any party to a Securitization Basic Document, any holder of, or holder of a beneficial interest in, any note issued under a Securitization Indenture or any Rating Agency for the purpose of rating any Securitization Notes, (ii) result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, amendment, modification, acceleration, cancellation of, or any right of acceleration or cancellation or modification of any benefit or obligation under, any Securitization Basic Document or (iii) cause any provision of any Securitization Basic Document to cease to be in full force and effect.

(e) The Company and the Securitization Trusts have filed with the SEC all forms, documents, reports, schedules and statements required to be filed or furnished with the SEC for each Securitization Trust, together with any amendments, restatements or supplements thereto (the “Securitization Trust SEC Documents”). As of their respective dates, or, if amended or restated, as of the date of the last such amendment or applicable subsequent filing prior to the date of this Agreement, each of the Securitization Trust SEC Documents complied, and each of the Securitization Trust SEC Documents to be filed subsequent to the date hereof will comply, in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the applicable rules and regulations promulgated thereunder, and none of the Securitization Trust SEC Documents at the time they were filed, or will be filed, as the case may be, or, if amended or restated, as of the date of the last such amendment or applicable subsequent filing prior to the date of this Agreement, contained, or will contain, any untrue statement of a material fact or omitted, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, or are to be made, not misleading. The Company has not received any notification regarding the continued effectiveness of the Depositor’s existing shelf registration statement and, as holder of the Trust Certificates, it has not directed or assigned any right to distributions from the related Securitization Trust to a third person.

Section 4.26 Other Securitization Basic Documents.

(a) Section 4.26(a) of the Company Disclosure Schedule sets forth a true, correct and complete list of all existing Other Securitization Basic Documents with respect to each Other Securitization Trust. True, correct and complete copies of all such Other Securitization Basic Documents have been made available to Buyer prior to the date hereof.

(b) Section 4.26(b) of the Company Disclosure Schedule sets forth a true, correct and complete list of all existing Other Securitization Basic Documents to which the Company shall remain a party immediately after the Effective Time with respect to each Other Securitization Trust.

(c) Each Other Securitization Basic Document to which the Company, the Depositor, any Other Securitization Trust or any of their Affiliates is a party is a legal, valid and binding obligation of such person and, to the knowledge of the Company, each other party to such Other Securitization Basic Document, and is enforceable against the Company, the Depositor, such Other Securitization Trust and such Affiliate and, to the knowledge of the Company, each such other party in accordance with its terms (except in each case as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equitable principles), and none of the Company, the Depositor, any Other Securitization Trust or any of their Affiliates or, to the knowledge of the Company, any other party to an Other Securitization Basic Document, is in default or breach or has failed to perform any obligation under an Other Securitization Basic Document, and, to the knowledge of the Company, there does not exist any event, condition or omission that would constitute such a breach or default (whether by lapse of time or notice or both).

(d) Neither the Company nor any of its Affiliates has received any notice or communication from any person asserting that any provision of an Other Securitization Basic Document (i) is not effective or is not a legally valid, binding and enforceable obligation of any party thereto or (ii) that any party to an Other Securitization Basic Document is in default or breach or has failed to perform any obligation under an Other Securitization Basic Document.

(e) The execution and delivery of this Agreement, the Ancillary Agreements and the Related Transaction Agreements by the Company do not and will not, the performance of this Agreement, the Ancillary Agreements and the Related Transaction Agreements by the Company will not, and the consummation by the Company of the Merger, the Related Transactions and the other transactions contemplated by this Agreement, the Ancillary Agreements and the Related Transaction Agreements will not, (i) require any consent, approval, authorization, waiver or permit of, or filing with or notification to any party to a Other Securitization Basic Document, any holder of, or holder of a beneficial interest in, any note issued under an Other Securitization Indenture or any Rating Agency rating any Other Securitization Trust (except for those set forth on Section 4.26(e) of the Company Disclosure Schedule which have been or will be obtained on or prior to the Closing Date), (ii) result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, amendment, modification, acceleration, cancellation of, or any right of acceleration or cancellation or modification of any benefit or obligation under, any Other Securitization Basic Document or (iii)  cause any provision of any Other Securitization Basic Document to cease to be in full force and effect.

Section 4.27 Trust Student Loans.

(a) Each Schedule of Trust Student Loans, dated March 31, 2010 and dated June 30, 2010, previously delivered to Buyer sets forth the Principal Balances of each of the Trust Student Loans as of March 31, 2010 and June 30, 2010, respectively, which balances, together with all of the other data and information contained in such Schedule of Trust Student Loans as of such date, were true and correct in all material respects as of such date. Section 4.27(a) of the Company Disclosure Schedule accurately sets out a description of the meanings of the codes that are used in the Schedule of Trust Student Loans. Each Schedule of Trust Student Loans includes all loans included in the Trust Student Loans with respect to each Securitization Trust as of the date thereof.

(b) The Schedule of Trust Student Loans as of the Cut-Off Date will set forth the Principal Balances of the Trust Student Loans as of such date, which balances, taken together as a whole with all of the other data and information contained in the Schedule of Trust Student Loans as of the Cut-Off Date, will be true and correct in all material respects as of such date.

(c) The Company affirms each of its representations and warranties set forth in Appendix A as of the date such representations and warranties were made with respect to the applicable Securitization Trust and Trust Student Loan.

(d) Each Trust Student Loan (including all interest, fees and all other charges payable with respect to each Trust Student Loan) complies in all material respects with all applicable Laws, including usury, truth-in-lending, equal credit opportunity, foreign entity qualification or disclosure laws, and the Company and its Subsidiaries have complied in all material respects with such Laws to the extent applicable.

(e) None of the Company, any of its Subsidiaries or any other person acting for or on behalf of the Company or any of its Subsidiaries has (i) made any modification, agreement or waiver, or reached any understanding with the borrower under any Trust Student Loan for any variation or modification of the interest rate, amortization schedule, principal amount thereof, or of any other term or condition of such Trust Student Loan other than in compliance with applicable Laws, or (ii) made any advance, extension or other accommodation to such borrower for purposes of changing or beneficially affecting the delinquency status of such Trust Student Loan or which otherwise materially impairs or adversely affects such Trust Student Loan other than in compliance with applicable Law. There are no disbursement or funding obligations remaining under any Trust Student Loan.

(f) Except as set forth in Section 4.27(f) of the Company Disclosure Schedule, no Student Loan has, prior to the date hereof, been purchased, repurchased or substituted by the Company or any of its Subsidiaries as a result of a breach of any representation, warranty or covenant contained in (i) any Securitization Basic Document or any Other Securitization Basic Document, (ii) a securitization transaction sponsored by a third party as to which the Company or any of its Subsidiaries has sold Student Loans or as to which the Company or any of its Subsidiaries is servicing or administering Student Loans or (iii) the sale of any Student Loans by the Company or any of its Subsidiaries to a third party. For Student Loans that have been purchased, repurchased or substituted as a result of such breaches, Section 4.27(f) of the Company Disclosure Schedule sets forth the number and aggregate Principal Balance of the Student Loans affected thereby, and a statement indicating that such purchase, repurchase or substitution satisfied the Company’s or such Subsidiary’s obligation under the applicable agreement in full. Neither the Company nor any of its Subsidiaries has received a request since January 1, 2007 through the date of this Agreement to purchase, repurchase or substitute any Student Loans as a result of a breach of any representation, warranty or covenant contained in any Securitization Basic Document or document relating to private student loan securitization as applicable that has not been satisfied, waived or withdrawn.

(g) To the extent any Trust Student Loan is evidenced by an electronic promissory note, the Company complied (and has caused each Securitization Trust, the Depositor, any originator each servicer or sub-subservicer of such Trust Student Loan to comply) with all regulations and other requirements under applicable Law or adopted by the applicable issuer of a Student Loan Insurance Policy relating to the validity and enforceability of such promissory note.

Section 4.28 Related Transaction Agreements. True, correct and complete copies of all Related Transaction Agreements have been delivered to Buyer on or prior to the date hereof. Each of the Signing Related Transaction Agreements, in the form so delivered, is in full force and effect and is a legal, valid and binding obligation of the parties thereto. Each of the Closing Related Transaction Agreements, in the form so delivered, will be as of the Closing in full force and effect and a legal, valid and binding obligation of the parties thereto. To the knowledge of the Company, as of the date hereof, no event has occurred which, with or without notice, lapse of time or both, could reasonably be expected to result in the failure of a condition to one of the Related Transaction Agreements to be satisfied.

Section 4.29 No Other Representations or Warranties. Except for the representations and warranties contained in this Article IV and in the Ancillary Agreements, neither the Company nor any other person on behalf of the Company or any of its Subsidiaries makes any express or implied representation or warranty with respect to the Company or any of its Subsidiaries or with respect to any other information provided to Buyer or Acquisition Sub in connection with the transactions contemplated hereby.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF BUYER AND ACQUISITION SUB

Except as disclosed in the separate disclosure schedule which has been delivered by Buyer to the Company immediately prior to the execution of this Agreement (the “Buyer Disclosure Schedule”), which Buyer Disclosure Schedule shall be arranged in numbered and lettered sections corresponding to the numbered and lettered sections contained in this Article V (it being agreed that the disclosure of any item in any section of the Buyer Disclosure Schedule shall also be deemed to be disclosed with respect to any other section of the Buyer Disclosure Schedule to which the relevance of such item is reasonably apparent on the face of such disclosure), Buyer and Acquisition Sub hereby jointly and severally represent and warrant to the Company as follows:

Section 5.1 Organization and Qualification. Each of Buyer, Acquisition Sub and each of Buyer’s Subsidiaries is a corporation or other legal entity duly organized or formed, validly existing and in good standing under the laws of its jurisdiction of organization or formation and has the requisite corporate or other legal entity power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of Buyer and its Subsidiaries is duly qualified or licensed as a foreign corporation or other legal entity to do business, and is in good standing, in each jurisdiction in which the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or materially impair the ability of Buyer or any of its Subsidiaries to consummate the Merger and the other transactions contemplated by this Agreement.

Section 5.2 Certificate of Incorporation and By-Laws. Buyer has made available to the Company a complete and correct copy of the certificate of incorporation and the by-laws (or equivalent organizational documents), each as amended to date, of Buyer and Acquisition Sub.

Section 5.3 Authority Relative to Agreement. Each of Buyer and Acquisition Sub has all necessary corporate power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the Merger and the other transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Ancillary Agreements by Buyer and Acquisition Sub, as applicable, and the consummation by Buyer and Acquisition Sub of the Merger and the other transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action of Buyer and Acquisition Sub (and, with respect to Acquisition Sub, by its sole stockholder), and no other corporate proceedings on the part of Buyer or Acquisition Sub are necessary to authorize the execution and delivery of this Agreement and the Ancillary Agreements to which it is a party or to consummate the Merger and the other transactions contemplated hereby and thereby (other than, with respect to the Merger, the filing of the Certificate of Merger with the Secretary of State). This Agreement and the Ancillary Agreements have been (or at the time of the Closing, will be) duly and validly executed and delivered by Buyer and Acquisition Sub, as applicable, and, assuming the due authorization, execution and delivery by the Company, this Agreement and the Ancillary Agreements constitute (or, at the time of the Closing, will constitute) legal, valid and binding obligations of Buyer and Acquisition Sub, enforceable against Buyer and Acquisition Sub in accordance with their terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles).

Section 5.4 No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement and the Ancillary Agreements by Buyer and Acquisition Sub do not and will not, and the performance of this Agreement and the Ancillary Agreements by Buyer and Acquisition Sub will not, and the consummation by Buyer and Acquisition Sub of the Merger and the other transactions contemplated by this Agreement and the Ancillary Agreements will not, (i) conflict with or violate the certificate of incorporation or by-laws (or equivalent organizational documents) of Buyer or Acquisition Sub, (ii) conflict with or violate any Law applicable to Buyer, Acquisition Sub or any of Buyer’s Subsidiaries or by which any property or asset of Buyer, Acquisition Sub or any of Buyer’s Subsidiaries is bound or affected, (iii) result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of consent, termination, amendment, modification, acceleration, cancellation or modification of any benefit or obligation under, or right to challenge any material note, bond, mortgage, indenture or credit agreement, or any other contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Buyer, Acquisition Sub, or any of Buyer’s Subsidiaries is a party or by which Buyer, Acquisition Sub or any of Buyer’s Subsidiaries or any property or asset of Buyer, Acquisition Sub, or any of Buyer’s Subsidiaries is bound or affected or (iv) result in the creation of a Lien, other than any Permitted Lien, on any property or asset of Buyer, Acquisition Sub, or any of Buyer’s Subsidiaries, other than, in the case of clauses (ii), (iii) and (iv) hereof, any such conflict, violation, breach, default, termination, amendment, acceleration, cancellation or Lien that would not, individually or in the aggregate, reasonably be expected to materially impair the ability of Buyer or any of its Subsidiaries to perform any of their obligations under this Agreement and the Ancillary Agreements or prevent or unreasonably delay the consummation of the Merger and the other transactions contemplated by this Agreement and the Ancillary Agreements.

(b) The execution and delivery of this Agreement and the Ancillary Agreements by Buyer and Acquisition Sub do not (and at the time of the Closing, will not), the performance of this Agreement and the Ancillary Agreements by Buyer and Acquisition Sub will not, and the consummation by Buyer and Acquisition Sub of the Merger and the other transactions contemplated by this Agreement and the Ancillary Agreements will not, require any consent, approval, authorization, waiver or permit of, or filing with or notification to, any Governmental Authority or any other person, except for applicable requirements of the Exchange Act, Blue Sky Laws, the HSR Act, any applicable non-U.S. competition, antitrust or investment Laws, filing and recordation of appropriate merger documents as required by the DGCL, and except where failure to obtain such consents, approvals, authorizations, waivers or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to materially impair the ability of Buyer or any of its Subsidiaries to perform any of their obligations under this Agreement and the Ancillary Agreements or prevent or unreasonably delay the consummation of the Merger and the other transactions contemplated by this Agreement and the Ancillary Agreements.

Section 5.5 Absence of Litigation. There is no Proceeding pending or, to the knowledge of Buyer, threatened against Buyer, Acquisition Sub or any of Buyer’s Subsidiaries or any present or former officer, director or employee (in their capacity as such) of Buyer, Acquisition Sub or any of Buyer’s Subsidiaries by or before any arbitrator or Governmental Authority, in each case as would, individually or in the aggregate, reasonably be expected to materially impair the ability of Buyer or any of its Subsidiaries to perform any of their obligations under this Agreement and the Ancillary Agreements or prevent or unreasonably delay the consummation of the Merger and the other transactions contemplated by this Agreement and the Ancillary Agreements. There are no Orders outstanding against Buyer, Acquisition Sub, any of Buyer’s Subsidiaries or any present or former officer, director or employee (in their capacities as such) and there is no Proceeding pending or, to the knowledge of Buyer, threatened against Buyer, Acquisition Sub or any of Buyer’s Subsidiaries that seeks to prevent, hinder, modify, delay or challenge any of the Transactions.

Section 5.6 Available Funds. Buyer’s and Acquisition Sub’s obligations hereunder are not subject to any conditions regarding Buyer’s, Acquisition Sub’s or any other person’s ability to obtain financing for the consummation of the Merger and the other transactions contemplated by this Agreement and the Ancillary Agreements. Buyer and Acquisition Sub have, and as of the Closing will have, cash on hand sufficient to (i) enable Buyer and Acquisition Sub to perform each of their respective obligations hereunder, (ii) consummate the Merger and the other transactions contemplated by this Agreement and the Ancillary Agreements and (iii) pay all costs and expenses incurred by Buyer and Acquisition Sub in connection with this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby, including (x) the Aggregate Merger Consideration and (y) any other payments or obligations of Buyer and Acquisition Sub pursuant to this Agreement and the Ancillary Agreements.

Section 5.7 Brokers. No broker, finder or investment banker (other than Barclays Capital Inc.) is entitled to any brokerage, finder’s or other fee or commission in connection with this Agreement or the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer or Acquisition Sub.

Section 5.8 Agreements with Other Parties. As of the date hereof, there are no agreements, arrangements or understandings (other than as provided in this Agreement, the Ancillary Agreements and the Related Transaction Agreements) between Buyer or its Affiliates and either (i) FFELP Buyer Parent or its Affiliates with respect to the Transactions or (ii) CBNA or its Affiliates with respect to the Transactions that would have the effect of providing additional consideration in excess of the Merger Consideration provided to CBNA pursuant to this Agreement.

Section 5.9 Capitalization and Operations of Acquisition Sub. All of the issued and outstanding share capital of Acquisition Sub is, and at the Effective Time will be, owned by a wholly-owned Subsidiary of Buyer. Acquisition Sub was formed solely for the purpose of engaging in the transactions contemplated hereby, and it has not conducted any business prior to the date hereof and has no, and prior to the Effective Time will have no, assets, Liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the Merger and the other transactions contemplated by this Agreement.

Section 5.10 Disclaimer of Other Representations and Warranties. Buyer and Acquisition Sub each acknowledges and agrees that, except for the representations and warranties expressly set forth in this Agreement and the Ancillary Agreements, (a) none of the Company or any of its Subsidiaries or any director, officer or employee of any of the foregoing, makes, or has made, any representations or warranties relating to itself or the businesses of the foregoing or otherwise in connection with the Merger, (b) no person has been authorized by the Company or any of its Subsidiaries or Affiliates to make any representation or warranty relating to itself or its business or otherwise in connection with the Merger and (c) any estimates, projections, predictions, data, financial information, memoranda, presentations or any other materials or information provided or otherwise made available to Buyer, Acquisition Sub or any of their Representatives are not and shall not be deemed to be or include representations or warranties unless any such materials or information is the subject of any express representation or warranty set forth in Article IV of this Agreement or in any Ancillary Agreement.

ARTICLE VI

COVENANTS AND AGREEMENTS

Section 6.1 Conduct of Business Pending the Merger.

(a) The Company covenants and agrees that, between the date of this Agreement and the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 8.1, except (1) as required by Law or any Governmental Authority, (2) as agreed in writing by Buyer (which consent shall not be unreasonably withheld, delayed or conditioned), (3) as expressly required under this Agreement, the Ancillary Agreements or the Related Transaction Agreements or (4) as set forth in Section 6.1(a) of the Company Disclosure Schedule, the business of the Post-Sale Company and the Post-Sale Subsidiaries shall be conducted only in the ordinary course of business and in a manner consistent with past practice in all material respects; and the Company shall use its reasonable best efforts to preserve intact the Post-Sale Company’s and the Post-Sale Subsidiaries’ business organizations, preserve intact the Post-Sale Company’s and the Post-Sale Subsidiaries’ goodwill and ongoing business relationships with borrowers, schools, insurers, service providers and others having business dealings with them and to keep available the services of their present officers, employees and consultants. Without limiting the generality of the foregoing, the Company agrees with Buyer that, except (A) as required by Law or any Governmental Authority, (B) as agreed in writing by Buyer (which consent shall not be unreasonably withheld, delayed or conditioned), (C) as required under this Agreement, the Ancillary Agreements or the Related Transaction Agreements or (D) as set forth in Section 6.1(a) of the Company Disclosure Schedule, the Company shall not, and shall not permit any of its Subsidiaries to, to the extent relating to the Post-Sale Company and the Post-Sale Subsidiaries:

(i) amend, modify or otherwise change the Company Charter or the by-laws of the Company or such equivalent organizational documents of any of its Subsidiaries, including the Securitization Basic Documents;

(ii) issue, sell, pledge, dispose, encumber or grant any shares of its or its Subsidiaries’ capital stock, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of its or its Subsidiaries’ capital stock;

(iii)(A) declare, authorize, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to the Company’s or any of its Subsidiaries’ capital stock, other than (1) dividends paid by any Subsidiary of the Company to the Company or any wholly owned Subsidiary of the Post-Sale Company, (2) the payment referred to in Section 6.1(e)(vii) of the Indemnification Agreement,

and (3) the payment of ordinary dividends of the Company declared prior to the date hereof and set forth on Section 6.1(a) of the Company Disclosure Schedule, (B) split, combine or reclassify the Company’s or any of its Subsidiaries’ capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its or its Subsidiaries’ capital stock, or (C) purchase, redeem or otherwise acquire any shares of the Company’s or any of its Subsidiaries’ capital stock or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities;

(iv) establish or create any employee benefit plan or arrangement for the benefit of any Company Employee, amend or modify in any material respect any Benefit Plan with respect to a Company Employee, or materially change the compensation of any Company Employee, except to the extent undertaken (A) in connection with any such actions by CBNA or any of its Affiliates (other than the Company or its Subsidiaries) and not targeted to the Company Employees or (B) in connection with any such actions related to the filling of any position existing as of the date hereof that becomes vacant prior to the Closing Date; provided, that such actions are consistent with the Company’s usual and customary past practices;

(v) merge or consolidate with any other person, acquire any corporation, partnership, limited liability company, other business organization or any division thereof, or, other than in the ordinary course of business, any material amount of assets in connection with acquisitions or investments with a purchase price in excess of $1,000,000 individually or $5,000,000 in the aggregate, provided that there is no ongoing obligation of the Post-Sale Company and the acquisition is unrelated to the Post-Sale Company;

(vi)(A) incur any Indebtedness or guarantee any such Indebtedness for any person except for any (1) Indebtedness for borrowed money incurred in the ordinary course of business consistent with past practice under the Omnibus Credit Agreement or (2) renewals or refinancings of existing Indebtedness, so long as the principal amount of the Indebtedness issued in such renewal or refinancing (x) does not exceed the principal amount of such existing Indebtedness, (y) has a final maturity date later than the final maturity date of such existing Indebtedness and (z) does not contain any change of control or similar provision, does not subject any assets or properties of the Company or any of its Affiliates (including Buyer and its Affiliates after the Closing) to any Lien, and does not contain any provision that would be violated or breached in connection with the Transactions or (B) make any loans, advances or capital contributions to any other person;

(vii) except as may be permitted by Section 6.1(a)(vi), (A) modify, amend, terminate, cancel, extend or grant any consent or waiver under any Company Material Contract or (B) enter into any Contract that would have been required to be set forth in Section 4.16(a) of the Company Disclosure Schedule if it were in effect on the date hereof, other than renewals or replacements, on commercially reasonable terms, of such Contracts terminated in accordance with their terms prior to the Effective Time;

(viii) make any material change to its methods of accounting in effect at December 31, 2009, except as required by GAAP or Regulation S-X of the Exchange Act or as required by a quasi-Governmental Authority (including the Financial Accounting Standards Board or any similar organization);

(ix) sell, lease, license, transfer, exchange or swap, mortgage, pledge or otherwise encumber, or subject to any Lien (other than Permitted Liens), or otherwise dispose of any material portion of its properties or assets, other than in the ordinary course of business consistent with past practice and except (A) pursuant to existing agreements in effect prior to the execution of this Agreement and set forth on Section 4.16(a) of the Company Disclosure Schedule or (B) FFELP Purchased Assets and CBNA Purchased Assets in compliance with the terms of the FFELP Transaction Agreement and the CBNA Transaction Agreement;

(x) make or agree to make any new capital expenditures other than capital expenditures that (A) are not in excess of $1,000,000 individually or $5,000,000 in the aggregate or (B) as contemplated by the Company’s existing budget and business plan previously delivered to Buyer;

(xi) commence any Proceeding (other than in the ordinary course of business or as a result of a Proceeding commenced against the Company or any of its Subsidiaries), or compromise, settle or agree to settle any Proceeding resulting in any post-Closing obligations for the Post-Sale Company or any modification to any Contract of the Post-Sale Company (including any Proceeding relating to this Agreement, the Related Transaction Agreements or the Transactions) other than compromises, settlements or agreements entered into in the ordinary course of business or addressed in Section 6.1(a)(xii)(A) below;

(xii)(A) settle or compromise any material Liability for non-income Taxes for an amount in excess of $50,000 in any particular instance or (B) except in the ordinary course of business consistent with past practice, (I) make any material non-income Tax election, (II) file any amended material non-income Tax Return or (III) change in any material respect any method of accounting for non-income Tax purposes, in each case in this clause (B) to the extent such action could reasonably be expected to have a material adverse effect on the Tax liability of the Company or any of its Subsidiaries for any taxable periods ending after the Closing Date;

(xiii) waive, extend, renew or enter into any non-compete, exclusivity, non-solicitation or similar Contract that would restrict or limit, in any material respect, the operations of Buyer or the Company, as the case may be, or any of their respective Subsidiaries;

(xiv) enter into (including via any acquisition) any new line of business which represents a material change in its operations, or make any material change to the Company’s or its Subsidiaries’ businesses;

(xv) make any material change in internal accounting controls;

(xvi) cancel any Student Loan Insurance Policies or any material Commercial Insurance Policies, or fail to renew any such insurance policies upon expiration on substantially the same terms as those in place on the date of this Agreement to the extent commercially available;

(xvii) knowingly violate or knowingly fail to perform any obligation or duty imposed on the Company or any of its Subsidiaries by applicable Law;

(xviii) enter into any transaction, arrangement or understanding, or amend or modify the terms of any existing transaction, arrangement or understanding, with any Related Party which would constitute an Acquired Asset or a Retained Liability;

(xix) hire any new employee or engage any new independent contractor to provide services (including any person employed by any Affiliate of the Company), other than in the ordinary course of business consistent with past practice;

(xx) enter into any agreement that grants any right to severance or termination pay to any Company Employee or independent contractor;

(xxi) take any action that could result in any Liability or notice or other obligation for the Company or any of its Subsidiaries under the WARN Act;

(xxii) enter into any compromise or settlement of any material Proceeding by any Governmental Authority relating to any Company Employee; or

(xxiii) authorize or enter into any written agreement or otherwise make any binding commitment to do any of the foregoing.

Other than the right to consent or withhold consent with respect to the foregoing matters, nothing contained in this Agreement shall give to Buyer, directly or indirectly, any right to control or direct the operation of the business or operations of the Company or its Subsidiaries prior to the Closing. Subject to the foregoing and the other terms and conditions of this Agreement, prior to the Effective Time, the Company and its Subsidiaries shall exercise complete control over their business and operations.

(b) The Company covenants and agrees that, between the date of this Agreement and the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 8.1, it shall, and shall cause each of the Depositor, the Securitization Trusts, the Other Securitization Trusts and each of its other Affiliates to, comply with the terms and conditions of the Securitization Basic Documents and the Other Securitization Basic Documents.

Section 6.2 Proxy Statement.

(a) Covenants of the Company with Respect to the Proxy Statement. As promptly as reasonably practicable following the date of this Agreement, the Company shall prepare and shall cause to be filed with the SEC a proxy statement (together with any amendments thereof or supplements thereto, the “Proxy Statement”) for use in connection with the meeting of the Company’s stockholders to be held for the purpose of voting upon (i) the adoption of this Agreement and approval of the Merger and (ii) the approval of the FFELP Transaction (the “Stockholders’ Meeting”). The Company shall include in the Proxy Statement, unless the Board of Directors of the Company has made a Permitted Change of Recommendation in compliance with Section 6.6, the Company Recommendation. The Company shall use all reasonable best efforts to respond to any comments by the SEC staff in respect of the Proxy Statement and to have the Proxy Statement cleared by the SEC as promptly as practicable after its filing with the SEC. The Company covenants and agrees that none of the information to be included in the Proxy Statement (other than the information supplied by Buyer for use in the Proxy Statement) will, at the time of (A) the mailing of the Proxy Statement or any amendments or supplements thereto and (B) the Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall ensure that the Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder.

(b) Covenants of Buyer with Respect to the Proxy Statement. Buyer shall use all reasonable best efforts to cooperate with the Company to respond to any comments by the SEC staff in respect of the Proxy Statement. Buyer covenants and agrees that none of the information with respect to Buyer or its Subsidiaries to be included in the Proxy Statement will, at the time of (A) the mailing of the Proxy Statement or any amendments or supplements thereto and (B) the Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) Cooperation. The Company, Buyer and Acquisition Sub shall reasonably cooperate and consult with each other in the preparation of the Proxy Statement and the Company will provide Buyer a reasonable opportunity for review and comment on the draft proxy statement (including each amendment or supplement thereto), and shall consider in good faith all comments made by Buyer with respect thereto. Without limiting the generality of the foregoing, each of Buyer and Acquisition Sub will furnish to the Company the information relating to it required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Proxy Statement. Each of the Company and Buyer (as applicable) shall promptly (i) notify the other of the receipt of any comments from the SEC with respect to the Proxy Statement and of any request by the SEC for amendments of, or supplements to, the Proxy Statement, and (ii) provide the other party with copies of all filings made with the SEC and all correspondence between the Company and the SEC with respect to the Proxy Statement. The Company and Buyer shall make all necessary filings with respect to the Merger and the transactions contemplated hereby under the Exchange Act and the applicable Blue Sky Laws and the rules and regulations promulgated thereunder. The Company will provide Buyer a reasonable opportunity for review and comment on any correspondence filed with or delivered to the SEC with respect to the Proxy Statement, and shall consider in good faith all comments made by Buyer with respect thereto.

(d) Mailing of Proxy Statement; Amendments. As promptly as reasonably practicable after the Proxy Statement has been cleared by the SEC, the Company shall mail the Proxy Statement to the holders of Company Common Stock as of the record date established for the Stockholders’ Meeting and, unless the Board of Directors of the Company has made a Permitted Change of Recommendation in compliance with Section 6.6, shall use reasonable best efforts to solicit proxies and votes in favor of the adoption of this Agreement and the approval of the Merger and the FFELP Transaction, and shall take all other action necessary or advisable to secure the adoption of Agreement and the approval of the Merger and the FFELP Transaction. If, at any time prior to the Effective Time, any event or circumstance relating to the Company or Buyer or any of their respective

Subsidiaries, or their respective officers or directors should be discovered by the Company or Buyer, respectively, which, pursuant to the Exchange Act, should be set forth in an amendment or a supplement to the Proxy Statement, such party shall promptly inform the other (in which case the parties shall cooperate to effect the applicable amendment or supplement). Prior to the Stockholders’ Meeting, each of Buyer, Acquisition Sub and the Company agrees to correct any information provided by it for use in the Proxy Statement which shall have become false or misleading.

Section 6.3 Stockholders’ Meeting. The Company shall, as promptly as reasonably practicable following the date of this Agreement, establish a record date for, duly call, give notice of, convene and hold the Stockholders’ Meeting. At such Stockholders’ Meeting, unless the Board of Directors of the Company has made a Permitted Change of Recommendation in compliance with Section 6.6, the Company shall recommend to its stockholders the adoption of this Agreement and approval of the Merger and the Related Transactions (the “Company Recommendation”). Notwithstanding anything to the contrary contained in this Agreement, prior to the termination of this Agreement, the obligation of the Company to call, give notice of, convene and hold the Stockholders’ Meeting and to hold a vote of the Company’s stockholders on the adoption of this Agreement and the approval of the Merger and the FFELP Transaction at the Stockholders’ Meeting shall not be limited or otherwise affected by the commencement, disclosure, announcement or submission to it of any Competing Proposal (whether or not a Superior Proposal), or by a Change of Recommendation. In any case in which the Company makes a Change of Recommendation, (a) the Company shall nevertheless submit this Agreement, the Merger and the FFELP Transaction to a vote of its stockholders and (b) the Proxy Statement and any and all accompanying materials (including the proxy card, the “Proxy Materials”) shall be identical in form and content to Proxy Materials that would have been prepared by the Company had no Change of Recommendation been made, except for appropriate changes to the disclosure in the Proxy Statement stating that such Change of Recommendation has been made and, if applicable, describing matters relating to the Superior Proposal or other event giving rise to the Change of Recommendation to the extent required by applicable Law. The Company agrees that, prior to the termination of this Agreement, it shall not submit to the vote of its stockholders any Competing Proposal (whether or not a Superior Proposal) or propose to do so.

Section 6.4 Appropriate Action; Consents; Filings.

(a) Subject to the terms and conditions hereof, the parties hereto will use their respective reasonable best efforts to consummate and make effective the transactions contemplated by this Agreement and to cause the conditions to the Merger set forth in Article VII to be satisfied including:

(i) the obtaining of all necessary actions or nonactions, consents, terminations or expirations of waiting periods and approvals from Governmental Authorities or other persons necessary in connection with the consummation of the transactions contemplated by this Agreement and the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all steps as may be necessary to obtain an approval from, or to avoid an action or proceeding by, any Governmental Authority or other persons necessary in connection with the consummation of the transactions contemplated by this Agreement (provided that, notwithstanding anything in this Agreement, in no event shall any party be required to make any payment to any such other persons to obtain such approval);

(ii) the defending of any Proceedings, whether judicial or administrative, challenging this Agreement or the performance or consummation of the transactions contemplated by this Agreement (including the Merger) in accordance with the terms of this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed; and

(iii) the execution and delivery of any additional instruments necessary to consummate the Merger and other transactions to be performed or consummated by such party in accordance with the terms of this Agreement and to fully carry out the purposes of this Agreement.

Without limiting the foregoing, each of the parties hereto shall, to the extent required by applicable Law, promptly (in no event later than fifteen (15) Business Days following the date that this Agreement is executed) make its respective filings, and thereafter make any other required submissions, under the HSR Act with respect to the transactions contemplated hereby. The Company, Buyer and Acquisition Sub shall cooperate (A) in promptly determining whether any filings are required to be or should be made or whether any consents, approvals, permits or authorizations are required to be or should be obtained under any other federal, state or non-U.S. Law or regulation or whether any consents, approvals or waivers are required to be or should be obtained from other parties to loan agreements or other contracts or instruments material to the Company’s business in connection with the consummation of the transactions contemplated by this Agreement and (B) in promptly making any such filings, furnishing information required in connection therewith and seeking to obtain timely any such consents, permits, authorizations, approvals or waivers.

(b) If filings are required to be made under the HSR Act as contemplated by Section 6.4(a), in furtherance and not in limitation of the covenants of the parties contained in Section 6.4(a), each of the parties hereto shall use its reasonable best efforts to resolve such objections, if any, as may be asserted with respect to the Merger or any of the other transactions contemplated by this Agreement by or under the HSR Act, the Federal Trade Commission or Department of Justice, including taking all reasonable actions to obtain clearance; provided, however, that notwithstanding anything herein to the contrary, neither Buyer nor any of its Subsidiaries shall be required to (and the Company shall not unless directed to by Buyer) (i) contest any final action or decision taken by the Federal Trade Commission, Department of Justice or other Governmental Authority challenging the consummation of the transactions contemplated by this Agreement, (ii) agree to any “hold separate” agreement, contractual undertakings or asset divestiture or restriction on its or its Subsidiaries’ business operations, properties or assets or (iii) terminate existing relationships, contractual rights or obligations.

(c) Each of Buyer and the Company shall give (or shall cause its respective Subsidiaries to give) any notices to third parties, and Buyer and, subject to the restrictions set forth in Section 6.1(a)(vii), the Company, shall use, and cause each of its Subsidiaries to use, its reasonable best efforts to obtain any third party consents not covered by Section 6.4(a) and Section 6.4(b) above, necessary, proper or advisable to consummate the Merger. Notwithstanding anything in this Agreement to the contrary, in no event shall Buyer, the Company or any of their respective Subsidiaries be required to pay any fee, penalty or other consideration, modify any Contract or make any other concession to any third party for any consent or approval required for the consummation of the Transactions under any Company Contract to which the Post-Sale Company will be a party or by which the Post-Sale Company or any of its assets or properties will be subject to or bound; provided, however, that the Company shall not, and shall not permit its Subsidiaries to, unless directed by Buyer, modify any Contract included in or relating to the Acquired Assets or make any other concession that would adversely affect the Post-Sale Company.

(d) In connection with the matters that are the subject of this Section 6.4, each party shall without limitation, subject to applicable Law: (i) promptly notify the other of, and if in writing, furnish the other with copies of (or, in the case of oral communications, advise the other of) any communications from or with any Governmental Authority with respect to the transactions contemplated by this Agreement; (ii) use its reasonable best efforts to permit the other to review and discuss in advance, and consider in good faith the views of the other in connection with, any proposed written or any oral communication with any such Governmental Authority with respect to the transactions contemplated by this Agreement; (iii) use its reasonable best efforts not to participate in any meeting or have any communication with any such Governmental Authority with respect to the transactions contemplated by this Agreement, unless it has given the other an opportunity to consult with it in advance and, to the extent permitted by such Governmental Authority, gives the other the opportunity to attend and participate therein; and (iv) furnish the other with such necessary information and reasonable assistance as the other may reasonably request in connection with its preparation of necessary filings or submissions of information to any such Governmental Authority with respect to the transactions contemplated by this Agreement. Such materials and the information contained therein that is competitively sensitive shall be given only to the outside legal counsel of the other party and will not be disclosed by such outside counsel to employees, officers or directors of their respective client unless express permission is obtained in advance from the disclosing party or its legal counsel.

(e) The Company agrees to, and to cause its Affiliates to use its and their respective reasonable best efforts to, consummate and make effective the Related Transactions as promptly as practicable and to cause the conditions to the closing of the FFELP Transaction and the CBNA Transaction set forth in Article IX of the FFELP Transaction Agreement and Article VII of the CBNA Transaction Agreement, respectively, to be satisfied, including the obtaining of all necessary actions, consents, terminations or expirations of waiting periods and approvals from Governmental Authorities or other persons necessary in connection with the consummation of the FFELP Transaction and the CBNA Transaction to the extent required to do so under such Related Transaction Agreements.

Section 6.5 Access to Information; Confidentiality.

(a) From the date hereof to the Effective Time, or the date, if any, on which this Agreement is terminated pursuant to Section 8.1, to the extent permitted by applicable Law, the Company shall (i) provide to Buyer (and its officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives, collectively, “Representatives”) reasonable access during normal business hours and, following reasonable notice from Buyer, to the Post-Sale Company’s employees, properties, books, contracts and records and other information as Buyer may reasonably request regarding the business, assets, Liabilities, employees and other aspects of the Company and its Subsidiaries, and (ii) furnish promptly to Buyer such information concerning the same as Buyer or its Representatives may reasonably request; provided, however, that the Company shall not be required to provide access to any information or documents which would, in the reasonable judgment of the Company, (x) breach any agreement with any third party if the Company shall have used its reasonable best efforts to obtain the consent of such third party to such access or disclosure, (y) constitute a waiver of the attorney-client or other privilege held by the Company or (z) otherwise violate any applicable Laws. If any material is withheld by the Company pursuant to the proviso of the preceding sentence, the Company shall inform Buyer as to the general nature of what is being withheld.

(b) No investigation pursuant to this Section 6.5 shall affect any representation or warranty in this Agreement of any party hereto or any condition to the obligations of the parties hereto. The parties shall comply with, and shall cause their respective Representatives to comply with, all of their respective obligations under the Confidentiality Agreement with respect to the information provided pursuant to Section 6.5(a) (which shall be deemed “Evaluation Material” for purposes thereof).

Section 6.6 No Solicitation of Competing Proposal.

(a) From and after the date of this Agreement until the earlier of the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 8.1, the Company agrees that neither it nor any Subsidiary of the Company shall, and that it shall cause its and their respective Representatives not to, directly or indirectly: (i) solicit, initiate, assist or knowingly facilitate or encourage the making of any Competing Proposal or any inquiry, offer or proposal that could reasonably be expected to lead to any Competing Proposal; (ii) enter into, engage or participate in, or continue any negotiations regarding any Competing Proposal or any inquiry, proposal or offer that could reasonably be expected to lead to, any Competing Proposal; (iii) other than in the ordinary course of business consistent with past practice and not in connection with any Competing Proposal, furnish to any person or group (other than Buyer and its Affiliates) any non-public information relating to the Company or any of its Subsidiaries (provided that the Company may furnish information with respect to the FFELP Transaction to the FFELP Buyer Parent and may furnish information with respect to the CBNA Transaction to CBNA); (iv) engage or participate in discussions with any person with respect to any Competing Proposal or any proposal, inquiry or offer that could reasonably be expected to lead to any Competing Proposal; (v) approve, endorse or recommend or propose publicly to approve, endorse or recommend any Competing Proposal or any proposal, inquiry or offer that could reasonably be expected to lead to any Competing Proposal; or (vi) approve, endorse or recommend or publicly announce an intention to approve, endorse or recommend, or enter into any letter of intent or similar document or any agreement, commitment or other Contract relating to any Competing Proposal or any inquiry, offer or proposal that could reasonably be expected to lead to, any

Competing Proposal (other than as contemplated by the Related Transactions). The Company agrees that any breach of this Section 6.6(a) by any Subsidiary or Affiliate of the Company or any of its or their respective Representatives shall constitute a breach of this Section 6.6(a) by the Company.

(b) The Company shall, and shall cause its Subsidiaries and its and their respective Representatives to, immediately cease any existing solicitations, discussions or negotiations with any person (other than the parties hereto) with respect to any Competing Proposal (other than as contemplated by the Related Transactions).

(c) Notwithstanding any limitations set forth in this Agreement, if after the date hereof and prior to the receipt of the Requisite Stockholder Approval, the Company receives an unsolicited, bona fide written Competing Proposal that (i) did not result from a violation of Section 6.6 and (ii) the Board of Directors of the Company (upon the recommendation of the Special Committee) determines in good faith after consultation with the Company’s outside legal and financial advisors that such Competing Proposal constitutes or would reasonably be expected to result, after the taking of any of the actions referred to in any of clause (x), (y) or (z) below, in a Superior Proposal or an Alternate Superior Proposal, then the Company may, at any time prior to the receipt of the Requisite Stockholder Approval, take the following actions: (x) furnish non-public information with respect to the Company and its Subsidiaries to the third party making such Competing Proposal, if, and only if, such information has been previously or is contemporaneously provided to Buyer and prior to so furnishing such information, the Company receives from the third party an executed confidentiality agreement with terms no less favorable in the aggregate to the third party than the Confidentiality Agreement is to Buyer; (y) engage or participate in discussions or negotiations with such third party with respect to the Competing Proposal; and (z) in the case of a Competing Proposal that constitutes or would reasonably be expected to result in an Alternate Superior Proposal, engage in discussions or negotiations with CBNA and FFELP Buyer Parent with respect to the Competing Proposal; provided, however, that as promptly as reasonably practicable following the Company taking such actions as described in clauses (x), (y) or (z) above (and in any event within 24 hours), the Company shall provide written notice to Buyer of such determination as provided for in clause (ii) above, the identity of the third party making such Competing Proposal and the terms and conditions of the Competing Proposal. The Company shall keep Buyer informed on a current basis of the status of any such discussions or negotiations, including any discussions or negotiations with CBNA and FFELP Buyer Parent. Buyer shall be permitted to engage in discussions and negotiations with CBNA and FFELP Buyer Parent in connection with any Competing Proposal.

(d) Neither the Board of Directors of the Company nor any committee thereof shall (i) change, qualify, withdraw or modify, or publicly propose to change, qualify, withdraw or modify the Company Recommendation (a “Change of Recommendation”), (ii) approve or recommend, or publicly propose to approve or recommend, any Competing Proposal or (iii) exempt any person from any state takeover law, except as provided or permitted by this Section 6.6.

(e) If prior to the receipt of the Requisite Stockholder Approval, either:

(i) the Company receives an unsolicited Superior Proposal or an unsolicited Alternate Superior Proposal and the Company has complied with its obligations under this Section 6.6, or

(ii) other than in connection with a Competing Proposal, the Board of Directors of the Company (upon the recommendation of the Special Committee) determines in good faith, in response to the occurrence of a Company Intervening Event and after consultation with outside legal and financial advisors, that the failure of the Board of Directors of the Company to effect a Change of Recommendation would be inconsistent with the fiduciary duties of the Board of Directors of the Company to the Company’s stockholders under applicable Law, then, prior to the receipt of the Requisite Stockholder Approval, the Board of Directors of the Company may effect a Change of Recommendation (a “Permitted Change of Recommendation”); provided, that with respect to clause (i), (x) the Company shall have first (A) provided seven (7) Business Days’ prior written notice (a “Notice of Superior Proposal”) to Buyer that it is prepared to effect a Permitted Change of Recommendation in response to a Superior Proposal or an Alternate Superior Proposal and specifying the reasons therefor, including the terms and conditions of the Superior Proposal or Alternate Superior Proposal that are the basis of such proposed Permitted Change of Recommendation, copies of the agreements proposed to effect such Superior Proposal or Alternate Superior Proposal as well as all material correspondence relating to such Superior Proposal or Alternate Superior Proposal and the identity of the person making such proposed Superior Proposal or Alternate Superior Proposal (it being understood and agreed that any amendment to the financial terms or any material amendment of any such Superior Proposal or Alternate Superior Proposal shall require a new Notice of Superior Proposal and a new seven (7) Business Day period), and (B) during such seven (7) Business Day period, if requested by Buyer, engaged in good faith negotiations with Buyer (and the parties to the Related Transactions, if applicable) to amend this Agreement, the Ancillary Agreements, and/or the Related Transaction Agreements in such a manner that any Competing Proposal which was determined to be a Superior Proposal or an Alternate Superior Proposal, as the case may be, would no longer constitute a Superior Proposal or an Alternate Superior Proposal, as the case may be, and (y) at the end of such seven (7) Business Day period (or at such earlier time following receipt of a Notice of Superior Proposal that Buyer notifies the Company that it is not interested in pursuing further negotiations to amend this Agreement), such Competing Proposal has not been withdrawn and continues to constitute a Superior Proposal or an Alternate Superior Proposal (taking into account any changes, which have not been withdrawn, to the terms of this Agreement proposed by Buyer and/or, in the case of a Superior Proposal only, any changes to the Related Transaction Agreements or the Ancillary Agreements proposed by the parties thereto following a Notice of Superior Proposal, as a result of the negotiations required by sub-clause (B) or otherwise) and in the case of clause (ii), the Company shall have first provided seven (7) Business Days’ prior written notice (“Notice of a Proposed Change of Recommendation”) to Buyer that it is prepared to effect a Permitted Change of Recommendation in response to a Company Intervening Event and describing such Company Intervening Event and during such seven (7) Business Day period, if requested by Buyer, engaged in, and caused its Representatives and Affiliates to have engaged in, good faith negotiations with Buyer and its Representatives (and the parties to the Related Transaction Agreements and their Representatives) to amend this Agreement, the Ancillary Agreements and/or the Related Transaction Agreements and at the end of such seven (7) Business Day period, the Board of Directors of the Company (upon the recommendation of the Special Committee) after taking into account all changes, which have not been withdrawn, to the terms of this Agreement, the Ancillary Agreements and/or the Related Transaction Agreements proposed by Buyer or the parties thereto following such Notice of a Proposed Change of Recommendation, again determines in good faith that the failure to effect a Change of Recommendation would be inconsistent with the fiduciary duties of the Board of Directors of the Company to the Company’s stockholders under applicable Law.

(f) The Company shall advise Buyer promptly (and in any event within 24 hours) of (i) any Competing Proposal or indication, inquiry, proposal or offer with respect to or that could reasonably be expected to lead to any Competing Proposal, (ii) any request for non-public information relating to the Company, or (iii) any inquiry or request for discussion or negotiation regarding a Competing Proposal, including in each case the identity of the person making any such Competing Proposal or indication, inquiry, offer or proposal, the material terms of any such Competing Proposal or indication, inquiry, offer or proposal and any material correspondence relating thereto. The Company shall keep Buyer informed on a current basis of any material changes to the terms of any such Competing Proposal or indication or inquiry.

(g) Notwithstanding the limitations set forth in this Section 6.6, and in accordance with Section 6.6(e), if the Board of Directors of the Company has effected a Permitted Change of Recommendation in compliance with the requirements of Section 6.6(e)(i) in response to a Superior Proposal (but not an Alternate Superior Proposal) and is not in breach of Section 6.6, then, prior to receipt of the Requisite Stockholder Approval, the Board of Directors of the Company (upon the recommendation of the Special Committee) may cause the Company to enter into a binding written agreement (a “Superior Proposal Agreement”) to effect such Superior Proposal and terminate this Agreement in accordance with Section 8.1(g).

(h) Nothing contained in this Agreement shall prohibit the Company or the Board of Directors of the Company from (i) disclosing to the Company’s stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act or (ii) making any disclosure to its stockholders if the Board of Directors of the Company (or a committee thereof, as applicable) has reasonably determined in good faith, after consultation with outside legal and financial advisors, that the failure to do so would be inconsistent with any applicable Law; provided, however, that (A) any disclosure of a position contemplated by Rule 14e-2(a) or Rule 14d-9 promulgated under the Exchange Act other than a “stop, look and listen”, an express rejection of any applicable Competing Proposal or an express reaffirmation of the Company Recommendation shall be deemed to be a Change of Recommendation and (B) neither the Company nor the Company’s Board of Directors (nor any committee thereof) shall make any Change of Recommendation except in accordance with the other provisions of this Section 6.6.

(i) As used in this Agreement:

(i) “Competing Proposal” shall mean any proposal or offer from any person or group other than Buyer and its Affiliates to effect: (A) any direct or indirect acquisition or purchase, in any single transaction or series of related transactions, by any such person or group of persons, of 15% or more of the fair market value of the assets of the Post-Sale Company; (B) any direct or indirect acquisition or purchase by any person or group of persons of 15% or more of the total outstanding voting securities of the Company or any of its Subsidiaries; (C) any tender offer or exchange offer (including through the filing with the SEC of a Schedule TO), as defined pursuant to the Exchange Act, that if consummated, would result in any person or group beneficially owning 15% or more of the Company Common Stock or (D) any merger, consolidation, business combination, recapitalization, issuance of or amendment to the terms of outstanding stock or other securities, liquidation, dissolution or other similar transaction involving the Company as a result of which any person or group acting in concert would acquire assets or securities described in clause (A), (B) or (C) above;

(ii) “Company Intervening Event” means an event or circumstance material to the Company and its Subsidiaries, taken as a whole (other than any event or circumstance resulting from a breach of this Agreement by the Company or its Subsidiaries or any breach of any of the Related Transaction Agreements), that was unknown to the Board of Directors of the Company on the date hereof, which event or circumstance becomes known to the Board of Directors of the Company prior to the Requisite Stockholder Approval; provided, however, that (A) in no event shall the receipt, existence or terms of a Competing Proposal (or any proposal or inquiry to acquire any of the FFELP Purchased Assets or the CBNA Purchased Assets), or any inquiry or matter relating thereto or consequence thereof, constitute a Company Intervening Event, (B) in no event shall events or circumstances arising from the announcement or the existence of, or any action taken by either party pursuant to and in compliance with the terms of, this Agreement or the Related Transaction Agreements constitute a Company Intervening Event and (C) in no event shall any increase in the market price of the Company Common Stock, in and of itself, constitute a Company Intervening Event (provided that the event or circumstance underlying such increase in the market price of the Company Common Stock shall not be excluded, and may be taken into account, in determining whether there is a Company Intervening Event);

(iii) “Superior Proposal” shall mean any unsolicited, bona fide written Competing Proposal (except the references in clauses (A), (B) and (C) thereof to “15%” shall be replaced by “80%” and the reference in clause (A) thereof to the “Post-Sale Company” shall be replaced by the “Company”) that (A) is on terms that the Board of Directors of the Company (upon the recommendation of the Special Committee) determines in good faith, after consultation with outside financial and legal advisors and consideration of all relevant factors, would, if consummated, result in a transaction that is more favorable from a financial point of view to the holders of the Company Common Stock than the Transactions (taking into account any binding proposal to amend the terms of this Agreement, the Ancillary Agreements and/or any of the Related Transaction Agreements) and (B) is reasonably capable of being completed on the terms set forth in the proposal within a reasonable period of time, taking into account all financial, legal, regulatory and other aspects thereof. For the avoidance of doubt, references to the “Company” in this definition mean the Company, including the FFELP Purchased Assets, the CBNA Purchased Assets and the Acquired Assets; and

(iv) “Alternate Superior Proposal” shall mean any unsolicited, bona fide written Competing Proposal (except the references in clauses (A), (B) and (C) thereof to “15%” shall be replaced by “100%”) that (A) is on terms that the Board of Directors of the Company (upon the recommendation of the Special Committee) determines in good faith, after consultation with outside financial and legal advisors and consideration of all relevant factors, would, if consummated, result in a transaction that is more favorable from a financial point of view to the holders of the Company Common Stock than the Transactions (taking into account any binding proposal to amend the terms of this Agreement, the Ancillary Agreements and/or any of the Related Transaction Agreements), (B) is reasonably capable of being completed on the terms set forth in the proposal within a reasonable period of time, taking into account all financial, legal, regulatory and other aspects thereof and (C) would, if consummated, not result in (I) any person other than CBNA acquiring the CBNA Purchased Assets in accordance with the terms and conditions of the CBNA Transaction Agreement (as in effect immediately prior to the announcement of or the Company’s receipt of such Competing Proposal) and the Transaction Documents (as defined in the CBNA Transaction Agreement) and (II) any person other than FFELP Buyer Parent (and its Affiliates) acquiring the FFELP Purchased Assets in accordance with the terms and conditions of the FFELP Transaction Agreement (as in effect immediately prior to the Company’s receipt of such Competing Proposal) and the Transaction Documents (as defined in the FFELP Transaction Agreement).

(j) During the period from the date of this Agreement through the earlier of the Effective Time and the date of termination of this Agreement, the Company shall not terminate, amend, modify or waive any provision of any confidentiality agreement relating to a Competing Proposal or standstill agreement to which the Company or any of the Company Subsidiaries is a party (other than any involving Buyer). During such period, the Company agrees to enforce, to the fullest extent permitted under applicable Law, the provisions of any such agreements, including obtaining injunctions to prevent any breaches of such agreements and to enforce specifically the terms and provisions thereof in any court of the United States or any state thereof having jurisdiction. Notwithstanding the foregoing, the Company may waive any such standstill if the Board of Directors of the Company, after consultation with outside legal counsel, determines that the failure to do so would be inconsistent with the fiduciary duties of the Board of Directors of the Company to the Company’s stockholders under applicable Law.

(k) From and after the date of this Agreement until the earlier of the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 8.1, the Company agrees that it will comply with all agreements and covenants to be performed by it under Section 10.4 of the FFELP Transaction Agreement.

(l) Buyer agrees that neither it nor its Affiliates shall make any Competing Proposal (as defined in the FFELP Transaction Agreement) without the prior written consent of the Company or except as otherwise permitted through the FFELP Transaction Agreement.

Section 6.7 Notification of Certain Matters. The Company shall give prompt notice to Buyer, and Buyer shall give prompt notice to the Company, (a) of any event or matter that has caused any of its representations, warranties, covenants or agreements in this Agreement or in any Ancillary Agreement to be inaccurate in any material respect (provided, that the failure to provide such notice shall not in and of itself result in the failure of a closing condition, it being understood and agreed that the underlying inaccuracy may result in the failure of a closing condition), (b) of receipt of any notice or other communication received by such party (or, in the case of the Company, by the Depositor, any Securitization Trust or any Other Securitization Trust) from any Governmental Authority, any party to a Securitization Basic Document or an Other Securitization Basic Document, any holder of, or holder of a beneficial interest in, any note issued under a Securitization Indenture or an Other Securitization Indenture, any issuer of a Student Loan Insurance Policy or any Rating Agency in

connection with this Agreement, the Related Transaction Agreements or the Transactions, or from any person alleging that the consent of such person is or may be required in connection herewith or therewith, and (c) upon becoming aware of any Proceedings commenced or, to such party’s knowledge, threatened against or involving such party or any of its Subsidiaries which relate thereto. Without limiting the foregoing, the Company shall give prompt notice to Buyer, upon becoming aware of (i) any default or breach or failure to perform any obligation by any party to a Securitization Basic Document or Other Securitization Basic Document or (ii) receipt by it or by the Depositor, any Securitization Trust or any Other Securitization Trust of any written notice or communication from any person asserting the same.

Section 6.8 Public Announcements. The initial press releases with respect to the Transactions shall be press releases mutually agreed upon by Buyer, the Company, CBNA and FFELP Buyer Parent. Buyer and the Company shall consult with each other before issuing any other press release or otherwise making any public statements with respect to this Agreement or the Merger (and none of Buyer or its Affiliates shall issue or make any other press release with respect to the Related Transactions) and shall not issue any such press release without the prior consent of the other (which consent shall not be unreasonably withheld, delayed or conditioned), except as may be required by Law or any listing agreement with the NYSE to which Buyer or the Company is a party.

Section 6.9 Employee Matters.

(a) On or before the Closing, but effective as of the Closing Date (or January 1, 2011 in the event the Closing Date occurs prior to December 31, 2010), the Company shall take, or shall use reasonable efforts to cause its Affiliates, as applicable, to take, all actions necessary, if any, to cause the Company and its Subsidiaries to cease to be adopting or participating employers under all Benefit Plans that are not Company Benefit Plans and each Company Employee shall cease to accrue benefits under the Benefit Plans that are not Company Benefit Plans.

(b) The employment of each person employed by the Company and its Subsidiaries as of the Closing Date (for the avoidance of doubt, after giving effect to the Related Transactions and Section 6.1) (the “Company Employees”) shall automatically be continued on the Closing Date.

(c) Except as otherwise provided in the Separation Agreement with respect to severance benefits and transition services with respect to human resources and employee benefit plans and programs, for the period commencing on the Closing Date and ending on the first anniversary of the Closing Date, Buyer shall, or shall cause one of its Affiliates to, provide Company Employees with compensation and employee benefit plans, programs, policies and arrangements that are no less favorable, in the aggregate, than the compensation and employee benefit plans, programs, policies and arrangements provided to similarly situated employees of Buyer and its Affiliates. In addition, for the period commencing on the Closing Date and ending on the first anniversary of the Closing Date, unless agreed upon by such Company Employee, Buyer shall not, and shall cause each of its Affiliates not to, increase any Company Employee’s commute as of immediately prior to the Closing Date by thirty (30) or more miles one way.

(d) For the period commencing on the Closing Date and ending six (6) months following the Closing Date, Buyer shall, or shall cause its Affiliates to, provide to each Company Employee base wages or salaries, as applicable, that are no less favorable than the base wages or salaries provided to each such Company Employee by the Company and its Subsidiaries immediately prior to the Closing Date. In addition, on and following the Closing Date (or January 1, 2011 in the event the Closing Date occurs prior to December 31, 2010), Buyer shall, or shall cause its Affiliates to, cause each compensation or employee benefit plan, program, or arrangement maintained or contributed to by Buyer or any of its Affiliates and in which any Company Employee becomes eligible to participate, to treat the prior service of such Company Employee with the Company or any of its Affiliates, as the case may be, as service rendered to Buyer or its Affiliates, as the case may be, for all purposes (including vesting, eligibility, level of benefit (including for purposes of severance and vacation/paid time off benefits) and benefit accrual purposes); provided, however, that the foregoing shall not apply with respect to benefit accruals under any defined benefit plan; and provided, further, that the Company Employees’ years of service with the Company and its Affiliates and their respective predecessors before the Closing Date shall be not included for purposes of determining whether a Company Employee is eligible for subsidized retiree medical benefits.

(e) Buyer shall, or shall cause its Affiliates to, (i) waive any limitation on health and welfare coverage of any Company Employee due to pre-existing conditions and/or waiting periods, active employment requirements, and requirements to show evidence of good health under the applicable health and welfare plan of Buyer or any Affiliate of Buyer to the extent such Company Employee is currently covered under a health and welfare benefit plan of the Company or any of its Affiliates (as the case may be) and (ii) in the event the Closing Date occurs after January 1, 2011, credit each Company Employee with all deductible payments, co-payments and co-insurance paid by such employee and covered dependents under the group health plan of the Company or any of its Affiliates (as the case may be) prior to the Closing Date during the year in which the Closing Date occurs for the purpose of determining the extent to which any such employee and his or her dependents have satisfied their deductible and whether they have reached the out-of-pocket maximum under any medical plan of Buyer or any Affiliate of Buyer for such year.

(f) Effective as of the Closing Date (if the Closing Date occurs after December 31, 2010), Buyer shall (i) permit, or shall cause its Affiliates to permit, Company Employees to participate in flexible spending reimbursement accounts under a cafeteria plan qualifying under Section 125 of the Code (the “Buyer FSA”) to the extent coverage under such Buyer FSA replaces coverage under a comparable Benefit Plan in which such Company Employee participated immediately prior to the Closing Date (the “CBNA FSA”), (ii) credit Company Employees under the Buyer FSA immediately following the Closing Date with amounts available for reimbursement equal to such amounts as were credited under the CBNA FSA with respect to such person immediately prior to the Closing Date, and (iii) give effect under the Buyer FSA to any elections made by such Company Employees with respect to the CBNA FSA for the plan year in which the Closing Date falls.

(g) In the event that a Company Employee makes a voluntary election pursuant to Section 401(a)(31) of the Code to roll over his or her account balance in the Citigroup 401(k) Plan to a tax-qualified defined contribution plan sponsored by Buyer, Buyer agrees to cause such tax-qualified defined contribution plan to accept such rollover, subject to the terms of the Buyer’s tax-qualified defined contribution plan.

(h) Effective as of January 1, 2011 (if the Closing Date occurs prior to December 31, 2010) or effective as of the Closing Date (if the Closing Date occurs on or after January 1, 2011), Buyer shall credit each Company Employee with the number of unused planned time off days earned by and credited to such Company Employee as of immediately prior to the Closing Date in accordance with the policy of the Company immediately prior to the Closing Date. For the period commencing on the Closing Date and ending on the first anniversary of the Closing Date, Buyer shall provide Company Employees with planned and unplanned time-off policies that are no less favorable than the planned and unplanned time-off policies provided to similarly situated employees of Buyer and its Affiliates; provided, however, that the number of unused planned time-off days that may be carried over from 2010 to 2011 shall be limited by the time-off policies as in effect with respect to the Company Employees immediately prior to the Closing Date; provided further that any unused planned time-off days that are carried over from 2010 to 2011 must be used before any planned time-off days earned in 2011 may be used. For the avoidance of doubt, the number of unused planned time-off days and unplanned time-off days that may be carried over from 2011 to 2012 shall be limited by the planned and unplanned time-off policies of similarly situated employees of the Buyer and its Affiliates.

(i) Without limiting the generality of Section 9.5, the provisions of this Section 6.9 are for the sole benefit of the parties to this Agreement and nothing herein, expressed or implied, is intended or shall be construed to confer upon or give to any person (including, for the avoidance of doubt, any Company Employee or former employee of the Company or any of its Subsidiaries), other than the parties hereto and their respective permitted successors and assigns, any legal or equitable or other rights or remedies (with respect to the matters provided for in this Section 6.9) under or by reason of any provision of this Agreement. Nothing in this Section 6.9 shall amend, or be deemed to amend (or prevent the amendment or termination of) any Benefit Plan or any compensation or benefit plan of the Company or its Affiliates. Nothing in this Section 6.9 shall create any obligation on the part of Buyer (or the Company, as applicable) to continue the employment of a Company Employee or any employee of the Company or its Subsidiaries for any definite period of time following the Effective Time.

Section 6.10 Acquisition Sub. Buyer will take all actions necessary to (a) cause Acquisition Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement and (b) ensure that, prior to the Effective Time, Acquisition Sub shall not conduct any business or make any investments other than in connection with the transactions contemplated by this Agreement, or incur or guarantee any indebtedness.

Section 6.11 Related Transaction Agreements.

(a) Without the prior written consent of Buyer, the Company shall not (i) amend, modify or waive any provision of the Related Transaction Agreements or the Ancillary Agreements (or the forms thereof or term sheets relating thereto) in a manner that would reasonably be expected to adversely affect Buyer’s, the Company’s or any of their respective Subsidiaries’ rights and obligations under, or materially impair the ability of Buyer, the Company or any of their respective Subsidiaries to perform any of their obligations under, this Agreement, the Ancillary Agreements or the Related Transaction Agreements or materially delay the Closing Date or (ii) terminate the FFELP Transaction Agreement pursuant to Section 11.1(a) of such agreement or the CBNA Transaction Agreement pursuant to Section 9.1(a) of such agreement. Subject to the foregoing, the Company shall deliver promptly (and in any event not later than five Business Days prior to the proposed effective date thereof) to Buyer copies of all proposed amendments, modifications and waivers to any Related Transaction Agreement or Ancillary Agreement. The Company shall comply in all material respects with all agreements and covenants required to be performed by it under the Related Transaction Agreements and the Ancillary Agreements on or prior to the Closing Date. The Company agrees to use reasonable best efforts to enforce, to the fullest extent permitted under applicable Law, the provisions of each Related Transaction Agreement and Ancillary Agreement, including obtaining injunctions to enforce specifically the terms and provisions thereof in any court of the United States or any state thereof having jurisdiction.

(b) The Company shall keep Buyer informed on a reasonably current basis of any material changes in or developments with respect to the Related Transactions, including delivering to Buyer copies of all notices the Company receives under the Related Transaction Agreements, and, subject to applicable Laws, shall furnish promptly to Buyer such information concerning the status of and the progress towards closing the Related Transactions as Buyer or its Representatives may reasonably request. Without limiting the foregoing, the Company shall give prompt notice to Buyer of any event or matter that it becomes aware of that would be reasonably likely to result in the failure of any condition in any Related Transaction Agreement to be satisfied.

Section 6.12 Certain Ancillary Agreements.

(a) Each of the Company and Buyer agree that it will, and cause its Affiliates and Subsidiaries to, negotiate in good faith definitive versions of the Transition Agreements in a manner consistent with, and containing the terms set forth in, the term sheet attached hereto as Exhibits G and on other customary terms to which the parties may agree, for execution by the Company and Buyer, their respective Affiliates or Subsidiaries on the Closing Date.

(b) At the Closing, each of the Company and Buyer shall, and shall cause their applicable Affiliates to, execute and deliver the Subservicing Letter Agreement, the Transition Agreements and each other Ancillary Agreement to be executed and delivered by such party or its Affiliates.

Section 6.13 Agreements with Other Parties. Without the prior written consent of the Company (upon the recommendation of the Special Committee), between the date of this Agreement and the Closing Date, Buyer shall not, and shall not permit any of its Affiliates to, enter into any agreements, arrangements or understandings (other than as provided in this Agreement, the Ancillary Agreements and the Related Transaction Agreements) between Buyer or its Affiliates and either (i) FFELP Buyer Parent or its Affiliates with respect to the Transactions or (ii) CBNA or its Affiliates with respect to the Transactions that would have the effect of providing additional consideration in excess of the Merger Consideration provided to CBNA pursuant to this Agreement.

Section 6.14 FIRPTA Certificate. The Company shall deliver to Buyer at Closing a duly executed certificate that the Company does not constitute a “United States real property holding corporation” (as defined in section 897 of the Code and the Treasury Regulations promulgated thereunder) in the form and manner required under section 1.1445-2(c)(3) of the Treasury Regulations; provided, however, if the Company fails to deliver such a certificate or Buyer has actual knowledge that such statement is false (or has received a notice that the statement is false) pursuant to Treasury Regulation Section 1.1445-4, Buyer shall be entitled to withhold pursuant to Section 1445 of the Code from amounts payable under this Agreement.

ARTICLE VII

CONDITIONS TO THE MERGER

Section 7.1 Conditions to the Obligations of Each Party. The obligations of the Company, Buyer and Acquisition Sub to consummate the Merger are subject to the satisfaction or waiver (by mutual agreement of the Company (upon the recommendation of the Special Committee) and Buyer, to the extent permitted by applicable Law) of the following conditions:

(a) the Requisite Stockholder Approval shall have been obtained;

(b) any applicable waiting period (or extension thereof) under the HSR Act relating to the Merger shall have expired or been terminated;

(c) no Governmental Authority shall have commenced, enacted, issued, promulgated, enforced or entered into any Proceeding, Order or Law which is then in effect and has the effect of making the Merger illegal or otherwise prohibiting the consummation of the Merger;

(d) the FFELP Transaction Closing shall have occurred; and

(e) the CBNA Transaction Closing shall have occurred.

Section 7.2 Conditions to the Obligations of Buyer. The obligations of Buyer and Acquisition Sub to consummate the Merger are subject to the satisfaction or waiver by Buyer of the following further conditions:

(a)(i) the representations and warranties of the Company contained in this Agreement shall be true and correct as of the date hereof and at and as of the Effective Time (without giving effect to any limitation as to materiality or Company Material Adverse Effect set forth therein) with the same force and effect as if made at and as of the Effective Time (other than (A) the representations and warranties set forth in the second and last sentences in Section 4.3(a), the second sentence in Section 4.3(b), Section 4.3(c), Section 4.3(d), Section 4.7(c), Section 4.9, Section 4.15(c), Section 4.17(c), Section 4.19, Section 4.24, Section 4.25, Section 4.26, Section 4.27 and Section 4.28, which are addressed in clauses (ii) and (iii) below, and (B) those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which need only be true and correct as of such date or with respect to such period), except where the failure of such representations and warranties to be true and correct has not had and would not have, individually or in the aggregate, a Company Material Adverse Effect or materially impair the ability of the Company to perform its obligations under this Agreement, the Ancillary Agreements or the Related Transaction Agreements; (ii) the representations and warranties of the Company set forth in the second and last sentences in Section 4.3(a), the second sentence in Section 4.3(b), Section 4.3(c), Section 4.3(d), Section 4.15(c), Section 4.17(c), Section 4.19, Section 4.24, Section 4.25, Section 4.26 and Section 4.27 shall be true and correct in all material respects as of the date hereof and at and as of the Effective Time with the same force and effect as if made at and as of the Effective Time (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which need only be true and correct as of such date or with respect to such period); and (iii) the representations and warranties of the Company set forth in Section 4.7(c), Section 4.9 and Section 4.28 shall be true and correct as of the date hereof and at and as of the Effective Time with the same force and effect as if made at and as of the Effective Time;

(b) the Company shall have performed and complied in all material respects with all material agreements and covenants required by this Agreement and the Separation Agreement to be performed or complied with by it at or prior to the Effective Time, other than the covenant set forth in Section 6.14;

(c) the Omnibus Credit Agreement shall have been terminated, all obligations of the Company and its Subsidiaries thereunder shall have been discharged in full, all Liens thereunder shall have been terminated and released and all property and assets held as collateral thereunder shall have been released, and Buyer shall have received reasonably satisfactory evidence thereof;

(d) since the date hereof, there shall not have been any receiver or conservator appointed for CBNA or for all or any substantial part of its property;

(e) there shall have been no amendment or modification to, or waiver of, any provision or condition of the Related Transaction Agreements or the Ancillary Agreements (or the forms thereof or term sheets relating thereto) in a manner that would reasonably be expected to adversely affect Buyer’s, the Company’s or any of their respective Subsidiaries’ rights and obligations under this Agreement, the Ancillary Agreements or the Related Transaction Agreements effected without the prior written consent of Buyer;

(f) all of the Ancillary Agreements and all of the Related Transaction Agreements shall have been duly executed and delivered by each party thereto, each such agreement shall be in full force and effect, and no event shall have occurred and no condition or state of facts shall exist that has caused or would reasonably be expected to cause any such agreement not to be in full force and effect or that has materially impaired or would reasonably be expected to materially impair the ability of any party to perform its obligations thereunder; and

(g) the Company shall have delivered to Buyer a certificate, dated the Effective Time and signed by an executive officer of the Company, certifying to the effect that the conditions set forth in Sections 7.2(a) through 7.2(f) have been satisfied.

Section 7.3 Conditions to the Obligations of the Company. The obligations of the Company to consummate the Merger are subject to the satisfaction or waiver by the Company (upon the recommendation of the Special Committee) of the following further conditions:

(a) the representations and warranties of Buyer and Acquisition Sub contained in this Agreement shall be true and correct (without giving effect to any limitation as to materiality set forth therein) at and as of the Effective Time with the same force and effect as if made at and as of the Effective Time (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which need only be true and correct as of such date or with respect to such period), except where the failure of such representations and warranties to be true and correct would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or materially impair the ability of Buyer or any of its Subsidiaries to consummate any of the Transactions;

(b) Buyer and Acquisition Sub shall have performed and complied in all material respects with all material agreements and covenants required by this Agreement and the Separation Agreement to be performed or complied with by them at or prior to the Effective Time; and

(c) Buyer shall have delivered to the Company a certificate, dated the Effective Time and signed by an executive officer of Buyer, certifying to the effect that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

Section 8.1 Termination. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Merger may be abandoned, at any time prior to the Effective Time, whether before or after the Requisite Stockholder Approval, as follows:

(a) by mutual written consent of each of Buyer and the Company;

(b) by written notice of either Buyer or the Company, if (i) the Merger has not been consummated on or before March 31, 2011 (the “Termination Date”); and (ii) the party seeking to terminate this Agreement pursuant to this Section 8.1(b) shall not have breached in any material respect its obligations under this Agreement in any manner that shall have proximately caused the failure to consummate the Merger on or before such date; provided that, if as of the Termination Date, (A) all of the conditions to this Agreement (other than those that are to be satisfied by action taken at the Closing) shall have been satisfied or waived other than the conditions set forth in (x) Section 7.1(b) or Section 7.1(c), or (y) Section 7.1(d) or Section 7.1(e) (to the extent resulting from the failure to obtain regulatory approvals), or (B) the “Termination Date” (as defined in the FFELP Transaction Agreement or the CBNA Transaction Agreement, as applicable) has been extended, then the Termination Date shall be automatically extended to April 30, 2011 or such date as the Termination Date (as defined in the FFELP Transaction Agreement or the CBNA Transaction Agreement) has been extended;

(c) by written notice of either Buyer or the Company, if any Governmental Authority of competent jurisdiction shall have issued an Order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such Order or other action shall have become final and nonappealable; provided that the party seeking to terminate this agreement pursuant to this Section 8.1(c) shall have complied in all material respects with its obligations under Section 6.4 hereof;

(d) by written notice of either Buyer or the Company, if the Requisite Stockholder Approval shall not have been obtained at a duly held Stockholders’ Meeting (including any adjournment or postponement thereof at which a quorum is present and the votes to adopt this Agreement and approve the Merger are taken);

(e) by written notice from the Company to Buyer, if Buyer shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (1) would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b) and (2) cannot be cured by the Termination Date; provided that the Company shall have given Buyer written notice, delivered at least forty-five (45) days prior to such termination, stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(e) and the basis for such termination;

(f) by written notice from Buyer to the Company, if the Company shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (1) would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b) and (2) cannot be cured by the Termination Date; provided that Buyer shall have given the Company written notice, delivered at least forty-five (45) days prior to such termination, stating Buyer’s intention to terminate this Agreement pursuant to this Section 8.1(f) and the basis for such termination;

(g) by written notice from the Company (upon the recommendation of the Special Committee) to Buyer, simultaneously with the Company or its Subsidiaries entering into a Superior Proposal Agreement in accordance with Section 6.6(g);

(h) by written notice from either Buyer or the Company, if either the FFELP Transaction Agreement or the CBNA Transaction Agreement has been terminated; or

(i) by written notice from Buyer if the Company effects a Change of Recommendation in response to a Superior Proposal.

Section 8.2 Effect of Termination. If this Agreement is terminated pursuant to Section 8.1, this Agreement shall become void and of no effect without liability of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other party hereto; provided, however, no party to this Agreement shall be relieved or released from any liabilities or damages arising out of its knowing and intentional breach of its obligations under this Agreement. For purposes of this Agreement, “knowing and intentional breach” means an act or failure to act which constitutes a breach of this Agreement with respect to which the breaching party has knowledge (actual or constructive) that such act or failure to act would or would reasonably be expected to breach its obligations under this Agreement. Notwithstanding the foregoing, the provisions of this Article VIII, Article IX, and the Confidentiality Agreement referred to in Section 6.5 shall survive any termination hereof pursuant to Section 8.1.

Section 8.3 Fees and Expenses.

(a) If (i) prior to the termination of this Agreement, a Qualifying Transaction is proposed or publicly disclosed, (ii) this Agreement is terminated by Buyer or the Company pursuant to Section 8.1(b) and (iii) concurrently with, or within twelve (12) months after any such termination, any Qualifying Transaction is consummated or the Company or any of its Affiliates enters into any letter of intent, agreement in principle or Contract with respect to a Qualifying Transaction, then the Company shall pay to Buyer a fee of $24,000,000 in cash, such payment to be made upon the earlier of entry into the letter of intent, agreement in principle or Contract with respect to such Qualifying Transaction or the consummation of such Qualifying Transaction; provided, that if at the time of such payment the FFELP Buyer Parent is entitled to a payment from the Company pursuant to Section 11.3(a) of the FFELP Transaction Agreement, then the Company shall pay to Buyer a fee of $12,000,000 in cash.

(b) If (i) prior to the termination of this Agreement, an Alternate Superior Proposal is proposed or publicly disclosed and (ii) this Agreement is terminated by Buyer or the Company pursuant to Section 8.1(b) or Section 8.1(d), then the Company shall pay to Buyer a fee of $24,000,000 in cash, such payment to be made promptly upon termination of this Agreement and in any event within two (2) Business Days after the termination of this Agreement.

(c) If this Agreement is terminated by the Company pursuant to Section 8.1(g), then the Company shall pay to Buyer a fee of $12,000,000 in cash, such payment to be made concurrently with such termination.

(d) If this Agreement is terminated by Buyer pursuant to Section 8.1(i), then the Company shall pay to Buyer a fee of $12,000,000 in cash, such payment to be made promptly upon termination of this Agreement and in any event within two (2) Business Days after the termination of this Agreement.

(e) If this Agreement is terminated by the Company or Buyer (i) pursuant to Section 8.1(h) and, prior thereto, the FFELP Transaction Agreement was terminated by the FFELP Buyer Parent pursuant to Section 11.1(e) or Section 11.1(g) of the FFELP Transaction Agreement or (ii) pursuant to Section 8.1(b) and there had previously occurred a willful breach by the Company of the FFELP Transaction Agreement, then the

Company shall pay Buyer a fee of $24,000,000 in cash, such payment to be made no later than two (2) Business Days after the date of termination of this Agreement. In the event that Buyer receives the Company Termination Fee pursuant to this Section 8.3(e), the receipt of such fee shall be deemed to be liquidated damages for any and all losses or damages suffered or incurred by Buyer or Acquisition Sub in connection with this Agreement (and the termination hereof); provided, that nothing in this Section 8.3(e) shall prohibit any payment required to be made pursuant to Section 8.3(f).

(f) Unless a Company Termination Fee is payable under Section 8.3(e), if this Agreement is terminated by the Company or Buyer pursuant to (i) Section 8.1(b) and at the time of such termination the only conditions that were not satisfied were Section 7.1(d), Section 7.1(e), Section 7.2(c) and any other conditions that by their nature can only be satisfied at the Closing or (ii) Section 8.1(h), then the Company shall reimburse Buyer upon demand by wire transfer of immediately available funds to an account specified in writing by Buyer for an amount equal to 120% of the aggregate amount of Transaction Expenses of Buyer; provided, however, that the Company shall not be obligated to make a payment pursuant to this Section 8.3(f) in excess of $4,000,000 in the aggregate.

(g) Notwithstanding anything in this Agreement to the contrary, in no event shall the Company be required to pay a Company Termination Fee pursuant to Section 8.3(a), 8.3(b), 8.3(c), 8.3(d) or 8.3(e) on more than one occasion. Any such payment shall be reduced by any amounts as may be required to be deducted or withheld therefrom under applicable Tax Law, provided, however, that prior to or on the date of the Company making any such withholding, (i) the Company shall notify Buyer as soon as reasonably practicable after notice of termination of this Agreement or entry into a Superior Proposal Agreement, as applicable, that such withholding is required, (ii) the Company and Buyer shall use reasonable efforts to minimize any withholding Taxes and (iii) Buyer may deliver to the Company such properly completed and executed documentation prescribed by applicable Law as would permit such payment to be made without withholding or at a reduced rate of withholding. Buyer and the Company each acknowledge that under current Law, no U.S. federal withholding Tax would be required with respect to the Company Termination Fee.

(h) Each of the parties hereto acknowledges that the Company Termination Fee and the other provisions of this Section 8.3 are an integral part of the transactions contemplated by this Agreement and that, without the Company Transaction Fee and such other provisions, Buyer would not enter into this Agreement; accordingly, if the Company fails to promptly pay the amounts due pursuant to Section 8.3(a), 8.3(b), 8.3(c), 8.3(d), 8.3(e) or 8.3(f) and, in order to obtain such payment Buyer commences a suit which results in a judgment against the Company for any of the amounts set forth in Section 8.3(a), 8.3(b), 8.3(c), 8.3(d), 8.3(e) or 8.3(f), then the Company shall pay to Buyer its costs and expenses (including attorneys’ fees) in connection with such suit, together with interest on all amounts due pursuant to Section 8.3(a), 8.3(b), 8.3(c), 8.3(d), 8.3(e) or 8.3(f) at the prime rate of Citibank, N.A. in effect on the date plus 2% per annum from the date such amounts were required to be paid until the date actually received by Buyer.

(i) Subject to the foregoing, all expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses, except that the Company shall pay, whether or not the Merger or any other transaction is consummated, all expenses incurred in connection with (i) printing, filing and mailing the Proxy Statement and all SEC and other regulatory filing fees incurred in connection with the Proxy Statement, (ii) any filing with antitrust authorities and (iii) the Paying Agent. Any Company Termination Fee required to be paid pursuant hereto shall be paid by wire transfer of immediately available funds to an account specified in writing by Buyer.

Section 8.4 Amendment. This Agreement may be amended by mutual agreement of the parties hereto at any time prior to the Effective Time (in the case of the Company, by the Board of Directors (upon the recommendation of the Special Committee)); provided, however, that, after the adoption of this Agreement and approval of the Merger by stockholders of the Company, there shall not be any amendment that by Law or in accordance with the rules of the NYSE requires further approval by the stockholders of the Company without such further approval of such stockholders nor any amendment or change not permitted under applicable Law. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

Section 8.5 Waiver. At any time prior to the Effective Time, subject to applicable Law, any party (in the case of the Company, by the Board of Directors (upon the recommendation of the Special Committee)) hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto and (c) subject to the proviso of Section 8.4, waive compliance with any agreement or condition contained herein. Any such extension or waiver shall only be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. Notwithstanding the foregoing, no failure or delay by the Company, Buyer or Acquisition Sub in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

ARTICLE IX

GENERAL PROVISIONS

Section 9.1 Notices. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission (provided that any notice received by facsimile transmission or otherwise at the addressee’s location on any Business Day after 5:00 p.m. (addressee’s local time) shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next Business Day), by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.1):

if to Buyer:

Discover Bank

12 Read’s Way

New Castle, Delaware 19720

Fax: 302-323-7393

Attention:    Mike Rickert

with copies to (which shall not constitute notice):

Discover Financial Services

2500 Lake Cook Road

Riverwoods, IL 60015

Fax: 224-405-4957

Attention:    Carlos Minetti

and:

Discover Financial Services

2500 Lake Cook Road

Riverwoods, IL 60015

Fax: 224-405-4584

Attention:    Kelly McNamara Corley

and:

Sidley Austin LLP

1 South Dearborn Street

Chicago, IL 60603

Fax: 312-853-7036

Attention:    Paul L. Choi

                        Willis R. Buck, Jr.

                        Scott R. Williams

if to the Company:

The Student Loan Corporation

750 Washington Blvd.

Stamford, Connecticut 06901

Fax: 203-975-6724

Attention:    Chief Executive Officer

with copies to (which shall not constitute notice):

CID Management

850 Third Ave, 18th Floor

New York, NY 10022

Fax: 212-207-3950

Attention:    Rodman L. Drake, Chairman of the Special Committee

and with further copies to (which shall not constitute notice):

Proskauer Rose LLP

1585 Broadway

New York, NY 10036-8299

Fax: 212-969-2900

Attention:    Julie Allen

                        Arnold Jacobs

and:

McDermott, Will & Emery LLP

340 Madison Avenue

New York, New York 10173-1922

Fax: 212-547-5444

Attention:    Peter J. Rooney

and:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

Fax: 212-735-2000

Attention:    William S. Rubenstein

                        Sean C. Doyle

Section 9.2 Interpretation; Certain Definitions. When a reference is made in this Agreement to an Article, Section or Exhibit, such reference shall be to an Article or Section of, or an Exhibit to, this Agreement, unless otherwise indicated. The table of contents and headings for this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any statute defined or referred to herein or in any agreement or instrument that is referred to herein means such statute as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor statutes, and any rules, regulations or guidelines issued or promulgated thereunder. Other than in Section 9.4, references to a person are also to its permitted successors and assigns. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

Section 9.3 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Merger is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Merger be consummated as originally contemplated to the fullest extent possible.

Section 9.4 Assignment. Neither this Agreement nor any rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties hereto.

Section 9.5 Entire Agreement; No Third Party Beneficiaries. This Agreement (including the exhibits and schedules hereto), the Confidentiality Agreement and the Ancillary Agreements constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof and thereof. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided that, from and after the Effective Time, the Company’s stockholders shall be third party beneficiaries of the right to receive the Merger Consideration pursuant to Article III.

Section 9.6 Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) shall be governed by, and construed in accordance with the Laws of the State of Delaware, without giving effect to any otherwise applicable choice or conflict of laws provision or rule.

Section 9.7 Consent to Jurisdiction.

(a) Each of Buyer, Acquisition Sub and the Company hereby irrevocably submits to the exclusive jurisdiction of the Delaware Chancery Court, or if such court shall not have jurisdiction, any federal or other state court of the State of Delaware, for the purpose of any action or proceeding arising out of or relating to this Agreement and each of the parties hereto hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any such court. Each of Buyer, Acquisition Sub and the Company agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(b) Each of Buyer, Acquisition Sub and the Company irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such party. Nothing in this Section 9.7 shall affect the right of any party to serve legal process in any other manner permitted by Law.

Section 9.8 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in two (2) or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 9.9 WAIVER OF JURY TRIAL. EACH OF BUYER, ACQUISITION SUB AND THE COMPANY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER, THE OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF BUYER OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

Section 9.10 Specific Performance. The parties hereby expressly acknowledge and agree that immediate, extensive and irreparable damage would result, no adequate remedy at law would exist and damages would be difficult to determine in the event that any provision of this Agreement is not performed in accordance with its specific terms or otherwise breached. Therefore, in addition to, and not in limitation of, any other remedy available to any party, an aggrieved party under this Agreement would be entitled to specific performance of the terms hereof and immediate injunctive relief, without the necessity of proving the inadequacy of money damages as a remedy. Such remedies, and any and all other remedies provided for in this Agreement, shall, however, be cumulative in nature and not exclusive and shall be in addition to any other remedies whatsoever which any party may otherwise have. Each of the parties hereby acknowledges and agrees that it may be difficult to prove damages with reasonable certainty, that it may be difficult to procure suitable substitute performance, and that injunctive relief and/or specific performance will not cause an undue hardship to the parties. Each of the parties hereby further acknowledges that the existence of any other remedy contemplated by this Agreement does not diminish the availability of specific performance of the obligations hereunder or any other injunctive relief.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Buyer, Acquisition Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

DISCOVER BANK

By:	/S/ MICHAEL F. RICKERT
	Name:	Michael F. Rickert
	Title:	Vice President, Chief Financial Officer and Treasurer

ACADEMY ACQUISITION CORP.

By:	/S/ CARLOS MINETTI
	Name:	Carlos Minetti
	Title:	President

THE STUDENT LOAN CORPORATION

By:	/S/ MICHAEL J. REARDON
	Name:	Michael J. Reardon
	Title:	Chief Executive Officer

Appendix A

COMPANY REPRESENTATIONS AND WARRANTIES

WITH RESPECT TO TRUST STUDENT LOANS

Except for Student Loans that have been purchased or substituted by the Company or the Depositor in accordance with the terms of the Securitization Master Terms Sale Agreements or the Securitization Master Terms Purchase Agreements, the Company represents and warrants as to the Trust Student Loans purchased by the Depositor or substituted by the Company under the related Purchase Agreement and each Bill of Sale executed pursuant to the Securitization Master Terms Purchase Agreements as of the date of the related Purchase Agreement, or as of the date otherwise noted:

(a) The Company, had good and marketable title to, and was the sole owner of, the Trust Student Loans, free and clear of all security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances of any nature and no right of rescission, offsets, defenses or counterclaims had been asserted or threatened with respect to such Trust Student Loans;

(b) Each Securitization Master Terms Purchase Agreement created a valid and continuing security interest (as defined in the applicable Uniform Commercial Code) in the Trust Student Loans sold thereunder in favor of the Depositor, which security interest was prior to all other security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances, and was enforceable as such as against creditors of and purchasers from the Company;

(c) The Trust Student Loans constituted either “Payment Intangibles” or “Instruments” within the meaning of the applicable Uniform Commercial Code;

(d) The Trust Student Loans were Securitization Eligible Loans and the description of the Trust Student Loans set forth in the related Purchase Agreement and the related Loan Transmittal Summary Form were true and correct;

(e) The Company was authorized to sell, assign, transfer, substitute and repurchase the Trust Student Loans; and the sale, assignment and transfer of such Trust Student Loans was or, in the case of a Student Loan repurchase or substitution by the Company, was made pursuant to and consistent with the laws and regulations under which the Company operated, and did not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which the Company was a party or by which the Company or its property was bound, or constituted a default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

(f) The Trust Student Loans were each in full force and effect in accordance with their terms and were legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defense of infancy);

(g) No consents and approvals were required by the terms of the Trust Student Loans for the consummation of the sale of such Trust Student Loans under the related Purchase Agreement to the Depositor;

(h) The information with respect to the applicable Trust Student Loans as of the Securitization Cutoff Date or, in the case of any substituted Trust Student Loans, the related Payment Cutoff Date, as stated on the related Loan Transmittal Summary Form was materially true and correct;

(i) Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting on the Trust Student Loans;

A-1

(j) Each Trust Student Loan had been duly made and serviced in accordance with the provisions of the related program under which such Trust Student Loan was originated and all applicable federal and state laws;

(k) No Trust Student Loan was more than the number of days Delinquent permitted under the terms of the related Securitization Master Terms Purchase Agreement and no default, breach, violation or event permitting acceleration under the terms of any Trust Student Loan had arisen; and neither the Company nor any predecessor holder of any Trust Student Loan had waived any of the foregoing other than as permitted by the Securitization Basic Documents;

(l) Except for Trust Student Loans executed electronically, there was only one original executed copy of the Note evidencing each Trust Student Loan. For Trust Student Loans that were executed electronically, either (i) the Servicer had possession of the electronic records evidencing the Note or (ii) the Company had agreements with the previous holders or servicers of such Note under which the relevant holder or servicer agreed to hold and maintain the electronic records evidencing the Note, in each case as may have been necessary to enforce the Note or as may have been required by applicable laws regarding electronic chattel paper, including without limitation, any applicable e-sign loans.

(m) The Notes that constitute or evidence the Trust Student Loans did not have any marks or notations indicating that they had been pledged, assigned or otherwise conveyed to any person other than the Depositor. All financing statements filed against the Company in favor of the Depositor in connection with the applicable Purchase Agreement describing the Trust Student Loans contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the [secured party]”;

(n) Other than the security interest granted to the Depositor pursuant to the applicable Securitization Master Terms Purchase Agreement, the Company had not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Trust Student Loans. The Company had not authorized the filing of and was not aware of any financing statements against the Company that included a description of collateral covering the Trust Student Loans other than any financing statement relating to the security interest granted to the Company thereunder or any other security interest that had been terminated. The Company was not aware of any judgment or Tax lien filings against the Company;

(o) No Borrower of a Trust Student Loan as of the applicable Securitization Cutoff Date or, in the case of any substitution following the Securitization Closing Date, as of the date of the related Purchase Agreement, was noted in the related Loan File as being then involved in a bankruptcy proceeding;

(p) The transfer and assignment under the related Purchase Agreement and each Securitization Master Terms Purchase Agreement constituted a valid sale of the Trust Student Loans from the Company to the Depositor and the beneficial interest in and title to such Trust Student Loans would not be part of the Company’s estate in the event of the bankruptcy of the Company or the appointment of a receiver with respect to the Company. The Company caused the timely filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect a first priority security interest in the related Trust Student Loans and other collateral granted under the Securitization Basic Documents; and

(q) With respect to Trust Student Loans in the 2006-A Trust, the Company has the right to assign to the Depositor its rights under the applicable Insurance Agreements covering Trust Student Loans that are subject to Student Loan Insurance Policies.

A-2

Exhibit A

EXECUTION COPY

INDEMNIFICATION AGREEMENT

INDEMNIFICATION AGREEMENT (this “Agreement”), dated as of September 17, 2010, by and between Citibank, N.A., a national banking association (“CBNA”), and Discover Bank, a Delaware banking corporation (“Buyer” and, together with CBNA, the “Parties”).

RECITALS

WHEREAS, Buyer, Academy Acquisition Corp., a Delaware corporation and a wholly-owned Subsidiary of Buyer (“Acquisition Sub”), and The Student Loan Corporation, a Delaware corporation (the “Company”), are executing an Agreement and Plan of Merger, dated as of the date of this Agreement (including the exhibits, schedules and annexes thereto, the “Merger Agreement”), providing for, among other things the Merger;

WHEREAS, concurrently with the execution of the Merger Agreement, the Company, CBNA, Citibank (South Dakota) National Association (“CSD”) and SLC Student Loan Receivables I, Inc., a Delaware corporation (“Depositor”), have executed an Asset Purchase Agreement, dated as of the date of this Agreement, providing for the CBNA Transaction;

WHEREAS, CBNA, SLM Corporation, a Delaware corporation (“FFELP Buyer Parent”), the Company, CSD, Depositor, Bull Run 1 LLC, SLM Education Credit Finance Corporation and Sallie Mae, Inc. (“FFELP Buyer Subsidiary”) have executed an Asset Purchase Agreement, dated as of the date of this Agreement (including the exhibits, schedules and appendices thereto, the “FFELP Transaction Agreement”), providing for the FFELP Transaction; and

WHEREAS, as a condition to entering into the Merger Agreement, Buyer and Acquisition Sub are requiring that CBNA enter into this Agreement to provide for certain indemnification rights and obligations on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 General Terms. For purposes of this Agreement, capitalized terms used but not defined in this Agreement have the respective meanings set forth in the Merger Agreement.

Section 1.2 Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

(a) “Acquisition Sub” shall have the meaning set forth in the Recitals.

(b) “Administration Agreements” shall mean each of the Administration Agreements entered into among an Other Securitization Trust, the Depositor, and the Company, in its capacity as Administrator, and, if applicable, in its capacity as Servicer, as such agreements may be amended or otherwise modified from time to time in accordance with the terms thereof, pursuant to which the Company agrees to perform certain administrative duties on behalf of such Other Securitization Trust.

(c) “Administrator” shall mean the Company, in its capacity as administrator with respect to the Securitization Trusts and Other Securitization Trusts, and its permitted successors and assigns.

(d) “Agreement” shall have the meaning set forth in the Preamble.

(e) “Buyer” shall have the meaning set forth in the Preamble.

(f) “Buyer Fundamental Representations” shall mean the representations and warranties set forth in Section 5.1, Section 5.2, Section 5.3 and Section 5.7 of the Merger Agreement.

(g) “Buyer Indemnified Parties” shall have the meaning set forth in Section 2.2.

(h) “CBNA” shall have the meaning set forth in the Preamble.

(i) “CBNA Assumed Liabilities” shall mean all of the Liabilities of the Company and its Subsidiaries other than the Retained Liabilities and the FFELP Assumed Liabilities.

(j) “CBNA Indemnified Parties” shall mean CBNA and its Affiliates and each of its and their respective Representatives. For the avoidance of doubt, “CBNA Indemnified Parties” do not include the Company or its Subsidiaries from and after the Closing.

(k) “Company” shall have the meaning set forth in the Recitals.

(l) “Company Fundamental Representations” shall mean the representations and warranties set forth in Section 4.1, Section 4.2, Section 4.3, Section 4.4, Section 4.15(c) and Section 4.23 of the Merger Agreement.

(m) “Company Group” shall mean any “affiliated group” (as defined in Section 1504(a) of the Code without regard to the limitations contained in Section 1504(b) of the Code) that, at any time on or before the Closing Date, includes or has included the Company or any Subsidiary or any predecessor of or successor to the Company or any Subsidiary (or another such predecessor or successor), or any other group of corporations that, at any time on or before the Closing Date, files or has filed Tax Returns on a combined, consolidated or unitary basis with the Company or any Subsidiary or any predecessor of or successor to the Company or any Subsidiary (or another such predecessor or successor).

(n) “Conduit Administrator” shall mean The Bank of New York Mellon, a New York banking corporation, in its capacity as administrator to the Conduit Program.

(o) “Conduit Lender” shall mean Straight-A Funding, LLC, a limited liability company organized under the laws of the State of Delaware.

(p) “Conduit Program” shall mean the loan facility provided by the Conduit Lender to the Funding Note Issuer and to other borrowers.

(q) “Conduit Servicing Agreement” shall mean the Servicing Agreement, dated as of May 14, 2009, by and among the Funding Note Issuer, CBNA, as the Eligible Lender Trustee, the Conduit Administrator, the Conduit Lender and the Company, as Master Servicer, together with the Supplemental Servicing Agreement thereto dated as of May 14, 2009 by and among the Company, as the Master Servicer, the Funding Note Issuer, CBNA, as the Eligible Lender Trustee and the SPV Administrator.

(r) “Conduit Subservicing Agreement” shall mean the Subservicing Agreement, dated as of the Closing Date, by and among the Funding Note Issuer, CBNA, as the Eligible Lender Trustee, the Conduit Administrator, the Conduit Lender, FFELP Buyer Parent, as Master Servicer, and CSD as Subservicer, together with the Supplemental Servicing Agreement thereto dated as of the Closing Date by and among the FFELP Buyer Parent, as the Master Servicer, the Funding Note Issuer, CBNA, as the Eligible Lender Trustee and the SPV Administrator.

(s) “Conversion Date” shall mean the date on or prior to which all administrative and servicing duties under the Sub-Subservicing Agreements, Sub-Sub-Administration Agreements, the Conduit Subservicing Agreement and the SPV Sub-Administration Agreement are transferred to FFELP Buyer Subsidiary, in each case as notified by the FFELP Buyer Subsidiary to the Company.

(t) “Conveyance Taxes” shall mean all documentary, sales, use, registration, value added, transfer, stamp, recording, registration and similar Taxes, fees and costs imposed on the Company solely as a result of the Merger (and, for the avoidance of doubt, excluding any Taxes, fees and costs imposed as a result of the CBNA Transaction, FFELP Transaction, or any other transactions, other than the Merger, contemplated by the Related Transaction Agreements or the Ancillary Agreements, and excluding any Section 338 Taxes).

(u) “CSD” shall have the meaning set forth in the Recitals.

(v) “Depositor” shall have the meaning set forth in the Recitals.

(w) “Designated Claim” shall have the meaning set forth in Section 6.6.

(x) “Election” shall have the meaning set forth in Section 6.4(a)(i).

(y) “Excluded Liabilities” shall mean all Liabilities or Losses of the Company or any of its Subsidiaries relating to, arising out of or incurred in connection with (i) any acts or omissions occurring on or prior to the Closing by the Company, CBNA or any Affiliates of the Company or CBNA or any of their or their Affiliates’ respective officers, directors, employees, representatives or agents, (ii) any incidents, events, facts or circumstances existing on or prior to the Closing Date or (iii) the FFELP Purchased Assets, the FFELP Assumed Liabilities, the CBNA Purchased Assets, the CBNA Assumed Liabilities or the Merger Agreement Excluded Liabilities.

(z) “FFELP Buyer Indemnification Agreement” shall mean the Indemnification Agreement, dated as of the date hereof, by and between FFELP Buyer Parent and CBNA).

(aa) “FFELP Buyer Parent” shall have the meaning set forth in the Recitals.

(bb) “FFELP Buyer Subsidiary” shall have the meaning set forth in the Recitals.

(cc) “FFELP Loan” shall mean a U.S. federally-insured student loan that has been authorized to be made by the Company as the beneficiary of a student loan trust as part of the U.S. Federal Family Education Loan Program and authorized by the Higher Education Act of 1965, as amended, or the Health Education Assistance Loan Program, including a Stafford, PLUS, Consolidation or HEAL student loan.

(dd) “FFELP Transaction Agreement” shall have the meaning set forth in the Recitals.

(ee) “Form 8023” shall have the meaning set forth in Section 6.4(a)(i).

(ff) “Form 8883” shall have the meaning set forth in Section 6.4(d)(i).

(gg) “Funding Note Issuer” shall mean SLC Conduit I LLC, a Delaware limited liability company.

(hh) “Indemnified Parties” shall have the meaning set forth in Section 2.3.

(ii) “Indemnified Party Counsel” shall have the meaning set forth in Section 3.1(b)(ii).

(jj) “Indemnifying Party” shall have the meaning set forth in Section 3.1(a).

(kk) “Losses” shall mean all costs, expenses, damages, obligations, Liabilities, purchase or repurchase obligations (including the amount paid in such purchase or repurchase and costs and expenses associated therewith), assessments, judgments, losses (including lost profits, opportunity costs and diminution in value), settlements, awards and fees (including reasonable legal, accounting or other professional fees); provided, however, that for purposes of Section 2.2(a) and Section 2.3(b) only, “Losses” shall not include lost profits, opportunity costs, diminution in value, damages based upon a multiple of earnings or similar financial measure or exemplary or punitive damages, in each case, except to the extent awarded against an Indemnified Party in a Third Party Claim. For the avoidance of doubt, damages or losses resulting from the failure of the Company or any of its Affiliates to receive any amounts with respect to any Trust Student Loan (whether or not then due), including any interest, discount or other fees, assessments or other amounts in respect thereto, shall in no event constitute or be deemed to be lost profits, opportunity costs or diminution in value or exemplary or punitive damages, but shall be deemed to be an indemnifiable Loss, provided, however, that, until the aggregate Principal Balance of Trust Student Loans required to be repurchased exceeds $100,000,000, Losses with respect to any Trust Student Loan arising out of a breach of any representation or warranty set forth Section 4.24, Section 4.25, Section 4.26 or Section 4.27 or Appendix A of the Merger Agreement shall be limited to the difference between (x) the Principal Balance of such Trust Student Loan plus accrued and unpaid interest thereon minus (y) the fair market value of such Trust Student Loan. For purposes of determining the fair market value of a Trust Student Loan(s) pursuant to clause (y) of the prior sentence, the Indemnified Party shall along with its claim for indemnification provide its determination of the fair market value of such Trust Student Loan(s) when it submits its claim for indemnification, together with such back up information it deems appropriate to justify such fair market value. Within 20 Business Days of the Indemnifying Party’s receipt of such determination, the Indemnifying Party shall notify in writing the Indemnified Party of its acceptance or any objection to such determination of fair market value together with its determination of fair market value (an “Objection Notice”). In the event an Objection Notice is delivered, the parties shall negotiate in good faith a resolution to such objection. In the event that the Parties are unable to resolve such objection within 30 days of the delivery of such Objection Notice, the Parties shall appoint a mutually acceptable nationally recognized valuation expert to determine the fair market value of such Trust Student Loan(s). The determination of such valuation expert shall be binding on the parties and the fees of such valuation expert shall be borne by the party whose proposed fair market value differs to a greater extent from the final fair market value as determined by such valuation expert. In making any such determination of fair market value with respect to any Trust Student Loan pursuant to this paragraph, each Party shall (i) assume that the interest rate basis and margin then in effect for loans of similar tenor and size as of the date of such determination is equal to the interest rate basis and margin that was in effect for loans of similar tenor and size as of September 17, 2010, (ii) disregard the liquidity or illiquidity of student loans as an asset class and the Trust Student Loan in particular as a factor in making such determination, (iii) if any such Trust Student Loan continues to be subject to insurance coverage, give effect to such insurance coverage in making such determination, using reasonable assumptions regarding the future performance of the insured portfolio and any other factors that may affect the available allocation of insurance coverage for such Trust Student Loan; provided that Buyer’s initial assumptions with respect to such factors, as notified in writing to CBNA (and the valuation expert, if applicable), shall be used by CBNA (and the valuation expert, if applicable), in making its determination of the effect of such insurance coverage unless CBNA (or the valuation agent, if applicable) notifies the Buyer in writing that such assumptions appear unreasonable to CBNA (or the valuation expert, if applicable), including its reasons for such determination, in which case CBNA (and the valuation expert, if applicable) shall apply its own relevant reasonable assumptions in making such determinations and (iv) instruct any valuation expert appointed by the Parties under this paragraph to also make its determination in accordance with clauses (i), (ii) and (iii) of this sentence. If the objection pursuant to an Objection Notice remains unresolved with respect to a Trust Student Loan on the date the Trust Student Loan is required to be purchased by the Company, then notwithstanding the pendency of such objection, CBNA shall pay the required indemnity amount to the applicable Buyer Indemnified Party calculated using the Company’s determination of fair market value on such date pursuant to this paragraph; provided that the Company shall promptly reimburse CBNA, without interest upon resolution of such objection for the difference, if any, between the fair market value determined by the Company and the actual fair market value determined upon resolution of such objection.

(ll) “Maximum Indemnification Amount” shall have the meaning set forth in Section 4.1(a)(iii).

(mm) “Merger Agreement” shall have the meaning set forth in the Recitals.

(nn) “Merger Agreement Excluded Liabilities” shall mean those Liabilities included in the definition of Excluded Liabilities in the Merger Agreement.

(oo) “Parent” shall have the meaning set forth in the Recitals.

(pp) “Parties” shall have the meaning set forth in the Preamble.

(qq) “Post-Closing Tax Period” shall have the meaning set forth in Section 6.1(b).

(rr) “Post-Closing Taxes” shall have the meaning set forth in Section 6.1(b).

(ss) “Pre-Closing Tax Period” shall have the meaning set forth in Section 6.1(a).

(tt) “Pre-Closing Taxes” shall have the meaning set forth in Section 6.1(a).

(uu) “Proposed Allocation” shall have the meaning set forth in Section 6.4(d)(i).

(vv) “Refund Payor” shall have the meaning set forth in Section 6.2(f).

(ww) “Refund Recipient” shall have the meaning set forth in Section 6.2(f).

(xx) “Section 338 Taxes” shall mean any Taxes that would not have been imposed but for the Election or any similar or corresponding elections under Tax law that are made, required to be made or deemed to have been made in connection with the Merger.

(yy) “Securitization Subservicing Agreement” shall mean, with respect to each Other Securitization Trust, the Subservicing Agreement entered into between the Company, as the Servicer, and the FFELP Buyer Subsidiary or CSD, as applicable.

(zz) “Servicer” shall mean the Company, in its capacity as servicer with respect to the Securitization Trusts and Other Securitization Trusts, and its permitted successors and assigns.

(aaa) “Services Agreements” means, collectively, with respect to each of the Other Securitization Trusts, each Services Agreement and Administration Services Agreement, effective as of the Closing Date, by and among the Company and CBNA, as service providers, and CSD.

(bbb) “SPV Sub-Administration Agreement” shall mean the SPV Sub-Administration Agreement, effective as of the Closing Date, by and between the FFELP Buyer Subsidiary, as the SPV Administrator, and CSD, as the SPV Sub-Administrator.

(ccc) “Straddle Period” shall have the meaning set forth in Section 6.1(c)(i).

(ddd) “Sub-Administration Agreements” shall mean the sub-administration agreements between the Company and FFELP Buyer Subsidiary or CSD, as applicable, as sub-administrator, pursuant to which the sub-administrator will agree to continue to perform the required administration duties pursuant to the Administration Agreements until certain dates.

(eee) “Sub-Sub-Administration Agreements” shall mean the sub-sub-administration agreements between the FFELP Buyer Subsidiary as sub-administrator and CSD as sub-sub-administrator pursuant to which the sub-sub-Administrator will agree to perform the required administration duties pursuant to the Sub-Administration Agreements with respect to FFELP Loans until certain dates.

(fff) “Sub-Subservicing Agreements” shall mean the sub-subservicing agreements, effective as of the Closing Date, by and between the FFELP Buyer Subsidiary, as sub-servicer, and CSD, as sub-subservicer, pursuant to which the sub-subservicer will agree to perform the required servicing duties pursuant to the Subservicing Agreements with respect to FFELP Loans until certain dates.

(ggg) “Subservicing Agreement” shall have the meaning set forth in Section 2.3(d).

(hhh) “Tax” (and, with correlative meaning, “Taxes”) shall mean any federal, state, local or foreign net income, gross income, gross receipts, windfall profit, severance, property, production, sales, use, license, excise, franchise, employment, payroll, withholding, alternative or add-on minimum, ad valorem, value-added, transfer, stamp, or environmental tax (including taxes under Code Section 59A), or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, addition to tax or additional amount imposed by any Governmental Authority.

(iii) “Tax Agreement” shall mean the Tax Agreement, dated as of December 22, 1992 between CBNA and the Company.

(jjj) “Tax Benefit” shall mean the Tax effect of any item of loss, deduction or credit or any other item which decreases Taxes paid or payable or increases Tax basis, including any interest with respect thereto.

(kkk) “Tax Claim” shall have the meaning set forth in Section 6.1(e)(i).

(lll) “Tax Detriment” shall mean the Tax effect of any item of income, gain, or recapture or any other item which increases Taxes paid or payable or decreases Tax basis, including any interest with respect thereto.

(mmm) “Tax Indemnified Party” shall have the meaning set forth in Section 6.1(e)(i).

(nnn) “Tax Indemnifying Party” shall have the meaning set forth in Section 6.1(e)(i).

(ooo) “Tax Notice” shall have the meaning set forth in Section 6.1(e)(i).

(ppp) “Tax Sharing Agreement” shall mean the Tax Agreement and any other written or unwritten agreement, indemnity or other arrangement for the allocation or payment of Tax liabilities or payment for Tax Benefits that may exist as of the Closing Date with the Company or any Subsidiary and any Person (other than any indemnity provided pursuant to this Agreement).

(qqq) “Treasury Regulations” shall mean the regulations promulgated under the Code (or any successor statute).

(rrr) “Third Party Claim” shall have the meaning set forth in Section 3.1(a).

(sss) “Threshold” shall have the meaning set forth in Section 4.1(a)(i).

ARTICLE II

SURVIVAL; INDEMNIFICATION

Section 2.1 Survival of Representations, Warranties and Covenants.

(a) For the purposes of this Agreement and notwithstanding anything to the contrary in the Merger Agreement, the representations and warranties contained in the Merger Agreement, and in any certificate delivered pursuant to the terms thereof, and the right to commence any claim for indemnification with respect thereto, shall survive the Closing for a period of eighteen (18) months; provided, however;

(i) the representations and warranties (A) set forth in Section 4.14 of the Merger Agreement and (B) in any certificate delivered pursuant to the Merger Agreement (to the extent relating to such representations or warranties described in clause (A)), shall not survive the Closing;

(ii)(A) the Buyer Fundamental Representations, (B) the Company Fundamental Representations and (C) the representations and warranties contained in any certificate delivered pursuant to the terms of the Merger Agreement (to the extent relating to such representations and warranties described in clause (A) or (B)), shall not have any expiration date; and

(iii) the representations and warranties set forth in Section 4.17, Section 4.19, Section 4.24, Section 4.25, Section 4.26, Section 4.27 and Section 4.28 of the Merger Agreement shall survive indefinitely, except to the extent relating to the representations and warranties contained in Appendix A, in which case they, and the representations and warranties set forth in Appendix A of the Merger Agreement, shall survive until one year and one day after the payment in full of all obligations of the applicable securitization trust.

(b) For the purposes of this Agreement and notwithstanding anything to the contrary in the Merger Agreement, all covenants and agreements set forth in the Merger Agreement and any Ancillary Agreements shall remain in full force and effect in accordance with their terms.

(c) Notwithstanding the foregoing, the right to commence any claim for indemnification pursuant to Section 2.2(b) - (n) shall survive indefinitely.

(d) After the expiration (if applicable) of the time periods set forth in Section 2.1(a), Section 2.1(b) or Section 2.1(c), any claim for indemnification under this Agreement with respect to the breach of the applicable representations, warranties, covenants or agreements shall be deemed time-barred, and no such claim shall be made; provided, however, that if written notice of a claim for indemnification shall have been provided to CBNA, on the one hand, or the Buyer, on the other hand, as the case may be, within the applicable survival period and in accordance with Section 3.1(a), then any representations, warranties, covenants or agreements that are the subject of such claim for indemnification and the right to bring claims pursuant to the provisions of this Agreement that would otherwise terminate as set forth above shall survive as to such claim until such time as such claim is fully and finally resolved.

Section 2.2 Indemnification of Buyer. Subject to the terms of this Agreement, from and after the Closing (except with respect to Section 2.2(k), which shall apply from and after the date hereof), CBNA shall indemnify, defend, save and hold harmless Buyer and its Affiliates (including the Company and its Subsidiaries from and after the Closing) and each of its and their respective Representatives (collectively, the “Buyer Indemnified Parties”) from and against any and all Losses, as such Losses are incurred, resulting from, arising out of or related to:

(a) any breach by the Company of any of its representations or warranties in the Merger Agreement (other than representations or warranties set forth in Section 4.14 of the Merger Agreement, which shall not survive the Closing, or Section 4.24, Section 4.25, Section 4.26, Section 4.27 and Section 4.28 and Appendix A of the Merger Agreement, which are addressed in Section 2.2(j)) or in any certificate delivered pursuant to the terms thereof (to the extent relating to such representations and warranties) or the failure of any such representation or warranty to be accurate, in each case, as such representation or warranty (other than the representations and warranties set forth in Section 4.7(c) and Section 4.9(b) of the Merger Agreement) would read if all qualifications as to materiality, Company Material Adverse Effect or material adverse effect were deleted therefrom;

(b) any breach by CBNA or its Affiliates (including, prior to the Closing, the Company or any of its Subsidiaries), of any of their respective covenants or agreements in the Merger Agreement or the Ancillary Agreements (other than the Transition Agreements or any Services Agreement);

(c) the Related Transaction Agreements and the Related Transactions, including any claims that the Buyer Indemnified Parties may have against the FFELP Buyer Parent or any of its Affiliates (other than (i) Losses to the extent, and only to the extent, such Losses constitute Retained Liabilities or (ii) Losses for which Buyer is obligated to indemnify any CBNA Indemnified Party pursuant to this Agreement), including any expenses incurred in connection with the Company performing its obligations under Section 2.1 or Section 4.1 of the FFELP Transaction Agreement;

(d) any default or breach under any provision of a Securitization Basic Document or Other Securitization Basic Documents resulting from, arising out of or relating to any of the Transactions (including any failure to obtain any consent, authorization, approval or non-objection from, or provide any required notice to, any person in connection with any of the Transactions);

(e)(1) any Benefit Plan that is not a Company Benefit Plan, without regard to whether such Loss arose, existed or was incurred on or prior to the Effective Time or whether such Loss arises, exists or is incurred on or after the Effective Time, including (i) any pension, profit sharing, savings or similar benefit plan, including any Loss arising under Title IV of ERISA or related to any multiemployer plan (within the meaning of Section 3(37) of ERISA), (ii) any medical, welfare, retiree, life, accident or disability program or plan and (iii) any workers’ compensation, unemployment benefits, employee stock option, equity compensation or profit-sharing plans or benefits or any other employee plans or benefits of any kind; (2) any employee benefits or employee benefit or compensation plan, program, agreement or arrangement maintained or sponsored or otherwise contributed to, by CBNA or any of Affiliate of CBNA that would be a Benefit Plan but for the fact that no Company Employee is a party to, participates in or is entitled to present or future benefits from, such plan, program, agreement or arrangement; and (3) any current or former employee or independent contractor of CBNA or any of its Affiliates (other than the Company Employees), without regard to whether such Loss arose, existed or was incurred on or prior to the Effective Time or whether such Loss arises, exists or is incurred on or after the Effective Time, and without regard to whether such employee or independent contractor provided services to or on behalf of the Company or any of its Subsidiaries;

(f) the Excluded Liabilities;

(g) any incidents, events, facts or circumstances existing on or prior to the Closing Date or any activity, omission, action, failure to act or event occurring or arising on or prior to the Closing Date, and in each case in any way relating to the Securitization Trusts, the Other Securitization Trusts, the Securitization Basic Documents or the Other Securitization Basic Documents;

(h) any activity, omission, action, failure to act or event occurring or arising prior to the Conversion Date, the duties and obligations of CSD as Sub-Subservicer under each Sub-Subservicing Agreement, as sub-sub-Administrator under each Sub-Sub-Administration Agreement, as Subservicer under the Conduit Subservicing Agreement or as SPV Sub-Administrator under the SPV Sub-Administration Agreement (other than to the extent Buyer is obligated to indemnify any CBNA Indemnified Party pursuant to Section 2.3);

(i) any incidents, events, facts or circumstances existing on or prior to the Closing Date or any activity, action or event, or any omission or failure to act, occurring or arising at or after the Closing Date, in any way relating to the Other Securitization Trusts or the Other Securitization Basic Documents (except to the extent caused by the Company’s negligence, bad faith, willful misconduct or failure to perform its duties and obligations under the Other Securitization Basic Documents (to the extent such duties and obligations have not been subcontracted or otherwise delegated to another person and such failure to perform does not result from any acts or omissions of the Company or any of its Subsidiaries on or prior to the Closing Date)), including any Losses arising from the Company’s failure to perform its duties and obligations under the Other Securitization Basic Documents if such failure to perform results in whole or in part from a breach by CBNA, the FFELP Buyer Parent or any of their respective Affiliates;

(j) the Company’s breach of any representation or warranty set forth in Section 4.24, Section 4.25, Section 4.26, Section 4.27, Section 4.28 or Appendix A of the Merger Agreement, or any certificate delivered pursuant to the Merger Agreement (to the extent relating to such representations and warranties) or the failure of any such representation or warranty to be accurate, in each case as such representation or warranty would read as if all qualifications as to materiality, Company Material Adverse Effect or material adverse effect were deleted therefrom;

(k) any claims of securityholders of any of the Company, CBNA or the ultimate parent of CBNA relating to or arising out of any of the Transactions;

(l) any claims of any Governmental Authority relating to or arising out of any of the Related Transactions;

(m) any Dissenting Shares or the exercise by any former stockholder of the Company of any appraisal rights, including the cost and expenses incurred in connection with the appraisal proceedings; or

(n) except to the extent caused by actions or omissions of the Buyer Indemnified Parties (other than as a result of a failure to obtain a consent or any acts or omissions of the Company and its Subsidiaries on or prior to the Closing Date; it being understood and agreed that any consent to, knowledge of or acquiescence to any action or omission of any other person by any Buyer Indemnified Party shall not be deemed to have caused any of the items in clauses (i) – (v)), (i) the failure of any issuer of a Student Loan Insurance Policy or any school pursuant to any risk-sharing Contract to pay in full any valid claim thereunder, (ii) the cancellation, termination, rescission or revocation of any Student Loan Insurance Policy or any risk-sharing Contract or reduction in the coverage provided thereunder, (iii) the denial of any coverage with respect to any Student Loan as a result of (A) any act or omission of the Company or any of its Affiliates occurring or arising on or prior to the Closing Date or (B) any act or omissions of CBNA or any of its Affiliates, (iv) any Student Loan Insurance Policy or risk-sharing Contract with any school ceasing to be in full force and effect or (v) the charging of additional premiums or other amounts in respect of a Student Loan Insurance Policy or any risk-sharing Contract.

Section 2.3 Indemnification of CBNA. Subject to the terms of this Agreement, from and after the Closing, Buyer shall indemnify, defend, save and hold harmless CBNA Indemnified Parties and, together with the Buyer Indemnified Parties, the “Indemnified Parties”) from and against any and all Losses (including, for the avoidance of doubt, any indemnification payment required to be made by CBNA pursuant to the FFELP Buyer Indemnification Agreement), as such Losses are incurred, resulting from, arising out of or related to:

(a) the Retained Liabilities (except to the extent CBNA is obligated to indemnify any Buyer Indemnified Party pursuant to this Agreement);

(b) any breach by Buyer or Acquisition Sub of any of their respective representations and warranties in the Merger Agreement or in any representation or warranty in any certificate delivered pursuant to the terms thereof (to the extent relating to such representations or warranties) or the failure of any such representation or warrant to be accurate, in each case as such representation or warranty would read if all qualifications as to materiality or material adverse effect were deleted therefrom;

(c)(i) any breach by Buyer, Acquisition Sub or any of their respective Affiliates (not including the Company and its Subsidiaries) of any of their respective covenants or agreements in the Merger Agreement or the Ancillary Agreements (other than any Transition Agreement or any Services Agreement) or (ii) any breach by the Company or any of its Subsidiaries of any covenant in the Merger Agreement or the Ancillary Agreements (other than any Transition Agreement or any Services Agreement) that is to be performed after the Closing Date but only to the extent such breach does not relate to or result from (A) any act or omission occurring on or prior to the Closing by the Company, CBNA or any Affiliate of the Company or CBNA or any of their or their Affiliates’ respective officers, directors, employees, representatives or agents or (B) any incident, event, fact or circumstance existing on or prior to the Closing Date (including any failure of the Company or any of its Subsidiaries to own any of the FFELP Purchased Assets or the CBNA Purchased Assets);

(d) from and after the Closing, termination of any subservicing agreement or replacement subservicing agreement (each, a “Subservicing Agreement”) to which a CBNA Indemnified Party or FFELP Buyer Subsidiary or any of their respective Affiliates is a party as subservicer and the Company is a party as servicer caused by (i) a breach of a representation, warranty or covenant of the Company under any such Subservicing Agreement or Section 7.14 hereof or (ii) the willful misconduct, bad faith or negligence of the Company, except in the case of each of clause (i) and (ii) to the extent such Loss resulted from a breach of a representation, warranty or covenant of any CBNA Indemnified Party or the FFELP Buyer Subsidiary or any of their respective Affiliates under any Securitization Basic Document or Other Securitization Basic Document or by the willful misconduct, bad faith or negligence of any CBNA Indemnified Party or the FFELP Buyer Subsidiary or its Affiliates; or

(e) from and after the Closing, termination of any Sub-Administration Agreement to which a CBNA Indemnified Party or the FFELP Buyer Subsidiary or any of their respective Affiliates is a party as sub-administrator and the Company is a party as administrator caused by (i) a breach of a representation, warranty or covenant of the Company under any such Sub-Administration Agreement or Section 7.14 hereof or (ii) the willful misconduct, bad faith or negligence of the Company, except in the case of each of clause (i) and (ii) to the extent such Loss resulted from a breach of a representation, warranty or covenant of any CBNA Indemnified Party or the FFELP Buyer Subsidiary or any of their respective Affiliates under any Securitization Basic Document or Other Securitization Basic Documents or by the willful misconduct, bad faith or negligence of any CBNA Indemnified Party or the FFELP Buyer Subsidiary or its Affiliates.

Section 2.4 Risk of Loss. For the avoidance of doubt, except as expressly provided in this Agreement, the Company will continue to have the risk of loss with respect to defaults by the underlying borrower under Trust Student Loans to the extent such matters are not subject to indemnification under this Agreement.

Section 2.5 [Intentionally Omitted]

Section 2.6 Contribution. If for any reason the indemnification provided for in this Agreement is unavailable to any Indemnified Party, or insufficient to hold it harmless, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of CBNA and its respective Affiliates (including the Company and its Subsidiaries on or prior to the Closing Date), on the one hand, and Buyer and its Affiliates (including after the Closing Date, but only after the Closing Date, the Company and its Subsidiaries), on the other hand, in connection with any incidents, events, facts or circumstances existing on or prior to the Closing Date or any activity, action or event, or any omission or failure to act, occurring or arising at and after the Closing Date that resulted in such Losses.

Section 2.7 No Set-Off. Any indemnification or contribution provided by any Indemnifying Party shall not be subject to any right of set-off or similar right.

ARTICLE III

CLAIMS

Section 3.1 Claims.

(a) Upon receipt by an Indemnified Party of notice of any action, suit, inquiry, hearing, charge, demand, proceeding, claim, arbitration, investigation or litigation, whether civil or criminal, at law or in equity or demand made or brought by an unaffiliated third party (a “Third Party Claim”) with respect to a matter for which such Indemnified Party is entitled to be indemnified under this Agreement which has or is expected to give rise to a claim for Losses, the Indemnified Party shall promptly (but in any event within ten (10) Business Days of receipt of notice of such Third Party Claim by the Indemnified Party) notify the Party responsible for indemnifying the Indemnified Party pursuant to Article II (the “Indemnifying Party”) in writing, indicating the nature of such Third Party Claim; provided, however, that any delay or failure by the Indemnified Party to give notice to the Indemnifying Party shall relieve the Indemnifying Party of its obligations hereunder only to the extent, if at all, that it is materially prejudiced by reason of such delay or failure. Such written notice shall (i) describe such Third Party Claim in reasonable detail including the facts underlying each particular claim and the specific sections of this Agreement pursuant to which indemnification is being sought for each such set of facts and (ii) set forth the estimated amount of the Losses that have been or may be sustained by an Indemnified Party, if known and quantifiable.

(b) The Indemnifying Party shall have thirty (30) days after receipt of a written notice that complies with the requirements of Section 3.1(a) to elect, at its option, to exercise its right to assume and control the defense of, at its own expense and by counsel of its own choosing, any such Third Party Claim and shall be entitled to assert any and all defenses available to the Indemnified Party to the fullest extent permitted by applicable Law.

(i) If the Indemnifying Party shall undertake to compromise or defend any such Third Party Claim, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate fully with the Indemnifying Party and its counsel in the compromise of, or defense against, any such Third Party Claim. Such cooperation shall include (1) furnishing and, upon request, attempting to procure the attendance of potential witnesses for interview, preparation, submission of witness statements and the giving of evidence at any related hearing; (2) promptly furnishing documentary evidence to the extent reasonably available to it or its Affiliates; and (3) providing access to any other relevant affiliated party, including any representatives of the Parties as reasonably needed; provided, however, that the Indemnifying Party shall not settle, compromise or discharge, or admit any liability with respect to, any such Third Party Claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, delayed or conditioned); provided, further, that if the Indemnified Party withholds consent where the relief consists solely of monetary Losses to be paid by the Indemnifying Party and includes a provision whereby the plaintiff or claimant in the matter releases the Indemnified Party from all liability with respect thereto, the Indemnifying Party’s liability solely with respect to such Third Party Claim shall in no event exceed the amount of such proposed settlement, compromise or discharge at the time the consent was requested. Notwithstanding an election to assume the defense of such Third Party Claim, the Indemnified Party shall have the right to employ separate counsel and to participate in the defense of such Third Party Claim, and the Indemnifying Party shall bear the reasonable fees, costs and expenses of such separate counsel, as incurred, if the (A) Indemnified Party shall have determined in good faith that an actual or potential conflict of interest makes representation by the same counsel or the counsel selected by the Indemnifying Party inappropriate or (B) Indemnifying Party shall have authorized in writing the Indemnified Party to employ separate counsel at the Indemnifying Party’s expense. In any event, the Indemnified Party, the Indemnifying Party and their respective counsel shall cooperate in the defense of any such Third Party Claim subject to this Article III and keep such persons informed of all developments relating to any such Third Party Claims, and provide copies of all relevant correspondence and documentation relating thereto. All costs and expenses incurred in connection with the Indemnified Party’s cooperation shall be borne by the Indemnifying Party. In any event, the Indemnified Party shall have the right at its own expense to participate in the defense of such Third Party Claim.

(ii) If the Indemnifying Party, after receiving a written notice that complies with Section 3.1(a) of a Third Party Claim, does not elect to defend such Third Party Claim within thirty (30) days after receipt of such written notice, the Indemnified Party shall have the right, in addition to any other right or remedy it may have hereunder, at the Indemnifying Party’s expense, to defend such Third Party Claim (upon providing further written notice to the Indemnifying Party), subject to the right of the Indemnifying Party to approve the counsel selected by the Indemnified Party (“Indemnified Party Counsel”) (which approval shall not be unreasonably withheld, delayed or conditioned); provided, however, that the Indemnified Party shall not settle, compromise or discharge, or admit any liability with respect to any such Third Party Claim without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, delayed or conditioned). Notwithstanding the foregoing, (1) unless expressly agreed by the Indemnifying Party, the Indemnified Party Counsel (A) shall have no conflict of interest relative to the Indemnifying Party and (B) shall not assume any representation of the Indemnified Party in a dispute between the Parties during the time of its retention as Indemnified Party Counsel and (2) if an Indemnified Party otherwise settles, compromises, discharges or admits such liability in respect of a Third Party Claim it is defending pursuant to this Section 3.1(b)(ii) without obtaining the Indemnifying Party’s written consent thereto, then the Indemnifying Party shall be relieved of its indemnification obligations hereunder with respect to such Third Party Claim unless such consent had been sought and was unreasonably withheld, delayed or conditioned.

(c) In the event that any Indemnified Party has a claim against any Indemnifying Party under this Agreement for Losses not involving a Third Party Claim that such Indemnified Party believes gives rise to a claim for indemnification in accordance with the terms hereunder, the Indemnified Party shall promptly deliver notice of such claim to the Indemnifying Party; provided, however, that any delay or failure by the Indemnified Party to give notice to the Indemnifying Party shall relieve the Indemnifying Party of its obligations hereunder only to the extent, if at all, that it is materially prejudiced by reason of such delay or failure. Such written notice shall describe such claim in reasonable detail in accordance with Section 3.1(a).

ARTICLE IV

CERTAIN LIMITATIONS

Section 4.1 Limitations; Payments.

(a) Notwithstanding anything set forth in this Agreement to the contrary:

(i) CBNA shall not be liable for any amounts for which the Buyer Indemnified Parties are otherwise entitled to indemnification pursuant to Section 2.2(a) or, solely with respect to a breach of Section 6.7(a) of the Merger Agreement, Section 2.2(b), unless (x) a claim is timely asserted during the survival period specified in Section 2.1(a), and (y) the aggregate amount of all Losses for which the Buyer Indemnified Parties are entitled to indemnification pursuant to Section 2.2(a) and, solely with respect to breaches of Section 6.7(a) of the Merger Agreement, Section 2.2(b), on a cumulative basis, exceeds $4,000,000.00 (the “Threshold”), and then only to the extent of such excess;

(ii) no Losses may be claimed by a Buyer Indemnified Party under Section 2.2(a), or, solely with respect to a breach of Section 6.7(a) of the Merger Agreement, Section 2.2(b), and no Losses shall be included in calculating the aggregate Losses set forth in clause (i)(y) above, other than Losses in excess of $50,000.00 resulting from any single claim or series of aggregated claims arising out of the same or related facts, events or circumstances; and

(iii) CBNA shall not be required to make indemnification payments pursuant to Section 2.2(a) or, solely with respect to a breach of Section 6.7(a) of the Merger Agreement, Section 2.2(b), to the extent indemnification payments thereunder would exceed in the aggregate $100,000,000.00 (the “Maximum Indemnification Amount”);

provided, that the foregoing restrictions shall not apply to any Losses resulting from (A) fraud or (B) a breach of the Company Fundamental Representations.

(b) Notwithstanding anything set forth in this Agreement to the contrary:

(i) Buyer shall not be liable for any amounts for which the CBNA Indemnified Parties are otherwise entitled to indemnification pursuant to Section 2.3(b), unless (x) a claim is timely asserted during the survival period specified in Section 2.1(a), and (y) the aggregate amount of all Losses for which the CBNA Indemnified Parties are entitled to indemnification pursuant to Section 2.3(b) exceeds, on a cumulative basis, the Threshold, and then only to the extent of such excess;

(ii) no Losses may be claimed by a CBNA Indemnified Party under Section 2.3(b), and no Losses shall be included in calculating the aggregate Losses set forth in clause (i)(y) above, other than Losses in excess of $50,000.00 resulting from any single claim or series of aggregated claims arising out of the same or related facts, events or circumstances; and

(iii) Buyer shall not be required to make indemnification payments pursuant to Section 2.3(b) to the extent indemnification payments thereunder would exceed in the aggregate the Maximum Indemnification Amount;

provided, that the foregoing restrictions shall not apply to any Losses resulting from (A) fraud or (B) a breach of the Buyer Fundamental Representations.

(c) Notwithstanding the foregoing, no claim for indemnification by a Buyer Indemnified Party pursuant to Section 2.2(b)-(n) or by a CBNA Indemnified Party pursuant to Section 2.3(a) or Section 2.3(c)-(e) shall be subject to any threshold amount, deductible amount or maximum amount of liability. The Parties acknowledge and agree that indemnification with respect to certain matters may be addressed under more than one section of this Agreement and any limitations on indemnification under one section of this Agreement shall not be interpreted to limit the availability of indemnification under another section of this Agreement. If a Buyer Indemnified Party or a CBNA Indemnified Party, as the case may be, is entitled to indemnification under more than one provision of this Agreement with respect to any matter such Buyer Indemnified Party or CBNA Indemnified Party, as the case may be, shall be entitled to select which provision of this Agreement they use to pursue indemnification rights hereunder.

Section 4.2 Insurance; Tax Benefits.

(a) Notwithstanding anything set forth in this Agreement to the contrary, Losses of the CBNA Indemnified Parties shall be determined without duplication of any other Loss for which an indemnification claim has been made or could be made under any other representation, warranty, covenant, or agreement and shall be net of any insurance or other prior or subsequent recoveries (including under or pursuant to any insurance policy, indemnity, reimbursement agreement or contract pursuant to which or under which any CBNA Indemnified Party is a party or has rights) actually received by the CBNA Indemnified Parties in connection with the facts giving rise to the right of indemnification, and Losses of the Buyer Indemnified Parties shall be determined without duplication of any other Loss for which an indemnification claim has been made or could be made under any other representation, warranty, covenant, or agreement and shall be net of any insurance or other prior or subsequent recoveries (including under or pursuant to any insurance policy, indemnity, reimbursement agreement or contract pursuant to which or under which any Buyer Indemnified Party is a party or has rights) actually received by the Buyer Indemnified Parties in connection with the facts giving rise to the right of indemnification. Each Indemnified Party shall use its reasonable best efforts to take all actions reasonably necessary to file claims pursuant to any applicable insurance policies. If, after using such reasonable best efforts, the Buyer Indemnified Parties are unable to obtain recovery Buyer or CBNA reasonably believes is available under an applicable insurance policy, then at CBNA’s request, Buyer shall, and shall cause its Affiliates to, reasonably cooperate with CBNA to take such actions as CBNA may reasonably request (in each case at CBNA’s expense), including filing lawsuits or facilitating subrogation to the extent permitted by applicable Law, in order to obtain recovery under the applicable insurance policies.

(b) Notwithstanding anything set forth in this Agreement to the contrary, any indemnity payments made pursuant to this Agreement shall be adjusted to account for (i) any Tax Detriment realized as a result of the receipt or accrual of such payment and (ii) shall be made net of any Tax Benefit realized by the recipient of such payment and shall be increased by any Tax Detriment realized by the recipient of such payment, in either case described in this clause (ii) that results from the Loss giving rise to such indemnity payments. For purposes of determining the amount of Tax Detriment realized as a result of the receipt or accrual of an indemnity payment, and the amount of any Tax Benefit or other Tax Detriment, the party that receives or accrues the indemnity payment, and the party to which the Tax Benefit or other Tax Detriment applies, shall be deemed to pay Tax at the highest U.S. federal income tax corporate marginal rate in effect in the year the indemnity payment is received or accrued or the year such Loss is incurred, as the case may be (or, if the Tax imposed on the indemnity payment is imposed by, or the Tax Benefit or Tax Detriment is realized in, a foreign jurisdiction, the comparable Tax rate in such jurisdiction) and shall be deemed to realize or utilize any Tax Benefit or suffer any Tax Detriment in the first Taxable year that it is reasonable to expect the affected party may realize or utilize such Tax Benefit or suffer such Tax Detriment under applicable Law. If the relevant Tax Benefit or Tax Detriment is reasonably expected to be realized in multiple Taxable years, the amount of such Tax Benefit for purposes of this Section 4.2 shall be the net present value of all of such Tax Benefits or Tax Detriments reasonably expected to be realized, calculated by using a discount rate equal to the long-term applicable federal rate for the month in which such Loss is incurred.

Section 4.3 Remedies Exclusive. Except in cases of fraud, or as otherwise specifically provided herein or in the Merger Agreement, any Ancillary Agreement or Related Transaction Agreement, the remedies provided in this Agreement shall be the exclusive monetary remedies (including equitable remedies that involve monetary payment, such as restitution or disgorgement, other than specific performance to enforce any payment or performance due hereunder) of the Indemnified Parties from and after the Closing in connection with the Merger Agreement, any Ancillary Agreement or the Related Transaction Agreements. For as long as this Agreement is in full force and effect, any claims made with respect to the matters covered by this Agreement shall be made exclusively under this Agreement, any Ancillary Agreement or Related Transaction Agreement, to the extent applicable. Notwithstanding anything herein to the contrary, Buyer on its own behalf and on behalf of its Affiliates hereby agrees that any action, suit, claim or proceeding with respect to Buyer’s rights under or in respect of this Agreement, the Merger Agreement, any Ancillary Agreement or the Related Transaction Agreements shall be brought or made against CBNA in accordance with the foregoing, and no such action, suit, claim or proceeding shall be brought or made by any Buyer Indemnified Party against FFELP Buyer Parent or its Affiliates.

Section 4.4 Mitigation. The CBNA Indemnified Parties shall use their commercially reasonable efforts to mitigate any claim or liability that any CBNA Indemnified Party asserts or is reasonably likely to assert under this Agreement, and the Buyer Indemnified Parties shall use their commercially reasonable efforts to mitigate any claim or liability that any Buyer Indemnified Party asserts or is reasonably likely to assert under this Agreement, in each case, to at least the same extent that such person would use such efforts in the conduct of its own business with respect to a similar Loss related to comparable assets or liabilities; provided, however, that any Losses incurred by an Indemnified Party in mitigating any such claim or Liability shall be reimbursed by the Indemnifying Party.

Section 4.5 Characterization of Indemnification Payments. To the extent permitted under applicable Law, any payments made pursuant to this Agreement shall be treated for all Tax purposes as adjustments to the “aggregate deemed sales price” and the “adjusted grossed up basis” (each, as defined under applicable Treasury Regulations).

Section 4.6 No Adverse Actions. Neither Party will take, or permit any of their respective Affiliates to take, any action that would reasonably be expected to materially impair such Party’s ability to perform its obligations hereunder unless, such Party has made arrangement reasonably acceptable to the other Party to ensure such Party’s ability to perform its obligations under this Agreement in the future.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF CBNA

CBNA hereby represents and warrants to Buyer as follows:

Section 5.1 Organization and Qualification. CBNA is a national banking association duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. CBNA is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction in which the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or materially impair the ability of CBNA to perform its obligations under this Agreement.

Section 5.2 Certificate of Incorporation and By-Laws. CBNA has made available to Buyer a complete and correct copy of its certificate of incorporation and by-laws (or equivalent organizational documents), each as amended to date.

Section 5.3 Authority Relative to Agreement. CBNA has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by CBNA have been duly and validly authorized by all necessary corporate action of CBNA, and no other corporate proceedings on the part of CBNA are necessary to authorize the execution and delivery of this Agreement. This Agreement has been duly and validly executed and delivered by CBNA, and, assuming the due authorization, execution and delivery by Buyer of this Agreement constitutes legal, valid and binding obligation of CBNA, enforceable against CBNA in accordance with their terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles).

Section 5.4 No Conflict; Consents. (a) The execution and delivery of this Agreement by CBNA does not and will not, and the performance of this Agreement by CBNA will not, (i) conflict with or violate the certificate of incorporation or by-laws (or equivalent organizational documents) of CBNA, (ii) conflict with or violate any Law applicable to CBNA or any of CBNA’s Subsidiaries or by which any property or asset of CBNA or any of CBNA’s Subsidiaries is bound or affected or (iii) result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of consent, termination, amendment, modification, acceleration, cancellation or modification of any benefit or obligation under, or right to challenge any material note, bond, mortgage, indenture or credit agreement, or any other contract, agreement, lease, license, permit, franchise or other instrument or obligation to which CBNA or any of CBNA’s Subsidiaries is a party or by which CBNA or any of CBNA’s Subsidiaries or any property or asset of CBNA, or any of CBNA’s Subsidiaries is bound or affected.

(b) The execution and delivery of this Agreement by CBNA do not and will not, and the performance of this Agreement by CBNA will not, require any consent, approval, authorization, waiver or permit of, or filing with or notification to, any Governmental Authority or any other person.

ARTICLE VI

TAX MATTERS

Section 6.1 Allocation of Taxes and Indemnification.

(a) From and after the Closing, CBNA shall indemnify, defend, save and hold harmless the Buyer Indemnified Parties from and against: (i) any liability for Taxes, imposed on or with respect to the Company or any Subsidiary of the Company, or for which the Company or any Subsidiary of the Company may otherwise be liable, for any taxable period ending on or before the Closing Date and for the portion of any Straddle Period (as defined herein) ending on and including the Closing Date (a “Pre-Closing Tax Period”), (ii) any liability for Taxes imposed on the Company or any Subsidiary of the Company, or for which the Company or any Subsidiary of the Company may otherwise be liable, as a result of being or having been a member of a Company Group (including, Taxes for which the Company or any Subsidiary of the Company may be liable pursuant to Treas. Reg. §1.1502-6 or similar provisions of state, local or foreign law as a result of having been a member of a Company Group and any Taxes resulting from the Company or any Subsidiary of the Company ceasing to be a member of any Company Group), (iii) any liability for Taxes (other than Conveyance Taxes) incurred, resulting from, arising out of or related to any transactions contemplated by this Agreement, the Merger Agreement, the Related Transaction Agreements, or the Ancillary Agreements that occur on or prior to the Closing Date, (iv) any liability for Taxes incurred, resulting from, arising out of or related to the CBNA Transaction or the FFELP Transaction, (v) any liability for Section 338 Taxes (clauses (i) – (v) hereinafter referred to as the “Pre-Closing Taxes”), and (vi) fifty (50) percent of all Conveyance Taxes.

(b) Except as provided in Section 6.1(a), from and after the Closing, Buyer shall be responsible for, and shall hold CBNA and its Affiliates harmless against, any Taxes imposed on the Company or any Subsidiary of the Company (i) for all taxable periods beginning after the Closing Date or the portion of the Straddle Period beginning after the Closing Date (each such period, a “Post-Closing Tax Period”), (ii) that are attributable to any action of Buyer or any of its Affiliates that occurs after the Closing on the Closing Date (excluding actions contemplated by this Agreement, the Merger Agreement, the Related Transaction Agreements or the Ancillary Agreements and excluding the making of the Election (as defined herein)), (iii) arising from or attributable to any breach by Buyer of any of its covenants or agreements in Section 6.4 (relating to the Election), (clauses (i) – (iii) hereinafter referred to as the “Post-Closing Taxes”), and (iv) fifty (50) percent of all Conveyance Taxes; provided, however, that under this Section 6.1(b), Buyer shall not be responsible for, or hold CBNA and its Affiliates harmless against, any Tax for which CBNA or any of its Affiliates is liable under this Agreement (including, Section 6.1(a)), the Merger Agreement, the Related Transaction Agreements or any Ancillary Agreements.

(c) Straddle Periods.

(i) For purposes of Section 6.1(a)(i) and (b)(i), in the case of Taxes that are payable with respect to a taxable period that begins on or before the Closing Date and ends after the Closing Date (a “Straddle Period”), the portion of any such Tax that is allocable to the portion of the period ending on and including the Closing Date shall be deemed equal to the amount that would be payable if the taxable year ended at the end of (and included) the Closing Date; provided, however, in the case of Taxes, if any, imposed on a periodic basis with respect to the assets of the Company, the portion of any such Tax that is allocable to the portion of the period ending on and including the Closing Date shall be deemed to be the amount of such Taxes for the entire period multiplied by a fraction, the numerator of which is the number of calendar days in the period ending on and including the Closing Date and the denominator of which is the number of calendar days in the entire period.

(ii) To the extent permitted under applicable Law, CBNA and Buyer shall take all actions reasonably necessary to terminate the taxable year of the Company at the close of the Closing Date. To the extent the taxable year of the Company is terminated at the close of the Closing Date, the parties hereto agree to cause the Company to file all Tax Returns for the period including the Closing Date on the basis that the relevant taxable period ended as of the close of the Closing Date, unless the relevant Taxing authority will not accept a Tax Return filed on that basis.

(d) Whenever in accordance with this Article VI, Buyer shall be required to pay CBNA or its Affiliates an amount pursuant to Section 6.1(b), or CBNA shall be required to pay Buyer or its Affiliates an amount pursuant to Section 6.1(a), such payments shall be made the later of thirty (30) days after such payments are requested or ten (10) days before the requesting party is required to pay the related Tax liability.

(e) Procedures Relating to Tax Indemnification.

(i) If a written notice of a pending audit or assessment by any Taxing authority (a “Tax Claim”) is received by one party (together with its Affiliates, the “Tax Indemnified Party”), which, if successful, might result in an indemnity payment pursuant to this Section 6.1 by the other party (together with its Affiliates, the “Tax Indemnifying Party”), the Tax Indemnified Party shall notify the Tax Indemnifying Party in writing of the Tax Claim within ten (10) Business Days of the receipt of such written notice in detail sufficient to apprise the Tax Indemnifying Party of the nature of the Tax Claim. If the Tax Indemnified Party fails to give the notice as required by the preceding sentence (a “Tax Notice”), the Tax Indemnifying Party shall not be liable to the Tax Indemnified Party to the extent that the Tax Indemnifying Party is materially prejudiced as a result of such failure. The Tax Indemnifying Party may discharge its indemnification obligation under this Section 6.1 by paying to the Tax Indemnified Party all amounts required to be paid by it under this Section 6.1.

(ii) The Tax Indemnifying Party shall have the right to represent the Company’s interests in any audit or administrative or court proceeding relating to a Tax Claim relating to Tax liabilities for which it would be required to make an indemnity payment pursuant to this Section 6.1, provided, however, that in cases where a Tax Notice has been provided in accordance with Section 6.1(e)(i), the Tax Indemnifying Party shall have no right to represent the Company’s interests in any such audit or administrative or court proceeding unless it shall have first notified the Tax Indemnified Party in writing of the Tax Indemnifying Party’s intention to do so and the identity of counsel, if any, chosen by the Tax Indemnifying Party in connection therewith and acknowledged to the Tax Indemnified Party that, as between the parties, it is liable under this Section 6.1 for any Tax liability resulting from such Tax Claim; provided, further, that the Tax Indemnifying Party shall not be entitled to settle, either administratively or after the commencement of litigation, any Tax Claim relating to Taxes for post-2005 Tax periods other than Taxes payable with respect to a Tax Return filed on a combined, consolidated, affiliated or unitary basis by a Company Group if the settlement would require an additional Tax payment with respect to such specific Tax Claim for a particular year in excess of $30,000 unless the Tax Indemnifying Party shall have first obtained the prior written consent of the Tax Indemnified Party, such consent not to be unreasonably withheld, conditioned or delayed.

(iii) Subject to clauses (v) and (vi) below, the Tax Indemnified Party may assume, at its own expense, the defense of any Tax Claim relating to Taxes other than Taxes payable with respect to a Tax Return filed on a combined, consolidated, affiliated or unitary basis by a Company Group for which the Tax Indemnifying Party has liability, in the event the Tax Indemnifying Party has not assumed the defense of such claim pursuant to Section 6.1(e)(ii) by providing written notice of its intent to assume the defense of such claim to the Tax Indemnified Party within thirty (30) Business Days of the receipt of the notice required under Section 6.1(e)(i), provided, however, in such case, the Tax Indemnifying Party may, subject to clause (vii) below, assume the defense of any such Tax Claim from the Tax Indemnified Party by providing written notice to the Tax Indemnified Party and reimbursing the Tax Indemnified Party for reasonable expenses incurred in defending such Tax Claim. If the Tax Indemnifying Party does not assume the defense of any such Tax Claim pursuant to Section 6.1(e)(ii), the Tax Indemnified Party may defend the same in such manner as it may deem appropriate, including, but not limited to, settling, provided, however, that the Tax Indemnified Party shall not settle, either administratively or after the commencement of litigation, such Tax Claim without the prior written consent of the Tax Indemnifying Party which shall not be unreasonably withheld, conditioned or delayed. Nothing in this Section 6.1(e) shall be interpreted to obligate the Tax Indemnified Party to take any action in defending any Tax Claim.

(iv) Except as provided in clauses (v) and (vi) below or otherwise provided herein, in the event of a Tax Claim relating to a Straddle Period that involves issues (A) relating to a potential adjustment for which the Tax Indemnifying Party has sole liability under this Agreement but (B) that are required to be dealt with in a proceeding that also involves separate issues that could affect the Taxes of the Tax Indemnified Party for which the Tax Indemnifying Party does not have liability under this Agreement, then to the extent permitted by applicable Law or by the relevant Taxing Authority, (x) the Tax Indemnifying Party shall have the right at its expense to control the Tax Claim but only with respect to issues described in clause (A) and (y) the Tax Indemnified Party shall have the right at its expense to control the Tax Claim but only with respect to the issues described in clause (B). Notwithstanding the foregoing, to the extent the issues described in clause (A) cannot be separated from the issues described in clause (B), the party that would bear the majority of the liability if all issues were resolved unfavorably shall have the right at its expense to control the Tax Claim; provided, however, that such party shall not settle such Tax Claim without the prior written consent of the other party which shall not be unreasonably withheld, conditioned or delayed.

(v) Notwithstanding any other provision of this Agreement, the Merger Agreement or any Related Transaction Agreements to the contrary, if a non-income Tax Claim relates to any consolidated, combined, affiliated or unitary Tax Return of the Tax Indemnifying Party with respect to which there are also Tax issues unrelated to such Tax Claim, and after reasonable best efforts the parties have not been able to separate such Tax Claim and unrelated issues for resolution in separate proceedings in a manner reasonably satisfactory to the parties, then the Tax Indemnified Party shall not be entitled to participate in such Tax Claim relating to any consolidated, combined, affiliated or unitary Tax Return which includes the Tax Indemnifying Party. Notwithstanding any other provision of this Agreement, the Merger Agreement or any Related Transaction Agreements to the contrary, the Tax Indemnified Party shall not be entitled to participate in any income Tax Claim relating to any consolidated, combined, affiliated or unitary Tax Return of the Tax Indemnifying Party.

(vi) Notwithstanding any other provision of this Agreement, the Merger Agreement or any Related Transaction Agreements to the contrary, if a Tax Claim relates to any consolidated, combined, affiliated or unitary Tax Return of the Tax Indemnified Party with respect to which there are also Tax issues unrelated to the Tax Claim, and:

(1) the parties are able to separate the Tax Claim from the unrelated Tax issues, the Tax Indemnifying Party shall, subject to the conditions and other provisions in Section 6.1(e)(ii), control the Tax Claim, provided, however, that the Tax Indemnifying Party shall not settle, either administratively or after the commencement of litigation, such Tax Claim without the consent of the Tax Indemnified Party, such consent not to be unreasonably withheld, and provided, further, that the Tax Indemnified Party shall have the right, at its expense, to be present at, and participate in, any proceeding relating to such Tax Claim; or

(2) after reasonable best efforts the parties have not been able to separate the Tax Claim and unrelated Tax issues for resolution in separate proceedings in a manner reasonably satisfactory to the parties, then the Tax Indemnified Party shall control the Tax Claim; provided, however, that

(A) the Tax Indemnified Party shall (W) provide the Tax Indemnifying Party with notice reasonably in advance of any proceeding relating to such Tax Claim and (X) consult in good faith with the Tax Indemnifying Party on the resolution of the issue and on any written submissions (or the portion thereof), to the extent related solely to such Tax Claim, including providing the Tax Indemnifying Party an opportunity to review and provide comments on any such written submission, and

(B) the Tax Indemnified Party shall not settle, either administratively or after the commencement of litigation, such Tax Claim without the prior written consent of the Tax Indemnifying Party which shall not be unreasonably withheld, conditioned or delayed.

(vii) On or prior to the Closing Date, the Company shall pay to CBNA the amount of any liability for current Taxes imposed on or with respect to the Company, calculated using the principles and methodologies of the Tax Agreement, with such amount determined without giving effect to the Merger or the Related Transactions.

(f) To the extent that an indemnification obligation of one party pursuant to this Section 6.1 may overlap with another indemnification obligation of such party pursuant to this Section 6.1, the party entitled to such indemnification shall be limited to only one of such indemnification payments.

Section 6.2 Tax Returns and Refunds.

(a) CBNA shall prepare or cause to be prepared and timely file or cause to be timely filed all required Tax Returns relating to the Company for any taxable period which ends on or before the Closing Date, and in each case CBNA shall remit or cause to be remitted any Taxes due in respect of such Tax Returns. To the extent positions, methods or elections used in preparing any such Tax Returns could reasonably be expected to materially adversely affect the Tax liability of any Buyer Indemnified Party after the Closing Date, such Tax Returns shall be prepared, and all elections with respect to such Tax Returns shall be made, to the extent permitted by Law, in a manner consistent with past practice.

(b) Buyer shall prepare or cause to be prepared and timely file or cause to be timely filed all required Tax Returns relating to the Company for Straddle Periods, and in each case Buyer shall remit or cause to be remitted any Taxes due in respect of such Straddle Period Tax Returns; provided, that with respect to any such Straddle Period Tax Returns, such Tax Returns shall be prepared, and all elections with respect to such Tax Returns shall be made, to the extent permitted by Law, in a manner consistent with past practice. Before filing any Straddle Period Tax Return, Buyer shall submit to CBNA a draft of such Tax Return for review and approval at least thirty (30) Business Days prior to the last date for timely filing such Tax Return (giving effect to any valid extensions thereof) accompanied by a statement calculating in reasonable detail CBNA’s indemnification obligation, if any, pursuant to Section 6.1(a).

(c) If for any reason CBNA objects to any item of Buyer’s draft Straddle Period Tax Return or disagrees with Buyer’s calculation of CBNA’s indemnification obligation, CBNA shall notify Buyer of its disagreement within fifteen (15) Business Days of receiving a copy of such Tax Return, and the parties will endeavor within the next ten (10) Business Days to resolve such dispute in good faith. If the parties cannot reach agreement regarding such dispute, such dispute shall be settled pursuant to the provisions of Section 6.5. Except in the case of a dispute resolved pursuant to Section 6.5, no Straddle Period Tax Return shall be filed without CBNA’s written consent, which shall not be unreasonably withheld, delayed or conditioned. If CBNA agrees with Buyer’s calculation of its indemnification obligation, or once any disputes with respect to such indemnification obligation are resolved, CBNA shall pay to Buyer the amount of CBNA’s indemnification at the time specified in Section 6.1(d).

(d) With respect to Taxes for Straddle Periods, to the extent that payments, if any, made by CBNA, its Affiliates or the Company prior to the Closing Date to a Taxing authority are greater than CBNA’s allocable portion of such Straddle Period Taxes as determined pursuant to Section 6.1(a), Buyer shall pay to CBNA the amount of such excess within ten (10) Business Days after filing such Straddle Period Tax Return.

(e) Any refunds or credits of Taxes of the Company plus any interest received with respect thereto from the applicable Taxing authority for any Taxable period ending on or before the Closing Date shall be for the account of CBNA and, if received by Buyer or any of its Affiliates or applied against the liability for Taxes of Buyer or any of its Affiliates, shall be paid by Buyer to CBNA within ten (10) Business Days after Buyer or any of its Affiliates receives such refund or after the relevant Tax Return is filed in which the credit is so applied. Any other refund or credit of Taxes of the Company plus any interest received with respect thereto from the applicable Taxing authority shall be for the account of Buyer and, if received by CBNA or any of its Affiliates or applied against the liability for Taxes of CBNA or any of its Affiliates, shall be paid by CBNA to Buyer within ten (10) Business Days after CBNA or any of its Affiliates receives such refund or after the relevant Tax Return is filed in which the credit is so applied. Any refunds or credits of Taxes of the Company for any Straddle Period shall be apportioned between CBNA and Buyer in the same manner as the liability for such Taxes is apportioned pursuant to Section 6.1.

(f) With respect to any refund or credit to which one party is entitled pursuant to Section 6.2(e) (the “Refund Recipient”), (i) at the request of the Refund Recipient, the other party (the “Refund Payor”) shall and shall cause its relevant Affiliates to file for and obtain any refunds or credits to which the Refund Recipient is entitled under this Article VI and (ii) any payment to the Refund Recipient shall be net of any additional amounts of Taxes that are imposed on the Refund Payor or any of its Affiliates as a result of the Refund Payor or its Affiliate filing for such refund or credit, and taking into account the obligation of the Refund Payor to make the payment to the Refund Recipient hereunder; provided, however, that the Refund Payor shall not be obligated to file for or obtain any refund or credit pursuant to this Section 6.2(f) if, in the reasonable judgment of the Refund Payor, doing so would have a material adverse effect on the Refund Payor or any of its Affiliates for which the Refund Recipient has not provided to the Refund Payor indemnification in a manner reasonably satisfactory to the Refund Payor and the Refund Payor provides the Refund Recipient written notice containing reasonable detail describing such material adverse effect.

Section 6.3 Conveyance Taxes. CBNA and Buyer shall each be responsible for and shall pay fifty (50) percent of all Conveyance Taxes. Buyer and CBNA shall be responsible for jointly preparing and timely filing any Tax Returns required with respect to any such Conveyance Taxes. CBNA and Buyer will provide to one another a true copy of each such Tax Return as filed and evidence of the timely filing thereof.

Section 6.4 Section 338(h)(10) Election.

(a)

(i) With respect to the sale and acquisition of the Company pursuant to the Merger Agreement, Buyer and CBNA shall, in the manner described herein, make an election under section 338(h)(10) of the Code (the “Election”). At least ten (10) days prior to the Closing Date, CBNA and Buyer shall agree on the form and content of the IRS Form 8023 (the “Form 8023”) on which such Election under section 338(h)(10) shall be made, and at or prior to the Closing CBNA shall deliver to Buyer and Buyer shall deliver to CBNA properly executed and mutually agreed upon Form 8023 with respect to the Company containing information then available, which CBNA shall file or cause to be filed with the Internal Revenue Service not later than thirty (30) days following the Closing Date.

(ii) With respect to the Election, at the reasonable request of the other party CBNA and Buyer shall, and shall cause their respective Affiliates to, as promptly as practicable following such request, take the actions reasonably requested that are not specifically provided for in this Section 6.4 otherwise (including filing such forms, returns, elections, schedules and other documents as may be requested) to effect, perfect and preserve a timely Election in accordance with the provisions of section 338 of the Code and applicable Treasury Regulations. Neither party shall be obligated to make any such request.

(iii) At the reasonable request of the other party CBNA and Buyer shall, and shall cause their respective Affiliates to, as promptly as practicable following such request, cooperate with each other to make a valid election under one or more specified provisions of state or local law similar to the Election.

(iv) CBNA, Buyer and their respective Affiliates shall report the sale and acquisition, respectively, of the stock of the Company pursuant to the Merger Agreement as a “qualified stock purchase,” within the meaning of section 338(d)(3) of the Code and applicable Treasury Regulations consistent with the Election made under section 338(h)(10) of the Code and shall take no position to the contrary thereto in any income Tax Return, in any proceeding before any Taxing authority or otherwise for any income Tax purpose.

(b) To the extent permissible by or required by Law, CBNA, Buyer and their respective Affiliates shall, at the request of the other, cooperate in the preparation and timely filing of any corrections, amendments or supplements to the Form 8023 (including Form 8883).

(c) Neither CBNA, Buyer nor any of their respective Affiliates shall take any action to modify any of the forms or reports (including any corrections, amendments or supplements thereto) that are required for the making of the Election after their execution or to modify or revoke the Election under section 338(h)(10) of the Code following the filing of the Form 8023 by CBNA without the written consent of CBNA and Buyer, as the case may be.

(d) Allocation.

(i) In connection with the Election, within ninety (90) days after the Closing Date (or, if later, within thirty (30) days after the final determination of the Closing Adjustment Amount as defined in, and pursuant to, the Purchase Price Adjustment Agreement), Buyer shall provide (or shall cause its Affiliates to provide) to CBNA (i) a proposed allocation of its determination of the “aggregate deemed sales price” and the “adjusted grossed up basis” (each, as defined under applicable Treasury Regulations) among the assets of the Company, which allocations shall be made in accordance with Buyer’s good faith application of section 338(b) of the Code and any applicable Treasury Regulations, and (ii) a completed IRS Form 8883 (the “Form 8883”) and any additional data or materials required to be attached to Form 8883 pursuant to the Treasury Regulations promulgated under section 338 of the Code (collectively, the “Proposed Allocation”). In the event CBNA objects to the Proposed Allocation, CBNA will notify Buyer in writing within twenty (20) days of receipt of the Proposed Allocation of such objection, and the Parties will endeavor within the next fifteen (15) days to resolve such dispute in good faith.

(ii) In the event that CBNA and Buyer resolve such dispute and agree on the manner in which such allocations should be made, CBNA and Buyer (and their respective Affiliates) shall (i) be bound by the allocation determined pursuant to this paragraph for all Tax purposes, (ii) prepare and file all income Tax Returns to be filed with any Taxing authority (including Forms 8883 filed with the Parties’ respective federal income Tax Returns for the taxable year that includes the Closing Date and any other forms or statements required by the Code, Treasury Regulations or the Internal Revenue Service) in a manner consistent with such allocations and (iii) take no position inconsistent with such allocations in any federal or other applicable income Tax Return, any proceeding before any Taxing authority or otherwise. In the event that any such allocation is disputed by any Taxing authority, the party receiving notice of such dispute shall promptly notify and consult with the other Party concerning resolution of such dispute.

(iii) In the event that CBNA and Buyer disagree on the manner in which such allocations should be made and do not resolve such dispute within the time provided under Section 6.4(d)(i), each party shall separately allocate the “aggregate deemed sales price” or the “adjusted grossed up basis,” as applicable, among the assets of the Company, which allocations shall be made by each party in the manner such party determines in its sole discretion is in accordance with section 338(b) of the Code and any applicable Treasury Regulations, and each party shall file its Tax Returns (including Forms 8883) consistent with such separate allocation.

(e) Notwithstanding anything in this Agreement, the Merger Agreement or the Related Transaction Agreements, to the contrary, CBNA and Buyer shall, and shall cause their respective Affiliates to, treat the transfer of assets to CBNA pursuant to the CBNA Transaction as a satisfaction by the Company, pursuant to its deemed liquidating distribution resulting from the Election by CBNA and Buyer, of amounts outstanding under the Omnibus Credit Agreement equal to the aggregate net fair market value of the assets acquired by CBNA pursuant to the CBNA Transaction as of the Closing Date.

Section 6.5 Certain Tax Return Disputes. With respect to any dispute or a disagreement under Section 6.2(c) of this Agreement between the Parties (relating to the filing of Straddle Period Tax Returns), the

Parties shall cooperate in good faith to resolve such dispute between them, but if the Parties are unable to resolve such dispute, such dispute shall be resolved in accordance with the following provisions of this Section 6.5, which resolution shall be final, conclusive and binding on the Parties. The fees and expenses relating to any dispute as to the amount owed by either of the Parties shall be paid by Buyer, on the one hand, and CBNA, on the other hand, in proportion to each party’s respective liability for the portion in dispute, as determined by the accounting firm selected pursuant to the next paragraph.

In the event of any dispute or disagreement described in this Section 6.5, Buyer and CBNA shall jointly select a nationally recognized accounting firm that is not the independent auditor for either CBNA or Buyer and is otherwise neutral and impartial; provided, however, that if CBNA and Buyer are unable to select such other accounting firm within five (5) Business Days after delivery of written notice of a disagreement, either party may request the American Arbitration Association to appoint, within five (5) Business Days from the date of such request, an independent accounting firm meeting the requirements set forth above or a neutral and impartial certified public accountant with significant relevant experience.

Section 6.6 Survival of Tax Provisions. For purposes of this Agreement, and notwithstanding anything to the contrary in the Merger Agreement or in this Agreement (including Section 2.l of this Agreement), the obligations of the parties under this Article VI, and the right to commence any claim for indemnification with respect thereto, shall survive the Closing until ninety (90) days after the expiration (giving effect to any valid extensions, waivers and tolling periods) of the applicable statutes of limitation relating to the Taxes at issue. For the avoidance of doubt, this Section 6.6 shall not limit the obligation of the Tax Indemnified Party to timely notify the Tax Indemnifying Party of the Tax Claim, as provided for in Section 6.1(e)(i). If written notice of a claim (a “Designated Claim”) for indemnification shall have been provided to CBNA, on the one hand, or the Buyer, on the other hand, as the case may be, within the applicable survival period, then any provision of this Agreement that is the subject of the Designated Claim and the right to bring claims pursuant to the provisions of this Agreement that would otherwise terminate as set forth above shall survive as to the Designated Claim until such time as the Designated Claim is fully and finally resolved.

Section 6.7 Termination of Tax Sharing Agreements. Any and all Tax Sharing Agreements, to which the Company is a party, shall be terminated as of the Closing Date prior to the occurrence of the Transactions. As of the Closing Date, the Company shall not have any further rights or obligations under any such Tax Sharing Agreement.

Section 6.8 No Limitation on Payments. Notwithstanding Section 4.1 or any other provision of this Agreement to the contrary, and notwithstanding anything to the contrary in the Merger Agreement, the Related Transaction Agreements, or the Ancillary Agreements, no claim for indemnification by a Buyer Indemnified Party or CBNA or its Affiliates pursuant to this Article VI shall be subject to any threshold amount, deductible amount, or maximum liability amount (and, without limitation, shall not be subject to the Threshold or Maximum Indemnification Amount).

Section 6.9 Cooperation, Exchange of Information and Record Retention.

(a) Buyer and CBNA shall provide each other, and shall cause their respective Affiliates, officers, employees, agents, auditors and representatives reasonably to provide each other, with such cooperation and information relating to the Company (including cooperation relating to any audit request) as any of them reasonably may request of another, including (i) in preparing and filing any Tax Return (including pro-forma Tax Returns), amended Tax Return or claim for refund, including maintaining and making available to each other all records necessary in connection with Taxes; (ii) in resolving all disputes and audits with respect to all Taxable periods relating to Taxes; and (iii) in connection with all other matters covered in this Article VI. Each such party shall make its employees available on a mutually convenient basis to provide explanations of any documents or information provided hereunder.

(b) Buyer and CBNA recognize that the other party will need access, from time to time, after the Closing Date, to certain accounting and Tax records and information held by Buyer, CBNA or the Company to the extent such records and information pertain to events occurring on or prior to the Closing Date; therefore, from and after the Closing Date, CBNA, Buyer and their respective Affiliates shall (i) retain and maintain all such records including all Tax Returns, schedules and work papers, records and other documents in their possession relating to Tax matters of the Company for taxable periods ending on or prior to the Closing Date and for the Straddle Period for the longer of (x) the ten-year period beginning on the Closing Date or (y) the full period of the applicable statute of limitations, including any extension thereof and (ii) allow the agents and representatives of each other, upon reasonable notice and at mutually convenient times to inspect, review and make copies of such records (at the expense of the party requesting the records) as CBNA and Buyer may deem reasonably necessary or appropriate from time to time. The holder of any records, books, workpapers, reports, correspondence and other similar materials shall provide the other party with written notice thirty (30) days prior to transferring, destroying or discarding the last copy of any such materials and such other party shall have the right, at its expense, to copy or take any such materials. Any information obtained under this Section 6.9(b) shall be kept confidential except as may be otherwise necessary in connection with the filing of Tax Returns or claims for refund or in conducting an audit or other proceeding.

(c) Neither Party nor any of its Affiliates shall be entitled to any information regarding, any access to, any right to review or any right to obtain any consolidated, combined, affiliated or unitary Tax Return which includes CBNA or Buyer, except to the extent that such information exclusively relates to the Company, and provided, however, that Buyer shall be entitled to a copy of a pro forma Tax Return for the Company for any Pre-Closing Tax Period.

(d) Tax Benefits. Notwithstanding anything in Section 6.1(a) or (b) to the contrary, Buyer shall pay to CBNA any Tax Benefit realized by Buyer from any deduction arising from the exercise of options to acquire CBNA stock held by Company Employees. Unless Buyer is required to do so by applicable Law and provides notice to CBNA, Buyer shall not, and shall cause its Affiliates not to, claim any deductions on any Tax Return that Buyer is responsible for preparing under Section 6.2 arising from the exercise of options to acquire CBNA stock held by Company Employees. If Buyer is required to do so by applicable Law, Buyer shall claim such deduction and pay to CBNA any Tax Benefit to Buyer arising from any such deduction within ten (10) days of filing the relevant Tax Return.

Section 6.10 Claims under the Agreement.

(a) The parties acknowledge and agree that indemnification with respect to certain matters including Tax matters may be addressed under more than one section or Article of this Agreement and any limitations on indemnification under one section or Article of this Agreement shall not be interpreted to limit the availability of indemnification under another section or Article of this Agreement. This Article VI shall not be the exclusive provision for making a claim with respect to Taxes.

(b) With respect to the retention of Company records relating to Taxes, except to the extent there are provisions specific to the retention of Company records relating to Taxes in the Related Transaction Agreements or the Ancillary Agreements, Section 6.9(b) shall govern with respect to the retention of the Company records relating to Taxes.

(c) In the event of any conflict between the provisions of Section 3.1 and Section 6.1(e) (relating to Tax contests), the provisions of Section 6.1(e) shall control with respect to Tax contests.

ARTICLE VII

MISCELLANEOUS

Section 7.1 Notices. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission (provided, that any notice received by facsimile transmission or otherwise at the addressee’s location on any Business Day after 5:00 p.m. (addressee’s local time) shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next Business Day), by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 7.1):

if to Buyer:

Discover Bank

12 Read’s Way

New Castle, DE 19720

Fax: 302- 323-7393

Attention:     Mike Rickert

with copies to (which shall not constitute notice):

Discover Financial Services

2500 Lake Cook Road

Riverwoods, IL 60015

Fax: 224-405-4957

Attention:     Carlos Minetti

and

Discover Financial Services

2500 Lake Cook Road

Riverwoods, IL 60015

Fax: 224-405-4584

Attention:     Kelly McNamara Corley

with a further copy to (which shall not constitute notice):

Sidley Austin LLP

One South Dearborn Street

Chicago, IL 60603

Fax: 312-853-7036

Attention:     Paul L. Choi

                        Willis R. Buck, Jr.

                        Scott R. Williams

if to CBNA:

Citigroup Inc.

399 Park Avenue

New York, NY 10022

Fax: 212-735-2000

Attention:     Michael S. Zuckert

with copies to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

Fax: 212-735-2000

Attention:     William S. Rubenstein

                        Sean C. Doyle

Section 7.2 Interpretation; Certain Definitions. When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of, or an Exhibit to, this Agreement, unless otherwise indicated. The headings for this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions set forth in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any statute defined or referred to herein or in any agreement or instrument that is referred to herein means such statute as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor statutes. Other than in Section 7.4, references to a person are also to its permitted successors and assigns. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

Section 7.3 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner.

Section 7.4 Assignment. Neither this Agreement nor any rights, interests or obligations hereunder shall be assigned by any of the Parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other Party hereto. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their legal successors and permitted assigns. Each Party shall cause any person acquiring all or substantially all of the assets of such Party, or any surviving entity in the case of any merger, consolidation or reorganization of such Party to assume upon the consummation thereof the obligations of such Party under this Agreement.

Section 7.5 Entire Agreement; No Third-Party Beneficiaries. This Agreement, the Ancillary Agreements, the Merger Agreement, and the Related Transaction Agreements constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the Parties, or any of them, with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each Party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided that this Agreement will inure to the benefit of the Indemnified Parties.

Section 7.6 Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement shall be governed by, and construed in accordance with the Laws of the State of Delaware, without giving effect to any otherwise applicable choice or conflict of laws provision or rule.

Section 7.7 Consent to Jurisdiction.

(a) Each Party hereby irrevocably submits to the co-exclusive jurisdiction of the Delaware Chancery Court, or if such court shall not have jurisdiction, any federal or other state court of the State of Delaware, and any federal or other state court of the State of New York, for the purpose of any action or proceeding arising out of or relating to this Agreement and each Party hereto hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any such court. Each Party agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Notwithstanding the foregoing, each Party shall be entitled to implead (or take similar steps with respect to) any Indemnified Party into any action relating to a Third Party Claim in any other jurisdiction.

(b) Each of Buyer and CBNA irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such Party. Nothing in this Section 7.7 shall affect the right of any Party to serve legal process in any other manner permitted by Law.

Section 7.8 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in two (2) or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 7.9 WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

Section 7.10 Specific Performance. The Parties hereby expressly acknowledge and agree that immediate, extensive and irreparable damage would result, no adequate remedy at law would exist and damages would be difficult to determine in the event that any provision of this Agreement is not performed in accordance with its specific terms or otherwise breached. Therefore, in addition to, and not in limitation of, any other remedy available to any Party, an aggrieved Party under this Agreement would be entitled to specific performance of the terms hereof and immediate injunctive relief, without the necessity of proving the inadequacy of money damages as a remedy. Such remedies, and any and all other remedies provided for in this Agreement, shall, however, be cumulative in nature and not exclusive and shall be in addition to any other remedies whatsoever which any Party may otherwise have. Each of the Parties hereby acknowledges and agrees that it may be difficult to prove damages with reasonable certainty, that it may be difficult to procure suitable substitute performance, and that injunctive relief and/or specific performance will not cause an undue hardship to the Parties. Each of the Parties hereby further acknowledges that the existence of any other remedy contemplated by this Agreement does not diminish the availability of specific performance of the obligations hereunder or any other injunctive relief. Each Party hereby further agrees that in the event of any action by the other Party for specific performance or injunctive relief, it will not assert that a remedy at law or other remedy would be adequate or that specific performance or injunctive relief in respect of such breach or violation should not be available on the grounds that money damages are adequate or any other grounds.

Section 7.11 Amendment. This Agreement may be amended by mutual agreement of the Parties at any time. This Agreement may not be amended except by an instrument in writing signed by the Parties hereto.

Section 7.12 Waiver. At any time, subject to applicable Law, each Party may (a) extend the time for the performance of any obligation or other act of the other Party, (b) waive compliance by the other Party with any agreement contained herein or (c) waive any condition to which its obligations are subject. Any such extension or waiver shall only be valid if set forth in an instrument in writing signed by the Party or Parties to be bound thereby. Notwithstanding the foregoing, no failure or delay by the Buyer or CBNA in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

Section 7.13 Expenses. Except as otherwise expressly provided in this Agreement, all expenses incurred in connection with this Agreement shall be paid by the Party incurring such expenses.

Section 7.14 Maintenance of Corporate Existence. From and after the date of this Agreement until the earlier of (i) one year and one day following the payment in full of all obligations of the Securitization Trusts and the Other Securitization Trusts and (ii) the replacement of the Company as Servicer and Administrator under each of the Securitization Trusts and the Other Securitization Trusts, Buyer shall cause the Company to, and the Company shall, maintain its corporate existence.

Section 7.15 Non-Petition. Each party to this Agreement, by entering into this Agreement, hereby covenants and agrees that it shall not at any time institute against the Depositor, the Funding Note Issuer, any Securitization Trust or any Other Securitization Trust, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar Law in connection with any obligations relating to this Agreement or the Related Transaction Documents.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

CITIBANK, N.A.
By:	/s/ DOUGLAS PETERSON
Name: Douglas Peterson
Title: Chief Operating Officer

DISCOVER BANK
By:	/S/ MICHAEL F. RICKERT
Name: Michael F. Rickert
Title: Vice President, Chief Financial Officer and Treasurer

Exhibit B

EXECUTION COPY

VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT, dated as of September 17, 2010 (this “Agreement”), is entered into by and among Discover Bank, a Delaware banking corporation (“Merger Buyer”), SLM Corporation, a Delaware corporation (“FFELP Buyer”, and together with Merger Buyer, the “Buyers”, and each, a “Buyer”), and Citibank, N.A., a national banking association (the “Majority Stockholder”).

W I T N E S S E T H:

WHEREAS, Merger Buyer, Academy Acquisition Corp., a wholly-owned Subsidiary of Merger Buyer, and The Student Loan Corporation, a Delaware corporation (the “Company”), are concurrently herewith executing an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or otherwise modified from time to time in accordance with the terms thereof, the “Merger Agreement”), providing for, among other things, the merger of Acquisition Sub with and into the Company (the “Merger”);

WHEREAS, FFELP Buyer, the Majority Stockholder, the Company and certain of their Affiliates are concurrently herewith entering into an Asset Purchase Agreement, dated as of the date hereof (as the same may be amended or otherwise modified from time to time in accordance with the terms thereof, the “Asset Purchase Agreement”), pursuant to which and subject to the terms and conditions thereof, FFELP Buyer has agreed to acquire certain assets, referred to in the Asset Purchase Agreement as the “Acquired Assets,” from the Company and its Subsidiaries (the “FFELP Transaction”);

WHEREAS, as a condition to Merger Buyer executing and delivering the Merger Agreement and FFELP Buyer executing and delivering the Asset Purchase Agreement, each Buyer is requiring that the Majority Stockholder enter into this Agreement to, among other things, vote (i) the shares of common stock, $0.01 par value per share, of the Company (“Company Common Stock”) owned by the Majority Stockholder, (ii) all shares of Company Common Stock issued or issuable in respect of securities exchangeable, exercisable or convertible into Company Common Stock, and (iii) any securities issued or exchanged with respect to such Company Common Stock upon any recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up or combination of the securities of the Company or upon any other change in the Company’s capital structure, in each case whether now owned or hereafter acquired by the Majority Stockholder or any of its Subsidiaries (collectively, the “Securities”), in favor of the Merger Agreement, the Merger and the FFELP Transaction;

WHEREAS, as of the date hereof, the Majority Stockholder has the power to vote and dispose of 16,000,166 shares (the “Existing Shares”) of Company Common Stock, representing 80% of the outstanding shares of Company Common Stock as of the date hereof;

WHEREAS, Merger Buyer desires to enter into this Agreement in connection with its efforts to consummate the Merger; and

WHEREAS, FFELP Buyer desires to enter into this Agreement in connection with its efforts to consummate the FFELP Transaction.

NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

1. Definitions. Terms that are used in this Agreement and are not defined herein shall have the respective meanings such terms have in the Merger Agreement or the Asset Purchase Agreement, as applicable.

2. Certain Covenants.

2.1. Lock-Up. The Majority Stockholder hereby covenants and agrees that between the date hereof and the later of the Termination Date under the Merger Agreement (as defined therein) and the Termination Date under the Asset Purchase Agreement (as defined therein), the Majority Stockholder will not (a) directly or indirectly, sell, transfer (whether by merger or otherwise by operation of law), assign, pledge, hypothecate, tender, encumber or otherwise dispose of or limit its right to vote the Securities, or agree to do any of the foregoing (each a “Transfer”) or (b) knowingly take any action that is, individually or in the aggregate, reasonably likely to delay, prevent or have an adverse effect on the Majority Stockholder’s ability to satisfy its obligations under this Agreement or any of the Merger Agreement, Asset Purchase Agreement or the CBNA Transaction Agreement (such agreements, the “Transaction Agreements”, and the transactions contemplated by the Transaction Agreements, the “Transactions”). Notwithstanding the foregoing, in connection with any Transfer not involving or relating to any Competing Proposal (as such term is defined in either the Merger Agreement or the Asset Purchase Agreement, as applicable), the Majority Stockholder may Transfer any or all of the Securities to any wholly-owned Subsidiary of the Majority Stockholder; provided, however, that in any such case, prior to and as a condition to the effectiveness of such Transfer, each Person to which any of such Securities or any interest in any of such Securities is Transferred shall have executed and delivered to each Buyer a counterpart to this Agreement pursuant to which such Person shall be bound by all of the terms and provisions of this Agreement.

2.2. Related Transactions.

(a) Subject to the terms and conditions of the Transaction Agreements, the Majority Stockholder agrees to use its reasonable best efforts to, and to cause its Affiliates to use their respective reasonable best efforts to, consummate and make effective the Transactions as promptly as practicable and to cause the conditions to the closing of the Transactions set forth in the Transaction Agreements, respectively, to be satisfied, including the obtaining of all necessary actions or nonactions, consents, terminations or expirations of waiting periods and approvals from Governmental Authorities or other persons necessary in connection with the consummation of the Transactions.

(b) Without the prior written consent of Merger Buyer and FFELP Buyer (such consent not to be unreasonably delayed, conditional or withheld), the Majority Stockholder shall not and shall not permit any of its Affiliates to (i) amend, modify or waive any provision of the Transaction Agreements in a manner adverse to Merger Buyer or FFELP Buyer or that would reasonably be expected to materially adversely affect the timing or the ability to consummate the Merger or the FFELP Transaction or (ii) terminate any Transaction Agreement by mutual consent.

(c) The Majority Stockholder shall keep each Buyer informed on a reasonably current basis of any material changes in or developments with respect to the Transactions, including, subject to applicable Laws, furnishing promptly to each Buyer, upon becoming aware of such information, information concerning the status of and the progress towards closing the Transactions as each Buyer or its respective Representatives may reasonably request.

2.3. No Solicitation.

(a) From and after the date of this Agreement until the later of the Merger Buyer Termination Date and the FFELP Buyer Termination Date, except as provided in Section 2.3(b) below, the Majority Stockholder shall not, and shall cause its Affiliates and its and their Representatives not to, directly or indirectly: (i) solicit, initiate, assist or knowingly facilitate or encourage the making of any Competing Proposal or any inquiry, offer or proposal that could reasonably be expected to lead to any Competing Proposal; (ii) enter into, engage or participate in, or continue any negotiations regarding any Competing Proposal or any inquiry, proposal or offer that could reasonably be expected to lead to, any Competing Proposal; (iii) furnish to any person or group (other than the parties hereto and their respective Affiliates) any non-public information relating to the Company or any of its Subsidiaries; (iv) engage or participate in discussions with any person with respect to any Competing Proposal or any proposal, inquiry or offer that could reasonably be expected to lead to any Competing Proposal; (iv) approve, endorse or recommend or propose publicly to approve, endorse or recommend any Competing Proposal or any proposal, inquiry or offer that could reasonably be expected to lead to any Competing Proposal; or (v) approve, endorse or recommend or publicly announce an intention to approve, endorse or recommend, or enter into any letter of intent or similar document or any agreement, commitment or other Contract relating to any Competing Proposal or any inquiry, offer or proposal that could reasonably be expected to lead to, any Competing Proposal (other than the Transactions).

(b) The Majority Stockholder shall, and shall cause its Affiliates and its and their Representatives to, immediately cease any existing solicitations, discussions or negotiations with any person with respect to any Competing Proposal, it being understood that the Majority Stockholder shall be permitted to continue discussions with Merger Buyer and FFELP Buyer with respect to the Transactions.

(c) Notwithstanding any limitations set forth in this Agreement, if after the date hereof and prior to the receipt of the Requisite Stockholder Approval (as defined in the Merger Agreement) or the Seller Stockholder Approval (as defined in the Asset Purchase Agreement), the Company receives an unsolicited, bona fide written Competing Proposal that (i) did not result from a violation of (A) Section 6.6 of the Merger Agreement, (B) Section 10.4 of the Asset Purchase Agreement or (C) this Section 2.3 and (ii) the Company’s board of directors (upon the recommendation of the Special Committee) determines in good faith after consultation with the Company’s outside legal and financial advisors that such Competing Proposal constitutes or would reasonably be expected to result, after the taking of any of the actions referred to in clause (x), (y) or (z) below, in a Superior Proposal or an Alternate Superior Proposal (as each such term is defined in either the Merger Agreement or the Asset Purchase Agreement, as applicable), then the Majority Stockholder may, at any time prior to the receipt by the Company of the Requisite Stockholder Approval (as defined in the Merger Agreement) or the Seller Stockholder Approval (as defined in the Asset Purchase Agreement), take the following actions: (x) furnish non-public information with respect to the Company and its Subsidiaries to the third party making such Competing Proposal, if, and only if, such information has been previously or is contemporaneously provided to Buyer and prior to so furnishing such information, the Company receives from the third party an executed confidentiality agreement with terms no less favorable in the aggregate to the third party than the Amended and Restated Confidentiality Agreement between FFELP Buyer and the Company, dated as of September 17, 2010, is to FFELP Buyer, (y) engage or participate in discussions or negotiations with such third party with respect to the Competing Proposal and (z) in the case of a Competing Proposal that constitutes or would reasonably be expected to result in an Alternate Superior Proposal, engage in discussions or negotiations with the Company, Merger Buyer and FFELP Buyer with respect to the Competing Proposal; provided, however, that as promptly as reasonably practicable following the Majority Stockholder taking such actions as described in clause (x), (y) or (z) above (and in any event within 24 hours), the Majority Stockholder shall provide written notice to each Buyer of such determination of the Board of Directors of the Company (upon the recommendation of the Special Committee) as provided for in clause (ii) above, the identity of the third party making such Competing Proposal and the terms and conditions of the Competing Proposal. The Majority Stockholder shall keep each Buyer informed on a current basis of the status of any such discussions or negotiations, including any discussions or negotiations with the Company and the other Buyer. The Majority Stockholder shall be permitted to engage in discussions and negotiations with the Company and each Buyer in connection with any Competing Proposal.

(d) The Majority Stockholder shall advise each Buyer promptly upon (and in any event within 24 hours of) receipt of (i) any Competing Proposal or indication, inquiry, proposal or offer with respect to or that could reasonably be expected to lead to any Competing Proposal, (ii) any request for non-public information relating to the Company, and (iii) any inquiry or request for discussion or negotiation regarding a Competing Proposal, including in each case the identity of the person making any such Competing Proposal or indication, inquiry, offer or proposal, the material terms of any such Competing Proposal or indication, inquiry, offer or proposal and any material correspondence relating thereto. The Majority Stockholder shall keep each Buyer informed on a current basis of any material changes to the terms of any such Competing Proposal or indication or inquiry.

2.4. Standstill. From and after the date of this Agreement until its termination in accordance with its terms, without the prior written consent of the Buyers, the Majority Stockholder shall not and shall instruct its Representatives not to, except pursuant to the terms of the CBNA Transaction Agreement: (a) in any manner, acquire, agree to acquire or make any proposal to acquire, directly or indirectly, any assets or securities of the Company (or beneficial ownership thereof) or any rights or options to acquire any assets or securities of the Company (or beneficial ownership thereof); (b) propose to enter into, directly or indirectly, any merger or business combination involving the Company or any of its subsidiaries or divisions; (c) disclose any intention, plan, or arrangement inconsistent with the foregoing; or (d) advise, assist, or encourage any other Persons in connection with any of the foregoing.

2.5. Certain Events. This Agreement and the obligations hereunder will attach to the Securities and will be binding upon any person to which legal or beneficial ownership of any or all of the Securities passes, whether by operation of applicable Law or otherwise, including the Majority Stockholder’s successors or assigns. This Agreement and the obligations hereunder will also attach to any additional shares of Company Common Stock or other Securities of the Company issued to or acquired by the Majority Stockholder or any Subsidiary after the date hereof.

2.6. Voting Agreement.

(a) The Majority Stockholder hereby irrevocably and unconditionally covenants and agrees that, during the Voting Period (as hereinafter defined), at any meeting of the stockholders of the Company (whether annual or special), however called, or at any adjournment or postponement thereof, or in any other circumstances (including an action by written consent) upon which a vote or other approval is sought, the Majority Stockholder shall: (i) with respect to any vote relating to the Merger Agreement, the Asset Purchase Agreement or any other matter to be approved by the stockholders of the Company to facilitate any of the Transactions, to appear at such meeting or otherwise be counted as present thereat for the purpose of establishing a quorum and vote the Securities, in person or by proxy, in favor of the adoption of the Merger Agreement and the Asset Purchase Agreement and the approval of the Merger and the Transactions; (ii) vote (or cause to be voted), in person or by proxy, the Securities against (A) any extraordinary corporate transaction (other than the Transactions), such as a merger, consolidation, business combination, tender or exchange offer, reorganization, recapitalization, liquidation, or sale or transfer of all or substantially all of the assets or securities of the Company or any of its Subsidiaries, (B) any amendment of the Company’s certificate of incorporation or by-laws, (C) any other proposal, action or transaction involving the Company or any of its Subsidiaries, which amendment or other proposal, action or transaction would reasonably be expected to in any manner impede, frustrate, prevent or nullify the Merger Agreement, the Asset Purchase Agreement, any of the Ancillary Agreements or any of the Related Transaction Agreements or any of the Transactions, (D) any extraordinary dividend, distribution or recapitalization by the Company or change in capital structure of the Company (other than pursuant to the Transactions) and (E) any Competing Proposal (the matters described in the foregoing clauses (A) through (E) being referred to as “Competing Actions”); and (iii) not take any action by written consent to approve any Competing Action. Notwithstanding the foregoing, (1) if the Board of Directors of the Company has effected (and not withdrawn) a Permitted Change of Recommendation with respect to the Merger Agreement and the Merger in accordance with the terms of Section 6.6(e)(i) of the Merger Agreement in response to an Alternate Superior Proposal (as defined in the Merger Agreement), then the obligation to vote as set forth in clause (a)(i) above with respect to the vote on the Merger Agreement and the Merger shall only apply to an aggregate number of Securities that is equal to exactly 40% of the total number of shares of Company Common Stock outstanding on the record date for such meeting or consent and the Majority Stockholder may vote the remaining Securities constituting 40% of the Company Common Stock outstanding on such record date in its sole discretion with respect to the vote on the Merger Agreement and the Merger and (2) if the Board of Directors of the Company

has effected (and not withdrawn) a Permitted Change of Recommendation with respect to the Asset Purchase Agreement and the transactions contemplated by such agreement in accordance with the terms of Section 10.4(d) of the Asset Purchase Agreement in response to an Alternate Superior Proposal (as defined in the Asset Purchase Agreement) then the obligations to vote as set forth in clause (a)(i) above with respect to the vote on the Asset Purchase Agreement and the transactions contemplated by such agreement shall only apply to an aggregate number of Securities that is equal to exactly 40% of the total number of shares of Company Common Stock outstanding on the record date for such meeting or consent and the Majority Stockholder may vote the remaining Securities constituting 40% of the Company Common Stock on such record date in its sole discretion with respect to the vote on the Asset Purchase Agreement and the transactions contemplated by such agreement. For purposes of this Agreement, “Voting Period” means the period commencing on the date hereof and ending on the termination of this Agreement.

(b) The obligations of the Majority Stockholder specified in this Section 2.6 shall apply whether or not the Board of Directors of the Company (or any committee thereof) has effected a Change of Recommendation. Any such vote shall be cast (or consent shall be given) by the Majority Stockholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining whether a quorum is present.

2.7. Disclosure. The Majority Stockholder hereby authorizes each Buyer to publish and disclose in any announcement or disclosure required by the SEC, the New York Stock Exchange or any other national securities exchange and, to the extent required by applicable Law, the Proxy Statement (including all documents and schedules filed with the SEC in connection therewith) and any other required filings under the Securities Act or the Exchange Act or otherwise required by Law, its identity and the nature of its commitments, arrangements and understandings under this Agreement. Each Buyer hereby authorizes the Majority Stockholder to make such disclosure or filings as may be required by the SEC or the New York Stock Exchange or any other national securities exchange or the OTC Bulletin Board.

2.8. Participation.

(a) In the event that either (i) the Merger Agreement is terminated pursuant to Section 8.1(g) or 8.1(i) thereof or (ii) the Asset Purchase Agreement is terminated pursuant to Section 11.1(h) or 11.1(j) thereof, upon the consummation of the transaction contemplated by a Superior Proposal, the Majority Stockholder shall pay to each of Merger Buyer and FFELP Buyer a fee equal to 25% of the Majority Stockholder’s Profit from the sale or Transfer of any Securities pursuant to any Superior Proposal.

(b) In the event that either (i) a termination fee is payable pursuant to Section 8.3(a)(i) of the Merger Agreement or (ii) a termination fee is payable pursuant to Section 11.3(a)(i) of the Asset Purchase Agreement, upon the consummation of any Qualifying Transaction, the Majority Stockholder shall pay to each of Merger Buyer and FFELP Buyer a fee equal to 25% of the Majority Stockholder’s Profit from the sale or Transfer of any Securities pursuant to any Qualifying Transaction entered into or consummated within 12 months of the termination of the Merger Agreement or the Asset Purchase Agreement, whichever is later.

(c) Subject to the proviso in Section 2.8(d), in the event that the Merger Agreement is terminated pursuant to Section 8.1(d) thereof following a Permitted Change of Recommendation pursuant to Section 6.6(e) thereof in response to an Alternate Superior Proposal (as defined in the Merger Agreement), the Majority Stockholder shall pay to Merger Buyer a fee equal to 50% of the Majority Stockholder’s Profit from the sale or Transfer of any Securities pursuant to any transactions entered into or consummated by the Company within 12 months of such termination.

(d) In the event that the Asset Purchase Agreement is terminated pursuant to Section 11.1(d) thereof following a Permitted Change of Recommendation pursuant to Section 10.4(e) thereof in response to an Alternate Superior Proposal (as defined in the Asset Purchase Agreement), the Majority Stockholder shall pay to

FFELP Buyer a fee equal to 50% of the Majority Stockholder’s Profit from the sale or Transfer of any securities pursuant to any transactions entered into or consummated by the Company within 12 months of such termination; provided, however, that in the event that fees have become payable under both of Section 2.8(c) and this Section 2.8(d), then the amount of fees that shall be payable under each of such Sections shall be equal to 25% of the Majority Stockholder’s Profit.

(e) Subject to the last proviso in Section 2.8(f), in the event that the Merger Agreement is terminated pursuant to Section 8.1(b) or 8.1(h) thereof as a result of the termination of or failure to close the CBNA Transaction, the Majority Stockholder shall pay to Merger Buyer a fee of $24 million, provided, however, that such fee shall not be payable if (i) any of the conditions set forth in Section 7.1(a) of the CBNA Transaction Agreement or Section 9.1(b), 9.1(c), 9.2(e), 9.2(g) or 9.3(h) of the Asset Purchase Agreement shall not have been satisfied and (ii) the Majority Stockholder is not in breach of Section 2.2(a) hereof.

(f) In the event that the Asset Purchase Agreement is terminated pursuant to Sections 11.1(b) or 11.1(i) thereof as a result of the termination of or failure to close the CBNA Transaction, the Majority Stockholder shall pay to FFELP Buyer a fee of $24 million; provided, however, that such fee shall not be payable if (i) any of the conditions set forth in Section 7.1(a) of the CBNA Transaction Agreement or Section 7.1(b), 7.1(c) or 7.2(d) of the Merger Agreement shall not have been satisfied and (ii) the Majority Stockholder is not in breach of Section 2.2(a) hereof; provided, further, that in the event that fees have become payable under both of Section 2.8(e) and this Section 2.8(f), then the amount of fees that shall be payable under each of such Sections shall be $18 million.

(g) In the event that the Merger Agreement is terminated pursuant to Section 8.1(b) or 8.1(h) thereof due to a willful breach by the Majority Stockholder of the Asset Purchase Agreement or any related documents, the Majority Stockholder shall pay to Merger Buyer a fee of $24 million.

(h) Notwithstanding anything in this Agreement to the contrary: (i) no fees shall be paid to the Merger Buyer pursuant to Section 2.8(e) or Section 2.8(g) hereof if such fees, together with any Company Termination Fee paid or payable pursuant to Merger Agreement, would exceed $24 million; and (ii) no fees shall be paid to FFELP Buyer pursuant to Section 2.8(f) hereof if such fees, together with any Seller Termination Fee paid or payable pursuant to the Asset Purchase Agreement, would exceed $24 million; provided, however, in no event will such amounts referenced in clause (i) and (ii) exceed in the aggregate $36 million.

(i) For purposes of this Section 2.8, the “Majority Stockholder’s Profit” shall mean (A) the aggregate consideration for or on account of the Securities that were sold or otherwise Transferred as described in Section 2.8(a), (b), (c) or (d) including extraordinary distributions directly or indirectly made in connection with any transaction, valuing any non-cash consideration (including any residual interest in the Company) at its fair market value on the date of such consummation, less (B) the product of (x) $30 and (y) the number of Securities so sold or otherwise Transferred by the Majority Stockholder.

(j) For purposes of this Section 2.8, the fair market value of any non-cash consideration consisting of: (i) securities listed on a national securities exchange (“Traded Securities”) shall be equal to the average closing price per share of such security as reported on the composite trading system of such exchange for the five trading days ending on the trading day immediately prior to the date of the value determination; and (ii) consideration which is other than cash or Traded Securities shall be determined by agreement of the Majority Stockholder and the Buyers, or if they cannot agree, a nationally recognized independent investment banking firm mutually agreed upon by the Buyers and the Majority Stockholder within ten Business Days of the event requiring selection of such banking firm; provided, however, that if the parties are unable to agree within two Business Days after the date of such event as to the investment banking firm, then the Buyers shall select one firm and the Majority Stockholder shall select another firm, and those firms shall select a third investment banking firm, which third firm shall make such determination; provided, further, that the fees and expenses of such investment banking firm shall be borne equally by Merger Buyer, FFELP Buyer and the Majority Stockholder. The determination of the investment banking firm shall be binding upon the parties.

(k) Any payment of profit under this Section 2.8 shall be paid, at Majority Stockholder’s election, either in cash or in the same proportion of cash and non-cash consideration as the aggregate consideration received by the Majority Stockholder in the consummation of the Superior Proposal.

3. Representations and Warranties of Majority Stockholder. The Majority Stockholder hereby represents and warrants to each Buyer, as of the date hereof, that:

3.1. Ownership. Majority Stockholder is the record and beneficial owner of the Securities, and the Securities constitute the Majority Stockholder’s entire interest in the outstanding capital stock of the Company. The Securities are, and (except as otherwise permitted by this Agreement) prior to the Effective Time will be, Beneficially Owned and owned of record by the Majority Stockholder, free and clear of any Liens (except for those created by this Agreement). As of the date hereof, the Majority Stockholder does not hold any options, warrants or other rights to purchase any Securities. As of the date hereof, the Existing Shares constitute all of the shares of Company Common Stock Beneficially Owned or owned of record by the Majority Stockholder or any of its Affiliates. The Majority Stockholder has and (except as otherwise expressly provided by this Agreement) will have at all times through the Effective Time sufficient rights and powers (i) over the voting and disposition of the Securities and (ii) to agree to all of the matters set forth in this Agreement, in each case, with respect to all of the Securities, with no other limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement. “Beneficial Ownership” by a person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended; provided that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which such Person has, at any time during the term of this Agreement, the right to acquire pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). The terms “Beneficial Owner” and “Beneficially Owned” shall have a correlative meaning.

3.2. Organization. The Majority Stockholder is a national banking association duly existing under the laws of the United States of America.

3.3. Authorization. The Majority Stockholder has all necessary power and authority to execute and deliver this Agreement and the Transaction Agreements, to perform its obligations hereunder and thereunder and to consummate the Transactions and the other transactions contemplated by this Agreement and the Transaction Agreements. The execution and delivery of this Agreement and the Transaction Agreements by the Majority Stockholder and the consummation of the Transactions have been duly and validly authorized by all necessary action of the Majority Stockholder, and no other proceedings on the part of the Majority Stockholder are necessary to authorize the execution and delivery of this Agreement and the Transaction Agreements or to consummate the Transactions and the other transactions contemplated hereby and thereby. This Agreement and the Transaction Agreements to which the Majority Stockholder is a party have been (or at the time of the Closing in the case of any ancillary agreements to be executed at Closing, will be) duly and validly executed and delivered by the Majority Stockholder and, assuming the due authorization, execution and delivery by the Buyers, the Company and any other parties hereto or thereto, as applicable, this Agreement and the Transaction Agreements constitute (or, at the time of Closing in the case of any ancillary agreements to be executed at Closing, will constitute), legal, valid and binding obligations of the Majority Stockholder, enforceable against the Majority Stockholder in accordance with their terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles).

3.4. No Violation.

(a) The execution, delivery and performance of this Agreement and the Transaction Agreements by the Majority Stockholder do not and will not, and the consummation by the Majority Stockholder of the Transactions will not, with or without notice or lapse of time, or both, (i) conflict with or violate the certificate of incorporation or by-laws (or equivalent organizational documents) of the Majority Stockholder or any of its Subsidiaries, (ii) conflict with or violate any Law applicable to the Majority Stockholder or any of its Subsidiaries or by which any property or asset of the Majority Stockholder or any of its Subsidiaries is bound or affected or (iii) result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of consent, termination, amendment, modification, acceleration, cancellation of, or any right of acceleration or cancellation or modification of any benefit or obligation under, or right to challenge any Contract to which the Majority Stockholder or any of its Subsidiaries is a party or otherwise, other than, in the case of clauses (ii) and (iii) hereof, any such conflict, violation, breach, default, termination, amendment, acceleration, cancellation that are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on the Majority Stockholder’s ability to satisfy its obligations under this Agreement or any of the Transaction Agreements.

(b) The execution, delivery and performance of this Agreement and the Transaction Agreements by the Majority Stockholder do not and at the time of the Closing, will not, and the consummation by the Majority Stockholder of the Transactions will not, require any consent, approval, authorization, waiver or permit of, or filing or registration with or notification to, any Governmental Authority or any other person, including any trustee, any holder of, or holder of a beneficial interest in, note issued under a Securitization Indenture or any Rating Agency, except for applicable requirements of the Exchange Act, Blue Sky Laws, the HSR Act, any applicable non-U.S. competition, antitrust or investment Laws, filing and recordation of appropriate merger documents as required by the DGCL and except where failure to obtain such consents, approvals, authorizations, waivers or permits, or to make such filings or notifications that are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on the Majority Stockholder’s ability to satisfy its obligations under this Agreement or any of the Transaction Agreements.

3.5. No Proceedings. No proceedings are pending which, if adversely determined, will, individually or in the aggregate, be reasonably likely to delay, prevent or have a material adverse effect on the Majority Stockholder’s ability to satisfy its obligations under this Agreement. The Majority Stockholder has not previously assigned or sold any of the Securities to any third party. The Majority Stockholder acknowledges that neither Buyer nor any Person on behalf of either of the Buyers has made or makes any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement.

3.6. The Majority Stockholder Has Adequate Information. The Majority Stockholder is a sophisticated seller with respect to the Securities and has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the sale of the Securities and has independently and without reliance upon either Buyer and based on such information as the Majority Stockholder has deemed appropriate, made its own analysis and decision to enter into this Agreement. The Majority Stockholder acknowledges that the agreements contained herein with respect to the Securities by the Majority Stockholder are irrevocable prior to the Merger Buyer Termination Date or the FFELP Buyer Termination Date, as applicable.

4. Representations and Warranties of Merger Buyer. Merger Buyer hereby represents and warrants to the Majority Stockholder, as of the date hereof that:

4.1. Authorization. Merger Buyer has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Merger Buyer of this Agreement and the consummation by Merger Buyer of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of Merger Buyer, and no other proceedings on the part of Merger Buyer are necessary to authorize the execution and delivery of this Agreement.

4.2. No Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (a) require Merger Buyer to file or register with, or obtain any permit, authorization, consent or approval of, any Governmental Authority or (b) violate, result in a default under, or conflict with contract, agreement or understanding or any applicable Law binding upon Merger Buyer, except for such violations, defaults or conflicts which are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on Merger Buyer’s ability to satisfy its obligations under this Agreement. No proceedings are pending which, if adversely determined, will, individually or in the aggregate, be reasonably likely to delay, prevent or have a material adverse effect on the Merger Buyer’s ability to satisfy its obligations under this Agreement. The Merger Buyer acknowledges that neither the Majority Stockholder nor any Person on behalf of the Majority Stockholder has made or is making any representation or warranty, whether express or implied, or any kind or character except as expressly set forth in this Agreement or in any other Transaction Documents.

5. Representations and Warranties of FFELP Buyer. FFELP Buyer hereby represents and warrants to the Majority Stockholder, as of the date hereof that:

5.1. Authorization. FFELP Buyer has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by FFELP Buyer of this Agreement and the consummation by FFELP Buyer of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of FFELP Buyer, and no other proceedings on the part of FFELP Buyer are necessary to authorize the execution and delivery of this Agreement.

5.2. No Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (a) require FFELP Buyer to file or register with, or obtain any permit, authorization, consent or approval of, any Governmental Authority or (b) violate, result in a default under, or conflict with contract, agreement or understanding or any applicable Law binding upon FFELP Buyer, except for such violations, defaults or conflicts which are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on FFELP Buyer’s ability to satisfy its obligations under this Agreement. No proceedings are pending which, if adversely determined, will, individually or in the aggregate, be reasonably likely to delay, prevent or have a material adverse effect on the FFELP Buyer’s ability to satisfy its obligations under this Agreement. The FFELP Buyer acknowledges that neither the Majority Stockholder nor any Person on behalf of the Majority Stockholder has made or is making any representation or warranty, whether express or implied, or any kind or character except as expressly set forth in this Agreement or in any other Transaction Documents.

6. Other Covenants.

(a) The Majority Stockholder covenants that it will consummate the transactions contemplated by the CBNA Transaction Agreement when required to do so in accordance with the terms thereof.

(b) If either (i) pursuant to Section 6.6(e) of the Merger Agreement, the Merger Buyer submits a revised proposal for the transactions contemplated by the Merger Agreement, either alone or in conjunction with a revised proposal by FFELP Buyer for the Asset Purchase Agreement or (ii) pursuant to Section 10.4(e) of the Asset Purchase Agreement, the FFELP Buyer submits a revised proposal for the transactions contemplated by the Asset Purchase Agreement, either alone or in conjunction with a revised proposal by Merger Buyer for the Merger Agreement (in the case of either (i) or (ii), a “Revised Proposal”), at the request of Merger Buyer and/or FFELP Buyer the Majority Stockholder will agree with the Company to complete the transactions contemplated by the CBNA Transaction Agreement on its existing terms in the event the Company enters into a definitive agreement with Merger Buyer and/or FFELP Buyer with respect to such Revised Proposal.

(c) The parties agree that nothing in this Section 6 shall be construed to prevent any amendment to either the Merger Agreement in accordance with the terms of Section 8.4 thereof or the Asset Purchase Agreement in accordance with the terms of Section 11.4 thereof.

(d) The Majority Stockholder agrees not to exercise any rights of appraisal or any dissenters’ rights that the Majority Stockholder may have (whether under applicable Law or otherwise) or could potentially have or acquire in connection with the Merger.

(e) Until the Closing of the Merger under the Merger Agreement, each of the Majority Stockholder and the FFELP Buyer agrees that it will not, nor will any of its respective Affiliates, directly or indirectly acquire, offer or seek to acquire or enter into any agreement (including a letter of intent) to acquire all or any portion of the Acquired Assets (as defined in the Merger Agreement). Until the closing of the transactions contemplated by the Asset Purchase Agreement, Merger Buyer agrees that it will not, nor will any of its Affiliates, directly or indirectly acquire, offer or seek to acquire or enter into any agreement (including a letter of intent) to acquire all or any portion of the Acquired Assets (as defined in the Asset Purchase Agreement).

7. Survival of Representations and Warranties. The representations and warranties contained herein shall survive the closing of the transactions contemplated hereby until the expiration of the applicable statute of limitations, including extensions thereof.

8. Miscellaneous.

8.1. Term.

(a) Notwithstanding any other provision of this Agreement or any other agreement, solely with respect to the Merger Buyer, this Agreement and all rights and obligations of the Merger Buyer hereunder shall terminate and cease to have any force or effect upon the earlier of (i) the Closing under the Merger Agreement, (ii) any termination of the Merger Agreement or the Asset Purchase Agreement in accordance with their applicable terms, and (iii) the delivery of written notice of termination by the Majority Stockholder to Merger Buyer following any Fundamental Amendment (the earliest date, the “Merger Buyer Termination Date”); provided, however, that Section 2.8 shall survive. For purposes of this Agreement, “Fundamental Amendment” means the execution by the Company, Merger Buyer and Acquisition Sub of an amendment to, or waiver by the Company, Merger Buyer or Acquisition Sub of any provision of, the Merger Agreement that: (x) reduces the amount of the Merger Consideration or changes the form of the Merger Consideration or (y) amends Article VII of the Merger Agreement in a manner that adversely affects the Majority Stockholder.

(b) Notwithstanding any other provision of this Agreement or any other agreement, solely with respect to the FFELP Buyer, this Agreement and all rights and obligations of the FFELP Buyer hereunder shall terminate and cease to have any force or effect upon the earlier of (i) the Closing under the Asset Purchase Agreement and (ii) any termination of the Asset Purchase Agreement in accordance with their applicable terms (the earliest date, the “FFELP Buyer Termination Date”); provided, however, that Section 2.8 shall survive.

8.2. Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary: (a) the Majority Stockholder makes no agreement or understanding herein in any capacity other than in the Majority Stockholder’s capacity as a record holder and beneficial owner of Securities, and (b) nothing herein will be construed to limit or affect any action or inaction by the Majority Stockholder or any Representative of the Majority Stockholder, as applicable, serving on the Company’s board of directors or on the board of directors of any Subsidiary of the Company or as an officer of the Company or any Subsidiary of the Company, acting in such Person’s capacity as a director or officer of the Company or any Subsidiary of the Company, and any such action shall not constitute a breach of this Agreement.

8.3. Amendment and Waiver. This Agreement may be amended by mutual agreement of the parties and may not be amended except by an instrument in writing signed by the parties hereto; provided, however, that any amendment of this Agreement that adversely affects the shareholders of the Company (other than the Majority Stockholder) shall require the approval of the Special Committee of independent directors of the Company. Subject to applicable Law, any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties of any party contained herein or in any document delivered pursuant hereto, (c) waive compliance by any party with any agreement contained herein or (d) waive any condition to which its obligations are subject; provided, however, that no party may exercise its waiver rights with respect to another party hereto pursuant to this Section 8.3, without the consent of the remaining party (such consent not to be unreasonably withheld). Any such extension or waiver shall only be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. Notwithstanding the foregoing, no failure or delay by any party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

8.4. Costs and Expenses. Except as contemplated by the Indemnification Agreement (as defined in the Merger Agreement or the Asset Purchase Agreement, as applicable), each party shall bear its own costs and expenses (including all legal, accounting, audit, due diligence and other out-of-pocket expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

8.5. Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective representatives, successors and assigns. The obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon each party’s respective successors and assigns, which shall include successors by operation of Law, such as by merger.

8.6. Entire Agreement; No Third Party Beneficiaries. This Agreement and the Transaction Agreements constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

8.7. Assignments. No party may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties; provided, however, that each Buyer may freely assign its rights to another direct or indirect wholly owned subsidiary of such Buyer without such prior written approval, but no such assignment shall relieve such Buyer of any of its obligations hereunder and provided, further, that the Majority Stockholder may assign its rights and obligations without such prior written approval in connection with a Transfer of Securities permitted under, and effected in compliance with, the second sentence of Section 2.1. Any purported assignment requiring consent without such consent shall be void.

8.8. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts (including by facsimile, electronic mail or other means of electronic communication), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

8.9. Notices, Etc.

(a) Addresses for Notices. All notices, demands, requests, consents and other communications provided for, or required to be given, in this Agreement shall be given in writing, or by any telecommunication device capable of creating a written record (including electronic mail) and addressed to the party to be notified at their respective addresses set forth below:

if to Merger Buyer, to:

Discover Bank

12 Read’s Way

New Castle, Delaware 19720

Fax: 302-323-7393

Attention:    Mike Rickert

with copies to (which shall not constitute notice):

Discover Financial Services

2500 Lake Cook Road

Riverwoods, IL 60015

Fax: 224-405-4957

Attention:    Carlos Minetti

and

Discover Financial Services

2500 Lake Cook Road

Riverwoods, IL 60015

Fax: 224-405-4584

Attention:    Kelly McNamara Corley

and

Sidley Austin LLP

One South Dearborn Street

Chicago, IL 60603

Fax: 312-853-7036

Attention:    Paul L. Choi

                        Willis R. Buck, Jr.

                        Scott R. Williams

if to FFELP Buyer, to:

SLM Corporation

12061 Bluemont Way

Reston, VA 20190-5684

Fax: 703-984-6586

Attention:    Mark L. Heleen, Executive Vice President

                       and General Counsel

with a copy to:

Bingham McCutchen LLP

One Federal Street

Boston, MA 02110

Fax: 617-951-8736

Attention:    John R. Utzschneider

if to the Majority Stockholder, to:

Citigroup Inc.

399 Park Avenue

New York, NY 10022

Fax: 212-735-2000

Attention:    Michael S. Zuckert

with copies to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

Fax: 212-735-2000

Attention:    William S. Rubenstein

                        Sean C. Doyle

The parties hereto may change their respective addresses for notices from time to time by written notice to the other parties hereto subject to written acknowledgment of receipt by each of the other parties hereto.

(b) Effectiveness of Notices. All notices, demands, requests, consents and other communications described in Section 8.9(a) above shall be effective (i) if delivered by hand, including any overnight courier service, upon personal delivery, (ii) if delivered by mail, when received in the mails and (iii) if delivered by electronic mail or any other telecommunications device, when transmitted to an electronic mail address (or by another means of electronic delivery) as provided in Section 8.9(a) above.

8.10. Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) shall be governed by, and construed in accordance with the Laws of the State of Delaware, without giving effect to any otherwise applicable choice or conflict of laws provision or rule.

8.11. Further Assurances. The parties to this Agreement agree to cooperate and to execute and deliver such instruments and take such further actions as any other party to this Agreement may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

8.12. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY RELEASES, WAIVES AND RELINQUISHES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR CAUSE OF ACTION IN WHICH ANY OF THEM ARE PARTIES, WHICH IN ANY WAY (DIRECTLY OR INDIRECTLY) ARISES OUT OF, RESULTS FROM OR RELATES TO ANY OF THE FOLLOWING, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER BASED ON CONTRACT OR TORT OR ANY OTHER LEGAL BASIS: (I) THIS AGREEMENT; (II) ANY PAST, PRESENT OR FUTURE ACT, OMISSION, CONDUCT OR ACTIVITY WITH RESPECT TO THIS AGREEMENT; (III) ANY TRANSACTION, EVENT OR OCCURRENCE CONTEMPLATED BY THIS AGREEMENT; (IV) THE PERFORMANCE OF ANY OBLIGATION OR THE EXERCISE OF ANY RIGHT UNDER THIS AGREEMENT; AND (V) THE ENFORCEMENT OF THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY. EACH OF THE PARTIES HERETO HEREBY FURTHER AGREES THAT THIS AGREEMENT CONSTITUTES ITS WRITTEN CONSENT THAT TRIAL BY JURY SHALL BE WAIVED IN ANY SUCH CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR OTHER CAUSE OF ACTION AND AGREES THAT EACH OF THEM SHALL HAVE THE RIGHT AT ANY TIME TO FILE THIS AGREEMENT WITH THE CLERK OR JUDGE OF ANY COURT IN WHICH ANY SUCH CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR OTHER CAUSE OF ACTION MAY BE PENDING AS WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY.

8.13. Submission to Jurisdiction; Service of Process.

(a) Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of the Delaware Chancery Court, or if such court shall not have jurisdiction, any federal or other state court of the State of Delaware, for the purpose of any action or proceeding arising out of or relating to this Agreement and each of the parties hereto hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any such court. Each of the parties hereto agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(b) Each party to this Agreement irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the Transactions, on behalf of itself or its property, by personal delivery of copies of such process to such party. Nothing in this Section 8.13 shall affect the right of any party to serve legal process in any other manner permitted by Law.

8.14. Section Titles and Interpretation. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection hereof immediately followed by a reference in parenthesis to the title of the Section containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire Section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such Section, the reference to the title shall govern absent manifest error. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.

8.15. Relationship of Parties. Nothing contained herein shall establish any fiduciary, partnership, joint venture or similar relationship between or among the parties hereto except to the extent otherwise expressly stated herein or therein.

8.16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

8.17. Specific Performance. The parties hereby expressly acknowledge and agree that immediate, extensive and irreparable damage would result, no adequate remedy at law would exist and damages would be difficult to determine in the event that any provision of this Agreement is not performed in accordance with its specific terms or otherwise breached. Therefore, in addition to, and not in limitation of, any other remedy available to any party, an aggrieved party under this Agreement would be entitled to specific performance of the terms hereof and immediate injunctive relief, without the necessity of proving the inadequacy of money damages as a remedy. Such remedies, and any and all other remedies provided for in this Agreement, shall, however, be cumulative in nature and not exclusive and shall be in addition to any other remedies whatsoever which any party may otherwise have. Each of the parties hereby acknowledges and agrees that it may be difficult to prove damages with reasonable certainty, that it may be difficult to procure suitable substitute performance, and that injunctive relief and/or specific performance will not cause an undue hardship to the parties. Each of the parties hereby further acknowledges that the existence of any other remedy contemplated by this Agreement does not diminish the availability of specific performance of the obligations hereunder or any other injunctive relief. Each party hereby further agrees that in the event of any action by any other party for specific performance or injunctive relief, it will not assert that a remedy at law or other remedy would be adequate or that specific performance or injunctive relief in respect of such breach or violation should not be available on the grounds that money damages are adequate or any other grounds.

[The rest of this page has intentionally been left blank.]

IN WITNESS WHEREOF, Merger Buyer, FFELP Buyer and the Majority Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

DISCOVER BANK

By:	/S/ MICHAEL F. RICKERT
Name: Michael F. Rickert
Title: Vice President, Chief Financial Officer and Treasurer

SLM CORPORATION

By:	/S/ PAUL MAYER
Name: Paul Mayer
Title: Senior Vice President

CITIBANK, N.A.

By:	/S/ DOUGLAS PETERSON
Name: Douglas Peterson
Title: Chief Operating Officer

Exhibit C

EXECUTION COPY

PURCHASE PRICE ADJUSTMENT AGREEMENT

PURCHASE PRICE ADJUSTMENT AGREEMENT (this “Agreement”), dated as of September 17, 2010, by and among Citibank, N.A., a national banking association (“CBNA”), The Student Loan Corporation, a Delaware corporation (the “Company”), and Discover Bank, a Delaware banking corporation (“Buyer” and, collectively with CBNA and the Company, the “Parties”).

RECITALS

WHEREAS, Buyer, Academy Acquisition Corp., a Delaware corporation and a wholly-owned Subsidiary of Buyer (“Acquisition Sub”), and the Company, have executed an Agreement and Plan of Merger, dated as of the date of this Agreement (including the exhibits, schedules and annexes thereto, the “Merger Agreement”), providing for, among other things the Merger;

WHEREAS, concurrently with the execution of the Merger Agreement, the Company, CBNA, Citibank (South Dakota) National Association (“CSD”) and SLC Student Loan Receivables I, Inc. (“Depositor”) have executed an Asset Purchase Agreement, dated as of the date of this Agreement (including the exhibits, schedules and appendices thereto, the “CBNA Transaction Agreement”), providing for the CBNA Transaction;

WHEREAS, CBNA, SLM Corporation, the Company, CSD, Depositor, Sallie Mae, Inc., Bull Run 1 LLC and SLM Education Credit Finance Corporation have executed an Asset Purchase Agreement, dated as of the date of this Agreement (including the exhibits, schedules and appendices thereto, the “FFELP Transaction Agreement”), providing for the FFELP Transaction; and

WHEREAS, in connection with the transactions contemplated by the Merger Agreement and the Related Transaction Agreements, Buyer and CBNA intend to provide for pre-Closing and post-Closing adjustment mechanisms as described herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 General Terms. For purposes of this Agreement, capitalized terms used but not defined in this Agreement have the respective meanings set forth in the Merger Agreement.

ARTICLE II

PRE-CLOSING ADJUSTMENT

Section 2.1 Pre-Closing Deliverables.

(a) Within ten Business Days after the Cut-Off Date, the Company shall deliver to Buyer and CBNA (i) the Schedule of Trust Student Loans and (ii) a statement of the aggregate Trust Certificate Purchase Price, each as of the Cut-Off Date (the “Estimated Trust Certificate Purchase Price”). Buyer and CBNA shall have five Business Days to review and comment on the items listed in clauses (i) and (ii).

(b) The Company shall prepare and deliver, or cause to be prepared and delivered, to Buyer and CBNA not later than ten Business Days after the Cut-Off Date, an estimated unaudited pro forma balance sheet of the Post-Sale Company estimated as of the Closing Date (the “Estimated Pro Forma Balance Sheet”), which (i) shall be derived from the books and records of the Company, (ii) shall be prepared using the same accounting methods, principles, policies, classifications, judgments, estimation methodologies and accounting standards as were utilized in preparing the consolidated balance sheet of the Company reflected in the most recent financial statements contained in the Company SEC Documents filed prior to the date hereof, consistently applied in accordance with GAAP (except for the absence of notes thereto) and (iii) shall give effect to the transactions contemplated by the FFELP Transaction Agreement and the CBNA Transaction Agreement, including the application of the proceeds therefrom to repay all amounts outstanding under the Omnibus Credit Agreement.

(c) If the Parties believe that the Closing will take place on or prior to the fifteenth Business Day of the applicable month, then, in lieu of the Cut-Off Date being the last day of the immediately preceding month, the Cut-Off Date shall be the last day of the month two months prior to the month in which the Closing occurs.

Section 2.2 Calculation of Pre-Closing Adjustment.

(a) If the Pre-Closing Adjustment Amount is a positive amount, then CBNA shall pay the Pre-Closing Adjustment Amount to Buyer or, if so directed by Buyer in writing, the Company, at the Closing by wire transfer of immediately available funds in U.S. dollars to the account specified to CBNA by Buyer, by written notice at least five Business Days prior to the Closing Date.

(b) If the Pre-Closing Adjustment Amount is a negative amount (the absolute value of such amount, the “Buyer Payment Shortfall Amount”), Buyer shall, at the Closing, pay the Buyer Payment Shortfall Amount as directed by CBNA in payment of amounts payable under the Omnibus Credit Agreement.

(c) For purposes of this Agreement,

(i) “Aggregate Merger Consideration” means the product of (A) the Merger Consideration multiplied by (B) the total number of shares of Company Common Stock outstanding as of immediately prior to the Effective Time,

(ii) “Closing Adjustment Amount” means (A) the Aggregate Merger Consideration, minus (B) the Closing Trust Certificate Purchase Price, plus (C) the absolute value of all Reimbursable Liabilities, minus (D) all cash or cash equivalents reflected on the Closing Balance Sheet (excluding any cash and cash equivalents taken into account in determining the Closing Trust Certificate Purchase Price),

(iii) “Merger Consideration” means $30.00, provided that if the Company provides one or more Notices of Superior Proposal with respect to one or more Alternate Superior Proposals, then Merger Consideration means the sum of (1) $30.00 and (2) 0.4 multiplied by the lesser of $125 million and the amount by which Buyer increases the Aggregate Merger Consideration (as defined in the Merger Agreement) divided by the total number of shares of Company Common Stock outstanding immediately prior to the Effective Time,

(iv) “Pre-Closing Adjustment Amount” means: (A) the Aggregate Merger Consideration, minus (B) the Estimated Trust Certificate Purchase Price, plus (C) the absolute value of all Reimbursable Liabilities, minus (D) all cash or cash equivalents reflected on the Estimated Pro Forma Balance Sheet (excluding any cash and cash equivalents taken into account in determining the Estimated Trust Certificate Purchase Price),

(v) “Principal Amount” means, with respect to a Securitization Note, the outstanding principal balance of such Securitization Note,

(vi) “Reimbursable Liabilities” means all Liabilities reflected on the Closing Balance Sheet or the Estimated Pro Forma Balance Sheet, as the case may be, and not taken into account in determining the Closing

Trust Certificate Purchase Price or the Estimated Trust Certificate Purchase Price, as the case may be. The Parties understand and agree that the swap related to the 2006-A Securitization Trust shall not be included in determining the Pre-Closing Adjustment Amount or the Closing Adjustment Amount,

(vii) “Trust Certificate Purchase Price” means with respect to the Trust Certificates, in the aggregate, and as of a specified date, an amount equal to (i) (A) the sum of the aggregate gross Principal Balance of the Trust Student Loans listed on a Schedule of Trust Student Loans as of such specified date (disregarding any unamortized premium and loan loss reserves), plus, without duplication, the aggregate accrued interest receivable of the Trust Student Loans, plus the aggregate prepaid expenses of the Securitization Trust, plus the aggregate Securitization Restricted Cash of the Securitization Trusts (including the collection, reserve and capitalized interest accounts), in each case as of such specified date, multiplied by (B) 91.5%, minus (ii) the aggregate outstanding Principal Amount of the Securitization Notes, plus all accrued and unpaid interest thereon, as of such specified date, and

(viii) “Securitization Restricted Cash” shall mean, with respect to each Securitization Trust, all cash and investments held from time to time in any Trust Account (as defined in the applicable Administration Agreement (as defined in the applicable Securitization Indenture)) whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise.

ARTICLE III

POST-CLOSING ADJUSTMENT

Section 3.1 Post-Closing Deliverables.

(a) As promptly as practicable, but in no event later than sixty days after the Closing Date, the Company shall prepare and deliver to Buyer and CBNA:

(i) the Schedule of Trust Student Loans;

(ii) a statement of the aggregate Trust Certificate Purchase Price, as of the Closing Date (the “Closing Trust Certificate Purchase Price”); and

(iii) audited financial statements, including an audited balance sheet for the Company as of the Closing Date (the “Closing Balance Sheet”). The Closing Balance Sheet shall be prepared in accordance with the principles set forth in clauses (i) through (iii) of Section 2.1(b).

(b) In connection with the delivery of the Closing Balance Sheet, Buyer shall provide CBNA with its calculation of the Closing Adjustment Amount.

(c) The following provisions shall apply with respect to the Closing Trust Certificate Purchase Price and the Closing Balance Sheet:

(i) Absent manifest error, the Closing Trust Certificate Purchase Price shall be conclusive and final.

(ii) Buyer shall permit CBNA and its representatives to have reasonable access to the books, records and other documents (including work papers) pertaining to or used in connection with preparation of the Closing Balance Sheet and Buyer’s calculation of the Closing Adjustment Amount and provide CBNA with copies thereof (as reasonably requested by CBNA). If CBNA disagrees with Buyer’s calculation of the Closing Adjustment Amount, CBNA shall, within thirty (30) days after CBNA’s receipt of the Closing Balance Sheet, notify Buyer in writing of such disagreement by setting forth CBNA’s calculation of the Closing Adjustment Amount and describing in reasonable detail the basis for such disagreement (an “Objection Notice”). If no Objection Notice is delivered on or prior to the thirtieth (30th) day after CBNA’s receipt of the Closing Balance Sheet, Buyer’s calculation of the Closing Adjustment Amount shall be deemed to be binding on the parties hereto. If an Objection Notice is timely delivered to Buyer, then Buyer and CBNA shall negotiate in good faith to resolve their disagreements with respect to the computation of the Closing Adjustment Amount. In the event that Buyer and CBNA are unable to resolve all such disagreements within fifteen (15) days after Buyer’s receipt of such Objection Notice, Buyer and CBNA shall submit such remaining disagreements to an independent, nationally recognized accounting firm mutually acceptable to Buyer and CBNA (the “Auditor”) for resolution.

(iii) Buyer and CBNA shall use their respective reasonable best efforts to cause the Auditor to resolve all remaining disagreements with respect to the computation of the Closing Adjustment Amount as soon as practicable, but in any event shall direct the Auditor to render a determination within forty-five (45) days after its retention. The Auditor shall consider only those items and amounts in Buyer’s and CBNA’s respective calculations of the Closing Adjustment Amount that are identified as being items and amounts to which Buyer and CBNA have been unable to agree on. In resolving any disputed item, the Auditor shall act as an expert and not as an arbitrator and the Auditor may not assign a value to any item greater than the greatest value for such item claimed by either party or less than the smallest value for such item claimed by either party. The Auditor’s determination of the Closing Adjustment Amount shall not be limited to the materials submitted by Buyer and CBNA but may include any relevant accounting literature or guidance. The determination of the Auditor shall be conclusive and binding upon the parties hereto.

(iv) The costs and expenses of (A) the preparation and audit of the audited financial statements referred to in this Section 3.1 shall be borne by the Buyer and (B) the Auditor in determining the Closing Adjustment Amount shall be borne equally by Buyer, on the one hand, and CBNA, on the other hand.

Section 3.2 Calculation of Post-Closing Adjustment. If the Pre-Closing Adjustment Amount is greater than the Closing Adjustment Amount, then Buyer shall pay to CBNA the amount of such excess. If the Pre-Closing Adjustment Amount is less than the Closing Adjustment, the CBNA shall pay to Buyer the amount of such deficit. Any payments pursuant to this Section 3.2 shall include accrued interest on such amount, calculated on the basis of a year of 360 days and the actual number of days elapsed from the Closing Date, at 1.1% (the “Interest Rate”), and such payment shall be paid by wire transfer of immediately available funds in U.S. dollars to the account specified by Buyer or CBNA, as applicable, to the other party by written notice at least two Business Days prior to such payment.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Notices. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission (provided that any notice received by facsimile transmission or otherwise at the addressee’s location on any Business Day after 5:00 p.m. (addressee’s local time) shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next Business Day), by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 4.1):

if to CBNA:

Citigroup Inc.

399 Park Avenue

New York, NY 10022

Fax: 212-735-2000

Attention:     Michael S. Zuckert

with copies to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

Fax: 212-735-2000

Attention:     William S. Rubenstein

                        Sean C. Doyle

if to the Company prior to the Closing:

The Student Loan Corporation

750 Washington Blvd.

Stamford, Connecticut 06901

Fax: 203-975-6724

Attention:     Chief Executive Officer

with copies to (which shall not constitute notice):

CID Management

850 Third Ave, 18th Floor

New York, NY 10022

Fax: 212-207-3950

Attention:     Rodman L. Drake, Chairman of the Special Committee

and

The Student Loan Corporation

750 Washington Blvd.

Stamford, Connecticut 06901

Fax: 203-975-6724

Attention:     General Counsel

and with further copies to (which shall not constitute notice):

McDermott, Will & Emery LLP

340 Madison Avenue

New York, New York 10173-1922

Fax: 212-547-5444

Attention:     Peter J. Rooney

and

Proskauer Rose LLP

1585 Broadway

New York, NY 10036-8299

Fax: 212-969-2900

Attention:     Julie Allen

                        Arnold Jacobs

if to Buyer (or the Company after the Closing):

Discover Bank

12 Read’s Way

New Castle, Delaware 19720

Fax: 302-323-7393

Attention:     Mike Rickert

with copies to (which shall not constitute notice):

Discover Financial Services

2500 Lake Cook Road

Riverwoods, IL 60015

Fax: 224-405-4957

Attention:     Carlos Minetti

and

Discover Financial Services

2500 Lake Cook Road

Riverwoods, IL 60015

Fax: 224-405-4584

Attention:     Kelly McNamara Corley

and

Sidley Austin LLP

One South Dearborn Street

Chicago, IL 60603

Fax: 312-853-7036

Attention:     Paul L. Choi

                        Willis R. Buck, Jr.

                        Scott R. Williams

Section 4.2 Interpretation; Certain Definitions. When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of, this Agreement, unless otherwise indicated. The headings for this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions set forth in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any statute defined or referred to herein or in any agreement or instrument that is referred to herein means such statute as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor statutes, and any rules, regulations or guidelines issued or promulgated thereunder. References to a person are also to its permitted successors and assigns. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

Section 4.3 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner.

Section 4.4 Assignment. Neither this Agreement nor any rights, interests or obligations hereunder shall be assigned by any of the Parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other Party hereto.

Section 4.5 Entire Agreement; No Third-Party Beneficiaries. This Agreement, the Merger Agreement and the Ancillary Agreements constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the Parties, or any of them, with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each Party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 4.6 Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out or relate to this Agreement or the negotiation, execution or performance of this Agreement shall be governed by, and construed in accordance with the Laws of the State of Delaware, without giving effect to any otherwise applicable choice or conflict of laws provision or rule.

Section 4.7 Consent to Jurisdiction.

(a) Each Party hereby irrevocably submits to the exclusive jurisdiction of the Delaware Chancery Court, or if such court shall not have jurisdiction, any federal or other state court of the State of Delaware, for the purpose of any action or proceeding arising out of or relating to this Agreement and each Party hereto hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any such court. Each Party agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(b) Each Party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such Party. Nothing in this Section 4.7 shall affect the right of any Party to serve legal process in any other manner permitted by Law.

Section 4.8 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in two (2) or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 4.9 WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

Section 4.10 Amendment and Waiver. This Agreement may be amended by mutual agreement of the Parties at any time. This Agreement may not be amended except by an instrument in writing signed by the Parties. Any failure of a Party to comply with any obligation, covenant, agreement or condition set forth in this Agreement may be waived by the Party entitled to the benefits thereof only by a written instrument duly executed and delivered by the Party granting such waiver. Notwithstanding the foregoing, no failure or delay by either Party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

Section 4.11 Specific Performance. The Parties hereby expressly acknowledge and agree that immediate, extensive and irreparable damage would result, no adequate remedy at law would exist and damages would be difficult to determine in the event that any provision of this Agreement is not performed in accordance with its specific terms or otherwise breached. Therefore, in addition to, and not in limitation of, any other remedy available to any Party, an aggrieved Party under this Agreement would be entitled to specific performance of the terms hereof and immediate injunctive relief, without the necessity of proving the inadequacy of money damages as a remedy. Such remedies, and any and all other remedies provided for in this Agreement, shall, however, be cumulative in nature and not exclusive and shall be in addition to any other remedies whatsoever which any Party may otherwise have. Each of the Parties hereby acknowledges and agrees that it may be difficult to prove damages with reasonable certainty, that it may be difficult to procure suitable substitute performance, and that injunctive relief and/or specific performance will not cause an undue hardship to the Parties. Each of the Parties hereby further acknowledges that the existence of any other remedy contemplated by this Agreement does not diminish the availability of specific performance of the obligations hereunder or any other injunctive relief.

Section 4.12 Certain Tax Matters. To the extent permitted under applicable Law, any payments made pursuant to this Agreement shall be treated for all Tax purposes as adjustments to the “aggregate deemed sales price” and the “adjusted grossed up basis” (each, as used in the Indemnification Agreement).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

CITIBANK, N.A.

By:	/S/ DOUGLAS PETERSON
Name: Douglas Peterson
Title: Chief Operating Officer

DISCOVER BANK

By:	/S/ MICHAEL F. RICKERT
Name: Michael F. Rickert
Title: Vice President, Chief Financial Officer and Treasurer

THE STUDENT LOAN CORPORATION

By:	/S/ MICHAEL J. REARDON
Name: Michael J. Reardon
Title: Chief Executive Officer

Exhibit D

[Closing Date]

Citibank (South Dakota), National Association

701 East 60th Street North

MC 2138

Sioux Falls, South Dakota 57104

The Student Loan Corporation

750 Washington Boulevard, 9th floor

Stamford, Connecticut 06901

Citibank, National Association

399 Park Avenue

New York, NY 10022

Attention: Citigroup Inc.

Re: Subservicing Matters

Ladies and Gentlemen:

Reference is made to the Agreement and Plan of Merger dated as of September 17, 2010 (the “Merger Agreement”), among Discover Bank, Bank, a Delaware banking corporation (the “Buyer”), Academy Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Buyer, and The Student Loan Corporation, a Delaware corporation (the “Company”). Unless otherwise defined herein, terms defined in the Merger Agreement are used in this letter agreement with the meanings assigned to them in the Merger Agreement.

This letter agreement addresses certain matters related to the servicing of the Trust Student Loans after giving effect to the Merger.

In connection with each of the Securitization Trusts, the Company has entered into a Servicing Agreement (each, a “Servicing Agreement”) under which it has agreed to service the applicable Trust Student Loans and to act as “Servicer” under and as defined in the applicable Securitization Basic Documents. In connection with each Servicing Agreement, the Company has entered into a Subservicing Agreement (each, a “Subservicing Agreement”) pursuant to which it has contracted with Citibank (South Dakota), National Association, a national association (the “Subservicer”), to perform certain of the Company’s servicing duties with respect to the applicable Trust Student Loans.

The Company and the Subservicer are parties to a [Second Amended and Restated Agreement for Education Loan Servicing of even date herewith (the “AELS”)]1 pursuant to which the Company has contracted with the Subservicer to perform various services on its behalf in connection with the Trust Student Loans.

Pursuant to the Transition Services Agreement, the Company and Citibank, National Association (“Citibank”), have agreed that Citibank, and certain of its Affiliates, including the Subservicer, will continue to provide services to the Company in connection with the Trust Student Loans as contemplated by the Subservicing Agreements and the AELS (the “Post-Merger Services”), subject, however, to the terms of the Transition Services Agreement.

[1]	This reference assumes an amendment and restatement of the AELS as contemplated in the Separation Agreement.

The transfer of the Post-Merger Services away from the Subservicer is subject to the receipt of various third party consents (the “Consents”), including, without limitation, consent either affirmatively or by way of non- objection from each applicable Rating Agency that the designation by the Company of a different subservicer in connection with the Servicing Agreements will not result in an adverse rating action with respect to the applicable Securitization Notes. In recognition that the timing of the receipt of the Consents is uncertain, the parties to this letter agreement agree as follows, notwithstanding anything to the contrary in the Transition Services Agreement:

1. The parties hereto agree that the Post-Merger Services shall be provided on the terms specified in the Subservicing Agreements, the AELS and the Transition Services Agreement for a period of up to 36 months from the Closing Date (the “Initial Term”).

2. The Company and the Buyer will work to develop a servicing platform designed to provide servicing support for the Trust Student Loans at a level at least comparable to that now provided by the Subservicer and to develop a plan for soliciting and obtaining the Consents prior to the expiry of the Initial Term. The Subservicer and Citibank will cooperate and assist the Company and the Buyer in that endeavor on a best efforts basis, providing prompt access to information, including access to personnel and servicing locations, and working cooperatively with the Company and the Buyer to solicit and obtain the Consents prior to the end of the Initial Term.

3. If at the end of the Initial Term all requisite Consents have not been obtained, then upon request by the Company, the Subservicer will continue to provide the Post-Merger Services on the terms specified in the Transition Services Agreement, the Subservicing Agreements and the AELS for an additional period of six months (an “Extension Term”). Similarly, if at the end of any Extension Term all requisite Consents have not been obtained, then upon request by the Company, the Subservicer will continue to provide the Post-Merger Services on the terms specified in the Transition Services Agreement, the Subservicing Agreements and the AELS for an additional Extension Term.

4. The Company may at any time request that any or all of the Post-Merger Services be transferred from the Subservicer to the Company or another Person designated by the Company regardless of whether or not all applicable Consents have been obtained. Upon receipt of such a request from the Company, the Subservicer will cooperate fully with the Company and its designee, if any, to effect an orderly transfer of the applicable services; provided, however, that the Subservicer shall retain the right to decline such a request to transfer Post-Merger Services in the event that Consents with respect to the applicable Post-Merger Services remain outstanding.

5. If at any time after the Initial Term all Consents have been received in respect of a successor provider designated by the Company (which may be the Company) of the all of the Post-Merger Services but a transfer of the Post-Merger Services to such successor has not been effected, the Subservicer may request that the Post-Merger Services be transferred from the Subservicer to such successor. Upon receipt of such a request from the Subservicer, the Company in cooperation with the Subservicer will take steps to effect an orderly transfer of the Post-Merger Services within a commercially reasonable period of time, it being understood, however, that the Company shall have no obligation to take any action unless it has determined to its reasonable satisfaction that all requisite Consents have been obtained and will be in full force and effect following completion of the requested transfer and that no interest of the Company in the Trust Student Loans or the Securitization Trusts and the related transactions will be impaired.

6. If at any time after the first Extension Term, if any, any Consent remains outstanding and the Subservicer identifies a successor provider of the applicable Post-Merger Services that is reasonably acceptable to the Company and as to which all applicable Consents are obtained, then the Company agrees that the Subservicer may assign its obligations to perform the applicable Post-Merger Servicers to such successor, subject to (i) the agreement by such successor to be bound the terms and conditions of the this letter agreement, the Transition Services Agreement, the Subservicing Agreements and the AELS and (ii) the determination by the Company to its reasonable satisfaction that that all requisite Consents have been obtained and will be in full force and effect following completion of the requested assignment and that no interest of the Company in the Trust Student Loans or the Securitization Trusts and the related transactions will be impaired. The reasonable costs and expenses incurred by the Company in connection with a transfer of Post-Merger Services pursuant to this paragraph 6 will be reimbursed to the Company by the Subservicer promptly following delivery of a reasonably detailed accounting thereof by the Company to the Subservicer.

7. Except as otherwise provided in paragraph 6, each of the parties hereto shall bear its own respective costs and expenses incurred in connection with (i) any transfer of Post-Merger Services to a successor as contemplated by the letter agreement and (ii) the activities described in paragraph 2; provided, however, that the Company shall have no obligation to pay any fee, premium or other amount in connection with obtaining any Consent. The foregoing is not intended to limit a party’s liability for costs and expenses in connection with a breach by such party of its obligations hereunder or as otherwise provided for in the Transition Services Agreement, the Merger Agreement, the Indemnification Agreement or any of the other closing documents.

8. Miscellaneous Items.

A. The terms of this agreement shall be construed in accordance with and governed by the laws of the State of Delaware without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties, hereunder shall be determined in accordance with such laws.

B. All covenants contained herein, and the and benefits, rights and obligations of the parties hereunder, shall be binding upon and inure to the benefit of the legal representatives, successors and assigns of each party. Notwithstanding the foregoing, no party hereto may assign its rights or obligations hereunder without obtaining each other party’s prior written consent, such consent not to be unreasonably withheld.

C. This agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed to constitute one and the same instrument.

D. If any provisions of this agreement shall be held, or deemed to be, or shall in fact be inoperative or unenforceable as applied in any particular situation, such circumstance shall not have the effect of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of anyone or more phrases, sentences, clauses or paragraphs herein contained shall have no effect on the remaining portions of this agreement or any part hereof.

E. All notices hereunder shall be given by United States certified or registered mail by facsimile or by other telecommunication device capable of creating written record of such notice and its receipt. Notices hereunder shall be effective when received and shall be addressed to the respective parties hereto at the addresses set forth below, or at such other address as shall be designated by any party hereto in a written notice to each other party pursuant to this paragraph.

If intended for the Buyer or the Company:

Discover Bank

12 Read’s Way

New Castle, DE 19720

Fax: 302- 323-7393

Attention:    Mike Rickert

with copies to (which shall not constitute notice):

Discover Financial Services

2500 Lake Cook Road

Riverwoods, IL 60015

Fax: 224-405-4957

Attention:    Carlos Minetti

and

Discover Financial Services

2500 Lake Cook Road

Riverwoods, IL 60015

Fax: 224-405-4584

Attention:    Kelly McNamara Corley

with a further copy to (which shall not constitute notice):

Sidley Austin LLP

One South Dearborn Street

Chicago, IL 60603

Fax: 312-853-7036

Attention:    Paul L. Choi

                        Willis R. Buck, Jr.

                        Scott R. Williams

If intended for the Subservicer:

Citibank (South Dakota), National Association

701 East 60th Street North

MC 2138

Sioux Falls, South Dakota 57104

Attention:    Beth Reitzel

Fax: (605) 357-2071

If intended for CBNA:

Citigroup Inc.

399 Park Avenue

New York, NY 10022

Fax: 212-735-2000

Attention:    Michael S. Zuckert

with copies to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

Fax: 212-735-2000

Attention:    William S. Rubenstein

                        Sean C. Doyle

Any party hereto may change the address to which subsequent notices are to be sent to it by written notice to the other given as aforesaid, but any such notice of change, shall not be effective until the second business day after it is mailed.

F. The captions used herein are for the convenience of reference only and not part of this agreement, and shall in no way be deemed to define, limit, describe or modify the meanings of any provision of this agreement.

Very truly yours,

DISCOVER BANK

By:
Name:
Title:

Acknowledged and agreed of the date

first written above

THE STUDENT LOAN CORPORATION

By:
Name:
Title:

CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

By:
Name:
Title:

CITIBANK, NATIONAL ASSOCIATION

By:
Name:
Title:

EXHIBIT E

MAKEWHOLE AGREEMENT

THIS MAKEWHOLE AGREEMENT (this “Agreement”), dated as of [            ], 201[    ], by and between The Student Loan Corporation, a Delaware corporation (the “Company”) and Citibank, National Association, a national banking association (“CBNA”).

WHEREAS, the Company has entered into the Repurchase Obligation Documents (as defined below), in connection with certain Securitization Trusts;

WHEREAS, pursuant to the Repurchase Obligation Documents, the Company may, from time to time, be required to repurchase certain Trust Student Loans; and

WHEREAS, Discover Bank, a Delaware banking corporation (“Buyer”), Academy Acquisition Corp., a Delaware corporation and a wholly-owned Subsidiary of Buyer (“Acquisition Sub”), and the Company, have executed an Agreement and Plan of Merger, dated September 17, 2010 (including the exhibits, schedules and annexes thereto, the “Merger Agreement”), providing for, among other things the Merger;

WHEREAS, concurrently with the execution of the Merger Agreement, the Company, CBNA, Citibank (South Dakota) National Association (“CSD”) and SLC Student Loan Receivables I, Inc., a Delaware corporation (“Depositor”) have executed an Asset Purchase Agreement, dated as of the date of this Agreement, providing for the CBNA Transaction);

WHEREAS, CBNA, SLM Corporation, the Company, CSD, Depositor, Bull Run 1 LLC, SLM Education Credit Finance Corporation and Sallie Mae, Inc. (“FFELP Buyer Subsidiary”) have executed an Asset Purchase Agreement, dated as of the date of this Agreement, providing for the FFELP Transaction; and

WHEREAS, as a condition to entering into the Merger Agreement, Buyer and Acquisition Sub are requiring that CBNA enter into this Agreement to make the Company whole on certain losses it incurs due to such repurchases on the terms and conditions set forth herein, to the extent that such repurchases stem from breaches of the Repurchase Obligation Documents by the Company, CBNA or any of their respective Affiliates or (a) any breach of or default under any Securitization Basic Document occurring on or prior to the Closing Date, (b) the Transactions, (c) acts or omissions occurring on or prior to the Closing by the Company, CBNA or any Affiliates of the Company or CBNA or any of their or their Affiliates’ respective officers, directors, employees, representatives or agents, or (d) any incidents, events, facts or circumstances existing on or prior to the Closing Date;

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Company and CBNA agree as follows:

1.	Definitions

1.1 Capitalized terms used herein and not otherwise defined shall have the meanings set forth in, or incorporated by reference into, the Merger Agreement. As used herein, the term “repurchase” shall include any obligation to purchase a Trust Student Loan, even if the Company has not previously sold such Trust Student Loan.

1.2 In this Agreement:

“2006-A Trust” shall mean SLC Private Student Loan Trust 2006-A, a Delaware statutory trust.

“2010-A Trust” shall mean SLC Private Student Loan Trust 2010-A, a Delaware statutory trust.

“2010-B Trust” shall mean SLC Private Student Loan Trust 2010-B, a Delaware statutory trust.

“CSD” shall have the meaning set forth in the Recitals.

“Depositor” shall have the meaning set forth in the Recitals.

“Dispute Notice” shall have the meaning set forth in Section 4.2.

“Final Repurchase Date” shall mean, with respect to any Trust Student Loan subject to a Repurchase Event, (i) in the case where the Repurchase Event has arisen due to a request to repurchase Trust Student Loans by the Indenture Trustee, Owner Trustee or Indenture Administrator in a request made pursuant to a Repurchase Obligation Document, the earlier of (x) the date that is 30 days after the receipt of such request, or if such date is not a Business Day, the Business Day immediately prior thereto and (y) the date specified in the relevant Repurchase Obligation Document on or prior to which the Company must repurchase such Trust Student Loan, or if such date is not a Business Day, the Business Day immediately prior thereto or (ii) in the case of any other Repurchase Event, the date specified in the relevant Repurchase Obligation Document on or prior to which the Company must repurchase such Trust Student Loan, or if such date is not a Business Day, the Business Day immediately prior thereto.

“Independent Firm” shall have the meaning set forth in Section 4.2.

“LIBOR” shall mean the offered rate per annum for deposits of Dollars for an overnight period as published by Bloomberg at approximately 11:00 A.M. (London, England time).

“Makewhole Amount” shall mean, with respect to any Trust Student Loan subject to a Repurchase Event being repurchased pursuant to a Repurchase Obligation Document, the greater of (x) the Purchase Price for such Trust Student Loan as of the related Repurchase Date minus the Market Value of such Trust Student Loan as of the Repurchase Date and (y) zero.

“Market Value” shall mean, with respect to a Trust Student Loan on any date of determination, the fair market value of such Trust Student Loan as determined in accordance with Section 4.1 hereof.

“Merger Agreement” shall have the meaning set forth in the recitals to this Agreement.

“Notice of Repurchase Obligation” shall have the meaning set forth in Section 2.1 of this Agreement.

“Objection Notice” shall have the meaning set forth in Section 4.1 of this Agreement.

“Purchase Price” shall mean, with respect to any Trust Student Loan, the outstanding principal amount of such Trust Student Loan plus all accrued and unpaid interest thereon as of the Repurchase Date for such Trust Student Loan.

“Repurchase Date” shall mean, with respect to any Trust Student Loan, the date on which the Company or CBNA repurchases such Trust Student Loan pursuant to any Repurchase Obligation Document.

“Repurchase Event” shall mean an event which gives rise to any obligation of the Company to repurchase (even if the Company has the right of substitution in lieu of repurchase) any Trust Student Loan under any Repurchase Obligation Document except to the extent resulting solely from (i) a breach of a representation, warranty or covenant of the Company under any Securitization Servicing Agreement or (ii) the willful misconduct, bad faith or negligence of the Company, in each case (x) occurring after the Closing Date and (y) not in any way resulting from a breach of a representation, warranty or covenant of any CBNA, CSD, the Depositor or any of their respective Affiliates (including, prior to the Closing Date, the Company and its Subsidiaries) or the willful misconduct, bad faith or negligence of CBNA, CSD, the Depositor or any of their respective Affiliates (including, prior to the Closing Date the Company and its Subsidiaries).

“Repurchase Obligation Documents” shall mean the Securitization Servicing Agreements, Securitization Subservicing Agreements and the Securitization Master Terms Purchase Agreements.

“Securitization Master Terms Purchase Agreement” shall mean, with respect to each Securitization Trust, the purchase agreement entered into by and between the Company and the Depositor pursuant to which the Trust Student Loans to be deposited into the Securitization Trust are sold from the Company to the Depositor, as the same may be amended or otherwise modified from time to time in accordance with the terms thereof.

“Securitization Servicing Agreement” shall mean, with respect to each Securitization Trust, the servicing agreement entered into between the Company, as the Servicer and as the administrator, and the Securitization Trust, as the same may be amended or otherwise modified from time to time in accordance with the terms thereof.

“Securitization Subservicing Agreement” shall mean, with respect to each Securitization Trust, the Subservicing Agreement entered into between the Company, as the Servicer, and CSD, as subservicer, as the same may be amended or otherwise modified from time to time in accordance with the terms thereof.

“Securitization Trust” shall mean the 2006-A Trust, the 2010-A Trust and the 2010-B Trust, as the context requires.

“Trust Student Loan” shall mean a Student Loan that has been sold or permissibly transferred to a Securitization Trust by the Depositor, the Servicer or a Subservicer and the beneficial ownership of which is still held by such Securitization Trust on the date specified.

2.	Makewhole Procedure; Purchase Option

2.1 In the event that the Company determines that any Trust Student Loan is subject to a Repurchase Event, the Company shall promptly (and in no event later than 10 Business Days following its receipt of any applicable written notice) notify CBNA of such Repurchase Event, the date by which such Trust Student Loan must be repurchased and the applicable Purchase Price, as of the date of such notice (such notice, a “Notice of Repurchase Obligation”); provided, however, that any delay or failure by the Company to give notice to CBNA shall relieve CBNA of its obligations hereunder only to the extent, if at all, that it is materially prejudiced by reason of such delay or failure. No later than 2 Business Days prior to the Repurchase Date, CBNA shall remit the Makewhole Amount to the Company as provided in Section 6.1 below. The Company shall retain ownership of any Trust Student Loan repurchased by it for which the Makewhole Amount is required to be paid in accordance with this Section 2.1, and accordingly the Company shall, among other things, be entitled to retain any and all collections received by the Company in respect of any such Trust Student Loan, including any payments in respect of claims under any applicable credit insurance policy with respect such Trust Student Loan.

2.2 To the extent that the aggregate Purchase Price of all Trust Student Loans subject to a Repurchase Event from and after the date hereof has exceeded $100,000,000, then the Company may, at its option by written notice to CBNA, require CBNA to purchase any additional Trust Student Loan subject to a Repurchase Event from the Company or to assume the Company’s obligation to directly repurchase such Trust Student Loan from the Depositor or the applicable Securitization Trust, in lieu of making payment of the Makewhole Amount pursuant to Section 2.1 above, by remitting the Purchase Price of such Trust Student Loan in accordance with the written instructions of the Company no later than the Final Repurchase Date with respect thereto.

2.3 The obligations of CBNA to remit payments pursuant to Section 2.1 above and to purchase Trust Student Loans pursuant to Section 2.2 above and Section 3.2 below shall be absolute and unconditional irrespective of: (i) any sale, exchange, release, surrender, or realization upon any Trust Student Loan repurchased by the Company; (ii) any exercise or failure to exercise by the Company of any rights against any third party in respect of a Repurchase Event or a Trust Student Loan (including, without limitation, any insurer); (iii) any loss of credit insurance coverage with respect to a Trust Student Loan that would result from a purchase thereof by CBNA; (iv) any settlement or compromise of any repurchase obligation of the Company (including by way of a substitution in lieu of repurchase); or (v) any right of counterclaim, set-off, avoidance, deduction, diminution, abatement, recoupment, suspension, and/or deferment including, without limitation, any such right acquired by assignment or otherwise.

2.4 The obligations of CBNA under this Agreement are in addition to, and in no way limit, the obligations of CBNA and its Affiliates under the Indemnification Agreement or any other Ancillary Agreement.

3.	Covenant to Purchase; Purchase Procedure

3.1 The Company agrees that in the event that it is required to repurchase any Trust Student Loan pursuant to any Repurchase Obligation Document and it has not assigned such repurchase obligation to CBNA pursuant to Section 2.2 above, that it shall use commercially reasonable efforts to repurchase such Trust Student Loan provided that CBNA has complied with its obligations under this Agreement.

3.2 In the event that the Company is required to repurchase a Trust Student Loan pursuant to any Repurchase Obligation Document, but fails to discharge such obligation in a manner that also discharges any obligation of the Depositor to repurchase, reimburse or substitute such loan on or before the date that is 10 Business Days prior to the Final Repurchase Date, CBNA shall purchase such Trust Student Loan on behalf of the Company pursuant to the terms of the relevant Repurchase Obligation Document, and shall take all reasonable actions required to effect such purchase no later than the Final Repurchase Date.

4.	Market Value

4.1 For purposes of determining the Market Value of any Trust Student Loan(s) in connection with the determination of any Makewhole Amount payable pursuant to Section 2.1, the Company shall, along with the related Notice of Repurchase Obligation, provide its determination of the fair market value of such Trust Student Loan(s) when it submits its Notice of Repurchase Obligation, together with such back up information it deems appropriate to justify such fair market value. Within 20 Business Days of CBNA’s receipt of such determination, CBNA shall notify in writing the Company of its acceptance or any objection to such determination of fair market value together with its determination of fair market value (an “Objection Notice”). In the event an Objection Notice is delivered, the parties shall negotiate in good faith a resolution to such objection. In the event that the parties are unable to resolve such objection within 30 days of the delivery of such Objection Notice, the parties shall appoint a mutually acceptable nationally recognized valuation expert to determine the fair market value of such Trust Student Loan(s). The determination of such valuation expert shall be binding on the parties and the fees of such valuation expert shall be borne by the party whose proposed fair market value differs to a greater extent from the final fair market value as determined by such valuation expert. In making any such determination of fair market value with respect to any Trust Student Loan pursuant to this Section 4.1, each party shall: (i) assume that the interest rate basis and margin then in effect for loans of similar tenor and size as of the date of such determination is equal to the interest rate basis and margin that was in effect for loans of similar tenor and size as of September 17, 2010; (ii) disregard the liquidity or illiquidity of student loans as an asset class and the Trust Student Loan in particular as a factor in making such determination; (iii) if any such Trust Student Loan continues to be subject to insurance coverage, give effect to such insurance coverage in making such determination, using reasonable assumptions regarding the future performance of the insured portfolio and any other factors that may affect the available allocation of insurance coverage for such Trust Student Loan; provided that the Company’s initial assumptions with respect to such factors, as notified in writing to CBNA (and the valuation expert, if applicable), shall be used by CBNA (and the valuation expert, if applicable), in making its determination of the effect of such insurance coverage unless CBNA (or the valuation expert, if applicable) notifies the Company in writing that such assumptions appear unreasonable to CBNA (or the valuation expert, if applicable), including its reasons for such determination, in which case CBNA (and the valuation expert, if applicable) shall apply its own relevant reasonable assumptions in making such determinations; and (iv) instruct any valuation expert appointed by the parties under this paragraph to also make its determination in accordance with clauses (i), (ii) and (iii) of this sentence. If the objection pursuant to an Objection Notice remains unresolved with respect to a Trust Student Loan on the date CBNA is required to pay the Makewhole Amount hereunder with respect to such Trust Student Loan, then notwithstanding the pendency of such objection, CBNA shall pay the Makewhole Amount calculated using the Company’s determination of fair market value on such date pursuant to Section 2.1; provided that the Company shall reimburse CBNA, without interest, upon resolution of such objection for the difference, if any, between the fair market value determined by the Company and the actual Market Value determined upon resolution of such objection in accordance with this Section 4.1.

5.	Representations and Warranties of CBNA

CBNA hereby represents and warrants to the Company as follows:

5.1 Organization and Qualification. CBNA is a national banking association duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. CBNA is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction in which the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or materially impair the ability of CBNA to perform its obligations under this Agreement.

5.2 Certificate of Incorporation and By-Laws. CBNA has made available to the Company a complete and correct copy of its certificate of incorporation and by-laws (or equivalent organizational documents), each as amended to date.

5.3 Authority Relative to Agreement. CBNA has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by CBNA have been duly and validly authorized by all necessary corporate action of CBNA, and no other corporate proceedings on the part of CBNA are necessary to authorize the execution and delivery of this Agreement. This Agreement has been duly and validly executed and delivered by CBNA, and, assuming the due authorization, execution and delivery by the Company of this Agreement constitutes legal, valid and binding obligation of CBNA, enforceable against CBNA in accordance with their terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles).

5.4 No Conflict; Consents. The execution and delivery of this Agreement by CBNA does not and will not, and the performance of this Agreement by CBNA will not, (i) conflict with or violate the certificate of incorporation or by-laws (or equivalent organizational documents) of CBNA, (ii) conflict with or violate any law applicable to CBNA or any of CBNA’s Subsidiaries or by which any property or asset of CBNA or any of CBNA’s Subsidiaries is bound or affected or (iii) result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of consent, termination, amendment, modification, acceleration, cancellation or modification of any benefit or obligation under, or right to challenge any material note, bond, mortgage, indenture or credit agreement, or any other contract, agreement, lease, license, permit, franchise or other instrument or obligation to which CBNA or any of CBNA’s Subsidiaries is a party or by which CBNA or any of CBNA’s Subsidiaries or any property or asset of CBNA, or any of CBNA’s Subsidiaries is bound or affected.

(b) The execution and delivery of this Agreement by CBNA do not and will not, and the performance of this Agreement by CBNA will not, require any consent, approval, authorization, waiver or permit of, or filing with or notification to any person.

6.	Payments; Interest and Fees

6.1 All payments made by CBNA to the Company or by the Company to CBNA under this Agreement shall be made in the lawful currency of the United States by wire transfer of immediately available funds to the Company or CBNA, as applicable, to an account specified in writing by the Company or CBNA, as applicable.

6.2 With respect to the payment of any funds under this Agreement, whether from the Company to or at the direction of CBNA or from CBNA to or at the direction of the Company, the party failing to make full payment of any amount when due shall, upon demand by the other party, pay such defaulted amount together with interest on it (for each day from (and including) the date when due to (but excluding) the date when actually paid) at a pre annum rate equal to LIBOR plus 0.25%.

7.	No Adverse Action.

7.1 Neither party will take, or permit any of their respective Affiliates to take, any action that would reasonably be expected to conflict with any obligations of such party under this Agreement or materially impair such party’s ability to perform its obligations hereunder unless, such party has made arrangement reasonably acceptable to the other party to ensure such party’s ability to perform its obligations under this Agreement in the future.

8.	Notices; Records.

8.1 Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission (provided that any notice received by facsimile transmission or otherwise at the addressee’s location on any Business Day after 5:00 p.m. (addressee’s local time) shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next Business Day), by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8):

if to the Company

Discover Bank

12 Read’s Way

New Castle, DE 19720

Fax: 302- 323-7393

Attention:    Mike Rickert

with copies to (which shall not constitute notice):

Discover Financial Services

2500 Lake Cook Road

Riverwoods, IL 60015

Fax: 224-405-4957

Attention:    Carlos Minetti

and

Discover Financial Services

2500 Lake Cook Road

Riverwoods, IL 60015

Fax: 224-405-4584

Attention:    Kelly McNamara Corley

with a further copy to (which shall not constitute notice):

Sidley Austin LLP

One South Dearborn Street

Chicago, IL 60603

Fax: 312-853-7036

Attention:    Paul L. Choi

                        Willis R. Buck, Jr.

                        Scott R. Williams

if to CBNA:

Citigroup Inc.

399 Park Avenue

New York, NY 10022

Fax: 212-735-2000

Attention:    Michael S. Zuckert

with copies to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

Fax: 212-735-2000

Attention:    William S. Rubenstein

 Sean C. Doyle

9.	Amendments; Exercise of Rights and Remedies

9.1 Subject to Section 12.1 hereof, this Agreement may be amended by mutual agreement of the parties at any time. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

9.2 At any time, subject to applicable law, each party may (a) extend the time for the performance of any obligation or other act of the other party, (b) waive compliance by the other party with any agreement contained herein or (c) waive any condition to which its obligations are subject. Any such extension or waiver shall only be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. Notwithstanding the foregoing, no failure or delay by the Company or CBNA in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

10.	Successors and Assigns

10.1 This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Neither this Agreement nor any rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other party hereto. CBNA shall cause any person acquiring all or substantially all of the assets of CBNA, or any surviving entity in the case of any merger, consolidation or reorganization of CBNA, to assume upon the consummation thereof the obligations of CBNA under this Agreement.

11.	Termination

11.1 This Agreement shall terminate on the day that is one year and one day after the first date on which all obligations of the obligors under each of the Trust Student Loans have been satisfied in full. Notwithstanding the foregoing, the termination of this Agreement shall not affect either party’s rights or obligations hereunder arising on or before the date of such termination, including, without limitation, any rights or obligations relating to a party’s breach of any of its representations, warranties, covenants or agreements hereunder.

12.	Entire Agreement; Third Party Beneficiaries; No Other Third Party Beneficiaries

12.1 This Agreement, the Merger Agreement and the Ancillary Agreements constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof. The parties hereto acknowledge that the Depositor (the “Third

Party Beneficiary”) is an intended third party beneficiaries with respect to Section 3, and neither Section 3, nor this Section 11 may be amended without the consent of the Third Party Beneficiary. Subject to the preceding sentence, nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

13.	Relationship Between CBNA and the Company

13.1 Neither the Company nor CBNA is a trustee or agent for the other, nor does either have any fiduciary obligations to the other, except (in each case) as expressly contemplated in this Agreement. This Agreement shall not be construed to create a partnership or joint venture between the parties.

14.	Governing Law

14.1 This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out or relate to this Agreement or the negotiation, execution or performance of this Agreement shall be governed by, and construed in accordance with the laws of the State of Delaware, without giving effect to any otherwise applicable choice or conflict of laws provision or rule.

15.	Jurisdiction

15.1 Each of the parties hereto hereby irrevocably submits to the co-exclusive jurisdiction of the Delaware Chancery Court, or if such court shall not have jurisdiction, any federal or other state court of the State of Delaware, and any federal or other state court of the State of New York, for the purpose of any action or proceeding arising out of or relating to this Agreement and each party hereto hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any such court. Each party agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

15.2 Each of the Company and CBNA irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such party. Nothing in this Section 15.2 shall affect the right of any party to serve legal process in any other manner permitted by Law.

16.	Waiver of Jury Trial

16.1 EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

17.	Further Assurances

17.1 The parties to this Agreement agree to cooperate and to execute and deliver such instruments and take such further actions as any other party to this Agreement may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

18.	Severability

18.1 If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner.

19.	Section Titles

19.1 The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection hereof immediately followed by a reference in parenthesis to the title of the Section containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire Section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such Section, the reference to the title shall govern absent manifest error.

20.	Execution in Counterparts

20.1 This Agreement may be executed and delivered (including by facsimile transmission) in two (2) counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

21.	Interpretation

21.1 When a reference is made in this Agreement to an Article, Section or Exhibit, such reference shall be to an Article or Section of, or an Exhibit to, this Agreement, unless otherwise indicated. The table of contents and headings for this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any statute defined or referred to herein or in any agreement or instrument that is referred to herein means such statute as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor statutes, and any rules, regulations or guidelines issued or promulgated thereunder. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

IN WITNESS WHEREOF, CBNA and the Company have executed this Agreement by their duly authorized officers or representatives as of the Closing Date.

THE STUDENT LOAN CORPORATION

By:
Name:
Title:

CITIBANK, N.A.

By:
Name:
Title:

Exhibit F

Post-Closing Transition Relationships

Summary of Material Terms

Part I of this Exhibit sets forth (i) a high-level description of the operating relationships that the Parties will establish with respect to the post-Closing period, and (ii) certain significant terms of each of the agreements that will be entered into to memorialize such relationships. Part II of this Exhibit sets forth certain significant terms that will apply to the Transition Agreement described in Part I.

The term “Parties” as used in this Exhibit shall mean Citibank, N.A., a United States national banking association (“Citibank”) and SLC (“Buyer”) (each, a “Party”), unless otherwise specified herein.

PART I

The Parties agree that, as of the Closing, they will establish operational relationships that generally reflect the following:

1. Buyer will own the IT Assets (including its origination and servicing platforms) owned by SLC (“Company”) as of the Closing and used to service its loans (the “Company Technology”).

2. Citibank or one of its Affiliates shall provide or cause to be provided to Buyer or its Affiliates the Citibank Services, pursuant to the Transition Agreement (as defined below).

3. Buyer or one of its Affiliates shall provide or cause to be provided to Citibank or its Affiliates the Buyer Services, pursuant to the Transition Agreement (as defined below).

4. Citigroup Inc. or one of its Affiliates shall enter into the Trademark License Agreement (as defined below) with Buyer with respect to the use of Citi Branding in accordance with the terms set forth in this Exhibit.

The definitive version of the agreement described in items 2 and 3, above (the “Transition Agreement”) shall include the applicable terms described in Part I, the terms described in Part II of this Exhibit and any Attachments hereto and shall also contain customary additional terms and conditions, as set forth herein; provided, that any terms set forth in Part I shall supersede any conflicting terms set forth in Part II. The definitive version of the agreement described in item 4, above (the “Trademark License Agreement”) shall include the applicable terms described in Part I and shall also contain customary additional terms and conditions.

1.	Transition Agreement.

(a) Parties. Citigroup and Buyer.

(b) Citibank Services. Citibank or one of its Affiliates shall provide or cause to be provided to Buyer or its Affiliates the Citibank Services (as defined below).

(c) Buyer Services. Buyer or one of its Affiliates shall provide or cause to be provided to Citibank or its Affiliates the Buyer Services (as defined below).

2.	Trademark License Agreement.

(a) Parties. Citigroup Inc. and Buyer.

(b) License to Citi Branding. Citigroup Inc. (or one of its Affiliates) will grant Buyer a limited, non-sublicensable (except to Subsidiaries of the Company existing as of the date hereof) right to use Citigroup Inc.’s trademarks and other source identifiers (including Citigroup Inc.’s web site look and feel (to the extent that the same is protectable under applicable Law)) (the “Citi Branding”) in substantially the same manner and to the same extent that they were used prior to the Closing, for a mutually-agreed period following the Closing.

(c) Term. The Trademark License Agreement shall specify an initial term of up to 12 months. Buyer shall be permitted to extend the term of the Trademark License Agreement for up to two additional terms of six months each with respect to those uses of the Citi Branding which Buyer has not been able to cease at the end of the applicable term, so long as Buyer has at all times complied in all material respects with all terms and conditions of the Trademark License Agreement with respect to such uses of the Citi Branding, it being understood that compliance shall include remedying any breach of the Trademark License Agreement in accordance with its terms.

(d) Use Restrictions. Buyer shall only be permitted to use the Citi Branding in connection with its business, products, services and activities related thereto of a nature and quality which are at least equal to that used by the Company in connection with the Citi Branding as of the date of the Merger Agreement, and in a manner that is in conformity with past practices and Citigroup Inc.’s generally applicable policies regarding quality control and use of Citi Branding.

(e) Required Efforts. The Parties will use all reasonable efforts and otherwise reasonably cooperate to remove all Citi Branding from the Company Technology (including web sites) and other Company physical and electronic materials as soon as possible following the Closing and to otherwise minimize the term of the Trademark License Agreement.

(f) Quality Control. The Trademark License Agreement shall include reasonable quality control provisions required by Citigroup Inc., which, at a minimum, shall include a right for Citigroup Inc. to (i) periodically inspect and evaluate how Buyer uses the Citi Branding, (ii) periodically evaluate the quality of the services offered by Buyer using the Citi Branding and (iii) require Buyer to periodically provide samples of all such uses. In addition, any new materials created following the Closing that bear the Citi Branding and that are materially different from the materials created prior to the Closing shall be subject to Citigroup Inc.’s review and approval prior to use.

Part II

1.	Citibank Services

Citibank or one of its Affiliates shall provide or cause to be provided to Buyer or its Affiliates:

•   all services that were regularly provided by Citibank or one of its Affiliates in the ordinary course of business in support of the Acquired Assets during the 12 months immediately preceding the Closing Date, including the services provided pursuant to the agreements identified in Attachment II hereto; and

•   all services that were regularly provided by Citibank or one of its Affiliates in the ordinary course of business to Company and its Subsidiaries in the 12 months immediately preceding the Closing Date, including the services provided pursuant to the agreements identified in Attachment II hereto and knowledge transfer and other assistance reasonably required by Buyer or one of its Affiliates in connection with the Acquired Assets, but excluding the Citibank Excluded Services (collectively, the “Citibank Services”).

2.	Buyer Services

Buyer or one of its Affiliates shall provide or cause to be provided to Citibank or its Affiliates:

•   all services that were regularly provided by Company in the ordinary course of business in support of the CBNA Purchased Assets and the FFELP Purchased Assets during the 12 months immediately preceding the Closing Date, including the services (if any) provided pursuant to the agreements identified in Attachment II hereto; and

•   all services that were regularly provided by Company in the ordinary course of business to Citibank or its Affiliates (other than Buyer and its Subsidiaries) in the 12 months immediately preceding the Closing Date, including the services identified in Attachment I hereto and knowledge transfer and other assistance reasonably required by Citibank or one of its Affiliates in connection with the CBNA Purchased Assets, but excluding the Buyer Excluded Services (“Buyer Services” and, together with the Citibank Services, the “Services”).

3.	Excluded Services

Attachment III hereto identifies the services that Citibank or one of its Affiliates provides to Buyer or one of its Affiliates immediately preceding the Closing Date that Citibank and its Affiliates shall not be obligated to provide (and shall not provide) and Buyer and its Affiliates shall not be obligated to pay for on a go-forward basis (the “Citibank Excluded Services”).

Attachment IV hereto identifies the services that Buyer or one of its Affiliates provides to Citibank or one of its Affiliates immediately preceding the Closing Date that Buyer and its Affiliates shall not be obligated to provide (and shall not provide) and Citibank and its Affiliates shall not be obligated to pay for on a go-forward basis (the “Buyer Excluded Services”).

4.	Certain Limitations Regarding Citibank Services	Notwithstanding anything to the contrary set forth in this Exhibit, unless otherwise agreed by the Parties, the Transition Agreement shall require Citibank to notify Buyer reasonably in advance of its intent to change the Citibank Affiliate that performs the applicable Citibank Services as of the date of the Merger Agreement pursuant to any existing inter-company agreements or otherwise.

5.	Standard of Performance

All Services shall be provided using reasonable efforts, skill and judgment. Subject to the service level obligations set forth in the Transition Agreement, all Services shall be provided at a level of performance that is consistent with the Servicer Party’s performance in the twelve months prior to the date hereof. Notwithstanding the foregoing, if in the twelve months prior to the date of the Merger Agreement, a receiving Party, acting in good faith, has informed a Servicer Party that the level of performance of one or more services is unacceptable, such Servicer Party shall, promptly following the date of the Transition Agreement, implement a remediation plan (or continue any remediation plan already in effect) to restore an acceptable level of performance.

In addition, to the extent that any Citibank Services are currently provided pursuant to any of the agreements listed in Attachment II hereto, Citibank shall use commercially reasonable efforts to provide such Services in accordance with the requirements of such agreements.

6.	Ability to Outsource	Either Party may cause one of its Affiliates to provide some or all of the Services, and upon 20 days written notice to the other Party, engage or cause one of its Affiliates to engage one or more Third Parties to provide some or all of the Services, provided that any such Affiliate or Third Party agrees in writing to perform such Services at the requisite service level and provided further that none of the foregoing may be undertaken by a Party if doing so would violate the terms of any of the “Insurance Agreements” or the “Securitization Agreements”. Subject to the foregoing, the Parties shall select and retain any such Third Party in a manner consistent with its then-current Vendor Selection and Management Policy and shall remain responsible for the performance or non-performance of the Services by any such Affiliate or Third Party.

7.	Omitted Services	If either Party becomes aware of (i) any service that had been provided to the Company or any of its Subsidiaries by Citibank or an Affiliate of Citibank within the 12 month period immediately preceding the Closing Date and such service is necessary to the conduct of the SLC Business after the Closing Date and is not included in the Citibank Services or (ii) any service that had been provided to Citibank or any of its Subsidiaries by the Company within the 12 month period immediately preceding the Closing Date and such service is necessary to the business of Citibank or its Affiliates after the Closing Date and is not included in the Buyer Services, then such service shall be deemed to be one of the Citibank Services or Buyer Services, respectively, under the Transition Agreement for the Initial Term or such other period as the Parties may agree. The foregoing shall not apply to services that (i) the Parties specifically agree to omit from the Services or (ii) Citibank or the Company, as applicable, has generally discontinued in the ordinary course of business prior to the Effective Date.

8.	Additional Services	Either Party may request in writing that the other Party perform a new service relating to the SLC Business (including services used by Citibank prior to the Effective Date) that is not provided for under the Transition Agreement (an “Additional Service”). The Party that will provide the Additional Service will provide the other Party with an estimate of the costs required to perform such Additional Service. The Parties shall use reasonable efforts to agree upon the scope, terms, cost (which shall be determined in accordance with Section 17 of Part II of this Exhibit), and duration of all such Additional Services.

9.	Licenses	Each Party shall grant to the other Party such licenses to its and its Affiliates’ owned Intellectual Property and Software as are reasonably necessary to permit such other Party to perform its obligations as a Servicer Party.

10.	Dispute Resolution	In the event of any dispute relating to the Transition Agreement, including any failure by either Party to perform Services in accordance with agreed upon service levels, each Party’s designated “Service Coordinator” shall enter into good faith negotiations to resolve such dispute. If a mutually satisfactory resolution is not reached by the Service Coordinators, such matter will be “escalated” pursuant to an agreed upon escalation process set forth in the Transition Agreement. In the event of any dispute relating to the provision of any of the Services, each Party, at its sole cost and expense, shall devote whatever resources are necessary to provide the requisite Services at the service levels set forth in the Transition Agreement until such dispute is resolved.

11.	Compliance Matters

Neither Party shall provide, or cause to be provided, any Service to the extent that the provision of such Service would require such Party, any of its Affiliates or any of their respective officers, directors, employees, agents, or representatives to violate any applicable law or regulation.

Each Party shall use reasonable best efforts to follow the policies, procedures and practices with respect to the Services that were followed by the Buyer Parties or the Citibank Parties, as applicable, as of the Effective Date, except for any changes required due to changes in law or regulation (including interpretations of law or regulation) following the Effective Date or as agreed upon by the Parties. In the event of a conflict between the policies, procedures and practices of the Buyer Parties and the Citibank Parties, the Parties shall cooperate in good faith to reach a mutually satisfactory resolution. A failure of either Party to act in accordance with this provision that prevents the other Party from providing any of the Services shall relieve the Party providing such Services of its obligation to provide such Services until such time as the failure has been cured.

Each Party shall use reasonable best efforts to ensure that, in connection with the Transition Agreement, such Party and the other Party comply with the terms and conditions of the “Insurance Agreements”, and the “Securitization Agreements”.

12.	Service Audits

In connection with the provision of Services under the Transition Agreement, upon reasonable prior written notice (and in any case, no less than ten (10) business days’ notice) to the other Party, and no more than once per year, each Party and/or its authorized representatives (including its auditors) may audit the books, records, accounts, systems and facilities of the other Party pertaining to Services, and accordingly, each Party shall provide such access and information and make available such personnel as is reasonably requested by such other Party in order to fulfill such requirements, and at such other Party’s sole cost and expense, during normal business hours and in a manner designed to minimize disruption to the audited Party’s ordinary business activities.

Notwithstanding the foregoing, to the extent that any audit identifies any issues, the Party conducting the audit may conduct an additional follow-up audit (in accordance with the terms set forth in the immediately preceding paragraph) solely with respect to such issue.

13.	Regulatory Audits	In connection with the provision of Services under the Transition Agreement, each Party performing Services (the “Servicer Party”) shall cooperate with the right of various regulatory bodies to investigate the affairs of the Servicer Party. Each Servicer Party shall provide such access, information and assistance as is reasonably requested by the other Party, and at the other Party’s sole cost and expense except to the extent that such investigations are being conducted as a result of the Servicer Party’s failure to perform the Services in accordance with the Transition Agreement (in which case the costs of such investigations shall be borne by the Servicer Party), in order to fulfill such requirements, during normal business hours and in a manner designated to minimize disruption to the Servicer Party’s ordinary business activities.

14.	SAS 70 Audits	Upon the reasonable request of the other Party and no more than once each calendar year, each Servicer Party shall conduct a SAS 70 Type II audit (or any replacement audit required by applicable law or regulation, including SSAE 16 and other similar controls frameworks) of the Citibank Network or the Buyer Network, as applicable, and to monitor compliance with the U.S. Department of Education’s so-called attestation requirements with respect to servicers of federal loans. The audit shall be completed at the expense of the applicable Servicer Party, using a Third Party chosen by such Servicer Party and reasonably acceptable to the other Party.

15.	Transfer and Segregation

Citibank shall bear all costs of any transfer and/or segregation activities required as a result of transactions contemplated in connection with the FFELP Purchased Assets transaction.

Citibank shall bear all costs of any transfer and/or segregation activities required as a result of the transactions contemplated by the CBNA Purchased Assets transaction.

Subject to the foregoing two paragraphs, Buyer shall bear all costs of any transfer and/or segregation activities required as a result of the Merger Agreement and the Related Agreements.

16.	Third Party Limitations	The Services provided by a Party through Third Parties or using Third Party Intellectual Property are subject to the terms and conditions of any applicable agreements between the Servicer Party and such Third Parties. Each Party shall use commercially reasonable efforts to obtain any necessary consent from such Third Parties in order to provide such Services or use commercially reasonable efforts to provide acceptable alternative arrangements to provide the relevant Services sufficient for the other Party’s purposes. Costs associated with obtaining or maintaining existing consents or licenses or other access to Third Party Intellectual Property or services as a result of the transactions contemplated by the Merger Agreement shall be divided equally between Citibank and Buyer. With respect to any Additional Services, the Party receiving the Services shall bear the cost associated with obtaining any such consents or license. Citibank shall disclose to Buyer which Third Party Consents and licenses, if any, are necessary for Buyer to provide the Buyer Services.

17.	Fees and Billing and Payment Terms	The fees for any Services provided any Transition Agreement shall be set forth in the Transition Agreement, and shall be in accordance with the manner in which such fees are determined as of the Effective Date. The party receiving a Service shall be responsible for all taxes and similar charges imposed on the Services (excluding taxes based on the income of the Servicer Party). Unless otherwise agreed upon by the Parties, the fees for any Additional Services provided by: (i) Citibank to Buyer or any of its Affiliates shall be in accordance with its so-called rate-card which is used by all of Citibank’s North American Affiliates; and (ii) Buyer to Citibank or any of it Affiliates shall be provided at a cost plus 10% basis. Notwithstanding the foregoing, changes to the Services or Additional Services that are required as a result of regulatory changes shall be provided at costs to be proportionately shared by the Parties (based on value of loan receivables), all such costs being provided at cost. The Servicer Party shall invoice the Party receiving such Services on a monthly basis for all Services that the Servicer Party delivered during the preceding month, and each invoice shall be payable within sixty (60) days after such receiving Party’s receipt of the invoice.

18.	No Offset	In no event may a Party offset any amounts due under the Transition Agreement for its receipt of Services by amounts owed to it under such Transition Agreement for its provision of Services.

19.	Access to Networks, Facilities and Personnel	Each Party may provide the other Party and such other Party’s Affiliates with access to such Party’s Network, facilities and personnel. Such use shall be solely for the purpose of providing or receiving the Services, and only to the extent required to provide or receive such Services. During the term of the Transition Agreement, Citibank shall continue to maintain its Network in compliance with its own policies and procedures, including those pertaining to information security. On at least a quarterly basis, Citibank shall perform and share with Buyer operational risk assessments of its operations, including Network processes.

20.	Confidentiality	Subject to compliance with law, each Party shall keep confidential and shall not make available or disclose Confidential Information (to be defined in the Transition Agreement) to any Person, or make or permit any use of such Confidential Information without the prior written consent of the other Party. Confidential Information includes “NPI”, which has the meaning ascribed to “Nonpublic Personal Information” in Title V of the Gramm-Leach-Bliley Act of 1999 or any successor federal statute, and the rules and regulations thereunder (“GLBA”). Each Party may use, disclose, receive and maintain NPI only as necessary for the specific purpose for which the NPI was disclosed to such Party and only in accordance with the terms of the Transition Agreement, GLBA and any other applicable law, rule or regulation of any jurisdiction relating to the disclosure or use of personal information.

21.	Ownership of Data and Intellectual Property	Buyer is the sole and exclusive owner of all data used and generated after the Closing Date pursuant to the Transition Agreement relating to the SLC Business. Unless otherwise agreed to by the Parties, if a Party creates new Intellectual Property, such Party shall be the sole and exclusive owner of such new Intellectual Property, but unless otherwise agreed to by the Parties, any improvements to or derivative works of a Party’s Intellectual Property that are created by either Party shall be solely and exclusively owned by the Party that owns the original Intellectual Property underlying the improvement or derivative work.

22.	Indemnification	Each Party shall indemnify and hold harmless the other Party from and against any and all damages, costs and expenses (including such fees and expenses related to the enforcement of the Transition Agreement) to the extent resulting from or arising out of any Third Party Claim (as defined in the Indemnification Agreement) (i) with respect to any material breach of the Transition Agreement, and/or (ii) alleging the infringement, misappropriation or violation of Intellectual Property owned by a Third Party by the Servicer Party in the performance of its Services, subject to customary exceptions for willful or intentional misconduct or negligence, etc.

23.	Limitation of Liability	Subject to certain customary exceptions set forth in the Transition Agreement, including third party indemnification obligations and breaches of obligations with respect to Confidential Information and NPI, in no event shall a Party’s total liability under the Transition Agreement exceed the fees paid or payable to such Party under the Transition Agreement in the 12 months immediately preceding the event giving rise to the liability; provided, that if the Transition Agreement has been in effect for less than 12 months at the time of such event, the fees paid or payable to such Party prior to such event shall be annualized to a full 12 months. Consequential type damages are generally not recoverable by either Party, subject to certain limited exceptions set forth in the Transition Agreement, including third party indemnification obligations and breaches of obligations with respect to Confidential Information and NPI.

24.	No Double Recovery; No Limitation	Nothing in this Transition Agreement shall preclude a party from electing a remedy available to it hereunder or under the Merger Agreement or any Ancillary Agreement; provided, that any such remedy shall not permit a duplicative or so-called double recovery. Nothing contained in the Transition Agreement shall limit or alter the obligation of any Party to indemnify any other Party pursuant to the Indemnification Agreement.

25.	Term	Initial Term shall be 3 years from Effective Date. Notwithstanding the foregoing, each Party shall be required to provide any of the Services or Additional Services under the Transition Agreement, only for so long as specifically indicated in the Transition Agreement, it being acknowledged that the period of performance for certain of the Services or Additional Services shall terminate prior to the expiration of the Initial Term.

26.	Extension of Services

Not less than 30 nor more than 90 days prior to the expiration of a term for any of the Services, and subject to the obligations set forth in that certain Subservicing Matters Letter Agreement among the Company, Citibank, Citibank (South Dakota), N.A. and Discover Bank, Buyer or Citibank, as applicable, shall notify the other Party if such Party determines in good faith that it will not be able to complete the transition from, or to replace, one or more Services prior to the expiration of such term. The Servicer Party shall continue to provide such Services, and, solely with respect to such Services, to extend the term of the Transition Agreement for up to the maximum extension period set forth for each of such Services in such Transition Agreement. In addition, if at the end of the Initial Term all requisite third party consents have not been obtained to effect the transfer of the SLC business to Buyer, Citibank shall continue to provide applicable Citibank Services for an additional period of six months, which may be extended until such consents have been obtained.

The Buyer Services shall continue, and the term of the Transition Agreement shall be extended (solely with respect to such Buyer Services), for so long as Citibank (or one of its Affiliates) is providing sub-servicing with respect to the CBNA Purchased Assets or the FFELP Purchased Assets, provided that the Parties shall use reasonable efforts to develop an alternative solution that will permit Buyer to cease providing the Buyer Services, it being understood that any such cessation shall be undertaken in a commercially reasonable manner, including with respect to timing and associated costs.

27.	Termination

The Transition Agreement or any Services provided thereunder may be terminated by the Servicer Party only if required by any Regulatory Body or by law. A Party receiving Services may terminate the affected Services if performance has been rendered impossible due to the occurrence of any Force Majeure Event that continues for a period of at least 60 days. Otherwise, a Party’s exclusive remedies shall be monetary damages and specific performance.

Notwithstanding the foregoing, a Party receiving Services may, on 60 days’ written notice to the Servicer Party, terminate any or all Citibank Services or Buyer Services, as applicable; provided, that to the extent any of the Services proposed to be terminated is bundled with one or more other Services, then all of such Services must be terminated together, and provided further that a Party receiving Services may not exercise the foregoing right to the extent that any such exercise would impair the Servicer Party from receiving Services from the other Party to the Transition Agreement.

In connection with the termination of the Transition Agreement or the termination of any Services thereunder, the Servicer Party shall facilitate the migration/transition the Services to the recipient of the Services or its third party designee in such time frames as the Parties agree upon. Such services shall be provided as an Additional Service.

28.	Assignment	Neither Party may assign its rights and/or delegate its obligations under the Transition Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, either Party may assign its rights and/or delegate its obligations under the Transition Agreement to an Affiliate in connection with an internal restructuring or reorganization or sale, in which case the non-assigning Party shall continue to provide the Services to such Affiliate, provided that such Affiliate agrees in writing to perform the Services then provided by the assigning-Party pursuant to the Transition Agreement and provided further than any such assignment or delegation does not violate the terms of any of the “Insurance Agreements” or the “Securitization Agreements”.

29.	Governing Law	Delaware

Miscellaneous Matters

30.	Origination	The Parties shall work together in good faith to re-brand and transfer the origination business to Buyer as promptly as commercially and reasonably practicable (it being understood that the Parties are targeting a re-branding date of 12 months after the Effective Date). Until such time as the origination business has been transferred to Buyer, Citibank shall continue to originate loans in a similar manner, it being understood that SLC or its designee shall be the recipient of transfer in a process to be defined and agreed upon by the Parties prior to the Closing.

31.	Historical Data	Citibank shall make available to Buyer or its designee historical data relating to the SLC Business in such commercially reasonable form and format as the Parties may mutually reasonably agree.

32.	Communications and Scorecard Reviews	The Parties’ respective Service Coordinators shall meet as reasonably necessary to facilitate the provision of the Services. In addition, representatives of each Party identified in the Transition Agreement shall meet as reasonably requested by the other Party, including to conduct reviews of the provision of the Services and associated performance scorecards.

33.	Securitization Agreements	For the avoidance of doubt, in no event shall the Transition Agreement affect the services provided under the agreements identified in Attachment V hereto.

Attachment I

Buyer Services

•	Financial Servicing Activities

•	Accounting / Reporting

•	Credit / Risk

•	Control / Testing

•	Technology

•	Operations

•	Access to and use of the Company Technology

•	Additional services to be determined

Attachment I – Page 1

Attachment II

Certain Agreements

1.	Intra Citi Service Agreement, dated August 1, 2010, by and between The Student Loan Corporation and Citigroup Technology, Inc.

2.	Service Level Agreement, dated May 1, 2006, by and between Citigroup Technology Inc. and The Student Loan Corporation, as amended pursuant to Side Agreement, dated as of June 1, 2008, by and between Citigroup Technology, Inc. and The Student Loan Corporation

3.	Intra Citi-Service Agreement, dated March 1, 2008, by and between Citicorp Credit Services, Inc., Citibank (South Dakota), N.A. and the Student Loan Corporation

4.	Services Agreement, dated August, 2005, by and between Citicorp Credit Services Inc. and the Student Loan Corporation

5.	Intra-Citi Service Agreement, dated January 1, 2009, by and between Citibank (South Dakota) and the Student Loan Corporation

6.	Intra-Citi Service Agreement, dated June 1, 2009, by and between CitiMortgage, Inc. and the Student Loan Corporation

7.	Intra-Citi Service Agreement, dated January 1, 2008, by and between Citibank, N.A. and the Student Loan Corporation

8.	Zapcheck Electronic Bill Payment Service Agreement, dated January 8, 1990, by and between Citibank (New York State) and Citibank, N.A.

9.	SmartPay Agreement for Direct Deposit Services, dated as of June 13, 1995, by and between Citibank Student Loans and Citibank, N.A.

10.	Interaffiliate Service Agreement, dated January 24, 2005, by and between CitiMortgage, Inc. and the Student Loan Corporation

11.	Intra-Citi Service Agreement, dated January 1, 2009, by and between Citicorp Credit Services Inc. and the Student Loan Corporation

12.	Intra-Citigroup Service Contract, dated December 1, 2005, by and between the Student Loan Corporation, on the one hand, and Citicorp North America, Inc., Citibank, N.A. and Citigroup Management Inc. on the other hand

13.	Automated Collection Services Agreement, dated May 1, 2001, by and between Citibank, N.A. and the Student Loan Corporation

14.	Facilities Occupancy, Management and Support Services Agreement, dated November 1, 2006, by and between SLC and Citicorp North America, Inc.

15.	Services Agreement, dated as of December 1, 2005, by and between Citibank, N.A. and the Student Loan Corporation (except that any corporate tax services provided under such agreement shall be provided by Citibank to Buyer after the Closing pursuant to the Transition Agreement only to the extent that Buyer determines it requires such services from Citibank) (for avoidance of doubt, this provision shall not impact any agreement on such corporate tax matters that are addressed in the Indemnification Agreement dated as of September 17, 2010, by and between Citibank and Discover Bank, a Delaware banking corporation).

16.	Amended and Restated Services Agreement with Amendment, dated as of June 1, 2007, by and between Citibank (South Dakota), N.A. and the Student Loan Corporation

17.	General Terms and Conditions for Intra-Citi Services – Master Reference for all ICSA Agreements, dated as of July 31, 2007, with Citigroup Inc.

Attachment II – Page 1

Attachment III

Citibank Excluded Services

•	Modeling-related Services

•

Corporate Tax Services that were provided by Citibank to Buyer under the Services Agreement, dated as of December 1, 2005, by and between Citibank, N.A. and the Student Loan Corporation, except to the extent that Buyer determines it requires such services from Citibank after the Closing (for avoidance of doubt, this provision shall not impact any agreement on such corporate tax matters that are addressed in the Indemnification Agreement dated as of September 17, 2010, by and between Citibank and Discover Bank, a Delaware banking corporation)

•	Others to be determined

Attachment III – Page 1

Attachment IV

Buyer Excluded Services

•	To be determined

Attachment IV – Page 1

Attachment V

Certain Agreements

1.	Services Provided under the Following Agreements

(a)	Subservicing Agreement dated as of December 15, 2006, between Citibank SD and SLC (2006-A Trust)

(b)	Subservicing Agreement dated as of January 28, 2010, between Citibank SD and SLC (2010-A Trust)

(c)	Subservicing Agreement dated as of March 11, 2010, between Citibank SD and SLC (2010-B Trust)

(d)	Amended and Restated Agreement for Education Loan Servicing Agreement dated as of 1/1/08, among Citibank (South Dakota), N.A., SLC, and Citibank, N.A. as eligible lender trustee, as amended as of 1/1/09

Attachment V – Page 1

Annex C

DELAWARE GENERAL CORPORATION LAW

SECTION 262 APPRAISAL RIGHTS

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to $ 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to $ 251 (other than a merger effected pursuant to $ 251(g) of this title), $ 252, $ 254, $ 255, $ 256, $ 257, $ 258, $ 263 or $ 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in $ 251(f) of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to $$ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under $ 253 or $ 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with $ 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of $ 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to $ 228, $ 253 or $ 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of $ 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

8 Del. C. 1953, $ 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, $ 24; 57 Del. Laws, c. 148, $$ 27-29; 59 Del. Laws, c. 106, $ 12; 60 Del. Laws, c. 371, $$ 3-12; 63 Del. Laws, c. 25, $ 14; 63 Del. Laws, c. 152, $$ 1, 2; 64 Del. Laws, c. 112, $$ 46-54; 66 Del. Laws, c. 136, $$ 30-32; 66 Del. Laws, c. 352, $ 9; 67 Del. Laws, c. 376, $$ 19, 20; 68 Del. Laws, c. 337, $$ 3, 4; 69 Del. Laws, c. 61, $ 10; 69 Del. Laws, c. 262, $$ 1-9; 70 Del. Laws, c. 79, $ 16; 70 Del. Laws, c. 186, $ 1; 70 Del. Laws, c. 299, $$ 2, 3; 70 Del. Laws, c. 349, $ 22; 71 Del. Laws, c. 120, $ 15; 71 Del. Laws, c. 339, $$ 49-52; 73 Del. Laws, c. 82, $ 21; 76 Del. Laws, c. 145, $$ 11-16; 77 Del. Laws, c. 14, $$ 12, 13; 77 Del. Laws, c. 253, $$ 47-50; 77 Del. Laws, c. 290, $$ 16, 17.;

Annex D

Execution Copy

ASSET PURCHASE AGREEMENT

by and among

THE STUDENT LOAN CORPORATION

as the Seller, the Servicer and the Administrator,

CITIBANK, N.A.

as the Buyer and the Omnibus Lender,

SLC STUDENT LOAN RECEIVABLES I, INC.

as the Depositor

and

CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION

as the Servicer and the Subservicer

Dated as of September 17, 2010

D-i

D-ii

EXHIBITS

Securitization

D-iii

This ASSET PURCHASE AGREEMENT (as the same may be amended or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), dated as of September 17, 2010 (the “Commitment Date”) is entered into by and among (i) The Student Loan Corporation, a Delaware corporation, as the Seller, the Servicer and the Administrator, (ii) Citibank, N.A., a national banking association (“CBNA”), as the Buyer and the Omnibus Lender, (iii) SLC Student Loan Receivables I, Inc., as the Depositor and (iv) Citibank (South Dakota) National Association (“CSD”), as the Servicer under the Master Servicing Agreement referred to below and the subservicer under the Securitization Servicing Agreements with respect to the Securitization Trusts, and shall be effective upon execution by the parties hereto. The capitalized terms used and not otherwise defined herein have the meanings assigned thereto pursuant to Section 1.1 hereof.

W I T N E S S E T H:

WHEREAS, concurrently with the execution of this Agreement, the Seller is entering into an Asset Purchase Agreement, dated as of the date of this Agreement (as the same may be amended or otherwise modified from time to time in accordance with the terms thereof, the “FFELP Transaction Agreement”, and the transactions contemplated by the FFELP Transaction Agreement, the “FFELP Transaction”), by and among the Seller, CBNA, CSD, the Depositor, SLM Corporation, SLM Education Credit Finance Corporation, Bull Run 1 LLC and Sallie Mae, Inc., pursuant to which, subject to the terms and conditions of the FFELP Transaction Agreement, concurrently with or immediately following the Closing, (i) the Seller will sell to Subsidiaries of SLM Corporation, the Acquired Assets (as defined in the FFELP Transaction Agreement), (ii) the Seller and its Affiliates will assign to SLM Corporation and its Affiliates certain administrative and loan servicing duties and obligations with respect to the interests in the FFELP trust certificates and FFELP loans and (iii) SLM Corporation and its Affiliates will assume the Liabilities to be assumed pursuant to the FFELP Transaction;

WHEREAS, concurrently with the execution of this Agreement and the FFELP Transaction Agreement, the Seller is entering into (i) an Agreement and Plan of Merger, dated as of the date of this Agreement (as the same may be amended or otherwise modified from time to time in accordance with the terms thereof, the “Merger Transaction Agreement”, and the transactions contemplated by the Merger Transaction Agreement, the “Merger Transaction”), by and among Discover Bank, Academy Acquisition Corporation and the Seller, pursuant to which, subject to the terms and conditions of the Merger Transaction Agreement, immediately following the Closing and the closing of the FFELP Transaction, Acquisition Sub will merge with and into the Seller, with the Seller continuing as the surviving corporation, and the outstanding shares of common stock of the Seller (other than as specified in the Merger Transaction Agreement) will be converted into the right to receive the Merger Consideration (as defined in the Merger Transaction Agreement) and (ii) a Purchase Price Adjustment Agreement, dated as of the date of this Agreement, (the “Purchase Price Adjustment Agreement”), by and among the Seller, Discover Bank and Buyer;

WHEREAS, the Seller is the owner of Acquired Assets, including (i) the Trust Certificates, evidencing 100% of the beneficial interest in the Securitization Trusts, of which one securitizes a portfolio of Private Loans and one securitizes a portfolio of FFELP Loans sold by the Seller to the Depositor and by the Depositor to such Securitization Trust and (ii) the Unsecuritized Loans;

WHEREAS, the Trust Certificates and the portfolio of Unsecuritized Loans are pledged to CBNA in its capacity as the Omnibus Lender under the terms of the Omnibus Credit Agreement;

WHEREAS, the Seller desires to sell, and the Buyer desires to purchase, all of Seller’s right, title and interest in, to and under the Trust Certificates, the Seller’s entire equity interest in the Depositor and the Unsecuritized Loans;

WHEREAS, the Seller desires to assign to the Buyer, and the Buyer desires to assume, pursuant to the Buyer’s purchase of the Acquired Assets, all of the Seller’s duties, obligations and liabilities included in the Other Business Liabilities;

WHEREAS, the Seller shall apply the net proceeds from the sale and purchase of the Acquired Assets, including the Trust Certificates and the portfolio of Unsecuritized Loans together with other available funds to, among other things, repay the outstanding advances and all other amounts due and payable under the Omnibus Credit Agreement and, in consideration of such payment, the Omnibus Lender shall release the security interest under the Omnibus Credit Agreement in respect of the Acquired Assets, including the Trust Certificates and the Unsecuritized Loans;

WHEREAS, in connection with the repayment of the outstanding advances under the Omnibus Credit Agreement, CBNA in its capacity as Omnibus Lender shall waive all termination fees incurred as a result of the Seller’s early prepayment of the Omnibus Credit Agreement;

WHEREAS, the Seller will continue to provide loan servicing and other administrative services with respect to the Securitization Trusts, and the Buyer, either directly or through its Affiliates, will continue to provide loan sub-servicing and other sub-administrative services to the Seller with respect to the Securitization Trusts;

WHEREAS, the Seller desires to enter into (i) the Amended and Restated Securitization Subservicing Agreement with the Seller as servicer and CSD as subservicer in order to service the 2009-A Trust, (ii) the Sub-Administration Agreement with the Seller as administrator and CSD as sub-administrator in order to administer the 2009-A Trust and (iii) a Master Servicing Agreement with CSD as servicer in order for CSD to service the Unsecuritized Private Loans in the manner provided therein, and CSD desires to perform such servicing and administrative duties in the manner provided therein subject to the terms and provisions thereof;

WHEREAS, the Seller desires to terminate the existing Securitization Subservicing Agreement related to the 2010-1 Trust with CSD; and

WHEREAS, the Seller desires, in accordance with the FFELP Transaction Agreement, to enter into a replacement securitization subservicing agreement and sub-administration agreement with Sallie Mae, Inc., as subservicer and sub-administrator, respectively, in order to delegate to Sallie Mae, Inc. loan servicing and other administrative functions with respect to certain FFELP Loan Securitization Trusts, including the 2010-1 Trust.

NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS, ACCOUNTING TERMS AND INTERPRETATION

Section 1.1 Defined Terms

Capitalized terms used but not otherwise defined herein shall have the meanings set forth in Appendix A of this Agreement (such meanings to be equally applicable to both singular and plural forms of the terms defined). Appendix A and the other appendices, exhibits and schedules to this Agreement shall constitute a part of this Agreement.

Section 1.2 Computation of Time Periods

In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”

Section 1.3 Accounting Terms and Principles

All accounting terms not specifically defined herein shall be construed in accordance with GAAP and all accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made in accordance with GAAP.

Section 1.4 Certain Terms

(a) The terms “herein,” “hereof,” “hereto” and “hereunder” and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

(b) Unless otherwise expressly indicated herein, (i) references in this Agreement to an Appendix, Exhibit, Schedule, Article, Section, clause or sub-clause refer to the appropriate Appendix, Exhibit or Schedule to, or Article, Section, clause or sub-clause in this Agreement and (ii) the words “above” and “below,” when following a reference to a clause or a sub-clause of any Transaction Document, refer to a clause or sub-clause within, respectively, the same Section or clause.

(c) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.

(d) References in this Agreement to any statute shall be to such statute as amended or modified from time to time and to any successor legislation thereto, in each case as in effect at the time any such reference is operative.

(e) The term “including” when used in any Transaction Document means “including without limitation” except when used in the computation of time periods.

(f) The terms “Seller” and “Buyer” include their respective permitted successors and assigns hereunder.

(g) References in this Agreement (including in Appendix A) to another agreement, instrument or other document means such agreement, instrument or other document as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

(h) In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

Section 1.5 Disclosure Schedules

The Buyer and the Seller hereby acknowledge and agree that the disclosure of any item in any section of the Buyer Disclosure Schedule or the Seller Disclosure Schedule shall also be deemed to be disclosed with respect to any other section of the Buyer Disclosure Schedule or the Seller Disclosure Schedule, respectively, to which the relevance of such item is reasonably apparent.

ARTICLE II

PURCHASE AND SALE

Section 2.1 Purchase and Sale of the Acquired Assets

(a) On the terms and subject to the satisfaction of the conditions set forth in this Agreement, including the conditions precedent set forth in Article VI, and in reliance on the representations, warranties, covenants and agreements set forth in this Agreement, on the Closing Date, the Seller hereby agrees to sell, transfer, assign and grant to the Buyer, and the Buyer hereby agrees to purchase, without recourse to the Seller and without representations or warranties (except as specifically set forth herein), and Buyer agrees to purchase from Seller, the Seller’s right, title and interest in, to and under (i) the Trust Certificates, (ii) the Unsecuritized Private Loans beneficially held by the Seller as of the Closing Date and identified in the Schedule of Unsecuritized Private Loans to be delivered electronically in the form of a Student Loan Tape on the Closing Date pursuant to the Bill of Sale, Assignment and Assumption Agreement, (iii) the Unsecuritized FFELP Loans beneficially held by the Seller as of the Closing Date and identified in the Schedule of Unsecuritized FFELP Loans to be delivered electronically in the form of a Student Loan Tape on the Closing Date pursuant to the Bill of Sale, Assignment and Assumption Agreement and (iv) the 1,000 shares of Capital Stock, par value $0.01 per share, of the Depositor (the “Depositor Shares”), in consideration of the payment of the Purchase Price to the Seller in the manner provided in Section 2.1(b) and the agreement by the Buyer to assume, pay, perform or otherwise accept or discharge all Other Business Liabilities.

(b) Delivery or transfer of the Acquired Assets shall be made on the Closing Date prior to the consummation of the Merger Transaction. On the Closing Date, the Buyer shall pay or cause to be paid to the Seller the Purchase Price by wire transfer of immediately available funds in U.S. dollars to the account specified by the Seller to the Buyer by written notice at least two (2) Business Days prior to the Closing Date.

(c) Upon receipt of (i) evidence of the payment of the Purchase Price, (ii) a fully executed Accession Agreement, (iii) a fully executed Bill of Sale, Assignment and Assumption Agreement, (iv) the Seller’s receipt of an executed Buyer Satisfaction Certificate in the form attached hereto as Exhibit B and (v) the Buyer’s receipt of an executed Seller Satisfaction Certificate in the form attached hereto as Exhibit A, (A) the Buyer shall cause Sallie Mae, Inc., in its capacity as the custodian of the loan documentation evidencing the Unsecuritized FFELP Loans, to indicate in its books and records that the Buyer is the holder of the beneficial interest in the Unsecuritized FFELP Loans and the loan documentation evidencing the Unsecuritized FFELP Loans, and (B) the Seller shall:

(1) cause each Trust Certificate, accompanied by a written instrument of transfer and such signature guarantees and evidence of authority of the Persons signing the instrument of transfer as the Owner Trustee may require in accordance with the Securitization Trust Agreement, to be delivered along with the Accession Agreement and the Opinions of Counsel described in Section 2.3 to the Owner Trustee for transfer and for issuance of a new Trust Certificate in the name of the Buyer or its designee;

(2) cause the Unsecuritized Loans to be delivered to the Buyer by delivering the Student Loan Tape identifying the Unsecuritized Loans to the Buyer and causing CSD, in its capacity as the custodian of the loan documentation evidencing the Unsecuritized Private Loans, to indicate in its books and records that the Buyer is the holder of the beneficial interest in the Unsecuritized Private Loans and the loan documentation evidencing the Unsecuritized Private Loans; and

(3) cause the original copy of all books and records relating to the Depositor and the sold Depositor Shares to be delivered to the Buyer on or prior to the Closing Date at the time and in the manner agreed upon by the Seller and the Buyer, but in any event prior to the consummation of the Merger Transaction.

(d) The sale and purchase of the Acquired Assets on the Closing Date shall be consummated upon (i) the payment by the Buyer to the Seller of the Purchase Price in the manner provided in Section 2.1(b), (ii) the execution and delivery by the Seller and the Buyer of the Bill of Sale, Assignment and Assumption Agreement, (iii) the assignment to the Buyer of the Trust Certificates in accordance with the applicable requirements under the Securitization Trust Agreements, (iv) the Seller’s receipt of an executed Buyer Satisfaction Certificate and (v) the Buyer’s receipt of an executed Seller Satisfaction Certificate. Upon the satisfaction of such conditions, such sale and purchase shall be effective as of the Closing Date, prior to the consummation of the Merger.

(e) If the Owner Trustee requires the payment of a sum sufficient to cover the payment of any Taxes or other government charges required to be paid in connection with the purchase and sale of the Trust Certificates pursuant to Section 2.1(c), such sum shall be paid by the Buyer.

(f) The Buyer shall be responsible for the payment of all Negative Special Allowance Payments and all other amounts, if any, owing to the Department of Education or any Guarantor and applicable to Unsecuritized FFELP Loans that are accrued and unpaid as of the Closing Date or that accrue on or after the Closing Date.

Section 2.2 Accession Agreement

On or prior to the Closing Date, the Buyer will provide the Seller with an executed Accession Agreement for Trust Certificate (the “Accession Agreement”) substantially in the form attached as Exhibit 2.2 or such other form as is acceptable to the Owner Trustee and is in accordance with the terms of the Securitization Trust Agreements.

Section 2.3 Opinions

On the Closing Date, pursuant to the terms of the Securitization Trust Agreement, the Seller will provide the Owner Trustee with Opinions of Counsel that (i) the transfer of the Trust Certificates will not cause the Securitization Trusts to be treated for U.S. federal income tax purposes as an association (or publicly-traded partnership) taxable as a corporation and will not adversely affect the federal income tax treatment of the Noteholders in any material respect and (ii) the transfer of the Trust Certificates is exempt from registration under the Securities Act of 1933, as amended, and any applicable state securities Law.

Section 2.4 Rating Agencies

Prior to the Closing Date, the Seller shall deliver written notice to the applicable Rating Agencies of the sale of the Trust Certificates to the Buyer.

Section 2.5 Partial Release of Security Interest

On or prior to the Closing Date, CBNA, as the Omnibus Lender under the Omnibus Credit Agreement, shall release its security interest in (i) the Trust Certificates concurrently with the sale of the Trust Certificates, (ii) the Unsecuritized Private Loans concurrently with the sale of the Unsecuritized Private Loans and (iii) the Unsecuritized FFELP Loans concurrently with the sale of the Unsecuritized FFELP Loans, and the receipt of the proceeds of the Purchase Price (which will be applied to repay the Omnibus Loans) by executing a partial release substantially in the form attached as Exhibit 2.5 or in such other form as is reasonably acceptable to the Omnibus Lender, and the Omnibus Lender shall deliver the Trust Certificates, which are held in its possession as collateral for the Omnibus Loans, to the Owner Trustee for transfer to CBNA in its capacity as the Buyer in the manner provided in the Securitization Trust Agreement.

Section 2.6 Intent and Characterization

The Seller and the Buyer intend that the sale of the Acquired Assets pursuant to this Agreement and the Bill of Sale, Assignment and Assumption Agreement constitute a valid sale of the Acquired Assets from the Seller to the Buyer, conveying good title to the Acquired Assets free and clear of any Lien and (i) the beneficial interest in and title to the Trust Certificates and the Unsecuritized Loans shall not be part of the Seller’s estate in the event of the bankruptcy of the Seller or the appointment of a receiver with respect to the Seller and (ii) legal title to the Unsecuritized FFELP Loans will be held by CBNA as the Eligible Lender Trustee. The Seller and the Buyer intend and agree to treat the transfer and assignment of the Acquired Assets as an absolute transfer for financial and accounting purposes, and as an absolute and complete conveyance of title for property Law purposes.

ARTICLE III

ASSUMPTION OF CERTAIN SECURITIZATION DUTIES

Section 3.1 Assumption of Obligations of the Seller under the Securitization Master Terms Purchase Agreement

In consideration of the receipt by the Buyer of the Acquired Assets, effective as of the Closing, the Buyer shall assume, pay, perform and otherwise accept or discharge the Other Business Liabilities and the repurchase obligations of the Seller pursuant to Section 6 of the Securitization Master Terms Purchase Agreement, and in accordance with Section 17 of the Securitization Master Terms Purchase Agreement, execute an assignment and assumption agreement substantially in the form attached as Exhibit 3.1 or in such other form as the Buyer and the Seller may agree to (the “Assumption of Obligations of the Seller under the Securitization Master Terms Purchase Agreement”).

Section 3.2 Duties of Subservicer

(a) CSD wishes to continue to act as Subservicer to the Servicer for the 2009-A Trust, and the Seller, as Servicer, wishes to continue to assign such subservicing responsibilities to CSD. The Seller will amend and restate the existing Securitization Subservicing Agreement with CSD substantially in the form attached as Exhibit 3.2 or such other form as mutually agreed upon by the Servicer and CSD (the “Amended and Restated Securitization Subservicing Agreement”) which shall be effective as of the Closing Date.

(b) Pursuant to Section 2.14 of the Securitization Administration Agreement, prior to the Closing Date, the Seller, as Administrator, shall use its reasonable best efforts to obtain the consent of the Owner Trustee to the amendment and restatement of the existing Securitization Subservicing Agreement for the 2009-A Trust as contemplated by Section 3.2(a). The Seller and CSD shall use reasonable best efforts to timely notify the applicable Rating Agencies of their intention to enter into the Amended and Restated Securitization Subservicing Agreement as and if required, and if required, the Notice Condition (as such term is defined in the Securitization Indenture pursuant to which the 2009-A Trust has issued Securitization Notes) shall be satisfied. The Seller and CSD shall use reasonable best efforts to obtain the written agreement of the Owner Trustee for the 2009-A Trust to the appointment of CSD as successor servicer if the Servicer is terminated pursuant to a servicer event of default (provided, that a Subservicer default has not occurred under the terms of the Amended and Restated Securitization Subservicing Agreement).

Section 3.3 Duties of Servicer of Unsecuritized Private Loans

CSD wishes to act as Servicer for the Unsecuritized Private Loans, and the Buyer, as owner of such loans as of the Closing Date, wishes CSD to act as Servicer for such loans. In connection therewith, the Seller and CSD will enter into a servicing agreement substantially in the form attached as Exhibit 3.3 or such other form as mutually agreed upon by Buyer and CSD (the “Master Servicing Agreement”) which shall be effective as of the Closing Date.

Section 3.4 Appointment of Sub-Administrator

(a) The Seller will enter into a sub-administration agreement with respect to the 2009-A Trust with CSD substantially in the form attached as Exhibit 3.4 or such other form as mutually agreed upon by the Seller and CSD (the “Sub-Administration Agreement”) which shall be effective as of the Closing Date.

(b) Pursuant to Section 2.18 of the Securitization Administration Agreement, prior to the Closing Date, the Seller and the Buyer shall use reasonable best efforts to timely notify the applicable Rating Agencies as and if required, and if required, to obtain confirmation from the applicable Rating Agencies on the rating of the Securitization Notes issued by the 2009-A Trust after giving effect to the Sub-Administration Agreement. The

Seller and CSD shall use reasonable best efforts to obtain the written agreement of the Owner Trustee to the appointment of CSD as successor administrator if the Administrator is terminated pursuant to an administrator event of default (provided, that a sub-administrator default has not occurred under the terms of the Sub-Administration Agreement).

ARTICLE IV

PURCHASE OF DEPOSITOR

Section 4.1 Purchase and Sale

(a) On the terms and subject to the satisfaction of the conditions set forth in this Agreement, including the conditions precedent set forth in Article VII and in reliance on the representations, warranties, covenants and agreements set forth in this Agreement, the Seller hereby agrees to sell and assign all the Depositor Shares, without recourse to the Seller and without representations or warranties (except as specifically set forth herein), to the Buyer, and the Buyer hereby agrees to purchase all the Depositor Shares from the Seller and, from and after the Closing Date, to assume, pay, perform and otherwise accept or discharge all Depositor Liabilities as sole stockholder of the Depositor.

(b) Delivery or transfer of the books and records of the Depositor and the sold Depositor Shares shall be made on the Closing Date at the time and in the manner agreed upon by the Seller and the Buyer, but in any event prior to the consummation of the Merger Transaction.

Section 4.2 No Dividends, Repayments or Returns of Capital Contributions

(a) The Depositor agrees that from and including the Commitment Date to and including the Closing Date without the prior written consent of the Buyer (i) it will not declare any dividends, repay any subordinated loans or return any capital contributions of its sole stockholder or (ii) otherwise sell or distribute any asset or incur any new obligation.

Section 4.3 Intent and Characterization.

The Seller and the Buyer intend that the sale of the Depositor Shares pursuant to this Agreement and the Bill of Sale, Assignment and Assumption Agreement related to the such sale constitute a valid sale of such Depositor Shares from the Seller to the Buyer, conveying good title to such Depositor Shares free and clear of any Lien), and that the beneficial interest in and title to such Depositor Shares shall not be part of the Seller’s estate in the event of the bankruptcy of the Seller or the appointment of a receiver with respect to the Seller. The Seller and the Buyer intend and agree to treat the transfer and assignment of such Depositor Shares as an absolute transfer for Tax, financial and accounting purposes, and as an absolute and complete conveyance of title for property Law purposes.

Section 4.4 SEC Filings; Depositor Agreement

On the Closing Date, the Buyer, the Depositor, the Administrator, the Servicer and each subservicer to the Depositor’s public and private securitization trusts shall enter into a depositor agreement substantially in the form of Exhibit 4.4 (the “Depositor Agreement”) pursuant to which such parties will agree to reasonably cooperate with each other to complete all filings prior to the date on which filings are required.

Section 4.5 Buyer’s Acknowledgments

The Buyer understands, agrees and acknowledges the following with respect to the Depositor Shares:

(i) it has sufficient knowledge, experience and professional advice to make its own evaluation of the merits and risks of investment in the Depositor Shares and has been given the opportunity to conduct its own investigation regarding the Depositor and to ask such questions and receive such information concerning the Depositor as it has deemed necessary or advisable to make its investment decision;

(ii) the acquisition of the Depositor Shares by the Buyer will be for its own account; and

(iii) it is not acquiring the Depositor Shares with a view to distribution thereof or with any present intention of offering or selling the Depositor Shares or any interest therein.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.1 Representations and Warranties of each Party

Each party to this Agreement represents and warrants to each of the other parties to this Agreement for their benefit and for the benefit of each of their respective successors and assigns as of the Commitment Date and as of the Closing Date that:

(a) Organization; Power

Such party is duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its organization or formation, has all requisite corporate or similar power and authority to carry on its business as now conducted and to perform its obligations under the Transaction Documents to which it is a party and, except where the failure individually or in the aggregate would not have a material adverse effect on its ability to timely perform its material obligations under such Transaction Documents, is duly qualified, has obtained all licenses and approvals to do business and is in good standing in each jurisdiction where such qualification or licensing is required.

(b) Authorization; Enforceability; Due Execution and Delivery

Such party has all necessary corporate or similar power and authority to execute and deliver the Transaction Documents to which it is a party, to perform its obligations thereunder and to consummate the Transactions contemplated thereby. The execution and delivery by such party of the Transaction Documents to which it is a party and the consummation by such party of the Transactions contemplated thereby have been duly and validly authorized by all necessary corporate or similar action of such party, and no other proceedings on the part of such party are necessary to authorize the execution and delivery of the Transaction Documents or to consummate the Transactions contemplated thereby. The Transaction Documents to which such party is a party have been (or at the time of the Closing, will be) duly and validly executed and delivered by such party and, assuming the due authorization, execution and delivery of each other party, the Transaction Documents to which such party is a party constitute a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles, regardless of whether considered in a proceeding in equity or at law).

(c) Government and Third Party Approvals; No Conflicts

Except as would not reasonably be expected to have a material adverse effect on such party’s ability to timely perform its material obligations under the Transaction Documents to which such party is a party and except as set forth in Section 5.1(c) of the Seller Disclosure Schedule or Section 5.1(c) of the Buyer Disclosure Schedule, as applicable, the execution and delivery of the Transaction Documents to which such party is a party by such party and the consummation of the Transactions contemplated thereby do not and will not (i) require any consent, approval, registration or filing with any Governmental Authority or any other third party by such party except for (A) those that have been obtained and are in full force and effect and (B) the applicable requirements of the Exchange Act, (ii) violate any Law, the certificate of incorporation or by-laws or other organizational documents of such party or its Subsidiaries or any Order applicable to such party, (iii) violate, conflict with or result in a default under any indenture, agreement or other instrument binding upon such party or its Subsidiaries or assets or give rise to a right thereunder to require any payment by such party or its Subsidiaries or (iv) result in any Lien (other than Permitted Liens) on any assets of such party or its Subsidiaries.

(d) Litigation

As of the date hereof, there is no investigation, claim, action or proceeding by or before any arbitrator or Governmental Authority pending or, to the knowledge of such party, threatened, against such party or its Subsidiaries, and there is no Order, before any arbitrator or Governmental Authority, in each case, as to which there is a reasonable possibility of an adverse determination that would reasonably be expected to have a material adverse effect on such party’s ability to timely perform its material obligations under any Transaction Documents to which it is a party.

(e) Compliance with Law

Such party and each of its Subsidiaries is in compliance with all applicable Laws, except where the failure to be in compliance would not reasonably be expected to have a material adverse effect on such party’s ability to timely perform its material obligations under any Transaction Documents to which it is a party.

Section 5.2 Additional Representations and Warranties of the Seller

The Seller represents and warrants to each of the other parties to this Agreement for their benefit and for the benefit of each of their respective successors and assigns as of the Commitment Date and as of the Closing Date that:

(a) Opinion of Financial Advisor

The Special Committee has received the written opinion of each of Gleacher & Company, Inc. and Moelis & Company LLC on or prior to the date of this Agreement, to the effect that, as of the date of such opinion, the Purchase Price to be received by Seller pursuant to this Agreement is fair from a financial point of view to the Seller.

(b) No Other Representations and Warranties

Except for the representations and warranties contained in Section 5.1 and Section 5.2, neither the Seller nor any other Person on behalf of the Seller or any of its Subsidiaries or Affiliates makes any express or implied representation or warranty with respect to the Seller or any of its Subsidiaries or Affiliates or with respect to the Acquired Assets or any other information provided to the Buyer in connection with the Transactions.

Section 5.3 Additional Representations and Warranties of Buyer

The Buyer represents and warrants to each of the other parties to this Agreement for their benefit and for the benefit of each of their respective successors and assigns as of the Commitment Date and as of the Closing Date that:

(a) Accession Agreement. The Buyer hereby affirms each of the representations and warranties to be made by it in the Accession Agreement.

(b) Agreements with Other Parties. As of the date hereof, there are no agreements, arrangements or understandings (other than as provided in the Transaction Documents and the Related Transaction Documents)

between the Buyer or its Affiliates and either (i) Discover Bank or its Affiliates or (ii) SLM Corporation or its Affiliates, in each case, with respect to any of the Transactions or the Related Transactions that would have the effect of providing additional consideration in excess of the Merger Consideration (as defined in the Merger Transaction Agreement) provided to CBNA pursuant to the Merger Transaction Agreement.

(c) Additional Funds. The Buyer’s obligations hereunder are not subject to any conditions regarding the Buyer’s, or any other person’s, ability to obtain financing for the consummation of the Transactions. The Buyer has, and as of the Closing will have, cash on hand sufficient to (i) enable the Buyer to perform its obligations hereunder, (ii) consummate the Transactions and (iii) pay all costs and expenses incurred by the Buyer in connection with this Agreement and the other Transaction Documents and the Transactions, including (x) the Purchase Price and (y) any other payments or obligations of the Buyer pursuant to the Transaction Documents.

(d) Eligible Lender. The Buyer hereby affirms that it is an “eligible lender” under the Higher Education Act of 1965, 20 U.S.C. Section 1001 et seq., as amended or supplemented from time to time, and all regulations and guidelines promulgated thereunder.

ARTICLE VI

CLOSING

Section 6.1 Closing

(a) Subject to the satisfaction or, if permissible, waiver of the conditions set forth in Article VI, the closing of the Transactions (the “Closing”) will take place at 10:00 a.m., New York time, on the third Business Day following the date on which the last of the conditions required to be satisfied or waived pursuant to Article VI hereof satisfied or waived (other than conditions that, by their nature, are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions) at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, unless another time, date or place is agreed to in writing by the parties hereto (such date on which the Closing occurs being the “Closing Date”). Subject to the terms and conditions of this Agreement, the parties will cooperate to cause the Closing to occur (i) immediately prior to or concurrently with the closing of the FFELP Transaction and (ii) prior to the closing of the Merger Transaction.

(b) Each condition precedent to the Closing will be deemed to have been satisfied or waived upon the execution and delivery by the Seller of the Seller Satisfaction Certificate and the execution and delivery by the Buyer of the Buyer Satisfaction Certificate.

ARTICLE VII

CONDITIONS PRECEDENT

Section 7.1 Conditions to the Obligations of the Parties

The obligation of each party to this Agreement to consummate the Transactions is subject to the satisfaction or waiver (by mutual agreement of the parties, to the extent permitted by applicable Law) of the following conditions:

(a) no Governmental Authority shall have commenced, enacted, issued, promulgated, enforced or entered any suit, proceeding, Order or Law which is then in effect and has the effect of making the Transactions illegal or otherwise prohibiting the consummation of the Transactions;

(b) the parties to the FFELP Transaction Agreement shall be in a position to close the FFELP Transaction immediately following or concurrently with the closing of the Transactions and shall have notified the parties hereto in writing of their intent to do so; and

(c) the parties to the Merger Transaction Agreement shall be in a position to close the Merger Transaction immediately following the closing of the Transactions and the FFELP Transaction.

Section 7.2 Conditions to the Obligations of the Buyer

The obligation of the Buyer to consummate the Transactions is subject to the satisfaction or waiver by the Buyer of the following further conditions:

(a) the representations and warranties of the Seller contained in the Transaction Documents to which it is a party shall be true and correct (without giving effect to any limitation as to materiality or material adverse effect set forth therein) at and as of the Closing Date with the same force and effect as if made at and as of the Closing Date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which need only be true and correct as of such date or with respect to such period), except where the failure of such representations and warranties to be true and correct would not reasonably be expected to have, individually or in the aggregate, a Seller Material Adverse Effect;

(b) the Seller shall have performed and complied in all material respects with all material agreements and covenants required by the Transaction Documents to be performed or complied with by the Seller at or prior to the Closing;

(c) the Seller shall have delivered to the Buyer a certificate, dated the Closing Date and signed by an executive officer of the Seller, certifying to the effect that the conditions set forth in Section 7.2(a) and Section 7.2(b) have been satisfied;

(d) the Seller shall have delivered to the Buyer the Seller Satisfaction Certificate, dated the Closing Date and signed by an executive officer of the Seller;

(e) all documents, certificates and opinions specified in Section 7.4 to be delivered by the other parties to the Transaction Documents on the Closing Date shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof; and

(f) the Seller shall have delivered prior written notification to the Rating Agencies of (i) the appointment of the Sub-Administrator and the Sub-Administration Agreement, (ii) the amendment and restatement of the existing Securitization Subservicing Agreement for the 2009-A Trust in the form of the Amended and Restated Securitization Subservicing Agreement and (iii) the Assumption of Obligations of the Seller under Securitization Master Terms Purchase Agreement, which shall be provided to the applicable Rating Agencies on a timely basis as and if required, and if required, the Notice Condition (as such term is defined in the Securitization Indenture pursuant to which the 2009-A Trust has issued Securitization Notes) shall be satisfied.

Section 7.3 Conditions to the Obligations of the Seller

The obligation of the Seller to consummate the Transactions is subject to the satisfaction or waiver by the Seller of the following further conditions:

(a) the representations and warranties of the Buyer contained in the Transaction Documents to which it is a party shall be true and correct (without giving effect to any limitation as to materiality or material adverse effect set forth therein) at and as of the Closing Date with the same force and effect as if made at and as of the Closing Date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which need only be true and correct as of such date or with respect to such period), except where the failure of such representations and warranties to be true and correct would not reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect;

(b) the Buyer shall have performed and complied in all material respects with all material agreements and covenants required by the Transaction Documents to be performed or complied with by the Buyer at or prior to the Closing;

(c) the Buyer shall have delivered to the Seller a certificate, dated the Closing Date and signed by an executive officer of the Buyer, certifying to the effect that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied;

(d) the Buyer shall have delivered to the Seller the Buyer Satisfaction Certificate, dated the Closing Date and signed by an executive officer of the Buyer; and

(e) all documents, certificates and opinions specified in Section 7.4 to be delivered by the other parties to this Agreement or the other Transaction Documents on the Closing Date shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof.

Section 7.4 Closing Documents

On the Closing Date, each of the parties hereto shall deliver or cause to be delivered duly executed copies of the following documents to which they are a party or for which they are otherwise responsible as set forth below:

(a) the Bill of Sale, Assignment and Assumption Agreement (together with the Schedule of Unsecuritized Private Loans and the Schedule of Unsecuritized FFELP Loans to be delivered electronically in the form of a Student Loan Tape to the Buyer by the Seller);

(b) the Depositor Agreement;

(c) the Accession Agreement;

(d) the Partial Release of Security Interest;

(e) the Assumption of Obligations of the Seller under the Securitization Master Terms Purchase Agreements;

(f) the Amended and Restated Securitization Subservicing Agreement;

(g) the Sub-Administration Agreement;

(h) the Master Servicing Agreement;

(i) a certificate of good standing of the Seller dated as of a date within five (5) Business Days prior to the Closing Date to be delivered by the Seller;

(j) a Secretary Certificate of each of the Buyer and the Seller attaching their respective organizational documents, board resolutions and incumbency certificate;

(k) the delivery of the loan documentation evidencing the Unsecuritized Loans to CSD as custodian acting on behalf of the Buyer;

(l) written evidence of the satisfaction of the conditions set forth in Section 7.2(f);

(m) all Opinions of Counsel required to be delivered pursuant to this Agreement and the other Transaction Documents; and

(n) all UCC-3 financing statements required to release the security interest of the Omnibus Lender under the Omnibus Credit Agreement in respect of the Unsecuritized FFELP Loans, Unsecuritized Private Loans and the Trust Certificates to be delivered by the Seller on behalf of the Omnibus Lender for filing within three (3) Business Days following the Closing Date.

ARTICLE VIII

COVENANTS

Section 8.1 No Public Announcements

The initial press releases with respect to the Transactions and the Related Transactions shall be press releases mutually agreed upon by the Buyer, the Seller, Discover Bank and SLM Corporation. The Seller and the Buyer shall consult with each other and with Discover Bank and SLM Corporation before issuing any other press release or otherwise making any public statements with respect to the Transaction Documents, the Related Transaction Documents, the Transactions or the Related Transactions and shall not issue any such press release or make any such public statement without the prior consent of the other (which consent shall not be unreasonably withheld, delayed or conditioned), except as may be required by Law or any listing agreement with the New York Stock Exchange to which the Seller or the Buyer is a party.

Section 8.2 Appropriate Action; Consents; Filings

(a) Subject to the terms and conditions hereof, the parties hereto will use their respective reasonable best efforts to consummate and make effective the Transactions and the Related Transactions and to cause the conditions to the Transactions set forth in Article VII to be satisfied, including:

(i) the obtaining of all necessary actions or nonactions, consents, terminations or expirations of waiting periods and approvals from Governmental Authorities or other Persons necessary in connection with the consummation of the Transactions and the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all steps as may be necessary to obtain an approval from, or to avoid an action or proceeding by, any Governmental Authority or other Persons necessary in connection with the consummation of the Transactions (provided that, notwithstanding anything in this Agreement, in no event shall any party be required to make any payment to any such other Persons to obtain such approval);

(ii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the performance or consummation of the Transactions in accordance with the terms of this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed; and

(iii) the execution and delivery of any additional instruments necessary to consummate the Transactions by such party in accordance with the terms of this Agreement and to fully carry out the purposes of this Agreement.

The Seller and the Buyer shall cooperate (A) in promptly determining whether any filings are required to be or should be made or whether any consents, approvals, permits or authorizations are required to be or should be obtained under any other federal, state or non-U.S. Law or regulation or whether any consents, approvals or waivers are required to be or should be obtained from other parties to loan agreements or other contracts or instruments material to the Seller’s business in connection with the consummation of the Transactions and (B) in promptly making any such filings, furnishing information required in connection therewith and seeking to obtain timely any such consents, permits, authorizations, approvals or waivers.

(b) If any administrative or judicial action or proceeding, including any proceeding by a private person, is instituted (or threatened to be instituted) challenging any of the Transactions as violative of any antitrust or other Law in any jurisdiction, the Buyer shall use its reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any judgment or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts the consummation of the Transactions, including defending through litigation on the merits any claim asserted in any such action or proceeding by any Person (and the Seller shall cooperate with the Buyer with respect to such matters).

(c) Each of the Buyer and the Seller shall give (or shall cause its respective Subsidiaries to give) any notices to third parties, and the Buyer and the Seller shall use, and cause each of its Subsidiaries to use, its reasonable best efforts to obtain any third party consents not covered by paragraphs (a) and (b) above, necessary, proper or advisable to consummate the Transactions. Each party shall without limitation: (i) promptly notify the other of, and if in writing, furnish the other with copies of (or, in the case of oral communications, advise the other of) any communications from or with any Governmental Authority with respect to the Transactions, (ii) use its reasonable best efforts to permit the other to review and discuss in advance, and consider in good faith the views of the other in connection with, any proposed written or any oral communication with any such Governmental Authority with respect to the Transactions, (iii) use its reasonable best efforts not to participate in any meeting or have any communication with any such Governmental Authority with respect to the Transactions, unless it has given the other an opportunity to consult with it in advance and, to the extent permitted by such Governmental Authority, gives the other the opportunity to attend and participate therein, and (iv) furnish the other with such necessary information and reasonable assistance as the other may reasonably request in connection with its preparation of necessary filings or submissions of information to any such Governmental Authority with respect to the Transactions.

Section 8.3 Access to Information; Confidentiality.

(a) From the date hereof to the Closing Date, or the date, if any, on which this Agreement is terminated pursuant to Section 9.1, to the extent permitted by applicable Law, the Seller shall (i) provide to the Buyer (and its officers, directors, managers, employees, accountants, consultants, legal counsel, financial advisors, agents and other advisors and representatives, collectively, “Representatives”) reasonable access during normal business hours and, following reasonable notice from the Buyer, to the Seller’s and its Subsidiaries’ properties, books, contracts and records and other information as the Buyer may reasonably request regarding the Acquired Assets or as may otherwise be reasonably required in connection with the Transactions, and (ii) furnish promptly to the Buyer such information concerning the same as the Buyer or its Representatives may reasonably request; provided, however, that the Seller shall not be required to provide access to any information or documents which would, in the reasonable judgment of the Seller, (x) breach any agreement with any third party, (y) constitute a waiver of the attorney-client or other privilege held by the Seller or (z) otherwise violate any applicable Laws.

(b) The Buyer shall use the information provided pursuant to Section 8.3(a) solely for the purposes of effecting the Transactions.

(c) Following the Closing, the Seller and the Buyer shall use reasonable best efforts to make available to each other, upon written request, their respective Representatives for fact finding, consultation and interviews and as witnesses or other participants to the extent that any such Person may reasonably be requested in connection with any action, suit, proceeding, claim, arbitration, investigation or litigation, whether civil or criminal, at law or in equity in which the requesting party may from time to time be involved relating to the business of the Seller as such business was conducted prior to the Closing (and the Seller and the Buyer will cause such Representatives to cooperate with the requesting party to produce, subject to and in accordance with this Section 8.3(c), such books and records as are reasonably required in connection with such matters). Except as otherwise agreed, the Seller and the Buyer hereby agree to reimburse each other for reasonable out-of-pocket expenses incurred by the other in connection with providing individuals, witnesses and/or books and records pursuant to this Section 8.3(c).

Section 8.4 Conduct of Business.

(a) The Seller covenants and agrees that, between the date of this Agreement and the Closing Date or the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except (i) as may be required by Law or any Governmental Authority, (ii) as may be agreed in writing by the Buyer (which consent shall not be unreasonably withheld, delayed or conditioned), (iii) as may be expressly required under, the Transaction Documents or the Related Transaction Documents, (iv) as set forth in Section 8.4(a) of the Seller Disclosure

Schedule, or (v) as would not reasonably be expected to have a material effect on the Acquired Assets or the ability of the Seller and its Affiliates to perform their obligations under the Transaction Documents, it shall (A) comply with the terms set forth in Section 6.1(a) of the Merger Transaction Agreement (except the references therein to “Post-Sale Company” shall be replaced by “the Company” as defined therein) (without giving effect to any consents or waivers thereof) and (B) maintain its current cash management policies in the ordinary course of business consistent with past practice.

(b) With respect to the Depositor, the Seller shall cause the Depositor to:

(i) comply in all respects with its permitted purposes and activities clause and in all material respects with all other provisions of its certificate of incorporation or by-laws and not amend its certificate of incorporation or by-laws;

(ii) not act as a depositor with respect to any new securitization vehicle, or except as provided herein, enter into any new agreements or amend any of its existing agreements;

(iii) comply in all material respect with all agreements to which it is currently a party;

(iv) timely file all required reports under the Exchange Act; and

(v) remain a wholly owned subsidiary of the Seller.

(c) The Buyer covenants and agrees that, between the date of this Agreement and the Closing Date or the date, if any, on which this Agreement is terminated pursuant to Article IX, the Buyer shall not, and shall cause its Subsidiaries not to, take any action or fail to take any action that is intended to, or would reasonably be expected to, individually or in the aggregate, prevent or materially delay or materially impair the ability of the Buyer or any of its Subsidiaries to consummate any of the Transactions.

Section 8.5 Tax Matters

(a) All applicable sales, use, transfer, stamp, stock transfer or similar Taxes that are or become due and payable as a result of the Transactions, whether such Taxes are imposed by Law on the Seller, the Buyer, or any of their Affiliates (such Taxes, “Transfer Taxes”), shall be borne by the Buyer. Any Tax Returns with respect to Transfer Taxes shall be prepared by the party hereto that customarily has primary responsibility for filing such Tax Returns pursuant to applicable Law.

(b) Each party hereto shall, and shall cause its Affiliates to, (i) provide cooperation and assistance to the other party hereto, as reasonably requested, in preparing and filing Tax Returns relating to the Acquired Assets and responding to Tax Contests relating to the Acquired Assets; (ii) until the later of (x) the tenth (10th) anniversary of the Closing Date and (y) the expiration of the applicable statute of limitations, retain such information, records, and documents as may be necessary for purposes of preparing and filing such Tax Returns or responding to such Tax Contests; (iii) make available to the other party hereto, as reasonably requested, such information, records, and documents as may be necessary for purposes of preparing and filing such Tax Returns or responding to such Tax Contests; and (iv) use reasonable efforts, as reasonably requested, to obtain any certificate or other document from any Governmental Authority or any other Person or take any other action, in each case, as may be necessary to mitigate, reduce, or eliminate any Taxes relating to the Acquired Assets that could be imposed on the other party hereto (including, but not limited to, Taxes resulting from the Transactions).

(c) Notwithstanding anything in this Agreement to the contrary, the parties hereto shall, and shall cause their respective Affiliates to, treat the transfer of the Acquired Assets under this Agreement as the satisfaction by the Seller, pursuant to its deemed liquidating distribution resulting from the election under Section 338(h)(10) of the Code by CBNA and Discover Bank with respect to the Merger Transaction, of amounts outstanding under the Omnibus Loan equal to the aggregate net fair market value of the Acquired Assets as of the Closing Date, and with any excess amounts outstanding under the Omnibus Loan being treated as contributed to Seller’s capital for Tax purposes.

Section 8.6 Related Transaction Documents. Without the prior written consent of the Buyer, the Seller shall not (a) amend, modify or waive any provision of the Related Transaction Documents in a manner that materially and adversely affects the Buyer’s rights and obligations or (b) terminate any Related Transaction Document by the mutual written agreement of the Seller and the applicable counterparty. Subject to the foregoing, the Seller shall deliver promptly to the Buyer copies of all amendments, modifications and waivers to any Related Transaction Document.

Section 8.7 Agreements with Other Parties. Without the prior written consent of the Seller (upon the recommendation of the Special Committee), between the date of this Agreement and the Closing Date, the Buyer shall not, and shall not permit any of its Affiliates to, enter into any agreements, arrangements or understandings (other than as provided in the Transaction Documents and the Related Transaction Documents) between the Buyer or its Affiliates and either (a) Discover Bank or its Affiliates or (b) SLM Corporation or its Affiliates, in each case, with respect to any of the Transactions or the Related Transactions that would have the effect of providing additional consideration in excess of the Merger Consideration (as defined in the Merger Transaction Agreement) provided to CBNA pursuant to the Merger Transaction Agreement.

Section 8.8 Directors’ and Officers’ Indemnification and Insurance.

(a) The Buyer or its Affiliates shall maintain in full force and effect to the extent commercially available, for a period of six (6) years after the Closing Date, policies of directors’ and officers’ insurance (the “D&O Insurance Policies”) covering the Seller’s current or former directors, officers or employees, as the case may be (the “Indemnitees”), that provide coverage for wrongful acts occurring at or prior to the Closing; provided that the coverage terms and conditions for such Indemnitees under D&O Insurance Policies shall not be materially less favorable, taken as a whole, than the coverage terms and conditions provided to the current directors and officers of the Buyer or its Affiliates as of the date hereof and shall be from insurance carriers used by the Buyer or its Affiliates for its directors’ and officers’ insurance coverage.

(b) For a period of six (6) years after the Closing Date, the Buyer shall indemnify the Seller for the payments and obligations of the Seller with respect to the Indemnitees to the extent currently provided for in the Seller’s certificate of incorporation and by-laws and all other agreements relating to indemnification existing as of the date hereof between certain officers and directors of the Seller, on the one hand, and the Seller, on the other hand.

(c) The Seller covenants and agrees to perform in accordance with their respective terms the agreements listed on Section 8.8(c) of the Seller Disclosure Schedule and to pay promptly in accordance with the terms of such agreements the amounts set forth in Section 8.8(c) of the Seller Disclosure Schedule to the persons listed therein. The Buyer acknowledges and confirms its obligations (i) to indemnify and hold harmless the Seller for such payments and (ii) in the event the Seller fails to make such payments, to pay, on the Seller’s behalf, such amounts.

(d) The Indemnitees to whom this Section 8.8 applies shall be third party beneficiaries of this Section 8.8. The provisions of this Section 8.8 are intended to be for the benefit of each Indemnitee, his or her heirs or representatives.

ARTICLE IX

TERMINATION, AMENDMENT AND WAIVER

Section 9.1 Termination

Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Transactions may be abandoned, at any time prior to the Closing Date, as follows:

(a) by mutual written consent of each of the Buyer and the Seller (upon the recommendation of the Special Committee);

(b) by written notice of either the Buyer or the Seller (upon the recommendation of the Special Committee), if (i) the Transactions have not been consummated on or before March 31, 2011 (the “Termination Date”); and (ii) the party seeking to terminate this Agreement pursuant to this Section 9.1(b) shall not have breached in any material respect its obligations under this Agreement in any manner that shall have proximately caused the failure to consummate the Transactions on or before such date; provided that, if as of the Termination Date, (A) all of the conditions to this Agreement (other than those that are to be satisfied by action taken at the Closing) shall have been satisfied or waived other than the conditions set forth in (x) Section 7.1(a), or (y) Section 7.1(b) or Section 7.1(c) (to the extent resulting from the failure to obtain regulatory approvals) or (B) the “Termination Date” (as defined in the FFELP Transaction Agreement or the Merger Transaction Agreement) has been extended, then the Termination Date shall be automatically extended to April 30, 2011 or such date as the Termination Date (as defined in the FFELP Transaction Agreement or the Merger Transaction Agreement) has been extended;

(c) by written notice of either the Buyer or the Seller (upon the recommendation of the Special Committee), if any Governmental Authority of competent jurisdiction shall have issued an Order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions, and such Order or other action shall have become final and nonappealable; provided that the party seeking to terminate this Agreement pursuant to this Section 9.1(c) shall have complied with its obligations under Section 8.2 hereof;

(d) by written notice from the Seller (upon the recommendation of the Special Committee) to the Buyer, if the Buyer shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (i) would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b) and (ii) cannot be cured by the Termination Date; provided that the Seller shall have given the Buyer written notice, delivered at least forty-five (45) days prior to such termination, stating the Seller’s intention to terminate this Agreement pursuant to this Section 9.1(d) and the basis for such termination;

(e) by written notice from the Buyer to the Seller, if the Seller shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (i) would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b) and (ii) cannot be cured by the Termination Date; provided that the Buyer shall have given the Seller written notice, delivered at least forty-five (45) days prior to such termination, stating the Buyer’s intention to terminate this Agreement pursuant to this Section 9.1(e) and the basis for such termination; or

(f) by written notice of either the Buyer or the Seller (upon the recommendation of the Special Committee), if either the FFELP Transaction Agreement or the Merger Transaction Agreement has been terminated.

Section 9.2 Effect of Termination. If this Agreement is terminated pursuant to Section 9.1, this Agreement shall become void and of no effect without liability of any party (or any stockholder, director, officer, employee, agent, legal counsel, accountant, consultant, representative or Affiliate of such party) to the other party hereto; provided, however, no party to this Agreement shall be relieved or released from any liabilities or damages arising out of its knowing and intentional breach of its obligations under this Agreement. For purposes of this Agreement, “knowing and intentional breach” means an act or failure to act which constitutes a material breach of this Agreement with respect to which the breaching party has knowledge (actual or constructive) that such act or failure to act would or would reasonably be expected to breach its obligations under this Agreement. The provisions of this Article IX and Article X shall survive any termination hereof pursuant to Section 9.1.

Section 9.3 Amendment

This Agreement may be amended by mutual agreement of the parties hereto at any time prior to the Closing Date (in the case of the Seller, by the Board of Directors (upon the recommendation of the Special Committee)). This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

Section 9.4 Waiver

(a) At any time prior to the Closing Date, subject to applicable Law, any party (in the case of the Seller, by the Board of Directors (upon the recommendation of the Special Committee)) hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any agreement or condition contained herein. Any such extension or waiver shall only be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. Notwithstanding the foregoing, no failure or delay by the Seller or the Buyer in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

ARTICLE X

MISCELLANEOUS

Section 10.1 Non-Survival of Representations, Warranties and Agreements

The representations, warranties and agreements in this Agreement and any certificate delivered pursuant hereto and by any Person shall terminate at the Closing or upon the termination of this Agreement pursuant to Section 9.1, as the case may be, except that this Section 10.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Closing or after termination of this Agreement, including those contained in Section 8.8.

Section 10.2 Assignments

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby. The obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assigns, which shall include successors by operation of Law, such as by merger. No party may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Seller and the Buyer.

Section 10.3 Costs and Expenses

Each party shall each bear its own costs and expenses (including all legal, accounting, audit, due diligence and other out-of-pocket expenses) incurred in connection with the consummation of the Transactions and the other Transaction Documents to which they are a party.

Section 10.4 Use of Proceeds

The Seller shall treat the proceeds of the Purchase Price as proceeds of Collateral (as such term is defined in the Omnibus Credit Agreement) and will apply such proceeds in accordance with Section 5.2(b) of the Omnibus Credit Agreement.

Section 10.5 Relationship of Parties

Nothing contained in the Transaction Documents shall establish any fiduciary, partnership, joint venture or similar relationship between or among the parties hereto except to the extent otherwise expressly stated herein or therein.

Section 10.6 Non-Petition Covenants

Each party to this Agreement, by entering into this Agreement, hereby covenants and agrees that it shall not at any time institute against the Depositor or the Securitization Trusts, or join in any institution against the Depositor, the Securitization Trusts or any Other Securitization Trust, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar Law in connection with any obligations relating to this Agreement or any other Transaction Document.

Section 10.7 Notices, Etc.

(a) Addresses for Notices. All notices, demands, requests, consents and other communications provided for, or required to be given, in this Agreement shall be given in writing, or by any telecommunication device capable of creating a written record (including electronic mail) and addressed to the party to be notified at their respective addresses set forth in Appendix B. The parties hereto may change their respective addresses for notices from time to time by written notice to the other party hereto subject to written acknowledgment of receipt by the other party hereto.

(b) Effectiveness of Notices. All notices, demands, requests, consents and other communications described in Section 10.7(a) above shall be effective (i) if delivered by hand, including any overnight courier service, upon personal delivery, (ii) if delivered by mail, when received in the mails and (iii) if delivered by electronic mail or any other telecommunications device, when transmitted to an electronic mail address (or by another means of electronic delivery) as provided in Section 10.7(a) above.

Section 10.8 Governing Law

This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) shall be governed by, and construed in accordance with the Laws of the State of Delaware, without giving effect to any otherwise applicable choice or conflict of laws provision or rule.

Section 10.9 Entire Agreement; No Third Party Beneficiaries

This Agreement (including the exhibits, appendices and schedules hereto) and the other Transaction Documents constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof and thereof. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, other than after the Closing, the rights to indemnification, contribution and reimbursement pursuant to Section 8.8 hereof (of which the persons entitled thereto are the intended beneficiaries).

Section 10.10 Submission to Jurisdiction; Service of Process

(a) Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of the Delaware Chancery Court, or if such court shall not have jurisdiction, any federal or other state court of the State of

Delaware, for the purpose of any action or proceeding arising out of or relating to this Agreement and each of the parties hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined exclusively in any such court. Each of the parties hereto agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(a) Each party to this Agreement irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the Transactions, on behalf of itself or its property, by personal delivery of copies of such process to such party. Nothing in this Section 10.10 shall affect the right of any party to serve legal process in any other manner permitted by Law.

Section 10.11 Waiver of Jury Trial

EACH OF THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY RELEASES, WAIVES AND RELINQUISHES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR CAUSE OF ACTION IN WHICH ANY OF THEM ARE PARTIES, WHICH IN ANY WAY (DIRECTLY OR INDIRECTLY) ARISES OUT OF, RESULTS FROM OR RELATES TO ANY OF THE FOLLOWING, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER BASED ON CONTRACT OR TORT OR ANY OTHER LEGAL BASIS: (I) THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY; (II) ANY PAST, PRESENT OR FUTURE ACT, OMISSION, CONDUCT OR ACTIVITY WITH RESPECT TO THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY; (III) ANY TRANSACTION, EVENT OR OCCURRENCE CONTEMPLATED BY THIS AGREEMENT; (IV) THE PERFORMANCE OF ANY OBLIGATION OR THE EXERCISE OF ANY RIGHT UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY; AND (V) THE ENFORCEMENT OF THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY. EACH OF THE PARTIES HERETO HEREBY FURTHER AGREES THAT THIS AGREEMENT CONSTITUTES ITS WRITTEN CONSENT THAT TRIAL BY JURY SHALL BE WAIVED IN ANY SUCH CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR OTHER CAUSE OF ACTION AND AGREES THAT EACH OF THEM SHALL HAVE THE RIGHT AT ANY TIME TO FILE THIS AGREEMENT WITH THE CLERK OR JUDGE OF ANY COURT IN WHICH ANY SUCH CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR OTHER CAUSE OF ACTION MAY BE PENDING AS WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY.

Section 10.12 Further Assurances

The parties to this Agreement agree to cooperate and to execute and deliver such instruments and take such further actions as any other party to this Agreement may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement, the other Transaction Documents and the Related Transactions.

Section 10.13 Severability

The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 10.14 Article and Section Titles

The article and section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference an article or section. Any reference to the number of a clause, sub-clause or subsection hereof immediately followed by a reference in parenthesis to the title of the Section containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire Section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such Article or Section, the reference to the title shall govern absent manifest error.

Section 10.15 Execution in Counterparts

This Agreement may be executed in any number of counterparts and by different parties in separate counterparts (including by facsimile, electronic mail or other means of electronic communication), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 10.16 Specific Performance

The parties hereby expressly acknowledge and agree that immediate, extensive and irreparable damage would result, no adequate remedy at law would exist and damages would be difficult to determine in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached. Therefore, in addition to, and not in limitation of, any other remedy available to any party, an aggrieved party under this Agreement would be entitled to specific performance of the terms hereof and immediate injunctive relief, without the necessity of proving the inadequacy of money damages as a remedy. Such remedies, and any and all other remedies provided for in this Agreement, shall, however, be cumulative in nature and not exclusive and shall be in addition to any other remedies whatsoever which any party may otherwise have. Each of the parties hereby acknowledges and agrees that it may be difficult to prove damages with reasonable certainty, that it may be difficult to procure suitable substitute performance, and that injunctive relief and/or specific performance will not cause an undue hardship to the parties. Each of the parties hereby further acknowledges that the existence of any other remedy contemplated by this Agreement does not diminish the availability of specific performance of the obligations hereunder or any other injunctive relief. Each party hereby further agrees that in the event of any action by the other party for specific performance or injunctive relief, it will not assert that a remedy at law or other remedy would be adequate or that specific performance or injunctive relief in respect of such breach or violation should not be available on the grounds that money damages are adequate or any other grounds.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE STUDENT LOAN CORPORATION, as the Seller, the Servicer and the Administrator

By:	/s/ MICHAEL J. REARDON
Name: Michael J. Reardon
Title: Chief Executive Officer

CITIBANK, N.A., as the Buyer and the Omnibus Lender

By:	/S/ DOUGLAS PETERSON
Name: Douglas Peterson
Title: Chief Operating Officer

SLC STUDENT LOAN RECEIVABLES I, INC., as the Depositor

By:	/s/ MICHAEL J. REARDON
Name: Michael J. Reardon
Title: Chief Executive

CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION, as the Servicer and as the Subservicer

By:	/S/ KENDAL E. STORK
Name: Kendal E. Stork
Title: President

Appendix A

DEFINITIONS

“2009-A Trust” means the SLC Private Student Loan Trust 2009-A, a Delaware statutory trust.

“2010-1 Trust” means the SLC Student Loan Trust 2010-1, a Delaware statutory trust.

“Accession Agreement” has the meaning given to such term in Section 2.2 of the Agreement.

“Acquired Assets” means, collectively, (i) the Trust Certificates; (ii) Securitization Restricted Cash with respect to the Securitization Trusts; (iii) the portfolio of Unsecuritized Private Loans; (iv) the portfolio of Unsecuritized FFELP Loans; (v) all of the shares of the Depositor; (vi) any remaining loans (other than FFELP Loans or Private Loans); (vii) cash, cash equivalents, accounts receivables and any liquid securities of the Seller; (viii) all data, information, books and records required to service and administer the Unsecuritized Loans and the Securitization Trusts; (ix) the minute books and organizational documents of the Depositor; and (x) any and all right, title or interest of the Seller or any of its Subsidiaries in, to or under any Citi Marks.

“Administrator” means the Seller in its capacity as Administrator under the Securitization Administration Agreement and its permitted successors and assigns in such capacity.

“Affiliate” means, with respect to a Person, a person who, directly or indirectly, through one or more intermediaries controls, is controlled by, or is under common control with, such specified person; provided that for purposes of (i) the Buyer, “Affiliate” shall not include the Seller or its Subsidiaries and (ii) the Seller, “Affiliate” shall not include the Buyer or its Subsidiaries (other than the Seller or its Subsidiaries).

“Agreement” means this Asset Purchase Agreement, dated as of the Commitment Date, by and among (i) The Student Loan Corporation, as the Seller, the Servicer and the Administrator, (ii) CBNA, in its individual capacity and as the Buyer and the Omnibus Lender and CSD as servicer with respect to the Unsecuritized Loans and subservicer with respect to the 2009-A Trust.

“Amended and Restated Securitization Subservicing Agreement” has the meaning given to such term in Section 3.2 of the Agreement.

“Assumption of Obligations of the Seller under Securitization Master Terms Purchase Agreement” has the meaning given to such term in Section 3.1 of the Agreement.

“Bill of Sale, Assignment and Assumption Agreement” means that certain Bill of Sale, Assignment and Assumption Agreement between the Seller and the Buyer, substantially in the form attached as Exhibit 2.1 to the Agreement or such other form as is acceptable to such parties.

“Board of Directors” means the board of directors of the Seller.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in the State of New York are authorized or obligated to be closed.

“Buyer” means CBNA, in its capacity as the buyer under the Agreement.

“Buyer Disclosure Schedule” means the Buyer Disclosure Schedule attached as Schedule A to the Agreement.

Appendix A-1

“Buyer Material Adverse Effect” means any change, effect or circumstance which, individually or in the aggregate, would reasonably be expected to prevent or materially delay or materially impair the ability of the Buyer or any of its Subsidiaries (other than the Seller or its Subsidiaries) to consummate any of the Transactions, other than any change, effect or circumstance relating to, resulting from or arising out of any action taken as permitted or required by the Transaction Documents, the Transactions, the Related Transaction Documents or the Related Transactions or with the consent or at the direction of the Seller.

“Buyer Satisfaction Certificate” means a certificate executed and delivered by the Buyer, substantially in the form of Exhibit B to the Agreement, certifying that all conditions to the consummation of the Transactions have been waived or satisfied to the satisfaction of the Buyer.

“Capital Lease” means, with respect to any Person, any lease of, or other arrangement conveying the right to use, property by such Person as lessee that would be accounted for as a capital lease on a balance sheet of such Person prepared in accordance with GAAP.

“Capital Stock” means any and all shares of capital stock (whether denominated as common stock or preferred stock), beneficial, partnership or membership interests, participations, preferred interests, equity interests of or in a corporation, partnership, limited liability company or other legal entity, whether voting or non-voting.

“Citi Marks” shall mean (i) “Citi”, “Citigroup”, “Citi and Arc Design”, “City”, “citi”, “citigroup”, “citi and Arc Design”, “city”, the Arc Design, (ii) any name, mark or design consisting of, incorporating, combining, or similar to any of the foregoing terms or designs and/or (iii) any other Trademarks owned by CBNA or any of its Affiliates (other than the Seller and its Subsidiaries).

“Closing” has the meaning given to such term in Section 6.1 of the Agreement.

“Closing Date” has the meaning given to such term in Section 6.1 of the Agreement.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Commitment Date” means the effective date of the Agreement set forth herein.

“control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Department of Education” or “Department” means the United States Department of Education.

“Depositor” means, with respect to the Securitization Trusts, SLC Student Loan Receivables I, Inc., a Delaware corporation.

“Depositor Liabilities” means all obligations first required to be performed by the Depositor after the Closing under Appendix C.

“Depositor Shares” has the meaning given to such term in Section 4.1(a) of the Agreement.

“D&O Insurance Policies” has the meaning given to such term in Section 8.8(a) of the Agreement.

Appendix A-2

“DOE Participation and Purchase Program” means the United States Department of Education’s Participation and Purchase Program established pursuant to the Ensuring Continued Access to Student Loans Act of 2008.

“Eligible Lender Trustee” means CBNA, in its capacity as the trustee for purposes of holding legal title to the Unsecuritized FFELP Loans, and its permitted successors and assigns in such capacity.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FFELP” means the U.S. Federal Family Education Loan Program.

“FFELP Loan” means a U.S. federally-insured student loan that has been authorized to be made or held by the Seller as the beneficiary of a student loan trust as part of the FFELP and authorized by the Higher Education Act, or the Health Education Assistance Loan Program, as amended, including a Stafford, PLUS, Consolidation or HEAL student loan.

“FFELP Transaction” has the meaning given to such term in the Recitals of the Agreement.

“FFELP Transaction Agreement” has the meaning given to such term in the Recitals of the Agreement.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, that are applicable to the circumstances as of the date of determination.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee Agreement” means any agreement between any Guarantor and the Eligible Lender Trustee on behalf of the Securitization Trusts providing for the payment by the Guarantor of amounts authorized to be paid pursuant to the Higher Education Act to holders of qualifying Student Loans guaranteed in accordance with the Higher Education Act by such Guarantor.

“Guarantor” means any FFELP guaranty agency with which the Seller and the Eligible Lender Trustee has in place a Guarantee Agreement, and which guarantor is reinsured by the Department of Education for a percentage of claims paid for a given federal fiscal year.

“Higher Education Act” means the Higher Education Act of 1965, 20 U.S.C. Section 1001 et seq., as amended or supplemented from time to time, and all regulations and guidelines promulgated thereunder.

“Indemnitees” has the meaning given to such term in Section 8.8(a) of the Agreement.

“Investment Company Act” means the United States Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

“Law” means any and all domestic (federal, state or local) or foreign laws, statutes, rules, regulations, requirements or Orders promulgated by any Governmental Authority.

Appendix A-3

“Lien” means any mortgage, deed of trust, pledge, hypothecation, collateral assignment, charge, deposit arrangement, encumbrance, lien (statutory or other), security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever intended to assure payment of any indebtedness or the performance of any other obligation, including any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease and any financing lease having substantially the same economic effect as any of the foregoing.

“Master Servicing Agreement” has the meaning specified in Section 3.2.

“Merger Transaction” has the meaning given to such term in the Recitals of the Agreement.

“Merger Transaction Agreement” has the meaning given to such term in the Recitals of the Agreement.

“Negative Special Allowance Payments” means any Special Allowance Payments rebate on a Student Loan required to be made by the holder of any such loan pursuant to Section 438 of the Higher Education Act.

“Note” means a note evidencing a Student Loan.

“Noteholder” means the holder of a Securitization Note.

“Omnibus Credit Agreement” means the Amended & Restated Omnibus Credit Agreement, dated as of January 29, 2010, as amended by the Amendment No. 1 thereto, dated as of February 11, 2010, by and among (i) the Seller, as borrower, (ii) CBNA, as lender, (iii) CBNA, in its separate capacity as the trustee under the trust agreement identified therein, and (iv) the non-securitization Subsidiaries of the Seller that may become parties thereto from time to time, as the same may be further amended or otherwise modified from time to time in accordance with the terms thereof.

“Omnibus Lender” means CBNA, in its capacity as the lender under the Omnibus Credit Agreement, and its permitted successors and assigns in such capacity.

“Omnibus Loan” means a loan to the Seller that is subject to the terms and conditions of the Omnibus Credit Agreement.

“Opinion of Counsel” means a written opinion of counsel meeting the requirements specified in the related Transaction Document.

“Order” means any decree, order, writ, judgment, stipulation, award, injunction, temporary restraining order or other order in any suit or proceeding by any Governmental Authority.

“Other Business Liabilities” means all Liabilities (as defined in the Merger Transaction Agreement) of the Seller and its Subsidiaries relating to (a) pre-Closing periods, other than the (i) Retained Liabilities (as defined in the Merger Transaction Agreement) and (ii) Liabilities (as defined in the Merger Transaction Agreement) assumed by FFELP Buyer Parent or its Subsidiaries pursuant to the FFELP Transaction Agreement or (b) the Seller’s obligations under the DOE Participation and Purchase Program.

“Other Securitization Trust” means SLC Private Student Loan Trust 2006-A, a Delaware statutory trust, SLC Private Student Loan Trust 2010-A, a Delaware statutory trust and SLC Private Student Loan Trust 2010-B, a Delaware statutory trust.

“Owner Trustee” means Wilmington Trust Company, not in its individual capacity but solely as owner trustee under the Securitization Trust Agreement, and its permitted successors and assigns in such capacity.

Appendix A-4

“Partial Release of Security Interest” means the agreement substantially in the form set forth in Exhibit 2.5 of the Agreement.

“Permitted Lien” means any (i) Lien for Taxes not yet due and payable, being contested in good faith or for which adequate accruals or reserves have been established, (ii) Liens securing indebtedness incurred in the ordinary course, (iii) Liens securing liabilities that are reflected in the Company SEC Documents (as defined in the Merger Transaction Agreement), (iv) such non-monetary Liens or other imperfections of title, if any, that do not have, individually or in the aggregate, a Seller Material Adverse Effect, (v) Liens imposed or promulgated by Laws with respect to real property and improvements, including zoning regulations, (vi) Liens disclosed on existing title reports or existing surveys (in either case copies of which title reports and surveys have been delivered or made available to the Buyer), (vii) mechanics’, carriers’, workmen’s, repairmen’s and similar Liens, incurred in the ordinary course of business and (viii) Liens permitted under Section 6.14 of the Omnibus Credit Agreement.

“Person” means an individual, partnership, corporation (including a business trust), joint stock company, estate, trust, limited liability company, association, unincorporated association, joint venture or other entity or a Governmental Authority.

“Private Loans” means, collectively, the Unsecuritized Private Loans and the Securitized Private Loans.

“Purchase Price” means an amount equal to the aggregate principal amount outstanding under the Omnibus Credit Agreement together with all accrued and unpaid interest, excluding any termination fees related to early prepayment of the Omnibus Credit Agreement and other amounts payable thereunder (after taking into account the application of the proceeds to the Seller under the FFELP Transaction Agreement as contemplated thereby); provided, however, in the event that the Pre-Closing Adjustment Amount (as defined in the Purchase Price Adjustment Agreement) is a negative number, then the Purchase Price shall be reduced by the Buyer Payment Shortfall Amount (as defined in the Purchase Price Adjustment Agreement).

“Purchase Price Adjustment Agreement” has the meaning given to such term in the Recitals of the Agreement.

“Rating Agencies” means a nationally recognized statistical rating organization or other comparable Person rating the Securitization Notes in accordance with the applicable Securitization Indenture.

“Related Transaction Documents” means, collectively, (i) the FFELP Transaction Agreement, (ii) the Merger Transaction Agreement and (iii) in each case, the ancillary agreements attached thereto or delivered thereunder or in connection therewith.

“Related Transactions” means, together, the FFELP Transaction and the Merger Transaction.

“Representatives” has the meaning given to such term in Section 8.3(a) of the Agreement.

“Schedule of Unsecuritized FFELP Loans” means the schedule or file identifying the Unsecuritized FFELP Loans and containing data related to such Unsecuritized FFELP Loans.

“Schedule of Unsecuritized Private Loans” means the schedule or file identifying the Unsecuritized Private Loans and containing data related to such Unsecuritized Private Loans.

“SEC” means the U.S. Securities and Exchange Commission.

Appendix A-5

“Securitization Administration Agreement” means, with respect to each Securitization Trust, the Administration Agreement entered into between a Securitization Trust, the Depositor, and the Seller, in its capacity as Administrator, and, if applicable, the Seller, in its capacity as Servicer, as the same may be amended or otherwise modified from time to time in accordance with the terms thereof.

“Securitization Indenture” means, with respect to the Securitization Trusts, the indenture pursuant to which a Securitization Trust has issued Securitization Notes.

“Securitization Indenture Trustee” means U.S. Bank National Association, a national banking association, in its capacity as the indenture trustee under the Securitization Indenture, and its permitted successors and assigns in such capacity.

“Securitization Master Terms Purchase Agreement” means, with respect to a Securitization Trust, the purchase agreement entered into by and among the Seller, the Depositor and, in the case of a securitization of FFELP Loans, an Eligible Lender Trustee pursuant to which the Student Loans to be deposited into the Securitization Trust are sold from the Seller to the Depositor.

“Securitization Master Terms Sale Agreement” means, with respect to a Securitization Trust, the Master Terms Sale Agreement entered into by and among the Depositor, the Securitization Trust and, in the case of a securitization with FFELP Loans, an Eligible Lender Trustee pursuant to which Student Loans are sold by the Depositor to the Securitization Trust.

“Securitization Note” means a note issued by a Securitization Trust.

“Securitization Servicing Agreement” means, with respect to a Securitization Trust, the Servicing Agreement entered into between the Seller, as the Servicer and as the Administrator, and the Securitization Trust.

“Securitization Subservicing Agreement” means, with respect to a Securitization Trust, the Subservicing Agreement entered into between the Seller, as the Servicer, and CSD.

“Securitization Trust” means the 2009-A Trust or the 2010-1 Trust, as the context requires.

“Securitization Trust Agreement” means, with respect to a Securitization Trust, the Trust Agreement entered into by and between the Depositor and the Owner Trustee.

“Securitized Private Loans” means private education loans to students and parents of students that are not guaranteed or reinsured under the Federal Family Education Loan Program or any other federal student aid program and that have been sold or permissibly transferred to a Securitization Trust and the beneficial ownership of which is still held by such Securitization Trust on the date specified.

“Seller” means The Student Loan Corporation, a Delaware corporation, in its capacity as the seller under the Agreement.

“Seller Disclosure Schedule” means the Seller Disclosure Schedule attached as Schedule B to the Agreement.

“Seller Material Adverse Effect” means any change, effect or circumstance that, individually or in the aggregate, (i) has had or would reasonably be expected to have a material adverse effect on the business, operations, results of operations or financial condition of the Acquired Assets, taken as a whole or (ii) would reasonably be expected to prevent or materially delay or materially impair the ability of the Seller or any of its

Appendix A-6

Subsidiaries to consummate any of the Transactions, other than any change, effect or circumstance proximately relating to, resulting from or arising out of (A) changes in general economic or political conditions or the financial, securities or credit markets in general; (B) any events, circumstances, changes or effects that affect the general student loan industry; (C) any changes in Laws (or interpretations thereof) applicable to the Seller or any of the Seller ‘s Subsidiaries or any of their respective properties or assets (including, for the avoidance of doubt, the Health Care and Education Reconciliation Act of 2010 and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010); (D) any changes in GAAP (or interpretations thereof); (E) any outbreak or escalation of hostilities or war (whether or not declared) or any act of terrorism, or any earthquakes, hurricanes, tornados or other natural disasters; (F) the negotiation, execution, announcement, consummation or existence of, the Transaction Documents, the Transactions, the Related Transaction Documents or the Related Transactions, including any action or suit arising therefrom or in connection therewith; (G) any change in the trading price of the common stock of the Seller or the failure by the Seller or its Subsidiaries to meet any internal or published projections, forecasts or estimates for any period (it being understood that the facts and circumstances that cause such change or failure that are not otherwise excluded from the definition of Seller Material Adverse Effect may be taken into account in determining whether there has been a Seller Material Adverse Effect); or (H) any action taken as permitted or required by the Transaction Documents, the Transactions, the Related Transaction Documents or the Related Transactions or with the consent or at the direction of Buyer; provided, however, that any change, effect or circumstance referred to in the immediately preceding clauses (A), (B), (C), (D) and (E) shall be taken into account for purposes of determining whether a Seller Material Adverse Effect has occurred only to the extent such change, effect or circumstance adversely affects the Seller and its Subsidiaries, taken as a whole, in a materially disproportionate manner relative to other companies operating in the industries in which the Seller and its Subsidiaries compete (and then only to the extent of the materially disproportionate portion of such effect).

“Seller Satisfaction Certificate” means a certificate executed and delivered by the Seller, substantially in the form of Exhibit A to the Agreement, certifying that all conditions to the consummation of the closing Transactions have been waived or satisfied to the satisfaction of the Seller.

“Servicer” means the Seller, in its capacity as Servicer under the Securitization Servicing Agreement, and its permitted successors and assigns in such capacity.

“Solvent” means, with respect to any Person as of any date of determination, that, as of such date, (i) the value of the assets of such Person is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person as determined in accordance with GAAP, (ii) such Person is able to pay all liabilities of such Person as such liabilities mature and (iii) such Person does not have unreasonably small capital. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Special Allowance Payments” means special allowance payments on Student Loans authorized to be made by the Department of Education pursuant to Section 438 of the Higher Education Act.

“Special Committee” means the Special Committee of the Board of Directors.

“Student Loan” means a Private Loan or a FFELP Loan, as the context may require.

“Student Loan Tape” shall mean a schedule or computer tape which contains, with respect to each Unsecuritized FFELP Loan or Unsecuritized Private Loan, as applicable, the loan identification number, current loan rate of interest, maturity date, original principal balance and principal balance as of a specified date.

Appendix A-7

“Sub-Administration Agreement” has the meaning given to such term in Section 3.4(a) of the Agreement.

“Sub-Administrator” means CSD, in its capacity as the sub-administrator under the Sub-Administration Agreement, and its successors and assigns in such capacity.

“Subservicer” means CSD, in its capacity as the subservicer under the Securitization Subservicing Agreement and the Amended and Restated Securitization Subservicing Agreement, and its successors and assigns in such capacity.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company or other business entity of which an aggregate of more than 50% of the outstanding voting stock is, at the time, directly or indirectly, owned or controlled by such Person or one or more Subsidiaries of such Person; provided that for purposes of the Buyer, “Subsidiary” shall not include the Seller or its Subsidiaries.

“Tax” means all taxes, including income, gross receipts, ad valorem, VAT, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, worker’s compensation, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by any Governmental Authority, and any interest, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof.

“Tax Contest” means any audit, examination, claim, dispute or controversy relating to Taxes.

“Tax Return” means any report, return, declaration, statement or other information required to be supplied to a Governmental Authority in connection with Taxes.

“Termination Date” has the meaning given to such term in Section 9.1(b) of the Agreement.

“Trademarks” shall mean United States, state and non-U.S. trademarks, service marks, trade names, assumed names, Internet domain names, designs, logos, slogans and general intangibles of like nature, whether registered or unregistered, and pending registrations and applications to register the foregoing.

“Transaction Documents” means the Agreement, the Bill of Sale, Assignment and Assumption Agreement, the Accession Agreement, the Assumption of Obligations of the Seller under the Securitization Master Terms Purchase Agreements, the Master Servicing Agreement, the Sub-Administration Agreement, the Amended and Restated Securitization Subservicing Agreement and such other documents as may be identified as “Transaction Documents” for purposes of the Agreement by the Seller and the Buyer from time to time and all other agreements and other documents entered into or delivered in connection with such agreements and other documents.

“Transactions” means each of the transactions contemplated by the Transaction Documents.

“Transfer Taxes” has the meaning given to such term in Section 8.5(a) of the Agreement.

“Trust Certificate” means either the trust certificate evidencing the residual interest in 2009-A Trust or the trust certificate evidencing the residual interest in the 2010-1 Trust, as applicable.

“Unsecuritized FFELP Loans” means U.S. federally-insured Student Loans that have been authorized to be made or held by the Seller as the beneficiary of a student loan trust as part of the FFELP and authorized by the Higher Education Act, or the Health Education Assistance Loan Program, as amended, including a Stafford, PLUS, Consolidation or HEAL student loan.

Appendix A-8

“Unsecuritized Loans” means, collectively, the Unsecuritized FFELP Loans and the Unsecuritized Private Loans.

“Unsecuritized Private Loans” means private education loans to students and parents of students that are not guaranteed or reinsured under the FFELP and that are owned by the Seller (which have not been sold or otherwise transferred to a securitization trust).

Appendix A-9

Appendix B

Notices

Seller’s address for notices is as follows:

The Student Loan Corporation

750 Washington Blvd.

Stamford, Connecticut 06901

Fax: 203-975-6724

Attention:    Chief Executive Officer

with copies to (which shall not constitute notice):

CID Management

850 Third Ave, 18th Floor

New York, NY 10022

Fax: 212-207-3950

Attention:     Rodman L. Drake, Chairman of the Special Committee

and

The Student Loan Corporation

750 Washington Blvd.

Stamford, Connecticut 06901

Fax: 203-975-6724

Attention:     General Counsel

with further copies to (which shall not constitute notice):

Proskauer Rose LLP

1585 Broadway

New York, NY 10036-8299

Fax: 212-969-2900

Attention:    Julie Allen

                        Arnold Jacobs

and

McDermott, Will & Emery LLP

340 Madison Avenue

New York, New York 10173-1922

Fax: 212-547-5444

Attention:    Peter J. Rooney

                        Todd Finger

Buyer’s address for notices is as follows:

Citigroup Inc.

399 Park Avenue

New York, NY 10022

Fax: 212-559-0615

Attention:     Michael S. Zuckert

with a copy to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

Fax: 212-735-2000

Attention:    William S. Rubenstein

                        Sean C. Doyle

Appendix C

Depositor Agreements

1.	Amended and Restated Trust Agreement, dated as of November 23, 2004, between the Depositor and the Owner Trustee

2.	Eligible Lender Trust Agreement, dated as of November 23, 2004, between the Depositor and the Eligible Lender Trustee

3.	Master Terms Purchase Agreement, dated as of November 23, 2004, between the Seller, as seller, the Depositor, as purchaser, and the Eligible Lender Trustee on behalf of the Seller and the Depositor

4.	Master Terms Sale Agreement, dated as of November 23, 2004, between the Depositor, as seller, SLC Student Loan Trust 2004-1, as purchaser, and the Eligible Lender Trustee on behalf of the Depositor and SLC Student Loan Trust 2004-1

5.	Amended and Restated Trust Agreement, dated as of June 15, 2005, between the Depositor and the Owner Trustee

6.	Eligible Lender Trust Agreement, dated as of June 15, 2005, between the Depositor and the Eligible Lender Trustee

7.	Master Terms Purchase Agreement, dated as of June 15, 2005, between the Seller, as seller, the Depositor, as purchaser, and the Eligible Lender Trustee on behalf of the Seller and the Depositor

8.	Master Terms Sale Agreement, dated as of June 15, 2005, between the Depositor, as seller, SLC Student Loan Trust 2005-1, as purchaser, and the Eligible Lender Trustee on behalf of the Depositor and the Trust

9.	Amended and Restated Trust Agreement, dated as of September 28, 2005, between the Depositor and the Owner Trustee

10.	Eligible Lender Trust Agreement, dated as of September 28, 2005, between the Depositor and the Eligible Lender Trustee

11.	Master Terms Purchase Agreement, dated as of September 28, 2005, between the Seller, as seller, the Depositor, as purchaser, and the Eligible Lender Trustee on behalf of the Seller and the Depositor

12.	Master Terms Sale Agreement, dated as of September 28, 2005, between the Depositor, as seller, SLC Student Loan Trust 2005-2, as purchaser, and the Eligible Lender Trustee on behalf of the Depositor and SLC Student Loan Trust 2005-2

13.	Amended and Restated Trust Agreement, dated as of December 15, 2005, between the Depositor and the Owner Trustee

14.	Eligible Lender Trust Agreement, dated as of December 15, 2005, between the Depositor and the Eligible Lender Trustee

15.	Master Terms Purchase Agreement, dated as of December 15, 2005, between the Seller, as seller, the Depositor, as purchaser, and the Eligible Lender Trustee on behalf of the Seller and the Depositor

16.	Master Terms Sale Agreement, dated as of December 15, 2005, between the Depositor, as seller, SLC Student Loan Trust 2005-3, as purchaser, and the Eligible Lender Trustee on behalf of the Depositor and SLC Student Loan Trust 2005-3

17.	Amended and Restated Trust Agreement, dated as of June 28, 2006, between the Depositor and the Owner Trustee

18.	Eligible Lender Trust Agreement, dated as of June 28, 2006, between the Depositor and the Eligible Lender Trustee

19.	Master Terms Purchase Agreement, dated as of June 28, 2006, between the Seller, as seller, the Depositor, as purchaser, and the Eligible Lender Trustee on behalf of the Seller and the Depositor

20.	Master Terms Sale Agreement, dated as of June 28, 2006, between the Depositor, as seller, SLC Student Loan Trust 2006-1, as purchaser, and the Eligible Lender Trustee on behalf of the Depositor and the Trust

21.	Amended and Restated Trust Agreement, dated as of September 19, 2006, between the Depositor and the Owner Trustee

22.	Eligible Lender Trust Agreement, dated as of September 19, 2006, between the Depositor and the Eligible Lender Trustee

23.	Master Terms Purchase Agreement, dated as of September 19, 2006, between the Seller, as seller, the Depositor, as purchaser, and the Eligible Lender Trustee on behalf of the Seller and the Depositor

24.	Master Terms Sale Agreement, dated as of September 19, 2006, between the Depositor, as seller, SLC Student Loan Trust 2006-2, as purchaser, and the Eligible Lender Trustee on behalf of the Depositor and the Trust

25.	Amended and Restated Trust Agreement, dated as of June 26, 2007, between the Depositor and the Owner Trustee

26.	Eligible Lender Trust Agreement, dated as of June 26, 2007, between the Depositor and the Eligible Lender Trustee

27.	Master Terms Purchase Agreement, dated as of June 26, 2007, among the seller, the Eligible Lender Trustee on behalf of the Seller, the Depositor, as purchaser, and the Eligible Lender Trustee on behalf of the Depositor

28.	Master Terms Sale Agreement, dated as of June 26, 2007, between the Depositor, as seller, the Eligible Lender Trustee on behalf of the Depositor, SLC Student Loan Trust 2007-1, as purchaser and the Eligible Lender Trustee on behalf of SLC Student Loan Trust 2007-1

29.	Administration Agreement, dated as of June 26, 2007, among SLC Student Loan Trust 2007-1, the Depositor, the Servicer and the Administrator

30.	Amended and Restated Trust Agreement, dated as of November 27, 2007, between the Depositor and the Owner Trustee

31.	Eligible Lender Trust Agreement, dated as of November 27, 2007, between the Depositor and the Eligible Lender Trustee

32.	Master Terms Purchase Agreement, dated as of November 27, 2007, among the seller, the Eligible Lender Trustee on behalf of the Seller, the Depositor, as purchaser, and the Eligible Lender Trustee on behalf of the Depositor

33.	Master Terms Sale Agreement, dated as of November 27, 2007, between the Depositor, as seller, the Eligible Lender Trustee on behalf of the Depositor, SLC Student Loan Trust 2007-2, as purchaser and the Eligible Lender Trustee on behalf of SLC Student Loan Trust 2007-2

34.	Administration Agreement, dated as of November 27, 2007, among SLC Student Loan Trust 2007-2, the Depositor, the Servicer and the Administrator

35.	Amended and Restated Trust Agreement, dated as of March 28, 2008, between the Depositor and the Owner Trustee

36.	Eligible Lender Trust Agreement, dated as of March 28, 2008, between the Depositor and the Depositor Eligible Lender Trustee

37.	Master Terms Purchase Agreement, dated as of March 28, 2008, among the seller, the Seller Eligible Lender Trustee, the Depositor, as purchaser, and the Depositor Eligible Lender Trustee

38.	Master Terms Sale Agreement, dated as of March 28, 2008, between the Depositor, as seller, the Depositor Eligible Lender Trustee, SLC Student Loan Trust 2008-1, as purchaser and the Eligible Lender Trustee

39.	Administration Agreement, dated as of March 28, 2008, among SLC Student Loan Trust 2008-1, the Depositor, the Servicer and the Administrator

40.	Amended and Restated Trust Agreement, dated as of June 26, 2008, between the Depositor and the Owner Trustee

41.	Eligible Lender Trust Agreement, dated as of June 26, 2008, between the Depositor and the Depositor Eligible Lender Trustee

42.	Master Terms Purchase Agreement, dated as of June 26, 2008, among the seller, the Seller Eligible Lender Trustee, the Depositor, as purchaser, and the Depositor Eligible Lender Trustee

43.	Master Terms Sale Agreement, dated as of June 26, 2008, between the Depositor, as seller, the Depositor Eligible Lender Trustee, SLC Student Loan Trust 2008-2, as purchaser and the Eligible Lender Trustee

44.	Administration Agreement, dated as of June 26, 2008, among SLC Student Loan Trust 2008-2, the Depositor, the Servicer and the Administrator

45.	Amended and Restated Trust Agreement, dated as of February 13, 2009, between the Depositor and the Owner Trustee

46.	Eligible Lender Trust Agreement, dated as of February 13, 2009, between the Depositor and the Depositor Eligible Lender Trustee

47.	Master Terms Purchase Agreement, dated as of February 13, 2009, among the seller, the Seller Eligible Lender Trustee, the Depositor, as purchaser, and the Depositor Eligible Lender Trustee

48.	Master Terms Sale Agreement, dated as of February 13, 2009, between the Depositor, as seller, the Depositor Eligible Lender Trustee, SLC Student Loan Trust 2009-1, as purchaser and the Trust Eligible Lender Trustee

49.	Administration Agreement, dated as of February 13, 2009, among SLC Student Loan Trust 2009-1, the Depositor, the Servicer and the Administrator

50.	Amended and Restated Trust Agreement, dated as of July 23, 2009, between the Depositor and the Owner Trustee

51.	Eligible Lender Trust Agreement, dated as of July 23, 2009, between the Depositor and the Depositor Eligible Lender Trustee

52.	Master Terms Purchase Agreement, dated as of July 23, 2009, among the seller, the Seller Eligible Lender Trustee, the Depositor, as purchaser, and the Depositor Eligible Lender Trustee

53.	Master Terms Sale Agreement, dated as of July 23, 2009, between the Depositor, as seller, the Depositor Eligible Lender Trustee, SLC Student Loan Trust 2009-2, as purchaser and the Trust Eligible Lender Trustee

54.	Administration Agreement, dated as of July 23, 2009, among SLC Student Loan Trust 2009-2, the Depositor, the Servicer and the Administrator

55.	Amended and Restated Trust Agreement, dated as of December 22, 2009, between the Depositor and the Owner Trustee

56.	Eligible Lender Trust Agreement, dated as of December 22, 2009, between the Depositor and the Depositor Eligible Lender Trustee

57.	Master Terms Purchase Agreement, dated as of December 22, 2009, among the seller, the Seller Eligible Lender Trustee, the Depositor, as purchaser, and the Depositor Eligible Lender Trustee

58.	Master Terms Sale Agreement, dated as of December 22, 2009, between the Depositor, as seller, the Depositor Eligible Lender Trustee, SLC Student Loan Trust 2009-3, as purchaser and the Trust Eligible Lender Trustee

59.	Administration Agreement, dated as of December 22, 2009, among SLC Student Loan Trust 2009-3, the Depositor, the Servicer and the Administrator

60.	Amended and Restated Trust Agreement, dated as of July 6, 2010, between the Depositor and the Owner Trustee

61.	Eligible Lender Trust Agreement, dated as of July 6, 2010, between the Depositor and the Depositor Eligible Lender Trustee

62.	Master Terms Purchase Agreement, dated as of July 6, 2010, among the seller, the Seller Eligible Lender Trustee, the Depositor, as purchaser, and the Depositor Eligible Lender Trustee

63.	Master Terms Sale Agreement, dated as of July 6, 2010, between the Depositor, as seller, the Depositor Eligible Lender Trustee, SLC Student Loan Trust 2010-1, as purchaser and the Trust Eligible Lender Trustee

64.	Administration Agreement, dated as of July 6, 2010, among SLC Student Loan Trust 2010-1, the Depositor, the Servicer and the Administrator

65.	Amended and Restated Trust Agreement, dated as of December 15, 2006, between SLC Student Loan Receivables I, Inc., a Delaware corporation, as Depositor (the “Depositor”) and Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee, (the “Owner Trustee”)

66.	Master Terms Purchase Agreement, dated as of December 15, 2006, between the Seller, as seller, and Depositor, as purchaser

67.	Master Terms Sale Agreement, dated as of December 15, 2006, between Depositor, as seller, and SLC Private Student Loan Trust 2006-A, as purchaser

68.	Administration Agreement, dated as of December 15, 2006, among SLC Private Student Loan Trust 2006-A, Depositor, Servicer and Administrator

69.	Amended and Restated Trust Agreement, dated as of July 29, 2009, between SLC Student Loan Receivables I, Inc., a Delaware corporation, as Depositor (the “Depositor”) and Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee, (the “Owner Trustee”)

70.	Master Terms Purchase Agreement, dated as of July 29, 2009, between the Seller, as seller, and Depositor, as purchaser

71.	Master Terms Sale Agreement, dated as of July 29, 2009, between Depositor, as seller, and SLC Private Student Loan Trust 2009-A, as purchaser

72.	Administration Agreement, dated as of July 29, 2009, among SLC Private Student Loan Trust 2009-A, Depositor, Servicer and Administrator

73.	Amended and Restated Trust Agreement, dated as of February 12, 2010, between Depositor and Owner Trustee

74.	Master Terms Purchase Agreement, dated as of February 12, 2010, between the Seller, as seller, and Depositor, as purchaser

75.	Master Terms Sale Agreement, dated as of February 12, 2010, between Depositor, as seller, and SLC Private Student Loan Trust 2010-A, as purchaser

76.	Administration Agreement, dated as of February 12, 2010, among SLC Private Student Loan Trust 2010-A, Depositor, Servicer and Administrator

77.	Amended and Restated Trust Agreement, dated as of March 11, 2010, between Depositor and Owner Trustee

78.	Master Terms Purchase Agreement, dated as of March 11, 2010, between the Seller, as seller, Depositor, as purchaser

79.	Master Terms Sale Agreement, dated as of March 11, 2010, between Depositor, as seller, and SLC Private Student Loan Trust 2010-B, as purchaser

80.	Administration Agreement, dated as of March 11, 2010, among SLC Private Student Loan Trust 2010-B, Depositor, Servicer and Administrator

Exhibit 2.1

Form of Bill of Sale, Assignment and Assumption Agreement

EXHIBIT 2.1 TO THE

ASSET PURCHASE AGREEMENT

FORM OF

BILL OF SALE, ASSUMPTION AND ASSIGNMENT AGREEMENT

BILL OF SALE, ASSUMPTION AND ASSIGNMENT AGREEMENT, dated as of [                    ], 2010, by and between THE STUDENT LOAN CORPORATION, a Delaware corporation, as the seller (the “Seller”), and CITIBANK, N.A., a national banking association, as the buyer (the “Buyer”).

Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them or incorporated by reference in that certain Asset Purchase Agreement, dated as of September 17, 2010 (the “Agreement”), by and among Seller, Buyer, Citibank (South Dakota) National Association, as Subservicer, and SLC Student Loan Receivables I, Inc., as the Depositor (the “Depositor”).

WHEREAS, the Seller and the Buyer have entered into the Agreement, pursuant to which the Buyer has agreed, among other things, to purchase from the Seller (i) the Trust Certificates listed on Annex A hereto (the “Trust Certificates”), (ii) the Unsecuritized Private Loans beneficially held by the Seller as of the Closing Date set forth on Annex B hereto (the “Unsecuritized Private Loans”), (iii) the Unsecuritized FFELP Loans beneficially held by the Seller as of the Closing Date set forth on Annex C hereto (the “Unsecuritized FFELP Loans,” and, together with the Unsecuritized Private Loans, the “Unsecuritized Loans”) and (iv) the 1,000 shares of Capital Stock, par value $0.01 per share, of the Depositor (the “Depositor Shares”); and

WHEREAS, pursuant to this Bill of Sale, Assumption and Assignment Agreement, the Seller shall, on the Closing Date, sell, transfer, assign and delegate to Buyer, and Buyer shall purchase, accept and assume, pursuant to this Bill of Sale, Assignment and Assumption Agreement, all the Acquired Assets, together with the assets and liabilities related thereto under the terms and conditions of the Agreement, as provided for in this Bill of Sale, Assumption and Assignment Agreement.

NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, in consideration of the representations, warranties and covenants contained in the Agreement, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto desire to enter into this Bill of Sale, Assumption and Assignment Agreement on the terms set forth herein.

KNOW ALL PERSONS BY THESE PRESENTS, that, effective on the Closing Date, the Seller does hereby sell, convey, assign, transfer and deliver to Buyer, and Buyer does hereby purchase, acquire and accept from Seller, all right, title, interest and security interest of Seller in, to and under the Acquired Assets.

Buyer hereby assumes and agrees to pay, discharge fully and timely perform in accordance with their terms all the Other Business Liabilities, known or unknown, asserted or unasserted, absolute or contingent.

The respective rights of Seller and Buyer with respect to the Acquired Assets shall be governed exclusively by the Agreement, and nothing in this Bill of Sale, Assumption and Assignment Agreement shall alter any liability or obligations arising under the Agreement, which shall (without limiting the generality of the foregoing) govern. If there is any conflict or inconsistency between the provisions of the Agreement and this Bill of Sale, Assumption and Assignment Agreement, the provisions of the Agreement shall govern.

This Bill of Sale, Assumption and Assignment Agreement shall be binding upon, and shall inure to the benefit of, Seller, Buyer and their respective successors and permitted assigns, and shall survive the execution and delivery hereof. This Bill of Sale, Assumption and Assignment Agreement is not intended and shall not be construed to confer upon any Person, other than Seller and Buyer, any rights or remedies hereunder.

This Bill of Sale, Assumption and Assignment Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out or relate to this Bill of Sale, Assumption and Assignment Agreement or the negotiation, execution or performance of this Bill of Sale, Assumption and Assignment Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Bill of Sale, Assumption and Assignment Agreement or as an inducement to enter into this Bill of Sale, Assumption and Assignment Agreement) shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to any otherwise applicable choice or conflict of laws provision or rule.

No waiver, modification or change of any of the provisions of this Bill of Sale, Assumption and Assignment Agreement shall be valid unless in writing and signed by the party against whom such claimed waiver, modification or change is sought to be enforced.

This Bill of Sale, Assumption and Assignment Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Buyer and Seller have caused this Bill of Sale, Assumption and Assignment Agreement to be executed by their duly authorized representatives as of the date first above written.

THE STUDENT LOAN CORPORATION, as Seller

By:
Name:
Title:

CITIBANK, N.A., as Buyer

By:
Name:
Title:

Signature Page for Bill of Sale, Assumption and Assignment Agreement

Annex A

Trust Certificates
SLC Private Student Loan Trust 2009-A
SLC Student Loan Trust 2010-1

Annex A to Bill of Sale, Assumption and Assignment Agreement

Annex B

SCHEDULE OF UNSECURITIZED PRIVATE LOANS

(Determined as of the Initial Cutoff Date)

The Data Tape prepared as of the Initial Cutoff Date that was delivered electronically by Seller to Buyer is incorporated herein by reference.

Annex B to Bill of Sale, Assumption and Assignment Agreement

Annex C

SCHEDULE OF UNSECURITIZED FFELP LOANS

(Determined as of the Initial Cutoff Date)

The Data Tape prepared as of the Initial Cutoff Date that was delivered electronically by Seller to Buyer is incorporated herein by reference.

Annex C to Bill of Sale, Assumption and Assignment Agreement

Exhibit 2.2

Form of Accession Agreement for Trust Certificates

[            ], 2010

Wilmington Trust Company

1100 North Market Street

Wilmington, Delaware 19890-0001

Attn: Corporate Trust Administration

Dear Sirs:

We refer to (i) the Amended and Restated Trust Agreement, dated as of [            ] (the “2009-A Trust Agreement”), between The Student Loan Corporation and Wilmington Trust Company, as owner trustee of SLC Private Student Loan Trust 2009-A, a Delaware statutory trust (the “2009-A Trust”) and (ii) the Amended and Restated Trust Agreement, dated as of [            ] (the “2010-1 Trust Agreement”), between The Student Loan Corporation and Wilmington Trust Company, as owner trustee of SLC Private Student Loan Trust 2010-1, a Delaware statutory trust (the “2010-1 Trust”).

We propose to purchase a 100% beneficial interest in each of (i) the 2009-A Trust, formed pursuant to the 2009-A Trust Agreement, and (ii) the 2010-1 Trust (together with the 2009-A Trust, the “Trusts”), formed pursuant to the 2010-1 Trust Agreement (together with the 2009-A Trust Agreement, the “Trust Agreements”). Capitalized terms used herein without definition have the meanings given them in the Trust Agreement.

1.	We hereby confirm that at the date hereof our net worth exceeds $10,000,000 as shown by our most recent audited financial statements and our ownership of the Trust Certificates after the proposed transfer

2.	We hereby further agree, as provided and to the extent specified in each Trust Agreement, to be jointly and severally liable with any other holders of trust certificates with respect to the applicable Trust for all fees, expenses, taxes, indemnity payments and other liabilities of such Trust in accordance with the terms of its Trust Agreement, including, pursuant to Sections 8.01 and 8.02 thereof, those incurred by Wilmington Trust Company in its capacity as Owner Trustee in the administration of the Trust thereunder, to the extent such fees, expenses, taxes, indemnity payments and other liabilities of the Trust or the Owner Trustee, as the case may be, with respect to the Trust, are not paid out of the Trust Estate; provided, however, that we will be liable only for obligations of the Trust arising on and after the date hereof.

3.	We understand that our Trust Certificates are not being registered under the Securities Act of 1933, as amended (the “1933 Act”), or any state securities or “Blue Sky” law and are being sold to us in a transaction that is exempt from the registration requirements of the 1933 Act and any applicable state Laws.

4.	We have knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Trusts, we are able to bear the economic risk of investment in the Trusts and we are an accredited investor as defined in Regulation D under the 1933 Act.

5.	We are acquiring our Trust Certificates for our own account and not for the benefit of any other person and not with a view to any distribution of our beneficial interests in the Trusts subject, nevertheless, to the understanding that disposition of our property shall at all times be and remain within our control.

6.	We agree that our beneficial interests in the Trusts must be held indefinitely by us unless subsequently registered under the 1933 Act and any applicable state securities or “Blue Sky” law or unless exemptions from the registration requirements of the 1933 Act and applicable state Laws are available.

7.	We agree that in the event that at some future time we wish to dispose of or exchange any of our beneficial interest in the Trust, we will not transfer or exchange any of our beneficial interest in the Trust unless: (A) (1) if such transfer or exchange is a sale, the sale price is at least $250,000, (2) the transfer or exchange is made to an Eligible Purchaser (as defined below), (3) a letter to substantially the same effect as this letter is executed promptly by such Eligible Purchaser or by an Eligible Dealer (as defined below) on behalf of such Eligible Purchaser (4) all offers or solicitations in connection with the sale (if a sale), whether made directly or through any agent acting on our behalf, are limited only to Eligible Purchasers and are not made by means of any form of general solicitation or general advertising whatsoever and (5) the Owner Trustee has received an Opinion of Counsel to the effect that such transfer will not cause the Trust to be treated for U.S. federal income tax purposes as an association (or publicly-traded partnership) taxable as a corporation, and will not adversely affect the federal income tax treatment of the Noteholders in any material respect; or (B) our beneficial interest in the Trust is sold in a transaction that does not require registration under the 1933 Act and any applicable State “Blue Sky” law.

“Eligible Purchaser” means an Eligible Dealer or a corporation, partnership or other entity which we have reasonable grounds to believe and do believe can make representations with respect to itself to substantially the same effect as the representations set forth herein.

“Eligible Dealer” means any corporation or other entity having as a principal business acting as a broker or dealer in securities.

8.	We understand that each of our Trust Certificates bears a legend to substantially the following effect:

THE BENEFICIAL INTEREST IN THE TRUST REPRESENTED BY THIS TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAW, AND MAY NOT BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF UNLESS IN THE OPINION COUNSEL SATISFACTORY TO THE OWNER TRUSTEE SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND STATE SECURITIES LAWS. THE TRANSFER OF THIS TRUST CERTIFICATE WILL NOT BE EFFECTIVE UNLESS THE TRANSFEREE HAS DELIVERED TO THE OWNER TRUSTEE A LETTER IN THE FORM REQUIRED BY SECTION 3.04 OF THE TRUST AGREEMENT AND THE TRANSFEREE PROVIDES THE OWNER TRUSTEE WITH EVIDENCE SATISFACTORY TO THE OWNER TRUSTEE DEMONSTRATING THE TRANSFEREE’S COMPLIANCE WITH THE NET WORTH REQUIREMENTS OF SECTION 3.04 OF THE TRUST AGREEMENT.

9.	We are not (i) an employee benefit plan, retirement arrangement, individual retirement account or Keogh plan subject to either Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Code, or (2) an entity (including an insurance company general account) whose underlying assets include plan assets by reason of the investment by such plans, arrangements or accounts in any such entity.

10.	We are a U.S. Person as defined in Section 7701(a)(30) of the Code.

11.	We agree to be bound by all the terms and conditions of our Trust Certificate and the Trust Agreements.

Very truly yours,

Name of Purchaser

By:
Name:
Title:

Accepted and Acknowledged

this             day of , 2010

WILMINGTON TRUST COMPANY, as Owner Trustee

By:
Name:
Title:

Exhibit 2.5

Form of Partial Release of Security Interest

PARTIAL RELEASE OF SECURITY INTEREST

This Partial Release of Security Interest, dated and effective as of [            ], 2010 (this “Release”), is delivered by CBNA (the “Releasing Party”) in favor of The Student Loan Corporation (the “Grantor”). The Releasing Party and the Grantor are party to that Amended & Restated Omnibus Credit Agreement, dated as of January 29, 2010 (as amended, amended & restated, supplemented or otherwise modified, the “Omnibus Credit Agreement”), by and among (i) The Student Loan Corporation, a Delaware corporation, as borrower, (ii) CBNA, a national banking association, as lender, (iii) CBNA, a national banking association, not in its individual capacity but solely in its separate capacity as Trustee, and (iv) the Non-Securitization Subsidiaries that become parties thereto from time to time pursuant to Joinder Agreements. Pursuant to the Omnibus Credit Agreement, the Grantor and each Non-Securitization Subsidiary have granted or will grant to the Releasing Party a security interest in certain Borrower Collateral, as such term is defined in the Omnibus Credit Agreement. “Released Collateral” means the Borrower Collateral1 identified on Schedule 1.

The Releasing Party, [in its individual capacity and as Eligible Lender Trustee,] hereby expressly terminates, relinquishes, releases, discharges and renders ineffective any and all security interests, liens, mortgages and encumbrances (whether created pursuant to the Omnibus Credit Agreement or any other agreement), any and all right, title, benefit, interest or claim whatsoever, present or future, actual or contingent owned or held by the Releasing Party to, against or in respect of the Released Collateral or the proceeds thereof as against the following persons or entities: (i) the Grantor, (ii) any transferee of the Grantor, (iii) any person claiming title to, or an interest in, the Released Collateral through any such person, or (iv) any successor or assign of any of the foregoing (each such person or entity, a “Transferee”).

If and to the extent any portion of this Release shall be rendered invalid, illegal or unenforceable in any jurisdiction, the Releasing Party hereby acknowledges that its interest in the Released Collateral is and shall be subordinate and junior to the security interest of each and every Transferee and hereby expressly agrees that any security interest it may have in any Released Collateral is and shall remain subordinate and junior to any security interest granted by any Transferee, regardless of the time of the recording, perfection or filing thereof or with respect thereto.

The Releasing Party acknowledges and agrees that each Transferee and its representatives are expressly entitled to rely on this Release. It is the intent of the Releasing Party that any Transferee acquiring an interest in the Released Collateral shall do so free of any rights owned or held by the Releasing Party to, against or in respect of the Released Collateral.

No financing statement except the financing statements identified on Schedule 2 hereto was, or in the future will be, authorized by the Releasing Party to be filed against the Grantor (the “Financing Statements”) with respect to the Released Collateral. Upon request and at the expense of the Grantor, the Releasing Party agrees to authorize and file amendments to the Financing Statements to delete the Released Collateral and to authorize, execute and deliver such other releases, instruments, documents and agreements as the Grantor may reasonably request from time to time for the purpose of effectuating the intent of this Release.

[1]	If “unencumbered” loans are sold, Trustee must also execute a release.

IN WITNESS WHEREOF, the Releasing Party has caused this Release to be duly executed and delivered as of the date first written above.

CITIBANK, N.A. as Releasing Party

By:
Name:
Title:

Schedule 1

Released Collateral

[TO COME – Description of Trust Certificates, Unsecuritized Private Loans and Unsecuritized FFELP Loans]

Schedule 2

Schedule of Financing Statements

UCC- 1 Financing Statement filed with the Secretary of State in the State of Delaware naming The Student Loan Corporation, as debtor, and Citibank, N.A., as secured party (File number [—]).

Exhibit 3.1

Form of Assumption of Obligations of the Seller under the

Securitization Master Terms Purchase Agreement

EXHIBIT 3.1 TO THE

ASSET PURCHASE AGREEMENT

Form of Assumption of Obligations of the Seller under Master Terms Purchase Agreements

This ASSUMPTION OF OBLIGATIONS OF THE SELLER UNDER MASTER TERMS PURCHASE AGREEMENTS (the “Agreement”) dated as of [                    ], 2010, is entered into by and among The Student Loan Corporation, as Seller Assignor (the “Seller Assignor”), Citibank, N.A., as Seller Assignee (the “Seller Assignee”), and SLC Student Loan Receivables I, Inc., as Purchaser (the “Purchaser”). Capitalized terms used and not defined herein shall have the meanings set forth or incorporated by reference in the applicable Master Terms Purchase Agreement (as defined below).

WHEREAS, the Seller Assignor and the Purchaser have entered into the master terms purchase agreements identified on Schedule I hereto (collectively, the “Master Terms Purchase Agreements” and each, a “Master Terms Purchase Agreement”);

WHEREAS, the parties hereto desire the Seller Assignee to assume certain obligations of the Seller Assignor under each Master Terms Purchase Agreement;

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

Section 1. Assignment and Assumption. Effective as of the Closing Date (as defined below), the Seller Assignor hereby assigns to the Seller Assignee, and the Seller Assignee hereby assumes, the obligations and liabilities of the Seller Assignor pursuant to each Master Terms Purchase Agreement. The Purchaser hereby acknowledges and agrees to such assignment and assumption.

Section 2. Notice of Breach. Each of the parties hereto hereby agrees to give notice to the other parties hereto promptly, in writing, upon the discovery of any breach of Seller Assignor’s representations and warranties made pursuant to Sections 5(A) and (B) of each Master Terms Purchase Agreement which has a material adverse effect (individually or in the aggregate) on the related Noteholders.

Section 3. Effectiveness. This Agreement shall become effective upon the Closing Date (as such term is defined in the Asset Purchase Agreement, dated as of September 17, 2010, by and among by and among Seller Assignor, as Seller and Servicer; Seller Assignee, as Buyer and Omnibus Lender; Citibank (South Dakota) National Association, as Servicer; and Purchaser, as Depositor, as amended (the “Closing Date”).

Section 4. Expenses. Each party shall bear its own expenses in connection with the preparation and execution of this Agreement.

Section 5. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 6. Amendment. This Agreement may be amended by an instrument in writing signed by all parties hereto and in accordance with the terms and conditions of the applicable Master Terms Purchase Agreement.

Section 7. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts (including by facsimile or other electronic means of communication), each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 8. Nonpetition Covenants. Notwithstanding any prior termination of the applicable Master Terms Purchase Agreement, neither of the Seller Assignor and the Seller Assignee shall acquiesce, petition or otherwise invoke or cause Purchaser to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Purchaser under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignees, trustee, custodian, sequestrator or other similar official of Purchaser or any substantial part of its property, or ordering the winding up or liquidation of the affairs of Purchaser.

[remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Assumption of Obligations of the Seller under Master Terms Purchase Agreements as of the date first above written.

THE STUDENT LOAN CORPORATION, as Seller Assignor

By:
Name:
Title:

CITIBANK, N.A., as Seller Assignee

By:
Name:
Title:

SLC STUDENT LOAN RECEIVABLES I, INC., as Purchaser

By:
Name:
Title:

Schedule I

Master Terms Purchase Agreements

1.	Master Terms Purchase Agreement, dated as of July 29, 2009, between The Student Loan Corporation, a Delaware corporation, as seller, and SLC Student Loan Receivables I, Inc., a Delaware corporation, as purchaser.

EXHIBIT 3.2 TO THE

ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED

SUBSERVICING AGREEMENT

between

CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION,

as Subservicer

and

THE STUDENT LOAN CORPORATION,

as Servicer

Dated as of [                    ], 201[    ]

D-i

D-ii

ATTACHMENT A	SUBSERVICER REPORTS

ATTACHMENT B	LOCATIONS

ATTACHMENT C	FORM OF CERTIFICATION TO BE PROVIDED TO DEPOSITOR BY SERVICER

ATTACHMENT D	FORM OF ANNUAL CERTIFICATION

ATTACHMENT E	SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

ATTACHMENT F	LIMITED POWER OF ATTORNEY

ATTACHMENT G	SERVICER RESPONSIBILITIES

D-iii

AMENDED AND RESTATED SUBSERVICING AGREEMENT

This AMENDED AND RESTATED SUBSERVICING AGREEMENT (this “Agreement”) is entered into as of [                    ], 201[    ] by and between CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION (“CSD”), a national banking association, as subservicer (in such capacity, the “Subservicer”), and THE STUDENT LOAN CORPORATION (“SLC”), a Delaware corporation, as servicer (in such capacity, the “Servicer”).

WHEREAS, the Servicer provides servicing functions for SLC Student Loan Trust 2009-A (the “Issuer”) that include servicing and holding student loans which are not guaranteed under a guarantee program established pursuant to the requirements of the Higher Education Act of 1965, as amended (the “Student Loans”);

WHEREAS, such services are provided by the Servicer to the Issuer pursuant to the Servicing Agreement dated as of August 13, 2009 (the “Servicing Agreement”), by and among (i) the Servicer, (ii) the Issuer and (iii) SLC, not in its individual capacity but solely in its capacity as administrator (in such capacity, the “Administrator”) under the Administration Agreement dated as of August 13, 2009 (the “Administration Agreement”), among the Issuer, SLC Student Loan Receivables I, Inc. (the “Depositor”), the Administrator and the Servicer;

WHEREAS, the Subservicer and the Servicer have entered into the Subservicing Agreement, dated as of August 13, 2009 (the “Existing Subservicing Agreement”), between SLC, as Servicer, and CSD, as Subservicer;

WHEREAS, the Issuer has issued notes (the “Notes”) pursuant to the Indenture dated as of August 13, 2009 (the “Indenture”), by and among the Issuer, the Indenture Trustee and Citibank, N.A., as indenture administrator (in such capacity, the “Indenture Administrator”), which Notes are payable from the assets of the Issuer;

WHEREAS, the Subservicer is engaged in the business of providing, among other things, loan servicing and custody services for Student Loans;

WHEREAS, the Servicer wishes to continue to retain the Subservicer to service all the Student Loans owned by the Issuer which are required to be serviced by the Servicer under the Servicing Agreement (the “Subserviced Student Loans”), and the Subservicer wishes to continue to service all such Subserviced Student Loans under the terms hereinafter set forth;

WHEREAS, the Servicer and the Subservicer desire to amend and restate the Existing Subservicing Agreement, and the Subservicer is willing to fulfill all obligations of SLC as Servicer under the Servicing Agreement, except to the extent provided herein, effective as of the date hereof;

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the Servicer and the Subservicer agree as follows:

ARTICLE I

DEFINITIONS AND USAGE

Section 1.1 Definitions and Usage. Capitalized terms used herein and not defined in this Agreement (including Recitals) shall have the meanings ascribed thereto in Appendix A to the Indenture, which also contains rules of usage and construction that shall be applicable herein. Whenever used in this Agreement, the following words and phrases shall have the following meanings unless the context otherwise requires.

“Applicable Servicing Criteria” has the meaning given to such term in Attachment E.

“Borrowers” has the meaning given to such term in Section 2.2.

“Depositor Agreement” means the agreement dated as of [                    ], 201[    ], by and among SLC, the Depositor, CSD, Sallie Mae, Inc., SLM Education Credit Finance Corporation and Citibank, N.A., pursuant to which the parties thereto have agreed to provide assistance and information to the Depositor to facilitate the performance of certain of the Depositor’s reporting obligations.

“Effective Date” means the date hereof.

“Indenture Trustee” means U.S. Bank National Association and its successors and assigns under the Indenture.

“Initial Distribution Date” means the first Distribution Date occurring after the calendar month of the Effective Date.

“Initial Monthly Servicing Payment Date” means the Monthly Servicing Payment Date occurring in the first calendar month after the calendar month of the Effective Date.

“Issuer” has the meaning given to such term in the Recitals.

“Subserviced Student Loan Files” has the meaning given to such term in Section 3.1.

“Subserviced Student Loans” has the meaning given to such term in the Recitals.

“Subservicer Default” has the meaning given to such term in Section 6.1.

“Subservicing Carryover Fee” means, with respect to each Monthly Servicing Payment Date beginning with the Initial Monthly Servicing Payment Date, the Carryover Servicing Fee received by the Servicer or its designee for the Subserviced Student Loans with respect to such Monthly Servicing Payment Date.

“Subservicing Fee” means the compensation paid to the Subservicer for its services hereunder, which, with respect to each Monthly Servicing Payment Date beginning with the Initial Monthly Servicing Payment Date, shall equal the Primary Servicing Fee received by the Servicer or its designee for the Subserviced Student Loans with respect to such Monthly Servicing Payment; provided that in the case of that portion of the Subservicing Fee calculated with respect to the Initial Monthly Servicing Payment Date, the Subservicer will be entitled only to a pro rata portion of the Subservicing Fee for the number of days in the preceding calendar month from, and including, the Effective Date to, but excluding, the last day of such month.

ARTICLE II

ENGAGEMENT AND COMPENSATION

Section 2.1 Effective Date. This Agreement shall not be effective until the Effective Date, and no party to this Agreement shall have any rights, duties, responsibilities, liabilities or other obligations under this Agreement prior to the Effective Date. On the Effective Date this Agreement shall amend and restate in its entirety the Existing Subservicing Agreement and shall have the effect of a substitution of the terms of the Existing Subservicing Agreement.

Section 2.2 Engagement of the Subservicer.

(a) The Servicer hereby continues to retain the Subservicer to act as its agent for the limited purpose of servicing the Subserviced Student Loans, performing all other obligations of the Servicer under the Servicing Agreement and the Administration Agreement (other than those specifically enumerated on Attachment G) and maintaining custody of the Subserviced Student Loan Files on behalf of the Indenture Trustee (for the benefit of the Noteholders and the other Secured Parties). The Subservicer agrees to continue to perform such functions in compliance with all applicable laws and regulations, and in accordance with the terms and conditions of this Agreement, the Servicing Agreement and the Administration Agreement.

(b) The authorization granted by this Agreement includes, but is not limited to, the assignment of claims to any insurer, communication with borrowers under the Subserviced Student Loans (the “Borrowers”) and any other communication, correspondence, signature or other act required to service the Subserviced Student Loans.

(c) If the Servicer is required to take any action or if it is advisable that the Servicer take any action (in each case, as enumerated on Attachment G hereto) in connection with the Servicing Agreement or the other Basic Documents, the Servicer shall consult with and shall take such action or refrain from acting, in either case, as instructed in writing by the Subservicer and the Subservicer agrees to indemnify the Servicer and hold the Servicer harmless for actions taken or not taken in accordance with the Subservicer’s written instruction. The Servicer further agrees and covenants that in recognition of the indemnities provided to the Servicer under Section 5.2(b) hereof and absent the occurrence of a Subservicer Default hereunder (not attributable to the Servicer) or such action being illegal or resulting in a breach of the Servicer’s duties or obligations under the Basic Documents, the Servicer shall (i) execute and deliver all amendments to, consents, waivers and other approvals under the Basic Documents to which it is a party (or pursuant to which such consents or approvals of the Servicer may be required from time to time) at the written instruction and direction of the Subservicer and (ii) take such other action reasonably necessary to effect the purposes of this Agreement as the Subservicer may reasonably request in writing.

Section 2.3 Assignment of Optional Purchase Right. The Servicer hereby irrevocably assigns to the Subservicer its rights under Section 6.1 of the Administration Agreement to instruct the Eligible Lender Trustee to purchase on behalf of and at the direction of the Servicer the Trust Estate (other than the Trust Accounts) as of the last day of any Collection Period immediately preceding a Distribution Date as of which the then outstanding Pool Balance is 10% or less of the Initial Pool Balance (such optional purchase right, the “Clean-Up Call”). The Servicer further covenants not to exercise the Clean-Up Call except as directed in writing by the Subservicer and shall, if requested in order to facilitate exercise of the Clean-Up Call by the Subservicer, and in consideration for the indemnification provided in Section 5.2(b) hereof, sign a notice, prepared by the Subservicer, notifying the Depositor, the Issuer and the Indenture Trustee that the Servicer is exercising the Clean-Up Call, on behalf of and for the sole benefit of, the Subservicer. Subject to the provisions of Section 6.1 of the Administration Agreement, the Subservicer shall exercise such right by (i) notifying the Servicer, the Depositor, the Issuer and the Indenture Administrator in writing, that the Subservicer, on behalf of the Servicer is exercising such option, and (ii) depositing in the Collection Account an amount equal to the aggregate Purchase Amount for the Subserviced Student Loans and the related rights with respect thereto in accordance with the requirements set forth in Section 6.1 of the Administration Agreement. The Subservicer agrees to immediately acquire the Trust Estate on the related Distribution Date.

Section 2.4 Compensation of the Subservicer.

(a) Commencing on and including the Effective Date, the Subservicer shall be entitled to receive the Subservicing Fee as compensation for its services hereunder. The Servicer hereby authorizes the Subservicer and the Sub-Administrator to direct the Indenture Trustee to remit from the Primary Servicing Fees the amount equal to the Subservicing Fee to the Subservicer, beginning on the Initial Monthly Servicing Payment Date in accordance with written payment instructions to be provided to the Indenture Trustee by the Subservicer at least five (5) Business Days prior to the Initial Monthly Servicing Payment Date.

(b) The Subservicer acknowledges that (i) the Issuer shall be entitled to receive all payments of principal, interest and late charges received with respect to the Subserviced Student Loans and (ii) the Subservicer shall have no right to retain such amounts as payment of any fees due the Subservicer from the Servicer under the terms of this Agreement.

(c) Commencing on and including the Effective Date, the Subservicer shall be entitled to Subservicing Carryover Fees, which will be subject to increase in accordance with Section 4.7 hereof. The Servicer hereby authorizes the Subservicer and the Sub-Administrator to direct the Indenture Trustee to remit from the Carryover Servicing Fees the amount equal to the Carryover Subservicing Fee to the Subservicer, beginning on the Initial Distribution Date in accordance with written payment instructions to be provided to the Indenture Trustee by the Subservicer at least five (5) Business Days prior to the Initial Monthly Servicing Payment Date. In the event that the Effective Date does not occur on the last day of a Collection Period, on the Initial Monthly Servicing Payment Date the Subservicer shall be entitled to a pro rata portion of the Subservicing Carryover Fee for the number of days in such Collection Period from, and including, the Effective Date. Notwithstanding anything to the contrary herein or in any other Basic Document, the Subservicer shall be entitled to receive any Subservicing Carryover Fee on any Distribution Date only to the extent that sufficient funds are available to pay the Carryover Servicing Fee pursuant to Section 2.8(e) of the Administration Agreement or Section  5.4(b) priority fifth of the Indenture.

ARTICLE III

Section 3.1 Custody of Subserviced Student Loan Files. To assure uniform quality in servicing the Subserviced Student Loans and to reduce administrative costs, the Servicer hereby revocably continues to retain the Subservicer to act as custodian, and the Subservicer hereby accepts such retention, to act for the benefit of the Servicer, the Issuer, the Indenture Administrator, and the Indenture Trustee as custodian of the following documents or instruments (collectively the “Subserviced Student Loan Files”) which have been constructively delivered to the Indenture Administrator, as pledgee of the Issuer with respect to each Subserviced Student Loan:

(a) the original fully executed copy of the Student Loan Note (or all electronic records evidencing the same) evidencing the Subserviced Student Loan; and

(b) any and all other documents and computerized records that the Subservicer shall keep on file, in accordance with its customary procedures, relating to such Subserviced Student Loan or any obligor with respect thereto.

Section 3.2 Duties of Subservicer as Custodian. The Subservicer shall hold the Subserviced Student Loan Files for the benefit of the Servicer, the Issuer, the Indenture Administrator and the Indenture Trustee, including any electronic records evidencing the promissory notes of the Borrowers, and maintain such accurate and complete accounts, records and computer systems pertaining to each Subserviced Student Loan File, including any electronic records evidencing the promissory notes of the Borrowers, as shall enable the Servicer to comply with the Servicing Agreement. In performing its duties as custodian, the Subservicer shall act with reasonable care, using that degree of skill and attention that the Subservicer exercises with respect to similar student loan files relating to similar student loans that the Subservicer services on behalf of various entities, and shall ensure that it fully complies with all applicable federal and state laws with respect thereto. The Subservicer shall take all actions necessary with respect to the Subserviced Student Loan Files held by it under this Agreement and of the related accounts, records and computer systems, in order to enable the Servicer and the Issuer to verify the accuracy of the Subservicer’s record keeping with respect to the Subservicer’s obligations as custodian hereunder. The Subservicer shall promptly report to the Servicer, the Issuer, the Administrator, the Indenture Trustee and the Indenture Administrator any material failure on its part to hold the Subserviced Student Loan Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer, the Owner Trustee, the Indenture Trustee or the Indenture Administrator of the Subserviced Student Loan Files. If it is necessary to preserve the interests of the Noteholders and the Trust in the Subserviced Student Loan Files or at the request of the Owner Trustee or the Administrator, the Subservicer shall transfer physical possession of the notes evidencing the Subserviced Student Loan Files to the Indenture Trustee, the Servicer, the Indenture Administrator or any other custodian for any of them.

Section 3.3 Maintenance of and Access to Records. The Subservicer shall continue to maintain each Subserviced Student Loan File in a locked secured place at one of its offices specified in Attachment B to this Agreement or at such other office or storage facility as shall be consented to by the Issuer upon written notice to the Servicer. Upon reasonable prior notice, the Subservicer shall make available to the Issuer and the Servicer or their respective duly authorized representatives, attorneys or auditors a list of locations of the Subserviced Student Loan Files and the related accounts, records and computer systems maintained by the Subservicer at such times during normal business hours as the Issuer shall instruct.

Section 3.4 Release of Documents. Upon written instruction from the Indenture Administrator, the Servicer or the Indenture Trustee, the Subservicer shall release any Subserviced Student Loan Files to the Indenture Administrator, the Indenture Trustee or the Servicer, as the case may be, at such place or places as the Indenture Administrator may reasonably designate, as soon as practicable. The Indenture Administrator and the Servicer shall cooperate with the Subservicer to provide the Subservicer with access to the Subserviced Student Loan Files in order for the Subservicer to continue to service the Subserviced Student Loans after the release of the Subserviced Student Loan Files. In the event the Subservicer is not provided access to the Subserviced Student Loan Files, the Subservicer shall not be deemed to have breached its obligations pursuant to Sections 4.1, 4.2, 4.3, or 4.4 if it is unable to perform such obligations due to its inability to have access to the Subserviced Student Loan Files. The Subservicer shall not be liable for any losses with respect to the servicing of such Subserviced Student Loans arising after the release of the related Subserviced Student Loan Files to the extent the losses are attributable to the Subservicer’s inability to have access to the related Subserviced Student Loan Files.

Section 3.5 Instructions; Authority to Act. The Subservicer shall be deemed to have received proper instructions with respect to the Subserviced Student Loan Files upon its receipt of written instructions signed by a Responsible Officer of the Indenture Trustee or Indenture Administrator.

Section 3.6 Effective Period and Termination. CSD’s retention as custodian shall continue in full force and effect for so long as CSD shall remain the Subservicer hereunder. If CSD or any successor subservicer shall resign as Subservicer in accordance with the provisions of this Agreement or if all the rights and obligations of CSD or any such successor subservicer shall have been terminated under Section 6.1, the appointment of CSD or such successor subservicer as custodian shall be terminated simultaneously with the effectiveness of such resignation or termination. On or prior to the effective date of any resignation or termination of such appointment, the Subservicer shall deliver the Subserviced Student Loan Files to the successor subservicer in accordance with the written instructions of the Servicer, the Indenture Administrator or the Indenture Trustee. In establishing an effective date for the termination of the Subservicer as custodian of the Subserviced Student Loan Files, the parties shall provide for a reasonable period for the Subservicer to deliver the Subserviced Student Loan Files to its designated successor.

ARTICLE IV

Section 4.1 Assumption of Duties. The Subservicer hereby assumes all obligations of the Servicer under the Servicing Agreement and the Administration Agreement (other than those specifically enumerated on Attachment G). Accordingly, notwithstanding anything to the contrary herein, the Servicer shall have no responsibility to perform any task, obligation or duty or to take any action under the Servicing Agreement or in connection with the Subserviced Student Loans nor may the Subservicer require the Servicer to perform any task, obligation or duty or to take any action under the Servicing Agreement or the Administration Agreement or in connection with the Subserviced Student Loans other than those specifically enumerated on Attachment G.

Section 4.2 Duties of Subservicer. The Subservicer, for the benefit of the Servicer and the Issuer (to the extent provided herein), shall continue to manage, service, administer and make collections on the Subserviced Student Loans, and shall perform all other obligations of the Servicer under the Servicing Agreement and the Administration Agreement except for those specifically enumerated on Attachment G), in each case with reasonable care, using that degree of skill and attention that the Subservicer exercises with respect to similar student loans that it services, until the Subserviced Student Loans are paid in full. Without limiting the generality of the foregoing or of any other provision set forth in this Agreement and notwithstanding any other provision to the contrary set forth herein, the Subservicer shall manage, service, administer and make collections with respect to the Subserviced Student Loans in accordance with, and otherwise comply with, all applicable federal and state laws.

The Subservicer’s duties shall include, but shall not be limited to, collection and posting of all payments, responding to inquiries of borrowers on such Subserviced Student Loans (the “Borrowers”), monitoring Borrowers’ status, making required disclosures to Borrowers, performing due diligence with respect to Borrower delinquencies, sending payment coupons to Borrowers and otherwise establishing repayment terms, reporting tax information to Borrowers, if applicable, accounting for collections and furnishing monthly statements with respect thereto to the Administrator and the Issuer. The Subservicer shall follow its customary standards, policies and procedures in performing its duties as subservicer. Without limiting the generality of the foregoing, the Subservicer is authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Indenture Administrator, and the Noteholders or any of them, instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Subserviced Student Loans; provided, however, that the Subservicer agrees that it will not (a) permit any rescission or cancellation of a Subserviced Student Loan except as ordered by a court of competent jurisdiction or governmental authority or as otherwise consented to in writing by the Indenture Trustee, the Indenture Administrator and the Owner Trustee, provided, however, that the Subservicer may write off any delinquent Subserviced Student Loan if the remaining balance of the Borrower’s account is less than $50 or (b) reschedule, revise, defer or otherwise compromise with respect to payments due on any Subserviced Student Loan except pursuant to any applicable interest only, deferral or forbearance periods or otherwise in accordance with all applicable standards, guidelines and requirements with respect to the servicing of Subserviced Student Loans; provided further, however, that the Subservicer shall not agree to any reduction of yield with respect to any Subserviced Student Loan (either by reducing Borrower payments or reducing principal balance) except as permitted in accordance with Section 4.13. The Servicer, on behalf of the Issuer (pursuant to the power of attorney granted to the Servicer in Section 3.1 of the Servicing Agreement), hereby grants a power of attorney and all necessary authorization to the Subservicer to maintain any and all collection procedures with respect to the Subserviced Student Loans, including taking any steps to enforce such Subserviced Student Loans such as commencing a legal proceeding to enforce a Subserviced Student Loan in the name of the Issuer, the Owner Trustee, the Indenture Administrator, the Indenture Trustee, the Servicer and the Noteholders of the Issuer. As envisioned in Section 3.1 of the Servicing Agreement, the Servicer hereby agrees to provide written instructions to the Owner Trustee to furnish the Subservicer (as designee of the Servicer) with any other powers of attorney and other documents reasonably necessary or appropriate to enable the Subservicer to carry out its servicing and administrative duties hereunder substantially in the form of Attachment F hereto.

Section 4.3 Collection of Subserviced Student Loan Payments.

(a) The Subservicer shall continue to make reasonable efforts to collect all payments called for under the terms and provisions of the Subserviced Student Loans as and when the same shall become due and shall follow such collection procedures as it follows with respect to similar student loans that it services. All amounts so collected by the Subservicer shall be deposited into the Collection Account in accordance with Section 2.4 of the Administration Agreement. The Subservicer shall allocate collections with respect to the Subserviced Student Loans between principal, interest and fees in accordance with Section 2.5 of the Administration Agreement. The Subservicer may, in accordance with its customary servicing procedures, waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Subserviced Student Loan.

(b) The Subservicer shall remit within [four] [two]Business Days of receipt thereof to the Collection Account all identifiable payments by or on behalf of the Obligors with respect to the Subserviced Student Loans (other than Purchased Student Loans) as collected during the Collection Period; provided, however, that if the Subservicer’s short-term debt rating is withdrawn or downgraded below “P-1” by Moody’s or the Subservicer’s long-term debt rating is withdrawn or downgraded below “A2” by Moody’s, the Subservicer shall remit to the Servicer all such identifiable payments within two Business Days of receipt thereof until such time as the Subservicer has either (i) entered into a guarantee agreement acceptable to the Rating Agencies and which satisfies the Notice Condition or (ii) received a short-term debt rating of at least “P-1” by Moody’s or a long-term debt rating of at least “A2” by Moody’s.

Section 4.4 Realization upon Subserviced Student Loans. For the benefit of the Issuer, the Subservicer shall use reasonable efforts consistent with its servicing practices and procedures that it utilizes with respect to comparable student loans that it services on behalf of its affiliates and in its servicing of any delinquent Subserviced Student Loans.

Section 4.5 No Impairment. The Subservicer will do nothing to impair the rights granted to the Noteholders under the Indenture, except for such actions as may be required under applicable law. The Subservicer shall not impair the rights of the Issuer, the Owner Trustee, the Indenture Administrator, the Indenture Trustee or the Noteholders in the Subserviced Student Loans.

Section 4.6 Purchase of Subserviced Student Loans.

(a) The Servicer, the Administrator, the Issuer, the Indenture Administrator, the Indenture Trustee and the Subservicer shall give notice to the other parties promptly, in writing, upon the discovery of any breach of the provisions of Section 4.2, Section 4.3, Section 4.4 or Section 4.5 which has a material adverse effect (individually or in the aggregate) on the Noteholders. In the event of such a material breach, the Subservicer shall cure the breach, reimburse the Issuer or purchase the affected Subserviced Student Loans not later than 210 days following the date of discovery of such material breach. The purchase price hereunder will be the unpaid principal amount of such Subserviced Student Loans plus accrued and unpaid interest with respect to such Subserviced Student Loans (the “Purchase Amount”).

(b) The Subservicer shall have the option, but not the obligation, to purchase any Subserviced Student Loan that is 60 days or more delinquent in the payment of interest or principal (after giving effect to all grace and deferment periods); provided, that the Subservicer may not purchase Subserviced Student Loans if the cumulative initial aggregate principal balance of all Subserviced Student Loans purchased under this Section 4.6(b), by the Subservicer under Section 3.5.B of the Existing Subservicing Agreement and by the Servicer under Section 3.5B of the Servicing Agreement exceeds 10.0% of the Initial Pool Balance, including any such purchase to be made as of the date of determination. To exercise such option, the Subservicer shall notify the Administrator, the Sub-Administrator, the Depositor, the Issuer, the Indenture Administrator and the Indenture Trustee in writing in advance of such purchase, and the Subservicer shall deposit into the Collection Account an amount equal to the Purchase Amount for any Subserviced Student Loans so purchased.

(c) In consideration of the purchase of any such Subserviced Student Loans by the Subservicer pursuant to this Section 4.6, the Subservicer shall remit the Purchase Amount to the Administrator in the manner and at the time specified in Section 2.6 of the Administration Agreement.

(d) Notwithstanding Section 3.5 of the Servicing Agreement, neither the Servicer nor the Subservicer shall substitute any Subserviced Student Loans owned by the Issuer. The sole remedy of the Issuer, the Owner Trustee, the Indenture Administrator, the Indenture Trustee and the Noteholders with respect to a breach pursuant to Section 4.1, 4.2, 4.3 or 4.4 shall be to require the Subservicer to purchase Subserviced Student Loans pursuant to this Section 4.6.

(e) None of the Owner Trustee, the Indenture Trustee or the Indenture Administrator shall have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Subserviced Student Loan.

(f) The Subservicer shall not be deemed to have breached its obligations pursuant to Section 4.1, 4.2, 4.3 or 4.4 if it is rendered unable to perform such obligations, in whole or in part, by a force outside the control of the parties hereto (including acts of God, acts of war, fires, earthquakes, hurricanes, floods and other disasters). The Subservicer shall diligently perform its duties under this Agreement as soon as practicable following the termination of such interruption of business.

(g) Neither the Indenture Administrator nor the Indenture Trustee shall have any responsibility for reviewing any Subserviced Student Loan or any documents in connection therewith to determine if a Subserviced Student Loan is an Eligible Loan or to determine whether any such document is valid and binding, any assignments or endorsements are in proper form or to inspect, review or examine any documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose.

Section 4.7 Access to Certain Documentation and Information Regarding Subserviced Student Loans. Upon reasonable prior notice, the Subservicer shall provide to the Administrator and the Sub-Administrator and their respective agents access to the Subserviced Student Loan Files and shall permit the Administrator and the Sub-Administrator to examine and make copies of, and abstracts from, the records and books of account of the Subservicer relating to the Subserviced Student Loans and shall permit the Administrator and the Sub-Administrator to undertake periodic site reviews of the Subservicer’s operations relating to the servicing of the Subserviced Student Loans (including on the premises of any agent of the Subservicer). Reasonable access shall be afforded to the Administrator and the Sub-Administrator without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Subservicer. Nothing in this Section shall affect the obligation of the Subservicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Subservicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

Section 4.8 Subservicer Expenses. The Subservicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to the Servicer, the Administrator and the Sub-Administrator; provided, however, the Subservicing Carryover Fee will be subject to increase agreed to by the Subservicer, the Sub-Administrator and the Servicer to the extent that a demonstrable and significant increase occurs in the costs incurred by the Subservicer in providing the services to be provided hereunder, whether due to changes in applicable governmental regulations or postal rates, and there is a corresponding increase in the Carryover Servicing Fee payable to the Servicer. Notwithstanding anything to the contrary contained herein, the Subservicer may, at its option, collect fees from the Borrowers in connection with sending payment histories and amortization schedules to Borrowers, faxing documents to Borrowers, providing credit reference letters to Borrowers, providing a “speed pay” payment option to Borrowers and for other similar optional services requested by a Borrower and may retain such fees. The Subservicer may also, in accordance with its customary servicing procedures, collect fees from Borrowers for returned check processing or other insufficient fund transactions and may assess such fees from the Borrower’s Subserviced Student Loan payment and retain such fees.

Section 4.9 Appointment of Subservicers.

(a) The Subservicer may at any time, upon the written consent of the Sub-Administrator, appoint one or more other subservicers from time to time to perform all or any portion of its obligations as Subservicer hereunder; provided, however, that any applicable Notice Condition shall have been satisfied in connection therewith; provided, further, that the Subservicer shall remain obligated and be liable to the Issuer, the Servicer, the Owner Trustee, the Indenture Administrator, the Indenture Trustee and the Noteholders for the servicing and administering of the Subserviced Student Loans in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of any such subservicer and to the same extent and under the same terms and conditions as if the Subservicer alone were servicing and administering the Subserviced Student Loans. The fees and expenses of a subservicer shall be as agreed between the Subservicer and such subservicer from time to time and none of the Issuer, the Servicer, the Owner Trustee, the Indenture Administrator, the Indenture Trustee or the Noteholders shall have any responsibility therefor. With respect to satisfying the Notice Condition referred to above, the term “subservicer” shall be deemed not to include systems providers, systems developers or systems maintenance contractors, collection agencies, credit bureaus, lock box providers, mail service providers and other similar types of service providers.

(b) For the benefit of the Issuer, the Subservicer shall cause any subservicer used by the Subservicer (or by any subservicer) for the benefit of the Issuer to comply with the provisions of the reporting and compliance provisions of this Agreement to the same extent as if such subservicer were the Subservicer, and to provide the information required with respect to such subservicer as is required to be filed with the Commission. The Subservicer shall be responsible for obtaining from each subservicer and delivering to the Issuer and the Administrator any servicer compliance statement required to be delivered by such subservicer, any assessment of compliance and attestation required to be delivered by such subservicer, each as set forth in Article VII of this Agreement and any certification required to be delivered to the Person that will be responsible for signing a Sarbanes-Oxley Certification on behalf of the Issuer as and when required to be delivered.

(c) The Subservicer shall promptly, upon request, provide to the Issuer a written description (in form and substance satisfactory to such Issuer) of the role and function of each Subcontractor utilized by the Subservicer or any subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (iii) which, if any, elements of the Applicable Servicing Criteria will be addressed in assessments of compliance and attestations provided by each Subcontractor identified in clause (ii) of this paragraph.

(d) As a condition to the utilization of any Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, the Subservicer shall cause any such Subcontractor used by the Subservicer (or by any subservicer) for the benefit of the Issuer to comply with the reporting and compliance provisions of Article VIII of this Agreement to the same extent as if such Subcontractor were the Subservicer. The Subservicer shall be responsible for obtaining from each Subcontractor and delivering to the Issuer and the Administrator any assessment of compliance and attestation required to be delivered by such Subcontractor, each as set forth in Article VII of this Agreement, in each case as and when required to be delivered.

Section 4.10 Reports. With respect to Subserviced Student Loans, the Subservicer shall prepare reports and data and furnish the following information to the Issuer, the Administrator, the Indenture Administrator and the Owner Trustee, unless otherwise noted, at the specified times:

(a) The reports and data listed in Attachment A, at the times indicated in the attachment;

(b) To credit reporting agencies as may be selected by the Subservicer, credit agency reports;

(c) At any time the Owner Trustee, the Indenture Trustee or the Indenture Administrator shall have reasonable grounds to believe that such request would be necessary in connection with its performance of its duties under related documents, and within five (5) Business Days of receipt of a request therefor, the Subservicer shall furnish to the Owner Trustee, the Indenture Trustee or the Indenture Administrator a list of all Subserviced Student Loans (by borrower loan identification number, type and outstanding principal balance) and any additional information requested relating to the Subserviced Student Loans; and

(d) From time to time as may be reasonably requested, reports and data providing additional information on the Subserviced Student Loans.

Section 4.11 Securities and Exchange Commission Filings.

(a) The Subservicer shall reasonably cooperate with the Depositor in connection with the Issuer satisfying the reporting requirements under the Exchange Act. At the request of the Depositor, the Subservicer shall prepare on behalf of the Issuer any Forms 8-K, 10-D and 10-K customary for similar securities as required by the Exchange Act and the rules and regulations of the Commission thereunder, and the Subservicer shall sign and file (via the Commission’s Electronic Data Gathering and Retrieval System) such Forms on behalf of the Depositor. The Depositor hereby grants to the Subservicer a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until the earlier of either (i) receipt by the Subservicer from the Depositor of written termination of such power of attorney or (ii) the termination of the Issuer. Notwithstanding the foregoing, in the event that the Commission does not accept a certification signed by the Depositor where the related Form 10-K is signed by the Subservicer on behalf of the Depositor, the Subservicer should prepare such Form 10-K to be signed by the Depositor and the Depositor shall sign such form.

(b) Each Form 10-D shall be filed by the Subservicer within 15 days after each Distribution Date. On or prior to 90 days after the end of each fiscal year of the Issuer (or such earlier date as may be required by the Exchange Act and the rules and regulations of the Commission), if requested by the Depositor, the Subservicer shall file a Form 10-K, in substance as required by applicable law or applicable Commission staff’s interpretations. Such Form 10-K shall include as exhibits (i) the Servicer’s annual statement of compliance and (ii) an accountant’s report, in each case to the extent they have been timely delivered to the Subservicer. If they are not so timely delivered, the Subservicer shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Subservicer. The Subservicer shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Subservicer’s inability or failure to obtain any information not resulting from its own negligence, willful misconduct or bad faith.

(c) Upon request of the Depositor, the Subservicer shall sign a certification in such form as may be appropriate or necessary and as may be agreed upon by the Subservicer and the Depositor as a result of changes promulgated by the Commission in the Certification required to be filed with the Form 10-K, which are applicable to the Issuer), for the benefit of the Depositor and its officers, directors and Affiliates by March 20th of each calendar year (or if not a Business Day, the immediately preceding Business Day). In addition, (i) the Subservicer shall indemnify and hold harmless the Depositor and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Subservicer’s obligations under this Section 4.11(c) or the Subservicer’s negligence, bad faith or willful misconduct in connection therewith, and (ii) the Subservicer shall indemnify and hold harmless the Depositor and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Subservicer’s obligations under this Section 4.11(c) or the negligence, bad faith or willful misconduct of the Subservicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, then the Subservicer agrees that it shall contribute to the amount paid or payable to the Depositor as a result of the losses, claims, damages or liabilities of the Depositor in such proportion as is appropriate to reflect the relative fault of the Depositor on the one hand and the Subservicer on the other in connection with a breach of the Subservicer’s obligations under this Section 4.11(c) or the Subservicer’s negligence, bad faith or willful misconduct in connection therewith.

(d) Upon any filing with the Commission pursuant to this Section 4.11, the Subservicer shall make available to the Depositor a copy of any such executed report, statement or information.

Section 4.12 Covenants and Agreements of the Servicer and Subservicer. The Servicer and Subservicer each agree that:

(a) Any payment and any communications received at any time by the Servicer with respect to a Subserviced Student Loan shall be immediately transmitted to the Subservicer. Such communications shall include, but not be limited to, requests or notices of loan cancellation, notices of borrower disqualification, letters, changes in address or status, notices of death or disability, notices of bankruptcy and forms requesting deferment of repayment or forbearance.

(b) The Subservicer may change any part or all of its equipment, data processing programs and any procedures and forms in connection with the services performed hereunder so long as the Subservicer continues to service the Subserviced Student Loans in conformance with the requirements herein. The Subservicer shall not make any material change in its servicing system and operations with respect to the Subserviced Student Loans without the prior written consent of the Sub-Administrator, which consent will not be unreasonably withheld. Each written request for consent by the Subservicer shall be acted upon promptly by the Sub-Administrator.

(c) The Subservicer may include marketing or informational material generally provided to borrowers of loans owned by affiliates of CSD with communications sent to a Borrower.

(d) Each of the Subservicer and the Servicer is duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its organization and has all requisite corporate or similar power and authority to carry on its business as now conducted and is duly qualified, has obtained and will maintain all licenses and approvals to do business and is in good standing and will remain in good standing in each jurisdiction where such qualification or licensing is required; provided, however, that (i) to the extent that the Servicer loses or otherwise fails to maintain any license, approval or qualification as a consequence of any act or omission of the Subservicer or any Person with whom the Subservicer has subcontracted to perform obligations of the Subservicer under this Agreement, whether or not constituting a Subservicer Default, such loss or failure shall not be deemed to constitute a breach of this Section 4.12(d) and (ii) if the Subservicer becomes aware that any license, approval or qualification required to be maintained by the Servicer pursuant to this Section 4.12(d) is not in effect, the Subservicer shall exert its reasonable efforts to notify the Servicer thereof; provided, further, that failure of the Subservicer to provide such notice to the Servicer shall not be deemed to constitute a breach of this Section 4.12(d) by the Subservicer.

(e) The Servicer shall not interfere with the Subservicer in the performance of the Subservicer’s duties.

Section 4.13 Incentive Programs; Deferment and Forbearance. The Subservicer shall service the Subserviced Student Loans in accordance with the terms of any applicable borrower incentive program, to the extent such programs are in effect for each Subserviced Student Loan as of the Closing Date and to the extent any Borrower requests that any borrower incentive program be applied to the Borrower’s Subserviced Student Loan. The Subservicer may, in accordance with its customary servicing policies, grant any Borrower alternative payment options as provided within the terms of the Subserviced Student Loans (e.g., interest-only payments); provided, that such Borrower requests and properly qualifies for such deferment or forbearance in accordance with the terms of CSD’s deferment or forbearance policies, respectively; provided, further, that under such deferment and forbearance policies, any interest payments that are postponed shall be capitalized no more frequently than quarterly and at the end of the deferment or forbearance period, respectively.

Section 4.14 Financial Statements. The Subservicer shall provide to the Indenture Trustee, Indenture Administrator and the Administrator at any time that the Subservicer is not an Affiliate of the Sub-Administrator (a) as soon as possible, and in no event more than 120 days after the end of each fiscal year of the Subservicer, audited financials [on a consolidated basis] as at the end of and for such year and (b) as soon as possible, and in no event more than 30 days after the end of each quarterly accounting period of the Subservicer, unaudited financials [on a consolidated basis] as at the end of and for such period.

Section 4.15 Insurance. The Subservicer shall maintain or cause to be maintained insurance with respect to its property and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of institutions of the same type and size.

Section 4.16 Administration Agreement. The Subservicer agrees to perform all duties required of the Servicer under the Administration Agreement using that degree of skill and attention that the Subservicer exercises with respect to its comparable business activities.

Section 4.17 Privacy and Information Security Provisions. With respect to information that is “non-public personal information” (as defined in the GLB Regulations) that is disclosed or provided by the Trust (or on the Trust’s behalf) to the Subservicer in connection with this Agreement, or any Basic Document to which the Subservicer is a party, the Subservicer agrees that in performing its obligations under this Agreement, the Subservicer shall comply with all reuse, redisclosure, or other customer information handling, processing, security, and protection requirements that are specifically required of a non-affiliated third-party processor or servicer (or subcontractor) under the GLB Regulations and other applicable federal or state consumer privacy laws, rules, and regulations. Without limiting the foregoing, the Subservicer agrees that:

(a) the Subservicer is prohibited from disclosing or using any “non-public personal information” (as defined in the GLB Regulations) disclosed or provided by the Trust or on the Trust’s behalf to the Subservicer, except solely to carry out the purposes for which it was disclosed, including use under an exception contained in 12 CFR sections 40.14 or 40.15 or 16 CFR sections 313.14 or 313.15, as applicable, of the GLB Regulations in the ordinary course of business to carry out those purposes; and

(b) the Subservicer has implemented and will maintain an information security program designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information, Final Rule (12 CFR Part 364, Attachment B) and the Federal Trade Commission’s Standards for Safeguarding Customer Information (16 CFR Part 314).

Section 4.18 Reimbursement of Servicer. The Subservicer shall reimburse the Servicer for any documented fees, costs and expenses incurred by the Servicer in connection with its activities hereunder, including fees and disbursements of independent accountants, reasonable fees and expenses of legal counsel, taxes imposed on the Servicer and expenses incurred by the Servicer in connection with the performance of its duties hereunder and under the Servicing Agreement and the Administration Agreement.

ARTICLE V

Section 5.1 Representations of Subservicer. The Subservicer makes the following representations, warranties and covenants to the Servicer and to the Issuer on the date of this Agreement and as of the Effective Date.

(a) Organization and Good Standing. The Subservicer is duly chartered and validly existing as a national banking association in good standing under the federal laws of the United States of America, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to service the Subserviced Student Loans and to hold the Subserviced Student Loan Files as custodian.

(b) Due Qualification. The Subservicer is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Subserviced Student Loans as required by this Agreement) shall require such qualifications.

(c) Power and Authority. The Subservicer has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Subservicer by all necessary action. No registration with or approval of any governmental agency is required for the due execution and delivery by, and enforceability against, the Subservicer of this Agreement.

(d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Subservicer enforceable in accordance with its terms subject to bankruptcy, insolvency and other similar laws affecting creditors’ rights generally and subject to equitable principles.

(e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the bylaws of the Subservicer, or any indenture, agreement or other instrument to which the Subservicer is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the best of the Subservicer’s knowledge, any order, rule or regulation applicable to the Subservicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties.

(f) No Proceedings. There are no proceedings or investigations pending, or, to the Subservicer’s best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Subservicer or its properties: (i) asserting the invalidity of this Agreement or any of the other Basic Documents to which the Subservicer is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Subservicer of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents to which the Servicer is a party, or (iv) relating to the Subservicer and which might adversely affect the federal or state income tax attributes of the Notes.

Section 5.2 Indemnities of Subservicer.

(a) The Subservicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Subservicer under this Agreement.

(b) The Subservicer shall pay for any loss, liability, claim or expense (including, without limitation, costs and expenses of litigation and of investigation counsel fees, damages, judgments and amounts paid in settlement) that may be imposed on, incurred by or asserted against the Servicer, the Issuer or the Owner Trustee (in its capacity as such or individually) to the extent that such loss, liability or expense arose out of, or was imposed upon the Servicer, the Issuer or the Owner Trustee (in its capacity as such or individually) through, the negligence, willful misfeasance or bad faith of the Subservicer in the performance of its obligations and duties under this Agreement or by reason of the reckless disregard of its obligations and duties under this Agreement, where the final determination that any such loss, liability or expense arose out of, or was imposed upon the Servicer, the Issuer or the Owner Trustee (in its capacity as such or individually) through, any such negligence, willful misfeasance, bad faith or recklessness on the part of the Subservicer is established by a court of law, by an arbitrator or by way of settlement agreed to by the Subservicer. Notwithstanding the foregoing, if the Subservicer is rendered unable, in whole or in part, by a force outside the control of the parties hereto (including acts of God, acts of war, fires, earthquakes, hurricanes, floods and other disasters) to satisfy its obligations under this Agreement, the Subservicer shall not be deemed to have breached any such obligation upon delivery of written notice of such event to the Servicer, the Owner Trustee, the Indenture Trustee and the Indenture Administrator, for so long as the Subservicer remains unable to perform such obligation as a result of such event.

For purposes of this Section, in the event of the termination of the rights and obligations of CSD (or any successor thereto pursuant to Section 5.3) as Subservicer pursuant to Section 6.1, or a resignation by such Subservicer pursuant to this Agreement, such Subservicer shall be deemed to be the Subservicer pending appointment of a successor subservicer pursuant to Section 6.2.

Liability of the Subservicer under this Section shall survive the resignation or removal of the Servicer, the Owner Trustee, the Indenture Trustee or the Indenture Administrator or the termination of this Agreement. If the Subservicer shall have made any payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Subservicer, without interest.

(c) CSD will assume, pay, perform and otherwise discharge substantially all of the duties, obligations and liabilities of SLC, as Servicer under the Servicing Agreement and the Administration Agreement, including all indemnities provided by SLC, as Servicer thereunder, and will additionally indemnify SLC, as Servicer and its permitted successors and assigns for all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon SLC, as Servicer, through the negligence, willful misfeasance or bad faith of CSD in the performance of its duties under this Agreement or by reason of a breach of its representations, warranties, obligations or duties hereunder. CSD will also indemnify SLC, as Servicer and its successor and assigns in their individual capacities and any of their officers, directors, employees and agents against any and all loss, liability, claim or expense (including costs and expenses of litigation and of investigation counsel fees, damages, judgments and amounts paid in settlement) incurred by them in connection with the performance of their duties under the Servicing Agreement or in accepting instructions from the Subservicer.

Section 5.3 Merger or Consolidation of, or Assumption of the Obligations of, Subservicer. The Subservicer hereby agrees that, upon (a) any merger or consolidation of the Subservicer into another Person, (b) any merger or consolidation to which the Subservicer shall be a party resulting in the creation of another Person or (c) any Person succeeding to the properties and assets of the Subservicer substantially as a whole, the Subservicer shall (i) cause such Person (if other than the Subservicer) to execute an agreement which states expressly that such Person assumes every obligation of the Subservicer hereunder, (ii) deliver to the Servicer, the Owner Trustee, the Indenture Trustee or the Indenture Administrator an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) cause the Notice Condition to have been satisfied with respect to such transaction and (iv) cure any existing Subservicer Default or any continuing event which, after notice or lapse of time or both, would become a Subservicer Default. Upon compliance with the foregoing requirements, such Person shall be the successor subservicer under this Agreement without further act on the part of any of the parties to this Agreement.

Section 5.4 Limitation on Liability of Subservicer. The Subservicer shall not be under any liability to the Issuer, the Noteholders, the Administrator, the Owner Trustee, the Indenture Administrator or the Indenture Trustee except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement, for errors in judgment, for any incorrect or incomplete information provided by schools and Borrowers for the failure of any party to this Subservicing Agreement or any other Basic Document to comply with its respective obligations hereunder or under any other Basic Document; provided, however, that this provision shall not protect the Subservicer against its obligation to purchase Subserviced Student Loans from the Issuer pursuant to Section 4.5 hereof or to pay to the Issuer amounts required pursuant to Section 4.5 hereof or against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Subservicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising under this Agreement.

Except as provided in this Agreement, the Subservicer shall not be under any obligation to appear in, prosecute or defend any legal action where it is not named as a party; provided, however, that the Subservicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the Noteholders; provided, further, that if requested by the Servicer in connection with a legal action where the Servicer is a party, the Servicer may request that the Subservicer appear in, and the Subservicer shall provide reasonable cooperation to the Servicer in connection with, such legal action to the extent that such legal action arose in connection with the Subservicer’s performance of its duties and obligations under this Agreement.

Section 5.5 CSD Not to Resign as Subservicer. Subject to the provisions of Section 5.3, CSD shall not resign from the obligations and duties hereby imposed on it as Subservicer under this Agreement without the consent of the Servicer and Citibank, N.A. except upon determination that the performance of its duties under this Agreement are no longer permissible under applicable law. Notice of any such determination permitting the resignation of CSD shall be communicated to the Owner Trustee, the Indenture Trustee and the Indenture Administrator at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Servicer, the Owner Trustee, the Indenture Trustee and the Indenture Administrator concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Administrator or a successor subservicer shall have assumed the responsibilities and obligations of CSD in accordance with Section 6.2.

ARTICLE VI

Section 6.1 Subservicer Default. If any one of the following events (a “Subservicer Default”) shall occur and be continuing:

(i) any failure by the Subservicer (i) to deliver to the Indenture Trustee or the Indenture Administrator, as the case may be, for deposit in the Trust Accounts any payment required by the Basic Documents to which the Servicer is a signatory or (ii) in the event that daily deposits into the Collection Account are not required, to deliver to the Administrator any payment required by the Basic Documents, which failure in case of either clause (i) or (ii) continues unremedied for five Business Days after written notice of such failure is received by the Subservicer from the Owner Trustee, the Indenture Trustee, the Indenture Administrator or the Administrator or five Business Days after discovery of such failure by an officer of the Subservicer; or

(ii) any failure by the Subservicer duly to observe or to perform in any material respect any other term, covenant or agreement of the Subservicer set forth in this Agreement or of the Servicer set forth in any other Basic Document to which it is a party, which failure shall (i) materially and adversely affect the rights of the Indenture Trustee, on behalf of the Noteholders, or the Noteholders and (ii) continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Subservicer by the Indenture Trustee, the Indenture Administrator, or the Administrator or (B) to the Subservicer, and to the Indenture Trustee, and the Indenture Administrator by the Noteholders representing at least a majority of the Outstanding Amount of the Notes; provided, however, that any breach of Section 4.2, Section 4.3, Section 4.4 or Section 4.5 shall not be deemed a Subservicer Default so long as the Subservicer is in compliance with its obligations under Section 4.6; or

(iii) an Insolvency Event occurs with respect to the Subservicer; or

(iv) any failure by the Subservicer, any subservicer appointed by the Subservicer or any Subcontractor to deliver any information, report, certification or accountants’ letter when and as required under Article VII (including, without limitation, any failure by the Subservicer to identify any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB), which continues unremedied for fifteen (15) calendar days after the date on which such information, report, certification or accountants’ letter was required to be delivered; or

(v) any Servicer Default occurs under and as defined in the Servicing Agreement, except to the extent caused solely by a failure of the Servicer to perform an obligation enumerated on Attachment G;

then, and in each and every case, so long as the Subservicer Default shall not have been remedied, the Servicer by notice then given in writing to the Subservicer may, and upon receipt of written instruction from the Indenture Trustee acting at the directions of Noteholders holding not less than a majority of the outstanding Notes shall, terminate all the rights and obligations (other than the obligations set forth in Section 4.6 and Section 5.2) of the Subservicer under this Agreement. As of the effective date of termination of the Subservicer, all authority and power of the Subservicer under this Agreement, whether with respect to the Notes or the Subserviced Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Administrator or such successor subservicer as may be appointed under Section 6.2. The predecessor Subservicer shall cooperate with the successor subservicer and the Indenture Administrator in effecting the termination of the responsibilities and rights of the predecessor Subservicer under this Agreement, including the transfer to the successor subservicer for administration by it of all cash amounts that shall at the time be held by the predecessor Subservicer for deposit, or shall thereafter be received by it with respect to a Subserviced Student Loan. All reasonable costs and expenses, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor subservicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor subservicer to service the Subserviced Student Loans properly and effectively, costs reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, costs or expenses associated with the transfer of all servicing files and costs of amending the Agreement, if necessary, incurred in connection with transferring the Subserviced Student Loan Files to the successor subservicer and amending this Agreement and any other Basic Documents to reflect such succession as Subservicer pursuant to this Section shall be paid by the predecessor Subservicer (other than the Indenture Administrator acting as the Subservicer under this Section 6.1) upon presentation of reasonable documentation of such costs and expenses. If the predecessor Subservicer (other than the Indenture Administrator) does not pay such reimbursement within thirty (30) days of its receipt of an invoice therefor, such reimbursement shall be an expense of the Issuer and the successor subservicer shall be entitled to receive such reimbursement from amounts on deposit in the Collection Account. Upon receipt of notice of the occurrence of a Subservicer Default, the Issuer shall promptly give notice thereof to the Indenture Trustee, the Indenture Administrator and the Rating Agencies.

Notwithstanding the foregoing, the Subservicer shall not be deemed to have breached its obligations to service the Subserviced Student Loans, nor will a Subservicer Default be deemed to have occurred under this Section 6.1, if the Subservicer is rendered unable to perform such obligations, in whole or in part, by a force outside the control of the parties hereto (including, without limitation, acts of God, acts of war or terrorism, fires, earthquakes, hurricanes, floods and other material natural or man made disasters); provided, that the Subservicer shall be required to diligently undertake all actions necessary to resume the performance of its duties hereunder as soon as practicable following the termination of such business interruption or, if necessary and appropriate in its reasonable judgment to enable the proper servicing of the Subserviced Student Loans, to transfer servicing, either temporarily or permanently, to another servicer.

Section 6.2 Appointment of Successor.

(a) Upon receipt by the Subservicer of notice of termination pursuant to Section 6.1, or the resignation by the Subservicer in accordance with the terms of this Agreement, the predecessor Subservicer shall continue to perform its functions as Subservicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the Indenture Administrator or a successor subservicer shall have assumed the responsibilities and duties of CSD. In the event of the termination hereunder of the Subservicer, the Issuer shall appoint a successor subservicer acceptable to the Indenture Administrator, and the successor subservicer shall accept its appointment by a written assumption in form acceptable to the Indenture

Administrator. In the event that a successor subservicer has not been appointed at the time when the predecessor Subservicer has ceased to act as Subservicer in accordance with this Section, the Indenture Administrator without further action shall automatically be appointed the successor subservicer and the Indenture Administrator shall be entitled to the Servicing Fee and any Carryover Servicing Fees. Notwithstanding the above, the Indenture Administrator shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established institution whose regular business shall include the servicing of student loans, as the successor subservicer under this Agreement; provided, however, that such right to appoint or to petition for the appointment of any such successor subservicer shall in no event relieve the Indenture Administrator from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment.

(b) Upon appointment, the successor to the Subservicer (including the Indenture Administrator acting as successor to the Subservicer) shall be the successor in all respects to the predecessor Subservicer and shall be subject to all the responsibilities, duties and liabilities placed on the predecessor Subservicer that arise thereafter or are related thereto and shall be entitled to an amount agreed to by such successor subservicer (which shall not exceed the Servicing Fee unless the Notice Condition is satisfied with respect to such compensation arrangements) and all the rights granted to the predecessor Subservicer by the terms and provisions of this Agreement; provided, that the successor subservicer shall assume no liability or responsibility for any acts, representations, obligations and covenants of any predecessor Subservicer prior to the date that the successor subservicer becomes Subservicer hereunder.

(c) Notwithstanding the foregoing or anything to the contrary herein or in the other Basic Documents, the Indenture Administrator, to the extent it is acting as successor subservicer pursuant hereto and thereto, shall be entitled to resign to the extent a qualified successor subservicer has been appointed and has assumed all the obligations of the Servicer in accordance with the terms of this Agreement and the other Basic Documents.

Section 6.3 Notification to Noteholders. Upon any termination of, or appointment of a successor to, the Subservicer pursuant to this Article VI, the Servicer, on behalf of the Issuer and the Indenture Administrator, shall give prompt written notice thereof to the Noteholders, the holder of the Trust Certificate and the Rating Agencies (which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Rating Agencies).

Section 6.4 Waiver of Past Defaults. The Servicer may waive in writing any default by the Subservicer in the performance of its obligations hereunder and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with the Servicing Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Subservicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

ARTICLE VII

Section 7.1 Amendment.

This Agreement may be amended, supplemented or modified only by written instrument duly executed by the Servicer and the Subservicer and with the prior written consent of Citibank, N.A. (not to be unreasonably withheld, delayed or conditioned). Any amendment, modification, supplement or waiver of this Agreement without the prior written consent of Citibank, N.A. shall be null and void. The Subservicer shall promptly provide notice of any such amendment to the Rating Agencies.

Section 7.2 Notices. All notices hereunder shall be given by United States certified or registered mail, by facsimile or by other telecommunication device capable of creating written record of such notice and its receipt. Notices hereunder shall be effective when received and shall be addressed to the respective parties hereto at the addresses set forth below, or at such other address as shall be designated by any party hereto in a written notice to each other party pursuant to this Section. Notices hereunder required to be delivered to the Owner Trustee, the Rating Agencies, the Indenture Trustee or the Indenture Administrator shall be delivered to the notice address specified for each such party in the Indenture.

If to the Servicer or Administrator, to:

The Student Loan Corporation

750 Washington Boulevard, 9th floor

Stamford, Connecticut 06901

Attn: General Counsel

If to the Subservicer, to:

[CSD ADDRESS]

If to Citibank, N.A.:

[CITIBANK, N.A. ADDRESS]]

Section 7.3 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute one and the same instrument.

Section 7.4 Entire Agreement; Severability. All prior representations, statements, negotiations and undertakings with regard to the subject matter hereof are superseded hereby.

If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remaining terms and provisions of this Agreement, or the application of such terms or provisions to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

Section 7.5 Governing Law. The terms of this Agreement shall be construed in accordance with and governed by the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties, hereunder shall be determined in accordance with such laws.

Section 7.6 Consent to Jurisdiction. Each party hereby irrevocably submits to the co-exclusive jurisdiction of the Delaware Chancery Court, or if such court shall not have jurisdiction, any federal or other state court of the State of Delaware and any federal or other state court of the State of New York, for the purpose of any action or proceeding arising out of or relating to this Agreement and each party hereto hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any such court. Each party hereto agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Notwithstanding the foregoing, each party hereto shall be entitled to implead (or take similar steps with respect to) any indemnified party into any action relating to a third party claim in any other jurisdiction.

Each of CSD and SLC irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such party. Nothing in this Section 7.6 shall affect the right of any party to this Agreement to serve legal process in any other manner permitted by law.

Section 7.7 Relationship of Parties. The Subservicer is an independent contractor and, except for the services which it agrees to perform hereunder, the Subservicer does not hold itself out as an agent of the Servicer. Nothing herein contained shall create or imply an agency relationship between the Subservicer and the Servicer, nor shall this Agreement be deemed to constitute a joint venture or partnership between the Subservicer and the Servicer.

Section 7.8 Captions. The captions used herein are for the convenience of reference only and are not part of this Agreement, and shall in no way be deemed to define, limit, describe or modify the meanings of any provision of this Agreement.

Section 7.9 Nonliability of Directors, Officers and Employees of the Servicer and Subservicer. No member of the board of directors or any officer, employee or agent of the Servicer or the Subservicer (or any Affiliate of any such party) shall be personally liable for any obligation incurred under this Agreement.

Section 7.10 Assignment. This Agreement may not be assigned by the Subservicer except as permitted under Sections 5.3, 5.5 and 6.2 hereof. This Agreement may not be assigned by the Servicer without the prior written permission of the Subservicer and Citibank, N.A. and may not be assigned by the Subservicer without the prior written permission of Citibank, N.A.

Section 7.11 Intent of the Parties; Reasonableness. The Subservicer and the Servicer, on behalf of the Issuer, acknowledge and agree that the purpose of Article VII of this Agreement is to facilitate compliance by the Issuer with the provisions of Regulation AB and related rules and regulations of the Commission. Neither the Servicer nor the Sub-Administrator shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Subservicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Depositor, the Servicer or the Sub-Administrator, on behalf of the Issuer, in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection therewith, the Subservicer shall cooperate fully with the Depositor, the Servicer and the Sub-Administrator, on behalf of the Issuer, to deliver to the Sub-Administrator, on behalf of the Issuer (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Servicer or the Sub-Administrator, on behalf of the Issuer, to permit the Sub-Administrator, on behalf of the Issuer, to comply with the provisions of Regulation AB, together with such disclosures relating to the Subservicer and/or any other subservicer appointed by the Subservicer or the servicing of the Subserviced Student Loans, reasonably believed by the Servicer or the Sub-Administrator, on behalf of the Issuer, to be necessary in order to effect such compliance.

Section 7.12 Reporting Requirements.

(a) If so requested by the Depositor or the Sub-Administrator, acting on behalf of the Issuer, for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of Notes, the Subservicer shall (or shall cause any other subservicer appointed by the Subservicer to) (i) notify the Depositor, the Issuer, the Sub-Administrator and the Administrator in writing of any material litigation or governmental proceedings pending against the Subservicer and any other subservicer appointed by the Subservicer and (ii) provide to the Depositor and the Issuer a description of such proceedings, affiliations or relationships.

(b) As a condition to the succession to Subservicer or any other subservicer appointed by the Subservicer by any Person (i) into which the Subservicer or any such subservicer appointed by the Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Subservicer or any other subservicer appointed by the Subservicer, the Subservicer shall provide to the Depositor, the Issuer, the Sub-Administrator and the Administrator, at least 10 Business Days prior to the effective date of such succession or appointment, (x) written notice to the Depositor and the Issuer of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Sub-Administrator, acting as agent of the Administrator on behalf of the Issuer, all information reasonably requested by the Administrator, acting on behalf of the Issuer, in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of Notes.

(c) In addition to such information as the Subservicer is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Depositor or the Sub-Administrator, acting as agent of the Administrator on behalf of the Issuer, the Subservicer shall and shall cause any other subservicer appointed by the Subservicer to provide such information regarding the performance or servicing of the Subserviced Student Loans as is reasonably required to facilitate preparation of quarterly distribution reports in accordance with Item 1121 of Regulation AB.

Section 7.13 Subservicer Compliance Statement. On or before March 20th of each calendar year, the Subservicer shall prepare and deliver to the Depositor, the Issuer, the Servicer, the Sub-Administrator and the Administrator a statement of compliance addressed to the Depositor, the Issuer, the Servicer, the Sub-Administrator and the Administrator and signed by an Authorized Officer of the Subservicer, to the effect that (i) a review of the Subservicer’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Subservicer has fulfilled all of its obligations under this Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof and shall facilitate the delivery of any required statement of compliance by each subservicer.

Section 7.14 Report on Assessment of Compliance and Attestation.

(a) On or before March 20th of each calendar year, upon request from the Depositor or the Sub-Administrator acting as agent of the Administrator on behalf of the Issuer, the Subservicer shall:

(i) deliver to the Depositor, the Servicer and the Issuer a report (in form and substance reasonably satisfactory to the Issuer) regarding the Subservicer’s assessment of compliance with the Applicable Servicing Criteria during the immediately preceding calendar year. Such report shall be addressed to the Depositor, the Servicer and the Issuer and signed by an Authorized Officer of the Subservicer, and shall address each of the Applicable Servicing Criteria specified on a certification substantially in the form of Attachment E attached to this Agreement;

(ii) deliver to the Depositor, the Servicer, the Issuer and the Administrator a report of a registered public accounting firm reasonably acceptable to the Administrator, acting on behalf of the Issuer, that attests to, and reports on, the assessment of compliance made by the Subservicer and delivered pursuant to the preceding paragraph;

(iii) cause each subservicer appointed by the Subservicer and each Subcontractor, determined by the Subservicer to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB to deliver to the Depositor, the Servicer and the Administrator, acting on behalf of the Issuer, an assessment of compliance and accountants’ attestation as and when provided in paragraphs (1) and (2) of this Section; and

(iv) if requested by the Depositor, the Servicer, the Sub-Administrator or the Administrator, acting on behalf of the Issuer, not later than February 1 of the calendar year in which such certification is to be delivered, deliver to the Depositor, the Issuer, the Servicer, the Sub-Administrator, the Administrator and any other Person that will be responsible for signing the Sarbanes-Oxley Certification on behalf of an Issuer with respect to the related securitization transaction the Annual Certification in the form attached hereto as Attachment D.

The Subservicer acknowledges that the parties identified in clause A(4) above may rely on any certification provided by the Subservicer or any other subservicer appointed by the Subservicer pursuant to such clause in signing a Sarbanes-Oxley Certification and filing such with the Commission. Neither the Depositor nor the Sub-Administrator, acting as agent of the Administrator on behalf of the Issuer, will request delivery of the reports, attestations or certifications, as applicable, under clause A above unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K for the related calendar year.

Each assessment of compliance provided by a subservicer shall address each of the Applicable Servicing Criteria specified on a certification to be delivered to the Subservicer, the Servicer, the Depositor, the Issuer, and the Administrator on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor determined by the Servicer to be “participating in the servicing function” need not address any elements of the Applicable Servicing Criteria other than those specified by the Subservicer, the Servicer and the Issuer on the date of such appointment.

ARTICLE VIII

Section 8.1 Intended Third-Party Beneficiaries. The Issuer, the Owner Trustee, the Indenture Administrator, the Indenture Trustee, the Depositor and the Noteholders are, as applicable, intended third-party beneficiaries of Sections 3.1, 3.2, 3.4, 3.5, 4.1, 4.2, 4.3, 4.5, 4.7, 4.8, 4.9, 4.10, 4.11, 4.13, 4.14, 4.15, 4.17, 5.2, 5.5, 6.1, 6.2, 8.2, 8.3 and 8.4 of this Agreement and shall have the right, power and authority to enforce the provisions of these Sections as against the Subservicer, as such provisions relate to their interests in the Subserviced Student Loans, as though they were a party hereto. CBNA is a direct party to Sections 6.1, 7.1 and 7.10 of this Agreement and an intended third-party beneficiary of all other provisions of this Agreement and shall have the right, power and authority to enforce the provisions of this Agreement, as and to the extent such provisions or any breach thereof would reasonably be expected to result in CBNA having to make any indemnification payment with respect to this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Subservicing Agreement to be duly executed on their behalf by their duly authorized officers as of the date first above written.

THE STUDENT LOAN CORPORATION, as Servicer and Administrator

By:
Name:
Title:

CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION, as Subservicer

By:
Name:
Title:

ACKNOWLEDGED AND AGREED TO WITH RESPECT TO SECTION 6.1, 7.1 AND 7.10

CITIBANK, N.A., in its individual capacity

By:
Name:
Title:

ACKNOWLEDGED AND AGREED TO WITH RESPECT TO SECTIONS [3.1, 3.2, 3.4, 3.5, 4.1, 4.2, 4.3, 4.5, 4.7, 4.8, 4.9, 4.10, 4.11, 4.13, 4.14, 4.15, 4.17, 5.2, 5.5, 6.1, 6.2, 8.2, 8.3 and 8.4

CITIBANK, N.A., in its capacity as Indenture Administrator

By:
Name:
Title:

ACKNOWLEDGED AND AGREED TO WITH RESPECT TO SECTION 4.12

SLC STUDENT LOAN RECEIVABLES I, INC., as Depositor

By:
Name:
Title:

ATTACHMENT A

SUBSERVICER REPORTS

A-1

ATTACHMENT B

SERVICER LOCATIONS

The Student Loan Corporation

750 Washington Boulevard, 9th floor

Stamford, Connecticut 06901

(203) 975-6112

The Student Loan Corporation

99 Garnsey Road

Pittsford, New York 14534

Citibank (South Dakota) National Association

701 East 60th Street North

Lot 3, Block 3

Building 02/Floor 01/Zone 38

Sioux Falls, South Dakota 57117

(605) 331-7307

B-1

ATTACHMENT C

FORM OF CERTIFICATION TO BE

PROVIDED TO DEPOSITOR BY SUBSERVICER

CERTIFICATION

SLC Student Loan Trust 2009-A (the “Issuer”)

Student Loan Asset-Backed Notes (the “Notes”)

I, [identify the certifying individual], a [title] of Citibank (South Dakota) National Association (the “Subservicer”), certify to SLC Student Loan Receivables I, Inc. and the Servicer and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification (capitalized terms used herein without definition shall have the meanings assigned to such terms in the Amended and Restated Subservicing Agreement, dated as of [                    ], 201[  ] (the “Subservicing Agreement”), between SLC, as servicer (the “Servicer”) and the Subservicer), that:

1. I have reviewed the servicing reports or information relating to the Issuer delivered by the Subservicer to the Servicer and the Indenture Trustee covering [the fiscal year 20    ;]

2. Based on my knowledge, the servicing information in these reports delivered by the Subservicer, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by these servicing reports;

3. Based on my knowledge, the servicing information required to be provided to the Indenture Trustee by the Subservicer under the Subservicing Agreement for inclusion in the reports to be filed by the Indenture Trustee is included in the servicing reports delivered by the Subservicer to the Indenture Trustee;

4. I am responsible for reviewing the activities performed by the Subservicer under the Subservicing Agreement and based upon my knowledge and the annual compliance review required under Section 3.2(a) of the Administration Agreement with respect to the Servicer, and except as disclosed in the compliance certificate delivered by the Subservicer under Section 3.2(a) of the Administration Agreement, the Subservicer has fulfilled its obligations under the Subservicing Agreement in all material respects in the year to which such review applies; and

5. The reports disclose all significant deficiencies relating to the Subservicer’s compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the attestation standards established by the American Institute of Certified Public Accountants, as set forth in the Administration Agreement.

Dated:

Name:
Title:

C-1

ATTACHMENT D

FORM OF ANNUAL CERTIFICATION

Re: The Amended and Restated Subservicing Agreement entered into as of [                    ], 201[  ] (the “Agreement”), by and between The Student Loan Corporation, as Servicer and Citibank (South Dakota) National Association., as Subservicer.

I,                     , the                      of Citibank (South Dakota) National Association (the Subservicer), certify to the Administrator, on behalf of the Issuer, the Servicer and their respective officers, with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the servicer compliance statement of the Subservicer provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Subservicer’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Applicable Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Item 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the trust student loans by the Servicer during                      that were delivered by the Subservicer to the Administrator, on behalf of the Issuer, pursuant to the Agreement (collectively, the “Company Servicing Information”);

2. Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

3. Based on my knowledge, all of the Company Servicing Information required to be provided by the Subservicer under the Agreement has been provided to the Administrator, on behalf of the Issuer;

4. I am responsible for reviewing the activities performed by the Subservicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Subservicer has fulfilled its obligations under the Agreement in all material respects; and

5. The Compliance Statement required to be delivered by the Subservicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Subservicer and by any subservicer appointed by the Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Administrator, on behalf of the Issuer. Any material instances of noncompliance described in such reports have been disclosed to the Administrator, on behalf of the Issuer. Any material instance of noncompliance with the Applicable Servicing Criteria has been disclosed in such reports.

Dated:

Name:
Title:

D-1

ATTACHMENT E

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

[The assessment of compliance to be delivered by Citibank (South Dakota) National Association, as the Subservicer, shall address, at a minimum, the criteria identified below (the “Applicable Servicing Criteria”):]

Reference	Criteria	Applicability
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the Basic Documents.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the Basic Documents to maintain a back-up servicer for the Subserviced Student Loans are maintained.	N/A
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
Cash Collection and Administration
1122(d)(2)(i)

Payments on Subserviced Student Loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the Basic Documents.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the Basic Documents.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the Basic Documents.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the Basic Documents. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset- backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the Basic Documents; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the Basic Documents.

X

E-1

Reference	Criteria	Applicability
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the Basic Documents and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the Basic Documents; (B) provide information calculated in accordance with the terms specified in the Basic Documents; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of student loans serviced by the Subservicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the Basic Documents.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Subservicer’s investor records, or such other number of days specified in the Basic Documents.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on student loans is maintained as required by the Basic Documents or related student loan documents.	X
1122(d)(4)(ii)	Student loan and related documents are safeguarded as required by the Basic Documents	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the Basic Documents.	X
1122(d)(4)(iv)

Payments on student loans, including any payoffs, made in accordance with the related student loan documents are posted to the Subservicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the Basic Documents, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related student loan documents.

X
1122(d)(4)(v)	The Subservicer’s records regarding the student loans agree with the Subservicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s student loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the Basic Documents and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the Basic Documents.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a student loan is delinquent in accordance with the Basic Documents. Such records are maintained on at least a monthly basis, or such other period specified in the Basic Documents, and describe the entity’s activities in

X

E-2

Reference	Criteria	Applicability
monitoring delinquent student loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for student loans with variable rates are computed based on the related student loan documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s student loan documents, on at least an annual basis, or such other period specified in the Basic Documents; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable student loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related student loans, or such other number of days specified in the Basic Documents.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Subservicer at least 30 calendar days prior to these dates, or such other number of days specified in the Basic Documents.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Subservicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Subservicer, or such other number of days specified in the Basic Documents.	X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the Basic Documents.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the Basic Documents.	X

“References” above refer to are to Items in Subpart 229.1100 — Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss. 229.1100-229-1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33¬8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION, not in its individual capacity but solely as Subservicer

Date:

By:
Name:
Title:

E-3

ATTACHMENT F

LIMITED POWER OF ATTORNEY

WITNESSETH:

WHEREAS, The Student Loan Corporation, a Delaware corporation (the “Servicer”) and Citibank (South Dakota) National Association, a national banking association (“Subservicer”), are parties to the Amended and Restated Subservicing Agreement, dated as of [                    ], 2010; and

WHEREAS, pursuant to the Subservicing Agreement, the Subservicer will perform substantially all of the obligations and duties with regard to servicing of certain education loans (the “Subserviced Student Loans”) as provided therein; and

WHEREAS, in order to carry out its obligations under the Subservicing Agreement with respect to the Subserviced Student Loans, the Subservicer requires the power to perform certain acts, including, but not limited to, execution of promissory notes, assignment of notes to guarantors and filing of responses to bankruptcy notices, in the name of SLC Private Student Loan Trust 2009-A (the “Issuer”).

NOW THEREFORE, the Subservicer and the Issuer and the Owner Trustee agree:

1) That each of the Issuer and the Owner Trustee do hereby make and appoint Subservicer as its true and lawful attorney-in-fact to do all things necessary to carry out Subservicer’s obligations under the Subservicing Agreement with respect to the Subserviced Student Loans, including, but not limited to, the filing of proofs of claim with bankruptcy courts. This instrument shall be construed and interpreted as a limited power of attorney (the “Limited Power of Attorney”) and is not to be construed as granting any powers to Subservicer other than those necessary to carry out its obligations under the Subservicing Agreement with respect to the Subserviced Student Loans.

2) That this Limited Power of Attorney is effective as of [                ] [            ], 20[    ] and shall remain in force and effect until revoked in writing by the Issuer or the Owner Trustee or until the Subservicing Agreement is terminated. This instrument shall supplement but not replace the powers previously granted to the Subservicer in the Subservicing Agreement.

The undersigned, being duly authorized, has executed this Limited Power of Attorney as of [                ] [            ], 20[    ].

SLC STUDENT PRIVATE LOAN TRUST 2009-A, as Issuer WILMINGTON TRUST COMPANY, as Owner Trustee

By:
Name:
Title:

F-1

The undersigned, being duly authorized, accepts the foregoing Limited Power of Attorney for and on behalf of Subservicer, as of [                ] [            ], 20[    ].

CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION, as Subservicer

By:
Name:
Title:

F-2

ATTACHMENT G

Responsibilities of the Servicer

The Servicer:

•

Shall (i) execute and deliver all amendments to, consents and other approvals under the Basic Documents to which it is a party (or pursuant to which such consents or approvals of the Servicer may be required from time to time) at the written instruction and direction of the Subservicer and (ii) take such other action reasonably necessary to effect the purposes of this Agreement as the Subservicer may reasonably request in writing, in each case pursuant to Section 2.2(c).

•

Shall not exercise the Clean-Up Call except as directed in writing by the Subservicer and shall, if requested, exercise the Clean-Up Call, on behalf of and for the sole benefit of, the Subservicer pursuant to Section 2.3(a).

•	Shall cooperate with the Subservicer and the Indenture Administrator to provide the Subservicer with access to the Subserviced Student Loan Files pursuant to Section 3.4.

•

Shall provide written instructions on or before the Effective Date to the Owner Trustee to furnish the Subservicer (as designee of the Servicer) with any powers of attorney and other documents reasonably necessary or appropriate to enable the Subservicer to carry out its servicing and administrative duties under the Subservicing Agreement. (Section 4.1)

•

Subject to the terms of the Depositor Agreement, deliver to the Subservicer any reports or other information (including the Servicer’s annual statement of compliance described under Section 7.3 of the Servicing Agreement) required to be provided to the Subservicer to enable the Subservicer to make filings required by the Securities and Exchange Commission. (Section 4.11B)

•

Shall transmit immediately to the Subservicer any payment and any communications received at any time by the Servicer with respect to a Subserviced Student Loan (including requests or notices of loan cancellation, notices of borrower disqualification, letters, changes in address or status, notices of death or disability, notices of bankruptcy and forms requesting deferment of repayment or forbearance). (Section 4.12A)

•

Subject to the terms of the Depositor Agreement, shall cause the Administrator, on behalf of the Issuer (including any of its assignees or designees) to cooperate with the Subservicer by providing timely notice of requests for information under the provisions of the Subservicing Agreement relating to Regulation AB and by reasonably limiting such requests to information required, in the Issuer’s reasonable judgment, to comply with Regulation AB. (Section 8.1)

•

Subject to the terms of the Depositor Agreement, make all filings and provide any certifications, attestations and similar documents the Servicer is required to make or provide under the Servicing Agreement pursuant to Regulation AB.

G-1

Exhibit 3.3

Form of Master Servicing Agreement

EXHIBIT 3.3 TO THE

ASSET PURCHASE AGREEMENT

AGREEMENT FOR EDUCATION LOAN SERVICING

This Agreement for Education Loan Servicing (the “Agreement”) is made as of the [            ] day of [                    ], 2010, between CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION, a national banking association having its principal place of business at Sioux Falls, South Dakota (the “Service Provider”) and CITIBANK, N.A., a national banking association having its principal place of business at New York, New York (the “Customer”).

WHEREAS, the Service Provider has developed systems and processes to originate and service both non-federally-guaranteed and federally insured student loans as well as consumer loans made to finance educational costs, including student loans made under Title IV, Part B of the Higher Education Act of 1965, as amended (collectively referred to as “Education Loans”) in accordance with the laws, rules and regulations applicable to those loans;

WHEREAS, Customer acquires and services Education Loans from third party lenders;

WHEREAS, Service Provider shall act as sub-contractor with respect to those Education Loans which Customer places with Service Provider for services in situations where Customer is a primary contractor for a third party lender with respect to such loans;

WHEREAS, Service Provider shall perform for Customer all services in accordance with generally established procedures and industry standards and practices, including specifically the Origination, Customer Service, and Default Management services specified in Exhibit A attached to this Agreement and made a part hereof by reference, and

WHEREAS, the Service Provider has agreed to make available to the Customer, and the Customer wishes to receive, the Origination, Customer Service and Default Management services described in Exhibit A (collectively the “Services”),

THEREFORE, in consideration of these mutual promises and covenants contained herein, the parties agree that the terms and provisions of this Agreement for Education Loan Servicing be stated as follows:

1.	Services to Be Performed.

The Service Provider shall perform the Services for Customer as an independent contractor on a non-exclusive basis. Unless stated explicitly, nothing contained herein shall be deemed to create any partnership, joint venture, or relationship of principal and agent between the parties hereto or any of their affiliates or subsidiaries, or to provide either party with any right, power or authority, whether express or implied, to create any duty or obligation on behalf of the other party. Such Services shall be rendered in a professional manner and shall meet acceptable quality measurements, performance levels, and other standards as the parties may agree upon from time to time.

2.	Subcontractors.

The Service Provider may retain a subcontractor or subcontractors to perform any number of Services on behalf of the Customer with the Customer’s approval. The Service Provider will be responsible for the subcontractor’s actions and shall ensure that the subcontractor(s) is subject to and complies with all of the terms and conditions of this Agreement. If the Service Provider retains a subcontractor or subcontractors, the Service Provider remains responsible for compliance with laws, regulations, policies, procedures and quality standards.

3.	Fees and Expenses.

(a)	As compensation for the Services, the Customer shall pay to the Service Provider the fees as set forth in this Agreement and/or such other exhibits made part of this Agreement. All fees will not exceed the fair value of the Services. All invoices shall be paid within thirty (30) days from receipt of periodic invoices. All invoices submitted to the Customer shall itemize the Services provided and the corresponding fees charged in accordance with the fee schedules set forth in this Agreement as Exhibit B. In accordance with the express terms of this paragraph and Paragraph 20 of this Agreement, Service Provider and Customer acknowledge that Customer shall be solely responsible for compensation of the Services provided.

(b)	The parties acknowledge that certain costs and expenses of the Service Provider may increase or decrease at times throughout the term of this Agreement. The parties also recognize that this Agreement may be in force for a considerable period of time and it is impractical to construct an automatic cost adjustment provision into the Agreement.

Notwithstanding the foregoing, the Service Provider is entitled to an increase in the Service Fees for certain uncontrollable costs. To initiate such an increase, the Service Provider must give Customer a written notice specifying the proposed increase or increases together with an explanation of the uncontrollable costs on which they are based. Such increases shall be effective immediately after such notice is given, unless the parties agree on another effective date or the Customer gives timely notice of non-acceptance under subparagraph (c) below. Uncontrollable costs are limited to postage costs, telecommunication costs, wages, facilities, software and hardware upgrades, equipment upgrades, and costs related to material changes to the Services performed arising from changes to The Higher Education Act, guaranty agency rules and regulations (federal or private insurer), FFEL program regulations, or similar authority under which Education Loans are made. Service Provider and Customer shall negotiate in good faith the amendment of Exhibit B to reflect the increase in Service Fees.

(c)	In the event the Customer does not accept the proposed modification in fees or expenses, it shall provide written notification to the Service Provider within thirty (30) days of its receipt of Service Provider’s notice of the proposed increase. If the parties thereafter fail to reach agreement on an increase or modification of the Service Fees, the Service Provider may, within 90 days after giving its notice of increase to Customer, give written notice of termination of this Agreement. The termination will take effect 270 days after the Service Provider’s notice of increase, or such other date as is mutually agreed to by the parties. Notwithstanding Customer’s non-acceptance of the fee increase, Service Provider’s proposed modification in fees or expenses shall take effect 180 days after Service Provider’s notice of termination and such amended pricing shall be in effect from that date until this Agreement is terminated.

Service Provider and Customer acknowledge that Education Loans are difficult to service and that conversion of such loans to another loan servicer is time consuming and difficult. The parties agree that extensive time periods for notice and termination, in addition to Customer’s obligation to pay increased servicing fees after notice of termination, are a reflection of the difficulty and time necessary to convert Education Loans to another loan servicer. Customer is responsible for all direct conversion costs should both parties agree to terminate the Agreement.

(d)	In the event that a notice period or time period for termination of this Agreement shall extend beyond the termination date or any subsequent termination date described in Paragraph 5(a), the termination date of this Agreement will be the later of the dates.

4.	Responsibilities of the Parties.

(a)	The Service Provider shall perform the Services subject to applicable laws, regulations, policies, procedures, quality measurements, performance levels, and other standards as described in Exhibit C.

The Customer and Service Provider may amend Exhibit C at any time upon mutual consent to include those quality measurements, performance levels, and other standards reasonably necessary to guide the Service Provider in its performance of the Services required by the Agreement. In addition, in the case of a significant and unusual event, the Customer and Service Provider can negotiate a temporary adjustment to the affected service standards and fees that may result. The Service Provider may require that the Customer pay additional fees if the required additional services materially increase Service Provider’s cost of providing the Services, in accordance with the procedure set forth in Paragraph 3.

(b)	The Customer retains the processes and functions not set forth on Exhibit A. Service Provider and Customer may amend Exhibit A upon mutual agreement or if necessary to facilitate Service Provider’s performance of the Services required by this Agreement.

5.	Term and Termination.

(a)	This Agreement will be for a term of 1 year from the date hereof; provided however, that this Agreement will be extended for successive one (1) year periods unless either party, by written notice to the other, shall give at least 180 days prior notice of its intention to terminate the Agreement at the end of the current contract year, in which case there shall be no automatic extension. Termination in accordance with this paragraph will be without penalty to either party. Both parties will remain responsible for their respective obligations with regard to actions, events, and services received or rendered prior to the date such termination becomes effective.

(b)	Either party shall have the right to immediately terminate this Agreement by giving the other written notice if (i) a person owning more than 50% of the voting shares of the other party ceases to own more than 50% of the voting shares of the other party; (ii) the other party shall be wound up, go into liquidation, or for any other reason shall cease or threaten to cease to carry on its business or shall transfer its business; or (iii) a decree or order by a court or governmental agency or authority shall be entered for the appointment of a conservator, receiver or liquidator for the other party in an insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding, or the other party shall consent to such appointment. Termination under this subparagraph shall be effective 270 days after Customer’s written notice to Service Provider, and upon 270 days after Service Provider’s written notice to Customer.

(c)	If either party materially breaches the terms or duties imposed upon it by this Agreement, the non-breaching party may, at its option, give the other party at least thirty (30) days written notice of the breach. The notice shall specify the nature of the breach. If, at the end of the notice period, the breaching party has not remedied the breach then the Agreement may be terminated by the non-breaching party by notice given within 90 days after the expiration of the notice period specifying a termination date satisfactory to the non-breaching party, provided however, that any termination under this paragraph shall not prejudice the rights of either party against the other.

(d)	In the event that any notice period or time period for termination of this Agreement under any subparagraph of this Paragraph 5 shall extend beyond the termination date or any subsequent termination date described in Paragraph 5 (a), the termination date of this Agreement will be the later of the respective dates.

6.	Compliance with Laws.

Each party hereto agrees that it shall comply with all applicable federal, state and local laws, ordinances, codes and regulations in the performance of its obligations or receipts of Services under this Agreement, including obtaining the necessary permits and certificates where required. The parties agree to comply with all laws and executive orders relating to equal opportunity or non-discrimination as applicable. If at any time during the term of this Agreement, a party is informed or information comes to its attention that it is or may be in violation of any law, ordinance or code (or if it is so determined by any court, tribunal or other authority), that party shall immediately take all appropriate steps to remedy such violation and comply with such law, regulation, ordinance or code in all respects. Further, each party to this Agreement shall establish and maintain all proper records (particularly, but without limitation, accounting records) required by any law, code of practice or corporate policy applicable to it from time to time.

7.	Audit.

Customer shall have the right, during normal business hours, to inspect Service Provider’s books and records that pertain to the Services rendered in order to verify the amount and calculation of such fees. Service Provider shall keep adequate records of its Services hereunder. Each party shall pay its own respective costs and expenses in connection with this provision. Customer shall have the same right, during normal business hours, to inspect, audit, and confirm Service Provider’s compliance with the laws, regulations, policies, procedures, and service quality standards set forth in Exhibit C and as such may be amended from time to time.

8.	Indemnification.

(a)	Each party to this Agreement shall indemnify and hold harmless the other party and any of its directors, officers, employees, agents, and subcontractors from and against any action or threatened action, suit or proceeding arising out of or as a result of, the indemnifying party’s performance under this Agreement and against any and all claims, expenses, losses or damages (including reasonable attorneys’ fees that result from the actions or inaction of the indemnifying party); provided, however, that in no event shall a party to this Agreement be obligated for any claims, expenses, losses, or damages resulting from the negligent or willful acts or omissions of the other party, its agents, employees or subcontractors.

(b)	A party seeking indemnification under this Agreement shall (i) give prompt written notice to the indemnifying party as to the existence of the indemnifiable event, (ii) provide such information, cooperation and assistance as may reasonably be necessary for the defense of such action or claim and (iii) grant full authority to the indemnifying party to defend or settle such action or claim. A party seeking indemnification shall not compromise or settle any action or claim without the consent of the indemnifying party.

(c)	In the event that Service Provider shall take any action in connection with the Services or other responsibilities under this Agreement (whether or not such action constitutes negligence), or fails to take any action required under this Agreement which causes any serviced loan in Customer’s portfolio to require an interest or principal adjustment, or to be denied the benefits of any applicable guaranty or insurance, Service Provider shall have a reasonable time to cause such benefits to be reinstated. If such benefits are not reinstated within 4 months of denial or termination of guaranty or insurance benefits, Service Provider shall, subject to the limitations of subparagraphs (d), (e), (f) and (g) of this Paragraph 8, pay to Customer an amount equal to the outstanding principal balance plus all accrued interest through the date of the original loss of benefits, less the amount subject to any lender risk sharing under either the FFEL program or any private program.

(d)	Service Provider and Customer acknowledge that servicing errors can occur during the ordinary course of business which can cause loss of guaranty or insurance benefits, operating losses and interest adjustments and are included within the pricing set forth in Exhibit B. Service Provider’s liability arising under Paragraph 8(c) shall begin to accrue when operating losses that are directly attributable to the Service Provider’s actions, on an annual basis (calculated monthly), exceed .026 of 1% (2.6 basis points) times the average dollar balance of Education Loans in repayment status; and when Adjustment and Refunds on an annual basis (calculated monthly) exceed .018 of 1% (1.8 basis points) times the average dollar balance of Education Loans in repayment status.

(e)

Service Provider’s maximum liability for a Single Occurrence (as defined below) shall be limited to an amount equal to the average of monthly compensation paid to date during the term of this Agreement. Service Provider’s maximum liability for indemnification for multiple Single Occurrences under this

Paragraph 8 during any one calendar year shall be limited to an amount equal to the total compensation paid by Customer to Service Provider for the calendar year. In the event the total number of months during the calendar year is less than twelve, the maximum liability shall not exceed the average of monthly compensation multiplied by twelve. For purposes herein, the term “Single Occurrence” shall mean an event pursuant to which loses resulting from a single action or inaction do not exceed the average monthly compensation paid to date by Customer to Service Provider during the term of this Agreement. Service Provider shall pay to Customer any amounts owed under this subparagraph (e) within 90 days of the date on which a final determination is made regarding Customer’s right to indemnification hereunder.

(f)	Service Provider’s liability for indemnification for a “Catastrophic Event” (as defined below) under this Paragraph 8 shall not be limited to the average of monthly compensation paid to date by Customer to Service Provider during the term of this Agreement. Instead, Service Provider shall compensate Customer for all losses resulting from the Catastrophic Event within 90 days of the date on which a final determination is made regarding Customer’s right to indemnification hereunder, provided, however, that, Service Provider shall increase the fees charged Customer under Paragraph 3 herein by an incremental ten percent (10%), until such time as Service Provider has been fully compensated by such incremental ten percent (10%) for the losses incurred hereunder which are in excess of the average of monthly compensation resulting from the Catastrophic Event. For purposes herein, the term “Catastrophic Event” shall mean an event pursuant to which losses, incurred from a Single Occurrence or loss that may relate to a recurring series of losses which are the result of a single action or inaction, exceed the average monthly compensation owed by Customer to Service Provider paid to date during the term of this Agreement.

(g)	In the event of a termination of this Agreement prior to the full repayment of any amounts owed under this Paragraph 8, Customer agrees to pay a termination fee to Service Provider taking into consideration any amounts of unpaid balance owed by either party to the other under the terms of this Paragraph 8.

(h)	Any remedies for breach by Service Provider shall be limited to this Paragraph 8. In no event shall Service Provider be liable under any theory of tort, contract, strict liability or other legal or equitable theory for any lost profits, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is hereby excluded by agreement of the parties. Any action for the breach of any provision of this Agreement shall be commenced within one (1) year from the date of such breach.

(i)	Notwithstanding anything to the contrary set forth in this Paragraph 8, with respect only to the services to be performed which are set forth in Schedule 2 of Exhibit A attached hereto, Service Provider provides no guarantee to Customer for such services performed by a third party vendor, nor is Service Provider responsible for any losses incurred by Customer due to third-party vendor performance; however, the indemnification provisions set forth in Paragraph 8 of this Agreement shall remain effective in all respects with respect to any additional services to be performed by the Service Provider for Customer set forth in Schedule 2 to Exhibit A to this Agreement. Each of the parties hereto acknowledge and agree that Service Provider shall indemnify Customer for any claims arising out of or as a result of Service Provider’s performance of all such additional services or the failure to perform such additional services, all as more particularly set forth in Paragraph 8 of this Agreement.

9.	Confidentiality.

The Customer and the Service Provider agree that all information provided pursuant to this Agreement by each party to the other party is confidential and proprietary information of the disclosing party, including non-public personal information regarding customers of Service Provider or Customer. No party to this Agreement shall use any information provided by the other party for any purpose other than as permitted or required for performance under this Agreement or as provided by applicable law, including without limitation, the provisions of Title V of the Gramm-Leach-Bliley Act (P.L. 106-102). Each party agrees not to disclose or provide any information provided by the other party to any third party, with the exception of (i) directors, officers, employees, attorneys, and auditors (collectively “employees”) of the party or its affiliates or subsidiaries who have a need to know in the course of performing, receiving, or reviewing the performance of Services under this Agreement and are bound to retain the confidentiality of the information, and (ii) vendors, subcontractors, and other service providers (collectively “vendors”) who are necessary for the Service Provider to provide services to the Customer or for the Customer to coordinate its operation with those of the Service Provider under this Agreement, and are bound to retain the confidentiality of the information without the express written consent of the other party, and each party agrees to take all reasonable measures, including, without limitation, measures taken by each party to safeguard its own confidential information to prevent any such disclosure by employees and vendors. In no event shall the Customer divulge to any third party the contents in any invoices/charge documentation that it receives from the Service Provider without the written consent of the Service Provider, except as otherwise provided by law or regulation. Nothing provided herein shall prevent any party to this Agreement from disclosing information to the extent the information (i) is or hereafter becomes part of the public domain through no fault of that party; (ii) is rightfully received from or furnished to a third party without similar restriction of the third party’s rights; (iii) is independently developed by it; (iv) is disclosed pursuant to requirements of law; or (v) is already known to it. If either party to this Agreement hires another person to assist it in the performance of this Agreement, or assigns any portion of its responsibilities or obligations under this Agreement to another person, the assigning or delegating party shall cause its assignee or delegate to be bound to retain the confidentiality of the information.

10.	Assignment.

Either party may assign any of its rights or delegate any of its obligations or responsibilities under this Agreement with the prior written consent of the other, which consent shall not to be unreasonably withheld. The parties expressly anticipate that either party may assign such obligations and responsibilities to any of its subsidiaries or affiliates having reasonably adequate resources to perform the obligations and undertake the responsibilities under this Agreement. All assignments shall be evidenced by an assignment document executed in a form to be provided by the Customer. All terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and authorized assigns, and no other person or entity shall have any rights or beneficial interests herein or hereunder.

11.	Corporate Authority; Further Assurances.

(a)	Each party to this Agreement represents and warrants that the execution and performance of this Agreement is authorized by its charter or articles of association and by its board of directors and that this Agreement has been duly executed by its officer so authorized, and agrees to furnish the other party with satisfactory evidence of same upon request. Each party to this Agreement agrees to negotiate in good faith the execution of such other documents or agreements as may be necessary or desirable for the implementation of this Agreement and the effective execution of the transactions contemplated hereby, and will continue to do so during the term of this Agreement.

(b)	Each party to this Agreement represents and warrants that there are no actions, suits or proceedings existing, pending, or to the knowledge of either party to this Agreement threatened against or affecting either party before any court, arbitrator, governmental or administrative body or agency, that might affect the validity or enforceability of this Agreement or that might result in any materially adverse effect on either party’s ability to perform its obligations hereunder. The performance of this Agreement by each party will not violate, result in breach of, or conflict with (i) its charter, articles of association, by-laws or any agreement to which it is a party or will be bound, and (ii) any law, rule, regulation, order, judgment, or decree binding on such party.

12.	Notices.

All notices and other communications under this Agreement, (including any invoices) shall be sent prepaid to the appropriate party at the following address via overnight delivery service, inter-office courier, United States Postal Service, or by facsimile or other electronic mail if the party includes its facsimile or electronic mail address below:

SERVICE PROVIDER:

Citibank (South Dakota) National Association

[ADDRESS]

Fax Number: [                    ]

Attention: [                    ]

CUSTOMER:

Citibank, N.A.

[ADDRESS]

Fax Number [                    ]

Attention: [                    ]

13.	Contingency Plan.

Service Provider agrees to develop necessary business interruption and disaster contingency plans which will meet with all required continuity of business standards applicable to either Service Provider or Customer (with respect to the Services), and will work with Customer to coordinate the continuity of business planning to ensure that all foreseeable business interruptions are minimized so as not to disrupt Customer’s business.

14.	Regulatory.

Each party to this Agreement agrees that at the request of the other it will permit the banking or other state or federal supervisors, applicable FFEL program guaranty agencies, and applicable insurance companies to examine the servicing relationship between the parties pursuant to this Agreement and the performance of and the records of the Services.

15.	Entire Agreement.

This Agreement is the sole agreement between the parties with respect to the provision of the Services, and supersedes all prior oral or written agreements for the Services. This Agreement may be signed in counter-parts, either in original form or in the form of facsimile copies, all of which taken together shall constitute one instrument.

16.	Amendment.

This Agreement, including all Exhibits and Schedules, may be modified only by a written agreement signed by each of the parties hereto. Notwithstanding the requirement that all amendments be in writing, amendments to this Agreement, its Exhibits or Schedules, may take the form of electronic communication between the parties through their respective authorized representatives. Such amendments may be deemed signed by electronic means through an electronic message of acknowledgment in a form agreeable to the parties.

17.	Force Majeure.

Neither party to this Agreement shall be liable for delays or failure in its performance hereunder caused by any act of God, war, strike, labor dispute, work stoppage, fire, act of government, or any other cause, whether similar or dissimilar, beyond the control of that party and beyond COB planning requirements.

18.	Severability.

If any provision of this Agreement is deemed to be illegal, invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected, and this Agreement shall continue in full force and effect unless such provision was an essential element of the agreement of the parties or the enforcement of the remaining provisions would place an unfair or disproportionate burden on or result in an unfair enrichment of one of the parties.

19.	Federally-insured Loans.

References in this Agreement to the Department of Education, Secretary of Education, FFEL program, FFELP, guarantors, guarantee agencies and guarantor agreements shall only apply to federally-insured student loans covered under this Agreement.

20.	Governing Law.

This Agreement will be governed by and construed in accordance with the internal laws of the State of South Dakota.

IN WITNESS WHEREOF, the Service Provider and Customer have caused this Agreement to be executed as of the date first written above.

CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION

(Signature)

Name and Title

CITIBANK, N.A.

(Signature)

Name and Title

ATTACHMENTS:

Exhibit A:	Services to be provided
	Schedule 1	Services Provided
	Schedule 2	Services relating to Outsourcing to Third Party Vendors

Exhibit B:	Pricing

Exhibit C:	Service Quality Standards Required of Service Provider

EXHIBIT A

SERVICES TO BE PROVIDED

SCHEDULE 1

SERVICES TO BE PROVIDED

ORIGINATIONS AND CASH DISBURSEMENTS

Management of all student loan origination processes. These processes include, but are not limited to: 1) the receipt and processing of written, faxed and electronically submitted applications, 2) communication of the approval or denial of the loan application(s), 3) underwriting of credit based loans, 4) exception processing of incomplete applications (arising from missing information or documents) and other problem resolution, 5) management and control of the various transmissions of information and loan proceeds disbursement, 6) guarantor reporting, and 7) loan refund and cancellation processes. It is understood that the student loan origination processes include current and future multiple channels and multiple products as well as all processes involved in the processing of these products. Project support in the form of testing, business analysis and project management will be provided as required by the Customer.

CUSTOMER SERVICE

All traditional student loan servicing after loan origination, originating support / fulfillment, and retention processes. Service Provider to provide the management and handling of incoming telephone calls, correspondence (written and electronic) for all products, current and future, and accompanying paper defined as requests for service (whether from students, parents, schools, guarantor agencies, the federal Department of Education, or others in the ordinary course of the student lending business) including, for example and without limitation, deferments, change of addresses, notices of graduation date changes, NIVR management, credit bureau reporting, and servicing calls for all channels and loan products offered including new channels and products mandated by law or regulation or developed by Customer. From time to time, the Servicer’s phone unit may be utilized for marketing campaigns. These campaigns will be mutually agreed to at the time of inception and charged back with the same methodology as any other service. An appropriate secured storage location will be provided for the storing and oversight of paper documents related to student loans (e.g., Promissory Note vault). Provide workforce management support for volume forecasting, capacity planning, staffing planning and ongoing monitoring of performance levels. Project support in the form of testing, business analysis and project management will be provided as required by the Customer.

EXHIBIT A

SERVICES TO BE PROVIDED

DEFAULT MANAGEMENT

All the servicing related to the handling and management of delinquent accounts together with compliance with all the due diligence in collection requirements for the FFEL and private loan products. In addition to collection management, Service Provider will provide management and handling of recoveries, litigation coordination, pre-repayment calling, and the handling, and filing of all default claims to FFEL guarantor agencies or private insurers. The level of servicing provided shall be no less than that required by applicable law, regulation, or insurance agreement, but emphasis shall be placed upon managing the portfolio such that underlying causes of delinquency are minimized to the extent possible. Strategies to achieve maximum performance of the portfolio must be mutually agreed upon by the Service Provider and Customer. Project support in the form of testing, business analysis and project management will be provided as required by the Customer.

PRIORITY SERVICES

All of the servicing related to the handling and management of Financial Aid Administrator (FAA) and Sales Account Manager operational processes. These processes include, but may not be limited to: 1) Inbound FAA phone calls to be supported by Customer Service, and 2) FAA or Sales Account Manager email and correspondence. Other special processes related to FAA servicing may be added, provided Customer and Service Provider concur. Project support in the form of testing, business analysis and project management will be provided as required by the Customer.

HUMAN RESOURCES

Provide human resource generalist and employee relations support.

EXHIBIT A

SERVICES TO BE PROVIDED

SCHEDULE 2

SERVICES TO CUSTOMER FOR OUTSOURCED THIRD PARTY VENDORS

Service Provider may provide services to Customer with respect to processes that Customer outsources to third party vendors. Processes shall include but are not limited to:

1.	Default management: Pre-repay, pre-delinquency, and early low-risk delinquency calls to FFELP and CitiAssist borrowers and co-signers

2.	Customer Service: Email management, Credit Disputes, Address Changes, Indexing, CAM and Phone Referrals, Enrollment and Non-Enrollment deferment and forbearance processing, and Inbound servicing and origination phone calls

3.	Origination data entry and application processing.

Other processes may be added to this list, provided both parties concur on process and selection of third party vendor. Priority Services processing not to be considered for movement to any outsourced third party vendor.

Services shall include:

1.	Monitoring and evaluation for quality standards
2.	MIS collection and distribution
3.	Periodic process improvement reviews
4.	Risk Control Self Assessment

Evaluation/management tools required by Service Provider shall be provided by Customer at its cost. Service Provider will evaluate the services being provided by third-party vendors to Customer against established standards. Reports of these evaluations will be sent to Customer on a periodic basis. Major issues will be sent to Customer as soon as they are identified.

EXHIBIT B

FEES AND COMPENSATION

Service Provider and Customer acknowledge that each operates its respective business operations based, among other things, upon financial forecasts of the revenue and/or expense of the respective components of their businesses. During the course of each fiscal year, Service Provider and Customer each make changes to their financial forecasts based upon the volume of business activity, changes in costs, business improvement projects, funding costs, business environment and numerous other factors. Therefore, Service Provider and Customer have agreed to negotiate an agreed upon financial and business forecast from which to base the compensation due Service Provider from Customer. Compensation will be based on the Service Provider’s actual marginal cost as defined below.

Price Determination

Beginning with the [                    ] calendar quarter of [                    ] and ending with the termination of the Agreement, Service Provider and Customer agree the compensation for the Services to be provided under this Agreement For Education Loan Servicing, shall be determined by adding 10% to Service Provider’s actual marginal cost, provided however, that such amount shall not exceed Service Providers fully loaded cost. “Marginal cost” for the purposes of this Paragraph shall mean Service Provider’s marginal cost as agreed in writing by the parties. The parties acknowledge that Service Provider’s marginal cost generally means its direct costs less general overhead and administration expenses allocated to the provision of the Services. A business forecast based on marginal cost will be provided on a quarterly basis for budget purposes. Charges will be billed one month in arrears to allow for the calculation of actual marginal costs.

Documentation

Notwithstanding the requirement that all amendments be in writing, amendments to the marginal cost or adjustments thereto may take the form of electronic or facsimile communication between the parties through their respective authorized representatives. Such amendments may be deemed signed by electronic means through an electronic message of acknowledgment in a form agreeable to the parties.

Dispute Resolution

In the event that a dispute with respect to the fees and compensation due Service Provider shall arise and not be resolved in accordance with the Service Agreement, Service Provider and Customer shall each appoint two representatives to resolve the dispute.

EXHIBIT C

SERVICE QUALITY AND TIMELINESS STANDARDS REQUIRED OF SERVICE PROVIDER

PROCESS	STANDARD	% IN STD	QUALITY FACTOR

ORIGINATION
Origination Document on system (Data Entry)	2 business days	95%	97%
Non Origination Documents on the System (Data Entry)	Indexing 8 business days References 8 business days	95%	97%
CitiAssist Applications	5 days	95%	97%
FFELP (Stafford and Plus)	10 days	100%	97%
FFELP Plus Pre Screen	1 hour	95%	97%
Document Control	Quality Only –Timeliness included in DE Standard	N/A	97%
Problem Applications	5 business days	95%	97%
Loan Consolidation – Outgoing Lender Verification Certificates (LVCs)	10 business days	100%	97%
Underwriting Credit Review – Manual	3 business days	95%	97%
Underwriting Correspondence Inquiries	5 business days	95%	97%
Underwriting Verifications	3 business days	95%	97%
Loan Consolidation – CLASS Application Review	5 business days	95%	97%
Investigations	10 days	90%	97%
Cash Disbursement – Check and Mastercheck Disbursements sent (includes reconcilements)	End of next business day	98%	N/A
EFT Disbursements	End of next business day	98%	N/A
Cancellations / Refunds	1 business day	99%	98%

CUSTOMER SERVICE PHONES
Customer Service Service Level	Answered in 25 seconds	75%	96%
Abandoned Calls	2%	N/A	N/A
Average Seconds to Answer (ASA)	25 seconds	N/A	N/A

EXHIBIT C

SERVICE QUALITY STANDARDS REQUIRED OF SERVICE PROVIDER

PROCESS	STANDARD	% IN STD	ACCURACY STANDARD

CUSTOMER SERVICE PAPER
Service Inquiries (Correspondence and Address Changes)	7 days	95%	97%
Internet Correspondence Response – Front End	2 days	95%	97%
Internet Correspondence Response – Back End	5 days	95%	97%
Investigations (Levels I, II, III, V, and VI)	10 days	90%	97%
SSCRs processed – Manual	25 days	95%	97%
Grad Date Rejects – Borrower initiated	7 days	95%	97%
Grad Date Rejects – Non Borrower initiated	25 days	95%	97%
Manifest Rejects	25 days	95%	97%
Credit Disputes / Appeals	7 days	95%	97%
Deferment Processing	8 days	95%	97%
Pre-claim Rejects	30 days	98%	97%
Delinquent Claim Review	330 days	98%	97%
Death and Disability Claims	45 days	98%	97%
Claims Payments	15 days	95%	97%
Bankruptcy Claims	30 days	100%	97%
Return Claims – Non Bankruptcy	30 days	95%	97%
Return Claims – Bankruptcy	30 days	100%	97%
Proof of Claim – BK Claims	30 days	100%	97%
Supplemental Claims	60 days	95%	97%
Private Loan Delinquent Claim Review	180 days	98%	97%

RISK
Outbound Collection Calls	Minimum of 1 call per bucket if contact, 2 calls per bucket if no contact.	100%	97%
Inbound Collection Calls – Service Level	Answered in 20 seconds	80%	97%
Average Seconds to Answer (ASA)	20 seconds	N/A	N/A
Skip Trace	10 days from notification	100%	97%
covery Cure Process	150 days	100%	97%

PRIORITY SERVICES

PS – Service Level	Answered in 25 seconds	75%	97%
Average Seconds to Answer (ASA)	25 seconds	N/A	N/A
Abandoned Calls	2%	N/A	N/A
Email	1 business day	95%	97%
Correspondence	5 days	95%	97%
Investigations	10 days	95%	97%

All days in calendar days unless otherwise noted.

EXHIBIT 3.4 TO THE

ASSET PURCHASE AGREEMENT

SLC PRIVATE STUDENT LOAN TRUST 2009-A

SUB-ADMINISTRATION AGREEMENT

Dated as of [                    ], 201[    ]

between

CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION,

as Subservicer and Sub-Administrator

and

THE STUDENT LOAN CORPORATION,

as Servicer and Administrator

D-i

D-ii

SUB-ADMINISTRATION AGREEMENT

This Sub-Administration Agreement, dated as of [                    ], 201[    ] (this “Agreement”), between CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as subservicer (in such capacity, the “Subservicer”) and as sub-administrator (in such capacity, the “Sub-Administrator”), and THE STUDENT LOAN CORPORATION, not in its individual capacity but solely in its capacity as servicer (in such capacity, the “Servicer”) and as administrator (in such capacity, the “Administrator”).

RECITALS

WHEREAS, SLC Private Student Loan Trust 2009-A (the “Issuer”) has issued (i) its Student Loan Asset-Backed Notes (collectively, the “Notes”) pursuant to the Indenture, dated as of August 13, 2009 (the “Indenture”), among the Issuer, U.S. Bank National Association, not in its individual capacity but solely as the indenture trustee (the “Indenture Trustee”), Citibank, N.A. (“CBNA”), not in its individual capacity but solely as the indenture administrator (in such capacity, the “Indenture Administrator”), and (ii) a Trust Certificate (the “Trust Certificate”) pursuant to the Trust Agreement, dated as of July 29, 2009, between the Depositor and Wilmington Trust Company, not in its individual capacity but solely in its capacity as owner trustee (in such capacity, the “Owner Trustee”), as amended and restated by the Amended and Restated Trust Agreement, dated as of August 13, 2009 (the “Trust Agreement”);

WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes and the Trust Certificate, including the Trust Agreement, the Servicing Agreement, the Sale Agreement, and the Indenture;

WHEREAS, pursuant to certain Basic Documents, the Issuer is required to perform certain duties in connection with (a) the Notes and the Collateral therefore pledged pursuant to the Indenture and (b) the Trust Certificate;

WHEREAS, the Administrator and the Servicer perform certain of the duties of the Issuer referred to in the preceding clause, and provide such additional services consistent with the terms of the Administration Agreement dated as of August 13, 2009 (the “Administration Agreement”) (attached hereto as Attachment D) among the Issuer, SLC Student Loan Receivables I, Inc., as depositor (the “Depositor”), the Administrator and the Servicer and the other Basic Documents as the Issuer may from time to time request; and

WHEREAS, the Administrator desires to have the Sub-Administrator perform all such duties of the Issuer referred to in the preceding two clauses, and to provide such additional services consistent with the Administration Agreement, and the Sub-Administrator is willing to obligate itself to undertake to fulfill such duties and services, effective as of the date hereof;

WHEREAS, the Subservicer and the Servicer have entered into a Subservicing Agreement, dated as of the date hereof, pursuant to which the Subservicer has agreed to fulfill certain servicing obligations with respect to the Trust Student Loans and certain of those servicing obligations facilitate the fulfillment by the Administrator and the Sub-Administrator of their respective obligations under this Agreement;

WHEREAS, (i) pursuant to the Administration Agreement, the Administrator, subject to satisfaction of the Notice Condition may appoint a sub-administrator at any time and (ii) the Notice Condition has been satisfied with respect to the Sub-Administrator;

WHEREAS, the Sub-Administrator and the Subservicer each have the capacity to provide the services required of them hereby and are each willing to perform such services for the Issuer on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Sub-Administrator, the Administrator, the Subservicer and the Servicer hereby agree as follows:

ARTICLE I

Section 1.1 Definitions and Usage. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used herein but not otherwise defined in this Agreement (including Recitals) shall have the meanings ascribed thereto in Appendix A to the Indenture, which also contains rules as to usage that shall be applicable herein.

All references herein to the Sub-Administrator and its performance of any of the obligations of the Issuer under this Agreement and any of the other Basic Documents refer to the Sub-Administrator acting on behalf of the Administrator in accordance with the terms of this Agreement.

Whenever used in this Agreement, the following words and phrases shall have the following meanings unless the context otherwise requires:

“Effective Date” means the date hereof.

“Initial Distribution Date” means the first Distribution Date occurring after the calendar month of the Effective Date.

“Sub-Administrator Default” has the meaning given to such term in Section 6.1.

“Sub-Administration Fee” means the compensation paid to the Sub-Administrator for its services hereunder, which, with respect to each Distribution Date beginning with the Initial Distribution Date, shall equal the Administration Fee received by the Administrator or its designee with respect to such Distribution Date; provided that with respect to the Initial Distribution Date, the Sub-Administrator will be entitled only to a pro rata portion of the Sub-Administration Fee for the number of days in the preceding calendar month from, and including, the Effective Date to, but excluding, the last day of such month.

ARTICLE II

Section 2.1 Effective Date. This Agreement shall not be effective until the Effective Date, and no party to this Agreement shall have any rights, duties, responsibilities, liabilities or other obligations under this Agreement prior to the Effective Date.

Section 2.2 Engagement of the Sub-Administrator.

(a) The Administrator hereby authorizes and appoints the Sub-Administrator to act as its agent for the limited purpose of performing its duties hereunder. The Administrator agrees to notify the Indenture Administrator, the Owner Trustee and the Indenture Trustee of the appointment of the Sub-Administrator and in the event that any of the foregoing parties or any other party to the Basic Documents requires authorization of the Administrator in respect of any instruction given by the Sub-Administrator, agrees to cooperate with the Sub-Administrator in providing such authorization as may be required from time to time.

(b) If the Administrator is required to take any action or if it is advisable that the Administrator take any action (in each case, as enumerated on Attachment C hereto) in connection with the Administration Agreement or the other Basic Documents, the Administrator shall consult with and shall take such action or refrain from acting, in either case, as instructed in writing by the Sub-Administrator and the Sub-Administrator agrees to indemnify the Administrator and hold the Administrator harmless for actions taken or not taken in accordance with the Sub-Administrator’s written instruction. The Administrator further agrees and covenants that in recognition of the indemnities provided to the Administrator under Section 5.2 hereof and absent the occurrence of a Sub-Administrator Default hereunder (not attributable solely to the Administrator) or such action being illegal or resulting in a breach of the Administrator’s duties or obligations under the Basic Documents, the Administrator shall execute and deliver all amendments to, consents and other approvals under the Basic Documents to which it is a party (or pursuant to which such consents or approvals of the Administrator may be required from time to time) at the written instruction and direction of the Sub-Administrator.

Section 2.3 Compensation of the Sub-Administrator.

(a) Commencing on and including the Effective Date, the Sub-Administrator shall receive the Sub-Administration Fee as compensation for its services hereunder. The Administrator and the Servicer hereby authorize the Sub-Administrator to direct the Indenture Administrator to remit, after the Effective Date, from the Administration Fee the amount equal to the Sub-Administration Fee directly to the Sub-Administrator, beginning on the Initial Distribution Date in accordance with written payment instructions to be provided to the Indenture Administrator by the Administrator at least five (5) Business Days prior to the Initial Distribution Date.

(b) The Sub-Administrator shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Sub-Administrator and expenses incurred in connection with distributions and reports to the Servicer, the Administrator or any other party related to the Issuer, as required under the Basic Documents.

ARTICLE III

Section 3.1 Duties with Respect to the Indenture. The Sub-Administrator agrees to consult with the Owner Trustee regarding the duties of the Issuer under the Indenture and the Depository Agreement. The Sub-Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer’s duties under the Indenture and the Depository Agreement. The Sub-Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture and the Depository Agreement. In furtherance of the foregoing, the Sub-Administrator shall perform all obligations of the Administrator under the Administration Agreement (except for those specifically enumerated on Attachment C) and, without limiting the foregoing, take the actions with respect to the following matters that it is the duty of the Issuer, the Indenture Trustee or the Indenture Administrator to take pursuant to the Indenture:

(a) preparing or obtaining the documents and instruments required for authentication of the Notes and delivering the same to the Indenture Trustee and the Indenture Administrator (Section 2.2 of the Indenture);

(b) preparing, obtaining or filing the instruments, opinions and certificates and other documents required for the release of Collateral (Section 2.9 of the Indenture);

(c) obtaining and preserving the Issuer’s qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Indenture Trust Estate (Section 3.4 of the Indenture);

(d) preparing all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments necessary to protect the Indenture Trust Estate (Section 3.5 of the Indenture);

(e) delivering, on behalf of the Issuer, the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Indenture Trust Estate, and the annual delivery of the Officers’ Certificate of the Issuer and certain other statements as to compliance, with the Indenture (Sections 3.6 and 3.9 of the Indenture);

(f) in the event of a Servicer Default, the taking of all reasonable steps available to enforce the Issuer’s rights under the Basic Documents in respect of such Servicer Default (Section 3.7(d) of the Indenture);

(g) monitoring the Issuer’s obligations as to the satisfaction and discharge of the Indenture and preparing an Officers’ Certificate of the Issuer and obtaining the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.1 of the Indenture);

(h) selling of the Indenture Trust Estate in a commercially reasonable manner if an Event of Default resulting in a non-rescindable, non-waivable acceleration of the Notes has occurred and is continuing (Section 5.4 of the Indenture);

(i) [Reserved];

(j) preparing Issuer Orders and Officers’ Certificates of the Issuer, obtaining the Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.2 and 8.3 of the Indenture) and in the event the Indenture Administrator is terminated and a successor is appointed, facilitating the transfer of the Trust Accounts to such successor Indenture Administrator in accordance with the terms of the Indenture and the other Basic Documents;

(k) preparing an Issuer Request and Officers’ Certificate of the Issuer and obtaining an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Indenture Trust Estate (Sections 8.4 and 8.5 of the Indenture);

(l) preparing Issuer Orders and obtaining Opinions of Counsel with respect to the execution of supplemental indentures (Sections 9.1, 9.2 and 9.3 of the Indenture);

(m) preparing and obtaining the documents and instruments required for the execution and authentication of new Notes conforming to any supplemental indenture and delivering the same to the Owner Trustee, the Indenture Trustee and the Indenture Administrator (Section 9.6 of the Indenture);

(n) preparing all Officers’ Certificates of the Issuer and obtaining any Independent Certificates and/or Opinions of Counsel with respect to any requests by the Issuer to the Indenture Trustee or the Indenture Administrator to take any action under the Indenture (Section 11.1(a) of the Indenture);

(o) preparing and delivering Officers’ Certificates of the Issuer and obtaining any Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.1(b) of the Indenture);

(p) preparing and delivering to Noteholders, the Indenture Trustee and the Indenture Administrator any agreements with respect to alternate payment and notice provisions (Section 11.6 of the Indenture);

(q) recording the Indenture, if applicable (Section 11.15 of the Indenture);

(r) calculating on each Distribution Date, as applicable, the Principal Distribution Amount and any applicable Specified Reserve Account Balance;

(s) calculating on or before each Distribution Date, as applicable, any amounts to be deposited in, or withdrawn from, each Trust Account;

(t) instructing the Indenture Administrator to transfer funds on deposit in the Capitalized Interest Account to the Collection Account in accordance with Section 2.9 for inclusion in Available Funds on each applicable Distribution Date;

(u) from time to time, directing the Owner Trustee, not in its individual capacity, but solely on behalf of the Issuer, and subject to the Notice Condition, to enter into one or more interest rate derivative agreements with one or more interest rate derivative counterparties to hedge some or all of the interest rate risk of the Notes; provided, however, that if any upfront payment or other payment is to be made to the counterparties with respect to any such interest rate derivative agreement, such amounts will be payable only out of funds otherwise available to be paid to the holder of the Trust Certificate pursuant to Section 2.8(g) of the Administration Agreement; and

(v) from time to time, directing the Indenture Administrator to open any accounts the Administrator deems necessary to administer any interest rate derivative agreements described in clause (u) above.

Section 3.2 Duties with Respect to the Issuer. (a) In addition to the duties of the Sub-Administrator set forth above and in the other Basic Documents, the Sub-Administrator shall perform the duties and obligations of the Issuer under the Basic Documents and the Sub-Administrator shall perform such calculations, including calculating (i) One-Month LIBOR on each LIBOR Determination Date to the extent necessary to pay any Carryover Servicing Fee due on the related Distribution Date, and (ii) the Prime Rate for each applicable Accrual Period, and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates, opinions and notices as it shall be the duty of the Issuer, the Owner Trustee or the Administrator to prepare, file or deliver pursuant to the Basic Documents, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Basic Documents. Subject to Section 9.1, and in accordance with the directions of the Owner Trustee, the Sub-Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Sub-Administrator.

(b) The Sub-Administrator shall perform the duties of the Administrator set forth in Section 6.04 of the Trust Agreement and the Sub-Administrator shall be entitled to hire an Independent accounting firm to perform the duties described therein, the reasonable fees and expenses of which shall be paid by the Depositor or the holder of the Trust Certificate, if not then held by the Depositor.

(c) The Sub-Administrator shall perform any other duties expressly required to be performed by the Administrator under the Trust Agreement and the other Basic Documents.

(d) The Sub-Administrator shall be responsible for preparing and delivering, on behalf of the Issuer, (i) all notices required by any Clearing Agency or stock exchange upon which the Notes are then listed and (ii) any information required to effectuate the listing of the Notes on a stock exchange of international standing and, if applicable, the transfer of the listing of the Notes to an alternative stock exchange of international standing.

(e) Subject to Section 3.17, in carrying out the foregoing duties or any of its other obligations under this Agreement, the Sub-Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be, in the Sub-Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

Section 3.3 Establishment of Trust Accounts. (a) On or prior to the original closing date with respect to the transactions contemplated by the Indenture and the other Basic Documents (the “Original Closing Date”), the Administrator established at the Indenture Administrator the following Eligible Deposit Accounts as more fully described in Section 2.3 of the Administration Agreement.

(i) The Collection Account.

(ii) The Reserve Account.

(iii) The Capitalized Interest Account.

(b) Pursuant to the Administration Agreement, funds on deposit in each account specified in Section 3.3(a) above (collectively, the “Trust Accounts”) are invested by the Indenture Administrator (or any custodian or designated agent with respect to any amounts on deposit in such accounts) in Eligible Investments (including Eligible Investments of the Indenture Trustee or the Indenture Administrator) solely pursuant to written instructions by the Administrator. The Administrator hereby appoints the Sub-Administrator as its agent and grants the Sub-Administrator full authority to instruct the Indenture Administrator in how to invest funds on deposit in the Trust Accounts. The parties hereto acknowledge and agree that the Indenture Administrator shall not be liable for the selection of, or any loss arising from such investment in, Eligible Investments. All such Eligible Investments shall be held by the Indenture Administrator (or any custodian on behalf of the Indenture Administrator) for the benefit of the Issuer; provided, that on the Business Day preceding each Distribution Date, all Investment Earnings on deposit therein shall be deposited into the Collection Account and shall be deemed to constitute a portion of Available Funds for such Distribution Date. Other than as described in the following proviso, funds on deposit in the Trust Accounts shall only be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day preceding the following Distribution Date; provided, that funds deposited in a Trust Account on a Business Day which immediately precedes a Monthly Servicing Payment Date or Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

(c) The Depositor and the Issuer pledged to the Indenture Trustee all of their respective right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. Subject to the Sub-Administrator’s power to instruct the Indenture Trustee or the Indenture Administrator, as applicable, pursuant to Section 3.3(a) above and Section 3.3(e) below, the Trust Accounts are and shall continue to be under the sole dominion and control of the Indenture Administrator on behalf of the Indenture Trustee for the benefit of the Noteholders, the holder of the Trust Certificate and the Issuer. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Sub-Administrator (as the Administrator’s agent, acting on behalf of the Indenture Trustee and the Indenture Administrator) agrees, by its acceptance hereto, that it shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Sub-Administrator agrees that, in the event that any of the Trust Accounts are not accounts with the Indenture Administrator, the Sub-Administrator shall notify the Indenture Trustee and the Indenture Administrator in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

(d) [Reserved].

(e) The Sub-Administrator shall have the power, revocable for cause or upon the occurrence and during the continuance of a Sub-Administrator Default by the Indenture Trustee or by the Owner Trustee or the Indenture Administrator with the consent of the Indenture Trustee, to instruct the Indenture Trustee or the Indenture Administrator to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer, the Subservicer, the Administrator, the Sub-Administrator or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee or the Indenture Administrator to carry out its duties under the Indenture.

Section 3.4 Collections. The Servicer or the Subservicer, as applicable, shall remit within two Business Days of receipt thereof by it (including amounts received by it from any subservicer) to the Collection Account all identifiable payments by or on behalf of the Obligors with respect to the Trust Student Loans (other than Purchased Student Loans), all Recoveries and all Liquidation Proceeds, in each case as collected during the Collection Period.

Section 3.5 Application of Collections. With respect to each Trust Student Loan, all collections (including all Liquidation Proceeds and Recoveries) with respect thereto for each Collection Period shall be applied to interest and principal on such Trust Student Loan by the Servicer or the Subservicer, as applicable, in accordance with its customary practice.

Section 3.6 Additional Deposits. The Servicer or the Subservicer, as applicable, shall deposit or cause to be deposited in the Collection Account the aggregate purchase price with respect to Purchased Student Loans as determined pursuant to Section 3.5 of the Servicing Agreement and Section 4.5 of the Subservicing Agreement, respectively, and all other amounts to be paid by the Servicer under Section 3.5 of the Servicing Agreement and the Subservicer under Section 4.5 of the Subservicing Agreement, respectively, on or before the third Business Day before the related Distribution Date, and the Depositor shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Depositor under Section 6 of the Sale Agreement when such amounts are due.

Section 3.7 Distributions. (a) On or before the third Business Day immediately preceding each Distribution Date, the Sub-Administrator shall calculate all amounts required to be deposited into the Collection Account from the Trust Accounts, as applicable, including the amount of all Investment Earnings to be transferred from the Trust Accounts to the Collection Account, and the amounts to be distributed therefrom on the related Distribution Date; provided, that amounts calculated with reference to the Note Rate shall be calculated on the second Business Day preceding each Distribution Date as promptly as reasonably practicable. In addition to and in furtherance of the foregoing, the Sub-Administrator shall calculate, in each case, if and to the extent applicable, the Interest Distribution Amount, the Specified Overcollateralization Amount, the Principal Distribution Amount and the Specified Reserve Account Balance.

(b) The Sub-Administrator shall instruct the Indenture Administrator in writing no later than one Business Day preceding each Distribution Date (based on the information contained in the Sub-Administrator’s Certificate and the related Servicer’s Report and/or Subservicer’s Report delivered pursuant to Sections 4.1(a) and Section 4.1(c) below) to make the deposits and distributions set forth in Section 2.8 of the Administration Agreement to the Persons or to the account specified below by 1:00 p.m. (New York time) on such Distribution Date (provided, that funds are not required to be distributed pursuant to Section 5.4(b) of the Indenture). These deposits and distributions shall be made to the extent of the amount of Available Funds for that Distribution Date in the Collection Account, plus (i) amounts transferred from the Capitalized Interest Account pursuant to Section 3.9 and (ii) amounts transferred from the Reserve Account pursuant to Section 3.3(a)(ii). The amount of Available Funds in the Collection Account for each Distribution Date shall be distributed pursuant to the priority of distributions set forth under Section 2.8 of the Administration Agreement. The Indenture Administrator shall comply with such instructions received from the Sub-Administrator pursuant to this Section 3.7(b); provided, that in the absence of receipt of such instructions from the Sub-Administrator, the Indenture Administrator shall take any necessary actions and make any required calculations as necessary to cause payment to Noteholders of the Interest Distribution Amount for any Distribution Date pursuant to Section 2.8 of the Administration Agreement.

Section 3.8 Priority of Distributions. (a) On each Distribution Date, the Sub-Administrator shall instruct the Indenture Administrator to make the payments, deposits and distributions in the amounts and in the order of priority set forth in Section 2.8 of the Administration Agreement. The Servicer and the Administrator hereby authorize and if requested shall instruct the Indenture Administrator to distribute amounts otherwise payable to (i) the Administrator in accordance with Section 2.8 of the Administration Agreement directly to the Sub-Administrator in respect of the Sub-Administration Fee and (ii) the Servicer in accordance with Section 2.8 of the Administration Agreement directly to the Subservicer in respect of the Subservicing Fee and the Subservicing Carryover Fee, in each case, in accordance with the Sub-Administrator’s written instructions. Section 2.8 of the Administration Agreement is hereby incorporated herein by reference and shall survive termination of the Administration Agreement.

Section 3.9 Capitalized Interest Account. On the Closing Date, the Issuer deposited, or caused to be deposited, the Capitalized Interest Account Initial Deposit into the Capitalized Interest Account. The Sub-Administrator, acting on behalf of the Administrator, shall provide the instructions to be provided by the Administrator pursuant to Section 2.9 of the Administration Agreement. Section 2.9 of the Administration Agreement is hereby incorporated herein by reference and shall survive termination of the Administration Agreement.

Section 3.10 Reserve Account. On the Closing Date, the Depositor deposited, or caused to be deposited, the Reserve Account Initial Deposit into the Reserve Account. The Sub-Administrator, acting on behalf of the Administrator, shall provide the instructions to be provided by the Administrator pursuant to Section 2.10 of the Administration Agreement. Section 2.10 of the Administration Agreement is hereby incorporated herein by reference and shall survive termination of the Administration Agreement.

If the market value of securities and cash in the Reserve Account and any other Available Funds is on any Distribution Date sufficient to pay the remaining principal amount of and interest accrued on the Notes, and to pay any unpaid Primary Servicing Fees and Administration Fees and all other amounts due by the Trust on such Distribution Date, such amount shall be so applied on such Distribution Date and the Sub-Administrator shall instruct the Owner Trustee and the Indenture Administrator to use all amounts in the Reserve Account and all other Available Funds to pay such amounts due or outstanding.

The Servicer and the Administrator hereby authorize and if requested shall instruct the Indenture Administrator to distribute amounts otherwise payable to the Administrator directly to the Sub-Administrator in respect of the Sub-Administration Fee in accordance with the Sub-Administrator’s written instructions.

Section 3.11 Investment Earnings; Other Trust Accounts. The Sub-Administrator shall instruct the Indenture Administrator to (1) withdraw all Investment Earnings, if any, on deposit in the Reserve Account and the Capitalized Interest Account on each Distribution Date; (2) deposit such amounts into the Collection Account; and (3) include such amounts as Available Funds for that Distribution Date.

Section 3.12 Statements to Holder of the Trust Certificate and Noteholders. As promptly as reasonably practicable, but in no event later than 11:00 a.m. (New York time) on the Business Day preceding a Distribution Date, the Sub-Administrator shall provide the statement required of the Administrator pursuant to and in accordance with Section 2.13 of the Administration Agreement pursuant to the directions therein. In addition, such statement shall set forth the amount of the Subservicing Fee and any Subservicing Carryover Fee (each as defined in the Subservicing Agreement) paid to the Subservicer on such Distribution Date and on the two preceding Monthly Servicing Payment Dates, and the amount, if any, of the Subservicing Carryover Fee remaining unpaid after giving effect to any such payments. Section 2.13 of the Administration Agreement is hereby incorporated herein by reference and shall termination of the Administration Agreement.

Section 3.13 Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Sub-Administrator are non-ministerial, the Sub-Administrator shall not take any action unless within a reasonable time before the taking of such action, the Sub-Administrator shall have notified the Administrator and the Owner Trustee of the proposed action and the Administrator (without limiting its obligations under Section 2.2(b)) and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include:

(a) the amendment of or any supplement to the Indenture;

(b) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Trust Student Loans);

(c) the amendment, change or modification of the Basic Documents;

(d) the appointment of successor Note Registrars, successor Paying Agents, successor Indenture Trustees and successor Indenture Administrators pursuant to the Indenture or the appointment of Successor Administrators or Successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agents or Indenture Trustee of its obligations under the Indenture; and

(e) the removal of the Indenture Trustee.

Section 3.14 Exceptions. Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein, in the other Basic Documents, the Sub-Administrator shall not be obligated to, and shall not, (a) make any payments to the Noteholders under the Basic Documents, (b) sell the Indenture Trust Estate pursuant to Section 5.04 of the Indenture, (c) take any other action that the Issuer directs the Sub-Administrator not to take on its behalf, (d) in connection with its duties hereunder assume any indemnification obligation of any other Person or (e) service the Trust Student Loans.

Section 3.15 [Reserved].

Section 3.16 Subservicer and Sub-Administrator Expenses. Each of the Subservicer and the Sub-Administrator shall be severally required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Subservicer or the Sub-Administrator, as the case may be, and expenses incurred in connection with distributions and reports to the Indenture Administrator or to the holder of the Trust Certificate and the Noteholders, as the case may be.

Section 3.17 Appointment of Sub-sub-administrator. The Sub-Administrator may at any time appoint one or more other sub-sub-administrators from time to time to perform all or any portion of its obligations as Sub-Administrator hereunder; provided, however, that any applicable Notice Condition shall have been satisfied in connection therewith; provided, further, that the Sub-Administrator shall remain obligated and be liable to the Issuer, the Administrator, the Owner Trustee, the Indenture Administrator, the Indenture Trustee and the Noteholders for administering the Issuer in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such sub-administrator and to the same extent and under the same terms and conditions as if the Administrator alone were administering the Issuer. The fees and expenses of the sub-sub-administrator shall be as agreed between the Sub-Administrator and its sub-sub-administrator from time to time and none of the Issuer, the Administrator, the Owner Trustee, the Indenture Administrator, the Indenture Trustee or the Noteholders shall have any responsibility therefor. With respect to satisfying the Notice Condition referred to above, the term “sub-sub-administrator” shall be deemed not to include systems providers, systems developers or systems maintenance contractors, collection agencies, credit bureaus, lock box providers, mail service providers and other similar types of service providers.

Section 3.18 Reimbursement of Administrator. The Sub-Administrator shall pay all expenses incurred by the Administrator in connection with its activities hereunder, including fees and disbursements of independent accountants, reasonable fees and expenses of legal counsel, taxes imposed on the Administrator and expenses incurred by the Administrator in connection with the performance of its of its duties hereunder and under the Administration Agreement.

ARTICLE IV

Section 4.1 Sub-Administrator’s Certificate; Subservicer’s Report. (a) On or before the tenth day of each month (or, if any such day is not a Business Day, on the next succeeding Business Day), the Subservicer shall deliver to the Sub-Administrator and the Administrator a Subservicer’s Report with respect to the preceding month containing all information necessary for the Sub-Administrator to receive in connection with the preparation of the Sub-Administrator’s Officers’ Certificate covering such calendar month referred to in Section 4.1(b) below. On or before the tenth day (or, if any such day is not a Business Day, on the next succeeding Business Day), preceding each Distribution Date the Subservicer shall deliver to the Sub-Administrator and the Administrator a Subservicer’s Report with respect to the preceding Collection Period containing all information necessary for the Sub-Administrator to receive in connection with the preparation of the Sub-Administrator’s Certificate covering such Collection Period referred to in Section 4.1(c) below.

(b) On the third Business Day prior to a Distribution Date, the Sub-Administrator shall deliver to the Indenture Administrator a certificate containing all information necessary to make the distributions pursuant to Sections 2.7 and 2.8 of the Administration Agreement, if applicable, and only to extent then available to it, for the Collection Period preceding the date of such Administrator’s Certificate.

(c) On the second Business Day prior to a Distribution Date, the Sub-Administrator shall deliver to the Owner Trustee and the Indenture Administrator, with a copy to the Rating Agencies, an Administrator’s Certificate containing all information necessary to make the distributions pursuant to Sections 2.7 and 2.8 of the Administration Agreement, if applicable, for the Collection Period preceding the date of such Sub-Administrator’s Certificate. The Sub-Administrator shall use its reasonable best efforts to deliver any such Sub-Administrator’s Certificate to the Indenture Administrator as promptly as reasonably practicable.

(d) Prior to each Determination Date, the Sub-Administrator shall determine the Note Rate that will be applicable to the Distribution Date following such Determination Date, in compliance with its obligation to prepare and deliver a Sub-Administrator’s Certificate on such Determination Date pursuant to this Section 4.1. In connection therewith, the Sub-Administrator shall calculate the Prime Rate for the first Accrual Period and for each subsequent Accrual Period, and shall calculate One-Month LIBOR to the extent necessary to pay any Carryover Servicing Fee due on the related Distribution Date.

(e) The Sub-Administrator shall furnish to the Issuer from time to time such information regarding the Collateral as the Issuer shall reasonably request.

(f) At the request of the Rating Agencies, the Indenture Administrator shall send a copy of any Officer’s Certificate and any report referred to in this Section 4.1 to the Rating Agencies.

(g) At the request of any Rating Agency, with at least 60 days notice and no more frequently than annually, the Sub-Administrator shall provide to any such Rating Agency updated static pool default and recovery information by repayment vintage for the Trust Student Loans.

Section 4.2 Annual Statement as to Compliance; Notice of Default; Financial Statements. (a) Each of the Subservicer and the Sub-Administrator shall deliver to the Owner Trustee, the Servicer, the Administrator, the Indenture Trustee and the Indenture Administrator, by March 20th of each calendar year (or if not a Business Day, the immediately preceding Business Day), an Officer’s Certificate of the Subservicer or the Sub-Administrator, as the case may be, dated as of December 31st of the preceding year, stating that (i) a review of the activities of the Subservicer or the Sub-Administrator, as the case may be, during the preceding 12-month period (or, in the case of the Sub-Administrator’s first such certificate, during the period from the Effective Date to December 31, 20[    ]) and of its performance under this Agreement has been made under such officers’ supervision and (ii) to the best of such officers’ knowledge, based on such review, the Subservicer or the Sub-Administrator, as the case may be, has fulfilled its obligations in all material respects under this Agreement and, with respect to the Subservicer, the Subservicing Agreement throughout such year or, if there has been a material default in the fulfillment of any such obligation, specifying each such material default known to such officers and the nature and status thereof. A copy of each such Officers’ Certificate and each report referred to in Section 4.1 may be obtained by the holder of the Trust Certificate, any Noteholder or any Note Owner by a request in writing to the Owner Trustee addressed to its Corporate Trust Office, together with evidence satisfactory to the Owner Trustee that such Person is one of the foregoing parties. Upon the telephone request of the Owner Trustee, the Indenture Administrator shall promptly furnish the Owner Trustee a list of Noteholders as of the date specified by the Owner Trustee.

(b) The Subservicer shall deliver to the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee, the Indenture Administrator and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers’ Certificate of the Subservicer of any event which with the giving of notice or lapse of time, or both, would become a Subservicer Default under Section 6.01 of the Subservicing Agreement or a Servicer Default under Section 5.01 of the Servicing Agreement.

(c) The Sub-Administrator shall deliver to the Administrator, the Owner Trustee, the Indenture Trustee, the Indenture Administrator and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers’ Certificate of the Sub-Administrator of any event which with the giving of notice or lapse of time, or both, would become a Sub-Administrator Default under Section 6.1 below.

(d) At any time that the Sub-Administrator is not an Affiliate of the Depositor, the Sub-Administrator shall provide to the Administrator, the Owner Trustee, the Indenture Trustee, the Indenture Administrator and the Rating Agencies (i) as soon as possible and in no event more than 120 days after the end of each fiscal year of the Sub-Administrator, audited financials [on a consolidated basis] as at the end of and for such year and (ii) as soon as possible and in no event more than 30 days after the end of each quarterly accounting period of the Sub-Administrator unaudited financials as at the end of and for such period.

Section 4.3 Annual Independent Certified Public Accountants’ Report. Each of the Subservicer and the Sub-Administrator shall cause a registered public accounting firm (as the term is used in Item 1122 of Regulation AB), which may also render other services to the Subservicer or the Sub-Administrator, as the case may be, to deliver to the Owner Trustee, the Administrator and the Rating Agencies on or before March 20th of each calendar year a report addressed to the Subservicer or the Sub-Administrator, as the case may be, and to the Owner Trustee, to the effect that such firm has examined certain documents and records relating to the servicing or the administration, as the case may be, of the Trust Student Loans and of the Trust during the preceding calendar year (or, in the case of the first such report, during the period from the Effective Date to December 31, [            ]) in evaluating the Subservicer’s and Sub-Administrator’s compliance with the Subservicing Agreement and this Agreement, respectively, and that, on the basis of the auditing and accounting procedures considered appropriate under the circumstances and in accordance with standards established by the American Institute of Certified Public Accountants, such firm is of the opinion that the servicing and administration, as applicable, of the Trust Student Loans and the Issuer was conducted, in all material respects, in compliance with the terms of the Servicing Agreement and this Agreement, respectively, except for such exceptions as shall be set forth in such report. Such report will also indicate that the firm is independent of the Subservicer or the Sub-Administrator, as the case may be, within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants. The Sub-Administrator shall promptly deliver a copy of any such report delivered by a registered public accounting firm to the Depositor, the Indenture Administrator and the Indenture Trustee.

ARTICLE V

Section 5.1 Representations of Sub-Administrator. Citibank (South Dakota) National Association, as Sub-Administrator, makes the following representations on which the Administrator is deemed to have relied in appointing Citibank (South Dakota) National Association as Sub-Administrator pursuant to this Agreement. The representations speak as of the execution and delivery of this Agreement and as of the Effective Date and shall survive the sale of the Trust Student Loans to the Owner Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

(a) Organization and Good Standing. The Sub-Administrator is duly chartered and validly existing as a national banking association in good standing under the federal laws of the United States of America, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b) Power and Authority. The Sub-Administrator has the corporate power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery and performance of this Agreement have been duly authorized by the Sub-Administrator by all necessary corporate action.

(c) Binding Obligation. This Agreement has been duly authorized, executed and delivered by the Sub-Administrator and, assuming that it is duly executed and delivered by the parties hereto, constitutes a valid and binding agreement of the Sub-Administrator, enforceable against the Sub-Administrator in accordance with its terms; except that the enforceability hereof may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and (c) with respect to rights to indemnity hereunder, limitations of public policy under applicable securities laws.

(d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or by-laws of the Sub-Administrator, or any indenture, agreement or other instrument to which the Sub-Administrator is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the knowledge of the Sub-Administrator, any order, rule or regulation applicable to the Sub-Administrator of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Sub-Administrator or its properties.

(e) No Proceedings. There are no legal or governmental proceedings or investigations pending against the Sub-Administrator or, to its best knowledge, threatened or contemplated against the Sub-Administrator or to which the Sub-Administrator or any of its subsidiaries is party or of which any property of the Sub-Administrator or any of its subsidiaries is the subject, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Sub-Administrator or its properties or by any other party: (i) asserting the invalidity of this Agreement or any of the other Basic Documents, the Notes or the Trust Certificate, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Sub-Administrator of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents, the Trust, the Notes or the Trust Certificate or (iv) seeking to affect adversely the federal or state income tax attributes of the Issuer, the Notes or the Trust Certificate.

(f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Sub-Administrator in connection with the execution and delivery by the Sub-Administrator of this Agreement and the performance by the Sub-Administrator of the transactions contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect.

Section 5.2 Liability of Sub-Administrator; Indemnities.

(a) The Sub-Administrator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Sub-Administrator under this Agreement.

(b) The Sub-Administrator shall indemnify, defend and hold harmless the Issuer, the holder of the Trust Certificate, the Indenture Trustee, the Indenture Administrator, the Owner Trustee (in its individual capacity and as trustee) and the Noteholders and any of the officers, directors, employees and agents of the Issuer from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Sub-Administrator in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties hereunder or thereunder.

(c) The Sub-Administrator shall indemnify the Indenture Trustee and the Indenture Administrator in their individual capacities and any of their officers, directors, employees and agents against any and all loss, liability, claim or expense (including, without limitation, costs and expenses of litigation and of investigation counsel fees, damages, judgments and amounts paid in settlement) incurred by them in connection with the performance of their duties under the Indenture and the other Basic Documents. The Indenture Trustee and the Indenture Administrator shall notify the Issuer and the Sub-Administrator promptly of any claim for which they may seek indemnity. Failure by the Indenture Trustee or the Indenture Administrator to so notify the Issuer and the Sub-Administrator shall not relieve the Issuer or the Sub-Administrator of its obligations hereunder and under the other Basic Documents. Neither the Issuer nor the Sub-Administrator need to reimburse any expense or indemnify against any loss, liability, claim or expense incurred by the Indenture Trustee or the Indenture Administrator through its own willful misconduct, negligence or bad faith.

(d) The Sub-Administrator shall indemnify the Owner Trustee, the Indenture Trustee and the Indenture Administrator in their individual capacities and any of their officers, directors, employees and agents against any and all loss, liability, claims, actions, suits, damages, costs, penalties, taxes (excluding taxes payable by it on any compensation received by it for its services as trustee) of any kind and nature whatsoever or expense (including attorneys’ fees) incurred by them in connection with the performance of their duties under the Trust Agreement and the other Basic Documents. The obligations of the Sub-Administrator under this clause (d) shall survive the termination of the Trust Agreement and the resignation or removal of the Owner Trustee, the Indenture Trustee and the Indenture Administrator.

(e) Without limiting the generality of the foregoing, the Sub-Administrator shall indemnify the Owner Trustee in its individual capacity and any of its officers, directors, employees and agents against any and all liability relating to or resulting from any of the following:

(i) any claim that the Trust Student Loans are delinquent, uncollectable, uninsured, illegal, invalid or unenforceable;

(ii) any claim that the Trust Student Loans have not been made, administered, serviced or collected in accordance with applicable federal and state laws;

(iii) any claim that any original note or other document evidencing or relating to the Trust Student Loans has been lost, misplaced or destroyed;

(iv) any claim for failure to comply with the provisions of 34 CFR Sec. 682.203(b); and

(v) any and all liabilities, obligations, losses, damages, taxes (other than taxes incurred as the result of the payment of fees and expenses pursuant to Section 8.01 of the Trust Agreement), claims, actions, suits, costs, expenses and disbursements (including legal fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by or asserted at any time against the Owner Trustee (individually or otherwise) (whether or not indemnified against by other parties) in any way relating to or arising out of the Trust Agreement, any Basic Document, the administration of the Trust Estate or the action or inaction of the Owner Trustee thereunder.

(f) The Owner Trustee shall notify the Sub-Administrator promptly of any claim for which it may seek indemnity. Failure by the Owner Trustee to so notify the Sub-Administrator shall not relieve the Sub-Administrator of its obligations hereunder and under the other Basic Documents. The Sub-Administrator shall defend the claim and the Sub-Administrator shall not be liable for the legal fees and expenses of the Owner Trustee after it has assumed such defense; provided, however, that in the event that there may be a conflict between the positions of the Owner Trustee and the Sub-Administrator in conducting the defense of such claim, the Owner Trustee shall be entitled to separate counsel the fees and expenses of which shall be paid by the Sub-Administrator on behalf of the Issuer. Neither the Issuer nor the Sub-Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Owner Trustee through the Owner Trustee’s own willful misconduct, gross negligence or bad faith.

(g) The Depositor shall pay reasonable compensation to the Indenture Trustee, the Indenture Administrator and the Owner Trustee and shall reimburse the Indenture Trustee, the Indenture Administrator and the Owner Trustee for all reasonable expenses, disbursements and advances.

(h) For purposes of this Section 5.2, in the event of the termination of the rights and obligations of the Sub-Administrator (or any successor thereto pursuant to Section 5.3 below) as Sub-Administrator pursuant to Section 6.1 below, or a resignation by such Sub-Administrator pursuant to this Agreement, such Sub-Administrator shall be deemed to be the Sub-Administrator pending appointment of a successor Sub-Administrator pursuant to Section 6.2 below.

(i) Citibank (South Dakota) National Association will assume, pay, perform and otherwise discharge substantially all of the duties, obligations and liabilities of The Student Loan Corporation, as Administrator under the Administration Agreement, including all indemnities provided by The Student Loan Corporation, as Administrator thereunder, and will additionally indemnify The Student Loan Corporation, as Administrator and its permitted successors and assigns for all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon The Student Loan Corporation, as Administrator through, the negligence, willful misfeasance or bad faith of Citibank (South Dakota) National Association in the performance of its duties under this Agreement or by reason of a breach of its representations, warranties, obligations or duties hereunder. Citibank (South Dakota) National Association will also indemnify The Student Loan Corporation, as Administrator and its successor and assigns in their individual capacities and any of their officers, directors, employees and agents against any and all loss, liability, claim or expense (including costs and expenses of litigation and of investigation counsel fees, damages, judgments and amounts paid in settlement) incurred by them in connection with the performance of their duties under the Administration Agreement or in accepting instructions from the Sub-Administrator in the execution and delivery of any requested documentation.

(j) Indemnification under this Section 5.2 shall survive the resignation or removal of the Administrator, the Owner Trustee, the Indenture Trustee, the Sub-Administrator or the Indenture Administrator or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Sub-Administrator shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Sub-Administrator, without interest.

Section 5.3 Merger or Consolidation of, or Assumption of the Obligations of, Sub-Administrator. Any Person (a) into which the Sub-Administrator may be merged or consolidated, (b) which may result from any merger or consolidation to which the Sub-Administrator shall be a party or (c) which may succeed to the properties and assets of the Sub-Administrator substantially as a whole, shall be the successor to the Sub-Administrator without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Sub-Administrator hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Sub-Administrator, if other than Citibank (South Dakota) National Association, executes an agreement that states expressly that such Person assumes to perform every obligation of the Sub-Administrator under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5.1 shall have been breached and no Sub-Administrator Default, and no event that, after notice or lapse of time, or both, would become a Sub-Administrator Default shall have occurred and be continuing, (iii) the surviving Sub-Administrator, if other than Citibank (South Dakota) National Association, shall have delivered to the Administrator, the Owner Trustee, the Indenture Trustee and the Indenture Administrator an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 5.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Notice Condition shall have been satisfied with respect to such transaction, (iv) unless Citibank (South Dakota) National Association is the surviving entity, such transaction will not result in a material adverse federal or state tax consequence to the Issuer, the Noteholders or the holder of the Trust Certificate and (v) unless Citibank (South Dakota) National Association is the surviving entity, the Sub-Administrator shall have delivered to the Administrator, the Owner Trustee, the Indenture Trustee and the Indenture Administrator an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee, the Indenture Trustee and Indenture Administrator, respectively, in the Trust Student Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Anything in this Section 5.3 to the contrary notwithstanding, the Sub-Administrator may at any time assign its rights, obligations and duties under this Agreement to an Affiliate with the prior written consent of the Administrator provided that the Rating Agencies confirm that such assignment will not result in a downgrading or a withdrawal of the ratings then applicable to the Notes.

Section 5.4 Limitation on Liability of Sub-Administrator and Subservicer. (a) Neither the Sub-Administrator, the Subservicer nor any of their respective directors, officers, employees or agents shall be under any liability to the Issuer, the Noteholders or the holder of the Trust Certificate, or to the Indenture Trustee, the Indenture Administrator or the Owner Trustee except as provided under this Agreement for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that these provisions shall not protect the Sub-Administrator, the Subservicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Sub-Administrator, the Subservicer and any of their respective directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder; provided, however, that the Sub-Administrator and Subservicer shall not rely on any document which is determined by the Sub-Administrator or the Subservicer, as applicable, in its reasonable judgment to be erroneous on its face.

(b) Except as provided in this Agreement, the Sub-Administrator shall not be under any obligation to appear in, prosecute or defend any legal action where it is not named as a party; provided, however, that the Sub-Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the Noteholders; provided, further, that if requested by the Administrator in connection with a legal action where the Administrator is a party, the Administrator may request that the Sub-Administrator appear, and the Sub-Administrator shall provide reasonable cooperation to the Administrator in connection with such legal action to the extent that such legal action arose in connection with the Sub-Administrator’s performance of its duties and obligations under this Agreement.

Section 5.5 Sub-Administrator May Own Certificates or Notes. The Sub-Administrator and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of the Trust Certificate or Notes with the same rights as it would have if it were not the Sub-Administrator or an Affiliate thereof, except as expressly provided herein or in any other Basic Document.

Section 5.6 Citibank (South Dakota) National Association Not to Resign as Sub-Administrator. Subject to the provisions of Section 5.3 above, Citibank (South Dakota) National Association shall not resign from the obligations and duties imposed on it as Sub-Administrator under this Agreement without the written consent of the Administrator and CBNA. except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or shall violate any final order of a court or administrative agency with jurisdiction over Citibank (South Dakota) National Association or its properties. Notice of any such determination permitting or requiring the resignation of Citibank (South Dakota) National Association shall be communicated to the Administrator, the Owner Trustee and the Indenture Administrator at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Administrator, the Owner Trustee and the Indenture Administrator concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Administrator or a successor to the Sub-Administrator shall have assumed the responsibilities and obligations of Citibank (South Dakota) National Association in accordance with Section 6.2 below. Anything in this Section 5.6 to the contrary notwithstanding, the Sub-Administrator may resign at any time subsequent to the assignment of its rights, duties and obligations hereunder pursuant to Section 5.3 above.

ARTICLE VI

Section 6.1 Sub-Administrator Default. If any one of the following events (a “Sub-Administrator Default”) shall occur and be continuing:

(a)(i) in the event that daily deposits into the Collection Account are not required, any failure by the Sub-Administrator to deliver to the Indenture Administrator for deposit in the Trust Accounts any Available Funds required to be paid on or before the Business Day immediately preceding any Distribution Date; or

(ii) any failure by the Sub-Administrator to direct the Indenture Administrator to make any required distributions from any of the Trust Accounts on any Distribution Date, which failure in case of either clause (i) or (ii) continues unremedied for five Business Days after written notice of such failure is received by the Sub-Administrator from the Indenture Administrator or the Owner Trustee or after discovery of such failure by an officer of the Sub-Administrator; or

(b) any failure by the Sub-Administrator duly to observe or to perform in any material respect any other term, covenant or agreement of the Sub-Administrator set forth in this Agreement or of the Administrator set forth in any other Basic Document which failure shall (i) materially and adversely affect the rights of Noteholders or the holder of the Trust Certificate and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Sub-Administrator by the Indenture Administrator or the Owner Trustee or (B) to the Sub-Administrator, the Indenture Administrator and the Owner Trustee by the Noteholders or the holder of the Trust Certificate, as applicable, representing at least 50% of the Outstanding Amount of the Notes or representing the whole of the outstanding Trust Certificate (including such Trust Certificate if owned by the Depositor);

(c) an Insolvency Event occurs with respect to the Sub-Administrator; or

(d) any failure by the Sub-Administrator to deliver any information, report, certification or accountants’ letter when and as required under Article IX of the Administration Agreement or Article X of this Agreement which continues unremedied for fifteen (15) calendar days after the date on which such information, report, certification or accountants’ letter was required to be delivered; or

(e) any Administrator Default occurs under and as defined in the Administration Agreement, except to the extent caused solely the failure of the Administrator to perform an obligation enumerated on Attachment C.

then, and in each and every case, so long as the Sub-Administrator Default shall not have been remedied, the Administrator, by notice then given in writing to the Sub-Administrator may or upon receipt of written instruction from the Indenture Trustee shall, terminate all the rights and obligations (other than the obligations set forth in Section 5.2 above) of the Sub-Administrator under this Agreement. On or after the receipt by the Sub-Administrator of such written notice, all authority and power of the Sub-Administrator under this Agreement, whether with respect to the Notes, the Trust Certificate, the Trust Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Administrator or such successor to the Sub-Administrator as may be appointed under Section 6.2 below; and, without limitation, the Indenture Administrator and the Owner Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Sub-Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The predecessor Sub-Administrator shall cooperate with the successor to the Sub-Administrator, the Indenture Administrator and the Owner Trustee in effecting the termination of the responsibilities and rights of the predecessor Sub-Administrator under this Agreement. All reasonable costs and expenses (including attorneys’ fees) incurred in connection with amending this Agreement to reflect such succession as Sub-Administrator pursuant to this Section 6.1 shall be paid by the predecessor Sub-Administrator upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Sub-Administrator Default, the Owner Trustee shall give notice thereof to the Administrator and the Rating Agencies.

In addition, notwithstanding anything above to the contrary, no Sub-Administrator Default shall be deemed to have occurred if the event or events giving rise to such Sub-Administrator Default are solely the result of the Administrator having breached its duties under the Administration Agreement. In such an event, the Administrator agrees to cooperate with the Sub-Administrator, the Issuer, the Indenture Administrator and the Indenture Trustee in effecting a replacement of the Administrator, under the Administration Agreement, with the Sub-Administrator, as successor administrator.

Section 6.2 Appointment of Successor. (a) Upon receipt by the Sub-Administrator of notice of termination pursuant to Section 6.1 above, or the resignation by the Sub-Administrator in accordance with the terms of this Agreement, the predecessor Sub-Administrator shall continue to perform its functions as Sub-Administrator under this Agreement in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (i) the date 120 days from the delivery to the Administrator, the Owner Trustee, the Indenture Trustee and the Indenture Administrator of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (ii) the date upon which the predecessor Sub-Administrator shall become unable to act as Sub-Administrator as specified in the notice of resignation and accompanying Opinion of Counsel (the “Transfer Date”). In the event of the termination hereunder of the Sub-Administrator, the Administrator on behalf of the Issuer shall appoint a successor to the Sub-Administrator acceptable to the Indenture Administrator, and the successor to the Sub-Administrator shall accept its appointment by a written assumption in form acceptable to the Administrator. In the event that a successor to the Sub-Administrator has not been appointed at the time when the predecessor Sub-Administrator has ceased to act as Sub-Administrator in accordance with this Section, the Indenture Administrator without further action shall automatically be appointed the successor to the Sub-Administrator and the Indenture Administrator shall be entitled to the Sub-Administration Fee. Notwithstanding the above, the Indenture Administrator shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established institution whose regular business shall include the servicing of student loans, as the successor to the Sub-Administrator under this Agreement.

(b) Upon appointment, the successor to the Sub-Administrator (including the Indenture Administrator acting as successor to the Sub-Administrator), shall be the successor in all respects to the predecessor Sub-Administrator and shall be subject to all the responsibilities, duties and liabilities placed on the predecessor Sub-Administrator that arise thereafter or are related thereto and shall be entitled to an amount agreed to by such successor to the Sub-Administrator (which shall not exceed the Administration Fee unless such compensation arrangements will not result in a downgrading or withdrawal of any rating on the Notes or the Trust Certificate by any Rating Agency and all the rights granted to the predecessor Sub-Administrator by the terms and provisions of this Agreement.

(c) Notwithstanding the foregoing or anything to the contrary herein or in the other Basic Documents, the Indenture Administrator, to the extent it is acting as successor to the Sub-Administrator pursuant hereto and thereto, shall be entitled to resign to the extent a qualified successor to the Sub-Administrator has been appointed and has assumed all the obligations of the Sub-Administrator in accordance with the terms of this Agreement and the other Basic Documents.

Section 6.3 Notification to Noteholders and Holder of Trust Certificate. Upon any termination of, or appointment of a successor to, the Sub-Administrator pursuant to this Article VI, the Owner Trustee shall give prompt written notice thereof to the holder of the Trust Certificate and the Indenture Administrator shall give prompt written notice thereof to Noteholders and the Rating Agencies (which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Rating Agencies).

Section 6.4 Waiver of Past Defaults. The Administrator may waive in writing any default by the Sub-Administrator in the performance of its obligations hereunder and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Sub-Administrator Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

ARTICLE VII

Section 7.1 Termination.

(a) Optional Purchase of All Trust Student Loans. The Sub-Administrator shall notify the Subservicer, the Servicer, the Administrator, the Depositor, the Issuer and the Indenture Administrator in writing, within 15 days after the last day of any Collection Period as of which the then outstanding Pool Balance is 12% or less of the Initial Pool Balance, of the percentage that the then outstanding Pool Balance bears to the Initial Pool Balance. As of the last day of any Collection Period immediately preceding a Distribution Date as of which the then outstanding Pool Balance is 10% or less of the Initial Pool Balance, the Subservicer (as assignee of such right pursuant to the Subservicing Agreement) shall have the option to purchase the Trust Estate, other than the Trust Accounts. To exercise such option, the Subservicer shall deposit, pursuant to Section 3.6 above, in the Collection Account an amount equal to the aggregate Purchase Amount for the Trust Student Loans and the related rights with respect thereto, and shall succeed to all interests in and to the Issuer; provided, however, that the Subservicer may not effect such purchase if (i) such aggregate Purchase Amounts do not equal or exceed the Minimum Purchase Amount plus any Carryover Servicing Fees or (ii) such aggregate Purchase Amounts exceed the Maximum Purchase Amount. In the event the Subservicer fails to notify the Owner Trustee, the Indenture Trustee and the Indenture Administrator in writing prior to the acceptance by the Indenture Trustee of a bid to purchase the Trust Estate pursuant to Section 4.4 of the Indenture that the Subservicer intends to exercise its option to purchase the Trust Estate, the Subservicer shall be deemed to have waived its option to purchase the Trust Estate as long as the Subservicer has received 5 business days’ notice of its option to purchase and it has failed to notify the Indenture Trustee and the Indenture Administrator of its exercise of such option prior to the Third-Party Financial Advisor accepting a bid to purchase such the Trust Student Loans remaining in the Trust, as provided in Section 4.4 of the Indenture.

(b) Notice. Notice of any termination of the Trust shall be given by the Sub-Administrator to the Administrator, the Owner Trustee, the Indenture Trustee and the Indenture Administrator as soon as practicable after the Sub-Administrator has received notice thereof.

(c) Succession. Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the holder of the Trust Certificate shall succeed to the rights of the Noteholders hereunder and the Owner Trustee shall succeed to the rights of, and assume the obligations of, the Indenture Trustee and the Indenture Administrator pursuant to this Agreement and any other Basic Documents.

ARTICLE VIII

Section 8.1 Protection of Interests in Trust. (a) The Sub-Administrator, on behalf of the Depositor, shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer and the Indenture Trustee in the Trust Student Loans and in the proceeds thereof. The Sub-Administrator shall deliver (or cause to be delivered) to the Owner Trustee, the Indenture Trustee and the Indenture Administrator file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(b) Neither the Depositor nor the Subservicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Owner Trustee, the Sub-Administrator, the Indenture Trustee and the Indenture Administrator at least five days’ prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

(c) Each of the Depositor and the Subservicer shall have an obligation to give the Owner Trustee, the Sub-Administrator, the Indenture Trustee and the Indenture Administrator at least 60 days’ prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment. The Subservicer shall at all times maintain each office from which it shall service Trust Student Loans, and its principal executive office, within the United States of America.

(d) The Subservicer shall maintain accounts and records as to each Trust Student Loan accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Trust Student Loan, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Trust Student Loan and the amounts from time to time deposited by the Subservicer in the Collection Account in respect of such Trust Student Loan.

(e) The Subservicer shall maintain its computer systems so that, from and after the time of sale of the Trust Student Loans to the Owner Trustee on behalf of the Issuer, the Subservicer’s master computer records (including any backup archives) that refer to a Trust Student Loan shall indicate clearly the interest of the Issuer, the Owner Trustee and the Indenture Trustee in such Trust Student Loan and that such Trust Student Loan is owned by the Owner Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer’s, the Owner Trustee’s and the Indenture Trustee’s interest in a Trust Student Loan shall be deleted from or modified on the Subservicer’s computer systems when, and only when, the related Trust Student Loan shall have been paid in full or repurchased.

(f) If at any time the Depositor or the Sub-Administrator shall propose to sell, grant a security interest in, or otherwise transfer any interest in student loans to any prospective purchaser, lender or other transferee, the Subservicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they refer in any manner whatsoever to any Trust Student Loan, indicate clearly that such Trust Student Loan has been sold and is owned by the Owner Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee.

(g) Upon reasonable notice, the Subservicer shall permit the Indenture Administrator and the Indenture Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Subservicer’s records regarding any Trust Student Loan.

(h) Upon request, at any time the Owner Trustee or the Indenture Administrator have reasonable grounds to believe that such request would be necessary in connection with its performance of its duties under the Basic Documents, the Subservicer shall furnish to the Owner Trustee or to the Indenture Administrator (in each case, with a copy to the Sub-Administrator and the Indenture Trustee), within five Business Days, a list of all Trust Student Loans (by borrower social security number, type of loan and date of issuance) then held as part of the Trust, and the Sub-Administrator shall furnish to the Owner Trustee or to the Indenture Administrator (with a copy to the Indenture Trustee), within 20 Business Days thereafter, a comparison of such list to the list of initial Trust Student Loans set forth in Schedule A to the Indenture as of the Closing Date and, for each Trust Student Loan that has been removed from the pool of loans held by the Owner Trustee on behalf of the Issuer, information as to the date as of which and circumstances under which each such Trust Student Loan was so removed.

(i) The Depositor shall deliver to the Owner Trustee, the Indenture Trustee and the Indenture Administrator:

(i) promptly after the execution and delivery of this Agreement and of each amendment thereto and on each Transfer Date, an Opinion of Counsel either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Trust Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

(ii) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Trust Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; provided, that a single Opinion of Counsel may be delivered in satisfaction of the foregoing requirement and that of Section 3.6(b) of the Indenture.

(j) Each Opinion of Counsel referred to in subclause (i) or (ii) of clause (i) above shall specify (as of the date of such opinion and given all applicable laws as in effect on such date) any action necessary to be taken in the following year to preserve and protect such interest.

(k) The Depositor shall, to the extent required by applicable law, cause the Trust Certificate and the Notes to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such Sections.

ARTICLE IX

Section 9.1 Independence of the Sub-Administrator. For all purposes of this Agreement, the Sub-Administrator shall be an independent contractor and shall not be subject to the supervision of the Administrator with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Administrator, the Sub-Administrator shall have no authority to act for or represent the Administrator in any way and shall not otherwise be deemed an agent of the Administrator.

Section 9.2 No Joint Venture. Nothing contained in this Agreement (a) shall constitute the Sub-Administrator and the Administrator as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (b) shall be construed to impose any liability as such on either of them or (c) shall be deemed to confer on either of them any express, implied or apparent authority to incur any obligation or liability on behalf of the other.

Section 9.3 Other Activities of Sub-Administrator. Nothing herein shall prevent the Sub-Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Administrator, the Issuer, the Owner Trustee, the Indenture Trustee or the Indenture Administrator.

Section 9.4 Powers of Attorney. The Administrator shall, or shall request the Owner Trustee, the Indenture Trustee and the Indenture Administrator, upon the written request of the Sub-Administrator, to furnish the Sub- Administrator with any powers of attorney and other documents reasonably necessary or appropriate to enable the Sub-Administrator to carry out its administrative duties hereunder.

Section 9.5 Amendment. (a) This Agreement (other than Sections 3.1, 3.2, 3.3, 3.7, 3.8, 3.9 and Section 3.11 above) may be amended by the Sub-Administrator, the Subservicer, the Servicer and the Administrator with the prior written consent of CBNA (which consent shall not be unreasonably withheld, delayed or conditioned); provided, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Sub-Administrator, the Subservicer, the Servicer and the Administrator, adversely affect in any material respect any Noteholder; provided, however, that such amendment shall not result in or cause a significant change to the permissible activities of the Trust.

(b) Sections 3.1, 3.2, 3.3, 3.7, 3.8, 3.9 and 3.11 may be amended from time to time by a written amendment duly executed and delivered by Sub-Administrator and the Administrator with the written consent of CBNA (which consent shall not be unreasonably withheld, delayed or conditioned) solely for the purpose of conforming any provision of such Article to Sections 2.1, 2.2, 2.3, 2.7, 2.8, 2.9 and 2.11, respectively, of the Administration Agreement, as amended from time to time.

(c) Promptly after the execution of any such amendment (or, in the case of the Rating Agencies, fifteen days prior thereto), the Owner Trustee shall furnish written notification of the substance of such amendment to the holder of the Trust Certificate, the Indenture Administrator, the Indenture Trustee and each of the Rating Agencies.

(d) It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

Section 9.6 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 5.3 of the Subservicing Agreement and Section 5.3 of this Agreement, this Agreement may not be assigned by the Sub-Administrator or the Subservicer. Notwithstanding anything to the contrary contained herein, except as provided in Section 4.3 of the Servicing Agreement and Section 4.3 of the Administration Agreement, this Agreement may not be assigned by the Administrator or the Servicer.

Section 9.7 [Reserved].

Section 9.8 [Reserved].

Section 9.9 Nonpetition Covenants. (a) Notwithstanding any prior termination of this Agreement, the Subservicer, the Sub-Administrator, the Servicer and the Administrator shall not, prior to the date which is 367 days after the payment in full of the Notes, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer. The foregoing shall not limit the rights of the Subservicer, the Sub-Administrator, the Servicer and the Administrator, to file any claim in, or otherwise take any action with respect to, any insolvency proceeding that was instituted against the Issuer by a Person other than the Subservicer, the Sub-Administrator, the Servicer or the Administrator.

(b) Notwithstanding any prior termination of this Agreement, the Subservicer, the Sub-Administrator, the Servicer and the Administrator shall not, prior to the date which is 367 days after the payment in full of the Notes, acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor. The foregoing shall not limit the rights of the Subservicer, the Sub-Administrator, the Servicer and the Administrator to file any claim in, or otherwise take any action with respect to, any insolvency proceeding that was instituted against the Depositor by a Person other than the Subservicer, the Sub-Administrator, the Servicer or the Administrator.

Section 9.10 [Reserved].

Section 9.11 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICT OF LAW PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 9.12 Consent to Jurisdiction. Each party hereby irrevocably submits to the co-exclusive jurisdiction of the Delaware Chancery Court, or if such court shall not have jurisdiction, any federal or other state court of the State of Delaware and any federal or other state court of the State of New York, for the purpose of any action or proceeding arising out of or relating to this Agreement and each party hereto hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any such court. Each party hereto agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Notwithstanding the foregoing, each party hereto shall be entitled to implead (or take similar steps with respect to) any indemnified party into any action relating to a third party claim in any other jurisdiction.

Each party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such party. Nothing in this Section 9.12 shall affect the right of any party to this Agreement to serve legal process in any other manner permitted by law.

Section 9.13 Headings. The Section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

Section 9.14 Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

Section 9.15 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Each of the parties named on the signature pages to this Agreement by execution of this Agreement agrees, for the benefit of the Sub-Administrator and the other signatories hereto, to be bound by the terms of this Agreement and the other Basic Documents to the extent reference is made in such document to such party.

Section 9.16 Trust Certificate. The holder of the Trust Certificate, as evidenced by its agreement to accept the rights conferred under the Trust Certificate, is hereby deemed to accept all obligations of the Depositor under this Agreement, other than any obligations of the Depositor under Section  8.1 of this Agreement.

ARTICLE X

Section 10.1 Sub-Administrator Compliance Statement. On or before March 20th of each calendar year (or if not a Business Day, the immediately preceding Business Day), except during any period when the Sub-Administrator is required to deliver any reports under Section 10.2 below, the Sub-Administrator shall deliver to the Depositor and the Issuer a statement of compliance addressed to the Depositor and the Issuer and signed by an authorized officer of the Sub-Administrator, to the effect that (i) a review of the Sub-Administrator’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Sub-Administrator has fulfilled all of its obligations under this Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

Section 10.2 Report on Assessment of Compliance and Attestation. (a) On or before March 20th of each calendar year (or if not a Business Day, the immediately preceding Business Day), the Sub-Administrator shall:

(i) deliver to the Administrator, the Depositor and the Issuer a report (in form and substance reasonably satisfactory to the Issuer) regarding the Sub-Administrator’s assessment of compliance with the Applicable Servicing Criteria during the immediately preceding calendar year (or applicable portion thereof). Such report shall be addressed to the Administrator, the Depositor and the Issuer and signed by an authorized officer of the Sub-Administrator, and shall address each of the Servicing Criteria specified on the certification substantially in the form of Attachment B attached to this Agreement, incorporating any such changes as may be agreed to by the Depositor;

(ii) deliver to the Administrator, the Depositor and the Issuer a report of a registered public accounting firm reasonably acceptable to the Depositor and the Issuer that attests to, and reports on, the assessment of compliance made by the Sub-Administrator and delivered pursuant to the preceding paragraph; and

(iii) cause each sub-sub-administrator appointed by the Sub-Administrator and Subcontractor determined by the Sub-Administrator to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Sub-Administrator, acting on behalf of the Issuer, an assessment of compliance and accountants’ attestation as and when provided in clauses (i) and (ii) of this Section  10.2; and

ARTICLE XI

Section 11.1 Third-Party Beneficiaries. The Issuer, the Owner Trustee, the Indenture Administrator, the Indenture Trustee, the Depositor, the Noteholders are intended third-party beneficiaries of this Agreement as against the Subservicer and the Sub-Administrator and shall have the right, power and authority to enforce the provisions of this Agreement, as and to the extent such provisions relate to their interests in the Subserviced Student Loans, as though they were a party hereto. CBNA is a direct party to Sections 3.1, 3.3, 3.7, 3.8, 4.1, 4.2, 5.6, 6.1, 6.2, 6.3, 9.4, 9.5 and 9.9 and an intended third-party beneficiary of all other provisions of this Agreement and shall have the right, power and authority to enforce the provisions of this Agreement, as and to the extent such provisions or any breach thereof would reasonably be expected to result in CBNA having to make any indemnification payment with respect to this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

THE STUDENT LOAN CORPORATION, not in its individual capacity but solely as Servicer and Administrator
By
Name:
Title:

CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION not in its individual capacity but solely as Subservicer and Sub-Administrator
By:
Name:
Title:

ACCEPTED AND AGREED

solely with respect to Sections 3.1, 3.3, 3.7, 3.8, 4.1, 4.2, 5.6, 6.1, 6.2, 6.3, 9.4, 9.5 and 9.9

CITIBANK, N.A.
its individual capacity and in its capacity as Indenture Administrator
By:
Name:
Title:

SLC STUDENT LOAN RECEIVABLES I, INC., as Depositor
By:
Name:
Title:

ATTACHMENT A

[RESERVED]

A-1

ATTACHMENT B

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by Citibank (South Dakota) National Association, as the Sub-Administrator and the Subservicer, shall address, at a minimum, the criteria identified below (the “Applicable Servicing Criteria”):

Reference	Criteria	Applicability
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the Basic Documents.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the Basic Documents to maintain a back-up servicer for the trust student loans are maintained.	N/A
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
Cash Collection and Administration
1122(d)(2)(i)

Payments on trust student loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the Basic Documents.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the Basic Documents.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the Basic Documents.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the Basic Documents. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the Basic Documents;

X

B-1

Reference	Criteria	Applicability

(C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the Basic Documents.

Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the Basic Documents and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the Basic Documents; (B) provide information calculated in accordance with the terms specified in the Basic Documents; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of student loans serviced by the Subservicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the Basic Documents.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Subservicer’s investor records, or such other number of days specified in the Basic Documents.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on student loans is maintained as required by the Basic Documents or related student loan documents.	X
1122(d)(4)(ii)	Student loan and related documents are safeguarded as required by the Basic Documents	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the Basic Documents.	X
1122(d)(4)(iv)

Payments on student loans, including any payoffs, made in accordance with the related student loan documents are posted to the Subservicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the Basic Documents, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related student loan documents.

X
1122(d)(4)(v)	The Subservicer’s records regarding the student loans agree with the Subservicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s student loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the Basic Documents and related pool asset documents.

X

B-2

Reference	Criteria	Applicability
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the Basic Documents.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a student loan is delinquent in accordance with the Basic Documents. Such records are maintained on at least a monthly basis, or such other period specified in the Basic Documents, and describe the entity’s activities in monitoring delinquent student loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for student loans with variable rates are computed based on the related student loan documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s student loan documents, on at least an annual basis, or such other period specified in the Basic Documents; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable student loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related student loans, or such other number of days specified in the Basic Documents.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Subservicer at least 30 calendar days prior to these dates, or such other number of days specified in the Basic Documents.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Subservicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Subservicer, or such other number of days specified in the Basic Documents.	X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the Basic Documents.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the Basic Documents.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on student loans is maintained as required by the Basic Documents or related student loan documents.	X

B-3

Reference	Criteria	Applicability
1122(d)(4)(ii)	Student loan and related documents are safeguarded as required by the Basic Documents	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the Basic Documents.	X
1122(d)(4)(iv)

Payments on student loans, including any payoffs, made in accordance with the related student loan documents are posted to the Subservicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the Basic Documents, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related student loan documents.

X
1122(d)(4)(v)	The Subservicer’s records regarding the student loans agree with the Subservicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s student loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the Basic Documents and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the Basic Documents.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a student loan is delinquent in accordance with the Basic Documents. Such records are maintained on at least a monthly basis, or such other period specified in the Basic Documents, and describe the entity’s activities in monitoring delinquent student loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for student loans with variable rates are computed based on the related student loan documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s student loan documents, on at least an annual basis, or such other period specified in the Basic Documents; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable student loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related student loans, or such other number of days specified in the Basic Documents.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Subservicer at least 30 calendar days prior to these dates, or such other number of days specified in the Basic Documents.

X

B-4

Reference	Criteria	Applicability
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Subservicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Subservicer, or such other number of days specified in the Basic Documents.	X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the Basic Documents.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the Basic Documents.	X

“References” above refer to are to Items in Subpart 229.1100 — Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss. 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION, as Sub-Administrator and Subservicer

Date:
By:
Name:
Title:

B-5

ATTACHMENT C

RESPONSIBILITIES OF THE ADMINISTRATOR

The Administrator:

•

Shall execute and deliver all amendments to, consents and other approvals under the Basic Documents to which it is a party (or pursuant to which such consents or approvals of the Administrator may be required from time to time) at the written instruction and direction of the Sub-Administrator pursuant to Section 2.2(b).

•

Subject to the terms of the Depositor Agreement, cooperate with the Sub-Administrator in the preparation of any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Sub-Administrator, on behalf of the Issuer, to comply with the provisions of Regulation AB. (Section 10.1)

C-1

Exhibit 4.4

Form of Depositor Agreement

EXHIBIT 4.4 TO THE

ASSET PURCHASE AGREEMENT

FORM OF

DEPOSITOR AGREEMENT

DEPOSITOR AGREEMENT (this “Agreement”), dated as of [—], 2010, by and among The Student Loan Corporation, a Delaware corporation in its individual capacity (“SLC”), and in its capacities as Servicer and Administrator; SLC Student Loan Receivables I, Inc., a Delaware corporation, as depositor (the “Depositor”); Citibank (South Dakota) National Association (“CSD”), a national banking association, as a Subservicer (the “Private Subservicer”); Sallie Mae, Inc., a Delaware corporation, as a Subservicer (the “FFELP Subservicer”, and together with the Private Subservicer, the “Subservicers”), and also in its capacity as a subadministrator (the “Subadministrator”); SLM Education Credit Finance Corporation (in its capacity as the seller of participation interests in certain Trust Student Loans that are required to be purchased from the FFELP Securitization Trusts, the “Participation Seller”) and Citibank, N.A., a national banking association in its individual capacity (the “Bank”) and in its capacity as Indenture Administrator under the Asset Purchase Agreement, together with its successors and assigns (the “Indenture Administrator”).

WHEREAS, prior to the date hereof, SLC was owner of (i) Trust Certificates each evidencing 100% of the beneficial interest in a Securitization Trust or Private Securitization Trust (each, a “Trust”) securitizing either a portfolio of FFELP Loans or private student loans, respectively, which were sold by SLC to the Depositor and by the Depositor to such Trust and (ii) the entire equity interest in the Depositor;

WHEREAS, SLC has entered into the Asset Purchase Agreement, dated as of September 17, 2010, by and among SLC, Citibank, N.A., the Subservicers, the Depositor, Bull Run 1 LLC, SLM Corporation and SLM Education Credit Finance Corporation (as the same may be amended or otherwise modified from time to time in accordance with the terms thereof, the “Asset Purchase Agreement”), pursuant to which, subject to the terms and conditions of the Asset Purchase Agreement, SLC will sell, among other assets, and certain of the Trust Certificates with respect to Trusts whose assets consist primarily of FFELP Loans;

WHEREAS, SLC has entered in to the Asset Purchase Agreement, dated as of September 17, 2010, by and among the SLC, Citibank, N.A. and CSD (as the same may be amended or otherwise modified from time to time in accordance with the terms thereof, the “Citibank Transaction Agreement”), pursuant to which, subject to the terms and conditions of the Citibank, N.A. Transaction Agreement, SLC will sell, among other assets, SLC’s entire equity interest in the Depositor, and the Trust Certificates relating to the 2009-A Trust and the 2010 Trust (each as defined below) to the Bank;

WHEREAS, the Depositor is the “depositor” for each Trust as such term is understood for the purpose of Regulation AB, the Exchange Act and the rules and regulations of the SEC, and the Depositor is the “registrant” for the existing and currently effective Form S-3 registration statement under the Securities Act that was utilized for the public issuance of the particular Trust’s debt securities;

WHEREAS, SLC, either directly or through Affiliates, has provided loan servicing and other administrative services with respect to the Trusts, which constitute duties that meet the criteria for “participating in the servicing function” within the meaning of Regulation AB;

WHEREAS, SLC and its Affiliates have committed to assign or delegate certain of their administrative and loan servicing duties and obligations with respect to certain Trusts;

WHEREAS, the Depositor will require assistance and information from the various administrators, sub-administrators, custodians, indenture administrators, servicers, subservicers and sub-subservicers of the Trusts (each, a “Servicing Party”) to fulfill its reporting obligations under the Exchange Act and Regulation AB and the rules and regulations of the SEC;

NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto intending to be legally bound hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1 Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in, or incorporated by reference into, the Asset Purchase Agreement. Section 1.4 of the Asset Purchase Agreement is hereby incorporated herein and made a part hereof.

In this Agreement:

“2004-1 Trust” means SLC Student Loan Trust 2004-1, a Delaware statutory trust.

“2005-1 Trust” means SLC Student Loan Trust 2005-1, a Delaware statutory trust.

“2005-2 Trust” means SLC Student Loan Trust 2005-2, a Delaware statutory trust.

“2005-3 Trust” means SLC Student Loan Trust 2005-3, a Delaware statutory trust.

“2006-1 Trust” means SLC Student Loan Trust 2006-1, a Delaware statutory trust.

“2006-2 Trust” means SLC Student Loan Trust 2006-2, a Delaware statutory trust.

“2007-1 Trust” means SLC Student Loan Trust 2007-1, a Delaware statutory trust.

“2007-2 Trust” means SLC Student Loan Trust 2007-2, a Delaware statutory trust.

“2008-1 Trust” means SLC Student Loan Trust 2008-1, a Delaware statutory trust.

“2008-2 Trust” means SLC Student Loan Trust 2008-2, a Delaware statutory trust.

“2009-1 Trust” means SLC Student Loan Trust 2009-1, a Delaware statutory trust.

“2009-2 Trust” means SLC Student Loan Trust 2009-2, a Delaware statutory trust.

“2009-3 Trust” means SLC Student Loan Trust 2009-3, a Delaware statutory trust.

“2010-1 Trust” means the SLC Student Loan Trust 2010-1, a Delaware statutory trust.

“2006-A Trust” means the SLC Private Student Loan Trust 2006-A, a Delaware statutory trust

“2006-A Trust” means the SLC Private Student Loan Trust 2006-A, a Delaware statutory trust.

“2009-A Trust” means the SLC Private Student Loan Trust 2009-A, a Delaware statutory trust.

“2010-A Trust” means the SLC Private Student Loan Trust 2010-A, a Delaware statutory trust.

“2010-B Trust” means the SLC Private Student Loan Trust 2010-B, a Delaware statutory trust.

“Bank Securitization Basic Documents” means collectively (i) any document that is a “Basic Document” as defined in the indenture pursuant to which the 2009-A Trust has issued notes and (ii) any document that is a “Basic Document” as defined in the indenture pursuant to which the 2010-1 Trust has issued notes.

“Bank Securitization Master Terms Sale Agreement” means, with respect to each Bank Securitization Trust, the Master Terms Sale Agreement entered into by and between the Depositor and the related Bank Securitization Trust pursuant to which student loans are sold by the Depositor to such Bank Securitization Trust, as the same may be amended or otherwise modified from time to time in accordance with the terms thereof.

“Bank Securitization Trusts” means the 2009-A Trust and the 2010-1 Trust.

“FFELP Securitization Basic Document” means any document that is a “Basic Document” as defined in the indenture pursuant to which any FFELP Securitization Trust has issued notes.

“FFELP Securitization Master Terms Sale Agreement” means, with respect to each FFELP Securitization Trust, the Master Terms Sale Agreement entered into by and between the Depositor and the related FFELP Securitization Trust pursuant to which federally guaranteed student loans are sold by the Depositor to such FFELP Securitization Trust, as the same may be amended or otherwise modified from time to time in accordance with the terms thereof.

“FFELP Securitization Trusts” means the 2004-1 Trust, the 2005-1 Trust, the 2005-2 Trust, the 2005-3 Trust, the 2006-1 Trust, the 2006-2 Trust, the 2007-1 Trust, the 2007-2 Trust, the 2008-1 Trust, the 2008-2 Trust, the 2009-1 Trust, the 2009-2 Trust or 2009-3 Trust.

“Private Securitization Basic Document” means any document that is a “Basic Document” as defined in the indenture pursuant to which any Private Securitization Trust has issued notes.

“Private Securitization Master Terms Sale Agreement” means, with respect to each Private Securitization Trust, the Master Terms Sale Agreement entered into by and between the Depositor and the related Securitization Trust pursuant to which private education loans are sold by the Depositor to such Private Securitization Trust, as the same may be amended or otherwise modified from time to time in accordance with the terms thereof.

“Private Securitization Trust” means the 2006-A Trust, the 2010-A Trust and the 2010-B Trust.

“Securitization Basic Documents” means the collective reference to the Bank Securitization Basic Documents, the FFELP Securitization Basic Document and the Private Securitization Basic Documents.

“Securitization Trusts” means that collective reference to the Bank Securitization Trusts, the FFELP Securitization Trusts and the Private Securitization Trusts.

ARTICLE 2

COMPLIANCE WITH REGULATION AB AND EXCHANGE ACT REPORTING REQUIREMENTS

Section 2.1 SEC Filings.

(a) Bank Securitization Trust Filings. From and after the date hereof, and subject to the timely compliance of SLC, the FFELP Subservicer, the Private Subservicer and each their Affiliates with their respective reporting obligations under the applicable Bank Securitization Basic Documents, the Bank shall cause the Depositor to timely file all filings required to be filed by the Depositor under the Exchange Act and Regulation AB and the rules and regulations of the SEC promulgated thereunder relating to any Bank Securitization Basic Document or to any Bank Securitization Trust provided, that any such filing shall be submitted to SLC for its review a reasonable time in advance of filing and shall not be filed without SLC’s consent. The Depositor acknowledges that its obligations under this Section 2.1(a) are subject to the compliance of SLC only to the extent that (i) the relevant report has specifically been requested in writing by the Bank, (ii) the requesting party has made arrangements to generate the applicable report by the time necessary, including through the engagement of third parties if necessary, (iii) the requesting party shall bear all costs of the preparation of the report and (iv) the requesting party has not asked SLC to meet unreasonable timeframes or fulfill unreasonable requests. SLC shall be entitled to rely on the accuracy and completeness of all information contained in any filing furnished to it by the Depositor, the Bank, the FFELP Subservicer or the Private Subservicer, and SLC shall have no obligation to review, comment on or determine the accuracy of the content of any filing or to determine whether the filing is complete or complies with the requirements of the Exchange Act, Regulation AB (or any successor regulation) and the rules and regulations of the SEC promulgated thereunder.

Notwithstanding the foregoing, SLC shall be entitled to consult with counsel in connection with any such filing prepared by any party and if it is advised by counsel that the filing prepared by such party is defective or contains a material misstatement or omits to state a material fact, SLC may refuse to execute or permit any such filing without any further liability hereunder. The Bank acknowledges and agrees that except as specifically provided in this paragraph and Section 2.3, SLC will have no further obligations with respect to filings with the SEC relating to the Bank Securitization Trusts.

(b) Private Securitization Trust Filings. From and after the date hereof, the Bank shall cause the Depositor to execute any filings required to be filed by the Depositor under the Exchange Act and Regulation AB and the rules and regulations of the SEC promulgated thereunder relating to any Private Securitization Basic Document or Private Securitization Trust and promptly return such filing to SLC for filing with the SEC; provided, that the preparation of such filings shall be the responsibility of SLC. The Depositor shall be entitled to rely on the accuracy and completeness of all information contained in any filing furnished to it by any Servicing Party in connection with any Private Securitization Basic Document or Private Securitization Trust and shall have no obligation to review, comment on or determine the accuracy of the content of any such filing or to determine whether such filing is complete or complies with the requirements of the Exchange Act, Regulation AB (or any successor regulation) and the rules and regulations of the SEC promulgated thereunder. Notwithstanding the foregoing, the Depositor shall be entitled to consult with counsel in connection with any such filing prepared by any Servicing Party in connection with any Private Securitization Basic Document or Private Securitization Trust and if the Depositor is advised by counsel that such filing prepared by such Servicing Party is defective or contains a material misstatement or omits to state a material fact, the Depositor may refuse to execute any such filing without any further liability hereunder. SLC acknowledges and agrees that except as specifically provided in this paragraph, Depositor will have no further obligations with respect to filings with the SEC relating to the Private Securitization Trusts.

(c) FFELP Securitization Trust Filings. From and after the date hereof, the Bank shall cause the Depositor to execute any filings required to be filed by the Depositor under the Exchange Act and Regulation AB and the rules and regulations of the SEC promulgated thereunder relating to any FFELP Securitization Basic Document or FFELP Securitization Trust, and promptly return such filing to the Subadministrator for filing with the SEC; provided, that that the preparation of such filings shall be the responsibility of the Subadministrator, and no such filings shall be made without the consent of SLC. A copy of any such filings shall be delivered to SLC simultaneously with the delivery thereof to the Depositor or the Bank, as the case may be. The Depositor and SLC shall be entitled to rely on the accuracy and completeness of all information contained in any filing furnished to it by any Servicing Party in connection with any FFELP Securitization Basic Document or FFELP Securitization Trust and shall have no obligation to review, comment on or determine the accuracy of the content of any filing or to determine whether such the filing is complete or complies with the requirements of the Exchange Act, Regulation AB (or any successor regulation) and the rules and regulations of the SEC promulgated thereunder. Notwithstanding the foregoing, each of the Depositor and SLC shall be entitled to consult with counsel in connection with any such filing prepared by any Servicing Party in connection with any FFELP Securitization Basic Document or FFELP Securitization Trust and if the Depositor or SLC, as applicable, is advised by counsel that such filing prepared by such Servicing Party is defective or contains a material misstatement or omits to state a material fact, the Depositor may refuse to execute any such filing or SLC may decline to consent to the filing thereof, as applicable, without any further liability hereunder. The Subadministrator acknowledges and agrees that except as specifically provided in this paragraph, neither the Depositor nor SLC will have any further obligations with respect to filings with the SEC relating to any FFELP Securitization Trust.

Section 2.2 Cooperation; Reasonableness. Each Servicing Party agrees it shall cooperate fully with the Depositor, to deliver to the Depositor any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Depositor, to permit the Depositor to comply with the provisions of Regulation AB and the reporting requirements under the Exchange Act, together with such disclosures relating to such Servicing Party and/or any or the Person that services the Student Loans held in the

Trusts on behalf of the Servicing Party and is responsible for the performance (whether directly or through other Persons) of the material servicing functions required to be performed by the Servicing Party, reasonably believed by the Depositor to be necessary to effect such compliance; provided, that, with respect to any statement, report or certification to be delivered by SLC in connection with any Bank Securitization Trust or FFELP Securitization Trust, (a) the Depositor, the Bank or the Subadministrator, as applicable, has requested such statement, report or certification, (b) the Depositor, the Bank or the Subadministrator, as applicable, has made arrangements to generate any such statement, report or certification by the time necessary, including through the engagement of third parties if necessary, (c) the Depositor, the Bank or the Subadministrator, as applicable, shall bear all costs of the preparation of the statement, report or certification and (d) the Depositor, the Bank or the Subadministrator, as applicable, has not asked SLC, to meet unreasonable timeframes or fulfill unreasonable requests. Each Servicing Party acknowledges that interpretations of the requirements of Regulation AB and the reporting requirements of the Exchange Act may change over time, whether due to interpretive guidance provided by the SEC or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB and the Exchange Act.

Section 2.3 Reports. The Private Subservicer, with respect to any Private Securitization Trust or the 2009-A Trust, the FFELP Subservicer, with respect to any FFELP Securitization Trust or the 2010-1 Trust, SLC, with respect to any Private Securitization Trust, FFELP Securitization Trust or Bank Securitization Trust, the Bank, with respect to any Bank Securitization Trust, and the Subadministrator, with respect to any FFELP Securitization Trust, each agrees to provide the Depositor, any report required to be delivered by it to any such Bank Securitization Trust, FFELP Securitization Trust or Private Securitization Trust, as applicable, for the purposes of compliance with Regulation AB or Rules 13a-18 and 15d-18 of the Exchange Act, including, but not limited to:

(a) any report regarding a Servicing Party’s assessment of compliance with the Applicable Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a- 18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB;

(b) any report of a registered public accounting firm reasonably that attests to, and reports on, the assessment of compliance made by a Servicing Party and delivered pursuant to the preceding paragraph;

(c) any annual certification delivered by a Servicing Party to any Person responsible for signing the Sarbanes-Oxley Certification on behalf of a Securitization Trust;

(d) any other report or certificate required to be delivered by it under any Indenture, Administration Agreement, Sub-Administration Agreement, Servicing Agreement, Replacement Subservicing Agreement or Sub-Subservicing Agreement for purposes of compliance with Regulation AB or Rules 13a-18 and 15d-18 of the Exchange Act;

provided, that (i) with respect to any Bank Securitization Trust or FFELP Securitization Trust, SLC’s obligation to provide reports listed in clauses (a) through (d) above is subject to the limitations on its compliance with its reporting obligations set forth in the first proviso in Section 2.1(a) and Section 2.1(c), and SLC shall be entitled to rely on the accuracy and completeness of all information contained in any report furnished to it by the Depositor, the FFELP Subservicer, the Subadministrator, the Bank or the Private Subservicer and shall have no obligation to review, comment or determine the accuracy of the content of any report. Notwithstanding the foregoing, SLC shall be entitled to consult with counsel in connection with any such report prepared by any such party and if it is advised by counsel that the report prepared by such party is defective or contains a material misstatement or omits to state a material fact, SLC may refuse to execute any such report without any further liability hereunder.

Section 2.4 Servicer Compliance Certificate. On or before March 20th of each calendar year, commencing in 2011, each Servicing Party shall deliver to each Trust, with a copy to the Depositor, a statement of compliance addressed to such Trust and signed by an Authorized Officer of the applicable Servicing Party, to the effect that (i) a review of the applicable Servicing Party’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under the Servicing Agreement, Replacement Subservicing Agreement or Sub-Subservicing Agreement, as applicable, relating to such Trust during such period has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, such Servicing Party has fulfilled all of its obligations under such Servicing Agreement, Replacement Subservicing Agreement or Sub-Subservicing Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof, and each Servicer and Subservicer shall facilitate the delivery of any required statement of compliance by any related sub-subservicer; provided, that SLC shall provide such statements of compliance only upon receiving an appropriate certification from (x) with respect to the Bank Securitization Trusts, the Bank, the FFELP Subservicer and the Private Loan Subservicer, as applicable, (y) with respect to the FFELP Securitization Trusts, the Subadministrator and the FFELP Subservicer, as applicable, and (z) with respect to the Private Securitization Trusts, the Private Subservicer, in each case prepared at such party’s own expense, to the same effect as clauses (i), (ii) and (iii) above and providing reasonable detail as to the basis of such certification.

Section 2.5 Appointment of Successor Servicers. In the event of the succession to any Servicing Party by any Person (i) into or with which the Servicing Party may be merged or consolidated, or (ii) which may be appointed as a successor to such Servicing Party, such Servicing Party shall provide to the Depositor at least fifteen (15) calendar days prior to the effective date of such succession or appointment, (x) written notice to the Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably required by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any series or class of notes issued by a Trust; provided, that no such succession shall be permitted unless the successor Servicing Party explicitly assumes the responsibilities of the applicable Servicing Party under this Agreement; provided, further, that the obligations of each Servicing Party under this Agreement shall not terminate unless such an assumption has been entered into by a Person assuming all or substantially all of such Servicing Party’s servicing obligations with respect to the Student Loans in the related Trusts.

Section 2.6 Change in Depositor. In the event of the succession to the Depositor by any Person (i) into or with which the Depositor may be merged or consolidated, or (ii) which may be appointed as a successor to such Depositor, the Depositor shall provide to each Servicing Party at least fifteen (15) calendar days prior to the effective date of such succession or appointment, written notice to the Servicing Party of such succession or appointment; provided, that no such succession shall be permitted unless the successor Depositor explicitly assumes the responsibilities of the Depositor under this Agreement; provided, further, that the obligations of the Depositor under this Agreement shall not terminate unless such an assumption has been entered into by a Person assuming all or substantially all of the Depositor’s obligations hereunder and with respect to the Securitization Basic Documents and Private Securitization Basic Documents.

Section 2.7 Suspension of SEC Reporting. The Subadministrator, with respect to the FFELP Securitization Trusts, SLC with respect to the Private Bank Securitization Trusts and the Bank with respect to the Bank Securitization Trusts, agrees to prepare and present to the Depositor to file the requisite documents to seek a suspension of reporting requirements under the Exchange Act as soon as practicable once and to the extent permitted under the Exchange Act and each of the parties hereto agrees to cooperate to promptly facilitate such suspension of reporting.

ARTICLE 3

COVENANTS OF THE DEPOSITOR

Section 3.1 Actions Requiring Trust Consent. Unless such action is otherwise permitted hereunder, without the written consent of the Subadministrator, with respect to the FFELP Securitization Trusts, SLC with respect to the Private Securitization Trusts and the Bank with respect to the Bank Securitization Trusts, as applicable, the Depositor will not (nor will it permit any of its agents to):

(a) cancel, terminate, extend, amend, modify or waive (or consent to or approve) any provision of any Bank Securitization Basic Document, FFELP Securitization Basic Document or Private Securitization Basic Document, as applicable;

(b) take or consent to any other action that may impair the rights or obligations or expand the responsibilities of the Servicer, the Seller, the FFELP Subservicer, the Private Subservicer, the Subadministrator, or the applicable Securitization Trust under any Securitization Basic Document to which the Depositor is a party;

(c) effect a new Securitization Transaction, or, except as set forth in Section 3.3 below, amend, modify or waive in any material respect any term of any outstanding FFELP Securitization Basic Document or Private Securitization Basic Document;

(d) acquire any student loans owned by any FFELP Securitization Trust or Private Securitization Trust (other than in connection with a required repurchase);

(e) sell or dispose of any student loans held in any FFELP Securitization Trust or Private Securitization Trust (other than those acquired in connection with a required repurchase); or

(f) terminate any trustee, servicer, subservicer or administrator or similar party under any contract to the extent relation to any Securitization Transaction involving a FFELP Securitization Trust or Private Securitization Trust, except to the extent required under the terms of the applicable FFELP Securitization Basic Documents or Private Securitization Basic Documents, as the case may be.

(g) Merger or Consolidation. The Depositor will not merge or consolidate with, or transfer assets to, any other entity without the prior written consent of SLC and Subadministrator, except that the Depositor shall be able to transfer any education loans or acquired in connection with a required repurchase without such consent. The Bank may assign its ownership interest in the Depositor to any Affiliate without the prior written consent of (but with prior notice to) the other parties hereto; provided, that, (i) the Bank shall remain fully obligated to perform all of its obligations hereunder, and (ii) such Affiliate agrees in writing to all of the terms and conditions set forth in this Agreement and covenants in writing not to further assign such ownership interest in the Depositor to any Person that is not an Affiliate of the Bank.

Section 3.2 Compliance; New Securitizations.

The Depositor shall:

(a) comply in all material respects with the requirements of its Certificate of Incorporation and By-laws and not amend, in any material respect, its Certificate of Incorporation or By-Laws, and maintain its corporate existence and obtain and maintain all permits, licenses and approvals required for the Depositor to operate its business.

(b) comply with all its obligations under this Agreement;

(c) not take any action that will cause any material assumption of fact relating to the Depositor or the transfer of its assets contained in any true sale or nonconsolidation opinion delivered in connection with any Securitization Transactions or any transaction involving a FFELP Securitization Trust or Private Securitization Trust to be untrue;

(d) comply, in all material respects, with all Laws applicable to the Depositor;

(e) not act as a depositor to any new securitization vehicle or, without the prior written consent of the Subadministrator and SLC, enter into any other document or transaction.

Section 3.3 Consultation.

(a) If the Depositor is required or if it is advisable that the Depositor consent to or vote on any actions, amendments, modifications or waivers with respect to any FFELP Securitization Basic Document or Private Securitization Basic Document to which the Depositor is a party, or any other agreement that could materially affect the interests of, or the ability of (i) SLC or any Servicing Party to perform its obligations under any Private Securitization Basic Document, or (ii) the Subadministrator or the FFELP Subservicer or any other Servicing Party to perform its obligations under any FFELP Securitization Basic Document, the Depositor shall consult with and shall consent or vote on such actions, amendments, modifications or waivers as directed by SLC (in the case of a Private Securitization Basic Document) or the Subadministrator, the FFELP Subservicer (in the case of a FFELP Securitization Basic Document) and, if relevant, the applicable Servicing Party; provided, that the Depositor shall be entitled to receive an Opinion of Counsel, reasonably acceptable to the Depositor, the fees and expenses of which shall be paid by SLC (in the case of a Private Securitization Basic Securitization Document) or by the Subadministrator (in the case of a FFELP Securitization Basic Securitization Document), stating that the execution of any such amendment or modification is authorized or permitted by the applicable Private Securitization Basic Documents or FFELP Securitization Basic Document, as applicable (which condition may be satisfied by the addition of the Depositor to any similar Opinion of Counsel being delivered to the applicable trustees).

(b) If SLC is required or if it is advisable that SLC consent to or vote on any actions, amendments, modifications or waivers with respect to any Bank Securitization Basic Document or FFELP Securitization Basic Document to which SLC is a party, or any other agreement that could materially affect the interests of, or the ability of SLC or any Servicing Party to perform its obligations under any Bank Securitization Basic Document or FFELP Securitization Document, SLC shall consult with and shall consent or vote on such actions, amendments, modifications or waivers as directed by, with respect to (i) any Bank Securitization Basic Document, the Bank, or (ii) any FFELP Securitization Document, the Subadministrator; provided, that SLC shall be entitled to receive an Opinion of Counsel, reasonably acceptable to SLC, the fees and expenses of which shall be paid by, with respect to (i) any Securitization Basic Document for a Securitization Trust, the Bank, or (ii) with respect to a FFELP Securitization Basic Document for a FFELP Securitization Trust, the Subadministrator, stating that the execution of any such amendment or modification is authorized or permitted by the applicable Securitization Basic Documents or FFELP Securitization Basic Documents, as applicable (which condition may be satisfied by the addition of SLC to any similar Opinion of Counsel being delivered to the applicable trustees).

(c) If the Depositor or its agent engages in any discussions or negotiations with any Bank Securitization Trust, Private Securitization Trust or FFELP Securitization Trust, any other party to a Bank Securitization Basic Document, a Private Securitization Basic Document, or a FFELP Securitization Basic Document, or their agents or representatives involving the rights, duties or obligations of the parties to the Bank Securitization Basic Documents, the Private Securitization Basic Documents or the FFELP Securitization Basic Documents, or involving the rights, duties or obligations of the Depositor under the Depositor Agreement, the Depositor shall provide the Subadministrator (with respect to a FFELP Securitization Trust or FFELP Securitization Basic Documents), SLC (with respect to a Private Securitization Trust or Private Securitization Basic Documents) and the Bank (with respect to a Securitization Trust or Bank Securitization Basic Documents), as applicable, with the opportunity to fully participate in such discussions or negotiations.

ARTICLE 4

ASSUMPTION OF DEPOSITOR’S OBLIGATIONS TO REPURCHASE

Section 4.1 Assignment and Assumption.

(a) Effective as of the date hereof, the Depositor hereby assigns to the Participation Seller, and the Participation Seller hereby assumes, the obligations and liabilities of the Depositor pursuant to Section 6 of each FFELP Master Terms Sale Agreement for the each of the FFELP Securitization Trusts.

(b) Effective as of the date hereof, the Depositor hereby assigns to SLC, and SLC hereby assumes, the obligations and liabilities of the Depositor pursuant to Section 6 of each Private Master Terms Sale Agreement for each of the Private Securitization Trusts.

Section 4.2 Notice of Breach.

(a) Each of the Depositor, the Participation Seller and SLC hereby agrees to give notice to each such other party, promptly and in writing, upon the discovery of any breach of the Depositor’s representations and warranties made pursuant to Sections 5(A) and (B) of any FFELP Securitization Master Terms Sale Agreement that has a material adverse effect (individually or in the aggregate) on the holders of notes issued by the related FFELP Securitization Trust.

(b) Each of the Depositor, the Bank and SLC hereby agrees to give notice to each such other party, promptly and in writing, upon the discovery of any breach of the Depositor’s representations and warranties made pursuant to Sections 5(A) and (B) of any Bank Securitization Master Terms Sale Agreement that has a material adverse effect (individually or in the aggregate) on the holders of notes issued by the related Bank Securitization Trust.

(c) Each of the Depositor and SLC hereby agrees to give notice to such other party, promptly and in writing, upon the discovery of any breach of the Depositor’s representations and warranties made pursuant to Sections 5(A) and (B) of the respective Private Securitization Master Terms Sale Agreement for each of the Private Securitization Trusts which has a material adverse effect (individually or in the aggregate) on the holders of notes issued by the related Private Securitization Trust.

ARTICLE 5

TERMINATION

Section 5.1 Termination of Agreement. This Agreement and the respective obligations and responsibilities of SLC, the Bank, the Depositor, the Participation Seller, the Private Subservicer and the FFELP Subservicer under this Agreement shall terminate on the first date on which each Securitization Trust has been dissolved in accordance with its Securitization Basic Documents, Private Securitization Basic Documents, FFELP Securitization Basic Documents, as applicable.

ARTICLE 6

INDEMNIFICATION

Section 6.1 Indemnification of Depositor. The FFELP Subservicer, the Private Subservicer and SLC (each, a “Servicer Indemnifying Party”) hereby agree, for itself alone, to indemnify and hold each of the Depositor and the Bank and each of their officers, directors, agents and advisers (each, a “Depositor Indemnified Party”)

harmless from and against any and all costs, damages, liabilities, assessments, judgments, losses, settlements, awards and fees (including reasonable legal fees) (“Losses”) that may be incurred by or asserted or awarded against such Depositor Indemnified Party to the extent arising out of or resulting from each such Servicer Indemnifying Party’s willful misconduct, bad faith or negligence in the performance of its duties and obligations hereunder.

Section 6.2 Indemnification of the FFELP Subservicer, the Private Subservicer and SLC . The Bank (the “Depositor Indemnifying Party”) hereby agrees to indemnify and hold each of the FFELP Subservicer, the Private Subservicer and SLC and each of their officers, directors, agents and advisers (each, a “Servicer Indemnified Party”) harmless from and against any and all Losses that may be incurred by or asserted or awarded against such Servicer Indemnified Party to the extent arising out of or resulting from the Depositor’s or the Depositor Indemnifying Party’s willful misconduct, bad faith or negligence in the performance of its duties and obligations hereunder.

Section 6.3 Indemnification of the Depositor by SLC. SLC hereby agrees to indemnify and hold the Depositor and its officers, directors, agents and advisers harmless from and against any and all Losses that may be incurred by or asserted or awarded against any of them to the extent arising out of or resulting from SLC’s willful misconduct, bad faith or negligence in the fulfillment of its obligations to the Depositor under Section 4.4(a) hereof.

Section 6.4 Indemnification of the Depositor by FFELP Subservicer. The FFELP Subservicer hereby agrees to indemnify and hold the Depositor and its officers, directors, agents and advisers harmless from and against any and all Losses that may be incurred by or asserted or awarded against any of them to the extent arising out of or resulting from the FFELP Subservicer’s willful misconduct, bad faith or negligence in the fulfillment of its obligations to the Depositor under Section 4.4(a) hereof

Section 6.5 Indemnification of SLC by the Bank. The Bank hereby agrees to indemnify and hold SLC and its officers, directors, agents and advisers harmless from and against any and all Losses that may be incurred by or asserted or awarded against any of them to the extent arising out of or resulting from the Bank’s willful misconduct, bad faith or negligence in the fulfillment of its obligations to SLC under Section 4.4(b) hereof.

Section 6.6 Indemnification of SLC by the FFELP Subservicer. The FFELP Subservicer hereby agrees to indemnify and hold SLC and its officers, directors, agents and advisers harmless from and against any and all Losses that may be incurred by or asserted or awarded against any of them to the extent arising out of or resulting from the FFELP Subservicer’s willful misconduct, bad faith or negligence in the fulfillment of its obligations to SLC under Section 4.4(b) hereof.

ARTICLE 7

MISCELLANEOUS PROVISIONS

Section 7.1 Expenses. Each party shall bear its own expenses in connection with the preparation and execution of this Agreement.

Section 7.2 Amendment. This Agreement may be amended by an instrument in writing signed by all parties hereto.

Section 7.3 Captions. The captions used herein are for the convenience of reference only and are not part of this Agreement, and shall in no way be deemed to define, limit, describe or modify the meanings of any provision of this Agreement.

Section 7.4 Nonliability of Directors, Officers and Employees of the Parties. No member of the board of directors or any officer, employee or agent of SLC Student Loan Receivables I, Inc., CSD, The Student Loan Corporation, Citibank, N.A. SLM Education Credit Finance Corporation or Sallie Mae, Inc. shall be personally liable for any obligation incurred under this Agreement.

Section 7.5 Notices. All notices hereunder shall be given by United States certified or registered mail, by facsimile or by other telecommunication device capable of creating written record of such notice and its receipt. Notices hereunder shall be effective when received and shall be addressed to the respective parties hereto at the addresses set forth below, or at such other address as shall be designated by any party hereto in a written notice to each other party pursuant to this Section.

If to SLC, to:

[SLC ADDRESS]

If to the Depositor, to:

[DEPOSITOR ADDRESS]

If to the Private Subservicer, to:

[CSD ADDRESS ]

If to the FFELP Subservicer, to:

SALLIE MAE, INC.

12061 Bluemont Way

Reston, VA 20190-5684

Phone:

Fax:

Attention:

If to the Participation Seller, to:

SLM EDUCATION CREDIT FINANCE CORP..

12061 Bluemont Way

Reston, VA 20190-5684

Phone:

Fax:

Attention:

If to the Bank, to:

Citibank, N.A. ADDRESS

Section 7.6 Entire Agreement; Severability. This Agreement constitutes the entire agreement between SLC, the Depositor, the Participation Seller, the FFELP Subservicer, the Private Subservicer, the Subservicers and the Bank. All prior representations, statements, negotiations and undertakings with regard to the subject matter hereof are superseded hereby. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remaining terms and provisions of this Agreement, or the application of such terms or provisions to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

Section 7.7 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 7.8 Submission to Jurisdiction; Service of Process. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York located in the City of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each of SLC, the Depositor, the FFELP Subservicer, the Participation Seller, the Private Subservicer and the Bank hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

Section 7.9 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY RELEASES, WAIVES AND RELINQUISHES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR CAUSE OF ACTION IN WHICH ANY OF THEM ARE PARTIES, WHICH IN ANY WAY (DIRECTLY OR INDIRECTLY) ARISES OUT OF, RESULTS FROM OR RELATES TO ANY OF THE FOLLOWING, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER BASED ON CONTRACT OR TORT OR ANY OTHER LEGAL BASIS: (I) THIS AGREEMENT; (II) ANY PAST, PRESENT OR FUTURE ACT, OMISSION, CONDUCT OR ACTIVITY WITH RESPECT TO THIS AGREEMENT; (III) ANY TRANSACTION, EVENT OR OCCURRENCE CONTEMPLATED BY THIS AGREEMENT; (IV) THE PERFORMANCE OF ANY OBLIGATION OR THE EXERCISE OF ANY RIGHT UNDER THIS AGREEMENT; AND (V) THE ENFORCEMENT OF THIS AGREEMENT. EACH OF THE PARTIES HERETO HEREBY FURTHER AGREES THAT THIS AGREEMENT CONSTITUTES ITS WRITTEN CONSENT THAT TRIAL BY JURY SHALL BE WAIVED IN ANY SUCH CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR OTHER CAUSE OF ACTION AND AGREES THAT EACH OF THEM SHALL HAVE THE RIGHT AT ANY TIME TO FILE THIS AGREEMENT WITH THE CLERK OR JUDGE OF ANY COURT IN WHICH ANY SUCH CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR OTHER CAUSE OF ACTION MAY BE PENDING AS WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY.

Section 7.10 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts (including by facsimile or other electronic means of communication), each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE STUDENT LOAN CORPORATION, as Servicer and as Administrator

By:
Name:
Title:

SLC STUDENT LOAN RECEIVABLES I, INC., as Depositor

By:
Name:
Title:

CITIBANK, N.A., as Indenture Administrator

By:
Name:
Title:

CITIBANK (SOUTH DAKOTA) NATIONAL ASSOCIATION, as Private Subservicer

By:
Name:
Title:

SLM EDUCATION CREDIT FINANCE CORPORATION, as Participation Seller

By:
Name:
Title:

SALLIE MAE, INC. as FFELP Subservicer

By:
Name:
Title:

[Depositor Agreement]

EXHIBIT A

Form of Seller Satisfaction Certificate

EXHIBIT A TO THE

ASSET PURCHASE AGREEMENT

SELLER SATISFACTION CERTIFICATE

Reference is made to the Asset Purchase Agreement, dated as of September 17, 2010 (the “Agreement”), by and among The Student Loan Corporation, as Seller and Servicer; Citibank, N.A., a national banking association, as Buyer and Omnibus Lender; Citibank (South Dakota) National Association, as Subservicer; and SLC Student Loan Receivables I, Inc., as Depositor, as amended. Terms used and not defined herein have the meanings set forth in the Agreement.

Pursuant to Section 6.1(b) and Section 7.2(c) of the Agreement, the Seller hereby certifies, as of the Closing Date, that (i) the conditions set forth in Section 7.2(a) and Section 7.2(b) of the Agreement have been satisfied and (ii) each other condition precedent to the Closing has been waived or satisfied to the satisfaction of the Seller.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the undersigned hereby executes this Certificate on behalf of Seller as of the date first set forth above.

THE STUDENT LOAN CORPORATION, as Seller

By:
Name:
Title:

Signature Page for Seller Satisfaction Certificate

EXHIBIT B

Form of Buyer Satisfaction Certificate

EXHIBIT B TO THE

ASSET PURCHASE AGREEMENT

BUYER SATISFACTION CERTIFICATE

Reference is made to the Asset Purchase Agreement, dated as of September 17, 2010 (the “Agreement”), by and among The Student Loan Corporation, as Seller and Servicer; Citibank, N.A., a national banking association, as Buyer and Omnibus Lender; Citibank (South Dakota) National Association, as Subservicer; and SLC Student Loan Receivables I, Inc., as Depositor, as amended. Terms used and not defined herein have the meanings set forth in the Agreement.

Pursuant to Section 6.1(b) and Section 7.3(c) of the Agreement, the Buyer hereby certifies, as of the Closing Date, that (i) the conditions set forth in Section 7.3(a) and Section 7.3(b) of the Agreement have been satisfied and (ii) each other condition precedent to the Closing has been waived or satisfied to the satisfaction of the Buyer.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the undersigned hereby executes this Certificate on behalf of Buyer as of the date first set forth above.

CITIBANK, N.A., as Buyer

By:
Name:
Title:

Signature Page for Buyer Satisfaction Certificate

Annex E

September 17, 2010

Special Committee of the Board of Directors

The Student Loan Corporation

750 Washington Blvd.

Stamford, CT 06901

Members of the Special Committee of the Board of Directors:

You have requested our opinion as to the fairness from a financial point of view to the stockholders of The Student Loan Corporation (the “Company”) (other than Citibank, N.A. (“Citibank”) and its affiliates) of the Consideration (as defined below) to be received by such stockholders pursuant to the terms and subject to the conditions set forth in the Agreement and Plan of Merger (the “Agreement”) to be entered into by the Company, Discover Bank (“Discover”) and Academy Acquisition Corp., a wholly owned subsidiary of Discover (“Acquisition Sub”). As more fully described in the Agreement, Acquisition Sub will be merged with the Company (the “Transaction”) and each issued and outstanding share of the common stock of the Company, par value of $0.01 per share (the “Company Common Stock”), will be converted into $30.00 in cash (the “Consideration”). We understand that, pursuant to the Asset Purchase Agreement (the “FFELP Agreement”) to be entered into by the Company, Citibank, Citibank (South Dakota) National Association (“CSD”), SLC Student Loan Receivables I, Inc. (“SLC Receivables”), SLM Corporation (“SLM”), Bull Run 1 LLC, SLM Education Credit Finance Corporation and Sallie Mae, Inc., immediately prior to the Effective Time (as defined in the Agreement), the Company will sell to subsidiaries of SLM the Acquired Assets (as defined in the FFELP Agreement), the Company and its affiliates will assign to SLM and its affiliates certain administrative and loan servicing duties and obligations with respect to the interests in the FFELP trust certificates and FFELP loans and SLM and its affiliates will assume the FFELP Assumed Liabilities (as defined in the Agreement) (collectively, the “FFELP Transaction”). We also understand that, pursuant to the Asset Purchase Agreement (the “Citibank Agreement”) to be entered into by the Company, Citibank, SLC Receivables and CSD, immediately prior to the Effective Time, the Company will sell to Citibank the Acquired Assets (as defined in the Citibank Agreement) and Citibank will assume all the Other Business Liabilities (as defined in the Citibank Agreement) (collectively, the “Citibank Transaction”).

We have acted as your financial advisor in connection with the Transaction, the FFELP Transaction and the Citibank Transaction and will receive a fee for our services, a significant portion of which is contingent upon the consummation of the Transaction, the FFELP Transaction and the Citibank Transaction. We will also receive a fee upon delivery of this opinion. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. We have provided to Citibank and SLM in the past, are providing to Citibank currently and may provide to the Company, Discover, Citibank and SLM in the future investment banking and other services unrelated to the Transaction, the FFELP Transaction or the Citibank Transaction and have received in the past and may receive in the future compensation for the rendering of such services. In the ordinary course of business, we, our successors and our affiliates may trade securities of the Company, Discover, Citibank or SLM for our own accounts and the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

Our opinion does not address the Company’s underlying business decision to effect the Transaction, the FFELP Transaction or the Citibank Transaction or the relative merits of the Transaction, the FFELP Transaction or the Citibank Transaction as compared to any alternative business strategies or transactions that might be available to the Company and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Transaction or any other matter. At your direction, we have not been asked to, nor do we, offer any opinion as to the material terms of the Agreement, the FFELP Agreement or the Citibank Agreement or the form of the Transaction, the FFELP Transaction or the Citibank Transaction. In acting as your financial advisor in connection with the Transaction, the FFELP Transaction and the Citibank Transaction, you have not requested us to solicit, and we have not solicited, indications of interest from Discover, SLM, Citibank or any other person in connection with a possible transaction involving all or any portion of the Company; all solicitations have been conducted by Citibank and its financial advisors. In rendering this opinion, we have assumed, with your consent, that the final executed forms of the Agreement, the FFELP Agreement and the Citigroup Agreement do not differ in any material respect from the drafts that we have examined, that the parties to the Agreement, the FFELP Agreement and the Citibank Agreement, respectively, will comply with all the material terms of such agreements and that the Transaction, the FFELP Transaction and the Citibank Transaction will be consummated on the terms set forth in the Agreement, the FFELP Agreement and the Citibank Agreement, respectively, without the waiver or modification of any term or condition of the Agreement, the FFELP Agreement or the Citibank Agreement, respectively, the effect of which would be in any way meaningful to our analysis.

In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and financial information relating to the Company that we deemed relevant; (ii) reviewed certain internal information relating to the business, including financial forecasts, earnings, cash flow, assets, liabilities and prospects of the Company furnished to us by the Company; (iii) conducted discussions with members of senior management and representatives of the Company concerning the matters described in clauses (i) and (ii) of this paragraph, as well as the business and prospects of the Company generally; (iv) reviewed publicly available financial and stock market data, including valuation multiples, for the Company and compared them with those of certain other companies in lines of business that we deemed relevant; (v) reviewed a draft of the Agreement dated September 17, 2010, a draft of the FFELP Agreement dated September 17, 2010 and a draft of the Citibank Agreement dated September 17 2010; (vi) participated in certain discussions and negotiations among the parties to the Agreement, the FFELP Agreement and the Citibank Agreement and their respective financial and legal advisors; and (vii) conducted such other financial studies and analyses and taken into account such other information as we deemed appropriate.

In connection with our review, we have not assumed any responsibility for independent verification of any of the information supplied to, discussed with, or reviewed by us for the purpose of this opinion and have, with your consent, relied on such information being complete and accurate in all material respects. In addition, at your direction we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet, or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal. With respect to the forecasted financial information referred to above, we have assumed, with your consent, that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future performance of the Company. In addition, with your consent, we have not reviewed individual credit files and, as we are not experts in the evaluation of loan and lease portfolios for purposes of assessing allowances for losses with respect thereto, we have assumed that such allowances for losses are not greater than reasonably expected losses.

Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof.

This opinion is for the use and benefit of the Special Committee of the Board of Directors of the Company in its evaluation of the Transaction, the FFELP Transaction and the Citibank Transaction. In addition, you have not asked us to address, and this opinion does not address, the fairness of the Transaction, the FFELP Transaction or the Citibank Transaction to, or any consideration received in connection therewith by, the Company or the holders of any class of securities, creditors or other constituencies of the Company, other than the fairness from a financial point of view, as of the date hereof, to the holders of the Company Common Stock (other than Citibank and its affiliates) of the Consideration to be received by such holders pursuant to the Agreement.

In addition, we do not express any opinion as to the fairness of the amount or nature of any compensation to be received by any of the Company’s officers, directors or employees, or any class of such persons, in connection with the Transaction, the FFELP Transaction or the Citibank Transaction, whether relative to the Consideration to be received by the holders of the Company Common Stock (other than Citibank and its affiliates) pursuant to the Agreement or otherwise. This opinion was approved by a Moelis & Company LLC fairness opinion committee.

Based upon and subject to the foregoing, it is our opinion that, as the date hereof, the Consideration to be received by the holders of Company Common Stock (other than Citibank and its affiliates) pursuant to the Agreement is fair from a financial point of view to such holders.

Very truly yours,

MOELIS & COMPANY LLC

Annex F

September 17, 2010

Special Committee of the Board of Directors

The Student Loan Corporation

750 Washington Blvd.

Stamford, CT 06901

Members of the Special Committee of the Board of Directors:

You have requested our opinion as to the fairness from a financial point of view to The Student Loan Corporation (the “Company”) of the Consideration (as defined below) to be received by the Company (i) pursuant to the terms and subject to the conditions set forth in the Asset Purchase Agreement (the “Agreement”) to be entered into by the Company, Citibank N.A. (“Citibank”), SLC Student Loan Receivables I, Inc. (“SLC Receivables”) and Citibank (South Dakota) National Association (“CSD”) and (ii) pursuant to the terms and subject to the conditions set forth in the Purchase Price Adjustment Agreement (the “PPA Agreement”) to be entered into by the Company, Discover Bank (“Discover”) and Citibank. As more fully described in the Agreement, the Company will sell to Citibank the Acquired Assets (as defined in the Agreement) and Citibank will pay to the Company the Purchase Price (as defined in this Agreement) and Citibank will assume the Other Business Liabilities (as defined in the Agreement) (the “Transactions”). As more fully described in the PPA Agreement, Citibank will pay to Discover, or if directed by Discover will pay to the Company, the Pre-Closing Adjustment Amount (as defined in the PPA Agreement). You have directed us to assume, for purposes of our opinion, that the sum of the Purchase Price and the Pre-Closing Adjustment Amount paid by Citibank will be at least $6,440,000,000 (the “Consideration”) and that Discover will direct Citibank to pay the Pre-Closing Adjustment Amount to the Company. We understand that, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) to be entered into by the Company, Discover and Academy Acquisition Corp., a wholly owned subsidiary of Discover (“Acquisition Sub”), Acquisition Sub will be merged with the Company (the “Merger Transaction”) and each issued and outstanding share of the Company, par value of $0.01 per share, will be converted into $30.00 in cash. We also understand that, pursuant to the Asset Purchase Agreement (the “FFELP Agreement”) to be entered into by the Company, Citibank, CSD, SLC Receivables, SLM Corporation (“SLM”), Bull Run 1 LLC, SLM Education Credit Finance Corporation and Sallie Mae, Inc., immediately prior to the Effective Time (as defined in the Merger Agreement), the Company will sell to subsidiaries of SLM the Acquired Assets (as defined in the FFELP Agreement), the Company and its affiliates will assign to SLM and its affiliates certain administrative and loan servicing duties and obligations with respect to the interests in the FFELP trust certificates and FFELP loans and SLM and its affiliates will assume the FFELP Assumed Liabilities (as defined in the Agreement) (collectively, the “FFELP Transaction”).

We have acted as your financial advisor in connection with the Transaction, the Merger Transaction and the FFELP Transaction and will receive a fee for our services, a significant portion of which is contingent upon the consummation of the Transaction, the Merger Transaction and the FFELP Transaction. We will also receive a fee upon delivery of this opinion. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. We have provided to Citibank and SLM in the past, are providing to Citibank currently and may provide to the Company, Discover, Citibank and SLM in the future investment banking and other services unrelated to the Transaction, the Merger Transaction and the FFELP Transaction and have received in the past and may receive in the future compensation for the rendering of such services. In the ordinary course of business, we, our successors and our affiliates may trade securities of the Company, Discover, Citibank or SLM for our own accounts and the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

Our opinion does not address the Company’s underlying business decision to effect the Transaction, the Merger Transaction or the FFELP Transaction or the relative merits of the Transaction, the Merger Transaction or the FFELP Transaction as compared to any alternative business strategies or transactions that might be available to the Company and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Transaction or any other matter. At your direction, we have not been asked to, nor do we, offer any opinion as to the material terms of the Agreement, the PPA Agreement, the Merger Agreement or the FFELP Agreement or the form of the Transaction, the Merger Transaction or the FFELP Transaction. In acting as your financial advisor in connection with the Transaction, the Merger Transaction or the FFELP Transaction, you have not requested us to solicit, and we have not solicited, indications of interest from Discover, SLM, Citibank or any other person in connection with a possible transaction involving all or any portion of the Company; all solicitations have been conducted by Citibank and its financial advisors. In rendering this opinion, we have assumed, with your consent, that the final executed forms of the Agreement, the PPA Agreement, the Merger Agreement and the FELP Agreement do not differ in any material respect from the drafts that we have examined, that the parties to the Agreement, the PPA Agreement, the Merger Agreement and the FFELP Agreement, respectively, will comply with all the material terms of such agreements and that the Transaction, the Merger Transaction and the FFELP Transaction will be consummated on the terms set forth in the Agreement, the PPA Agreement, the Merger Agreement and the FFELP Agreement, respectively, without the waiver or modification of any term or condition of the Agreement, the PPA Agreement, the Merger Agreement or the FFELP Agreement, respectively, the effect of which would be in any way meaningful to our analysis.

In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and financial information relating to the Acquired Assets and Other Business Liabilities that we deemed relevant; (ii) reviewed certain internal information relating to the Acquired Assets and Other Business Liabilities, including financial forecasts, furnished to us by the Company; (iii) conducted discussions with members of senior management and representatives of the Company concerning the matters described in clauses (i) and (ii) of this paragraph, as well as the Acquired Assets and Other Business Liabilities generally; (iv) reviewed publicly available information for certain assets that we deemed relevant with respect to the Acquired Assets; (v) reviewed a draft of the Agreement dated September 17, 2010, a draft of the PPA Agreement dated September 17, 2010, a draft of the Merger Agreement dated September 17, 2010 and a draft of the FFELP Agreement dated September 17, 2010; (vi) participated in certain discussions and negotiations among the parties to the Agreement, the PPA Agreement, the Merger Agreement and the FFELP Agreement and their respective financial and legal advisors; and (vii) conducted such other financial studies and analyses and taken into account such other information as we deemed appropriate.

In connection with our review, we have not assumed any responsibility for independent verification of any of the information supplied to, discussed with, or reviewed by us for the purpose of this opinion and have, with your consent, relied on such information being complete and accurate in all material respects. In addition, at your direction we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet, or otherwise) of the Company, including the Acquired Assets and Other Business Liabilities, nor have we been furnished with any such evaluation or appraisal. With respect to the forecasted financial information referred to above, we have assumed, with your consent, that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future performance of the Acquired Assets and Other Business Liabilities. In addition, with your consent, we have not reviewed individual credit files and, as we are not experts in the evaluation of loan and lease portfolios for purposes of assessing allowances for losses with respect thereto, we have assumed that such allowances for losses are not greater than reasonably expected losses.

Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof.

This opinion is for the use and benefit of the Special Committee of the Board of Directors of the Company in its evaluation of the Transaction, the Merger Transaction and the FFELP Transaction. In addition, you have not asked us to address, and this opinion does not address, the fairness of the Transaction, the Merger Transaction or the FFELP Transaction to, or any consideration received in connection therewith by, the Company or the holders of any class of securities, creditors or other constituencies of the Company, other than the fairness from a financial point of view, as of the date hereof, to the Company of the Consideration to be received by the Company pursuant to the Agreement and the PPA Agreement.

In addition, we do not express any opinion as to the fairness of the amount or nature of any compensation to be received by any of the Company’s officers, directors or employees, or any class of such persons, in connection with the Transaction, the Merger Transaction or the FFELP Transaction, whether relative to the Consideration to be received by the Company pursuant to the Agreement or otherwise. This opinion was approved by a Moelis & Company LLC fairness opinion committee.

Based upon and subject to the foregoing, it is our opinion that, as the date hereof, the Consideration to be received by the Company pursuant to the Agreement and the PPA Agreement is fair from a financial point of view to the Company.

Very truly yours,

MOELIS & COMPANY LLC

Annex G

September 17, 2010

The Special Transaction Committee of the Board of Directors

of The Student Loan Corporation

750 Washington Boulevard

Stamford, CT 06901

Members of the Special Transaction Committee of the Board of Directors:

We understand that The Student Loan Corporation, a Delaware corporation (the “Company”), proposes to enter into a transaction whereby, pursuant to the terms of an Asset Purchase Agreement, dated as of September 17, 2010 (the “Purchase Agreement” and the transaction contemplated thereby, the “Transaction”), among the Company as the Seller, the Servicer and the Administrator, Citibank, N.A., a national banking association (“CBNA”), as the Buyer, the Eligible Lender Trustee and the Omnibus Lender, Citibank (South Dakota) National Association, a national banking association, as the Subservicer and SLC Student Loan Receivables I Inc., as the Depositor, the Company will sell certain assets of the Company as specified therein and defined therein as the “Acquired Assets” (the “CBNA Assets”) to CBNA and CBNA will assume certain liabilities of the Company as specified therein and defined therein as the “Other Business Liabilities” (the “CBNA Liabilities”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

You have asked for our opinion, as of the date hereof, as to the fairness from a financial point of view to the Company of the Consideration (as defined below) to be paid to the Company in the Transaction.

For purposes of the opinion set forth herein, we have:

(i)	reviewed certain publicly available financial statements and other publicly available information pertaining to the Company;

(ii)	reviewed certain internal financial statements and other financial and operating data concerning certain of the CBNA Assets prepared by the management of the Company;

(iii)	analyzed certain financial projections with respect to certain of the CBNA Assets prepared by the management of the Company;

(iv)	reviewed the Company’s FAS 107 fair value loan model;

(v)	reviewed representative loan segments generated by the Company which summarize several characteristics of groups of similar loans included in the CBNA Assets;

(vi)	discussed the past and current operations and financial condition and the prospects of the CBNA Assets with management of the Company;

(vii)	reviewed the draft Purchase Agreement dated September 16, 2010; and

(viii)	performed such other analyses, studies and investigations, and considered such other factors, as we have deemed appropriate.

For the purposes of this opinion, we have assumed without independent verification, and upon your advice, that the purchase price for the CBNA Assets will be 99.85% of the book value of such assets. You have directed us to assume, for purposes of our opinion, that the sum of the Purchase Price and the Pre-Closing Adjustment Amount paid by Citibank will be at least approximately $6.4 billion (the “Consideration”) and that Discover will direct Citibank to pay the Pre-Closing Adjustment Amount to the Company. We have assumed and relied upon without independent verification the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information provided to, reviewed by or discussed with us (including information that is available from generally recognized public sources) for the purposes of this opinion. With respect to the financial

The Special Transaction Committee of Board of Directors

of The Student Loan Corporation

September 17, 2010

projections provided to us, with your consent, we have assumed that they have been reasonably prepared and are consistent with the best currently available estimates and judgments of senior management of the Company as to the future financial performance of the CBNA Assets and the other matters covered thereby. We assume no responsibility for and express no view as to such projections or other forward-looking information or any estimate, judgment or assumptions on which they are based, and we have relied upon the assurances of the senior management of the Company that they are unaware of any facts that would make the information provided to or reviewed by us incomplete or misleading. We have not performed any independent valuation or appraisal of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company or its subsidiaries (including, without limitation, any of the CBNA Assets or CBNA Liabilities) nor have we been furnished with any such valuations or appraisals. In particular, we do not express any opinion as to the value of any asset or liability of the Company or any of its subsidiaries, whether at current market prices or in the future. We have not assumed any obligation to review, nor have we reviewed, any loans or loan files or documents relating to any related transactions. In arriving at our opinion, we have not taken into account any litigation that is pending or may be brought against the Company or any of its affiliates or representatives. In addition, we have not evaluated the solvency of any party to the Purchase Agreement under any state or federal laws or rules, regulations, guidelines or principles relating to bankruptcy, insolvency or similar matters.

For purposes of rendering our opinion, we have assumed that there has not occurred any material change in the assets (including, without limitation, the CBNA Assets), liabilities (including, without limitation, the CBNA Liabilities), financial condition, results of operations, business or prospects of the Company or any of its subsidiaries since the respective dates of the most recent financial statements or other information, financial or otherwise, relating to the CBNA Assets and CBNA Liabilities made available to us. We have also assumed, with your consent, that the final executed Purchase Agreement will not differ in any material respect from the draft Purchase Agreement reviewed by us, that the representations and warranties of each party set forth in the Purchase Agreement are true and correct, that each party to the Purchase Agreement will perform all of the covenants and agreements required to be performed by it thereunder and that all conditions to the Transaction set forth in the Purchase Agreement will be timely satisfied and not modified or waived and that the Transaction will be consummated in accordance with the terms set forth in the Purchase Agreement without modification, waiver or delay, except, in each case, as would not be material to our analyses. In addition, we have assumed, with your consent, that any governmental, regulatory or third party consents, approvals or agreements necessary for the consummation of the Transaction will be obtained without any imposition of a delay, limitation, restriction or condition that would, in any respect material to our analyses, have an adverse effect on the Company or the contemplated benefits of the Transaction. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that, although subsequent developments may affect this opinion and the assumptions used in preparing it, we do not have any obligation to update, revise or reaffirm this opinion. We do not express any view or opinion as to the price at which any share of the Company’s common stock or any other security may trade at any time, including subsequent to the date of our opinion.

Our opinion addresses only the fairness, from a financial point of view, to the Company of the Consideration to be paid to the Company in the Transaction, and we do not express any view as to the fairness of the Transaction (or any other transaction) to, or any consideration of, any holders of any class of securities of the Company, creditors or other constituencies of the Company or its subsidiaries or any other term of the proposed Transaction or the other matters contemplated by the Purchase Agreement or any related agreement. We have not been asked to, nor do we, offer any opinion as to any term or aspect of the Purchase Agreement other than as expressly set forth herein or any other agreement or instrument contemplated by or entered into in connection with the Transaction or the form or structure of the Purchase Agreement or the use of the proceeds from the Transaction or the likely timeframe in which the Transaction will be consummated. Furthermore, we express no

The Special Transaction Committee of Board of Directors

of The Student Loan Corporation

September 17, 2010

opinion with respect to the amount or nature of any compensation to any officers, directors or employees of any party to the Transaction, or any class of such persons, relative to the Consideration to be received by the Company in the Transaction or with respect to the fairness of any such compensation. We do not express any opinion as to any tax or other consequences that may result from the transactions contemplated by the Purchase Agreement, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand the Company has received such advice as it deems necessary from qualified professionals, and which advice we have relied upon, without independent verification, in rendering our opinion. We express no view or opinion as to the financing of the Transaction or the terms or conditions upon which it is obtained. Our opinion does not address the underlying business decision of the Company to engage in the Transaction or the relative merits of the Transaction as compared to any other strategic alternatives that may be available to the Company. In arriving at our opinion, we have not been authorized to contact, and have not contacted, any third parties to solicit indications of interest in a possible transaction involving all or a part of the Company, the CBNA Assets or the CBNA Liabilities, nor have we negotiated or held discussions with any party.

We have been engaged by the Special Transaction Committee (the “Special Committee”) of the Board of Directors of the Company solely to render this opinion with respect to the Consideration to be received by the Company in the Transaction. We have not acted as financial advisor to the Special Committee, the Board of Directors, the Company or any other party with regard to the Transaction, other than to the extent described in the previous sentence. We will receive a fee for our services in connection with delivering this opinion, none of which is contingent on the Transaction being consummated. In addition, the Company has agreed to reimburse certain of our expenses and indemnify us for liabilities relating to or arising out of our engagement. In addition, we and certain of our affiliates, and certain of our and their respective employees, may have invested in companies affiliated or associated with the Company and CBNA and investment funds managed by entities affiliated or associated with them. We and our affiliates may in the future provide financial advice and services to the Company, CBNA and their respective affiliates or any other party that may be involved in the Transaction for which we and our affiliates would expect to receive compensation. In the ordinary course of business Gleacher & Company Securities, Inc. (“Gleacher & Company”) and certain of its affiliates may trade the securities of the Company or CBNA for their own account and for accounts of customers, and may at any time hold a long and short position in any such securities.

Our opinion expressed herein is provided for the information and assistance of the Special Committee in connection with its consideration of the Transaction and does not constitute a recommendation as to whether the Special Committee or the Board of Directors of the Company should recommend or proceed with the Transaction, nor does it constitute a recommendation to any holder of the Company’s common stock as to how such holder should vote or act with respect to the Transaction or any matter related thereto.

Based upon and subject to the foregoing and such other matters as we consider relevant, we are of the opinion that, as of the date hereof, the Consideration to be paid to the Company in the Transaction is fair, from a financial point of view, to the Company.

This opinion has been approved by the Fairness Committee of Gleacher & Company.

Very truly yours,

GLEACHER & COMPANY SECURITIES, INC.

/s/ Gleacher & Company Securities, Inc.

The Student Loan Corporation

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by
11:59 p.m. Eastern Time on December 1, 2010.

Vote by Internet
•Log on to the Internet and go to www.envisionreports.com/STU •Follow the steps outlined on the secured website.

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Special Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH

AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

THE BOARD OF DIRECTORS OF THE STUDENT LOAN CORPORATION, UPON THE RECOMMENDATION OF A SPECIAL COMMITTEE, COMPRISED OF THE FOUR INDEPENDENT MEMBERS OF THE NINE-MEMBER BOARD, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” BOTH (1) THE AUTHORIZATION OF THE SLM TRANSACTION AND (2) THE ADOPTION OF THE DFS MERGER AGREEMENT AND THE APPROVAL OF THE DFS MERGER.	+

	For	Against	Abstain
1.

Adoption of a resolution authorizing the transactions contemplated by the Asset Purchase Agreement, dated as of September 17, 2010, by and among The Student Loan Corporation; Citibank, N.A.; Citibank (South Dakota) National Association; SLC Student Loan Receivables I, Inc.; Bull Run 1 LLC; SLM Education Credit Finance Corporation; and Sallie Mae, Inc.

	☐	☐	☐
	For	Against	Abstain
2.

Adoption of the Agreement and Plan of Merger, dated as of September 17, 2010, by and among The Student Loan Corporation, Discover Bank and Academy Acquisition Corp., a wholly owned subsidiary of Discover Bank, and approval of the merger of Academy Acquisition Corp. with and into The Student Loan Corporation, with The Student Loan Corporation continuing as the surviving corporation and a wholly owned subsidiary of Discover Bank.

	☐	☐	☐
NOTE: If any other matter properly comes before The Student Loan Corporation Special Meeting of Stockholders or any adjournment or postponement thereof, or if you return a properly executed proxy card without marking any voting selections, the shares of The Student Loan Corporation common stock represented by your proxy card will be voted as recommended by the Board of Directors of The Student Loan Corporation.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

                018ZVC

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting of Stockholders and Proxy Statement are available at

www.envisionreports.com/STU if you are a registered stockholder and at www.edocumentview.com/STU if you are a beneficial stockowner.

Whether or not you plan to attend The Student Loan Corporation Special Meeting of Stockholders, your vote is important. The Student Loan Corporation encourages you to vote promptly via the Internet or by telephone, which are available 24 hours a day, seven days a week. See instructions on reverse side.

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The Student Loan Corporation

Special Meeting of Stockholders December 2, 2010, 8:30 A.M. (Eastern Time)

This proxy is solicited on behalf of the Board of Directors.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Special Meeting of Stockholders and the joint proxy statement/prospectus related thereto and appoints Michael J. Reardon, the attorney and proxy of the undersigned, with full power of substitution, to vote all the shares of common stock of The Student Loan Corporation which the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Special Meeting of Stockholders to be held on December 2, 2010, at 8:30 a.m. Eastern Time, 399 Park Avenue, 12th Floor Auditorium, in New York, New York 10022, and at any adjournments or postponements thereof, with the same force and effect as if the undersigned had voted such shares in person thereat.

This proxy, when properly executed, will be voted in the manner set forth on the reverse side of this card. If any matter other than proposals 1 and 2 properly comes before The Student Loan Corporation Special Meeting of Stockholders or any adjournment or postponement thereof, or if this proxy is properly executed and returned but no direction is made, this proxy will be voted as recommended by the Board of Directors of The Student Loan Corporation.

THE BOARD OF DIRECTORS OF THE STUDENT LOAN CORPORATION, UPON THE RECOMMENDATION OF A SPECIAL COMMITTEE, COMPRISED OF THE FOUR INDEPENDENT MEMBERS OF THE NINE-MEMBER BOARD, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” BOTH (1) THE AUTHORIZATION OF THE SLM TRANSACTION AND (2) THE ADOPTION OF THE DFS MERGER AGREEMENT AND THE APPROVAL OF THE DFS MERGER.

Please mark, sign, date and return this proxy card promptly using the enclosed reply envelope.

Continued and to be signed on reverse side

The Student Loan Corporation

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Special Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

THE BOARD OF DIRECTORS OF THE STUDENT LOAN CORPORATION, UPON THE RECOMMENDATION OF A SPECIAL COMMITTEE, COMPRISED OF THE FOUR INDEPENDENT MEMBERS OF THE NINE-MEMBER BOARD, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” BOTH (1) THE AUTHORIZATION OF THE SLM TRANSACTION AND (2) THE ADOPTION OF THE DFS MERGER AGREEMENT AND THE APPROVAL OF THE DFS MERGER.	+

	For	Against	Abstain
1.

Adoption of a resolution authorizing the transactions contemplated by the Asset Purchase Agreement, dated as of September 17, 2010, by and among The Student Loan Corporation; Citibank, N.A.; Citibank (South Dakota) National Association; SLC Student Loan Receivables I, Inc.; Bull Run 1 LLC; SLM Education Credit Finance Corporation; and Sallie Mae, Inc.

	☐	☐	☐
	For	Against	Abstain
2.

Adoption of the Agreement and Plan of Merger, dated as of September 17, 2010, by and among The Student Loan Corporation, Discover Bank and Academy Acquisition Corp., a wholly owned subsidiary of Discover Bank, and approval of the merger of Academy Acquisition Corp. with and into The Student Loan Corporation, with The Student Loan Corporation continuing as the surviving corporation and a wholly owned subsidiary of Discover Bank.

	☐	☐	☐
NOTE: If any other matter properly comes before The Student Loan Corporation Special Meeting of Stockholders or any adjournment or postponement thereof, or if you return a properly executed proxy card without marking any voting selections, the shares of The Student Loan Corporation common stock represented by your proxy card will be voted as recommended by the Board of Directors of The Student Loan Corporation.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

                018ZWC

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting of Stockholders and Proxy Statement are available at

www.envisionreports.com/STU if you are a registered stockholder and at www.edocumentview.com/STU if you are a beneficial stockowner.

Whether or not you plan to attend The Student Loan Corporation Special Meeting of Stockholders, your vote is important. The Student Loan Corporation encourages you to vote promptly via the Internet or by telephone, which are available 24 hours a day, seven days a week. See instructions on reverse side.

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The Student Loan Corporation

Special Meeting of Stockholders December 2, 2010, 8:30 A.M. (Eastern Time)

This proxy is solicited on behalf of the Board of Directors.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Special Meeting of Stockholders and the joint proxy statement/prospectus related thereto and appoints Michael J. Reardon, the attorney and proxy of the undersigned, with full power of substitution, to vote all the shares of common stock of The Student Loan Corporation which the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Special Meeting of Stockholders to be held on December 2, 2010, at 8:30 a.m. Eastern Time, 399 Park Avenue, 12th Floor Auditorium, in New York, New York 10022, and at any adjournments or postponements thereof, with the same force and effect as if the undersigned had voted such shares in person thereat.

This proxy, when properly executed, will be voted in the manner set forth on the reverse side of this card. If any matter other than proposals 1 and 2 properly comes before The Student Loan Corporation Special Meeting of Stockholders or any adjournment or postponement thereof, or if this proxy is properly executed and returned but no direction is made, this proxy will be voted as recommended by the Board of Directors of The Student Loan Corporation.

THE BOARD OF DIRECTORS OF THE STUDENT LOAN CORPORATION, UPON THE RECOMMENDATION OF A SPECIAL COMMITTEE, COMPRISED OF THE FOUR INDEPENDENT MEMBERS OF THE NINE-MEMBER BOARD, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” BOTH (1) THE AUTHORIZATION OF THE SLM TRANSACTION AND (2) THE ADOPTION OF THE DFS MERGER AGREEMENT AND THE APPROVAL OF THE DFS MERGER.

Please mark, sign, date and return this proxy card promptly using the enclosed reply envelope.

Continued and to be signed on reverse side